UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant has filed this Certified Shareholder Report on Form N-CSR in four (4) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-11-160982 and 0001193125-11-161010) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Item 1, this submission is identical in all material respects to the initial submission.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Bond Funds—Institutional, M, P, Administrative and D Classes

•	PIMCO Funds—Credit Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Inflation-Protected Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Strategic Markets Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—International Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Municipal Bond Funds—Institutional, P, Administrative, D, A, B, and C Classes

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Bond Funds—A, B, C and R Classes

•	PIMCO Funds—PIMCO Real Return Fund—A, B, C and R Classes

To be filed under the immediately following companion submission on form N-CSR:

•	PIMCO Funds—Asset Allocation, Real Return Strategy & Equity-Related Funds—A, B, C and R Classes

•	PIMCO Funds—Total Return Funds—Institutional, P, Administrative, D, A, B, C and R Classes

•	PIMCO Funds—RealRetirement® Funds—Institutional, Administrative, A, C, D and R Classes

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

Annual Report

March 31, 2011

Bond Funds

PIMCO Developing Local Markets Fund

PIMCO Diversified Income Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Advantage Strategy Bond Fund

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Real Income™ 2019 Fund

PIMCO Real Income™ 2029 Fund

PIMCO Short-Term Fund

PIMCO Tax Managed Real Return Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

Share Classes

■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Benchmark Descriptions		31
Financial Highlights		36
Statements of Assets and Liabilities		56
Statements of Operations		64
Statements of Changes in Net Assets		68
Statement of Cash Flows		74
Notes to Financial Statements		335
Report of Independent Registered Public Accounting Firm		353
Glossary		354
Federal Income Tax Information		355
Management of the Trust		356
Privacy Policy		358

FUND	Fund Summary	Schedule of Investments

PIMCO Developing Local Markets Fund	6	75
PIMCO Diversified Income Fund	7	86
PIMCO Emerging Local Bond Fund	8	103
PIMCO Emerging Markets Bond Fund	9	115
PIMCO Floating Income Fund	10	126
PIMCO Foreign Bond Fund (Unhedged)	11	141
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12	156
PIMCO Global Advantage Strategy Bond Fund	13	171
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	14	185
PIMCO GNMA Fund	15	197
PIMCO Government Money Market Fund	16	201
PIMCO High Yield Fund	17	202
PIMCO High Yield Spectrum Fund	18	214
PIMCO Income Fund	19	221
PIMCO Investment Grade Corporate Bond Fund	20	238
PIMCO Long-Term U.S. Government Fund	21	254
PIMCO Low Duration Fund	22	260
PIMCO Money Market Fund	23	277
PIMCO Mortgage-Backed Securities Fund	24	279
PIMCO Real Income™ 2019 Fund	25	284
PIMCO Real Income™ 2029 Fund	26	285
PIMCO Short-Term Fund	27	286
PIMCO Tax Managed Real Return Fund	28	300
PIMCO Unconstrained Bond Fund	29	304
PIMCO Unconstrained Tax Managed Bond Fund	30	323

Chairman’s Letter

Dear Shareholder:

Over the past twelve months we witnessed a number of extraordinary events that have had significant repercussions for the financial markets and the world’s general well-being. Particularly, the ongoing social unrest throughout the Middle East/North Africa and the after effects of the devastating earthquake and tsunami in Japan continue to weigh on markets globally. Rising commodities prices, namely food and oil, along with unsettled markets in general, also present investors with heightened allocation challenges.

In addition, outside of the reporting period on April 18, 2011, Standard & Poor’s (an independent credit rating agency) reaffirmed its AAA-credit rating of the U.S., but placed a “negative outlook” on U.S. sovereign debt due to concerns over the growing deficit and increasing government indebtedness. This serves as an important warning that the U.S. government must work towards a credible medium-term fiscal package – as well as long-term debt reduction efforts. It also is a reminder that the sovereign credit quality of a growing number of developed economies continues to deteriorate, which could have a significant impact on the global economy and financial markets.

PIMCO is keenly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant is crucial to successful investing while searching for attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

Yields across the U.S. Treasury yield curve declined as capital moved back into U.S. Treasuries towards the latter part of the reporting period due to global concerns over the turmoil in the Middle East/North Africa and the lingering effects on global financial markets from the earthquake and tsunami in Japan. Investors focused more intently on the growing U.S. deficit and deteriorating U.S. government balance sheet. The Federal Reserve maintained its stance on low short-term interest rates as well as its commitment to previously announced Quantitative Easing II polices despite signs of improved economic activity. The benchmark ten-year U.S. Treasury note yielded 3.47% at the end of the reporting period, or 0.36% lower than on March 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.12% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 7.91% during the reporting period, as represented by the Barclays Capital U.S. TIPS Index. TIPS produced strong returns as real yields rallied due to slowing real growth, a broad market flight-to-quality and expectations of higher upcoming inflation. In addition, inflation accruals were modestly positive amid rising commodities prices. TIPS outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher.

■

Agency mortgage-backed securities (“MBS”) performed better than comparable U.S. Treasury securities, and were supported by higher mortgage rates and benign prepayment reports. Non-Agency MBS also performed well as new supply continued to remain exceptionally low, and as demand from the U.S. government’s Public-Private Investment Program and other investors seeking higher yield caused prices to increase. In the asset-backed securities (“ABS”) market, the U.S. government’s Term Asset-Backed Securities Loan Facility (“TALF”) appeared a success in restarting the consumer ABS market, providing more attractive funding costs and helping induce investor demand for high-quality consumer ABS.

■	Corporate bonds, particularly high-yield bonds, were among the best performing fixed income asset classes during the reporting period. Lending standards and liquidity conditions continued

2	PIMCO Funds	Bond Funds

to improve, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Continued improvement in U.S. and global growth prospects helped many of the largest corporations strengthen their balance sheets. Investors favored the corporate bond sector over U.S. Treasury securities due to improving corporate fundamentals and heightened investor concerns over a deteriorating U.S. government balance sheet.

■

The municipal bond market in general was affected by a number of issues during the reporting period, namely negative headlines relating to the potential for greater default risk and significant new issue supply during the fourth quarter due to the winding down of the Build American Bond Program at the end of 2010. The Barclays Capital Municipal Bond Index returned 1.63% for the reporting period as compared to a return of 4.53% for the Barclays Capital U.S. Treasury Index.

■

Increased global concerns related to sovereign credit worthiness of countries in the European periphery, the unrest in the Middle East/North Africa, and the Japanese earthquake created volatility in global markets, which affected emerging markets (“EM”) spreads and yields. Nonetheless, given the stronger growth outlook for EM economies and continued interest from investors in EM strategies, EM U.S. dollar and local currency denominated debt posted strong positive returns for the reporting period.

■

Despite a volatile period global equities generally posted positive returns for the reporting period as investors looked for returns from higher risk asset classes. U.S. equities, as measured by the S&P 500 Index, returned 15.65% and international equities, as represented by the MSCI World Index, returned 13.45% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments or our investment manager’s website at www.pimco.com.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds May 18, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, inflation-indexed security risk, municipal project-specific risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, distribution adjustment risk, leveraging risk, management risk and short sale risk. A complete description of these risks and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Income from the PIMCO Unconstrained Tax Managed Bond Fund may be subject to Federal and State income taxes.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B, C or R) is the Fund’s oldest share class. The oldest share class for the following Funds is the Institutional share class, and the class A, B, and C shares were first offered in (month/year): PIMCO Short-Term Fund (1/97), PIMCO Money Market Fund (1/97), PIMCO Low Duration Fund (1/97), PIMCO Long-Term U.S. Government Fund (1/97), PIMCO High Yield Fund (1/97), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (1/97), PIMCO Mortgage-Backed Securities Fund

(7/00), PIMCO GNMA Fund (A shares 11/00, B and C shares 5/01), PIMCO Foreign Bond Fund (Unhedged) (A and C shares 7/04), PIMCO Investment Grade Corporate Bond Fund (A and C shares 7/04), PIMCO Emerging Local Bond Fund (A and C shares 7/07), and PIMCO Unconstrained Bond Fund (A shares 6/08 and C shares 7/08). The oldest share class for Income Fund is Class A, and Class C shares were first offered in 3/07. The R Shares for each Fund were first offered in (12/02), except PIMCO Income Fund (3/07), PIMCO Unconstrained Bond Fund (7/08), and PIMCO Global Advantage Strategy Bond Fund (2/09). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different charges and expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”) which declines from either 3.5% in the first year to 0% at the end of the fifth year or 5% in the first year declining to 0% at the end of the sixth year, depending on the fund and when the shares were purchased. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. (These charges do not apply to the PIMCO Government Money Market, PIMCO Treasury Money Market or PIMCO Money Market Funds.)

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The Cumulative Returns charts assume the initial investment of $10,000 was made at the end of the month that the oldest share class of the Fund commenced operations. The charts and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. However, the Average Annual Total Return table for the PIMCO Tax Managed Real Return Fund and PIMCO Unconstrained Tax Managed Bond Fund discloses returns after taxes on Fund distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds	Bond Funds

Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 426-0107, on the PIMCO Investments LLC website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (800) 426-0107 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from October 1, 2010 to March 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2011	5

PIMCO Developing Local Markets Fund

Class A - PLMAX	Class C - PLMCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	34.4%
United States	11.0%
Russia	8.1%
Mexico	6.3%
Brazil	5.5%
Other	34.7%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (05/31/05)
PIMCO Developing Local Markets Fund Class A	7.93%	6.85%	7.13%
PIMCO Developing Local Markets Fund Class A (adjusted)	3.88%	6.04%	6.43%
PIMCO Developing Local Markets Fund Class C	7.12%	6.06%	6.33%
PIMCO Developing Local Markets Fund Class C (adjusted)	6.12%	6.06%	6.33%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	7.65%	8.28%	8.33%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)*	7.62%	8.00%	8.05%
Lipper Emerging Market Debt Funds Average	9.35%	7.88%	8.41%

All Fund returns are net of fees and expenses.

* Effective June 30, 2010, the Fund selected the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) as its secondary benchmark index. Prior to that date, the Fund had not selected a secondary benchmark index.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.25% and 2.00% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,037.07	$1,033.21	$1,018.65	$1,014.91
Expenses Paid During Period†	$6.40	$10.19	$6.34	$10.10

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.26% for Class A and 2.01% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Developing Local Markets Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in fixed-income instruments denominated in currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high income Organization for Economic Co-operation and Development (“OECD”) economies for the past five consecutive years. The Fund’s investments in currencies or fixed-income instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

An overweight to Singapore contributed to performance as the Singapore sub index outperformed the JPMorgan Emerging Local Markets Index Plus (Unhedged) (the “Fund’s benchmark index”) for the reporting period.

»	An overweight to Brazil benefited returns as the Brazil sub index outperformed the Fund’s benchmark index for the reporting period.

»

An off-benchmark exposure to emerging markets (“EM”) corporate credits benefited performance as EM corporate credits, as represented by the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI), outperformed the Fund’s benchmark index for the reporting period.

»	An underweight to Hungary detracted from performance as the Hungary sub index outperformed the Fund’s benchmark index for the reporting period.

»	An underweight to South Africa detracted from returns as the South Africa sub index outperformed the Fund’s benchmark index for the reporting period.

»	An overweight to China detracted from returns as the Chinese sub index underperformed the Fund’s benchmark index for the reporting period.

6	PIMCO Funds	Bond Funds

PIMCO Diversified Income Fund

Class A - PDVAX	Class B - PDVBX
Class C - PDICX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	67.5%
Sovereign Issues	13.5%
Mortgage-Backed Securities	5.7%
Bank Loan Obligations	4.6%
Short-Term Instruments	3.4%
Other	5.3%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Class A	10.59%	7.65%	8.21%
PIMCO Diversified Income Fund Class A (adjusted)	6.45%	6.83%	7.67%
PIMCO Diversified Income Fund Class B	9.77%	6.85%	7.41%
PIMCO Diversified Income Fund Class B (adjusted)	6.27%	6.77%	7.41%
PIMCO Diversified Income Fund Class C	9.77%	6.85%	7.41%
PIMCO Diversified Income Fund Class C (adjusted)	8.77%	6.85%	7.41%
Barclays Capital Global Credit Hedged USD Index	5.83%	5.73%	5.62%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	8.68%	7.32%	7.88%
Lipper Multi-Sector Income Funds Average	9.25%	6.51%	7.04%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.16% for Class A shares and 1.91% for Class B and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,017.69	$1,013.90	$1,013.90	$1,019.20	$1,015.46	$1,015.46
Expenses Paid During Period†	$5.78	$9.54	$9.54	$5.79	$9.55	$9.55

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.15% for Class A, 1.90% for Class B, and 1.90% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overall underweight allocation to the global investment grade asset class added to relative performance as the credit component of the Barclays Capital Global Aggregate Bond Index returned 4.61%, underperforming the Fund’s secondary benchmark index.

»

An overall underweight allocation to global high yield bonds detracted from relative performance as the BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index returned 12.81%, outperforming the Fund’s secondary benchmark index.

»

Tactical exposure to commercial mortgage-backed securities (“CMBS”) positively contributed to relative performance as the Barclays Capital CMBS Index returned 13.53%, outperforming the Fund’s secondary benchmark index.

»	A curve-steepening bias detracted from performance as the U.S. Treasury yield curve flattened during the reporting period.

»

A duration (or sensitivity to changes in market interest rates) overweight positioning versus the Fund’s benchmark for the nine month period ending December 31, 2010 as well as the Fund’s duration underweight positioning for the three month period ending March 31, 2011, benefited relative performance as the U.S. yield curve fell during the last three quarters of 2010 and rose during the first quarter of 2011.

»

An underweight allocation to Argentina debt detracted from relative performance as the JPMorgan Emerging Markets Bond Index Global (“JP Morgan EMBIG”) Argentina sub index returned 28.59%, outperfroming the Fund’s secondary benchmark index.

»	An underweight allocation to Venezuela debt benefited relative performance as the JPMorgan EMBIG Venezuela sub index, returned 7.29%, underperforming the Fund’s secondary benchmark index.

»

An overweight allocation to investment grade banking credits detracted from relative performance, as banking bonds within the credit component of the Barclays Capital Global Aggregate Bond Index lagged the Fund’s secondary benchmark index.

»

An overweight allocation to high yield natural gas pipeline debt enhanced relative performance; the pipeline sub-group within the BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index returned 14.39% for the reporting period.

»	An underweight exposure to supranational credits, which underperformed for the reporting period, added to relative performance.

Annual Report	March 31, 2011	7

PIMCO Emerging Local Bond Fund

Class A - PELAX	Class C - PELCX

Cumulative Return Through March 31, 2011

Allocation Breakdown‡

Brazil	12.3%
Mexico	11.4%
South Africa	10.8%
Poland	10.8%
Indonesia	9.2%
Short-Term Instruments	8.2%
Turkey	6.3%
Russia	6.0%
Other	25.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011

	1 Year	Fund Inception (12/29/06)
PIMCO Emerging Local Bond Fund Class A	10.75%	9.99%
PIMCO Emerging Local Bond Fund Class A (adjusted)	6.64%	9.00%
PIMCO Emerging Local Bond Fund Class C	9.93%	9.17%
PIMCO Emerging Local Bond Fund Class C (adjusted)	8.93%	9.17%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	12.85%	12.10%	*
Lipper Emerging Market Debt Funds Average	9.35%	7.21%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/06.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.35% and 2.10% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,013.64	$1,009.84	$1,018.20	$1,014.46
Expenses Paid During Period†	$6.78	$10.52	$6.79	$10.55

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.35% for Class A and 2.10% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Local Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed-income instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to Brazil contributed to performance as the Brazilian sub index outperformed the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (USD Unhedged) (the “Fund’s benchmark index”) for the reporting period.

»	An overweight to Indonesia contributed to performance as the Indonesia sub index outperformed the Fund’s benchmark index for the reporting period.

»	An underweight to Hungary contributed to performance as the Hungary sub index underperformed the Fund’s benchmark index for the reporting period.

»	An overweight to Poland detracted from relative performance as the Poland sub index underperformed the Fund’s benchmark index for the reporting period.

»	An overweight to Mexico detracted from relative performance as the Mexico sub index underperformed the Fund’s benchmark index for the reporting period.

»	An underweight to Colombia detracted from relative performance as the Colombia sub index outperformed the Fund’s benchmark index for the reporting period.

8	PIMCO Funds	Bond Funds

PIMCO Emerging Markets Bond Fund

Class A - PAEMX	Class B - PBEMX
Class C - PEBCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Russia	17.9%
Brazil	12.1%
Mexico	9.9%
Indonesia	7.6%
Colombia	5.1%
Short-Term Instruments	3.7%
Other	43.7%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Class A	9.22%	7.61%	12.63%	11.11%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	5.13%	6.79%	12.20%	10.80%
PIMCO Emerging Markets Bond Fund Class B	8.41%	6.81%	12.05%	10.67%
PIMCO Emerging Markets Bond Fund Class B (adjusted)	4.91%	6.74%	12.05%	10.67%
PIMCO Emerging Markets Bond Fund Class C	8.41%	6.82%	11.80%	10.29%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	7.41%	6.82%	11.80%	10.29%
JPMorgan Emerging Markets Bond Index (EMBI) Global	8.65%	8.26%	10.15%	9.13%
Lipper Emerging Market Debt Funds Average	9.35%	7.88%	11.91%	9.52%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month- end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.26% for Class A shares and 2.01% for Class B and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$994.77	$991.05	$991.05	$1,018.70	$1,014.96	$1,014.96
Expenses Paid During Period†	$6.22	$9.93	$9.93	$6.29	$10.05	$10.05

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.25% for Class A, 2.00% for Class B, and 2.00% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to countries with emerging market countries, which may be represented by forwards or derivatives such as options, futures, contracts, or swap agreements.

»

An out of benchmark exposure to corporates/quasi sovereigns added to relative performance as the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) outperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global (the “Fund’s benchmark index”) during the reporting period.

»	An underweight to Venezuela contributed to relative performance as the Venezuela sub index underperformed the Fund’s benchmark index during the reporting period.

»	An underweight to Lebanon contributed to relative performance as the Lebanese sub index underperformed the Fund’s benchmark index during the reporting period.

»	An overweight to Brazil detracted from relative performance as the Brazilian sub index underperformed the Fund’s benchmark index during the reporting period.

»	An underweight to Argentina detracted from relative performance as the Argentine sub index outperformed the Fund’s benchmark index during the reporting period.

»	An underweight to Turkey detracted from relative performance as the Turkish sub index outperformed the Fund’s benchmark index during the reporting period.

Annual Report	March 31, 2011	9

PIMCO Floating Income Fund

Class A - PFIAX	Class C - PFNCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	68.8%
Sovereign Issues	9.5%
Short-Term Instruments	8.6%
Bank Loan Obligations	5.2%
Mortgage-Backed Securities	4.2%
Other	3.7%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Class A	4.89%	3.12%	3.92%
PIMCO Floating Income Fund Class A (adjusted)	2.51%	2.65%	3.56%
PIMCO Floating Income Fund Class C	4.59%	2.81%	3.59%
PIMCO Floating Income Fund Class C (adjusted)	3.59%	2.81%	3.59%
3 Month USD LIBOR Index	0.35%	2.86%	2.93%	*
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	2.73%	1.15%	2.51%	*
Lipper Loan Participation Funds Average	7.33%	3.57%	3.98%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.95% and 1.25% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,040.53	$1,039.01	$1,020.19	$1,018.70
Expenses Paid During Period†	$4.83	$6.35	$4.78	$6.29

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.95% for Class A and 1.25% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks maximum current yield, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve floating rate of income, including, but not limited to, variable and floating-rate fixed-income instruments, fixed-income instruments with durations of less than or equal to one year, and fixed-rate fixed-income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overall overweight allocation to the emerging markets asset class benefited relative performance as the JP Morgan Emerging Market Bond Index (EMBI) Global (“JPMorgan EMBIG”) returned 8.65%, outperforming the Fund’s secondary benchmark index.

»

An overall underweight allocation to global high yield bonds detracted from relative performance as the BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index returned 12.81%, outperforming the Fund’s secondary benchmark index.

»

Tactical exposure to commercial mortgage-backed securities (“CMBS”) benefited relative performance as the Barclays Capital CMBS Index returned 13.53%, outperforming the Fund’s secondary benchmark index.

»	A curve-steepening bias detracted from performance as the U.S. Treasury yield curve flattened during the reporting period.

»	An overweight allocation to Brazil debt benefited relative performance as the JPMorgan EMBIG Brazil sub index returned 8.01%, outperforming the Fund’s secondary benchmark index.

»	An underweight exposure to supranational credits, which underperformed for the reporting period, added to relative performance.

10	PIMCO Funds	Bond Funds

PIMCO Foreign Bond Fund (Unhedged)

Class A - PFUAX	Class C - PFRCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

United States	33.4%
United Kingdom	13.6%
France	11.0%
Short-Term Instruments	7.1%
Netherlands	7.0%
Germany	5.3%
Canada	5.3%
Other	17.3%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (04/30/04)
PIMCO Foreign Bond Fund (Unhedged) Class A	13.34%	8.85%	6.94%
PIMCO Foreign Bond Fund (Unhedged) Class A (adjusted)	9.09%	8.02%	6.35%
PIMCO Foreign Bond Fund (Unhedged) Class C	12.50%	8.04%	6.13%
PIMCO Foreign Bond Fund (Unhedged) Class C (adjusted)	11.50%	8.04%	6.13%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	9.73%	8.15%	6.54%
Lipper International Income Funds Average	8.07%	6.71%	5.63%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.96% and 1.71% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,002.05	$998.33	$1,020.19	$1,016.45
Expenses Paid During Period†	$4.74	$8.47	$4.78	$8.55

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.95% for Class A and 1.70% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A and Class C shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.49 and $8.22 for Class A and Class C shares, respectively, based on upon the Fund’s actual performance, and $4.53 and $8.30 for Class A and Class C shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Holdings of corporate bonds, especially those of select financial companies, contributed to performance as spreads on these bonds narrowed during the reporting period.

»	Positions in both Agency and non-Agency mortgage-backed securities and asset-backed securities contributed to performance as prices on these securities appreciated during the reporting period.

»	An overweight to core European countries versus peripheral European countries contributed to performance as peripheral sovereign spreads widened relative to core countries during the reporting period.

»

Exposure to a basket of emerging market currencies (such as the Chinese yuan, Korean won, Mexican peso, and Singapore dollar) and to commodity-linked currencies (such as the Australian dollar and Canadian dollar) contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	A curve-flattening bias in Japan contributed to performance as long rates fell during the reporting period.

»

An overweight to German duration (or sensitivity to changes in market interest rates) via the short-end of the German yield curve detracted from performance as short-rates rose during the last quarter of the reporting period.

»	An overweight to U.S. duration detracted from performance as rates sold off in November 2010 and December 2010, offsetting gains from the beginning of 2010.

Annual Report	March 31, 2011	11

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Class A - PFOAX	Class B - PFOBX
Class C - PFOCX	Class R - PFRRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

United States	35.6%
United Kingdom	14.1%
France	10.3%
Germany	9.0%
Canada	6.0%
Netherlands	5.0%
Short-Term Instruments	4.5%
Other	15.5%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A	4.90%	5.95%	5.59%	7.32%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	0.97%	5.14%	5.18%	7.09%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class B	4.12%	5.16%	5.04%	7.01%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class B (adjusted)	0.62%	5.08%	5.04%	7.01%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C	4.12%	5.16%	4.80%	6.52%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	3.12%	5.16%	4.80%	6.52%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class R	4.64%	5.69%	5.32%	7.05%
JPMorgan GBI Global ex-US Index Hedged in USD	1.44%	4.36%	4.38%	6.57%	*
Lipper International Income Funds Average	8.07%	6.71%	6.90%	6.56%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/92.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.97% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, and 1.22% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$982.71	$979.03	$979.04	$981.49	$1,020.19	$1,016.45	$1,016.45	$1,018.95
Expenses Paid During Period†	$4.70	$8.39	$8.39	$5.93	$4.78	$8.55	$8.55	$6.04

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.95% for Class A, 1.70% for Class B, 1.70% for Class C, and 1.20% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class B, Class C, and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.45, $8.14, $8.14 and $5.68 for Class A, Class B, Class C and Class R shares, respectively, based on upon the Fund’s actual performance, and $4.53, $8.30, $8.30 and $5.79 for Class A, Class B, Class C and Class R shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

Portfolios managed to a U.S. dollar hedged benchmark are primarily hedged to the U.S. dollar. On a total return basis, portfolios that are hedged to the U.S. dollar generally underperformed unhedged portfolios over the reporting period, as the U.S. dollar underperformed most major currencies.

»	Holdings of corporate bonds, especially those of select financial companies, contributed to performance as spreads on these bonds narrowed during the reporting period.

»	Positions in both Agency and non-Agency mortgage-backed securities and asset-backed securities contributed to performance as prices on these securities appreciated during the reporting period.

»	An overweight to core European countries versus peripheral European countries contributed to performance as peripheral sovereign spreads widened relative to core countries during the reporting period.

»

Exposure to a basket of emerging market currencies (such as the Chinese yuan, Korean won, Mexican peso, and Singapore dollar) and commodity-linked currencies (such as the Australian dollar and Canadian dollar) contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	A curve-flattening bias in Japan contributed to performance as long rates fell during the reporting period.

»

An overweight to German duration (or sensitivity to changes in market interest rates) via the short-end of the German yield curve detracted from performance as short-rates rose during the last quarter of the reporting period.

»	An overweight to U.S. duration detracted from performance as rates sold off in November 2010 and December 2010, offsetting gains from the beginning of 2010.

12	PIMCO Funds	Bond Funds

PIMCO Global Advantage Strategy Bond Fund

Class A - PGSAX	Class C - PAFCX
Class R - PSBRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

United States	32.7%
Short-Term Instruments	14.9%
Germany	8.5%
Canada	8.0%
United Kingdom	5.9%
Other	30.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011

	1 Year	Fund Inception (02/05/09)
PIMCO Global Advantage Strategy Bond Fund Class A	8.63%	11.28%
PIMCO Global Advantage Strategy Bond Fund Class A (adjusted)	4.57%	9.32%
PIMCO Global Advantage Strategy Bond Fund Class C	7.82%	10.44%
PIMCO Global Advantage Strategy Bond Fund Class C (adjusted)	6.82%	10.44%
PIMCO Global Advantage Strategy Bond Fund Class R	8.38%	11.01%
Barclays Capital U.S. Aggregate Index	5.12%	6.49%
PIMCO Global Advantage Bond Index (GLADI) (NY Close)	8.03%	11.83%
Lipper Global Income Funds Average	7.12%	11.82%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.10% for Class A shares, 1.85% for Class C shares, and 1.35% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class C	Class R	Class A	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,014.51	$1,010.73	$1,013.27	$1,019.45	$1,015.71	$1,018.20
Expenses Paid During Period†	$5.52	$9.27	$6.78	$5.54	$9.30	$6.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.10% for Class A, 1.85% for Class C, and 1.35% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Advantage Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to U.S. duration (or sensitivity to changes in market interest rates) generally benefited performance as U.S. Treasury yields fell early in the reporting period. This more than offset losses incurred by the same overweight to duration in November 2010 and December 2010 as U.S. Treasury yields rose.

»

An overweight to German duration benefited performance as German bund yields fell early in the reporting period. An underweight to German duration later in the reporting period also benefited performance as German bund yields rose towards the end of the reporting period.

»

An underweight to investment-grade corporates during the earlier part of the reporting period, followed by an overweight to investment-grade corporates toward the latter part of the reporting period, contributed to performance as credit spreads widened sharply and then narrowed in the U.S.

»

A decreasing duration underweight to European Union and U.K. inflation-linked bonds benefited performance as breakeven inflation levels declined during the earlier part of the reporting period, which more than offset losses incurred when breakeven inflation levels rose later in the reporting period.

»

An underweight to emerging market external bonds during the earlier part of the reporting period, followed by an overweight to emerging market external bonds later in the reporting period, contributed to performance as spreads widened and then narrowed.

»	An underweight to U.K. and Japan duration detracted from performance as yields ended lower for the reporting period.

»	An underweight to U.S. Agency mortgage-backed securities during the first quarter detracted from performance as spreads narrowed.

»	An overweight to Brazil short local rates and Mexico intermediate local rates detracted from performance as yields rose during the second half of the reporting period.

Annual Report	March 31, 2011	13

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Class A - PAIIX	Class B - PBIIX
Class C - PCIIX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

United States	47.8%
United Kingdom	11.4%
France	8.1%
Australia	7.2%
Short-Term Instruments	4.3%
Other	21.2%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A	5.85%	5.59%	5.55%	6.66%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	1.88%	4.79%	5.14%	6.40%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class B	5.06%	4.81%	5.00%	6.29%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class B (adjusted)	1.56%	4.72%	5.00%	6.29%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C	5.06%	4.81%	4.76%	5.86%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	4.06%	4.81%	4.76%	5.86%
JPMorgan GBI Global Index Hedged in USD	2.44%	4.73%	4.63%	6.14%	*
Lipper Global Income Funds Average	7.12%	5.82%	6.61%	6.35%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/95.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.95% for Class A shares and 1.70% for Class B and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$987.56	$983.86	$983.88	$1,020.19	$1,016.45	$1,016.45
Expenses Paid During Period†	$4.71	$8.41	$8.41	$4.78	$8.55	$8.55

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.95% for Class A, 1.70% for Class B, and 1.70% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class B, and Class C shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.46, $8.16 and $8.16 for Class A, Class B and Class C shares, respectively, based on upon the Fund’s actual performance, and $4.53, $8.30 and $8.30 for Class A, Class B and Class C shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

Portfolios managed to a U.S. dollar hedged benchmark are primarily hedged to the U.S. dollar. On a total return basis, portfolios that are hedged to the U.S. dollar generally underperformed unhedged portfolios over the period, as the U.S. dollar underperformed most major currencies.

»	Holdings of corporate bonds, especially those of select financial companies, contributed to performance as spreads on these bonds narrowed during the reporting period.

»	Positions in both Agency and non-Agency mortgage-backed securities and asset-backed securities contributed to performance as prices on these securities appreciated during the reporting period.

»	An overweight to core European countries versus peripheral European countries contributed to performance as peripheral sovereign spreads widened relative to core countries during the reporting period.

»

Exposure to a basket of emerging market currencies (such as the Chinese yuan, Korean won, Mexican peso, and Singapore dollar) and commodity-linked currencies (such as the Australian dollar and Canadian dollar) contributed to performance as these currencies appreciated relative to the U.S. dollar.

»	A curve-flattening bias in Japan contributed to performance as long rates fell during the reporting period.

»

An overweight German duration (or sensitivity to changes in market interest rates) via the short-end of the German yield curve detracted from performance as short-rates rose during the last quarter of the reporting period.

»	An overweight to U.S. duration detracted from performance as rates sold off in November 2010 and December 2010, offsetting gains from the beginning of 2010.

14	PIMCO Funds	Bond Funds

PIMCO GNMA Fund

Class A - PAGNX	Class B - PBGNX
Class C - PCGNX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

U.S. Government Agencies	87.0%
Short-Term Instruments	7.7%
Mortgage-Backed Securities	3.1%
Asset-Backed Securities	2.2%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Class A	5.46%	6.77%	5.85%	6.34%
PIMCO GNMA Fund Class A (adjusted)	1.53%	5.96%	5.45%	6.04%
PIMCO GNMA Fund Class B	4.68%	5.98%	5.29%	5.92%
PIMCO GNMA Fund Class B (adjusted)	1.24%	5.90%	5.29%	5.92%
PIMCO GNMA Fund Class C	4.68%	5.97%	5.06%	5.54%
PIMCO GNMA Fund Class C (adjusted)	3.69%	5.97%	5.06%	5.54%
Barclays Capital GNMA Index	5.35%	6.45%	5.65%	6.03%
Lipper GNMA Funds Average	4.81%	6.05%	5.06%	5.40%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.90% for Class A shares and 1.65% for Class B and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,006.80	$1,003.05	$1,003.05	$1,020.34	$1,016.60	$1,016.60
Expenses Paid During Period†	$4.60	$8.34	$8.34	$4.63	$8.40	$8.40

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.92% for Class A, 1.67% for Class B, and 1.67% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to mortgage spread duration (or sensitivity to the change in the spread between mortgage rates and the rate of U.S. Treasuries) added to returns as mortgage spreads tightened during the reporting period.

»	Exposure to commercial mortgage-backed securities (“MBS”) added to returns as the sector outperformed fixed-rate MBS during the reporting period.

»	An allocation to conventional thirty-year mortgages detracted from returns as they underperformed the Barclays Capital GNMA Index during the reporting period.

»	An underweight to interest rate duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury rates declined reporting the reporting period.

»	Exposure to consumer asset-backed securities detracted from performance as they underperformed fixed-rate GNMA MBS during the reporting period.

Annual Report	March 31, 2011	15

PIMCO Government Money Market Fund

Class A - AMAXX	Class C - AMGXX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Government Agency Debt	57.6%
Treasury Repurchase Agreements	38.9%
Government Agency Repurchase Agreements	2.5%
Treasury Debt	1.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	7-Day Yield	30-Day Yield	1 Year	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Class A	0.02%	0.02%	0.03%	0.07%
PIMCO Government Money Market Fund Class C	0.02%	0.02%	0.03%	0.07%
Citigroup 3-Month Treasury Bill Index	—	—	0.15%	0.14%	*
Lipper Institutional U.S. Government Money Markets Funds Average	—	—	0.02%	0.06%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratio is 0.44% for both Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,000.14	$1,000.14	$1,023.93	$1,023.93
Expenses Paid During Period†	$1.00	$1.00	$1.01	$1.01

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.20% for Class A and 0.20% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratios reflect net annualized expenses after application of an expense waiver of 0.23%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations.

»	The Fund maintained a focus on high-quality and short-maturity assets.

»	The Fund’s weighted average maturity was fairly stable over the reporting period, but dipped slightly during the reporting period to help minimize the interest rate sensitivity of the portfolio.

»	The Fund’s exposure to high-quality Agency discount notes provided a slight yield advantage over U.S. Treasury bills over the reporting period.

16	PIMCO Funds	Bond Funds

PIMCO High Yield Fund

Class A - PHDAX	Class B - PHDBX
Class C - PHDCX	Class R - PHYRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	83.5%
Short-Term Instruments	5.8%
Bank Loan Obligations	4.3%
Mortgage-Backed Securities	2.2%
Sovereign Issues	1.8%
Other	2.4%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011

	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Class A	12.03%	7.14%	7.24%	8.03%
PIMCO High Yield Fund Class A (adjusted)	7.83%	6.32%	6.83%	7.76%
PIMCO High Yield Fund Class B	11.20%	6.34%	6.68%	7.73%
PIMCO High Yield Fund Class B (adjusted)	7.70%	6.27%	6.68%	7.73%
PIMCO High Yield Fund Class C	11.20%	6.34%	6.44%	7.24%
PIMCO High Yield Fund Class C (adjusted)	10.20%	6.34%	6.44%	7.24%
PIMCO High Yield Fund Class R	11.75%	6.87%	6.97%	7.76%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index**	13.63%	7.92%	7.75%	7.81%	*
Lipper High Current Yield Funds Average	13.57%	6.86%	6.92%	6.59%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/92.

** The inception date for the BofA Merrill Lynch U.S. High Yield, BB-B rated, Constrained Index was 12/31/1996. Prior to 12/31/1996, the performance of the BofA Merrill Lynch US High Yield, Cash Pay, BB-B Rated Index is shown.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.91% for Class A shares, 1.66% for Class B shares, 1.66% for Class C shares, and 1.16% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,057.81	$1,053.87	$1,053.88	$1,056.50	$1,020.44	$1,016.70	$1,016.70	$1,019.20
Expenses Paid During Period†	$4.62	$8.45	$8.45	$5.90	$4.53	$8.30	$8.30	$5.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.65% for Class C, and 1.15% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to the finance sector, where high yield banking and insurance companies outperformed the broader high yield market, added to relative performance.

»	Security selection within the finance sector detracted from performance as high grade banks and insurance issuers underperformed high yield names.

»	Security selection in the consumer cyclical sector benefited performance as auto-related bonds significantly outperformed other sub-sectors of the broader consumer cyclical category.

»	An underweight to building materials benefited performance as this sector underperformed the broader high yield market over the reporting period.

»	Security selection within the media sector detracted from performance, where broadcasting issuers outperformed and cable issuers underperformed over the reporting period.

»	An underweight to the consumer non-cyclicals sector benefited performance as this sector underperformed the broader high yield market over the reporting period.

»	Exposure to high grade bonds, primarily by way of triple-B rated holdings, which underperformed single-B rated and double-B rated issues, detracted from relative returns.

Annual Report	March 31, 2011	17

PIMCO High Yield Spectrum Fund

Class A - PHSAX	Class C - PHSCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	84.8%
Short-Term Instruments	11.5%
Bank Loan Obligations	2.9%
Preferred Securities	0.5%
Convertible Bonds & Notes	0.3%
‡	% of Total Investments as of 03/31/11

Cumulative Total Return for the period ended March 31, 2011
	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Class A	9.03%
PIMCO High Yield Spectrum Fund Class A (adjusted)	4.94%
PIMCO High Yield Spectrum Fund Class C	8.59%
PIMCO High Yield Spectrum Fund Class C (adjusted)	7.59%
BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	7.58%
Lipper High Current Yield Funds Average	7.30%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 09/30/10.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.96% and 1.71% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 08/30/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,076.78	$1,072.79	$1,020.44	$1,016.70
Expenses Paid During Period†	$4.66	$8.53	$4.53	$8.30

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.90% for Class A and 1.65% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratios reflect net annualized expenses after application of an expense waiver of 0.05%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	The Fund commenced operations on September 15, 2010.

»

An underweight to the banking sector, from the period since the Fund’s inception through the end of the reporting period, benefited relative performance as this sector lagged the broader high yield market.

»	Security selection within the finance sector detracted from performance as high grade bank issuers underperformed the broader high yield market.

»	An underweight to the consumer cyclicals sector benefited performance as this sector underperformed the broader high yield market.

»	Security selection within the media sector detracted from performance, where broadcasting issues outperformed and cable issues underperformed over the reporting period.

»	Security selection within the chemicals sector benefited relative returns as lower-rated issuers outpaced higher quality bonds within this industry sector.

»	Security selection within building products benefited relative returns as single-B rated issuers were the best performers within the sector.

»	An underweight to the energy sector detracted from returns as this sector outperformed the broader high yield market.

18	PIMCO Funds	Bond Funds

PIMCO Income Fund

Class A - PONAX	Class C - PONCX
Class R - PONRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Mortgage-Backed Securities	44.4%
Corporate Bonds & Notes	21.3%
U.S. Government Agencies	18.9%
Asset-Backed Securities	9.8%
Short-Term Instruments	0.6%
Other	5.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (03/30/07)
PIMCO Income Fund Class A	18.44%	9.90%
PIMCO Income Fund Class A (adjusted)	13.86%	8.80%
PIMCO Income Fund Class C	17.64%	9.06%
PIMCO Income Fund Class C (adjusted)	16.64%	9.06%
PIMCO Income Fund Class R	18.17%	9.62%
Barclays Capital U.S. Aggregate Index	5.12%	5.88%	*
Lipper Multi-Sector Income Funds Average	9.25%	6.36%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 03/31/07.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.95% for Class A shares, 1.70% for Class C shares, and 1.20% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class C	Class R	Class A	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,051.75	$1,048.30	$1,050.58	$1,020.14	$1,016.40	$1,018.90
Expenses Paid During Period†	$4.91	$8.73	$6.19	$4.84	$8.60	$6.09

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.96% for Class A, 1.71% for Class C, and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratios reflect net annualized expenses after application of an expense waiver of 0.11%. Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class C, and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.66, $8.48 and $5.93 for Class A, Class C and Class R shares, respectively, based on upon the Fund’s actual performance, and $4.58, $8.35 and $5.84 for Class A, Class C and Class R shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Fund’s above-index duration (or sensitivity to changes in market interest rates) for a majority of the reporting period benefited performance as yields moved lower during the reporting period.

»	Exposure to the high-yield sector benefited performance as the sector posted strong positive performance for the reporting period.

»	Exposure to mortgage-backed securities (“MBS”) detracted from returns as MBS underperformed for the reporting period.

»	Positions in investment-grade credit added to returns as this sector outperformed the general credit market for the reporting period.

Annual Report	March 31, 2011	19

PIMCO Investment Grade Corporate Bond Fund

Class A - PBDAX	Class C - PBDCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Banking & Finance	42.1%
Industrials	32.8%
Short-Term Instruments	8.1%
Utilities	6.5%
U.S. Treasury Obligations	3.2%
Other	7.3%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Corporate Bond Fund Class A	9.60%	8.84%	7.65%	8.32%
PIMCO Investment Grade Corporate Bond Fund Class A (adjusted)	5.45%	8.00%	7.24%	7.95%
PIMCO Investment Grade Corporate Bond Fund Class C	8.79%	8.03%	6.85%	7.52%
PIMCO Investment Grade Corporate Bond Fund Class C (adjusted)	7.84%	8.03%	6.85%	7.52%
Barclays Capital U.S. Credit Index	7.01%	6.42%	6.19%	6.88%	*
Lipper Intermediate Investment Grade Debt Funds Average	6.14%	5.52%	5.11%	5.79%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.90% and 1.65% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,008.43	$1,004.67	$1,020.44	$1,016.70
Expenses Paid During Period†	$4.51	$8.25	$4.53	$8.30

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.90% for Class A and 1.65% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning was positive for performance. During the reporting period, the Fund was underweight U.S. duration and tactically long European, U.K. and Australia government duration. U.S. and Australia positioning was positive for performance, while European and U.K. exposures were slight detractors. Yield curve positioning designed to benefit from steepening yield curves in the U.S. and the U.K. was positive for performance.

»	An overweight to the banking sector was positive for performance as the sector outperformed the Barclays Capital U.S. Credit Index (“the Fund’s benchmark index”).

»	An above-index allocation to life insurance credits was positive for performance as the sector performed better than the Fund’s benchmark index.

»	An overweight to the independent exploration and production sector added to relative performance as the sector outperformed the Fund’s benchmark index.

»	An above-index allocation to airlines was positive for relative performance as airline credits outperformed the Fund’s benchmark index.

»

An overweight to natural gas pipelines was negative for performance. Pipelines significantly underperformed the Fund’s benchmark index in the second quarter of 2010 and failed to fully regain lost ground relative to the broader index by the end of the reporting period.

»	An underweight exposure to credits in the wirelines sector was negative for performance as the sector outperformed relative to the Fund’s benchmark index.

20	PIMCO Funds	Bond Funds

PIMCO Long-Term U.S. Government Fund

Class A - PFGAX	Class B - PFGBX
Class C - PFGCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

U.S. Treasury Obligations	59.5%
U.S. Government Agencies	24.3%
Mortgage-Backed Securities	7.1%
Corporate Bonds & Notes	5.0%
Short-Term Instruments	1.8%
Other	2.3%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011

	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Class A	8.70%	6.89%	6.57%	8.67%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	4.63%	6.07%	6.16%	8.42%
PIMCO Long-Term U.S. Government Fund Class B	7.90%	6.10%	6.01%	8.39%
PIMCO Long-Term U.S. Government Fund Class B (adjusted)	4.53%	6.02%	6.01%	8.39%
PIMCO Long-Term U.S. Government Fund Class C	7.90%	6.09%	5.77%	7.87%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	6.94%	6.09%	5.77%	7.87%
Barclays Capital Long-Term Treasury Index	7.27%	6.29%	6.32%	8.14%	*
Lipper General U.S. Government Funds Average	4.49%	4.94%	4.39%	5.71%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.895% for Class A shares and 1.645% for Class B and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$916.11	$912.69	$912.70	$1,020.49	$1,016.75	$1,016.75
Expenses Paid During Period†	$4.25	$7.82	$7.82	$4.48	$8.25	$8.25

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.885% for Class A, 1.635% for Class B, and 1.635% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class B, and Class C shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $3.99, $7.56 and $7.56 for Class A, Class B and Class C shares, respectively, based on upon the Fund’s actual performance, and $4.21, $7.97 and $7.97 for Class A, Class B and Class C shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

A slight overweight duration position (or sensitivity to changes in market interest rates) versus the Fund’s benchmark index benefited performance as yields fell across the majority of the maturities over the reporting period.

»	A front-end yield curve steepening bias slightly detracted from relative performance as the two- to ten-year yield spread flattened slightly during the reporting period.

»	An out-of-benchmark allocation to long Agency debentures contributed to performance as they outperformed like-duration U.S. Treasuries over the reporting period.

»	A small out-of-benchmark allocation to corporate bonds benefited performance as they outperformed like-duration U.S. Treasuries during the reporting period.

»	A small out-of-benchmark allocation to U.S. real return bonds benefited performance as U.S. ten-year breakeven inflation levels versus nominal bonds widened during the reporting period.

Annual Report	March 31, 2011	21

PIMCO Low Duration Fund

Class A - PTLAX	Class B - PTLBX
Class C - PTLCX	Class R - PLDRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	32.5%
Corporate Bonds & Notes	31.5%
U.S. Government Agencies	12.8%
Mortgage-Backed Securities	8.9%
Sovereign Issues	6.1%
Other	8.2%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Class A	3.74%	5.41%	4.41%	6.13%
PIMCO Low Duration Fund Class A (adjusted)	1.41%	4.93%	4.17%	5.99%
PIMCO Low Duration Fund Class B	2.97%	4.63%	3.86%	5.90%
PIMCO Low Duration Fund Class B (adjusted)	-2.03%	4.29%	3.86%	5.90%
PIMCO Low Duration Fund Class C	3.43%	4.94%	3.91%	5.61%
PIMCO Low Duration Fund Class C (adjusted)	2.43%	4.94%	3.91%	5.61%
PIMCO Low Duration Fund Class R	3.49%	5.15%	4.15%	5.86%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	1.67%	4.10%	3.64%	5.64%	*
Lipper Short Investment Grade Debt Funds Average	3.03%	3.64%	3.44%	5.27%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/87.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.85% for Class A shares, 1.60% for Class B shares, 1.15% for Class C shares, and 1.10% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,011.29	$1,007.51	$1,009.78	$1,010.04	$1,020.69	$1,016.95	$1,019.20	$1,019.45
Expenses Paid During Period†	$4.26	$8.01	$5.76	$5.51	$4.28	$8.05	$5.79	$5.54

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.85% for Class A, 1.60% for Class B, 1.15% for Class C, and 1.10% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class B, Class C, and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.01, $7.76, $5.51 and $5.26 for Class A, Class B, Class C and Class R shares, respectively, based on upon the Fund’s actual performance, and $4.03, $7.80, $5.54 and $5.29 for Class A, Class B, Class C and Class R shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Holdings of Agency mortgage pass-through securities added to returns as these high-quality assets outperformed like duration U.S. Treasuries during the reporting period.

»	Allocations to investment grade corporate securities added to returns as the sector outperformed like duration U.S. Treasuries during the reporting period.

»	Exposure to the high yield sector added to returns as high yield securities outpaced like-duration U.S. Treasuries during the reporting period.

»

Exposure to a basket of emerging markets currencies, including the Brazilian real, the Singapore dollar and the South Korean won, benefited performance as these currencies appreciated during the reporting period.

»

An overweight to U.S. duration (or sensitivity to changes in market interest rates) during the latter half of the reporting period detracted from returns as the two-year U.S. Treasury yield rose during this period.

22	PIMCO Funds	Bond Funds

PIMCO Money Market Fund

Class A - PYAXX	Class B - PYCXX
Class C - PKCXX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Treasury Repurchase Agreements	54.0%
Government Agency Debt	21.2%
Government Agency Repurchase Agreements	12.5%
Financial Company Commercial Paper	6.7%
Other	5.6%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Fund Inception (03/01/91)
PIMCO Money Market Fund Class A	0.05%	0.05%	0.06%	2.10%	1.90%	3.26%
PIMCO Money Market Fund Class B	0.05%	0.05%	0.06%	1.72%	1.48%	2.93%
PIMCO Money Market Fund Class C	0.05%	0.05%	0.06%	2.11%	1.91%	3.27%
Citigroup 3-Month Treasury Bill Index	—	—	0.15%	2.10%	2.12%	3.48%	*
Lipper Institutional Money Market Funds Average	—	—	0.07%	2.30%	2.15%	3.60%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return will fluctuate. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. Money market funds are not insured or guaranteed by the FDIC or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.57% for Class A shares, 1.47% for Class B shares, and 0.57% for Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,000.41	$1,000.41	$1,000.41	$1,023.83	$1,023.83	$1,023.83
Expenses Paid During Period†	$1.10	$1.10	$1.10	$1.11	$1.11	$1.11

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.22% for Class A, 0.22% for Class B, and 0.22% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratios reflect net annualized expenses after application of an expense waiver of 0.35%, 1.25%, and 0.35% for Class A, Class B, and Class C, respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest-rating category for short-term obligations.

»	The Fund had a focus on high-quality and short-maturity assets.

»	The Fund’s weighted average maturity was fairly stable over the reporting period, but dipped slightly during the reporting period to help minimize the interest rate sensitivity of the portfolio.

»	The Fund moved its exposure from U.S. Treasuries to U.S. Agencies over the reporting period as U.S. Agencies provided a yield advantage over U.S. Treasuries.

Annual Report	March 31, 2011	23

PIMCO Mortgage-Backed Securities Fund

Class A - PMRAX	Class B - PMRBX
Class C - PMRCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

U.S. Government Agencies	82.2%
Mortgage-Backed Securities	10.6%
Short-Term Instruments	3.8%
Asset-Backed Securities	3.4%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Class A	5.40%	6.78%	5.96%	6.43%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	1.44%	5.96%	5.55%	6.13%
PIMCO Mortgage-Backed Securities Fund Class B	4.62%	5.99%	5.41%	6.02%
PIMCO Mortgage-Backed Securities Fund Class B (adjusted)	1.16%	5.91%	5.41%	6.02%
PIMCO Mortgage-Backed Securities Fund Class C	4.62%	5.98%	5.17%	5.63%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	3.63%	5.98%	5.17%	5.63%
Barclays Capital U.S. MBS Fixed Rate Index	4.44%	6.52%	5.69%	6.07%
Lipper U.S. Mortgage Funds Average	5.21%	5.21%	4.63%	4.84%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.96% for Class A shares and 1.71% for Class B and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,010.70	$1,006.93	$1,006.96	$1,020.44	$1,016.70	$1,016.70
Expenses Paid During Period†	$4.51	$8.26	$8.26	$4.53	$8.30	$8.30

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.90% for Class A, 1.65% for Class B, and 1.65% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related fixed-income instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to mortgage spread duration (or sensitivity to the change in the spread between mortgage rates and the rate of U.S. Treasuries), especially in the fourth quarter of 2010 and the first quarter of 2011, added to returns as mortgage spreads compressed over this period.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) and commercial MBS added to performance as income and price appreciation on these securities was substantial.

»

An underweight to conventional thirty-year 5.00% and 5.50% coupon MBS relative to 4.50% coupon MBS added to returns, contributing the bulk of performance in the Agency MBS relative value coupon strategy.

»

An underweight to duration (or sensitivity to changes in market interest rates) in the second quarter of 2010 and an overweight to duration in the third and fourth quarters of 2010 detracted from performance as U.S. Treasury rates declined in the second quarter of 2010 and rose over the third and fourth quarters of 2010.

24	PIMCO Funds	Bond Funds

PIMCO Real Income™ 2019 Fund

Class A - PCIAX	Class C - PRLCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

U.S. Treasury Obligations	90.0%
Short-Term Instruments	10.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (10/30/09)
PIMCO Real Income™ 2019 Fund Class A	6.24%	5.41%
PIMCO Real Income™ 2019 Fund Class A (adjusted)	2.25%	2.60%
PIMCO Real Income™ 2019 Fund Class C	5.64%	4.91%
PIMCO Real Income™ 2019 Fund Class C (adjusted)	4.69%	4.91%
Barclays Capital US TIPS Real Income 2019 Index	6.65%	5.61%	*
Lipper Retirement Income Funds Average	10.78%	12.81%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.79% for Class A shares and 1.29% for Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,019.56	$1,013.97	$1,020.99	$1,018.50
Expenses Paid During Period†	$3.98	$6.48	$3.98	$6.49

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.79% for Class A and 1.29% for Class C), multiplied by the average account value over the period, multiplied by 182/365.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Income™ 2019 Fund seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2019, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund also may invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection from inflation.

»

The Fund is primarily used by retirees as a liquid source of baseline income to meet required spending needs not covered by Social Security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2019 or sooner, as represented by the Barclays Capital U.S. TIPS Real Income 2019 Index, benefited total return performance as the Index returned 6.65% for the reporting period.

»	The distribution per share of the Fund was adjusted up to 1.98% during the reporting period due to a rise in the non-seasonally adjusted Consumer Price Index.

Annual Report	March 31, 2011	25

PIMCO Real Income™ 2029 Fund

Class A - POIAX	Class C - PORCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

U.S. Treasury Obligations	92.6%
Short-Term Instruments	7.4%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011

	1 Year	Fund Inception (10/30/09)
PIMCO Real Income™ 2029 Fund Class A	8.40%	6.50%
PIMCO Real Income™ 2029 Fund Class A (adjusted)	4.38%	3.66%
PIMCO Real Income™ 2029 Fund Class C	7.83%	5.94%
PIMCO Real Income™ 2029 Fund Class C (adjusted)	6.83%	5.94%
Barclays Capital US TIPS Real Income 2029 Index	8.59%	6.54%	*
Lipper Retirement Income Funds Average	10.78%	12.81%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.79% for Class A shares and 1.29% for Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,002.51	$1,000.28	$1,020.99	$1,018.50
Expenses Paid During Period†	$3.94	$6.43	$3.98	$6.49

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.79% for Class A and 1.29% for Class C), multiplied by the average account value over the period, multiplied by 182/365.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Income™ 2029 Fund seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2029, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund also may invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection from inflation.

»

The Fund is primarily used by retirees as a liquid source of baseline income to meet required spending needs not covered by Social Security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2029 or sooner, as represented by the Barclays Capital U.S. TIPS Real Income 2029 Index, benefited total return performance as the Index returned 8.59% for the reporting period.

»	The distribution per share of the Fund was adjusted up to 1.98% during the reporting period due to a rise in the non-seasonally adjusted Consumer Price Index.

26	PIMCO Funds	Bond Funds

PIMCO Short-Term Fund

Class A - PSHAX	Class B - PTSBX
Class C - PFTCX	Class R - PTSRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	50.1%
U.S. Government Agencies	23.3%
Short-Term Instruments	14.5%
Asset-Backed Securities	5.0%
Mortgage-Backed Securities	4.0%
Other	3.1%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Class A	1.42%	3.35%	2.92%	4.72%
PIMCO Short-Term Fund Class A (adjusted)	-0.86%	2.88%	2.69%	4.63%
PIMCO Short-Term Fund Class B	0.77%	2.61%	2.39%	4.49%
PIMCO Short-Term Fund Class B (adjusted)	-4.23%	2.25%	2.39%	4.49%
PIMCO Short-Term Fund Class C	1.11%	3.04%	2.61%	4.41%
PIMCO Short-Term Fund Class C (adjusted)	0.11%	3.04%	2.61%	4.41%
PIMCO Short-Term Fund Class R	1.16%	3.09%	2.69%	4.57%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	4.07%	*
Lipper Ultra-Short Obligation Funds Average	1.26%	2.12%	2.51%	4.62%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/87.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.80% for Class A shares, 1.55% for Class B shares, 1.10% for Class C shares, and 1.05% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,004.89	$1,001.56	$1,003.40	$1,003.64	$1,020.94	$1,017.60	$1,019.45	$1,019.70
Expenses Paid During Period†	$4.00	$7.34	$5.49	$5.25	$4.03	$7.39	$5.54	$5.29

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.80% for Class A, 1.47% for Class B, 1.10% for Class C, and 1.05% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio for Class B reflects net annualized expense after application of an expense waiver of 0.08%. Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.10% for Class A, Class B, and Class C shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $3.50, $6.84, $4.99 and $4.75 for Class A, Class B, Class C and Class R shares, respectively, based on upon the Fund’s actual performance, and $3.53, $6.89, $5.04 and $4.78 for Class A, Class B, Class C and Class R shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Fund seeks maximum-current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) added to returns as interest rates moved lower across the yield curve during the reporting period.

»	A yield curve steepening strategy detracted from returns as the difference in yields between two-and thirty-year U.S. Treasuries narrowed during the reporting period.

»	Holdings of Agency and non-Agency mortgages added to returns as these securities outperformed money markets during the reporting period.

Annual Report	March 31, 2011	27

PIMCO Tax Managed Real Return Fund

Class A - PTXAX	Class C - PXMCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Municipal Bonds & Notes	92.5%
Short-Term Instruments	7.5%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011

	1 Year	Fund Inception (10/30/09)
PIMCO Tax Managed Real Return Fund Class A	3.59%	4.38%
PIMCO Tax Managed Real Return Fund Class A (adjusted)	-0.31%	1.60%
PIMCO Tax Managed Real Return Fund Class A (w/sales charge and after taxes on distributions)	-0.47%	1.48%
PIMCO Tax Managed Real Return Fund Class A (w/sales charge and after taxes on distributions and sale of Fund shares)	0.28%	1.48%
PIMCO Tax Managed Real Return Fund Class C	3.08%	3.86%
PIMCO Tax Managed Real Return Fund Class C (adjusted)	2.08%	3.86%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions)	1.91%	3.74%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	1.68%	3.34%
Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index	2.95%	3.56%	*
Lipper Intermediate Municipal Debt Funds Average	2.08%	2.91%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.85% for Class A shares and 1.35% for Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,026.12	$1,023.59	$1,020.69	$1,018.20
Expenses Paid During Period†	$4.29	$6.81	$4.28	$6.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.85% for Class A and 1.35% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Tax Managed Real Return Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management, by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”), with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), and other types of fixed-income instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, such as CPI swaps.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout most of the reporting period, which added to performance as municipal bond yields moved higher during the reporting period.

»	Exposure to water and sewer bonds benefited performance as the sector outperformed the broader municipal bond index during the reporting period.

»	An underweight exposure to education bonds benefited performance as the sector underperformed the broader municipal bond index during the reporting period.

28	PIMCO Funds	Bond Funds

PIMCO Unconstrained Bond Fund

Class A - PUBAX	Class R - PUBRX
Class C - PUBCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

U.S. Government Agencies	42.5%
Corporate Bonds & Notes	25.8%
Short-Term Instruments	10.2%
Sovereign Issues	6.1%
U.S. Treasury Obligations	4.2%
Other	11.2%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Class A	3.66%	7.49%
PIMCO Unconstrained Bond Fund Class A (adjusted)	-0.23%	6.01%
PIMCO Unconstrained Bond Fund Class C	2.89%	6.70%
PIMCO Unconstrained Bond Fund Class C (adjusted)	1.89%	6.70%
PIMCO Unconstrained Bond Fund Class R	3.41%	7.23%
3 Month USD LIBOR Index	0.35%	1.08%
Lipper Multi-Sector Income Funds Average	9.25%	8.90%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, and 1.55% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class C	Class R	Class A	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$998.89	$995.17	$997.66	$1,018.35	$1,014.61	$1,017.10
Expenses Paid During Period†	$6.58	$10.30	$7.82	$6.64	$10.40	$7.90

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.32% for Class A, 2.07% for Class C, and 1.57% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

A long duration bias (or sensitivity to changes in market interest rates) that was primarily focused in the U.S. for most of the reporting period, benefited performance as the ten-year U.S. Treasury yield decreased over the reporting period.

»

Exposure to investment grade corporate securities, specifically exposure to Financials within the sector, added to performance. The Barclays Capital Investment Grade Corporate Index returned 7.46% and the Financials component of this index returned 7.89% for the reporting period.

»

Exposure to non-Agency mortgage-backed securities (“MBS”) benefited overall performance; the Markit ABX 06-2 index, which generally tracks the price performance of non-Agency MBS, improved from $50.25 to $58.69 over the reporting period.

»

Modest exposure to municipal bonds benefited portfolio returns, namely via exposure to California Build America Bonds (“BABs”), which outperformed the general municipal bond index. A Barclays Capital index comprised of the Barclays Capital California BABs Index returned 9.92% over the period, whereas the broader Barclays Capital Municipal Bond Index returned 1.63% for the reporting period.

»	Exposure to emerging market (“EM”) debt contributed to returns, led by select EM corporate positions held within the Fund, as these positions appreciated during the reporting period.

»

Non-U.S. dollar currency positions were net positive for performance, driven primarily by the Fund’s long exposure to the Canadian dollar, Chinese yuan, and South Korean won as these currencies appreciated versus the U.S. dollar over the reporting period.

»	A modest short exposure to the Euro, which appreciated versus the U.S. dollar, detracted slightly from overall returns.

»

Short positioning within the high yield sector, via five-year high yield CDX (an Index composed of 100 non-investment grade entities), detracted from overall returns as prices on these securities appreciated during the reporting period.

Annual Report	March 31, 2011	29

PIMCO Unconstrained Tax Managed Bond Fund

Class A - ATMAX	Class C - ATMCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Municipal Bonds & Notes	64.9%
Corporate Bonds & Notes	11.8%
Short-Term Instruments	10.6%
Sovereign Issues	4.3%
Bank Loan Obligations	2.8%
Other	5.6%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (01/30/09)
PIMCO Unconstrained Tax Managed Bond Fund Class A	1.67%	3.93%
PIMCO Unconstrained Tax Managed Bond Fund Class A (adjusted)	-2.18%	2.11%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/sales charge and after taxes on distributions)	-2.42%	1.65%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/sales charge and after taxes on distributions and sale of Fund shares)	-1.29%	1.60%
PIMCO Unconstrained Tax Managed Bond Fund Class C	0.91%	3.16%
PIMCO Unconstrained Tax Managed Bond Fund Class C (adjusted)	-0.09%	3.16%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions)	-0.17%	2.87%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-0.03%	2.56%
3 Month USD LIBOR After Tax	0.23%	0.37%	*
Lipper General Bond Funds Average	5.89%	8.45%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.10% and 1.85% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$996.80	$993.11	$1,019.45	$1,015.71
Expenses Paid During Period†	$5.48	$9.19	$5.54	$9.30

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.10% for Class A and 1.85% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Tax Managed Bond Fund seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

A long duration bias (or sensitivity to changes in market interest rates), primarily focused in the U.S. for most of the reporting period, benefited performance as ten-year U.S. Treasury yields moved lower over the reporting period.

»

Exposure to investment grade corporates, specifically exposure to financials, added to performance. The Barclays Capital Investment Grade Corporate Index returned 7.46% while the Financials component of this index returned 7.89% over the reporting period.

»	A position in municipal money market securities detracted from performance as yields on these securities were lower than LIBOR over a majority of the reporting period.

»

Modest exposure to municipal bonds added to portfolio returns over the reporting period, led by holdings in California Build America Bonds (“BABs”). The Barclays Capital California BABs Index returned 9.92% for the reporting period versus the Barclays Municipal Bond Index, which returned 1.63%.

»

Non-U.S. dollar currency positions were positive for performance, driven primarily by the Fund’s long exposure to the Chinese yuan and South Korean won, as these currencies appreciated versus the U.S. dollar.

30	PIMCO Funds	Bond Funds

Benchmark Descriptions

Index	Description

1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR After Tax	3 Month USD LIBOR After Tax. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Global Credit Hedged USD Index	Barclays Capital Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Barclays Capital GNMA Index	Barclays Capital GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in an unmanaged index.

Barclays Capital Long-Term Treasury Index	Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index	Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index consists of a broad selection of investment-grade general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds with maturities of at least 1 year and less than 12 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	31

Benchmark Descriptions (Cont.)

Index	Description

Barclays Capital U.S. Credit Index	Barclays Capital U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Capital Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. MBS Fixed Rate Index	Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Treasury Index	The Barclays Capital U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays Capital US TIPS Real Income 2019 Index	The Barclays Capital US TIPS Real Income 2019 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2019. It is not possible to invest directly in an unmanaged index.

Barclays Capital US TIPS Real Income 2029 Index	The Barclays Capital US TIPS Real Income 2029 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2029. It is not possible to invest directly in an unmanaged index.

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Index, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

32	PIMCO Funds	Bond Funds

Index	Description

BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index contains all securities in The BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Citigroup 3-Month Treasury Bill Index	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global Index Hedged in USD	JPMorgan GBI Global Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	33

Benchmark Descriptions (Cont.)

Index	Description

PIMCO Global Advantage Bond Index (GLADI) (NY Close)	The PIMCO Global Advantage Bond Index (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

34	PIMCO Funds	Bond Funds

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Annual Report	March 31, 2011	35

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Developing Local Markets Fund
Class A
03/31/2011	$10.24	$0.16	$0.64	$0.80	$(0.16)	$0.00	$0.00
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00	(0.08)
03/31/2009	10.81	0.35	(2.57)	(2.22)	(0.33)	(0.19)	0.00
03/31/2008	10.79	0.46	1.06	1.52	(0.47)	(1.03)	0.00
03/31/2007	10.46	0.44	0.58	1.02	(0.44)	(0.25)	0.00
Class C
03/31/2011	10.24	0.08	0.65	0.73	(0.09)	0.00	0.00
03/31/2010	8.07	0.12	2.17	2.29	(0.04)	0.00	(0.08)
03/31/2009	10.81	0.27	(2.56)	(2.29)	(0.26)	(0.19)	0.00
03/31/2008	10.79	0.37	1.07	1.44	(0.39)	(1.03)	0.00
03/31/2007	10.46	0.36	0.58	0.94	(0.36)	(0.25)	0.00

PIMCO Diversified Income Fund
Class A
03/31/2011	$10.98	$0.56	$0.58	$1.14	$(0.62)	$0.00	$0.00
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)	0.00
Class B
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)	0.00
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)	0.00
Class C
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)	0.00
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)	0.00

PIMCO Emerging Local Bond Fund
Class A
03/31/2011	$10.38	$0.47	$0.61	$1.08	$(0.74)	$0.00	$0.00
03/31/2010	7.77	0.50	2.70	3.20	(0.59)	0.00	0.00
03/31/2009	9.87	0.50	(2.11)	(1.61)	(0.10)	0.00	(0.39)
07/31/2007 - 03/31/2008	10.27	0.36	0.47	0.83	(0.50)	(0.73)	0.00
Class C
03/31/2011	10.38	0.39	0.62	1.01	(0.67)	0.00	0.00
03/31/2010	7.77	0.43	2.70	3.13	(0.52)	0.00	0.00
03/31/2009	9.87	0.42	(2.10)	(1.68)	(0.04)	0.00	(0.38)
07/31/2007 - 03/31/2008	10.27	0.34	0.43	0.77	(0.44)	(0.73)	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

36	PIMCO Funds	Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.16)	$10.88	7.93%	$238,451	1.26%	1.25%	1.55%	31	%**
(0.19)	10.24	29.43	229,627	1.25	1.25	1.95	190
(0.52)	8.07	(20.93)	158,593	1.25	1.25	3.55	95
(1.50)	10.81	14.64	330,005	1.25	1.25	4.14	31
(0.69)	10.79	10.01	136,279	1.25	1.25	4.15	11

(0.09)	10.88	7.12	78,694	2.01	2.00	0.81	31	**
(0.12)	10.24	28.47	90,249	2.00	2.00	1.22	190
(0.45)	8.07	(21.52)	72,965	2.00	2.00	2.77	95
(1.42)	10.81	13.79	123,509	2.00	2.00	3.41	31
(0.61)	10.79	9.18	47,433	2.00	2.00	3.40	11

$(0.62)	$11.50	10.59%	$213,724	1.15%	1.15%	4.90%	95	%**
(0.58)	10.98	36.67	132,741	1.16	1.15	5.03	259
(0.80)	8.51	(13.27)	73,833	1.19	1.15	5.68	244
(0.64)	10.71	2.10	106,904	1.23	1.15	5.40	234
(0.73)	11.13	7.99	125,360	1.15	1.15	5.02	190

(0.53)	11.50	9.77	15,557	1.90	1.90	4.17	95	**
(0.51)	10.98	35.67	25,491	1.91	1.90	4.32	259
(0.73)	8.51	(13.92)	23,404	1.94	1.90	4.88	244
(0.56)	10.71	1.34	42,975	1.98	1.90	4.65	234
(0.65)	11.13	7.19	50,739	1.90	1.90	4.30	190

(0.53)	11.50	9.77	141,121	1.90	1.90	4.15	95	**
(0.51)	10.98	35.67	98,586	1.91	1.90	4.29	259
(0.73)	8.51	(13.92)	62,686	1.94	1.90	4.90	244
(0.56)	10.71	1.34	103,481	1.98	1.90	4.64	234
(0.65)	11.13	7.19	118,882	1.90	1.90	4.28	190

$(0.74)	$10.72	10.75%	$499,070	1.35%	1.35%	4.44%	24	%**
(0.59)	10.38	42.10	147,882	1.35	1.35	5.10	174
(0.49)	7.77	(16.75)	12,085	1.35	1.35	5.65	78
(1.23)	9.87	8.31	15,899	1.31 *	1.31 *	5.44 *	67

(0.67)	10.72	9.93	125,891	2.10	2.10	3.68	24	**
(0.52)	10.38	41.05	30,804	2.10	2.10	4.44	174
(0.42)	7.77	(17.37)	5,081	2.10	2.10	4.86	78
(1.17)	9.87	7.70	4,541	2.04 *	2.04 *	5.14 *	67

Annual Report	March 31, 2011	37

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Emerging Markets Bond Fund
Class A
03/31/2011	$10.64	$0.48	$0.49	$0.97	$(0.52)	$0.00	$0.00
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)
03/31/2009	10.68	0.55	(1.93)	(1.38)	(0.65)	(0.10)	0.00
03/31/2008	11.13	0.56	(0.07)	0.49	(0.61)	(0.33)	0.00
03/31/2007	11.14	0.54	0.57	1.11	(0.58)	(0.54)	0.00
Class B
03/31/2011	10.64	0.39	0.49	0.88	(0.43)	0.00	0.00
03/31/2010	8.55	0.44	2.14	2.58	(0.01)	0.00	(0.48)
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)	0.00
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)	0.00
03/31/2007	11.14	0.46	0.57	1.03	(0.50)	(0.54)	0.00
Class C
03/31/2011	10.64	0.40	0.48	0.88	(0.43)	0.00	0.00
03/31/2010	8.55	0.43	2.15	2.58	(0.01)	0.00	(0.48)
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)	0.00
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)	0.00
03/31/2007	11.14	0.46	0.57	1.03	(0.50)	(0.54)	0.00

PIMCO Floating Income Fund
Class A
03/31/2011	$9.04	$0.34	$0.09	$0.43	$(0.32)	$0.00	$0.00
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)
03/31/2008	10.55	0.51	(1.27)	(0.76)	(0.60)	(0.12)	(0.02)
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)	0.00
Class C
03/31/2011	9.04	0.31	0.09	0.40	(0.29)	0.00	0.00
03/31/2010	7.00	0.37	2.11	2.48	(0.44)	0.00	0.00
03/31/2009	9.05	0.38	(2.03)	(1.65)	0.00	0.00	(0.40)
03/31/2008	10.55	0.48	(1.27)	(0.79)	(0.57)	(0.12)	(0.02)
03/31/2007	10.39	0.45	0.33	0.78	(0.57)	(0.05)	0.00

PIMCO Foreign Bond Fund (Unhedged)
Class A
03/31/2011	$9.99	$0.23	$1.09	$1.32	$(0.65)	$0.00	$0.00
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00
03/31/2009	11.54	0.45	(2.59)	(2.14)	(0.27)	(1.00)	(0.11)
03/31/2008	10.21	0.37	1.64	2.01	(0.35)	(0.33)	0.00
03/31/2007	9.90	0.34	0.35	0.69	(0.31)	(0.07)	0.00
Class C
03/31/2011	9.99	0.15	1.09	1.24	(0.57)	0.00	0.00
03/31/2010	8.02	0.27	1.92	2.19	(0.22)	0.00	0.00
03/31/2009	11.54	0.38	(2.59)	(2.21)	(0.20)	(1.00)	(0.11)
03/31/2008	10.21	0.29	1.64	1.93	(0.27)	(0.33)	0.00
03/31/2007	9.90	0.26	0.35	0.61	(0.23)	(0.07)	0.00

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

38	PIMCO Funds	Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.52)	$11.09	9.22%	$478,131	1.25%	1.25%	4.33%	100	%*
(0.56)	10.64	31.67	342,986	1.26	1.25	5.13	185
(0.75)	8.55	(13.02)	211,258	1.28	1.25	5.83	220
(0.94)	10.68	4.57	312,295	1.25	1.25	5.12	148
(1.12)	11.13	10.32	316,226	1.25	1.25	4.87	238

(0.43)	11.09	8.41	23,863	2.00	2.00	3.58	100	*
(0.49)	10.64	30.70	40,277	2.01	2.00	4.43	185
(0.68)	8.55	(13.67)	37,293	2.03	2.00	5.07	220
(0.86)	10.68	3.80	60,532	2.00	2.00	4.37	148
(1.04)	11.13	9.51	72,503	2.00	2.00	4.12	238

(0.43)	11.09	8.41	178,383	2.00	2.00	3.58	100	*
(0.49)	10.64	30.69	131,421	2.01	2.00	4.35	185
(0.68)	8.55	(13.67)	72,651	2.03	2.00	5.08	220
(0.86)	10.68	3.80	113,544	2.00	2.00	4.37	148
(1.04)	11.13	9.51	142,391	2.00	2.00	4.13	238

$(0.32)	$9.15	4.89%	$234,820	0.95%	0.95%	3.76%	40	%*
(0.47)	9.04	36.54	114,763	0.95	0.95	4.68	318
(0.43)	7.00	(18.42)	52,818	1.03	0.95	4.91	245
(0.74)	9.05	(7.64)	129,885	0.96	0.95	5.05	111
(0.65)	10.55	8.04	321,462	0.95	0.95	4.57	138

(0.29)	9.15	4.59	146,432	1.25	1.25	3.46	40	*
(0.44)	9.04	36.14	60,876	1.25	1.25	4.42	318
(0.40)	7.00	(18.67)	29,213	1.33	1.25	4.62	245
(0.71)	9.05	(7.92)	65,669	1.26	1.25	4.76	111
(0.62)	10.55	7.73	124,175	1.25	1.25	4.28	138

$(0.65)	$10.66	13.34%	$359,522	0.95%	0.95%	2.13%	427	%*
(0.30)	9.99	28.45	281,286	0.96	0.95	3.52	485
(1.38)	8.02	(18.59)	162,997	1.32	0.95	4.63	653
(0.68)	11.54	20.47	310,635	1.23	0.95	3.52	798
(0.38)	10.21	7.00	282,563	0.95	0.95	3.34	644

(0.57)	10.66	12.50	88,187	1.70	1.70	1.39	427	*
(0.22)	9.99	27.50	83,050	1.71	1.70	2.81	485
(1.31)	8.02	(19.20)	54,022	2.07	1.70	3.88	653
(0.60)	11.54	19.58	108,807	1.97	1.70	2.77	798
(0.30)	10.21	6.21	99,356	1.70	1.70	2.60	644

Annual Report	March 31, 2011	39

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2011	$10.31	$0.25	$0.25	$0.50	$(0.14)	$(0.21)	$(0.08)
03/31/2010	9.05	0.40	1.57	1.97	(0.34)	(0.37)	0.00
03/31/2009	10.39	0.41	(0.93)	(0.52)	(0.33)	(0.49)	0.00
03/31/2008	10.17	0.35	0.20	0.55	(0.33)	0.00	0.00
03/31/2007	10.30	0.32	0.05	0.37	(0.27)	(0.21)	(0.02)
Class B
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)
03/31/2010	9.05	0.33	1.57	1.90	(0.27)	(0.37)	0.00
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)	0.00
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00	0.00
03/31/2007	10.30	0.24	0.05	0.29	(0.19)	(0.21)	(0.02)
Class C
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)
03/31/2010	9.05	0.32	1.58	1.90	(0.27)	(0.37)	0.00
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)	0.00
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00	0.00
03/31/2007	10.30	0.24	0.05	0.29	(0.19)	(0.21)	(0.02)
Class R
03/31/2011	10.31	0.22	0.26	0.48	(0.12)	(0.21)	(0.08)
03/31/2010	9.05	0.36	1.58	1.94	(0.31)	(0.37)	0.00
03/31/2009	10.39	0.39	(0.93)	(0.54)	(0.31)	(0.49)	0.00
03/31/2008	10.17	0.32	0.20	0.52	(0.30)	0.00	0.00
03/31/2007	10.30	0.29	0.05	0.34	(0.24)	(0.21)	(0.02)

PIMCO Global Advantage Strategy Bond Fund
Class A
03/31/2011	$11.08	$0.24	$0.69	$0.93	$(0.26)	$(0.47)	$0.00
03/31/2010	10.06	0.24	1.23	1.47	(0.26)	(0.19)	0.00
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00
Class C
03/31/2011	11.08	0.16	0.68	0.84	(0.17)	(0.47)	0.00
03/31/2010	10.06	0.15	1.24	1.39	(0.18)	(0.19)	0.00
02/05/2009 - 03/31/2009	10.00	0.02	0.06	0.08	(0.02)	0.00	0.00
Class R
03/31/2011	11.08	0.22	0.68	0.90	(0.23)	(0.47)	0.00
03/31/2010	10.06	0.18	1.27	1.45	(0.24)	(0.19)	0.00
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective February 24, 2009, the Fund’s advisory fee was reduced by 0.20% to 0.40%.
(c)	Effective February 24, 2009, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.45%.

40	PIMCO Funds	Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.43)	$10.38	4.90%	$325,839	0.95%		0.95%		0.95%		0.95%		2.35%		236	%**
(0.71)	10.31	22.27	239,915	0.97		0.97		0.95		0.95		4.02		411
(0.82)	9.05	(4.77)	207,850	1.15		1.15		0.95		0.95		4.26		779
(0.33)	10.39	5.51	245,275	1.32		1.32		0.95		0.95		3.44		969
(0.50)	10.17	3.58	258,371	0.95		0.95		0.95		0.95		3.11		653

(0.35)	10.38	4.12	3,823	1.70		1.70		1.70		1.70		1.61		236	**
(0.64)	10.31	21.37	9,550	1.72		1.72		1.70		1.70		3.36		411
(0.75)	9.05	(5.49)	12,338	1.90		1.90		1.70		1.70		3.50		779
(0.25)	10.39	4.73	19,960	2.05		2.05		1.70		1.70		2.68		969
(0.42)	10.17	2.81	27,875	1.70		1.70		1.70		1.70		2.36		653

(0.35)	10.38	4.12	50,739	1.70		1.70		1.70		1.70		1.60		236	**
(0.64)	10.31	21.37	53,446	1.72		1.72		1.70		1.70		3.26		411
(0.75)	9.05	(5.49)	42,239	1.90		1.90		1.70		1.70		3.51		779
(0.25)	10.39	4.73	51,548	2.06		2.06		1.70		1.70		2.69		969
(0.42)	10.17	2.81	63,894	1.70		1.70		1.70		1.70		2.36		653

(0.41)	10.38	4.64	16,130	1.20		1.20		1.20		1.20		2.11		236	**
(0.68)	10.31	21.97	11,248	1.22		1.22		1.20		1.20		3.67		411
(0.80)	9.05	(5.01)	8,280	1.40		1.40		1.20		1.20		4.03		779
(0.30)	10.39	5.25	7,332	1.57		1.57		1.20		1.20		3.19		969
(0.47)	10.17	3.33	4,860	1.20		1.20		1.20		1.20		2.84		653

$(0.73)	$11.28	8.63%	$86,630	1.10%		1.10%		1.10%		1.10%		2.18%		218	%**
(0.45)	11.08	14.75	76,913	1.10		1.10		1.10		1.10		2.16		268
(0.03)	10.06	0.93	1,551	1.10	*(b)(c)	26.79	*(b)(c)	1.10	*(b)(c)	26.79	*(b)(c)	1.81	*	57

(0.64)	11.28	7.82	21,761	1.85		1.85		1.85		1.85		1.43		218	**
(0.37)	11.08	13.88	19,441	1.85		1.85		1.85		1.85		1.35		268
(0.02)	10.06	0.80	421	1.85	*(b)(c)	16.59	*(b)(c)	1.85	*(b)(c)	16.59	*(b)(c)	1.55	*	57

(0.70)	11.28	8.38	2,860	1.35		1.35		1.35		1.35		1.98		218	**
(0.43)	11.08	14.46	441	1.35		1.35		1.35		1.35		1.64		268
(0.03)	10.06	0.88	29	1.35	*(b)(c)	14.09	*(b)(c)	1.35	*(b)(c)	14.09	*(b)(c)	1.93	*	57

Annual Report	March 31, 2011	41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2011	$9.64	$0.23		$0.33	$0.56	$(0.21)	$(0.21)	$(0.42)
03/31/2010	8.75	0.32		1.16	1.48	(0.29)	(0.30)	(0.59)
03/31/2009	9.92	0.41		(0.89)	(0.48)	(0.35)	(0.34)	(0.69)
03/31/2008	9.61	0.35		0.28	0.63	(0.32)	0.00	(0.32)
03/31/2007	9.66	0.31		0.06	0.37	(0.28)	(0.14)	(0.42)
Class B
03/31/2011	9.64	0.15		0.33	0.48	(0.13)	(0.21)	(0.34)
03/31/2010	8.75	0.26		1.15	1.41	(0.22)	(0.30)	(0.52)
03/31/2009	9.92	0.34		(0.89)	(0.55)	(0.28)	(0.34)	(0.62)
03/31/2008	9.61	0.28		0.28	0.56	(0.25)	0.00	(0.25)
03/31/2007	9.66	0.23		0.07	0.30	(0.21)	(0.14)	(0.35)
Class C
03/31/2011	9.64	0.16		0.32	0.48	(0.13)	(0.21)	(0.34)
03/31/2010	8.75	0.25		1.16	1.41	(0.22)	(0.30)	(0.52)
03/31/2009	9.92	0.34		(0.89)	(0.55)	(0.28)	(0.34)	(0.62)
03/31/2008	9.61	0.28		0.28	0.56	(0.25)	0.00	(0.25)
03/31/2007	9.66	0.23		0.07	0.30	(0.21)	(0.14)	(0.35)

PIMCO GNMA Fund
Class A
03/31/2011	$11.62	$0.21		$0.42	$0.63	$(0.22)	$(0.61)	$(0.83)
03/31/2010	11.33	0.30		0.66	0.96	(0.35)	(0.32)	(0.67)
03/31/2009	11.37	0.48		0.09	0.57	(0.48)	(0.13)	(0.61)
03/31/2008	11.11	0.52		0.33	0.85	(0.52)	(0.07)	(0.59)
03/31/2007	10.90	0.49		0.21	0.70	(0.49)	0.00	(0.49)
Class B
03/31/2011	11.62	0.12		0.42	0.54	(0.13)	(0.61)	(0.74)
03/31/2010	11.33	0.22		0.65	0.87	(0.26)	(0.32)	(0.58)
03/31/2009	11.37	0.39		0.10	0.49	(0.40)	(0.13)	(0.53)
03/31/2008	11.11	0.44		0.33	0.77	(0.44)	(0.07)	(0.51)
03/31/2007	10.90	0.41		0.21	0.62	(0.41)	0.00	(0.41)
Class C
03/31/2011	11.62	0.13		0.41	0.54	(0.13)	(0.61)	(0.74)
03/31/2010	11.33	0.21		0.66	0.87	(0.26)	(0.32)	(0.58)
03/31/2009	11.37	0.39		0.10	0.49	(0.40)	(0.13)	(0.53)
03/31/2008	11.11	0.44		0.33	0.77	(0.44)	(0.07)	(0.51)
03/31/2007	10.90	0.41		0.21	0.62	(0.41)	0.00	(0.41)

PIMCO Government Money Market Fund
Class A
03/31/2011	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00	$0.00
05/14/2009 - 03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00
Class C
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00	0.00
05/14/2009 - 03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

42	PIMCO Funds	Bond Funds	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.78	5.85%	$37,193	0.95%	0.95%	0.95%	0.95%	2.35%	232	%**
9.64	17.24	29,640	0.95	0.95	0.95	0.95	3.39	401
8.75	(4.58)	16,957	1.45	1.45	0.95	0.95	4.41	653
9.92	6.70	19,966	1.38	1.38	0.95	0.95	3.63	775
9.61	3.91	18,725	0.95	0.95	0.95	0.95	3.16	581

9.78	5.06	1,317	1.70	1.70	1.70	1.70	1.53	232	**
9.64	16.37	3,533	1.70	1.70	1.70	1.70	2.79	401
8.75	(5.31)	4,344	2.19	2.19	1.70	1.70	3.65	653
9.92	5.91	6,539	2.15	2.15	1.70	1.70	2.87	775
9.61	3.14	6,917	1.70	1.70	1.70	1.70	2.41	581

9.78	5.06	18,221	1.70	1.70	1.70	1.70	1.60	232	**
9.64	16.37	16,799	1.70	1.70	1.70	1.70	2.71	401
8.75	(5.31)	13,408	2.19	2.19	1.70	1.70	3.65	653
9.92	5.91	16,109	2.16	2.16	1.70	1.70	2.87	775
9.61	3.14	16,140	1.70	1.70	1.70	1.70	2.41	581

$11.42	5.46%	$474,744	0.91%	0.91%	0.90%	0.90%	1.82%	1,990	%**
11.62	8.59	455,544	0.90	0.90	0.90	0.90	2.58	1,747
11.33	5.31	343,522	1.06	1.06	0.90	0.90	4.26	1,652
11.37	7.94	114,188	1.33	1.33	0.90	0.90	4.69	839
11.11	6.59	76,983	1.45	1.45	0.90	0.90	4.48	1,009

11.42	4.68	16,908	1.66	1.66	1.65	1.65	1.03	1,990	**
11.62	7.78	35,303	1.65	1.65	1.65	1.65	1.86	1,747
11.33	4.52	39,447	1.81	1.81	1.65	1.65	3.49	1,652
11.37	7.14	29,853	2.07	2.07	1.65	1.65	3.98	839
11.11	5.80	31,447	2.19	2.19	1.65	1.65	3.73	1,009

11.42	4.68	225,520	1.66	1.66	1.65	1.65	1.06	1,990	**
11.62	7.78	246,550	1.65	1.65	1.65	1.65	1.80	1,747
11.33	4.52	144,761	1.81	1.81	1.65	1.65	3.50	1,652
11.37	7.14	36,035	2.07	2.07	1.65	1.65	3.96	839
11.11	5.80	31,535	2.19	2.19	1.65	1.65	3.73	1,009

$1.00	0.03%	$2,568	0.20%	0.43%	0.20%	0.43%	0.02%	N/A
1.00	0.11	200	0.21 *	0.44 *	0.20 *	0.43 *	0.02 *	N/A

1.00	0.03	1,444	0.20	0.43	0.20	0.43	0.02	N/A
1.00	0.11	342	0.19 *	0.44 *	0.18 *	0.43 *	0.03 *	N/A

Annual Report	March 31, 2011	43

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO High Yield Fund
Class A
03/31/2011	$9.06	$0.64	$0.41	$1.05	$(0.66)	$0.00	$0.00
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)	0.00
Class B
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)	0.00
03/31/2007	9.77	0.58	0.17	0.75	(0.57)	(0.01)	0.00
Class C
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)	0.00
03/31/2007	9.77	0.57	0.18	0.75	(0.57)	(0.01)	0.00
Class R
03/31/2011	9.06	0.62	0.41	1.03	(0.64)	0.00	0.00
03/31/2010	6.56	0.67	2.51	3.18	(0.68)	0.00	0.00
03/31/2009	9.20	0.62	(2.63)	(2.01)	(0.56)	0.00	(0.07)
03/31/2008	9.94	0.62	(0.70)	(0.08)	(0.65)	(0.01)	0.00
03/31/2007	9.77	0.62	0.18	0.80	(0.62)	(0.01)	0.00

PIMCO High Yield Spectrum Fund
Class A
09/15/2010 - 03/31/2011	$10.00	$0.32	$0.57	$0.89	$(0.33)	$(0.01)	$0.00
Class C
09/15/2010 - 03/31/2011	10.00	0.27	0.58	0.85	(0.29)	(0.01)	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

44	PIMCO Funds	Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.66)	$9.45	12.03%	$1,275,670	0.90%		0.90%		0.90%		0.90%		6.95%		36	%**
(0.70)	9.06	50.23	1,036,410	0.91		0.91		0.90		0.90		8.41		129
(0.65)	6.56	(22.34)	622,918	0.91		0.91		0.90		0.90		8.05		354
(0.68)	9.20	(0.71)	746,475	0.91		0.91		0.90		0.90		6.73		187
(0.66)	9.94	8.76	811,521	0.90		0.90		0.90		0.90		6.65		75

(0.59)	9.45	11.20	71,368	1.65		1.65		1.65		1.65		6.27		36	**
(0.64)	9.06	49.13	143,400	1.66		1.66		1.65		1.65		7.71		129
(0.59)	6.56	(22.92)	136,774	1.66		1.66		1.65		1.65		7.17		354
(0.61)	9.20	(1.44)	277,780	1.66		1.66		1.65		1.65		5.99		187
(0.58)	9.94	7.96	413,598	1.65		1.65		1.65		1.65		5.90		75

(0.59)	9.45	11.20	600,135	1.65		1.65		1.65		1.65		6.20		36	**
(0.64)	9.06	49.13	506,455	1.66		1.66		1.65		1.65		7.67		129
(0.59)	6.56	(22.92)	320,788	1.66		1.66		1.65		1.65		7.25		354
(0.61)	9.20	(1.44)	490,422	1.66		1.66		1.65		1.65		5.99		187
(0.58)	9.94	7.95	651,392	1.65		1.65		1.65		1.65		5.90		75

(0.64)	9.45	11.75	50,139	1.15		1.15		1.15		1.15		6.69		36	**
(0.68)	9.06	49.87	31,387	1.16		1.16		1.15		1.15		8.15		129
(0.63)	6.56	(22.53)	14,963	1.16		1.16		1.15		1.15		7.85		354
(0.66)	9.20	(0.96)	15,556	1.16		1.16		1.15		1.15		6.45		187
(0.63)	9.94	8.49	16,405	1.15		1.15		1.15		1.15		6.40		75

$(0.34)	$10.55	9.03%	$920	0.90	%*	1.01	%*	0.90	%*	1.01	%*	5.59	%*	14	%**

(0.30)	10.55	8.59	2,740	1.65	*	1.72	*	1.65	*	1.72	*	4.82	*	14	**

Annual Report	March 31, 2011	45

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Income Fund
Class A
03/31/2011	$10.21	$0.73	$1.10	$1.83	$(0.64)	$(0.08)	$(0.72)
03/31/2010	8.54	0.63	1.71	2.34	(0.67)	0.00	(0.67)
03/31/2009	9.92	0.65	(1.43)	(0.78)	(0.60)	0.00	(0.60)
03/31/2008	10.00	0.53	(0.08)	0.45	(0.53)	0.00	(0.53)
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2011	10.21	0.64	1.12	1.76	(0.57)	(0.08)	(0.65)
03/31/2010	8.54	0.55	1.71	2.26	(0.59)	0.00	(0.59)
03/31/2009	9.92	0.58	(1.44)	(0.86)	(0.52)	0.00	(0.52)
03/31/2008	10.00	0.46	(0.08)	0.38	(0.46)	0.00	(0.46)
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2011	10.21	0.70	1.11	1.81	(0.62)	(0.08)	(0.70)
03/31/2010	8.54	0.60	1.71	2.31	(0.64)	0.00	(0.64)
03/31/2009	9.92	0.62	(1.43)	(0.81)	(0.57)	0.00	(0.57)
03/31/2008	10.00	0.51	(0.08)	0.43	(0.51)	0.00	(0.51)
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00

PIMCO Investment Grade Corporate Bond Fund
Class A
03/31/2011	$11.18	$0.51	$0.52	$1.03	$(0.56)	$(1.08)	$(1.64)
03/31/2010	9.66	0.57	1.90	2.47	(0.61)	(0.34)	(0.95)
03/31/2009	10.44	0.48	(0.74)	(0.26)	(0.48)	(0.04)	(0.52)
03/31/2008	10.37	0.49	0.10	0.59	(0.49)	(0.03)	(0.52)
03/31/2007	10.17	0.46	0.22	0.68	(0.46)	(0.02)	(0.48)
Class C
03/31/2011	11.18	0.42	0.52	0.94	(0.47)	(1.08)	(1.55)
03/31/2010	9.66	0.49	1.90	2.39	(0.53)	(0.34)	(0.87)
03/31/2009	10.44	0.41	(0.74)	(0.33)	(0.41)	(0.04)	(0.45)
03/31/2008	10.37	0.41	0.11	0.52	(0.42)	(0.03)	(0.45)
03/31/2007	10.17	0.38	0.22	0.60	(0.38)	(0.02)	(0.40)

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

46	PIMCO Funds	Bond Funds	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$11.32	18.44%	$357,176	0.96%		1.01%		0.85%		0.90%		6.58%		181	%**
10.21	28.12	38,300	0.90		0.95		0.85		0.90		6.51		188
8.54	(8.12)	15,536	1.37		1.42		0.85		0.90		7.26		153
9.92	4.65	2,008	1.84		1.89		0.85		0.90		5.26		276
10.00	0.00	10	0.85	*	0.85	*	0.85	*	0.85	*	(0.85	)*	0

11.32	17.64	184,154	1.71		1.76		1.60		1.65		5.81		181	**
10.21	27.13	36,633	1.65		1.70		1.60		1.65		5.61		188
8.54	(8.91)	7,159	2.14		2.19		1.60		1.65		6.37		153
9.92	3.87	1,484	2.69		2.74		1.60		1.65		4.62		276
10.00	0.00	10	1.60	*	1.60	*	1.60	*	1.60	*	(1.60	)*	0

11.32	18.17	754	1.21		1.26		1.10		1.15		6.31		181	**
10.21	27.78	67	1.15		1.20		1.10		1.15		6.22		188
8.54	(8.38)	21	1.70		1.75		1.10		1.15		6.75		153
9.92	4.41	10	2.88		3.19		1.10		1.41		5.15		276
10.00	0.00	10	1.10	*	1.10	*	1.10	*	1.10	*	(1.10	)*	0

$10.57	9.60%	$727,685	0.90%		0.90%		0.90%		0.90%		4.55%		325	%**
11.18	26.21	621,321	0.90		0.90		0.90		0.90		5.24		248
9.66	(2.44)	376,473	0.90		0.90		0.90		0.90		4.92		348
10.44	5.92	33,922	0.97		0.97		0.90		0.90		4.70		115
10.37	6.83	27,922	0.90		0.90		0.90		0.90		4.44		98

10.57	8.79	438,435	1.65		1.65		1.65		1.65		3.80		325	**
11.18	25.27	350,334	1.65		1.65		1.65		1.65		4.47		248
9.66	(3.16)	121,602	1.65		1.65		1.65		1.65		4.16		348
10.44	5.14	9,060	1.72		1.72		1.65		1.65		3.95		115
10.37	6.03	6,493	1.65		1.65		1.65		1.65		3.69		98

Annual Report	March 31, 2011	47

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Long-Term U.S. Government Fund
Class A
03/31/2011	$10.79	$0.38	$0.56	$0.94	$(0.41)	$(0.93)	$(1.34)
03/31/2010	11.58	0.42	(0.25)	0.17	(0.45)	(0.51)	(0.96)
03/31/2009	11.30	0.42	0.37	0.79	(0.43)	(0.08)	(0.51)
03/31/2008	10.66	0.48	0.63	1.11	(0.47)	0.00	(0.47)
03/31/2007	10.48	0.47	0.19	0.66	(0.47)	(0.01)	(0.48)
Class B
03/31/2011	10.79	0.30	0.56	0.86	(0.33)	(0.93)	(1.26)
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	(0.88)
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	(0.42)
03/31/2008	10.66	0.40	0.64	1.04	(0.40)	0.00	(0.40)
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)	(0.40)
Class C
03/31/2011	10.79	0.29	0.57	0.86	(0.33)	(0.93)	(1.26)
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	(0.88)
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	(0.42)
03/31/2008	10.66	0.40	0.63	1.03	(0.39)	0.00	(0.39)
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)	(0.40)

PIMCO Low Duration Fund
Class A
03/31/2011	$10.44	$0.17	$0.21	$0.38	$(0.19)	$(0.19)	$(0.38)
03/31/2010	9.30	0.22	1.19	1.41	(0.26)	(0.01)	(0.27)
03/31/2009	10.14	0.38	(0.71)	(0.33)	(0.38)	(0.13)	(0.51)
03/31/2008	9.95	0.43	0.26	0.69	(0.43)	(0.07)	(0.50)
03/31/2007	9.90	0.41	0.06	0.47	(0.42)	0.00	(0.42)
Class B
03/31/2011	10.44	0.08	0.23	0.31	(0.12)	(0.19)	(0.31)
03/31/2010	9.30	0.17	1.17	1.34	(0.19)	(0.01)	(0.20)
03/31/2009	10.14	0.31	(0.71)	(0.40)	(0.31)	(0.13)	(0.44)
03/31/2008	9.95	0.35	0.27	0.62	(0.36)	(0.07)	(0.43)
03/31/2007	9.90	0.34	0.06	0.40	(0.35)	0.00	(0.35)
Class C
03/31/2011	10.44	0.14	0.21	0.35	(0.16)	(0.19)	(0.35)
03/31/2010	9.30	0.17	1.20	1.37	(0.22)	(0.01)	(0.23)
03/31/2009	10.14	0.33	(0.71)	(0.38)	(0.33)	(0.13)	(0.46)
03/31/2008	9.95	0.38	0.26	0.64	(0.38)	(0.07)	(0.45)
03/31/2007	9.90	0.36	0.06	0.42	(0.37)	0.00	(0.37)
Class R
03/31/2011	10.44	0.15	0.21	0.36	(0.17)	(0.19)	(0.36)
03/31/2010	9.30	0.20	1.19	1.39	(0.24)	(0.01)	(0.25)
03/31/2009	10.14	0.35	(0.70)	(0.35)	(0.36)	(0.13)	(0.49)
03/31/2008	9.95	0.41	0.26	0.67	(0.41)	(0.07)	(0.48)
03/31/2007	9.90	0.39	0.06	0.45	(0.40)	0.00	(0.40)

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective January 1, 2010, the Fund’s distribution and/or service/12b-1 fees was reduced by 0.20% to an annual rate of 0.30%.

48	PIMCO Funds	Bond Funds	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.39	8.70%	$192,776	0.885%	0.875%	3.33%	363	%*
10.79	1.49	176,403	0.895	0.875	3.73	415
11.58	7.27	201,456	0.905	0.875	3.82	367
11.30	10.78	233,321	0.875	0.875	4.43	291
10.66	6.41	179,750	0.875	0.875	4.45	971

10.39	7.90	7,584	1.635	1.625	2.60	363	*
10.79	0.74	16,774	1.645	1.625	3.01	415
11.58	6.47	26,934	1.655	1.625	3.07	367
11.30	9.97	32,425	1.625	1.625	3.73	291
10.66	5.62	36,900	1.625	1.625	3.71	971

10.39	7.90	48,209	1.635	1.625	2.58	363	*
10.79	0.74	45,276	1.645	1.625	3.00	415
11.58	6.47	56,492	1.655	1.625	3.06	367
11.30	9.96	52,461	1.625	1.625	3.67	291
10.66	5.62	39,482	1.625	1.625	3.71	971

$10.44	3.74%	$3,439,969	0.85%	0.85%	1.61%	461	%*
10.44	15.35	3,074,798	0.85	0.85	2.19	488
9.30	(3.24)	1,632,854	0.88	0.85	3.90	223
10.14	7.19	1,614,909	0.85	0.85	4.24	141
9.95	4.86	1,164,861	0.85	0.85	4.16	73

10.44	2.97	31,539	1.60	1.60	0.77	461	*
10.44	14.49	81,425	1.60	1.60	1.70	488
9.30	(3.96)	105,595	1.63	1.60	3.14	223
10.14	6.40	162,843	1.60	1.60	3.54	141
9.95	4.08	208,559	1.60	1.60	3.40	73

10.44	3.43	1,014,588	1.15	1.15	1.31	461	*
10.44	14.83	837,286	1.30 (b)	1.30 (b)	1.71	488
9.30	(3.72)	363,986	1.38	1.35	3.40	223
10.14	6.66	387,133	1.35	1.35	3.78	141
9.95	4.34	417,945	1.35	1.35	3.65	73

10.44	3.49	96,283	1.10	1.10	1.41	461	*
10.44	15.07	39,325	1.10	1.10	1.97	488
9.30	(3.49)	21,872	1.13	1.10	3.64	223
10.14	6.93	9,642	1.10	1.10	4.05	141
9.95	4.60	11,305	1.10	1.10	3.89	73

Annual Report	March 31, 2011	49

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Money Market Fund
Class A
03/31/2011	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00	$0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00	(0.01)
03/31/2008	1.00	0.04		0.00	0.04	(0.04)	0.00	(0.04)
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00	(0.05)
Class B
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00	0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00	(0.01)
03/31/2008	1.00	0.03		0.00	0.03	(0.03)	0.00	(0.03)
03/31/2007	1.00	0.04		0.00	0.04	(0.04)	0.00	(0.04)
Class C
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00	0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00	0.00
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00	(0.01)
03/31/2008	1.00	0.04		0.00	0.04	(0.04)	0.00	(0.04)
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00	(0.05)

PIMCO Mortgage-Backed Securities Fund
Class A
03/31/2011	$10.74	$0.27		$0.30	$0.57	$(0.29)	$(0.40)	$(0.69)
03/31/2010	10.21	0.47		0.94	1.41	(0.45)	(0.43)	(0.88)
03/31/2009	10.88	0.69		(0.62)	0.07	(0.65)	(0.09)	(0.74)
03/31/2008	10.72	0.50		0.22	0.72	(0.49)	(0.07)	(0.56)
03/31/2007	10.47	0.47		0.25	0.72	(0.47)	0.00	(0.47)
Class B
03/31/2011	10.74	0.19		0.30	0.49	(0.21)	(0.40)	(0.61)
03/31/2010	10.21	0.41		0.92	1.33	(0.37)	(0.43)	(0.80)
03/31/2009	10.88	0.58		(0.59)	(0.01)	(0.57)	(0.09)	(0.66)
03/31/2008	10.72	0.42		0.22	0.64	(0.41)	(0.07)	(0.48)
03/31/2007	10.47	0.39		0.25	0.64	(0.39)	0.00	(0.39)
Class C
03/31/2011	10.74	0.19		0.30	0.49	(0.21)	(0.40)	(0.61)
03/31/2010	10.21	0.40		0.93	1.33	(0.37)	(0.43)	(0.80)
03/31/2009	10.88	0.60		(0.61)	(0.01)	(0.57)	(0.09)	(0.66)
03/31/2008	10.72	0.42		0.22	0.64	(0.41)	(0.07)	(0.48)
03/31/2007	10.47	0.39		0.25	0.64	(0.39)	0.00	(0.39)

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.

50	PIMCO Funds	Bond Funds	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1.00	0.06%	$186,888	0.22%	0.57%	0.22%	0.57%	0.05%	N/A
1.00	0.09	152,737	0.32	0.59	0.32	0.59	0.05	N/A
1.00	1.26	194,007	0.54	0.59	0.54	0.59	1.04	N/A
1.00	4.43	108,430	0.57	0.57	0.57	0.57	4.28	N/A
1.00	4.77	75,947	0.57	0.57	0.57	0.57	4.69	N/A

1.00	0.06	11,929	0.22	1.47	0.22	1.47	0.04	N/A
1.00	0.09	33,102	0.32	1.49	0.32	1.49	0.05	N/A
1.00	0.64	72,511	1.13	1.49	1.13	1.49	0.55	N/A
1.00	3.50	56,818	1.47	1.47	1.47	1.47	3.40	N/A
1.00	4.38	49,405	0.95	1.47	0.95	1.47	4.33	N/A

1.00	0.06	95,215	0.22	0.57	0.22	0.57	0.05	N/A
1.00	0.09	62,857	0.32	0.59	0.32	0.59	0.05	N/A
1.00	1.26	126,219	0.54	0.59	0.54	0.59	1.02	N/A
1.00	4.44	71,946	0.57	0.57	0.57	0.57	4.30	N/A
1.00	4.78	59,031	0.57	0.57	0.57	0.57	4.70	N/A

$10.62	5.40%	$97,366	0.90%	0.90%	0.90%	0.90%	2.45%	966	%*
10.74	14.14	125,408	0.96	0.96	0.90	0.90	4.46	1,035
10.21	0.77	87,417	2.04	2.04	0.90	0.90	6.60	1,093
10.88	6.93	55,202	1.56	1.56	0.90	0.90	4.65	630
10.72	7.08	42,395	0.90	0.90	0.90	0.90	4.46	780

10.62	4.62	3,229	1.65	1.65	1.65	1.65	1.75	966	*
10.74	13.30	9,258	1.71	1.71	1.65	1.65	3.84	1,035
10.21	0.02	10,466	2.74	2.74	1.65	1.65	5.56	1,093
10.88	6.14	15,544	2.29	2.29	1.65	1.65	3.92	630
10.72	6.29	16,404	1.65	1.65	1.65	1.65	3.72	780

10.62	4.62	29,681	1.65	1.65	1.65	1.65	1.72	966	*
10.74	13.29	48,507	1.71	1.71	1.65	1.65	3.72	1,035
10.21	0.01	34,962	2.77	2.77	1.65	1.65	5.77	1,093
10.88	6.14	29,365	2.29	2.29	1.65	1.65	3.91	630
10.72	6.28	28,454	1.65	1.65	1.65	1.65	3.72	780

Annual Report	March 31, 2011	51

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Real IncomeTM 2019 Fund
Class A
03/31/2011	$9.72	$0.12		$0.46	$0.58	$(0.24)	$0.00	$(0.78)
10/30/2009 - 3/31/2010	10.00	0.04		0.10	0.14	(0.11)	0.00	(0.31)
Class C
03/31/2011	9.72	0.06		0.47	0.53	(0.22)	0.00	(0.78)
10/30/2009 - 3/31/2010	10.00	0.04		0.09	0.13	(0.10)	0.00	(0.31)

PIMCO Real IncomeTM 2029 Fund
Class A
03/31/2011	$9.86	$0.19		$0.63	$0.82	$(0.37)	$0.00	$(0.18)
10/30/2009 - 3/31/2010	10.00	0.06		0.03	0.09	(0.13)	0.00	(0.10)
Class C
03/31/2011	9.85	0.11		0.65	0.76	(0.34)	0.00	(0.18)
10/30/2009 - 3/31/2010	10.00	0.05		0.02	0.07	(0.12)	0.00	(0.10)

PIMCO Short-Term Fund
Class A
03/31/2011	$9.87	$0.07		$0.07	$0.14	$(0.07)	$(0.05)	$0.00
03/31/2010	9.39	0.12		0.53	0.65	(0.14)	(0.03)	0.00
03/31/2009	9.81	0.35		(0.29)	0.06	(0.33)	(0.15)	0.00
03/31/2008	9.96	0.45		(0.12)	0.33	(0.45)	(0.03)	0.00
03/31/2007	9.98	0.44		0.00	0.44	(0.43)	(0.03)	0.00
Class B
03/31/2011	9.87	0.00	^	0.07	0.07	0.00 ^	(0.05)	0.00
03/31/2010	9.39	0.08		0.50	0.58	(0.07)	(0.03)	0.00
03/31/2009	9.81	0.28		(0.29)	(0.01)	(0.26)	(0.15)	0.00
03/31/2008	9.96	0.38		(0.13)	0.25	(0.37)	(0.03)	0.00
03/31/2007	9.98	0.37		0.00	0.37	(0.36)	(0.03)	0.00
Class C
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)	0.00
03/31/2010	9.39	0.10		0.52	0.62	(0.11)	(0.03)	0.00
03/31/2009	9.81	0.32		(0.29)	0.03	(0.30)	(0.15)	0.00
03/31/2008	9.96	0.42		(0.12)	0.30	(0.42)	(0.03)	0.00
03/31/2007	9.98	0.41		0.00	0.41	(0.40)	(0.03)	0.00
Class R
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)	0.00
03/31/2010	9.39	0.10		0.53	0.63	(0.12)	(0.03)	0.00
03/31/2009	9.81	0.32		(0.28)	0.04	(0.31)	(0.15)	0.00
03/31/2008	9.96	0.42		(0.12)	0.30	(0.42)	(0.03)	0.00
03/31/2007	9.98	0.42		0.00	0.42	(0.41)	(0.03)	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	PIMCO and Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 fees.
(c)	Effective October 1, 2007, the administrative fee was reduced by 0.05% to an annual rate of 0.30%.

52	PIMCO Funds	Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.02)	$9.28	6.24%	$6,245	0.79%		0.87%		0.79%		0.87%		1.28%		193%
(0.42)	9.72	1.42	1,874	0.79	*	3.52	*	0.79	*	3.52	*	0.87	*	445

(1.00)	9.25	5.64	2,773	1.29		1.37		1.29		1.37		0.65		193
(0.41)	9.72	1.32	1,146	1.29	*	4.63	*	1.29	*	4.63	*	1.03	*	445

$(0.55)	$10.13	8.40%	$662	0.79%		0.79%		0.79%		0.79%		1.82%		262%
(0.23)	9.86	0.85	169	0.79	*	5.05	*	0.79	*	5.05	*	1.44	*	445

(0.52)	10.09	7.83	85	1.29		1.29		1.29		1.29		1.09		262
(0.22)	9.85	0.64	40	1.29	*	3.31	*	1.29	*	3.31	*	1.28	*	445

$(0.12)	$9.89	1.42%	$1,322,742	0.80%		0.80%		0.80%		0.80%		0.68%		182	%**
(0.17)	9.87	6.94	1,560,419	0.80		0.80		0.80		0.80		1.19		446
(0.48)	9.39	0.66	382,308	0.85		0.85		0.80		0.80		3.62		582
(0.48)	9.81	3.34	201,097	0.84	(c)	0.84	(c)	0.83	(c)	0.83	(c)	4.52		191
(0.46)	9.96	4.51	259,410	0.75	(b)	0.80		0.75	(b)	0.80		4.42		187

(0.05)	9.89	0.77	2,698	1.43		1.55		1.43		1.55		0.04		182	**
(0.10)	9.87	6.17	4,977	1.53		1.55		1.53		1.55		0.86		446
(0.41)	9.39	(0.09)	8,359	1.60		1.60		1.55		1.55		2.90		582
(0.40)	9.81	2.57	9,485	1.59	(c)	1.59	(c)	1.58	(c)	1.58	(c)	3.78		191
(0.39)	9.96	3.73	14,144	1.50	(b)	1.55		1.50	(b)	1.55		3.66		187

(0.09)	9.89	1.11	279,411	1.10		1.10		1.10		1.10		0.38		182	**
(0.14)	9.87	6.62	298,079	1.10		1.10		1.10		1.10		1.00		446
(0.45)	9.39	0.36	124,847	1.15		1.15		1.10		1.10		3.34		582
(0.45)	9.81	3.03	100,746	1.14	(c)	1.14	(c)	1.13	(c)	1.13	(c)	4.22		191
(0.43)	9.96	4.19	121,666	1.05	(b)	1.10		1.05	(b)	1.10		4.11		187

(0.09)	9.89	1.16	9,462	1.05		1.05		1.05		1.05		0.44		182	**
(0.15)	9.87	6.67	7,689	1.05		1.05		1.05		1.05		1.02		446
(0.46)	9.39	0.41	2,583	1.10		1.10		1.05		1.05		3.35		582
(0.45)	9.81	3.07	948	1.08	(c)	1.08	(c)	1.07	(c)	1.07	(c)	4.20		191
(0.44)	9.96	4.25	632	1.00	(b)	1.05		1.00	(b)	1.05		4.18		187

Annual Report	March 31, 2011	53

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Tax Managed Real Return Fund
Class A
03/31/2011	$10.21	$0.16	$0.21	$0.37	$(0.15)	$(0.05)	$(0.20)
10/30/2009 - 3/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	(0.05)
Class C
03/31/2011	10.21	0.10	0.22	0.32	(0.10)	(0.05)	(0.15)
10/30/2009 - 3/31/2010	10.00	0.03	0.21	0.24	(0.03)	0.00	(0.03)

PIMCO Unconstrained Bond Fund
Class A
03/31/2011	$11.01	$0.27	$0.13	$0.40	$(0.22)	$(0.02)	$(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	(0.57)
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	(0.13)
Class C
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	(0.15)
03/31/2010	10.17	0.26	1.07	1.33	(0.24)	(0.25)	(0.49)
07/31/2008 - 03/31/2009	9.89	0.13	0.23	0.36	(0.08)	0.00	(0.08)
Class R
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	(0.21)
03/31/2010	10.17	0.33	1.06	1.39	(0.30)	(0.25)	(0.55)
07/31/2008 - 03/31/2009	9.89	0.17	0.22	0.39	(0.11)	0.00	(0.11)

PIMCO Unconstrained Tax Managed Bond Fund
Class A
03/31/2011	$10.41	$0.15	$0.03	$0.18	$(0.11)	$(0.01)	$(0.12)
03/31/2010	9.77	0.18	0.71	0.89	(0.21)	(0.04)	(0.25)
01/30/2009 - 03/31/2009	10.00	0.02	(0.23)	(0.21)	(0.02)	0.00	(0.02)
Class C
03/31/2011	10.41	0.07	0.03	0.10	(0.03)	(0.01)	(0.04)
03/31/2010	9.77	0.09	0.72	0.81	(0.13)	(0.04)	(0.17)
01/30/2009 - 03/31/2009	10.00	0.01	(0.23)	(0.22)	(0.01)	0.00	(0.01)

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

54	PIMCO Funds	Bond Funds	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.38	3.59%	$2,451	0.85%		0.85%		0.85%		0.85%		1.53%		350%
10.21	2.57	333	0.85	*	3.06	*	0.85	*	3.06	*	1.13	*	447

10.38	3.08	605	1.35		1.35		1.35		1.35		0.94		350
10.21	2.36	259	1.35	*	2.59	*	1.35	*	2.59	*	0.63	*	447

$11.17	3.66%	$2,666,336	1.38%		1.38%		1.30%		1.30%		2.39%		1,240	%**
11.01	14.16	1,152,457	1.30		1.30		1.30		1.30		3.14		1,039
10.17	3.08	198,080	1.31	*	1.33	*	1.30	*	1.32	*	2.48	*	417

11.17	2.89	1,257,972	2.13		2.13		2.05		2.05		1.64		1,240	**
11.01	13.31	485,355	2.05		2.05		2.05		2.05		2.34		1,039
10.17	3.66	41,397	2.06	*	2.08	*	2.05	*	2.07	*	1.91	*	417

11.17	3.41	37,398	1.63		1.63		1.55		1.55		2.16		1,240	**
11.01	13.88	4,531	1.55		1.55		1.55		1.55		3.04		1,039
10.17	3.99	9,537	1.56	*	1.58	*	1.55	*	1.57	*	2.52	*	417

$10.47	1.67%	$84,494	1.18%		1.18%		1.10%		1.10%		1.45%		401	%**
10.41	9.19	27,531	1.10		1.13		1.10		1.13		1.72		318
9.77	(2.08)	1,384	1.10	*	9.29	*	1.10	*	9.29	*	1.11	*	0

10.47	0.91	26,906	1.93		1.93		1.85		1.85		0.70		401	**
10.41	8.35	9,809	1.85		1.87		1.85		1.87		0.89		318
9.77	(2.18)	174	1.85	*	9.16	*	1.85	*	9.16	*	0.49	*	0

Annual Report	March 31, 2011	55

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Developing Local Markets Fund	PIMCO Diversified Income Fund	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Floating Income Fund	PIMCO Foreign Bond Fund (Unhedged)

Assets:
Investments, at value	$3,479,761	$4,108,939	$6,624,724	$3,482,234	$2,772,392	$3,038,075
Investments in Affiliates, at value	979,061	105,845	182,871	118,344	238,521	31,796
Repurchase agreements, at value	0	16,601	17,000	5,133	5,655	4,000
Cash	1,636	0	0	0	0	1,516
Deposits with counterparty	0	0	0	0	9	12
Foreign currency, at value	100,785	3,629	87,127	617	1,366	88,734
Receivable for investments sold	34,004	2,391	4,640	24,798	6,425	182,914
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0	0
Receivable for cross-currency swap exchanges	0	0	0	0	0	0
Receivable for Fund shares sold	30,544	12,907	37,258	21,568	25,545	15,266
Interest and dividends receivable	41,272	59,789	120,045	51,405	35,467	32,527
Dividends receivable from Affiliates	269	18	139	10	68	27
Variation margin receivable	0	511	0	0	328	125
Swap premiums paid	2,426	44,128	19,232	22,272	83,510	12,774
Unrealized appreciation on foreign currency contracts	95,738	13,279	88,610	8,495	7,893	24,377
Unrealized appreciation on swap agreements	2,045	25,712	54,786	21,933	25,804	11,104
Other assets	0	0	0	0	0	0
	4,767,541	4,393,749	7,236,432	3,756,809	3,202,983	3,443,247

Liabilities:
Payable for reverse repurchase agreements	$0	$6,382	$0	$51,435	$4,284	$0
Payable for investments purchased	91,047	89,587	83,425	21,417	82,165	92,919
Payable for investments in Affiliates purchased	0	18	139	10	68	27
Payable for investments purchased on a delayed-delivery basis	0	0	0	4,496	0	0
Payable for short sales	2,171	0	0	0	0	0
Deposits from counterparty	58,512	25,626	77,733	24,442	78,203	24,221
Payable for cross-currency swap exchanges	0	0	0	0	0	0
Payable for Fund shares redeemed	5,810	9,923	84,999	5,823	7,560	5,130
Dividends payable	535	1,598	5,076	4,146	520	1,027
Overdraft due to custodian	0	8,012	24,339	2,496	2,812	0
Written options outstanding	244	8,445	374	302	3,911	9,951
Accrued related party fees	3,472	2,844	5,951	3,015	1,544	1,729
Variation margin payable	0	0	0	26	0	611
Swap premiums received	160	12,213	6,556	17,664	11,674	6,223
Unrealized depreciation on foreign currency contracts	20,518	18,484	47,085	12,323	10,794	37,193
Unrealized depreciation on swap agreements	1,691	10,263	30,436	4,094	14,237	4,028
Other liabilities	0	190	5,059	4	88	0
	184,160	193,585	371,172	151,693	217,860	183,059

Net Assets	$4,583,381	$4,200,164	$6,865,260	$3,605,116	$2,985,123	$3,260,188

Net Assets Consist of:
Paid in capital	$5,119,158	$4,030,516	$6,670,353	$3,457,139	$3,283,311	$3,365,997
Undistributed (overdistributed) net investment income	(5,779)	(21,139)	(154,956)	(7,091)	(2,897)	(27,769)
Accumulated undistributed net realized gain (loss)	(655,506)	8,371	(51,545)	(71,235)	(345,973)	(83,369)
Net unrealized appreciation	125,508	182,416	401,408	226,303	50,682	5,329
	$4,583,381	$4,200,164	$6,865,260	$3,605,116	$2,985,123	$3,260,188

Cost of Investments	$3,432,547	$3,935,776	$6,288,424	$3,270,284	$2,731,196	$3,014,620
Cost of Investments in Affiliates	$978,932	$105,843	$182,859	$118,344	$238,496	$31,796
Cost of Repurchase Agreements	$0	$16,601	$17,000	$5,133	$5,655	$4,000
Cost of Foreign Currency Held	$98,748	$3,622	$86,899	$606	$1,364	$88,779
Proceeds Received on Short Sales	$2,168	$0	$0	$0	$0	$0
Premiums Received on Written Options	$685	$5,904	$1,086	$383	$2,673	$9,372

56	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage Strategy Bond Fund	PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PIMCO GNMA Fund	PIMCO Government Money Market Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Investment Grade Corporate Bond Fund

$3,016,505	$2,517,718	$185,330	$2,098,838	$394,127	$11,788,720	$447,973	$6,434,394	$5,497,394
36,289	256,529	2,866	169,905	0	583,697	56,167	168	329,793
1,500	17,667	997	4,137	277,734	38,934	601	14,457	57,821
4,997	2,194	0	318	2,767	11,159	535	0	709
0	1	0	0	0	0	0	0	9
85,847	2,197	4,681	0	0	3,028	4	2,428	32,190
94,513	212,954	1,529	2,830,689	0	56,207	522	403,182	4,916
0	0	0	0	0	0	0	19,597	0
88,260	0	4,580	0	0	0	0	0	0
5,571	2,337	226	1,491	50	23,772	1,309	16,534	11,007
31,412	27,692	1,810	3,311	176	223,493	9,104	39,460	79,264
22	41	1	20	0	193	17	9	110
77	293	11	0	0	0	0	0	1,808
16,947	13,807	708	2,046	0	9,349	808	1,506	26,189
24,104	22,546	1,682	0	0	9,894	26	4,537	19,572
9,949	4,865	425	1,433	0	80,584	146	7,114	51,206
0	0	0	0	0	0	0	10	0
3,415,993	3,080,841	204,846	5,112,188	674,854	12,829,030	517,212	6,943,396	6,111,988

$3,851	$0	$0	$0	$0	$2,545	$0	$1,784,950	$0
13,400	185,420	800	3,325,447	2,766	231,763	24,244	462,940	153,178
22	41	1	20	0	193	17	9	110
0	0	0	0	0	0	0	39,866	0
0	101,842	0	451,272	0	0	0	113,784	0
19,841	16,201	660	9,260	0	41,881	580	3,620	46,402
88,216	0	4,577	0	0	0	0	0	0
4,926	7,422	237	5,771	2,946	30,480	112	3,575	10,821
1,664	93	111	319	1	11,980	11	1,263	5,020
0	0	0	0	0	0	0	11,326	0
10,738	3,939	872	0	0	0	0	0	7,064
1,659	1,673	121	1,024	35	7,264	211	1,916	3,276
371	373	29	0	0	0	0	0	112
5,715	5,634	381	0	0	60,701	0	12,424	31,191
41,384	6,351	1,957	0	0	49,641	2,395	19,272	20,930
8,546	3,514	310	1,014	0	263	0	3,181	6,541
0	1	0	0	0	125	12	1	0
200,333	332,504	10,056	3,794,127	5,748	436,836	27,582	2,458,127	284,645

$3,215,660	$2,748,337	$194,790	$1,318,061	$669,106	$12,392,194	$489,630	$4,485,269	$5,827,343

$3,289,781	$2,727,808	$200,458	$1,307,032	$669,105	$12,191,853	$482,680	$4,303,025	$5,434,617
(104,844)	(43,482)	(3,406)	3,742	(9)	(46,428)	(471)	12,721	(30,080)
(37,363)	(2,448)	(6,123)	(2,313)	10	(620,258)	375	9,185	47,525
68,086	66,459	3,861	9,600	0	867,027	7,046	160,338	375,281
$3,215,660	$2,748,337	$194,790	$1,318,061	$669,106	$12,392,194	$489,630	$4,485,269	$5,827,343

$2,920,723	$2,468,568	$180,575	$2,090,862	$394,127	$10,963,219	$438,763	$6,263,919	$5,165,405
$36,289	$256,521	$2,866	$169,905	$0	$583,640	$56,167	$168	$329,742
$1,500	$17,667	$997	$4,137	$277,734	$38,934	$601	$14,457	$57,821
$86,270	$2,184	$4,716	$0	$0	$2,977	$4	$2,409	$32,097
$0	$101,711	$0	$452,477	$0	$0	$0	$113,912	$0
$9,666	$2,345	$741	$0	$0	$0	$0	$0	$6,586

Annual Report	March 31, 2011	57

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Developing Local Markets Fund	PIMCO Diversified Income Fund	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Floating Income Fund	PIMCO Foreign Bond Fund (Unhedged)

Net Assets:
Class A	$238,451	$213,724	$499,070	$478,131	$234,820	$359,522
Class B	NA	15,557	NA	23,863	NA	NA
Class C	78,694	141,121	125,891	178,383	146,432	88,187
Class R	NA	NA	NA	NA	NA	NA
Other Classes	4,266,236	3,829,762	6,240,299	2,924,739	2,603,871	2,812,479

Shares Issued and Outstanding:
Class A	21,924	18,587	46,575	43,113	25,664	33,730
Class B	NA	1,353	NA	2,152	NA	NA
Class C	7,235	12,273	11,749	16,085	16,004	8,274
Class R	NA	NA	NA	NA	NA	NA

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$10.88	$11.50	$10.72	$11.09	$9.15	$10.66
Class B	NA	11.50	NA	11.09	NA	NA
Class C	10.88	11.50	10.72	11.09	9.15	10.66
Class R	NA	NA	NA	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

58	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage Strategy Bond Fund	PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PIMCO GNMA Fund	PIMCO Government Money Market Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Investment Grade Corporate Bond Fund

$325,839	$86,630	$37,193	$474,744	$2,568	$1,275,670	$920	$357,176	$727,685
3,823	NA	1,317	16,908	NA	71,368	NA	NA	NA
50,739	21,761	18,221	225,520	1,444	600,135	2,740	184,154	438,435
16,130	2,860	NA	NA	NA	50,139	NA	754	NA
2,819,129	2,637,086	138,059	600,889	665,094	10,394,882	485,970	3,943,185	4,661,223

31,406	7,683	3,802	41,559	2,568	134,975	87	31,566	68,848
368	NA	135	1,480	NA	7,551	NA	NA	NA
4,890	1,930	1,863	19,742	1,444	63,499	260	16,275	41,482
1,555	254	NA	NA	NA	5,305	NA	67	NA

$10.38	$11.28	$9.78	$11.42	$1.00	$9.45	$10.55	$11.32	$10.57
10.38	NA	9.78	11.42	NA	9.45	NA	NA	NA
10.38	11.28	9.78	11.42	1.00	9.45	10.55	11.32	10.57
10.38	11.28	NA	NA	NA	9.45	NA	11.32	NA

Annual Report	March 31, 2011	59

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Long-Term U.S. Government Fund	PIMCO Low Duration Fund	PIMCO Money Market Fund	PIMCO Mortgage-Backed Securities Fund

Assets:
Investments, at value	$953,563	$16,766,758	$205,170	$698,522
Investments in Affiliates, at value	12,359	5,523,213	0	19,528
Repurchase agreements, at value	4,830	73,220	408,008	1,124
Cash	0	1,773	1	44
Deposits with counterparty	0	9	0	0
Foreign currency, at value	0	380	0	0
Receivable for investments sold	2,865	1,130,308	0	299,393
Receivable for cross-currency swap exchanges	0	0	0	0
Receivable for Fund shares sold	1,362	74,313	823	1,391
Interest and dividends receivable	6,817	95,550	1,029	1,565
Dividends receivable from Affiliates	3	1,475	0	5
Variation margin receivable	298	4,428	0	0
Swap premiums paid	0	56,551	0	2,535
Unrealized appreciation on foreign currency contracts	0	61,882	0	0
Unrealized appreciation on swap agreements	772	66,424	0	3,352
Other assets	0	0	0	0
	982,869	23,856,284	615,031	1,027,459

Liabilities:
Payable for reverse repurchase agreements	$13,301	$0	$0	$0
Payable for investments purchased	9,546	2,181,481	0	448,335
Payable for investments in Affiliates purchased	3	1,475	0	5
Payable for investments purchased on a delayed-delivery basis	132,936	0	0	0
Payable for short sales	0	2,573	0	50,336
Deposits from counterparty	2,008	95,913	0	6,830
Payable for cross-currency swap exchanges	0	0	0	0
Payable for Fund shares redeemed	880	58,030	1,769	1,181
Dividends payable	247	5,826	2	148
Written options outstanding	492	73,398	0	0
Accrued related party fees	496	10,823	70	344
Swap premium received	0	11,851	0	0
Unrealized depreciation on foreign currency contracts	0	35,745	0	0
Unrealized depreciation on swap agreements	0	5,138	0	599
Other liabilities	382	3	0	0
	160,291	2,482,256	1,841	507,778

Net Assets	$822,578	$21,374,028	$613,190	$519,681

Net Assets Consist of:
Paid in capital	$880,777	$21,097,599	$613,187	$519,042
Undistributed (overdistributed) net investment income	455	924	3	1,579
Accumulated undistributed net realized gain (loss)	(49,151)	(132,357)	0	(3,349)
Net unrealized appreciation (depreciation)	(9,503)	407,862	0	2,409
	$822,578	$21,374,028	$613,190	$519,681

Cost of Investments	$963,598	$16,427,295	$205,170	$698,837
Cost of Investments in Affiliates	$12,359	$5,522,967	$0	$19,528
Cost of Repurchase Agreements	$4,830	$73,220	$408,008	$1,124
Cost of Foreign Currency Held	$0	$386	$0	$0
Proceeds Received on Short Sales	$0	$2,573	$0	$50,306
Premiums Received on Written Options	$569	$59,266	$0	$0

60	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

PIMCO Real IncomeTM 2019 Fund	PIMCO Real IncomeTM 2029 Fund	PIMCO Short-Term Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Bond Fund	PIMCO Unconstrained Tax Managed Bond fund

$17,034	$6,782	$13,046,802	$36,301	$18,014,056	$290,411
0	0	772,736	0	1,524,238	0
119	0	115,525	2,957	105,865	31,801
0	37	2,104	1	332	1
0	0	0	0	15	593
0	0	4,698	0	114,001	1,695
0	0	138,113	0	11,862,688	1,565
0	0	92,778	0	26,750	0
31	2	56,741	141	63,660	890
64	33	52,678	370	107,308	2,399
0	0	167	0	494	0
0	0	0	0	5,854	85
0	0	4,028	55	114,321	1,624
0	0	19,022	0	57,842	824
0	0	5,840	711	149,853	1,904
0	0	1	0	0	0
17,248	6,854	14,311,233	40,536	32,147,277	333,792

$0	$0	$938,362	$0	$0	$0
0	0	1,224,490	525	7,710,198	15,672
0	0	167	0	494	0
0	0	465,062	0	0	0
0	0	0	0	7,901,373	1,405
0	0	12,480	0	211,407	1,700
0	0	91,935	0	26,718	0
48	6	28,169	157	19,543	1,013
48	3	800	1	3,385	85
0	0	182	0	52,996	1,027
11	3	5,634	17	14,579	250
0	0	914	349	64,002	1,041
0	0	30,974	0	64,133	1,018
0	0	4,714	0	106,133	1,206
0	0	0	0	0	0
107	12	2,803,883	1,049	16,174,961	24,417

$17,141	$6,842	$11,507,350	$39,487	$15,972,316	$309,375

$16,748	$6,633	$11,452,128	$39,018	$15,725,316	$306,704
(49)	(3)	6,816	0	(16,071)	421
(2)	(1)	21,513	(27)	(146,717)	(1,150)
444	213	26,893	496	409,788	3,400
$17,141	$6,842	$11,507,350	$39,487	$15,972,316	$309,375

$16,590	$6,569	$13,009,456	$36,516	$17,640,845	$287,126
$0	$0	$772,716	$0	$1,524,072	$0
$119	$0	$115,525	$2,957	$105,865	$31,801
$0	$0	$4,609	$0	$110,105	$1,659
$0	$0	$0	$0	$7,899,967	$1,398
$0	$0	$192	$0	$49,827	$909

Annual Report	March 31, 2011	61

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Long-Term U.S. Government Fund	PIMCO Low Duration Fund	PIMCO Money Market Fund	PIMCO Mortgage-Backed Securities Fund

Net Assets:
Class A	$192,776	$3,439,969	$186,888	$97,366
Class B	7,584	31,539	11,929	3,229
Class C	48,209	1,014,588	95,215	29,681
Class R	NA	96,283	NA	NA
Other Classes	574,009	16,791,649	319,158	389,405

Shares Issued and Outstanding:
Class A	18,545	329,580	186,895	9,165
Class B	730	3,022	11,929	304
Class C	4,638	97,207	95,218	2,794
Class R	NA	9,225	NA	NA

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$10.39	$10.44	$1.00	$10.62
Class B	10.39	10.44	1.00	10.62
Class C	10.39	10.44	1.00	10.62
Class R	NA	10.44	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

62	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

PIMCO Real IncomeTM 2019 Fund	PIMCO Real IncomeTM 2029 Fund	PIMCO Short-Term Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Bond Fund	PIMCO Unconstrained Tax Managed Bond fund

$6,245	$662	$1,322,742	$2,451	$2,666,336	$84,494
NA	NA	2,698	NA	NA	NA
2,773	85	279,411	605	1,257,972	26,906
NA	NA	9,462	NA	37,398	NA
8,123	6,095	9,893,037	36,431	12,010,610	197,975

673	65	133,697	236	238,682	8,069
NA	NA	273	NA	NA	NA
300	8	28,242	58	112,610	2,570
NA	NA	956	NA	3,348	NA

$9.28	$10.13	$9.89	$10.38	$11.17	$10.47
NA	NA	9.89	NA	NA	NA
9.25	10.09	9.89	10.38	11.17	10.47
NA	NA	9.89	NA	11.17	NA

Annual Report	March 31, 2011	63

Statements of Operations

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO Developing Local Markets Fund	PIMCO Diversified Income Fund	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Floating Income Fund	PIMCO Foreign Bond Fund (Unhedged)

Investment Income:
Interest, net of foreign taxes*	$96,652	$197,267	$301,041	$184,426	$73,352	$84,247
Dividends	2,461	0	0	0	0	62
Dividends from Affiliate investments	0	243	1,917	261	463	313
Miscellaneous income	0	4	0	0	0	11
Total Income	99,113	197,514	302,958	184,687	73,815	84,633

Expenses:
Investment advisory fees	15,829	14,655	23,255	14,885	4,761	6,854
Supervisory and administrative fees	15,825	10,468	27,746	15,134	4,561	9,147
Distribution fees - Class B	0	150	0	238	0	0
Distribution fees - Class C	615	877	557	1,208	256	624
Distribution fees - Class R	0	0	0	0	0	0
Servicing fees - Class A	549	415	795	1,089	390	773
Servicing fees - Class B	0	50	0	79	0	0
Servicing fees - Class C	205	292	186	403	213	208
Servicing fees - Class R	0	0	0	0	0	0
Distribution and/or servicing fees - Other Classes	30	20	657	53	0	45
Trustees’ fees	12	13	16	13	5	11
Organization expense	0	0	0	0	0	0
Interest expense	192	120	181	90	49	86
Tax expense	0	0	127	0	0	0
Miscellaneous expense	23	23	25	27	6	17
Total Expenses	33,280	27,083	53,545	33,219	10,241	17,765
Waiver and/or Reimbursement by PIMCO	0	0	0	0	0	0
Net Expenses	33,280	27,083	53,545	33,219	10,241	17,765

Net Investment Income	65,833	170,431	249,413	151,468	63,574	66,868

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	23,838	34,177	(4,258)	68,256	1,413	1,498
Net realized gain on Affiliate investments	505	99	252	94	90	8
Net realized gain (loss) on futures contracts, written options and swaps	(2,397)	57,225	22,087	41,267	7,639	22,938
Net realized gain (loss) on foreign currency transactions	149,239	(3,809)	34,712	(1,523)	(8,710)	93,185
Net change in unrealized appreciation (depreciation) on investments	47,547	86,109	249,090	33,802	42,380	120,167
Net change in unrealized appreciation on Affiliate investments	121	1	12	0	25	0
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(435)	(11,811)	(9,033)	(5,618)	11,017	(14,620)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	40,598	(7,015)	23,922	(9,401)	(3,369)	17,647
Net Gain	259,016	154,976	316,784	126,877	50,485	240,823

Net Increase in Net Assets Resulting from Operations	$324,849	$325,407	$566,197	$278,345	$114,059	$307,691

*Foreign tax withholdings	$100	$343	$8,264	$0	$118	$0

64	PIMCO Funds	Bond Funds	See Accompanying Notes

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage Strategy Bond Fund	PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PIMCO GNMA Fund	PIMCO Government Money Market Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Investment Grade Corporate Bond Fund

$99,877	$69,832	$7,927	$39,951	$242	$765,450	$6,992	$179,970	$319,883
61	0	13	0	0	5,964	10	517	1,492
455	791	29	790	0	1,631	57	116	406
3	0	0	0	0	0	0	2	11
100,396	70,623	7,969	40,741	242	773,045	7,059	180,605	321,792

7,583	8,556	611	3,740	134	24,611	324	5,918	14,699
9,625	6,924	820	5,700	71	34,308	337	5,935	17,986
50	0	18	198	0	760	0	0	0
417	163	139	1,990	0	4,077	8	691	3,193
35	4	0	0	0	100	0	1	0
746	213	85	1,291	1	2,834	1	380	1,808
17	0	6	66	0	253	0	0	0
139	55	46	663	1	1,359	3	230	1,064
35	4	0	0	0	100	0	1	0
54	0	1	0	0	2,272	0	1	111
12	7	1	7	0	36	0	3	26
0	0	0	0	0	0	42	0	0
68	50	7	132	1	71	0	2,508	114
0	0	0	0	0	0	0	0	0
20	86	2	12	6	63	0	61	44
18,801	16,062	1,736	13,799	214	70,844	715	15,729	39,045
0	0	0	0	(21)	0	(91)	(1,184)	0
18,801	16,062	1,736	13,799	193	70,844	624	14,545	39,045

81,595	54,561	6,233	26,942	49	702,201	6,435	166,060	282,747

66,734	37,335	59	54,732	12	87,500	156	33,702	333,665
55	128	7	139	0	328	10	18	64
35,798	5,998	5,515	(1,048)	0	67,586	690	19,808	79,857
(103,513)	20,074	(5,726)	0	0	(58,563)	(344)	(14,126)	8,612
104,884	48,416	10,389	(3,621)	0	399,458	9,210	148,709	(142,206)
0	9	0	0	0	57	0	0	39
(15,128)	(5,427)	(1,573)	(2,590)	0	(11,498)	146	6,416	(19,891)
(27,434)	10,963	(486)	0	0	(33,283)	(2,310)	(14,633)	(8,987)
61,396	117,496	8,185	47,612	12	451,585	7,558	179,894	251,153

$142,991	$172,057	$14,418	$74,554	$61	$1,153,786	$13,993	$345,954	$533,900

$19	$1	$6	$0	$0	$124	$12	$0	$0

Annual Report	March 31, 2011	65

Statements of Operations (Cont.)

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO Long-Term U.S. Government Fund	PIMCO Low Duration Fund	PIMCO Money Market Fund	PIMCO Mortgage-Backed Securities Fund

Investment Income:
Interest, net of foreign taxes*	$44,427	$488,113	$1,638	$20,593
Dividends	0	6,919	0	0
Dividends from Affiliate investments	77	14,572	0	255
Miscellaneous income	0	5	0	0
Total Income	44,504	509,609	1,638	20,848

Expenses:
Investment advisory fees	2,362	51,805	745	1,553
Supervisory and administrative fees	3,060	55,219	1,639	2,299
Distribution fees - Class B	94	406	161	48
Distribution fees - Class C	392	2,876	0	313
Distribution fees - Class R	0	178	0	0
Servicing fees - Class A	528	8,355	170	294
Servicing fees - Class B	31	135	54	16
Servicing fees - Class C	131	2,397	74	104
Servicing fees - Class R	0	178	0	0
Distribution and/or servicing fees - Other Classes	295	2,561	86	187
Trustees’ fees	5	81	3	3
Organization expense	0	0	0	0
Interest expense	127	116	9	21
Reimbursement to Manager	0	0	30	0
Miscellaneous expense	13	144	4	4
Total Expenses	7,038	124,451	2,975	4,842
Waiver and/or Reimbursement by PIMCO	0	0	(1,616)	0
Net Expenses	7,038	124,451	1,359	4,842

Net Investment Income	37,466	385,158	279	16,006

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	37,797	159,885	125	16,794
Net realized gain on Affiliate investments	7	943	0	65
Net realized gain (loss) on futures contracts, written options and swaps	18,810	147,073	0	890
Net realized (loss) on foreign currency transactions	0	(85,951)	0	0
Net change in unrealized appreciation (depreciation) on investments	40,631	245,839	0	3,853
Net change in unrealized appreciation on Affiliate investments	0	529	0	0
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(12,084)	(73,290)	0	(2,777)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	18,137	0	0
Net Gain	85,161	413,165	125	18,825

Net Increase in Net Assets Resulting from Operations	$122,627	$798,323	$404	$34,831

*Foreign tax withholdings	$0	$3	$0	$0

66	PIMCO Funds	Bond Funds	See Accompanying Notes

PIMCO Real IncomeTM 2019 Fund	PIMCO Real IncomeTM 2029 Fund	PIMCO Short-Term Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Bond Fund	PIMCO Unconstrained Tax Managed Bond Fund

$239	$151	$167,748	$602	$429,391	$5,765
0	0	638	0	2,561	66
0	0	2,956	0	3,951	0
0	0	0	0	30	0
239	151	171,342	602	435,933	5,831

22	11	28,854	64	69,114	885
34	14	26,665	59	43,868	859
0	0	25	0	0	0
12	1	892	3	6,597	144
0	0	23	0	45	0
10	1	3,592	2	4,924	139
0	0	8	0	0	0
6	0	743	1	2,199	48
0	0	23	0	45	0
0	0	6,308	0	0	0
0	0	46	0	37	1
9	0	0	0	0	0
0	0	57	0	9,464	193
0	0	0	0	0	0
0	0	88	1	58	11
93	27	67,324	130	136,351	2,280
(9)	0	(4)	0	0	(1)
84	27	67,320	130	136,351	2,279

155	124	104,022	472	299,582	3,552

105	99	101,360	83	(98,003)	(2,004)
0	0	414	0	105	0
0	0	6,873	(22)	(23,853)	572
0	0	(46,478)	0	(71,973)	(282)
443	228	52,219	(245)	234,495	1,987
0	0	33	0	181	0

0	0	(10,404)	784	26,897	70

0	0	(13,644)	0	(10,225)	(171)
548	327	90,373	600	57,624	172

$703	$451	$194,395	$1,072	$357,206	$3,724

$0	$0	$0	$0	$0	$0

Annual Report	March 31, 2011	67

Statements of Changes in Net Assets

	PIMCO Developing Local Markets Fund		PIMCO Diversified Income Fund		PIMCO Emerging Local Bond Fund		PIMCO Emerging Markets Bond Fund

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$65,833	$44,891	$170,431	$134,319	$249,413	$87,146	$151,468	$138,283
Net realized gain (loss)	170,680	(144,238)	87,593	29,064	52,541	(360)	108,000	(38,281)
Net realized gain on Affiliate investments	505	98	99	13	252	119	94	80
Net change in unrealized appreciation	87,710	571,199	67,283	582,601	263,979	418,138	18,783	585,391
Net change in unrealized appreciation (depreciation) on Affiliate investments	121	(23)	1	(4)	12	(27)	0	(12)
Net increase resulting from operations	324,849	471,927	325,407	745,993	566,197	505,016	278,345	685,461

Distributions to Shareholders:
From net investment income
Class A	(3,437)	(2,121)	(9,062)	(5,745)	(24,469)	(3,430)	(20,426)	(2,113)
Class B	0	0	(940)	(1,343)	0	0	(1,240)	(57)
Class C	(670)	(327)	(5,507)	(4,053)	(5,239)	(705)	(6,356)	(13)
Class R	0	0	0	0	0	0	0	0
Other Classes	(62,122)	(25,601)	(173,002)	(141,208)	(368,469)	(93,315)	(135,297)	(26,259)
From net realized capital gains
Class A	0	0	(22)	0	0	0	0	0
Class B	0	0	(2)	0	0	0	0	0
Class C	0	0	(15)	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	(384)	0	0	0	0	0
Tax basis return of capital
Class A	0	(1,569)	0	0	0	0	0	(12,731)
Class B	0	0	0	0	0	0	0	(2,021)
Class C	0	(698)	0	0	0	0	0	(4,894)
Class R	0	0	0	0	0	0	0	0
Other Classes	0	(14,646)	0	0	0	0	0	(102,630)

Total Distributions	(66,229)	(44,962)	(188,934)	(152,349)	(398,177)	(97,450)	(163,319)	(150,718)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	1,527,379	431,471	1,331,014	207,239	3,738,953	1,016,338	660,638	34,963

Fund Redemption Fee	0	7	0	31	0	1	0	3

Total Increase (Decrease) in Net Assets	1,785,999	858,443	1,467,487	800,914	3,906,973	1,423,905	775,664	569,709

Net Assets:
Beginning of year	2,797,382	1,938,939	2,732,677	1,931,763	2,958,287	1,534,382	2,829,452	2,259,743
End of year*	$4,583,381	$2,797,382	$4,200,164	$2,732,677	$6,865,260	$2,958,287	$3,605,116	$2,829,452

*Including undistributed (overdistributed) net investment income of:	$(5,779)	$(58,972)	$(21,139)	$(27,491)	$(154,956)	$(63,544)	$(7,091)	$(19,342)

**	See note 11 in the Notes to Financial Statements.

68	PIMCO Funds	Bond Funds	See Accompanying Notes

PIMCO Floating Income Fund		PIMCO Foreign Bond Fund (Unhedged)		PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)		PIMCO Global Advantage Strategy Bond Fund		PIMCO Global Bond (U.S. Dollar-Hedged)

Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

$63,574	$30,932	$66,868	$81,375	$81,595	$107,782	$54,561	$14,747	$6,233	$6,929
342	30,948	117,621	75,417	(981)	(47,828)	63,407	1,007	(152)	(433)
90	39	8	69	55	64	128	7	7	6
50,028	145,784	123,194	304,998	62,322	436,035	53,952	12,438	8,330	22,561
25	(5)	0	0	0	(2)	9	(1)	0	0
114,059	207,698	307,691	461,859	142,991	496,051	172,057	28,198	14,418	29,063

(5,631)	(4,074)	(19,333)	(6,869)	(4,122)	(7,002)	(1,949)	(812)	(712)	(603)
0	0	0	0	(39)	(319)	0	0	(31)	(98)
(2,840)	(2,197)	(4,509)	(1,588)	(346)	(1,230)	(335)	(110)	(247)	(334)
0	0	0	0	(159)	(257)	(37)	(1)	0	0
(54,832)	(29,366)	(161,953)	(60,665)	(47,335)	(83,808)	(54,790)	(14,045)	(4,603)	(5,055)

0	0	0	0	(6,218)	(7,662)	(3,792)	(895)	(773)	(681)
0	0	0	0	(107)	(412)	0	0	(42)	(130)
0	0	0	0	(1,118)	(1,740)	(942)	(199)	(408)	(489)
0	0	0	0	(292)	(318)	(91)	0	0	0
0	0	0	0	(53,078)	(77,878)	(91,091)	(10,696)	(4,432)	(4,907)

0	0	0	0	(2,190)	0	0	0	0	0
0	0	0	0	(48)	0	0	0	0	0
0	0	0	0	(408)	0	0	0	0	0
0	0	0	0	(102)	0	0	0	0	0
0	0	0	0	(19,502)	0	0	0	0	0

(63,303)	(35,637)	(185,795)	(69,122)	(135,064)	(180,626)	(153,027)	(26,758)	(11,248)	(12,297)

2,337,841	(298,028)	702,513	135,622	605,232	(396,547)	965,944	1,754,670	(47,768)	54,401

0	0	0	16	0	8	0	0	0	14

2,388,597	(125,967)	824,409	528,375	613,159	(81,114)	984,974	1,756,110	(44,598)	71,181

596,526	722,493	2,435,779	1,907,404	2,602,501	2,683,615	1,763,363	7,253	239,388	168,207
$2,985,123	$596,526	$3,260,188	$2,435,779	$3,215,660	$2,602,501	$2,748,337	$1,763,363	$194,790	$239,388

$(2,897)	$2,668	$(27,769)	$(13,496)	$(104,844)	$(67,501)	$(43,482)	$(11,223)	$(3,406)	$49

Annual Report	March 31, 2011	69

Statements of Changes in Net Assets (Cont.)

	PIMCO GNMA Fund		PIMCO Government Money Market Fund		PIMCO High Yield Fund		PIMCO High Yield Spectrum Fund

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Period from September 15, 2010 to March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$26,942	$32,900	$49	$56	$702,201	$632,974	$6,435
Net realized gain	53,684	56,852	12	56	96,523	58,910	502
Net realized gain on Affiliate investments	139	65	0	0	328	224	10
Net change in unrealized appreciation (depreciation)	(6,211)	14,413	0	0	354,677	2,242,339	7,046
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	0	0	57	(56)	0
Net increase resulting from operations	74,554	104,230	61	112	1,153,786	2,934,391	13,993

Distributions to Shareholders:
From net investment income
Class A	(9,667)	(11,726)	0	0	(81,123)	(71,706)	(18)
Class B	(284)	(911)	0	0	(6,536)	(12,304)	0
Class C	(2,957)	(4,512)	0	0	(34,840)	(33,909)	(59)
Class R	0	0	0	0	(2,770)	(1,953)	0
Other Classes	(14,842)	(20,912)	(60)	(112)	(596,997)	(521,172)	(6,837)
From net realized capital gains
Class A	(27,873)	(10,570)	0	0	0	0	0
Class B	(1,137)	(1,056)	0	0	0	0	0
Class C	(14,456)	(6,107)	0	0	0	0	(3)
Class R	0	0	0	0	0	0	0
Other Classes	(36,067)	(19,270)	0	0	0	0	(127)

Total Distributions	(107,283)	(75,064)	(60)	(112)	(722,266)	(641,044)	(7,044)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	5,238	273,046	560,505	55,439	3,569,877	(287,918)	482,681

Fund Redemption Fee	0	0	0	0	0	65	0

Total Increase (Decrease) in Net Assets	(27,491)	302,212	560,506	55,439	4,001,397	2,005,494	489,630

Net Assets:
Beginning of year	1,345,552	1,043,340	108,600	53,161	8,390,797	6,385,303	0
End of year*	$1,318,061	$1,345,552	$669,106	$108,600	$12,392,194	$8,390,797	$489,630

*Including undistributed (overdistributed) net investment income of:	$3,742	$4,970	$(9)	$(4)	$(46,428)	$(25,245)	$(471)

**	See note 11 in the Notes to Financial Statements.

70	PIMCO Funds	Bond Funds	See Accompanying Notes

PIMCO Income Fund		PIMCO Investment Grade Corporate Bond Fund		PIMCO Long-Term U.S. Government Fund		PIMCO Low Duration Fund		PIMCO Money Market Fund		PIMCO Mortgage-Backed Securities Fund

Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

$166,060	$26,901	$282,747	$335,593	$37,466	$53,652	$385,158	$346,258	$279	$262	$16,006	$41,636
39,384	4,495	422,134	412,982	56,607	27,689	221,007	275,543	125	212	17,684	21,759
18	5	64	280	7	13	943	40	0	0	65	9
140,492	62,588	(171,084)	632,916	28,547	(50,507)	190,686	1,178,570	0	0	1,076	55,438
0	0	39	(67)	0	0	529	(331)	0	0	0	0
345,954	93,989	533,900	1,381,704	122,627	30,847	798,323	1,800,080	404	474	34,831	118,842

(9,239)	(1,574)	(35,809)	(29,385)	(7,659)	(7,909)	(62,397)	(53,161)	(113)	(129)	(3,148)	(4,371)
0	0	0	0	(365)	(729)	(543)	(1,927)	(12)	(45)	(122)	(369)
(4,954)	(1,115)	(17,867)	(12,616)	(1,501)	(1,673)	(15,100)	(11,153)	(50)	(78)	(803)	(1,656)
(12)	(2)	0	0	0	0	(1,204)	(679)	0	0	0	0
(137,376)	(26,083)	(252,066)	(317,451)	(31,202)	(47,521)	(359,640)	(314,626)	(224)	(223)	(13,329)	(32,272)

(1,572)	0	(73,750)	(16,541)	(17,791)	(9,341)	(62,795)	(2,128)	0	0	(4,265)	(3,723)
0	0	0	0	(854)	(897)	(756)	(77)	0	0	(176)	(411)
(894)	0	(44,026)	(9,375)	(4,501)	(2,201)	(18,048)	(575)	0	0	(1,411)	(2,148)
(2)	0	0	0	0	0	(1,416)	(35)	0	0	0	0
(21,935)	0	(448,785)	(171,304)	(55,472)	(57,389)	(305,047)	(10,533)	0	0	(16,121)	(24,410)

(175,984)	(28,774)	(872,303)	(556,672)	(119,345)	(127,660)	(826,946)	(394,894)	(399)	(475)	(39,375)	(69,360)

3,800,220	143,338	7,388	1,519,904	(697,555)	647,416	2,610,259	7,385,836	154,435	(194,586)	(126,787)	(372,532)

0	1	0	16	0	9	0	0	0	0	0	1

3,970,190	208,554	(331,015)	2,344,952	(694,273)	550,612	2,581,636	8,791,022	154,440	(194,587)	(131,331)	(323,049)

515,079	306,525	6,158,358	3,813,406	1,516,851	966,239	18,792,392	10,001,370	458,750	653,337	651,012	974,061
$4,485,269	$515,079	$5,827,343	$6,158,358	$822,578	$1,516,851	$21,374,028	$18,792,392	$613,190	$458,750	$519,681	$651,012

$12,721	$2,716	$(30,080)	$42,812	$455	$(882)	$924	$(20,057)	$3	$(1)	$1,579	$5,445

Annual Report	March 31, 2011	71

Statements of Changes in Net Assets (Cont.)

	PIMCO Real Income™ 2019 Fund		PIMCO Real Income™ 2029 Fund		PIMCO Short-Term Fund

(Amounts in thousands)	Year Ended March 31, 2011	Period from October 30, 2009 to March 31, 2010	Year Ended March 31, 2011	Period from October 30, 2009 to March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$155	$20	$124	$26	$104,022	$119,385
Net realized gain (loss)	105	20	99	14	61,755	57,148
Net realized gain on Affiliate investments	0	0	0	0	414	227
Net change in unrealized appreciation (depreciation)	443	1	228	(15)	28,171	265,988
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	0	0	33	(50)
Net increase resulting from operations	703	41	451	25	194,395	442,698

Distributions to Shareholders:
From net investment income
Class A	(97)	(9)	(15)	(1)	(9,584)	(11,906)
Class B	0	0	0	0	(1)	(63)
Class C	(52)	(2)	(5)	0	(1,101)	(2,087)
Class R	0	0	0	0	(39)	(43)
Other Classes	(152)	(39)	(203)	(44)	(91,985)	(100,862)
From net realized capital gains
Class A	0	0	0	0	(7,360)	(3,616)
Class B	0	0	0	0	(14)	(20)
Class C	0	0	0	0	(1,550)	(679)
Class R	0	0	0	0	(51)	(12)
Other Classes	0	0	0	0	(52,693)	(20,573)
Tax basis return of capital
Class A	(315)	(30)	(8)	(1)	0	0
Class B	0	0	0	0	0	0
Class C	(195)	(5)	(2)	0	0	0
Class R	0	0	0	0	0	0
Other Classes	(456)	(101)	(91)	(35)	0	0

Total Distributions	(1,267)	(186)	(324)	(81)	(164,378)	(139,861)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	11,059	6,791	2,556	4,215	352,754	6,529,098

Fund Redemption Fee	0	0	0	0	0	0

Total Increase in Net Assets	10,495	6,646	2,683	4,159	382,771	6,831,935

Net Assets:
Beginning of year	6,646	0	4,159	0	11,124,579	4,292,644
End of year*	$17,141	$6,646	$6,842	$4,159	$11,507,350	$11,124,579

*Including undistributed (overdistributed) net investment income of:	$(49)	$(8)	$(3)	$0	$6,816	$15,624

**	See note 11 in the Notes to Financial Statements.

72	PIMCO Funds	Bond Funds	See Accompanying Notes

PIMCO Tax Managed Real Return Fund		PIMCO Unconstrained Bond Fund		PIMCO Unconstrained Tax Managed Bond Fund

Year Ended March 31, 2011	Period from October 30, 2009 to March 31, 2010	Year Ended March 31, 2011	Period from June 30, 2008 to March 31, 2010	Year Ended March 31, 2011	Period from January 30, 2009 to March 31, 2010

$472	$50	$299,582	$88,748	$3,552	$990
61	56	(193,829)	61,945	(1,714)	424
0	0	105	265	0	0
539	(43)	251,167	150,499	1,886	1,536
0	0	181	(51)	0	0
1,072	63	357,206	301,406	3,724	2,950

(15)	0	(37,540)	(14,866)	(539)	(168)
0	0	0	0	0	0
(5)	0	(10,108)	(3,844)	(44)	(26)
0	0	(294)	(255)	0	0
(452)	(50)	(194,660)	(59,694)	(1,977)	(795)

(5)	0	(4,903)	(15,031)	(45)	(46)
0	0	0	0	0	0
(2)	0	(2,198)	(6,174)	(14)	(16)
0	0	(35)	(252)	0	0
(136)	0	(22,968)	(52,636)	(96)	(215)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

(615)	(50)	(272,706)	(152,752)	(2,715)	(1,266)

25,824	13,193	10,425,761	4,351,296	170,380	128,530

0	0	0	9	0	0

26,281	13,206	10,510,261	4,499,959	171,389	130,214

13,206	0	5,462,055	962,096	137,986	7,772
$39,487	$13,206	$15,972,316	$5,462,055	$309,375	$137,986

$0	$1	$(16,071)	$7,687	$421	$53

Annual Report	March 31, 2011	73

Statement of Cash Flows

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO Income Fund

Cash flows used for operating activities:

Net increase in net assets resulting from operations	$345,954

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(12,057,328)
Proceeds from sales of long-term securities	6,444,397
Proceeds from sales of short-term portfolio investments, net	(10,602)
Decrease in payable to counterparty, net	(2,136)
Increase in receivable for investments sold	(421,029)
Increase in interest and dividends receivable	(34,997)
Decrease in swap premiums received (paid)	(1,565)
Increase in other assets	(7)
Increase in payable for investments purchased	486,733
Increase in related party fees	1,692
Decrease in recoupment payable to manager	(18)
Unrealized (depreciation) on foreign currency contracts	(13,968)
Proceeds from short sale transactions	113,912
Change in unrealized appreciation on investments, futures contracts, written options, and swaps	(140,492)
Net realized gain on investments and written options	(20,190)
Net amortization on long term investments	(9,819)
Net cash used for operating activities	(5,319,463)

Cash flows received from financing activities:
Proceeds from shares sold	4,276,827
Payment on shares redeemed	(650,993)
Cash dividend paid*	(12,870)
Net borrowing of reverse repurchase agreements	1,695,641
Increase in overdraft due to custodian	11,326
Net cash received from financing activities	5,319,931

Net Increase in Cash and Foreign Currency	468

Cash and Foreign Currency:
Beginning of year	1,960
End of year	$2,428

* Reinvestment of dividends	$162,214

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$2,508

74	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Developing Local Markets Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.8%

CORPORATE BONDS & NOTES 0.8%

Westpac Banking Corp.
0.500% due 12/14/2012		$38,000	$38,028

Total Australia (Cost $38,000)			38,028

BARBADOS 0.2%

CORPORATE BONDS & NOTES 0.2%

Columbus International, Inc.
11.500% due 11/20/2014		$6,500	7,524

Total Barbados (Cost $7,009)			7,524

BRAZIL 5.4%

CORPORATE BONDS & NOTES 1.2%

Banco do Brasil S.A.
3.007% due 07/02/2014		$5,000	5,048
4.500% due 01/22/2015		7,600	7,953

Banco Santander Brasil S.A.
2.409% due 03/18/2014		35,000	35,125

Banco Votorantim Ltd.
3.308% due 03/28/2014		7,900	7,890

			56,016

SOVEREIGN ISSUES 4.2%

Brazil Government International Bond
11.000% due 08/17/2040		2,000	2,697

Brazil Notas do Tesouro Nacional Series B
6.000% due 05/15/2017	BRL	1,900	2,340

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		63,779	38,462
10.000% due 01/01/2013		11,200	6,578
10.000% due 01/01/2017		259,643	141,053

			191,130

Total Brazil (Cost $234,157)			247,146

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%

Canadian Natural Resources Ltd.
5.450% due 10/01/2012		$900	953

Devon Financing Corp. ULC
6.875% due 09/30/2011		4,500	4,638

TELUS Corp.
8.000% due 06/01/2011		1,209	1,224

Total Canada (Cost $6,793)			6,815

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

Atrium CDO Corp.
0.734% due 06/27/2015		$1,008	968

Hyundai Capital Auto Funding Ltd.
1.254% due 09/20/2016		4,500	4,469

Total Cayman Islands (Cost $5,402)			5,437

CHILE 0.0%

CORPORATE BONDS & NOTES 0.0%

Codelco, Inc.
4.750% due 10/15/2014		$1,000	1,068
6.375% due 11/30/2012		500	539

Total Chile (Cost $1,610)			1,607

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.1%

SOVEREIGN ISSUES 0.1%

Export-Import Bank of China
4.875% due 07/21/2015		$1,699	$1,829
5.250% due 07/29/2014		1,512	1,637

Total China (Cost $3,398)			3,466

COLOMBIA 1.7%

SOVEREIGN ISSUES 1.7%

Bogota Distrito Capital
9.750% due 07/26/2028	COP	660,000	410

Colombia Government International Bond
2.117% due 11/16/2015		$13,760	14,242
3.859% due 03/18/2013		4,900	5,010
8.250% due 12/22/2014		10,570	12,631
10.000% due 01/23/2012		9,760	10,492
10.750% due 01/15/2013		7,917	9,203
12.000% due 10/22/2015	COP	40,126,000	27,457

Total Colombia (Cost $78,308)			79,445

EGYPT 0.5%

BANK LOAN OBLIGATIONS 0.2%

Petroleum Export Ltd.
3.309% due 12/07/2012		$6,466	6,450

CORPORATE BONDS & NOTES 0.3%

Petroleum Export Ltd.
5.265% due 06/15/2011		6,737	6,731

Petroleum Export II Ltd.
6.340% due 06/20/2011		8,671	8,648

			15,379

SOVEREIGN ISSUES 0.0%

Egypt Government International Bond
8.750% due 07/11/2011		40	41

Total Egypt (Cost $21,906)			21,870

EL SALVADOR 0.4%

SOVEREIGN ISSUES 0.4%

El Salvador Government International Bond
8.500% due 07/25/2011		$16,923	17,287

Total El Salvador (Cost $17,212)			17,287

FRANCE 0.9%

CORPORATE BONDS & NOTES 0.9%

Dexia Credit Local S.A.
0.553% due 01/12/2012		$43,400	43,204

Total France (Cost $43,400)			43,204

GERMANY 0.0%

CORPORATE BONDS & NOTES 0.0%

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	500	709

Total Germany (Cost $678)			709

GUATEMALA 0.2%

SOVEREIGN ISSUES 0.2%

Guatemala Government Bond
9.250% due 08/01/2013		$4,060	4,608
10.250% due 11/08/2011		3,998	4,203

Total Guatemala (Cost $8,800)			8,811

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY 0.0%

SOVEREIGN ISSUES 0.0%

Hungary Government Bond
6.000% due 10/24/2012	HUF	179,100	$952

Total Hungary (Cost $978)			952

INDIA 0.3%

CORPORATE BONDS & NOTES 0.3%

ICICI Bank Ltd.
2.062% due 02/24/2014		$5,100	5,071
5.750% due 01/12/2012		4,000	4,119
5.875% due 10/20/2011		1,000	1,022
6.625% due 10/03/2012		2,500	2,655

ICICI Bank UK PLC
0.930% due 02/27/2012		2,000	1,974

Total India (Cost $14,861)			14,841

INDONESIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Majapahit Holding BV
7.250% due 10/17/2011		$31,443	32,372

Total Indonesia (Cost $32,060)			32,372

IRELAND 0.7%

CORPORATE BONDS & NOTES 0.7%

DanFin Funding Ltd.
1.003% due 07/16/2013		$34,000	33,987

Total Ireland (Cost $34,000)			33,987

ISRAEL 0.0%

CORPORATE BONDS & NOTES 0.0%

Israel Electric Corp. Ltd.
7.950% due 05/30/2011		$300	303

Total Israel (Cost $303)			303

ITALY 0.3%

CORPORATE BONDS & NOTES 0.3%

Intesa Sanpaolo SpA
2.712% due 02/24/2014		$14,000	14,191

Total Italy (Cost $14,000)			14,191

KAZAKHSTAN 2.7%

CORPORATE BONDS & NOTES 2.7%

Intergas Finance BV
6.875% due 11/04/2011		$5,844	6,063

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011		22,550	22,719

KazMunayGas National Co.
8.375% due 07/02/2013		48,600	54,129

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		38,460	40,768

Total Kazakhstan (Cost $121,214)			123,679

LUXEMBOURG 1.1%

CORPORATE BONDS & NOTES 1.1%

Fiat Finance & Trade S.A.
9.000% due 07/30/2012	EUR	5,600	8,441

See Accompanying Notes	Annual Report	March 31, 2011	75

Schedule of Investments PIMCO Developing Local Markets Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank Via SB Capital S.A.
5.930% due 11/14/2011		$35,000	$36,247
6.480% due 05/15/2013		4,500	4,911

Total Luxembourg (Cost $48,383)			49,599

MALAYSIA 0.7%

CORPORATE BONDS & NOTES 0.6%

Petronas Capital Ltd.
7.000% due 05/22/2012		$24,525	26,052

Petronas Global Sukuk Ltd.
4.250% due 08/12/2014		1,000	1,049

			27,101

SOVEREIGN ISSUES 0.1%

Malaysia Government International Bond
7.500% due 07/15/2011		2,950	3,002

Total Malaysia (Cost $29,811)			30,103

MEXICO 6.1%

CORPORATE BONDS & NOTES 1.5%

BBVA Bancomer S.A.
6.500% due 03/10/2021		$200	198
7.250% due 04/22/2020		1,200	1,213

Pemex Project Funding Master Trust
0.910% due 12/03/2012		44,259	44,414
6.250% due 08/05/2013	EUR	1,900	2,898

Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	214,500	18,203

			66,926

SOVEREIGN ISSUES 4.6%

Mexico Government International Bond
7.500% due 06/21/2012		928,545	80,620
8.500% due 06/23/2011		1,556,000	132,100

			212,720

Total Mexico (Cost $271,641)			279,646

NETHERLANDS 0.8%

CORPORATE BONDS & NOTES 0.8%

NXP BV
3.748% due 10/15/2013	EUR	11,200	15,833

Volkswagen International Finance NV
0.917% due 04/01/2014		$22,400	22,427

Total Netherlands (Cost $37,611)			38,260

PANAMA 0.9%

SOVEREIGN ISSUES 0.9%

Panama Government International Bond
7.250% due 03/15/2015		$26,470	30,904
9.375% due 07/23/2012		9,585	10,687

Total Panama (Cost $40,839)			41,591

PERU 0.2%

SOVEREIGN ISSUES 0.2%

Peru Government International Bond
9.125% due 02/21/2012		$8,000	8,600

Total Peru (Cost $8,518)			8,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 0.7%

CORPORATE BONDS & NOTES 0.5%

National Power Corp.
4.562% due 08/23/2011		$20,491	$20,667

SOVEREIGN ISSUES 0.2%

Philippines Government International Bond
8.250% due 01/15/2014		229	266
8.875% due 03/17/2015		7,860	9,707

			9,973

Total Philippines (Cost $30,341)			30,640

POLAND 4.5%

SOVEREIGN ISSUES 4.5%

Poland Government International Bond
0.000% due 07/25/2012	PLN	49,000	16,243
0.000% due 10/25/2012		42,000	13,730
4.250% due 05/24/2011		317,500	111,855
4.750% due 04/25/2012		50,200	17,690
5.500% due 04/25/2015		31,000	10,868
5.750% due 04/25/2014		19,000	6,775
6.250% due 07/03/2012		$28,300	30,269

Total Poland (Cost $205,120)			207,430

QATAR 1.5%

CORPORATE BONDS & NOTES 1.5%

Qatar Petroleum
5.579% due 05/30/2011		$5,476	5,517

Ras Laffan Liquefied Natural Gas Co. Ltd.
8.294% due 03/15/2014		11,874	12,920

Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012		45,750	47,507
5.500% due 09/30/2014		2,750	2,955
5.832% due 09/30/2016		1,320	1,418

			70,317

SOVEREIGN ISSUES 0.0%

Qatar Government International Bond
4.000% due 01/20/2015		300	311
5.150% due 04/09/2014		200	215

			526

Total Qatar (Cost $70,038)			70,843

RUSSIA 7.9%

CORPORATE BONDS & NOTES 7.7%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.381% due 06/27/2012	EUR	3,000	4,396
5.670% due 03/05/2014		$7,130	7,631
6.103% due 06/27/2012		52,040	54,758
7.700% due 08/07/2013		2,000	2,241

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		3,103	3,380

Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		24,952	26,075

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		67,680	77,054

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		8,000	9,644

Gazprom Via Gaz Capital S.A.
7.343% due 04/11/2013		2,100	2,315
7.510% due 07/31/2013		5,000	5,569

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		2,300	2,510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.175% due 05/16/2013		$17,740	$19,319
9.000% due 06/11/2014		9,100	10,479

Sberbank Via SB Capital S.A.
6.468% due 07/02/2013		8,370	9,118

Severstal OAO Via Steel Capital S.A.
9.750% due 07/29/2013		10,000	11,309

TNK-BP Finance S.A.
6.125% due 03/20/2012		19,000	19,879
6.875% due 07/18/2011		50,550	51,599
7.500% due 03/13/2013		7,125	7,813

VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		23,300	24,813
7.500% due 10/12/2011		1,000	1,029
8.250% due 06/30/2011	EUR	3,000	4,315

			355,246

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
3.625% due 04/29/2015		$7,900	8,028

Total Russia (Cost $354,005)			363,274

SOUTH AFRICA 2.7%

SOVEREIGN ISSUES 2.7%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	1,580	2,341
6.500% due 06/02/2014		$14,697	16,497
7.375% due 04/25/2012		95,953	102,910

Total South Africa (Cost $120,235)			121,748

SOUTH KOREA 4.1%

CORPORATE BONDS & NOTES 0.5%

Industrial Bank of Korea
0.574% due 04/27/2011		$3,000	2,997

Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		4,300	4,706

Shinhan Bank
1.610% due 06/04/2011		14,000	14,005

Woori Bank
0.670% due 09/14/2011		1,500	1,487

			23,195

SOVEREIGN ISSUES 3.6%

Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	64,400	50,090
1.334% due 02/14/2013	EUR	2,600	3,530
1.360% due 03/13/2012		$16,500	16,496
5.500% due 10/17/2012		14,400	15,159
5.750% due 05/22/2013	EUR	800	1,191
5.875% due 01/14/2015		$300	329
8.125% due 01/21/2014		8,510	9,758

Korea Development Bank
0.509% due 09/12/2011		2,000	1,997
0.592% due 11/22/2012		12,600	12,362
1.246% due 04/03/2014	EUR	1,000	1,358
5.300% due 01/17/2013		$13,213	13,951
5.750% due 05/13/2012		4,800	4,991
5.750% due 09/10/2013		2,310	2,495
8.000% due 01/23/2014		4,370	4,987

Korea Government Bond
4.250% due 06/01/2013		5,000	5,226

Korea National Housing Corp.
0.562% due 11/22/2011		19,000	18,924

			162,844

Total South Korea (Cost $185,160)			186,039

76	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THAILAND 0.1%

SOVEREIGN ISSUES 0.1%

Thailand Government Bond
3.875% due 06/13/2019	THB	154,000	$5,210

Total Thailand (Cost $5,361)			5,210

TUNISIA 1.7%

SOVEREIGN ISSUES 1.7%

Banque Centrale de Tunisie S.A.
4.750% due 04/07/2011	EUR	4,600	6,535
6.250% due 02/20/2013		100	146
7.375% due 04/25/2012		$67,909	71,305

Total Tunisia (Cost $78,228)			77,986

TURKEY 1.7%

SOVEREIGN ISSUES 1.7%

Turkey Government International Bond
0.000% due 05/11/2011	TRY	72,000	46,266
0.000% due 11/16/2011		6,800	4,188
4.000% due 04/29/2015 (d)		6,457	4,499
9.000% due 06/30/2011		$6,570	6,726
11.500% due 01/23/2012		14,119	15,319

Total Turkey (Cost $78,969)			76,998

UNITED ARAB EMIRATES 0.3%

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi
5.500% due 08/02/2012		$13,600	14,345

Total United Arab Emirates (Cost $14,025)			14,345

UNITED KINGDOM 2.8%

CORPORATE BONDS & NOTES 2.8%

Barclays Bank PLC
10.179% due 06/12/2021		$15,240	19,433

HBOS PLC
0.509% due 09/06/2017		2,000	1,700

Nationwide Building Society
1.392% due 12/22/2016	EUR	450	606

Royal Bank of Scotland Group PLC
0.570% due 03/30/2012		$38,500	38,568
1.203% due 04/23/2012		52,000	52,438

Santander UK PLC
1.247% due 10/10/2017	EUR	700	902
1.388% due 08/28/2017 (j)		1,500	1,951

Vodafone Group PLC
0.590% due 02/27/2012		$6,131	6,140
0.650% due 06/15/2011		4,840	4,843
5.350% due 02/27/2012		1,800	1,876

Total United Kingdom (Cost $124,065)			128,457

UNITED STATES 10.7%

ASSET-BACKED SECURITIES 0.2%

ACE Securities Corp.
0.300% due 12/25/2036		$150	147

Bear Stearns Asset-Backed Securities Trust
0.300% due 11/25/2036		117	112
0.330% due 10/25/2036		196	188

Carrington Mortgage Loan Trust
0.350% due 06/25/2037		2,129	1,938
0.570% due 10/25/2035		250	236

Citigroup Mortgage Loan Trust, Inc.
0.310% due 05/25/2037		256	244
0.310% due 07/25/2045		426	353

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.350% due 09/25/2047		$248	$243

Credit-Based Asset Servicing & Securitization LLC
0.370% due 07/25/2037		113	102

Daimler Chrysler Auto Trust
1.740% due 09/10/2012		529	530

GE-WMC Mortgage Securities LLC
0.290% due 08/25/2036		63	23

GSAA Trust
0.550% due 05/25/2047		700	475

GSAMP Trust
0.320% due 10/25/2036		8	7
0.320% due 12/25/2036		240	175

HSBC Asset Loan Obligation
0.310% due 12/25/2036		195	190

HSI Asset Securitization Corp. Trust
0.310% due 05/25/2037		208	204

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036		148	144
0.360% due 08/25/2036		4,101	1,809

MASTR Asset-Backed Securities Trust
0.300% due 01/25/2037		329	112

Morgan Stanley Mortgage Loan Trust
0.480% due 02/25/2037		568	267

New Century Home Equity Loan Trust
0.430% due 05/25/2036		833	591

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037		186	179
0.310% due 12/25/2036		386	140
0.330% due 11/25/2036		284	105

Structured Asset Securities Corp.
0.330% due 01/25/2037		146	143

WaMu Asset-Backed Certificates
0.300% due 01/25/2037		77	74

			8,731

BANK LOAN OBLIGATIONS 0.5%

Georgia-Pacific Corp.
2.307% due 12/20/2012		177	177
2.310% due 12/21/2012		7,560	7,566

Petroleum Export III Ltd.
3.810% due 04/08/2013		1,858	1,853

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		10,950	10,864

			20,460

CORPORATE BONDS & NOTES 9.7%

Ally Financial, Inc.
3.512% due 02/11/2014		8,600	8,628
5.375% due 06/06/2011	EUR	1,000	1,443
6.875% due 09/15/2011		$400	408

American International Group, Inc.
0.413% due 10/18/2011		2,800	2,788

Anadarko Petroleum Corp.
7.625% due 03/15/2014		12,400	14,154

Anheuser-Busch InBev Worldwide, Inc.
1.038% due 03/26/2013		1,500	1,514
3.000% due 10/15/2012		12,000	12,341

Bank of America Corp.
4.750% due 05/06/2019	EUR	500	665

CIT Group, Inc.
5.250% due 04/01/2014		$8,700	8,753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citibank N.A.
0.309% due 09/21/2012		$16,030	$16,046

Citigroup Funding, Inc.
0.634% due 04/30/2012		12,985	13,046

Citigroup, Inc.
0.404% due 05/18/2011		8,900	8,900

CVS Caremark Corp.
5.750% due 08/15/2011		900	917

Daimler Finance North America LLC
5.750% due 09/08/2011		2,000	2,044

Dow Chemical Co.
2.562% due 08/08/2011		7,500	7,557
4.850% due 08/15/2012		900	943

Duke Energy Carolinas LLC
5.625% due 11/30/2012		1,800	1,928
6.250% due 01/15/2012		900	940

El Paso Performance-Linked Trust
7.750% due 07/15/2011		3,700	3,771

Ford Motor Credit Co. LLC
7.250% due 10/25/2011		1,200	1,235
9.875% due 08/10/2011		1,300	1,337

General Electric Capital Corp.
0.262% due 05/08/2012		52,500	52,519
0.383% due 08/15/2011		2,800	2,801
0.423% due 04/10/2012		24,000	24,030
0.560% due 12/07/2012		12,500	12,565

Hewlett-Packard Co.
1.360% due 05/27/2011		27,500	27,548

HJ Heinz Finance Co.
6.625% due 07/15/2011		2,400	2,441

International Lease Finance Corp.
0.633% due 07/01/2011		10,000	9,989

John Deere Capital Corp.
1.060% due 06/10/2011		20,900	20,933

JPMorgan Chase & Co.
1.447% due 09/26/2013	EUR	4,400	6,175

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		$1,000	934

Kraft Foods, Inc.
5.625% due 11/01/2011		580	596

Lehman Brothers Holdings, Inc.
4.730% due 06/01/2011 (a)(j)	CAD	5,325	1,011
6.875% due 05/02/2018 (a)		$6,974	1,865
7.875% due 05/08/2018 (a)	GBP	5,000	2,105

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		$2,300	2,291

MetLife Institutional Funding II
1.203% due 04/04/2014 (b)		20,000	20,099

Metropolitan Life Global Funding I
0.560% due 03/15/2012		4,100	4,102

Morgan Stanley
0.659% due 06/20/2012		25,000	25,138

NextEra Energy Capital Holdings, Inc.
1.189% due 06/17/2011		9,600	9,616

PACCAR, Inc.
1.484% due 09/14/2012		8,000	8,136

Pemex Project Funding Master Trust
0.910% due 12/03/2012		5,000	5,017

Pfizer, Inc.
4.450% due 03/15/2012		4,500	4,668

SLM Corp.
0.533% due 10/25/2011		1,000	989
5.375% due 05/15/2014		1,100	1,140

See Accompanying Notes	Annual Report	March 31, 2011	77

Schedule of Investments PIMCO Developing Local Markets Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co.
0.703% due 10/21/2011	$14,700	$14,738

Steel Dynamics, Inc.
7.375% due 11/01/2012	5,000	5,350

Teva Pharmaceutical Finance III LLC
0.709% due 12/19/2011	6,800	6,820

Time Warner Entertainment Co. LP
8.875% due 10/01/2012	1,700	1,882

Verizon Communications, Inc.
0.918% due 03/28/2014	21,900	22,036

Verizon Wireless Capital LLC
2.914% due 05/20/2011	15,000	15,050

Wachovia Corp.
0.433% due 04/23/2012	9,700	9,709

Weyerhaeuser Co.
6.750% due 03/15/2012	11,000	11,566

XTO Energy, Inc.
7.500% due 04/15/2012	2,042	2,185

		445,402

MORTGAGE-BACKED SECURITIES 0.2%

American Home Mortgage Investment Trust
0.490% due 05/25/2047	2	0

Banc of America Mortgage Securities, Inc.
2.768% due 07/25/2034	574	528

Countrywide Alternative Loan Trust
0.520% due 05/25/2036	381	81
0.600% due 06/25/2037	607	106
5.221% due 10/25/2035	390	330

Countrywide Home Loan Mortgage Pass-Through Trust
3.051% due 04/20/2035	2,898	2,792
5.323% due 02/20/2036	549	424

Credit Suisse First Boston Mortgage Securities Corp.
2.520% due 06/25/2033	1,727	1,684

Merrill Lynch Floating Trust
0.325% due 06/15/2022	574	563

Morgan Stanley Capital I
0.315% due 10/15/2020	752	723

Sovereign Commercial Mortgage Securities Trust
5.825% due 07/22/2030	543	558

Structured Adjustable Rate Mortgage Loan Trust
2.603% due 07/25/2034	3,463	3,224

		11,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.1%

Fannie Mae
1.518% due 06/01/2043 - 07/01/2044	$678	$678
2.410% due 11/01/2035	160	167
5.000% due 02/25/2017	43	44
5.105% due 09/01/2035	361	384
5.148% due 11/01/2035	340	362
5.182% due 10/01/2035	327	349
5.208% due 08/01/2035	299	318
5.285% due 09/01/2035	304	323

Freddie Mac
0.530% due 09/25/2031	289	274
2.910% due 08/01/2035	43	45

		2,944

Total United States (Cost $486,838)		488,550

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

PCCW-HKT Capital Ltd.
8.000% due 11/15/2011	$1,000	1,034

Star Energy Geothermal Wayang Windu Ltd.
11.500% due 02/12/2015	1,800	2,070

Total Virgin Islands (British) (Cost $3,093)		3,104

SHORT-TERM INSTRUMENTS 33.5%

CERTIFICATES OF DEPOSIT 5.5%

Banco Bradesco S.A.
1.955% due 01/24/2013	$21,000	21,145

Banco Do Brasil S.A.
0.000% due 06/27/2011	10,500	10,492
0.000% due 08/15/2011	80,000	80,167
0.000% due 11/15/2011	2,500	2,512

Industrial & Commercial Bank of China Ltd.
0.550% due 05/18/2011	22,000	22,000

Itau Unibanco S.A.
0.000% due 05/12/2011	40,000	39,950
0.000% due 08/11/2011	40,000	39,819
1.300% due 09/06/2011	13,700	13,618
1.700% due 09/12/2011	20,000	19,876
1.750% due 01/17/2012	4,500	4,441

		254,020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.1%

BMW U.S. Capital LLC
0.470% due 04/26/2011		$3,700	$3,699

SHORT-TERM NOTES 2.3%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		4,100	4,018
2.596% due 12/29/2011		10,000	9,800

Mexico Cetes
4.635% due 04/07/2011	MXN	536,000	45,030
4.654% due 09/22/2011		409,200	33,652

WM Wrigley Jr. Co.
1.684% due 06/28/2011		$14,200	14,208

			106,708

JAPAN TREASURY BILLS 3.7%
0.108% due 04/25/2011	JPY	14,050,000	168,899

TURKEY TREASURY BILLS 0.5%
6.901% due 07/20/2011	TRY	34,000	21,509

U.S. TREASURY BILLS 0.0%
0.143% due 07/28/2011 - 09/15/2011 (c)(f)		$830	829

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 21.4%
		97,730,182	979,061

Total Short-Term Instruments (Cost $1,535,109)			1,534,725

Total Investments 97.3% (Cost $4,411,479)			$4,458,822

Written Options (i) (0.0%)			(244)
(Premiums $685)

Other Assets and Liabilities (Net) 2.7%			124,803

Net Assets 100.0%			$4,583,381

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $200 has been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $2,800 at a weighted average interest rate of -0.650%. On March 31, 2011, there were no open reverse repurchase agreements.

78	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
America Movil S.A.B. de C.V.	DUB	1.000%	09/20/2011	0.425%	$	12,300	$37	$0	$37
Pemex Project Funding Master Trust	DUB	1.000%	03/20/2016	1.259%		10,000	(118)	(160)	42

							$(81)	$(160)	$79

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC	BRL	100,000	$(53)	$5	$(58)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	GSC		121,900	2,089	839	1,250
Pay	1-Year BRL-CDI	11.970%	01/02/2012	HSBC		87,500	91	16	75
Pay	1-Year BRL-CDI	12.075%	01/02/2013	DUB		119,700	(352)	0	(352)
Pay	1-Year BRL-CDI	13.720%	01/02/2017	MLP		18,200	714	73	641
Receive	3-Month USD-LIBOR	3.750%	06/15/2021	CITI	$	15,800	(98)	256	(354)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		13,700	195	796	(601)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		8,100	115	441	(326)

							$2,701	$2,426	$275

(i)	Written options outstanding on March 31, 2011:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus KRW	KRW	1,200.000	05/12/2011	$	56,850	$578	$(42)
Put - OTC USD versus KRW		1,080.000	06/27/2011		15,960	107	(202)

						$685	$(244)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	0	$9,565	$332
Sales	2,694	736,010	4,010
Closing Buys	(1,357)	(663,300)	(2,739)
Expirations	0	(9,465)	(331)
Exercised	(1,337)	0	(587)

Balance at 03/31/2011	0	$72,810	$685

(j)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehman Brothers Holdings, Inc.	4.730%	06/01/2011	10/10/2008	$393	$1,011	0.02%
Santander UK PLC	1.388%	08/28/2017	03/31/2011	1,951	1,951	0.04%

				$2,344	$2,962	0.06%

(k)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value

Freddie Mac	6.000%	04/01/2041	$2,000	$2,168	$(2,171)

See Accompanying Notes	Annual Report	March 31, 2011	79

Schedule of Investments PIMCO Developing Local Markets Fund (Cont.)

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	8,443	04/2011	BCLY	$172	$0	$172
Sell		205,727	04/2011	BCLY	0	(4,750)	(4,750)
Buy		170,560	04/2011	HSBC	2,496	0	2,496
Buy		1,262	04/2011	JPM	23	0	23
Buy		1,682	04/2011	MSC	33	0	33
Buy		23,779	04/2011	UBS	748	0	748
Buy		8,452	06/2011	HSBC	114	0	114
Sell		150,344	06/2011	HSBC	0	(2,177)	(2,177)
Buy		17,114	07/2011	UBS	251	0	251
Buy	CAD	7,203	06/2011	BNP	47	0	47
Sell	CHF	319	05/2011	BNP	0	(8)	(8)
Buy	CLP	3,205,679	06/2011	CITI	40	(31)	9
Buy		20,374,544	06/2011	DUB	964	0	964
Buy		12,366,761	06/2011	JPM	608	0	608
Buy	CNY	13,103	04/2011	BOA	58	0	58
Sell		5,675	04/2011	DUB	0	(5)	(5)
Sell		7,428	04/2011	JPM	0	(34)	(34)
Buy		111,736	06/2011	BCLY	441	0	441
Buy		87,834	06/2011	CITI	473	0	473
Buy		9,254	06/2011	DUB	0	(19)	(19)
Buy		76,928	06/2011	JPM	181	0	181
Sell		67,135	06/2011	RBS	0	(298)	(298)
Buy		40,110	06/2011	UBS	153	0	153
Buy		45,784	11/2011	BCLY	8	(33)	(25)
Buy		324,174	11/2011	CITI	335	(117)	218
Buy		38,550	11/2011	DUB	0	(36)	(36)
Buy		62,424	11/2011	HSBC	16	(27)	(11)
Buy		111,936	11/2011	JPM	0	(103)	(103)
Buy		9,224	11/2011	RBS	2	0	2
Buy		31,097	02/2012	BCLY	0	(32)	(32)
Buy		170,144	02/2012	DUB	213	0	213
Buy		82,584	02/2012	GSC	63	0	63
Buy		40,930	02/2012	HSBC	30	0	30
Buy		94,752	02/2012	JPM	76	(12)	64
Buy		19,863	02/2012	UBS	87	0	87
Buy		5,675	02/2013	DUB	0	(2)	(2)
Buy		25,892	08/2013	DUB	121	0	121
Buy		11,918	09/2015	CITI	0	(22)	(22)
Buy		61,375	09/2015	DUB	94	0	94
Buy	COP	5,673,000	04/2011	BCLY	35	0	35
Sell		15,786,088	04/2011	BCLY	1	(1)	0
Buy		29,648,000	04/2011	CITI	27	(168)	(141)
Sell		100,443,777	04/2011	CITI	16	(79)	(63)
Buy		50,731,262	04/2011	DUB	58	(950)	(892)
Buy		2,073,750	04/2011	JPM	59	0	59
Buy		28,456,300	04/2011	MSC	244	0	244
Buy		18,914,055	04/2011	RBS	0	(353)	(353)
Buy		5,408,440	09/2011	BCLY	6	0	6
Buy		57,382,310	09/2011	CITI	31	0	31
Buy	CZK	3,362,537	08/2011	BCLY	3,433	(18)	3,415
Buy		284,957	08/2011	CITI	451	(17)	434
Buy		1,082,313	08/2011	DUB	1,270	0	1,270
Buy		863,685	08/2011	HSBC	1,259	0	1,259
Buy	EUR	3,571	04/2011	BCLY	28	0	28
Buy		3,052	04/2011	CITI	177	0	177
Sell		22,006	04/2011	CITI	0	(1,478)	(1,478)
Sell		2,112	04/2011	DUB	0	(34)	(34)
Sell		4,272	04/2011	JPM	0	(10)	(10)
Buy		7,872	04/2011	MSC	96	0	96
Sell		4,272	04/2011	MSC	0	(9)	(9)
Sell		3,005	04/2011	RBC	0	(157)	(157)
Sell		4,709	04/2011	RBS	0	(227)	(227)
Buy		1,079	04/2011	UBS	0	(1)	(1)
Sell		22,006	04/2011	UBS	0	(1,512)	(1,512)
Sell	GBP	1,494	06/2011	BOA	4	0	4
Buy	HKD	232,902	04/2011	BCLY	0	(54)	(54)
Buy		50,700	04/2011	BNP	19	0	19
Buy		155,490	04/2011	CITI	0	(8)	(8)
Sell		1,919,759	04/2011	CITI	0	(705)	(705)
Buy		1,698,978	04/2011	DUB	8	(285)	(277)
Buy		1,016,030	04/2011	HSBC	0	(110)	(110)
Sell		998,259	04/2011	HSBC	0	(333)	(333)
Buy		39,710	04/2011	JPM	2	0	2

80	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	HKD	7,790	04/2011	RBS	$2	$0	$2
Buy		186,818	06/2011	CITI	31	0	31
Sell		19,487	06/2011	DUB	0	(7)	(7)
Buy		62,332	06/2011	RBS	7	0	7
Buy		1,919,759	09/2011	CITI	726	0	726
Buy		998,259	09/2011	HSBC	339	0	339
Buy	HUF	1,555,404	07/2011	BCLY	170	0	170
Buy		8,527,529	07/2011	DUB	5,678	0	5,678
Buy		173,608	07/2011	JPM	42	0	42
Buy	IDR	2,893,473	04/2011	BCLY	30	0	30
Sell		100,000,000	04/2011	BOA	0	(22)	(22)
Buy		337,443,900	04/2011	CITI	1,769	0	1,769
Sell		112,000,000	04/2011	CITI	0	(13)	(13)
Buy		19,124,000	04/2011	HSBC	196	0	196
Buy		65,926,000	04/2011	UBS	570	0	570
Buy		28,197,000	07/2011	CITI	126	0	126
Buy		9,920,000	07/2011	DUB	54	0	54
Buy		88,425,900	07/2011	HSBC	345	0	345
Buy		60,613,000	07/2011	JPM	306	0	306
Buy		28,531,000	10/2011	DUB	134	0	134
Buy		233,718,759	10/2011	RBS	1,273	0	1,273
Buy		46,540,000	01/2012	BCLY	164	0	164
Buy		100,000,000	01/2012	BOA	67	0	67
Buy		130,380,000	01/2012	CITI	72	0	72
Buy		47,950,000	01/2012	JPM	320	0	320
Buy	ILS	36	04/2011	JPM	0	0	0
Buy		32,335	05/2011	BCLY	277	0	277
Buy		18,532	05/2011	CITI	317	0	317
Buy		388,113	05/2011	DUB	5,018	0	5,018
Buy		18,332	05/2011	HSBC	260	0	260
Sell		18,432	05/2011	HSBC	0	(288)	(288)
Buy		900	05/2011	JPM	14	0	14
Sell		36	05/2011	JPM	0	0	0
Buy		1,827	05/2011	RBS	24	0	24
Buy	INR	68,325	05/2011	HSBC	27	0	27
Buy		232,200	05/2011	JPM	190	0	190
Buy		22,945	05/2011	RBS	13	0	13
Buy		605,400	08/2011	BCLY	308	0	308
Buy		140,880	08/2011	CITI	97	0	97
Sell		314,228	08/2011	CITI	0	(107)	(107)
Buy		696,500	08/2011	DUB	412	0	412
Buy		46,720	08/2011	GSC	27	0	27
Sell		559,119	08/2011	GSC	0	(181)	(181)
Buy		1,795,800	08/2011	HSBC	941	0	941
Buy		598,737	08/2011	JPM	310	0	310
Buy		2,745,929	08/2011	RBS	1,260	0	1,260
Sell		117,272	08/2011	RBS	0	(38)	(38)
Sell	JPY	14,050,000	04/2011	BOA	1,995	0	1,995
Sell		413,325	04/2011	DUB	30	0	30
Sell		331,229	04/2011	RBC	110	0	110
Sell		2,236,654	04/2011	RBS	0	(32)	(32)
Buy	KRW	17,156,040	05/2011	BCLY	368	0	368
Buy		29,153,780	05/2011	CITI	832	0	832
Buy		963,948	05/2011	GSC	28	0	28
Buy		2,257,000	05/2011	HSBC	44	0	44
Buy		23,446,360	05/2011	JPM	859	0	859
Buy		4,919,775	05/2011	MSC	166	0	166
Buy		4,526,000	05/2011	RBS	118	0	118
Buy		5,676,500	08/2011	DUB	138	0	138
Buy		2,473,200	08/2011	MSC	38	0	38
Buy		3,104,000	08/2011	RBS	29	0	29
Buy	MXN	71,813	07/2011	BNP	137	0	137
Buy		377,006	07/2011	CITI	563	0	563
Sell		1,741,484	07/2011	CITI	0	(2,235)	(2,235)
Buy		21,479	07/2011	DUB	28	0	28
Buy		1,337,666	07/2011	HSBC	1,953	0	1,953
Buy		3,443,457	07/2011	UBS	9,545	0	9,545
Buy	MYR	15,452	05/2011	RBS	89	0	89
Buy		142,220	08/2011	BCLY	713	0	713
Buy		196,084	08/2011	CITI	950	0	950
Buy		53,249	08/2011	HSBC	239	0	239
Buy		43,327	08/2011	JPM	187	0	187
Buy	PEN	33,607	06/2011	CITI	0	(186)	(186)
Buy		75,000	08/2011	CITI	0	(506)	(506)
Buy		142,187	08/2011	DUB	0	(943)	(943)

See Accompanying Notes	Annual Report	March 31, 2011	81

Schedule of Investments PIMCO Developing Local Markets Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	PHP	66,000	04/2011	HSBC	$0	$0	$0
Buy		222,900	04/2011	JPM	137	0	137
Sell		85,242	04/2011	JPM	0	(8)	(8)
Sell		71,658	04/2011	MSC	0	(1)	(1)
Buy		217,200	06/2011	BCLY	8	0	8
Buy		188,000	06/2011	BOA	0	(25)	(25)
Buy		2,976,200	06/2011	CITI	537	(139)	398
Buy		679,613	06/2011	DUB	176	0	176
Buy		43,430	06/2011	GSC	1	0	1
Buy		642,245	06/2011	HSBC	144	0	144
Buy		920,811	06/2011	JPM	311	0	311
Buy		708,580	06/2011	RBS	175	(92)	83
Buy		87,140	11/2011	CITI	7	0	7
Buy		352,590	11/2011	DUB	120	0	120
Buy		318,600	11/2011	JPM	337	0	337
Buy		198,760	11/2011	UBS	578	0	578
Buy		496,551	03/2012	BCLY	23	0	23
Buy		153,462	03/2012	DUB	6	0	6
Buy		66,000	03/2012	HSBC	1	0	1
Buy		85,242	03/2012	JPM	9	0	9
Buy		71,658	03/2012	MSC	2	0	2
Sell	PLN	27,020	07/2011	CITI	0	(68)	(68)
Buy		285,052	08/2011	BCLY	1,103	0	1,103
Sell		14,417	08/2011	BCLY	9	0	9
Buy		4,984	08/2011	BNP	36	0	36
Buy		45,787	08/2011	CITI	289	0	289
Buy		52,455	08/2011	DUB	227	0	227
Buy		193,828	08/2011	HSBC	1,110	0	1,110
Buy		217,869	08/2011	JPM	721	0	721
Buy		14,585	08/2011	MSC	80	0	80
Sell		20,083	08/2011	MSC	11	0	11
Buy		272,309	08/2011	UBS	653	0	653
Buy	RON	75,773	08/2011	BCLY	1,768	0	1,768
Buy		1,563	08/2011	BNP	29	0	29
Buy		37,804	08/2011	CITI	762	0	762
Buy		150,000	08/2011	HSBC	3,169	0	3,169
Buy		194,717	08/2011	JPM	4,422	0	4,422
Buy		726	08/2011	RBS	17	0	17
Buy	RUB	150,000	04/2011	BCLY	276	0	276
Sell		150,000	04/2011	BCLY	0	0	0
Buy		1,246,232	04/2011	CITI	886	(1)	885
Sell		1,246,232	04/2011	CITI	0	(227)	(227)
Buy		103,746	04/2011	DUB	229	0	229
Sell		103,746	04/2011	DUB	0	0	0
Buy		303,510	04/2011	JPM	495	0	495
Sell		303,510	04/2011	JPM	1	0	1
Buy		150,110	04/2011	MSC	360	0	360
Sell		150,110	04/2011	MSC	0	0	0
Buy		93,450	04/2011	UBS	287	0	287
Sell		93,450	04/2011	UBS	0	0	0
Buy		25,412	07/2011	BCLY	0	(1)	(1)
Buy		1,246,232	07/2011	CITI	262	0	262
Buy		193,266	07/2011	MSC	0	(10)	(10)
Buy	SGD	6,387	05/2011	BCLY	67	0	67
Buy		12,662	05/2011	BNP	46	0	46
Buy		1,233	05/2011	BOA	13	0	13
Sell		100	05/2011	DUB	0	(1)	(1)
Buy		2,164	05/2011	HSBC	17	0	17
Buy		227	05/2011	JPM	0	0	0
Buy		29,915	06/2011	BOA	348	0	348
Buy		621	06/2011	CITI	19	0	19
Buy		1,023	06/2011	DUB	27	0	27
Buy		3,887	06/2011	GSC	84	0	84
Buy		12,737	06/2011	HSBC	106	0	106
Buy		12,768	06/2011	JPM	131	0	131
Buy		322	06/2011	RBS	11	0	11
Buy		62,652	09/2011	BCLY	721	0	721
Sell		64,400	09/2011	BCLY	0	(423)	(423)
Buy		142,678	09/2011	CITI	1,648	0	1,648
Buy		79,275	09/2011	DUB	755	0	755
Buy		174,650	09/2011	JPM	1,755	0	1,755
Buy		140,284	09/2011	RBS	1,604	0	1,604
Buy	THB	436,000	07/2011	BCLY	194	0	194
Buy		539,156	07/2011	DUB	271	0	271
Buy		488,000	07/2011	JPM	384	0	384

82	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TRY	26,003	07/2011	CITI	$499	$0	$499
Buy		116,467	07/2011	GSC	218	0	218
Sell		7,226	07/2011	GSC	0	(89)	(89)
Buy		34,852	07/2011	HSBC	792	0	792
Buy		170,267	07/2011	JPM	2,703	0	2,703
Buy		16,049	07/2011	UBS	189	(6)	183
Buy	TWD	376,184	04/2011	BCLY	31	0	31
Sell		376,184	04/2011	BCLY	0	(13)	(13)
Buy		55,959	04/2011	BOA	64	0	64
Sell		55,959	04/2011	BOA	0	(5)	(5)
Buy		1,400,000	04/2011	CITI	107	(86)	21
Sell		1,400,000	04/2011	CITI	0	(136)	(136)
Buy		2,189,249	04/2011	DUB	597	(108)	489
Sell		2,189,249	04/2011	DUB	0	(183)	(183)
Buy		400,000	04/2011	GSC	73	0	73
Sell		400,000	04/2011	GSC	0	(34)	(34)
Buy		250,000	04/2011	HSBC	14	(38)	(24)
Sell		250,000	04/2011	HSBC	0	(21)	(21)
Buy		100,000	04/2011	JPM	59	0	59
Sell		100,000	04/2011	JPM	0	(9)	(9)
Buy		300,000	04/2011	RBS	25	(2)	23
Sell		300,000	04/2011	RBS	0	(19)	(19)
Buy		376,184	01/2012	BCLY	22	0	22
Buy		1,400,000	01/2012	CITI	160	0	160
Buy		400,000	01/2012	GSC	46	0	46
Buy		250,000	01/2012	HSBC	30	0	30
Buy		100,000	01/2012	JPM	15	0	15
Buy		300,000	01/2012	RBS	31	0	31
Buy	ZAR	179,475	07/2011	BCLY	1,458	0	1,458
Buy		42,551	07/2011	CITI	186	0	186
Buy		7,059	07/2011	DUB	26	0	26
Buy		103,699	07/2011	HSBC	1,074	0	1,074
Buy		813,271	07/2011	JPM	3,177	0	3,177
Buy		3,583	07/2011	UBS	21	0	21

					$95,738	$(20,518)	$75,220

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$38,028	$0	$38,028
Barbados
Corporate Bonds & Notes	0	7,524	0	7,524
Brazil
Corporate Bonds & Notes	0	43,078	12,938	56,016
Sovereign Issues	0	191,130	0	191,130
Canada
Corporate Bonds & Notes	0	6,815	0	6,815
Cayman Islands
Asset-Backed Securities	0	968	4,469	5,437
Chile
Corporate Bonds & Notes	0	1,607	0	1,607
China
Sovereign Issues	0	3,466	0	3,466
Colombia
Sovereign Issues	0	79,445	0	79,445
Egypt
Bank Loan Obligations	0	6,450	0	6,450
Corporate Bonds & Notes	0	15,379	0	15,379
Sovereign Issues	0	41	0	41
El Salvador
Sovereign Issues	0	17,287	0	17,287
France
Corporate Bonds & Notes	0	43,204	0	43,204
Germany
Corporate Bonds & Notes	0	709	0	709
Guatemala
Sovereign Issues	0	8,811	0	8,811

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Hungary
Sovereign Issues	$0	$952	$0	$952
India
Corporate Bonds & Notes	0	9,770	5,071	14,841
Indonesia
Corporate Bonds & Notes	0	32,372	0	32,372
Ireland
Corporate Bonds & Notes	0	33,987	0	33,987
Israel
Corporate Bonds & Notes	0	303	0	303
Italy
Corporate Bonds & Notes	0	14,191	0	14,191
Kazakhstan
Corporate Bonds & Notes	0	123,679	0	123,679
Luxembourg
Corporate Bonds & Notes	0	49,599	0	49,599
Malaysia
Corporate Bonds & Notes	0	27,101	0	27,101
Sovereign Issues	0	3,002	0	3,002
Mexico
Corporate Bonds & Notes	0	66,926	0	66,926
Sovereign Issues	0	212,720	0	212,720
Netherlands
Corporate Bonds & Notes	0	38,260	0	38,260
Panama
Sovereign Issues	0	41,591	0	41,591
Peru
Sovereign Issues	0	8,600	0	8,600
Philippines
Corporate Bonds & Notes	0	20,667	0	20,667
Sovereign Issues	0	9,973	0	9,973

See Accompanying Notes	Annual Report	March 31, 2011	83

Schedule of Investments PIMCO Developing Local Markets Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Poland
Sovereign Issues	$0	$207,430	$0	$207,430
Qatar
Corporate Bonds & Notes	0	70,317	0	70,317
Sovereign Issues	0	526	0	526
Russia
Corporate Bonds & Notes	0	355,246	0	355,246
Sovereign Issues	0	8,028	0	8,028
South Africa
Sovereign Issues	0	121,748	0	121,748
South Korea
Corporate Bonds & Notes	0	23,195	0	23,195
Sovereign Issues	0	112,754	50,090	162,844
Thailand
Sovereign Issues	0	5,210	0	5,210
Tunisia
Sovereign Issues	0	77,986	0	77,986
Turkey
Sovereign Issues	0	76,998	0	76,998
United Arab Emirates
Sovereign Issues	0	14,345	0	14,345
United Kingdom
Corporate Bonds & Notes	0	128,457	0	128,457
United States
Asset-Backed Securities	0	8,731	0	8,731
Bank Loan Obligations	0	9,596	10,864	20,460
Corporate Bonds & Notes	0	445,402	0	445,402
Mortgage-Backed Securities	0	11,013	0	11,013
U.S. Government Agencies	0	2,944	0	2,944

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Virgin Islands (British)
Corporate Bonds & Notes	$0	$3,104	$0	$3,104
Short-Term Instruments
Certificates of Deposit	0	254,020	0	254,020
Commercial Paper	0	3,699	0	3,699
Short-Term Notes	0	106,708	0	106,708
Japan Treasury Bills	0	168,899	0	168,899
Turkey Treasury Bills	0	21,509	0	21,509
U.S. Treasury Bills	0	829	0	829
PIMCO Short-Term Floating NAV Portfolio	979,061	0	0	979,061
	$979,061	$3,396,329	$83,432	$4,458,822

Short Sales, at value	$0	$(2,171)	$0	$(2,171)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	79	0	79
Foreign Exchange Contracts	0	95,738	0	95,738
Interest Rate Contracts	0	1,966	0	1,966
	$0	$97,783	$0	$97,783

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(20,762)	0	(20,762)
Interest Rate Contracts	0	(1,691)	0	(1,691)
	$0	$(22,453)	$0	$(22,453)

Totals	$979,061	$3,469,488	$83,432	$4,531,981

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
Brazil
Corporate Bonds & Notes	$0	$12,999	$0	$(6)	$0	$(55)	$0	$0	$12,938	$(55)
Cayman Islands
Asset-Backed Securities	1,034	4,394	(122)	5	1	125	0	(968)	4,469	71
India
Corporate Bonds & Notes	0	5,100	0	0	0	(29)	0	0	5,071	(29)
Russia
Corporate Bonds & Notes	1,874	0	(1,900)	(2)	0	28	0	0	0	0
South Korea
Sovereign Issues	0	50,637	0	0	0	(547)	0	0	50,090	(547)
United States
Bank Loan Obligations	2,732	10,950	(895)	0	0	(70)	0	(1,853)	10,864	(87)

	$5,640	$84,080	$(2,917)	$(3)	$1	$(548)	$0	$(2,821)	$83,432	$(647)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

84	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$95,738	$0	$95,738
Unrealized appreciation on swap agreements	0	79	0	0	1,966	2,045

	$0	$79	$0	$95,738	$1,966	$97,783

Liabilities:
Written options outstanding	$0	$0	$0	$244	$0	$244
Unrealized depreciation on foreign currency contracts	0	0	0	20,518	0	20,518
Unrealized depreciation on swap agreements	0	0	0	0	1,691	1,691

	$0	$0	$0	$20,762	$1,691	$22,453

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(303)	$0	$(303)
Net realized gain (loss) on futures contracts, written options and swaps	0	230	0	331	(2,958)	(2,397)
Net realized gain on foreign currency transactions	0	0	0	152,825	0	152,825

	$0	$230	$0	$152,853	$(2,958)	$150,125

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$127	$0	$127
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	81	0	180	(696)	(435)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	38,567	0	38,567

	$0	$81	$0	$38,874	$(696)	$38,259

(1)	See note 5 in the Notes to Financial Statements for additional information.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$6,505	$(4,370)	$2,135
BNP	306	0	306
BOA	2,693	(2,000)	693
CITI	5,957	(4,620)	1,337
DUB	13,581	(10,610)	2,971
GSC	2,324	(1,800)	524
HSBC	11,759	(9,800)	1,959
JPM	17,509	(14,350)	3,159
MLP	714	(1,070)	(356)
MSC	1,010	(1,100)	(90)
RBC	(48)	0	(48)
RBS	3,725	(2,730)	995
UBS	11,561	(10,560)	1,001

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	85

Schedule of Investments PIMCO Diversified Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.6%

Ally Financial, Inc.
10.000% due 06/06/2011		$3,000	$2,955

American General Finance Corp.
7.250% due 04/21/2015		12,800	12,836

Berry Plastics Corp.
7.303% due 06/05/2014		6,081	4,766

Charter Communications, Inc.
3.560% due 09/06/2016		5,055	5,076

CIT Group, Inc.
6.250% due 08/11/2015		2,368	2,403

Community Health Systems, Inc.
2.549% due 07/25/2014		122	121
2.560% due 07/25/2014		3,378	3,346

CSC Holdings LLC
2.059% due 03/29/2016		1,340	1,344
5.500% due 03/29/2016		4	4

FCI Connectors
2.796% due 09/28/2012		57	56
2.803% due 09/28/2012		487	482

First Data Corp.
3.002% due 09/24/2014		6,096	5,847

Ford Motor Co.
3.010% due 12/15/2013		16,569	16,580

Graham Packaging Co. LP
6.000% due 09/23/2016		1,995	2,014

HCA, Inc.
1.557% due 11/17/2012		6,500	6,468
2.557% due 11/14/2013		5,500	5,482

Hertz Corp.
3.750% due 03/11/2018		8,000	8,017

Ineos Group Holdings PLC
7.001% due 12/14/2012		96	100
7.501% due 12/16/2013		2,291	2,362
8.001% due 12/16/2014		2,292	2,363

Intelsat Ltd.
5.250% due 04/02/2018		8,000	8,063

International Lease Finance Corp.
6.750% due 03/17/2015		3,900	3,929
7.000% due 03/17/2016		5,700	5,745

iStar Financial, Inc.
5.000% due 06/28/2013		13,000	12,882

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	3,800	5,421

Motor City Marketing, Inc.
7.000% due 03/01/2017		$2,000	2,028

Novelis, Inc.
4.000% due 12/17/2016		3,000	3,012

PagesJaunes Groupe
2.925% due 11/22/2013	EUR	4,000	5,496

Petroleum Export Ltd.
3.309% due 12/07/2012		$2,259	2,253

Polypore, Inc.
2.250% due 07/03/2014		2,319	2,291

Rock Tenn Co.
3.500% due 01/24/2017		3,000	3,022

Texas Competitive Electric Holdings Co. LLC
3.746% due 10/10/2014		248	209
3.759% due 10/10/2014		7,144	6,027
3.803% due 10/10/2014		905	763

The Weather Channel, Inc.
4.250% due 02/11/2017		1,995	2,012

Transdigm Group, Inc.
4.000% due 02/14/2017		2,000	2,018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TXU Technology
3.746% due 10/10/2014		$75	$63

United Airlines, Inc.
3.000% due 02/01/2012		2,500	2,447

UPC Holding BV
4.712% due 12/30/2016	EUR	3,750	5,285
4.962% due 12/31/2017		1,624	2,293

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		$3,600	3,572

US Airways Group, Inc.
2.752% due 03/23/2014		2,958	2,706

VML US Finance, LLC
6.036% due 05/25/2012		1,000	1,001
6.500% due 05/25/2013		3,500	3,505

VNU Nielsen Finance
2.259% due 08/09/2013		6,000	5,974

Vodafone Group PLC
6.875% due 08/11/2015		14,495	14,640

Warner Chilcott, Inc.
4.000% due 03/17/2018		5,500	5,532

Total Bank Loan Obligations (Cost $195,066)			194,811

CORPORATE BONDS & NOTES 67.9%

BANKING & FINANCE 27.4%

ABN AMRO Bank NV
2.071% due 01/30/2014		14,100	14,119

AIG SunAmerica Global Financing X
6.900% due 03/15/2032		220	241

Ally Financial, Inc.
3.512% due 02/11/2014		14,400	14,447
6.625% due 05/15/2012		5,200	5,390
6.875% due 08/28/2012		6,475	6,800
7.000% due 02/01/2012		6,050	6,243
7.500% due 12/31/2013		400	434
8.300% due 02/12/2015		6,200	6,812

American Express Bank FSB
5.500% due 04/16/2013		2,000	2,145

American Express Co.
7.250% due 05/20/2014		1,700	1,933

American International Group, Inc.
0.298% due 04/03/2012	JPY	260,000	3,088
1.179% due 04/26/2011	EUR	650	922
5.050% due 10/01/2015		$3,600	3,723
5.450% due 05/18/2017		1,000	1,028
5.600% due 10/18/2016		6,500	6,766
5.850% due 01/16/2018		32,525	33,944
6.250% due 05/01/2036		8,400	8,355
8.175% due 05/15/2068		1,400	1,517
8.250% due 08/15/2018		2,500	2,929

Anadarko Finance Co.
7.500% due 05/01/2031		1,000	1,107

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	7,500	9,325

Banco del Estado de Chile
4.125% due 10/07/2020		$2,500	2,341

Banco do Brasil S.A.
1.965% due 02/15/2013		6,800	6,798
4.500% due 01/22/2015		12,200	12,767
4.500% due 01/20/2016	EUR	8,900	12,506
6.000% due 01/22/2020		$6,500	6,858

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,622

Banco Santander Brasil S.A.
2.409% due 03/18/2014		6,100	6,122
4.250% due 01/14/2016		5,000	5,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander Chile
3.750% due 09/22/2015		$7,600	$7,584

Banco Votorantim S.A.
5.250% due 02/11/2016		10,100	10,428

Bank of America Corp.
4.750% due 08/01/2015		1,400	1,461
4.750% due 05/23/2017	EUR	300	406
5.650% due 05/01/2018		$700	731
5.750% due 12/01/2017		24,600	25,916
7.375% due 05/15/2014		2,900	3,275
8.125% due 12/29/2049 (g)		7,400	7,967

Bank of America Institutional Capital A
8.070% due 12/31/2026		500	515

Banque PSA Finance
8.500% due 05/04/2012	EUR	4,200	6,320

Barclays Bank PLC
5.000% due 09/22/2016		$2,400	2,544
5.125% due 01/08/2020		700	712
5.926% due 09/29/2049		7,230	6,796
6.000% due 01/23/2018	EUR	200	286
6.050% due 12/04/2017		$600	625
6.750% due 05/22/2019		9,000	10,168
7.434% due 09/29/2049		13,600	13,668
10.179% due 06/12/2021		17,280	22,034
14.000% due 11/29/2049	GBP	500	1,051

BBVA Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$3,000	2,826

BBVA Bancomer S.A.
4.500% due 03/10/2016		21,400	21,525
6.500% due 03/10/2021		200	198
7.250% due 04/22/2020		3,300	3,336

Bear Stearns Cos. LLC
0.500% due 11/28/2011		100	100
5.700% due 11/15/2014		1,700	1,868
6.400% due 10/02/2017		1,400	1,573
7.250% due 02/01/2018		13,000	15,144

Berkshire Hathaway Finance Corp.
4.625% due 10/15/2013		500	539

BM&FBovespa S.A.
5.500% due 07/16/2020		700	719

BNP Paribas Capital Trust VI
5.868% due 01/29/2049	EUR	4,870	6,919

BPCE S.A.
2.060% due 02/07/2014		$6,900	6,957
4.625% due 07/29/2049	EUR	600	744

C10 Capital SPV Ltd.
6.722% due 12/31/2049		$1,900	1,487

Caelus Re Ltd.
6.560% due 06/07/2011		3,800	3,798

Capital One Bank USA N.A.
8.800% due 07/15/2019		2,500	3,144

Caterpillar Financial Services Corp.
1.058% due 06/24/2011		200	200

Catlin Insurance Co. Ltd.
7.249% due 07/29/2049		460	437

CBA Capital Trust II
6.024% due 03/29/2049		4,300	4,224

CIT Group, Inc.
7.000% due 05/01/2013		8,155	8,329
7.000% due 05/01/2014		35,640	36,397
7.000% due 05/01/2015		3,215	3,251
7.000% due 05/01/2016		1,358	1,363
7.000% due 05/01/2017		1,901	1,908

Citigroup Capital XXI
8.300% due 12/21/2077		14,375	15,022

86	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
4.750% due 02/10/2019	EUR	5,600	$7,593
5.300% due 10/17/2012		$4,150	4,378
5.500% due 04/11/2013		3,900	4,173
5.500% due 10/15/2014		3,000	3,235
6.000% due 12/13/2013		2,050	2,229
6.000% due 08/15/2017		300	326
6.125% due 11/21/2017		2,195	2,392
6.125% due 05/15/2018		315	343

Columbus International, Inc.
11.500% due 11/20/2014		5,600	6,482

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		3,488	4,557

DBS Bank Ltd.
0.534% due 05/16/2017		5,000	4,940

Fiat Finance & Trade S.A.
6.625% due 02/15/2013	EUR	3,900	5,707
7.625% due 09/15/2014		9,800	14,533
9.000% due 07/30/2012		1,700	2,563

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		$4,600	4,646
7.500% due 08/01/2012		7,700	8,210
7.800% due 06/01/2012		16,746	17,758
8.000% due 06/01/2014		800	890
8.700% due 10/01/2014		10,300	11,690

General Electric Capital Corp.
0.449% due 12/20/2013		400	393
4.625% due 09/15/2066	EUR	5,700	7,178
5.250% due 10/19/2012		$40	42

Genworth Financial, Inc.
7.200% due 02/15/2021		2,700	2,682

Goldman Sachs Group, Inc.
0.759% due 03/22/2016		50	48
1.383% due 02/04/2013	EUR	1,100	1,545
3.700% due 08/01/2015		$1,500	1,510
4.750% due 07/15/2013		1,225	1,298
5.375% due 02/15/2013	EUR	1,900	2,791
6.000% due 05/01/2014		$300	329
6.150% due 04/01/2018		5,975	6,476
6.750% due 10/01/2037		6,100	6,172

Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		11,450	11,514

HBOS PLC
0.509% due 09/06/2017		5,000	4,250
6.750% due 05/21/2018		1,400	1,371

HCP, Inc.
6.700% due 01/30/2018		5,000	5,541

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		2,900	1,232

HSBC Bank PLC
4.125% due 08/12/2020		11,700	11,201

HSBC Bank USA N.A.
4.625% due 04/01/2014		400	425
4.875% due 08/24/2020		2,900	2,840

HSBC Capital Funding LP
4.610% due 12/29/2049		4,700	4,562

HSBC Finance Corp.
0.740% due 06/01/2016		8,000	7,682
6.676% due 01/15/2021		5,200	5,399

HSBC Holdings PLC
5.375% due 12/20/2012	EUR	298	440
6.375% due 10/18/2022	GBP	100	170
6.500% due 05/02/2036		$5,300	5,442
6.500% due 09/15/2037		125	128

Hyundai Capital Services, Inc.
4.375% due 07/27/2016		3,500	3,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ICICI Bank Ltd.
2.062% due 02/24/2014		$1,600	$1,591
5.750% due 11/16/2020		14,150	14,050

Intergas Finance BV
6.375% due 05/14/2017		2,700	2,876
6.875% due 11/04/2011		378	392

International Lease Finance Corp.
5.650% due 06/01/2014		375	379
6.500% due 09/01/2014		21,750	23,327
6.625% due 11/15/2013		4,000	4,160

Intesa Sanpaolo SpA
2.712% due 02/24/2014		44,200	44,804

IPIC GMTN Ltd.
3.125% due 11/15/2015		2,500	2,443
5.000% due 11/15/2020		10,600	10,326

JPMorgan Chase & Co.
4.650% due 06/01/2014		600	641
4.950% due 03/25/2020		700	712
7.900% due 04/29/2049		15,900	17,457

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		2,600	2,428

Korea Exchange Bank
4.875% due 01/14/2016		700	732

LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	3,525	5,429
8.500% due 12/29/2049		$7,500	7,025
11.040% due 03/19/2020	GBP	300	527

LeasePlan Finance NV
3.750% due 03/18/2013	EUR	900	1,281

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)		3,472	1,193

Lloyds TSB Bank PLC
4.875% due 01/21/2016		$14,700	15,155
12.000% due 12/29/2049		12,800	15,003

M&T Capital Trust II
8.277% due 06/01/2027		500	507

Macquarie Group Ltd.
6.250% due 01/14/2021		100	101

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		5,000	5,428

MBNA Capital B
1.104% due 02/01/2027		3,000	2,319

Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		3,400	3,604
6.400% due 08/28/2017		5,000	5,451
6.875% due 04/25/2018		17,900	19,877

MetLife, Inc.
5.375% due 12/15/2012		45	48

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,577

Morgan Stanley
0.553% due 01/09/2012		$400	400
1.903% due 01/24/2014		7,800	7,961
5.950% due 12/28/2017		2,400	2,578
7.300% due 05/13/2019		12,800	14,401

MUFG Capital Finance Ltd.
6.346% due 07/29/2049		2,400	2,406

Mystic Re Ltd.
10.310% due 06/07/2011		700	706

National Rural Utilities Cooperative Finance Corp.
4.750% due 03/01/2014		850	918

Nationwide Building Society
1.392% due 12/22/2016	EUR	3,700	4,981

Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		$4,801	3,961

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provident Funding Associates LP
10.250% due 04/15/2017		$400	$448

Qatari Diar Finance QSC
3.500% due 07/21/2015		1,900	1,910
5.000% due 07/21/2020		400	397

QNB Finance Ltd.
3.125% due 11/16/2015		8,000	7,838

Regions Financial Corp.
7.750% due 11/10/2014		2,500	2,702

Residential Reinsurance Ltd.
7.060% due 06/06/2011		1,250	1,252

Resona Bank Ltd.
5.850% due 09/29/2049		900	890

Royal Bank of Scotland Group PLC
2.732% due 08/23/2013		8,000	8,223
4.875% due 03/16/2015		7,700	8,002
5.000% due 11/12/2013		150	154
5.625% due 08/24/2020		3,900	3,894
6.000% due 06/29/2049	GBP	1,620	2,118
6.990% due 10/29/2049 (a)		$2,000	1,798
7.640% due 03/29/2049 (a)		300	240

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		6,320	6,649
7.125% due 01/14/2014		1,000	1,091
7.175% due 05/16/2013		2,350	2,562
7.750% due 05/29/2018		400	448

Santander UK PLC
1.247% due 10/10/2017	EUR	2,100	2,705
1.388% due 08/28/2017 (k)		2,700	3,513

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		$9,900	10,135
5.499% due 07/07/2015		10,800	11,380

SLM Corp.
5.000% due 10/01/2013		3,100	3,208
5.050% due 11/14/2014		2,800	2,826
5.375% due 05/15/2014		4,800	4,976
5.625% due 08/01/2033		5,700	4,884
8.450% due 06/15/2018		12,900	14,468

Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	600	797
4.875% due 07/15/2012		$4,100	4,049

State Bank of India
4.500% due 07/27/2015		8,900	9,079

SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		1,666	1,648

Sumitomo Mitsui Banking Corp.
0.740% due 05/29/2049	JPY	100,000	1,204
1.000% due 06/02/2049		100,000	1,169

Teco Finance, Inc.
6.750% due 05/01/2015		$7,050	7,945

Telenet Finance Luxembourg SCA
6.625% due 02/15/2021	EUR	1,500	2,090

Temasek Financial Ltd.
4.300% due 10/25/2019		$9,950	10,114

UBS AG
5.750% due 04/25/2018		4,025	4,335
7.000% due 10/15/2015		500	557
7.152% due 12/29/2049	EUR	100	145

UBS Preferred Funding Trust II
7.247% due 06/29/2049		$7,910	7,961

UBS Preferred Funding Trust V
6.243% due 05/29/2049		2,500	2,494

UFJ Finance Aruba AEC
6.750% due 07/15/2013		250	275

See Accompanying Notes	Annual Report	March 31, 2011	87

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UOB Cayman Ltd.
5.796% due 12/29/2049		$1,700	$1,757

Ventas Realty LP
6.500% due 06/01/2016		400	414
6.750% due 04/01/2017		2,635	2,795

Virgin Media Secured Finance PLC
6.500% due 01/15/2018		4,000	4,390
7.000% due 01/15/2018	GBP	6,600	11,461

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		$3,200	3,264
6.800% due 11/22/2025		8,000	8,132
6.902% due 07/09/2020		2,100	2,265

VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		3,300	3,528
6.875% due 05/29/2018		200	218
7.500% due 10/12/2011		300	309

Wachovia Bank N.A.
0.640% due 03/15/2016		900	847
0.690% due 11/03/2014		3,500	3,364
6.600% due 01/15/2038		3,000	3,381

Wachovia Corp.
0.494% due 08/01/2013		300	298
0.673% due 10/15/2016		1,400	1,299
5.250% due 08/01/2014		500	535

Waha Aerospace BV
3.925% due 07/28/2020		5,225	5,238

Wells Fargo & Co.
5.625% due 12/11/2017		645	704
7.980% due 03/29/2049		5,600	6,160

Wells Fargo Capital X
5.950% due 12/01/2086		2,800	2,769

Wells Fargo Capital XIII
7.700% due 12/29/2049		15,200	15,732

Weyerhaeuser Co.
7.375% due 10/01/2019		5,400	6,103

Wind Acquisition Finance S.A.
7.250% due 02/15/2018		800	838
11.750% due 07/15/2017		1,250	1,443

			1,152,585

INDUSTRIALS 32.0%

Adaro Indonesia PT
7.625% due 10/22/2019		1,300	1,443

AES El Salvador Trust
6.750% due 02/01/2016		17,100	16,914

Alcoa, Inc.
6.150% due 08/15/2020		3,000	3,171
6.750% due 07/15/2018		700	775

Aleris International, Inc.
7.625% due 02/15/2018		1,500	1,511

Allison Transmission, Inc.
11.000% due 11/01/2015		1,400	1,526

ALROSA Finance S.A.
7.750% due 11/03/2020		10,300	11,093
8.875% due 11/17/2014		4,800	5,484

Altria Group, Inc.
9.250% due 08/06/2019		2,500	3,264
9.700% due 11/10/2018		13,100	17,229

America Movil S.A.B. de C.V.
5.000% due 03/30/2020		1,300	1,345
5.750% due 01/15/2015		2,000	2,209
6.375% due 03/01/2035		300	325

American Airlines Pass-Through Trust
5.250% due 07/31/2022		2,800	2,716
7.000% due 01/31/2018		1,600	1,552
10.375% due 01/02/2021		3,428	4,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines, Inc.
7.500% due 03/15/2016		$3,700	$3,677

American Stores Co.
7.100% due 03/20/2028		100	76

AmeriGas Partners LP
6.500% due 05/20/2021		3,000	3,082
7.125% due 05/20/2016		5,075	5,291

Amgen, Inc.
5.700% due 02/01/2019		300	335
5.850% due 06/01/2017		100	114

Anadarko Petroleum Corp.
5.950% due 09/15/2016		6,100	6,631
6.375% due 09/15/2017		3,700	4,073

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		2,400	2,436
6.500% due 04/15/2040		400	402

Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020		7,400	7,945

ARAMARK Corp.
3.804% due 02/01/2015		1,825	1,816
8.500% due 02/01/2015		2,000	2,095

ArcelorMittal
6.125% due 06/01/2018		925	980

Ardagh Packaging Finance PLC
9.250% due 10/15/2020	EUR	2,000	2,973

ArvinMeritor, Inc.
8.125% due 09/15/2015		$6,085	6,359

Atlantic Richfield Co.
8.530% due 02/27/2012		500	529

Barrick Gold Finance Co.
4.875% due 11/15/2014		1,000	1,093

Berry Plastics Corp.
5.053% due 02/15/2015		2,200	2,192
8.250% due 11/15/2015		6,400	6,824
9.750% due 01/15/2021		4,025	4,005

Biomet, Inc.
10.000% due 10/15/2017		5,092	5,608
10.375% due 10/15/2017 (c)		2,500	2,759
11.625% due 10/15/2017		6,945	7,778

Blue Merger Sub, Inc.
7.625% due 02/15/2019		2,670	2,720

Boston Scientific Corp.
4.500% due 01/15/2015		5,125	5,284
6.000% due 01/15/2020		6,700	7,023

Brocade Communications Systems, Inc.
6.875% due 01/15/2020		5,000	5,425

Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		2,300	2,404

C8 Capital SPV Ltd.
6.640% due 12/29/2049		12,200	9,422

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		5,400	4,954

CBS Corp.
5.625% due 08/15/2012		3,500	3,693

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		1,800	1,701

Celanese U.S. Holdings LLC
6.625% due 10/15/2018		2,700	2,788

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		4,400	5,083

Cemex Finance LLC
9.500% due 12/14/2016		4,500	4,871

Cemex S.A.B. de C.V.
5.301% due 09/30/2015 (b)		8,500	8,474

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chart Industries, Inc.
9.125% due 10/15/2015		$1,300	$1,365

Charter Communications Operating LLC
8.000% due 04/30/2012		8,100	8,546

Cie Generale de Geophysique-Veritas
7.750% due 05/15/2017		2,550	2,693
9.500% due 05/15/2016		3,150	3,528

Cisco Systems, Inc.
5.500% due 02/22/2016		500	561

Codelco, Inc.
7.500% due 01/15/2019		150	182

Columbia University
6.875% due 12/15/2015		500	575

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		315	355

Comcast Cable Communications LLC
7.125% due 06/15/2013		2,130	2,370

Comcast Corp.
5.300% due 01/15/2014		2,000	2,177
5.900% due 03/15/2016		2,900	3,225
6.500% due 01/15/2015		100	113

Community Health Systems, Inc.
8.875% due 07/15/2015		15,800	16,708

Concho Resources, Inc.
7.000% due 01/15/2021		600	633

Consol Energy, Inc.
8.000% due 04/01/2017		11,500	12,650

Conti-Gummi Finance BV
8.500% due 07/15/2015	EUR	7,000	10,937

Continental Airlines Pass-Through Trust
4.750% due 01/12/2021		$4,200	4,116
6.000% due 01/12/2019		1,700	1,666
7.250% due 05/10/2021		875	945
9.000% due 07/08/2016		1,879	2,132

Continental Resources, Inc.
7.125% due 04/01/2021		1,400	1,494

Con-way, Inc.
7.250% due 01/15/2018		5,000	5,426

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		2,900	3,226
9.250% due 06/30/2020		4,500	5,029

Cox Communications, Inc.
7.125% due 10/01/2012		725	787

CPI International Acquisition, Inc.
8.000% due 02/15/2018		1,000	1,010

CSC Holdings LLC
6.750% due 04/15/2012		375	390
7.625% due 04/01/2011		1,750	1,750
7.625% due 07/15/2018		1,400	1,540
7.875% due 02/15/2018		2,900	3,234
8.500% due 04/15/2014		7,025	7,912
8.625% due 02/15/2019		5,400	6,210

CSN Islands IX Corp.
10.000% due 01/15/2015		4,100	4,962

CSN Islands VIII Corp.
9.750% due 12/16/2013		900	1,058

CSN Islands XI Corp.
6.875% due 09/21/2019		9,240	10,303

CSN Resources S.A.
6.500% due 07/21/2020		7,700	8,239

CSX Corp.
5.600% due 05/01/2017		5,000	5,518

CVS Pass-Through Trust
5.773% due 01/10/2033		398	403
6.036% due 12/10/2028		536	554

88	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.943% due 01/10/2030		$2,889	$3,148
7.507% due 01/10/2032		3,126	3,596

DaVita, Inc.
6.375% due 11/01/2018		7,200	7,290

Delhaize Group S.A.
5.700% due 10/01/2040		764	701

Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018		5,139	5,332
7.750% due 06/17/2021		1,757	1,924

Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		3,600	3,726
9.500% due 12/11/2019		2,350	2,644

Deutsche Telekom International Finance BV
6.000% due 07/08/2019		8,000	9,149

Digicel Ltd.
8.250% due 09/01/2017		1,900	2,024

DISH DBS Corp.
6.375% due 10/01/2011		3,850	3,937
6.625% due 10/01/2014		1,400	1,486
7.000% due 10/01/2013		8,100	8,788
7.125% due 02/01/2016		2,965	3,180
7.875% due 09/01/2019		1,900	2,066

Dow Chemical Co.
4.850% due 08/15/2012		950	995

DP World Ltd.
6.850% due 07/02/2037		3,000	2,769

Dynegy Holdings, Inc.
7.750% due 06/01/2019		5,710	4,461

Ecopetrol S.A.
7.625% due 07/23/2019		13,370	15,476

El Paso Corp.
7.000% due 06/15/2017		5,000	5,616
7.875% due 06/15/2012		300	320
8.250% due 02/15/2016		9,384	11,108
12.000% due 12/12/2013		100	123

EnCana Corp.
6.500% due 05/15/2019		700	818

Energy Transfer Partners LP
5.650% due 08/01/2012		5,200	5,465

Enterprise Inns PLC
6.500% due 12/06/2018	GBP	900	1,307

Enterprise Products Operating LLC
7.034% due 01/15/2068		$1,100	1,143
8.375% due 08/01/2066		7,525	8,136

Erac USA Finance LLC
6.375% due 10/15/2017		1,000	1,121

Exide Technologies
8.625% due 02/01/2018		750	804

FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,061

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		3,000	3,112
7.500% due 05/04/2020		6,200	6,758

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		3,000	3,146

Franz Haniel & Cie GmbH
6.750% due 10/23/2014	EUR	6,800	10,469

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		$6,800	7,506

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		5,123	5,581

Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		111	116

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		4,200	4,786

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom Via Gaz Capital S.A.
6.212% due 11/22/2016		$7,200	$7,890
6.510% due 03/07/2022		1,000	1,068
7.288% due 08/16/2037		300	325
7.510% due 07/31/2013		1,350	1,504
8.625% due 04/28/2034		6,540	8,100
9.250% due 04/23/2019		1,950	2,435

Georgia-Pacific LLC
5.400% due 11/01/2020		4,800	4,742
7.125% due 01/15/2017		2,200	2,346
7.750% due 11/15/2029		4,000	4,415
8.000% due 01/15/2024		4,200	4,820
8.250% due 05/01/2016		2,661	3,014
8.875% due 05/15/2031		8,950	10,852

Gerdau Holdings, Inc.
7.000% due 01/20/2020		5,100	5,674

Gerdau Trade, Inc.
5.750% due 01/30/2021		15,100	15,364

Giant Funding Corp.
8.250% due 02/01/2018		1,100	1,134

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,400	5,187

Graham Packaging Co. LP
8.250% due 10/01/2018		500	539

Great Rolling Stock Co. Ltd.
6.875% due 07/27/2035	GBP	2,600	4,303

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	3,000	4,257
5.173% due 09/15/2017		800	1,141

GTL Trade Finance, Inc.
7.250% due 10/20/2017		$9,800	11,074

Hapag-Lloyd AG
9.000% due 10/15/2015	EUR	400	604

Harvest Operations Corp.
6.875% due 10/01/2017		$1,100	1,147

HCA, Inc.
7.190% due 11/15/2015		1,700	1,717
7.250% due 09/15/2020		2,600	2,795
7.875% due 02/15/2020		3,600	3,933
8.500% due 04/15/2019		9,350	10,425
9.125% due 11/15/2014		5,700	6,006
9.250% due 11/15/2016		8,700	9,407
9.625% due 11/15/2016 (c)		7,071	7,637
9.875% due 02/15/2017		2,700	3,038

Health Management Associates, Inc.
6.125% due 04/15/2016		290	301

HeidelbergCement Finance BV
6.750% due 12/15/2015	EUR	600	912
7.500% due 10/31/2014		8,900	13,748
8.000% due 01/31/2017		1,400	2,207

Hewlett-Packard Co.
6.500% due 07/01/2012		$500	534

Hexion U.S. Finance Corp.
8.875% due 02/01/2018		2,175	2,311

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		3,300	3,558
7.625% due 04/09/2019		1,900	2,279

Indian Oil Corp. Ltd.
4.750% due 01/22/2015		4,920	5,095

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	1,900	2,646
8.500% due 02/15/2016		$2,100	2,129

Insight Communications Co., Inc.
9.375% due 07/15/2018		1,300	1,450

Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,100	1,106
9.500% due 06/15/2016		11,200	11,872

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015	$2,100	$2,168

Jarden Corp.
6.125% due 11/15/2022	2,400	2,358

Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020	2,900	3,037

KazMunayGas National Co.
6.375% due 04/09/2021	12,500	13,000
7.000% due 05/05/2020	6,300	6,820
8.375% due 07/02/2013	6,000	6,682
9.125% due 07/02/2018	6,000	7,257
11.750% due 01/23/2015	6,500	8,141

Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	2,000	2,171
5.300% due 09/15/2020	10,300	10,691
5.850% due 09/15/2012	600	638
5.950% due 02/15/2018	3,100	3,413

Kraft Foods, Inc.
6.500% due 08/11/2017	1,000	1,140

LifePoint Hospitals, Inc.
6.625% due 10/01/2020	550	566

Limited Brands, Inc.
6.900% due 07/15/2017	2,000	2,155

Linn Energy LLC
7.750% due 02/01/2021	1,900	2,038

Listrindo Capital BV
9.250% due 01/29/2015	300	332

Lyondell Chemical Co.
8.000% due 11/01/2017	5,400	5,967
11.000% due 05/01/2018	10,300	11,613

Macy's Retail Holdings, Inc.
7.450% due 07/15/2017	1,000	1,135

Michael Foods, Inc.
9.750% due 07/15/2018	600	658

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	300	332

Multiplan, Inc.
9.875% due 09/01/2018	1,500	1,612

Mylan, Inc.
7.625% due 07/15/2017	1,350	1,460
7.875% due 07/15/2020	2,200	2,404

Nakilat, Inc.
6.067% due 12/31/2033	4,000	4,010

Nalco Co.
6.625% due 01/15/2019	1,700	1,757

New Albertson's, Inc.
6.570% due 02/23/2028	800	622
7.450% due 08/01/2029	5,100	4,054
7.750% due 06/15/2026	2,150	1,801

Newfield Exploration Co.
6.875% due 02/01/2020	5,100	5,406
7.125% due 05/15/2018	3,800	4,104

Nielsen Finance LLC
7.750% due 10/15/2018	500	539

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	1,900	1,941

Noble Group Ltd.
4.875% due 08/05/2015	4,200	4,355
6.625% due 08/05/2020	4,100	4,238
6.750% due 01/29/2020	16,000	17,175

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	1,141	1,146

Northwest Pipeline GP
7.000% due 06/15/2016	5,000	5,893

See Accompanying Notes	Annual Report	March 31, 2011	89

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novelis, Inc.
8.375% due 12/15/2017		$450	$489
8.750% due 12/15/2020		8,650	9,558

NXP BV
3.748% due 10/15/2013	EUR	2,900	4,100

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$10,100	10,693

OI European Group BV
6.750% due 09/15/2020	EUR	1,300	1,865
6.875% due 03/31/2017		820	1,194

Oshkosh Corp.
8.250% due 03/01/2017		$1,000	1,105
8.500% due 03/01/2020		900	1,014

OXEA Finance
9.500% due 07/15/2017		1,800	1,971

PACCAR, Inc.
1.484% due 09/14/2012		700	712

Peabody Energy Corp.
6.500% due 09/15/2020		3,700	3,987

Pearson Dollar Finance PLC
5.500% due 05/06/2013		785	841
5.700% due 06/01/2014		1,000	1,093

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	16,800	23,043
5.750% due 03/01/2018		$4,630	4,917

Pernod-Ricard S.A.
7.000% due 01/15/2015	EUR	6,200	9,503

Petrobras International Finance Co.
5.375% due 01/27/2021		$35,000	35,238
7.875% due 03/15/2019		14,320	16,868

Petrohawk Energy Corp.
7.250% due 08/15/2018		3,300	3,416

Petroleos de Venezuela S.A.
4.900% due 10/28/2014		800	592
5.000% due 10/28/2015		1,200	804
8.500% due 11/02/2017		800	570

Petroleos Mexicanos
4.875% due 03/15/2015		13,680	14,638
5.500% due 01/21/2021		100	102
8.000% due 05/03/2019		13,440	16,209

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		5,808	5,918
9.750% due 08/14/2019		1,400	1,704

Pinnacle Foods Finance LLC
8.250% due 09/01/2017		300	315

Pride International, Inc.
6.875% due 08/15/2020		1,500	1,708
8.500% due 06/15/2019		6,300	7,812

Pulte Group, Inc.
5.250% due 01/15/2014		10,500	10,710

Quebecor Media, Inc.
7.750% due 03/15/2016		6,972	7,268

Rain CII Carbon LLC
8.000% due 12/01/2018		1,400	1,505

Reliance Holdings USA, Inc.
4.500% due 10/19/2020		7,600	7,163

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		5,300	5,459
7.750% due 10/15/2016		10,200	10,838
8.250% due 02/15/2021		1,000	995
8.500% due 05/15/2018		300	305

Rhodia S.A.
3.748% due 10/15/2013	EUR	3,852	5,460
6.875% due 09/15/2020		$2,300	2,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockies Express Pipeline LLC
5.625% due 04/15/2020		$6,900	$6,861

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014		1,000	1,029

Rogers Communications, Inc.
6.750% due 03/15/2015		2,100	2,409

RSC Equipment Rental, Inc.
8.250% due 02/01/2021		1,500	1,568

RZD Capital Ltd.
5.739% due 04/03/2017		9,600	10,041

SABIC Capital I BV
3.000% due 11/02/2015		4,000	3,840

SandRidge Energy, Inc.
8.000% due 06/01/2018		1,205	1,268
8.625% due 04/01/2015 (c)		2,000	2,086
8.750% due 01/15/2020		2,300	2,518
9.875% due 05/15/2016		1,500	1,672

SEACOR Holdings, Inc.
5.875% due 10/01/2012		500	518

Sensata Technologies BV
8.000% due 05/01/2014		1,741	1,837

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		2,800	2,659

Sino-Forest Corp.
6.250% due 10/21/2017		4,100	4,008

Smurfit Kappa Acquisitions
7.750% due 11/15/2019	EUR	6,300	9,397

Smurfit Kappa Funding PLC
7.750% due 04/01/2015		$3,285	3,375

Sonat, Inc.
7.625% due 07/15/2011		900	918

Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		3,700	4,098

Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,800	2,642

Steel Dynamics, Inc.
6.750% due 04/01/2015		$500	514
7.375% due 11/01/2012		4,800	5,136
7.750% due 04/15/2016		3,000	3,210

SunGard Data Systems, Inc.
10.625% due 05/15/2015		800	881

Teck Resources Ltd.
3.850% due 08/15/2017		1,500	1,501
10.250% due 05/15/2016		7,000	8,426
10.750% due 05/15/2019		10,300	13,172

Telefonica Emisiones SAU
6.221% due 07/03/2017		800	873

Telenet Finance Luxembourg SCA
6.375% due 11/15/2020	EUR	1,200	1,673

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$2,362	2,503

Tesco PLC
5.500% due 11/15/2017		9,250	10,255

Time Warner Cable, Inc.
5.400% due 07/02/2012		300	315

Transocean, Inc.
4.950% due 11/15/2015		5,200	5,494

Trinidad Drilling Ltd.
7.875% due 01/15/2019		600	636

TRW Automotive, Inc.
7.250% due 03/15/2017		2,200	2,431

UAL Equipment Trust AB
10.850% due 02/19/2015 (a)		797	405

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UAL Pass-Through Trust
7.336% due 01/02/2021		$411	$390
9.750% due 01/15/2017		9,321	10,626
10.400% due 05/01/2018		1,889	2,162

Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	200	299

Univision Communications, Inc.
8.500% due 05/15/2021		$1,500	1,560

UPC Holding BV
8.375% due 08/15/2020	EUR	12,600	18,348

UPCB Finance II Ltd.
6.375% due 07/01/2020		8,300	11,228

Urbi Desarrollos Urbanos, S.A.B. de C.V.
8.500% due 04/19/2016		$1,700	1,764
9.500% due 01/21/2020		2,100	2,362

Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,300	1,450

Vale Overseas Ltd.
4.625% due 09/15/2020		6,000	5,875
8.250% due 01/17/2034		1,525	1,863

Valeant Pharmaceuticals International
6.500% due 07/15/2016		3,000	2,978
6.750% due 08/15/2021		6,875	6,557
6.875% due 12/01/2018		5,200	5,122
7.000% due 10/01/2020		1,800	1,755

Valero Energy Corp.
6.875% due 04/15/2012		1,625	1,718

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		1,700	1,749

Volkswagen International Finance NV
4.000% due 08/12/2020		4,600	4,514

WellPoint, Inc.
6.800% due 08/01/2012		500	535

Windstream Corp.
7.750% due 10/15/2020		1,300	1,342
7.875% due 11/01/2017		1,800	1,940
8.125% due 08/01/2013		400	441
8.625% due 08/01/2016		6,000	6,390

WMG Acquisition Corp.
9.500% due 06/15/2016		7,500	7,968

Wynn Las Vegas LLC
7.750% due 08/15/2020		600	639

Xerox Corp.
6.400% due 03/15/2016		800	906

Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	9,200	13,559

			1,345,326

UTILITIES 8.5%

AES Corp.
8.000% due 06/01/2020		$300	326

AES Red Oak LLC
8.540% due 11/30/2019		2,103	2,145

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		1,700	1,820
6.103% due 06/27/2012		5,300	5,577
7.700% due 08/07/2013		2,000	2,241
8.700% due 08/07/2018		12,300	15,267

Beaver Valley II Funding
9.000% due 06/01/2017		217	241

BP Capital Markets PLC
3.625% due 05/08/2014		1,200	1,246
3.750% due 06/17/2013		3,960	4,117
4.500% due 11/08/2012	EUR	950	1,390
5.250% due 11/07/2013		$2,000	2,163

90	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Telecommunications PLC
8.750% due 12/07/2016	GBP	2,476	$4,730

Calpine Corp.
7.250% due 10/15/2017		$3,700	3,866
7.875% due 07/31/2020		2,000	2,135

Carolina Power & Light Co.
5.125% due 09/15/2013		750	814

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		9,590	10,789

CenturyLink, Inc.
6.000% due 04/01/2017		5,000	5,340

CMS Energy Corp.
4.250% due 09/30/2015		1,300	1,309
5.050% due 02/15/2018		3,100	3,098
6.250% due 02/01/2020		2,100	2,201

Colbun S.A.
6.000% due 01/21/2020		700	719

Dominion Resources, Inc.
5.700% due 09/17/2012		260	276

Duke Energy Carolinas LLC
5.625% due 11/30/2012		225	241

E.CL S.A.
5.625% due 01/15/2021		3,500	3,514

El Paso Performance-Linked Trust
7.750% due 07/15/2011		2,300	2,344

Enel Finance International NV
5.700% due 01/15/2013		4,850	5,134

Entergy Corp.
3.625% due 09/15/2015		1,800	1,781

Expro Finance Luxembourg SCA
8.500% due 12/15/2016		600	597

FirstEnergy Solutions Corp.
6.050% due 08/15/2021		100	104

France Telecom S.A.
4.375% due 07/08/2014		200	215

Frontier Communications Corp.
6.625% due 03/15/2015		2,575	2,697
7.000% due 11/01/2025		400	362
7.125% due 03/15/2019		900	918
7.875% due 04/15/2015		800	866

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		10,000	12,052
10.500% due 03/25/2014		23,640	28,498

Homer City Funding LLC
8.734% due 10/01/2026		3,620	3,222

International Endesa BV
6.125% due 07/05/2012	GBP	1,080	1,802

Ipalco Enterprises, Inc.
8.625% due 11/14/2011		$4,125	4,280

Israel Electric Corp. Ltd.
7.250% due 01/15/2019		1,900	2,020

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		9,100	9,589

Koninklijke KPN NV
5.750% due 03/18/2016	GBP	2,750	4,744

Korea Electric Power Corp.
3.000% due 10/05/2015		$700	684

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,300	1,266
6.250% due 06/17/2014		3,185	3,485

Majapahit Holding BV
7.250% due 06/28/2017		400	439
7.750% due 10/17/2016		700	790
7.750% due 01/20/2020		6,100	6,893
8.000% due 08/07/2019		4,900	5,586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MidAmerican Energy Holdings Co.
5.875% due 10/01/2012		$300	$320

Midwest Generation LLC
8.560% due 01/02/2016		268	273

Nevada Power Co.
5.875% due 01/15/2015		450	501
6.500% due 05/15/2018		6,050	6,923

NGPL PipeCo LLC
6.514% due 12/15/2012		900	964
7.119% due 12/15/2017		6,300	7,038

NRG Energy, Inc.
7.375% due 02/01/2016		8,275	8,585
7.375% due 01/15/2017		4,930	5,152
8.250% due 09/01/2020		15,100	15,780

Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		500	511

Progress Energy, Inc.
6.850% due 04/15/2012		400	424

PSEG Power LLC
5.320% due 09/15/2016		990	1,067
5.500% due 12/01/2015		900	979
6.950% due 06/01/2012		270	288

Puget Energy, Inc.
6.500% due 12/15/2020		5,000	5,023

Qtel International Finance Ltd.
3.375% due 10/14/2016		900	871
4.750% due 02/16/2021		6,100	5,710
5.000% due 10/19/2025		1,000	887
6.500% due 06/10/2014		500	549

Qwest Corp.
6.500% due 06/01/2017		1,300	1,441
7.250% due 09/15/2025		2,250	2,408
7.250% due 10/15/2035		1,365	1,392
7.500% due 06/15/2023		3,900	3,929
7.625% due 06/15/2015		1,750	2,021

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		3,076	3,207

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014		600	644
5.832% due 09/30/2016		1,261	1,355
5.838% due 09/30/2027		1,370	1,379
6.332% due 09/30/2027		500	519
6.750% due 09/30/2019		3,750	4,228

Sierra Pacific Power Co.
6.000% due 05/15/2016		1,700	1,915

Southern California Edison Co.
5.000% due 01/15/2014		100	108

Sprint Capital Corp.
8.375% due 03/15/2012		7,275	7,712
8.750% due 03/15/2032		3,700	3,954

Sprint Nextel Corp.
6.000% due 12/01/2016		1,145	1,155

Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	10,888

Telesat LLC
11.000% due 11/01/2015		$4,120	4,609

Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018		12,775	13,845

TNK-BP Finance S.A.
6.125% due 03/20/2012		1,000	1,047
6.625% due 03/20/2017		7,200	7,732
7.250% due 02/02/2020		7,200	7,956
7.500% due 03/13/2013		600	658
7.500% due 07/18/2016		15,600	17,550
7.875% due 03/13/2018		9,100	10,465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
5.550% due 02/15/2016	$400	$444

Verizon New York, Inc.
6.875% due 04/01/2012	25	27

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	4,000	4,160
7.748% due 02/02/2021	1,700	1,794

Virginia Electric and Power Co.
4.750% due 03/01/2013	245	261

Vodafone Group PLC
4.150% due 06/10/2014	250	265
5.625% due 02/27/2017	800	884

		357,730

Total Corporate Bonds & Notes (Cost $2,736,492)		2,855,641

CONVERTIBLE BONDS & NOTES 0.3%

BANKING & FINANCE 0.1%

Boston Properties LP
2.875% due 02/15/2037	3,200	3,256

INDUSTRIALS 0.2%

Transocean, Inc.
1.500% due 12/15/2037	8,100	7,994

Total Convertible Bonds & Notes (Cost $10,737)		11,250

MUNICIPAL BONDS & NOTES 4.2%

ALASKA 0.0%

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	200	117

CALIFORNIA 2.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,000	2,004

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	2,950	2,968

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	12,200	12,244
7.043% due 04/01/2050	3,000	3,065

California State Chino Valley Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
0.000% due 08/01/2023	850	403

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	4,900	5,171

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	10,300	11,273
7.700% due 11/01/2030	2,500	2,592
7.950% due 03/01/2036	1,200	1,284

California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	2,000	2,113

California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	394
7.021% due 08/01/2040	600	590

See Accompanying Notes	Annual Report	March 31, 2011	91

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	$100	$94

Clovis, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2020	500	309

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	980	655
5.750% due 06/01/2047	1,950	1,304

Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	900	921

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	4,100	3,957

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	1,664
7.618% due 08/01/2040	3,100	3,113

Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,500	1,395

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,300	1,362

Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2022	700	697
4.500% due 07/01/2023	800	778

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	700	656

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	6,200	5,810
5.813% due 06/01/2040	5,800	5,390

Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	2,550	2,797

Riverside, California Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	3,700	3,714

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,200	2,147

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,400	1,300

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	550	360
5.125% due 06/01/2046	300	181

Tamalpais, California Union High School District General Obligation Bonds, (NPFGC Insured), Series 2001
5.000% due 08/01/2026	2,000	2,051

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	1,000	988
6.548% due 05/15/2048	1,900	1,868

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	$900	$814
6.296% due 05/15/2050	600	557

		88,983

ILLINOIS 0.0%

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	669

Chicago, Illinois Water Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	300	305

Chicago, Illinois Water Revenue Bonds, Series 2010
6.642% due 11/01/2029	100	99

		1,073

INDIANA 0.1%

Indiana State Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,950	1,969

IOWA 0.0%

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	205	186

KENTUCKY 0.0%

Kentucky State Property & Buildings Commission Revenue Bonds, (NPFGC Insured), Series 2003
5.020% due 10/01/2014	500	540

MASSACHUSETTS 0.1%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	3,750	3,790

MINNESOTA 0.0%

St. Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	600	561

NEW JERSEY 0.1%

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	1,000	705
5.000% due 06/01/2041	1,930	1,166

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,300	1,400

		3,271

NEW YORK 0.8%

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	200	190
5.790% due 06/15/2041	6,000	5,596
5.882% due 06/15/2044	1,100	1,095
6.282% due 06/15/2042	900	895

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	4,200	4,091

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	3,000	3,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	$18,600	$17,819

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	300	272

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	1,900	1,902

New York State Urban Development Corp. Revenue Notes, Series 2003
4.970% due 12/15/2012	500	528

		35,493

OHIO 0.5%

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
5.939% due 02/15/2047	2,700	2,339

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,300	3,762

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	72
5.875% due 06/01/2047	9,900	6,589
6.000% due 06/01/2042	4,805	3,306
6.500% due 06/01/2047	3,700	2,708

		18,776

PENNSYLVANIA 0.0%

Adams County, Pennsylvania General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
4.750% due 11/15/2028	1,000	962

TENNESSEE 0.1%

Nashville & Davidson County, Tennessee Metropolitan Government Revenue Bonds, (BABs), Series 2010
6.693% due 07/01/2041	1,000	1,068

Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	1,800	1,695

		2,763

TEXAS 0.0%

North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	1,300	1,293

WEST VIRGINIA 0.4%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	24,165	16,884

Total Municipal Bonds & Notes (Cost $179,653)		176,661

U.S. GOVERNMENT AGENCIES 0.2%

Fannie Mae
0.704% due 10/18/2030	9	9
0.750% due 03/25/2017	43	43
1.518% due 03/01/2044	86	88
4.578% due 12/01/2036	153	160
5.000% due 02/25/2017 - 11/01/2035	709	740
5.500% due 03/01/2037	177	189
6.500% due 06/25/2028	144	158
6.850% due 12/18/2027	138	152

92	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farm Credit Bank
7.561% due 11/29/2049	$500	$522

Freddie Mac
0.755% due 09/15/2030	33	33
1.513% due 10/25/2044	186	184
1.518% due 02/25/2045	31	30
1.718% due 07/25/2044	330	327
2.578% due 05/01/2023	16	16
5.500% due 09/15/2017 - 07/01/2038	802	859
6.500% due 07/25/2043	15	17
7.000% due 06/15/2013	33	34

Ginnie Mae
2.125% due 11/20/2023 - 11/20/2027	67	70
2.625% due 07/20/2026	28	29
3.375% due 03/20/2026 - 05/20/2026	55	58
6.569% due 09/16/2026	305	320
9.250% due 12/20/2019 - 06/20/2021	15	18

New Valley Generation I
7.299% due 03/15/2019	642	740

Private Export Funding Corp.
4.550% due 05/15/2015	750	824

Small Business Administration
4.340% due 03/01/2024	176	184
4.504% due 02/10/2014	25	26
5.130% due 09/01/2023	35	37
5.886% due 09/01/2011	15	15
6.030% due 02/10/2012	387	401
6.900% due 12/01/2020	541	591
7.150% due 03/01/2017	174	191
7.300% due 05/01/2017	124	136

Vendee Mortgage Trust
6.000% due 12/15/2030	1,000	1,112

Total U.S. Government Agencies (Cost $7,888)		8,313

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Notes
2.375% due 10/31/2014 (h)	427	438

Total U.S. Treasury Obligations (Cost $428)		438

MORTGAGE-BACKED SECURITIES 5.7%

Adjustable Rate Mortgage Trust
2.827% due 01/25/2035	5,264	5,390
5.286% due 01/25/2036	437	383

American General Mortgage Loan Trust
5.150% due 03/25/2058	1,929	1,997

American Home Mortgage Assets
0.460% due 10/25/2046	1,584	902

American Home Mortgage Investment Trust
1.960% due 09/25/2045	356	313

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	2,220	2,331
5.742% due 02/10/2051	10,000	10,808

Banc of America Funding Corp.
0.748% due 06/26/2035	5,000	4,569
0.748% due 07/26/2036	1,630	1,581
5.641% due 03/20/2036	418	367

Banc of America Mortgage Securities, Inc.
2.768% due 07/25/2034	337	311
2.881% due 02/25/2036	128	104
5.000% due 05/25/2034	42	42
5.500% due 12/25/2020	609	626

Bear Stearns Adjustable Rate Mortgage Trust
2.710% due 03/25/2035	4,907	4,726

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.770% due 02/25/2033		$5	$5
2.859% due 01/25/2034		9	9
2.860% due 10/25/2035		1,643	1,622
3.075% due 01/25/2034		29	28
4.827% due 01/25/2035		83	77
5.219% due 08/25/2035		4,235	3,687
5.297% due 05/25/2047		1,301	1,008
5.670% due 02/25/2033		30	30
5.675% due 02/25/2036		428	316

Bear Stearns Alt-A Trust
0.470% due 12/25/2046 (a)		35	1
2.643% due 05/25/2035		97	88
2.987% due 09/25/2035		2,029	1,588
4.198% due 08/25/2036 (a)		651	211

CDC Commercial Mortgage Trust
6.005% due 05/15/2035		5,267	5,421

Citigroup Mortgage Loan Trust, Inc.
2.670% due 12/25/2035		1,733	1,689
2.737% due 03/25/2034		111	113
2.820% due 12/25/2035		290	269
2.909% due 08/25/2035		433	244
5.770% due 09/25/2037		2,074	1,479

Citimortgage Alternative Loan Trust
6.000% due 06/25/2037		374	285

Countrywide Alternative Loan Trust
0.448% due 12/20/2046		2,863	1,651
0.464% due 07/20/2046		1,375	621
0.480% due 08/25/2046		369	67
0.534% due 09/20/2046		600	99
0.584% due 11/20/2035		556	349
0.600% due 06/25/2037		521	91
1.312% due 12/25/2035		557	353
5.221% due 10/25/2035		390	330
5.500% due 11/25/2035		2,991	2,168
5.750% due 03/25/2037		500	371
6.000% due 10/25/2032		2	2
6.250% due 11/25/2036		4,429	3,570

Countrywide Home Loan Mortgage Pass-Through Trust
0.480% due 05/25/2035		261	179
0.550% due 04/25/2046		498	104
0.590% due 06/25/2035		528	450
2.820% due 10/19/2032		7	5
3.051% due 04/20/2035		768	740
3.171% due 02/25/2034		1,310	1,156
5.000% due 04/25/2035		1,417	1,333
5.500% due 12/25/2035		2,197	1,950
6.000% due 05/25/2036		1,264	1,127

Credit Suisse First Boston Mortgage Securities Corp.
2.520% due 06/25/2033		670	653
5.435% due 09/15/2034		245	247
6.000% due 01/25/2036		3,054	1,872

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		500	516

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036		737	506

Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018		348	355
5.239% due 10/25/2035		387	302
5.500% due 12/25/2035		694	476
6.300% due 07/25/2036		637	413

EMF-NL
1.806% due 04/17/2041	EUR	2,000	2,282

First Horizon Asset Securities, Inc.
5.681% due 02/25/2036		$1,471	1,412
5.750% due 05/25/2037		2,763	2,416

General Electric Capital Assurance Co.
5.254% due 05/12/2035		773	815

GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038		11,428	11,819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC Mortgage Corp. Loan Trust
5.164% due 11/19/2035	$526	$479

Greenpoint Mortgage Pass-Through Certificates
2.940% due 10/25/2033	1,070	916

GS Mortgage Securities Corp. II
1.142% due 03/06/2020	2,615	2,615

GSR Mortgage Loan Trust
2.774% due 11/25/2035	4,906	4,436
2.784% due 01/25/2036	471	398
2.815% due 09/25/2035	1,007	1,008
3.960% due 06/25/2034	439	407
5.269% due 11/25/2035	344	290
6.000% due 02/25/2036	7,335	6,509
6.000% due 03/25/2037	1,603	1,506
6.000% due 05/25/2037	932	922

Harborview Mortgage Loan Trust
0.444% due 01/19/2038	1,498	991

Homebanc Mortgage Trust
5.797% due 04/25/2037	385	334

Indymac Index Mortgage Loan Trust
0.490% due 07/25/2035	140	92
0.520% due 06/25/2037	524	106

JPMorgan Mortgage Trust
2.807% due 04/25/2035	5,128	4,526
3.081% due 08/25/2035	2,101	1,798
4.784% due 07/25/2035	464	440
5.387% due 07/25/2035	844	847
5.515% due 07/27/2037	4,175	3,583
5.662% due 04/25/2036	798	792
5.750% due 01/25/2036	1,607	1,511
5.874% due 06/25/2037	9,354	8,216

JPMorgan Re-REMIC
0.748% due 06/26/2036	4,151	3,970
0.748% due 03/26/2037	3,736	3,461

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,700	1,814
5.424% due 02/15/2040	740	786
5.866% due 09/15/2045	700	749

MASTR Adjustable Rate Mortgages Trust
0.490% due 05/25/2037	360	193
0.590% due 05/25/2047	500	74
2.567% due 11/25/2033	66	63
2.899% due 11/21/2034	581	583
4.818% due 08/25/2034	117	119

MASTR Alternative Loans Trust
0.650% due 03/25/2036	848	269

MASTR Asset Securitization Trust
5.500% due 09/25/2033	741	768

Merrill Lynch Alternative Note Asset
5.036% due 06/25/2037 (a)	499	288

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	750	786
5.965% due 08/12/2049	300	322

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	4,034	3,104
2.945% due 05/25/2034	793	789
5.429% due 12/25/2035	6,200	5,545

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	2,681	2,464

Morgan Stanley Capital I
5.692% due 04/15/2049	1,200	1,264
5.877% due 06/11/2049	3,400	3,622

Morgan Stanley Mortgage Loan Trust
3.632% due 06/25/2036	152	148
5.177% due 07/25/2035	9,443	8,660
6.000% due 10/25/2037 (a)	13,075	10,004

See Accompanying Notes	Annual Report	March 31, 2011	93

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	$448	$379

Provident Funding Mortgage Loan Trust
2.754% due 08/25/2033	329	317

RBSSP Resecuritization Trust
0.570% due 03/26/2037	5,008	4,646
0.748% due 09/26/2034	1,456	1,356
0.748% due 03/26/2036	2,580	2,460
0.748% due 04/26/2037	1,553	1,468

Residential Accredit Loans, Inc.
0.450% due 12/25/2046	600	160
0.480% due 05/25/2037	673	173
5.714% due 02/25/2036 (a)	331	180

Residential Asset Securitization Trust
0.650% due 01/25/2046 (a)	2,088	968

Residential Funding Mortgage Securities I
3.249% due 09/25/2035	542	380
3.314% due 02/25/2036	350	273

Salomon Brothers Mortgage Securities VII, Inc.
0.750% due 05/25/2032	51	42

Structured Adjustable Rate Mortgage Loan Trust
2.604% due 01/25/2036	55	46
2.611% due 01/25/2035	775	656
2.697% due 09/25/2035	8,184	6,652
5.786% due 03/25/2036	346	264

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047	10	10
0.470% due 05/25/2036	2,953	1,762
0.509% due 05/25/2046	428	62

Structured Asset Securities Corp.
2.491% due 06/25/2033	876	846

Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020	2,256	2,091

Wachovia Mortgage Loan Trust LLC
5.308% due 10/20/2035	365	348

WaMu Mortgage Pass-Through Certificates
0.570% due 08/25/2045	1,967	1,693
1.012% due 02/25/2047	1,494	965
1.062% due 06/25/2047	524	135
1.122% due 12/25/2046	654	481
1.312% due 08/25/2046	2,957	1,944
1.712% due 06/25/2042	12	10
1.712% due 08/25/2042	14	13
2.255% due 03/25/2033	209	201
2.696% due 06/25/2033	260	250
2.725% due 10/25/2035	285	271
2.734% due 02/27/2034	16	17
2.984% due 07/25/2046	2,075	1,598
3.648% due 02/25/2037	1,414	1,136

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.072% due 04/25/2047	693	148
1.082% due 04/25/2047	651	184
1.152% due 05/25/2047	661	190

Washington Mutual MSC Mortgage Pass-Through Certificates
2.359% due 02/25/2033	4	3

Wells Fargo Mortgage-Backed Securities Trust
0.750% due 07/25/2037	756	630
2.719% due 07/25/2036	1,518	1,263
2.756% due 09/25/2033	352	357
2.756% due 04/25/2035	490	476
2.772% due 03/25/2036	2,711	2,418
2.819% due 06/25/2035	2,196	2,143
2.885% due 10/25/2035	1,865	1,738
3.202% due 04/25/2036	259	213
4.694% due 12/25/2033	369	383
4.975% due 12/25/2034	549	540
5.143% due 07/25/2036	553	459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.293% due 05/25/2036		$1,109	$910
6.000% due 04/25/2037		3,100	2,948
6.121% due 11/25/2037		5,059	4,033

Total Mortgage-Backed Securities (Cost $231,370)			239,276

ASSET-BACKED SECURITIES 0.6%

AEP Texas Central Transition Funding LLC
6.250% due 01/15/2017		750	859

Aircraft Certificate Owner Trust
6.455% due 09/20/2022		1,407	1,393
7.001% due 09/20/2022		8,500	7,859

Aurum CLO Ltd.
0.733% due 04/15/2014		569	565

Bear Stearns Asset-Backed Securities Trust
0.800% due 09/25/2034		3,532	3,376

Denver Arena Trust
6.940% due 11/15/2019		167	172

Detroit Edison Securitization Funding LLC
6.420% due 03/01/2015		750	801

Equity One ABS, Inc.
4.145% due 04/25/2034		132	126

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036		42	41

GSAA Trust
0.550% due 03/25/2037		591	343
0.550% due 05/25/2047		700	475

JCP&L Transition Funding LLC
6.160% due 06/05/2019		650	750

JPMorgan Mortgage Acquisition Corp.
0.310% due 03/25/2047		258	218

Lehman XS Trust
0.480% due 06/25/2046 (a)		293	29

Morgan Stanley Mortgage Loan Trust
0.610% due 04/25/2037		545	268
5.726% due 10/25/2036		457	272

Nationstar Home Equity Loan Trust
0.370% due 04/25/2037		65	64

SLM Student Loan Trust
0.453% due 01/25/2017		4	4
6.255% due 07/15/2042		7,246	7,002

Venture CDO Ltd.
0.533% due 01/20/2022		2,200	2,033

Total Asset-Backed Securities (Cost $26,490)			26,650

SOVEREIGN ISSUES 13.6%

Bahrain Government International Bond
5.500% due 03/31/2020		5,700	5,448

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,400	3,264
5.500% due 07/12/2020		$400	409
6.369% due 06/16/2018		1,000	1,092
6.500% due 06/10/2019		1,000	1,095

Banque Centrale de Tunisie S.A.
8.250% due 09/19/2027		570	664

Brazil Government International Bond
4.875% due 01/22/2021		19,800	20,295
5.875% due 01/15/2019		7,200	8,010
6.000% due 01/17/2017		3,687	4,152
8.250% due 01/20/2034		800	1,062
8.750% due 02/04/2025		2,830	3,835
8.875% due 10/14/2019		9,400	12,432
8.875% due 04/15/2024		8,057	10,998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2024	BRL	26,700	$32,651

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		15,354	9,258
10.000% due 01/01/2017		18,912	10,280
10.000% due 01/01/2021		11,121	5,777

China Development Bank Corp.
5.000% due 10/15/2015		$500	541

Colombia Government International Bond
7.375% due 01/27/2017		11,600	13,746
8.125% due 05/21/2024		6,500	8,265
10.375% due 01/28/2033		275	415
11.750% due 02/25/2020		725	1,094

Export-Import Bank of China
4.875% due 07/21/2015		2,050	2,207
5.250% due 07/29/2014		6,625	7,192

Export-Import Bank of Korea
4.000% due 01/29/2021		4,500	4,115
5.125% due 06/29/2020		4,200	4,247

Guatemala Government Bond
9.250% due 08/01/2013		1,845	2,094
10.250% due 11/08/2011		1,000	1,051

Hong Kong Government International Bond
5.125% due 08/01/2014		750	820

Indonesia Government International Bond
5.875% due 03/13/2020		33,700	36,101
6.750% due 03/10/2014		5,800	6,409
6.875% due 03/09/2017		11,200	12,778
6.875% due 01/17/2018		2,000	2,275
7.500% due 01/15/2016		100	116
8.500% due 10/12/2035		200	258
9.500% due 07/15/2031	IDR	163,000,000	19,031
10.000% due 02/15/2028		72,686,000	8,960
11.625% due 03/04/2019		$6,300	9,072

Korea Development Bank
8.000% due 01/23/2014		3,885	4,433

Korea Housing Finance Corp.
4.125% due 12/15/2015		3,500	3,577

Mexico Government International Bond
6.750% due 09/27/2034		3,900	4,419
7.250% due 12/15/2016	MXN	52,000	4,429

Panama Government International Bond
7.250% due 03/15/2015		$10,225	11,938
8.875% due 09/30/2027		2,600	3,523

Peru Government International Bond
7.125% due 03/30/2019		500	592
7.350% due 07/21/2025		8,300	9,906
8.375% due 05/03/2016		4,000	4,930
8.750% due 11/21/2033		6,068	8,177

Philippines Government International Bond
6.375% due 01/15/2032		10,478	11,094
6.375% due 10/23/2034		8,900	9,412
6.500% due 01/20/2020		7,500	8,522
7.750% due 01/14/2031		4,200	5,087
8.375% due 06/17/2019		5,410	6,844

Poland Government International Bond
4.000% due 10/27/2024		55	51

Qatar Government International Bond
4.000% due 01/20/2015		1,400	1,452
5.250% due 01/20/2020		10,200	10,639
6.400% due 01/20/2040		5,500	5,816

Russia Government International Bond
7.500% due 03/31/2030		55,339	64,643

South Africa Government International Bond
5.250% due 05/16/2013	EUR	1,050	1,556
5.875% due 05/30/2022		$750	808
6.500% due 06/02/2014		10,600	11,898
6.875% due 05/27/2019		4,240	4,945

94	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkey Government International Bond
5.625% due 03/30/2021		23,700	24,292
6.750% due 04/03/2018		4,500	5,040
6.750% due 05/30/2040		9,200	9,591
6.875% due 03/17/2036		3,700	3,935
7.000% due 03/11/2019		1,300	1,476
7.250% due 03/05/2038		2,800	3,104

Uruguay Government International Bond
6.875% due 01/19/2016	EUR	13,000	20,358
7.625% due 03/21/2036		$1,000	1,200
8.000% due 11/18/2022		12,054	15,067
9.250% due 05/17/2017		100	128

Venezuela Government International Bond
7.750% due 10/13/2019		1,200	830
8.250% due 10/13/2024		4,100	2,661

Vietnam Government International Bond
4.000% due 03/12/2028		10,000	8,360
6.875% due 01/15/2016		3,000	3,229

Total Sovereign Issues (Cost $520,481)			569,471

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Ally Financial, Inc.
7.000% due 01/15/2016	3,000	$2,792

Total Preferred Securities (Cost $2,824)		2,792

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.5%

REPURCHASE AGREEMENTS 0.4%

Banc of America Securities LLC
0.140% due 04/01/2011	$1,000	1,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $1,021. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	15,601	15,601
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $15,915. Repurchase proceeds are $15,601.)

		16,601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT TREASURY BILLS 0.4%
9.520% due 04/19/2011	EGP	93,800	$15,669

U.S. TREASURY BILLS 0.2%
0.157% due 06/16/2011 - 09/15/2011 (d)(f)(h)		$7,971	7,967

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 2.5%
		10,565,436	105,845

Total Short-Term Instruments (Cost $146,791)			146,082

Total Investments 100.7% (Cost $4,058,220)			$4,231,385

Written Options (j) (0.2%) (Premiums $5,904)			(8,445)

Other Assets and Liabilities (Net) (0.5%)			(22,776)

Net Assets 100.0%			$4,200,164

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $2,549 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $22,398 at a weighted average interest rate of 0.293%. On March 31, 2011, securities valued at $6,460 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $3,825 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	535	$109
90-Day Eurodollar June Futures	Long	06/2011	448	1,294
90-Day Eurodollar June Futures	Long	06/2013	108	(332)
90-Day Eurodollar March Futures	Long	03/2012	1,560	(501)
90-Day Eurodollar September Futures	Long	09/2011	2,867	824

				$1,394

(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CenturyLink, Inc.	BOA	(0.595%	)	06/20/2017	1.529%	$	5,000	$262	$0	$262
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.595%		5,000	220	0	220
CSX Corp.	UBS	(0.880%	)	06/20/2017	0.585%		5,000	(87)	0	(87)
FBG Finance Ltd.	BCLY	(1.600%	)	06/20/2015	0.683%		1,000	(38)	0	(38)
HCP, Inc.	BOA	(1.227%	)	03/20/2018	1.098%		5,000	(42)	0	(42)
Limited Brands, Inc.	GSC	(2.410%	)	09/20/2017	2.181%		2,000	(27)	0	(27)
Marsh & McLennan Cos., Inc.	BCLY	(0.760%	)	09/20/2015	0.934%		5,000	36	0	36
Pulte Group, Inc.	DUB	(1.000%	)	03/20/2014	2.337%		10,500	395	327	68
Springleaf Finance Corp.	MLP	(1.370%	)	12/20/2017	5.679%		2,500	465	0	465
Springleaf Finance Corp.	RBS	(1.300%	)	12/20/2017	5.679%		2,500	473	0	473

								$1,657	$327	$1,330

See Accompanying Notes	Annual Report	March 31, 2011	95

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	12/20/2011	0.967%	$	27,800	$858	$623	$235
America Movil S.A.B. de C.V.	DUB	1.000%	09/20/2011	0.425%		4,500	14	0	14
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.475%		5,900	32	(15)	47
American International Group, Inc.	DUB	5.000%	09/20/2013	0.935%		100	10	(13)	23
American International Group, Inc.	RBS	1.975%	03/20/2013	0.767%		5,000	122	0	122
Biomet, Inc.	CSFB	8.000%	03/20/2014	1.923%		1,473	248	0	248
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2015	0.647%	EUR	2,800	58	(421)	479
BP Capital Markets America, Inc.	BCLY	1.000%	09/20/2011	0.173%	$	100	1	(7)	8
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.173%		900	4	(64)	68
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		5,500	136	(77)	213
BP Capital Markets America, Inc.	GSC	1.000%	09/20/2011	0.173%		1,200	5	(62)	67
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.173%		600	3	(44)	47
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.655%		1,200	215	36	179
Brazil Government International Bond	BCLY	1.360%	08/20/2011	0.346%		1,800	10	0	10
Brazil Government International Bond	BCLY	1.370%	08/20/2011	0.346%		1,800	10	0	10
Brazil Government International Bond	BCLY	1.000%	03/20/2016	1.081%		1,600	(6)	(7)	1
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%		15,300	(54)	(60)	6
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.047%		10,000	(18)	(94)	76
Brazil Government International Bond	MSC	1.470%	02/20/2017	1.209%		700	11	0	11
California State General Obligation Bonds, Series 2003	CITI	3.050%	12/20/2020	2.074%		13,000	901	0	901
California State General Obligation Bonds, Series 2003	GSC	1.580%	09/20/2011	0.703%		8,000	37	0	37
Celestica, Inc.	BCLY	2.850%	09/20/2011	0.499%		2,100	25	0	25
Chesapeake Energy Corp.	CSFB	1.710%	09/20/2012	0.666%		4,500	72	0	72
Chesapeake Energy Corp.	JPM	5.000%	09/20/2014	1.455%		1,900	229	(142)	371
China Government International Bond	BCLY	1.000%	06/20/2011	0.184%		13,200	28	72	(44)
China Government International Bond	BCLY	1.000%	09/20/2015	0.615%		4,000	68	38	30
China Government International Bond	BNP	1.000%	09/20/2015	0.615%		2,900	49	27	22
China Government International Bond	CITI	1.000%	09/20/2015	0.615%		1,400	24	13	11
China Government International Bond	HSBC	1.000%	09/20/2015	0.615%		1,100	18	10	8
China Government International Bond	MSC	1.000%	09/20/2015	0.615%		3,100	53	25	28
China Government International Bond	RBS	1.000%	09/20/2015	0.615%		4,000	68	37	31
Citigroup, Inc.	MSC	0.163%	06/20/2011	0.406%		12,000	(6)	0	(6)
Codelco, Inc.	BCLY	1.000%	12/20/2011	0.296%		9,400	52	15	37
Colombia Government International Bond	UBS	1.070%	01/20/2012	0.358%		1,000	8	0	8
Connecticut State General Obligation Notes, Series 2007	GSC	1.600%	03/20/2021	1.329%		6,000	126	0	126
Continental Resources, Inc.	BCLY	5.000%	12/20/2013	1.608%	EUR	2,200	282	103	179
Continental Resources, Inc.	UBS	5.000%	12/20/2013	1.608%		4,200	538	214	324
Dynegy Holdings, Inc.	BCLY	5.000%	09/20/2014	8.706%	$	1,800	(184)	(360)	176
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%		1,000	(104)	(122)	18
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%		9,800	(1,019)	(1,155)	136
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%		5,100	(531)	(626)	95
El Paso Corp.	BOA	5.000%	09/20/2014	1.133%		400	53	(30)	83
El Paso Corp.	CSFB	5.000%	09/20/2014	1.133%		6,300	832	(466)	1,298
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	0.898%		600	3	(15)	18
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	0.898%		800	4	(20)	24
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	0.898%		800	4	(26)	30
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%		900	(2)	(7)	5
Emirate of Abu Dhabi	MSC	1.000%	06/20/2016	1.096%		1,000	(4)	(7)	3
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	0.898%		300	1	(10)	11
France Government Bond	DUB	0.250%	09/20/2015	0.659%		2,500	(44)	(91)	47
France Government Bond	DUB	0.250%	03/20/2016	0.724%		7,200	(161)	(256)	95
France Government Bond	GSC	0.250%	03/20/2016	0.724%		6,800	(152)	(227)	75
France Government Bond	JPM	0.250%	09/20/2015	0.659%		3,500	(62)	(123)	61
France Telecom S.A.	UBS	0.330%	09/20/2011	0.138%	EUR	3,900	6	0	6
France Telecom S.A.	WAC	0.325%	09/20/2011	0.138%		3,900	5	0	5
Freeport-McMoRan Copper & Gold, Inc.	BOA	0.910%	06/20/2012	0.249%	$	1,800	15	0	15
Freeport-McMoRan Copper & Gold, Inc.	MSC	0.890%	06/20/2012	0.249%		5,950	49	0	49
Gazprom OAO Via Morgan Stanley Bank AG	DUB	1.490%	09/20/2017	1.765%		5,000	(77)	0	(77)
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	0.366%		5,200	305	134	171
General Electric Capital Corp.	BOA	1.000%	12/20/2012	0.545%		1,400	11	(45)	56
General Electric Capital Corp.	BOA	7.000%	06/20/2013	0.650%		400	57	0	57
General Electric Capital Corp.	CITI	7.250%	03/20/2012	0.352%		500	35	0	35
General Electric Capital Corp.	CITI	6.950%	03/20/2013	0.606%		5,000	636	0	636
General Electric Capital Corp.	CITI	3.950%	03/20/2017	1.272%		9,425	1,386	0	1,386
General Electric Capital Corp.	DUB	1.070%	12/20/2012	0.551%		3,540	33	0	33
General Electric Capital Corp.	GSC	5.000%	06/20/2012	0.366%		5,000	293	(350)	643
GenOn Energy, Inc.	GSC	5.000%	09/20/2014	5.244%		4,000	(24)	(657)	633
Goldman Sachs Group, Inc.	MSC	0.235%	06/20/2012	0.308%		4,000	(3)	0	(3)
HCA, Inc.	CSFB	5.000%	03/20/2014	1.984%		880	74	(132)	206
HSBC Finance Corp.	DUB	5.000%	12/20/2011	0.102%		100	3	5	(2)
HSBC Finance Corp.	DUB	5.000%	09/20/2013	0.293%		120	14	11	3
Indonesia Government International Bond	HSBC	1.000%	12/20/2015	1.285%		4,250	(52)	(92)	40
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.285%		6,250	(78)	(130)	52
Indonesia Government International Bond	RBS	1.390%	12/20/2011	0.270%		5,000	43	0	43
Indonesia Government International Bond	RBS	1.525%	12/20/2011	0.270%		3,000	29	0	29

96	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	19,400	$34	$0	$34
Mexico Government International Bond	CITI	1.000%	03/20/2016	1.021%	$	9,900	(7)	(76)	69
Mexico Government International Bond	GSC	2.050%	09/20/2013	0.670%		210	7	0	7
Mexico Government International Bond	GSC	1.000%	03/20/2015	0.890%		30,000	136	(595)	731
Mexico Government International Bond	HSBC	1.000%	03/20/2016	1.021%		4,900	(3)	(47)	44
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.024%		650	(3)	0	(3)
Mexico Government International Bond	MSC	2.070%	09/20/2013	0.670%		530	19	0	19
Mexico Government International Bond	MSC	2.170%	09/20/2013	0.670%		120	5	0	5
Mexico Government International Bond	RBS	1.000%	12/20/2015	0.991%		5,000	3	(79)	82
Mexico Government International Bond	UBS	1.000%	03/20/2015	0.890%		17,900	81	(324)	405
New Jersey State General Obligation Bonds, Series 2001	GSC	1.970%	03/20/2021	1.562%		1,000	31	0	31
New York State General Obligation Bonds, Series 2005	MSC	1.950%	12/20/2020	1.377%		13,000	523	0	523
NRG Energy, Inc.	CSFB	5.000%	06/20/2015	3.565%		1,000	57	(15)	72
NRG Energy, Inc.	UBS	5.000%	06/20/2015	3.565%		500	28	(8)	36
Peru Government International Bond	MSC	1.960%	10/20/2016	1.439%		600	21	0	21
Petrobras International Finance Co.	CITI	1.000%	09/20/2011	0.493%		9,000	25	(37)	62
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		15,500	56	(192)	248
Petrobras International Finance Co.	JPM	1.000%	09/20/2011	0.493%		2,600	7	(9)	16
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%		900	3	(5)	8
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.285%		4,100	(49)	(141)	92
Petroleos Mexicanos	BCLY	0.880%	04/20/2011	0.519%		11,500	48	0	48
Philippines Government International Bond	BNP	1.000%	09/20/2015	1.126%		2,300	(11)	(52)	41
Philippines Government International Bond	CITI	1.000%	09/20/2015	1.126%		4,900	(25)	(110)	85
Philippines Government International Bond	CITI	1.770%	12/20/2017	1.515%		5,200	82	0	82
Philippines Government International Bond	DUB	2.500%	09/20/2017	1.488%		4,500	269	0	269
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.488%		300	17	0	17
Philippines Government International Bond	UBS	2.260%	03/20/2013	0.539%		3,800	132	0	132
Poland Government International Bond	DUB	1.000%	12/20/2015	1.408%		13,520	(242)	(133)	(109)
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		1,000	(4)	(2)	(2)
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		1,000	(4)	(3)	(1)
Qatar Government International Bond	UBS	1.000%	12/20/2014	0.969%		2,100	3	(30)	33
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	BCLY	1.650%	07/20/2011	0.799%		3,900	23	0	23
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	CSFB	1.870%	10/20/2012	1.193%		1,400	27	0	27
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MSC	2.000%	10/20/2012	1.193%		3,000	65	0	65
SLM Corp.	BOA	0.820%	06/20/2012	0.597%		4,500	13	0	13
South Africa Government International Bond	CSFB	1.000%	12/20/2020	1.499%		2,150	(86)	(83)	(3)
South Africa Government International Bond	MSC	1.000%	12/20/2020	1.499%		4,500	(178)	(147)	(31)
Sprint Nextel Corp.	UBS	1.000%	09/20/2017	3.569%		3,100	(423)	(469)	46
Sprint Nextel Corp.	UBS	1.000%	06/20/2019	3.783%		3,400	(583)	(615)	32
SunGard Data Systems, Inc.	BCLY	5.000%	09/20/2014	3.280%		500	29	(55)	84
SunGard Data Systems, Inc.	CITI	5.000%	09/20/2014	3.280%		2,100	120	(234)	354
SunGard Data Systems, Inc.	CSFB	5.000%	09/20/2014	3.280%		2,400	138	(270)	408
Telecom Italia Capital S.A.	UBS	0.520%	09/20/2011	0.263%	EUR	3,900	7	0	7
Telecom Italia Capital S.A.	WAC	0.525%	09/20/2011	0.263%		3,900	7	0	7
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.450%	$	9,000	206	75	131
United Kingdom Gilt	CSFB	1.000%	09/20/2015	0.483%		2,300	51	23	28
Uruguay Government International Bond	DUB	1.050%	01/20/2012	0.942%		3,000	8	0	8
Verizon Communications, Inc.	CITI	1.000%	06/20/2013	0.313%		200	2	1	1
Wells Fargo & Co.	BCLY	1.000%	03/20/2013	0.281%		2,000	29	(41)	70
Wells Fargo & Co.	CITI	1.000%	03/20/2013	0.281%		1,100	15	(25)	40
Wells Fargo & Co.	MSC	1.000%	03/20/2013	0.281%		900	12	(21)	33

							$6,346	$(8,309)	$14,655

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015	$	37,000	$(407)	$(158)	$(249)
CDX.IG-14 5-Year Index	CSFB	(1.000%	)	06/20/2015		1,800	(20)	(8)	(12)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015		4,400	(49)	(19)	(30)

							$(476)	$(185)	$(291)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	$	31,600	$3,495	$3,318	$177
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		9,600	1,160	1,199	(39)
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		3,900	471	487	(16)
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		10,400	1,257	1,316	(59)
CDX.EM-13 5-Year Index	RBS	5.000%	06/20/2015		20,000	2,417	2,380	37
CDX.EM-13 5-Year Index	UBS	5.000%	06/20/2015		11,000	1,329	1,308	21

See Accompanying Notes	Annual Report	March 31, 2011	97

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	600	$79	$77	$2
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		22,400	2,948	2,778	170
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		20,100	2,644	2,492	152
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		10,900	1,435	1,352	83
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		6,000	790	725	65
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		4,600	605	598	7
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		28,100	3,943	3,794	149
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		8,666	35	0	35
CDX.HY-10 3-Year Index 25-35%	MLP	2.360%	06/20/2011		2,000	12	0	12
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		26,100	905	942	(37)
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		61,800	2,144	(386)	2,530
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		13,100	455	278	177
CDX.IG-6 5-Year Index	DUB	0.400%	06/20/2011		16,252	7	22	(15)
CDX.IG-6 5-Year Index	MSC	0.400%	06/20/2011		956	0	0	0
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016		52,000	118	140	(22)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		158,200	358	329	29
CDX.IG-16 5-Year Index	GSC	1.000%	06/20/2016		167,500	380	322	57
iTraxx Europe 5 Index	MSC	0.400%	06/20/2011	EUR	2,480	2	14	(12)
iTraxx Europe Crossover 5 Index	DUB	2.900%	06/20/2011		4,682	42	87	(45)
iTraxx Europe Crossover 5 Index	JPM	2.900%	06/20/2011		6,665	59	129	(70)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012		2,820	2	51	(48)
iTraxx Europe Crossover 9 Index	DUB	6.500%	06/20/2013		23,920	2,884	254	2,630
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015	$	28,500	(568)	(1,277)	709
MCDX-15 5-Year Index	MSC	1.000%	12/20/2015		13,400	(267)	(589)	322

						$29,141	$22,140	$7,001

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM	EUR	23,000	$588	$0	$588
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC	BRL	37,300	395	47	348
Pay	1-Year BRL-CDI	11.140%	01/02/2012	JPM		8,200	87	10	77
Pay	1-Year BRL-CDI	11.650%	01/02/2012	GSC		32,800	562	217	345
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		70,200	197	237	(40)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		2,400	4	0	4
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		49,800	129	0	129
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		49,600	211	61	150
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		56,000	372	444	(72)
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	DUB	$	45,100	547	415	132
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	CITI		111,500	3,663	8,302	(4,639)
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	RBS		105,000	3,450	7,271	(3,821)
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	UBS		4,900	161	222	(61)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		10,000	142	632	(490)
Pay	6-Month EUR-EURIBOR	2.500%	09/15/2011	HSBC	EUR	11,000	180	65	115
Pay	28-Day MXN TIIE	7.780%	04/09/2019	JPM	MXN	20,000	8	19	(11)

							$10,696	$17,942	$(7,246)

98	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(j)	Written options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	5,200	$36	$(76)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,300	36	(77)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		10,400	67	(152)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		240,600	1,920	(3,512)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		29,000	301	(452)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		28,400	278	(443)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.900%	05/23/2011		74,800	449	(441)
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.200%	05/23/2011		74,800	352	(155)

								$3,439	$(5,308)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	5,100	$16	$(9)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		12,200	40	(12)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011		11,800	59	(34)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		9,800	30	(17)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		16,800	62	(17)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		19,300	41	(45)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		19,300	79	(56)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		13,000	43	(23)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		13,000	40	(13)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		8,400	33	(19)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		8,400	39	(24)
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		3,800	13	(7)
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		3,800	17	(4)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	05/18/2011		11,900	29	(14)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	05/18/2011		11,900	64	(1)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	06/15/2011		3,700	11	(6)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		3,700	11	(4)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		7,100	20	(13)
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011		6,600	35	(19)
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011		16,800	75	(67)

							$757	$(404)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	23,300	$123	$(195)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		23,300	118	(195)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		80,400	899	(1,422)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		52,200	568	(921)

						$1,708	$(2,733)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	170	$1,142,600	EUR	174,900	$7,361
Sales	1,770	1,437,400		374,300	10,066
Closing Buys	(1,740)	(1,342,100)		(549,200)	(9,562)
Expirations	0	(54,200)		0	(359)
Exercised	(200)	(329,600)		0	(1,602)

Balance at 03/31/2011	0	$854,100	EUR	0	$5,904

See Accompanying Notes	Annual Report	March 31, 2011	99

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(k)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.388%	08/28/2017	03/31/2011	$3,513	$3,513	0.08%

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	66,578	04/2011	RBS	$3,558	$0	$3,558
Sell	BRL	98,184	04/2011	BCLY	0	(2,267)	(2,267)
Buy		98,184	04/2011	HSBC	1,380	0	1,380
Sell		98,184	06/2011	HSBC	0	(1,422)	(1,422)
Buy	CAD	34,184	06/2011	BNP	221	0	221
Buy	CNY	191,614	06/2011	HSBC	0	(8)	(8)
Buy		108,478	09/2011	BCLY	229	0	229
Buy		122,000	02/2012	DUB	128	0	128
Buy		342,856	02/2012	JPM	636	0	636
Buy	EUR	2,708	04/2011	BCLY	142	0	142
Sell		173	04/2011	BCLY	0	(3)	(3)
Sell		2,173	04/2011	BNP	0	(82)	(82)
Sell		1,898	04/2011	BOA	0	(132)	(132)
Buy		1,699	04/2011	CITI	91	0	91
Sell		5,288	04/2011	CITI	0	(314)	(314)
Buy		1,480	04/2011	MSC	28	0	28
Buy		709	04/2011	RBC	0	0	0
Sell		9,350	04/2011	RBS	0	(412)	(412)
Sell		253,961	05/2011	RBS	0	(10,140)	(10,140)
Sell	GBP	16,863	06/2011	CITI	19	0	19
Sell		16,862	06/2011	CSFB	28	0	28
Sell	HUF	3,615,059	07/2011	BCLY	0	(1,290)	(1,290)
Sell		1,825,390	07/2011	CITI	0	(689)	(689)
Sell		2,034,000	07/2011	MSC	0	(684)	(684)
Sell	IDR	255,600,000	07/2011	HSBC	0	(609)	(609)
Buy	INR	186,500	08/2011	DUB	110	0	110
Buy		481,400	08/2011	HSBC	252	0	252
Buy		160,276	08/2011	JPM	83	0	83
Buy		735,206	08/2011	RBS	337	0	337
Buy	JPY	891,189	04/2011	BNP	0	(310)	(310)
Sell		559,969	04/2011	CSFB	183	0	183
Sell		958,091	04/2011	RBC	318	0	318
Sell		416,488	04/2011	RBS	0	(6)	(6)
Buy	KRW	20,582,000	05/2011	BCLY	441	0	441
Buy		26,670,230	05/2011	CITI	639	0	639
Buy		1,156,521	05/2011	GSC	33	0	33
Buy		2,708,000	05/2011	HSBC	52	0	52
Buy		6,245,400	05/2011	JPM	176	0	176
Buy		17,247,520	05/2011	RBS	497	0	497
Buy	MXN	7,125	07/2011	CITI	15	0	15
Buy		551,096	07/2011	DUB	1,017	0	1,017
Buy	MYR	11,100	08/2011	BCLY	64	0	64
Buy		21,750	08/2011	CITI	115	0	115
Buy		6,209	08/2011	HSBC	28	0	28
Buy		3,700	08/2011	JPM	18	0	18
Buy	NOK	195,968	05/2011	BCLY	1,359	0	1,359
Buy	PHP	14,000	06/2011	BOA	0	(2)	(2)
Buy		112,200	06/2011	CITI	20	(10)	10
Buy		29,822	06/2011	DUB	8	0	8
Buy		22,404	06/2011	HSBC	5	0	5
Buy		30,636	06/2011	JPM	8	0	8
Buy		32,222	06/2011	RBS	0	(6)	(6)
Sell		201,864	11/2011	BCLY	0	(98)	(98)
Buy	SGD	9,300	09/2011	BCLY	107	0	107
Buy		21,500	09/2011	CITI	251	0	251
Buy		10,400	09/2011	DUB	99	0	99
Buy		26,747	09/2011	JPM	275	0	275
Buy		21,900	09/2011	RBS	259	0	259
Buy	TRY	8,570	07/2011	HSBC	50	0	50

					$13,279	$(18,484)	$(5,205)

100	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$2,002	$189,237	$3,572	$194,811
Corporate Bonds & Notes
Banking & Finance	0	1,136,845	15,740	1,152,585
Industrials	0	1,307,736	37,590	1,345,326
Utilities	0	357,457	273	357,730
Convertible Bonds & Notes
Banking & Finance	0	3,256	0	3,256
Industrials	0	7,994	0	7,994
Municipal Bonds & Notes
Alaska	0	117	0	117
California	0	88,983	0	88,983
Illinois	0	1,073	0	1,073
Indiana	0	1,969	0	1,969
Iowa	0	186	0	186
Kentucky	0	540	0	540
Massachusetts	0	3,790	0	3,790
Minnesota	0	561	0	561
New Jersey	0	3,271	0	3,271
New York	0	35,493	0	35,493
Ohio	0	18,776	0	18,776
Pennsylvania	0	962	0	962
Tennessee	0	2,763	0	2,763
Texas	0	1,293	0	1,293
West Virginia	0	16,884	0	16,884
U.S. Government Agencies	0	8,313	0	8,313
U.S. Treasury Obligations	0	438	0	438
Mortgage-Backed Securities	0	239,276	0	239,276

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Asset-Backed Securities	$0	$15,364	$11,286	$26,650
Sovereign Issues	0	569,471	0	569,471
Preferred Securities
Banking & Finance	0	2,792	0	2,792
Short-Term Instruments
Repurchase Agreements	0	16,601	0	16,601
Egypt Treasury Bills	0	15,669	0	15,669
U.S. Treasury Bills	0	7,967	0	7,967
PIMCO Short-Term Floating NAV Portfolio	105,845	0	0	105,845
	$107,847	$4,055,077	$68,461	$4,231,385

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	23,824	0	23,824
Foreign Exchange Contracts	0	13,279	0	13,279
Interest Rate Contracts	2,227	1,888	0	4,115
	$2,227	$38,991	$0	$41,218

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,533)	0	(1,533)
Foreign Exchange Contracts	0	(18,484)	0	(18,484)
Interest Rate Contracts	(833)	(14,442)	(2,733)	(18,008)
	$(833)	$(34,459)	$(2,733)	$(38,025)

Totals	$109,241	$4,059,609	$65,728	$4,234,578

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Bank Loan Obligations	$0	$3,600	$0	$0	$0	$(28)	$0	$0	$3,572	$(28)
Corporate Bonds & Notes
Banking & Finance	1,056	5,965	(320)	36	47	(27)	8,983	0	15,740	(27)
Industrials	0	22,812	(101)	(26)	(6)	(133)	15,044	0	37,590	(133)
Utilities	0	0	0	0	0	0	273	0	273	0
Mortgage-Backed Securities	4,577	0	(571)	19	0	253	0	(4,278)	0	0
Asset-Backed Securities	2,633	11,740	(2,570)	17	10	21	0	(565)	11,286	(67)
Warrants
Energy	116	0	(91)	0	28	(53)	0	0	0	0

	$8,382	$44,117	$(3,653)	$46	$79	$33	$24,300	$(4,843)	$68,461	$(255)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(444)	0	0	0	620	(176)	0	0	0	0
Interest Rate Contracts	0	0	(1,708)	0	0	(1,025)	0	0	(2,733)	(1,025)

	$(444)	$0	$(1,708)	$0	$620	$(1,201)	$0	$0	$(2,733)	$(1,025)

Totals	$7,938	$44,117	$(5,361)	$46	$699	$(1,168)	$24,300	$(4,843)	$65,728	$(1,280)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Annual Report	March 31, 2011	101

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

March 31, 2011

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$511	$511
Unrealized appreciation on foreign currency contracts	0	0	0	13,279	0	13,279
Unrealized appreciation on swap agreements	0	23,824	0	0	1,888	25,712

	$0	$23,824	$0	$13,279	$2,399	$39,502

Liabilities:
Written options outstanding	$0	$404	$0	$0	$8,041	$8,445
Unrealized depreciation on foreign currency contracts	0	0	0	18,484	0	18,484
Unrealized depreciation on swap agreements	0	1,129	0	0	9,134	10,263

	$0	$1,533	$0	$18,484	$17,175	$37,192

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$24,362	$0	$(6,166)	$39,029	$57,225
Net realized (loss) on foreign currency transactions	0	0	0	(7,512)	0	(7,512)

	$0	$24,362	$0	$(13,678)	$39,029	$49,713

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$17,411	$0	$581	$(29,803)	$(11,811)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(7,205)	0	(7,205)

	$0	$17,411	$0	$(6,624)	$(29,803)	$(19,016)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,394 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$5,492	$(5,530)	$(38)
BNP	(67)	0	(67)
BOA	3,002	(2,985)	17
CITI	11,791	(12,137)	(346)
CSFB	2,079	(1,690)	389
DUB	6,504	(6,110)	394
GSC	1,119	(1,270)	(151)
HSBC	1,057	(870)	187
JPM	5,513	(5,220)	293
MLP	606	(570)	36
MSC	(1,022)	10	(1,012)
RBC	318	(280)	38
RBS	(3,859)	2,199	(1,660)
UBS	1,169	(1,000)	(169)
WAC	12	0	12

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

102	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Emerging Local Bond Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Westpac Banking Corp.
0.500% due 12/14/2012		$8,000	$8,006

Total Australia (Cost $8,000)			8,006

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%

Qtel International Finance Ltd.
3.375% due 10/14/2016		$200	193

Total Bermuda (Cost $193)			193

BRAZIL 12.2%

CORPORATE BONDS & NOTES 0.7%

Banco do Brasil S.A.
3.007% due 07/02/2014		$5,900	5,956
4.500% due 01/22/2015		860	900

Banco Santander Brasil S.A.
2.409% due 03/18/2014		26,800	26,896

Banco Votorantim Ltd.
3.308% due 03/28/2014		11,800	11,785

Cia Energetica de Sao Paulo
9.750% due 01/15/2015	BRL	5,750	4,820

			50,357

SOVEREIGN ISSUES 11.5%

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		273,529	164,940
10.000% due 01/01/2013		75,925	44,606
10.000% due 01/01/2017		977,382	530,969
10.000% due 01/01/2021		90,016	46,787

			787,302

Total Brazil (Cost $767,609)			837,659

CANADA 0.0%

CORPORATE BONDS & NOTES 0.0%

Sino-Forest Corp.
10.250% due 07/28/2014		$1,100	1,224

Total Canada (Cost $1,231)			1,224

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

Hyundai Capital Auto Funding Ltd.
1.254% due 09/20/2016		$8,000	7,945

CORPORATE BONDS & NOTES 0.0%

CFG Investment SAC
9.250% due 12/19/2013		600	633

Total Cayman Islands (Cost $8,448)			8,578

CHILE 0.4%

CORPORATE BONDS & NOTES 0.3%

Banco Santander Chile
1.553% due 04/20/2012		$17,000	17,000

Codelco, Inc.
4.750% due 10/15/2014		1,000	1,073

			18,073

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	1,510,478	$3,598

Bonos del Banco Central de Chile en UF
3.000% due 05/01/2017		647,348	1,371
3.000% due 07/01/2018		1,208,383	2,564
3.000% due 10/01/2018		32,367	68

			7,601

Total Chile (Cost $23,732)			25,674

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%

Parkson Retail Group Ltd.
7.875% due 11/14/2011		$1,900	1,961

Total China (Cost $1,964)			1,961

COLOMBIA 4.1%

CORPORATE BONDS & NOTES 0.2%

Empresas Publicas de Medellin ESP
8.375% due 02/01/2021	COP	29,422,000	16,282

SOVEREIGN ISSUES 3.9%

Bogota Distrito Capital
9.750% due 07/26/2028		31,200,000	19,384

Colombia Government International Bond
2.117% due 11/16/2015		$21,580	22,335
3.859% due 03/18/2013		2,100	2,147
7.750% due 04/14/2021	COP	51,943,000	30,075
8.250% due 12/22/2014		$2,040	2,438
9.850% due 06/28/2027	COP	120,546,000	77,951
12.000% due 10/22/2015		162,443,000	111,154

			265,484

Total Colombia (Cost $262,968)			281,766

EGYPT 0.3%

BANK LOAN OBLIGATIONS 0.2%

Petroleum Export Ltd.
3.309% due 12/07/2012		$11,685	11,656

CORPORATE BONDS & NOTES 0.1%

Petroleum Export Ltd.
5.265% due 06/15/2011		3,462	3,459

Petroleum Export II Ltd.
6.340% due 06/20/2011		5,275	5,261

			8,720

SOVEREIGN ISSUES 0.0%

Egypt Government International Bond
8.750% due 07/18/2012	EGP	10,800	1,673

Total Egypt (Cost $22,312)			22,049

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%

El Salvador Government International Bond
8.500% due 07/25/2011		$5,800	5,925

Total El Salvador (Cost $5,884)			5,925

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 0.4%

CORPORATE BONDS & NOTES 0.4%

Dexia Credit Local S.A.
0.553% due 01/12/2012		$28,900	$28,769

Total France (Cost $28,900)			28,769

GERMANY 0.0%

CORPORATE BONDS & NOTES 0.0%

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	700	993

Total Germany (Cost $955)			993

GUATEMALA 0.1%

SOVEREIGN ISSUES 0.1%

Guatemala Government Bond
9.250% due 08/01/2013		$840	954
10.250% due 11/08/2011		5,700	5,992

Total Guatemala (Cost $6,918)			6,946

HUNGARY 1.1%

SOVEREIGN ISSUES 1.1%

Hungary Government Bond
5.500% due 02/12/2014	HUF	730,040	3,804
5.500% due 02/12/2016		6,319,600	31,897
6.000% due 10/12/2011		1,060,000	5,655
6.000% due 10/24/2012		537,300	2,857
6.500% due 06/24/2019		620,000	3,180
6.750% due 11/24/2017		478,000	2,510
7.500% due 11/12/2020		4,270,000	23,222

Total Hungary (Cost $70,535)			73,125

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%

ICICI Bank Ltd.
2.062% due 02/24/2014		$7,800	7,756
5.750% due 01/12/2012		6,700	6,900
5.875% due 10/20/2011		500	511
6.625% due 10/03/2012		2,500	2,655

ICICI Bank UK PLC
0.930% due 02/27/2012		4,000	3,948

State Bank of India
0.810% due 12/15/2011		15,000	14,936
4.500% due 07/27/2015		1,000	1,020

Total India (Cost $37,775)			37,726

INDONESIA 9.1%

CORPORATE BONDS & NOTES 0.3%

Majapahit Holding BV
7.250% due 10/17/2011		$22,900	23,521

SOVEREIGN ISSUES 8.8%

Indonesia Government International Bond
6.750% due 03/10/2014		2,440	2,696
7.375% due 09/15/2016	IDR	245,000,000	27,923
8.250% due 07/15/2021		35,000,000	4,062
8.375% due 09/15/2026		222,000,000	24,672
9.500% due 06/15/2015		19,349,000	2,385
9.500% due 07/15/2023		112,807,000	13,880
9.500% due 07/15/2031		917,211,000	107,089
10.000% due 07/15/2017		79,000,000	10,062
10.000% due 09/15/2024		168,000,000	21,247
10.000% due 02/15/2028		503,351,000	62,049

See Accompanying Notes	Annual Report	March 31, 2011	103

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.500% due 08/15/2030	IDR	958,989,000	$122,139
10.500% due 07/15/2038		295,238,000	36,718
11.000% due 12/15/2012		127,850,000	15,766
11.000% due 10/15/2014		85,000,000	10,882
11.000% due 11/15/2020		618,548,000	85,149
11.000% due 09/15/2025		170,000,000	22,985
11.250% due 05/15/2014		850,000	109
11.500% due 09/15/2019		46,330,000	6,478
12.800% due 06/15/2021		166,974,000	25,389
13.450% due 08/15/2011		50,000	6

			601,686

Total Indonesia (Cost $555,345)			625,207

IRELAND 0.1%

CORPORATE BONDS & NOTES 0.1%

DanFin Funding Ltd.
1.003% due 07/16/2013		$5,000	4,998

Total Ireland (Cost $5,000)			4,998

ITALY 0.2%

CORPORATE BONDS & NOTES 0.2%

Intesa Sanpaolo SpA
2.712% due 02/24/2014		$10,000	10,137

Total Italy (Cost $10,000)			10,137

KAZAKHSTAN 2.1%

CORPORATE BONDS & NOTES 2.1%

Intergas Finance BV
6.875% due 11/04/2011		$8,390	8,705

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011		25,900	26,094

KazMunayGas National Co.
8.375% due 07/02/2013		72,395	80,630

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		23,428	24,833

Total Kazakhstan (Cost $138,052)			140,262

LUXEMBOURG 0.5%

CORPORATE BONDS & NOTES 0.5%

Fiat Finance & Trade S.A.
9.000% due 07/30/2012	EUR	7,300	11,004

Sberbank Via SB Capital S.A.
5.930% due 11/14/2011		$9,000	9,321
6.480% due 05/15/2013		14,150	15,441

Total Luxembourg (Cost $34,468)			35,766

MALAYSIA 1.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
7.000% due 05/22/2012		$7,535	8,010

Petronas Global Sukuk Ltd.
4.250% due 08/12/2014		1,000	1,049

			9,059

SOVEREIGN ISSUES 1.0%

Malaysia Government International Bond
3.835% due 08/12/2015	MYR	194,980	65,081
7.500% due 07/15/2011		$1,050	1,068

			66,149

Total Malaysia (Cost $73,511)			75,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 11.3%

CORPORATE BONDS & NOTES 0.4%

BBVA Bancomer S.A.
7.250% due 04/22/2020		$1,000	$1,011

Hipotecaria Su Casita S.A. de C.V.
6.180% due 06/25/2012	MXN	152,860	3,887
6.420% due 03/26/2012		23,650	608

Pemex Project Funding Master Trust
0.910% due 12/03/2012		$14,500	14,551
5.500% due 02/24/2025	EUR	5,000	6,858

Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	25,000	2,122

			29,037

SOVEREIGN ISSUES 10.9%

Mexico Government International Bond
7.000% due 06/19/2014		471,300	40,413
7.750% due 12/14/2017		704,300	61,267
8.000% due 12/17/2015		53,100	4,658
8.000% due 06/11/2020		455,900	39,781
8.500% due 06/23/2011		443,321	37,637
8.500% due 12/13/2018		2,291,267	206,584
9.000% due 12/20/2012		1,012,018	90,078
9.500% due 12/18/2014		2,924,102	269,610

			750,028

Total Mexico (Cost $748,222)			779,065

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

NXP BV
3.748% due 10/15/2013	EUR	20,980	29,659

Volkswagen International Finance NV
0.917% due 04/01/2014		$33,000	33,039

Total Netherlands (Cost $61,490)			62,698

PANAMA 0.1%

SOVEREIGN ISSUES 0.1%

Panama Government International Bond
7.250% due 03/15/2015		$5,510	6,433
9.375% due 07/23/2012		1,300	1,449

Total Panama (Cost $7,767)			7,882

PERU 1.5%

SOVEREIGN ISSUES 1.5%

Peru Government International Bond
6.850% due 02/12/2042	PEN	35,500	11,921
6.900% due 08/12/2037		34,550	11,884
7.840% due 08/12/2020		99,150	38,002
9.125% due 02/21/2012		$8,000	8,600
9.910% due 05/05/2015	PEN	86,234	35,533

Total Peru (Cost $107,753)			105,940

PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.1%

National Power Corp.
4.562% due 08/23/2011		$5,500	5,547

SOVEREIGN ISSUES 0.3%

Philippines Government International Bond
4.950% due 01/15/2021	PHP	1,006,000	22,784

Total Philippines (Cost $28,293)			28,331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 10.7%

SOVEREIGN ISSUES 10.7%

Poland Government International Bond
0.000% due 07/25/2012	PLN	14,000	$4,641
0.000% due 10/25/2012		419,200	137,037
0.000% due 01/25/2013		86,400	27,865
4.250% due 05/24/2011		43,920	15,473
4.750% due 04/25/2012		64,400	22,693
5.000% due 10/24/2013		30,000	10,534
5.000% due 04/25/2016		73,600	25,207
5.250% due 04/25/2013		50,000	17,689
5.250% due 10/25/2017		57,140	19,370
5.250% due 10/25/2020		40,600	13,342
5.500% due 04/25/2015		956,450	335,307
5.750% due 04/25/2014		243,680	86,896
6.250% due 07/03/2012		$1,000	1,070
6.250% due 10/24/2015	PLN	56,790	20,457

Total Poland (Cost $689,428)			737,581

QATAR 1.1%

CORPORATE BONDS & NOTES 1.0%

Qatar Petroleum
5.579% due 05/30/2011		$1,585	1,595

Ras Laffan Liquefied Natural Gas Co. Ltd.
8.294% due 03/15/2014		9,210	10,029

Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012		44,880	46,588
5.500% due 09/30/2014		8,600	9,237
5.832% due 09/30/2016		3,089	3,319

			70,768

SOVEREIGN ISSUES 0.1%

Qatar Government International Bond
5.150% due 04/09/2014		3,200	3,440

Total Qatar (Cost $73,714)			74,208

RUSSIA 5.9%

CORPORATE BONDS & NOTES 5.8%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.381% due 06/27/2012	EUR	2,350	3,443
5.670% due 03/05/2014		$4,570	4,891
6.103% due 06/27/2012		46,200	48,612
7.700% due 08/07/2013		5,700	6,386

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		1,191	1,298

Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		15,779	16,490

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		96,550	109,923

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		1,000	1,206

Gazprom Via Gaz Capital S.A.
4.560% due 12/09/2012	EUR	2,600	3,838
7.343% due 04/11/2013		$1,700	1,874
7.510% due 07/31/2013		7,500	8,353
8.125% due 07/31/2014		9,050	10,360

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		9,950	10,864
7.175% due 05/16/2013		39,670	43,191
9.000% due 06/11/2014		5,810	6,685

Sberbank Via SB Capital S.A.
6.468% due 07/02/2013		11,660	12,702

Severstal OAO Via Steel Capital S.A.
9.750% due 07/29/2013		5,000	5,655

104	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TNK-BP Finance S.A.
6.125% due 03/20/2012		$21,050	$22,024
6.875% due 07/18/2011		41,265	42,114
7.500% due 03/13/2013		5,800	6,358

VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		22,135	23,587
7.500% due 10/12/2011		6,000	6,173
8.250% due 06/30/2011	EUR	2,450	3,524

			399,551

SOVEREIGN ISSUES 0.1%

Russia Government International Bond
7.850% due 03/10/2018	RUB	200,000	7,198

Total Russia (Cost $400,623)			406,749

SOUTH AFRICA 10.8%

SOVEREIGN ISSUES 10.8%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	440	652
6.750% due 03/31/2021	ZAR	1,497,600	193,879
7.250% due 01/15/2020		1,538,600	208,370
7.375% due 04/25/2012		$5,000	5,362
7.500% due 01/15/2014	ZAR	131,900	19,720
8.000% due 12/21/2018		101,060	14,433
8.250% due 09/15/2017		1,678,300	246,112
8.750% due 12/21/2014		76,900	11,853
13.500% due 09/15/2015		221,800	39,688

Total South Africa (Cost $683,579)			740,069

SOUTH KOREA 1.5%

CORPORATE BONDS & NOTES 0.2%

Korea Exchange Bank
0.633% due 07/20/2012		$11,000	10,895

Woori Bank
0.670% due 09/14/2011		2,800	2,775

			13,670

SOVEREIGN ISSUES 1.3%

Export-Import Bank of Korea
1.334% due 02/14/2013	EUR	5,100	6,924
1.360% due 03/13/2012		$40,200	40,191
5.500% due 10/17/2012		3,900	4,106
5.875% due 01/14/2015		2,000	2,192

Korea Development Bank
0.509% due 09/12/2011		1,800	1,797
0.592% due 11/22/2012		3,200	3,140
1.246% due 04/03/2014	EUR	4,500	6,112
5.300% due 01/17/2013		$9,200	9,714
5.750% due 05/13/2012		1,000	1,040
8.000% due 01/23/2014		4,800	5,477

Korea National Housing Corp.
0.562% due 11/22/2011		9,000	8,963

			89,656

Total South Korea (Cost $101,740)			103,326

THAILAND 3.5%

SOVEREIGN ISSUES 3.5%

Thailand Government Bond
3.625% due 05/22/2015	THB	4,045,200	135,127
3.875% due 06/13/2019		2,180,201	73,759
5.125% due 03/13/2018		508,330	18,367
5.250% due 05/12/2014		192,890	6,744
6.150% due 07/07/2026		118,000	4,827

Total Thailand (Cost $219,222)			238,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TUNISIA 0.8%

SOVEREIGN ISSUES 0.8%

Banque Centrale de Tunisie S.A.
4.750% due 04/07/2011	EUR	5,500	$7,814
6.250% due 02/20/2013		1,000	1,462
7.375% due 04/25/2012		$42,500	44,625

Total Tunisia (Cost $53,497)			53,901

TURKEY 6.2%

SOVEREIGN ISSUES 6.2%

Turkey Government International Bond
0.000% due 05/11/2011	TRY	215,300	138,350
0.000% due 08/03/2011		250,000	157,638
0.000% due 11/16/2011		21,900	13,487
0.000% due 01/25/2012		66,500	40,256
4.000% due 04/29/2015 (c)		6,457	4,499
9.000% due 06/30/2011		$4,250	4,351
10.000% due 02/15/2012 (c)	TRY	910	633
10.500% due 01/15/2020		49,630	34,441
11.000% due 08/06/2014		7,300	5,011
11.500% due 01/23/2012		$3,000	3,255
12.000% due 08/14/2013 (c)	TRY	5,367	4,301
14.000% due 09/26/2012		8,600	5,962
16.000% due 03/07/2012		19,600	13,494
16.000% due 08/28/2013		3,600	2,681

Total Turkey (Cost $426,036)			428,359

UNITED ARAB EMIRATES 0.3%

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi
5.500% due 08/02/2012		$20,600	21,754

Total United Arab Emirates (Cost $21,580)			21,754

UNITED KINGDOM 0.6%

CORPORATE BONDS & NOTES 0.6%

Barclays Bank PLC
0.509% due 09/11/2017		$750	718

HBOS PLC
0.509% due 09/06/2017		2,500	2,125

Nationwide Building Society
1.392% due 12/22/2016	EUR	1,150	1,548

Royal Bank of Scotland Group PLC
0.570% due 03/30/2012		$28,400	28,450
1.203% due 04/23/2012		6,100	6,151

Vodafone Group PLC
0.590% due 02/27/2012		200	201

Total United Kingdom (Cost $39,127)			39,193

UNITED STATES 2.9%

ASSET-BACKED SECURITIES 0.0%

Citigroup Mortgage Loan Trust, Inc.
0.290% due 12/25/2036		$370	354
1.150% due 07/25/2037		680	668

Countrywide Asset-Backed Certificates
0.350% due 05/25/2047		210	202
0.350% due 09/25/2047		734	721

Credit-Based Asset Servicing & Securitization LLC
0.370% due 07/25/2037		50	45

MASTR Asset-Backed Securities Trust
0.330% due 05/25/2037		505	483

Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036		377	202

Soundview Home Equity Loan Trust
1.050% due 10/25/2037		13	14

			2,689

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

Georgia-Pacific Corp.
2.307% due 12/20/2012	$87	$87
2.310% due 12/21/2012	3,327	3,329

Petroleum Export III Ltd.
3.810% due 04/08/2013	3,450	3,442

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011	18,450	18,304

		25,162

CORPORATE BONDS & NOTES 2.4%

Ally Financial, Inc.
3.512% due 02/11/2014	13,600	13,644
6.875% due 09/15/2011	800	815

American International Group, Inc.
5.375% due 10/18/2011	4,525	4,599

Anadarko Petroleum Corp.
7.625% due 03/15/2014	4,000	4,566

Anheuser-Busch InBev Worldwide, Inc.
3.000% due 10/15/2012	4,000	4,114

Bank of America N.A.
0.590% due 06/15/2016	12,000	11,192

CIT Group, Inc.
5.250% due 04/01/2014	18,000	18,110

Citibank N.A.
0.309% due 09/21/2012	3,200	3,203

Dow Chemical Co.
2.562% due 08/08/2011	3,100	3,124

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	2,200	2,264
9.875% due 08/10/2011	2,400	2,469

General Electric Capital Corp.
0.394% due 04/28/2011	6,500	6,501

Hewlett-Packard Co.
1.360% due 05/27/2011	8,000	8,014

John Deere Capital Corp.
1.060% due 06/10/2011	5,100	5,108

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016	1,000	934

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012	700	697

NextEra Energy Capital Holdings, Inc.
1.189% due 06/17/2011	4,900	4,908

PACCAR, Inc.
1.484% due 09/14/2012	4,000	4,068

Pemex Project Funding Master Trust
0.910% due 12/03/2012	10,000	10,035

Pfizer, Inc.
4.450% due 03/15/2012	1,500	1,556

Reynolds American, Inc.
1.010% due 06/15/2011	9,600	9,608

SLM Corp.
0.533% due 10/25/2011	300	297
5.375% due 05/15/2014	600	622

Time Warner Entertainment Co. LP
8.875% due 10/01/2012	600	664

Verizon Communications, Inc.
0.918% due 03/28/2014	33,000	33,205

Wachovia Bank N.A.
0.640% due 03/15/2016	400	376
0.690% due 11/03/2014	1,800	1,730

See Accompanying Notes	Annual Report	March 31, 2011	105

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Corp.
0.433% due 10/15/2011	$1,000	$1,001
0.433% due 04/23/2012	2,000	2,002
0.673% due 10/15/2016	2,400	2,227

Weyerhaeuser Co.
6.750% due 03/15/2012	6,750	7,097

		168,750

MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Funding Corp.
5.641% due 03/20/2036	418	367

BCAP LLC Trust
0.420% due 01/25/2037	1,101	686

Bear Stearns Adjustable Rate Mortgage Trust
4.827% due 01/25/2035	56	52
5.675% due 02/25/2036	428	316

Bear Stearns Alt-A Trust
2.987% due 09/25/2035	78	61
4.198% due 08/25/2036 (a)	651	211

Citigroup Mortgage Loan Trust, Inc.
2.737% due 03/25/2034	76	77
5.492% due 07/25/2046	292	214

Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	374	285

Countrywide Home Loan Mortgage Pass-Through Trust
5.783% due 09/25/2047	187	136

GSR Mortgage Loan Trust
5.269% due 11/25/2035	344	290

Harborview Mortgage Loan Trust
5.505% due 08/19/2036	149	121

Homebanc Mortgage Trust
5.797% due 04/25/2037	385	334

Luminent Mortgage Trust
0.430% due 12/25/2036	186	118

MASTR Adjustable Rate Mortgages Trust
0.550% due 05/25/2047	800	280

MASTR Alternative Loans Trust
0.650% due 03/25/2036	147	47

Morgan Stanley Mortgage Loan Trust
3.632% due 06/25/2036	103	101

Residential Accredit Loans, Inc.
5.714% due 02/25/2036 (a)	331	180

Residential Asset Securitization Trust
0.650% due 01/25/2046 (a)	395	183

Sequoia Mortgage Trust
2.463% due 01/20/2047	159	129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
5.786% due 03/25/2036	$346	$264

WaMu Mortgage Pass-Through Certificates
5.119% due 01/25/2037	299	234
5.270% due 04/25/2037	198	145
5.398% due 12/25/2036	179	142
5.846% due 09/25/2036	293	233

Wells Fargo Mortgage-Backed Securities Trust
0.750% due 07/25/2037	465	388

		5,594

Total United States (Cost $201,354)		202,195

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%

PCCW-HKT Capital Ltd.
8.000% due 11/15/2011	$1,000	1,034

Total Virgin Islands (British) (Cost $1,038)		1,034

SHORT-TERM INSTRUMENTS 8.2%

CERTIFICATES OF DEPOSIT 3.7%

Banco Bradesco S.A.
1.955% due 01/24/2013	$35,100	35,342

Banco Do Brasil S.A.
0.000% due 06/27/2011	5,500	5,496
0.000% due 08/15/2011	46,000	46,096

Industrial & Commercial Bank of China Ltd.
0.550% due 05/18/2011	22,000	22,000

Itau Unibanco S.A.
0.000% due 05/12/2011	23,000	22,971
0.000% due 08/11/2011	23,000	22,889
1.300% due 09/06/2011	50,000	49,701
1.700% due 09/12/2011	40,000	39,753
1.750% due 01/17/2012	7,900	7,797

		252,045

COMMERCIAL PAPER 0.1%

BMW U.S. Capital LLC
0.470% due 04/26/2011	5,800	5,798

REPURCHASE AGREEMENTS 0.2%

Banc of America Securities LLC
0.140% due 04/01/2011	17,000	17,000

(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $17,343. Repurchase proceeds are $17,000.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		$7,200	$7,056
2.596% due 12/29/2011		17,400	17,052

Bank Negara Malaysia Monetary Notes
2.836% due 06/02/2011	MYR	4,130	1,357
2.857% due 08/23/2011		30,000	9,794
2.907% due 04/05/2011		9,121	3,011

Bank of Thailand
2.030% due 07/07/2011	THB	73,000	2,398

Mexico Cetes
4.644% due 04/07/2011	MXN	211,000	17,726
4.654% due 09/22/2011		86,800	7,138

WM Wrigley Jr. Co.
1.684% due 06/28/2011		$8,500	8,505

			74,037

EGYPT TREASURY BILLS 0.1%
9.520% due 04/19/2011	EGP	25,000	4,176

INDONESIA TREASURY BILLS 0.1%
5.250% due 04/07/2011 - 05/05/2011 (b)	IDR	86,071,000	9,863

TURKEY TREASURY BILLS 0.1%
6.901% due 07/20/2011	TRY	9,000	5,696

U.S. TREASURY BILLS 0.1%
0.160% due 06/09/2011 - 09/15/2011 (b)(e)		$9,832	9,828

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 2.7%
		18,254,268	182,871

Total Short-Term Instruments (Cost $560,020)			561,314

Total Investments 99.4% (Cost $6,488,283)			$6,824,595

Written Options (g) (0.0%) (Premiums $1,086)			(374)

Other Assets and Liabilities (Net) 0.6%			41,039

Net Assets 100.0%			$6,865,260

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $8,928 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

106	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(f)	Swap agreements outstanding on March 31, 2011:

Asset Swaps
Underlying Asset	Receive	Pay Floating Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Indonesia Government International Bond 10.000% due 07/15/2017	6-Month USD-LIBOR	Cash Flow from Underlying Asset	07/22/2017	DUB	$	4,066	$153	$(455)	$608
Indonesia Government International Bond 11.000% due 10/15/2014	6-Month USD-LIBOR	Cash Flow from Underlying Asset	10/17/2014	BCLY		67,470	5,971	(2,347)	8,318
Malaysia Government International Bond 3.756% due 04/28/2011	6-Month USD-LIBOR	Cash Flow from Underlying Asset	05/02/2011	BCLY		36,140	5,936	152	5,784
Malaysia Government International Bond 4.262% due 09/15/2016	6-Month USD-LIBOR	Cash Flow from Underlying Asset	09/19/2016	CITI		30,052	4,212	916	3,296

							$16,272	$(1,734)	$18,006

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil S.A.B. de C.V.	DUB	1.000%	09/20/2011	0.425%	$	15,100	$46	$0	$46
Egypt Government International Bond	JPM	1.000%	03/20/2016	3.390%		4,900	(510)	(615)	105
Emirate of Abu Dhabi	BNP	1.000%	03/20/2016	1.067%		25,000	(71)	(153)	82
Emirate of Abu Dhabi	HSBC	1.000%	06/20/2016	1.100%		21,000	(96)	(102)	6
Emirate of Abu Dhabi	MSC	1.000%	06/20/2016	1.096%		1,500	(6)	(11)	5
Kazakhstan Government International Bond	CSFB	1.000%	03/20/2013	0.644%		15,000	110	76	34
Kazakhstan Government International Bond	JPM	1.000%	03/20/2013	0.644%		15,000	110	76	34
Kazakhstan Government International Bond	MSC	1.000%	03/20/2013	0.644%		15,000	110	67	43
Kazakhstan Government International Bond	RBS	1.000%	03/20/2013	0.644%		15,000	110	55	55
Panama Government International Bond	BCLY	1.000%	03/20/2012	0.305%		10,000	71	63	8
Panama Government International Bond	CSFB	1.000%	03/20/2012	0.305%		30,000	214	197	17
Panama Government International Bond	DUB	1.000%	03/20/2012	0.305%		50,000	356	317	39
Panama Government International Bond	MSC	1.000%	03/20/2012	0.305%		15,000	107	103	4
Peru Government International Bond	CITI	1.000%	03/20/2012	0.550%		25,000	118	164	(46)
Peru Government International Bond	CSFB	1.000%	03/20/2012	0.550%		30,000	141	187	(46)
Peru Government International Bond	DUB	1.000%	03/20/2012	0.550%		50,000	236	317	(81)
Qatar Government International Bond	CSFB	1.000%	03/20/2016	1.085%		25,000	(92)	(153)	61
Qatar Government International Bond	HSBC	1.000%	06/20/2016	1.106%		500	(3)	(4)	1
Qatar Government International Bond	MSC	1.000%	06/20/2016	1.106%		1,000	(5)	(7)	2
Russia Government International Bond	CITI	1.000%	03/20/2012	0.345%		35,000	236	215	21
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	BCLY	1.000%	09/20/2011	0.600%		32,000	72	62	10
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	JPM	1.000%	03/20/2012	0.904%		10,000	12	(5)	17

							$1,266	$849	$417

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC	BRL	55,800	$365	$113	$252
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		55,000	347	43	304
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		64,600	684	52	632
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		350,000	3,709	295	3,414
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS		350,000	(761)	(1,031)	270
Pay	1-Year BRL-CDI	11.260%	01/02/2012	CITI		105,000	(222)	0	(222)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		180,000	(321)	(528)	207
Pay	1-Year BRL-CDI	11.330%	01/02/2012	MLP		230,000	(347)	(5)	(342)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		74,200	687	(81)	768
Pay	1-Year BRL-CDI	11.440%	01/02/2012	GSC		8,600	76	1	75
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC		100,000	(53)	4	(57)
Pay	1-Year BRL-CDI	11.570%	01/02/2012	GSC		116,000	1,097	58	1,039
Pay	1-Year BRL-CDI	11.570%	01/02/2012	JPM		68,600	649	0	649
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		100,000	436	605	(169)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		32,900	563	(47)	610
Pay	1-Year BRL-CDI	11.650%	01/02/2012	GSC		182,400	3,126	1,175	1,951
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		70,000	1,200	434	766

See Accompanying Notes	Annual Report	March 31, 2011	107

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	JPM	BRL	93,200	$1,598	$677	$921
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		10,500	180	59	121
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		121,900	2,166	893	1,273
Pay	1-Year BRL-CDI	11.670%	01/02/2012	MSC		14,400	256	156	100
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		75,000	733	0	733
Pay	1-Year BRL-CDI	11.880%	01/02/2012	HSBC		240,000	1,727	1,512	215
Pay	1-Year BRL-CDI	11.940%	01/02/2012	GSC		60,000	706	0	706
Pay	1-Year BRL-CDI	11.970%	01/02/2012	HSBC		593,800	620	(155)	775
Pay	1-Year BRL-CDI	12.020%	01/02/2012	JPM		200,000	268	0	268
Pay	1-Year BRL-CDI	12.140%	01/02/2012	RBC		43,000	291	6	285
Pay	1-Year BRL-CDI	12.480%	01/02/2012	MSC		33,900	342	0	342
Pay	1-Year BRL-CDI	14.415%	01/02/2012	BCLY		68,600	3,850	(566)	4,416
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		63,500	3,981	538	3,443
Pay	1-Year BRL-CDI	14.770%	01/02/2012	BCLY		47,100	2,957	0	2,957
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		500,500	1,298	3,508	(2,210)
Pay	1-Year BRL-CDI	12.075%	01/02/2013	DUB		128,600	(378)	0	(378)
Pay	1-Year BRL-CDI	12.075%	01/02/2013	MLP		350,000	(1,029)	0	(1,029)
Pay	1-Year BRL-CDI	12.550%	01/02/2013	RBS		268,000	2,224	2,424	(200)
Pay	1-Year BRL-CDI	11.860%	01/02/2014	MLP		25,800	(161)	42	(203)
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		2,000	4	5	(1)
Pay	3-Month MYR-KLIBOR	3.200%	12/03/2013	BCLY	MYR	12,850	(55)	0	(55)
Pay	3-Month MYR-KLIBOR	2.980%	12/09/2013	BCLY		11,780	(74)	0	(74)
Pay	3-Month MYR-KLIBOR	3.810%	08/11/2014	BCLY		15,300	2	0	2
Pay	3-Month MYR-KLIBOR	3.720%	08/18/2014	DUB		40,000	(36)	0	(36)
Pay	3-Month MYR-KLIBOR	3.900%	10/29/2014	DUB		5,000	5	0	5
Pay	3-Month MYR-KLIBOR	3.720%	06/11/2015	JPM		64,000	(179)	0	(179)
Pay	3-Month MYR-KLIBOR	3.720%	06/14/2015	BCLY		83,000	(235)	0	(235)
Pay	3-Month MYR-KLIBOR	4.160%	07/22/2020	BOA		130,500	(1,311)	0	(1,311)
Pay	3-Month MYR-KLIBOR	4.170%	07/27/2020	BOA		81,600	(807)	(6)	(801)
Pay	3-Month MYR-KLIBOR	4.020%	09/20/2020	DUB		95,600	(1,416)	(7)	(1,409)
Pay	3-Month MYR-KLIBOR	4.260%	11/02/2020	JPM		18,600	(158)	0	(158)
Pay	3-Month PLN-WIBOR	5.000%	08/16/2012	CITI	PLN	481,420	(339)	(67)	(272)
Receive	3-Month USD-LIBOR	3.750%	06/15/2021	CITI	$	25,000	(156)	405	(561)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		21,700	309	1,261	(952)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		13,300	189	725	(536)
Pay	3-Month ZAR-JIBAR	7.545%	09/17/2020	BCLY	ZAR	99,000	(844)	(6)	(838)
Pay	6-Month HUF-BBR	6.000%	09/15/2015	JPM	HUF	4,380,900	137	0	137
Pay	6-Month HUF-BBR	6.150%	09/15/2015	BCLY		4,689,200	300	97	203
Pay	6-Month HUF-BBR	6.150%	09/15/2015	HSBC		8,385,000	537	(96)	633
Pay	6-Month HUF-BBR	6.150%	09/15/2015	JPM		300,000	19	(8)	27
Pay	6-Month HUF-BBR	6.180%	08/24/2020	MSC		2,950,000	(227)	0	(227)
Receive	6-Month PLN-WIBOR	5.590%	02/11/2021	MSC	PLN	124,400	286	167	119
Receive	6-Month PLN-WIBOR	5.610%	02/11/2021	DUB		51,700	90	3	87
Receive	6-Month PLN-WIBOR	5.750%	09/15/2021	CITI		30,000	12	30	(18)
Receive	6-Month PLN-WIBOR	5.750%	09/15/2021	HSBC		30,000	13	31	(18)
Pay	6-Month THB-THBFIX Reuters	2.870%	02/04/2014	BCLY	THB	106,060	(35)	0	(35)
Pay	6-Month THB-THBFIX Reuters	3.160%	04/21/2014	BCLY		136,500	(3)	0	(3)
Pay	6-Month THB-THBFIX Reuters	3.200%	04/22/2014	BCLY		105,400	2	0	2
Pay	6-Month THB-THBFIX Reuters	3.030%	04/24/2014	BCLY		65,700	(12)	0	(12)
Pay	6-Month THB-THBFIX Reuters	3.620%	08/19/2014	DUB		785,000	148	(25)	173
Pay	6-Month THB-THBFIX Reuters	3.390%	01/29/2015	CITI		1,088,000	(85)	62	(147)
Pay	6-Month THB-THBFIX Reuters	3.395%	06/22/2020	BCLY		285,000	(496)	0	(496)
Pay	6-Month THB-THBFIX Reuters	3.320%	07/27/2020	BOA		1,382,300	(2,801)	0	(2,801)
Pay	6-Month THB-THBFIX Reuters	3.320%	07/29/2020	JPM		413,900	(845)	(4)	(841)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	3,800,000	(218)	(96)	(122)
Pay	28-Day MXN TIIE	9.190%	07/29/2015	JPM		996,000	7,254	0	7,254
Pay	28-Day MXN TIIE	5.860%	08/12/2015	BCLY		354,000	(1,288)	0	(1,288)
Pay	28-Day MXN TIIE	5.860%	08/12/2015	MSC		347,000	(1,262)	13	(1,275)
Pay	28-Day MXN TIIE	5.950%	09/09/2015	HSBC		600,000	(2,084)	(7)	(2,077)
Pay	28-Day MXN TIIE	5.950%	09/09/2015	MSC		995,000	(3,456)	340	(3,796)
Pay	28-Day MXN TIIE	6.170%	09/15/2017	JPM		65,800	(378)	(1)	(377)
Pay	28-Day MXN TIIE	6.170%	09/15/2017	MLP		500,000	(2,869)	(3)	(2,866)
Pay	28-Day MXN TIIE	8.050%	12/26/2018	CITI		50	0	0	0
Pay	28-Day MXN TIIE	7.780%	04/09/2019	BCLY		1,400	0	(1)	1
Pay	28-Day MXN TIIE	8.450%	06/03/2019	JPM		500	2	0	2
Pay	28-Day MXN TIIE	6.960%	07/27/2020	MLP		210,000	(1,069)	567	(1,636)
Pay	28-Day MXN TIIE	8.760%	09/03/2029	BCLY		30,000	53	0	53

							$19,488	$13,561	$5,927

108	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(g)	Written options outstanding on March 31, 2011:

Foreign Currency Options
Description		Exercise Price	Expiration Date		Notional Amount	Premium	Market Value
Call - OTC USD versus KRW	KRW	1,200.000	05/12/2011	$	90,810	$923	$(66)
Put - OTC USD versus KRW		1,080.000	06/27/2011		24,300	163	(308)

						$1,086	$(374)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	0	$7,945	$278
Sales	3,210	573,910	3,992
Closing Buys	(1,620)	(458,800)	(2,209)
Expirations	0	(7,945)	(278)
Exercised	(1,590)	0	(697)

Balance at 03/31/2011	0	$115,110	$1,086

(h)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	8,520	04/2011	BCLY	$219	$0	$219
Sell		22,552	04/2011	DUB	0	(313)	(313)
Buy		43,070	04/2011	HSBC	881	0	881
Sell		99,757	04/2011	HSBC	0	(1,402)	(1,402)
Buy		1,262	04/2011	JPM	23	0	23
Buy		8,412	04/2011	MSC	164	0	164
Buy		61,043	04/2011	UBS	1,919	0	1,919
Sell		352,108	05/2011	HSBC	0	(7,357)	(7,357)
Buy		119,156	06/2011	HSBC	1,682	0	1,682
Sell		6,176	06/2011	UBS	0	(94)	(94)
Buy		8,192	07/2011	DUB	124	0	124
Buy		41,765	07/2011	UBS	612	0	612
Buy	CAD	12,345	06/2011	BNP	80	0	80
Buy	CLP	2,451,466	06/2011	JPM	121	0	121
Buy	CNY	131,240	04/2011	CITI	47	0	47
Sell		131,240	04/2011	JPM	0	(45)	(45)
Buy		66,540	06/2011	BCLY	207	0	207
Buy		33,850	06/2011	CITI	192	0	192
Buy		42,376	06/2011	DUB	62	(19)	43
Buy		139,936	06/2011	JPM	486	(9)	477
Buy		13,434	06/2011	MSC	61	0	61
Buy		80,056	06/2011	UBS	280	0	280
Buy		18,465	11/2011	BCLY	11	(4)	7
Buy		44,864	11/2011	CITI	57	(61)	(4)
Buy		32,125	11/2011	DUB	0	(30)	(30)
Buy		13,314	11/2011	HSBC	0	(14)	(14)
Sell		750	11/2011	HSBC	0	(1)	(1)
Buy		43,537	11/2011	JPM	80	(20)	60
Buy		12,182	11/2011	RBS	2	0	2
Buy		19,388	11/2011	UBS	0	(1)	(1)
Buy		15,850	02/2012	BCLY	0	(16)	(16)
Buy		32,400	02/2012	CITI	35	0	35
Sell		131,240	02/2012	CITI	0	(48)	(48)
Buy		277,126	02/2012	DUB	307	0	307
Buy		86,658	02/2012	GSC	66	0	66
Buy		40,283	02/2012	HSBC	30	0	30
Buy		196,184	02/2012	JPM	19	(33)	(14)
Buy		66,210	02/2012	UBS	289	0	289
Buy		97,095	08/2013	DUB	452	0	452
Buy		31,920	09/2015	DUB	77	0	77
Buy		31,950	09/2015	JPM	301	0	301
Sell	COP	13,209,675	04/2011	BCLY	3	(1)	2
Buy		52,081,000	04/2011	CITI	0	(642)	(642)
Sell		74,992,975	04/2011	CITI	13	(140)	(127)
Buy		41,852,100	04/2011	DUB	411	(545)	(134)
Sell		41,838,000	04/2011	DUB	421	0	421
Buy		18,071,250	04/2011	JPM	516	0	516
Buy		14,438,600	04/2011	MSC	119	0	119
Buy		17,035,295	04/2011	RBS	0	(318)	(318)
Sell		13,437,595	04/2011	UBS	0	(40)	(40)

See Accompanying Notes	Annual Report	March 31, 2011	109

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	7,368	04/2011	BCLY	$58	$0	$58
Sell		1,818	04/2011	BCLY	0	(34)	(34)
Sell		785	04/2011	BOA	0	(29)	(29)
Sell		19,002	04/2011	CITI	0	(1,276)	(1,276)
Sell		8,709	04/2011	JPM	0	(29)	(29)
Buy		13,130	04/2011	MSC	131	0	131
Sell		9,051	04/2011	MSC	0	(19)	(19)
Sell		9,014	04/2011	RBC	0	(472)	(472)
Buy		210	04/2011	RBS	10	0	10
Sell		12,518	04/2011	RBS	0	(602)	(602)
Sell		19,001	04/2011	UBS	0	(1,306)	(1,306)
Sell	HKD	20,000	04/2011	CITI	0	(7)	(7)
Buy		25,819	04/2011	DUB	0	(4)	(4)
Buy		14,000	04/2011	HSBC	0	(2)	(2)
Sell		19,819	04/2011	HSBC	0	(7)	(7)
Buy		20,000	09/2011	CITI	8	0	8
Buy		19,819	09/2011	HSBC	7	0	7
Buy	HUF	3,401,451	07/2011	BCLY	560	0	560
Sell		2,052,744	07/2011	BCLY	0	(683)	(683)
Buy		200,788	07/2011	BOA	55	0	55
Sell		3,172,501	07/2011	CITI	0	(789)	(789)
Buy		13,018,977	07/2011	DUB	6,314	0	6,314
Sell		5,370,983	07/2011	DUB	0	(1,587)	(1,587)
Buy		1,481,312	07/2011	JPM	862	0	862
Sell		2,197,908	07/2011	JPM	0	(745)	(745)
Sell	IDR	30,908,500	04/2011	BCLY	0	(49)	(49)
Buy		169,345,813	04/2011	CITI	1,616	0	1,616
Sell		99,633,460	04/2011	CITI	0	(909)	(909)
Buy		56,430,000	04/2011	DUB	480	0	480
Sell		65,107,000	04/2011	DUB	0	(376)	(376)
Sell		35,860,000	04/2011	HSBC	0	(118)	(118)
Sell		93,374,600	04/2011	JPM	0	(522)	(522)
Sell		89,640,000	04/2011	RBS	0	(293)	(293)
Buy		72,482,141	04/2011	UBS	88	0	88
Sell		74,760,000	07/2011	BCLY	0	(522)	(522)
Buy		1,565,700	07/2011	CITI	8	0	8
Buy		2,007,300	07/2011	HSBC	13	0	13
Sell		36,199,667	07/2011	HSBC	0	(86)	(86)
Buy		91,955,000	07/2011	JPM	482	0	482
Sell		31,535,000	07/2011	JPM	0	(159)	(159)
Buy		73,936,000	10/2011	BCLY	318	0	318
Buy		46,650,000	10/2011	CITI	248	0	248
Sell		45,848,079	10/2011	RBS	0	(270)	(270)
Buy	ILS	4,018	05/2011	DUB	47	0	47
Sell		29,492	05/2011	HSBC	0	(461)	(461)
Buy		151,380	05/2011	MSC	1,843	0	1,843
Buy	INR	234,800	08/2011	CITI	161	0	161
Sell		215,339	08/2011	CITI	0	(74)	(74)
Buy		538,400	08/2011	DUB	319	0	319
Sell		938,174	08/2011	GSC	0	(303)	(303)
Buy		1,388,700	08/2011	HSBC	727	0	727
Buy		1,836,091	08/2011	JPM	430	0	430
Buy		2,122,140	08/2011	RBS	974	0	974
Sell		196,684	08/2011	RBS	0	(64)	(64)
Sell		298,119	08/2011	SOG	0	(103)	(103)
Sell	JPY	661,320	04/2011	DUB	49	0	49
Buy		449,383	04/2011	JPM	0	(116)	(116)
Sell		558,679	04/2011	RBC	185	0	185
Sell		2,465,678	04/2011	RBS	0	(35)	(35)
Buy	KRW	35,079,990	05/2011	BCLY	742	0	742
Buy		44,945,600	05/2011	CITI	1,327	0	1,327
Buy		1,655,659	05/2011	GSC	48	0	48
Buy		3,877,000	05/2011	HSBC	75	0	75
Buy		55,488,400	05/2011	JPM	2,394	0	2,394
Buy		1,254,491	05/2011	MSC	17	0	17
Buy		7,774,000	05/2011	RBS	203	0	203
Buy	MXN	60,552	07/2011	BCLY	48	0	48
Sell		124,533	07/2011	BCLY	0	(162)	(162)
Buy		231,877	07/2011	CITI	509	0	509
Sell		223,804	07/2011	CITI	0	(278)	(278)
Buy		494,003	07/2011	DUB	924	0	924
Sell		219,287	07/2011	DUB	0	(482)	(482)
Buy		1,057,561	07/2011	HSBC	1,543	0	1,543
Sell		128,834	07/2011	HSBC	0	(21)	(21)
Buy		61,198	07/2011	UBS	102	0	102

110	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	84,648	05/2011	JPM	$990	$0	$990
Buy		482,588	08/2011	BCLY	2,254	0	2,254
Buy		680,086	08/2011	CITI	3,039	0	3,039
Buy		61,095	08/2011	DUB	349	0	349
Buy		70,104	08/2011	GSC	95	0	95
Buy		186,570	08/2011	HSBC	832	0	832
Sell		12,324	08/2011	HSBC	0	(60)	(60)
Buy		243,541	08/2011	JPM	1,008	0	1,008
Buy	PEN	31,195	06/2011	DUB	0	(182)	(182)
Buy		35,341	08/2011	DUB	0	(234)	(234)
Buy		181,035	08/2011	MSC	0	(1,203)	(1,203)
Sell	PHP	21,880	04/2011	DUB	0	(4)	(4)
Buy		21,880	04/2011	JPM	2	0	2
Buy		83,704	06/2011	BCLY	30	0	30
Buy		337,600	06/2011	BOA	0	(91)	(91)
Buy		2,033,560	06/2011	CITI	359	(92)	267
Buy		450,465	06/2011	DUB	116	0	116
Buy		338,422	06/2011	HSBC	72	0	72
Buy		1,112,034	06/2011	JPM	117	(29)	88
Buy		296,585	06/2011	RBS	0	(61)	(61)
Buy		584,902	11/2011	BCLY	334	0	334
Buy		72,800	11/2011	CITI	34	0	34
Buy		439,550	11/2011	DUB	123	0	123
Buy		21,564	11/2011	JPM	72	0	72
Buy		1,743,300	03/2012	CITI	106	(21)	85
Sell		439,500	03/2012	GSC	0	(94)	(94)
Sell		21,880	03/2012	JPM	0	(2)	(2)
Sell	PLN	36,028	07/2011	CITI	0	(90)	(90)
Buy		74,663	08/2011	BCLY	224	0	224
Sell		71,109	08/2011	BCLY	19	(98)	(79)
Buy		1,194	08/2011	CITI	6	0	6
Buy		223,138	08/2011	DUB	1,125	0	1,125
Buy		5,753	08/2011	HSBC	4	0	4
Buy		212,994	08/2011	JPM	323	0	323
Sell		699	08/2011	JPM	0	(2)	(2)
Sell		41,466	08/2011	MSC	22	0	22
Sell		273,982	08/2011	UBS	0	(657)	(657)
Buy	RON	9,390	08/2011	CITI	179	0	179
Sell		18,169	08/2011	CITI	0	(386)	(386)
Buy	RUB	5,010,959	04/2011	BCLY	440	(8)	432
Sell		894,279	04/2011	BCLY	85	0	85
Buy		3,094,858	04/2011	CITI	6,943	0	6,943
Sell		3,094,858	04/2011	CITI	1	(455)	(454)
Buy		2,831,792	04/2011	DUB	5,876	0	5,876
Sell		2,831,792	04/2011	DUB	5	0	5
Sell		4,116,680	04/2011	GSC	624	0	624
Buy		1,271,950	04/2011	HSBC	3,237	0	3,237
Sell		1,271,950	04/2011	HSBC	2	0	2
Buy		2,876,305	04/2011	JPM	3,043	(2)	3,041
Sell		2,876,305	04/2011	JPM	679	0	679
Buy		604,122	04/2011	MSC	1,448	0	1,448
Sell		604,122	04/2011	MSC	1	0	1
Buy		155,750	04/2011	UBS	478	0	478
Sell		155,750	04/2011	UBS	0	0	0
Buy		6,107,142	07/2011	BCLY	114	(692)	(578)
Buy		2,931,466	07/2011	CITI	777	0	777
Buy		86,173	07/2011	DUB	0	(8)	(8)
Sell		205,056	07/2011	DUB	0	(33)	(33)
Buy		3,709,221	07/2011	JPM	0	(671)	(671)
Buy		97,034	07/2011	MSC	0	(5)	(5)
Sell	SGD	6,302	05/2011	CITI	0	0	0
Sell		300	05/2011	HSBC	0	(4)	(4)
Buy		240	05/2011	JPM	0	0	0
Buy		4,079	06/2011	BOA	47	0	47
Buy		5,268	06/2011	DUB	138	0	138
Buy		6,478	06/2011	GSC	140	0	140
Buy		19,077	09/2011	BCLY	176	(2)	174
Buy		35,400	09/2011	CITI	413	0	413
Buy		17,500	09/2011	DUB	167	0	167
Buy		46,851	09/2011	JPM	480	0	480
Buy		36,000	09/2011	RBS	426	0	426
Buy	THB	2,968,158	07/2011	BCLY	1,178	0	1,178
Sell		456,300	07/2011	CITI	0	(2)	(2)
Buy		4,698,244	07/2011	DUB	2,348	0	2,348
Buy		459,750	07/2011	GSC	116	0	116

See Accompanying Notes	Annual Report	March 31, 2011	111

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	THB	622,188	07/2011	HSBC	$257	$0	$257
Buy		2,305,989	07/2011	JPM	1,499	0	1,499
Sell		1,820,300	07/2011	JPM	151	0	151
Buy	TRY	16,156	07/2011	BCLY	251	0	251
Sell		118,090	07/2011	BCLY	0	(1,188)	(1,188)
Buy		8,208	07/2011	DUB	208	0	208
Buy		244,806	07/2011	GSC	834	0	834
Buy		48,392	07/2011	HSBC	1,049	0	1,049
Buy		304,365	07/2011	JPM	2,403	0	2,403
Sell		292,264	07/2011	JPM	0	(4,587)	(4,587)
Buy		13,084	07/2011	UBS	302	0	302
Buy	TWD	103,050	04/2011	BCLY	9	0	9
Sell		103,050	04/2011	BCLY	0	(3)	(3)
Buy		157,900	04/2011	DUB	56	0	56
Sell		157,900	04/2011	DUB	0	(13)	(13)
Buy		60,000	04/2011	GSC	5	0	5
Sell		60,000	04/2011	GSC	0	(5)	(5)
Buy		145,150	04/2011	HSBC	0	(62)	(62)
Sell		145,150	04/2011	HSBC	0	(12)	(12)
Buy		70,000	04/2011	JPM	6	0	6
Sell		70,000	04/2011	JPM	0	(7)	(7)
Buy		103,050	01/2012	BCLY	6	0	6
Buy		60,000	01/2012	GSC	7	0	7
Buy		70,000	01/2012	HSBC	8	0	8
Buy		70,000	01/2012	JPM	10	0	10
Buy	ZAR	49,384	04/2011	BCLY	88	0	88
Sell		2,263	04/2011	CITI	0	(6)	(6)
Buy		367,537	07/2011	BCLY	2,507	0	2,507
Sell		288,192	07/2011	BCLY	0	(1,993)	(1,993)
Buy		381,929	07/2011	CITI	1,155	0	1,155
Sell		196,090	07/2011	CITI	0	(878)	(878)
Buy		69,325	07/2011	DUB	677	0	677
Sell		653,699	07/2011	DUB	0	(5,776)	(5,776)
Buy		109,240	07/2011	HSBC	879	0	879
Buy		75,210	07/2011	JPM	733	0	733
Sell		209,295	07/2011	JPM	0	(1,577)	(1,577)
Sell		95,098	07/2011	MSC	0	(738)	(738)
Sell		102,544	07/2011	RBS	0	(800)	(800)
Sell		21,356	07/2011	UBS	0	(105)	(105)

					$88,610	$(47,085)	$41,525

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$8,006	$0	$8,006
Bermuda
Corporate Bonds & Notes	0	193	0	193
Brazil
Corporate Bonds & Notes	0	27,796	22,561	50,357
Sovereign Issues	0	787,302	0	787,302
Canada
Corporate Bonds & Notes	0	1,224	0	1,224
Cayman Islands
Asset-Backed Securities	0	0	7,945	7,945
Corporate Bonds & Notes	0	633	0	633
Chile
Corporate Bonds & Notes	0	18,073	0	18,073
Sovereign Issues	0	7,601	0	7,601
China
Corporate Bonds & Notes	0	1,961	0	1,961
Colombia
Corporate Bonds & Notes	0	16,282	0	16,282
Sovereign Issues	0	265,484	0	265,484
Egypt
Bank Loan Obligations	0	11,656	0	11,656
Corporate Bonds & Notes	0	8,720	0	8,720
Sovereign Issues	0	1,673	0	1,673

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
El Salvador
Sovereign Issues	$0	$5,925	$0	$5,925
France
Corporate Bonds & Notes	0	28,769	0	28,769
Germany
Corporate Bonds &a; Notes	0	993	0	993
Guatemala
Sovereign Issues	0	6,946	0	6,946
Hungary
Sovereign Issues	0	73,125	0	73,125
India
Corporate Bonds & Notes	0	29,970	7,756	37,726
Indonesia
Corporate Bonds & Notes	0	23,521	0	23,521
Sovereign Issues	0	601,686	0	601,686
Ireland
Corporate Bonds & Notes	0	4,998	0	4,998
Italy
Corporate Bonds & Notes	0	10,137	0	10,137
Kazakhstan
Corporate Bonds & Notes	0	140,262	0	140,262
Luxembourg
Corporate Bonds & Notes	0	35,766	0	35,766

112	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Malaysia
Corporate Bonds & Notes	$0	$9,059	$0	$9,059
Sovereign Issues	0	66,149	0	66,149
Mexico
Corporate Bonds & Notes	0	29,037	0	29,037
Sovereign Issues	0	750,028	0	750,028
Netherlands
Corporate Bonds & Notes	0	62,698	0	62,698
Panama
Sovereign Issues	0	7,882	0	7,882
Peru
Sovereign Issues	0	105,940	0	105,940
Philippines
Corporate Bonds & Notes	0	5,547	0	5,547
Sovereign Issues	0	22,784	0	22,784
Poland
Sovereign Issues	0	737,581	0	737,581
Qatar
Corporate Bonds & Notes	0	70,768	0	70,768
Sovereign Issues	0	3,440	0	3,440
Russia
Corporate Bonds & Notes	0	399,551	0	399,551
Sovereign Issues	0	7,198	0	7,198
South Africa
Sovereign Issues	0	740,069	0	740,069
South Korea
Corporate Bonds & Notes	0	13,670	0	13,670
Sovereign Issues	0	89,656	0	89,656
Thailand
Sovereign Issues	0	238,824	0	238,824
Tunisia
Sovereign Issues	0	53,901	0	53,901
Turkey
Sovereign Issues	0	428,359	0	428,359
United Arab Emirates
Sovereign Issues	0	21,754	0	21,754

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
United Kingdom
Corporate Bonds & Notes	$0	$39,193	$0	$39,193
United States
Asset-Backed Securities	0	2,689	0	2,689
Bank Loan Obligations	0	6,858	18,304	25,162
Corporate Bonds & Notes	0	168,750	0	168,750
Mortgage-Backed Securities	0	5,594	0	5,594
Virgin Islands (British)
Corporate Bonds & Notes	0	1,034	0	1,034
Short-Term Instruments
Certificates of Deposit	0	252,045	0	252,045
Commercial Paper	0	5,798	0	5,798
Repurchase Agreements	0	17,000	0	17,000
Short-Term Notes	0	74,037	0	74,037
Egypt Treasury Bills	0	4,176	0	4,176
Indonesia Treasury Bills	0	9,863	0	9,863
Turkey Treasury Bills	0	5,696	0	5,696
U.S. Treasury Bills	0	9,828	0	9,828
PIMCO Short-Term Floating NAV Portfolio	182,871	0	0	182,871
	$182,871	$6,585,158	$56,566	$6,824,595

Financial Derivative Instruments (7) - Assets
Credit Contracts	16	18,580	0	18,596
Foreign Exchange Contracts	0	88,610	0	88,610
Interest Rate Contracts	0	36,163	27	36,190
	$16	$143,353	$27	$143,396

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(173)	0	(173)
Foreign Exchange Contracts	0	(47,459)	0	(47,459)
Interest Rate Contracts	0	(30,263)	0	(30,263)
	$0	$(77,895)	$0	$(77,895)

Totals	$182,887	$6,650,616	$56,593	$6,890,096

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Brazil
Corporate Bonds & Notes	$4,081	$17,817	$0	$(179)	$0	$842	$0	$0	$22,561	$842
Cayman Islands
Asset-Backed Securities	0	7,812	0	7	0	126	0	0	7,945	126
India
Corporate Bonds & Notes	0	7,800	0	0	0	(44)	0	0	7,756	(44)
Mexico
Corporate Bonds & Notes	1,659	0	0	113	0	(1,163)	0	(609)	0	0
Russia
Corporate Bonds & Notes	1,874	0	(1,900)	(2)	0	28	0	0	0	0
United States
Bank Loan Obligations	5,074	18,450	(1,662)	0	0	(116)	0	(3,442)	18,304	(147)

	$12,688	$51,879	$(3,562)	$(61)	$0	$(327)	$0	$(4,051)	$56,566	$777

Financial Derivative Instruments (7) - Assets
Credit Contracts	8,658	0	0	0	0	9,348	0	(18,006)	0	0
Interest Rate Contracts	0	0	0	0	0	27	0	0	27	27

	$8,658	$0	$0	$0	$0	$9,375	$0	$(18,006)	$27	$27

Totals	$21,346	$51,879	$(3,562)	$(61)	$0	$9,048	$0	$(22,057)	$56,593	$804

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2011	113

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

March 31, 2011

(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$88,610	$0	$88,610
Unrealized appreciation on swap agreements	0	18,596	0	0	36,190	54,786

	$0	$18,596	$0	$88,610	$36,190	$143,396

Liabilities:
Written options outstanding	$0	$0	$0	$374	$0	$374
Unrealized depreciation on foreign currency contracts	0	0	0	47,085	0	47,085
Unrealized depreciation on swap agreements	0	173	0	0	30,263	30,436

	$0	$173	$0	$47,459	$30,263	$77,895

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(254)	$0	$(254)
Net realized gain on futures contracts, written options and swaps	0	474	0	278	21,335	22,087
Net realized gain on foreign currency transactions	0	0	0	35,559	0	35,559

	$0	$474	$0	$35,583	$21,335	$57,392

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$106	$0	$106
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	9,739	0	492	(19,264)	(9,033)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	22,043	0	22,043

	$0	$9,739	$0	$22,641	$(19,264)	$13,116

(1)	See note 5 in the Notes to Financial Statements for additional information.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$21,150	$(20,620)	$530
BNP	9	40	49
BOA	(4,628)	4,938	310
CITI	14,840	(13,670)	1,170
CSFB	1,106	(1,160)	(54)
DUB	10,667	(10,290)	377
GSC	10,103	(8,250)	1,853
HSBC	4,240	(3,900)	340
JPM	16,427	(14,940)	1,487
MLP	3,693	(3,280)	413
MSC	(2,117)	2,700	583
RBC	4	0	4
RBS	919	(310)	609
SOG	(103)	0	(103)
UBS	1,867	(1,960)	(93)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

114	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.5%

SOVEREIGN ISSUES 0.5%

Bahrain Government International Bond
5.500% due 03/31/2020		$16,500	$15,771

Total Bahrain (Cost $16,169)			15,771

BARBADOS 0.5%

CORPORATE BONDS & NOTES 0.5%

Columbus International, Inc.
11.500% due 11/20/2014		$16,000	18,520

Total Barbados (Cost $17,247)			18,520

BERMUDA 1.3%

CORPORATE BONDS & NOTES 1.3%

Noble Group Ltd.
4.875% due 08/05/2015		$2,000	2,074
6.625% due 08/05/2020		3,600	3,721
6.750% due 01/29/2020		22,800	24,476

Qtel International Finance Ltd.
3.375% due 10/14/2016		3,200	3,096
4.750% due 02/16/2021		7,300	6,834
7.875% due 06/10/2019		6,400	7,511

Total Bermuda (Cost $46,734)			47,712

BRAZIL 12.1%

CORPORATE BONDS & NOTES 7.3%

Banco do Brasil S.A.
4.500% due 01/22/2015		$25,400	26,581
4.500% due 01/20/2016	EUR	8,900	12,506
6.000% due 01/22/2020		$6,400	6,752
8.500% due 10/29/2049		3,000	3,454

Banco Santander Brasil S.A.
4.250% due 01/14/2016		12,500	12,531

Banco Votorantim S.A.
5.250% due 02/11/2016		9,500	9,809
7.375% due 01/21/2020		2,400	2,532

Braskem Finance Ltd.
7.000% due 05/07/2020		7,200	7,838

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		18,620	20,947
7.750% due 11/30/2015		2,600	3,042

CSN Islands VIII Corp.
9.750% due 12/16/2013		600	705

CSN Islands IX Corp.
10.000% due 01/15/2015		1,850	2,241

CSN Islands XI Corp.
6.875% due 09/21/2019		7,700	8,586
6.875% due 09/21/2019 (f)		19,680	21,943

CSN Resources S.A.
6.500% due 07/21/2020		18,100	19,367

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		9,400	9,752
7.500% due 05/04/2020		14,268	15,552

GTL Trade Finance, Inc.
7.250% due 10/20/2017		6,300	7,119

Petrobras International Finance Co.
5.875% due 03/01/2018		2,100	2,233
7.875% due 03/15/2019		30,800	36,281
8.375% due 12/10/2018		2,000	2,419

Vale Overseas Ltd.
6.875% due 11/21/2036		16,450	17,545
6.875% due 11/10/2039		10,000	10,735
8.250% due 01/17/2034		1,755	2,144

			262,614

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.8%

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	24,600	$33,451
6.369% due 06/16/2018		$4,900	5,353
6.500% due 06/10/2019		12,080	13,228

Brazil Government International Bond
5.625% due 01/07/2041		4,500	4,444
5.875% due 01/15/2019		200	222
8.250% due 01/20/2034		18,103	24,032
8.750% due 02/04/2025		17,175	23,272
8.875% due 04/15/2024		17,225	23,512

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	16,169	9,750
10.000% due 01/01/2017		64,494	35,037

			172,301

Total Brazil (Cost $398,596)			434,915

CANADA 0.3%

CORPORATE BONDS & NOTES 0.3%

Sino-Forest Corp.
6.250% due 10/21/2017		$9,700	9,481
10.250% due 07/28/2014		1,900	2,114

Total Canada (Cost $11,879)			11,595

CAYMAN ISLANDS 1.7%

CORPORATE BONDS & NOTES 1.7%

DP World Sukuk Ltd.
6.250% due 07/02/2017		$2,500	2,481

Enersis S.A.
7.375% due 01/15/2014		420	468

Interoceanica IV Finance Ltd.
0.000% due 11/30/2018		8,157	6,395

Interoceanica V Finance Ltd.
0.000% due 05/15/2030		7,400	2,187

IPIC GMTN Ltd.
3.125% due 11/15/2015		4,100	4,006
5.000% due 11/15/2020		17,450	16,991

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		19,300	20,434

Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		3,680	3,017

QNB Finance Ltd.
3.125% due 11/16/2015		5,600	5,487

Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,100	1,226

Total Cayman Islands (Cost $61,910)			62,692

CHILE 1.9%

CORPORATE BONDS & NOTES 1.9%

AES Gener S.A.
7.500% due 03/25/2014		$1,000	1,101

Banco Santander Chile
1.553% due 04/20/2012		11,700	11,700
3.750% due 09/22/2015 (f)		17,300	17,265
5.375% due 12/09/2014		3,000	3,109

Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,200	2,176
7.250% due 07/29/2019		13,400	15,479

Codelco, Inc.
7.500% due 01/15/2019		1,000	1,211

Colbun S.A.
6.000% due 01/21/2020		3,700	3,802

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

E.CL S.A.
5.625% due 01/15/2021		$10,600	$10,643

			66,486

SOVEREIGN ISSUES 0.0%

Chile Government International Bond
5.500% due 01/15/2013		100	108

Total Chile (Cost $64,561)			66,594

COLOMBIA 5.1%

CORPORATE BONDS & NOTES 0.9%

BanColombia S.A.
6.125% due 07/26/2020		$2,300	2,312

Ecopetrol S.A.
7.625% due 07/23/2019		25,540	29,563

TGI International Ltd.
9.500% due 10/03/2017		100	112

			31,987

SOVEREIGN ISSUES 4.2%

Colombia Government International Bond
2.117% due 11/16/2015		17,800	18,423
6.125% due 01/18/2041		2,500	2,563
7.375% due 01/27/2017		60,775	72,018
7.375% due 03/18/2019		17,800	21,449
7.375% due 09/18/2037		9,405	11,215
8.125% due 05/21/2024		3,900	4,959
9.850% due 06/28/2027	COP	600,000	388
11.750% due 02/25/2020		$3,047	4,598
12.000% due 10/22/2015	COP	25,375,000	17,363

			152,976

Total Colombia (Cost $169,802)			184,963

EGYPT 0.3%

BANK LOAN OBLIGATIONS 0.2%

Petroleum Export Ltd.
3.309% due 12/07/2012		$6,699	6,683

CORPORATE BONDS & NOTES 0.1%

Petroleum Export Ltd.
5.265% due 06/15/2011		761	760

Petroleum Export II Ltd.
6.340% due 06/20/2011		4,228	4,217

			4,977

Total Egypt (Cost $11,683)			11,660

EL SALVADOR 0.3%

CORPORATE BONDS & NOTES 0.3%

AES El Salvador Trust
6.750% due 02/01/2016		$10,260	10,145

Total El Salvador (Cost $10,172)			10,145

GUATEMALA 0.2%

SOVEREIGN ISSUES 0.2%

Guatemala Government Bond
9.250% due 08/01/2013		$2,000	2,270
10.250% due 11/08/2011		3,071	3,228

Total Guatemala (Cost $5,310)			5,498

See Accompanying Notes	Annual Report	March 31, 2011	115

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 0.0%

CORPORATE BONDS & NOTES 0.0%

China Resources Power Holdings Co. Ltd.
3.750% due 08/03/2015	$900	$873

Total Hong Kong (Cost $883)		873

INDIA 1.5%

CORPORATE BONDS & NOTES 1.5%

Bank of India
4.750% due 09/30/2015	$1,900	1,932

ICICI Bank Ltd.
5.750% due 11/16/2020	14,050	13,938

Indian Oil Corp. Ltd.
4.750% due 01/22/2015	10,200	10,564

NTPC Ltd.
5.875% due 03/02/2016	1,900	2,035

State Bank of India
4.500% due 07/27/2015	26,500	27,034

Total India (Cost $54,894)		55,503

INDONESIA 7.6%

CORPORATE BONDS & NOTES 2.0%

Adaro Indonesia PT
7.625% due 10/22/2019	$6,200	6,882

Indosat Palapa Co. BV
7.375% due 07/29/2020	12,300	13,577

Listrindo Capital BV
9.250% due 01/29/2015	1,000	1,107

Majapahit Holding BV
7.250% due 06/28/2017	4,000	4,393
7.750% due 10/17/2016	16,760	18,907
7.750% due 01/20/2020	16,400	18,532
8.000% due 08/07/2019	1,600	1,824

Sigma Capital Pte. Ltd.
9.000% due 04/30/2015	5,700	6,162

		71,384

SOVEREIGN ISSUES 5.6%

Indonesia Government International Bond
5.875% due 03/13/2020	41,500	44,457
6.625% due 02/17/2037	2,890	3,121
6.750% due 03/10/2014	10,200	11,271
6.875% due 03/09/2017	27,710	31,579
6.875% due 01/17/2018	14,600	16,608
7.500% due 01/15/2016	100	116
7.750% due 01/17/2038	5,275	6,343
8.500% due 10/12/2035	3,400	4,394
10.375% due 05/04/2014	17,000	20,761
11.625% due 03/04/2019	45,180	65,059

		203,709

Total Indonesia (Cost $258,614)		275,093

IRELAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Novatek Finance Ltd.
6.604% due 02/03/2021	$15,900	16,755

RZD Capital Ltd.
5.739% due 04/03/2017	16,600	17,363

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	4,300	4,472
7.748% due 02/02/2021	4,000	4,220

Total Ireland (Cost $41,150)		42,810

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.2%

CORPORATE BONDS & NOTES 0.2%

Israel Electric Corp. Ltd.
7.250% due 01/15/2019	$5,500	$5,846

Total Israel (Cost $5,987)		5,846

KAZAKHSTAN 3.3%

CORPORATE BONDS & NOTES 3.3%

Intergas Finance BV
6.375% due 05/14/2017	$7,425	7,908

KazMunayGas National Co.
6.375% due 04/09/2021	15,800	16,432
7.000% due 05/05/2020	27,200	29,444
8.375% due 07/02/2013	600	668
9.125% due 07/02/2018	18,700	22,639
11.750% due 01/23/2015	19,800	24,800

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	16,466	17,453

Total Kazakhstan (Cost $115,117)		119,344

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	$7,450	7,618

Total Luxembourg (Cost $7,579)		7,618

MALAYSIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Petroliam Nasional Bhd.
7.625% due 10/15/2026	$14,550	18,855
7.750% due 08/15/2015	1,690	2,020

Petronas Capital Ltd.
7.875% due 05/22/2022	3,000	3,832

Total Malaysia (Cost $22,457)		24,707

MEXICO 9.9%

CORPORATE BONDS & NOTES 7.0%

BBVA Bancomer S.A.
4.500% due 03/10/2016	$6,900	6,940
6.500% due 03/10/2021	9,800	9,722
7.250% due 04/22/2020	8,800	8,897
7.250% due 04/22/2020 (f)	1,400	1,417

C8 Capital SPV Ltd.
6.640% due 12/29/2049	5,950	4,613

C10 Capital SPV Ltd.
6.722% due 12/31/2049	1,000	783

Cemex Finance LLC
9.500% due 12/14/2016	7,250	7,848

Cemex S.A.B. de C.V.
5.301% due 09/30/2015 (b)	6,650	6,630

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014	19,000	21,138
9.250% due 06/30/2020	6,700	7,487

Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015	7,400	7,659
9.500% due 12/11/2019	12,300	13,838

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016	1,775	754

Kansas City Southern de Mexico S.A. de C.V.
7.375% due 06/01/2014	1,000	1,045

Pemex Project Funding Master Trust
5.750% due 03/01/2018	13,470	14,306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 06/15/2035		$19,875	$20,022
6.625% due 06/15/2038		200	200

Petroleos Mexicanos
4.875% due 03/15/2015		27,034	28,926
6.000% due 03/05/2020		500	533
8.000% due 05/03/2019		62,300	75,134

Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	849

Urbi Desarrollos Urbanos, S.A.B. de C.V.
9.500% due 01/21/2020		$10,450	11,756

			250,497

SOVEREIGN ISSUES 2.9%

Mexico Government International Bond
4.250% due 07/14/2017	EUR	8,700	12,354
5.500% due 02/17/2020		4,900	7,413
5.750% due 10/12/2110		$7,000	6,342
6.050% due 01/11/2040		5,100	5,279
6.750% due 09/27/2034		31,384	35,558
7.500% due 04/08/2033		24,094	29,624
7.750% due 12/14/2017	MXN	88,992	7,741
8.300% due 08/15/2031		$900	1,204

			105,515

Total Mexico (Cost $322,138)			356,012

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		$8,700	9,112

Waha Aerospace BV
3.925% due 07/28/2020		24,320	24,381

Total Netherlands (Cost $33,131)			33,493

PANAMA 3.3%

CORPORATE BONDS & NOTES 0.3%

AES Panama S.A.
6.350% due 12/21/2016		$9,030	9,619

SOVEREIGN ISSUES 3.0%

Panama Government International Bond
7.125% due 01/29/2026		32,425	38,634
7.250% due 03/15/2015		54,307	63,404
9.375% due 07/23/2012		310	346
9.375% due 04/01/2029		4,172	5,903

			108,287

Total Panama (Cost $107,123)			117,906

PERU 1.9%

CORPORATE BONDS & NOTES 0.2%

BBVA Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$9,100	8,571

SOVEREIGN ISSUES 1.7%

Peru Government International Bond
7.350% due 07/21/2025		25,940	30,959
8.750% due 11/21/2033		21,429	28,876

			59,835

Total Peru (Cost $64,303)			68,406

116	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 1.3%

SOVEREIGN ISSUES 1.3%

Philippines Government International Bond
6.375% due 01/15/2032	$5,900	$6,247
6.375% due 10/23/2034	5,900	6,239
6.500% due 01/20/2020	2,700	3,068
7.750% due 01/14/2031	23,450	28,404
10.625% due 03/16/2025	2,900	4,317

Total Philippines (Cost $46,418)		48,275

POLAND 0.7%

SOVEREIGN ISSUES 0.7%

Poland Government International Bond
6.375% due 07/15/2019	$22,190	24,772

Total Poland (Cost $22,188)		24,772

QATAR 1.5%

CORPORATE BONDS & NOTES 1.5%

Nakilat, Inc.
6.067% due 12/31/2033	$1,400	1,403

Qatari Diar Finance QSC
3.500% due 07/21/2015	7,600	7,640
5.000% due 07/21/2020	11,500	11,393

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	20,784	21,668

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	4,000	4,296
5.832% due 09/30/2016	1,177	1,264
5.838% due 09/30/2027	895	900
6.332% due 09/30/2027	3,250	3,370
6.750% due 09/30/2019	500	564

Total Qatar (Cost $52,115)		52,498

RUSSIA 17.9%

CORPORATE BONDS & NOTES 10.3%

AK Transneft OJSC Via TransCapitalInvest Ltd.
6.103% due 06/27/2012	$9,700	10,208
7.700% due 08/07/2013	500	560
8.700% due 08/07/2018	22,000	27,308

ALROSA Finance S.A.
7.750% due 11/03/2020	10,600	11,416

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	12,718	13,855

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	5,100	6,147
10.500% due 03/25/2014	5,900	7,112

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015	20,200	21,184
6.212% due 11/22/2016	18,440	20,212
6.510% due 03/07/2022	34,200	36,508
7.288% due 08/16/2037	675	732
8.146% due 04/11/2018	1,200	1,414
8.625% due 04/28/2034	700	867
9.250% due 04/23/2019	5,750	7,180

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.175% due 05/16/2013	6,500	7,085
9.000% due 06/11/2014	36,150	41,710

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017	4,100	4,197
5.499% due 07/07/2015	24,900	26,238

TNK-BP Finance S.A.
6.125% due 03/20/2012	4,100	4,293
6.250% due 02/02/2015	3,750	4,046
6.625% due 03/20/2017	35,150	37,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 02/02/2020		$5,500	$6,078
7.500% due 03/13/2013		4,600	5,043
7.500% due 07/18/2016		20,650	23,231
7.875% due 03/13/2018		6,200	7,130

Vimpel Communications OJSC Via UBS Luxembourg S.A.
8.250% due 05/23/2016		800	888

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		11,000	11,220
6.800% due 11/22/2025		13,200	13,438
6.902% due 07/09/2020		1,600	1,726

VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		8,000	8,552
6.875% due 05/29/2018		2,100	2,292

			369,646

SOVEREIGN ISSUES 7.6%

Russia Government International Bond
7.500% due 03/31/2030		215,628	251,901
12.750% due 06/24/2028		13,275	23,281

			275,182

Total Russia (Cost $602,615)			644,828

SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%

Singapore Telecommunications Ltd.
7.375% due 12/01/2031		$400	513

STATS ChipPAC Ltd.
7.500% due 08/12/2015		800	876

Total Singapore (Cost $1,424)			1,389

SOUTH AFRICA 1.6%

CORPORATE BONDS & NOTES 0.2%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020 (f)		$6,200	6,293
6.500% due 04/15/2040 (f)		1,300	1,305

			7,598

SOVEREIGN ISSUES 1.4%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	12,160	18,018
5.875% due 05/30/2022		$1,690	1,821
6.500% due 06/02/2014		7,530	8,453
6.875% due 05/27/2019		17,900	20,876

			49,168

Total South Africa (Cost $48,875)			56,766

SOUTH KOREA 2.0%

CORPORATE BONDS & NOTES 1.0%

Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$10,200	10,252
6.000% due 05/05/2015		800	859

Hyundai Motor Manufacturing Czech SRO
4.500% due 04/15/2015		2,400	2,462

Korea Electric Power Corp.
3.000% due 10/05/2015 (f)		6,800	6,643

Korea Exchange Bank
4.875% due 01/14/2016		3,500	3,660

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		8,400	8,183
6.250% due 06/17/2014		1,700	1,861

Shinhan Bank
4.375% due 09/15/2015		1,800	1,845

			35,765

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.0%

Export-Import Bank of Korea
5.875% due 01/14/2015		$3,400	$3,726
8.125% due 01/21/2014		1,200	1,376

Korea Development Bank
0.592% due 11/22/2012		8,200	8,045
5.300% due 01/17/2013		2,200	2,323
8.000% due 01/23/2014		7,700	8,787

Korea Housing Finance Corp.
4.125% due 12/15/2015 (f)		12,550	12,826

			37,083

Total South Korea (Cost $72,240)			72,848

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$12,736	12,978
9.750% due 08/14/2019		6,680	8,133

Total Trinidad And Tobago (Cost $19,979)			21,111

TUNISIA 0.3%

SOVEREIGN ISSUES 0.3%

Banque Centrale de Tunisie S.A.
4.500% due 06/22/2020	EUR	7,100	9,333
4.750% due 04/07/2011		450	639
8.250% due 09/19/2027		$1,680	1,957

Total Tunisia (Cost $10,628)			11,929

TURKEY 4.7%

SOVEREIGN ISSUES 4.7%

Turkey Government International Bond
5.625% due 03/30/2021		$6,800	6,970
6.750% due 04/03/2018		4,743	5,312
6.750% due 05/30/2040		36,000	37,530
6.875% due 03/17/2036		4,300	4,573
7.000% due 09/26/2016		5,200	5,915
7.000% due 03/11/2019		500	568
7.000% due 06/05/2020		33,000	37,455
7.250% due 03/15/2015		10,185	11,598
7.250% due 03/05/2038		1,000	1,109
7.375% due 02/05/2025		5,443	6,300
7.500% due 07/14/2017		2,600	3,029
7.500% due 11/07/2019		40,467	47,346

Total Turkey (Cost $165,296)			167,705

UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.5%

Dolphin Energy Ltd.
5.888% due 06/15/2019		$9,690	10,364

DP World Ltd.
6.850% due 07/02/2037		8,000	7,383

Total United Arab Emirates (Cost $17,033)			17,747

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%

Barclays Bank PLC
10.179% due 06/12/2021		$2,040	2,601

HBOS PLC
6.750% due 05/21/2018		7,500	7,344

Total United Kingdom (Cost $9,520)			9,945

See Accompanying Notes	Annual Report	March 31, 2011	117

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 4.2%

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
0.610% due 04/25/2037		$623	$306
5.726% due 10/25/2036		457	272
6.000% due 07/25/2047		284	216

			794

BANK LOAN OBLIGATIONS 0.8%

Indonesia Government International Bond
1.250% due 12/14/2019		4,237	3,920

Petroleum Export III Ltd.
3.810% due 04/08/2013		11,944	11,914

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		11,600	11,508

			27,342

CORPORATE BONDS & NOTES 2.5%

American International Group, Inc.
0.298% due 04/03/2012	JPY	1,340,000	15,916
0.413% due 10/18/2011 (f)		$10,000	9,957
4.950% due 03/20/2012		500	515
5.000% due 06/26/2017	EUR	700	968
5.750% due 03/15/2067	GBP	1,300	1,804
5.850% due 01/16/2018		$900	939
6.250% due 05/01/2036 (f)		3,200	3,183
8.175% due 05/15/2068		15,400	16,690
8.250% due 08/15/2018 (f)		1,700	1,992
8.625% due 05/22/2068	GBP	200	336

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$6,000	5,670

Citigroup Capital XXI
8.300% due 12/21/2077		8,960	9,363

Gerdau Holdings, Inc.
7.000% due 01/20/2020		20,800	23,140

Pemex Project Funding Master Trust
0.910% due 12/03/2012		1,200	1,204

			91,677

MORTGAGE-BACKED SECURITIES 0.8%

Adjustable Rate Mortgage Trust
5.274% due 11/25/2035		583	480

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051		2,220	2,331

Banc of America Funding Corp.
5.312% due 11/20/2035		558	414
5.888% due 04/25/2037		661	557

Bear Stearns Adjustable Rate Mortgage Trust
4.827% due 01/25/2035		76	71
5.675% due 02/25/2036		367	271

Chase Mortgage Finance Corp.
3.743% due 03/25/2037		538	445

Citigroup Mortgage Loan Trust, Inc.
2.210% due 08/25/2035		1,399	1,351
2.737% due 03/25/2034		109	111
5.492% due 07/25/2046		430	316

Countrywide Alternative Loan Trust
0.420% due 01/25/2037		555	331
5.750% due 03/25/2037		500	371
6.250% due 11/25/2036		371	300

Countrywide Home Loan Mortgage Pass-Through Trust
4.980% due 02/25/2047		402	274
5.103% due 03/25/2037		396	236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.393% due 04/20/2036	$375	$295
5.783% due 09/25/2047	247	179

Credit Suisse First Boston Mortgage Securities Corp.
2.520% due 06/25/2033	1,083	1,056

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	465	304

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	538	386
6.172% due 06/25/2036	737	506

Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	363	370
5.239% due 10/25/2035	387	302
5.500% due 12/25/2035	694	476
5.869% due 10/25/2036	446	283
5.886% due 10/25/2036	446	284
6.300% due 07/25/2036	637	413

Harborview Mortgage Loan Trust
5.505% due 08/19/2036	205	166

Homebanc Mortgage Trust
5.753% due 04/25/2037	600	360

Indymac INDA Mortgage Loan Trust
5.640% due 08/25/2036	600	446

Indymac Index Mortgage Loan Trust
0.550% due 06/25/2037 (a)	341	138
5.148% due 10/25/2035	435	350
5.284% due 06/25/2036	565	480

JPMorgan Mortgage Trust
4.881% due 04/25/2035	296	283
5.356% due 08/25/2035	600	570
5.404% due 11/25/2035	489	464

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	630	669

Luminent Mortgage Trust
0.430% due 12/25/2036	322	205

MASTR Alternative Loans Trust
0.650% due 03/25/2036	221	70

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	600	629

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	4,034	3,104

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037	461	339

Morgan Stanley Capital I
5.877% due 06/11/2049	400	426

Morgan Stanley Mortgage Loan Trust
3.632% due 06/25/2036	149	145

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	448	379

Residential Accredit Loans, Inc.
6.000% due 06/25/2036	111	76

Residential Asset Securitization Trust
0.650% due 01/25/2046 (a)	564	262

Sequoia Mortgage Trust
2.463% due 01/20/2047	223	181

Structured Adjustable Rate Mortgage Loan Trust
5.097% due 09/25/2036	600	355
5.157% due 05/25/2036	1,200	938
5.269% due 11/25/2035	396	266
6.000% due 10/25/2037 (a)	347	170

TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	582	154

WaMu Mortgage Pass-Through Certificates
2.573% due 03/25/2034	381	382
4.868% due 12/25/2036	924	728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.119% due 01/25/2037		$444	$349
5.270% due 04/25/2037		298	217
5.398% due 12/25/2036		283	224
5.548% due 05/25/2037		729	596
5.846% due 09/25/2036		455	362

			27,196

U.S. GOVERNMENT AGENCIES 0.0%

Federal Home Loan Bank
4.125% due 12/13/2019		100	104

Israel Government AID Bond
5.500% due 04/26/2024		100	113

			217

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
1.875% due 09/30/2017		4,700	4,441
2.625% due 07/31/2014 (g)		885	918

			5,359

Total United States (Cost $142,392)			152,585

URUGUAY 1.7%

SOVEREIGN ISSUES 1.7%

Uruguay Government International Bond
5.000% due 09/14/2018	UYU	69,984	4,322
6.875% due 01/19/2016	EUR	6,500	10,179
6.875% due 09/28/2025		$8,000	9,240
7.625% due 03/21/2036		4,100	4,920
7.875% due 01/15/2033		1,000	1,210
8.000% due 11/18/2022		22,497	28,122
9.250% due 05/17/2017		3,540	4,549

Total Uruguay (Cost $54,889)			62,542

VENEZUELA 3.5%

CORPORATE BONDS & NOTES 0.6%

Corp. Andina de Fomento
8.125% due 06/04/2019		$400	482

Petroleos de Venezuela S.A.
4.900% due 10/28/2014		8,300	6,142
5.000% due 10/28/2015		9,800	6,566
5.500% due 04/12/2037		2,800	1,285
8.500% due 11/02/2017		10,500	7,476

			21,951

SOVEREIGN ISSUES 2.9%

Venezuela Government International Bond
5.750% due 02/26/2016		1,600	1,192
6.000% due 12/09/2020		4,000	2,390
7.000% due 12/01/2018 (f)		5,000	3,462
7.000% due 03/31/2038		16,500	9,364
7.650% due 04/21/2025		20,025	12,265
7.750% due 10/13/2019		24,750	17,115
8.250% due 10/13/2024		38,550	25,019
9.000% due 05/07/2023		24,600	16,974
9.250% due 05/07/2028		20,725	14,145
12.750% due 08/23/2022		3,300	2,871

			104,797

Total Venezuela (Cost $123,868)			126,748

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%

Vietnam Government International Bond
4.000% due 03/12/2028		$5,000	4,180

Total Vietnam (Cost $4,337)			4,180

118	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.5%

CORPORATE BONDS & NOTES 0.5%

Gerdau Trade, Inc.
5.750% due 01/30/2021	$4,600	$4,681

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	14,300	13,735

Total Virgin Islands (British) (Cost $18,754)		18,416

SHORT-TERM INSTRUMENTS 3.7%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 04/01/2011	$5,133	5,133

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $5,240. Repurchase proceeds are $5,133.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.145% due 07/07/2011 - 09/15/2011 (c)(e)(g)	$10,280	$10,274

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 3.3%
	11,813,162	118,344

Total Short-Term Instruments (Cost $133,751)		133,751

Total Investments 100.0% (Cost $3,393,761)		$3,605,711

Written Options (i) (0.0%) (Premiums $383)		(302)

Other Assets and Liabilities (Net) (0.0%)		(293)

Net Assets 100.0%		$3,605,116

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average yield.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $9,085 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $15,023 at a weighted average interest rate of 0.264%. On March 31, 2011, securities valued at $53,158 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $822 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note June Futures	Long	06/2011	274	$66

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil S.A.B. de C.V.	DUB	1.000%	09/20/2011	0.425%	$	15,700	$48	$0	$48
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.475%		16,900	92	(43)	135
Brazil Government International Bond	BCLY	1.360%	08/20/2011	0.346%		6,500	35	0	35
Brazil Government International Bond	BCLY	1.370%	08/20/2011	0.346%		8,000	44	0	44
Brazil Government International Bond	BCLY	1.000%	09/20/2011	0.346%		25,600	88	76	12
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%		2,800	(10)	(14)	4
Brazil Government International Bond	HSBC	1.000%	03/20/2021	1.511%		18,100	(749)	(846)	97
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%		300	0	(4)	4
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.446%		1,300	(43)	(49)	6
Brazil Government International Bond	RBS	1.000%	03/20/2012	0.410%		33,000	201	138	63
Brazil Government International Bond	UBS	1.030%	07/20/2017	1.255%		3,875	(42)	0	(42)
Codelco, Inc.	BCLY	1.000%	12/20/2011	0.296%		4,200	23	7	16
Colombia Government International Bond	CSFB	1.000%	09/20/2015	1.000%		6,500	2	(147)	149
Colombia Government International Bond	JPM	1.000%	09/20/2015	1.000%		27,600	8	(679)	687
Colombia Government International Bond	MSC	1.640%	08/20/2011	0.332%		6,200	43	0	43
Colombia Government International Bond	UBS	1.000%	09/20/2015	1.000%		8,000	3	(181)	184
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%		1,000	(104)	(122)	18
Egypt Government International Bond	JPM	1.000%	03/20/2016	3.390%		500	(51)	(61)	10
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%		2,050	(213)	(246)	33
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	0.898%		600	3	(15)	18
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	0.898%		800	4	(20)	24
Emirate of Abu Dhabi	DUB	1.000%	03/20/2016	1.067%		700	(2)	(5)	3
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	0.898%		800	4	(26)	30
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%		1,200	(3)	(9)	6
Emirate of Abu Dhabi	JPM	1.000%	03/20/2016	1.067%		5,200	(15)	(2)	(13)
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	0.898%		300	1	(10)	11
Emirate of Abu Dhabi	UBS	1.000%	03/20/2016	1.067%		500	(1)	0	(1)
Gazprom Via Gazprom International S.A.	MSC	1.000%	03/20/2012	0.646%		7,500	28	0	28
Indonesia Government International Bond	BCLY	1.000%	03/20/2016	1.347%		28,200	(448)	(638)	190

See Accompanying Notes	Annual Report	March 31, 2011	119

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	BNP	1.000%	03/20/2016	1.347%	$	13,700	$(217)	$(336)	$119
Indonesia Government International Bond	BOA	1.000%	03/20/2016	1.347%		24,000	(381)	(497)	116
Indonesia Government International Bond	CITI	1.000%	03/20/2016	1.347%		40,100	(637)	(929)	292
Indonesia Government International Bond	CITI	2.290%	12/20/2016	1.484%		1,300	56	0	56
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.085%		10,400	(31)	(434)	403
Indonesia Government International Bond	JPM	1.000%	03/20/2016	1.347%		24,000	(381)	(555)	174
Indonesia Government International Bond	MSC	1.000%	03/20/2016	1.347%		29,000	(460)	(676)	216
Kazakhstan Government International Bond	JPM	1.000%	03/20/2016	1.367%		10,000	(169)	(289)	120
Mexico Government International Bond	BCLY	1.000%	09/20/2011	0.347%		8,800	30	18	12
Mexico Government International Bond	BCLY	1.000%	03/20/2015	0.890%		3,400	15	(52)	67
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.956%		13,000	28	(226)	254
Mexico Government International Bond	CITI	1.000%	03/20/2021	1.400%		1,100	(36)	(50)	14
Mexico Government International Bond	CSFB	1.000%	09/20/2015	0.956%		14,000	30	(271)	301
Mexico Government International Bond	HSBC	1.000%	03/20/2021	1.400%		8,000	(261)	(368)	107
Mexico Government International Bond	MSC	1.000%	03/20/2015	0.890%		1,700	8	(25)	33
Mexico Government International Bond	RBS	1.000%	09/20/2015	0.956%		10,000	22	(193)	215
Mexico Government International Bond	UBS	1.000%	03/20/2015	0.890%		25,000	113	(298)	411
Mexico Government International Bond	UBS	1.000%	09/20/2015	0.956%		1,000	2	(15)	17
Peru Government International Bond	BCLY	1.000%	09/20/2015	1.291%		5,000	(60)	(56)	(4)
Peru Government International Bond	MSC	1.220%	10/20/2011	0.454%		6,350	62	0	62
Peru Government International Bond	MSC	1.960%	10/20/2016	1.439%		3,000	106	0	106
Petrobras International Finance Co.	DUB	1.000%	09/20/2011	0.493%		22,500	61	(99)	160
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		3,400	13	(31)	44
Petrobras International Finance Co.	HSBC	1.000%	09/20/2015	1.285%		17,500	(207)	(605)	398
Petrobras International Finance Co.	JPM	1.000%	09/20/2011	0.493%		7,500	21	(27)	48
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.285%		3,000	(36)	(86)	50
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	0.776%		4,100	15	(26)	41
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.285%		400	(5)	(14)	9
Philippines Government International Bond	BCLY	1.000%	03/20/2015	0.999%		20,000	7	(576)	583
Philippines Government International Bond	BCLY	1.000%	03/20/2016	1.254%		10,000	(116)	(159)	43
Philippines Government International Bond	BNP	1.000%	09/20/2015	1.126%		10,500	(54)	(224)	170
Philippines Government International Bond	BNP	1.000%	03/20/2016	1.254%		10,000	(116)	(164)	48
Philippines Government International Bond	BOA	1.000%	03/20/2015	0.999%		7,000	3	(201)	204
Philippines Government International Bond	BOA	1.000%	03/20/2016	1.254%		13,000	(151)	(219)	68
Philippines Government International Bond	CITI	2.730%	03/20/2018	1.540%		9,800	730	0	730
Philippines Government International Bond	DUB	1.000%	03/20/2015	0.999%		10,000	4	(301)	305
Philippines Government International Bond	DUB	1.000%	09/20/2015	1.126%		17,000	(87)	(417)	330
Philippines Government International Bond	DUB	1.000%	03/20/2016	1.254%		5,000	(58)	(63)	5
Philippines Government International Bond	GSC	1.000%	09/20/2015	1.126%		15,000	(76)	(382)	306
Philippines Government International Bond	HSBC	1.000%	09/20/2015	1.126%		7,800	(40)	(168)	128
Philippines Government International Bond	HSBC	1.000%	12/20/2015	1.193%		1,100	(9)	(21)	12
Philippines Government International Bond	JPM	1.000%	03/20/2015	0.999%		20,000	7	(612)	619
Philippines Government International Bond	JPM	1.000%	09/20/2015	1.126%		15,000	(76)	(375)	299
Philippines Government International Bond	JPM	1.000%	03/20/2016	1.254%		10,000	(116)	(159)	43
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.488%		6,200	349	0	349
Philippines Government International Bond	UBS	1.000%	03/20/2015	0.999%		28,000	9	(859)	868
Qatar Government International Bond	DUB	1.000%	03/20/2016	1.085%		300	(2)	(3)	1
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		300	(1)	(2)	1
Qatar Government International Bond	MLP	1.000%	03/20/2016	1.085%		5,500	(20)	0	(20)
Qatar Government International Bond	UBS	1.000%	12/20/2014	0.969%		2,000	3	(28)	31
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	CSFB	1.870%	10/20/2012	1.193%		6,900	131	0	131
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	GSC	1.380%	10/20/2011	0.799%		5,000	48	0	48
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MSC	2.000%	10/20/2012	1.193%		13,000	281	0	281
South Korea Government Bond	RBS	1.000%	12/20/2015	0.920%		1,000	3	1	2
Turkey Government International Bond	CITI	1.000%	12/20/2020	1.891%		25,000	(1,734)	(936)	(798)
Turkey Government International Bond	CSFB	1.000%	12/20/2020	1.891%		25,000	(1,734)	(915)	(819)
Turkey Government International Bond	UBS	1.000%	03/20/2015	1.372%		18,500	(256)	(623)	367
Urbi Desarrollos Urbanos, S.A.B. de C.V.	DUB	5.000%	03/20/2016	6.000%		3,200	(116)	(129)	13
Uruguay Government International Bond	DUB	1.050%	01/20/2012	0.942%		12,000	35	0	35

							$(6,505)	$(16,571)	$10,066

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015	$	18,200	$2,198	$1,871	$327
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		14,000	1,692	1,442	250
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		17,300	2,091	2,180	(89)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		31,800	4,184	4,150	34
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		1,700	224	222	2
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		50,000	6,579	7,175	(596)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		7,700	1,013	1,001	12

						$17,981	$18,041	$(60)

120	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	BCLY	BRL	36,000	$381	$0	$381
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		4,000	42	5	37
Pay	1-Year BRL-CDI	11.140%	01/02/2012	JPM		60,600	642	76	566
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		176,900	1,875	239	1,636
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		637,200	(1,135)	(800)	(335)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC		582,800	(309)	0	(309)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		133,200	2,283	557	1,726
Pay	1-Year BRL-CDI	11.650%	01/02/2012	JPM		152,400	2,612	730	1,882
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		114,300	1,959	609	1,350
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		127,000	357	(48)	405
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		205,600	675	7	668
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		166,400	582	36	546
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	RBS	$	18,100	219	577	(358)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA		15,500	236	555	(319)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	RBS		13,500	206	594	(388)
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC	MXN	65,400	99	(5)	104
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		157,200	244	0	244
Pay	28-Day MXN TIIE	7.780%	04/09/2019	DUB		8,700	3	6	(3)

							$10,971	$3,138	$7,833

(i)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	325	$266	$(246)

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$9,100	$117	$(56)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	70	$1,016,125	$7,620
Sales	3,373	678,100	4,375
Closing Buys	(2,384)	(1,118,100)	(7,840)
Expirations	0	(81,225)	(1,293)
Exercised	(734)	(485,800)	(2,479)

Balance at 03/31/2011	325	$9,100	$383

(j)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BRL	35,175	04/2011	BCLY	$0	$(812)	$(812)
Buy		53,288	04/2011	CITI	749	0	749
Buy		16,215	04/2011	UBS	510	0	510
Sell		34,328	04/2011	UBS	0	(1,026)	(1,026)
Sell		53,288	06/2011	CITI	0	(786)	(786)

See Accompanying Notes	Annual Report	March 31, 2011	121

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	81,312	04/2011	BCLY	$238	$0	$238
Buy		110,875	04/2011	CITI	381	0	381
Sell		104,498	04/2011	CITI	0	(28)	(28)
Sell		60,000	04/2011	HSBC	0	(18)	(18)
Sell		87,459	04/2011	JPM	0	(29)	(29)
Buy		59,770	04/2011	RBS	182	0	182
Buy		192,630	09/2011	BCLY	407	0	407
Buy		66,700	02/2012	CITI	20	0	20
Buy		43,000	02/2012	DUB	45	0	45
Buy		122,138	02/2012	JPM	227	0	227
Buy		37,798	02/2013	CITI	10	0	10
Buy		60,000	02/2013	HSBC	9	0	9
Buy		13,637	02/2013	JPM	1	0	1
Buy	COP	5,060,301	04/2011	BCLY	0	(7)	(7)
Buy		26,965,517	04/2011	CITI	32	0	32
Sell		32,025,818	04/2011	DUB	731	0	731
Sell		5,060,301	09/2011	BCLY	2	0	2
Sell		26,965,517	09/2011	CITI	0	(14)	(14)
Sell	EUR	17,499	04/2011	CITI	0	(1,175)	(1,175)
Sell		66,106	04/2011	MSC	0	(4,767)	(4,767)
Sell		33,053	04/2011	RBC	0	(2,453)	(2,453)
Sell	GBP	1,969	06/2011	BOA	5	0	5
Sell	INR	580,860	08/2011	CITI	0	(199)	(199)
Buy		314,900	08/2011	DUB	186	0	186
Sell		1,034,208	08/2011	GSC	0	(334)	(334)
Buy		812,600	08/2011	HSBC	426	0	426
Buy		270,505	08/2011	JPM	140	0	140
Buy		1,241,247	08/2011	RBS	569	0	569
Sell		216,537	08/2011	RBS	0	(70)	(70)
Sell	JPY	1,285,236	04/2011	RBS	0	(18)	(18)
Buy	KRW	3,168,300	05/2011	BCLY	63	0	63
Buy		30,899,300	05/2011	CITI	640	0	640
Sell		27,811,901	05/2011	DUB	0	(521)	(521)
Buy		2,553,047	05/2011	GSC	74	0	74
Buy		5,979,000	05/2011	HSBC	115	0	115
Buy		13,789,400	05/2011	JPM	390	0	390
Buy		11,989,000	05/2011	RBS	314	0	314
Buy	MXN	1,702	07/2011	CITI	3	0	3
Buy		470,555	07/2011	DUB	870	0	870
Buy	MYR	13,800	08/2011	BCLY	80	0	80
Buy		26,600	08/2011	CITI	141	0	141
Buy		7,718	08/2011	HSBC	35	0	35
Buy		4,500	08/2011	JPM	22	0	22
Buy	PHP	48,000	06/2011	BOA	0	(6)	(6)
Buy		762,430	06/2011	CITI	138	(36)	102
Sell		629,297	06/2011	CITI	9	0	9
Buy		174,133	06/2011	DUB	45	0	45
Buy		130,822	06/2011	HSBC	28	0	28
Buy		178,886	06/2011	JPM	45	0	45
Buy		114,700	06/2011	RBS	0	(24)	(24)
Buy	PLN	91,716	08/2011	UBS	220	0	220
Buy	SGD	3,200	09/2011	BCLY	37	0	37
Buy		7,400	09/2011	CITI	86	0	86
Buy		3,600	09/2011	DUB	34	0	34
Buy		9,099	09/2011	JPM	94	0	94
Buy		7,400	09/2011	RBS	88	0	88
Buy	TRY	9,277	07/2011	HSBC	54	0	54

					$8,495	$(12,323)	$(3,828)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bahrain
Sovereign Issues	$0	$15,771	$0	$15,771
Barbados
Corporate Bonds & Notes	0	18,520	0	18,520
Bermuda
Corporate Bonds & Notes	0	47,712	0	47,712

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Brazil
Corporate Bonds & Notes	$0	$262,614	$0	$262,614
Sovereign Issues	0	172,301	0	172,301
Canada
Corporate Bonds & Notes	0	11,595	0	11,595
Cayman Islands
Corporate Bonds & Notes	0	51,093	11,599	62,692

122	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Chile
Corporate Bonds & Notes	$0	$66,486	$0	$66,486
Sovereign Issues	0	108	0	108
Colombia
Corporate Bonds & Notes	0	31,987	0	31,987
Sovereign Issues	0	152,976	0	152,976
Egypt
Bank Loan Obligations	0	6,683	0	6,683
Corporate Bonds & Notes	0	4,977	0	4,977
El Salvador
Corporate Bonds & Notes	0	10,145	0	10,145
Guatemala
Sovereign Issues	0	5,498	0	5,498
Hong Kong
Corporate Bonds & Notes	0	873	0	873
India
Corporate Bonds & Notes	0	55,503	0	55,503
Indonesia
Corporate Bonds & Notes	0	71,384	0	71,384
Sovereign Issues	0	203,709	0	203,709
Ireland
Corporate Bonds & Notes	0	42,810	0	42,810
Israel
Corporate Bonds & Notes	0	5,846	0	5,846
Kazakhstan
Corporate Bonds & Notes	0	119,344	0	119,344
Luxembourg
Corporate Bonds & Notes	0	7,618	0	7,618
Malaysia
Corporate Bonds & Notes	0	24,707	0	24,707
Mexico
Corporate Bonds & Notes	0	250,497	0	250,497
Sovereign Issues	0	105,515	0	105,515
Netherlands
Corporate Bonds & Notes	0	33,493	0	33,493
Panama
Corporate Bonds & Notes	0	9,619	0	9,619
Sovereign Issues	0	108,287	0	108,287
Peru
Corporate Bonds & Notes	0	8,571	0	8,571
Sovereign Issues	0	59,835	0	59,835
Philippines
Sovereign Issues	0	48,275	0	48,275
Poland
Sovereign Issues	0	24,772	0	24,772
Qatar
Corporate Bonds & Notes	0	52,498	0	52,498
Russia
Corporate Bonds & Notes	0	369,646	0	369,646
Sovereign Issues	0	275,182	0	275,182
Singapore
Corporate Bonds & Notes	0	1,389	0	1,389

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
South Africa
Corporate Bonds & Notes	$0	$7,598	$0	$7,598
Sovereign Issues	0	49,168	0	49,168
South Korea
Corporate Bonds & Notes	0	35,765	0	35,765
Sovereign Issues	0	37,083	0	37,083
Trinidad and Tobago
Corporate Bonds & Notes	0	21,111	0	21,111
Tunisia
Sovereign Issues	0	11,929	0	11,929
Turkey
Sovereign Issues	0	167,705	0	167,705
United Arab Emirates
Corporate Bonds & Notes	0	17,747	0	17,747
United Kingdom
Corporate Bonds & Notes	0	9,945	0	9,945
United States
Asset-Backed Securities	0	794	0	794
Bank Loan Obligations	0	15,834	11,508	27,342
Corporate Bonds & Notes	0	91,677	0	91,677
Mortgage-Backed Securities	0	27,196	0	27,196
U.S. Government Agencies	0	217	0	217
U.S. Treasury Obligations	0	5,359	0	5,359
Uruguay
Sovereign Issues	0	62,542	0	62,542
Venezuela
Corporate Bonds & Notes	0	21,951	0	21,951
Sovereign Issues	0	104,797	0	104,797
Vietnam
Sovereign Issues	0	4,180	0	4,180
Virgin Islands (British)
Corporate Bonds & Notes	0	18,416	0	18,416
Short-Term Instruments
Repurchase Agreements	0	5,133	0	5,133
U.S. Treasury Bills	0	10,274	0	10,274
PIMCO Short-Term Floating NAV Portfolio	118,344	0	0	118,344
	$118,344	$3,464,260	$23,107	$3,605,711

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	12,375	13	12,388
Foreign Exchange Contracts	0	8,495	0	8,495
Interest Rate Contracts	66	9,545	0	9,611
	$66	$30,415	$13	$30,494

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2,382)	0	(2,382)
Foreign Exchange Contracts	0	(12,323)	0	(12,323)
Interest Rate Contracts	0	(1,958)	(56)	(2,014)
	$0	$(16,663)	$(56)	$(16,719)

Totals	$118,410	$3,478,012	$23,064	$3,619,486

See Accompanying Notes	Annual Report	March 31, 2011	123

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$8,000	$4,108	$(874)	$393	$198	$(226)	$0	$0	$11,599	$(215)
Indonesia
Bank Loan Obligations	13,459	0	(13,700)	76	108	57	0	0	0	0
United States
Bank Loan Obligations	17,565	11,600	(5,752)	0	0	9	0	(11,914)	11,508	(92)

	$39,024	$15,708	$(20,326)	$469	$306	$(160)	$0	$(11,914)	$23,107	$(307)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0	$0	$13	$0	$0	$13	$13

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(117)	$0	$0	$61	$0	$0	$(56)	$61

Totals	$39,024	$15,708	$(20,443)	$469	$306	$(86)	$0	$(11,914)	$23,064	$(233)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$8,495	$0	$8,495
Unrealized appreciation on swap agreements	0	12,388	0	0	9,545	21,933

	$0	$12,388	$0	$8,495	$9,545	$30,428

Liabilities:
Written options outstanding	$0	$0	$0	$0	$302	$302
Variation margin payable (2)	0	0	0	0	26	26
Unrealized depreciation on foreign currency contracts	0	0	0	12,323	0	12,323
Unrealized depreciation on swap agreements	0	2,382	0	0	1,712	4,094

	$0	$2,382	$0	$12,323	$2,040	$16,745

124	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(829)	$0	$(829)
Net realized gain on futures contracts, written options and swaps	0	12,956	0	1,292	27,019	41,267
Net realized (loss) on foreign currency transactions	0	0	0	(324)	0	(324)

	$0	$12,956	$0	$139	$27,019	$40,114

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$329	$0	$329
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	6,331	0	(865)	(11,084)	(5,618)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,656)	0	(9,656)

	$0	$6,331	$0	$(10,192)	$(11,084)	$(14,945)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $66 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$251	$(300)	$(49)
BNP	(30)	190	160
BOA	3,918	(3,621)	297
CITI	(1,815)	1,919	104
CSFB	632	(450)	182
DUB	1,383	(1,210)	173
GSC	296	(410)	(114)
HSBC	4,086	(3,650)	436
JPM	9,838	(9,560)	278
MLP	3,813	(3,580)	233
MSC	(2,584)	2,147	(437)
RBC	(2,453)	2,339	(114)
RBS	1,693	(1,330)	363
UBS	(465)	360	(105)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	125

Schedule of Investments PIMCO Floating Income Fund

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 5.3%

Ally Financial, Inc.
10.000% due 06/06/2011		$5,000	$4,925

American General Finance Corp.
7.250% due 04/21/2015		10,000	10,028

Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		3,000	2,998

Bausch & Lomb, Inc.
3.496% due 04/24/2015		377	377
3.496% due 04/26/2015		352	352
3.557% due 04/24/2015		1,200	1,200

Charter Communications, Inc.
2.250% due 03/06/2014		732	735

CIT Group, Inc.
6.250% due 08/11/2015		7,000	7,106

CommScope, Inc.
5.000% due 01/14/2018		2,000	2,016

Community Health Systems, Inc.
2.549% due 07/25/2014		98	97
2.560% due 07/25/2014		2,902	2,875

CSC Holdings LLC
2.059% due 03/29/2016		1,890	1,896

FCI Connectors
2.803% due 09/28/2012		487	482

First Data Corp.
3.002% due 09/24/2014		5,904	5,666

Ford Motor Co.
3.010% due 12/15/2013		17,806	17,819

Fresenius Medical Care Capital Trust
3.500% due 09/10/2014		2,500	2,507

Georgia-Pacific Corp.
2.310% due 12/21/2012		5,500	5,504

Graham Packaging Co. LP
6.000% due 09/23/2016		998	1,007

HCA, Inc.
1.557% due 11/17/2012		9,000	8,955
2.557% due 11/14/2013		7,200	7,177

Hertz Corp.
3.750% due 03/11/2018		7,000	7,015

Ineos Group Holdings PLC
7.501% due 12/16/2013		1,084	1,118
8.001% due 12/16/2014		1,085	1,118

Intelsat Ltd.
5.250% due 04/02/2018		5,000	5,039

International Lease Finance Corp.
6.750% due 03/17/2015		1,200	1,209
7.000% due 03/17/2016		800	806

iStar Financial, Inc.
5.000% due 06/28/2013		10,000	9,909

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	3,000	4,280

Motor City Marketing, Inc.
7.000% due 03/01/2017		$1,000	1,014

Nielsen Finance LLC
3.759% due 05/01/2016		263	263
4.009% due 05/01/2016		595	597

Novelis, Inc.
4.000% due 12/17/2016		2,000	2,008

PagesJaunes Groupe
2.925% due 11/22/2013	EUR	2,000	2,748

Petroleum Export Ltd.
3.309% due 12/07/2012		$1,402	1,399

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Reynolds Group Holdings
4.250% due 02/09/2018		$2,000	$2,012

Rovi Corp.
4.000% due 02/07/2018		1,000	1,008

Seat Pagine Gialle SpA
0.912% due 06/08/2012	EUR	279	365

SunGard Data Systems, Inc.
3.743% due 02/28/2014		$1,500	1,492

Texas Competitive Electric Holdings Co. LLC
3.746% due 10/10/2014		78	66
3.759% due 10/10/2014		3,800	3,205
3.803% due 10/10/2014		58	49

The Weather Channel, Inc.
4.250% due 02/11/2017		1,995	2,012

TXU Technology
3.746% due 10/10/2014		76	64

UCI International, Inc.
5.500% due 07/26/2017		1,000	1,007

United Airlines, Inc.
3.000% due 02/01/2012		1,000	979

UPC Holding BV
4.712% due 12/30/2016	EUR	2,174	3,064
4.962% due 12/31/2017		941	1,329

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		$2,000	1,984

US Airways Group, Inc.
2.752% due 03/23/2014		2,958	2,706

VML US Finance, LLC
6.036% due 05/25/2012		1,014	1,015
6.500% due 05/25/2013		3,486	3,491

VNU Nielsen Finance
2.259% due 08/09/2013		4,016	3,998

Vodafone Group PLC
6.875% due 08/11/2015		5,177	5,228

Total Bank Loan Obligations (Cost $156,412)			157,319

CORPORATE BONDS & NOTES 69.5%

BANKING & FINANCE 29.4%

ABN AMRO Bank NV
0.503% due 01/17/2017		3,700	3,276
2.071% due 01/30/2014		12,000	12,016

Ally Financial, Inc.
3.512% due 02/11/2014		13,600	13,644
6.000% due 12/15/2011		1,200	1,230
6.625% due 05/15/2012		5,400	5,598
6.875% due 09/15/2011		5,000	5,106
6.875% due 08/28/2012		200	210
7.000% due 02/01/2012		700	722
7.500% due 12/31/2013		600	652
8.300% due 02/12/2015		4,000	4,395

American Express Bank FSB
5.550% due 10/17/2012		929	984
6.000% due 09/13/2017		2,400	2,659

American Express Co.
7.250% due 05/20/2014		3,000	3,412

American International Group, Inc.
0.413% due 10/18/2011		13,500	13,442
5.000% due 06/26/2017	EUR	1,250	1,728
5.000% due 04/26/2023	GBP	200	278
5.450% due 05/18/2017		$4,700	4,830
5.600% due 10/18/2016		1,900	1,978
5.850% due 01/16/2018		3,200	3,340
8.250% due 08/15/2018		3,500	4,101

Anadarko Finance Co.
7.500% due 05/01/2031		200	221

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

ANZ National International Ltd.
6.200% due 07/19/2013		$900	$982

Australia & New Zealand Banking Group Ltd.
3.700% due 01/13/2015		700	722

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	2,000	2,487

Banco del Estado de Chile
4.125% due 10/07/2020		$1,600	1,499

Banco do Brasil S.A.
1.965% due 02/15/2013		4,500	4,498
4.500% due 01/22/2015		13,400	14,023
4.500% due 01/20/2016	EUR	6,000	8,431
6.000% due 01/22/2020		$1,800	1,899

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		500	507

Banco Santander Brasil S.A.
2.409% due 03/18/2014		4,400	4,416
4.250% due 01/14/2016		3,900	3,910

Banco Santander Chile
1.553% due 04/20/2012		1,100	1,100
3.750% due 09/22/2015		3,500	3,493

Banco Votorantim S.A.
5.250% due 02/11/2016		7,300	7,537

Bank of America Corp.
4.750% due 05/06/2019	EUR	800	1,063
5.750% due 12/01/2017		$1,150	1,212
6.000% due 09/01/2017		2,800	3,001
8.000% due 12/29/2049		3,600	3,876
8.125% due 12/29/2049 (h)		7,400	7,967

Bank of Scotland PLC
4.880% due 04/15/2011		3,000	3,003
7.286% due 05/29/2049	GBP	1,800	2,714

Banque PSA Finance
8.500% due 05/04/2012	EUR	1,900	2,859

Barclays Bank PLC
5.000% due 09/22/2016		$500	530
5.200% due 07/10/2014		11,500	12,427
5.926% due 09/29/2049		800	752
6.750% due 05/22/2019		6,100	6,892
7.434% due 09/29/2049		12,300	12,362
14.000% due 11/29/2049	GBP	200	420

BBVA Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$1,700	1,601

BBVA Bancomer S.A.
4.500% due 03/10/2016		16,200	16,295
6.500% due 03/10/2021		200	198
7.250% due 04/22/2020		1,000	1,011

Bear Stearns Cos. LLC
6.400% due 10/02/2017		2,450	2,752
7.250% due 02/01/2018		16,400	19,105

BM&FBovespa S.A.
5.500% due 07/16/2020		300	308

BNP Paribas
0.703% due 04/08/2013		100	100
5.000% due 01/15/2021		800	808

BPCE S.A.
2.060% due 02/07/2014		9,700	9,780
4.625% due 07/29/2049	EUR	200	248
5.250% due 07/29/2049		600	778

CBA Capital Trust II
6.024% due 03/29/2049		$2,600	2,554

CIT Group, Inc.
7.000% due 05/01/2013		5,202	5,312
7.000% due 05/01/2014		10,500	10,723
7.000% due 05/01/2015		10,700	10,820

126	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Citigroup, Inc.
4.750% due 05/19/2015		$4,900	$5,133
4.750% due 02/10/2019	EUR	2,000	2,712
5.300% due 10/17/2012		$4,700	4,959
5.500% due 04/11/2013		4,800	5,136
5.850% due 07/02/2013		2,900	3,126
6.000% due 02/21/2012		4,800	5,015
6.000% due 08/15/2017		200	217
6.125% due 11/21/2017		9,500	10,351
6.500% due 08/19/2013		2,500	2,733

Columbus International, Inc.
11.500% due 11/20/2014		6,750	7,813

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.750% due 01/15/2020		500	516
11.000% due 06/29/2049		1,200	1,568

Countrywide Financial Corp.
0.750% due 05/07/2012		5,775	5,758
5.800% due 06/07/2012		1,900	1,999

Credit Agricole S.A.
5.136% due 12/29/2049	GBP	700	978
6.637% due 05/29/2049		$700	632
7.589% due 01/29/2049	GBP	700	1,084
8.125% due 10/29/2049		200	327

Credit Suisse
5.000% due 05/15/2013		$1,200	1,281
5.500% due 05/01/2014		5,000	5,480
6.000% due 02/15/2018		800	849

Fiat Finance & Trade S.A.
6.625% due 02/15/2013	EUR	1,700	2,488
7.625% due 09/15/2014		5,700	8,453
9.000% due 07/30/2012		900	1,357

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		$15,010	15,160
5.625% due 09/15/2015		4,300	4,500
7.250% due 10/25/2011		1,300	1,338
7.500% due 08/01/2012		600	640
7.800% due 06/01/2012		200	212
8.000% due 06/01/2014		1,500	1,672
8.000% due 12/15/2016		4,700	5,335
12.000% due 05/15/2015		200	253

General Electric Capital Corp.
0.400% due 05/29/2012		13,700	13,636
0.429% due 12/20/2013		9,594	9,497
0.493% due 10/06/2015		1,000	972

Genworth Financial, Inc.
7.200% due 02/15/2021		1,400	1,391

Goldman Sachs Group, Inc.
0.759% due 03/22/2016		4,100	3,958
0.803% due 01/12/2015		6,100	6,038
3.700% due 08/01/2015		2,000	2,014
5.250% due 10/15/2013		100	107
6.150% due 04/01/2018		300	325

Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,000	6,034

HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	3,000	4,163

HBOS PLC
0.509% due 09/06/2017		$5,800	4,930
6.750% due 05/21/2018		7,400	7,246

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		6,575	2,794

HSBC Finance Corp.
0.522% due 08/09/2011		2,335	2,336
0.740% due 06/01/2016		8,000	7,682
5.900% due 06/19/2012		1,150	1,208
6.676% due 01/15/2021		1,300	1,350

Hyundai Capital Services, Inc.
4.375% due 07/27/2016		2,500	2,513

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

ICICI Bank Ltd.
2.062% due 02/24/2014		$1,100	$1,094
5.500% due 03/25/2015		1,100	1,148
5.750% due 11/16/2020		8,600	8,543

Intergas Finance BV
6.375% due 05/14/2017		4,000	4,260
6.875% due 11/04/2011		8,121	8,426

International Lease Finance Corp.
5.750% due 06/15/2011		1,000	1,009
5.875% due 05/01/2013		1,300	1,339
6.500% due 09/01/2014		10,000	10,725

Intesa Sanpaolo SpA
2.712% due 02/24/2014		26,000	26,355

IPIC GMTN Ltd.
3.125% due 11/15/2015		5,000	4,891
5.000% due 11/15/2020		7,100	6,917

JPMorgan Chase & Co.
4.650% due 06/01/2014		700	748
5.375% due 10/01/2012		1,000	1,062
7.900% due 04/29/2049		12,500	13,724

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		2,800	2,722

Korea Exchange Bank
4.875% due 01/14/2016		500	523

LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	600	924
11.040% due 03/19/2020		5,200	9,134

LBG Capital No.2 PLC
9.125% due 07/15/2020		500	810
9.334% due 02/07/2020		700	1,157
15.000% due 12/21/2019		300	655

LeasePlan Finance NV
3.750% due 03/18/2013	EUR	500	711

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)		2,543	874
5.316% due 04/05/2011 (a)		1,816	624

Lloyds TSB Bank PLC
4.875% due 01/21/2016		$22,800	23,506

MBNA Corp.
7.500% due 03/15/2012		1,200	1,274

Merrill Lynch & Co., Inc.
0.763% due 01/15/2015		5,000	4,842
5.450% due 02/05/2013		2,350	2,491
6.050% due 08/15/2012		21,487	22,833
6.875% due 04/25/2018		8,800	9,772

Morgan Stanley
0.553% due 01/09/2012		1,100	1,100
0.783% due 10/15/2015		5,400	5,190
1.903% due 01/24/2014		1,200	1,225
2.812% due 05/14/2013		300	311
6.000% due 04/28/2015		400	435
6.625% due 04/01/2018		7,200	7,911
7.300% due 05/13/2019		100	113

Mystic Re Ltd.
10.310% due 06/07/2011		1,500	1,513

Nationwide Building Society
1.392% due 12/22/2016	EUR	2,000	2,693

New York Life Insurance Co.
6.750% due 11/15/2039		$900	1,036

Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		2,421	1,997

Petroleum Export Ltd.
5.265% due 06/15/2011		2,572	2,570

Petroleum Export II Ltd.
6.340% due 06/20/2011		1,184	1,185

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Provident Funding Associates LP
10.250% due 04/15/2017		$200	$224

Qatari Diar Finance QSC
3.500% due 07/21/2015		300	302
5.000% due 07/21/2020		2,400	2,379

QNB Finance Ltd.
3.125% due 11/16/2015		8,600	8,426

Regions Financial Corp.
7.750% due 11/10/2014		1,600	1,729

Royal Bank of Scotland Group PLC
2.732% due 08/23/2013		16,100	16,548

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		4,700	4,935

Santander UK PLC
1.247% due 10/10/2017	EUR	2,700	3,478
1.388% due 08/28/2017 (l)		3,700	4,814

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		$10,200	10,442
5.499% due 07/07/2015		7,000	7,376

SLM Corp.
0.533% due 10/25/2011		1,900	1,880
3.125% due 09/17/2012	EUR	7,000	9,649
5.050% due 11/14/2014		$400	404
5.125% due 08/27/2012		850	877
5.375% due 05/15/2014		600	622
8.450% due 06/15/2018		3,500	3,925

State Bank of India
4.500% due 07/27/2015		5,900	6,019

SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		882	872

Sumitomo Mitsui Banking Corp.
0.740% due 05/29/2049	JPY	700,000	8,430
1.000% due 06/02/2049		700,000	8,180

Telenet Finance Luxembourg SCA
6.625% due 02/15/2021	EUR	1,000	1,393

Temasek Financial Ltd.
4.300% due 10/25/2019		$1,250	1,271

UBS AG
5.875% due 12/20/2017		12,100	13,211

UFJ Finance Aruba AEC
6.750% due 07/15/2013		700	771

UOB Cayman Ltd.
5.796% due 12/29/2049		500	517

Virgin Media Secured Finance PLC
7.000% due 01/15/2018	GBP	4,700	8,162

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		$1,800	1,836
6.800% due 11/22/2025		4,500	4,572
6.902% due 07/09/2020		2,900	3,128

VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		3,500	3,741
7.500% due 10/12/2011		3,000	3,101

Wachovia Bank N.A.
0.640% due 03/15/2016		1,200	1,129
0.690% due 11/03/2014		3,500	3,364

Wachovia Corp.
0.580% due 06/15/2017		6,900	6,629
0.673% due 10/15/2016		1,000	928
5.500% due 05/01/2013		700	754
5.750% due 02/01/2018		200	220

Waha Aerospace BV
3.925% due 07/28/2020		2,565	2,571

Wells Fargo Capital XIII
7.700% due 12/29/2049		18,800	19,458

See Accompanying Notes	Annual Report	March 31, 2011	127

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Weyerhaeuser Co.
6.750% due 03/15/2012		$27,418	$28,828

Wind Acquisition Finance S.A.
7.250% due 02/15/2018		1,600	1,676
11.750% due 07/15/2017		1,600	1,848

			879,057

INDUSTRIALS 30.1%

Adaro Indonesia PT
7.625% due 10/22/2019		400	444

Alcoa, Inc.
6.750% due 07/15/2018		500	554

Aleris International, Inc.
7.625% due 02/15/2018		1,200	1,209

Allison Transmission, Inc.
11.000% due 11/01/2015		500	545

ALROSA Finance S.A.
7.750% due 11/03/2020		5,600	6,031
8.875% due 11/17/2014		3,500	3,999

Altria Group, Inc.
9.250% due 08/06/2019		6,700	8,747
9.700% due 11/10/2018		2,200	2,893

America Movil S.A.B. de C.V.
3.625% due 03/30/2015		2,000	2,066
5.000% due 03/30/2020		6,000	6,209
5.750% due 01/15/2015		2,800	3,093

American Airlines Pass-Through Trust
5.250% due 07/31/2022		1,730	1,678
7.000% due 01/31/2018		1,100	1,067
10.375% due 01/02/2021		1,469	1,726

American Airlines, Inc.
7.500% due 03/15/2016		3,400	3,379

AmeriGas Partners LP
6.500% due 05/20/2021		3,000	3,082
7.125% due 05/20/2016		2,300	2,398

Anadarko Petroleum Corp.
5.950% due 09/15/2016		1,700	1,848
6.375% due 09/15/2017		2,200	2,422

Anglo American Capital PLC
9.375% due 04/08/2014		4,100	4,903

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		400	406
6.500% due 04/15/2040		700	703

Anheuser-Busch Cos., Inc.
4.700% due 04/15/2012		400	416

Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020		5,100	5,476

Ardagh Packaging Finance PLC
9.250% due 10/15/2020	EUR	1,100	1,635

ArvinMeritor, Inc.
8.125% due 09/15/2015		$2,400	2,508

AutoZone, Inc.
7.125% due 08/01/2018		2,000	2,323

Berry Plastics Corp.
4.184% due 09/15/2014		2,500	2,366
5.053% due 02/15/2015		5,800	5,778
8.250% due 11/15/2015		500	533
9.750% due 01/15/2021		3,400	3,383

Biomet, Inc.
10.000% due 10/15/2017		200	220
10.375% due 10/15/2017 (c)		2,700	2,980
11.625% due 10/15/2017		8,700	9,744

Blue Merger Sub, Inc.
7.625% due 02/15/2019		1,000	1,019

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Boston Scientific Corp.
4.500% due 01/15/2015		$4,400	$4,536
6.000% due 01/15/2020		3,000	3,145

Brocade Communications Systems, Inc.
6.625% due 01/15/2018		5,000	5,319
6.875% due 01/15/2020		1,350	1,465

Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		900	940

C8 Capital SPV Ltd.
6.640% due 12/29/2049		5,400	4,175

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		1,400	1,284

CCO Holdings LLC
7.000% due 01/15/2019		2,900	2,987

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		300	283

Celanese U.S. Holdings LLC
6.625% due 10/15/2018		1,000	1,032

Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		1,100	1,088
7.250% due 07/29/2019		1,300	1,502

Cemex S.A.B. de C.V.
5.301% due 09/30/2015 (b)		10,100	10,070
9.000% due 01/11/2018		2,000	2,107

Charter Communications Operating LLC
8.000% due 04/30/2012		6,350	6,699

Chesapeake Energy Corp.
7.250% due 12/15/2018		1,500	1,684
7.625% due 07/15/2013		2,000	2,250

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015		130	134
9.500% due 05/15/2016		1,100	1,232

Codelco, Inc.
7.500% due 01/15/2019		5,000	6,051

Comcast Corp.
5.150% due 03/01/2020		9,600	10,000

Community Health Systems, Inc.
8.875% due 07/15/2015		5,300	5,605

Concho Resources, Inc.
7.000% due 01/15/2021		500	527

Consol Energy, Inc.
8.000% due 04/01/2017		5,900	6,490

Conti-Gummi Finance BV
8.500% due 07/15/2015	EUR	4,900	7,656

Continental Airlines Pass-Through Trust
4.750% due 01/12/2021		$3,300	3,234
5.983% due 10/19/2023		482	494
6.000% due 01/12/2019		1,100	1,078
7.250% due 05/10/2021		1,167	1,260
9.000% due 07/08/2016		2,818	3,199

Continental Resources, Inc.
7.125% due 04/01/2021		700	747

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		6,500	7,231
9.250% due 06/30/2020		2,800	3,129

CPI International Acquisition, Inc.
8.000% due 02/15/2018		850	858

Crown Americas LLC
7.625% due 05/15/2017		500	546

CSC Holdings LLC
7.625% due 07/15/2018		800	880
7.875% due 02/15/2018		4,100	4,571
8.500% due 04/15/2014		5,100	5,744
8.625% due 02/15/2019		2,300	2,645

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

CSN Islands IX Corp.
10.000% due 01/15/2015		$1,100	$1,331

CSN Islands VIII Corp.
9.750% due 12/16/2013		1,500	1,762

CSN Islands XI Corp.
6.875% due 09/21/2019		5,150	5,742

CSN Resources S.A.
6.500% due 07/21/2020		13,700	14,659

CVS Pass-Through Trust
5.789% due 01/10/2026		1,589	1,615
6.036% due 12/10/2028		804	831
7.507% due 01/10/2032		7	9

DaVita, Inc.
6.625% due 11/01/2020		100	102

Delta Air Lines Pass-Through Trust
4.950% due 05/23/2019		500	500
6.200% due 07/02/2018		494	513
7.111% due 03/18/2013		3,500	3,605
7.750% due 06/17/2021		195	214

Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		8,800	9,108
9.500% due 12/11/2019		4,300	4,838

Deutsche Telekom International Finance BV
4.875% due 07/08/2014		700	757
8.125% due 05/29/2012	EUR	2,334	3,538

Devon Energy Corp.
5.625% due 01/15/2014		$800	885

Digicel Ltd.
8.250% due 09/01/2017		1,500	1,598

DISH DBS Corp.
6.375% due 10/01/2011		3,175	3,246
6.625% due 10/01/2014		1,812	1,923
7.000% due 10/01/2013		4,995	5,420
7.125% due 02/01/2016		4,600	4,933
7.875% due 09/01/2019		500	544

Ecopetrol S.A.
7.625% due 07/23/2019		7,590	8,785

El Paso Corp.
8.250% due 02/15/2016		1,100	1,302

Energy Transfer Partners LP
5.650% due 08/01/2012		2,125	2,233
8.500% due 04/15/2014		1,800	2,103
9.700% due 03/15/2019		3,900	5,092

Enterprise Products Operating LLC
7.034% due 01/15/2068		600	623
8.375% due 08/01/2066		1,815	1,962

Exide Technologies
8.625% due 02/01/2018		500	536

FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,061

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		2,100	2,179
7.500% due 05/04/2020		2,300	2,507

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		8,200	9,894

Franz Haniel & Cie GmbH
6.750% due 10/23/2014	EUR	3,900	6,004

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015		$1,150	1,200
8.375% due 04/01/2017		5,500	6,071

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		621	677

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		15,770	17,954

128	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		$6,500	$6,817
6.212% due 11/22/2016		1,100	1,196
6.510% due 03/07/2022		3,300	3,523
7.288% due 08/16/2037		1,900	2,061
8.146% due 04/11/2018		4,500	5,304
9.250% due 04/23/2019		10,000	12,487

Georgia-Pacific LLC
8.250% due 05/01/2016		900	1,019

Gerdau Holdings, Inc.
7.000% due 01/20/2020		14,400	16,020

Gerdau Trade, Inc.
5.750% due 01/30/2021		8,200	8,344

Giant Funding Corp.
8.250% due 02/01/2018		800	825

Glencore Funding LLC
6.000% due 04/15/2014		600	643

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		3,050	2,930

Graham Packaging Co. LP
8.250% due 10/01/2018		500	539

Great Rolling Stock Co. Ltd.
6.875% due 07/27/2035	GBP	1,300	2,152

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	2,000	2,838
5.173% due 09/15/2017		900	1,283

GTL Trade Finance, Inc.
7.250% due 10/20/2017		$4,000	4,520

Hanesbrands, Inc.
3.831% due 12/15/2014		2,100	2,100

Hapag-Lloyd AG
9.000% due 10/15/2015	EUR	200	302

Harvest Operations Corp.
6.875% due 10/01/2017		$500	521

HCA, Inc.
7.250% due 09/15/2020		750	806
7.875% due 02/15/2020		1,500	1,639
8.500% due 04/15/2019		7,200	8,028
9.125% due 11/15/2014		4,575	4,821
9.250% due 11/15/2016		9,800	10,596
9.625% due 11/15/2016 (c)		700	756
9.875% due 02/15/2017		800	900

HeidelbergCement Finance BV
7.500% due 10/31/2014	EUR	3,400	5,252
8.000% due 01/31/2017		1,700	2,680

Hexion U.S. Finance Corp.
8.875% due 02/01/2018		$1,400	1,488

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		600	636
5.750% due 09/11/2019		600	647
7.625% due 04/09/2019		1,300	1,559

Indian Oil Corp. Ltd.
4.750% due 01/22/2015		3,200	3,314

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	1,300	1,810
8.500% due 02/15/2016		$1,000	1,014

Insight Communications Co., Inc.
9.375% due 07/15/2018		700	780

Intelsat Jackson Holdings S.A.
8.500% due 11/01/2019		3,000	3,240
9.500% due 06/15/2016		800	848

Intelsat Luxembourg S.A.
11.500% due 02/04/2017 (c)		400	441

Intelsat Subsidiary Holding Co. S.A.
8.500% due 01/15/2013		2,280	2,298
8.875% due 01/15/2015		500	516

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Jarden Corp.
6.125% due 11/15/2022		$1,400	$1,376

Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		1,700	1,781

KazMunayGas National Co.
6.375% due 04/09/2021		7,400	7,696
7.000% due 05/05/2020		6,800	7,361
8.375% due 07/02/2013		200	223
11.750% due 01/23/2015		12,000	15,030

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		7,900	8,697

KRATON Polymers LLC
6.750% due 03/01/2019		650	661

LifePoint Hospitals, Inc.
6.625% due 10/01/2020		200	206

Linn Energy LLC
7.750% due 02/01/2021		1,300	1,394

Listrindo Capital BV
9.250% due 01/29/2015		200	221

Lyondell Chemical Co.
8.000% due 11/01/2017		8,911	9,847
11.000% due 05/01/2018		100	113

Macy's Retail Holdings, Inc.
7.450% due 07/15/2017		1,000	1,135

Masco Corp.
5.875% due 07/15/2012		2,000	2,094

Michael Foods, Inc.
9.750% due 07/15/2018		400	439

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		4,400	4,870

Multiplan, Inc.
9.875% due 09/01/2018		1,300	1,398

Mylan, Inc.
7.625% due 07/15/2017		200	216
7.875% due 07/15/2020		1,700	1,857

Nakilat, Inc.
6.067% due 12/31/2033		900	902

Nalco Co.
6.625% due 01/15/2019		1,100	1,137

Newfield Exploration Co.
6.875% due 02/01/2020		2,900	3,074
7.125% due 05/15/2018		3,000	3,240

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013		600	613

Noble Group Ltd.
4.875% due 08/05/2015		1,800	1,867
6.625% due 03/17/2015		5,000	5,101
6.625% due 08/05/2020		1,800	1,860
6.750% due 01/29/2020		6,370	6,833

Novelis, Inc.
8.375% due 12/15/2017		5,400	5,872

NXP BV
3.748% due 10/15/2013	EUR	1,600	2,262

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$7,000	7,411

OI European Group BV
6.750% due 09/15/2020	EUR	1,000	1,435

Oshkosh Corp.
8.250% due 03/01/2017		$200	221
8.500% due 03/01/2020		100	113

OXEA Finance
9.500% due 07/15/2017		1,200	1,314

Peabody Energy Corp.
6.500% due 09/15/2020		1,400	1,508

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Pearson Dollar Finance PLC
5.500% due 05/06/2013		$700	$750
6.250% due 05/06/2018		1,000	1,122

Pemex Project Funding Master Trust
0.910% due 12/03/2012		7,000	7,024
5.500% due 02/24/2025	EUR	1,200	1,646
5.750% due 03/01/2018		$3,000	3,186
6.625% due 06/15/2035		500	504
6.625% due 06/15/2038		300	300

Pernod-Ricard S.A.
7.000% due 01/15/2015	EUR	3,500	5,365

Petrobras International Finance Co.
5.375% due 01/27/2021		$23,800	23,962
5.750% due 01/20/2020		9,300	9,630
5.875% due 03/01/2018		4,300	4,572
7.750% due 09/15/2014		3,600	4,178
7.875% due 03/15/2019		6,070	7,150
8.375% due 12/10/2018		600	726

Petrohawk Energy Corp.
7.250% due 08/15/2018		3,500	3,622

Petroleos de Venezuela S.A.
4.900% due 10/28/2014		600	444
5.000% due 10/28/2015		800	536
8.500% due 11/02/2017		600	427

Petroleos Mexicanos
4.875% due 03/15/2015		300	321
5.500% due 01/21/2021		4,400	4,488
8.000% due 05/03/2019		10,800	13,025

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		192	195
9.750% due 08/14/2019		3,200	3,896

Pride International, Inc.
6.875% due 08/15/2020		500	569
8.500% due 06/15/2019		5,500	6,820

Quebecor Media, Inc.
7.750% due 03/15/2016		6,300	6,568

Rain CII Carbon LLC
8.000% due 12/01/2018		700	752

RBS Global, Inc.
8.500% due 05/01/2018		1,200	1,302

Reed Elsevier Capital, Inc.
4.625% due 06/15/2012		2,591	2,686

Reliance Holdings USA, Inc.
4.500% due 10/19/2020		5,000	4,712

Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		1,500	1,519
7.125% due 04/15/2019		2,800	2,884
7.750% due 10/15/2016		5,500	5,844
8.250% due 02/15/2021		1,750	1,741
8.500% due 05/15/2018		1,100	1,119

Rhodia S.A.
3.748% due 10/15/2013	EUR	1,798	2,548
6.875% due 09/15/2020		$2,000	2,048

Rockies Express Pipeline LLC
5.625% due 04/15/2020		1,400	1,392
6.250% due 07/15/2013		2,770	2,958

Rockwood Specialties Group, Inc.
7.625% due 11/15/2014	EUR	1,000	1,453

Rohm and Haas Co.
6.000% due 09/15/2017		$3,000	3,312

RSC Equipment Rental, Inc.
8.250% due 02/01/2021		700	732

RZD Capital Ltd.
5.739% due 04/03/2017		11,600	12,133

SABIC Capital I BV
3.000% due 11/02/2015		4,000	3,840

See Accompanying Notes	Annual Report	March 31, 2011	129

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

SandRidge Energy, Inc.
3.928% due 04/01/2014		$4,775	$4,709
8.625% due 04/01/2015 (c)		3,582	3,736

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		1,800	1,710

Sino-Forest Corp.
6.250% due 10/21/2017		1,700	1,662

Smurfit Kappa Acquisitions
7.750% due 11/15/2019	EUR	3,100	4,624

Smurfit Kappa Funding PLC
7.750% due 04/01/2015		$2,200	2,260

Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		800	886

Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,000	1,468

Steel Dynamics, Inc.
7.375% due 11/01/2012		$3,200	3,424
7.750% due 04/15/2016		2,000	2,140

SunGard Data Systems, Inc.
10.625% due 05/15/2015		1,500	1,652

Teck Resources Ltd.
3.850% due 08/15/2017		2,300	2,302
9.750% due 05/15/2014		5,800	7,045
10.250% due 05/15/2016		2,750	3,310
10.750% due 05/15/2019		1,000	1,279

Telefonica Emisiones SAU
0.640% due 02/04/2013		10,000	9,911
6.221% due 07/03/2017		2,900	3,163

Telenet Finance Luxembourg SCA
6.375% due 11/15/2020	EUR	700	976

Tenet Healthcare Corp.
10.000% due 05/01/2018		$1,700	2,000

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		915	970

Teva Pharmaceutical Finance Co. LLC
5.550% due 02/01/2016		1,000	1,113

TransDigm, Inc.
7.750% due 12/15/2018		1,000	1,079

Transocean, Inc.
4.950% due 11/15/2015		1,300	1,374
7.375% due 04/15/2018		4,000	4,571

Trinidad Drilling Ltd.
7.875% due 01/15/2019		300	318

UAL Pass-Through Trust
9.750% due 01/15/2017		2,307	2,630
10.400% due 05/01/2018		3,824	4,379

Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	3,300	4,934

Univision Communications, Inc.
8.500% due 05/15/2021		$500	520

UPC Holding BV
8.375% due 08/15/2020	EUR	3,000	4,369

UPCB Finance II Ltd.
6.375% due 07/01/2020		2,500	3,382

UPCB Finance Ltd.
7.625% due 01/15/2020		2,000	2,930

Urbi Desarrollos Urbanos, S.A.B. de C.V.
8.500% due 04/19/2016		$3,300	3,424
9.500% due 01/21/2020		1,900	2,138

Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,150	1,282

Vale Overseas Ltd.
4.625% due 09/15/2020		3,200	3,133

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Valeant Pharmaceuticals International
6.500% due 07/15/2016		$2,700	$2,680
6.750% due 08/15/2021		5,000	4,769
6.875% due 12/01/2018		3,100	3,054
7.000% due 10/01/2020		900	878

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		700	720

Warner Chilcott Co. LLC
7.750% due 09/15/2018		500	526

Windstream Corp.
7.875% due 11/01/2017		300	323
8.125% due 08/01/2013		2,400	2,646
8.625% due 08/01/2016		2,800	2,982

WMG Acquisition Corp.
9.500% due 06/15/2016		5,325	5,658

Wynn Las Vegas LLC
7.750% due 08/15/2020		400	426

Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	4,900	7,222

			897,075

UTILITIES 10.0%

AES Andres Dominicana
9.500% due 11/12/2020		$4,950	5,297

AES Corp.
8.000% due 06/01/2020		3,500	3,798

AES Panama S.A.
6.350% due 12/21/2016		3,000	3,196

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		18,200	19,479
6.103% due 06/27/2012		5,900	6,209
8.700% due 08/07/2018		6,500	8,068

AT&T, Inc.
4.850% due 02/15/2014		6,772	7,322

BP Capital Markets PLC
0.450% due 04/11/2011		17,400	17,401
2.375% due 12/14/2011		540	546
2.750% due 06/14/2011	CHF	1,200	1,312
2.750% due 02/27/2012		$70	71
3.125% due 03/10/2012		1,170	1,196
3.625% due 05/08/2014		110	114

British Telecommunications PLC
8.750% due 12/07/2016	GBP	1,300	2,484

Calpine Corp.
7.250% due 10/15/2017		$2,500	2,612
7.875% due 07/31/2020		1,100	1,174

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		5,500	6,188
7.750% due 11/30/2015		800	934

CMS Energy Corp.
1.253% due 01/15/2013		4,400	4,367

Colbun S.A.
6.000% due 01/21/2020		500	514

Consolidated Edison Co. of New York, Inc.
5.550% due 04/01/2014		4,800	5,245

Crown Castle Towers LLC
6.113% due 01/15/2040		4,800	5,206

E.CL S.A.
5.625% due 01/15/2021		2,400	2,410

El Paso Performance-Linked Trust
7.750% due 07/15/2011		1,400	1,427

Embarq Corp.
7.082% due 06/01/2016		5,600	6,367

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Entergy Corp.
3.625% due 09/15/2015		$900	$891

Expro Finance Luxembourg SCA
8.500% due 12/15/2016		400	398

Frontier Communications Corp.
7.125% due 03/15/2019		3,000	3,060
7.875% due 04/15/2015		700	758

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		100	121

Ipalco Enterprises, Inc.
8.625% due 11/14/2011		1,100	1,141

Israel Electric Corp. Ltd.
7.250% due 01/15/2019		1,400	1,488
9.375% due 01/28/2020		1,000	1,206

Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		3,000	3,113

Koninklijke KPN NV
5.750% due 03/18/2016	GBP	1,500	2,588

Korea Electric Power Corp.
3.000% due 10/05/2015		$400	391

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,500	1,461
6.250% due 06/17/2014		800	876

Majapahit Holding BV
7.250% due 10/17/2011		23,255	24,011
7.250% due 06/28/2017		100	110
7.750% due 10/17/2016		200	226
7.750% due 01/20/2020		3,900	4,407

National Grid PLC
6.300% due 08/01/2016		700	795

Nextel Communications, Inc.
6.875% due 10/31/2013		400	405

NGPL PipeCo LLC
6.514% due 12/15/2012		1,900	2,035
7.119% due 12/15/2017		2,900	3,240

NRG Energy, Inc.
7.375% due 02/01/2016		5,847	6,066
7.375% due 01/15/2017		4,000	4,180
8.250% due 09/01/2020		4,900	5,120
8.500% due 06/15/2019		3,000	3,172

NV Energy, Inc.
6.250% due 11/15/2020		2,800	2,860

Penn Virginia Corp.
10.375% due 06/15/2016		1,500	1,702

PG&E Corp.
5.750% due 04/01/2014		4,800	5,244

Progress Energy, Inc.
6.050% due 03/15/2014		4,800	5,307

PSEG Power LLC
5.320% due 09/15/2016		2,475	2,667

Puget Energy, Inc.
6.500% due 12/15/2020		2,000	2,009

Qtel International Finance Ltd.
3.375% due 10/14/2016		1,500	1,451
4.750% due 02/16/2021		3,700	3,464
5.000% due 10/19/2025		4,500	3,991

Qwest Communications International, Inc.
7.500% due 02/15/2014		11,225	11,464

Qwest Corp.
3.560% due 06/15/2013		600	628
8.875% due 03/15/2012		5,000	5,362

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		230	240

130	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012	$2,500	$2,586
5.500% due 09/30/2014	6,500	6,981
6.750% due 09/30/2019	250	282

Sierra Pacific Power Co.
6.000% due 05/15/2016	200	225

Sprint Capital Corp.
8.375% due 03/15/2012	3,525	3,736

Sprint Nextel Corp.
6.000% due 12/01/2016	2,200	2,219

Telesat LLC
11.000% due 11/01/2015	1,900	2,126

Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	8,125	8,805

TNK-BP Finance S.A.
6.250% due 02/02/2015	4,900	5,287
6.625% due 03/20/2017	900	965
6.875% due 07/18/2011	4,000	4,085
7.250% due 02/02/2020	6,200	6,851
7.500% due 03/13/2013	7,500	8,237
7.500% due 07/18/2016	4,400	4,950
7.875% due 03/13/2018	3,600	4,140

Verizon Communications, Inc.
5.550% due 02/15/2016	800	888

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	3,200	3,328

Vodafone Group PLC
5.450% due 06/10/2019	3,400	3,717

		299,993

Total Corporate Bonds & Notes (Cost $2,029,975)		2,076,125

CONVERTIBLE BONDS & NOTES 0.6%

BANKING & FINANCE 0.2%

Boston Properties LP
2.875% due 02/15/2037	6,300	6,410

INDUSTRIALS 0.4%

Medtronic, Inc.
1.500% due 04/15/2011	8,800	8,822

Transocean, Inc.
1.500% due 12/15/2037	1,600	1,582

		10,404

Total Convertible Bonds & Notes (Cost $16,560)		16,814

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.5%

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040	1,300	1,331

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	10,360	11,632

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	700	650

		13,613

ILLINOIS 0.0%

Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	900	898

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.4%

New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	$10,200	$10,578

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	1,100	1,101

		11,679

WEST VIRGINIA 0.1%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,185	4,321

Total Municipal Bonds & Notes (Cost $30,650)		30,511

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
0.450% due 10/27/2037	200	199
1.250% due 03/14/2014 (i)	13,300	13,231
2.410% due 02/01/2035	125	131
5.003% due 05/01/2035	376	399
5.500% due 04/01/2034	1,702	1,833

Ginnie Mae
0.554% due 12/16/2026	158	158

Total U.S. Government Agencies (Cost $15,957)		15,951

MORTGAGE-BACKED SECURITIES 4.3%

Adjustable Rate Mortgage Trust
5.274% due 11/25/2035	583	480

American General Mortgage Loan Trust
5.150% due 03/25/2058	772	799

American Home Mortgage Assets
0.460% due 10/25/2046	349	199

American Home Mortgage Investment Trust
0.490% due 05/25/2047	454	54
1.960% due 09/25/2045	93	82

Banc of America Funding Corp.
0.748% due 07/26/2036	815	791
2.768% due 06/25/2034	228	222
5.515% due 05/20/2036	1,400	1,127
5.888% due 04/25/2037	661	557

Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2033	105	99
2.881% due 02/25/2036	33	27
2.922% due 07/25/2033	1,440	1,409
5.500% due 12/25/2020	244	250

Bear Stearns Adjustable Rate Mortgage Trust
2.496% due 04/25/2034	3,110	2,963
2.860% due 10/25/2035	246	242
4.827% due 01/25/2035	29	26
5.297% due 05/25/2047	336	260

Bear Stearns Alt-A Trust
0.410% due 02/25/2034	1,721	1,413
2.868% due 03/25/2036	199	114

Bear Stearns Commercial Mortgage Securities
5.149% due 10/12/2042	1,000	1,077

Bear Stearns Structured Products, Inc.
5.222% due 12/26/2046	1,678	1,198

CC Mortgage Funding Corp.
0.380% due 05/25/2048	3,248	1,493

CDC Commercial Mortgage Trust
6.005% due 05/15/2035	900	926

Chase Mortgage Finance Corp.
2.903% due 02/25/2037	1,280	1,198

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.500% due 12/25/2022		$3,266	$3,299
6.000% due 09/25/2036		6,202	5,975

Citigroup Mortgage Loan Trust, Inc.
0.320% due 01/25/2037		723	398
2.737% due 03/25/2034		17	17
2.815% due 12/25/2035		308	204
2.909% due 08/25/2035		1,127	635
5.349% due 08/25/2035		11,926	11,824
5.770% due 09/25/2037		607	433

Countrywide Alternative Loan Trust
0.448% due 12/20/2046		790	456
0.464% due 07/20/2046		337	152
0.480% due 08/25/2046		568	104
0.534% due 09/20/2046		600	99
0.584% due 11/20/2035		150	94
0.764% due 11/20/2035		500	92
1.312% due 12/25/2035		173	110
5.701% due 11/25/2035		407	267
6.000% due 02/25/2037		4,862	3,773

Countrywide Home Loan Mortgage Pass-Through Trust
5.077% due 10/20/2035		419	304
5.323% due 02/20/2036		549	424
5.538% due 05/20/2036		609	434

Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		25	22

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037		465	304

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036		538	386

Deutsche ALT-A Securities, Inc.
5.869% due 10/25/2036		446	283
5.886% due 10/25/2036		446	284

Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047		2,586	2,583

Downey Savings & Loan Association Mortgage Loan Trust
0.564% due 11/19/2037		800	60

First Horizon Asset Securities, Inc.
5.681% due 02/25/2036		980	941

Granite Master Issuer PLC
0.354% due 12/20/2054		4,758	4,505
0.724% due 12/20/2054	GBP	680	1,037
1.087% due 12/20/2054	EUR	4,182	5,610

GSR Mortgage Loan Trust
2.774% due 11/25/2035		$199	180
2.784% due 01/25/2036		128	108
6.000% due 02/25/2036		2,821	2,504

Harborview Mortgage Loan Trust
0.384% due 04/19/2038		1,861	1,203
0.594% due 06/20/2035		2,084	1,756

Homebanc Mortgage Trust
0.430% due 12/25/2036		388	300

Indymac Index Mortgage Loan Trust
0.490% due 07/25/2035		33	22
5.018% due 09/25/2035		351	317
5.186% due 06/25/2035		325	254

JPMorgan Chase Commercial Mortgage Securities Corp.
5.202% due 12/15/2044		800	857

JPMorgan Mortgage Trust
3.006% due 07/25/2035		1,994	1,965
5.387% due 07/25/2035		844	847
5.874% due 06/25/2037		2,353	2,075
6.500% due 09/25/2035		1,110	1,135

JPMorgan Re-REMIC
0.748% due 03/26/2037		1,326	1,228

See Accompanying Notes	Annual Report	March 31, 2011	131

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
0.460% due 04/25/2046	$1,220	$691

Merrill Lynch Alternative Note Asset
0.550% due 03/25/2037	552	260

Merrill Lynch Mortgage Investors, Inc.
5.429% due 12/25/2035	871	779

Morgan Stanley Capital I
5.610% due 04/15/2049	2,791	2,825

Morgan Stanley Mortgage Loan Trust
3.632% due 06/25/2036	25	24
5.177% due 07/25/2035	741	679
6.000% due 10/25/2037 (a)	1,803	1,380

Opteum Mortgage Acceptance Corp.
0.509% due 07/25/2035	204	194

RBSSP Resecuritization Trust
0.570% due 03/26/2037	1,431	1,327
0.748% due 03/26/2036	645	615

Residential Accredit Loans, Inc.
1.672% due 09/25/2045	1,060	680
6.000% due 06/25/2036	1,220	839

Residential Funding Mortgage Securities I
3.249% due 09/25/2035	1,247	874

Sequoia Mortgage Trust
0.604% due 07/20/2033	379	366

Structured Adjustable Rate Mortgage Loan Trust
2.611% due 01/25/2035	1,163	984
2.697% due 09/25/2035	254	206

Structured Asset Mortgage Investments, Inc.
0.380% due 03/25/2037	1,439	892
0.500% due 09/25/2047	536	93
0.584% due 10/19/2034	497	461
0.604% due 03/19/2034	75	68

Structured Asset Securities Corp.
2.768% due 10/25/2035	292	240

TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	485	128

Wachovia Bank Commercial Mortgage Trust
5.275% due 11/15/2048	1,000	1,019

WaMu Mortgage Pass-Through Certificates
0.530% due 11/25/2045	1,861	1,498
0.560% due 01/25/2045	160	136
0.570% due 08/25/2045	1,041	896
1.012% due 02/25/2047	365	236
1.042% due 01/25/2047	1,277	850
1.082% due 05/25/2047	758	534
1.122% due 12/25/2046	713	524
1.312% due 02/25/2046	2,184	1,737
1.512% due 11/25/2042	307	274
3.648% due 02/25/2037	405	326
4.868% due 12/25/2036	4,617	3,636

Wells Fargo Mortgage-Backed Securities Trust
2.719% due 07/25/2036	4,085	3,399
2.756% due 09/25/2033	705	713
2.772% due 03/25/2036	1,578	1,414
2.775% due 04/25/2036	7,500	5,971
2.819% due 06/25/2035	4,364	4,303
3.202% due 04/25/2036	2,298	1,888
5.143% due 07/25/2036	131	109
5.293% due 05/25/2036	277	228
6.000% due 04/25/2037	3,400	3,234
6.121% due 11/25/2037	4,095	3,265

Total Mortgage-Backed Securities (Cost $133,157)		127,661

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.5%

Aircraft Certificate Owner Trust
6.455% due 09/20/2022		$950	$940
7.001% due 09/20/2022		5,750	5,317

Ameriquest Mortgage Securities, Inc.
0.720% due 01/25/2035		556	534

Asset-Backed Securities Corp. Home Equity
1.905% due 03/15/2032		1,395	1,122

Atrium CDO Corp.
0.734% due 06/27/2015		2,099	2,017

Citibank Omni Master Trust
2.355% due 05/16/2016		20,300	20,612

Citigroup Mortgage Loan Trust, Inc.
0.310% due 07/25/2045		1,162	963

Countrywide Asset-Backed Certificates
0.500% due 04/25/2036		4,003	3,593

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036		228	198

GSAMP Trust
0.320% due 12/25/2036		160	117

HSBC Asset Loan Obligation
0.310% due 12/25/2036		337	329

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		288	241
0.580% due 01/25/2046		35	20

MASTR Asset-Backed Securities Trust
0.300% due 01/25/2037		534	181

Residential Asset Mortgage Products, Inc.
0.650% due 06/25/2047		600	291

SACO I, Inc.
0.750% due 12/25/2035		1,092	379

SLM Student Loan Trust
4.500% due 11/16/2043		3,166	3,077
6.255% due 07/15/2042		1,985	1,918

Specialty Underwriting & Residential Finance
0.930% due 01/25/2034		17	14

Venture CDO Ltd.
0.533% due 01/20/2022		2,000	1,849

WaMu Asset-Backed Certificates
0.300% due 01/25/2037		122	117

Total Asset-Backed Securities (Cost $45,789)			43,829

SOVEREIGN ISSUES 9.6%

Bahrain Government International Bond
5.500% due 03/31/2020		1,200	1,147

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	816
6.369% due 06/16/2018		$2,100	2,294
6.500% due 06/10/2019		1,800	1,971

Banque Centrale de Tunisie S.A.
4.750% due 04/07/2011	EUR	7,800	11,082
6.250% due 02/20/2013		8,120	11,870
7.375% due 04/25/2012		$19,383	20,352

Brazil Government International Bond
4.875% due 01/22/2021		4,100	4,202
7.875% due 03/07/2015		5,000	5,980

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2024	BRL	3,600	4,402

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		7,263	4,380
10.000% due 01/01/2017		4,079	2,216
10.000% due 01/01/2021		5,521	2,868

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Canada Government International Bond
2.500% due 06/01/2015	CAD	5,800	$5,972

Colombia Government International Bond
6.125% due 01/18/2041		$600	615
7.375% due 03/18/2019		10,000	12,050
8.250% due 12/22/2014		9,000	10,755
8.375% due 02/15/2027		1,300	1,573

Export-Import Bank of Korea
0.523% due 10/04/2011		3,500	3,502
1.360% due 03/13/2012		7,100	7,099
4.000% due 01/29/2021		3,800	3,475
5.125% due 06/29/2020		1,500	1,517
5.875% due 01/14/2015		400	438

Indonesia Government International Bond
5.875% due 03/13/2020		2,200	2,357
6.875% due 03/09/2017		4,100	4,649
6.875% due 01/17/2018		100	114
7.500% due 01/15/2016		5,000	5,799
9.500% due 07/15/2031	IDR	41,000,000	4,787
10.000% due 02/15/2028		21,000,000	2,589
10.500% due 08/15/2030		29,000,000	3,693
11.625% due 03/04/2019		$5,200	7,488

Korea Development Bank
5.300% due 01/17/2013		1,150	1,214

Korea Finance Corp.
3.250% due 09/20/2016		400	388

Korea Housing Finance Corp.
4.125% due 12/15/2015		800	818

Mexico Government International Bond
6.625% due 03/03/2015		1,500	1,725

Panama Government International Bond
7.250% due 03/15/2015		6,250	7,297

Peru Government International Bond
7.350% due 07/21/2025		450	537
8.375% due 05/03/2016		12,000	14,790

Philippines Government International Bond
6.500% due 01/20/2020		9,500	10,794
7.500% due 09/25/2024		200	239
8.875% due 03/17/2015		107	132
9.000% due 02/15/2013		200	227

Qatar Government International Bond
4.000% due 01/20/2015		17,200	17,845
5.250% due 01/20/2020		500	522
6.550% due 04/09/2019		1,000	1,132

Russia Government International Bond
7.500% due 03/31/2030		26,902	31,424

South Africa Government International Bond
5.250% due 05/16/2013	EUR	2,870	4,253
6.875% due 05/27/2019		$2,170	2,531

Turkey Government International Bond
5.625% due 03/30/2021		12,900	13,222
6.750% due 04/03/2018		2,600	2,912
6.875% due 03/17/2036		1,600	1,702
7.000% due 03/11/2019		800	908
7.000% due 06/05/2020		5,000	5,675
7.250% due 03/05/2038		1,600	1,774
9.000% due 06/30/2011		1,600	1,638

Uruguay Government International Bond
8.000% due 11/18/2022		7,500	9,375
9.250% due 05/17/2017		650	835

Venezuela Government International Bond
7.750% due 10/13/2019		800	553
8.250% due 10/13/2024		1,100	714

Total Sovereign Issues (Cost $280,992)			287,228

132	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

CONSUMER SERVICES 0.0%

Tropicana Las Vegas Hotel and Casino (d)	50,000	$800

INDUSTRIALS 0.0%

DURA Automotive Systems, Inc. (d)	9,042	0

Total Common Stocks (Cost $5,146)		800

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Ally Financial, Inc.
7.000% due 10/13/2024	1,500	1,396

Total Preferred Securities (Cost $1,412)		1,396

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.7%

CERTIFICATES OF DEPOSIT 0.2%

Itau Unibanco S.A.
1.200% due 04/20/2011		$6,100	$6,096

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 04/01/2011		5,655	5,655

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $5,770. Repurchase proceeds are $5,655.)

EGYPT TREASURY BILLS 0.3%
9.520% due 04/19/2011	EGP	51,200	8,553

U.S. TREASURY BILLS 0.0%
0.163% due 07/07/2011 - 09/15/2011 (e)(g)		$109	109

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 8.0%
23,809,257	$238,521

Total Short-Term Instruments (Cost $259,297)	258,934

Total Investments 101.0% (Cost $2,975,347)	$3,016,568

Written Options (k) (0.1%) (Premiums $2,673)	(3,911)

Other Assets and Liabilities (Net) (0.9%)	(27,534)

Net Assets 100.0%	$2,985,123

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average yield.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $109 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $2,347 at a weighted average interest rate of -0.231%. On March 31, 2011, securities valued at $4,306 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $2,880 and cash of $9 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar September Futures	Long	09/2011	3,753	$1,919

(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	1.116%	$	2,000	$(28)	$0	$(28)
Embarq Corp.	GSC	(1.000%	)	06/20/2016	0.833%		2,700	(23)	(19)	(4)
Embarq Corp.	JPM	(1.550%	)	06/20/2016	0.847%		3,000	(106)	0	(106)
Macy's Retail Holdings, Inc.	DUB	(1.000%	)	09/20/2017	1.670%		1,000	38	79	(41)
Masco Corp.	BNP	(1.000%	)	09/20/2012	1.064%		2,000	(3)	26	(29)
Pearson Dollar Finance PLC	DUB	(1.000%	)	06/20/2018	0.824%		1,000	(12)	(25)	13
Rohm and Haas Co.	CSFB	(1.850%	)	09/20/2017	0.545%		3,000	(237)	0	(237)
Teva Pharmaceutical Finance II LLC	BCLY	(1.000%	)	03/20/2016	0.711%		1,000	(14)	(26)	12

								$(385)	$35	$(420)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	GSC	1.000%	03/20/2018	1.903%	$	1,900	$(103)	$(112)	$9
Alcoa, Inc.	JPM	1.000%	03/20/2018	1.903%		1,100	(60)	(62)	2
Ally Financial, Inc.	DUB	5.000%	12/20/2011	0.967%		9,800	302	219	83
America Movil S.A.B. de C.V.	DUB	1.000%	09/20/2011	0.425%		1,100	3	0	3
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.475%		1,500	8	(4)	12
American International Group, Inc.	DUB	5.000%	09/20/2013	0.935%		1,000	101	(130)	231

See Accompanying Notes	Annual Report	March 31, 2011	133

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GSC	0.095%	09/20/2011	0.407%	$	800	$(1)	$0	$(1)
American International Group, Inc.	UBS	5.000%	09/20/2012	0.608%		3,600	240	(432)	672
American International Group, Inc.	UBS	5.000%	09/20/2014	1.327%		1,100	137	(154)	291
Amgen, Inc.	GSC	1.000%	09/20/2014	0.318%		9,200	218	197	21
ARAMARK Corp.	CITI	5.000%	03/20/2014	2.865%		2,400	149	(65)	214
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	0.468%		2,200	24	0	24
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	0.739%		2,000	19	(117)	136
Berkshire Hathaway Finance Corp.	GSC	1.000%	09/20/2015	0.931%		1,000	3	(30)	33
BMW U.S. Capital LLC	BCLY	1.000%	09/20/2015	0.647%		2,000	31	4	27
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2012	0.197%	EUR	1,900	27	(209)	236
Brazil Government International Bond	BCLY	1.360%	08/20/2011	0.346%	$	1,800	10	0	10
Brazil Government International Bond	BCLY	1.370%	08/20/2011	0.346%		4,800	26	0	26
Brazil Government International Bond	BCLY	2.370%	05/20/2014	0.823%		3,400	191	0	191
Brazil Government International Bond	BCLY	1.980%	09/20/2014	0.874%		6,700	255	0	255
Brazil Government International Bond	CITI	1.920%	09/20/2014	0.874%		6,700	241	0	241
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.047%		32,000	(58)	(300)	242
Brazil Government International Bond	MLP	2.900%	05/20/2014	0.823%		5,200	387	0	387
Brazil Government International Bond	MLP	2.920%	05/20/2014	0.823%		2,500	188	0	188
Brazil Government International Bond	MSC	1.850%	09/20/2014	0.874%		6,700	225	0	225
Brazil Government International Bond	UBS	2.250%	05/20/2014	0.823%		3,600	187	0	187
California State General Obligation Bonds, Series 2003	CITI	3.050%	12/20/2020	2.074%		6,000	416	0	416
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	2.079%		1,800	74	0	74
California State General Obligation Bonds, Series 2003	GSC	1.580%	09/20/2011	0.703%		3,000	14	0	14
Celestica, Inc.	BCLY	2.850%	09/20/2011	0.499%		3,200	39	0	39
Chesapeake Energy Corp.	JPM	5.000%	09/20/2014	1.455%		2,900	349	(217)	566
China Government International Bond	BCLY	1.000%	06/20/2011	0.184%		2,900	6	16	(10)
China Government International Bond	BCLY	1.000%	09/20/2015	0.615%		2,000	34	19	15
China Government International Bond	BNP	1.000%	09/20/2015	0.615%		1,000	17	9	8
China Government International Bond	CITI	1.000%	09/20/2015	0.615%		500	8	4	4
China Government International Bond	HSBC	1.000%	09/20/2015	0.615%		400	7	4	3
China Government International Bond	MSC	1.000%	09/20/2015	0.615%		1,100	19	9	10
China Government International Bond	RBS	1.000%	09/20/2015	0.615%		2,600	44	24	20
Colombia Government International Bond	CITI	1.000%	03/20/2016	1.068%		1,400	(4)	(10)	6
Community Health Systems, Inc.	GSC	5.000%	09/20/2012	1.526%		4,200	221	(273)	494
Connecticut State General Obligation Notes, Series 2007	GSC	1.600%	03/20/2021	1.329%		10,000	210	0	210
Continental Resources, Inc.	BCLY	5.000%	12/20/2013	1.608%	EUR	1,300	166	61	105
Continental Resources, Inc.	UBS	5.000%	12/20/2013	1.608%		2,400	307	122	185
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%	$	7,300	(759)	(858)	99
Egypt Government International Bond	HSBC	1.000%	03/20/2016	3.390%		600	(62)	(73)	11
Egypt Government International Bond	JPM	1.000%	03/20/2016	3.390%		1,000	(104)	(123)	19
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%		3,000	(312)	(358)	46
El Paso Corp.	BOA	5.000%	09/20/2014	1.133%		400	53	(30)	83
El Paso Corp.	CSFB	5.000%	09/20/2014	1.133%		4,600	608	(346)	954
Emirate of Abu Dhabi	CITI	1.000%	03/20/2016	1.067%		1,000	(3)	(1)	(2)
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%		1,000	(2)	(8)	6
Emirate of Abu Dhabi	MSC	1.000%	03/20/2016	1.067%		2,000	(5)	(10)	5
Emirate of Abu Dhabi	MSC	1.000%	06/20/2016	1.096%		1,000	(5)	(8)	3
France Government Bond	DUB	0.250%	09/20/2015	0.659%		1,000	(17)	(36)	19
France Government Bond	DUB	0.250%	03/20/2016	0.724%		4,200	(94)	(149)	55
France Government Bond	GSC	0.250%	03/20/2016	0.724%		8,200	(183)	(274)	91
France Government Bond	JPM	0.250%	09/20/2015	0.659%		500	(9)	(18)	9
France Telecom S.A.	UBS	0.330%	09/20/2011	0.138%	EUR	5,300	8	0	8
France Telecom S.A.	WAC	0.325%	09/20/2011	0.138%		2,700	4	0	4
General Electric Capital Corp.	CITI	3.950%	03/20/2017	1.272%	$	14,525	2,136	0	2,136
General Electric Capital Corp.	DUB	0.125%	09/20/2011	0.325%		1,000	(1)	0	(1)
General Electric Capital Corp.	DUB	3.730%	12/20/2013	0.742%		5,000	408	0	408
GenOn Energy, Inc.	BCLY	5.000%	09/20/2014	5.244%		2,600	(16)	(390)	374
GenOn Energy, Inc.	GSC	5.000%	09/20/2014	5.244%		2,800	(17)	(468)	451
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.891%		1,000	132	(102)	234
Goldman Sachs Group, Inc.	MSC	0.235%	06/20/2012	0.308%		6,000	(5)	0	(5)
Illinois State General Obligation Bonds, Series 2006	DUB	2.770%	03/20/2021	2.391%		5,300	140	0	140
Illinois State General Obligation Bonds, Series 2006	DUB	2.820%	03/20/2021	2.391%		2,100	63	0	63
Illinois State General Obligation Bonds, Series 2006	MSC	2.780%	03/20/2021	2.391%		2,100	57	0	57
Indonesia Government International Bond	CITI	1.000%	03/20/2016	1.347%		400	(6)	(8)	2
Indonesia Government International Bond	HSBC	1.000%	12/20/2015	1.285%		12,750	(158)	(277)	119
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.285%		18,750	(233)	(390)	157
Indonesia Government International Bond	RBS	1.525%	12/20/2011	0.270%		7,000	67	0	67
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	4,200	7	0	7
MetLife, Inc.	GSC	1.000%	09/20/2015	1.370%	$	3,500	(54)	(203)	149
MetLife, Inc.	UBS	1.000%	09/20/2015	1.370%		3,900	(60)	(231)	171
Mexico Government International Bond	BCLY	2.680%	05/20/2014	0.772%		3,400	233	0	233
Mexico Government International Bond	BCLY	2.310%	06/20/2014	0.782%		2,900	159	0	159
Mexico Government International Bond	BOA	2.130%	06/20/2014	0.782%		3,500	170	0	170
Mexico Government International Bond	CITI	1.000%	03/20/2016	1.021%		5,700	(4)	(44)	40

134	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	CSFB	1.000%	09/20/2015	0.956%	$	5,000	$11	$(97)	$108
Mexico Government International Bond	HSBC	1.000%	03/20/2016	1.021%		2,800	(2)	(27)	25
Mexico Government International Bond	MLP	3.200%	05/20/2014	0.772%		2,800	242	0	242
Mexico Government International Bond	RBS	1.000%	12/20/2015	0.991%		20,000	14	(315)	329
New Jersey State General Obligation Bonds, Series 2001	DUB	2.000%	03/20/2021	1.562%		7,300	239	0	239
New Jersey State General Obligation Bonds, Series 2001	GSC	1.970%	03/20/2021	1.562%		2,000	61	0	61
New Jersey State General Obligation Bonds, Series 2001	MSC	2.000%	03/20/2021	1.562%		2,400	79	0	79
New York State General Obligation Bonds, Series 2005	BOA	1.850%	03/20/2021	1.343%		1,900	66	0	66
New York State General Obligation Bonds, Series 2005	MSC	1.950%	12/20/2020	1.377%		6,000	241	0	241
NRG Energy, Inc.	CSFB	5.000%	06/20/2015	3.565%		300	16	(5)	21
NRG Energy, Inc.	UBS	5.000%	06/20/2015	3.565%		800	45	(13)	58
Petrobras International Finance Co.	CITI	1.000%	09/20/2011	0.493%		2,500	7	(10)	17
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		4,500	16	(56)	72
Petrobras International Finance Co.	JPM	1.000%	09/20/2011	0.493%		600	2	(2)	4
Petrobras International Finance Co.	JPM	1.000%	12/20/2012	0.833%		4,000	12	(2)	14
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%		1,400	4	(8)	12
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.285%		1,300	(16)	(45)	29
Petroleos Mexicanos	DUB	0.760%	07/20/2011	0.519%		1,000	2	0	2
Pfizer, Inc.	MSC	1.000%	09/20/2014	0.401%		9,700	202	222	(20)
Philippines Government International Bond	BNP	1.000%	09/20/2015	1.126%		5,000	(26)	(114)	88
Philippines Government International Bond	CITI	1.000%	09/20/2015	1.126%		11,700	(59)	(262)	203
Philippines Government International Bond	DUB	2.500%	09/20/2017	1.488%		3,000	180	0	180
Philippines Government International Bond	MSC	1.000%	09/20/2015	1.126%		9,000	(46)	(176)	130
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.488%		4,300	242	0	242
PSEG Energy Holdings LLC	MLP	1.300%	06/20/2012	0.402%		5,000	57	0	57
Qatar Government International Bond	DUB	1.000%	03/20/2016	1.085%		400	(1)	(3)	2
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		400	(2)	(4)	2
Qatar Government International Bond	MSC	1.000%	03/20/2016	1.085%		800	(3)	(6)	3
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	BCLY	1.650%	07/20/2011	0.799%		4,800	28	0	28
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	GSC	0.700%	06/20/2012	0.967%		6,700	(9)	0	(9)
SLM Corp.	BOA	0.820%	06/20/2012	0.597%		9,200	28	0	28
South Africa Government International Bond	CSFB	1.000%	12/20/2020	1.499%		1,325	(53)	(51)	(2)
South Africa Government International Bond	MSC	1.000%	12/20/2020	1.499%		2,760	(110)	(90)	(20)
Sprint Nextel Corp.	UBS	1.000%	09/20/2017	3.569%		800	(109)	(121)	12
SunGard Data Systems, Inc.	BCLY	5.000%	09/20/2014	3.280%		1,500	86	(165)	251
Turkey Government International Bond	CITI	1.000%	03/20/2015	1.372%		6,200	(86)	(174)	88
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.450%		2,000	46	19	27
United Kingdom Gilt	CSFB	1.000%	09/20/2015	0.483%		500	11	5	6
Uruguay Government International Bond	DUB	1.050%	01/20/2012	0.942%		19,000	56	0	56
Vale Overseas Ltd.	UBS	0.650%	06/20/2014	0.915%		2,700	(16)	0	(16)
Volkswagen International Finance NV	BCLY	1.000%	09/20/2015	0.743%		3,000	34	(19)	53
Volkswagen International Finance NV	CITI	1.000%	09/20/2015	0.743%		3,600	41	2	39

							$8,343	$(7,349)	$15,692

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015	$	14,000	$(154)	$(60)	$(94)
CDX.IG-14 5-Year Index	CSFB	(1.000%	)	06/20/2015		700	(8)	(3)	(5)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015		1,400	(15)	(6)	(9)

							$(177)	$(69)	$(108)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$	56,500	$6,827	$7,035	$(208)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		30,000	3,625	3,825	(200)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		5,000	604	515	89
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		26,400	3,190	3,208	(18)
CDX.EM-13 5-Year Index	UBS	5.000%	06/20/2015		11,800	1,426	1,507	(81)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		101,000	13,290	12,436	854
CDX.EM-14 5-Year Index	CSFB	5.000%	12/20/2015		15,900	2,092	2,242	(150)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		10,400	1,369	1,476	(107)
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		5,200	684	634	50
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		43,400	5,710	6,006	(296)
CDX.EM-14 5-Year Index	RBS	5.000%	12/20/2015		16,400	2,158	2,313	(155)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		11,400	1,600	1,539	61
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		13,096	54	0	54
CDX.HY-10 3-Year Index 25-35%	MLP	2.360%	06/20/2011		5,000	30	0	30

See Accompanying Notes	Annual Report	March 31, 2011	135

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015	$	50,000	$1,734	$1,237	$497
CDX.HY-15 5-Year Index	BNP	5.000%	12/20/2015		50,000	1,734	1,810	(76)
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		107,800	3,739	(1,577)	5,316
CDX.HY-15 5-Year Index	CSFB	5.000%	12/20/2015		4,600	160	(23)	183
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		40,900	1,418	840	578
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016		104,700	237	282	(45)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		76,400	173	159	14
iTraxx Europe Crossover 5 Index	DUB	2.900%	06/20/2011	EUR	4,300	38	83	(45)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012		6,580	6	118	(112)
iTraxx Europe Crossover 7 Index	JPM	2.300%	06/20/2012		2,162	2	(99)	101
MCDX-15 5-Year Index	BOA	1.000%	12/20/2015	$	2,000	(40)	(93)	53
MCDX-15 5-Year Index	CITI	1.000%	12/20/2015		4,000	(69)	(170)	101
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		1,000	(20)	(46)	26
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015		15,700	(313)	(697)	384
MCDX-15 5-Year Index	MSC	1.000%	12/20/2015		3,700	(73)	(161)	88

						$51,385	$44,399	$6,986

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC	BRL	1,500	$14	$7	$7
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		175,700	493	707	(214)
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		23,500	61	0	61
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		23,600	100	29	71
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		99,000	658	785	(127)
Receive	3-Month USD-LIBOR	2.000%	06/15/2016	BCLY	$	100,000	2,941	2,540	401
Receive	3-Month USD-LIBOR	2.000%	06/15/2016	BOA		80,000	2,353	2,656	(303)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	BCLY		180,000	1,028	3,600	(2,572)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	BOA		389,000	2,221	4,422	(2,201)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	DUB		123,000	703	341	362
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	RBS		225,000	1,285	4,095	(2,810)
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	MSC		400	5	11	(6)
Receive	3-Month USD-LIBOR	3.250%	09/02/2020	BOA		4,800	85	(18)	103
Receive	3-Month USD-LIBOR	3.250%	09/02/2020	CITI		1,500	26	(10)	36
Receive	3-Month USD-LIBOR	3.250%	09/02/2020	GSC		5,900	105	(25)	130
Receive	3-Month USD-LIBOR	3.250%	11/02/2020	BNP		6,700	67	(36)	103
Receive	3-Month USD-LIBOR	3.250%	11/02/2020	BOA		1,100	11	19	(8)
Receive	3-Month USD-LIBOR	3.250%	11/02/2020	CITI		1,100	11	(5)	16
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		719,000	10,939	12,870	(1,931)
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	RBS		40,000	1,314	2,780	(1,466)
Pay	28-Day MXN TIIE	8.170%	11/04/2016	MSC	MXN	37,900	138	(35)	173
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		9,200	59	0	59
Pay	28-Day MXN TIIE	7.780%	04/09/2019	JPM		14,800	6	14	(8)
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HSBC		76,000	(386)	73	(459)

							$24,237	$34,820	$(10,583)

136	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(k)	Written options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	2,600	$18	$(38)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,700	18	(39)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		3,700	24	(54)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		116,700	930	(1,704)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	(137)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		9,500	93	(148)

								$1,174	$(2,120)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	10,900	$33	$(19)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		15,700	52	(16)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011		2,200	11	(6)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		6,500	20	(11)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		11,200	41	(11)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		13,800	30	(32)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		13,800	57	(40)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		8,600	28	(15)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		8,600	27	(9)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	06/15/2011		5,600	17	(10)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	06/15/2011		5,600	21	(6)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		5,600	22	(13)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		5,600	26	(16)
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		2,400	8	(4)
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		2,400	10	(3)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	05/18/2011		7,100	17	(8)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	05/18/2011		7,100	38	(1)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	06/15/2011		2,500	8	(4)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		2,500	7	(3)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		4,800	13	(8)
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011		4,700	25	(14)
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011		11,900	53	(47)

							$564	$(296)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000	10/11/2011	$	12,800	$68	$(107)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000	10/11/2011		12,800	65	(107)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	10/11/2011		43,200	483	(764)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	11/14/2011		29,300	319	(517)

						$935	$(1,495)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	17	$204,500	EUR	29,800	$1,209
Sales	436	713,500		125,500	4,350
Closing Buys	(322)	(369,500)		(155,300)	(2,241)
Expirations	0	(11,000)		0	(73)
Exercised	(131)	(136,300)		0	(572)

Balance at 03/31/2011	0	$401,200	EUR	0	$2,673

(l)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.388%	08/28/2017	03/31/2011	$4,814	$4,814	0.16%

See Accompanying Notes	Annual Report	March 31, 2011	137

Schedule of Investments PIMCO Floating Income Fund (Cont.)

(m)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	44,222	04/2011	RBS	$2,363	$0	$2,363
Buy	BRL	4,202	04/2011	BCLY	97	0	97
Buy		22,453	04/2011	CITI	316	0	316
Sell		26,655	04/2011	UBS	0	(838)	(838)
Sell		22,453	06/2011	CITI	0	(332)	(332)
Buy	CAD	13,737	06/2011	BNP	89	0	89
Sell	CHF	1,179	05/2011	BNP	0	(29)	(29)
Buy	CNY	117,315	06/2011	HSBC	0	(5)	(5)
Buy		142,007	09/2011	BCLY	300	0	300
Buy		36,000	02/2012	DUB	38	0	38
Buy		100,129	02/2012	JPM	185	0	185
Sell	EUR	1,976	04/2011	BCLY	0	(104)	(104)
Sell		1,193	04/2011	BNP	0	(45)	(45)
Sell		1,616	04/2011	BOA	0	(89)	(89)
Buy		250	04/2011	CITI	14	0	14
Sell		3,992	04/2011	CITI	0	(236)	(236)
Buy		18,278	04/2011	DUB	731	0	731
Buy		1,391	04/2011	MSC	26	0	26
Buy		182	04/2011	RBC	0	0	0
Sell		3,307	04/2011	RBS	0	(138)	(138)
Sell		166,812	05/2011	RBS	0	(6,660)	(6,660)
Sell	GBP	13,860	06/2011	CITI	16	0	16
Sell		13,859	06/2011	CSFB	23	0	23
Sell	HUF	2,633,771	07/2011	BCLY	0	(935)	(935)
Sell		1,312,640	07/2011	CITI	0	(495)	(495)
Sell		1,220,400	07/2011	MSC	0	(411)	(411)
Sell	IDR	99,000,000	07/2011	HSBC	0	(236)	(236)
Buy	INR	88,000	08/2011	DUB	52	0	52
Buy		490,496	08/2011	HSBC	231	0	231
Buy		159,086	08/2011	RBS	73	0	73
Buy	JPY	607,629	04/2011	BNP	0	(211)	(211)
Sell		386,457	04/2011	CSFB	126	0	126
Sell		688,142	04/2011	RBC	228	0	228
Sell		1,339,000	04/2011	RBS	0	(19)	(19)
Buy	KRW	4,375,480	05/2011	BCLY	94	0	94
Buy		5,670,450	05/2011	CITI	136	0	136
Buy		245,720	05/2011	GSC	7	0	7
Buy		576,000	05/2011	HSBC	11	0	11
Buy		1,327,600	05/2011	JPM	38	0	38
Buy		25,482,183	05/2011	RBS	760	0	760
Buy	MXN	384,036	07/2011	CITI	387	0	387
Buy	MYR	5,800	08/2011	BCLY	34	0	34
Buy		11,070	08/2011	CITI	59	0	59
Buy		3,229	08/2011	HSBC	15	0	15
Buy		1,900	08/2011	JPM	9	0	9
Buy	NOK	114,680	05/2011	BCLY	795	0	795
Buy	PHP	11,300	06/2011	CITI	3	0	3
Buy		5,534	06/2011	DUB	1	0	1
Buy		22,198	06/2011	HSBC	5	0	5
Buy		5,685	06/2011	JPM	1	0	1
Sell		23,126	11/2011	BCLY	0	(11)	(11)
Buy	SGD	5,700	09/2011	BCLY	66	0	66
Buy		13,200	09/2011	CITI	154	0	154
Buy		6,400	09/2011	DUB	61	0	61
Buy		16,411	09/2011	JPM	169	0	169
Buy		13,500	09/2011	RBS	160	0	160
Buy	TRY	3,508	07/2011	HSBC	20	0	20

					$7,893	$(10,794)	$(2,901)

138	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$3,504	$151,831	$1,984	$157,319
Corporate Bonds & Notes
Banking & Finance	0	866,023	13,034	879,057
Industrials	0	871,498	25,577	897,075
Utilities	0	299,993	0	299,993
Convertible Bonds & Notes
Banking & Finance	0	6,410	0	6,410
Industrials	0	10,404	0	10,404
Municipal Bonds & Notes
California	0	13,613	0	13,613
Illinois	0	898	0	898
New York	0	11,679	0	11,679
West Virginia	0	4,321	0	4,321
U.S. Government Agencies	0	15,951	0	15,951
Mortgage-Backed Securities	0	127,661	0	127,661
Asset-Backed Securities	0	35,723	8,106	43,829
Sovereign Issues	0	287,228	0	287,228
Common Stocks
Consumer Services	0	0	800	800
Preferred Securities
Banking & Finance	0	1,396	0	1,396
Short-Term Instruments
Certificates of Deposit	0	6,096	0	6,096

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Repurchase Agreements	$0	$5,655	$0	$5,655
Egypt Treasury Bills	0	8,553	0	8,553
U.S. Treasury Bills	0	109	0	109
PIMCO Short-Term Floating NAV Portfolio	238,521	0	0	238,521
	$242,025	$2,725,042	$49,501	$3,016,568

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	24,283	0	24,283
Foreign Exchange Contracts	0	7,893	0	7,893
Interest Rate Contracts	1,919	1,521	0	3,440
	$1,919	$33,697	$0	$35,616

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2,428)	0	(2,428)
Foreign Exchange Contracts	0	(10,794)	0	(10,794)
Interest Rate Contracts	0	(14,225)	(1,495)	(15,720)
	$0	$(27,447)	$(1,495)	$(28,942)

Totals	$243,944	$2,731,292	$48,006	$3,023,242

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Bank Loan Obligations	$0	$2,000	$0	$0	$0	$(16)	$0	$0	$1,984	$(16)
Corporate Bonds & Notes
Banking & Finance	7,390	3,301	(161)	16	24	951	1,513	0	13,034	951
Industrials	0	23,384	(154)	(105)	(19)	(159)	2,630	0	25,577	(159)
Mortgage-Backed Securities	1,000	0	(228)	0	0	27	0	(799)	0	0
Asset-Backed Securities	2,154	10,725	(2,862)	17	(15)	104	0	(2,017)	8,106	(25)
Common Stocks
Consumer Services	794	0	0	0	0	6	0	0	800	6

	$11,338	$39,410	$(3,405)	$(72)	$(10)	$913	$4,143	$(2,816)	$49,501	$757

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(78)	0	0	0	125	(47)	0	0	0	0
Interest Rate Contracts	0	0	(934)	0	0	(561)	0	0	(1,495)	(561)

	$(78)	$0	$(934)	$0	$125	$(608)	$0	$0	$(1,495)	$(561)

Totals	$11,260	$39,410	$(4,339)	$(72)	$115	$305	$4,143	$(2,816)	$48,006	$196

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Annual Report	March 31, 2011	139

Schedule of Investments PIMCO Floating Income Fund (Cont.)

March 31, 2011

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$328	$328
Unrealized appreciation on foreign currency contracts	0	0	0	7,893	0	7,893
Unrealized appreciation on swap agreements	0	24,282	0	0	1,522	25,804

	$0	$24,282	$0	$7,893	$1,850	$34,025

Liabilities:
Written options outstanding	$0	$296	$0	$0	$3,615	$3,911
Unrealized depreciation on foreign currency contracts	0	0	0	10,794	0	10,794
Unrealized depreciation on swap agreements	0	2,132	0	0	12,105	14,237

	$0	$2,428	$0	$10,794	$15,720	$28,942

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$20,593	$0	$(931)	$(12,023)	$7,639
Net realized (loss) on foreign currency transactions	0	0	0	(10,324)	0	(10,324)

	$0	$20,593	$0	$(11,255)	$(12,023)	$(2,685)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$14,637	$0	$83	$(3,703)	$11,017
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(3,539)	0	(3,539)

	$0	$14,637	$0	$(3,456)	$(3,703)	$7,478

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,919 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$15,744	$(15,550)	$194
BNP	1,992	(2,080)	(88)
BOA	5,011	(4,210)	801
CITI	19,916	(20,000)	(84)
CSFB	3,362	(2,940)	422
DUB	7,384	(7,030)	354
GSC	29	49	78
HSBC	738	(720)	18
JPM	148	60	208
MLP	965	(850)	115
MSC	20,196	(22,190)	(1,994)
RBC	228	(40)	188
RBS	(431)	(390)	(821)
UBS	1,305	(1,530)	(225)
WAC	4	0	4

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

140	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 3.6%

BANK LOAN OBLIGATIONS 0.2%

Seven Media Group
6.855% due 02/07/2013	AUD	3,985	$4,034
7.105% due 02/07/2013		1,151	1,166

			5,200

CORPORATE BONDS & NOTES 2.5%

Commonwealth Bank of Australia
0.589% due 09/17/2014		$12,200	12,221
0.723% due 07/12/2013		14,800	14,834

ING Bank Australia Ltd.
5.523% due 06/24/2014	AUD	10,000	10,417
5.750% due 06/24/2014		4,200	4,369

Macquarie Bank Ltd.
3.300% due 07/17/2014		$1,300	1,355

Members Equity Bank Pty. Ltd.
5.400% due 08/20/2012	AUD	5,500	5,681

National Australia Bank Ltd.
3.375% due 07/08/2014		$2,900	3,049

Suncorp Group Ltd.
5.378% due 09/11/2013	AUD	17,400	18,041

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		$1,100	1,077

Westpac Banking Corp.
0.590% due 09/10/2014		8,500	8,517
2.900% due 09/10/2014		600	620

			80,181

MORTGAGE-BACKED SECURITIES 0.9%

Crusade Global Trust
5.092% due 08/14/2037	AUD	10,326	10,356

Medallion Trust
0.442% due 05/25/2035		$2,356	2,309

Puma Finance Ltd.
0.384% due 02/21/2038		3,289	3,173
4.980% due 08/22/2037	AUD	5,175	5,153
5.350% due 07/12/2036		1,341	1,354

Torrens Trust
5.230% due 10/19/2038		5,985	6,051

			28,396

Total Australia (Cost $103,308)			113,777

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%

Petrobras International Finance Co.
3.875% due 01/27/2016		$10,000	10,104
5.375% due 01/27/2021		4,300	4,329
6.875% due 01/20/2040		700	736

Vale Overseas Ltd.
6.875% due 11/21/2036		5,300	5,653
6.875% due 11/10/2039		1,100	1,181

Total Brazil (Cost $22,411)			22,003

CANADA 5.0%

ASSET-BACKED SECURITIES 0.3%

Broadway Credit Card Trust
5.234% due 06/17/2014	CAD	10,100	10,500

CORPORATE BONDS & NOTES 1.0%

Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		$4,700	4,637

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Finance Canada, Inc.
5.500% due 05/21/2013	CAD	3,900	$4,223

Honda Canada Finance, Inc.
1.476% due 03/26/2012		17,000	17,475

Master Credit Card Trust
5.297% due 08/21/2012		5,500	5,927

			32,262

SOVEREIGN ISSUES 3.7%

Canada Government International Bond
1.500% due 12/01/2012		27,800	28,576
1.750% due 03/01/2013		88,200	90,863

			119,439

Total Canada (Cost $157,399)			162,201

CAYMAN ISLANDS 1.5%

ASSET-BACKED SECURITIES 0.6%

Babson CLO Ltd.
0.633% due 11/15/2016		$3,170	3,075

Duane Street CLO
0.562% due 11/08/2017		4,367	4,175

Hillmark Funding
0.562% due 05/21/2021		8,200	7,629

Pacifica CDO Ltd.
0.663% due 02/15/2017		4,062	3,945

Sagamore CLO Ltd.
0.843% due 10/15/2015		1,027	998

Venture CDO Ltd.
0.823% due 11/26/2014		801	787

			20,609

CORPORATE BONDS & NOTES 0.9%

IPIC GMTN Ltd.
5.000% due 11/15/2020		3,000	2,921

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		11,200	11,858

Transocean, Inc.
4.950% due 11/15/2015		13,400	14,159

			28,938

Total Cayman Islands (Cost $48,224)			49,547

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.0%

Realkredit Danmark A/S
2.340% due 01/01/2038	DKK	4,947	899

SOVEREIGN ISSUES 0.4%

Denmark Government International Bond
3.000% due 11/15/2021		69,100	12,478

Total Denmark (Cost $13,393)			13,377

FRANCE 10.3%

CORPORATE BONDS & NOTES 5.6%

BNP Paribas Home Loan Covered Bonds S.A.
2.250% due 10/01/2012	EUR	5,000	7,086
3.750% due 12/13/2011		5,800	8,328
4.750% due 05/28/2013		3,100	4,582

Cie de Financement Foncier
1.625% due 07/23/2012		$37,200	37,275
2.500% due 09/16/2015		13,300	12,877
4.000% due 07/21/2011	EUR	7,700	10,988
4.500% due 01/09/2013		3,000	4,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local
2.000% due 03/05/2013		$250	$248

Dexia Credit Local S.A.
0.553% due 01/12/2012		23,300	23,195
0.784% due 04/29/2014		6,000	5,971
2.750% due 01/10/2014		42,100	41,994
2.750% due 04/29/2014		3,900	3,878

Dexia Municipal Agency S.A.
4.750% due 06/06/2011	EUR	1,700	2,422

Valeo S.A.
3.750% due 06/24/2013		4,000	5,739

Vivendi S.A.
5.750% due 04/04/2013		$6,740	7,237
6.625% due 04/04/2018		7,000	7,842

			184,060

SOVEREIGN ISSUES 4.7%

France Government Bond
3.500% due 04/25/2015	EUR	6,700	9,793
3.750% due 10/25/2019		4,900	7,032
4.000% due 04/25/2018		76,500	112,904
4.250% due 10/25/2018		8,500	12,707
4.250% due 04/25/2019		2,800	4,172
4.250% due 10/25/2023		4,600	6,758

			153,366

Total France (Cost $339,350)			337,426

GERMANY 5.0%

BANK LOAN OBLIGATIONS 0.3%

Kabel Deutschland Holding AG
4.198% due 09/13/2015	EUR	1,000	1,423
4.948% due 12/20/2016		6,700	9,558

			10,981

CORPORATE BONDS & NOTES 1.3%

IKB Deutsche Industriebank AG
2.875% due 01/27/2012		20,900	29,950

Kreditanstalt fuer Wiederaufbau
1.250% due 06/17/2013		3,050	4,243
5.500% due 06/05/2014	AUD	5,700	5,893

Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	1,500	2,243

			42,329

SOVEREIGN ISSUES 3.4%

Republic of Germany
2.000% due 02/26/2016		8,000	10,995
4.000% due 01/04/2018		8,680	13,026
4.250% due 07/04/2018		51,650	78,674
6.250% due 01/04/2030		2,840	5,306

State of North Rhine-Westphalia
3.500% due 03/15/2013		1,300	1,892
4.000% due 02/14/2014		100	147

			110,040

Total Germany (Cost $154,262)			163,350

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ICICI Bank Ltd.
2.062% due 02/24/2014		$3,500	3,480

Total India (Cost $3,500)			3,480

See Accompanying Notes	Annual Report	March 31, 2011	141

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.3%

ASSET-BACKED SECURITIES 0.1%

Dryden Leveraged Loan CDO
1.719% due 08/08/2022	EUR	3,100	$4,048

CORPORATE BONDS & NOTES 0.0%

Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/29/2049		200	297

MORTGAGE-BACKED SECURITIES 0.2%

Immeo Residential Finance PLC
1.333% due 12/15/2016		3,512	4,740

Total Ireland (Cost $9,076)			9,085

ITALY 2.4%

ASSET-BACKED SECURITIES 0.0%

Locat Securitisation Vehicle SRL
1.355% due 12/12/2024	EUR	1,071	1,494

CORPORATE BONDS & NOTES 0.8%

Intesa Sanpaolo SpA
2.712% due 02/24/2014		$5,900	5,981
6.500% due 02/24/2021		17,000	17,852

			23,833

SOVEREIGN ISSUES 1.6%

Italy Buoni Poliennali Del Tesoro
4.250% due 04/15/2013	EUR	13,000	18,937
4.750% due 02/01/2013		23,600	34,684

			53,621

Total Italy (Cost $76,758)			78,948

JAPAN 0.5%

SOVEREIGN ISSUES 0.5%

Japan Government International Bond
2.500% due 09/20/2036	JPY	1,240,000	15,951

Total Japan (Cost $13,286)			15,951

JERSEY, CHANNEL ISLANDS 0.8%

CORPORATE BONDS & NOTES 0.8%

BAA Funding Ltd.
3.975% due 02/15/2014	EUR	9,944	14,246

HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	9,000	12,489

Total Jersey, Channel Islands (Cost $25,656)			26,735

LUXEMBOURG 0.5%

ASSET-BACKED SECURITIES 0.1%

Penta CLO S.A.
1.478% due 06/04/2024	EUR	2,518	3,221

CORPORATE BONDS & NOTES 0.4%

Merrill Lynch S.A.
1.343% due 11/15/2011		4,200	5,921

Sunrise Communications International S.A.
7.000% due 12/31/2017		1,500	2,221

Telenet Finance Luxembourg SCA
6.375% due 11/15/2020		1,500	2,091

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tyco Electronics Group S.A.
6.550% due 10/01/2017		$1,000	$1,144

			11,377

Total Luxembourg (Cost $13,943)			14,598

NETHERLANDS 6.5%

ASSET-BACKED SECURITIES 0.5%

Eurocredit CDO BV
1.678% due 02/22/2020	EUR	5,569	7,329

Globaldrive BV
1.887% due 02/20/2016		1,566	2,221
2.487% due 04/20/2018		1,911	2,745
3.000% due 07/20/2015		3,681	5,231

			17,526

CORPORATE BONDS & NOTES 3.0%

ABN AMRO Bank NV
3.250% due 01/18/2013		8,100	$11,609
3.750% due 01/12/2012		900	1,296

Achmea Hypotheekbank NV
0.660% due 11/03/2014		$6,600	6,572

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		1,300	1,698

Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	14,900	21,611

GMAC International Finance BV
7.500% due 04/21/2015		2,100	3,151

ING Bank NV
2.250% due 08/31/2015		2,500	3,371
2.500% due 01/14/2016		$14,000	13,428

LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	4,500	6,488

NIBC Bank NV
0.690% due 12/02/2014		$22,600	22,615
2.800% due 12/02/2014		400	413
3.500% due 04/07/2014	EUR	3,000	4,346

Ziggo Finance BV
6.125% due 11/15/2017		1,900	2,699

			99,297

MORTGAGE-BACKED SECURITIES 0.1%

Arena BV
1.287% due 12/17/2064		2,603	3,611

SOVEREIGN ISSUES 2.9%

Netherlands Government International Bond
4.000% due 07/15/2018		19,300	28,556
4.000% due 07/15/2019		11,100	16,417
4.500% due 07/15/2017		33,400	50,939

			95,912

Total Netherlands (Cost $214,781)			216,346

NEW ZEALAND 1.2%

SOVEREIGN ISSUES 1.2%

New Zealand Government Bond
5.000% due 03/15/2019	NZD	21,200	15,695
6.000% due 05/15/2021		30,800	24,108

Total New Zealand (Cost $39,299)			39,803

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.9%

CORPORATE BONDS & NOTES 0.9%

DnB NOR Boligkreditt
2.375% due 07/20/2016	EUR	2,800	$3,765
4.500% due 05/16/2011		6,500	9,247

Nordea Eiendomskreditt A/S
0.714% due 04/07/2014 (c)		$15,800	15,800

Total Norway (Cost $29,412)			28,812

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$922	961

Total Qatar (Cost $776)			961

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$7,100	8,557
10.500% due 03/25/2014		1,000	1,206

Total Russia (Cost $9,454)			9,763

SOUTH KOREA 0.3%

SOVEREIGN ISSUES 0.3%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	5,300	7,893

Korea Housing Finance Corp.
4.125% due 12/15/2015		$600	611

Total South Korea (Cost $8,803)			8,504

SPAIN 1.6%

SOVEREIGN ISSUES 1.6%

Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	37,000	52,304

Total Spain (Cost $52,408)			52,304

SWEDEN 1.0%

CORPORATE BONDS & NOTES 1.0%

Stadshypotek AB
0.857% due 09/30/2013		$14,500	14,493
1.450% due 09/30/2013		14,100	14,063

Swedbank Hypotek AB
4.625% due 05/23/2011	EUR	2,500	3,558

Total Sweden (Cost $31,696)			32,114

SWITZERLAND 0.3%

CORPORATE BONDS & NOTES 0.3%

Tyco International Ltd.
7.000% due 12/15/2019		$8,500	10,242

Total Switzerland (Cost $8,774)			10,242

UNITED KINGDOM 12.8%

ASSET-BACKED SECURITIES 0.1%

Bumper S.A.
2.670% due 06/20/2022	EUR	1,905	2,706

CORPORATE BONDS & NOTES 7.9%

Abbey National Treasury Services PLC
3.125% due 06/30/2014		35,200	48,821

142	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of Scotland PLC
4.375% due 07/13/2016	EUR	2,500	$3,550
4.500% due 10/23/2013		600	871
5.250% due 07/24/2012	AUD	6,000	6,195

Barclays Bank PLC
2.700% due 03/05/2012		$300	306
6.050% due 12/04/2017		11,000	11,459
7.434% due 09/29/2049		1,500	1,508
10.179% due 06/12/2021		4,940	6,299

BP Capital Markets PLC
0.450% due 04/11/2011		1,000	1,000
3.100% due 10/07/2014	EUR	900	1,264
3.125% due 03/10/2012		$200	204
3.125% due 10/01/2015		8,200	8,241
3.830% due 10/06/2017	EUR	2,100	2,942

British Sky Broadcasting Group PLC
6.100% due 02/15/2018		$1,500	1,669

HBOS PLC
6.750% due 05/21/2018		4,300	4,211

LBG Capital No.1 PLC
7.375% due 03/12/2020	EUR	400	527
7.875% due 11/01/2020		$1,100	1,079
8.000% due 12/29/2049		500	482
8.500% due 12/29/2049		17,858	16,727

LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	200	252

Lloyds TSB Bank PLC
1.303% due 04/02/2012		$8,500	8,578
2.653% due 01/24/2014		5,600	5,745
4.875% due 01/21/2016		4,400	4,536
12.000% due 12/29/2049		6,000	7,033

Nationwide Building Society
2.500% due 08/17/2012		5,000	5,115
2.875% due 09/14/2015	EUR	3,700	5,038
5.500% due 07/18/2012		$26,800	28,151

Pearson Dollar Finance PLC
5.500% due 05/06/2013		2,500	2,677
5.700% due 06/01/2014		6,800	7,431

Rexam PLC
6.750% due 06/01/2013		1,000	1,085

Royal Bank of Scotland Group PLC
0.570% due 03/30/2012		44,300	44,378
2.750% due 06/18/2013	EUR	2,700	3,808
3.750% due 11/14/2011		8,100	11,630
6.666% due 04/29/2049 (a)	CAD	4,700	3,984

Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$1,100	1,145

XL Capital Finance Europe PLC
6.500% due 01/15/2012		500	521

			258,462

MORTGAGE-BACKED SECURITIES 1.8%

Eurosail PLC
1.335% due 03/13/2045	EUR	600	732

Granite Mortgages PLC
0.996% due 09/20/2044	GBP	2,550	3,909

Holmes Master Issuer PLC
2.406% due 10/15/2054	EUR	13,700	19,478

Mansard Mortgages PLC
1.456% due 12/15/2049	GBP	6,859	9,951

Newgate Funding PLC
1.773% due 12/15/2050	EUR	4,500	5,459
2.056% due 12/15/2050	GBP	3,100	3,198
2.423% due 12/15/2050	EUR	2,400	2,185
2.673% due 12/15/2050		4,000	3,148

Opera Finance PLC
1.188% due 01/15/2015		4,350	5,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RMAC Securities PLC
0.460% due 06/12/2044		$500	$406
0.977% due 06/12/2044	GBP	800	1,065

Windermere CMBS PLC
1.023% due 04/24/2017		3,271	4,678

			59,277

SOVEREIGN ISSUES 3.0%

United Kingdom Gilt
3.750% due 09/07/2019		4,550	7,416
4.000% due 09/07/2016		27,800	47,375
4.250% due 06/07/2032		4,400	6,983
4.250% due 03/07/2036		15,600	24,602
4.500% due 09/07/2034		4,900	8,007
4.750% due 03/07/2020		1,700	2,966

			97,349

Total United Kingdom (Cost $396,170)			417,794

UNITED STATES 31.5%

ASSET-BACKED SECURITIES 0.7%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$373	372

ACE Securities Corp.
0.300% due 12/25/2036		113	110

Amortizing Residential Collateral Trust
0.830% due 07/25/2032		8	7
0.950% due 10/25/2031		3	3

Asset-Backed Funding Certificates
0.600% due 06/25/2034		4,353	3,564

Carrington Mortgage Loan Trust
0.570% due 10/25/2035		107	101

CIT Group Home Equity Loan Trust
0.540% due 03/25/2033		3	3

Citigroup Mortgage Loan Trust, Inc.
0.310% due 07/25/2045		3,330	2,761
0.320% due 05/25/2037		703	626
0.350% due 10/25/2036		4	4

Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		360	378
6.681% due 12/01/2033		266	284

Countrywide Asset-Backed Certificates
0.300% due 06/25/2047		23	23
0.350% due 09/25/2047		1,742	1,712
0.430% due 09/25/2036		309	263
0.590% due 12/25/2036		196	89
0.730% due 12/25/2031		13	7

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032		2	2

Home Equity Asset Trust
0.850% due 11/25/2032		1	1

Home Equity Mortgage Trust
5.500% due 01/25/2037		492	82

Indymac Residential Asset-Backed Trust
0.700% due 08/25/2035		1,000	820

Lehman XS Trust
0.400% due 04/25/2037		3,236	2,263
0.480% due 06/25/2046 (a)		293	29
0.490% due 11/25/2046		559	118
0.570% due 11/25/2046		1,000	224

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		360	301

Merrill Lynch Mortgage Investors, Inc.
0.320% due 07/25/2037		253	250
0.330% due 09/25/2037		249	71
0.370% due 02/25/2037		90	53

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
0.320% due 01/25/2047		$22	$20
0.610% due 04/25/2037		856	421

Nationstar Home Equity Loan Trust
0.310% due 06/25/2037		93	92

Novastar Home Equity Loan
0.960% due 12/25/2033		403	370

Popular ABS Mortgage Pass-Through Trust
0.340% due 06/25/2047		1,565	1,419

Renaissance Home Equity Loan Trust
0.750% due 12/25/2033		771	665

Residential Asset Mortgage Products, Inc.
0.320% due 02/25/2037		8	8

Residential Asset Securities Corp.
0.320% due 02/25/2037		30	29
0.750% due 07/25/2032 (a)		39	22

SACO I, Inc.
0.310% due 05/25/2036		176	159

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037		186	178

SLM Student Loan Trust
1.443% due 09/15/2021	EUR	5,712	7,872

Soundview Home Equity Loan Trust
0.310% due 11/25/2036		$46	17

Structured Asset Securities Corp.
0.540% due 01/25/2033		10	9
0.650% due 05/25/2034		8	8

Washington Mutual Asset-Backed Certificates
0.310% due 10/25/2036		194	135

Wells Fargo Home Equity Trust
0.480% due 10/25/2035		128	127

			26,072

BANK LOAN OBLIGATIONS 0.6%

American General Finance Corp.
7.250% due 04/21/2015		2,000	2,006

Charter Communications, Inc.
3.560% due 09/06/2016		1,990	1,998

CIT Group, Inc.
6.250% due 08/11/2015		3,000	3,045

Ford Motor Co.
3.010% due 12/15/2013		5,784	5,788

Graham Packaging Co. LP
6.000% due 09/23/2016		1,396	1,410

HCA, Inc.
1.557% due 11/17/2012		1,000	995

Intelsat Ltd.
5.250% due 04/02/2018		1,800	1,814

Novelis, Inc.
4.000% due 12/17/2016		1,000	1,004

Remy International, Inc.
6.250% due 12/17/2016		1,000	1,009

Seven Media Group
6.755% due 02/07/2013	AUD	922	933

US Airways Group, Inc.
2.752% due 03/23/2014		$986	902

			20,904

CORPORATE BONDS & NOTES 11.9%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	2,200	3,174
6.625% due 05/15/2012		$16,552	17,276
6.875% due 09/15/2011		1,600	1,630

See Accompanying Notes	Annual Report	March 31, 2011	143

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 02/01/2012		$3,000	$3,095
8.300% due 02/12/2015		3,000	3,296

American International Group, Inc.
4.875% due 03/15/2067	EUR	3,400	4,035
5.750% due 03/15/2067	GBP	500	694
8.000% due 05/22/2068	EUR	12,000	17,091
8.625% due 05/22/2068	GBP	700	1,176

AutoZone, Inc.
5.875% due 10/15/2012		$1,600	1,707
6.500% due 01/15/2014		200	224
7.125% due 08/01/2018		700	813

Aviation Capital Group
7.125% due 10/15/2020		300	313

Avnet, Inc.
6.625% due 09/15/2016		600	657

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	20,900	30,060
4.250% due 04/05/2017		200	281

Bank of America Corp.
0.563% due 10/14/2016		$1,600	1,496
4.000% due 03/28/2018	EUR	3,800	5,109
4.750% due 05/23/2017		6,800	9,196

Boston Scientific Corp.
6.400% due 06/15/2016		$2,700	2,943

Cameron International Corp.
6.375% due 07/15/2018		3,000	3,368

Cardinal Health, Inc.
5.800% due 10/15/2016		1,000	1,111
6.000% due 06/15/2017		1,000	1,111

CenturyLink, Inc.
6.000% due 04/01/2017		2,800	2,990

CIT Group, Inc.
5.250% due 04/01/2014		10,800	10,866

Citigroup, Inc.
1.238% due 03/05/2014	EUR	1,300	1,786
1.284% due 02/09/2016		5,035	6,684
5.500% due 10/15/2014		$700	755
6.000% due 12/13/2013		8,900	9,676
6.400% due 03/27/2013	EUR	1,900	2,839

CommonWealth REIT
5.750% due 11/01/2015		$8,250	8,796

Computer Sciences Corp.
6.500% due 03/15/2018		5,000	5,432

CRH America, Inc.
8.125% due 07/15/2018		1,000	1,177

Erac USA Finance LLC
6.375% due 10/15/2017		1,300	1,457

General Electric Capital Corp.
0.309% due 09/20/2013		1,600	1,577

Goldman Sachs Group, Inc.
1.383% due 02/04/2013	EUR	2,000	2,809
1.524% due 02/02/2015		2,500	3,436

HCP, Inc.
5.650% due 12/15/2013		$3,000	3,249
5.950% due 09/15/2011		700	716
6.700% due 01/30/2018		2,900	3,214

International Lease Finance Corp.
5.300% due 05/01/2012		8,000	8,180
5.350% due 03/01/2012		300	306
5.400% due 02/15/2012		2,400	2,451
5.875% due 05/01/2013		8,700	8,961
6.375% due 03/25/2013		4,450	4,628
6.500% due 09/01/2014		7,000	7,508
6.625% due 11/15/2013		8,000	8,320
6.750% due 09/01/2016		5,700	6,128

JPMorgan Chase Capital XXII
6.450% due 01/15/2087		500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$4,600	$1,219
6.875% due 05/02/2018 (a)		14,600	3,906

Lennar Corp.
5.950% due 10/17/2011		700	714

Lexmark International, Inc.
6.650% due 06/01/2018		1,050	1,136

Loews Corp.
5.250% due 03/15/2016		800	866

Macy's Retail Holdings, Inc.
5.350% due 03/15/2012		2,000	2,070

Marsh & McLennan Cos., Inc.
6.250% due 03/15/2012		300	310

Masco Corp.
5.875% due 07/15/2012		700	733
6.125% due 10/03/2016		11,000	11,280

Maytag Corp.
5.000% due 05/15/2015		2,200	2,253

Merrill Lynch & Co., Inc.
1.257% due 10/31/2011	EUR	3,300	4,622
1.317% due 01/31/2014		2,700	3,723
1.387% due 08/25/2014		600	821
1.388% due 05/30/2014		1,800	2,470
1.466% due 07/22/2014		3,700	5,097
1.947% due 09/27/2012		6,800	9,415
6.400% due 08/28/2017		$3,700	4,033
6.750% due 05/21/2013	EUR	500	755

Morgan Stanley
0.753% due 10/18/2016		$2,200	2,060
1.395% due 04/13/2016	EUR	200	264
1.422% due 03/01/2013		1,000	1,399
1.903% due 01/24/2014		$19,100	19,495
5.330% due 03/01/2013	AUD	5,200	5,267

Norfolk Southern Corp.
5.257% due 09/17/2014		$1,000	1,101

PPG Industries, Inc.
6.650% due 03/15/2018		4,000	4,655

Puget Energy, Inc.
6.500% due 12/15/2020		2,600	2,612

Qwest Corp.
3.560% due 06/15/2013		1,500	1,571

RBS Capital Trust I
4.709% due 12/29/2049 (a)		450	350

Reed Elsevier Capital, Inc.
6.750% due 08/01/2011		655	668

Regions Financial Corp.
7.750% due 11/10/2014		1,400	1,513

Reynolds American, Inc.
7.250% due 06/01/2013		4,000	4,474

Ryder System, Inc.
5.850% due 03/01/2014		500	550

Sealed Air Corp.
5.625% due 07/15/2013		2,300	2,411

Simon Property Group LP
5.600% due 09/01/2011		200	202
6.125% due 05/30/2018		2,500	2,801

Southwest Airlines Co.
5.125% due 03/01/2017		3,700	3,839

Spectra Energy Capital LLC
6.200% due 04/15/2018		1,000	1,112

Sprint Capital Corp.
8.375% due 03/15/2012		2,900	3,074
8.750% due 03/15/2032		1,100	1,176

State Street Capital Trust IV
1.310% due 06/01/2077		3,900	3,239

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Universal Health Services, Inc.
7.125% due 06/30/2016		$1,000	$1,087

WM Covered Bond Program
3.875% due 09/27/2011	EUR	18,700	26,745
4.000% due 11/26/2016		3,500	4,947
4.375% due 05/19/2014		6,900	10,032

			386,368

MORTGAGE-BACKED SECURITIES 7.9%

Adjustable Rate Mortgage Trust
2.969% due 09/25/2035		$443	346
4.854% due 07/25/2035		948	874

American Home Mortgage Assets
0.440% due 09/25/2046		2,272	1,289
0.480% due 09/25/2046 (a)		526	70
1.232% due 11/25/2046		5,955	2,864

American Home Mortgage Investment Trust
2.281% due 10/25/2034		1,148	1,043

Banc of America Funding Corp.
2.796% due 02/20/2036		3,256	3,127
5.750% due 11/25/2035		749	742
5.864% due 01/20/2047		680	484
5.937% due 10/20/2046		3,614	2,493

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		8,465	8,010

BCAP LLC Trust
0.420% due 01/25/2037		8,695	5,421

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035		2,700	2,607
2.560% due 10/25/2035		3,331	3,051
2.710% due 03/25/2035		6,297	6,065
2.839% due 05/25/2034		1,063	1,024
2.864% due 02/25/2034		71	64
2.875% due 10/25/2033		465	480
2.934% due 03/25/2035		1,574	1,519
4.137% due 05/25/2034		282	281
5.670% due 02/25/2033		45	45
5.675% due 02/25/2036		979	721

Bear Stearns Alt-A Trust
2.802% due 02/25/2036 (a)		5,681	2,900
2.928% due 11/25/2035 (a)		155	95
2.987% due 09/25/2035		3,551	2,780
5.089% due 11/25/2036		5,010	3,180
5.195% due 11/25/2036		2,495	1,563
5.233% due 11/25/2036		1,449	962
5.999% due 08/25/2036		3,656	2,511

Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019		131	129

Bella Vista Mortgage Trust
0.503% due 05/20/2045		83	50

Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037		6,769	6,681

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035		2,038	1,939
2.560% due 08/25/2035		2,133	1,901
2.650% due 10/25/2035		3,567	3,081
2.909% due 08/25/2035		303	293
5.492% due 07/25/2046		4,095	3,003

Commercial Mortgage Pass-Through Certificates
0.480% due 02/05/2019		300	298
3.156% due 07/10/2046		7,445	7,422

Community Program Loan Trust
4.500% due 10/01/2018		185	186

Countrywide Alternative Loan Trust
0.448% due 12/20/2046		3,093	1,784
0.450% due 05/25/2036		122	76
0.450% due 06/25/2037		3,016	1,870
0.460% due 05/25/2035		2,628	1,769

144	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.460% due 07/25/2046	$2,537	$1,699
0.464% due 03/20/2046	147	86
0.500% due 09/25/2046	1,700	352
0.509% due 07/25/2046	1,300	254
0.534% due 09/20/2046	1,700	280
0.600% due 05/25/2037	1,696	1,004
0.600% due 06/25/2037	868	151
0.670% due 12/25/2035	618	241
1.812% due 11/25/2035	1,194	740
2.352% due 11/25/2035	949	588
5.250% due 06/25/2035	667	596
6.000% due 10/25/2032	10	10
6.000% due 01/25/2037	3,406	2,614
6.000% due 04/25/2037	3,081	2,063
6.250% due 08/25/2037	1,208	803

Countrywide Home Loan Mortgage Pass-Through Trust
0.540% due 04/25/2035	198	134
0.570% due 03/25/2035	1,985	1,257
0.580% due 02/25/2035	169	130
0.590% due 02/25/2035	201	154
0.590% due 03/25/2036	859	269
2.984% due 08/25/2034	212	158
3.017% due 02/20/2036	1,514	1,268
4.195% due 11/19/2033	56	56
5.139% due 01/20/2035	565	551
5.393% due 04/20/2036	999	786
5.783% due 09/25/2047	2,626	1,906

Credit Suisse First Boston Mortgage Securities Corp.
1.400% due 03/25/2034	373	319
2.495% due 07/25/2033	71	69
2.675% due 08/25/2033	559	567

Credit Suisse Mortgage Capital Certificates
5.949% due 12/18/2049	6,400	6,949
6.500% due 07/26/2036	1,397	828

DBUBS Mortgage Trust
0.246% due 11/10/2046 (b)	15,100	273
1.402% due 11/10/2046 (b)	39,189	2,582

Deutsche ALT-A Securities, Inc.
0.350% due 10/25/2036	219	89
5.500% due 12/25/2035	1,586	1,088
6.300% due 07/25/2036	1,456	944

First Horizon Asset Securities, Inc.
2.708% due 12/25/2033	393	390
2.921% due 08/25/2035	389	314

GMAC Mortgage Corp. Loan Trust
3.025% due 06/25/2034	93	82

Greenpoint Mortgage Funding Trust
0.430% due 01/25/2037	1,911	1,197
0.450% due 12/25/2046	1,500	292
0.460% due 04/25/2036	1,075	640
0.470% due 06/25/2045	601	405
0.520% due 11/25/2045	117	77

Greenpoint Mortgage Pass-Through Certificates
2.940% due 10/25/2033	251	215

GS Mortgage Securities Corp. II
1.142% due 03/06/2020	267	267

GSR Mortgage Loan Trust
1.990% due 03/25/2033	427	430
2.796% due 09/25/2035	596	584
2.836% due 05/25/2035	199	167

Harborview Mortgage Loan Trust
0.444% due 07/21/2036	2,155	1,423
0.444% due 09/19/2037	1,216	847
0.444% due 01/19/2038	6,651	4,399
0.474% due 05/19/2035	1,272	875
0.494% due 03/19/2036	335	212
0.534% due 02/19/2036	997	632
0.604% due 01/19/2035	126	81
0.624% due 02/19/2034	9	8
2.884% due 07/19/2035	97	84

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.936% due 07/19/2035	$200	$163
3.025% due 05/19/2033	729	739

Indymac IMSC Mortgage Loan Trust
0.430% due 07/25/2047	5,411	3,218

Indymac Index Mortgage Loan Trust
0.460% due 05/25/2046	1,784	1,138
0.490% due 06/25/2037	375	236
0.540% due 11/25/2036	1,236	345
2.677% due 12/25/2034	296	225
5.000% due 08/25/2035	683	527
5.018% due 09/25/2035	702	192

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	1,347	1,258

JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043	586	575

JPMorgan Mortgage Trust
2.162% due 11/25/2033	450	454
2.863% due 02/25/2036	1,900	1,520
3.211% due 10/25/2035	840	759
5.356% due 08/25/2035	1,400	1,329
5.515% due 07/27/2037	2,020	1,734

Luminent Mortgage Trust
0.420% due 12/25/2036	7,974	5,001

MASTR Adjustable Rate Mortgages Trust
0.460% due 04/25/2046	562	318
0.590% due 05/25/2047	1,500	222
2.899% due 11/21/2034	2,520	2,470

MASTR Alternative Loans Trust
0.650% due 03/25/2036	700	222

Mellon Residential Funding Corp.
0.695% due 12/15/2030	11	11

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	9,475	7,291
0.500% due 08/25/2036	524	429
2.305% due 02/25/2033	258	249
2.753% due 06/25/2035	1,324	1,181

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035	1,630	1,410
1.250% due 10/25/2035	3,031	2,668
1.707% due 10/25/2035	2,530	2,325
5.841% due 06/25/2037	1,187	1,110

Nomura Asset Acceptance Corp.
2.605% due 10/25/2035	346	252
5.367% due 02/25/2036 (a)	526	329
5.820% due 03/25/2047	1,164	986
6.138% due 03/25/2047	996	847

Residential Accredit Loans, Inc.
0.400% due 02/25/2047	2,516	1,287
0.430% due 06/25/2046	5,837	2,374
0.460% due 04/25/2046	143	61
0.554% due 09/25/2046	2,054	291
5.681% due 09/25/2035	965	732

Residential Asset Securitization Trust
0.700% due 12/25/2036 (a)	676	292
5.750% due 02/25/2036 (a)	1,136	864
6.250% due 10/25/2036 (a)	747	526
6.500% due 08/25/2036 (a)	1,296	834

Residential Funding Mortgage Securities I
3.249% due 09/25/2035	488	342
5.273% due 06/25/2035	1,692	1,549

Structured Adjustable Rate Mortgage Loan Trust
0.470% due 05/25/2037	173	113
1.712% due 01/25/2035	68	39
2.585% due 02/25/2034	441	429
2.652% due 04/25/2034	1,094	1,001
6.000% due 10/25/2037 (a)	811	397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments, Inc.
0.440% due 07/25/2046	$1,900	$1,185
0.460% due 04/25/2036	698	463
0.470% due 05/25/2036	5,291	3,157
0.470% due 09/25/2047	200	86
0.480% due 05/25/2045	880	602
0.500% due 09/25/2047	670	117
0.503% due 07/19/2035	6,332	5,572
0.560% due 12/25/2035	61	38
0.834% due 07/19/2034	27	25
1.812% due 08/25/2047	3,232	1,920

Structured Asset Securities Corp.
2.768% due 10/25/2035	336	277

TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	194	51

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046	503	497
0.370% due 10/25/2046	38	38

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	5,302	5,256

WaMu Mortgage Pass-Through Certificates
0.470% due 07/25/2046	492	77
0.480% due 04/25/2045	1,906	1,659
0.509% due 11/25/2045	440	373
0.520% due 12/25/2045	1,496	1,257
0.540% due 10/25/2045	349	303
0.560% due 01/25/2045	369	313
0.570% due 01/25/2045	260	221
0.700% due 11/25/2034	1,417	1,007
1.012% due 02/25/2047	2,077	1,341
1.052% due 01/25/2047	1,885	1,142
1.072% due 04/25/2047	1,289	969
1.132% due 12/25/2046	6,469	4,288
1.292% due 06/25/2046	3,258	2,476
1.312% due 02/25/2046	451	358
1.514% due 05/25/2041	25	24
1.712% due 06/25/2042	202	170
1.712% due 08/25/2042	124	113
2.573% due 03/25/2034	1,408	1,413
2.575% due 03/25/2035	786	754
2.696% due 06/25/2033	217	208
2.712% due 09/25/2033	4,830	4,809
2.759% due 08/25/2034	1,420	1,404
2.984% due 07/25/2046	2,979	2,295
2.984% due 10/25/2046	2,592	1,940
4.868% due 12/25/2036	3,496	2,753
5.254% due 12/25/2035	1,526	1,422
5.270% due 04/25/2037	2,969	2,165
5.444% due 02/25/2037	1,850	1,329
5.738% due 03/25/2037	3,266	3,012

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.500% due 07/25/2046	356	69
1.252% due 07/25/2046	1,176	535
1.282% due 05/25/2046	3,294	1,951

Washington Mutual MSC Mortgage Pass-Through Certificates
2.359% due 02/25/2033	7	7

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036	3,993	3,579
2.854% due 04/25/2036	1,007	963
2.885% due 10/25/2035	4,242	3,981
5.629% due 04/25/2036	750	373

		255,773

MUNICIPAL BONDS & NOTES 1.8%

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	3,800	4,010
7.350% due 11/01/2039	1,900	2,017
7.550% due 04/01/2039	1,000	1,088

See Accompanying Notes	Annual Report	March 31, 2011	145

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	$11,335	$12,406

California State General Obligation Notes, Series 2009
4.850% due 10/01/2014	1,000	1,042

Chicago, Illinois Airport Revenue Bonds, (BABs), Series 2010
6.395% due 01/01/2040	3,900	3,746

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	500	511

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	3,800	3,823
4.071% due 01/01/2014	3,700	3,705
4.421% due 01/01/2015	1,100	1,097

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	745	675

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	8,100	8,135

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	3,400	2,399
5.000% due 06/01/2041	500	302

New York City, New York General Obligation Bonds, (BABs), Series 2010
6.271% due 12/01/2037	4,500	4,672

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	3,590	3,348

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	5,000	2,931

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	300	200

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 09/01/2041	1,000	1,003

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	2,000	100

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	1,000	976

		58,186

	SHARES
PREFERRED SECURITIES 0.1%

Citigroup Capital XIII
7.875% due 05/19/2014	75,000	2,055

SLM Corp.
4.158% due 05/19/2014	15,700	337

		2,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 8.5%

Fannie Mae
0.310% due 07/25/2037	$1,948	$1,916
0.370% due 03/25/2034	26	26
0.400% due 08/25/2034	22	21
0.450% due 10/27/2037	7,400	7,352
0.650% due 06/25/2029	20	20
0.680% due 11/25/2040	14,650	14,646
0.700% due 11/25/2040	14,670	14,673
0.750% due 10/25/2040 - 12/25/2040	24,626	24,680
1.518% due 06/01/2043 - 10/01/2044	454	449
2.142% due 12/01/2034	102	106
2.522% due 06/01/2035	138	144
2.580% due 11/01/2015	1,991	1,999
2.619% due 05/01/2026	20	21
2.686% due 11/01/2034	2,556	2,694
2.904% due 03/01/2033	199	202
3.786% due 09/01/2019	11	11
4.000% due 08/01/2040 - 04/01/2041	70,000	68,765
4.578% due 12/01/2036	260	272
4.770% due 09/01/2035	518	549
5.700% due 08/01/2018	3,717	3,976
6.000% due 04/25/2043 - 07/25/2044	1,661	1,836
6.500% due 06/25/2044	41	47

FDIC Structured Sale Guaranteed Notes
0.761% due 11/29/2037	1,657	1,657

Federal Housing Administration
6.896% due 07/01/2020	766	755
7.430% due 09/01/2022 - 11/01/2022	56	56

Freddie Mac
0.220% due 05/04/2011 (h)	288	288
0.240% due 08/05/2011 (h)	1,619	1,619
0.509% due 08/25/2031	47	45
0.605% due 12/15/2030	117	117
0.705% due 12/15/2031	104	105
0.735% due 10/15/2040	9,157	9,170
0.755% due 11/15/2040	3,250	3,257
0.855% due 12/15/2037	8,715	8,758
1.161% due 10/15/2040	19,232	19,135
1.513% due 10/25/2044	372	367
2.520% due 06/01/2024	41	43
2.952% due 03/01/2036	445	469
3.002% due 09/01/2035	105	111
4.500% due 07/15/2018	683	700
4.788% due 11/01/2035	576	610
4.818% due 10/01/2035	486	511
5.014% due 08/01/2035	458	484
5.130% due 10/01/2035	520	553

Ginnie Mae
2.125% due 10/20/2029	30	31
6.000% due 08/20/2034	5,190	5,647

NCUA Guaranteed Notes
0.629% due 11/06/2017	74,064	74,087
0.722% due 03/06/2020	3,800	3,798

		276,778

Total United States (Cost $1,057,557)		1,026,473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		$2,800	$2,689

Total Virgin Islands (British) (Cost $2,781)			2,689

SHORT-TERM INSTRUMENTS 6.7%

CERTIFICATES OF DEPOSIT 1.0%

Banco Do Brasil S.A.
0.000% due 02/15/2012		$18,500	18,639

Itau Unibanco S.A.
1.200% due 04/20/2011		14,900	14,879

			33,518

COMMERCIAL PAPER 0.3%

Vodafone Group PLC
0.880% due 01/19/2012		9,600	9,547

REPURCHASE AGREEMENTS 0.1%

Banc of America Securities LLC
0.140% due 04/01/2011		4,000	4,000

(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $4,081. Repurchase proceeds are $4,000.)

JAPAN TREASURY BILLS 2.9%
0.108% due 04/11/2011 - 04/27/2011 (d)	JPY	7,880,000	94,728

U.S. TREASURY BILLS 1.4%
0.159% due 07/07/2011 - 09/15/2011 (d)(f)(h)		$44,023	43,999

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 1.0%
		3,173,856	31,796

Total Short-Term Instruments (Cost $217,939)			217,588

Total Investments 94.3% (Cost $3,050,416)			$3,073,871

Written Options (j) (0.3%) (Premiums $9,372)			(9,951)

Other Assets and Liabilities (Net) 6.0%			196,268

Net Assets 100.0%			$3,260,188

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-Issued security.
(d)	Coupon represents a weighted average yield.
(e)	Affiliated to the Fund.

146	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(f)	Securities with an aggregate market value of $24,946 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $7,737 at a weighted average interest rate of 0.236%. On March 31, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $19,993 and cash of $12 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euroyen June Futures	Long	06/2011	6,468	$341
90-Day Euribor December Futures	Long	12/2011	5,912	(8,430)
90-Day Euribor June Futures	Long	06/2011	1,692	(652)
90-Day Euribor September Futures	Long	09/2011	6,148	(5,528)
90-Day Eurodollar December Futures	Long	12/2011	497	37
90-Day Eurodollar September Futures	Long	09/2011	795	50
Euro-Bund 10-Year Bond June Futures	Long	06/2011	179	(233)
Japan Government 10-Year Bond June Futures	Long	06/2011	77	647

				$(13,768)

(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.354%	$	1,600	$(9)	$0	$(9)
AutoZone, Inc.	DUB	(1.000%	)	03/20/2014	0.519%		200	(3)	(3)	0
AutoZone, Inc.	GSC	(1.090%	)	09/20/2018	1.116%		700	1	0	1
Avnet, Inc.	BCLY	(1.000%	)	09/20/2016	1.548%		600	16	19	(3)
Cameron International Corp.	DUB	(0.770%	)	09/20/2018	0.951%		3,000	35	0	35
Cardinal Health, Inc.	DUB	(1.000%	)	12/20/2016	0.808%		1,000	(10)	(19)	9
Cardinal Health, Inc.	DUB	(1.000%	)	06/20/2017	0.860%		1,000	(9)	(20)	11
CenturyLink, Inc.	BOA	(0.595%	)	06/20/2017	1.529%		2,800	147	0	147
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	0.344%		2,000	(1)	0	(1)
CommonWealth REIT	MSC	(1.960%	)	12/20/2015	1.316%		8,250	(241)	0	(241)
Computer Sciences Corp.	BCLY	(0.760%	)	03/20/2018	1.863%		1,000	67	0	67
Computer Sciences Corp.	GSC	(1.180%	)	03/20/2018	1.863%		4,000	165	0	165
ERAC USA Finance LLC	GSC	(0.800%	)	12/20/2017	0.883%		1,300	6	0	6
HCP, Inc.	BCLY	(1.150%	)	03/20/2018	1.098%		2,900	(10)	0	(10)
HCP, Inc.	JPM	(0.610%	)	09/20/2011	0.133%		700	(2)	0	(2)
HCP, Inc.	MSC	(2.030%	)	12/20/2013	0.470%		3,000	(129)	0	(129)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	1.515%		2,400	31	0	31
International Lease Finance Corp.	GSC	(5.000%	)	06/20/2013	2.342%		8,700	(509)	(412)	(97)
International Lease Finance Corp.	JPM	(1.620%	)	06/20/2012	1.694%		8,000	3	0	3
International Lease Finance Corp.	MSC	(1.590%	)	12/20/2013	2.623%		8,000	209	0	209
Lennar Corp.	BNP	(5.000%	)	06/20/2015	3.121%		1,000	(73)	(31)	(42)
Lennar Corp.	MLP	(5.750%	)	12/20/2012	1.692%		700	(50)	0	(50)
Lexmark International, Inc.	BOA	(1.000%	)	06/20/2018	2.001%		1,050	64	49	15
Loews Corp.	JPM	(0.330%	)	03/20/2016	1.031%		800	26	0	26
Marsh & McLennan Cos., Inc.	BOA	(1.000%	)	03/20/2012	0.310%		300	(2)	(5)	3
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.669%		11,000	412	0	412
Masco Corp.	MSC	(0.580%	)	09/20/2012	1.088%		700	5	0	5
Maytag Corp.	JPM	(0.460%	)	06/20/2015	1.134%		2,200	60	0	60
Norfolk Southern Corp.	BOA	(1.000%	)	09/20/2014	0.273%		1,000	(25)	(20)	(5)
Pearson Dollar Finance PLC	BCLY	(0.610%	)	06/20/2013	0.295%		2,500	(18)	0	(18)
Pearson Dollar Finance PLC	MSC	(0.540%	)	06/20/2014	0.426%		6,800	(26)	0	(26)
PPG Industries, Inc.	CSFB	(0.830%	)	03/20/2018	0.871%		4,000	9	0	9
Reed Elsevier Capital, Inc.	DUB	(0.250%	)	09/20/2011	0.106%		700	0	2	(2)
Reynolds American, Inc.	BCLY	(1.200%	)	06/20/2013	0.643%		4,000	(51)	0	(51)
Ryder System, Inc.	BOA	(1.000%	)	03/20/2014	0.723%		500	(4)	5	(9)
Sealed Air Corp.	CSFB	(0.500%	)	09/20/2013	0.672%		2,300	9	0	9
Simon Property Group LP	DUB	(0.947%	)	06/20/2018	1.041%		2,500	14	0	14
Southwest Airlines Co.	BCLY	(0.640%	)	03/20/2017	1.530%		3,300	159	0	159
Southwest Airlines Co.	BOA	(1.000%	)	03/20/2017	1.487%		400	11	23	(12)
Spectra Energy Capital LLC	BOA	(1.000%	)	06/20/2018	0.754%		1,000	(16)	(20)	4
Tate & Lyle International Finance PLC	DUB	(0.250%	)	06/20/2011	0.201%		100	0	0	0
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.705%		1,000	7	0	7
Tyco International Ltd.	BOA	(1.000%	)	12/20/2019	0.683%		1,000	(25)	(17)	(8)
Tyco International Ltd.	BOA	(1.120%	)	12/20/2019	0.698%		7,500	(243)	0	(243)
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.871%		1,000	29	0	29
Valeo S.A.	CSFB	(1.000%	)	06/20/2013	0.679%	EUR	4,000	(42)	249	(291)
Vivendi S.A.	DUB	(1.000%	)	06/20/2013	0.497%	$	5,300	(60)	(45)	(15)
Vivendi S.A.	DUB	(1.000%	)	06/20/2018	1.172%		600	6	0	6
Vivendi S.A.	JPM	(1.500%	)	06/20/2018	1.172%		6,400	(137)	0	(137)
Vivendi S.A.	RBS	(3.100%	)	06/20/2013	0.497%		1,440	(85)	0	(85)
XL Group PLC	BCLY	(0.310%	)	03/20/2012	0.413%		500	0	0	0

								$(289)	$(245)	$(44)

See Accompanying Notes	Annual Report	March 31, 2011	147

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	1.595%	$	3,500	$208	$64	$144
Ally Financial, Inc.	DUB	5.000%	09/20/2012	1.457%		3,800	203	69	134
Australia Government Bond	BOA	1.000%	06/20/2015	0.427%		15,200	362	261	101
Australia Government Bond	DUB	1.000%	03/20/2016	0.505%		10,800	258	229	29
Australia Government Bond	RBS	1.000%	03/20/2016	0.505%		21,000	502	456	46
BP Capital Markets America, Inc.	BCLY	1.000%	12/20/2015	0.733%		6,600	81	(117)	198
BP Capital Markets America, Inc.	MSC	1.000%	12/20/2015	0.733%		11,400	140	(261)	401
Brazil Government International Bond	BOA	1.000%	12/20/2011	0.346%		600	4	3	1
Brazil Government International Bond	DUB	1.000%	12/20/2011	0.346%		3,800	19	17	2
California State General Obligation Bonds, Series 2003	CITI	2.950%	12/20/2020	2.074%		6,300	392	0	392
California State General Obligation Bonds, Series 2003	CITI	2.760%	03/20/2021	2.079%		3,000	147	0	147
California State General Obligation Bonds, Series 2003	GSC	2.910%	12/20/2020	2.183%		3,000	154	0	154
California State General Obligation Bonds, Series 2003	MSC	2.900%	12/20/2020	2.074%		10,000	587	0	587
California State General Obligation Bonds, Series 2003	MSC	2.150%	03/20/2021	2.079%		7,800	47	0	47
China Government International Bond	CITI	1.000%	03/20/2016	0.677%		1,200	19	13	6
China Government International Bond	DUB	1.000%	12/20/2015	0.647%		7,300	118	160	(42)
China Government International Bond	DUB	1.000%	03/20/2016	0.677%		11,600	181	123	58
China Government International Bond	GSC	1.000%	12/20/2015	0.647%		1,000	17	22	(5)
China Government International Bond	JPM	1.000%	12/20/2015	0.647%		9,900	161	192	(31)
China Government International Bond	MSC	1.000%	12/20/2015	0.647%		4,600	74	89	(15)
China Government International Bond	UBS	1.000%	12/20/2015	0.647%		250	4	5	(1)
Connecticut State General Obligation Notes, Series 2007	MSC	1.630%	03/20/2021	1.329%		3,800	88	0	88
Ensco PLC	CSFB	1.000%	03/20/2014	0.623%		8,000	91	(59)	150
France Government Bond	BOA	0.250%	12/20/2015	0.693%		16,000	(320)	(394)	74
France Government Bond	CITI	0.250%	12/20/2015	0.693%		23,600	(471)	(620)	149
France Government Bond	DUB	0.250%	12/20/2015	0.693%		3,100	(62)	(66)	4
France Government Bond	HSBC	0.250%	12/20/2015	0.693%		13,000	(260)	(278)	18
France Government Bond	MSC	0.250%	12/20/2015	0.693%		6,000	(119)	(128)	9
France Government Bond	UBS	0.250%	12/20/2015	0.693%		4,000	(80)	(82)	2
France Government Bond	UBS	0.250%	03/20/2016	0.724%		17,500	(391)	(699)	308
General Electric Capital Corp.	BOA	1.000%	12/20/2012	0.545%		10,000	82	(47)	129
Illinois State General Obligation Bonds, Series 2006	CITI	2.900%	03/20/2021	2.391%		4,400	155	0	155
Japan Government International Bond	CSFB	1.000%	03/20/2016	0.965%		14,600	28	(103)	131
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%		1,600	3	(15)	18
Japan Government International Bond	UBS	1.000%	03/20/2016	0.965%		1,300	3	(9)	12
Mexico Government International Bond	BCLY	1.000%	12/20/2011	0.347%		10,200	52	41	11
Mexico Government International Bond	BOA	1.000%	12/20/2011	0.347%		10,200	51	42	9
Pennsylvania State General Obligation Bonds, Series 2005	MSC	1.400%	03/20/2021	1.114%		7,500	166	0	166
Russia Government International Bond	BCLY	1.000%	12/20/2011	0.294%		5,800	32	21	11
Russia Government International Bond	MLP	1.000%	12/20/2011	0.294%		11,000	60	40	20
Russia Government International Bond	MSC	1.000%	12/20/2011	0.294%		700	4	3	1
South Korea Government Bond	CITI	1.000%	12/20/2015	0.920%		8,400	33	91	(58)
South Korea Government Bond	DUB	1.000%	03/20/2016	0.956%		6,500	16	(18)	34
U.S. Treasury Notes	DUB	0.250%	12/20/2015	0.371%	EUR	24,700	(187)	(363)	176
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.450%	$	5,100	117	49	68
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.450%		6,100	140	46	94
United Kingdom Gilt	CSFB	1.000%	06/20/2015	0.450%		20,100	460	134	326
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		23,900	547	154	393
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.512%		1,000	23	22	1
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		17,500	394	394	0

							$4,333	$(519)	$4,852

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	$	45,000	$337	$55	$282
MCDX-15 5-Year Index	CITI	1.000%	12/20/2015		7,800	(155)	(213)	58
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		15,500	(309)	(568)	259
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015		7,400	(147)	(200)	53
MCDX-15 5-Year Index	MSC	1.000%	12/20/2015		7,000	(139)	(160)	21
MCDX-15 10-Year Index	CITI	1.000%	12/20/2020		7,000	(348)	(385)	37

						$(761)	$(1,471)	$710

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

148	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	5,700	$116	$0	$116
Pay	1-Month EUR-FRCPXTOB Index	2.080%	06/15/2012	GSC		18,700	468	0	468
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	18,200	(40)	0	(40)
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		30,200	(65)	0	(65)
Pay	1-Year BRL-CDI	11.280%	01/02/2012	CSFB		12,300	(23)	0	(23)
Pay	1-Year BRL-CDI	11.315%	01/02/2012	BCLY		120,900	(195)	0	(195)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC		134,200	(71)	98	(169)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		54,800	536	574	(38)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	14,000	263	(7)	270
Pay	3-Month EUR-JPY-TIBOR	0.350%	03/21/2012	BCLY	JPY	56,000,000	(42)	(30)	(12)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BCLY	$	57,800	879	1,168	(289)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BNP		163,900	2,494	1,669	825
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	CITI		38,100	579	770	(191)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	GSC		25,100	382	735	(353)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HSBC		29,100	443	522	(79)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		47,500	722	1,084	(362)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	RBS		17,800	271	169	102
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		10,000	142	104	38
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		22,400	318	218	100
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		33,000	468	346	122
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		21,400	304	621	(317)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		7,600	108	230	(122)
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB	JPY	5,810,000	1,094	1,045	49
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		1,600,000	301	279	22
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BCLY		40,000	7	(1)	8
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BOA		5,670,000	895	(225)	1,120
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UBS		3,570,000	564	(144)	708
Pay	28-Day MXN TIIE	6.590%	12/08/2015	MSC	MXN	230,200	(363)	(253)	(110)
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HSBC		41,600	(211)	(186)	(25)

							$10,344	$8,786	$1,558

(j)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$118.000	05/20/2011	224	$119	$(194)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	317	181	(74)
Put - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/21/2011	523	232	(452)
Put - CBOT U.S. Treasury 10-Year Note May Futures	119.500	04/21/2011	224	164	(262)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	871	376	(471)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	871	537	(171)

				$1,609	$(1,624)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	82,300	$725	$(1,201)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		12,700	75	(185)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		150,200	1,181	(2,193)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,200	136	(195)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		32,900	334	(421)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,700	268	(316)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		21,400	222	(334)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		19,800	215	(253)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		23,200	220	(297)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		20,500	201	(320)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		23,300	258	(298)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		24,100	145	(3)

								$3,980	$(6,016)

See Accompanying Notes	Annual Report	March 31, 2011	149

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC EUR versus USD	$	1.363	04/20/2011	EUR	62,000	$623	$(66)
Put - OTC EUR versus USD		1.383	05/04/2011		56,900	575	(307)
Put - OTC EUR versus USD		1.390	05/04/2011		30,000	311	(206)
Put - OTC EUR versus USD		1.400	05/04/2011		68,500	875	(644)
Call - OTC USD versus CLP	CLP	511.500	04/05/2011	$	20,200	302	0
Call - OTC USD versus KRW	KRW	1,180.000	04/14/2011		24,600	176	0
Call - OTC USD versus MXN	MXN	12.800	04/12/2011		17,800	169	0

						$3,031	$(1,223)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	17,700	$93	$(148)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		9,800	50	(82)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		44,000	478	(776)

						$621	$(1,006)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$5,400	$70	$(33)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	6,300	61	(49)

						$131	$(82)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 03/31/2010	1,207	$523,900	AUD	0	EUR	28,500	GBP	38,800	$5,397
Sales	10,145	1,435,560		118,600		779,400		5,500	21,173
Closing Buys	(7,941)	(939,900)		(20,100)		(439,300)		0	(10,679)
Expirations	(381)	(224,060)		(98,500)		(151,200)		(44,300)	(5,314)
Exercised	0	(199,400)		0		0		0	(1,205)

Balance at 03/31/2011	3,030	$596,100	AUD	0	EUR	217,400	GBP	0	$9,372

(k)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	3,965	04/2011	BCLY	$0	$(23)	$(23)
Buy		2,525	04/2011	BNP	56	0	56
Sell		2	04/2011	BNP	0	0	0
Buy		9,733	04/2011	BOA	366	0	366
Sell		8,156	04/2011	BOA	0	(91)	(91)
Buy		841	04/2011	CITI	26	0	26
Sell		14,282	04/2011	CITI	0	(444)	(444)
Sell		30,780	04/2011	CSFB	0	(252)	(252)
Buy		4,900	04/2011	DUB	241	0	241
Sell		7,896	04/2011	HSBC	0	(39)	(39)
Buy		12,839	04/2011	RBS	674	0	674
Sell		4,138	04/2011	RBS	0	(41)	(41)
Buy		32,106	04/2011	UBS	0	(69)	(69)
Sell		35,667	04/2011	UBS	69	(45)	24
Buy	BRL	2,024	04/2011	BCLY	47	0	47
Sell		2,024	04/2011	CITI	0	(29)	(29)
Buy		2,024	06/2011	CITI	30	0	30
Buy	CAD	194	04/2011	BCLY	0	0	0
Sell		4,000	04/2011	MSC	0	(31)	(31)
Sell		3,500	05/2011	DUB	0	(25)	(25)
Sell		8,600	05/2011	GSC	0	(66)	(66)
Sell		1,453	05/2011	HSBC	0	(13)	(13)
Sell		6,357	05/2011	RBC	0	(60)	(60)
Sell		25,487	06/2011	BCLY	0	(130)	(130)
Buy		13,057	06/2011	BNP	112	0	112
Buy	CHF	451	05/2011	BNP	11	0	11
Buy	CLP	30,015	06/2011	DUB	1	0	1

150	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	17,268	04/2011	BCLY	$29	$0	$29
Sell		56,407	04/2011	CITI	0	(18)	(18)
Buy		8,909	04/2011	CSFB	15	0	15
Buy		5,677	04/2011	HSBC	9	0	9
Buy		7,012	04/2011	JPM	11	0	11
Buy		17,542	04/2011	MSC	29	0	29
Buy		51,380	06/2011	BCLY	195	0	195
Sell		55,228	06/2011	BCLY	0	(37)	(37)
Buy		55,609	06/2011	DUB	81	(21)	60
Buy		50,571	06/2011	HSBC	134	0	134
Buy		49,970	06/2011	JPM	65	0	65
Buy		111,492	06/2011	RBS	465	0	465
Buy		20,972	09/2011	BOA	78	0	78
Buy		20,644	09/2011	CITI	75	0	75
Buy		55,178	09/2011	HSBC	209	0	209
Buy		112,698	09/2011	JPM	452	0	452
Buy		11,540	11/2011	BCLY	8	(3)	5
Buy		6,784	11/2011	JPM	0	(7)	(7)
Buy		7,832	11/2011	RBS	1	0	1
Sell		3,000	11/2011	RBS	0	(3)	(3)
Buy		36,000	09/2015	BCLY	91	0	91
Buy		28,183	09/2015	BOA	86	0	86
Buy		81,153	09/2015	CITI	89	0	89
Buy		11,190	09/2015	JPM	5	0	5
Buy		27,317	09/2015	MSC	93	0	93
Buy	DKK	180,876	05/2011	BNP	898	0	898
Sell		66,589	05/2011	BNP	0	(54)	(54)
Buy	EUR	1,488	04/2011	BCLY	66	0	66
Buy		32,727	04/2011	BNP	119	(13)	106
Sell		13,406	04/2011	BNP	13	(8)	5
Buy		2,665	04/2011	BOA	99	0	99
Buy		81,638	04/2011	CITI	5,262	0	5,262
Sell		52,631	04/2011	CITI	86	(823)	(737)
Buy		2,074	04/2011	DUB	100	0	100
Buy		10,735	04/2011	JPM	325	0	325
Buy		10,100	04/2011	MSC	266	0	266
Sell		10,735	04/2011	MSC	0	(204)	(204)
Buy		5,058	04/2011	RBC	141	0	141
Sell		28,671	04/2011	RBC	0	(1,072)	(1,072)
Buy		22,018	04/2011	RBS	1,251	0	1,251
Sell		45,645	04/2011	RBS	0	(1,765)	(1,765)
Buy		37,796	04/2011	UBS	2,598	0	2,598
Sell		1,600	04/2011	UBS	0	(8)	(8)
Buy	GBP	573	04/2011	BCLY	0	(1)	(1)
Sell		0	04/2011	CITI	0	0	0
Buy		10,951	06/2011	BNP	0	(139)	(139)
Buy		112,912	06/2011	BOA	0	(255)	(255)
Sell		11,419	06/2011	CITI	13	0	13
Buy		4,660	06/2011	CSFB	13	0	13
Sell		11,419	06/2011	CSFB	19	0	19
Buy	IDR	2,033,200	04/2011	BCLY	4	0	4
Sell		30,000,000	04/2011	CITI	0	(3)	(3)
Buy		84,272,000	04/2011	JPM	517	0	517
Buy		28,034,260	07/2011	CITI	151	0	151
Sell		97,788,750	07/2011	CITI	0	(22)	(22)
Buy		24,392,940	07/2011	HSBC	180	0	180
Buy		8,507,000	07/2011	JPM	43	0	43
Buy		16,498,000	10/2011	DUB	77	0	77
Buy		34,828,510	10/2011	RBS	145	0	145
Buy		30,000,000	01/2012	CITI	9	0	9
Buy	INR	13,671	05/2011	BCLY	6	0	6
Buy		4,606	05/2011	JPM	4	0	4
Buy		489,292	08/2011	CITI	330	0	330
Buy		123,800	08/2011	DUB	73	0	73
Buy		319,500	08/2011	HSBC	167	0	167
Buy		106,200	08/2011	JPM	55	0	55
Buy		487,696	08/2011	RBS	224	0	224
Buy	JPY	30,728	04/2011	BCLY	0	(1)	(1)
Buy		2,436,846	04/2011	BNP	0	(269)	(269)
Sell		3,623	04/2011	BOA	1	0	1
Sell		8,212,312	04/2011	CITI	1,328	0	1,328
Buy		83,042	04/2011	DUB	0	(4)	(4)
Sell		3,132	04/2011	DUB	1	0	1
Buy		84,355,925	04/2011	JPM	0	(29,378)	(29,378)
Sell		12,139	04/2011	MSC	4	0	4

See Accompanying Notes	Annual Report	March 31, 2011	151

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JPY	26,247	04/2011	RBC	$0	$(7)	$(7)
Sell		1,419,637	04/2011	RBC	97	0	97
Buy		26,261	04/2011	RBS	0	(3)	(3)
Sell		2,884,460	04/2011	RBS	116	0	116
Buy		4,911	04/2011	UBS	0	0	0
Buy		12,139	05/2011	CITI	0	(4)	(4)
Buy		28,352,835	05/2011	DUB	0	(190)	(190)
Buy	KRW	5,939,150	05/2011	BCLY	127	0	127
Sell		10,089,718	05/2011	BCLY	0	(96)	(96)
Buy		11,775,015	05/2011	CITI	279	0	279
Sell		4,757,188	05/2011	CITI	0	(18)	(18)
Buy		333,840	05/2011	GSC	10	0	10
Buy		781,000	05/2011	HSBC	15	0	15
Buy		36,514,701	05/2011	JPM	1,654	0	1,654
Sell		21,047,921	05/2011	JPM	0	(95)	(95)
Buy		1,567,000	05/2011	RBS	41	0	41
Sell		5,015,458	05/2011	RBS	0	(78)	(78)
Buy		8,899,535	08/2011	BCLY	214	0	214
Buy		7,481,264	08/2011	MSC	116	0	116
Buy		9,386,000	08/2011	RBS	88	0	88
Sell	MXN	63,450	07/2011	CITI	0	(40)	(40)
Buy		345,519	07/2011	DUB	575	0	575
Buy		105,304	07/2011	HSBC	222	0	222
Sell		168,619	07/2011	HSBC	0	(76)	(76)
Sell		70,159	07/2011	MSC	0	(38)	(38)
Buy		49,528	07/2011	UBS	129	0	129
Buy	MYR	2,100	08/2011	BCLY	9	0	9
Buy		8,600	08/2011	CITI	42	0	42
Sell		140	08/2011	CITI	0	(1)	(1)
Buy		3,631	08/2011	HSBC	16	0	16
Buy		2,558	08/2011	JPM	11	0	11
Sell	NOK	22,292	04/2011	RBS	0	(43)	(43)
Buy		10	04/2011	UBS	0	0	0
Buy		126,310	05/2011	BCLY	876	0	876
Buy		27,460	05/2011	CSFB	49	0	49
Buy		24,607	05/2011	UBS	59	0	59
Sell	NZD	22,355	04/2011	BCLY	0	(544)	(544)
Buy		402	04/2011	BOA	11	0	11
Buy		170	04/2011	DUB	3	0	3
Sell		822	04/2011	DUB	0	(7)	(7)
Buy		419	04/2011	RBC	14	0	14
Sell		21,531	04/2011	UBS	0	(192)	(192)
Buy	PHP	33,000	06/2011	BOA	0	(4)	(4)
Buy		530,430	06/2011	CITI	96	(25)	71
Buy		121,010	06/2011	DUB	31	0	31
Buy		90,912	06/2011	HSBC	19	0	19
Buy		124,313	06/2011	JPM	32	0	32
Buy		293,437	06/2011	MSC	100	0	100
Buy		112,153	06/2011	RBS	2	(16)	(14)
Buy	SEK	7,500	04/2011	BCLY	66	0	66
Buy		115,341	05/2011	BNP	357	0	357
Buy		3,255	05/2011	CITI	1	0	1
Buy		3,724	05/2011	DUB	9	0	9
Buy	SGD	13,027	06/2011	DUB	324	0	324
Buy		3,774	06/2011	HSBC	60	0	60
Buy		640	09/2011	BCLY	7	0	7
Buy		400	09/2011	CITI	5	0	5
Buy		200	09/2011	JPM	2	0	2
Buy		200	09/2011	RBS	3	0	3
Buy	TWD	96,633	04/2011	BCLY	8	0	8
Sell		96,633	04/2011	BCLY	0	(3)	(3)
Buy		2,135	04/2011	DUB	0	0	0
Sell		2,135	04/2011	DUB	0	(1)	(1)
Buy		70,000	04/2011	GSC	6	0	6
Sell		70,000	04/2011	GSC	0	(6)	(6)
Buy		274,028	04/2011	HSBC	0	(211)	(211)
Sell		274,028	04/2011	HSBC	0	(23)	(23)
Buy		60,000	04/2011	JPM	5	0	5
Sell		60,000	04/2011	JPM	0	(6)	(6)
Buy		96,633	01/2012	BCLY	6	0	6
Buy		70,000	01/2012	GSC	8	0	8
Buy		60,000	01/2012	HSBC	7	0	7
Buy		60,000	01/2012	JPM	9	0	9
Buy	ZAR	74	07/2011	JPM	0	0	0

					$24,377	$(37,193)	$(12,816)

152	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Australia
Bank Loan Obligations	$0	$5,200	$0	$5,200
Corporate Bonds & Notes	0	80,181	0	80,181
Mortgage-Backed Securities	0	28,396	0	28,396
Brazil
Corporate Bonds & Notes	0	22,003	0	22,003
Canada
Asset-Backed Securities	0	10,500	0	10,500
Corporate Bonds & Notes	0	32,262	0	32,262
Sovereign Issues	0	119,439	0	119,439
Cayman Islands
Asset-Backed Securities	0	0	20,609	20,609
Corporate Bonds & Notes	0	28,938	0	28,938
Denmark
Corporate Bonds & Notes	0	899	0	899
Sovereign Issues	0	12,478	0	12,478
France
Corporate Bonds & Notes	0	184,060	0	184,060
Sovereign Issues	0	153,366	0	153,366
Germany
Bank Loan Obligations	0	10,981	0	10,981
Corporate Bonds & Notes	0	42,329	0	42,329
Sovereign Issues	0	110,040	0	110,040
India
Corporate Bonds & Notes	0	0	3,480	3,480
Ireland
Asset-Backed Securities	0	4,048	0	4,048
Corporate Bonds & Notes	0	0	297	297
Mortgage-Backed Securities	0	4,740	0	4,740
Italy
Asset-Backed Securities	0	1,494	0	1,494
Corporate Bonds & Notes	0	23,833	0	23,833
Sovereign Issues	0	53,621	0	53,621
Japan
Sovereign Issues	0	15,951	0	15,951
Jersey, Channel Islands
Corporate Bonds & Notes	0	26,735	0	26,735
Luxembourg
Asset-Backed Securities	0	0	3,221	3,221
Corporate Bonds & Notes	0	11,377	0	11,377
Netherlands
Asset-Backed Securities	0	10,197	7,329	17,526
Corporate Bonds & Notes	0	99,297	0	99,297
Mortgage-Backed Securities	0	3,611	0	3,611
Sovereign Issues	0	95,912	0	95,912
New Zealand
Sovereign Issues	0	39,803	0	39,803
Norway
Corporate Bonds & Notes	0	13,012	15,800	28,812
Qatar
Corporate Bonds & Notes	0	961	0	961

Category and Subcategory (3)	Level 1 (4)	Level 2 5)	Level 3 (6)	Fair Value at 03/31/2011
Russia
Corporate Bonds & Notes	$0	$9,763	$0	$9,763
South Korea
Sovereign Issues	0	8,504	0	8,504
Spain
Sovereign Issues	0	0	52,304	52,304
Sweden
Corporate Bonds & Notes	0	32,114	0	32,114
Switzerland
Corporate Bonds & Notes	0	10,242	0	10,242
United Kingdom
Asset-Backed Securities	0	2,706	0	2,706
Corporate Bonds & Notes	0	241,735	16,727	258,462
Mortgage-Backed Securities	0	59,277	0	59,277
Sovereign Issues	0	97,349	0	97,349
United States
Asset-Backed Securities	0	26,072	0	26,072
Bank Loan Obligations	0	20,904	0	20,904
Corporate Bonds & Notes	0	386,368	0	386,368
Mortgage-Backed Securities	0	255,773	0	255,773
Municipal Bonds & Notes	0	58,186	0	58,186
Preferred Securities	2,392	0	0	2,392
U.S. Government Agencies	0	196,425	80,353	276,778
Virgin Islands (British)
Corporate Bonds & Notes	0	2,689	0	2,689
Short-Term Instruments
Certificates of Deposit	0	33,518	0	33,518
Commercial Paper	0	9,547	0	9,547
Repurchase Agreements	0	4,000	0	4,000
Japan Treasury Bills	0	94,728	0	94,728
U.S. Treasury Bills	0	43,999	0	43,999
PIMCO Short-Term Floating NAV Portfolio	31,796	0	0	31,796
	$34,188	$2,839,563	$200,120	$3,073,871

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	7,156	0	7,156
Foreign Exchange Contracts	0	24,377	0	24,377
Interest Rate Contracts	1,075	3,948	0	5,023
	$1,075	$35,481	$0	$36,556

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,638)	0	(1,638)
Foreign Exchange Contracts	0	(38,416)	0	(38,416)
Interest Rate Contracts	(14,843)	(10,018)	(1,100)	(25,961)

	$(14,843)	$(50,072)	$(1,100)	$(66,015)

Totals	$20,420	$2,824,972	$199,020	$3,044,412

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Canada
Corporate Bonds & Notes	$16,363	$0	$0	$0	$0	$1,112	$0	$(17,475)	$0	$0
Cayman Islands
Asset-Backed Securities	0	21,045	(386)	8	10	(68)	0	0	20,609	(68)
India
Corporate Bonds & Notes	0	3,500	0	0	0	(20)	0	0	3,480	(20)

See Accompanying Notes	Annual Report	March 31, 2011	153

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Ireland
Corporate Bonds & Notes	$0	$263	$0	$(3)	$0	$37	$0	$0	$297	$37
Luxembourg
Asset-Backed Securities	0	3,128	0	2	0	91	0	0	3,221	91
Netherlands
Asset-Backed Securities	0	8,086	(915)	24	50	84	0	0	7,329	84
Norway
Corporate Bonds & Notes	0	15,800	0	0	0	0	0	0	15,800	0
Spain
Sovereign Issues	0	52,409	0	0	0	(105)	0	0	52,304	(105)
United Kingdom
Corporate Bonds & Notes	430	0	0	0	0	52	16,727	(482)	16,727	0
United States
U.S. Government Agencies	974	85,300	(5,938)	0	0	17	0	0	80,353	16

	$17,767	$189,531	$(7,239)	$31	$60	$1,200	$16,727	$(17,957)	$200,120	$35

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(752)	$0	$0	$(348)	$0	$0	$(1,100)	$(348)

Totals	$17,767	$189,531	$(7,991)	$31	$60	$852	$16,727	$(17,957)	$199,020	$(313)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$125	$125
Unrealized appreciation on foreign currency contracts	0	0	0	24,377	0	24,377
Unrealized appreciation on swap agreements	0	7,156	0	0	3,948	11,104

	$0	$7,156	$0	$24,377	$4,073	$35,606

Liabilities:
Written options outstanding	$0	$0	$0	$1,223	$8,728	$9,951
Variation margin payable (2)	0	0	0	0	611	611
Unrealized depreciation on foreign currency contracts	0	0	0	37,193	0	37,193
Unrealized depreciation on swap agreements	0	1,638	0	0	2,390	4,028

	$0	$1,638	$0	$38,416	$11,729	$51,783

154	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(211)	$(22)	$(233)
Net realized gain on futures contracts, written options and swaps	0	1,913	0	5,306	15,719	22,938
Net realized gain on foreign currency transactions	0	0	0	136,789	0	136,789

	$0	$1,913	$0	$141,884	$15,697	$159,494

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$6,884	$0	$1,214	$(22,718)	$(14,620)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	9,760	12	9,772

	$0	$6,884	$0	$10,974	$(22,706)	$(4,848)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(13,768) as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$1,850	$(1,740)	$110
BNP	3,841	(3,310)	531
BOA	146	(620)	(474)
CITI	7,258	(6,370)	888
CSFB	1,633	(1,609)	24
DUB	1,419	(4,500)	(3,081)
GSC	550	(510)	40
HSBC	371	0	371
JPM	(26,367)	22,884	(3,483)
MLP	10	(110)	(100)
MSC	752	(1,280)	(528)
RBC	(887)	980	93
RBS	(497)	412	(85)
UBS	2,405	(2,170)	235

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	155

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ANDORRA 0.2%

CORPORATE BONDS & NOTES 0.2%

EuroCredit CDO I Ltd.
2.277% due 09/03/2012	EUR	4,000	$5,504

Total Andorra (Cost $5,270)			5,504

AUSTRALIA 2.6%

BANK LOAN OBLIGATIONS 0.2%

Seven Media Group
6.855% due 02/07/2013	AUD	5,105	5,168
7.105% due 02/07/2013		1,475	1,493

			6,661

CORPORATE BONDS & NOTES 1.8%

Australia & New Zealand Banking Group Ltd.
5.250% due 01/16/2014		3,300	3,396

Commonwealth Bank of Australia
3.492% due 08/13/2014		$4,300	4,505
5.750% due 12/17/2013	AUD	7,400	7,693

ING Bank Australia Ltd.
5.330% due 08/28/2013		2,000	2,067
5.750% due 06/24/2014		400	416
5.750% due 03/03/2015		3,000	3,104

Macquarie Bank Ltd.
2.600% due 01/20/2012		$15,000	15,256
3.300% due 07/17/2014		1,600	1,668

National Australia Bank Ltd.
3.375% due 07/08/2014		1,500	1,577
5.750% due 12/19/2013	AUD	2,000	2,085

Westpac Banking Corp.
0.590% due 09/10/2014		$10,000	10,020
2.700% due 12/09/2014		5,000	5,063
5.173% due 05/25/2017	AUD	1,000	1,022

			57,872

MORTGAGE-BACKED SECURITIES 0.5%

Medallion Trust
0.442% due 05/25/2035		$1,524	1,494

Puma Finance Ltd.
0.384% due 02/21/2038		2,363	2,280
4.980% due 08/22/2037	AUD	2,587	2,576
5.350% due 07/12/2036		1,161	1,172

Superannuation Members Home Loans Global Fund
0.590% due 03/09/2036		$3,221	3,197

Swan Trust
0.392% due 05/12/2037		182	178

Torrens Trust
5.230% due 10/19/2038	AUD	5,832	5,896

			16,793

SOVEREIGN ISSUES 0.1%

New South Wales Treasury Corp.
6.000% due 05/01/2012		3,350	3,503

Total Australia (Cost $77,179)			84,829

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Petrobras International Finance Co.
3.875% due 01/27/2016		$10,700	10,811
5.375% due 01/27/2021		3,400	3,423

Total Brazil (Cost $14,058)			14,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 5.7%

ASSET-BACKED SECURITIES 0.6%

Broadway Credit Card Trust
5.234% due 06/17/2014	CAD	18,300	$19,025

Ford Auto Securitization Trust
4.817% due 10/15/2012		1,534	1,615

			20,640

CORPORATE BONDS & NOTES 1.1%

Agrium, Inc.
6.750% due 01/15/2019		$5,000	5,786

Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		15,900	15,687

Glacier Credit Card Trust
5.027% due 02/20/2013	CAD	6,400	6,922

Honda Canada Finance, Inc.
1.476% due 03/26/2012		3,000	3,084

Master Credit Card Trust
5.297% due 08/21/2012		2,700	2,909

			34,388

SOVEREIGN ISSUES 4.0%

Canada Government International Bond
1.500% due 06/01/2012		23,400	24,146
1.500% due 12/01/2012		11,200	11,512
1.750% due 03/01/2013		89,200	91,894

			127,552

Total Canada (Cost $178,906)			182,580

CAYMAN ISLANDS 1.3%

ASSET-BACKED SECURITIES 0.5%

Aurum CLO Ltd.
1.003% due 04/15/2014		$2,000	1,965

Duane Street CLO
0.562% due 11/08/2017		4,658	4,453

Hillmark Funding
0.562% due 05/21/2021		8,500	7,908

Premium Loan Trust Ltd.
0.683% due 10/25/2014		1,072	1,037

			15,363

CORPORATE BONDS & NOTES 0.8%

IPIC GMTN Ltd.
5.000% due 11/15/2020		3,000	2,921

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		11,200	11,858

Transocean, Inc.
4.950% due 11/15/2015		9,600	10,144

			24,923

Total Cayman Islands (Cost $39,147)			40,286

CHILE 0.2%

CORPORATE BONDS & NOTES 0.2%

Banco Santander Chile
1.903% due 01/19/2016		$7,400	7,380

Total Chile (Cost $7,400)			7,380

DENMARK 0.1%

CORPORATE BONDS & NOTES 0.1%

Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	891	182

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Realkredit Danmark A/S
2.340% due 01/01/2038	DKK	14,218	$2,585

Total Denmark (Cost $2,539)			2,767

FRANCE 9.8%

ASSET-BACKED SECURITIES 0.0%

AUTO Asset-Backed Securities SRL
1.197% due 02/25/2019	EUR	146	205

CORPORATE BONDS & NOTES 5.4%

BNP Paribas Home Loan Covered Bonds S.A.
2.250% due 10/01/2012		4,000	5,669
3.000% due 07/23/2013		800	1,141
4.750% due 05/28/2013		3,800	5,617

BPCE S.A.
6.117% due 10/29/2049		4,100	5,182

Cie de Financement Foncier
1.625% due 07/23/2012		$25,000	25,050
2.000% due 02/17/2012	EUR	6,700	9,502
2.250% due 01/25/2013		11,700	16,498
2.500% due 09/16/2015		$16,100	15,587
4.500% due 01/09/2013	EUR	3,500	5,132

Dexia Credit Local
2.000% due 03/05/2013		$10,850	10,771

Dexia Credit Local S.A.
0.553% due 01/12/2012		5,300	5,276
0.784% due 04/29/2014		12,100	12,042
2.750% due 01/10/2014		36,100	36,010
2.750% due 04/29/2014		4,800	4,773

Dexia Municipal Agency S.A.
4.750% due 06/06/2011	EUR	2,100	2,992

General Electric Societe de Credit Foncier
3.750% due 07/22/2014		2,900	4,161

Vivendi S.A.
5.750% due 04/04/2013		$7,000	7,516

			172,919

SOVEREIGN ISSUES 4.4%

France Government Bond
3.500% due 04/25/2015	EUR	4,600	6,724
3.750% due 10/25/2019		1,700	2,440
4.000% due 04/25/2018		43,600	64,348
4.250% due 04/25/2019		25,800	38,439
4.250% due 10/25/2023		19,588	28,776

Societe Financement de l'Economie Francaise
2.125% due 05/20/2012		100	142

			140,869

Total France (Cost $314,876)			313,993

GERMANY 8.5%

ASSET-BACKED SECURITIES 0.0%

Driver One GmbH
0.987% due 10/21/2015	EUR	36	50

BANK LOAN OBLIGATIONS 0.3%

Kabel Deutschland Holding AG
4.198% due 09/13/2015		1,000	1,423
4.948% due 12/20/2016		6,800	9,701

			11,124

CORPORATE BONDS & NOTES 2.2%

IKB Deutsche Industriebank AG
2.125% due 09/10/2012		17,600	25,004
2.875% due 01/27/2012		2,200	3,152

156	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kreditanstalt fuer Wiederaufbau
1.250% due 06/17/2013	EUR	20,500	$28,522
3.875% due 01/21/2019		8,500	12,288

Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017		1,500	2,243

			71,209

SOVEREIGN ISSUES 6.0%

FMS Wertmanagement
1.012% due 01/20/2014 (j)	EUR	20,300	28,855

Republic of Germany
2.000% due 02/26/2016		7,600	10,445
2.250% due 04/10/2015		4,600	6,479
3.750% due 01/04/2015		1,000	1,489
3.750% due 01/04/2019		12,100	17,836
4.000% due 01/04/2018		42,550	63,857
5.625% due 01/04/2028		3,070	5,300
6.500% due 07/04/2027		30,260	56,758

			191,019

Total Germany (Cost $259,342)			273,402

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ICICI Bank Ltd.
2.062% due 02/24/2014		$3,500	3,480

Total India (Cost $3,500)			3,480

IRELAND 0.3%

ASSET-BACKED SECURITIES 0.1%

Dryden Leveraged Loan CDO
1.719% due 08/08/2022	EUR	3,600	4,701

SC Germany Auto
1.035% due 07/10/2019		268	380

			5,081

MORTGAGE-BACKED SECURITIES 0.2%

DECO Series
1.201% due 10/27/2019		38	51

German Residential Asset Note Distributor PLC
1.252% due 07/20/2016		1,411	1,889

Immeo Residential Finance PLC
1.333% due 12/15/2016		3,099	4,182

			6,122

Total Ireland (Cost $10,510)			11,203

ITALY 1.8%

CORPORATE BONDS & NOTES 0.8%

Intesa Sanpaolo SpA
2.712% due 02/24/2014		$8,900	9,022
6.500% due 02/24/2021		15,000	15,752

			24,774

MORTGAGE-BACKED SECURITIES 0.0%

Argo Mortgage SRL
1.551% due 10/28/2036	EUR	30	42

SOVEREIGN ISSUES 1.0%

Italy Buoni Poliennali Del Tesoro
4.750% due 02/01/2013		21,600	31,745

Total Italy (Cost $54,485)			56,561

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 1.4%

SOVEREIGN ISSUES 1.4%

Japan Government International Bond
0.200% due 02/15/2012	JPY	2,830,000	$34,035
2.300% due 06/20/2035		60,000	743
2.400% due 03/20/2034		950,000	12,005

Total Japan (Cost $39,919)			46,783

JERSEY, CHANNEL ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.1%

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	1,030	1,465

CORPORATE BONDS & NOTES 0.2%

WPP PLC
6.000% due 04/04/2017	GBP	4,075	6,983

Total Jersey, Channel Islands (Cost $6,281)			8,448

LUXEMBOURG 0.9%

ASSET-BACKED SECURITIES 0.2.%

Harvest CLO S.A.
2.003% due 03/29/2017	EUR	3,398	4,439

Penta CLO S.A.
1.478% due 06/04/2024		3,002	3,841

			8,280

CORPORATE BONDS & NOTES 0.7%

Sunrise Communications International S.A.
7.000% due 12/31/2017		1,500	2,222

Telenet Finance Luxembourg SCA
6.375% due 11/15/2020		1,500	2,091

Tyco Electronics Group S.A.
5.950% due 01/15/2014		$2,000	2,197
6.550% due 10/01/2017		13,000	14,874

			21,384

Total Luxembourg (Cost $27,198)			29,664

MEXICO 0.0%

CORPORATE BONDS & NOTES 0.0%

C10 Capital SPV Ltd.
6.722% due 12/31/2049		$540	423

Total Mexico (Cost $540)			423

NETHERLANDS 4.8%

ASSET-BACKED SECURITIES 0.2%

Globaldrive BV
3.000% due 07/20/2015	EUR	3,400	4,832

CORPORATE BONDS & NOTES 4.1%

ABN AMRO Bank NV
3.750% due 01/12/2012		9,300	13,391

Achmea Hypotheekbank NV
0.660% due 11/03/2014		$7,200	7,169

Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A.
11.000% due 06/29/2049		2,000	2,613

Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	19,000	27,558

ING Bank NV
2.250% due 08/31/2015		3,400	4,585
2.500% due 01/14/2016		$14,000	13,428

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 03/19/2014		$2,600	$2,756

LeasePlan Corp. NV
3.000% due 05/07/2012		1,920	1,967
3.125% due 02/10/2012	EUR	50	72
3.250% due 05/22/2014		5,300	7,641

NIBC Bank NV
0.690% due 12/02/2014		$22,500	22,515
2.800% due 12/02/2014		20,650	21,331
3.500% due 04/07/2014	EUR	3,700	5,360

Ziggo Finance BV
6.125% due 11/15/2017		1,800	2,557

			132,943

MORTGAGE-BACKED SECURITIES 0.1%

Arena BV
4.300% due 05/19/2055		500	709

Atomium Mortgage Finance BV
1.077% due 07/01/2034		180	246

Delphinus BV
1.311% due 09/25/2096		400	563

Dutch MBS BV
1.126% due 07/02/2037		181	251

Dutch Mortgage Portfolio Loans BV
1.336% due 11/20/2035		670	928

Saecure BV
1.237% due 05/25/2036		139	197

			2,894

SOVEREIGN ISSUES 0.4%

Netherlands Government International Bond
4.000% due 07/15/2018		100	148
4.500% due 07/15/2017		8,600	13,116

			13,264

Total Netherlands (Cost $150,914)			153,933

NEW ZEALAND 1.2%

SOVEREIGN ISSUES 1.2%

New Zealand Government Bond
5.000% due 03/15/2019	NZD	20,100	14,881
6.000% due 05/15/2021		29,700	23,247

Total New Zealand (Cost $37,648)			38,128

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.7%

DnB NOR Boligkreditt
2.375% due 07/20/2016	EUR	11,500	15,463
4.125% due 02/01/2013		2,000	2,923
4.625% due 07/03/2013		3,100	4,522

Total Norway (Cost $21,261)			22,908

RUSSIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$3,600	4,339
10.500% due 03/25/2014		6,000	7,233

Total Russia (Cost $11,205)			11,572

See Accompanying Notes	Annual Report	March 31, 2011	157

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	4,200	$6,255

Total South Korea (Cost $6,479)			6,255

SPAIN 1.6%

SOVEREIGN ISSUES 1.6%

Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	36,500	51,597

Total Spain (Cost $51,700)			51,597

SUPRANATIONAL 0.8%

CORPORATE BONDS & NOTES 0.8%

European Investment Bank
3.625% due 10/15/2011	EUR	17,300	24,825

Total Supranational (Cost $21,366)			24,825

SWITZERLAND 0.3%

CORPORATE BONDS & NOTES 0.3%

Tyco International Ltd.
7.000% due 12/15/2019		$7,000	8,435

Total Switzerland (Cost $7,132)			8,435

UNITED KINGDOM 13.4%

CORPORATE BONDS & NOTES 8.5%

Abbey National Treasury Services PLC
3.125% due 06/30/2014	EUR	21,800	30,236

Bank of Scotland PLC
4.375% due 07/13/2016		3,000	4,260
4.500% due 10/23/2013		500	726
5.250% due 07/24/2012	AUD	4,000	4,130
5.622% due 07/24/2012		7,600	7,891

Barclays Bank PLC
2.700% due 03/05/2012		$300	306
10.179% due 06/12/2021		4,480	5,712

BP Capital Markets PLC
0.450% due 04/11/2011		1,300	1,300
2.750% due 02/27/2012		300	305
3.125% due 10/01/2015		12,600	12,663
3.830% due 10/06/2017	EUR	2,700	3,782

GKN Holdings PLC
7.000% due 05/14/2012	GBP	5,700	9,592

Hanson Ltd.
6.125% due 08/15/2016		$2,000	2,090

HBOS PLC
6.750% due 05/21/2018		2,000	1,958

LBG Capital No.1 PLC
8.000% due 12/29/2049		500	482
8.500% due 12/29/2049		20,900	19,577
11.040% due 03/19/2020	GBP	3,677	6,459

LBG Capital No.2 PLC
9.334% due 02/07/2020		5,000	8,262
11.250% due 09/14/2023		1,600	2,798

Lloyds TSB Bank PLC
2.653% due 01/24/2014		$6,600	6,771
12.000% due 12/29/2049		11,300	13,245

National Grid PLC
4.980% due 06/22/2011	CAD	4,900	5,087

Nationwide Building Society
2.875% due 09/14/2015	EUR	3,900	5,310
3.500% due 12/07/2015		6,250	8,720
4.625% due 09/13/2012		5,100	7,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 07/18/2012		$28,200	$29,612

Pearson Dollar Finance PLC
5.500% due 05/06/2013		2,500	2,677

Royal Bank of Scotland Group PLC
1.203% due 04/23/2012		17,200	17,345
1.450% due 10/20/2011		8,000	8,050
2.650% due 04/23/2012		4,500	4,598
2.750% due 06/18/2013	EUR	13,700	19,322
3.750% due 11/14/2011		10,800	15,507
6.666% due 04/29/2049 (a)	CAD	700	593

Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$1,500	1,562

Yorkshire Building Society
3.250% due 09/22/2015	EUR	4,700	6,384

			274,723

MORTGAGE-BACKED SECURITIES 2.0%

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047		7,700	10,907

Eurosail PLC
1.335% due 03/13/2045		600	732

Great Hall Mortgages PLC
0.439% due 06/18/2039		$2,195	1,870
1.300% due 03/18/2039	EUR	2,996	3,670

Holmes Master Issuer PLC
2.406% due 10/15/2054		8,100	11,516

Mansard Mortgages PLC
1.456% due 12/15/2049	GBP	13,877	20,134

Newgate Funding PLC
2.056% due 12/15/2050		3,000	3,095
2.423% due 12/15/2050	EUR	2,500	2,276
2.673% due 12/15/2050		4,100	3,226

RMAC Securities PLC
0.460% due 06/12/2044		$600	487
0.957% due 06/12/2044	GBP	1,900	2,544

Windermere CMBS PLC
1.023% due 04/24/2017		2,780	3,976

			64,433

SOVEREIGN ISSUES 2.9%

United Kingdom Gilt
4.250% due 06/07/2032		1,000	1,587
4.250% due 03/07/2036		8,750	13,799
4.500% due 03/07/2019		38,700	66,677
4.500% due 09/07/2034		3,700	6,046
4.750% due 03/07/2020		2,000	3,489

			91,598

Total United Kingdom (Cost $404,087)			430,754

UNITED STATES 33.8%

ASSET-BACKED SECURITIES 1.4%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$409	408

Accredited Mortgage Loan Trust
4.330% due 06/25/2033		310	264

Amortizing Residential Collateral Trust
0.830% due 07/25/2032		44	41

Amresco Residential Securities Mortgage Loan Trust
1.190% due 06/25/2029		221	191

Asset-Backed Funding Certificates
0.310% due 01/25/2037		143	142

Bear Stearns Asset-Backed Securities Trust
0.320% due 12/25/2036		236	221
0.330% due 10/25/2036		37	35

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.650% due 10/27/2032	$65	$59
0.910% due 10/25/2032	50	45
1.250% due 10/25/2037	132	88

BNC Mortgage Loan Trust
0.350% due 05/25/2037	1,673	1,486

Carrington Mortgage Loan Trust
0.300% due 01/25/2037	688	677
0.570% due 10/25/2035	125	118

Citigroup Mortgage Loan Trust, Inc.
0.310% due 07/25/2045	1,161	963
0.350% due 10/25/2036	5	5

Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	306	321
6.681% due 12/01/2033	221	237

Countrywide Asset-Backed Certificates
0.300% due 07/25/2037	134	131
0.300% due 06/25/2047	359	355
0.320% due 06/25/2047	65	64
0.330% due 06/25/2037	3	3
0.330% due 10/25/2047	146	143
0.350% due 09/25/2047	2,347	2,307
0.430% due 09/25/2036	486	413
0.590% due 12/25/2036	1,127	510

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032	67	55

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036	16	14

First Alliance Mortgage Loan Trust
0.484% due 12/20/2027	13	9

First Franklin Mortgage Loan Asset- Backed Certificates
0.300% due 11/25/2036	42	41

Fremont Home Loan Trust
0.360% due 02/25/2036	20	20

Home Equity Asset Trust
0.310% due 05/25/2037	196	191
0.850% due 11/25/2032	2	1

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036	87	85
0.340% due 10/25/2036	388	378
0.360% due 08/25/2036	158	70

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034	12	10

Merrill Lynch Mortgage Investors, Inc.
0.330% due 09/25/2037	50	14
0.370% due 02/25/2037	113	67

Mesa Trust Asset-Backed Certificates
1.050% due 12/25/2031	289	212

Nationstar Home Equity Loan Trust
0.310% due 06/25/2037	124	123
0.370% due 04/25/2037	9	9

Popular ABS Mortgage Pass-Through Trust
0.340% due 06/25/2047	224	203

Renaissance Home Equity Loan Trust
0.750% due 12/25/2033	139	120

Residential Asset Mortgage Products, Inc.
0.320% due 02/25/2037	26	26
0.810% due 06/25/2032	7	5

Residential Asset Securities Corp.
0.320% due 02/25/2037	50	49
0.750% due 07/25/2032 (a)	202	113

Securitized Asset-Backed Receivables LLC Trust
0.380% due 05/25/2037	382	305

SLC Student Loan Trust
0.760% due 06/15/2017	87	87

158	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.303% due 07/25/2017		$164	$163
0.509% due 12/17/2018		14	14
0.803% due 10/25/2017		9,100	9,116
0.983% due 07/25/2013		157	157
1.803% due 04/25/2023		23,495	24,281

Soundview Home Equity Loan Trust
0.310% due 11/25/2036		58	21

Structured Asset Securities Corp.
0.540% due 01/25/2033		13	12

Wells Fargo Home Equity Trust
0.480% due 10/25/2035		161	160

			45,358

BANK LOAN OBLIGATIONS 0.7%

American General Finance Corp.
7.250% due 04/21/2015		2,000	2,006

CIT Group, Inc.
6.250% due 08/11/2015		3,000	3,045

Ford Motor Co.
3.010% due 12/15/2013		5,272	5,276

Graham Packaging Co. LP
6.000% due 09/23/2016		1,393	1,406

HCA, Inc.
1.557% due 11/17/2012		2,000	1,990
2.557% due 11/14/2013		1,000	997

Intelsat Ltd.
5.250% due 04/02/2018		1,800	1,814

Novelis, Inc.
4.000% due 12/17/2016		1,000	1,004

Remy International, Inc.
6.250% due 12/17/2016		1,000	1,009

Seven Media Group
6.755% due 02/07/2013	AUD	1,181	1,195

Texas Competitive Electric Holdings Co. LLC
3.746% due 10/10/2014		$113	95
3.759% due 10/10/2014		2,767	2,332
3.803% due 10/10/2014		30	25

US Airways Group, Inc.
2.752% due 03/23/2014		986	902

			23,096

CORPORATE BONDS & NOTES 12.7%

Ally Financial, Inc.
6.625% due 05/15/2012		10,432	10,872
7.000% due 02/01/2012		6,955	7,190
8.300% due 02/12/2015		6,200	6,812

Altria Group, Inc.
9.700% due 11/10/2018		11,500	15,125

American International Group, Inc.
0.413% due 10/18/2011		5,000	4,979
4.875% due 03/15/2067	EUR	3,600	4,273
5.600% due 10/18/2016		$1,300	1,353
5.750% due 03/15/2067	GBP	8,200	11,379
8.000% due 05/22/2068	EUR	4,600	6,552
8.250% due 08/15/2018		$300	352

Anadarko Petroleum Corp.
6.125% due 03/15/2012 (f)		3,900	4,064

AutoZone, Inc.
5.875% due 10/15/2012		2,000	2,134
6.500% due 01/15/2014		1,000	1,120

Avnet, Inc.
6.625% due 09/15/2016		1,700	1,860

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	10,100	$14,527
4.250% due 04/05/2017		800	1,123

Bank of America Corp.
4.000% due 03/28/2018		6,000	8,068
4.750% due 05/23/2017		12,700	17,175

Bear Stearns Cos. LLC
6.400% due 10/02/2017		$1,300	1,460

Black & Decker Corp.
5.750% due 11/15/2016		3,000	3,304

Boston Scientific Corp.
6.400% due 06/15/2016		4,300	4,686

Brunswick Corp.
11.750% due 08/15/2013		3,000	3,585

Burlington Northern Santa Fe LLC
5.650% due 05/01/2017		2,669	2,973

Cardinal Health, Inc.
6.000% due 06/15/2017		10,000	11,113

Citigroup, Inc.
0.858% due 01/16/2012	GBP	5,800	9,210
1.238% due 03/05/2014	EUR	400	549
3.625% due 11/30/2017		8,250	11,021
6.000% due 08/15/2017		$8,900	9,670
6.400% due 03/27/2013	EUR	1,800	2,690

CNA Financial Corp.
5.850% due 12/15/2014		$3,000	3,233

Computer Sciences Corp.
6.500% due 03/15/2018		5,300	5,758

Daimler Finance North America LLC
6.500% due 11/15/2013		400	447

Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,000	1,112

HCP, Inc.
5.650% due 12/15/2013		6,000	6,498
5.950% due 09/15/2011		1,000	1,022

International Lease Finance Corp.
5.350% due 03/01/2012		2,900	2,962
5.400% due 02/15/2012		2,700	2,757
5.750% due 06/15/2011		1,000	1,009
5.875% due 05/01/2013		8,850	9,116
6.500% due 09/01/2014		8,800	9,438
6.625% due 11/15/2013		8,000	8,320
6.750% due 09/01/2016		7,100	7,632

JPMorgan Chase & Co.
3.450% due 03/01/2016		10,100	10,057
6.300% due 04/23/2019		1,300	1,439

JPMorgan Chase & Co., Inc. CPI Linked Bond
4.411% due 02/15/2012		4,670	4,777

JPMorgan Chase Capital XXII
6.450% due 01/15/2087		500	504

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		800	212
6.875% due 05/02/2018 (a)		7,000	1,872

Lennar Corp.
5.950% due 10/17/2011		3,100	3,162

Limited Brands, Inc.
6.900% due 07/15/2017		5,000	5,388

Loews Corp.
5.250% due 03/15/2016		1,200	1,298

Macy's Retail Holdings, Inc.
5.875% due 01/15/2013		4,000	4,275

Masco Corp.
5.875% due 07/15/2012		1,000	1,047

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch & Co., Inc.
1.387% due 08/25/2014	EUR	300	$411
1.388% due 05/30/2014		7,000	9,604
1.466% due 07/22/2014		10,000	13,777
1.947% due 09/27/2012		2,700	3,738
6.750% due 05/21/2013		1,600	2,415
6.875% due 04/25/2018		$100	111

Morgan Stanley
1.388% due 11/29/2013	EUR	5,050	6,960
1.395% due 04/13/2016		2,000	2,644
1.426% due 01/16/2017		2,650	3,477
1.903% due 01/24/2014		$16,700	17,045

Newell Rubbermaid, Inc.
5.500% due 04/15/2013		5,000	5,364

RBS Capital Trust I
4.709% due 12/29/2049 (a)		1,560	1,213

Reed Elsevier Capital, Inc.
4.625% due 06/15/2012		1,200	1,244

Reynolds American, Inc.
6.750% due 06/15/2017		500	572

Ryder System, Inc.
6.000% due 03/01/2013		5,000	5,385

Sealed Air Corp.
5.625% due 07/15/2013		12,900	13,520

Sheraton Holding Corp.
7.375% due 11/15/2015		5,000	5,625

SLM Corp.
5.125% due 08/27/2012		400	413
5.375% due 05/15/2014		600	622
8.450% due 06/15/2018		2,000	2,243

Southwest Airlines Co.
5.125% due 03/01/2017		1,100	1,141
6.500% due 03/01/2012		500	523

Spectra Energy Capital LLC
6.200% due 04/15/2018		5,000	5,562

Sprint Capital Corp.
8.750% due 03/15/2032		800	855

Union Pacific Corp.
7.000% due 02/01/2016		1,000	1,174

WM Covered Bond Program
3.875% due 09/27/2011	EUR	13,100	18,736
4.375% due 05/19/2014		6,800	9,886

			406,814

MORTGAGE-BACKED SECURITIES 7.6%

Adjustable Rate Mortgage Trust
2.969% due 09/25/2035		$645	503

American Home Mortgage Assets
0.440% due 05/25/2046		681	414
0.460% due 10/25/2046		2,387	1,360
0.480% due 09/25/2046 (a)		485	64
1.012% due 02/25/2047		7,108	3,581
1.232% due 11/25/2046		10,819	5,203

Banc of America Funding Corp.
2.796% due 02/20/2036		1,973	1,895
5.500% due 08/25/2035		9,766	9,893
5.641% due 03/20/2036		956	840
5.864% due 01/20/2047		680	484
5.937% due 10/20/2046		254	175

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		10,926	10,339

Banc of America Mortgage Securities, Inc.
2.866% due 06/25/2035		1,050	847
3.184% due 09/25/2035		213	180
5.311% due 04/25/2035		1,398	1,258

See Accompanying Notes	Annual Report	March 31, 2011	159

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
0.420% due 01/25/2037	$14,804	$9,229

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035	2,791	2,695
2.710% due 03/25/2035	4,934	4,752
2.839% due 05/25/2034	708	682
2.864% due 02/25/2034	83	75
2.875% due 10/25/2033	431	444
2.934% due 03/25/2035	961	927
3.086% due 01/25/2035	1,575	1,437
3.607% due 11/25/2034	23	23
4.137% due 05/25/2034	369	368

Bear Stearns Alt-A Trust
2.663% due 01/25/2036	134	78
2.802% due 02/25/2036 (a)	7,429	3,793
2.928% due 11/25/2035 (a)	233	142
2.929% due 08/25/2036 (a)	490	265
2.987% due 09/25/2035	6,399	5,010
4.198% due 08/25/2036 (a)	1,489	483
5.089% due 11/25/2036	5,389	3,420
5.233% due 11/25/2036	1,275	847
5.999% due 08/25/2036	3,976	2,731

Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	6,359	6,276

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	1,809	1,721
2.560% due 08/25/2035	2,092	1,864
2.650% due 10/25/2035	8,065	6,967
2.820% due 12/25/2035	435	404
5.686% due 03/25/2037	2,289	1,321
5.770% due 09/25/2037	3,362	2,398

Countrywide Alternative Loan Trust
0.420% due 01/25/2037	1,480	882
0.434% due 02/20/2047	804	451
0.440% due 09/25/2046	2,289	1,287
0.448% due 12/20/2046	8,503	4,904
0.450% due 05/25/2036	163	101
0.460% due 07/25/2046	146	88
0.464% due 03/20/2046	196	115
0.464% due 07/20/2046	1,947	878
0.480% due 08/25/2046	527	95
0.600% due 05/25/2037	1,441	853
1.312% due 12/25/2035	204	129
1.812% due 11/25/2035	908	563
2.352% due 11/25/2035	773	479
5.250% due 06/25/2035	607	543
5.663% due 02/25/2037	602	455
6.000% due 10/25/2032	12	13
6.000% due 01/25/2037	2,892	2,219
6.000% due 04/25/2037	1,243	833
6.250% due 08/25/2037	1,057	703

Countrywide Home Loan Mortgage Pass-Through Trust
0.520% due 03/25/2035	2,045	1,657
0.540% due 04/25/2035	46	29
0.570% due 03/25/2035	1,515	954
0.580% due 02/25/2035	34	26
2.800% due 02/20/2036	2,607	1,701
2.969% due 08/25/2034	237	203
2.984% due 08/25/2034	226	169
3.118% due 11/25/2034	915	800
4.195% due 11/19/2033	70	70
4.980% due 02/25/2047	1,072	729
5.103% due 03/25/2037	1,056	628

Credit Suisse First Boston Mortgage Securities Corp.
1.400% due 03/25/2034	745	639
1.962% due 05/25/2032	28	29
2.495% due 07/25/2033	77	75
2.675% due 08/25/2033	365	370

DBUBS Mortgage Trust
0.246% due 11/10/2046 (b)	15,842	287
1.402% due 11/10/2046 (b)	41,242	2,717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
0.574% due 07/19/2045	$405	$93

First Horizon Asset Securities, Inc.
2.708% due 12/25/2033	405	402
2.921% due 08/25/2035	438	353
5.290% due 10/25/2035	843	775

First Republic Mortgage Loan Trust
0.605% due 11/15/2031	159	147

GMAC Mortgage Corp. Loan Trust
3.025% due 06/25/2034	93	82

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046	239	219
0.330% due 01/25/2047	204	188
0.430% due 01/25/2037	1,274	798
0.460% due 04/25/2036	1,075	640
0.520% due 11/25/2045	234	155

Greenpoint Mortgage Pass-Through Certificates
2.940% due 10/25/2033	84	72

GS Mortgage Securities Corp. II
1.142% due 03/06/2020	267	267

GSR Mortgage Loan Trust
1.990% due 03/25/2033	465	468
2.796% due 09/25/2035	1,916	1,878
3.044% due 01/25/2035	2,087	1,972

Harborview Mortgage Loan Trust
0.434% due 07/19/2046	2,748	1,698
0.444% due 09/19/2037	912	635
0.444% due 01/19/2038	2,337	1,546
0.474% due 05/19/2035	1,927	1,325
0.494% due 03/19/2036	361	229
2.936% due 07/19/2035	401	327
3.025% due 05/19/2033	794	805

Homebanc Mortgage Trust
5.753% due 04/25/2037	1,600	961
5.797% due 04/25/2037	880	763

Impac CMB Trust
1.250% due 07/25/2033	101	92

Indymac INDA Mortgage Loan Trust
5.062% due 11/25/2035	4,663	4,092
5.640% due 08/25/2036	1,600	1,191

Indymac INDB Mortgage Loan Trust
0.550% due 11/25/2035	525	264

Indymac Index Mortgage Loan Trust
0.440% due 04/25/2037	369	81
0.440% due 09/25/2046	6,880	4,102
0.490% due 06/25/2037	375	236
0.500% due 02/25/2037	1,100	315
0.550% due 06/25/2037 (a)	910	369
2.677% due 12/25/2034	271	206

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	1,026	958
5.550% due 10/25/2036	1,228	1,178

JPMorgan Mortgage Trust
2.162% due 11/25/2033	480	484
5.376% due 02/25/2036	2,035	1,858
5.437% due 09/25/2035	1,102	1,027

MASTR Adjustable Rate Mortgages Trust
0.460% due 04/25/2046	3,984	2,256
0.550% due 05/25/2047	1,700	596
2.899% due 11/21/2034	639	641

MASTR Alternative Loans Trust
0.650% due 03/25/2036	627	199

Mellon Residential Funding Corp.
0.735% due 06/15/2030	111	110
2.610% due 10/20/2029	69	64

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Countrywide Commercial Mortgage Trust
5.965% due 08/12/2049	$700	$752

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	2,355	1,812
0.500% due 08/25/2036	401	328
2.305% due 02/25/2033	265	256
2.753% due 06/25/2035	1,324	1,181

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035	98	85
1.707% due 10/25/2035	4,606	4,234

RBSCF Trust
6.013% due 12/16/2049	4,600	5,070

Residential Accredit Loans, Inc.
0.400% due 02/25/2047	3,257	1,667
0.430% due 06/25/2046	5,949	2,420
0.450% due 12/25/2046	1,400	374
0.460% due 04/25/2046	95	40
0.520% due 05/25/2046 (a)	1,194	279
0.554% due 09/25/2046	1,867	264

Residential Asset Securitization Trust
0.700% due 12/25/2036 (a)	676	292
5.750% due 02/25/2036 (a)	620	471
6.250% due 10/25/2036 (a)	747	526
6.500% due 08/25/2036 (a)	1,123	723

Residential Funding Mortgage Securities I
3.249% due 09/25/2035	542	380
6.500% due 03/25/2032	144	150

Sovereign Commercial Mortgage Securities Trust
5.825% due 07/22/2030	2,081	2,141

Structured Adjustable Rate Mortgage Loan Trust
2.585% due 02/25/2034	456	443
2.651% due 08/25/2035	1,363	1,103
2.652% due 04/25/2034	656	601
5.097% due 09/25/2036	1,600	948
5.157% due 05/25/2036	1,600	1,251
5.205% due 09/25/2034	226	214

Structured Asset Mortgage Investments, Inc.
0.440% due 06/25/2036	213	144
0.460% due 05/25/2046	1,289	735
0.470% due 05/25/2036	2,154	1,285
0.470% due 09/25/2047	6,300	2,726
0.500% due 09/25/2047	335	58
0.503% due 07/19/2035	183	174
0.509% due 05/25/2046	685	134
0.550% due 08/25/2036	1,800	472
0.560% due 12/25/2035	20	13
0.834% due 07/19/2034	35	32
1.812% due 08/25/2047	3,393	2,016

Structured Asset Securities Corp.
2.768% due 10/25/2035	1,032	848
5.500% due 09/25/2035	2,000	1,854

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046	287	284
0.370% due 10/25/2046	762	755
3.164% due 10/25/2043	185	175

WaMu Mortgage Pass-Through Certificates
0.480% due 04/25/2045	73	64
0.509% due 11/25/2045	3,214	2,729
0.530% due 11/25/2045	1,184	954
0.560% due 01/25/2045	914	776
1.012% due 03/25/2047	3,231	2,159
1.052% due 01/25/2047	1,702	1,031
1.062% due 06/25/2047	749	193
1.072% due 04/25/2047	7,364	5,539
1.292% due 06/25/2046	1,991	1,513
1.312% due 02/25/2046	589	469
1.514% due 05/25/2041	10	9
2.674% due 04/25/2035	1,000	881
2.696% due 06/25/2033	217	208

160	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.734% due 02/27/2034	$836	$859
2.984% due 07/25/2046	692	533
2.984% due 10/25/2046	412	309
3.648% due 02/25/2037	1,880	1,511
4.868% due 12/25/2036	7,349	5,787
5.444% due 02/25/2037	5,138	3,689
5.695% due 02/25/2037	1,887	1,449

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.500% due 07/25/2046	142	28
1.072% due 04/25/2047	771	165
1.082% due 04/25/2047	1,085	307
1.152% due 05/25/2047	735	211
1.252% due 07/25/2046	1,241	565

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036	7,937	7,115
2.790% due 07/25/2035	1,090	1,014
2.888% due 10/25/2035	600	493
2.936% due 06/25/2035	3,685	3,702
4.694% due 12/25/2033	21	22
5.629% due 04/25/2036	750	373

		243,546

MUNICIPAL BONDS & NOTES 1.8%

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	3,800	4,010
7.550% due 04/01/2039	1,400	1,523

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	12,800	14,009
7.700% due 11/01/2030	1,100	1,141

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	275	263
7.350% due 07/01/2035	1,300	1,330

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	5,000	5,031
4.071% due 01/01/2014	2,900	2,904

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2001
5.300% due 06/01/2025	2,625	2,672

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	8,000	8,322

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	7,400	8,197

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	6,200	5,783

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	600	594

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 09/01/2041	1,000	1,003

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	1,980	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	$2,000	$2,009

		58,890

	SHARES
PREFERRED SECURITIES 0.2%
DG Funding Trust
0.685% due 04/01/2026	640	4,861
SLM Corp.
3.496% due 04/01/2026	20,000	426

		5,287

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 9.4%
Fannie Mae
0.350% due 01/25/2021	$42	42
0.370% due 03/25/2034	166	164
0.450% due 10/27/2037	800	795
0.550% due 03/25/2036	109	109
0.680% due 11/25/2040	14,842	14,837
0.700% due 11/25/2040	14,861	14,865
0.750% due 10/25/2040 - 12/25/2040	28,446	28,509
1.518% due 06/01/2043	165	164
2.142% due 12/01/2034	713	739
2.325% due 01/01/2023	51	53
2.415% due 11/01/2022	15	16
2.476% due 08/01/2023	125	131
2.482% due 04/01/2032	52	53
2.590% due 06/01/2035	1,364	1,433
2.639% due 08/01/2036	378	399
2.686% due 11/01/2034	4,259	4,490
2.758% due 12/01/2030	16	17
4.000% due 12/01/2040 - 03/01/2041	62,978	61,933
5.370% due 12/01/2015	2,553	2,758
6.000% due 04/25/2043 - 07/25/2044	2,817	3,114
Freddie Mac
0.220% due 05/04/2011 (g)	279	279
0.363% due 04/01/2011	3,187	3,187
0.605% due 12/15/2030	208	208
0.655% due 11/15/2016 - 03/15/2017	46	46
0.735% due 10/15/2040	10,279	10,293
0.855% due 12/15/2037	9,186	9,232
1.161% due 10/15/2040	17,767	17,677
1.513% due 10/25/2044	4,858	4,794
1.518% due 02/25/2045	354	345
2.485% due 06/01/2022	118	119
3.002% due 09/01/2035	229	240
4.500% due 07/15/2023	228	237
6.000% due 12/01/2033	1,602	1,746
6.500% due 11/15/2023	209	224
9.050% due 06/15/2019	2	3
Ginnie Mae
2.125% due 11/20/2021 - 11/20/2030	196	202
2.625% due 07/20/2022 - 08/20/2027	431	445
3.375% due 05/20/2022 - 05/20/2030	718	747
6.000% due 08/20/2034	10,995	11,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCUA Guaranteed Notes
0.729% due 11/05/2020	$77,745	$77,660
0.819% due 12/08/2020	29,147	29,291

Small Business Administration
5.110% due 04/01/2025	177	187
6.344% due 08/01/2011	58	59

		303,805

Total United States (Cost $1,068,447)		1,086,796

SHORT-TERM INSTRUMENTS 4.3%

CERTIFICATES OF DEPOSIT 1.1%

Banco Do Brasil S.A.
0.000% due 02/15/2012	$18,900	19,042

Itau Unibanco S.A.
1.350% due 07/19/2011	15,450	15,387

		34,429

COMMERCIAL PAPER 0.5%

Vodafone Group PLC
0.880% due 01/19/2012	15,500	15,415

REPURCHASE AGREEMENTS 0.0%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	1,000	1,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $1,024. Repurchase proceeds are $1,000.)
0.140% due 04/01/2011	500	500
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $510. Repurchase proceeds are $500.)

		1,500

U.S. TREASURY BILLS 1.6%
0.155% due 06/09/2011 - 09/22/2011 (c)(e)(g)	49,951	49,921

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 1.1%
	3,622,338	36,289

Total Short-Term Instruments (Cost $137,123)		137,554

Total Investments 95.0% (Cost $2,958,512)		$3,054,294

Written Options (i) (0.3%) (Premiums $9,666)		(10,738)

Other Assets and Liabilities (Net) 5.3%		172,104

Net Assets 100.0%		$3,215,660

See Accompanying Notes	Annual Report	March 31, 2011	161

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $27,003 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $14,847 at a weighted average interest rate of 0.277%. On March 31, 2011, securities valued at $3,959 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $18,294 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euroyen June Futures	Long	06/2011	6,690	$354
90-Day Euribor December Futures	Long	12/2011	4,043	(5,492)
90-Day Euribor June Futures	Long	06/2011	2,804	(1,099)
90-Day Euribor September Futures	Long	09/2011	5,467	(5,222)
90-Day Eurodollar September Futures	Long	09/2011	880	55
Euro-Bobl June Futures	Long	06/2011	309	(371)
Euro-Bund 10-Year Bond June Futures	Long	06/2011	210	(32)
Japan Government 10-Year Bond June Futures	Long	06/2011	22	203
U.S. Treasury 10-Year Note June Futures	Long	06/2011	26	(16)

				$(11,620)

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Agrium, Inc.	MLP	(1.250%	)	03/20/2019	1.055%	$	5,000	$(70)	$0	$(70)
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	0.521%		1,000	(16)	0	(16)
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.354%		2,000	(12)	0	(12)
Avnet, Inc.	UBS	(1.530%	)	09/20/2016	1.593%		1,700	4	0	4
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	0.421%		3,000	(98)	0	(98)
Brunswick Corp.	BOA	(4.100%	)	09/20/2013	1.226%		3,000	(214)	0	(214)
Burlington Northern Santa Fe LLC	BOA	(0.500%	)	06/20/2017	0.452%		2,669	(8)	0	(8)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.875%		5,000	81	0	81
Cardinal Health, Inc.	DUB	(0.610%	)	06/20/2017	0.875%		5,000	75	35	40
CNA Financial Corp.	BCLY	(1.390%	)	12/20/2014	1.234%		3,000	(18)	0	(18)
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	0.344%		3,600	(3)	0	(3)
Computer Sciences Corp.	BOA	(1.060%	)	03/20/2018	1.863%		5,300	257	0	257
Hanson Ltd.	BCLY	(1.000%	)	09/20/2016	1.446%		1,000	23	243	(220)
Hanson Ltd.	BCLY	(5.000%	)	09/20/2016	1.446%		1,000	(181)	485	(666)
HCP, Inc.	JPM	(0.610%	)	09/20/2011	0.133%		1,000	(2)	0	(2)
HCP, Inc.	MSC	(2.030%	)	12/20/2013	0.470%		6,000	(257)	0	(257)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	1.515%		2,700	35	0	35
International Lease Finance Corp.	GSC	(5.000%	)	06/20/2013	2.342%		8,850	(517)	(419)	(98)
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	1.515%		2,900	39	0	39
International Lease Finance Corp.	MSC	(1.360%	)	06/20/2011	1.214%		1,000	(1)	49	(50)
International Lease Finance Corp.	MSC	(1.540%	)	12/20/2013	2.623%		1,000	27	133	(106)
Lennar Corp.	CITI	(6.000%	)	12/20/2011	1.026%		2,400	(91)	0	(91)
Lennar Corp.	MLP	(5.750%	)	12/20/2012	1.692%		700	(50)	0	(50)
Limited Brands, Inc.	BOA	(2.850%	)	09/20/2017	2.181%		4,000	(155)	548	(703)
Limited Brands, Inc.	BOA	(3.550%	)	09/20/2017	2.181%		1,000	(78)	98	(176)
Loews Corp.	JPM	(0.330%	)	03/20/2016	1.031%		1,150	38	0	38
Macy's Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	0.569%		4,000	(150)	0	(150)
Masco Corp.	MSC	(0.580%	)	09/20/2012	1.088%		1,000	7	0	7
National Grid PLC	BCLY	(0.208%	)	06/20/2011	0.128%		4,300	(1)	0	(1)
Newell Rubbermaid, Inc.	GSC	(0.780%	)	06/20/2013	0.578%		5,000	(24)	0	(24)
Pearson Dollar Finance PLC	BCLY	(0.610%	)	06/20/2013	0.295%		2,500	(18)	0	(18)
Reed Elsevier Capital, Inc.	MSC	(0.280%	)	06/20/2012	0.161%		1,200	(2)	0	(2)
Ryder System, Inc.	CITI	(1.160%	)	03/20/2013	0.492%		5,000	(68)	0	(68)
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.672%		6,000	(56)	198	(254)
Sealed Air Corp.	BOA	(1.135%	)	09/20/2013	0.672%		6,900	(81)	0	(81)
Sheraton Holding Corp.	DUB	(2.390%	)	12/20/2015	1.204%		5,000	(268)	231	(499)
Southwest Airlines Co.	BCLY	(0.640%	)	03/20/2017	1.530%		1,100	53	90	(37)
Southwest Airlines Co.	DUB	(0.420%	)	03/20/2012	0.343%		500	0	0	0
Spectra Energy Capital LLC	DUB	(0.860%	)	06/20/2018	0.766%		5,000	(32)	0	(32)
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.705%		1,400	10	0	10
Tyco International Ltd.	BOA	(1.120%	)	12/20/2019	0.698%		7,000	(227)	0	(227)
Union Pacific Corp.	BCLY	(0.600%	)	03/20/2016	0.374%		800	(8)	31	(39)

162	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Union Pacific Corp.	BOA	(1.000%	)	03/20/2016	0.380%	$	200	$(6)	$(3)	$(3)
Viacom, Inc.	JPM	(1.150%	)	06/20/2016	0.750%		6,400	(129)	0	(129)
WPP PLC	BCLY	(3.750%	)	06/20/2017	0.886%	GBP	2,425	(630)	0	(630)
WPP PLC	JPM	(3.750%	)	06/20/2017	0.886%		1,650	(429)	0	(429)

								$(3,251)	$1,719	$(4,970)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	1.595%	$	5,700	$339	$105	$234
Ally Financial, Inc.	DUB	5.000%	09/20/2012	1.457%		8,300	443	151	292
Australia Government Bond	BOA	1.000%	06/20/2015	0.427%		18,100	431	311	120
Australia Government Bond	DUB	1.000%	03/20/2016	0.505%		9,000	215	191	24
Australia Government Bond	RBS	1.000%	03/20/2016	0.505%		20,300	485	441	44
BP Capital Markets America, Inc.	BCLY	1.000%	12/20/2015	0.733%		6,000	74	(106)	180
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		300	7	(8)	15
Brazil Government International Bond	BCLY	1.000%	12/20/2011	0.346%		600	3	3	0
Brazil Government International Bond	BOA	1.000%	12/20/2011	0.346%		2,700	13	11	2
Brazil Government International Bond	DUB	1.000%	12/20/2011	0.346%		5,700	29	26	3
Brazil Government International Bond	RBS	1.000%	12/20/2011	0.346%		3,400	17	15	2
California State General Obligation Bonds, Series 2003	CITI	2.950%	12/20/2020	2.074%		6,300	392	0	392
California State General Obligation Bonds, Series 2003	CITI	2.760%	03/20/2021	2.079%		4,900	241	0	241
California State General Obligation Bonds, Series 2003	GSC	2.910%	12/20/2020	2.183%		3,300	169	0	169
California State General Obligation Bonds, Series 2003	MSC	2.900%	12/20/2020	2.074%		9,700	570	0	570
California State General Obligation Bonds, Series 2003	MSC	2.150%	03/20/2021	2.079%		8,000	48	0	48
China Government International Bond	CITI	1.000%	03/20/2016	0.677%		1,300	21	14	7
China Government International Bond	DUB	1.000%	12/20/2015	0.647%		18,000	293	395	(102)
China Government International Bond	DUB	1.000%	03/20/2016	0.677%		1,900	29	20	9
China Government International Bond	GSC	1.000%	12/20/2015	0.647%		900	15	20	(5)
China Government International Bond	MSC	1.000%	12/20/2015	0.647%		15,400	251	299	(48)
Connecticut State General Obligation Notes, Series 2007	MSC	1.630%	03/20/2021	1.329%		3,400	79	0	79
Ensco PLC	CSFB	1.000%	03/20/2014	0.623%		8,500	97	(63)	160
France Government Bond	BOA	0.250%	12/20/2015	0.693%		500	(10)	(12)	2
France Government Bond	CITI	0.250%	12/20/2015	0.693%		26,400	(528)	(694)	166
France Government Bond	CITI	0.250%	03/20/2016	0.724%		9,800	(219)	(401)	182
France Government Bond	DUB	0.250%	12/20/2015	0.693%		5,300	(106)	(129)	23
France Government Bond	GSC	0.250%	12/20/2015	0.693%		13,000	(260)	(320)	60
France Government Bond	HSBC	0.250%	12/20/2015	0.693%		11,700	(234)	(250)	16
France Government Bond	MSC	0.250%	12/20/2015	0.693%		2,800	(56)	(68)	12
France Government Bond	UBS	0.250%	12/20/2015	0.693%		8,900	(178)	(189)	11
Illinois State General Obligation Bonds, Series 2006	CITI	2.900%	03/20/2021	2.391%		4,700	166	0	166
Japan Government International Bond	CSFB	1.000%	03/20/2016	0.965%		14,800	29	(104)	133
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%		1,500	3	(14)	17
Japan Government International Bond	UBS	1.000%	03/20/2016	0.965%		1,300	3	(9)	12
Mexico Government International Bond	BCLY	1.000%	12/20/2011	0.347%		12,300	63	49	14
Mexico Government International Bond	BOA	1.000%	12/20/2011	0.347%		11,500	59	48	11
Pennsylvania State General Obligation Bonds, Series 2005	MSC	1.400%	03/20/2021	1.114%		7,900	175	0	175
Russia Government International Bond	CITI	1.000%	12/20/2011	0.294%		6,600	36	23	13
Russia Government International Bond	MLP	1.000%	12/20/2011	0.294%		12,500	68	45	23
Russia Government International Bond	MSC	1.000%	12/20/2011	0.294%		1,000	6	4	2
South Korea Government Bond	CITI	1.000%	12/20/2015	0.920%		8,800	35	96	(61)
South Korea Government Bond	DUB	1.000%	03/20/2016	0.956%		6,800	16	(19)	35
U.S. Treasury Notes	DUB	0.250%	12/20/2015	0.371%	EUR	28,300	(214)	(416)	202
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.450%	$	7,900	181	75	106
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.450%		8,700	198	65	133
United Kingdom Gilt	CSFB	1.000%	06/20/2015	0.450%		22,400	512	149	363
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		28,800	659	187	472
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.512%		500	11	11	0
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		19,200	431	432	(1)

							$5,107	$384	$4,723

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-15 5-Year Index	BNP	1.000%	12/20/2015	$	44,900	$337	$55	$282
MCDX-15 5-Year Index	CITI	1.000%	12/20/2015		7,600	(152)	(208)	56
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015		7,900	(157)	(213)	56
MCDX-15 5-Year Index	MSC	1.000%	12/20/2015		23,200	(462)	(821)	359
MCDX-15 10-Year Index	CITI	1.000%	12/20/2020		6,600	(328)	(363)	35

						$(762)	$(1,550)	$788

See Accompanying Notes	Annual Report	March 31, 2011	163

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month JPY-LIBOR less 0.353% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	03/15/2013	JPM	$ 77,040	JPY	6,394,320	$402	$47	$355
Floating rate equal to 3-Month JPY-LIBOR less 0.483% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/10/2016	JPM	11,220		920,000	270	(3)	273

							$672	$44	$628

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	21,500	$(47)	$0	$(47)
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		35,500	(76)	0	(76)
Pay	1-Year BRL-CDI	11.280%	01/02/2012	CSFB		164,500	(304)	0	(304)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC		149,400	(79)	109	(188)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		64,800	634	679	(45)
Pay	3-Month EUR-JPY-TIBOR	0.350%	03/21/2012	BCLY	JPY	110,700,000	(82)	(58)	(24)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BCLY	$	48,300	734	1,295	(561)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BNP		176,600	2,687	1,798	889
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	CITI		10,000	152	155	(3)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	GSC		1,500	23	44	(21)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HSBC		61,300	932	1,099	(167)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		99,300	1,511	2,279	(768)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		11,200	160	117	43
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		22,500	319	219	100
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		37,200	529	391	138
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		19,000	270	584	(314)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		7,500	106	227	(121)
Pay	6-Month EUR-EURIBOR	2.000%	06/15/2012	BNP	EUR	35,700	(57)	17	(74)
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB	JPY	11,220,000	2,111	2,054	57
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		2,860,000	539	499	40
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BOA		6,790,000	1,072	(269)	1,341
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UBS		2,390,000	377	(97)	474
Pay	28-Day MXN TIIE	6.590%	12/08/2015	MSC	MXN	218,700	(345)	(240)	(105)
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HSBC		49,700	(253)	(223)	(30)

							$10,913	$10,679	$234

(i)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$118.000	05/20/2011	218	$115	$(189)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	335	192	(79)
Put - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/21/2011	510	226	(441)
Put - CBOT U.S. Treasury 10-Year Note May Futures	119.500	04/21/2011	218	160	(255)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	907	393	(490)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	907	557	(178)

				$1,643	$(1,632)

164	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	99,700	$878	$(1,455)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,800	40	(99)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		176,300	1,396	(2,574)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		18,700	168	(239)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		40,400	411	(517)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		30,400	330	(389)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		26,000	270	(405)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,500	266	(314)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		28,600	271	(366)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		24,800	243	(387)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		28,900	320	(370)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		25,700	154	(3)

								$4,747	$(7,118)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC EUR versus USD	$	1.363	04/20/2011	EUR	57,100	$574	$(61)
Put - OTC EUR versus USD		1.383	05/04/2011		42,100	425	(227)
Put - OTC EUR versus USD		1.390	05/04/2011		31,600	328	(217)
Put - OTC EUR versus USD		1.400	05/04/2011		34,800	377	(327)
Call - OTC USD versus CLP	CLP	511.500	04/05/2011	$	19,400	288	0
Put - OTC USD versus JPY	JPY	76.500	04/20/2011		10,600	118	0
Call - OTC USD versus KRW	KRW	1,180.000	04/14/2011		25,000	179	0
Call - OTC USD versus MXN	MXN	12.800	04/12/2011		18,800	179	0

						$2,468	$(832)

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date		Notional Amount	Premium (7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	18,400	$97	$(154)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		9,300	48	(78)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		47,000	511	(829)

						$656	$(1,061)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$6,400	$82	$(39)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	7,100	70	(56)

						$152	$(95)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 03/31/2010	1,234	$506,900	AUD	0	EUR	11,000	GBP	38,700	$5,183
Sales	11,286	1,626,390		137,400		737,000		6,800	22,780
Closing Buys	(9,020)	(954,600)		(22,900)		(441,000)		0	(11,214)
Expirations	(405)	(264,090)		(114,500)		(141,400)		(45,500)	(5,677)
Exercised	0	(221,800)		0		0		0	(1,406)

Balance at 03/31/2011	3,095	$692,800	AUD	0	EUR	165,600	GBP	0	$9,666

(j)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
FMS Wertmanagement	1.012%	01/20/2014	01/13/2011	$27,061	$28,855	0.90%

See Accompanying Notes	Annual Report	March 31, 2011	165

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

(k)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	23,188	04/2011	BCLY	$1,153	$0	$1,153
Sell		3,507	04/2011	BCLY	0	(21)	(21)
Sell		3	04/2011	BNP	0	0	0
Buy		514	04/2011	BOA	11	0	11
Sell		7,561	04/2011	BOA	0	(84)	(84)
Sell		4,021	04/2011	CITI	0	(41)	(41)
Sell		31,427	04/2011	CSFB	0	(245)	(245)
Sell		11,999	04/2011	DUB	0	(642)	(642)
Sell		8,192	04/2011	HSBC	0	(40)	(40)
Buy		2,266	04/2011	RBS	114	0	114
Sell		3,954	04/2011	RBS	0	(39)	(39)
Buy		30,294	04/2011	UBS	0	(65)	(65)
Sell		34,094	04/2011	UBS	65	(48)	17
Buy	BRL	1,980	04/2011	BCLY	46	0	46
Sell		1,980	04/2011	CITI	0	(28)	(28)
Buy		1,980	06/2011	CITI	29	0	29
Buy	CAD	194	04/2011	BCLY	0	0	0
Sell		4,600	04/2011	MSC	0	(36)	(36)
Sell		4,300	05/2011	DUB	0	(31)	(31)
Sell		10,000	05/2011	GSC	0	(77)	(77)
Sell		1,883	05/2011	HSBC	0	(17)	(17)
Sell		7,535	05/2011	RBC	0	(71)	(71)
Sell		26,529	06/2011	BCLY	0	(134)	(134)
Sell		78,181	06/2011	BNP	0	(505)	(505)
Buy	CLP	31,472	06/2011	DUB	1	0	1
Buy	CNY	17,691	04/2011	BCLY	30	0	30
Sell		79,397	04/2011	CITI	0	(25)	(25)
Buy		9,134	04/2011	CSFB	15	0	15
Buy		5,842	04/2011	HSBC	9	0	9
Buy		7,012	04/2011	JPM	11	0	11
Buy		39,717	04/2011	MSC	66	0	66
Buy		60,529	06/2011	BCLY	228	0	228
Sell		82,669	06/2011	BCLY	0	(55)	(55)
Buy		35,403	06/2011	DUB	52	(13)	39
Buy		49,377	06/2011	HSBC	152	0	152
Buy		49,970	06/2011	JPM	65	0	65
Buy		125,854	06/2011	RBS	525	0	525
Buy		23,164	09/2011	BOA	86	0	86
Buy		22,802	09/2011	CITI	82	0	82
Buy		71,233	09/2011	HSBC	271	0	271
Buy		136,419	09/2011	JPM	547	0	547
Buy		21,737	11/2011	BCLY	13	(5)	8
Buy		12,780	11/2011	JPM	0	(13)	(13)
Buy		14,754	11/2011	RBS	3	0	3
Buy		25,039	09/2015	BCLY	35	0	35
Buy		8,289	09/2015	BOA	25	0	25
Buy		97,612	09/2015	CITI	51	0	51
Buy		23,610	09/2015	JPM	11	0	11
Buy		7,998	09/2015	MSC	27	0	27
Buy	DKK	22,090	05/2011	BNP	110	0	110
Buy		2,688	05/2011	BOA	14	0	14
Buy	EUR	295,745	04/2011	BCLY	1,301	0	1,301
Buy		1,881	04/2011	BNP	0	(2)	(2)
Sell		42,255	04/2011	BNP	3	(235)	(232)
Buy		13,073	04/2011	CITI	840	0	840
Buy		140	04/2011	DUB	6	0	6
Sell		287,655	04/2011	DUB	0	(10,074)	(10,074)
Buy		295,746	04/2011	GSC	1,124	0	1,124
Sell		287,655	04/2011	HSBC	0	(10,269)	(10,269)
Buy		295,745	04/2011	JPM	1,212	0	1,212
Buy		16,749	04/2011	RBS	952	0	952
Sell		282,526	04/2011	RBS	0	(11,200)	(11,200)
Buy		10,834	04/2011	UBS	102	0	102
Sell		295,745	05/2011	BCLY	0	(1,290)	(1,290)
Buy		1,354	05/2011	BNP	0	(4)	(4)
Sell		295,745	05/2011	GSC	0	(1,121)	(1,121)
Sell		295,745	05/2011	JPM	0	(1,200)	(1,200)
Sell	GBP	101,194	04/2011	BCLY	3,318	0	3,318
Buy		4,375	04/2011	BNP	0	(32)	(32)
Sell		109,627	04/2011	BNP	3,588	0	3,588
Buy		58,041	04/2011	CITI	0	(113)	(113)
Buy		2,041	04/2011	CSFB	6	0	6

166	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	GBP	44,943	04/2011	RBS	$43	$0	$43
Buy		3,272	04/2011	UBS	6	0	6
Sell		3,155	06/2011	BNP	23	0	23
Sell	IDR	26,000,000	04/2011	CITI	0	(3)	(3)
Buy		74,317,600	04/2011	JPM	456	0	456
Buy		33,620,120	07/2011	CITI	182	0	182
Sell		108,213,690	07/2011	CITI	0	(24)	(24)
Buy		30,077,980	07/2011	HSBC	222	0	222
Buy		9,995,000	07/2011	JPM	50	0	50
Buy		19,383,000	10/2011	DUB	91	0	91
Buy		40,919,580	10/2011	RBS	171	0	171
Buy		26,000,000	01/2012	CITI	8	0	8
Buy	INR	16,314	05/2011	BCLY	7	0	7
Buy		4,606	05/2011	JPM	3	0	3
Buy		456,957	08/2011	CITI	308	0	308
Buy		136,400	08/2011	DUB	81	0	81
Buy		352,200	08/2011	HSBC	184	0	184
Buy		116,923	08/2011	JPM	61	0	61
Buy		537,536	08/2011	RBS	247	0	247
Buy	JPY	384,237	04/2011	BCLY	0	(70)	(70)
Sell		521,298	04/2011	BCLY	116	0	116
Buy		652,787	04/2011	BNP	0	(72)	(72)
Sell		3,117,637	04/2011	BNP	106	0	106
Buy		100,000	04/2011	BOA	0	(20)	(20)
Sell		788,195	04/2011	BOA	0	(9)	(9)
Buy		796,646	04/2011	CITI	7	(211)	(204)
Sell		1,392,903	04/2011	CITI	148	0	148
Buy		293,599	04/2011	DUB	0	(186)	(186)
Buy		603,440	04/2011	JPM	0	(13)	(13)
Sell		2,655,421	04/2011	RBC	338	0	338
Buy		7,023,992	04/2011	RBS	0	(1,309)	(1,309)
Sell		7,545,927	04/2011	RBS	0	(108)	(108)
Buy	KRW	7,919,700	05/2011	BCLY	170	0	170
Sell		12,167,336	05/2011	BCLY	0	(128)	(128)
Buy		15,017,148	05/2011	CITI	356	0	356
Sell		4,714,152	05/2011	CITI	0	(18)	(18)
Buy		445,143	05/2011	GSC	13	0	13
Buy		1,042,000	05/2011	HSBC	20	0	20
Buy		29,237,344	05/2011	JPM	1,332	0	1,332
Sell		20,791,724	05/2011	JPM	0	(94)	(94)
Buy		2,089,000	05/2011	RBS	55	0	55
Sell		7,093,076	05/2011	RBS	0	(110)	(110)
Buy		9,761,000	08/2011	BCLY	234	0	234
Buy		9,079,718	08/2011	MSC	141	0	141
Buy		11,391,000	08/2011	RBS	107	0	107
Sell	MXN	89,924	07/2011	CITI	0	(58)	(58)
Buy		329,415	07/2011	DUB	548	0	548
Buy		128,021	07/2011	HSBC	273	0	273
Sell		175,531	07/2011	HSBC	0	(82)	(82)
Sell		67,081	07/2011	MSC	0	(36)	(36)
Buy		74,292	07/2011	UBS	194	0	194
Buy	MYR	2,630	08/2011	BCLY	13	0	13
Buy		8,700	08/2011	CITI	43	0	43
Buy		3,665	08/2011	HSBC	16	0	16
Buy		2,558	08/2011	JPM	11	0	11
Sell	NOK	20,223	04/2011	RBS	0	(39)	(39)
Buy		132,213	05/2011	BCLY	917	0	917
Buy		28,669	05/2011	CSFB	51	0	51
Buy		14,540	05/2011	UBS	35	0	35
Sell	NZD	21,421	04/2011	BCLY	0	(522)	(522)
Sell		20,206	04/2011	UBS	0	(180)	(180)
Buy	PHP	40,000	06/2011	BOA	0	(5)	(5)
Buy		638,130	06/2011	CITI	115	(30)	85
Buy		145,709	06/2011	DUB	38	0	38
Buy		109,468	06/2011	HSBC	23	0	23
Buy		149,686	06/2011	JPM	38	0	38
Buy		282,168	06/2011	MSC	96	0	96
Buy		128,674	06/2011	RBS	3	(20)	(17)
Sell	SEK	1,488	05/2011	BNP	0	(5)	(5)
Buy		1,000	05/2011	CITI	0	0	0
Buy	SGD	509	05/2011	CITI	4	0	4
Buy		500	09/2011	BCLY	6	0	6
Buy		1,100	09/2011	CITI	13	0	13
Buy		500	09/2011	DUB	5	0	5
Buy		1,481	09/2011	JPM	15	0	15

See Accompanying Notes	Annual Report	March 31, 2011	167

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	1,100	09/2011	RBS	$13	$0	$13
Buy	TWD	92,332	04/2011	BCLY	8	0	8
Sell		92,332	04/2011	BCLY	0	(3)	(3)
Buy		3,707	04/2011	DUB	0	0	0
Sell		3,707	04/2011	DUB	0	(2)	(2)
Buy		60,000	04/2011	GSC	5	0	5
Sell		60,000	04/2011	GSC	0	(5)	(5)
Buy		281,300	04/2011	HSBC	0	(217)	(217)
Sell		281,300	04/2011	HSBC	0	(24)	(24)
Buy		70,000	04/2011	JPM	6	0	6
Sell		70,000	04/2011	JPM	0	(6)	(6)
Buy		92,332	01/2012	BCLY	5	0	5
Buy		60,000	01/2012	GSC	7	0	7
Buy		70,000	01/2012	HSBC	8	0	8
Buy		70,000	01/2012	JPM	10	0	10

					$24,104	$(41,384)	$(17,280)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Andorra
Corporate Bonds & Notes	$0	$0	$5,504	$5,504
Australia
Bank Loan Obligations	0	6,661	0	6,661
Corporate Bonds & Notes	0	57,872	0	57,872
Mortgage-Backed Securities	0	16,793	0	16,793
Sovereign Issues	0	3,503	0	3,503
Brazil
Corporate Bonds & Notes	0	14,234	0	14,234
Canada
Asset-Backed Securities	0	20,640	0	20,640
Corporate Bonds & Notes	0	34,388	0	34,388
Sovereign Issues	0	127,552	0	127,552
Cayman Islands
Asset-Backed Securities	0	0	15,363	15,363
Corporate Bonds & Notes	0	24,923	0	24,923
Chile
Corporate Bonds & Notes	0	7,380	0	7,380
Denmark
Corporate Bonds & Notes	0	2,767	0	2,767
France
Asset-Backed Securities	0	205	0	205
Corporate Bonds & Notes	0	172,919	0	172,919
Sovereign Issues	0	140,869	0	140,869
Germany
Asset-Backed Securities	0	50	0	50
Bank Loan Obligations	0	11,124	0	11,124
Corporate Bonds & Notes	0	71,209	0	71,209
Sovereign Issues	0	191,019	0	191,019
India
Corporate Bonds & Notes	0	0	3,480	3,480
Ireland
Asset-Backed Securities	0	5,081	0	5,081
Mortgage-Backed Securities	0	6,122	0	6,122
Italy
Corporate Bonds & Notes	0	24,774	0	24,774
Mortgage-Backed Securities	0	42	0	42
Sovereign Issues	0	31,745	0	31,745
Japan
Sovereign Issues	0	46,783	0	46,783
Jersey, Channel Islands
Asset-Backed Securities	0	1,465	0	1,465
Corporate Bonds & Notes	0	6,983	0	6,983

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Luxembourg
Asset-Backed Securities	$0	$4,439	$3,841	$8,280
Corporate Bonds & Notes	0	21,384	0	21,384
Mexico
Corporate Bonds & Notes	0	423	0	423
Netherlands
Asset-Backed Securities	0	4,832	0	4,832
Corporate Bonds & Notes	0	132,943	0	132,943
Mortgage-Backed Securities	0	2,894	0	2,894
Sovereign Issues	0	13,264	0	13,264
New Zealand
Sovereign Issues	0	38,128	0	38,128
Norway
Corporate Bonds & Notes	0	22,908	0	22,908
Russia
Corporate Bonds & Notes	0	11,572	0	11,572
South Korea
Sovereign Issues	0	6,255	0	6,255
Spain
Sovereign Issues	0	0	51,597	51,597
Supranational
Corporate Bonds & Notes	0	24,825	0	24,825
Switzerland
Corporate Bonds & Notes	0	8,435	0	8,435
United Kingdom
Corporate Bonds & Notes	0	255,146	19,577	274,723
Mortgage-Backed Securities	0	64,433	0	64,433
Sovereign Issues	0	91,598	0	91,598
United States
Asset-Backed Securities	0	45,358	0	45,358
Bank Loan Obligations	0	23,096	0	23,096
Corporate Bonds & Notes	0	406,814	0	406,814
Mortgage-Backed Securities	0	243,546	0	243,546
Municipal Bonds & Notes	0	58,890	0	58,890
Preferred Securities	426	0	4,861	5,287
U.S. Government Agencies	0	196,854	106,951	303,805
Short-Term Instruments
Certificates of Deposit	0	34,429	0	34,429
Commercial Paper	0	15,415	0	15,415
Repurchase Agreements	0	1,500	0	1,500
U.S. Treasury Bills	0	49,921	0	49,921
PIMCO Short-Term Floating NAV Portfolio	36,289	0	0	36,289
	$36,715	$2,806,405	$211,174	$3,054,294

168	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$6,239	$0	$6,239
Foreign Exchange Contracts	0	24,732	0	24,732
Interest Rate Contracts	612	3,082	0	3,694
	$612	$34,053	$0	$34,665

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(5,698)	$0	$(5,698)
Foreign Exchange Contracts	0	(42,216)	0	(42,216)
Interest Rate Contracts	(12,232)	(11,573)	(1,181)	(24,986)
	$(12,232)	$(59,487)	$(1,181)	$(72,900)

Totals	$25,095	$2,780,971	$209,993	$3,016,059

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Andorra
Corporate Bonds & Notes	$0	$5,259	$0	$11	$0	$234	$0	$0	$5,504	$234
Canada
Corporate Bonds & Notes	2,888	0	0	114	0	82	0	(3,084)	0	0
Cayman Islands
Asset-Backed Securities	0	16,057	(703)	16	27	(34)	0	0	15,363	(34)
India
Corporate Bonds & Notes	0	3,500	0	0	0	(20)	0	0	3,480	(20)
Jersey, Channel Islands
Asset-Backed Securities	1,902	101	(587)	(1)	(6)	56	0	(1,465)	0	0
Luxembourg
Asset-Backed Securities	0	3,730	0	2	0	109	0	0	3,841	109
Spain
Sovereign Issues	0	51,700	0	0	0	(103)	0	0	51,597	(103)
United Kingdom
Corporate Bonds & Notes	430	0	0	0	0	52	19,577	(482)	19,577	0
United States
Preferred Securities	5,216	0	0	0	0	(355)	0	0	4,861	(355)
U.S. Government Agencies	0	109,500	(2,609)	0	0	60	0	0	106,951	60

	$10,436	$189,847	$(3,899)	$142	$21	$81	$19,577	$(5,031)	$211,174	$(109)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(808)	$0	$0	$(373)	$0	$0	$(1,181)	$(373)

Totals	$10,436	$189,847	$(4,707)	$142	$21	$(292)	$19,577	$(5,031)	$209,993	$(482)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable(2)	$0	$0	$0	$0	$77	$77
Unrealized appreciation on foreign currency contracts	0	0	0	24,104	0	24,104
Unrealized appreciation on swap agreements	0	6,239	0	628	3,082	9,949

	$0	$6,239	$0	$24,732	$3,159	$34,130

See Accompanying Notes	Annual Report	March 31, 2011	169

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Written options outstanding	$0	$0	$0	$832	$9,906	$10,738
Variation margin payable(2)	0	0	0	0	371	371
Unrealized depreciation on foreign currency contracts	0	0	0	41,384	0	41,384
Unrealized depreciation on swap agreements	0	5,698	0	0	2,848	8,546

	$0	$5,698	$0	$42,216	$13,125	$61,039

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(221)	$(3)	$(224)
Net realized gain on futures contracts, written options and swaps	0	982	0	5,682	29,134	35,798
Net realized (loss) on foreign currency transactions	0	0	0	(125,250)	0	(125,250)

	$0	$982	$0	$(119,789)	$29,131	$(89,676)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$1	$1
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	6,411	0	1,732	(23,271)	(15,128)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(29,966)	0	(29,966)

	$0	$6,411	$0	$(28,234)	$(23,270)	$(45,093)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(11,620) as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$5,124	$(4,720)	$404
BNP	5,942	(6,300)	(358)
BOA	(485)	391	(94)
CITI	1,369	(970)	399
CSFB	2,618	(2,350)	268
DUB	(9,653)	7,005	(2,648)
GSC	(627)	820	193
HSBC	(9,322)	7,355	(1,967)
JPM	2,129	(1,390)	739
MLP	(13)	(10)	(23)
MSC	1,509	(1,680)	(171)
RBC	267	0	267
RBS	(12,659)	10,654	(2,005)
UBS	94	0	94

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

170	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage Strategy Bond Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Macquarie Bank Ltd.
6.625% due 04/07/2021 (a)		$15,800	$15,769

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		2,900	2,841

			18,610

SOVEREIGN ISSUES 0.0%

New South Wales Treasury Corp.
6.000% due 05/01/2012	AUD	200	209

Total Australia (Cost $18,808)			18,819

BAHRAIN 0.1%

SOVEREIGN ISSUES 0.1%

Bahrain Government International Bond
5.500% due 03/31/2020		$4,000	3,823

Total Bahrain (Cost $3,920)			3,823

BERMUDA 0.6%

CORPORATE BONDS & NOTES 0.6%

Noble Group Ltd.
6.625% due 08/05/2020		$200	206
6.750% due 01/29/2020		11,700	12,559

Qtel International Finance Ltd.
3.375% due 10/14/2016		1,000	968
4.750% due 02/16/2021		1,000	936
6.500% due 06/10/2014		1,000	1,097
7.875% due 06/10/2019		450	528

Total Bermuda (Cost $16,005)			16,294

BRAZIL 5.0%

CORPORATE BONDS & NOTES 1.6%

Banco do Brasil S.A.
3.007% due 07/02/2014		$3,000	3,028
4.500% due 01/22/2015		1,600	1,675

Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		500	491

Banco Santander Brasil S.A.
2.409% due 03/18/2014		4,500	4,516
4.500% due 04/06/2015		1,000	1,021

CSN Islands XI Corp.
6.875% due 09/21/2019		200	223

CSN Resources S.A.
6.500% due 07/21/2020		7,400	7,918

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020		2,994	3,263

GTL Trade Finance, Inc.
7.250% due 10/20/2017		3,900	4,407

Petrobras International Finance Co.
7.875% due 03/15/2019		11,250	13,252
8.375% due 12/10/2018		2,800	3,387

Vale Overseas Ltd.
6.250% due 01/11/2016		30	33
6.875% due 11/21/2036		630	672
6.875% due 11/10/2039		800	859

			44,745

SOVEREIGN ISSUES 3.4%

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	69,497	41,925
10.000% due 01/01/2017		92,156	50,064

			91,989

Total Brazil (Cost $128,473)			136,734

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 8.1%

ASSET-BACKED SECURITIES 0.2%

Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	5,794	$5,987

CORPORATE BONDS & NOTES 1.3%

Bank of Nova Scotia
1.650% due 10/29/2015		$7,600	7,290

Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		27,000	27,470

TransCanada Pipelines Ltd.
7.625% due 01/15/2039		310	385

			35,145

SOVEREIGN ISSUES 6.6%

Canada Government International Bond
1.500% due 06/01/2012	CAD	74,900	77,287
1.500% due 12/01/2012		36,400	37,415
2.000% due 12/01/2014		20,200	20,536
3.000% due 12/01/2036 (c)		8,806	12,850
4.250% due 06/01/2018		30,800	34,146

			182,234

Total Canada (Cost $216,689)			223,366

CAYMAN ISLANDS 1.1%

CORPORATE BONDS & NOTES 1.1%

Hutchison Whampoa International Ltd.
7.625% due 04/09/2019		$4,060	4,869

IPIC GMTN Ltd.
3.125% due 11/15/2015		2,500	2,442
5.000% due 11/15/2020		8,400	8,179

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		11,350	12,017

QNB Finance Ltd.
3.125% due 11/16/2015		1,500	1,470

Total Cayman Islands (Cost $28,687)			28,977

CHILE 0.2%

CORPORATE BONDS & NOTES 0.2%

Banco Santander Chile
1.553% due 04/20/2012		$1,000	1,000
3.750% due 09/22/2015		5,600	5,589

Codelco, Inc.
7.500% due 01/15/2019		40	48

Total Chile (Cost $6,627)			6,637

COLOMBIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol S.A.
7.625% due 07/23/2019		$1,800	2,083

Total Colombia (Cost $2,097)			2,083

DENMARK 0.5%

CORPORATE BONDS & NOTES 0.5%

BRFkredit A/S
2.050% due 04/15/2013		$3,600	3,667

Danske Bank A/S
4.500% due 07/01/2017	EUR	5,800	8,599

DONG Energy A/S
3.500% due 06/29/2012		400	575

Total Denmark (Cost $12,688)			12,841

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT 0.2%

BANK LOAN OBLIGATIONS 0.1%

Petroleum Export Ltd.
3.309% due 12/07/2012		$3,350	$3,341

CORPORATE BONDS & NOTES 0.1%

Nile Finance Ltd.
5.250% due 08/05/2015		1,500	1,448

Total Egypt (Cost $4,810)			4,789

FINLAND 0.0%

CORPORATE BONDS & NOTES 0.0%

Nokia OYJ
5.375% due 05/15/2019		$1,150	1,175

Total Finland (Cost $1,175)			1,175

FRANCE 2.6%

CORPORATE BONDS & NOTES 1.9%

Banques Populaires Covered Bond
3.875% due 06/05/2014	EUR	2,400	3,485

BNP Paribas
0.509% due 12/09/2016		$1,200	1,182

BNP Paribas Home Loan Covered Bonds S.A.
2.875% due 05/22/2012	EUR	200	286
3.000% due 07/23/2013		550	784
4.500% due 05/30/2014		450	665
4.750% due 05/28/2013		50	74

BPCE S.A.
2.060% due 02/07/2014		$13,900	14,015
2.375% due 10/04/2013		10,900	10,900
4.625% due 07/29/2049	EUR	200	248
5.250% due 07/29/2049		100	130

Caisse Refinancement de l'Habitat
4.500% due 10/25/2017		2,500	3,685

Carrefour S.A.
5.375% due 06/12/2015		50	76

CIF Euromortgage
3.250% due 10/20/2015		800	1,121
4.125% due 12/19/2014		700	1,022

CM-CIC Covered Bonds
3.125% due 01/21/2015		5,100	7,168
4.750% due 07/17/2012		2,000	2,931

Credit Agricole S.A.
1.753% due 01/21/2014		$3,000	3,048
5.136% due 12/29/2049	GBP	200	279
7.589% due 01/29/2049		200	309

Dexia Credit Local S.A.
0.959% due 09/23/2011		$1,000	1,002

EDF S.A.
6.950% due 01/26/2039		22	26

GDF Suez
6.875% due 01/24/2019	EUR	45	76

Societe Generale
5.125% due 12/19/2013		50	74

			52,586

SOVEREIGN ISSUES 0.7%

France Government Bond
1.800% due 07/25/2040 (c)		247	362
3.500% due 04/25/2015		3,600	5,262
4.000% due 10/25/2014		1,700	2,532

France Government Inflation Linked Bond
2.250% due 07/25/2020		2,341	3,608
3.150% due 07/25/2032		189	337

See Accompanying Notes	Annual Report	March 31, 2011	171

Schedule of Investments PIMCO Global Advantage Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Financement de l'Economie Francaise
2.375% due 03/10/2012	EUR	590	$844
3.000% due 04/07/2014		1,545	2,214
3.375% due 05/05/2014		$2,980	3,129

			18,288

Total France (Cost $70,347)			70,874

GERMANY 8.7%

BANK LOAN OBLIGATIONS 0.1%

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	1,000	1,426

CORPORATE BONDS & NOTES 0.1%

Berlin-Hannoversche Hypothekenbank AG
3.500% due 02/22/2013		27	39

Grohe Holding GmbH
3.873% due 01/15/2014		1,000	1,419

Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014		1,300	1,946

Muenchener Hypothekenbank eG
5.000% due 01/16/2012		75	109

			3,513

SOVEREIGN ISSUES 8.5%

Republic of Germany
1.750% due 04/15/2020 (c)		844	1,278
2.250% due 04/10/2015		24,900	35,073
3.250% due 07/04/2015		10,300	15,053
3.250% due 01/04/2020		46,268	65,556
3.500% due 07/04/2019		375	542
3.750% due 01/04/2015		38,400	57,162
3.750% due 01/04/2019		3,950	5,823
4.250% due 01/04/2014		15,800	23,709
4.250% due 07/04/2018		19,200	29,246

			233,442

Total Germany (Cost $236,559)			238,381

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		$5,000	4,749

Total Hong Kong (Cost $4,974)			4,749

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

Bank of India
4.750% due 09/30/2015		$1,800	1,830

ICICI Bank Ltd.
5.000% due 01/15/2016		1,500	1,523
5.750% due 11/16/2020		200	199

Indian Oil Corp. Ltd.
4.750% due 01/22/2015		1,700	1,761

Reliance Holdings USA, Inc.
4.500% due 10/19/2020		500	471

State Bank of India
4.500% due 07/27/2015		1,000	1,020

Total India (Cost $6,890)			6,804

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Majapahit Holding BV
7.250% due 06/28/2017		$1,000	1,098
7.750% due 01/20/2020		2,000	2,260

Total Indonesia (Cost $3,513)			3,358

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.3%

ASSET-BACKED SECURITIES 0.1%

Aquilae CLO PLC
1.469% due 01/17/2023	EUR	1,893	$2,427

CORPORATE BONDS & NOTES 0.2%

RZD Capital Ltd.
5.739% due 04/03/2017		$5,625	5,884

Total Ireland (Cost $8,121)			8,311

ITALY 0.2%

CORPORATE BONDS & NOTES 0.2%

Intesa Sanpaolo SpA
6.500% due 02/24/2021		$5,000	5,250

Total Italy (Cost $5,250)			5,250

JAPAN 2.9%

CORPORATE BONDS & NOTES 0.3%

Sumitomo Mitsui Banking Corp.
1.950% due 01/14/2014		$7,100	7,030

SOVEREIGN ISSUES 2.6%

Japan Government International Bond
0.900% due 03/20/2014	JPY	792,000	9,693
1.500% due 09/20/2018		154,000	1,936
1.700% due 03/20/2017		1,550,000	19,804

Japan Government International CPI Linked Bond
1.200% due 12/10/2017		1,383,200	16,839
1.400% due 06/10/2018		1,995,490	24,353

			72,625

Total Japan (Cost $71,039)			79,655

MALAYSIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Axiata SPV1 Labuan Ltd.
5.375% due 04/28/2020		$500	512

Total Malaysia (Cost $515)			512

MEXICO 3.6%

CORPORATE BONDS & NOTES 0.5%

America Movil S.A.B. de C.V.
6.125% due 03/30/2040		$500	525
6.375% due 03/01/2035		1,100	1,191

BBVA Bancomer S.A.
7.250% due 04/22/2020		500	506

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020		700	782

Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019		700	787

Pemex Project Funding Master Trust
5.750% due 03/01/2018		30	32
6.625% due 06/15/2035		250	252

Petroleos Mexicanos
6.000% due 03/05/2020		4,100	4,373
8.000% due 05/03/2019		5,370	6,476

			14,924

SOVEREIGN ISSUES 3.1%

Mexico Government International Bond
6.000% due 06/18/2015	MXN	132,029	10,806
7.500% due 06/21/2012		229,167	19,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 12/14/2017	MXN	96,463	$8,391
8.000% due 12/17/2015		2,500	219
8.500% due 12/13/2018		231,172	20,843
9.000% due 12/22/2011		2,300	200
9.000% due 12/20/2012		266,888	23,755

			84,111

Total Mexico (Cost $90,488)			99,035

NETHERLANDS 2.6%

CORPORATE BONDS & NOTES 2.5%

ABN AMRO Bank NV
3.250% due 01/18/2013	EUR	3,150	4,515
3.250% due 09/21/2015		5,350	7,553

Achmea Hypotheekbank NV
3.200% due 11/03/2014		$2,300	2,381
4.250% due 02/26/2014	EUR	50	72

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		$300	392

Deutsche Telekom International Finance BV
6.000% due 01/20/2017	EUR	30	47

E.ON International Finance BV
5.750% due 05/07/2020		40	64

Fortis Bank Nederland NV
3.000% due 04/17/2012		300	431
3.375% due 05/19/2014		1,817	2,635

ING Bank NV
0.933% due 01/13/2012		$2,700	2,708
2.625% due 02/09/2012		750	763
3.000% due 09/30/2014	EUR	4,900	6,903
3.375% due 03/03/2014		1,930	2,794
3.900% due 03/19/2014		$4,600	4,917
4.250% due 03/19/2013	EUR	700	1,024
4.750% due 05/27/2019		100	149
5.250% due 06/05/2018		7,000	10,676

ING Groep NV
5.775% due 12/29/2049		$470	437

LeasePlan Corp. NV
3.000% due 05/07/2012		4,000	4,099

NIBC Bank NV
3.125% due 02/17/2012	EUR	1,350	1,937
3.500% due 04/07/2014		1,200	1,738

NXP BV
3.748% due 10/15/2013		200	283

RWE Finance BV
6.625% due 01/31/2019		50	83

SABIC Capital I BV
3.000% due 11/02/2015		$3,000	2,880

SNS Bank NV
2.875% due 01/30/2012	EUR	3,000	4,298
3.500% due 03/10/2014		2,150	3,127

Waha Aerospace BV
3.925% due 07/28/2020		$950	952

			67,858

MORTGAGE-BACKED SECURITIES 0.0%

EMF-NL
1.806% due 04/17/2041	EUR	600	684
1.906% due 10/17/2039		47	66
2.256% due 10/17/2041		200	206

Eurosail PLC
1.756% due 10/17/2040		391	513

			1,469

172	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Netherlands Government International Bond
2.750% due 01/15/2015	EUR	1,400	$2,001
3.250% due 07/15/2015		1,000	1,453

			3,454

Total Netherlands (Cost $71,798)			72,781

NEW ZEALAND 0.1%

CORPORATE BONDS & NOTES 0.1%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,300	1,418

Total New Zealand (Cost $1,378)			1,418

NORWAY 1.8%

CORPORATE BONDS & NOTES 1.8%

DnB NOR Bank ASA
5.875% due 06/20/2013	EUR	50	76

DnB NOR Boligkreditt
2.100% due 10/14/2016		$10,400	10,063
2.900% due 03/29/2016		12,300	12,224
3.375% due 01/20/2017	EUR	1,300	1,825
4.125% due 02/01/2013		7,950	11,620
4.625% due 07/03/2013		1,000	1,459

Sparebanken 1 Boligkreditt
5.000% due 09/10/2013		7,900	11,781

Total Norway (Cost $49,939)			49,048

POLAND 0.1%

SOVEREIGN ISSUES 0.1%

Poland Government International Bond
5.500% due 10/25/2019	PLN	450	152
5.750% due 09/23/2022		132	44
6.250% due 10/24/2015		5,680	2,046

Total Poland (Cost $2,171)			2,242

QATAR 1.0%

CORPORATE BONDS & NOTES 0.8%

Nakilat, Inc.
6.067% due 12/31/2033		$500	501

Qatari Diar Finance QSC
5.000% due 07/21/2020		5,900	5,844

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		10,139	10,570

Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.332% due 09/30/2027		1,000	1,037
6.750% due 09/30/2019		2,550	2,875

			20,827

SOVEREIGN ISSUES 0.2%

Qatar Government International Bond
5.250% due 01/20/2020		4,000	4,172
6.400% due 01/20/2040		2,400	2,538

			6,710

Total Qatar (Cost $27,227)			27,537

RUSSIA 3.7%

CORPORATE BONDS & NOTES 1.9%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$400	428
7.700% due 08/07/2013		4,500	5,041
8.700% due 08/07/2018		1,500	1,862

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		$16	$17

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		3,300	3,977
10.500% due 03/25/2014		8,550	10,307

Gazprom Via Gaz Capital S.A.
6.510% due 03/07/2022		9,700	10,355
8.146% due 04/11/2018		360	425
8.625% due 04/28/2034		675	836
9.250% due 04/23/2019		1,000	1,249

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		100	105
7.750% due 05/29/2018		300	337
9.000% due 06/11/2014		4,400	5,060

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		600	614
5.499% due 07/07/2015		500	527

TNK-BP Finance S.A.
6.625% due 03/20/2017		1,000	1,072
7.250% due 02/02/2020		1,700	1,878
7.500% due 07/18/2016		3,450	3,881
7.875% due 03/13/2018		2,800	3,220

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		600	612

			51,803

SOVEREIGN ISSUES 1.8%

Russia Government International Bond
7.500% due 03/31/2030		43,697	51,053

Total Russia (Cost $97,966)			102,856

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
6.875% due 05/27/2019		$3,100	3,615

Total South Africa (Cost $3,202)			3,615

SOUTH KOREA 1.3%

CORPORATE BONDS & NOTES 0.2%

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		$6,000	5,845

SOVEREIGN ISSUES 1.1%

Export-Import Bank of Korea
5.125% due 06/29/2020		6,500	6,574
5.875% due 01/14/2015		1,200	1,315
8.125% due 01/21/2014		6,300	7,224

Korea Development Bank
4.000% due 09/09/2016		2,300	2,327
8.000% due 01/23/2014		10,650	12,153

			29,593

Total South Korea (Cost $34,588)			35,438

SPAIN 0.2%

CORPORATE BONDS & NOTES 0.2%

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012		$5,000	4,955

Total Spain (Cost $5,000)			4,955

SUPRANATIONAL 0.0%

CORPORATE BONDS & NOTES 0.0%

European Union
3.125% due 04/03/2014	EUR	90	129

Total Supranational (Cost $122)			129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.9%

Nordea Bank AB
1.203% due 01/14/2014		$9,000	$9,094

Nordea Hypotek AB
4.250% due 02/06/2014	EUR	2,150	3,168

Stadshypotek AB
3.000% due 10/01/2014		300	425
3.750% due 12/12/2013		1,250	1,817

Svenska Handelsbanken AB
1.310% due 09/14/2012		$2,500	2,522

Swedbank AB
2.800% due 02/10/2012		600	611
2.900% due 01/14/2013		150	154

Swedbank Hypotek AB
3.625% due 10/05/2016	EUR	4,100	5,809

Total Sweden (Cost $22,977)			23,600

UNITED ARAB EMIRATES 0.0%

CORPORATE BONDS & NOTES 0.0%

Dolphin Energy Ltd.
5.888% due 06/15/2019		$923	987

Total United Arab Emirates (Cost $990)			987

UNITED KINGDOM 6.0%

CORPORATE BONDS & NOTES 3.2%

Abbey National Treasury Services PLC
2.500% due 03/18/2013	EUR	3,400	4,749

Bank of Scotland PLC
3.250% due 01/25/2013		3,300	4,700
4.750% due 01/26/2015		5,050	7,360

Barclays Bank PLC
0.509% due 09/11/2017		$600	574
4.000% due 01/20/2017	EUR	2,600	3,604
4.875% due 03/31/2013		600	875
5.926% due 09/29/2049		$600	564
6.750% due 05/22/2019		500	565

BAT International Finance PLC
5.875% due 03/12/2015	EUR	50	77

BP Capital Markets PLC
0.450% due 04/11/2011		$1,800	1,800
2.750% due 06/14/2011	CHF	200	219
3.125% due 03/10/2012		$1,200	1,227

British Sky Broadcasting Group PLC
9.500% due 11/15/2018		250	330

HBOS PLC
0.509% due 09/06/2017		4,500	3,825

HSBC Bank PLC
3.875% due 11/09/2011	EUR	50	72

HSBC Holdings PLC
3.625% due 06/29/2020		400	545

Lloyds TSB Bank PLC
4.375% due 01/12/2015		$100	102
4.875% due 01/21/2016		8,900	9,175
6.375% due 06/17/2016	EUR	4,200	6,349
12.000% due 12/29/2049		$3,500	4,102

Nationwide Building Society
1.392% due 12/22/2016	EUR	1,400	1,885
3.500% due 12/07/2015		5,000	6,976
3.875% due 12/05/2014		50	72
4.625% due 09/13/2012		1,900	2,761
5.500% due 07/18/2012		$4,800	5,036

Royal Bank of Scotland Group PLC
1.203% due 04/23/2012		2,700	2,723

See Accompanying Notes	Annual Report	March 31, 2011	173

Schedule of Investments PIMCO Global Advantage Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 05/11/2012		$600	$613
3.000% due 09/08/2016	EUR	5,000	6,825
4.625% due 09/22/2021		4,300	5,250

Santander UK PLC
1.247% due 10/10/2017		800	1,030
1.388% due 08/28/2017 (j)		2,900	3,773
7.375% due 09/29/2049	GBP	500	770

Vodafone Group PLC
6.250% due 01/15/2016	EUR	50	79

			88,607

MORTGAGE-BACKED SECURITIES 0.5%

Arran Residential Mortgages Funding PLC
2.491% due 05/16/2047		7,600	10,791

Granite Master Issuer PLC
1.067% due 12/20/2054		1,884	2,525

			13,316

SOVEREIGN ISSUES 2.3%

United Kingdom Gilt
2.750% due 01/22/2015	GBP	36,700	59,940
3.750% due 09/07/2019		50	82
4.000% due 09/07/2016		50	85
4.500% due 03/07/2019		1,750	3,015

			63,122

Total United Kingdom (Cost $164,355)			165,045

UNITED STATES 33.2%

ASSET-BACKED SECURITIES 0.0%

Mid-State Trust
8.330% due 04/01/2030		$488	504

SLM Student Loan Trust
1.803% due 04/25/2023		573	592

			1,096

BANK LOAN OBLIGATIONS 1.0%

American General Finance Corp.
7.250% due 04/21/2015		4,000	4,011

CIT Group, Inc.
6.250% due 08/11/2015		1,000	1,015

CommScope, Inc.
5.000% due 01/14/2018		1,000	1,008

Ford Motor Co.
3.010% due 12/15/2013		4,639	4,642

Graham Packaging Co. LP
6.000% due 09/23/2016		1,496	1,510

HCA, Inc.
1.557% due 11/17/2012		2,000	1,990
2.557% due 11/14/2013		3,000	2,990

Intelsat Ltd.
5.250% due 04/02/2018		4,000	4,032

International Lease Finance Corp.
6.750% due 03/17/2015		500	504
7.000% due 03/17/2016		1,000	1,008

Novelis, Inc.
4.000% due 12/17/2016		2,000	2,008

US Airways Group, Inc.
2.752% due 03/23/2014		600	549

Vodafone Group PLC
6.875% due 08/11/2015		1,035	1,046

			26,313

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 17.0%

Agilent Technologies, Inc.
5.000% due 07/15/2020		$3,500	$3,579

Ally Financial, Inc.
1.750% due 10/30/2012		10,900	11,080
5.375% due 06/06/2011		1,300	1,311
6.000% due 12/15/2011		600	615
6.250% due 12/01/2017		2,100	2,142
6.875% due 09/15/2011		2,400	2,448
7.500% due 09/15/2020		4,700	5,035
8.300% due 02/12/2015		400	440

Altria Group, Inc.
7.750% due 02/06/2014		1,500	1,722
9.250% due 08/06/2019		800	1,044
9.700% due 11/10/2018		5,700	7,497

American Express Bank FSB
0.378% due 05/29/2012		50	50
5.500% due 04/16/2013		3,500	3,754

American Express Credit Corp.
5.875% due 05/02/2013		300	324

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011		200	206

American International Group, Inc.
3.750% due 11/30/2013		2,000	2,040
5.050% due 10/01/2015		15,700	16,234
5.850% due 01/16/2018		42	44
8.250% due 08/15/2018		250	293

Anadarko Petroleum Corp.
5.750% due 06/15/2014		2,000	2,189
5.950% due 09/15/2016		400	435
7.625% due 03/15/2014		1,000	1,141

AT&T Corp.
8.000% due 11/15/2031		7	9

AT&T, Inc.
5.350% due 09/01/2040		228	205

Aviation Capital Group
7.125% due 10/15/2020		11,400	11,912

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	5,000	7,191
4.250% due 04/05/2017		2,405	3,376

Bank of America Corp.
0.810% due 09/11/2012		$1,500	1,498
4.000% due 03/28/2018	EUR	1,400	1,882
7.375% due 05/15/2014		$200	226

Bear Stearns Cos. LLC
6.950% due 08/10/2012		500	538
7.250% due 02/01/2018		10,400	12,115

Black & Decker Corp.
8.950% due 04/15/2014		50	59

Boston Scientific Corp.
4.500% due 01/15/2015		2,000	2,062

Buckeye Partners LP
4.875% due 02/01/2021		3,500	3,478

Capital One Financial Corp.
7.375% due 05/23/2014		500	574

CenterPoint Energy Resources Corp.
4.500% due 01/15/2021		6,900	6,769

CenturyLink, Inc.
6.150% due 09/15/2019		500	525

CIT Group, Inc.
5.250% due 04/01/2014		7,300	7,345
7.000% due 05/01/2013		3,725	3,805
7.000% due 05/01/2014		3,100	3,166

Citigroup Funding, Inc.
1.875% due 10/22/2012		10,900	11,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
1.164% due 02/15/2013		$4,000	$4,014
2.312% due 08/13/2013		9,500	9,786
5.500% due 04/11/2013		2,500	2,675
6.000% due 08/15/2017		5,400	5,867
6.125% due 05/15/2018		689	751
6.375% due 08/12/2014		100	111
6.500% due 08/19/2013		4,400	4,810
8.500% due 05/22/2019		5,200	6,418

Cleco Power LLC
6.000% due 12/01/2040		3,000	2,872

CMS Energy Corp.
4.250% due 09/30/2015		2,000	2,013

Comcast Corp.
5.700% due 07/01/2019		5,000	5,421

Continental Airlines Pass-Through Trust
6.000% due 01/12/2019		1,900	1,862

CSX Corp.
6.250% due 03/15/2018		50	57

CVS Pass-Through Trust
7.507% due 01/10/2032		2,742	3,154

Cytec Industries, Inc.
8.950% due 07/01/2017		250	305

DCP Midstream Operating LP
3.250% due 10/01/2015		4,300	4,211

DirecTV Holdings LLC
5.200% due 03/15/2020		3,500	3,607

DISH DBS Corp.
6.375% due 10/01/2011		1,900	1,943

Dow Chemical Co.
2.562% due 08/08/2011		2,550	2,569
5.900% due 02/15/2015		1,500	1,662
7.600% due 05/15/2014		2,000	2,311

Energy Transfer Partners LP
5.950% due 02/01/2015		1,750	1,918

Ford Motor Credit Co. LLC
8.000% due 06/01/2014		6,800	7,562
8.125% due 01/15/2020		2,000	2,292
8.700% due 10/01/2014		5,200	5,902
9.875% due 08/10/2011		1,200	1,234

General Electric Capital Corp.
0.570% due 09/15/2014		800	790
1.153% due 01/07/2014		21,570	21,764
2.625% due 12/28/2012		10,900	11,248
5.625% due 05/01/2018		40	43
5.875% due 01/14/2038		430	426
6.875% due 01/10/2039		200	224

Gerdau Holdings, Inc.
7.000% due 01/20/2020		8,600	9,568

Goldman Sachs Group, Inc.
0.759% due 03/22/2016		534	515
0.803% due 01/12/2015		200	198
5.375% due 02/15/2013	EUR	2,500	3,673
5.375% due 03/15/2020		$2,600	2,641
5.500% due 11/15/2014		200	218
5.950% due 01/18/2018		3,500	3,758
6.000% due 05/01/2014		1,500	1,647
6.150% due 04/01/2018		255	276
7.500% due 02/15/2019		5,000	5,809

Health Care Service Corp.
4.700% due 01/15/2021		4,800	4,820

HSBC Finance Corp.
0.522% due 08/09/2011		6,650	6,652
6.676% due 01/15/2021		15,600	16,198

International Lease Finance Corp.
5.300% due 05/01/2012		1,000	1,022
5.400% due 02/15/2012		300	306

174	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 05/01/2013		$1,000	$1,030
6.375% due 03/25/2013		5,300	5,512
6.750% due 09/01/2016		700	752

JPMorgan Chase & Co.
1.395% due 10/12/2015	EUR	800	1,066

JPMorgan Chase Bank N.A.
4.375% due 11/30/2021		3,700	5,100

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		$19	21
6.850% due 02/15/2020		400	458
6.950% due 01/15/2038		75	81
7.400% due 03/15/2031		200	225
9.000% due 02/01/2019		300	381

Lazard Group LLC
7.125% due 05/15/2015		3,000	3,294

Macy’s Retail Holdings, Inc.
5.750% due 07/15/2014		350	376

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		50	54

MeadWestvaco Corp.
7.375% due 09/01/2019		1,000	1,077

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		1,600	1,594
5.000% due 01/15/2015		200	212
6.150% due 04/25/2013		800	862
6.400% due 08/28/2017		4,250	4,633
6.875% due 04/25/2018		4,820	5,352
6.875% due 11/15/2018		14,354	16,055

Morgan Stanley
0.659% due 06/20/2012		100	101
0.753% due 10/18/2016		200	187
0.783% due 10/15/2015		44	42
1.395% due 04/13/2016	EUR	4,100	5,420
1.426% due 01/16/2017		4,000	5,249
6.625% due 04/01/2018		$200	220

NBC Universal Media LLC
5.150% due 04/30/2020		3,500	3,609

NGPL PipeCo LLC
6.514% due 12/15/2012		1,000	1,071
7.119% due 12/15/2017		1,800	2,011

Office Depot, Inc.
6.250% due 08/15/2013		3,000	3,105

Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,800	1,899

Pride International, Inc.
6.875% due 08/15/2020		3,500	3,986

Reed Elsevier Capital, Inc.
8.625% due 01/15/2019		250	317

Rockies Express Pipeline LLC
5.625% due 04/15/2020		400	398
6.250% due 07/15/2013		1,300	1,388

RR Donnelley & Sons Co.
8.600% due 08/15/2016		1,000	1,142

SLM Corp.
0.603% due 01/27/2014		896	850
5.375% due 01/15/2013		8,400	8,735
8.000% due 03/25/2020		2,000	2,184

Springleaf Finance Corp.
0.594% due 08/17/2011		5,400	5,298
5.200% due 12/15/2011		3,800	3,810
5.625% due 08/17/2011		1,100	1,107
5.900% due 09/15/2012		2,000	1,990

Sprint Capital Corp.
8.375% due 03/15/2012		1,800	1,908

Stone Street Trust
5.902% due 12/15/2015		13,000	13,559

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee Gas Pipeline Co.
8.000% due 02/01/2016		$300	$363

UBS Preferred Funding Trust V
6.243% due 05/29/2049		100	100

UIL Holdings Corp.
4.625% due 10/01/2020		4,100	3,900

Valero Energy Corp.
9.375% due 03/15/2019		50	64

Verizon Wireless Capital LLC
3.750% due 05/20/2011		500	502

Wachovia Bank N.A.
0.640% due 03/15/2016		1,200	1,129
0.690% due 11/03/2014		1,900	1,826

Wachovia Corp.
0.580% due 06/15/2017		64	61
0.673% due 10/15/2016		1,600	1,485

WEA Finance LLC
5.750% due 09/02/2015		500	548

Wells Fargo & Co.
0.504% due 10/28/2015		600	587

Wells Fargo Capital XIII
7.700% due 12/29/2049		100	104

Weyerhaeuser Co.
6.750% due 03/15/2012		9,150	9,620

WM Covered Bond Program
4.000% due 11/26/2016	EUR	2,100	2,968
4.375% due 05/19/2014		4,550	6,615

			466,178

MORTGAGE-BACKED SECURITIES 0.3%

Banc of America Large Loan, Inc.
5.640% due 02/17/2051		$2,800	2,978

Extended Stay America Trust
2.950% due 11/05/2027		2,583	2,540

Merrill Lynch Floating Trust
0.797% due 07/09/2021		2,350	2,235

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046		359	355

			8,108

MUNICIPAL BONDS & NOTES 3.9%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		11,200	11,221

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050		4,700	4,801

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020		2,600	2,804

California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		4,600	4,585

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042		1,600	1,590

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042		11,400	11,842
6.750% due 08/01/2049		6,900	7,266

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034		2,700	2,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	$7,500	$7,028

Missouri State Joint Municipal Electric Utility Commission Revenue Bonds, (BABs), Series 2009
6.890% due 01/01/2042	1,000	974

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,000	2,153

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	4,800	4,556

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.572% due 11/01/2038	1,500	1,455

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2011
5.000% due 02/01/2035	4,000	3,929

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.628% due 03/15/2039	6,500	6,372

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	6,400	6,131

Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
7.334% due 02/15/2028	16,500	17,077

Philadelphia, Pennsylvania School District General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,500	2,420

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	4,100	4,194

Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	2,200	2,312

Utah State Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	25	26

		105,567

	SHARES
PREFERRED SECURITIES 0.1%

GMAC Capital Trust I
8.125% due 06/15/2039	150,000	3,832

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 8.5%

Fannie Mae
0.000% due 06/01/2017	$7,000	5,710
0.680% due 11/25/2040	8,235	8,232
0.700% due 11/25/2040	8,246	8,248
2.375% due 07/28/2015	100	101
3.500% due 10/01/2040 - 04/01/2041	34,937	32,840
4.000% due 08/01/2040 - 01/01/2041	73,548	72,346
4.500% due 01/01/2039 - 04/01/2041	16,603	16,875
5.500% due 06/01/2037 - 12/01/2037	45,139	48,353

Federal Home Loan Bank
1.625% due 07/27/2011	2,100	2,111

Freddie Mac
0.240% due 08/05/2011	10,000	10,003
0.735% due 10/15/2040	16,247	16,273
5.000% due 07/15/2014	600	665

See Accompanying Notes	Annual Report	March 31, 2011	175

Schedule of Investments PIMCO Global Advantage Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCUA Guaranteed Notes
0.722% due 03/06/2020	$7,800	$7,796

Tennessee Valley Authority
0.000% due 04/15/2042 (b)	1,000	1,039
4.700% due 07/15/2033	1,200	1,181
5.250% due 09/15/2039	1,450	1,526

		233,299

U.S. TREASURY OBLIGATIONS 2.4%

Treasury Inflation Protected Securities (c)
1.250% due 07/15/2020	11,712	12,093
2.375% due 01/15/2025	1,869	2,100
2.375% due 01/15/2027	1,965	2,189
2.500% due 01/15/2029 (e)(g)	34,275	38,867
3.875% due 04/15/2029	8,840	11,841

		67,090

Total United States (Cost $903,862)		911,483

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$1,200	1,153

Total Virgin Islands (British) (Cost $1,143)		1,153

SHORT-TERM INSTRUMENTS 15.2%

CERTIFICATES OF DEPOSIT 1.3%

Banco Bradesco S.A.
1.955% due 01/24/2013	$4,000	4,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Do Brasil S.A.
0.000% due 11/15/2011	$7,400	$7,434

BNP Paribas
0.660% due 03/02/2012	5,600	5,607

Itau Unibanco S.A.
1.450% due 06/13/2011	7,000	6,983
1.350% due 07/19/2011	5,700	5,678
1.700% due 09/12/2011	6,800	6,758

		36,488

COMMERCIAL PAPER 0.1%

BMW U.S. Capital LLC
0.470% due 04/26/2011	3,800	3,799

REPURCHASE AGREEMENTS 0.7%

Banc of America Securities LLC
0.140% due 04/01/2011	16,000	16,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $16,323. Repurchase proceeds are $16,000.)

Credit Suisse Securities (USA) LLC
0.140% due 04/01/2011	1,500	1,500
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $1,530. Repurchase proceeds are $1,500.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2011		$167	$167
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $175. Repurchase proceeds are $167.)

			17,667

SHORT-TERM NOTES 0.2%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		2,400	2,352
2.596% due 12/29/2011		2,400	2,352

			4,704

JAPAN TREASURY BILLS 3.6%
0.108% due 04/25/2011	JPY	8,150,000	97,973

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 9.3%
		25,606,790	256,529

Total Short-Term Instruments (Cost $418,363)			417,160

Total Investments 101.6% (Cost $2,742,756)			$2,791,914

Written Options (i) (0.1%) (Premiums $2,345)			(3,939)

Other Assets and Liabilities (Net) (1.5%)			(39,638)

Net Assets 100.0%			$2,748,337

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $462 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $3,648 at a weighted average interest rate of -0.008%. On March 31, 2011, there was no collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $3,891 and cash of $1 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2011	26	$(40)
90-Day Euribor December Futures	Long	12/2012	31	(102)
90-Day Euribor September Futures	Long	09/2011	26	(34)
90-Day Eurodollar June Futures	Long	06/2012	225	(11)
90-Day Eurodollar March Futures	Long	03/2012	2,186	860
Canada Government 10-Year Bond June Futures	Long	06/2011	56	(79)
Euro-Bund 10-Year Bond June Futures	Long	06/2011	192	(217)
U.S. Treasury 10-Year Note June Futures	Long	06/2011	36	9
United Kingdom Government 10-Year Bond June Futures	Long	06/2011	331	619

				$1,005

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	CITI	(2.200%	)	06/20/2014	0.241%	$	50	$(3)	$0	$(3)
CenturyLink, Inc.	MSC	(1.000%	)	09/20/2019	1.738%		500	26	(6)	32
CSX Corp.	BCLY	(1.350%	)	03/20/2018	0.630%		50	(2)	0	(2)

176	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.697%	$	250	$10	$23	$(13)
Macy’s Retail Holdings, Inc.	BNP	(5.000%	)	09/20/2014	0.940%		350	(48)	(36)	(12)
Marsh & McLennan Cos., Inc.	BCLY	(0.760%	)	09/20/2015	0.934%		50	0	0	0
Office Depot, Inc.	GSC	(5.000%	)	09/20/2013	2.532%		3,000	(182)	19	(201)
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.519%		450	(56)	(42)	(14)
RR Donnelley & Sons Co.	GSC	(1.000%	)	09/20/2016	2.519%		550	41	69	(28)
Valero Energy Corp.	GSC	(2.700%	)	03/20/2019	1.547%		50	(4)	0	(4)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	2.072%		1,000	74	16	58

								$(144)	$43	$(187)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BNP	1.000%	03/20/2016	1.516%	$	3,400	$(80)	$(124)	$44
Alcoa, Inc.	GSC	1.000%	06/20/2016	1.594%		6,000	(170)	(173)	3
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.475%		4,400	24	(11)	35
ArcelorMittal	BNP	1.000%	03/20/2016	2.082%		3,400	(165)	(202)	37
Australia Government Bond	BCLY	1.000%	03/20/2016	0.505%		1,800	43	39	4
Australia Government Bond	BOA	1.000%	09/20/2015	0.456%		7,400	176	171	5
Banque Centrale de Tunisie S.A.	BCLY	1.000%	03/20/2016	1.715%		14,600	(475)	(568)	93
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2015	0.647%	EUR	900	19	(135)	154
BP Capital Markets America, Inc.	CSFB	5.000%	06/20/2015	0.655%	$	600	107	9	98
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.655%		1,200	214	37	177
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.696%		900	168	15	153
Brazil Government International Bond	BCLY	3.810%	02/20/2014	0.793%		40	4	0	4
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%		850	(3)	(8)	5
Brazil Government International Bond	DUB	1.000%	03/20/2021	1.511%		10,000	(414)	(446)	32
Brazil Government International Bond	DUB	1.000%	06/20/2021	1.522%		3,750	(162)	(166)	4
Brazil Government International Bond	HSBC	1.000%	12/20/2015	1.047%		5,000	(9)	12	(21)
Brazil Government International Bond	MSC	1.000%	03/20/2016	1.081%		5,100	(18)	(51)	33
China Government International Bond	CSFB	1.000%	03/20/2015	0.551%		7,000	124	76	48
Comcast Corp.	CITI	1.000%	12/20/2015	0.863%		3,000	19	16	3
Egypt Government International Bond	CITI	1.000%	06/20/2015	3.296%		2,100	(184)	(149)	(35)
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%		1,000	(104)	(122)	18
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%		4,300	(448)	(539)	91
Emirate of Abu Dhabi	CITI	1.000%	03/20/2016	1.067%		1,000	(3)	(1)	(2)
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	0.898%		1,200	5	(47)	52
Emirate of Abu Dhabi	JPM	1.000%	03/20/2016	1.067%		500	(1)	0	(1)
Emirate of Abu Dhabi	MSC	1.000%	12/20/2014	0.898%		2,000	8	(35)	43
Emirate of Abu Dhabi	MSC	1.000%	03/20/2016	1.067%		2,800	(8)	(8)	0
Emirate of Abu Dhabi	MSC	1.000%	06/20/2016	1.096%		1,000	(5)	(8)	3
Emirate of Abu Dhabi	RBS	1.000%	03/20/2016	1.067%		1,000	(2)	(1)	(1)
Emirate of Abu Dhabi	UBS	1.000%	03/20/2016	1.067%		500	(1)	0	(1)
France Government Bond	BOA	0.250%	06/20/2015	0.620%		2,200	(33)	(42)	9
France Government Bond	BOA	0.250%	12/20/2015	0.693%		20,900	(418)	(722)	304
Freeport-McMoRan Copper & Gold, Inc.	CITI	1.000%	03/20/2016	1.159%		3,400	(24)	(10)	(14)
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.128%		200	(1)	(12)	11
General Electric Capital Corp.	UBS	1.000%	12/20/2015	1.080%		10,600	(34)	(367)	333
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	1,000	2	0	2
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.965%	$	1,700	3	23	(20)
Japan Government International Bond	BNP	1.000%	09/20/2015	0.887%		6,400	34	38	(4)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		3,900	7	34	(27)
Japan Government International Bond	RBS	1.000%	03/20/2016	0.965%		2,800	6	41	(35)
Lincoln National Corp.	GSC	1.000%	03/20/2016	1.460%		3,600	(76)	(104)	28
MetLife, Inc.	CITI	1.000%	03/20/2016	1.487%		3,400	(76)	(73)	(3)
MetLife, Inc.	GSC	1.000%	06/20/2016	1.538%		6,000	(153)	(173)	20
Mexico Government International Bond	CITI	1.000%	12/20/2014	0.859%		60	0	(2)	2
Mexico Government International Bond	CITI	1.000%	03/20/2016	1.021%		850	(1)	(9)	8
Mexico Government International Bond	DUB	1.000%	06/20/2021	1.411%		10,000	(340)	(388)	48
Mexico Government International Bond	HSBC	1.000%	12/20/2015	0.991%		13,450	10	0	10
Mexico Government International Bond	JPM	1.000%	03/20/2016	1.021%		5,000	(4)	(53)	49
Mexico Government International Bond	MSC	1.000%	06/20/2021	1.411%		3,750	(128)	(139)	11
Petrobras International Finance Co.	JPM	1.000%	09/20/2011	0.493%		6,800	18	(25)	43
Prudential Financial, Inc.	BNP	1.000%	03/20/2016	1.341%		3,400	(53)	(60)	7
Qatar Government International Bond	CSFB	1.000%	03/20/2016	1.085%		600	(2)	0	(2)
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		3,000	(11)	(3)	(8)
Qatar Government International Bond	HSBC	1.000%	06/20/2016	1.106%		500	(3)	(4)	1
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		900	(3)	(1)	(2)
Qatar Government International Bond	MSC	1.000%	06/20/2016	1.106%		500	(2)	(3)	1
Qatar Government International Bond	RBS	1.000%	03/20/2016	1.085%		1,000	(4)	(1)	(3)
Republic of Germany	BOA	0.250%	06/20/2015	0.345%		2,200	(8)	(20)	12

See Accompanying Notes	Annual Report	March 31, 2011	177

Schedule of Investments PIMCO Global Advantage Strategy Bond Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Russia Government International Bond	BCLY	1.000%	09/20/2015	1.162%	$	3,400	$(22)	$(124)	$102
South Korea Government Bond	DUB	1.000%	09/20/2015	0.879%		300	2	(2)	4
Teck Resources Ltd.	CITI	1.000%	03/20/2016	1.112%		3,400	(17)	(10)	(7)
Texas State General Obligation Bonds, Series 2003	MSC	0.950%	03/20/2021	0.757%		7,200	109	0	109
U.S. Treasury Notes	BCLY	0.250%	12/20/2014	0.291%	EUR	2,400	(5)	(12)	7

							$(2,568)	$(4,642)	$2,074

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	15,500	$2,039	$2,030	$9
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		10,850	1,428	1,345	83
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		2,000	263	265	(2)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		4,500	631	607	24
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		29,700	223	183	40
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015		1,700	13	11	2

						$4,597	$4,441	$156

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM	BRL	5,300	$35	$11	$24
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		3,300	21	7	14
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		3,800	24	8	16
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC		8,200	87	29	58
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		33,100	307	149	158
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		100	2	0	2
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		600	10	2	8
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		50,100	890	402	488
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		33,700	599	278	321
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		9,500	93	46	47
Pay	1-Year BRL-CDI	11.940%	01/02/2012	GSC		19,500	229	20	209
Pay	1-Year BRL-CDI	11.970%	01/02/2012	HSBC		88,000	91	8	83
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		18,300	31	18	13
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		71,000	233	42	191
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		33,000	86	152	(66)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		61,700	543	186	357
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		54,000	(263)	42	(305)
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		33,400	(167)	22	(189)
Pay	1-Year BRL-CDI	12.310%	01/02/2014	MLP		46,700	36	275	(239)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	6,800	127	(6)	133
Pay	3-Month USD-LIBOR	2.500%	06/15/2016	BCLY	$	100	(1)	0	(1)
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	MSC		19,700	239	609	(370)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BNP		33,300	507	616	(109)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA		118,400	1,802	1,711	91
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		217,100	3,302	4,095	(793)
Pay	6-Month EUR-EURIBOR	2.000%	06/15/2012	BOA	EUR	42,000	(67)	(68)	1
Pay	6-Month EUR-EURIBOR	2.000%	06/15/2012	DUB		196,200	(313)	(318)	5
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC	MXN	38,479	58	(3)	61
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		49,880	77	0	77
Pay	28-Day MXN TIIE	6.590%	12/08/2015	CITI		621,000	(979)	(2)	(977)

							$7,639	$8,331	$(692)

178	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(i)	Written options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	12,000	$77	$(175)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,800	33	(70)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		11,700	70	(171)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,100	56	(133)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		138,900	1,071	(2,027)
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,800	36	(99)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		6,700	60	(86)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		12,100	115	(155)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	(13)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		13,800	143	(215)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		16,700	183	(214)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		17,800	166	(228)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		12,400	122	(193)
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	1,000	7	(1)

								$2,148	$(3,780)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011	$	4,000	$18	$(16)

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$10,300	$91	$(59)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	11,800	88	(84)

						$179	$(143)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	193	$568,300	EUR	1,000	$4,513
Sales	1,668	851,300		1,300	5,311
Closing Buys	(1,550)	(694,500)		(1,300)	(5,318)
Expirations	0	(30,200)		0	(200)
Exercised	(311)	(405,000)		0	(1,961)

Balance at 03/31/2011	0	$289,900	EUR	1,000	$2,345

(j)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.388%	08/28/2017	03/31/2011	$3,773	$3,773	0.14%

(k)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	04/01/2041	$27,000	$26,570	$(26,515)
Fannie Mae	5.500%	04/01/2041	17,000	18,062	(18,169)
Fannie Mae	5.500%	05/01/2041	21,000	22,377	(22,378)
Fannie Mae	6.000%	04/01/2041	32,000	34,702	(34,780)

				$101,711	$(101,842)

See Accompanying Notes	Annual Report	March 31, 2011	179

Schedule of Investments PIMCO Global Advantage Strategy Bond Fund (Cont.)

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	38,697	04/2011	RBS	$2,068	$0	$2,068
Sell		1,140	04/2011	UBS	0	(28)	(28)
Sell	BRL	82,556	04/2011	BCLY	0	(1,906)	(1,906)
Buy		71,981	04/2011	HSBC	1,012	0	1,012
Buy		10,575	04/2011	UBS	333	0	333
Buy		7,772	06/2011	HSBC	113	0	113
Sell		73,282	06/2011	HSBC	0	(1,059)	(1,059)
Buy		3,379	06/2011	UBS	45	0	45
Sell	CAD	3,054	04/2011	BNP	0	(18)	(18)
Buy		3,054	04/2011	CITI	40	0	40
Buy		6,347	06/2011	BNP	60	0	60
Sell		64,117	06/2011	BNP	0	(415)	(415)
Buy		4,783	06/2011	CITI	47	0	47
Buy		363	06/2011	CSFB	4	0	4
Sell	CHF	755	04/2011	BNP	0	(3)	(3)
Buy		755	04/2011	CITI	2	0	2
Buy		34,256	05/2011	BNP	804	(12)	792
Buy		1,337	05/2011	CITI	0	(25)	(25)
Sell		637	05/2011	UBS	0	(10)	(10)
Buy	CLP	998,791	06/2011	CITI	19	0	19
Buy	CNY	6,751	04/2011	DUB	31	0	31
Sell		37,285	04/2011	DUB	0	(28)	(28)
Buy		30,534	04/2011	JPM	54	0	54
Buy		30,761	06/2011	BCLY	90	0	90
Buy		7,516	06/2011	DUB	0	(15)	(15)
Buy		43,762	06/2011	HSBC	29	(16)	13
Buy		28,331	06/2011	RBS	86	0	86
Buy		33,890	09/2011	BOA	126	0	126
Buy		31,872	09/2011	CITI	115	0	115
Buy		62,322	09/2011	UBS	211	0	211
Buy		15,611	11/2011	BCLY	3	(11)	(8)
Buy		65,828	11/2011	CITI	16	0	16
Buy		66,882	11/2011	DUB	247	0	247
Buy		104,552	11/2011	HSBC	49	(5)	44
Buy		33,795	11/2011	JPM	0	(32)	(32)
Buy		33,024	11/2011	RBS	10	0	10
Buy		5,050	02/2012	BCLY	0	(5)	(5)
Buy		64,238	02/2012	DUB	87	0	87
Buy		80,663	02/2012	RBS	0	(72)	(72)
Buy		37,285	02/2013	DUB	0	(4)	(4)
Buy		100,000	09/2015	CITI	256	0	256
Buy		117,180	09/2015	DUB	339	0	339
Buy		28,920	09/2015	JPM	90	0	90
Buy	COP	20,031,000	04/2011	CITI	0	(285)	(285)
Sell		20,031,000	04/2011	CITI	0	(32)	(32)
Buy		744,400	09/2011	BCLY	0	0	0
Buy		22,524,750	09/2011	CITI	17	0	17
Buy	EUR	3,285	04/2011	BCLY	25	0	25
Buy		25,164	04/2011	BNP	189	0	189
Sell		14,291	04/2011	BNP	0	(283)	(283)
Buy		81,035	04/2011	CITI	3,274	(47)	3,227
Sell		1,117	04/2011	CITI	0	(64)	(64)
Sell		827	04/2011	DUB	0	(33)	(33)
Sell		1,095	04/2011	RBS	0	(53)	(53)
Buy		43,781	04/2011	UBS	3,009	0	3,009
Sell	GBP	1,736	04/2011	BNP	0	(11)	(11)
Buy		1,736	04/2011	CITI	5	0	5
Buy		3,404	06/2011	BNP	11	(32)	(21)
Buy		13,855	06/2011	CITI	0	(101)	(101)
Buy		11,197	06/2011	CSFB	0	(18)	(18)
Buy		55	06/2011	UBS	0	0	0
Buy	INR	1,981,966	08/2011	CITI	1,253	0	1,253
Buy		268,500	08/2011	DUB	159	0	159
Sell		939,563	08/2011	HSBC	0	(361)	(361)
Buy	JPY	922,793	04/2011	BNP	0	(214)	(214)
Sell		448,212	04/2011	BNP	49	0	49
Sell		8,150,000	04/2011	BOA	1,157	0	1,157
Buy		1,173,202	04/2011	CITI	0	(351)	(351)
Buy		13,067	04/2011	DUB	0	(8)	(8)
Buy		11,188,861	04/2011	RBS	161	0	161
Sell		46,098	04/2011	RBS	7	0	7

180	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	5,936,010	05/2011	BCLY	$81	$0	$81
Buy		38,000,300	05/2011	CITI	814	0	814
Buy		2,951,663	05/2011	GSC	85	0	85
Buy		6,912,000	05/2011	HSBC	133	0	133
Buy		33,296,430	05/2011	JPM	1,100	0	1,100
Buy		2,527,650	05/2011	MSC	50	0	50
Buy		13,860,000	05/2011	RBS	363	0	363
Buy	MXN	165,070	07/2011	CITI	189	0	189
Buy		7,937	07/2011	DUB	18	0	18
Sell		73,577	07/2011	DUB	0	(98)	(98)
Buy		442,885	07/2011	HSBC	750	0	750
Sell		39,701	07/2011	HSBC	0	(26)	(26)
Sell		46,211	07/2011	MSC	0	(31)	(31)
Buy	MYR	24,406	08/2011	BCLY	132	0	132
Buy		41,680	08/2011	CITI	221	0	221
Buy		14,362	08/2011	HSBC	57	0	57
Buy		7,100	08/2011	JPM	35	0	35
Buy	NOK	65,001	05/2011	BCLY	155	0	155
Buy	PEN	23,160	08/2011	MSC	0	(105)	(105)
Buy	PHP	118,448	06/2011	BCLY	13	(2)	11
Sell		14,355	06/2011	BCLY	0	(1)	(1)
Buy		40,000	06/2011	BOA	0	(5)	(5)
Buy		817,860	06/2011	CITI	199	(29)	170
Buy		144,190	06/2011	DUB	37	0	37
Buy		147,729	06/2011	HSBC	23	(1)	22
Buy		148,125	06/2011	JPM	38	0	38
Buy		94,081	06/2011	RBS	0	(19)	(19)
Buy	PLN	5,087	08/2011	BCLY	22	0	22
Buy		2,669	08/2011	CITI	0	0	0
Buy		43,517	08/2011	UBS	104	0	104
Buy	SEK	148,303	05/2011	BNP	450	0	450
Buy		5,717	05/2011	CITI	0	0	0
Sell		712	05/2011	UBS	0	(1)	(1)
Buy	SGD	2,048	05/2011	BNP	15	0	15
Buy		37,009	05/2011	CITI	62	0	62
Sell		3,426	05/2011	DUB	0	(18)	(18)
Sell		19,073	05/2011	RBS	0	(164)	(164)
Buy		12,400	06/2011	DUB	325	0	325
Buy		4,300	09/2011	BCLY	50	0	50
Buy		9,800	09/2011	CITI	114	0	114
Buy		4,700	09/2011	DUB	45	0	45
Buy		12,158	09/2011	JPM	125	0	125
Buy		10,000	09/2011	RBS	118	0	118
Buy	TWD	220,234	04/2011	BCLY	20	0	20
Sell		220,234	04/2011	BCLY	0	(8)	(8)
Buy		151,842	04/2011	BOA	174	0	174
Sell		151,842	04/2011	BOA	0	(13)	(13)
Buy		247,552	04/2011	CITI	21	0	21
Sell		247,552	04/2011	CITI	0	(24)	(24)
Buy		471,106	04/2011	DUB	288	0	288
Sell		471,106	04/2011	DUB	0	(39)	(39)
Buy		150,000	04/2011	GSC	13	0	13
Sell		150,000	04/2011	GSC	0	(13)	(13)
Buy		191,412	04/2011	HSBC	69	0	69
Sell		191,412	04/2011	HSBC	0	(22)	(22)
Buy		176,615	04/2011	JPM	153	0	153
Sell		176,615	04/2011	JPM	0	(45)	(45)
Buy		11,439	04/2011	RBS	1	0	1
Sell		11,439	04/2011	RBS	0	(14)	(14)
Buy		220,234	01/2012	BCLY	13	0	13
Buy		247,552	01/2012	CITI	28	0	28
Buy		150,000	01/2012	GSC	17	0	17
Buy		150,000	01/2012	HSBC	18	0	18
Buy		150,000	01/2012	JPM	22	0	22
Buy	ZAR	13,848	07/2011	BCLY	73	0	73
Buy		3,788	07/2011	HSBC	11	0	11
Buy		142,651	07/2011	JPM	0	(116)	(116)

					$22,546	$(6,351)	$16,195

See Accompanying Notes	Annual Report	March 31, 2011	181

Schedule of Investments PIMCO Global Advantage Strategy Bond Fund (Cont.)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$15,769	$2,841	$0	$18,610
Sovereign Issues	0	209	0	209
Bahrain
Sovereign Issues	0	3,823	0	3,823
Bermuda
Corporate Bonds & Notes	0	16,294	0	16,294
Brazil
Corporate Bonds & Notes	0	41,717	3,028	44,745
Sovereign Issues	0	91,989	0	91,989
Canada
Asset-Backed Securities	0	5,987	0	5,987
Corporate Bonds & Notes	0	35,145	0	35,145
Sovereign Issues	0	182,234	0	182,234
Cayman Islands
Corporate Bonds & Notes	0	28,977	0	28,977
Chile
Corporate Bonds & Notes	0	6,637	0	6,637
Colombia
Corporate Bonds & Notes	0	2,083	0	2,083
Denmark
Corporate Bonds & Notes	0	12,841	0	12,841
Egypt
Bank Loan Obligations	0	3,341	0	3,341
Corporate Bonds & Notes	0	1,448	0	1,448
Finland
Corporate Bonds & Notes	0	1,175	0	1,175
France
Corporate Bonds & Notes	0	52,586	0	52,586
Sovereign Issues	0	18,288	0	18,288
Germany
Bank Loan Obligations	0	1,426	0	1,426
Corporate Bonds & Notes	0	3,513	0	3,513
Sovereign Issues	0	233,442	0	233,442
Hong Kong
Corporate Bonds & Notes	0	4,749	0	4,749
India
Corporate Bonds & Notes	0	6,804	0	6,804
Indonesia
Corporate Bonds & Notes	0	3,358	0	3,358
Ireland
Asset-Backed Securities	0	0	2,427	2,427
Corporate Bonds & Notes	0	5,884	0	5,884
Italy
Corporate Bonds & Notes	0	5,250	0	5,250
Japan
Corporate Bonds & Notes	0	7,030	0	7,030
Sovereign Issues	0	72,625	0	72,625
Malaysia
Corporate Bonds & Notes	0	512	0	512
Mexico
Corporate Bonds & Notes	0	14,924	0	14,924
Sovereign Issues	0	84,111	0	84,111
Netherlands
Corporate Bonds & Notes	0	67,858	0	67,858
Mortgage-Backed Securities	0	1,469	0	1,469
Sovereign Issues	0	3,454	0	3,454
New Zealand
Corporate Bonds & Notes	0	1,418	0	1,418
Norway
Corporate Bonds & Notes	0	49,048	0	49,048

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Poland
Sovereign Issues	$0	$2,242	$0	$2,242
Qatar
Corporate Bonds & Notes	0	20,827	0	20,827
Sovereign Issues	0	6,710	0	6,710
Russia
Corporate Bonds & Notes	0	51,803	0	51,803
Sovereign Issues	0	51,053	0	51,053
South Africa
Sovereign Issues	0	3,615	0	3,615
South Korea
Corporate Bonds & Notes	0	5,845	0	5,845
Sovereign Issues	0	29,593	0	29,593
Spain
Corporate Bonds & Notes	0	4,955	0	4,955
Supranational
Corporate Bonds & Notes	0	129	0	129
Sweden
Corporate Bonds & Notes	0	23,600	0	23,600
United Arab Emirates
Corporate Bonds & Notes	0	987	0	987
United Kingdom
Corporate Bonds & Notes	0	88,607	0	88,607
Mortgage-Backed Securities	0	13,316	0	13,316
Sovereign Issues	0	63,122	0	63,122
United States
Asset-Backed Securities	0	1,096	0	1,096
Bank Loan Obligations	0	26,313	0	26,313
Corporate Bonds & Notes	0	464,316	1,862	466,178
Mortgage-Backed Securities	0	8,108	0	8,108
Municipal Bonds & Notes	0	105,567	0	105,567
Preferred Securities	0	3,832	0	3,832
U.S. Government Agencies	0	225,503	7,796	233,299
U.S. Treasury Obligations	0	67,090	0	67,090
Virgin Islands (British)
Corporate Bonds & Notes	0	1,153	0	1,153
Short-Term Instruments
Certificates of Deposit	0	36,488	0	36,488
Commercial Paper	0	3,799	0	3,799
Repurchase Agreements	0	17,667	0	17,667
Short-Term Notes	0	4,704	0	4,704
Japan Treasury Bills	0	97,973	0	97,973
PIMCO Short-Term Floating NAV Portfolio	256,529	0	0	256,529
	$272,298	$2,504,503	$15,113	$2,791,914

Short Sales, at value	$0	$(101,842)	$0	$(101,842)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,508	0	2,508
Foreign Exchange Contracts	0	22,546	0	22,546
Interest Rate Contracts	1,488	2,357	0	3,845
	$1,488	$27,411	$0	$28,899

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(481)	0	(481)
Foreign Exchange Contracts	0	(6,351)	0	(6,351)
Interest Rate Contracts	(483)	(6,829)	(143)	(7,455)
	$(483)	$(13,661)	$(143)	$(14,287)

Totals	$273,303	$2,416,411	$14,970	$2,704,684

182	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Brazil
Corporate Bonds & Notes	$0	$3,060	$0	$(4)	$0	$(28)	$0	$0	$3,028	$(28)
Ireland
Asset-Backed Securities	0	2,262	0	10	0	155	0	0	2,427	155
Netherlands
Mortgage-Backed Securities	945	0	(83)	12	(3)	85	0	(956)	0	0
United States
Corporate Bonds & Notes	0	1,908	0	0	0	(46)	0	0	1,862	(46)
U.S. Government Agencies	0	7,800	0	0	0	(4)	0	0	7,796	(4)

	$945	$15,030	$(83)	$18	$(3)	$162	$0	$(956)	$15,113	$77

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(82)	$0	$(91)	$0	$0	$30	$0	$0	$(143)	$30

Totals	$863	$15,030	$(174)	$18	$(3)	$192	$0	$(956)	$14,970	$107

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$293	$293
Unrealized appreciation on foreign currency contracts	0	0	0	22,546	0	22,546
Unrealized appreciation on swap agreements	0	2,508	0	0	2,357	4,865

	$0	$2,508	$0	$22,546	$2,650	$27,704

Liabilities:
Written options outstanding	$0	$16	$0	$0	$3,923	$3,939
Variation margin payable (2)	0	0	0	0	373	373
Unrealized depreciation on foreign currency contracts	0	0	0	6,351	0	6,351
Unrealized depreciation on swap agreements	0	465	0	0	3,049	3,514

	$0	$481	$0	$6,351	$7,345	$14,177

See Accompanying Notes	Annual Report	March 31, 2011	183

Schedule of Investments PIMCO Global Advantage Strategy Bond Fund (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$1,577	$0	$200	$4,221	$5,998
Net realized gain on foreign currency transactions	0	0	0	27,270	0	27,270

	$0	$1,577	$0	$27,470	$4,221	$33,268

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$2,047	$0	$(71)	$(7,403)	$(5,427)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	10,210	0	10,210

	$0	$2,047	$0	$10,139	$(7,403)	$4,783

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,005 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$1,599	$(1,290)	$309
BNP	785	(530)	255
BOA	2,728	(2,010)	718
CITI	5,655	(4,110)	1,545
CSFB	308	(320)	(12)
DUB	(377)	462	85
GSC	1,229	(1,400)	(171)
HSBC	1,690	(1,550)	140
JPM	1,449	(960)	489
MLP	60	(260)	(200)
MSC	2,577	(3,300)	(723)
RBS	272	(600)	(328)
UBS	3,805	(3,385)	420

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

184	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 7.0%

CORPORATE BONDS & NOTES 5.7%

Commonwealth Bank of Australia
0.589% due 09/17/2014		$1,100	$1,102
0.690% due 12/10/2012		800	804
0.723% due 07/12/2013		1,500	1,504

ING Bank Australia Ltd.
5.523% due 06/24/2014	AUD	2,000	2,083

Macquarie Bank Ltd.
4.100% due 12/17/2013		$1,700	1,813

National Australia Bank Ltd.
0.803% due 07/08/2014		1,000	1,011

Westpac Banking Corp.
2.700% due 12/09/2014		1,800	1,823
2.900% due 09/10/2014		900	930

			11,070

MORTGAGE-BACKED SECURITIES 1.3%

Crusade Global Trust
1.218% due 11/19/2037	EUR	165	228

Puma Finance Ltd.
0.384% due 02/21/2038		$287	277
4.980% due 08/22/2037	AUD	97	96
5.350% due 07/12/2036		98	99

Superannuation Members Home Loans Global Fund
0.590% due 03/09/2036		$372	369

Swan Trust
6.110% due 04/25/2041	AUD	975	1,007

Torrens Trust
5.230% due 10/19/2038		460	465

			2,541

Total Australia (Cost $12,789)			13,611

BRAZIL 0.3%

CORPORATE BONDS & NOTES 0.3%

Petrobras International Finance Co.
3.875% due 01/27/2016		$600	606

Total Brazil (Cost $598)			606

CANADA 4.1%

ASSET-BACKED SECURITIES 0.6%

Broadway Credit Card Trust
5.234% due 06/17/2014	CAD	892	927

Ford Auto Securitization Trust
4.817% due 10/15/2012		271	285

			1,212

CORPORATE BONDS & NOTES 1.4%

Bank of Nova Scotia
1.450% due 07/26/2013		$1,500	1,503

Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		800	789

Citigroup Finance Canada, Inc.
5.500% due 05/21/2013	CAD	200	217

Master Credit Card Trust
5.297% due 08/21/2012		200	216

			2,725

SOVEREIGN ISSUES 2.1%

Canada Government International Bond
1.750% due 03/01/2013		2,400	2,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Housing Trust No. 1
4.600% due 09/15/2011	CAD	800	$838

Province of Ontario Canada
4.000% due 10/07/2019		$400	407

Province of Quebec Canada
5.125% due 11/14/2016		300	334

			4,051

Total Canada (Cost $7,731)			7,988

CAYMAN ISLANDS 2.2%

ASSET-BACKED SECURITIES 0.9%

Landmark CDO Ltd.
0.610% due 06/01/2017		$1,873	1,796

CORPORATE BONDS & NOTES 1.3%

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		900	953

Transocean, Inc.
4.950% due 11/15/2015		1,400	1,479

			2,432

Total Cayman Islands (Cost $4,079)			4,228

CHILE 0.5%

CORPORATE BONDS & NOTES 0.5%

Banco Santander Chile
1.903% due 01/19/2016		$900	898

Total Chile (Cost $900)			898

DENMARK 0.2%

CORPORATE BONDS & NOTES 0.2%

Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	125	26

Realkredit Danmark A/S
2.340% due 01/01/2038		2,081	378

Total Denmark (Cost $377)			404

FRANCE 7.9%

CORPORATE BONDS & NOTES 6.2%

BNP Paribas Home Loan Covered Bonds S.A.
3.000% due 07/23/2013	EUR	600	856
4.750% due 05/28/2013		700	1,035

Cie de Financement Foncier
1.625% due 07/23/2012		$1,000	1,002
2.125% due 04/22/2013		1,200	1,210
4.000% due 07/21/2011	EUR	1,300	1,855
4.500% due 01/09/2013		700	1,026

Dexia Credit Local S.A.
0.553% due 01/12/2012		$1,700	1,692
2.750% due 01/10/2014		1,900	1,895
2.750% due 04/29/2014		600	597

Dexia Municipal Agency S.A.
4.750% due 06/06/2011	EUR	200	285

Vivendi S.A.
5.750% due 04/04/2013		$446	479
6.625% due 04/04/2018		100	112

			12,044

SOVEREIGN ISSUES 1.7%

France Government Bond
4.250% due 10/25/2023	EUR	800	1,175

Societe Financement de l'Economie Francaise
2.125% due 05/20/2012		400	570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 06/11/2012		$1,600	$1,630

			3,375

Total France (Cost $15,442)			15,419

GERMANY 3.0%

CORPORATE BONDS & NOTES 2.1%

Kreditanstalt fuer Wiederaufbau
1.250% due 06/17/2013	EUR	2,100	2,922
5.500% due 06/05/2014	AUD	1,100	1,137

			4,059

SOVEREIGN ISSUES 0.9%

FMS Wertmanagement
1.012% due 01/20/2014 (k)	EUR	1,200	1,706

Total Germany (Cost $5,010)			5,765

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

ICICI Bank Ltd.
2.062% due 02/24/2014		$200	199

Total India (Cost $200)			199

IRELAND 0.3%

ASSET-BACKED SECURITIES 0.2%

Dryden Leveraged Loan CDO
1.719% due 08/08/2022	EUR	300	392

MORTGAGE-BACKED SECURITIES 0.1%

Immeo Residential Finance PLC
1.333% due 12/15/2016		172	232

Total Ireland (Cost $598)			624

ITALY 0.7%

CORPORATE BONDS & NOTES 0.7%

Intesa Sanpaolo SpA
2.712% due 02/24/2014		$1,000	1,014
6.500% due 02/24/2021		400	420

Total Italy (Cost $1,397)			1,434

JAPAN 0.2%

MORTGAGE-BACKED SECURITIES 0.2%

JLOC Ltd.
0.449% due 02/16/2016	JPY	29,868	327

Total Japan (Cost $252)			327

JERSEY, CHANNEL ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.2%

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	343	488

CORPORATE BONDS & NOTES 0.1%

HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	100	139

Total Jersey, Channel Islands (Cost $595)			627

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%

Tyco Electronics Group S.A.
5.950% due 01/15/2014		$1,000	1,099

Total Luxembourg (Cost $936)			1,099

See Accompanying Notes	Annual Report	March 31, 2011	185

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 4.1%

ASSET-BACKED SECURITIES 0.6%

Eurocredit CDO BV
1.678% due 02/22/2020	EUR	397	$524

Globaldrive BV
3.000% due 07/20/2015		486	690

			1,214

CORPORATE BONDS & NOTES 3.4%

ABN AMRO Bank NV
3.250% due 01/18/2013		700	1,003
3.750% due 01/12/2012		200	288

Achmea Hypotheekbank NV
0.660% due 11/03/2014		$1,500	1,494

Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	1,200	1,741

LeasePlan Corp. NV
3.000% due 05/07/2012		$300	307
3.250% due 05/22/2014	EUR	500	721

Royal Bank Of Scotland NV
1.010% due 03/09/2015		$1,300	1,142

			6,696

MORTGAGE-BACKED SECURITIES 0.1%

Delphinus BV
1.378% due 11/28/2031	EUR	89	125
1.461% due 06/25/2066		8	11

			136

Total Netherlands (Cost $7,625)			8,046

NEW ZEALAND 1.4%

CORPORATE BONDS & NOTES 0.5%

Westpac Securities NZ Ltd.
3.450% due 07/28/2014		$900	948

SOVEREIGN ISSUES 0.9%

New Zealand Government Bond
5.000% due 03/15/2019	NZD	800	592
6.000% due 05/15/2021		1,500	1,174

			1,766

Total New Zealand (Cost $2,651)			2,714

QATAR 0.1%

SOVEREIGN ISSUES 0.1%

Qatar Government International Bond
4.000% due 01/20/2015		$200	207

Total Qatar (Cost $200)			207

RUSSIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$700	843
10.500% due 03/25/2014		100	121

Total Russia (Cost $934)			964

SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	255	380

Total South Korea (Cost $393)			380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 1.4%

SOVEREIGN ISSUES 1.4%

Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	1,900	$2,686

Total Spain (Cost $2,691)			2,686

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.4%

Stadshypotek AB
3.750% due 12/12/2013	EUR	400	581

Swedbank Hypotek AB
4.625% due 05/23/2011		200	285

Total Sweden (Cost $765)			866

UNITED KINGDOM 11.1%

ASSET-BACKED SECURITIES 0.1%

Bumper S.A.
2.670% due 06/20/2022	EUR	177	252

CORPORATE BONDS & NOTES 9.8%

Abbey National Treasury Services PLC
3.125% due 06/30/2014		1,300	1,803

Bank of Scotland PLC
5.250% due 07/24/2012	AUD	500	516

Barclays Bank PLC
10.179% due 06/12/2021		$400	510

BP Capital Markets PLC
0.450% due 04/11/2011		100	100
3.125% due 03/10/2012		200	204
3.125% due 10/01/2015		600	603

British Sky Broadcasting Group PLC
9.500% due 11/15/2018		800	1,056

HBOS PLC
6.750% due 05/21/2018		446	437

LBG Capital No.1 PLC
8.500% due 12/29/2049		2,700	2,529

LBG Capital No.2 PLC
11.250% due 09/14/2023	GBP	200	350

Lloyds TSB Bank PLC
1.303% due 04/02/2012		$600	606

Nationwide Building Society
4.125% due 02/27/2012	EUR	2,000	2,889
5.500% due 07/18/2012		$300	315

Pearson Dollar Finance PLC
6.250% due 05/06/2018		1,275	1,430

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		2,100	2,113
2.625% due 05/11/2012		800	818
3.000% due 09/08/2016	EUR	600	819

Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$100	104

XL Capital Finance Europe PLC
6.500% due 01/15/2012		200	208

Yorkshire Building Society
4.000% due 11/07/2011	EUR	1,200	1,716

			19,126

MORTGAGE-BACKED SECURITIES 1.1%

Holmes Master Issuer PLC
2.406% due 10/15/2054		1,200	1,706

Newgate Funding PLC
2.423% due 12/15/2050		200	182
2.673% due 12/15/2050		300	236

			2,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

United Kingdom Gilt
4.250% due 03/07/2036	GBP	100	$158

Total United Kingdom (Cost $19,954)			21,660

UNITED STATES 46.4%

ASSET-BACKED SECURITIES 1.5%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$36	36

ACE Securities Corp.
0.300% due 12/25/2036		113	110

AFC Home Equity Loan Trust
0.960% due 12/22/2027		5	3

Amortizing Residential Collateral Trust
0.950% due 10/25/2031		9	8

Amresco Residential Securities Mortgage Loan Trust
1.190% due 06/25/2029		9	8

Bear Stearns Asset-Backed Securities Trust
0.910% due 10/25/2032		4	3

Capital Auto Receivables Asset Trust
1.705% due 10/15/2012		242	243

Countrywide Asset-Backed Certificates
0.300% due 08/25/2037		82	80
0.430% due 09/25/2036		177	150

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032		7	6

First Alliance Mortgage Loan Trust
0.484% due 12/20/2027		34	25

Ford Credit Auto Owner Trust
1.675% due 06/15/2012		65	65

Home Equity Mortgage Trust
5.500% due 01/25/2037		147	25

Mid-State Trust
8.330% due 04/01/2030		226	234

Renaissance Home Equity Loan Trust
0.750% due 12/25/2033		31	27

Residential Asset Mortgage Products, Inc.
0.810% due 06/25/2032		7	6

Residential Asset Securities Corp.
0.750% due 07/25/2032 (a)		18	10

SLC Student Loan Trust
0.760% due 06/15/2017		443	443

SLM Student Loan Trust
1.803% due 04/25/2023		1,409	1,456

Structured Asset Securities Corp.
0.650% due 05/25/2034		34	31

Wells Fargo Home Equity Trust
0.480% due 10/25/2035		10	10

			2,979

CORPORATE BONDS & NOTES 15.7%

Ally Financial, Inc.
5.375% due 06/06/2011	EUR	600	866
6.875% due 09/15/2011		$600	613
6.875% due 08/28/2012		600	633

American International Group, Inc.
4.875% due 03/15/2067	EUR	200	238
8.000% due 05/22/2068		500	712
8.175% due 05/15/2068		$1,100	1,192
8.250% due 08/15/2018		700	820

186	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AutoZone, Inc.
5.875% due 10/15/2012		$100	$107

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	300	432

Bank of America Corp.
4.750% due 05/23/2017		400	541
5.750% due 12/01/2017		$320	337

Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,200	1,348

Boston Scientific Corp.
6.400% due 06/15/2016		300	327

Burlington Northern Santa Fe LLC
5.750% due 03/15/2018		446	497

CIT Group, Inc.
5.250% due 04/01/2014		600	604

Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	1,000	1,396

Citigroup, Inc.
5.500% due 10/15/2014		$500	539
6.000% due 08/15/2017		1,319	1,433
6.125% due 05/15/2018		1,085	1,183

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		637	677

Computer Sciences Corp.
5.500% due 03/15/2013		637	678

DR Horton, Inc.
6.000% due 04/15/2011		300	300

Erac USA Finance LLC
5.800% due 10/15/2012		700	744

GATX Financial Corp.
5.500% due 02/15/2012		637	655

Health Care REIT, Inc.
5.875% due 05/15/2015		400	436

International Lease Finance Corp.
5.350% due 03/01/2012		200	204
5.650% due 06/01/2014		1,500	1,515
5.875% due 05/01/2013		800	824
6.500% due 09/01/2014		800	858
6.750% due 09/01/2016		600	645

JPMorgan Chase & Co., Inc. CPI Linked Bond
4.411% due 02/15/2012		100	102

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)		700	187

Lennar Corp.
5.600% due 05/31/2015		500	495

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		638	693

Masco Corp.
6.125% due 10/03/2016		200	205

Merrill Lynch & Co., Inc.
1.387% due 08/25/2014	EUR	100	137
1.388% due 05/30/2014		500	686
1.947% due 09/27/2012		700	969

Morgan Stanley
0.753% due 10/18/2016		$200	187
1.903% due 01/24/2014		1,500	1,531

Sabre Holdings Corp.
7.350% due 08/01/2011		200	205

Sealed Air Corp.
5.625% due 07/15/2013		200	210

Wal-Mart Stores, Inc.
5.000% due 10/25/2040		300	280
6.200% due 04/15/2038		100	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,200	$1,716
4.375% due 05/19/2014		1,000	1,454

			30,521

MORTGAGE-BACKED SECURITIES 12.2%

American General Mortgage Loan Trust
5.150% due 03/25/2058		$849	879

American Home Mortgage Assets
0.440% due 05/25/2046		434	264
0.460% due 10/25/2046		311	177

American Home Mortgage Investment Trust
0.490% due 05/25/2047		380	45

Banc of America Funding Corp.
2.796% due 02/20/2036		395	379
5.500% due 08/25/2035		862	873

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		689	652

Banc of America Mortgage Securities, Inc.
2.866% due 06/25/2035		735	636
2.926% due 05/25/2035		600	484
3.184% due 09/25/2035		800	641

BCAP LLC Trust
0.420% due 01/25/2037		321	200

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035		252	243
2.685% due 08/25/2033		8	9
2.710% due 03/25/2035		861	829
2.839% due 05/25/2034		57	55
2.875% due 10/25/2033		34	36
2.934% due 03/25/2035		40	39
4.137% due 05/25/2034		22	22
5.297% due 05/25/2047		671	520

Bear Stearns Alt-A Trust
0.410% due 02/25/2034		120	99
2.643% due 05/25/2035		32	29
2.802% due 02/25/2036 (a)		874	446
2.928% due 11/25/2035 (a)		271	166
5.089% due 11/25/2036		342	217
5.999% due 08/25/2036		381	262

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036		215	144

Citigroup Mortgage Loan Trust, Inc.
2.560% due 08/25/2035		125	112
5.770% due 09/25/2037		674	481

Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		397	396

Countrywide Alternative Loan Trust
0.448% due 12/20/2046		356	205
0.464% due 07/20/2046		586	265
0.530% due 02/25/2037		613	376
0.600% due 05/25/2037		85	50
1.812% due 11/25/2035		105	65
2.352% due 11/25/2035		35	22
5.250% due 06/25/2035		61	54
5.663% due 02/25/2037		180	137
5.701% due 11/25/2035		581	381
5.801% due 08/25/2036		122	123
6.000% due 04/25/2037		108	72
6.250% due 08/25/2037		76	50
6.500% due 06/25/2036		161	99

Countrywide Home Loan Mortgage Pass-Through Trust
0.630% due 09/25/2034		86	52
2.969% due 08/25/2034		237	203
2.984% due 08/25/2034		21	16
3.051% due 04/20/2035		19	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
2.675% due 08/25/2033	$57	$58
6.500% due 04/25/2033	9	10

Credit Suisse Mortgage Capital Certificates
5.579% due 04/25/2037	277	195

DBUBS Mortgage Trust
0.246% due 11/10/2046 (b)	900	16
1.402% due 11/10/2046 (b)	2,496	164

Extended Stay America Trust
1.166% due 01/05/2016 (b)	40,500	818

First Horizon Asset Securities, Inc.
2.708% due 12/25/2033	24	24

Greenpoint Mortgage Funding Trust
0.520% due 11/25/2045	17	11

GS Mortgage Securities Corp. II
1.142% due 03/06/2020	297	297

GSR Mortgage Loan Trust
1.990% due 03/25/2033	28	29
2.554% due 06/25/2034	67	61
2.796% due 09/25/2035	255	250
2.907% due 09/25/2035	800	718
3.044% due 01/25/2035	140	132

Harborview Mortgage Loan Trust
0.444% due 01/19/2038	240	159
1.162% due 12/19/2036	207	117
3.025% due 05/19/2033	104	106

Impac CMB Trust
1.250% due 07/25/2033	17	16

Indymac Index Mortgage Loan Trust
5.018% due 09/25/2035	240	217

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	123	118

JPMorgan Mortgage Trust
2.162% due 11/25/2033	30	30
5.279% due 07/25/2035	898	838
5.376% due 02/25/2036	349	318

MASTR Alternative Loans Trust
0.650% due 03/25/2036	74	23

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	701	736

Merrill Lynch Mortgage Investors, Inc.
0.500% due 08/25/2036	50	41
2.305% due 02/25/2033	26	25

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	566	521

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	489	312

RBSCF Trust
6.013% due 12/16/2049	200	220

Residential Accredit Loans, Inc.
0.400% due 02/25/2047	199	102
0.430% due 06/25/2046	617	251

Residential Asset Securitization Trust
5.750% due 02/25/2036 (a)	52	39

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	6	6

Sequoia Mortgage Trust
0.604% due 07/20/2033	171	165

Structured Adjustable Rate Mortgage Loan Trust
2.585% due 02/25/2034	29	29
2.652% due 04/25/2034	80	73

Structured Asset Mortgage Investments, Inc.
0.460% due 05/25/2046	155	88
0.470% due 05/25/2036	369	220

See Accompanying Notes	Annual Report	March 31, 2011	187

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.470% due 09/25/2047	$500	$216
0.834% due 07/19/2034	34	32

TBW Mortgage-Backed Pass-Through Certificates
5.630% due 01/25/2037	290	167

WaMu Mortgage Pass-Through Certificates
0.560% due 01/25/2045	81	68
1.012% due 02/25/2047	609	393
1.514% due 05/25/2041	11	11
2.696% due 06/25/2033	26	25
2.734% due 02/27/2034	75	77
3.648% due 02/25/2037	371	297
5.254% due 12/25/2035	509	474

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.252% due 07/25/2046	131	59

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036	669	599
2.790% due 07/25/2035	1,001	932
2.854% due 04/25/2036	465	445
2.885% due 10/25/2035	933	869

		23,740

MUNICIPAL BONDS & NOTES 4.1%

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	400	401

California State General Obligation Bonds, (BABs), Series 2010
5.700% due 11/01/2021	700	711
7.600% due 11/01/2040	700	766
7.700% due 11/01/2030	300	311

Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	200	188

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (d)	600	339

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	765	606

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	104

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	600	632

New York City, New York General Obligation Bonds, (BABs), Series 2010
5.487% due 12/01/2022	600	639

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	100	91

Northside, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), (BABs), Series 2010
5.741% due 08/15/2035	200	188
5.891% due 08/15/2040	500	471

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$800	$912

Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
7.734% due 02/15/2033	500	541

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	266

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	5

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	100	65

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	500	493

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	480	336

		8,065

	SHARES
PREFERRED SECURITIES 0.7%

DG Funding Trust
0.685% due 06/01/2047	172	1,306

SLM Corp.
4.158% due 06/01/2047	1,800	39

		1,345

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 12.2%

Fannie Mae
0.350% due 01/25/2021	$63	63
0.450% due 10/27/2037	1,000	994
0.750% due 12/25/2040	959	961
0.850% due 11/25/2020	1,297	1,295
2.142% due 12/01/2034	85	88
2.580% due 11/01/2015	2,462	2,471
2.686% due 11/01/2034	243	257
4.000% due 10/01/2040 - 04/01/2041	4,997	4,915
5.000% due 03/25/2017	58	59
6.000% due 04/25/2043 - 07/25/2044	199	220
6.500% due 11/25/2042	236	273

Freddie Mac
0.705% due 12/15/2031	2	2
0.855% due 12/15/2037	530	533
1.513% due 10/25/2044	279	275
4.500% due 07/15/2018	73	74

Ginnie Mae
0.854% due 02/16/2030	47	48
0.904% due 02/16/2030	43	43
2.125% due 11/20/2021 - 12/20/2026	27	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 07/20/2022 - 09/20/2026	$67	$70
3.250% due 01/20/2030	17	18
3.375% due 05/20/2028 - 06/20/2030	65	67
6.000% due 08/20/2034	741	806

NCUA Guaranteed Notes
0.629% due 11/06/2017	6,334	6,336
0.819% due 12/08/2020	1,652	1,660

Small Business Administration
5.600% due 09/01/2028	701	751

Tennessee Valley Authority
5.880% due 04/01/2036	637	731
7.140% due 05/23/2012	637	684

		23,721

Total United States (Cost $90,274)		90,371

SHORT-TERM INSTRUMENTS 4.1%

CERTIFICATES OF DEPOSIT 0.7%

Banco Do Brasil S.A.
0.000% due 02/15/2012	$1,100	1,108

Itau Unibanco S.A.
1.350% due 07/19/2011	300	299

		1,407

REPURCHASE AGREEMENTS 0.5%

State Street Bank and Trust Co.
0.010% due 04/01/2011	997	997

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $1,020. Repurchase proceeds are $997.)

U.S. TREASURY BILLS 1.4%
0.165% due 07/07/2011 - 09/22/2011 (c)(f)(h)	2,802	2,800

	SHARES
PIMCO SHORT-TERM FLOATI NG NAV PORTFOLIO (e) 1.5%
	286,055	2,866

Total Short-Term Instruments (Cost $8,047)		8,070

Total Investments 97.1% (Cost $184,438)		$189,193

Written Options (j) (0.4%) (Premiums $741)		(872)

Other Assets and Liabilities (Net) 3.3%		6,469

Net Assets 100.0%		$194,790

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield.
(d)	Security becomes interest bearing at a future date.

188	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $1,524 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $3,186 at a weighted average interest rate of 0.264%. On March 31, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $1,277 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euroyen June Futures	Long	06/2011	398	$21
90-Day Euribor December Futures	Long	12/2011	293	(288)
90-Day Euribor June Futures	Long	06/2011	41	(15)
90-Day Euribor September Futures	Long	09/2011	353	(314)
90-Day Eurodollar December Futures	Long	12/2011	16	2
90-Day Eurodollar September Futures	Long	09/2011	114	7
Euro-Bobl June Futures	Long	06/2011	12	(14)
Euro-Bund 10-Year Bond June Futures	Long	06/2011	23	(3)
U.S. Treasury 10-Year Note June Futures	Long	06/2011	10	(6)

				$(610)

(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.354%	$	100	$(1)	$0	$(1)
British Sky Broadcasting Group PLC	BCLY	(0.700%	)	12/20/2018	0.766%		800	3	0	3
Burlington Northern Santa Fe LLC	RBS	(0.510%	)	03/20/2018	0.499%		446	0	0	0
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	1.748%		637	28	0	28
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	0.344%		300	0	0	0
Computer Sciences Corp.	MSC	(0.620%	)	03/20/2013	0.483%		637	(2)	0	(2)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	0.553%		200	(2)	0	(2)
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.474%		700	(28)	0	(28)
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	0.473%		637	(1)	0	(1)
Health Care REIT, Inc.	BCLY	(2.930%	)	06/20/2015	0.889%		400	(33)	0	(33)
International Lease Finance Corp.	GSC	(5.000%	)	06/20/2013	2.342%		800	(47)	(38)	(9)
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	1.515%		200	3	0	3
Lennar Corp.	BNP	(5.000%	)	06/20/2015	3.121%		500	(36)	(15)	(21)
Marsh & McLennan Cos., Inc.	BOA	(0.990%	)	09/20/2015	0.934%		638	(2)	0	(2)
Masco Corp.	CSFB	(0.907%	)	12/20/2016	2.669%		200	18	0	18
Pearson Dollar Finance PLC	CITI	(0.690%	)	06/20/2018	0.824%		275	2	0	2
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.824%		1,000	(14)	0	(14)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	3.173%		1,000	5	(2)	7
Sabre Holdings Corp.	JPM	(0.930%	)	09/20/2011	1.662%		200	1	0	1
Sealed Air Corp.	CSFB	(0.500%	)	09/20/2013	0.672%		200	1	0	1
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.705%		100	1	0	1
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.497%		200	(6)	0	(6)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.497%		100	(3)	0	(3)
Vivendi S.A.	BNP	(1.820%	)	06/20/2013	0.497%		146	(4)	0	(4)
Vivendi S.A.	JPM	(1.500%	)	06/20/2018	1.172%		100	(2)	0	(2)
XL Group PLC	BCLY	(0.310%	)	03/20/2012	0.413%		200	0	0	0

								$(119)	$(55)	$(64)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	1.595%	$	300	$18	$6	$12
Ally Financial, Inc.	DUB	5.000%	09/20/2012	1.457%		200	11	4	7
Australia Government Bond	JPM	1.000%	06/20/2016	0.525%		1,600	39	37	2
Australia Government Bond	RBS	1.000%	03/20/2016	0.505%		1,200	29	26	3
Brazil Government International Bond	BOA	1.000%	12/20/2011	0.346%		200	1	1	0
Brazil Government International Bond	DUB	1.000%	12/20/2011	0.346%		900	5	4	1
China Government International Bond	CITI	1.000%	03/20/2016	0.677%		700	10	7	3
China Government International Bond	DUB	1.000%	12/20/2015	0.647%		200	3	4	(1)
China Government International Bond	HSBC	1.000%	12/20/2015	0.647%		1,300	21	25	(4)
Connecticut State General Obligation Notes, Series 2007	MSC	1.630%	03/20/2021	1.329%		500	12	0	12
Ensco PLC	CSFB	1.000%	03/20/2014	0.623%		500	5	(4)	9
France Government Bond	DUB	0.250%	12/20/2015	0.693%		5,100	(102)	(126)	24
France Government Bond	MSC	0.250%	12/20/2015	0.693%		1,000	(20)	(21)	1
France Government Bond	UBS	0.250%	12/20/2015	0.693%		300	(6)	(6)	0
France Government Bond	UBS	0.250%	03/20/2016	0.724%		900	(20)	(36)	16

See Accompanying Notes	Annual Report	March 31, 2011	189

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Japan Government International Bond	CSFB	1.000%	03/20/2016	0.965%	$	900	$2	$(6)	$8
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%		100	0	(1)	1
Mexico Government International Bond	BCLY	1.000%	12/20/2011	0.347%		1,000	5	4	1
Mexico Government International Bond	BOA	1.000%	12/20/2011	0.347%		1,000	5	4	1
Russia Government International Bond	CITI	1.000%	12/20/2011	0.294%		600	3	2	1
Russia Government International Bond	MLP	1.000%	12/20/2011	0.294%		1,000	6	4	2
Russia Government International Bond	MSC	1.000%	12/20/2011	0.294%		100	0	0	0
South Korea Government Bond	CITI	1.000%	12/20/2015	0.920%		700	3	8	(5)
South Korea Government Bond	DUB	1.000%	03/20/2016	0.956%		200	0	(1)	1
U.S. Treasury Notes	SOG	0.250%	03/20/2016	0.389%	EUR	700	(6)	(12)	6
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.450%	$	2,700	62	21	41
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.450%		800	18	6	12
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		900	21	6	15
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.512%		1,500	34	33	1
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.450%		1,600	36	8	28

							$195	$(3)	$198

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-15 5-Year Index	MSC	(1.000%	)	12/20/2015	$	1,100	$(8)	$(5)	$(3)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
MCDX-15 5-Year Index	BOA	1.000%	12/20/2015	$	500	$(10)	$(14)	$4
MCDX-15 5-Year Index	CITI	1.000%	12/20/2015		500	(10)	(14)	4
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		800	(16)	(31)	15
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015		500	(10)	(13)	3

						$(46)	$(72)	$26

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Floating rate equal to 3-Month JPY-LIBOR less 0.353% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	03/15/2013	JPM	$	4,580	JPY	380,140	$24	$3	$21

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	500	$10	$0	$10
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	11	0	11
Pay	1-Month EUR-FRCPXTOB Index	2.080%	06/15/2012	GSC		1,600	40	0	40
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	1,900	(4)	0	(4)
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		3,200	(7)	0	(7)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		14,200	(25)	0	(25)

190	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.530%	01/02/2012	HSBC	BRL	11,900	$(6)	$9	$(15)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		5,700	56	60	(4)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	1,000	19	5	14
Pay	3-Month EUR-JPY-TIBOR	0.350%	03/21/2012	BCLY	JPY	3,100,000	(2)	(2)	0
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BCLY	$	1,300	19	48	(29)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BNP		4,000	61	41	20
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	CITI		1,100	17	17	0
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	GSC		1,500	23	44	(21)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HSBC		100	2	2	0
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		3,600	55	71	(16)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		1,300	18	12	6
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		200	2	3	(1)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		2,200	31	61	(30)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		400	5	12	(7)
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	CSFB	JPY	480,000	90	87	3
Pay	6-Month JPY-LIBOR	1.500%	06/15/2021	RBS		140,000	27	25	2
Pay	28-Day MXN TIIE	6.590%	12/08/2015	MSC	MXN	13,000	(21)	(14)	(7)
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HSBC		4,300	(22)	(19)	(3)

							$399	$462	$(63)

(j)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$118.000	05/20/2011	13	$7	$(11)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	20	11	(4)
Put - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/21/2011	31	14	(27)
Put - CBOT U.S. Treasury 10-Year Note May Futures	119.500	04/21/2011	13	10	(15)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	75	32	(41)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	75	46	(15)

				$120	$(113)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	8,700	$77	$(127)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	(4)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,100	119	(221)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,600	14	(20)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,600	36	(46)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,600	28	(34)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,300	24	(36)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,100	23	(27)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,500	24	(32)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,200	22	(34)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,600	29	(33)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,800	11	0

								$409	$(614)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC EUR versus USD	$	1.363	04/20/2011	EUR	3,100	$31	$(3)
Put - OTC EUR versus USD		1.383	05/04/2011		2,500	25	(14)
Put - OTC EUR versus USD		1.390	05/04/2011		1,800	19	(12)
Put - OTC EUR versus USD		1.400	05/04/2011		2,000	21	(19)
Call - OTC USD versus CLP	CLP	511.500	04/05/2011	$	1,100	17	0
Put - OTC USD versus JPY	JPY	76.500	04/20/2011		600	7	0
Call - OTC USD versus KRW	KRW	1,180.000	04/14/2011		2,200	16	0
Call - OTC USD versus MXN	MXN	12.800	04/12/2011		1,000	9	0

						$145	$(48)

See Accompanying Notes	Annual Report	March 31, 2011	191

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date	Notional Amount		Premium (7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	1,400	$8	$(12)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		800	4	(6)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		4,000	43	(71)

						$55	$(89)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$500	$6	$(3)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	600	6	(5)

						$12	$(8)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 03/31/2010	87	$53,500	AUD	0	EUR	1,100	GBP	3,500	$469
Sales	636	132,600		11,600		59,200		600	1,700
Closing Buys	(472)	(86,600)		(1,900)		(38,000)		0	(806)
Expirations	(24)	(22,300)		(9,700)		(12,900)		(4,100)	(490)
Exercised	0	(19,600)		0		0		0	(132)

Balance at 03/31/2011	227	$57,600	AUD	0	EUR	9,400	GBP	0	$741

(k)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
FMS Wertmanagement	1.012%	01/20/2014	01/13/2011	$1,600	$1,706	0.88%

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	547	04/2011	BCLY	$27	$0	$27
Sell		212	04/2011	BCLY	0	(1)	(1)
Sell		464	04/2011	BOA	0	(5)	(5)
Sell		222	04/2011	CITI	0	(2)	(2)
Sell		1,768	04/2011	CSFB	0	(14)	(14)
Buy		152	04/2011	DUB	8	0	8
Sell		2,121	04/2011	DUB	0	(114)	(114)
Sell		513	04/2011	HSBC	0	(2)	(2)
Sell		242	04/2011	RBS	0	(2)	(2)
Buy		1,848	04/2011	UBS	0	(4)	(4)
Sell		2,060	04/2011	UBS	4	(3)	1
Buy	BRL	102	04/2011	BCLY	2	0	2
Sell		102	04/2011	CITI	0	(1)	(1)
Buy		102	06/2011	CITI	2	0	2
Sell	CAD	247	04/2011	MSC	0	(2)	(2)
Sell		269	05/2011	DUB	0	(2)	(2)
Sell		538	05/2011	GSC	0	(4)	(4)
Sell		108	05/2011	HSBC	0	(1)	(1)
Sell		430	05/2011	RBC	0	(4)	(4)
Sell		2,813	06/2011	BCLY	0	(16)	(16)
Buy		1,356	06/2011	BNP	9	0	9
Buy	CNY	2,013	04/2011	BCLY	3	0	3
Sell		7,850	04/2011	CITI	0	(3)	(3)
Buy		1,033	04/2011	CSFB	2	0	2
Buy		648	04/2011	HSBC	1	0	1
Buy		781	04/2011	JPM	1	0	1
Buy		3,376	04/2011	MSC	6	0	6
Buy		5,271	06/2011	BCLY	20	0	20
Sell		6,187	06/2011	BCLY	0	(4)	(4)
Buy		3,257	06/2011	DUB	5	(1)	4
Buy		3,518	06/2011	HSBC	13	0	13
Buy		4,011	06/2011	JPM	5	0	5
Sell		18,270	06/2011	JPM	0	(2)	(2)

192	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	10,348	06/2011	RBS	$43	$0	$43
Buy		2,113	09/2011	BOA	8	0	8
Buy		2,085	09/2011	CITI	8	0	8
Buy		6,030	09/2011	HSBC	23	0	23
Buy		12,090	09/2011	JPM	49	0	49
Buy		263	11/2011	BCLY	0	0	0
Buy		1,583	11/2011	CITI	1	0	1
Buy		646	11/2011	JPM	0	(1)	(1)
Buy		2,246	09/2015	BCLY	2	0	2
Buy		246	09/2015	BOA	1	0	1
Buy		9,516	09/2015	CITI	4	0	4
Buy		2,810	09/2015	JPM	1	0	1
Buy		246	09/2015	MSC	1	0	1
Buy	DKK	517	05/2011	BNP	3	0	3
Buy	EUR	12,833	04/2011	BCLY	56	0	56
Buy		110	04/2011	BNP	0	0	0
Buy		1,020	04/2011	CITI	66	0	66
Sell		1,889	04/2011	CITI	4	0	4
Sell		12,575	04/2011	DUB	0	(440)	(440)
Buy		12,834	04/2011	GSC	49	0	49
Sell		12,574	04/2011	HSBC	0	(449)	(449)
Buy		12,833	04/2011	JPM	53	0	53
Buy		1,084	04/2011	RBC	0	0	0
Buy		1,052	04/2011	RBS	60	0	60
Sell		12,656	04/2011	RBS	0	(502)	(502)
Sell		12,833	05/2011	BCLY	0	(56)	(56)
Sell		12,834	05/2011	GSC	0	(49)	(49)
Sell		12,833	05/2011	JPM	0	(52)	(52)
Sell	GBP	8,604	04/2011	BCLY	282	0	282
Buy		242	04/2011	BNP	0	(2)	(2)
Sell		10,071	04/2011	BNP	305	(5)	300
Buy		767	04/2011	CITI	0	(1)	(1)
Buy		1,000	04/2011	CSFB	3	0	3
Buy		15,934	04/2011	RBS	15	0	15
Sell	HKD	176	04/2011	HSBC	0	0	0
Sell	IDR	1,205,200	04/2011	BOA	0	0	0
Buy		1,205,200	04/2011	JPM	7	0	7
Buy		1,113,420	07/2011	CITI	7	0	7
Sell		6,390,330	07/2011	CITI	0	(1)	(1)
Buy		2,315,330	07/2011	HSBC	17	0	17
Buy		7,719,490	07/2011	JPM	39	0	39
Buy		1,205,200	01/2012	BOA	1	0	1
Buy	INR	15,252	08/2011	CITI	10	0	10
Buy		9,700	08/2011	DUB	6	0	6
Buy		71,234	08/2011	MSC	53	0	53
Sell	JPY	27,896	04/2011	BCLY	6	0	6
Buy		13,928	04/2011	BNP	0	(2)	(2)
Sell		252,685	04/2011	BNP	9	0	9
Buy		35,000	04/2011	BOA	0	(7)	(7)
Sell		29,796	04/2011	BOA	1	0	1
Buy		24,000	04/2011	CITI	0	(5)	(5)
Buy		38,192	04/2011	JPM	0	(1)	(1)
Sell		18,025	04/2011	RBC	1	0	1
Buy		394,042	04/2011	RBS	0	(75)	(75)
Sell		382,003	04/2011	RBS	6	(4)	2
Buy	KRW	596,720	05/2011	BCLY	13	0	13
Sell		689,176	05/2011	BCLY	0	(7)	(7)
Buy		1,176,135	05/2011	CITI	28	0	28
Sell		285,806	05/2011	CITI	0	(1)	(1)
Buy		33,676	05/2011	GSC	1	0	1
Buy		78,000	05/2011	HSBC	2	0	2
Buy		2,693,190	05/2011	JPM	117	0	117
Sell		1,240,127	05/2011	JPM	0	(6)	(6)
Sell		1,357,200	05/2011	MSC	0	(35)	(35)
Buy		158,000	05/2011	RBS	4	0	4
Sell		396,854	05/2011	RBS	0	(6)	(6)
Buy		570,905	08/2011	BCLY	14	0	14
Buy		516,449	08/2011	MSC	8	0	8
Buy		649,000	08/2011	RBS	6	0	6
Sell	MXN	5,101	07/2011	CITI	0	(3)	(3)
Buy		32,034	07/2011	HSBC	87	0	87
Sell		10,856	07/2011	HSBC	0	(5)	(5)
Sell		4,189	07/2011	MSC	0	(2)	(2)
Buy	MYR	100	08/2011	BCLY	0	0	0
Buy		514	08/2011	CITI	3	0	3

See Accompanying Notes	Annual Report	March 31, 2011	193

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	291	08/2011	HSBC	$1	$0	$1
Buy		100	08/2011	JPM	1	0	1
Sell	NOK	1,226	04/2011	RBS	0	(3)	(3)
Buy		7,780	05/2011	BCLY	54	0	54
Buy		1,845	05/2011	CSFB	3	0	3
Buy		950	05/2011	UBS	2	0	2
Sell	NZD	1,724	04/2011	UBS	0	(16)	(16)
Buy	PHP	6,000	06/2011	BOA	0	(1)	(1)
Buy		64,803	06/2011	CITI	9	(10)	(1)
Buy		13,323	06/2011	DUB	3	0	3
Buy		10,009	06/2011	HSBC	2	0	2
Buy		13,687	06/2011	JPM	3	0	3
Sell		34,944	06/2011	JPM	0	(6)	(6)
Buy		16,860	06/2011	MSC	6	0	6
Sell	SEK	133	05/2011	BNP	0	0	0
Buy	SGD	182	09/2011	BCLY	2	0	2
Buy		100	09/2011	CITI	1	0	1
Buy	TWD	17,317	04/2011	CITI	2	0	2
Sell		17,317	04/2011	CITI	0	(2)	(2)
Buy		185	04/2011	DUB	0	0	0
Sell		184	04/2011	DUB	0	0	0
Buy		17,132	04/2011	HSBC	0	(13)	(13)
Sell		17,132	04/2011	HSBC	0	(2)	(2)
Buy		17,317	01/2012	CITI	2	0	2

					$1,682	$(1,957)	$(275)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$11,070	$0	$11,070
Mortgage-Backed Securities	0	2,541	0	2,541
Brazil
Corporate Bonds & Notes	0	606	0	606
Canada
Asset-Backed Securities	0	1,212	0	1,212
Corporate Bonds & Notes	0	2,725	0	2,725
Sovereign Issues	0	4,051	0	4,051
Cayman Islands
Asset-Backed Securities	0	0	1,796	1,796
Corporate Bonds & Notes	0	2,432	0	2,432
Chile
Corporate Bonds & Notes	0	898	0	898
Denmark
Corporate Bonds & Notes	0	404	0	404
France
Corporate Bonds & Notes	0	12,044	0	12,044
Sovereign Issues	0	3,375	0	3,375
Germany
Corporate Bonds & Notes	0	4,059	0	4,059
Sovereign Issues	0	1,706	0	1,706
India
Corporate Bonds & Notes	0	0	199	199
Ireland
Asset-Backed Securities	0	392	0	392
Mortgage-Backed Securities	0	232	0	232
Italy
Corporate Bonds & Notes	0	1,434	0	1,434
Japan
Mortgage-Backed Securities	0	327	0	327
Jersey, Channel Islands
Asset-Backed Securities	0	488	0	488
Corporate Bonds & Notes	0	139	0	139
Luxembourg
Corporate Bonds & Notes	0	1,099	0	1,099

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Netherlands
Asset-Backed Securities	$0	$690	$524	$1,214
Corporate Bonds & Notes	0	6,696	0	6,696
Mortgage-Backed Securities	0	136	0	136
New Zealand
Corporate Bonds & Notes	0	948	0	948
Sovereign Issues	0	1,766	0	1,766
Qatar
Sovereign Issues	0	207	0	207
Russia
Corporate Bonds & Notes	0	964	0	964
South Korea
Sovereign Issues	0	380	0	380
Spain
Sovereign Issues	0	0	2,686	2,686
Sweden
Corporate Bonds & Notes	0	866	0	866
United Kingdom
Asset-Backed Securities	0	252	0	252
Corporate Bonds & Notes	0	16,597	2,529	19,126
Mortgage-Backed Securities	0	2,124	0	2,124
Sovereign Issues	0	158	0	158
United States
Asset-Backed Securities	0	2,979	0	2,979
Corporate Bonds & Notes	0	30,521	0	30,521
Mortgage-Backed Securities	0	23,740	0	23,740
Municipal Bonds & Notes	0	8,065	0	8,065
Preferred Securities	39	0	1,306	1,345
U.S. Government Agencies	0	15,725	7,996	23,721
Short-Term Instruments
Certificates of Deposit	0	1,407	0	1,407
Repurchase Agreements	0	997	0	997
U.S. Treasury Bills	0	2,800	0	2,800
PIMCO Short-Term Floating NAV Portfolio	2,866	0	0	2,866
	$2,905	$169,252	$17,036	$189,193

194	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$298	$0	$298
Foreign Exchange Contracts	0	1,703	0	1,703
Interest Rate Contracts	30	106	0	136
	$30	$2,107	$0	$2,137

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(142)	$0	$(142)
Foreign Exchange Contracts	0	(2,005)	0	(2,005)
Interest Rate Contracts	(640)	(895)	(97)	(1,632)
	$(640)	$(3,042)	$(97)	$(3,779)

Totals	$2,295	$168,317	$16,939	$187,551

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Australia
Mortgage-Backed Securities	$1,195	$0	$(303)	$0	$7	$108	$0	$(1,007)	$0	$0
Cayman Islands
Asset-Backed Securities	0	1,776	0	5	0	15	0	0	1,796	15
India
Corporate Bonds & Notes	0	200	0	0	0	(1)	0	0	199	(1)
Jersey, Channel Islands
Asset-Backed Securities	679	0	(207)	0	(2)	18	0	(488)	0	0
Netherlands
Asset-Backed Securities	0	578	(65)	2	3	6	0	0	524	6
Spain
Sovereign Issues	0	2,691	0	0	0	(5)	0	0	2,686	(5)
United Kingdom
Corporate Bonds & Notes	0	0	0	0	0	0	2,529	0	2,529	0
United States
Mortgage-Backed Securities	1,100	0	(251)	0	0	30	0	(879)	0	0
Preferred Securities	1,402	0	0	0	0	(96)	0	0	1,306	(96)
U.S. Government Agencies	0	8,500	(514)	0	0	10	0	0	7,996	10

	$4,376	$13,745	$(1,340)	$7	$8	$85	$2,529	$(2,374)	$17,036	$(71)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(67)	$0	$0	$(30)	$0	$0	$(97)	$(30)

Totals	$4,376	$13,745	$(1,407)	$7	$8	$55	$2,529	$(2,374)	$16,939	$(101)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$11	$11
Unrealized appreciation on foreign currency contracts	0	0	0	1,682	0	1,682
Unrealized appreciation on swap agreements	0	298	0	21	106	425

	$0	$298	$0	$1,703	$117	$2,118

See Accompanying Notes	Annual Report	March 31, 2011	195

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Written options outstanding	$0	$0	$0	$48	$824	$872
Variation margin payable (2)	0	0	0	0	29	29
Unrealized depreciation on foreign currency contracts	0	0	0	1,957	0	1,957
Unrealized depreciation on swap agreements	0	141	0	0	169	310

	$0	$141	$0	$2,005	$1,022	$3,168

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(18)	$0	$(18)
Net realized gain on futures contracts, written options and swaps	0	247	0	495	4,773	5,515
Net realized (loss) on foreign currency transactions	0	0	0	(6,509)	0	(6,509)

	$0	$247	$0	$(6,032)	$4,773	$(1,012)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$261	$0	$72	$(1,906)	$(1,573)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(700)	0	(700)

	$0	$261	$0	$(628)	$(1,906)	$(2,273)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(610) as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$379	$(390)	$(11)
BNP	327	(270)	57
BOA	(101)	60	(41)
CITI	141	0	141
CSFB	149	0	149
DUB	(644)	640	(4)
GSC	(13)	0	(13)
HSBC	(343)	340	(3)
JPM	251	0	251
MLP	9	0	9
MSC	(45)	0	(45)
RBC	(3)	0	(3)
RBS	(624)	485	(139)
SOG	(15)	0	(15)
UBS	(57)	0	(57)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

196	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO GNMA Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 150.0%

Fannie Mae
2.245% due 09/01/2021	$1	$1
3.500% due 09/01/2025 - 05/01/2041	66,800	63,726
4.000% due 08/01/2020 - 05/01/2041	94,461	92,919
4.130% due 03/01/2018	9	9
4.500% due 08/01/2025 - 05/01/2041	37,708	38,320
5.000% due 01/01/2017 - 05/01/2041	19,642	20,684
5.500% due 08/01/2027 - 03/01/2041	3,557	3,811
5.832% due 03/25/2039	9,852	10,153
6.000% due 09/01/2021 - 04/01/2041	25,670	28,011

Freddie Mac
0.405% due 08/15/2018	1,998	1,997
2.700% due 05/01/2031	10	10
3.213% due 05/01/2019	7	8
3.575% due 06/01/2030	2	2
4.000% due 04/01/2041	1,000	980
5.500% due 06/01/2035 - 04/01/2039	1,120	1,198
7.500% due 08/15/2029 (a)	18	4

Ginnie Mae
0.314% due 01/16/2044 (a)	152,314	1,529
0.434% due 04/16/2037	14,917	14,809
0.454% due 01/16/2031 - 02/16/2032	1,698	1,691
0.503% due 08/16/2032	838	836
0.554% due 12/16/2026 - 04/20/2037	8,049	8,010
0.629% due 10/16/2042 (a)	39,013	405
0.704% due 11/16/2029	2,375	2,379
0.754% due 07/16/2028	82	83
0.804% due 04/16/2032	166	166
0.813% due 05/16/2027	46	46
0.904% due 05/16/2029	86	86
0.941% due 02/20/2060	24,627	24,726
1.081% due 01/20/2060	72,061	72,533
1.154% due 07/20/2039	9,782	9,782
1.193% due 01/16/2052 (a)	49,356	2,850
1.219% due 03/20/2058	86,784	86,107
1.361% due 01/16/2030 - 02/16/2030	7,838	7,951
1.404% due 08/20/2058	45,421	45,406
1.437% due 11/16/2051 (a)	49,783	3,079
1.875% due 02/20/2035	116	120
2.500% due 01/20/2034	850	879
2.750% due 01/20/2031 - 03/20/2032	279	289
3.250% due 02/20/2030	663	690
3.500% due 03/15/2039 - 05/01/2041	165,900	157,819
4.000% due 05/20/2016 - 05/01/2041	81,512	81,128
4.500% due 02/20/2018 - 05/01/2041	490,236	505,752
5.000% due 05/01/2041	289,500	305,860
5.500% due 04/15/2025 - 05/01/2041	96,928	104,805
6.000% due 06/15/2028 - 05/01/2041	193,311	212,083

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 11/15/2023 - 05/01/2041	$49,518	$55,927
7.500% due 12/15/2023 - 06/15/2032	2,596	2,921

Small Business Administration
5.600% due 09/01/2028	4,163	4,463

Total U.S. Government Agencies (Cost $1,969,102)		1,977,043

MORTGAGE-BACKED SECURITIES 5.3%

Bear Stearns Adjustable Rate Mortgage Trust
2.290% due 08/25/2035	6,836	6,603

Bear Stearns Commercial Mortgage Securities
0.363% due 09/11/2042 (a)	20,995	191

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036	5,176	3,464

Citigroup/Deutsche Bank Commercial Mortgage Trust
0.428% due 10/15/2048 (a)	134,403	1,570

Credit Suisse First Boston Mortgage Securities Corp.
0.228% due 08/15/2038 (a)	6,516	23
0.884% due 03/25/2032	34	29

Credit Suisse Mortgage Capital Certificates
0.579% due 09/15/2039 (a)	83,777	1,110

GS Mortgage Securities Corp. II
6.526% due 08/15/2018	7,925	8,061

JPMorgan Alternative Loan Trust
0.748% due 06/27/2037	10,758	9,169

JPMorgan Chase Commercial Mortgage Securities Corp.
0.630% due 07/15/2019	6,261	5,906
4.388% due 02/15/2046	4,000	4,015

LB-UBS Commercial Mortgage Trust
0.175% due 11/15/2040 (a)	48,854	173

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	1,084	926

Morgan Stanley Capital I
0.493% due 11/12/2041 (a)	34,007	299
0.918% due 04/15/2038 (a)	42,130	161

Mortgage Equity Conversion Asset Trust
0.750% due 10/25/2041	3,198	3,037
0.760% due 01/25/2042	3,884	3,729
0.770% due 02/25/2042	611	580
0.770% due 05/25/2042	19,232	18,262

Structured Asset Mortgage Investments, Inc.
0.914% due 09/19/2032	110	100

Thornburg Mortgage Securities Trust
0.380% due 07/25/2036	3,181	3,167

Total Mortgage-Backed Securities (Cost $70,504)		70,575

ASSET-BACKED SECURITIES 3.9%

Amortizing Residential Collateral Trust
0.830% due 07/25/2032	19	18

Centex Home Equity
0.550% due 01/25/2032	28	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Issuance Trust
4.260% due 05/15/2013	$15,800	$15,874

CIT Group Home Equity Loan Trust
0.520% due 06/25/2033	24	21

Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,327	996

Ford Credit Auto Owner Trust
1.675% due 06/15/2012	1,070	1,072

Home Equity Asset Trust
0.850% due 11/25/2032	3	2

Massachusetts Educational Financing Authority
1.253% due 04/25/2038	4,599	4,577

Saxon Asset Securities Trust
0.770% due 08/25/2032	2	1

SLM Student Loan Trust
1.603% due 01/25/2018	4,780	4,917
1.803% due 04/25/2023	5,122	5,294

South Carolina Student Loan Corp.
0.860% due 03/01/2018	5,703	5,616
1.060% due 03/02/2020	8,400	8,347
1.310% due 09/03/2024	4,300	4,262

Structured Asset Securities Corp.
0.540% due 01/25/2033	64	59

Total Asset-Backed Securities (Cost $51,116)		51,080

SHORT-TERM INSTRUMENTS 13.2%

REPURCHASE AGREEMENTS 0.3%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	1,000	1,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $1,024. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	3,137	3,137
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $3,200. Repurchase proceeds are $3,137.)

		4,137

U.S. TREASURY BILLS 0.0%
0.127% due 08/25/2011 (c)	140	140

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 12.9%
	16,959,950	169,905

Total Short-Term Instruments (Cost $174,182)		174,182

Total Investments 172.4% (Cost $2,264,904)		$2,272,880

Other Assets and Liabilities (Net) (72.4%)		(954,819)

Net Assets 100.0%		$1,318,061

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Affiliated to the Fund.
(c)	Securities with an aggregate market value of $140 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.

See Accompanying Notes	Annual Report	March 31, 2011	197

Schedule of Investments PIMCO GNMA Fund (Cont.)

(d)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $12,773 at a weighted average interest rate of 0.320%. On March 31, 2011, there were no open reverse repurchase agreements.
(e)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	$	500	$97	$0	$97

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.A.06-1 Index	JPM	(0.540%	)	07/25/2045	$	2,200	$1,622	$286	$1,336
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051		6,000	280	660	(380)
CMBX.NA.AAA.4 Index	UBS	(0.350%	)	02/17/2051		10,000	466	1,100	(634)

							$2,368	$2,046	$322

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f) Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	2,452	$132,700	$1,994
Sales	14	103,000	604
Closing Buys	(2,466)	(184,200)	(2,351)
Expirations	0	0	0
Exercised	0	(51,500)	(247)

Balance at 03/31/2011	0	$0	$0

(g)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2026	$8,000	$8,054	$(8,012)
Fannie Mae	3.500%	05/01/2041	50,000	47,328	(46,844)
Fannie Mae	4.000%	04/01/2026	24,000	24,755	(24,637)
Fannie Mae	4.000%	04/01/2041	73,000	71,932	(71,688)
Fannie Mae	4.500%	04/01/2041	34,000	34,652	(34,553)
Fannie Mae	4.500%	05/01/2041	30,000	30,361	(30,384)
Fannie Mae	5.000%	12/01/2099	6,000	6,378	(6,364)
Fannie Mae	5.500%	03/01/2041	2,000	2,137	(2,138)
Fannie Mae	5.500%	05/01/2041	2,500	2,664	(2,664)
Fannie Mae	6.000%	05/01/2026	6,000	6,527	(6,526)
Fannie Mae	6.000%	04/01/2041	14,000	15,238	(15,216)
Fannie Mae	6.000%	05/01/2041	6,000	6,510	(6,510)
Ginnie Mae	3.500%	04/01/2041	114,305	108,775	(108,661)
Ginnie Mae	4.500%	04/01/2041	32,000	33,065	(32,965)
Ginnie Mae	5.500%	04/01/2041	50,000	54,101	(54,110)

				$452,477	$(451,272)

198	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
U.S. Government Agencies	$0	$1,748,271	$228,772	$1,977,043
Mortgage-Backed Securities	0	44,967	25,608	70,575
Asset-Backed Securities	0	51,080	0	51,080
Short-Term Instruments
Repurchase Agreements	0	4,137	0	4,137
U.S. Treasury Bills	0	140	0	140
PIMCO Short-Term Floating NAV Portfolio	169,905	0	0	169,905
	$169,905	$1,848,595	$254,380	$2,272,880

Short Sales, at value	$0	$(451,272)	$0	$(451,272)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$1,433	$0	$1,433

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(1,014)	$0	$(1,014)

Totals	$169,905	$1,397,742	$254,380	$1,822,027

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
U.S. Government Agencies	$229,581	$2,290	$(5,563)	$143	$283	$2,038	$0	$0	$228,772	$2,465
Mortgage-Backed Securities	25,611	1,215	(1,216)	57	82	(141)	0	0	25,608	(31)

	$255,192	$3,505	$(6,779)	$200	$365	$1,897	$0	$0	$254,380	$2,434

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$1,433	$0	$0	$0	$1,433

Liabilities:
Unrealized depreciation on swap agreements	$0	$1,014	$0	$0	$0	$1,014

See Accompanying Notes	Annual Report	March 31, 2011	199

Schedule of Investments PIMCO GNMA Fund (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$(200)	$0	$0	$(848)	$(1,048)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(1,615)	$0	$0	$(975)	$(2,590)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(j)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
GSC	$377	$(580)	$(203)
JPM	1,622	(1,850)	(228)
UBS	466	(590)	(124)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

200	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Government Money Market Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 100.4%

GOVERNMENT AGENCY DEBT 57.9%

American Express Bank FSB
1.239% due 12/09/2011 (b)	$2,744	$2,764
3.150% due 12/09/2011 (b)	2,700	2,752

Fannie Mae
0.110% due 05/17/2011	15,000	14,998
0.175% due 09/14/2011	59,218	59,170
0.175% due 09/21/2011	19,600	19,584

Federal Home Loan Bank
0.100% due 05/25/2011	123,100	123,082
0.110% due 05/25/2011	64,300	64,289
0.150% due 05/20/2011	24,000	23,995
0.155% due 07/25/2011	5,000	4,999
0.184% due 10/27/2011	10,000	9,998
0.540% due 05/24/2011	2,800	2,800
0.560% due 05/27/2011	1,100	1,100

Freddie Mac
0.175% due 09/14/2011	31,600	31,574
0.353% due 04/07/2011	1,500	1,500
0.363% due 04/01/2011	5,300	5,300

Goldman Sachs Group, Inc. (The)
1.625% due 07/15/2011 (b)	225	226

JPMorgan Chase & Co.
0.433% due 04/01/2011 (b)	900	900
1.021% due 12/02/2011 (b)	2,570	2,584

Regions Bank
3.250% due 12/09/2011 (b)	6,300	6,427

Straight-A Funding LLC
0.250% due 04/04/2011	1,000	1,000
0.250% due 04/14/2011	2,500	2,500

SunTrust Bank
3.000% due 11/16/2011 (b)	3,800	3,862

Wells Fargo & Co.
3.000% due 12/09/2011 (b)	1,700	1,731

		387,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GOVERNMENT AGENCY REPURCHASE AGREEMENTS 2.5%

Citigroup Global Markets, Inc.
0.150% due 04/01/2011	$6,600	$6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,709. Repurchase proceeds are $6,600.)

Goldman Sachs Group, Inc. (The)
0.160% due 04/01/2011	10,000	10,000
(Dated 03/31/2011. Collateralized by Fannie Mae 4.500% due 04/01/2041 valued at $10,358. Repurchase proceeds are $10,000.)

		16,600

TREASURY DEBT 1.0%

U.S. Treasury Bills
0.220% due 08/25/2011 - 11/17/2011 (a)	7,000	6,992

TREASURY REPURCHASE AGREEMENTS 39.0%

Banc of America Securities LLC
0.140% due 04/01/2011	99,500	99,500
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.375% - 0.625% due 06/30/2012 - 10/31/2012 valued at $101,632. Repurchase proceeds are $99,500.)

Barclays Capital, Inc.
0.130% due 04/01/2011	13,300	13,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $13,601. Repurchase proceeds are $13,300.)

BNP Paribas Securities Corp.
0.130% due 04/01/2011	23,800	23,800
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.500% due 01/15/2029 valued at $24,460. Repurchase proceeds are $23,800.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets, Inc.
0.140% due 04/01/2011	$10,000	$10,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $10,215. Repurchase proceeds are $10,000.)

Credit Suisse Securities (USA) LLC
0.140% due 04/01/2011	14,200	14,200
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% - 2.625% due 05/15/2013 - 04/30/2016 valued at $14,507. Repurchase proceeds are $14,200.)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	99,500	99,500
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.750% due 02/15/2041 valued at $101,705. Repurchase proceeds are $99,500.)

J.P. Morgan Securities, Inc.
0.140% due 04/01/2011	500	500
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 02/15/2013 valued at $510. Repurchase proceeds are $500.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	334	334
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $345. Repurchase proceeds are $334.)

		261,134

Total Short-Term Instruments (Cost $671,861)		671,861

Total Investments 100.4% (Cost $671,861)		$671,861

Other Assets and Liabilities (Net) (0.4%)		(2,755)

Net Assets 100.0%		$669,106

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield.
(b)	FDIC guaranteed through Treasury Liquidity Guarantee Program.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Short-Term Instruments
Government Agency Debt	$0	$387,135	$0	$387,135
Government Agency Repurchase Agreements	0	16,600	0	16,600
Treasury Debt	0	6,992	0	6,992
Treasury Repurchase Agreements	0	261,134	0	261,134
	$0	$671,861	$0	$671,861

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	Annual Report	March 31, 2011	201

Schedule of Investments PIMCO High Yield Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.4%

Alpha Natural Resources, Inc.
5.000% due 01/28/2012		$60,000	$59,513

American General Finance Corp.
7.250% due 04/21/2015		29,450	29,533

Cardinal Health, Inc.
2.496% due 04/10/2014		22,881	22,233

CIT Group, Inc.
6.250% due 08/11/2015		4,601	4,670

CityCenter Holdings
7.500% due 06/30/2012		2,000	2,026

Community Health Systems, Inc.
2.500% due 07/25/2014		3,210	3,180
2.512% due 07/25/2014		6	6
2.549% due 07/25/2014		165	164
2.560% due 07/25/2014		3,369	3,337
3.810% due 01/25/2017		3,220	3,218

CSC Holdings LLC
10.500% due 08/01/2013		19,750	21,058

DaVita, Inc.
4.500% due 10/20/2016		20,947	21,071

Dex One Corp.
9.000% due 10/24/2014		2,262	1,784

Emergency Medical Services
4.000% due 08/19/2011		30,000	29,813

First Data Corp.
3.002% due 09/24/2014		36,500	35,023

General Nutrition Centers, Inc.
4.250% due 03/02/2018		22,500	22,532

Goodman Global, Inc.
5.750% due 10/28/2016		7,960	8,019

Harrah's Operating Co., Inc.
3.303% due 01/28/2015		10,788	10,011
3.307% due 01/28/2015		6	6

Ineos Group Holdings PLC
7.001% due 12/14/2012		685	711

Intelsat Ltd.
2.803% due 02/01/2014		20,750	20,393
5.250% due 04/02/2018		12,000	12,095

Local Insight Media
6.250% due 04/23/2015		3,875	1,285

Novelis, Inc.
4.000% due 12/17/2016		5,500	5,522

Nuveen Investments, Inc.
3.304% due 11/13/2014		2,371	2,283
3.307% due 11/13/2014		3,208	3,088

Sterigenics International, Inc.
4.000% due 07/22/2011		12,000	11,916

Texas Competitive Electric Holdings Co. LLC
3.746% due 10/10/2014		2,847	2,400
3.759% due 10/10/2014		150,186	126,675
3.803% due 10/10/2014		3,706	3,128

TXU Technology
3.746% due 10/10/2014		2,844	2,401

Univision Communications, Inc.
2.246% due 09/15/2014		13,280	12,951

UPC Holding BV
4.712% due 12/30/2016	EUR	11,280	15,896
4.962% due 12/31/2017		4,884	6,897

Vodafone Group PLC
6.875% due 08/11/2015		$25,624	25,881

Warner Chilcott, Inc.
4.000% due 03/17/2018		9,500	9,555

Total Bank Loan Obligations (Cost $534,708)			540,274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 83.6%

BANKING & FINANCE 17.5%

ABN AMRO Bank NV
0.503% due 01/17/2017		$7,300	$6,464

Ally Financial, Inc.
2.510% due 12/01/2014		1,250	1,223
6.000% due 12/15/2011		2,000	2,050
6.250% due 12/01/2017		12,000	12,240
6.625% due 05/15/2012		5,325	5,550
6.750% due 12/01/2014		6,489	6,813
6.875% due 09/15/2011		1,200	1,226
6.875% due 08/28/2012		600	630
7.000% due 02/01/2012		15,030	15,508
7.500% due 12/31/2013		19,582	21,271
7.500% due 09/15/2020		10,000	10,713
8.000% due 03/15/2020		20,000	21,825
8.000% due 11/01/2031		21,740	24,204
8.300% due 02/12/2015		12,500	13,734

American International Group, Inc.
0.409% due 03/20/2012		1,510	1,498
1.179% due 04/26/2011	EUR	30,400	43,118
4.000% due 09/20/2011		5,000	7,124
5.050% due 10/01/2015		$4,600	4,757
5.450% due 05/18/2017		7,385	7,589
5.750% due 03/15/2067	GBP	5,550	7,701
5.850% due 01/16/2018		$20,100	20,977
6.250% due 05/01/2036		4,500	4,476
8.175% due 05/15/2068		10,125	10,973
8.250% due 08/15/2018		60,325	70,688
8.625% due 05/22/2068	GBP	24,800	41,674

BAC Capital Trust VI
5.625% due 03/08/2035		$8,700	7,614

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	15,850	19,706

Bank of America Corp.
8.125% due 12/29/2049		$7,000	7,536

Barclays Bank PLC
5.926% due 09/29/2049		4,550	4,277
6.369% due 06/29/2049	GBP	600	866
6.860% due 09/29/2049		$1,600	1,512
7.434% due 09/29/2049		6,750	6,784
14.000% due 11/29/2049	GBP	25,340	53,252

BPCE S.A.
5.250% due 07/29/2049	EUR	700	908
9.250% due 10/22/2049		1,200	1,760

C10 Capital SPV Ltd.
6.722% due 12/31/2049		$5,000	3,913

Cantor Fitzgerald LP
7.875% due 10/15/2019		10,000	10,394

Capital One Capital V
10.250% due 08/15/2039		7,725	8,430

Cequel Communications Holdings I LLC
8.625% due 11/15/2017		16,000	16,760

CIT Group, Inc.
7.000% due 05/01/2013		8,676	8,860
7.000% due 05/01/2014		50,449	51,521
7.000% due 05/01/2015		55,147	55,768
7.000% due 05/01/2016		64,903	65,146
7.000% due 05/01/2017		28,027	28,132

Citigroup, Inc.
0.580% due 06/09/2016		16,800	15,833

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		66,000	86,220

Credit Agricole S.A.
5.136% due 12/29/2049	GBP	5,050	7,052
7.589% due 01/29/2049		3,300	5,109
8.125% due 10/29/2049		1,500	2,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 10/29/2049		$4,773	$5,131

FCE Bank PLC
7.125% due 01/16/2012	EUR	3,000	4,400
7.125% due 01/15/2013		6,000	8,950
9.375% due 01/17/2014		7,950	12,675

Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$15,000	15,698
6.625% due 08/15/2017		12,875	13,742
7.000% due 10/01/2013		111,733	120,598
7.000% due 04/15/2015		12,000	12,982
7.250% due 10/25/2011		210	216
7.500% due 08/01/2012		3,425	3,652
7.800% due 06/01/2012		16,750	17,763
8.000% due 06/01/2014		26,550	29,524
8.000% due 12/15/2016		30,500	34,622
8.125% due 01/15/2020		13,450	15,411
8.700% due 10/01/2014		1,250	1,419
9.875% due 08/10/2011		5,000	5,143
12.000% due 05/15/2015		11,100	13,964

GMAC International Finance BV
7.500% due 04/21/2015	EUR	14,750	22,132

HBOS Capital Funding LP
6.071% due 06/29/2049		$1,000	924
6.461% due 11/29/2049	GBP	2,000	2,775

HBOS PLC
0.509% due 09/06/2017		$1,550	1,318
1.878% due 03/29/2016	EUR	1,000	1,234
6.000% due 11/01/2033		$5,000	3,770
6.750% due 05/21/2018		25,450	24,921

ILFC E-Capital Trust II
6.250% due 12/21/2065		51,990	43,932

Ineos Finance PLC
9.000% due 05/15/2015		11,500	12,607
9.250% due 05/15/2015	EUR	8,675	13,308

ING Capital Funding Trust III
3.907% due 12/29/2049		$6,537	6,369

ING Groep NV
5.140% due 03/29/2049	GBP	1,644	2,235
5.775% due 12/29/2049		$16,104	14,977

International Lease Finance Corp.
0.633% due 07/01/2011		1,000	999
1.468% due 08/15/2011	EUR	10,000	14,047
4.750% due 01/13/2012		$7,700	7,816
5.300% due 05/01/2012		1,875	1,917
5.350% due 03/01/2012		4,250	4,340
5.400% due 02/15/2012		4,250	4,340
5.625% due 09/20/2013		13,000	13,276
5.650% due 06/01/2014		500	505
5.750% due 06/15/2011		20,750	20,932
5.875% due 05/01/2013		9,275	9,553
6.375% due 03/25/2013		8,000	8,320
6.625% due 11/15/2013		11,100	11,544
6.750% due 09/01/2016		23,625	25,397
7.125% due 09/01/2018		24,475	26,421
8.250% due 12/15/2020		7,100	7,792
8.875% due 09/15/2015		9,325	10,281
9.000% due 03/15/2017		17,185	19,376

Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	10,000	13,924

JPMorgan Chase & Co.
7.900% due 04/29/2049		$20,000	21,958

LBG Capital No.1 PLC
6.439% due 05/23/2020	EUR	7,294	9,148
7.625% due 10/14/2020		425	566
7.867% due 12/17/2019	GBP	5,203	7,971
7.869% due 08/25/2020		8,825	13,591
7.875% due 11/01/2020		$10,225	10,026
8.500% due 12/29/2049		1,050	984
11.040% due 03/19/2020	GBP	4,445	7,808

202	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	425	$536
9.125% due 07/15/2020	GBP	2,500	4,051
15.000% due 12/21/2019		9,250	20,181

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)		$52,300	13,533
3.151% due 04/04/2016 (a)		6,200	1,604
6.625% due 01/18/2012 (a)		1,375	359
6.750% due 12/28/2017 (a)		19,425	16
6.875% due 05/02/2018 (a)		18,975	5,076
7.500% due 05/11/2038 (a)		14,175	11

Marina District Finance Co., Inc.
9.500% due 10/15/2015		3,850	4,047
9.875% due 08/15/2018		5,750	6,045

MCE Finance Ltd.
10.250% due 05/15/2018		6,000	6,983

MUFG Capital Finance Ltd.
6.346% due 07/29/2049		11,350	11,379

NB Capital Trust IV
8.250% due 04/15/2027		1,265	1,309

NSG Holdings LLC
7.750% due 12/15/2025		29,213	28,775

Pacific Life Insurance Co.
9.250% due 06/15/2039		13,400	17,825

Petroleum Export II Ltd.
6.340% due 06/20/2011		5,538	5,545

Regions Bank
7.500% due 05/15/2018		2,000	2,115

Regions Financial Corp.
0.478% due 06/26/2012		19,300	18,639
7.375% due 12/10/2037		7,511	7,380
7.750% due 11/10/2014		14,400	15,564

Resona Preferred Global Securities Cayman Ltd.
7.191% due 12/29/2049		305	304

Royal Bank of Scotland Group PLC
5.000% due 11/12/2013		15,530	15,893
6.990% due 10/29/2049 (a)		16,050	14,425
7.648% due 08/29/2049		7,075	6,650

Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	10,000	17,486

SLM Corp.
0.603% due 01/27/2014		$4,575	4,342
1.379% due 04/26/2011	EUR	3,500	5,025
1.503% due 06/17/2013		51,500	67,579
5.000% due 04/15/2015		$2,000	2,013
5.000% due 06/15/2018		1,000	940
5.050% due 11/14/2014		1,750	1,766
5.125% due 08/27/2012		7,608	7,850
5.375% due 05/15/2014		5,000	5,183
6.250% due 01/25/2016		6,450	6,731
8.000% due 03/25/2020		11,150	12,173
8.450% due 06/15/2018		30,000	33,646

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049		6,100	7,198

Societe Generale
5.922% due 04/29/2049		17,270	16,321

Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	2,000	2,598
4.875% due 07/15/2012		$6,000	5,925
6.900% due 12/15/2017		8,200	7,534

Towergate Finance PLC
8.500% due 02/15/2018	GBP	2,200	3,600
10.500% due 02/15/2019		3,750	6,196

UBS Preferred Funding Trust V
6.243% due 05/29/2049		$10,250	10,224

USB Capital IX
6.189% due 10/29/2049		2,000	1,695

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ventas Realty LP
6.500% due 06/01/2016		$9,165	$9,486
6.750% due 04/01/2017		17,975	19,066

Wachovia Capital Trust III
5.570% due 03/29/2049		3,000	2,764

Wells Fargo & Co.
7.980% due 03/29/2049		15,465	17,012

Wells Fargo Capital XV
9.750% due 09/29/2049		35,000	38,588

Wind Acquisition Finance S.A.
7.250% due 02/15/2018		19,000	19,902
7.375% due 02/15/2018	EUR	5,000	7,387
11.750% due 07/15/2017		$42,892	49,540

			2,171,070

INDUSTRIALS 56.9%

Accellent, Inc.
8.375% due 02/01/2017		5,000	5,387

Actuant Corp.
6.875% due 06/15/2017		5,000	5,175

Affinion Group, Inc.
7.875% due 12/15/2018		23,975	22,656

Aguila 3 S.A.
7.875% due 01/31/2018		14,225	14,581
7.875% due 01/31/2018	CHF	2,850	3,204

Alere, Inc.
8.625% due 10/01/2018		$20,000	21,275

Aleris International, Inc.
7.625% due 02/15/2018		33,600	33,852

Alliant Techsystems, Inc.
6.875% due 09/15/2020		9,700	10,173

Allison Transmission, Inc.
11.000% due 11/01/2015		15,500	16,895

American Airlines Pass-Through Trust
7.858% due 04/01/2013		28,850	29,822
8.608% due 10/01/2012		1,645	1,645

American Renal Holdings Co., Inc.
8.375% due 05/15/2018		6,415	6,800

American Stores Co.
7.100% due 03/20/2028		1,034	786
8.000% due 06/01/2026		30,835	28,060

American Tire Distributors, Inc.
9.750% due 06/01/2017		7,500	8,287

AmeriGas Partners LP
7.125% due 05/20/2016		30,960	32,276

Ameristar Casinos, Inc.
7.500% due 04/15/2021 (c)		8,850	8,773

AMGH Merger Sub, Inc.
9.250% due 11/01/2018		19,360	20,885

Anadarko Petroleum Corp.
6.200% due 03/15/2040		5,750	5,573
6.450% due 09/15/2036		19,975	20,011

Antero Resources Finance Corp.
9.375% due 12/01/2017		3,750	4,106

ARAMARK Corp.
3.804% due 02/01/2015		16,850	16,766
5.000% due 06/01/2012		905	928
8.500% due 02/01/2015		19,385	20,306

Arch Coal, Inc.
7.250% due 10/01/2020		7,400	7,973

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	14,300	20,798
9.125% due 10/15/2020		$5,975	6,498
9.250% due 10/15/2020	EUR	2,525	3,753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Armored Autogroup, Inc.
9.250% due 11/01/2018		$9,000	$9,202

ArvinMeritor, Inc.
8.125% due 09/15/2015		22,915	23,946
8.750% due 03/01/2012		6,750	7,121

Associated Materials LLC
9.125% due 11/01/2017		22,500	24,131

AutoNation, Inc.
6.750% due 04/15/2018		6,400	6,728

Avaya, Inc.
7.000% due 04/01/2019		27,300	26,754

Aviation Capital Group
7.125% due 10/15/2020		22,250	23,250

B&G Foods, Inc.
7.625% due 01/15/2018		7,000	7,577

Ball Corp.
6.750% due 09/15/2020		8,550	8,977

Basic Energy Services, Inc.
7.750% due 02/15/2019		7,075	7,305

Bausch & Lomb, Inc.
9.875% due 11/01/2015		14,500	15,624

BE Aerospace, Inc.
6.875% due 10/01/2020		12,250	12,740

Berry Petroleum Co.
6.750% due 11/01/2020		1,500	1,551
10.250% due 06/01/2014		5,700	6,640

Berry Plastics Corp.
4.184% due 09/15/2014		2,280	2,157
5.053% due 02/15/2015		17,870	17,803
9.500% due 05/15/2018		13,400	13,400
9.750% due 01/15/2021		26,000	25,870

BI-LO LLC
9.250% due 02/15/2019		14,950	15,567

Biomet, Inc.
10.000% due 10/15/2017		30,677	33,783
10.375% due 10/15/2017 (d)		29,175	32,202
11.625% due 10/15/2017		92,367	103,451

Blue Merger Sub, Inc.
7.625% due 02/15/2019		32,000	32,600

Boart Longyear Management Pty. Ltd.
7.000% due 04/01/2021		13,250	13,647

Bombardier, Inc.
7.250% due 11/15/2016	EUR	11,625	17,175
7.500% due 03/15/2018		$18,725	20,317

Brickman Group Holdings, Inc.
9.125% due 11/01/2018		8,800	9,460

Brocade Communications Systems, Inc.
6.625% due 01/15/2018		5,250	5,585
6.875% due 01/15/2020		16,095	17,463

Buccaneer Merger Sub, Inc.
9.125% due 01/15/2019		10,500	11,182

Buffalo Thunder Development Authority
9.375% due 12/15/2014 (a)(i)		2,650	980

Building Materials Corp. of America
7.500% due 03/15/2020		8,750	9,144

Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		15,950	16,668

Bumble Bee Holdco SCA
9.625% due 03/15/2018		10,575	9,914

Cablevision Systems Corp.
7.750% due 04/15/2018		7,150	7,758
8.000% due 04/15/2020		3,325	3,641

See Accompanying Notes	Annual Report	March 31, 2011	203

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		$36,525	$33,512
11.250% due 06/01/2017		23,000	26,249

Capella Healthcare, Inc.
9.250% due 07/01/2017		14,575	15,595

Case New Holland, Inc.
7.875% due 12/01/2017		20,800	23,218

Catalent Pharma Solutions, Inc.
9.750% due 04/15/2017	EUR	5,250	7,552

CC Holdings GS V LLC
7.750% due 05/01/2017		$18,600	20,367

CCO Holdings LLC
7.000% due 01/15/2019		20,925	21,544
7.875% due 04/30/2018		9,000	9,608

Celanese U.S. Holdings LLC
6.625% due 10/15/2018		8,900	9,189

Cemex Finance LLC
9.625% due 12/14/2017	EUR	2,500	3,729

Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$32,100	33,825

CF Industries, Inc.
6.875% due 05/01/2018		8,000	9,000
7.125% due 05/01/2020		10,205	11,608

Chart Industries, Inc.
9.125% due 10/15/2015		9,165	9,623

Charter Communications Operating LLC
10.875% due 09/15/2014		2,000	2,250

Chemtura Corp.
7.875% due 09/01/2018		11,750	12,455

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	7,025	10,391
6.625% due 08/15/2020		$1,000	1,070
7.250% due 12/15/2018		16,825	18,886
7.625% due 07/15/2013		2,850	3,206
9.500% due 02/15/2015		70,470	87,735

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015		1,952	2,015
7.750% due 05/15/2017		20,000	21,125
9.500% due 05/15/2016		15,925	17,836

CityCenter Holdings LLC
7.625% due 01/15/2016		9,500	9,856
10.750% due 01/15/2017 (d)		11,925	12,372

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		51,100	56,196

Clearwater Paper Corp.
7.125% due 11/01/2018		4,925	5,184

CNL Income Properties, Inc.
7.250% due 04/15/2019 (c)		22,500	22,331

Coffeyville Resources LLC
9.000% due 04/01/2015		3,645	3,982

Columbus McKinnon Corp.
7.875% due 02/01/2019		4,050	4,177

CommScope, Inc.
8.250% due 01/15/2019		18,685	19,619

Community Health Systems, Inc.
8.875% due 07/15/2015		49,537	52,385

Concho Resources, Inc.
7.000% due 01/15/2021		10,900	11,500

Consol Energy, Inc.
6.375% due 03/01/2021		10,500	10,566
8.000% due 04/01/2017		23,025	25,328
8.250% due 04/01/2020		19,450	21,662

Constellation Brands, Inc.
7.250% due 05/15/2017		9,350	10,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	26,025	$38,598
7.500% due 09/15/2017		5,150	7,691
8.500% due 07/15/2015		5,650	8,828

Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$889	891
7.566% due 09/15/2021		1,116	1,105

Continental Airlines, Inc.
6.920% due 04/02/2013 (m)		5,515	5,462

Continental Resources, Inc.
7.125% due 04/01/2021		3,650	3,896
7.375% due 10/01/2020		4,500	4,860
8.250% due 10/01/2019		3,454	3,838

Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		16,750	18,090

Cott Beverages, Inc.
8.125% due 09/01/2018		10,000	10,725

Crown Americas LLC
6.250% due 02/01/2021		11,500	11,759

Crown Castle International Corp.
7.125% due 11/01/2019		3,845	4,047
9.000% due 01/15/2015		1,750	1,938

Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	3,125	4,617

Crown Newco 3 PLC
8.875% due 02/15/2019	GBP	1,000	1,666

CSC Holdings LLC
7.625% due 04/01/2011		$38,645	38,645
7.625% due 07/15/2018		37,248	40,973
7.875% due 02/15/2018		15,700	17,506
8.500% due 04/15/2014		4,425	4,984
8.500% due 06/15/2015		13,945	15,305
8.625% due 02/15/2019		7,525	8,654

DaVita, Inc.
6.375% due 11/01/2018		13,000	13,162
6.625% due 11/01/2020		20,675	21,037

Delta Air Lines Pass-Through Trust
7.779% due 07/02/2013		152	152

Denbury Resources, Inc.
8.250% due 02/15/2020		16,316	18,315
9.750% due 03/01/2016		700	793

Digicel Group Ltd.
8.875% due 01/15/2015		3,500	3,663
10.500% due 04/15/2018		11,275	12,966

Digicel Ltd.
8.250% due 09/01/2017		41,700	44,410

DISH DBS Corp.
6.625% due 10/01/2014		4,440	4,712
7.000% due 10/01/2013		14,730	15,982
7.125% due 02/01/2016		87,769	94,132
7.750% due 05/31/2015		5,290	5,819
7.875% due 09/01/2019		10,250	11,147

Diversey, Inc.
8.250% due 11/15/2019		10,035	10,813

DJO Finance LLC
9.750% due 10/15/2017		13,500	14,242

Dresser-Rand Group, Inc.
6.500% due 05/01/2021		11,975	12,409

Dynegy Holdings, Inc.
7.125% due 05/15/2018		2,575	1,906
7.625% due 10/15/2026		3,985	2,790

Dynegy Roseton
7.670% due 11/08/2016		16,535	15,626

Edcon Proprietary Ltd.
9.500% due 03/01/2018		11,000	11,055
9.500% due 03/01/2018	EUR	2,000	2,728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

El Paso Corp.
6.875% due 06/15/2014		$1,825	$2,045
6.950% due 06/01/2028		275	280
7.000% due 06/15/2017		28,420	31,924
7.250% due 06/01/2018		8,050	9,080
7.420% due 02/15/2037		1,860	1,911
7.750% due 01/15/2032		59,265	66,664
7.800% due 08/01/2031		44,706	49,787
8.050% due 10/15/2030		3,683	4,206

Energy Transfer Equity LP
7.500% due 10/15/2020		20,900	22,833

Enterprise Products Operating LLC
7.034% due 01/15/2068		4,840	5,028
8.375% due 08/01/2066		58,156	62,876

Equinix, Inc.
8.125% due 03/01/2018		4,050	4,404

Exide Technologies
8.625% due 02/01/2018		11,250	12,066

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		2,450	2,542
7.500% due 05/04/2020		47,803	52,105

Fidelity National Information Services, Inc.
7.625% due 07/15/2017		8,565	9,325

First Data Corp.
8.250% due 01/15/2021		26,424	26,490
9.875% due 09/24/2015		766	789
12.625% due 01/15/2021		6,017	6,559

Florida East Coast Railway Corp.
8.125% due 02/01/2017		9,675	10,147

FMG Resources Pty. Ltd.
6.875% due 02/01/2018		7,000	7,332
7.000% due 11/01/2015		7,825	8,158

Ford Motor Co.
6.375% due 02/01/2029		400	380
7.125% due 11/15/2025		8,000	7,796
7.500% due 08/01/2026		12,625	12,720
9.215% due 09/15/2021		1,500	1,736

Forest Oil Corp.
7.250% due 06/15/2019		17,900	18,795
8.500% due 02/15/2014		4,700	5,264

Frac Tech Services LLC
7.125% due 11/15/2018		6,725	6,910

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		45,455	50,174

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011		24,550	24,857

Fresenius Medical Care US Finance, Inc.
5.750% due 02/15/2021		3,000	2,921

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015		8,300	9,555

Gateway Casinos & Entertainment Ltd.
8.875% due 11/15/2017	CAD	11,900	12,884

Geo Group, Inc.
6.625% due 02/15/2021		$9,125	9,079

Georgia-Pacific LLC
5.400% due 11/01/2020		13,650	13,484
7.125% due 01/15/2017		9,505	10,135
7.250% due 06/01/2028		13,550	14,228
7.375% due 12/01/2025		28,610	30,327
7.700% due 06/15/2015		1,770	2,013
8.000% due 01/15/2024		76,715	88,030
8.250% due 05/01/2016		21,970	24,881
8.875% due 05/15/2031		4,550	5,517

Giant Funding Corp.
8.250% due 02/01/2018		16,300	16,809

204	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goodyear Tire & Rubber Co.
8.250% due 08/15/2020		$19,750	$21,231
10.500% due 05/15/2016		4,250	4,781

Graham Packaging Co. LP
8.250% due 01/01/2017		21,245	22,891
8.250% due 10/01/2018		1,750	1,886
9.875% due 10/15/2014		15,650	16,256

Graphic Packaging International, Inc.
7.875% due 10/01/2018		9,750	10,493

Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019		5,450	5,545

Griffon Corp.
7.125% due 04/01/2018		8,300	8,487

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	16,000	22,704
5.173% due 09/15/2017		5,250	7,487

Harvest Operations Corp.
6.875% due 10/01/2017		$10,425	10,868

HCA Holdings, Inc.
7.750% due 05/15/2021		16,000	16,760

HCA, Inc.
7.190% due 11/15/2015		17,217	17,389
7.250% due 09/15/2020		17,600	18,920
7.875% due 02/15/2020		1,420	1,551
8.360% due 04/15/2024		1,000	1,005
8.500% due 04/15/2019		23,925	26,676
9.000% due 12/15/2014		3,246	3,502
9.125% due 11/15/2014		29,000	30,559
9.250% due 11/15/2016		146,640	158,554
9.625% due 11/15/2016 (d)		17,200	18,576
9.875% due 02/15/2017		7,625	8,578

Headwaters, Inc.
7.625% due 04/01/2019		21,275	21,381

HeidelbergCement Finance BV
7.500% due 04/03/2020	EUR	4,500	6,792

Hertz Corp.
6.750% due 04/15/2019		$33,700	33,574
7.375% due 01/15/2021		16,200	16,646
7.875% due 01/01/2014	EUR	2,500	3,596

Hexion U.S. Finance Corp.
8.875% due 02/01/2018		$30,648	32,564
9.000% due 11/15/2020		37,000	38,457

Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		3,575	3,749
7.125% due 03/15/2021		8,500	8,904

Huntsman International LLC
8.625% due 03/15/2020		500	548
8.625% due 03/15/2021		17,000	18,615

Hyva Global BV
8.625% due 03/24/2016		9,100	9,377

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	30,350	42,259
8.500% due 02/15/2016		$14,005	14,198

Insight Communications Co., Inc.
9.375% due 07/15/2018		21,700	24,196

Intelsat Intermediate Holding Co. S.A.
9.500% due 02/01/2015		3,750	3,900

Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019 (c)		23,150	23,295
7.250% due 10/15/2020		28,825	28,969
7.500% due 04/01/2021 (c)		15,250	15,364
8.500% due 11/01/2019		12,920	13,954
9.250% due 06/15/2016		2,233	2,297
9.500% due 06/15/2016		30,887	32,740
11.250% due 06/15/2016		6,250	6,695

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Luxembourg S.A.
11.250% due 02/04/2017		$14,250	$15,639
11.500% due 02/04/2017 (d)		39,976	44,074

Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015		200	208

Interactive Data Corp.
10.250% due 08/01/2018		18,590	20,960

Intergen NV
9.000% due 06/30/2017		33,753	36,538

Interline Brands, Inc.
7.000% due 11/15/2018		4,050	4,172

inVentiv Health, Inc.
10.000% due 08/15/2018		9,000	9,382

Jarden Corp.
6.125% due 11/15/2022		2,250	2,211
7.500% due 05/01/2017		3,066	3,288
7.500% due 01/15/2020		10,250	10,814
7.500% due 01/15/2020	EUR	7,450	10,980
8.000% due 05/01/2016		$4,250	4,670

JC Penney Corp., Inc.
7.125% due 11/15/2023		11,425	11,882

JDA Software Group, Inc.
8.000% due 12/15/2014		10,000	11,000

JET Equipment Trust
7.630% due 02/15/2015 (a)		514	6
10.000% due 12/15/2013 (a)		1,015	698

JMC Steel Group
8.250% due 03/15/2018		9,500	9,761

Kabel BW Erste Beteiligungs GmbH
5.391% due 03/15/2018	EUR	4,250	6,095
7.500% due 03/15/2019		$9,250	9,528
7.500% due 03/15/2019	EUR	10,300	15,017

Kerling PLC
10.625% due 02/01/2017		5,000	7,759

KRATON Polymers LLC
6.750% due 03/01/2019		$5,875	5,992

Laredo Petroleum, Inc.
9.500% due 02/15/2019		11,700	12,212

Lear Corp.
7.875% due 03/15/2018		7,425	8,112

Legrand France S.A.
8.500% due 02/15/2025		9,525	11,300

Lender Processing Services, Inc.
8.125% due 07/01/2016		3,629	3,797

Limited Brands, Inc.
6.625% due 04/01/2021		12,250	12,587
7.000% due 05/01/2020		4,975	5,292

Linn Energy LLC
7.750% due 02/01/2021		10,000	10,725
8.625% due 04/15/2020		16,700	18,620

Live Nation Entertainment, Inc.
8.125% due 05/15/2018		6,222	6,424

Lyondell Chemical Co.
8.000% due 11/01/2017		44,126	48,759
11.000% due 05/01/2018		38,900	43,860

MarkWest Energy Partners LP
6.750% due 11/01/2020		6,650	6,850

McClatchy Co.
11.500% due 02/15/2017		10,900	12,317

MGM Resorts International
5.875% due 02/27/2014		3,000	2,880
6.625% due 07/15/2015		15,900	15,145
6.875% due 04/01/2016 (j)		9,085	8,494
7.500% due 06/01/2016		20,950	19,902

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 01/15/2017		$12,400	$11,764
9.000% due 03/15/2020		14,000	15,418
10.000% due 11/01/2016		2,000	2,110
10.375% due 05/15/2014		11,250	12,938
11.125% due 11/15/2017		17,975	20,671

Michael Foods, Inc.
9.750% due 07/15/2018		28,295	31,054

Michaels Stores, Inc.
7.750% due 11/01/2018		23,500	24,088

Mueller Water Products, Inc.
8.750% due 09/01/2020		9,475	10,588

Multiplan, Inc.
9.875% due 09/01/2018		13,390	14,394

Musketeer GmbH
9.500% due 03/15/2021	EUR	10,350	15,291

Mylan, Inc.
6.000% due 11/15/2018		$5,000	5,025
7.625% due 07/15/2017		12,000	12,975
7.875% due 07/15/2020		19,500	21,304

Nalco Co.
6.625% due 01/15/2019		15,050	15,558

Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	4,500	6,553

NBTY, Inc.
9.000% due 10/01/2018		$12,500	13,625

New Albertson's, Inc.
6.570% due 02/23/2028		500	389
7.450% due 08/01/2029		15,900	12,640
7.750% due 06/15/2026		1,540	1,290

Newfield Exploration Co.
6.625% due 09/01/2014		2,550	2,620
6.625% due 04/15/2016		250	260
6.875% due 02/01/2020		24,250	25,705
7.125% due 05/15/2018		10,125	10,935

NFR Energy LLC
9.750% due 02/15/2017		21,400	21,293

Nielsen Finance LLC
7.750% due 10/15/2018		31,000	33,402
11.500% due 05/01/2016		12,038	14,235

Northwest Airlines Pass-Through Trust
7.691% due 10/01/2018		5,352	5,405

Novasep Holding SAS
9.750% due 12/15/2016		16,600	10,707

Novelis, Inc.
8.375% due 12/15/2017		42,250	45,947
8.750% due 12/15/2020		42,500	46,962

NXP BV
3.053% due 10/15/2013		24,450	24,328
3.748% due 10/15/2013	EUR	3,000	4,241
7.875% due 10/15/2014		$6,500	6,768
8.625% due 10/15/2015	EUR	1,000	1,495
9.500% due 10/15/2015		$3,000	3,195
9.750% due 08/01/2018		6,100	6,862

OI European Group BV
6.875% due 03/31/2017	EUR	3,725	5,424

OPTI Canada, Inc.
7.875% due 12/15/2014		$5,375	2,869
8.250% due 12/15/2014		19,305	10,401

Oshkosh Corp.
8.250% due 03/01/2017		3,000	3,315
8.500% due 03/01/2020		2,675	3,013

OSI Restaurant Partners LLC
10.000% due 06/15/2015		12,049	12,682

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014		3,325	3,412

See Accompanying Notes	Annual Report	March 31, 2011	205

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OXEA Finance
9.500% due 07/15/2017		$21,525	$23,570
9.625% due 07/15/2017	EUR	11,000	17,109

Packaging Dynamics Corp.
8.750% due 02/01/2016		$9,000	9,248

Pactiv Corp.
7.950% due 12/15/2025		6,972	6,379

Palace Entertainment Holdings LLC
8.875% due 04/15/2017		10,925	11,225

Peabody Energy Corp.
6.500% due 09/15/2020		5,000	5,388

Penn Virginia Resource Partners LP
8.250% due 04/15/2018		6,000	6,450

Petco Animal Supplies, Inc.
9.250% due 12/01/2018		23,750	25,531

Petrohawk Energy Corp.
7.250% due 08/15/2018		35,150	36,380

PHH Corp.
9.250% due 03/01/2016		5,850	6,391

Phillips-Van Heusen Corp.
7.375% due 05/15/2020		17,770	18,881

Pilgrim's Pride Corp.
7.875% due 12/15/2018		20,250	19,744

Pinafore LLC
9.000% due 10/01/2018		26,600	28,994

Pinnacle Foods Finance LLC
8.250% due 09/01/2017		49,100	51,555
9.250% due 04/01/2015		1,500	1,573

Plains Exploration & Production Co.
6.625% due 05/01/2021		10,600	10,613
7.000% due 03/15/2017		3,500	3,631
7.625% due 04/01/2020		23,105	24,838
8.625% due 10/15/2019		2,000	2,235

Ply Gem Industries, Inc.
8.250% due 02/15/2018		11,975	12,364

Polymer Group, Inc.
7.750% due 02/01/2019		7,250	7,513

Polypore International, Inc.
7.500% due 11/15/2017		7,500	7,912

Precision Drilling Corp.
6.625% due 11/15/2020		7,200	7,434

Quebecor Media, Inc.
7.750% due 03/15/2016		71,682	74,728

Quicksilver Resources, Inc.
9.125% due 08/15/2019		2,175	2,379
11.750% due 01/01/2016		23,225	27,173

Quintiles Transnational Corp.
9.500% due 12/30/2014 (d)		16,741	17,160

QVC, Inc.
7.125% due 04/15/2017		8,825	9,310
7.375% due 10/15/2020		2,980	3,122
7.500% due 10/01/2019		8,045	8,487

Radiation Therapy Services, Inc.
9.875% due 04/15/2017		15,750	16,144

Rain CII Carbon LLC
8.000% due 12/01/2018		10,750	11,556

Rainbow National Services LLC
8.750% due 09/01/2012		400	404

Range Resources Corp.
6.750% due 08/01/2020		15,725	16,826
7.250% due 05/01/2018		175	188
7.500% due 10/01/2017		100	107

RBS Global, Inc.
8.500% due 05/01/2018		57,950	62,876

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regal Entertainment Group
9.125% due 08/15/2018		$1,800	$1,935

Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		4,750	4,809
7.125% due 04/15/2019		22,000	22,660
7.750% due 10/15/2016		14,500	15,406
7.750% due 10/15/2016	EUR	2,000	2,948
8.000% due 12/15/2016		14,150	19,753
8.250% due 02/15/2021		$27,025	26,890
8.500% due 05/15/2018		41,855	42,587
9.000% due 04/15/2019		27,250	28,340

Rhodia S.A.
6.875% due 09/15/2020		11,250	11,517

Roadhouse Financing, Inc.
10.750% due 10/15/2017		17,860	19,244

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014		11,295	11,620
7.625% due 11/15/2014	EUR	11,820	17,170

Roofing Supply Group LLC
8.625% due 12/01/2017		$8,700	9,200

RSC Equipment Rental, Inc.
8.250% due 02/01/2021		11,225	11,730

Sally Holdings LLC
10.500% due 11/15/2016		5,765	6,298

SandRidge Energy, Inc.
3.928% due 04/01/2014		2,000	1,972
7.500% due 03/15/2021		31,200	32,409
9.875% due 05/15/2016		455	507

Scientific Games Corp.
8.125% due 09/15/2018		3,950	4,187

Scientific Games International, Inc.
9.250% due 06/15/2019		5,500	6,064

Scotts Miracle-Gro Co.
6.625% due 12/15/2020		6,425	6,626
7.250% due 01/15/2018		3,150	3,363

Seagate HDD Cayman
6.875% due 05/01/2020		3,000	3,008
7.750% due 12/15/2018		6,175	6,422

Seminole Indian Tribe of Florida
7.750% due 10/01/2017		8,075	8,580

Seneca Gaming Corp.
8.250% due 12/01/2018		7,750	8,021

Sensata Technologies BV
8.000% due 05/01/2014		27,373	28,879

Sheraton Holding Corp.
7.375% due 11/15/2015		400	450

Simmons Foods, Inc.
10.500% due 11/01/2017		8,500	9,201

Smithfield Foods, Inc.
7.750% due 07/01/2017		16,762	18,103

Smurfit Kappa Funding PLC
7.750% due 04/01/2015		1,650	1,695

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		5,600	5,376

Snoqualmie Entertainment Authority
4.204% due 02/01/2014		5,000	4,550
9.125% due 02/01/2015		3,250	3,250

Sonat, Inc.
7.000% due 02/01/2018		7,109	7,884

Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		26,500	29,349

SPX Corp.
6.875% due 09/01/2017		13,675	14,769

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 10/15/2014		$3,950	$4,535

Steel Dynamics, Inc.
7.375% due 11/01/2012		500	535
7.625% due 03/15/2020		4,000	4,310
7.750% due 04/15/2016		2,275	2,434

STHI Holding Corp.
8.000% due 03/15/2018		20,340	21,154

Suburban Propane Partners LP
7.375% due 03/15/2020		3,950	4,246

SunGard Data Systems, Inc.
7.375% due 11/15/2018		20,546	21,111
7.625% due 11/15/2020		17,400	17,966
10.625% due 05/15/2015		11,675	12,857

Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	6,275	9,471

Sunrise Communications International S.A.
7.000% due 12/31/2017	CHF	7,750	8,965
7.000% due 12/31/2017	EUR	2,675	3,962

Talecris Biotherapeutics Holdings Corp.
7.750% due 11/15/2016		$18,800	20,727

Targa Resources Partners LP
6.875% due 02/01/2021		15,625	15,508

Teck Resources Ltd.
9.750% due 05/15/2014		3,705	4,501
10.250% due 05/15/2016		7,626	9,180
10.750% due 05/15/2019		54,975	70,304

Tenet Healthcare Corp.
8.000% due 08/01/2020		13,500	14,141
8.875% due 07/01/2019		13,000	14,885
10.000% due 05/01/2018		5,500	6,469

Tenneco, Inc.
8.125% due 11/15/2015		3,140	3,376

Tesoro Petroleum Corp.
7.466% due 07/17/2012 (m)		10,000	9,924

Texas Industries, Inc.
9.250% due 08/15/2020		4,975	5,398

Thermon Industries, Inc.
9.500% due 05/01/2017		7,500	8,138

Trans Union LLC
11.375% due 06/15/2018		10,625	12,192

TransDigm, Inc.
7.750% due 12/15/2018		48,000	51,780

Transocean, Inc.
6.500% due 11/15/2020		8,650	9,543

Travelport LLC
9.000% due 03/01/2016		6,400	5,976
11.875% due 09/01/2016		15,336	14,378

TreeHouse Foods, Inc.
7.750% due 03/01/2018		10,000	10,800

Trinidad Drilling Ltd.
7.875% due 01/15/2019		5,425	5,750

Triumph Group, Inc.
8.625% due 07/15/2018		17,625	19,520

TRW Automotive, Inc.
7.000% due 03/15/2014		27,250	29,839
7.250% due 03/15/2017		18,000	19,890

UAL Pass-Through Trust
9.750% due 01/15/2017		29,716	33,876

Uncle Acquisition Corp.
8.625% due 02/15/2019		9,725	10,260

Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	1,800	2,691

206	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Universal City Development Partners Ltd.
8.875% due 11/15/2015		$7,600	$8,312
10.875% due 11/15/2016		6,500	7,329

Univision Communications, Inc.
7.875% due 11/01/2020		15,630	16,607
8.500% due 05/15/2021		25,700	26,728
12.000% due 07/01/2014		6,333	6,871

UPC Holding BV
8.000% due 11/01/2016	EUR	5,750	8,536
8.375% due 08/15/2020		17,250	25,119
9.750% due 04/15/2018		10,273	15,651

UPCB Finance II Ltd.
6.375% due 07/01/2020		25,000	33,820
6.625% due 07/01/2020		$10,000	9,850

UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	24,500	35,893

Valeant Pharmaceuticals International
6.500% due 07/15/2016		$19,750	19,602
6.750% due 10/01/2017		6,825	6,757
6.750% due 08/15/2021		17,500	16,691
6.875% due 12/01/2018		5,500	5,418
7.000% due 10/01/2020		32,595	31,780
7.250% due 07/15/2022		15,750	15,317

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		32,400	33,304

Vanguard Health Systems, Inc.
0.000% due 02/01/2016		6,500	4,160

Vertellus Specialties, Inc.
9.375% due 10/01/2015		10,475	11,234

Videotron Ltee
9.125% due 04/15/2018		2,775	3,129

Visant Corp.
10.000% due 10/01/2017		17,325	18,798

VWR Funding, Inc.
10.250% due 07/15/2015 (d)		12,000	12,750

Warner Chilcott Co. LLC
7.750% due 09/15/2018		46,175	48,599

Whiting Petroleum Corp.
6.500% due 10/01/2018		9,000	9,360

Windstream Corp.
7.000% due 03/15/2019		150	152
7.750% due 10/15/2020		13,500	13,939
7.750% due 10/01/2021		19,650	20,068
7.875% due 11/01/2017		2,500	2,694
8.125% due 08/01/2013		280	309
8.625% due 08/01/2016		25,000	26,625

WMG Acquisition Corp.
9.500% due 06/15/2016		25,005	26,568

Wynn Las Vegas LLC
7.750% due 08/15/2020		27,000	28,755

YCC Holdings LLC
10.250% due 02/15/2016 (d)		7,550	7,644

Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	25,000	36,847

Ziggo Finance BV
6.125% due 11/15/2017		10,750	15,273

			7,053,619

UTILITIES 9.2%

AES Corp.
7.750% due 03/01/2014		$4,890	5,306
7.750% due 10/15/2015		3,589	3,894
8.000% due 10/15/2017		12,630	13,640
8.000% due 06/01/2020		9,270	10,058
9.750% due 04/15/2016		18,900	21,782

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AES Ironwood LLC
8.857% due 11/30/2025	$47,566	$47,447

AES Red Oak LLC
8.540% due 11/30/2019	24,487	24,976
9.200% due 11/30/2029	3,795	3,833

Calpine Corp.
7.500% due 02/15/2021	26,925	28,002
7.875% due 07/31/2020	30,000	32,025
7.875% due 01/15/2023	10,000	10,387

Cincinnati Bell Telephone Co. LLC
6.300% due 12/01/2028	2,000	1,610

CMS Energy Corp.
8.750% due 06/15/2019	5,375	6,435

Covanta Holding Corp.
7.250% due 12/01/2020	7,800	8,201

Dominion Resources, Inc.
6.300% due 09/30/2066	13,200	12,971

Energy Future Holdings Corp.
10.000% due 01/15/2020	8,000	8,510

Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019	975	1,005
10.000% due 12/01/2020	9,750	10,372

Expro Finance Luxembourg SCA
8.500% due 12/15/2016	19,750	19,651

Frontier Communications Corp.
6.625% due 03/15/2015	5,725	5,997
7.000% due 11/01/2025	1,650	1,495
7.125% due 03/15/2019	39,995	40,795
7.450% due 07/01/2035	6,539	5,996
7.875% due 04/15/2015	8,275	8,958
7.875% due 01/15/2027	1,875	1,800
8.250% due 05/01/2014	8,475	9,450
8.250% due 04/15/2017	5,000	5,425
8.500% due 04/15/2020	4,875	5,308
9.000% due 08/15/2031	25,060	25,749

GenOn Energy, Inc.
7.875% due 06/15/2017	2,000	1,995

Homer City Funding LLC
8.734% due 10/01/2026	11,304	10,060

Inergy LP
6.875% due 08/01/2021	5,300	5,532
7.000% due 10/01/2018	8,500	8,882

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	9,410	10,233
8.625% due 11/14/2011	1,010	1,048

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	41,800	44,047

MetroPCS Wireless, Inc.
6.625% due 11/15/2020	7,750	7,760

Midwest Generation LLC
8.560% due 01/02/2016	47,112	48,054

NRG Energy, Inc.
7.375% due 02/01/2016	38,415	39,856
7.375% due 01/15/2017	44,380	46,377
8.250% due 09/01/2020	33,250	34,746

NV Energy, Inc.
6.750% due 08/15/2017	1,905	1,962

Penn Virginia Corp.
10.375% due 06/15/2016	6,950	7,888

Qwest Communications International, Inc.
7.500% due 02/15/2014	88,367	90,024

Qwest Corp.
7.200% due 11/10/2026	10,026	10,126
7.500% due 06/15/2023	17,606	17,738
7.875% due 09/01/2011	3,850	3,965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 05/01/2016	$3,225	$3,854
8.875% due 03/15/2012	16,500	17,696

Reliant Energy Mid-Atlantic Power Holdings LLC
9.681% due 07/02/2026	1,505	1,637

Sithe Independence Funding Corp.
9.000% due 12/30/2013	5,081	5,192

Sprint Capital Corp.
6.900% due 05/01/2019	91,185	94,604
8.375% due 03/15/2012	22,760	24,126
8.750% due 03/15/2032	32,710	34,959

Sprint Nextel Corp.
6.000% due 12/01/2016	45,210	45,606
8.375% due 08/15/2017	5,125	5,734

Telesat LLC
11.000% due 11/01/2015	34,411	38,497
12.500% due 11/01/2017	6,200	7,424

Tenaska Alabama Partners LP
7.000% due 06/30/2021	26,453	27,908

Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	6,475	7,017

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	5,000	5,200
7.748% due 02/02/2021	15,200	16,036

Virgin Media Finance PLC
9.500% due 08/15/2016	23,100	26,392

Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (m)	1,696	1,718

		1,134,971

Total Corporate Bonds & Notes (Cost $9,575,846)		10,359,660

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

Chesapeake Energy Corp.
2.250% due 12/15/2038	25,575	23,625

Transocean, Inc.
1.500% due 12/15/2037	15,000	14,681

Total Convertible Bonds & Notes (Cost $31,924)		38,306

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Los Angeles, California Community Redevelopment Agency Revenue Bonds, Series 2002
9.000% due 09/01/2012	325	325
9.750% due 09/01/2017	1,160	1,198
9.750% due 09/01/2022	1,375	1,361
9.750% due 09/01/2027	2,170	2,024
9.750% due 09/01/2032	3,480	3,110

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2003
6.590% due 11/01/2013	1,135	1,118
7.490% due 11/01/2018	1,435	1,428
7.740% due 11/01/2021	1,885	1,799

		12,363

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,200	160

Total Municipal Bonds & Notes (Cost $12,591)		12,523

See Accompanying Notes	Annual Report	March 31, 2011	207

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
5.000% due 07/15/2014	$200	$222

Total U.S. Government Agencies (Cost $224)		222

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Notes
1.750% due 07/31/2015 (h)	49,600	49,170

Total U.S. Treasury Obligations (Cost $49,619)		49,170

MORTGAGE-BACKED SECURITIES 2.2%

Adjustable Rate Mortgage Trust
2.980% due 10/25/2035	2,750	2,027

American Home Mortgage Assets
0.440% due 05/25/2046	2,782	1,690
0.440% due 09/25/2046	1,168	662
0.460% due 10/25/2046	3,461	1,972
1.012% due 02/25/2047	1,263	636
1.232% due 11/25/2046	20,841	10,022
6.250% due 06/25/2037	8,307	4,541

American Home Mortgage Investment Trust
1.960% due 09/25/2045	926	814

Banc of America Alternative Loan Trust
0.650% due 05/25/2035	1,779	1,329

Banc of America Funding Corp.
5.312% due 11/20/2035	558	414

Banc of America Large Loan, Inc.
1.005% due 08/15/2029	25,000	22,797

Banc of America Mortgage Securities, Inc.
2.881% due 02/25/2036	400	326

BCAP LLC Trust
0.420% due 01/25/2037	1,651	1,029

Bear Stearns Adjustable Rate Mortgage Trust
4.827% due 01/25/2035	309	288
5.675% due 02/25/2036	428	316

Bear Stearns Alt-A Trust
0.470% due 12/25/2046 (a)	35	1
2.788% due 01/25/2035	84	71
5.233% due 11/25/2036	7,392	4,909

Chase Mortgage Finance Corp.
3.743% due 03/25/2037	1,014	838

Citigroup Mortgage Loan Trust, Inc.
2.737% due 03/25/2034	212	216
5.492% due 07/25/2046	859	630
5.770% due 09/25/2037	5,607	3,999

Countrywide Alternative Loan Trust
0.420% due 01/25/2037	647	386
0.440% due 09/25/2046	2,478	1,393
0.448% due 12/20/2046	9,855	5,684
0.460% due 07/25/2046	548	369
0.464% due 03/20/2046	638	374
0.464% due 07/20/2046	3,239	1,462
0.480% due 08/25/2046	1,132	207
0.500% due 09/25/2046	700	145
0.500% due 10/25/2046	398	153
0.509% due 07/25/2035	298	206
0.520% due 05/25/2036	436	93
0.584% due 11/20/2035	1,354	851
0.620% due 02/25/2037	23,343	8,154
1.020% due 11/25/2035	749	449
1.312% due 12/25/2035	3,272	2,073
5.221% due 10/25/2035	390	330
5.500% due 11/25/2035	6,320	5,184
5.542% due 10/25/2035	1,408	983
5.663% due 02/25/2037	2,443	1,849
5.750% due 03/25/2037	500	371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2037		$707	$542
6.500% due 11/25/2037		1,069	906
6.900% due 07/25/2036 (b)		25,634	4,524

Countrywide Home Loan Mortgage Pass-Through Trust
0.550% due 04/25/2046		622	130
4.980% due 02/25/2047		469	319
5.103% due 03/25/2037		462	275
5.323% due 02/20/2036		549	424
5.393% due 04/20/2036		437	344
5.783% due 09/25/2047		584	424

Credit Suisse Mortgage Capital Certificates
6.000% due 10/25/2021 (a)		80	67

Deutsche ALT-A Securities, Inc.
5.239% due 10/25/2035		387	302
5.869% due 10/25/2036		625	396
5.886% due 10/25/2036		625	397

Downey Savings & Loan Association Mortgage Loan Trust
0.503% due 03/19/2045		416	289
0.574% due 07/19/2045		405	93

EMF-NL
2.006% due 07/17/2041	EUR	12,107	15,812

First Horizon Alternative Mortgage Securities
2.368% due 09/25/2035		$87	66
2.426% due 10/25/2034		93	84
6.000% due 05/25/2036		2,636	2,137

Greenpoint Mortgage Funding Trust
0.450% due 10/25/2046		767	192
0.450% due 12/25/2046		599	117
0.520% due 04/25/2036		538	102

GSR Mortgage Loan Trust
0.509% due 08/25/2046		638	161
2.784% due 01/25/2036		1,172	991
2.870% due 04/25/2035		60	54
5.750% due 03/25/2036		5,875	5,705

Harborview Mortgage Loan Trust
0.434% due 07/19/2046		2,677	1,654
0.444% due 07/21/2036		686	453
0.444% due 01/19/2038		359	238
0.454% due 09/19/2046		1,271	833
0.494% due 03/19/2036		11,624	7,358
1.162% due 12/19/2036		3,368	1,895
5.505% due 08/19/2036		528	427
5.750% due 08/19/2036		5,018	3,521

Impac CMB Trust
0.990% due 11/25/2034		55	49

Indymac IMSC Mortgage Loan Trust
0.430% due 07/25/2047		1,101	655

Indymac INDA Mortgage Loan Trust
5.640% due 08/25/2036		700	521

Indymac Index Mortgage Loan Trust
0.440% due 09/25/2046		1,746	1,041
0.450% due 06/25/2047		979	530
0.460% due 05/25/2046		349	223
0.490% due 07/25/2035		342	224
0.520% due 06/25/2037		599	121
2.591% due 08/25/2035		2,654	2,227
5.018% due 09/25/2035		2,607	2,098
5.080% due 01/25/2036		360	290
5.148% due 10/25/2035		381	306
5.210% due 11/25/2035		14,059	10,996
5.284% due 06/25/2036		659	559

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036		1,995	1,915

JPMorgan Mortgage Trust
6.000% due 08/25/2037		3,782	3,441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
0.420% due 12/25/2036	$1,922	$1,206
0.430% due 12/25/2036	669	426
0.450% due 10/25/2046	575	397

MASTR Adjustable Rate Mortgages Trust
0.460% due 04/25/2046	1,142	646
0.550% due 05/25/2047	800	280
0.590% due 05/25/2047	600	89

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037	1,070	788

Morgan Stanley Mortgage Loan Trust
0.560% due 01/25/2035	111	95
3.632% due 06/25/2036	364	355

Nomura Asset Acceptance Corp.
2.489% due 12/25/2034	207	202
5.820% due 03/25/2047	537	455

Residential Accredit Loans, Inc.
0.410% due 01/25/2037	14,697	9,554
0.430% due 06/25/2046	8,082	3,287
0.480% due 05/25/2037	748	192
0.500% due 08/25/2037	1,139	770
0.580% due 03/25/2037	9,646	3,505
5.500% due 02/25/2036 (a)	8,764	5,233
5.681% due 09/25/2035	429	325
6.500% due 07/25/2037	16,407	10,967

Residential Asset Securitization Trust
0.700% due 12/25/2036 (a)	1,352	585
6.000% due 05/25/2037	2,216	1,742
6.250% due 10/25/2036 (a)	1,420	999

Sequoia Mortgage Trust
2.463% due 01/20/2047	535	435

Structured Adjustable Rate Mortgage Loan Trust
2.622% due 03/25/2034	103	103
5.097% due 09/25/2036	700	415
5.157% due 05/25/2036	700	547
5.269% due 11/25/2035	396	266
6.000% due 10/25/2037 (a)	405	198

Structured Asset Mortgage Investments, Inc.
0.430% due 09/25/2047	6,360	3,988
0.440% due 07/25/2046	4,568	2,848
0.460% due 05/25/2046	2,294	1,307
0.470% due 05/25/2036	369	220
0.470% due 05/25/2046	1,564	771
0.470% due 09/25/2047	60,479	26,173
0.503% due 07/19/2035	142	126
0.509% due 05/25/2046	513	75
0.530% due 02/25/2036	373	227
0.550% due 08/25/2036	900	236

Suntrust Alternative Loan Trust
0.600% due 04/25/2036	6,751	2,306

TBW Mortgage-Backed Pass-Through Certificates
6.014% due 07/25/2037	547	315

WaMu Mortgage Pass-Through Certificates
0.470% due 07/25/2046	358	56
0.660% due 11/25/2045	600	369
0.660% due 12/25/2045	569	328
0.700% due 11/25/2034	960	682
1.012% due 02/25/2047	3,466	2,238
1.012% due 03/25/2047	3,764	2,516
1.052% due 01/25/2047	2,061	1,249
1.072% due 04/25/2047	2,887	2,172
1.122% due 07/25/2047	780	500
1.132% due 12/25/2046	1,358	900
2.623% due 10/25/2033	240	243
2.734% due 01/25/2047	764	568
5.270% due 04/25/2037	658	480
5.691% due 10/25/2036	5,063	4,324
5.695% due 02/25/2037	1,946	1,495
5.846% due 09/25/2036	908	722

208	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.072% due 04/25/2047	$771	$165
1.252% due 07/25/2046	131	59
1.282% due 05/25/2046	741	439

Total Mortgage-Backed Securities (Cost $246,080)		268,830

ASSET-BACKED SECURITIES 0.4%

Argent Securities, Inc.
1.300% due 12/25/2033	5,403	4,441

Carrington Mortgage Loan Trust
0.370% due 02/25/2037	709	671
0.400% due 08/25/2036	850	351

Countrywide Asset-Backed Certificates
5.689% due 10/25/2046	86	59

Credit-Based Asset Servicing & Securitization LLC
5.293% due 01/25/2037	9,558	4,354

GSAA Trust
0.550% due 05/25/2047	700	475

GSAMP Trust
0.320% due 12/25/2036	192	140
0.370% due 03/25/2047	588	559
0.400% due 08/25/2036	935	511

Lehman XS Trust
0.470% due 04/25/2046	402	218
0.480% due 06/25/2046 (a)	293	29
0.480% due 08/25/2046 (a)	251	20
0.490% due 09/25/2046	537	74
0.490% due 11/25/2046	559	118

MASTR Asset-Backed Securities Trust
0.460% due 11/25/2036	3,153	1,459

Merrill Lynch First Franklin Mortgage Loan Trust
0.370% due 07/25/2037	27,800	17,535

Mid-State Trust
7.791% due 03/15/2038	291	281

Morgan Stanley ABS Capital I
0.390% due 05/25/2037	1,555	577

Morgan Stanley Mortgage Loan Trust
0.480% due 02/25/2037	487	229
0.610% due 04/25/2037	623	306
5.750% due 04/25/2037	309	230
6.000% due 07/25/2047	331	252

Novastar Home Equity Loan
0.350% due 03/25/2037	943	911

Residential Asset Mortgage Products, Inc.
0.650% due 06/25/2047	700	339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp.
0.400% due 08/25/2036		$700	$392

Structured Asset Securities Corp.
0.400% due 05/25/2037		4,822	4,565
0.550% due 06/25/2035		16,570	11,618

Total Asset-Backed Securities (Cost $47,089)			50,714

SOVEREIGN ISSUES 1.8%

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	183,376	110,572
10.000% due 01/01/2017		205,600	111,694

Total Sovereign Issues (Cost $196,409)			222,266

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Dex One Corp. (e)		1,180,515	5,714

ENERGY 0.0%

SemGroup Corp. 'A' (e)		1	0

Total Common Stocks (Cost $36,596)			5,714

CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Bank of America Corp.
7.250% due 12/31/2049		2,000	2,022

Lehman Brothers Holdings, Inc.
8.750% due 07/01/2011		6,700	2

Wells Fargo & Co.
7.500% due 12/31/2049		42,050	43,530

Total Convertible Preferred Securities (Cost $38,275)			45,554

PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.5%

ABN AMRO North America Capital Funding Trust I
1.360% due 12/31/2049		17,000	10,954

Ally Financial, Inc.
7.000% due 12/31/2049		37,250	34,664

GMAC Capital Trust I
8.125% due 12/31/2049		900,000	22,996

			68,614

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

Las Vegas Sands Corp.
10.000% due 12/31/2049		204,300	$23,043

Total Preferred Securities (Cost $88,739)			91,657

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.9%

REPURCHASE AGREEMENTS 0.3%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011		$31,000	31,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $31,709. Repurchase proceeds are $31,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011		7,934	7,934
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $8,095. Repurchase proceeds are $7,934.)

			38,934

JAPAN TREASURY BILLS 0.8%
0.108% due 04/25/2011	JPY	7,790,000	93,646

U.S. TREASURY BILLS 0.1%
0.150% due 07/07/2011 - 09/22/2011 (f)(h)		$10,190	10,184

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (g) 4.7%
		58,264,863	583,697

Total Short-Term Instruments (Cost $727,693)			726,461

Total Investments 100.2% (Cost $11,585,793)			$12,411,351

Other Assets and Liabilities (Net) (0.2%)			(19,157)

Net Assets 100.0%			$12,392,194

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-Issued security.
(d)	Payment in-kind bond security.
(e)	Non-income producing security.
(f)	Coupon represents a weighted average yield.
(g)	Affiliated to the Fund.
(h)	Securities with an aggregate market value of $32,127 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(j)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $14,692 at a weighted average interest rate of -0.829%. On March 31, 2011, securities valued at $3,272 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Annual Report	March 31, 2011	209

Schedule of Investments PIMCO High Yield Fund (Cont.)

(k)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CSFB	5.000%	06/20/2014	1.976%	$	4,100	$390	$(246)	$636
AES Corp.	GSC	5.000%	12/20/2013	1.657%		11,250	1,017	(872)	1,889
AES Corp.	RBS	5.000%	12/20/2014	2.435%		5,000	458	20	438
AES Corp.	UBS	5.000%	12/20/2014	2.435%		5,000	458	20	438
Ally Financial, Inc.	BOA	7.000%	12/20/2012	1.585%		2,500	236	0	236
Ally Financial, Inc.	BOA	5.000%	09/20/2013	1.906%		37,000	2,792	(9,712)	12,504
Ally Financial, Inc.	DUB	5.000%	03/20/2012	1.146%		3,000	117	(465)	582
Ally Financial, Inc.	DUB	6.350%	12/20/2012	1.585%		3,650	303	0	303
Ally Financial, Inc.	JPM	2.110%	03/20/2012	1.146%		10,000	100	0	100
American International Group, Inc.	BOA	5.000%	09/20/2011	0.402%		10,900	257	(2,616)	2,873
American International Group, Inc.	GSC	5.000%	09/20/2011	0.402%		13,500	318	(3,105)	3,423
ARAMARK Corp.	CITI	5.000%	03/20/2014	2.865%		5,100	315	(139)	454
Biomet, Inc.	CITI	6.500%	06/20/2014	1.981%		3,000	402	0	402
Biomet, Inc.	JPM	8.000%	03/20/2014	1.923%		4,000	673	0	673
Biomet, Inc.	MSC	3.550%	03/20/2013	1.680%		1,500	54	0	54
Celanese Corp.	UBS	1.450%	12/20/2012	1.847%		2,000	(12)	0	(12)
Community Health Systems, Inc.	CITI	5.000%	09/20/2014	3.307%		2,900	163	(261)	424
Community Health Systems, Inc.	GSC	5.000%	12/20/2013	2.623%		22,500	1,434	(2,231)	3,665
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	2.834%		24,700	1,549	(2,254)	3,803
Community Health Systems, Inc.	GSC	5.000%	06/20/2014	3.014%		10,000	618	(500)	1,118
Community Health Systems, Inc.	JPM	5.000%	12/20/2013	2.623%		3,750	239	(366)	605
CSC Holdings, Inc.	MSC	3.650%	03/20/2013	0.862%		1,500	82	0	82
CSC Holdings, Inc.	UBS	1.450%	09/20/2013	1.023%		2,600	28	0	28
El Paso Corp.	GSC	5.000%	09/20/2014	1.133%		30,325	4,008	(2,881)	6,889
Ford Motor Co.	UBS	2.390%	03/20/2012	0.696%		18,500	164	0	164
Ford Motor Co.	UBS	2.490%	12/20/2012	0.697%		1,000	14	0	14
Ford Motor Co.	UBS	2.590%	03/20/2013	0.697%		5,000	73	0	73
GenOn Energy, Inc.	BCLY	5.000%	09/20/2014	5.244%		3,800	(22)	(598)	576
GenOn Energy, Inc.	CITI	5.000%	09/20/2014	5.244%		4,100	(25)	(451)	426
GenOn Energy, Inc.	DUB	5.000%	09/20/2014	5.244%		900	(5)	(130)	125
GenOn Energy, Inc.	GSC	5.000%	09/20/2014	5.266%		1,500	(10)	(255)	245
GenOn Energy, Inc.	GSC	5.000%	09/20/2014	5.244%		20,150	(121)	(3,512)	3,391
Georgia-Pacific LLC	BOA	5.000%	09/20/2014	0.984%		18,000	2,473	(1,845)	4,318
Georgia-Pacific LLC	GSC	5.000%	12/20/2013	0.770%		3,750	433	(338)	771
Georgia-Pacific LLC	JPM	5.000%	12/20/2013	0.770%		9,000	1,039	(799)	1,838
Georgia-Pacific LLC	MLP	5.000%	12/20/2013	0.770%		5,250	606	(479)	1,085
Georgia-Pacific LLC	MSC	3.800%	03/20/2013	0.320%		1,500	105	0	105
HCA, Inc.	BOA	4.650%	09/20/2013	2.014%		3,000	195	0	195
HCA, Inc.	CITI	2.000%	09/20/2012	1.520%		4,400	33	0	33
HCA, Inc.	CSFB	5.000%	06/20/2014	2.062%		9,600	835	(1,050)	1,885
NRG Energy, Inc.	CSFB	5.000%	12/20/2013	2.266%		3,750	277	(42)	319
NRG Energy, Inc.	GSC	4.200%	09/20/2013	1.984%		6,875	378	0	378
NRG Energy, Inc.	JPM	5.380%	12/20/2013	2.266%		4,500	377	0	377
NRG Energy, Inc.	MLP	5.500%	12/20/2013	2.266%		5,250	457	0	457
Oshkosh Corp.	UBS	1.900%	03/20/2012	0.598%		3,000	40	0	40
Oshkosh Corp.	UBS	2.100%	12/20/2012	1.199%		2,000	32	0	32
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	0.357%		1,100	58	0	58
Qwest Capital Funding, Inc.	CSFB	3.100%	12/20/2012	0.357%		5,000	243	0	243
SLM Corp.	BCLY	5.000%	12/20/2013	1.513%		4,250	400	(468)	868
SLM Corp.	BOA	5.000%	09/20/2014	1.978%		18,650	1,897	(2,611)	4,508
SLM Corp.	DUB	5.000%	06/20/2012	0.620%		9,900	549	(1,287)	1,836
SLM Corp.	DUB	5.000%	09/20/2014	1.978%		2,000	203	(225)	428
SLM Corp.	GSC	7.600%	03/20/2012	0.528%		4,750	340	0	340
SLM Corp.	MSC	5.000%	09/20/2011	0.427%		5,000	117	(300)	417
SLM Corp.	MSC	5.000%	06/20/2014	1.778%		6,000	608	(1,020)	1,628
SunGard Data Systems, Inc.	BCLY	5.000%	09/20/2014	3.280%		2,000	115	(230)	345
SunGard Data Systems, Inc.	CITI	5.000%	03/20/2014	2.789%		4,000	257	(261)	518
SunGard Data Systems, Inc.	MSC	3.800%	03/20/2013	1.520%		1,500	66	0	66
Swedbank AB	BOA	1.000%	12/20/2014	1.110%	EUR	2,500	(12)	(237)	225
Swedbank AB	UBS	1.000%	12/20/2014	1.110%		2,500	(12)	(237)	225
TRW Automotive Holdings Corp.	UBS	1.150%	03/20/2013	0.668%	$	2,000	20	0	20

							$28,196	$(41,983)	$70,179

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.07-1 Index	CSFB	0.090%	08/25/2037	$	25,232	$(14,360)	$(17,663)	$3,303
CDX.HY - 15 5-Year Index	BCLY	5.000%	12/20/2015		126,450	4,386	4,104	282
CDX.HY - 15 5-Year Index	BOA	5.000%	12/20/2015		25,000	868	891	(23)

210	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on credit indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY - 15 5-Year Index	CITI	5.000%	12/20/2015	$	50,000	$1,735	$(109)	$1,844
CDX.HY - 15 5-Year Index	CSFB	5.000%	12/20/2015		9,950	346	277	69
CDX.HY - 15 5-Year Index	DUB	5.000%	12/20/2015		40,000	1,387	1,300	87
CDX.HY - 15 5-Year Index	GSC	5.000%	12/20/2015		8,750	303	246	57
CDX.HY - 15 5-Year Index	JPM	5.000%	12/20/2015		34,875	1,210	0	1,210
CDX.HY - 15 5-Year Index	MSC	5.000%	12/20/2015		7,925	275	228	47
CDX.HY - 15 5-Year Index	RBS	5.000%	12/20/2015		75,000	2,601	(641)	3,242
CDX.HY - 15 5-Year Index	UBS	5.000%	12/20/2015		51,050	1,770	1,998	(228)
CDX.IG - 9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012		8,680	108	0	108
CDX.IG - 9 5-Year Index 30-100%	DUB	0.760%	12/20/2012		11,574	144	0	144

						$773	$(9,369)	$10,142

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Transactions in written call and put options for the period ended March 31, 2011:

	Notional Amount in $	Premium
Balance at 03/31/2010	$1,317,300	$12,157
Sales	0	0
Closing Buys	(1,317,300)	(12,157)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2011	$0	$0

(m)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$5,344	$5,462	0.05%
Tesoro Petroleum Corp.	7.466%	07/17/2012	11/17/2004	9,989	9,924	0.08%
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	07/28/1995 - 01/01/2010	1,695	1,718	0.01%

				$17,028	$17,104	0.14%

(n)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	172,000	04/2011	HSBC	$0	$(2,418)	$(2,418)
Buy		172,000	04/2011	UBS	5,408	0	5,408
Sell		472,534	05/2011	HSBC	0	(9,873)	(9,873)
Buy		172,000	06/2011	HSBC	2,491	0	2,491
Sell	CAD	11,900	06/2011	BNP	0	(77)	(77)
Sell	CHF	12,605	05/2011	BNP	0	(310)	(310)
Buy		4,336	05/2011	BOA	72	0	72
Sell		1,576	05/2011	BOA	0	(90)	(90)
Buy	CNY	15,251	11/2011	BCLY	3	(11)	(8)
Buy		64,314	11/2011	CITI	16	0	16
Buy		4,721	11/2011	HSBC	0	(5)	(5)
Buy		33,584	11/2011	JPM	0	(32)	(32)
Buy		3,094	11/2011	RBS	1	0	1
Buy		5,621	02/2012	BCLY	0	(6)	(6)
Buy		96,456	02/2012	DUB	131	0	131
Sell	EUR	1,076	04/2011	BCLY	0	(56)	(56)
Sell		26,239	04/2011	BNP	0	(324)	(324)
Buy		1,000	04/2011	BOA	70	0	70
Sell		1,208	04/2011	BOA	0	(45)	(45)

See Accompanying Notes	Annual Report	March 31, 2011	211

Schedule of Investments PIMCO High Yield Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	4,114	04/2011	CITI	$223	$0	$223
Sell		79,667	04/2011	CITI	0	(5,159)	(5,159)
Buy		2,250	04/2011	DUB	90	0	90
Sell		1,321	04/2011	DUB	0	(50)	(50)
Sell		269,518	04/2011	MSC	0	(19,249)	(19,249)
Sell		149,148	04/2011	RBC	0	(10,308)	(10,308)
Sell		37,064	04/2011	RBS	0	(1,600)	(1,600)
Buy		234	04/2011	UBS	0	(1)	(1)
Sell	GBP	5,201	06/2011	BNP	99	0	99
Sell		63,358	06/2011	CITI	72	0	72
Sell		63,357	06/2011	CSFB	104	0	104
Sell		7,047	06/2011	RBC	8	(27)	(19)
Sell	JPY	7,790,000	04/2011	BOA	1,106	0	1,106

					$9,894	$(49,641)	$(39,747)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$468,845	$71,429	$540,274
Corporate Bonds & Notes
Banking & Finance	0	2,170,086	984	2,171,070
Industrials	31,104	6,917,903	104,612	7,053,619
Utilities	0	1,083,563	51,408	1,134,971
Convertible Bonds & Notes
Industrials	0	38,306	0	38,306
Municipal Bonds & Notes
California	0	12,363	0	12,363
Puerto Rico	0	160	0	160
U.S. Government Agencies	0	222	0	222
U.S. Treasury Obligations	0	49,170	0	49,170
Mortgage-Backed Securities	0	268,830	0	268,830
Asset-Backed Securities	0	50,714	0	50,714
Sovereign Issues	0	222,266	0	222,266
Common Stocks
Consumer Discretionary	5,714	0	0	5,714
Energy	0	0	0	0
Convertible Preferred Securities
Banking & Finance	45,552	0	2	45,554
Preferred Securities
Banking & Finance	0	68,614	0	68,614
Industrials	23,043	0	0	23,043

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Repurchase Agreements	$0	$38,934	$0	$38,934
Japan Treasury Bills	0	93,646	0	93,646
U.S. Treasury Bills	0	10,184	0	10,184
PIMCO Short-Term Floating NAV Portfolio	583,697	0	0	583,697
	$689,110	$11,493,806	$228,435	$12,411,351

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	80,584	0	80,584
Foreign Exchange Contracts	0	9,894	0	9,894
	$0	$90,478	$0	$90,478

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(263)	0	(263)
Foreign Exchange Contracts	0	(49,641)	0	(49,641)
	$0	$(49,904)	$0	$(49,904)

Totals	$689,110	$11,534,380	$228,435	$12,451,925

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
Bank Loan Obligations	$0	$71,490	$0	$0	$0	$(61)	$0	$0	$71,429	$(61)
Corporate Bonds & Notes
Banking & Finance	2,322	0	(2,253)	4	11	(84)	984	0	984	0
Industrials	19,583	0	(3,984)	171	163	157	88,522	0	104,612	(9)
Utilities	3,173	0	(1,389)	2	3	(72)	49,691	0	51,408	(29)
Convertible Bonds & Notes
Banking & Finance	7,799	0	(7,852)	0	(148)	201	0	0	0	0
Convertible Preferred Securities
Banking & Finance	0	0	0	0	0	0	2	0	2	0
Preferred Securities
Banking & Finance	12,298	0	(12,500)	0	188	14	0	0	0	0
Warrants
Energy	1,042	0	(1,030)	0	462	(474)	0	0	0	0
	$46,217	$71,490	$(29,008)	$177	$679	$(319)	$139,199	$0	$228,435	$(99)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.

212	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$9,894	$0	$9,894
Unrealized appreciation on swap agreements	0	80,584	0	0	0	80,584

	$0	$80,584	$0	$9,894	$0	$90,478

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$49,641	$0	$49,641
Unrealized depreciation on swap agreements	0	263	0	0	0	263

	$0	$263	$0	$49,641	$0	$49,904

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$25,201	$0	$0	$42,385	$67,586
Net realized (loss) on foreign currency transactions	0	0	0	(58,790)	0	(58,790)

	$0	$25,201	$0	$(58,790)	$42,385	$8,796

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$25,239	$0	$0	$(36,737)	$(11,498)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(34,651)	0	(34,651)

	$0	$25,239	$0	$(34,651)	$(36,737)	$(46,149)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(q)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$4,917	$(5,170)	$(253)
BNP	(612)	330	(282)
BOA	9,819	(9,640)	179
CITI	(1,910)	1,227	(683)
CSFB	(12,165)	12,706	541
DUB	2,869	(2,740)	129
GSC	10,267	(10,400)	(133)
HSBC	(9,805)	0	(9,805)
JPM	3,606	(3,620)	(14)
MLP	1,063	(1,120)	(57)
MSC	(17,942)	6,920	(11,022)
RBC	(10,327)	9,305	(1,022)
RBS	1,460	(2,910)	(1,450)
UBS	7,982	(7,880)	102

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	213

Schedule of Investments PIMCO High Yield Spectrum Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.0%

Alpha Natural Resources, Inc.
5.000% due 01/28/2012		$3,250	$3,224

Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		1,000	999

Cardinal Health, Inc.
2.496% due 04/10/2014		499	485

CommScope, Inc.
5.000% due 01/14/2018		500	504

Emergency Medical Services
4.000% due 08/19/2011		1,500	1,491

First Data Corp.
3.002% due 09/24/2014		1,999	1,918

General Nutrition Centers, Inc.
4.250% due 03/02/2018		1,000	1,001

Goodman Global, Inc.
9.000% due 10/28/2017		500	516

HCA, Inc.
2.557% due 11/14/2013		500	498

OSI Restaurant Partners LLC
2.625% due 06/14/2014		469	456

Sterigenics International, Inc.
4.000% due 07/22/2011		1,000	993

Texas Competitive Electric Holdings Co. LLC
3.746% due 10/10/2014		77	65
3.759% due 10/10/2014		1,899	1,601
3.803% due 10/10/2014		21	17

Univision Communications, Inc.
2.246% due 09/15/2014		443	432

Warner Chilcott, Inc.
4.000% due 03/17/2018		500	503

Total Bank Loan Obligations (Cost $14,492)			14,703

CORPORATE BONDS & NOTES 87.4%

BANKING & FINANCE 14.0%

ABN AMRO Bank NV
0.503% due 01/17/2017		1,000	885

Ally Financial, Inc.
6.250% due 12/01/2017		2,000	2,040
6.625% due 05/15/2012		250	261
7.500% due 09/15/2020		1,000	1,071
8.300% due 02/12/2015		500	549

American International Group, Inc.
8.175% due 05/15/2068		250	271
8.625% due 05/22/2068	GBP	500	840

BAC Capital Trust VII
5.250% due 08/10/2035		1,500	1,865

Barclays Bank PLC
7.434% due 09/29/2049		$1,000	1,005

Boats Investments BV
11.000% due 03/31/2017	EUR	1,461	1,909

BPCE S.A.
4.625% due 07/29/2049		1,500	1,860
5.250% due 07/29/2049		500	648

Cequel Communications Holdings I LLC
8.625% due 11/15/2017		$1,500	1,571

Checkout Holding Corp.
0.000% due 11/15/2015		475	312

CIT Group, Inc.
7.000% due 05/01/2015		1,750	1,770
7.000% due 05/01/2016		3,000	3,011
7.000% due 05/01/2017		750	753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole S.A.
5.136% due 12/29/2049	GBP	500	$698
7.589% due 01/29/2049		700	1,084
8.375% due 10/29/2049		$1,000	1,075

FCE Bank PLC
5.125% due 11/16/2015	GBP	250	392
7.125% due 01/15/2013	EUR	500	746

Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$1,000	1,047
6.625% due 08/15/2017		500	534
7.000% due 10/01/2013		1,000	1,079
8.000% due 06/01/2014		250	278
8.000% due 12/15/2016		1,000	1,135
8.700% due 10/01/2014		1,250	1,419
12.000% due 05/15/2015		500	629

GMAC International Finance BV
7.500% due 04/21/2015	EUR	500	750

HBOS PLC
0.509% due 09/06/2017		$1,500	1,275
1.392% due 09/01/2016	EUR	250	313
6.750% due 05/21/2018		$500	490

ILFC E-Capital Trust II
6.250% due 12/21/2065		750	634

Ineos Finance PLC
9.000% due 05/15/2015		500	548

ING Capital Funding Trust III
3.907% due 12/29/2049		1,000	974

ING Groep NV
5.140% due 03/29/2049	GBP	500	680
5.775% due 12/29/2049		$2,500	2,325

ING Verzekeringen NV
6.375% due 05/07/2027	EUR	250	335

International Lease Finance Corp.
8.250% due 12/15/2020		$250	274
9.000% due 03/15/2017		250	282

Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	750	1,044

ISS Holdings A/S
8.875% due 05/15/2016		500	742

LBG Capital No.1 PLC
6.439% due 05/23/2020		1,500	1,881
7.375% due 03/12/2020		100	132
7.867% due 12/17/2019	GBP	500	766
7.875% due 11/01/2020		$1,500	1,471
8.000% due 12/29/2049		250	241

LBG Capital No.2 PLC
9.125% due 07/15/2020	GBP	250	405

Marina District Finance Co., Inc.
9.875% due 08/15/2018		$250	263

MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,164

Nationwide Building Society
1.392% due 12/22/2016	EUR	1,500	2,020

Regions Bank
7.500% due 05/15/2018		$1,000	1,058

Regions Financial Corp.
7.375% due 12/10/2037		1,275	1,253

Royal Bank of Scotland Group PLC
1.901% due 01/28/2016	EUR	1,000	1,209
7.648% due 08/29/2049		$750	705
9.118% due 03/31/2049		250	251

Royal Bank Of Scotland NV
1.010% due 03/09/2015		500	439

Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	1,000	1,749

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
6.250% due 01/25/2016		$500	$522
8.000% due 03/25/2020		1,000	1,092
8.450% due 06/15/2018		1,000	1,122

Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	1,000	1,329
4.125% due 11/29/2013		1,000	1,299
4.875% due 07/15/2012		$250	247
5.375% due 10/01/2012		250	247
6.900% due 12/15/2017		500	459

Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	327
10.500% due 02/15/2019		750	1,243

Wind Acquisition Finance S.A.
7.250% due 02/15/2018		$750	786
7.375% due 02/15/2018	EUR	1,500	2,216
11.750% due 07/15/2017		$1,000	1,155
11.750% due 07/15/2017	EUR	250	412

			68,866

INDUSTRIALS 67.8%

Advanced Micro Devices, Inc.
7.750% due 08/01/2020		$1,000	1,032

Affinion Group, Inc.
7.875% due 12/15/2018		1,000	945

Aguila 3 S.A.
7.875% due 01/31/2018		1,250	1,281
7.875% due 01/31/2018	CHF	750	843

Air Canada
9.250% due 08/01/2015		$250	262

Alere, Inc.
8.625% due 10/01/2018		750	798

Aleris International, Inc.
7.625% due 02/15/2018		2,500	2,519

Alliance One International, Inc.
10.000% due 07/15/2016		250	255

American Tire Distributors, Inc.
9.750% due 06/01/2017		250	276

Ameristar Casinos, Inc.
7.500% due 04/15/2021 (a)		1,500	1,487

AMGH Merger Sub, Inc.
9.250% due 11/01/2018		1,250	1,348

Anadarko Petroleum Corp.
6.450% due 09/15/2036		500	501

Antero Resources Finance Corp.
9.375% due 12/01/2017		250	274

ARAMARK Corp.
8.500% due 02/01/2015		1,500	1,571

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	150	218
9.250% due 10/15/2020		1,000	1,486

Armored Autogroup, Inc.
9.250% due 11/01/2018		$250	256

Associated Materials LLC
9.125% due 11/01/2017		500	536

Avaya, Inc.
7.000% due 04/01/2019		1,500	1,470
9.750% due 11/01/2015		1,000	1,005

Axcan Intermediate Holdings, Inc.
12.750% due 03/01/2016		1,000	1,118

Bakkavor Finance 2 PLC
8.250% due 02/15/2018	GBP	500	746

Basic Energy Services, Inc.
7.750% due 02/15/2019		$250	258

214	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch & Lomb, Inc.
9.875% due 11/01/2015		$1,000	$1,078

BE Aerospace, Inc.
6.875% due 10/01/2020		500	520

Berry Plastics Corp.
5.053% due 02/15/2015		250	249
9.500% due 05/15/2018		2,000	2,000
9.750% due 01/15/2021		1,500	1,492

BI-LO LLC
9.250% due 02/15/2019		750	781

Biomet, Inc.
10.000% due 10/15/2017		500	551
10.375% due 10/15/2017 (b)		1,250	1,380
11.625% due 10/15/2017		3,500	3,920

Blue Merger Sub, Inc.
7.625% due 02/15/2019		2,000	2,038

Boardriders S.A.
8.875% due 12/15/2017	EUR	200	304

Boart Longyear Management Pty. Ltd.
7.000% due 04/01/2021		$750	772

Bombardier, Inc.
6.125% due 05/15/2021	EUR	200	273

Brickman Group Holdings, Inc.
9.125% due 11/01/2018		$500	538

Briggs & Stratton Corp.
6.875% due 12/15/2020		500	526

Brigham Exploration Co.
8.750% due 10/01/2018		250	279

Buccaneer Merger Sub, Inc.
9.125% due 01/15/2019		700	746

Building Materials Corp. of America
6.875% due 08/15/2018		500	514
7.500% due 03/15/2020		500	522

Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,000	1,045

Bumble Bee Holdco SCA
9.625% due 03/15/2018		1,500	1,406

Cablevision Systems Corp.
7.750% due 04/15/2018		225	244
8.000% due 04/15/2020		250	274

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		3,250	2,982
11.250% due 06/01/2017		250	285

Capella Healthcare, Inc.
9.250% due 07/01/2017		500	535

Carlson Wagonlit BV
6.813% due 05/01/2015	EUR	500	694

Casella Waste Systems, Inc.
7.750% due 02/15/2019		$750	754

Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015 (b)		500	516
9.750% due 04/15/2017	EUR	750	1,079

CCO Holdings LLC
7.000% due 01/15/2019		$1,250	1,287
7.250% due 10/30/2017		250	262

Celanese U.S. Holdings LLC
6.625% due 10/15/2018		1,000	1,032

Cemex Finance LLC
9.625% due 12/14/2017	EUR	500	746

Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$2,000	2,108

CF Industries, Inc.
6.875% due 05/01/2018		500	562
7.125% due 05/01/2020		250	284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
8.000% due 04/30/2012		$500	$528

Chesapeake Energy Corp.
7.250% due 12/15/2018		1,000	1,122
9.500% due 02/15/2015		1,000	1,245

Chinos Acquisition Corp.
8.125% due 03/01/2019		1,500	1,479

Cirsa Funding Luxembourg S.A.
8.750% due 05/15/2018	EUR	250	363

Citadel Broadcasting Corp.
7.750% due 12/15/2018		$225	245

CityCenter Holdings LLC
7.625% due 01/15/2016		500	519
10.750% due 01/15/2017 (b)		350	363

Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,000	1,002
10.750% due 08/01/2016		2,000	1,915

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		2,500	2,746

Clearwater Paper Corp.
7.125% due 11/01/2018		50	53

CNL Income Properties, Inc.
7.250% due 04/15/2019 (a)		1,250	1,241

Codere Finance Luxembourg S.A.
8.250% due 06/15/2015	EUR	1,000	1,449

Columbus McKinnon Corp.
7.875% due 02/01/2019		$100	103

CommScope, Inc.
8.250% due 01/15/2019		1,000	1,050

Community Health Systems, Inc.
8.875% due 07/15/2015		1,250	1,322

Concho Resources, Inc.
7.000% due 01/15/2021		100	106
8.625% due 10/01/2017		500	555

Consol Energy, Inc.
6.375% due 03/01/2021		650	654
8.250% due 04/01/2020		1,500	1,671

Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,725	2,558
7.500% due 09/15/2017		2,000	2,987

Continental Resources, Inc.
7.125% due 04/01/2021		$500	534
8.250% due 10/01/2019		250	278

Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		1,000	1,080

CPI International Acquisition, Inc.
8.000% due 02/15/2018		500	505

Crown Americas LLC
6.250% due 02/01/2021		500	511

Crown Newco 3 PLC
7.000% due 02/15/2018	GBP	300	492
8.875% due 02/15/2019		1,000	1,666

CSC Holdings LLC
7.625% due 07/15/2018		$2,250	2,475
8.625% due 02/15/2019		1,000	1,150

Darling International, Inc.
8.500% due 12/15/2018		625	683

DaVita, Inc.
6.375% due 11/01/2018		1,000	1,012
6.625% due 11/01/2020		500	509

Denbury Resources, Inc.
8.250% due 02/15/2020		1,000	1,122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Digicel Group Ltd.
8.875% due 01/15/2015		$500	$523
10.500% due 04/15/2018		1,500	1,725

Digicel Ltd.
8.250% due 09/01/2017		1,000	1,065

DISH DBS Corp.
7.125% due 02/01/2016		1,500	1,609
7.875% due 09/01/2019		1,250	1,359

Diversey Holdings, Inc.
10.500% due 05/15/2020		1,260	1,469

Diversey, Inc.
8.250% due 11/15/2019		500	539

DJO Finance LLC
9.750% due 10/15/2017		2,000	2,110
10.875% due 11/15/2014		750	821

Dollar General Corp.
10.625% due 07/15/2015		1,000	1,078

Dresser-Rand Group, Inc.
6.500% due 05/01/2021		1,000	1,036

Dunkin Finance Corp.
9.625% due 12/01/2018		228	233

Dynegy Holdings, Inc.
7.750% due 06/01/2019		500	391

Easton-Bell Sports, Inc.
9.750% due 12/01/2016		250	282

Edcon Proprietary Ltd.
4.423% due 06/15/2014	EUR	1,000	1,226
9.500% due 03/01/2018		$1,000	1,005

El Paso Corp.
7.750% due 01/15/2032		1,500	1,687
7.800% due 08/01/2031		750	835

Elizabeth Arden, Inc.
7.375% due 03/15/2021		225	236

EN Germany Holdings BV
10.750% due 11/15/2015	EUR	250	366

Endo Pharmaceuticals Holdings, Inc.
7.000% due 12/15/2020		$250	260

Energy Partners Ltd.
8.250% due 02/15/2018		1,700	1,700

Energy Transfer Equity LP
7.500% due 10/15/2020		250	273

Exide Technologies
8.625% due 02/01/2018		1,000	1,072

Exterran Holdings, Inc.
7.250% due 12/01/2018		250	256

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		500	519

First Data Corp.
8.250% due 01/15/2021		2,000	2,005
10.550% due 09/24/2015 (b)		1,000	1,041
12.625% due 01/15/2021		1,500	1,635

Florida East Coast Railway Corp.
8.125% due 02/01/2017		500	524

FMG Resources Pty. Ltd.
6.875% due 02/01/2018		1,000	1,048
7.000% due 11/01/2015		75	78

Foodcorp Ltd.
8.750% due 03/01/2018	EUR	1,000	1,385

Forest Oil Corp.
7.250% due 06/15/2019		$500	525

Frac Tech Services LLC
7.125% due 11/15/2018		100	103

See Accompanying Notes	Annual Report	March 31, 2011	215

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gateway Casinos & Entertainment Ltd.
8.875% due 11/15/2017	CAD	100	$108

General Nutrition Centers, Inc.
5.750% due 03/15/2014 (b)		$1,250	1,250

Geo Group, Inc.
6.625% due 02/15/2021		500	498

GeoEye, Inc.
8.625% due 10/01/2016		1,000	1,070

Georgia-Pacific LLC
7.250% due 06/01/2028		1,500	1,575
7.375% due 12/01/2025		500	530
8.000% due 01/15/2024		750	861
8.875% due 05/15/2031		750	909

Giant Funding Corp.
8.250% due 02/01/2018		1,000	1,031

Goodyear Tire & Rubber Co.
8.250% due 08/15/2020		600	645

Graham Packaging Co. LP
8.250% due 10/01/2018		500	539

Graphic Packaging International, Inc.
7.875% due 10/01/2018		250	269

Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019		250	254

Griffon Corp.
7.125% due 04/01/2018		500	511

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	1,000	1,419
5.173% due 09/15/2017		600	856

Hapag-Lloyd AG
9.000% due 10/15/2015		500	755

Harvest Operations Corp.
6.875% due 10/01/2017		$100	104

HCA Holdings, Inc.
7.750% due 05/15/2021		2,000	2,095

HCA, Inc.
7.250% due 09/15/2020		1,000	1,075
7.875% due 02/15/2020		500	546
9.125% due 11/15/2014		500	527
9.250% due 11/15/2016		1,000	1,081
9.625% due 11/15/2016 (b)		1,825	1,971

Headwaters, Inc.
7.625% due 04/01/2019		1,250	1,256

HeidelbergCement Finance BV
5.625% due 01/04/2018	EUR	250	360
7.500% due 04/03/2020		500	755

Hertz Corp.
6.750% due 04/15/2019		$1,500	1,494
7.375% due 01/15/2021		750	771
7.500% due 10/15/2018		500	520

Hexion U.S. Finance Corp.
8.875% due 02/01/2018		1,500	1,594
9.000% due 11/15/2020		4,000	4,158

Host Hotels & Resorts, Inc.
6.000% due 11/01/2020		500	494

Huntington Ingalls Industries, Inc.
7.125% due 03/15/2021		300	314

Huntsman International LLC
8.625% due 03/15/2021		500	548

Hyva Global BV
8.625% due 03/24/2016		1,000	1,030

Inaer Aviation Finance Ltd.
9.500% due 08/01/2017	EUR	1,500	2,115

Ineos Group Holdings PLC
7.875% due 02/15/2016		3,250	4,525
8.500% due 02/15/2016		$250	253

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Insight Communications Co., Inc.
9.375% due 07/15/2018		$250	$279

Intelsat Intermediate Holding Co. S.A.
9.500% due 02/01/2015		500	520

Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019 (a)		1,200	1,208
7.250% due 10/15/2020		750	754
7.500% due 04/01/2021 (a)		800	806
9.250% due 06/15/2016		500	514
9.500% due 06/15/2016		1,250	1,325

Intelsat Luxembourg S.A.
11.250% due 02/04/2017		1,500	1,646
11.500% due 02/04/2017 (b)		4,578	5,047

Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,691

Intergen NV
9.000% due 06/30/2017		1,000	1,082

inVentiv Health, Inc.
10.000% due 08/15/2018		625	652

Iron Mountain, Inc.
8.000% due 06/15/2020		250	266

ISS Financing PLC
11.000% due 06/15/2014	EUR	1,000	1,555

Jarden Corp.
6.125% due 11/15/2022		$500	491
7.500% due 01/15/2020	EUR	500	737

JMC Steel Group
8.250% due 03/15/2018		$1,000	1,028

Kabel BW Erste Beteiligungs GmbH
7.500% due 03/15/2019		250	258
7.500% due 03/15/2019	EUR	750	1,093

KRATON Polymers LLC
6.750% due 03/01/2019		$150	153

Labco SAS
8.500% due 01/15/2018	EUR	500	726

Laredo Petroleum, Inc.
9.500% due 02/15/2019		$750	783

Levi Strauss & Co.
7.625% due 05/15/2020		500	504
7.750% due 05/15/2018	EUR	250	353

LifePoint Hospitals, Inc.
6.625% due 10/01/2020		$250	258

Limited Brands, Inc.
6.625% due 04/01/2021		675	694

Linn Energy LLC
7.750% due 02/01/2021		500	536

Longfor Properties Co. Ltd.
9.500% due 04/07/2016 (a)		2,000	2,000

Lyondell Chemical Co.
8.000% due 11/01/2017		1,500	1,658
11.000% due 05/01/2018		1,000	1,128

Manitowoc Co., Inc.
8.500% due 11/01/2020		1,000	1,078

McClatchy Co.
11.500% due 02/15/2017		500	565

MGM Resorts International
5.875% due 02/27/2014		500	480
6.625% due 07/15/2015		1,250	1,191
7.500% due 06/01/2016		1,250	1,188
7.625% due 01/15/2017		1,500	1,423
9.000% due 03/15/2020		1,250	1,377
10.000% due 11/01/2016		750	791
10.375% due 05/15/2014		250	288
11.125% due 11/15/2017		250	288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michael Foods, Inc.
9.750% due 07/15/2018		$1,500	$1,646

Michaels Stores, Inc.
7.750% due 11/01/2018		1,000	1,025

Momentive Performance Materials, Inc.
9.000% due 01/15/2021		750	777

Mueller Water Products, Inc.
8.750% due 09/01/2020		250	279

Multiplan, Inc.
9.875% due 09/01/2018		1,000	1,075

Musketeer GmbH
9.500% due 03/15/2021	EUR	1,000	1,477

Mylan, Inc.
6.000% due 11/15/2018		$1,500	1,508
7.625% due 07/15/2017		250	270

Nalco Co.
6.625% due 01/15/2019		25	26
6.875% due 01/15/2019	EUR	100	142

Nara Cable Funding Ltd.
8.875% due 12/01/2018		1,350	1,966

NBTY, Inc.
9.000% due 10/01/2018		$1,000	1,090

Neiman Marcus Group, Inc.
9.000% due 10/15/2015		500	525

Nexeo Solutions LLC
8.375% due 03/01/2018		1,250	1,281

NFR Energy LLC
9.750% due 02/15/2017		500	498

Nielsen Finance LLC
7.750% due 10/15/2018		850	916
11.500% due 05/01/2016		1,000	1,182

Noranda Aluminum Acquisition Corp.
5.193% due 05/15/2015 (b)		1,256	1,191

Novasep Holding SAS
9.625% due 12/15/2016	EUR	750	696

Novelis, Inc.
8.375% due 12/15/2017		$1,250	1,359
8.750% due 12/15/2020		1,000	1,105

NXP BV
3.053% due 10/15/2013		1,000	995
3.748% due 10/15/2013	EUR	750	1,060
9.500% due 10/15/2015		$250	266

Obrascon Huarte Lain S.A.
7.375% due 04/28/2015	EUR	750	1,062

OI European Group BV
6.750% due 09/15/2020		250	359

Ono Finance II PLC
11.125% due 07/15/2019		750	1,135

OPTI Canada, Inc.
7.875% due 12/15/2014		$275	147
8.250% due 12/15/2014		350	189

OSI Restaurant Partners LLC
10.000% due 06/15/2015		1,946	2,048

OXEA Finance
9.500% due 07/15/2017		2,500	2,738

Packaging Dynamics Corp.
8.750% due 02/01/2016		750	771

Pactiv Corp.
7.950% due 12/15/2025		1,000	915
8.375% due 04/15/2027		250	229

Palace Entertainment Holdings LLC
8.875% due 04/15/2017		500	514

216	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petco Animal Supplies, Inc.
9.250% due 12/01/2018		$2,000	$2,150

Petrohawk Energy Corp.
7.250% due 08/15/2018		1,500	1,552

Phillips-Van Heusen Corp.
7.375% due 05/15/2020		1,250	1,328

Picard Bondco S.A.
9.000% due 10/01/2018	EUR	100	150

Pilgrim's Pride Corp.
7.875% due 12/15/2018		$1,250	1,219

Pinafore LLC
9.000% due 10/01/2018		1,500	1,635

Pinnacle Entertainment, Inc.
8.750% due 05/15/2020		1,100	1,150

Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,000	2,100
10.625% due 04/01/2017		750	808

Plains Exploration & Production Co.
6.625% due 05/01/2021		500	501
7.625% due 06/01/2018		250	269
7.625% due 04/01/2020		1,000	1,075

Ply Gem Industries, Inc.
8.250% due 02/15/2018		750	774

Polymer Group, Inc.
7.750% due 02/01/2019		750	777

Polypore International, Inc.
7.500% due 11/15/2017		250	264

Pregis Corp.
5.998% due 04/15/2013	EUR	500	686

Quebecor Media, Inc.
7.750% due 03/15/2016		$1,500	1,564

Quiksilver, Inc.
6.875% due 04/15/2015		1,500	1,485

QVC, Inc.
7.375% due 10/15/2020		500	524
7.500% due 10/01/2019		250	264

Rain CII Carbon LLC
8.000% due 12/01/2018		100	108

Range Resources Corp.
6.750% due 08/01/2020		320	342

RBS Global, Inc.
8.500% due 05/01/2018		3,500	3,798
11.750% due 08/01/2016		250	269

Regal Entertainment Group
9.125% due 08/15/2018		750	806

Regency Energy Partners LP
6.875% due 12/01/2018		175	187

Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		150	152
7.125% due 04/15/2019		1,000	1,030
8.000% due 12/15/2016	EUR	1,000	1,396
8.250% due 02/15/2021		$3,000	2,985
8.500% due 05/15/2018		500	509
9.000% due 04/15/2019		2,500	2,600

Rhodia S.A.
6.875% due 09/15/2020		250	256

Roadhouse Financing, Inc.
10.750% due 10/15/2017		1,000	1,078

Roofing Supply Group LLC
8.625% due 12/01/2017		1,000	1,057

RSC Equipment Rental, Inc.
8.250% due 02/01/2021		750	784
10.250% due 11/15/2019		500	572

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sally Holdings LLC
10.500% due 11/15/2016		$500	$546

SandRidge Energy, Inc.
7.500% due 03/15/2021		850	883
8.000% due 06/01/2018		250	263
8.750% due 01/15/2020		750	821

Scientific Games International, Inc.
9.250% due 06/15/2019		1,000	1,102

Scotts Miracle-Gro Co.
6.625% due 12/15/2020		250	258

Seagate HDD Cayman
7.750% due 12/15/2018		100	104

Sealy Mattress Co.
8.250% due 06/15/2014		250	254
10.875% due 04/15/2016		750	853

Seminole Indian Tribe of Florida
7.750% due 10/01/2017		250	266

Seneca Gaming Corp.
8.250% due 12/01/2018		250	259

Simmons Foods, Inc.
10.500% due 11/01/2017		250	271

Smithfield Foods, Inc.
7.750% due 07/01/2017		1,000	1,080

Snoqualmie Entertainment Authority
4.204% due 02/01/2014		1,000	910
9.125% due 02/01/2015		500	500

Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		1,500	1,661

STHI Holding Corp.
8.000% due 03/15/2018		1,000	1,040

SunGard Data Systems, Inc.
7.375% due 11/15/2018		500	514
7.625% due 11/15/2020		500	516
10.625% due 05/15/2015		500	551

Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	1,200	1,811

Sunrise Communications International S.A.
7.000% due 12/31/2017		100	148

Talecris Biotherapeutics Holdings Corp.
7.750% due 11/15/2016		$1,000	1,102

Targa Resources Partners LP
6.875% due 02/01/2021		1,000	992

Telenet Finance Luxembourg SCA
6.375% due 11/15/2020	EUR	200	279

Tenet Healthcare Corp.
8.000% due 08/01/2020		$1,500	1,571

Thermon Industries, Inc.
9.500% due 05/01/2017		250	271

Trans Union LLC
11.375% due 06/15/2018		1,000	1,148

TransDigm, Inc.
7.750% due 12/15/2018		1,500	1,618

Transocean, Inc.
6.500% due 11/15/2020		250	276

Travelport LLC
9.000% due 03/01/2016		750	700
9.875% due 09/01/2014		250	245

Trinidad Drilling Ltd.
7.875% due 01/15/2019		100	106

Triumph Group, Inc.
8.625% due 07/15/2018		500	554

TVN Finance Corp. III AB
7.875% due 11/15/2018	EUR	200	291

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uncle Acquisition Corp.
8.625% due 02/15/2019		$750	$791

United Rentals North America, Inc.
8.375% due 09/15/2020		1,500	1,575

Universal City Development Partners Ltd.
8.875% due 11/15/2015		250	273
10.875% due 11/15/2016		500	564

Universal Health Services, Inc.
7.000% due 10/01/2018		125	130

Univision Communications, Inc.
7.875% due 11/01/2020		1,000	1,062
8.500% due 05/15/2021		2,000	2,080
12.000% due 07/01/2014		500	542

UPC Holding BV
8.375% due 08/15/2020	EUR	2,000	2,912

UPCB Finance Ltd.
7.625% due 01/15/2020		250	366

UPCB Finance II Ltd.
6.375% due 07/01/2020		500	676
6.625% due 07/01/2020		$1,250	1,231

USG Corp.
8.375% due 10/15/2018		500	525

Valeant Pharmaceuticals International
6.500% due 07/15/2016		750	744
6.750% due 10/01/2017		250	247
6.750% due 08/15/2021		500	477
6.875% due 12/01/2018		250	246
7.000% due 10/01/2020		1,500	1,462
7.250% due 07/15/2022		1,500	1,459

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		1,000	1,029

Vanguard Health Systems, Inc.
0.000% due 02/01/2016		500	320

Vertellus Specialties, Inc.
9.375% due 10/01/2015		750	804

Visant Corp.
10.000% due 10/01/2017		1,000	1,085

VWR Funding, Inc.
10.250% due 07/15/2015 (b)		1,000	1,062

Warner Chilcott Co. LLC
7.750% due 09/15/2018		2,000	2,105

West Corp.
8.625% due 10/01/2018		500	529

Whiting Petroleum Corp.
6.500% due 10/01/2018		300	312

Windstream Corp.
7.000% due 03/15/2019		500	506
7.750% due 10/15/2020		500	516
7.750% due 10/01/2021		500	511
7.875% due 11/01/2017		1,000	1,077

WMG Acquisition Corp.
7.375% due 04/15/2014		750	756

Wynn Las Vegas LLC
7.750% due 08/15/2020		2,000	2,130

YCC Holdings LLC
10.250% due 02/15/2016 (b)		1,000	1,012

Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	1,750	2,579

Ziggo Finance BV
6.125% due 11/15/2017		225	320

			331,900

UTILITIES 5.6%

AES Corp.
8.000% due 10/15/2017		$1,500	1,620
8.000% due 06/01/2020		1,250	1,356

See Accompanying Notes	Annual Report	March 31, 2011	217

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Calpine Corp.
7.500% due 02/15/2021	$1,750	$1,820
7.875% due 07/31/2020	250	267
7.875% due 01/15/2023	500	519

Covanta Holding Corp.
7.250% due 12/01/2020	100	105

eAccess Ltd.
8.250% due 04/01/2018 (a)	1,000	1,031

Edison Mission Energy
7.000% due 05/15/2017	2,000	1,615

Energy Future Holdings Corp.
10.000% due 01/15/2020	1,250	1,330

Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019	250	258
10.000% due 12/01/2020	1,500	1,596

Expro Finance Luxembourg SCA
8.500% due 12/15/2016	1,000	995

Frontier Communications Corp.
7.125% due 03/15/2019	1,506	1,536
7.875% due 04/15/2015	500	541
8.125% due 10/01/2018	250	270

Inergy LP
6.875% due 08/01/2021	250	261

MetroPCS Wireless, Inc.
6.625% due 11/15/2020	1,000	1,001

Midwest Generation LLC
8.560% due 01/02/2016	158	161

NRG Energy, Inc.
7.375% due 02/01/2016	1,000	1,038
7.375% due 01/15/2017	500	522
8.250% due 09/01/2020	1,500	1,568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Capital Corp.
6.900% due 05/01/2019	$3,250	$3,372
8.750% due 03/15/2032	750	802

Sprint Nextel Corp.
6.000% due 12/01/2016	1,500	1,513
8.375% due 08/15/2017	1,500	1,678

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	500	527

		27,302

Total Corporate Bonds & Notes (Cost $419,116)		428,068

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

Chesapeake Energy Corp.
2.250% due 12/15/2038	250	231

Hologic, Inc.
2.000% due 12/15/2037	1,000	970

Total Convertible Bonds & Notes (Cost $1,164)		1,201

	SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Ally Financial, Inc.
7.000% due 12/15/2037	1,500	1,396

GMAC Capital Trust I
8.125% due 12/15/2037	40,000	1,022

		2,418

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Las Vegas Sands Corp.
10.000% due 12/15/2037	1,900	$214

Total Preferred Securities (Cost $2,622)		2,632

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.9%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 04/01/2011	$601	601
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $615. Repurchase proceeds are $601.)

U.S. TREASURY BILLS 0.3%
0.141% due 07/07/2011 - 09/15/2011 (c)(e)	1,370	1,369

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 11.5%
	5,606,618	56,167

Total Short-Term Instruments (Cost $58,137)		58,137

Total Investments 103.1% (Cost $495,531)		$504,741

Other Assets and Liabilities (Net) (3.1%)		(15,111)

Net Assets 100.0%		$489,630

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $1,369 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $639 at a weighted average interest rate of 0.700%. On March 31, 2011, there were no open reverse repurchase agreements.
(g)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Credit Indices - Sell Protection(1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015	$	5,500	$191	$182	$9
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		15,000	521	435	86
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015		7,000	242	191	51

						$954	$808	$146

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

218	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(h)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	100	06/2011	BNP	$0	$(1)	$(1)
Sell	CHF	525	05/2011	BOA	0	(30)	(30)
Sell		251	05/2011	DUB	0	(7)	(7)
Sell	EUR	28,854	04/2011	BCLY	0	(1,721)	(1,721)
Sell		1,052	04/2011	BNP	1	(3)	(2)
Sell		5,062	04/2011	CITI	1	(183)	(182)
Sell		1,449	04/2011	CSFB	3	(4)	(1)
Sell		2,367	04/2011	DUB	0	(101)	(101)
Sell		3,567	04/2011	HSBC	0	(195)	(195)
Sell		760	04/2011	RBC	0	(14)	(14)
Sell		2,810	04/2011	RBS	0	(129)	(129)
Sell	GBP	528	06/2011	BCLY	0	(2)	(2)
Sell		5,867	06/2011	BOA	16	0	16
Sell		1,655	06/2011	RBC	5	(5)	0

					$26	$(2,395)	$(2,369)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$10,486	$4,217	$14,703
Corporate Bonds & Notes
Banking & Finance	0	68,866	0	68,866
Industrials	4,728	327,172	0	331,900
Utilities	0	27,141	161	27,302
Convertible Bonds & Notes
Industrials	0	1,201	0	1,201
Preferred Securities
Banking & Finance	0	2,418	0	2,418
Industrials	214	0	0	214
Short-Term Instruments
Repurchase Agreements	0	601	0	601
U.S. Treasury Bills	0	1,369	0	1,369

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
PIMCO Short-Term Floating NAV Portfolio	$56,167	$0	$0	$56,167
	$61,109	$439,254	$4,378	$504,741

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	146	0	146
Foreign Exchange Contracts	0	26	0	26
	$0	$172	$0	$172

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$0	$(2,395)	$0	$(2,395)

Totals	$61,109	$437,031	$4,378	$502,518

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 09/15/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
Bank Loan Obligations	$0	$4,221	$0	$0	$0	$(4)	$0	$0	$4,217	$(4)
Corporate Bonds & Notes
Utilities	0	172	(16)	0	0	5	0	0	161	5

	$0	$4,393	$(16)	$0	$0	$1	$0	$0	$4,378	$1

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Annual Report	March 31, 2011	219

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

March 31, 2011

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$26	$0	$26
Unrealized appreciation on swap agreements	0	146	0	0	0	146

	$0	$146	$0	$26	$0	$172

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$2,395	$0	$0	$0	$2,395

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$690	$0	$0	$0	$690
Net realized (loss) on foreign currency transactions	0	0	0	(181)	0	(181)

	$0	$690	$0	$(181)	$0	$509

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$146	$0	$0	$0	$146
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,369)	0	(2,369)

	$0	$146	$0	$(2,369)	$0	$(2,223)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$(1,532)	$1,370	$(162)
BNP	(3)	0	(3)
BOA	(14)	0	(14)
CITI	339	(320)	19
CSFB	(1)	0	(1)
DUB	134	(260)	(126)
HSBC	(195)	0	(195)
RBC	(14)	0	(14)
RBS	(129)	0	(129)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

220	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Income Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.2%

American General Finance Corp.
7.250% due 04/21/2015	$20,145	$	20,202

CIT Group, Inc.
6.250% due 08/11/2015	32,000		32,483

CityCenter Holdings
7.500% due 06/30/2012	1,000		1,013

Ford Motor Co.
3.010% due 12/15/2013	18,864		18,878

Graham Packaging Co. LP
6.000% due 09/23/2016	998		1,007

HCA, Inc.
1.557% due 11/17/2012	7,000		6,965
2.557% due 11/14/2013	27,000		26,914

Hertz Corp.
3.750% due 03/11/2018	6,000		5,970

Intelsat Ltd.
5.250% due 04/02/2018	10,000		10,079

International Lease Finance Corp.
6.750% due 03/17/2015	1,700		1,712
7.000% due 03/17/2016	1,300		1,310

iStar Financial, Inc.
5.000% due 06/28/2013	40,000		39,636

Motor City Marketing, Inc.
7.000% due 03/01/2017	2,000		2,028

Novelis, Inc.
4.000% due 12/17/2016	3,000		3,012

Petroleum Export Ltd.
3.309% due 12/07/2012	7,790		7,770

Remy International, Inc.
6.250% due 12/17/2016	1,995		2,012

Syniverse Holdings, Inc.
5.250% due 12/31/2017	1,000		1,009

Texas Competitive Electric Holdings Co. LLC
3.746% due 10/10/2014	19		16
3.759% due 10/10/2014	3,749		3,164
3.803% due 10/10/2014	71		60

TXU Technology
3.746% due 10/10/2014	132		112

United Airlines, Inc.
3.000% due 02/01/2012	1,000		979

US Airways Group, Inc.
2.752% due 03/23/2014	1,972		1,804

Warner Chilcott, Inc.
4.000% due 03/17/2018	1,000		1,006

Total Bank Loan Obligations (Cost $187,370)			189,141

CORPORATE BONDS & NOTES 30.8%

BANKING & FINANCE 20.5%

ABN AMRO Bank NV
2.071% due 01/30/2014 (i)	15,000		15,021

ABN AMRO North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049	3,000		2,895

Ally Financial, Inc.
6.000% due 04/01/2011	2,425		2,430
6.000% due 03/15/2019	1,190		1,059
6.200% due 03/15/2016	2,652		2,488
6.875% due 09/15/2011	5,200		5,310
7.000% due 05/15/2018	2,380		2,274
7.100% due 01/15/2013	3,000		3,000
7.250% due 09/15/2017	1,778		1,728
7.500% due 12/31/2013	5,000		5,431

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
7.500% due 11/15/2016		$2,040	$	2,008
8.300% due 02/12/2015		5,000		5,494

AMB Property LP
4.000% due 01/15/2018 (i)		6,000		5,805
6.625% due 12/01/2019 (i)		5,000		5,523

American International Group, Inc.
3.750% due 11/30/2013 (i)		20,000		20,399
4.250% due 05/15/2013		500		517
5.000% due 06/26/2017	EUR	500		691
5.750% due 03/15/2067	GBP	9,000		12,489
8.625% due 05/22/2068		1,000		1,680

Banco do Brasil S.A.
3.007% due 07/02/2014		$1,000		1,009
4.500% due 01/20/2016	EUR	6,000		8,431
6.000% due 01/22/2020		$4,000		4,220

Banco Santander Brasil S.A.
2.409% due 03/18/2014		15,000		15,054

Banco Votorantim S.A.
5.250% due 02/11/2016 (i)		16,000		16,520

Bank of America Corp.
6.000% due 09/01/2017		500		536

Barclays Bank PLC
7.434% due 09/29/2049		1,500		1,508
14.000% due 11/29/2049	GBP	4,000		8,406

Bear Stearns Cos. LLC
6.400% due 10/02/2017 (i)		$11,000		12,357
6.950% due 08/10/2012		137		147
7.250% due 02/01/2018 (i)		25,000		29,123

BNP Paribas
7.195% due 06/29/2049		2,025		1,964

Cantor Fitzgerald LP
6.375% due 06/26/2015 (i)		7,000		7,042
7.875% due 10/15/2019		2,000		2,079

CIT Group, Inc.
5.250% due 04/01/2014		17,800		17,909
7.000% due 05/01/2013		759		775
7.000% due 05/01/2014		362		369
7.000% due 05/01/2015		362		366
7.000% due 05/01/2016		1,603		1,609
7.000% due 05/01/2017		6,344		6,368

Citigroup Capital XXI
8.300% due 12/21/2077		475		496

Citigroup, Inc.
1.238% due 03/05/2014 (i)	EUR	7,500		10,302
1.753% due 01/13/2014 (i)		$19,400		19,722
2.312% due 08/13/2013 (i)		5,000		5,150
4.587% due 12/15/2015 (i)		5,000		5,167
6.000% due 08/15/2017		500		543

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	7,000		10,052

Credit Agricole S.A.
5.136% due 12/29/2049	GBP	8,450		11,800

FCE Bank PLC
7.125% due 01/16/2012	EUR	6,450		9,461
7.125% due 01/15/2013		1,600		2,387
9.375% due 01/17/2014		1,000		1,594

Ford Motor Credit Co. LLC
6.625% due 08/15/2017		$3,000		3,202
12.000% due 05/15/2015		12,000		15,096

General Electric Capital Corp.
0.423% due 04/10/2012 (i)		1,060		1,061
6.875% due 01/10/2039 (i)		4,000		4,479

Genworth Financial, Inc.
7.625% due 09/24/2021 (i)		3,100		3,111

GMAC International Finance BV
7.500% due 04/21/2015	EUR	3,500		5,252

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Goldman Sachs Group, Inc.
1.407% due 01/30/2017 (i)	EUR	10,000	$	13,223
6.250% due 09/01/2017		$500		547

Goodman Funding Pty. Ltd.
6.375% due 04/15/2021 (i)		4,000		3,994

HBOS PLC
6.750% due 05/21/2018		500		490

HCP, Inc.
3.750% due 02/01/2016 (i)		6,000		6,026

Healthcare Realty Trust, Inc.
5.750% due 01/15/2021 (i)		5,000		5,130

Hospitality Properties Trust
5.125% due 02/15/2015		2,000		2,075
5.625% due 03/15/2017 (i)		10,000		10,376
6.300% due 06/15/2016 (i)		10,000		10,933
6.700% due 01/15/2018 (i)		12,000		12,880
7.875% due 08/15/2014 (i)		2,000		2,234

HSBC Finance Corp.
6.676% due 01/15/2021 (i)		20,000		20,767

ICICI Bank Ltd.
5.750% due 11/16/2020 (i)		19,700		19,456

Ineos Finance PLC
9.000% due 05/15/2015		900		987

ING Bank NV
1.107% due 03/30/2012 (i)		5,000		5,016
1.360% due 03/15/2013 (i)		50,000		50,135

International Lease Finance Corp.
0.633% due 07/01/2011		300		300
4.750% due 01/13/2012		600		609
5.350% due 03/01/2012		150		153
5.400% due 02/15/2012		150		153
5.625% due 09/20/2013		500		511
5.750% due 06/15/2011		1,600		1,614
5.875% due 05/01/2013		3,950		4,068
6.750% due 09/01/2016		500		538
6.750% due 09/01/2016 (i)		4,000		4,300
7.125% due 09/01/2018		500		540
7.125% due 09/01/2018 (i)		27,100		29,254
9.000% due 03/15/2017		1,500		1,691

Kilroy Realty LP
5.000% due 11/03/2015 (i)		20,000		19,947

Kimco Realty Corp.
6.875% due 10/01/2019 (i)		5,000		5,836

Lloyds TSB Bank PLC
6.375% due 01/21/2021 (i)		33,000		34,412

Marina District Finance Co., Inc.
9.875% due 08/15/2018 (i)		1,000		1,051

Merrill Lynch & Co., Inc.
1.317% due 01/31/2014	EUR	7,000		9,652
1.388% due 05/30/2014		5,000		6,860
1.466% due 07/22/2014		7,000		9,644
1.725% due 09/14/2018		3,000		3,609
5.450% due 02/05/2013 (i)		$10,000		10,599
6.150% due 04/25/2013		20,000		21,588
7.750% due 04/30/2018	GBP	2,400		4,313

Morgan Stanley
1.388% due 11/29/2013 (i)(i)	EUR	25,000		34,454
1.426% due 01/16/2017 (i)		10,000		13,122
7.300% due 05/13/2019		$1,250		1,406

NSG Holdings LLC
7.750% due 12/15/2025		167		165

Provident Funding Associates LP
10.125% due 02/15/2019		2,100		2,202
10.250% due 04/15/2017		11,925		13,356

Qatari Diar Finance QSC
5.000% due 07/21/2020		10,000		9,924

See Accompanying Notes	Annual Report	March 31, 2011	221

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Reckson Operating Partnership LP
7.750% due 03/15/2020 (i)		$12,955	$	14,559

Regions Financial Corp.
7.750% due 11/10/2014		9,750		10,538

Royal Bank of Scotland Group PLC
0.503% due 04/11/2016		2,500		2,179
1.048% due 09/29/2015		7,000		6,018
3.950% due 09/21/2015 (i)		5,000		5,003
5.625% due 08/24/2020 (i)		20,000		19,970

SLM Corp.
0.533% due 10/25/2011		1,060		1,049
1.343% due 11/15/2011	EUR	1,000		1,391
1.503% due 06/17/2013		100		131
2.976% due 03/15/2012		$269		267
3.946% due 06/15/2013		260		253
5.000% due 06/15/2018		125		118
6.250% due 01/25/2016 (i)		8,200		8,557
8.000% due 03/25/2020		50		55
8.000% due 03/25/2020 (i)		6,070		6,627
8.450% due 06/15/2018		1,300		1,458
8.450% due 06/15/2018 (i)		9,450		10,599

Springleaf Finance Corp.
6.900% due 12/15/2017		1,000		919

Stone Street Trust
5.902% due 12/15/2015 (i)		13,000		13,559

Suffield Clo Ltd.
1.660% due 09/26/2014		387		384

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		3,000		2,939

UBS AG
4.875% due 08/04/2020 (i)		13,000		13,113

Unique Pub Finance Co. PLC
6.542% due 03/30/2021	GBP	3,000		4,246

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		$20,000		20,400

Waha Aerospace BV
3.925% due 07/28/2020 (i)		16,625		16,667

Wells Operating Partnership II LP
5.875% due 04/01/2018 (c)		3,000		2,979

Weyerhaeuser Co.
7.375% due 03/15/2032		1,000		1,057
7.950% due 03/15/2025		300		335

Wind Acquisition Finance S.A.
7.250% due 02/15/2018		300		314
11.750% due 07/15/2017		1,000		1,155

				917,888

INDUSTRIALS 8.7%

Aguila 3 S.A.
7.875% due 01/31/2018		150		154

Air Canada
9.250% due 08/01/2015		500		524

Alere, Inc.
8.625% due 10/01/2018		800		851

Aleris International, Inc.
7.625% due 02/15/2018		125		126

Alliant Techsystems, Inc.
6.875% due 09/15/2020		1,000		1,049

American Airlines Pass-Through Trust
5.250% due 07/31/2022		2,500		2,425
6.978% due 10/01/2012		3		3
10.375% due 01/02/2021		1,959		2,302

American Airlines, Inc.
7.500% due 03/15/2016		1,500		1,491

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

AmeriGas Partners LP
7.125% due 05/20/2016		$180	$	188

AMGH Merger Sub, Inc.
9.250% due 11/01/2018		500		539

Anadarko Petroleum Corp.
6.200% due 03/15/2040		1,400		1,357
6.375% due 09/15/2017 (i)		15,300		16,841
6.450% due 09/15/2036 (i)		6,500		6,512

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		1,700		1,725
6.500% due 04/15/2040 (i)		4,200		4,217

ARAMARK Corp.
8.500% due 02/01/2015		1,000		1,048

Arch Coal, Inc.
7.250% due 10/01/2020		400		431

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	200		291
9.250% due 10/15/2020		300		446

Armored Autogroup, Inc.
9.250% due 11/01/2018		$500		511

Associated Materials LLC
9.125% due 11/01/2017		500		536

Avaya, Inc.
7.000% due 04/01/2019		325		318
9.750% due 11/01/2015		750		754

AWAS Aviation Capital Ltd.
7.000% due 10/15/2016		1,000		1,005

Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,250		1,347

BE Aerospace, Inc.
6.875% due 10/01/2020		1,000		1,040

Berry Petroleum Co.
10.250% due 06/01/2014		250		291

Berry Plastics Corp.
9.750% due 01/15/2021		750		746

BioMed Realty LP
6.125% due 04/15/2020 (i)		2,000		2,115

Biomet, Inc.
11.625% due 10/15/2017		1,600		1,792

Blue Merger Sub, Inc.
7.625% due 02/15/2019		160		163

Brickman Group Holdings, Inc.
9.125% due 11/01/2018		500		538

Buccaneer Merger Sub, Inc.
9.125% due 01/15/2019		500		532

Building Materials Corp. of America
7.500% due 03/15/2020		1,225		1,280

Cablevision Systems Corp.
8.000% due 04/15/2020		1,200		1,314

Capella Healthcare, Inc.
9.250% due 07/01/2017		850		910

Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015 (d)		500		516

CCO Holdings LLC
7.250% due 10/30/2017		1,000		1,050
7.875% due 04/30/2018		300		320
8.125% due 04/30/2020		1,300		1,420

Cedar Fair LP
9.125% due 08/01/2018		500		545

Cemex S.A.B. de C.V.
5.301% due 09/30/2015 (c)		13,000		12,961

Chemtura Corp.
7.875% due 09/01/2018		800		848

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Cie Generale de Geophysique-Veritas
9.500% due 05/15/2016	$350	$	392

Citadel Broadcasting Corp.
7.750% due 12/15/2018	75		82

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017	625		686

Clearwater Paper Corp.
7.125% due 11/01/2018	75		79

Coffeyville Resources LLC
9.000% due 04/01/2015	675		737

Columbus McKinnon Corp.
7.875% due 02/01/2019	25		26

Comcast Corp.
5.900% due 03/15/2016	500		556

CommScope, Inc.
8.250% due 01/15/2019	100		105

Community Health Systems, Inc.
8.875% due 07/15/2015	700		740

Concho Resources, Inc.
7.000% due 01/15/2021	750		791

Consol Energy, Inc.
8.250% due 04/01/2020	650		724

Continental Airlines Pass-Through Trust
7.875% due 01/02/2020	759		751

Continental Airlines, Inc.
6.750% due 09/15/2015	3,750		3,802

Continental Resources, Inc.
7.375% due 10/01/2020	500		540

Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018	1,000		1,080

CPI International Acquisition, Inc.
8.000% due 02/15/2018	50		50

Crown Americas LLC
6.250% due 02/01/2021	400		409

CVS Pass-Through Trust
5.773% due 01/10/2033 (i)	6,974		7,055
7.507% due 01/10/2032 (i)	4,897		5,632

DaVita, Inc.
6.375% due 11/01/2018	175		177
6.625% due 11/01/2020	150		153

Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018 (i)	8,499		8,818

Denbury Resources, Inc.
8.250% due 02/15/2020	550		617

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	250		328

Devon Financing Corp. ULC
6.875% due 09/30/2011	500		515

DISH DBS Corp.
7.125% due 02/01/2016	1,300		1,394

DJO Finance LLC
9.750% due 10/15/2017	1,000		1,055

Dresser-Rand Group, Inc.
6.500% due 05/01/2021	100		104

El Paso Corp.
7.750% due 01/15/2032	2,300		2,587
8.050% due 10/15/2030	1,700		1,941

Energy Transfer Equity LP
7.500% due 10/15/2020	675		737

Exide Technologies
8.625% due 02/01/2018	100		107

FBG Finance Ltd.
5.125% due 06/15/2015 (i)	2,000		2,123

222	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Ferrellgas Partners LP
8.625% due 06/15/2020		$650	$	708

Fidelity National Information Services, Inc.
7.625% due 07/15/2017		150		163

Florida East Coast Railway Corp.
8.125% due 02/01/2017		100		105

FMG Resources Pty. Ltd.
7.000% due 11/01/2015		125		130

Frac Tech Services LLC
7.125% due 11/15/2018		100		103

Fresenius Medical Care US Finance, Inc.
5.750% due 02/15/2021		750		730

Gazprom Via Gaz Capital S.A.
7.288% due 08/16/2037 (i)		20,000		21,675
9.250% due 04/23/2019 (i)		20,000		24,974

Geo Group, Inc.
6.625% due 02/15/2021		50		50

Georgia-Pacific LLC
5.400% due 11/01/2020		1,100		1,087

Giant Funding Corp.
8.250% due 02/01/2018		125		129

Global Geophysical Services, Inc.
10.500% due 05/01/2017		400		432

Goodyear Tire & Rubber Co.
8.250% due 08/15/2020		500		538

Graphic Packaging International, Inc.
7.875% due 10/01/2018		500		538

Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019		50		51

Greene King Finance PLC
5.702% due 12/15/2034	GBP	1,027		1,436

Griffon Corp.
7.125% due 04/01/2018		$125		128

Grohe Holding GmbH
5.173% due 09/15/2017	EUR	400		570

Harvest Operations Corp.
6.875% due 10/01/2017		$750		782

HCA Holdings, Inc.
7.750% due 05/15/2021		200		210

HCA, Inc.
7.250% due 09/15/2020		6,000		6,450
7.875% due 02/15/2020		5,500		6,009
8.500% due 04/15/2019		2,500		2,788
9.125% due 11/15/2014		1,000		1,054
9.250% due 11/15/2016		8,700		9,407
9.625% due 11/15/2016 (d)(i)		20,000		21,600

HeidelbergCement Finance BV
6.750% due 12/15/2015	EUR	6,000		9,120
7.500% due 10/31/2014		2,000		3,089
7.500% due 04/03/2020		3,000		4,528
8.500% due 10/31/2019		5,000		8,043

Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		$75		79

Huntsman International LLC
8.625% due 03/15/2021		800		876

Insight Communications Co., Inc.
9.375% due 07/15/2018		800		892

Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,000		1,005
9.500% due 06/15/2016		50		53

Interactive Data Corp.
10.250% due 08/01/2018		250		282

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Intergen NV
9.000% due 06/30/2017	$1,000	$	1,082

inVentiv Health, Inc.
10.000% due 08/15/2018	250		261

JMC Steel Group
8.250% due 03/15/2018	100		103

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039 (i)	5,000		5,141

KRATON Polymers LLC
6.750% due 03/01/2019	50		51

Laredo Petroleum, Inc.
9.500% due 02/15/2019	400		418

LifePoint Hospitals, Inc.
6.625% due 10/01/2020	575		592

Linn Energy LLC
7.750% due 02/01/2021	1,000		1,072

Lyondell Chemical Co.
8.000% due 11/01/2017	13,501		14,919

Manitowoc Co., Inc.
8.500% due 11/01/2020	125		135

MarkWest Energy Partners LP
6.750% due 11/01/2020	100		103

McClatchy Co.
11.500% due 02/15/2017	450		508

MGM Resorts International
10.375% due 05/15/2014	700		805

Michael Foods, Inc.
9.750% due 07/15/2018	400		439

Michaels Stores, Inc.
7.750% due 11/01/2018	200		205

Momentive Performance Materials, Inc.
9.000% due 01/15/2021	225		233

Mueller Water Products, Inc.
8.750% due 09/01/2020	750		838

Mylan, Inc.
7.875% due 07/15/2020	300		328

Nexeo Solutions LLC
8.375% due 03/01/2018	50		51

NFR Energy LLC
9.750% due 02/15/2017	500		498

Nielsen Finance LLC
7.750% due 10/15/2018	400		431

Northwest Airlines Pass-Through Trust
1.062% due 11/20/2015	3,005		2,840

Novasep Holding SAS
9.750% due 12/15/2016	1,000		645

Novelis, Inc.
8.375% due 12/15/2017	550		598
8.750% due 12/15/2020	550		608

NXP BV
3.053% due 10/15/2013	5,500		5,472

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021 (i)	17,000		17,999

OPTI Canada, Inc.
8.250% due 12/15/2014	250		135
9.000% due 12/15/2012 (i)	750		766

OXEA Finance
9.500% due 07/15/2017	750		821

Packaging Dynamics Corp.
8.750% due 02/01/2016	75		77

Palace Entertainment Holdings LLC
8.875% due 04/15/2017	75		77

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Patheon, Inc.
8.625% due 04/15/2017		$100	$	103

Penn Virginia Resource Partners LP
8.250% due 04/15/2018		400		430

Petco Animal Supplies, Inc.
9.250% due 12/01/2018		100		108

Petrohawk Energy Corp.
7.250% due 08/15/2018		1,050		1,087

Petroleos Mexicanos
5.500% due 01/21/2021 (i)		10,000		10,200

PHH Corp.
9.250% due 03/01/2016		1,000		1,092

Pilgrim's Pride Corp.
7.875% due 12/15/2018		500		488

Pinafore LLC
9.000% due 10/01/2018		800		872

Plains Exploration & Production Co.
7.625% due 04/01/2020		1,400		1,505

Ply Gem Industries, Inc.
8.250% due 02/15/2018		125		129

Polymer Group, Inc.
7.750% due 02/01/2019		50		52

Precision Drilling Corp.
6.625% due 11/15/2020		125		129

Pride International, Inc.
6.875% due 08/15/2020		600		683
7.875% due 08/15/2040		800		965

Punch Taverns Finance B Ltd.
7.369% due 06/30/2022	GBP	6,000		9,000

Punch Taverns Finance PLC
5.883% due 10/15/2026		7,889		10,409

Quebecor Media, Inc.
7.750% due 03/15/2016		$700		730

Quicksilver Resources, Inc.
9.125% due 08/15/2019		1,500		1,641

Rain CII Carbon LLC
8.000% due 12/01/2018		150		161

Regency Energy Partners LP
6.875% due 12/01/2018		125		134

Rent-A-Center, Inc.
6.625% due 11/15/2020		50		50

Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		100		101
7.125% due 04/15/2019		225		232
8.250% due 02/15/2021		150		149
8.500% due 05/15/2018		1,500		1,526
9.000% due 04/15/2019		125		130

Roofing Supply Group LLC
8.625% due 12/01/2017		525		555

RSC Equipment Rental, Inc.
8.250% due 02/01/2021		100		104

SandRidge Energy, Inc.
7.500% due 03/15/2021		325		338

Scientific Games Corp.
8.125% due 09/15/2018		1,000		1,060

Seagate HDD Cayman
7.750% due 12/15/2018		500		520

Seminole Indian Tribe of Florida
7.750% due 10/01/2017		75		80

Seneca Gaming Corp.
8.250% due 12/01/2018		600		621

Simmons Foods, Inc.
10.500% due 11/01/2017		100		108

See Accompanying Notes	Annual Report	March 31, 2011	223

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Speedway Motorsports, Inc.
6.750% due 02/01/2019		$1,000	$	1,012

Spirit Issuer PLC
1.896% due 12/28/2031	GBP	750		987
6.582% due 12/28/2027		1,374		2,017

STHI Holding Corp.
8.000% due 03/15/2018		$75		78

Suburban Propane Partners LP
7.375% due 03/15/2020		250		269

SunGard Data Systems, Inc.
7.375% due 11/15/2018		325		334
7.625% due 11/15/2020		225		232

Targa Resources Partners LP
6.875% due 02/01/2021		100		99

Teck Resources Ltd.
4.500% due 01/15/2021 (i)		5,000		4,990

Tenet Healthcare Corp.
8.000% due 08/01/2020		500		524
8.875% due 07/01/2019		2,500		2,862

Thermon Industries, Inc.
9.500% due 05/01/2017		600		651

Times Square Hotel Trust
8.528% due 08/01/2026		2,154		2,373

Trinidad Drilling Ltd.
7.875% due 01/15/2019		75		80

UAL Pass-Through Trust
9.750% due 01/15/2017		185		210
9.750% due 01/15/2017 (i)		5,888		6,712
10.400% due 05/01/2018		1,653		1,892

Uncle Acquisition Corp.
8.625% due 02/15/2019		25		26

Universal Health Services, Inc.
7.000% due 10/01/2018		825		856

Univision Communications, Inc.
7.875% due 11/01/2020		175		186
8.500% due 05/15/2021		150		156

UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	100		146

Valeant Pharmaceuticals International
6.750% due 10/01/2017		$100		99
6.875% due 12/01/2018		375		369
7.000% due 10/01/2020		500		487

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		1,000		1,026

Vertellus Specialties, Inc.
9.375% due 10/01/2015		500		536

Warner Chilcott Co. LLC
7.750% due 09/15/2018		1,250		1,316

Whiting Petroleum Corp.
6.500% due 10/01/2018		1,000		1,040

Windstream Corp.
8.125% due 09/01/2018		500		536

WMG Acquisition Corp.
9.500% due 06/15/2016		500		531

Wyndham Worldwide Corp.
5.625% due 03/01/2021		1,000		991

Wynn Las Vegas LLC
7.750% due 08/15/2020		1,000		1,065

				388,510

UTILITIES 1.6%

AES Andres Dominicana
9.500% due 11/12/2020		10,400		11,128

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

AES Corp.
8.000% due 10/15/2017	$325	$	351
9.750% due 04/15/2016	1,500		1,729

AES Ironwood LLC
8.857% due 11/30/2025	925		923

BP Capital Markets PLC
0.450% due 04/11/2011	1,300		1,300
4.500% due 10/01/2020 (i)	8,700		8,637
4.750% due 03/10/2019 (i)	13,200		13,740

Calpine Corp.
7.875% due 07/31/2020	3,000		3,202

Covanta Holding Corp.
7.250% due 12/01/2020	125		131

Cricket Communications, Inc.
10.000% due 07/15/2015	150		165

El Paso Performance-Linked Trust
7.750% due 07/15/2011	1,250		1,274

Energy Future Holdings Corp.
9.750% due 10/15/2019	100		103
10.000% due 01/15/2020	3,000		3,191

Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019	600		618

Expro Finance Luxembourg SCA
8.500% due 12/15/2016	800		796

Frontier Communications Corp.
7.125% due 03/15/2019	1,200		1,224

GenOn Energy, Inc.
7.875% due 06/15/2017	500		499
9.500% due 10/15/2018	500		522

Inergy LP
7.000% due 10/01/2018	1,000		1,045

Korea Electric Power Corp.
3.000% due 10/05/2015	2,000		1,954

Midwest Generation LLC
8.560% due 01/02/2016	1,230		1,255

NGPL PipeCo LLC
7.768% due 12/15/2037	1,000		1,077

NRG Energy, Inc.
7.375% due 01/15/2017	1,500		1,568
8.250% due 09/01/2020	3,300		3,448

NV Energy, Inc.
6.250% due 11/15/2020	2,000		2,043

Qwest Corp.
7.500% due 06/15/2023	2,000		2,015

Sithe Independence Funding Corp.
9.000% due 12/30/2013	330		338

Sprint Capital Corp.
6.900% due 05/01/2019	300		311
8.750% due 03/15/2032	1,500		1,603

Sprint Nextel Corp.
6.000% due 12/01/2016	160		162

Telecom Italia Capital S.A.
7.200% due 07/18/2036 (i)	4,300		4,325

Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,177		1,242

			71,919

Total Corporate Bonds & Notes (Cost $1,312,848)			1,378,317

CONVERTIBLE BONDS & NOTES 0.8%

BANKING & FINANCE 0.6%

SL Green Operating Partnership LP
3.000% due 10/15/2017	25,000		27,500

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

U.S. Bancorp
0.000% due 09/20/2036	$305	$	301

			27,801

INDUSTRIALS 0.2%

Chesapeake Energy Corp.
2.250% due 12/15/2038	2,000		1,847

Transocean, Inc.
1.500% due 12/15/2037	5,000		4,944

			6,791

Total Convertible Bonds & Notes (Cost $31,057)			34,592

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.7%

Alameda County, California Oakland Unified School District General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	300		326

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	7,500		7,527
6.918% due 04/01/2040	7,000		7,166
7.043% due 04/01/2050	2,340		2,391

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	7,000		7,372

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	5,000		5,130

			29,912

NEW JERSEY 0.1%

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	5,500		5,920

NEW YORK 0.2%

New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	5,500		5,704

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	2,000		1,948

			7,652

OHIO 0.0%

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
5.939% due 02/15/2047	1,500		1,300

TENNESSEE 0.0%

Nashville & Davidson County, Tennessee Metropolitan Government Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000		1,064
6.693% due 07/01/2041	1,000		1,068

			2,132

Total Municipal Bonds & Notes (Cost $45,745)			46,916

U.S. GOVERNMENT AGENCIES 27.1%

Fannie Mae
0.310% due 12/25/2036	160		157
0.370% due 03/25/2034	78		78
0.400% due 08/25/2034	32		31

224	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.600% due 11/25/2032 - 03/25/2044	$58	$	56
0.650% due 06/25/2029 - 08/25/2036	102		102
0.654% due 04/18/2028 - 09/18/2031	22		22
0.681% due 11/25/2021	14		14
0.731% due 07/25/2021	20		20
0.981% due 08/25/2022	11		10
1.081% due 05/25/2022	9		9
1.131% due 05/25/2018 - 10/25/2020	45		46
1.181% due 04/25/2021	8		8
1.181% due 05/25/2021 - 10/25/2021 (i)	62		62
1.459% due 11/01/2028 (i)	684		700
1.481% due 01/25/2024	34		35
1.518% due 10/01/2044	15		15
1.581% due 11/25/2021 (i)	42		43
1.718% due 10/01/2040 (i)	129		131
1.945% due 02/01/2032 (i)	71		72
1.965% due 01/01/2035 (i)	132		136
1.965% due 12/01/2035	23		24
1.984% due 09/25/2022	10		10
2.010% due 12/01/2034 (i)	232		235
2.063% due 11/01/2033 (i)	109		114
2.077% due 08/01/2033 (i)	177		184
2.150% due 11/01/2033	15		15
2.164% due 01/01/2018 (i)	53		55
2.230% due 07/01/2019 (i)	72		74
2.283% due 12/01/2035	7		7
2.289% due 06/01/2025	4		4
2.353% due 09/01/2033 (i)	45		47
2.375% due 07/01/2025 - 02/01/2032 (i)	215		222
2.400% due 02/01/2032	20		21
2.431% due 10/01/2025 (i)	70		74
2.436% due 09/01/2035 (i)	38		40
2.465% due 12/01/2032 - 12/01/2033 (i)	138		143
2.492% due 04/01/2033	11		11
2.500% due 09/01/2024 - 07/01/2032 (i)	216		222
2.501% due 10/01/2017	18		18
2.506% due 07/01/2025	2		2
2.530% due 03/25/2022	20		21
2.540% due 06/01/2019	16		17
2.545% due 03/01/2034 (i)	38		40
2.547% due 07/01/2035 (i)	32		33
2.552% due 10/01/2035 (i)	426		450
2.561% due 04/01/2032 (i)	83		87
2.565% due 05/01/2024 (i)	47		47
2.566% due 07/01/2032 (i)	38		39
2.570% due 03/01/2033 (i)	336		353
2.573% due 04/01/2024	17		18
2.575% due 05/01/2024 (i)	108		112
2.580% due 09/25/2022	9		10
2.605% due 08/01/2032 (i)	30		32
2.630% due 01/25/2022 (i)	54		56
2.640% due 04/25/2023	12		13
2.644% due 10/01/2032 (i)	36		38
2.675% due 01/01/2035 (i)	244		252
2.689% due 05/01/2018	16		16
2.758% due 11/01/2020	12		12
2.758% due 11/01/2020 (i)	47		48
2.764% due 10/01/2034 (i)	216		227
2.807% due 07/01/2036 (i)	68		71
2.820% due 04/01/2017	4		4
2.821% due 07/01/2017 - 07/01/2018	21		21
2.821% due 07/01/2018 (i)	43		44
2.841% due 05/01/2018 (i)	33		34
2.847% due 10/01/2025	4		4
2.857% due 03/01/2020	10		10
2.875% due 12/01/2020	10		10
2.895% due 03/01/2036 (i)	354		360

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.904% due 09/01/2017	$10	$	10
2.904% due 03/01/2033 (i)	65		66
2.968% due 08/01/2032	25		27
3.000% due 08/01/2018 - 09/01/2024 (i)	85		88
3.036% due 01/01/2018	7		7
3.170% due 01/01/2019	8		8
3.256% due 07/01/2032 (i)	546		565
3.277% due 07/01/2018	6		6
3.325% due 08/01/2017	17		17
3.328% due 09/01/2017	13		13
3.342% due 06/01/2032 (i)	351		365
3.359% due 07/01/2017	3		3
3.395% due 09/01/2031 (i)	159		161
3.396% due 11/01/2018	1		1
3.529% due 02/01/2028	4		4
3.538% due 01/01/2028	4		4
3.570% due 08/01/2026	16		16
3.575% due 08/01/2017	14		14
3.588% due 12/01/2027	6		6
3.592% due 07/01/2026	13		13
3.608% due 11/01/2029 (i)	74		78
3.633% due 01/01/2029 (i)	152		157
3.661% due 05/01/2028	8		8
3.686% due 03/01/2016	4		4
3.699% due 05/01/2019	9		9
3.728% due 09/01/2030 (i)	69		72
3.750% due 09/01/2016 - 09/01/2017	23		23
3.787% due 01/01/2018	6		6
3.811% due 04/01/2028	19		20
3.875% due 07/01/2017 - 01/01/2027	25		26
4.000% due 06/01/2017 - 05/01/2041	60,540		59,307
4.000% due 03/01/2036 - 03/01/2041 (i)	577,797		568,355
4.185% due 12/01/2027	24		25
4.240% due 03/01/2036 (i)	60		62
4.261% due 09/01/2024	6		6
4.500% due 04/01/2039 - 11/01/2040 (i)	214,959		216,205
4.975% due 09/01/2022 (i)	29		30
5.000% due 01/01/2016 - 06/25/2043 (i)	501		519
5.136% due 09/01/2018	21		23
5.291% due 10/01/2033	8		8
5.500% due 11/25/2032 - 06/01/2048 (i)	71,371		76,807
5.500% due 01/01/2034 - 07/01/2039	80,330		86,600
5.820% due 12/25/2036 - 02/25/2037 (b)(i)	12,106		1,652
5.988% due 10/01/2036 (i)	47		51
6.000% due 06/25/2029 - 09/01/2037 (i)	20,079		22,045
6.100% due 01/25/2040 (b)(i)	12,705		2,111
6.200% due 10/25/2039 (b)(i)	16,541		2,036
6.250% due 02/25/2037 (b)(i)	13,772		1,825
6.300% due 10/25/2036 (b)(i)	8,851		1,149
6.422% due 04/01/2027 (i)	129		130
6.500% due 06/25/2028 - 02/01/2036 (i)	1,014		1,136
6.850% due 12/18/2027 (i)	34		38
6.900% due 05/25/2023 (i)	122		135
7.000% due 07/25/2022 - 08/01/2036 (i)	1,253		1,410
7.000% due 12/25/2023	52		59
7.202% due 01/17/2040 (i)	2,604		2,714
7.223% due 06/25/2042 (i)	61		70
7.500% due 07/25/2022 - 06/25/2042 (i)	247		277
7.500% due 10/25/2022 - 12/25/2030	33		36
7.660% due 05/01/2015 (i)	897		940
8.000% due 07/25/2022 (i)	34		38
8.600% due 08/25/2019 (i)	227		255

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Freddie Mac
0.240% due 08/05/2011 (h)	$221	$	221
1.718% due 07/25/2044	33		33
2.125% due 04/01/2017 (i)	266		274
2.225% due 02/01/2033	5		5
2.227% due 05/01/2035 (i)	176		182
2.360% due 06/01/2033 (i)	40		41
2.375% due 08/01/2034	3		3
2.473% due 01/01/2033	26		27
2.474% due 10/01/2032 (i)	76		80
2.475% due 01/01/2033 (i)	27		28
2.480% due 09/01/2031 (i)	275		277
2.486% due 10/01/2026	3		3
2.500% due 05/01/2029 (i)	118		125
2.505% due 11/01/2031 (i)	83		87
2.517% due 08/01/2024	25		26
2.526% due 09/01/2034 (i)	201		212
2.531% due 09/01/2023	25		25
2.536% due 07/01/2034 (i)	253		266
2.553% due 02/01/2026 (i)	58		61
2.567% due 09/01/2032 (i)	163		164
2.568% due 04/01/2033	5		5
2.572% due 01/01/2035 (i)	247		259
2.588% due 09/01/2033	18		19
2.593% due 09/01/2033 (i)	362		380
2.598% due 05/01/2033 (i)	59		61
2.601% due 12/01/2034 (i)	56		59
2.625% due 07/01/2017 (i)	37		39
2.635% due 07/01/2025 - 01/01/2035 (i)	273		283
2.658% due 02/01/2036 (i)	81		84
2.676% due 03/01/2032 (i)	599		632
2.705% due 07/01/2033 (i)	42		44
2.717% due 04/01/2036 (i)	29		31
2.727% due 03/01/2031 (i)	131		138
2.750% due 10/01/2024 (i)	47		48
2.762% due 07/01/2024	15		15
2.764% due 11/01/2029 (i)	489		517
2.801% due 08/01/2035	15		15
2.803% due 09/01/2024 (i)	30		31
2.821% due 06/01/2019	24		24
2.890% due 08/01/2034 (i)	260		262
2.921% due 07/01/2033 (i)	172		182
2.935% due 12/01/2033 (i)	296		312
3.000% due 01/01/2020	21		21
3.040% due 10/01/2035 (i)	281		283
3.068% due 11/01/2017	17		17
3.177% due 11/01/2035 (i)	233		245
3.213% due 05/01/2019	7		7
3.398% due 02/01/2018 (i)	30		31
3.566% due 06/01/2019 (i)	49		50
3.848% due 05/01/2019 (i)	288		290
3.868% due 02/01/2015 (i)	51		51
4.000% due 02/15/2017	26		27
4.504% due 03/01/2025 (i)	49		50
4.867% due 09/01/2018 (i)	35		37
4.880% due 03/01/2025	2		2
5.087% due 04/01/2036 (i)	49		51
5.194% due 09/01/2037 (i)	39		41
5.427% due 09/01/2037	14		15
5.500% due 08/15/2036 - 02/01/2038 (i)	59,168		63,248
5.509% due 05/01/2037 (i)	39		41
5.552% due 06/01/2037	5		5
5.726% due 09/01/2037	14		15
5.728% due 12/01/2037	20		22
5.778% due 11/01/2036	8		8
5.806% due 08/01/2037	13		13
5.816% due 09/01/2037 (i)	27		29
5.844% due 01/01/2037 (i)	594		629
5.846% due 08/01/2037	1		1
5.981% due 09/01/2036	7		7
5.987% due 08/01/2036	11		12
6.000% due 03/15/2017	5		5
6.000% due 08/15/2018 - 02/15/2032 (i)	20,257		22,055

See Accompanying Notes	Annual Report	March 31, 2011	225

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.191% due 02/01/2037	$13	$	14
6.445% due 04/15/2026 (b)(i)	8,691		1,214
6.500% due 11/15/2021 - 04/15/2029 (i)	1,458		1,658
6.750% due 01/15/2024	35		37
6.845% due 06/15/2032 (b)(i)	8,364		1,060
6.945% due 07/15/2034 (b)(i)	4,966		759
7.000% due 10/15/2013	22		23
7.000% due 05/15/2021 - 12/01/2047 (i)	1,981		2,228
7.281% due 09/01/2037 (i)	314		335
7.500% due 09/01/2011	6		6
7.500% due 06/01/2014 - 01/15/2023 (i)	517		564
8.500% due 06/15/2031 (i)	570		653
8.788% due 05/15/2023 (i)	48		56
9.000% due 09/15/2020 - 02/15/2021 (i)	257		284
20.267% due 10/15/2031	368		497

Ginnie Mae
1.805% due 03/16/2051 (b)(i)	55,061		4,311
2.000% due 10/20/2030 - 10/20/2032 (i)	180		186
2.000% due 12/20/2033 - 01/20/2035	29		30
2.125% due 10/20/2025 - 12/20/2026	29		30
2.625% due 08/20/2027	3		3
2.625% due 10/20/2029 (i)	157		162
2.750% due 01/20/2032 - 03/20/2032 (i)	300		310
3.125% due 08/20/2033	22		23
3.250% due 02/20/2029 (i)	38		39
3.375% due 06/20/2022 - 05/20/2029	84		88
3.375% due 04/20/2032 - 06/20/2032 (i)	341		355
4.000% due 10/15/2039 - 11/15/2040 (i)	47,603		47,612
4.000% due 10/15/2040	26		26
5.500% due 04/20/2037	62		63
6.100% due 06/15/2028 - 03/15/2029 (i)	1,705		1,894
6.490% due 01/15/2028 - 01/15/2029 (i)	1,546		1,750
6.490% due 03/15/2028	15		17
27.288% due 03/20/2031	1,113		1,730

Small Business Administration
4.628% due 03/10/2013	209		218
5.370% due 04/01/2028	1,515		1,621
7.100% due 02/01/2017	41		44
7.190% due 12/01/2019	471		520
7.590% due 01/01/2020	210		235

Vendee Mortgage Trust
6.500% due 09/15/2024	225		236

Total U.S. Government Agencies (Cost $1,233,756)			1,217,378

U.S. TREASURY OBLIGATIONS 0.5%

Treasury Inflation Protected Securities (f)
2.125% due 02/15/2040	10,167		10,779

U.S. Treasury Bonds
4.250% due 11/15/2040	10,000		9,556

U.S. Treasury Notes
0.625% due 12/31/2012	1,574		1,572
3.375% due 11/15/2019	20		20

Total U.S. Treasury Obligations (Cost $21,632)			21,927

MORTGAGE-BACKED SECURITIES 63.8%

Adjustable Rate Mortgage Trust
0.500% due 03/25/2036	1,883		1,071

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.783% due 05/25/2035		$660	$	668
2.832% due 03/25/2035		10,582		9,979
2.963% due 01/25/2036		2,189		1,590
5.274% due 11/25/2035		1,459		1,200
5.286% due 01/25/2036		1,358		1,193
5.361% due 11/25/2035		1,570		1,403

American General Mortgage Loan Trust
5.150% due 03/25/2058		772		799

American Home Mortgage Assets
1.272% due 09/25/2046		1,420		804

American Home Mortgage Investment Trust
0.550% due 11/25/2045		908		614
1.954% due 10/25/2034		5,356		4,215
2.214% due 11/25/2045		17,385		13,978
2.250% due 02/25/2045		1,687		1,553
2.281% due 10/25/2034		1,313		1,192
2.460% due 06/25/2045		1,614		1,508

Arkle Master Issuer PLC
0.404% due 02/17/2052		6,000		5,970

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	7,422		10,513

ASG Resecuritization Trust
5.368% due 03/26/2037		$873		887

Asti Finance SRL
1.862% due 05/27/2050	EUR	31,928		42,082

Banc of America Alternative Loan Trust
0.650% due 06/25/2046		$42		27
4.750% due 02/25/2019		91		93
5.500% due 07/25/2020		275		265
5.500% due 12/25/2035		686		596
5.750% due 04/25/2034		2,472		2,597
5.869% due 11/25/2021		1,475		1,351
6.000% due 03/25/2021		131		128
6.000% due 11/25/2034		135		138
6.000% due 12/25/2034		127		125
6.000% due 08/25/2035		4,798		4,109
6.000% due 06/25/2046		5,977		5,350

Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043		15		15
5.451% due 01/15/2049		4,130		4,346
5.634% due 07/10/2046		550		592
5.662% due 04/10/2049		4,000		4,065
5.689% due 04/10/2049		4,236		4,496
5.889% due 07/10/2044		10,000		10,816
6.186% due 06/11/2035		237		243

Banc of America Funding Corp.
0.748% due 06/26/2035		9,443		8,629
0.748% due 07/26/2036		4,237		4,111
0.750% due 07/25/2036		1,467		1,289
2.768% due 06/25/2034		2,033		1,983
2.796% due 02/20/2036		296		284
2.828% due 05/25/2035		112		53
2.830% due 03/20/2035		2,234		2,208
2.938% due 06/20/2035		145		85
2.978% due 05/20/2034		1,855		1,717
3.002% due 12/20/2034		1,282		900
3.020% due 09/20/2035		488		294
5.153% due 09/20/2035		191		176
5.460% due 01/26/2037		119		119
5.500% due 09/25/2035		3,809		3,804
5.500% due 03/25/2036		945		902
5.611% due 05/20/2036		1,719		1,624
5.671% due 03/20/2036		341		280
5.750% due 10/25/2035		261		263
5.888% due 04/25/2037		755		637
5.937% due 10/20/2046		1,458		1,006
6.000% due 09/25/2036		15,423		13,457
6.000% due 08/25/2037		1,404		1,200

Banc of America Large Loan, Inc.
0.565% due 03/15/2022		5,000		4,775
1.005% due 08/15/2029		3,000		2,736

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.005% due 11/15/2015		$62,009	$	58,679
5.620% due 06/24/2050		4,100		4,369

Banc of America Mortgage Securities, Inc.
2.747% due 03/25/2034		60		58
2.792% due 05/25/2034		317		282
2.798% due 04/25/2034		111		102
2.857% due 02/25/2034		973		884
2.866% due 06/25/2035		1,984		1,649
2.874% due 12/25/2033		37		35
2.884% due 01/25/2036		1,604		1,448
2.885% due 02/25/2035		4,382		3,941
2.894% due 08/25/2034		1,479		1,362
2.906% due 01/25/2034		1,405		1,350
2.923% due 04/25/2035		1,732		1,514
2.924% due 12/25/2033		367		366
2.926% due 05/25/2035		1,356		1,196
2.927% due 04/25/2033		409		408
2.947% due 07/25/2035		342		301
2.956% due 05/25/2034		1,096		1,019
2.959% due 05/25/2033		15		13
2.982% due 02/25/2033		187		169
3.022% due 08/25/2034		268		241
3.068% due 11/25/2035		2,789		2,109
3.123% due 11/25/2035		403		363
3.166% due 09/25/2034		997		941
3.184% due 09/25/2035		1,554		1,254
3.226% due 10/25/2034		1,492		1,418
3.232% due 10/25/2035		159		132
3.525% due 07/20/2032		168		164
5.000% due 08/25/2019		506		517
5.123% due 09/25/2035		1,118		1,076
5.161% due 02/25/2035		2,515		2,306
5.176% due 11/25/2034		533		496
5.238% due 12/25/2034		1,115		1,041
5.250% due 07/25/2035		350		301
5.303% due 06/25/2035		6,154		5,633
5.500% due 10/25/2035		2,214		2,122
6.000% due 09/25/2037		1,972		1,838
6.500% due 09/25/2033		120		125

Bancaja Fondo de Titulizacion de Activos
1.198% due 05/22/2050	EUR	8,641		10,070

BCAP LLC Trust
2.928% due 11/26/2035		$2,346		2,367
2.989% due 11/26/2035		11,000		10,848
3.274% due 05/26/2036		2,642		2,585
3.648% due 05/26/2036		4,647		4,620
5.210% due 11/26/2037		39,297		36,939
5.267% due 10/26/2035		717		731
5.270% due 04/26/2037		737		742
5.297% due 05/26/2047		5,156		5,275
5.319% due 08/26/2035		3,084		3,015
5.397% due 04/26/2037		2,531		2,581
5.500% due 12/26/2035		5,652		5,650
5.532% due 05/26/2037		1,203		1,240
5.695% due 07/26/2037		3,542		3,615
5.835% due 07/26/2036		156		158

Bear Stearns Adjustable Rate Mortgage Trust
2.387% due 02/25/2036		592		440
2.400% due 08/25/2035		72		70
2.496% due 04/25/2034		2,415		2,301
2.520% due 02/25/2036		750		699
2.560% due 10/25/2035		2,436		2,231
2.725% due 04/25/2034		1,607		1,512
2.754% due 08/25/2033		225		225
2.783% due 03/25/2035		4,316		3,554
2.816% due 04/25/2034		3,692		3,103
2.860% due 10/25/2035		13,647		11,952
2.906% due 11/25/2034		3,164		2,847
2.937% due 01/25/2035		1,941		1,766
3.158% due 10/25/2034		1,185		1,033
3.241% due 07/25/2034		6		6
3.607% due 11/25/2034		797		802
4.827% due 01/25/2035		1,481		1,378
5.039% due 07/25/2034		3,317		3,296

226	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.261% due 03/25/2035		$1,288	$	1,163
5.297% due 05/25/2047		1,597		1,237
5.385% due 11/25/2034		247		232
5.526% due 04/25/2033		760		745
5.675% due 02/25/2036		2,080		1,533

Bear Stearns Alt-A Trust
0.410% due 06/25/2046 (a)		2,513		1,163
2.568% due 03/25/2035		657		496
2.579% due 09/25/2034		161		132
2.643% due 05/25/2035		129		117
2.663% due 01/25/2036		3,552		2,070
2.690% due 04/25/2035		2,486		1,849
2.788% due 01/25/2035		377		316
2.868% due 03/25/2036		358		205
2.922% due 01/25/2035		983		798
2.955% due 02/25/2034		524		495
2.987% due 09/25/2035		1,288		1,008
5.731% due 01/25/2034		561		557
5.734% due 05/25/2036		46		27
5.999% due 08/25/2036		9,967		6,846

Bear Stearns Alt-A Trust II
5.447% due 09/25/2047		700		443

Bear Stearns Commercial Mortgage Securities
0.475% due 03/15/2019		4,500		4,293
5.201% due 12/11/2038		5,000		5,272
5.627% due 03/13/2040		3,989		3,435
5.694% due 06/11/2050		1,000		1,069
5.718% due 06/11/2040		5,800		6,254
6.000% due 07/15/2031		3,242		3,225
7.000% due 05/20/2030		20,100		21,864

Carey Commercial Mortgage Trust
8.430% due 09/20/2019		1,500		1,516

CC Mortgage Funding Corp.
0.380% due 05/25/2048		1,949		896
0.430% due 05/25/2036		1,089		735

Celtic Residential Irish Mortgage Securitisation
0.937% due 12/14/2048	GBP	18,945		23,310
1.017% due 11/13/2047	EUR	3,941		4,304
1.117% due 04/10/2048		11,434		12,137
1.270% due 03/18/2049		8,000		8,050
1.305% due 12/14/2048		4,900		5,322

Chase Mortgage Finance Corp.
2.875% due 02/25/2037		$788		799
2.903% due 02/25/2037		5,093		4,765
2.919% due 07/25/2037		395		398
2.948% due 12/25/2035		25,000		20,741
3.064% due 07/25/2037		41		40
3.743% due 03/25/2037		7,831		6,472
5.000% due 11/25/2033		156		160
5.401% due 12/25/2035		4,267		4,159
5.470% due 01/25/2036		180		158
5.925% due 12/25/2037		3,298		2,977
5.981% due 09/25/2036		2,000		1,551
6.000% due 10/25/2036		1,142		1,122
6.000% due 12/25/2036		912		933
6.000% due 02/25/2037		7,000		5,685
6.000% due 03/25/2037		3,600		3,049
6.000% due 05/25/2037		2,944		2,588
6.250% due 10/25/2036		11,500		10,199

Citicorp Mortgage Securities, Inc.
5.500% due 10/25/2021		870		872
5.500% due 12/25/2021		1,516		1,524
5.500% due 06/25/2037		4,590		4,544
5.500% due 07/25/2037		4,919		4,433
5.750% due 01/25/2037		881		881
6.000% due 04/25/2037		20,513		20,245

Citigroup Commercial Mortgage Trust
0.834% due 08/15/2021		2,000		1,878
5.698% due 12/10/2049		458		496
5.745% due 06/14/2050		20,000		21,569

Citigroup Mortgage Loan Trust, Inc.
2.650% due 03/25/2036		551		465

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.737% due 03/25/2034	$1,547	$	1,577
2.820% due 12/25/2035	508		471
2.882% due 03/25/2036	7,876		6,155
2.909% due 08/25/2035	1,218		1,178
2.983% due 09/25/2034	7,423		7,230
3.037% due 02/25/2034	113		110
3.452% due 09/25/2037	3,868		1,795
4.900% due 12/25/2035	3,163		3,079
5.103% due 05/25/2035	5,192		4,976
5.143% due 07/25/2036	348		340
5.162% due 09/25/2035	3,059		2,694
5.379% due 11/25/2036	3,836		2,947
5.492% due 07/25/2046	1,195		876
5.531% due 06/25/2037	1,439		1,494
6.000% due 02/25/2037	1,365		1,393

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	2,200		2,249
5.322% due 12/11/2049	6,000		6,306
5.617% due 10/15/2048	31,465		33,817
5.886% due 11/15/2044	6,626		7,169

Citimortgage Alternative Loan Trust
5.500% due 11/25/2021	1,780		1,677
5.750% due 12/25/2036	1,908		1,441
5.750% due 03/25/2037	3,313		2,497
6.000% due 07/25/2036	1,872		1,454

Commercial Mortgage Acceptance Corp.
5.440% due 09/15/2030	1,038		1,081

Commercial Mortgage Pass-Through Certificates
0.038% due 07/10/2046 (b)	175,823		4,289
0.491% due 12/10/2046 (b)	394,323		4,559
2.470% due 07/10/2046 (b)	19,683		2,214
3.156% due 07/10/2046	9,927		9,896
3.830% due 07/10/2046	10,000		9,723
6.586% due 07/16/2034	14,493		14,488
6.614% due 07/16/2034	2,000		2,020

Countrywide Alternative Loan Trust
0.410% due 02/25/2047	1,533		999
0.420% due 01/25/2037	555		331
0.430% due 06/25/2047	14,002		8,536
0.440% due 09/25/2046	13,364		7,327
0.464% due 05/20/2046	1,914		1,080
0.464% due 07/20/2046	938		423
0.509% due 07/25/2035	92		63
0.530% due 12/25/2035	324		230
0.560% due 08/25/2035	4,595		2,380
0.560% due 10/25/2035	258		165
0.584% due 11/20/2035	20,286		12,742
0.600% due 09/25/2035	1,093		702
0.650% due 03/25/2034	34		33
0.700% due 09/25/2035	443		330
0.800% due 04/25/2033	137		136
1.050% due 01/25/2036	2,856		2,096
1.412% due 08/25/2035	278		156
1.602% due 07/20/2035	172		108
1.957% due 06/25/2035	252		165
2.872% due 12/25/2035	3,584		2,544
3.604% due 06/25/2037	548		399
5.500% due 08/25/2034	1,173		1,185
5.500% due 11/25/2035	49,753		44,495
5.500% due 02/25/2036	2,905		2,345
5.544% due 03/25/2047	768		762
5.663% due 02/25/2037	5,114		3,869
5.750% due 07/25/2037	1,331		1,049
5.750% due 04/25/2047	1,500		968
5.801% due 08/25/2036	1,887		1,370
6.000% due 12/25/2033	100		101
6.000% due 02/25/2034	9		9
6.000% due 04/25/2036	3,275		2,440
6.000% due 02/25/2037	9,725		7,547
6.000% due 04/25/2037	12,383		9,362
6.250% due 08/25/2037	1,737		1,154
6.500% due 06/25/2036	1,287		791
6.500% due 09/25/2036	5,380		3,546
7.000% due 08/25/2034	557		547
7.500% due 12/25/2034	223		185

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.480% due 05/25/2035	$773	$	528
0.520% due 03/25/2035	1,547		1,254
0.520% due 04/25/2035	10		6
0.550% due 03/25/2035	266		174
0.570% due 03/25/2035	245		154
0.620% due 02/25/2035	241		159
0.630% due 09/25/2034	287		174
2.338% due 09/25/2034	754		521
2.531% due 02/20/2036	360		233
2.701% due 07/19/2033	539		487
2.768% due 05/19/2033	555		527
2.785% due 02/25/2034	201		194
2.812% due 02/20/2035	4,448		3,840
2.818% due 02/25/2034	807		767
2.829% due 02/19/2034	428		400
2.844% due 05/20/2035	6,579		4,726
2.886% due 05/20/2034	156		139
2.909% due 05/25/2034	640		584
2.913% due 06/25/2033	434		411
2.984% due 08/25/2034	71		53
3.017% due 02/20/2036	142		119
3.079% due 11/20/2034	1,141		986
3.171% due 02/25/2034	110		97
3.246% due 03/25/2035	243		158
3.881% due 07/25/2034	1,041		996
4.577% due 12/19/2033	447		439
4.980% due 02/25/2047	335		228
5.000% due 04/25/2035	5,884		5,537
5.147% due 04/25/2035	740		669
5.250% due 12/25/2027	3,707		3,326
5.267% due 10/20/2035	5,406		4,299
5.500% due 08/25/2035	15,114		13,149
5.500% due 09/25/2035	6,371		5,388
5.500% due 10/25/2035	854		804
5.500% due 01/25/2036	516		507
5.627% due 04/20/2036	2,269		1,555
5.750% due 02/25/2036	4,339		3,195
5.750% due 05/25/2037	1,147		985
5.750% due 07/25/2037	5,000		4,430
5.783% due 09/25/2047	370		269
5.850% due 05/25/2036	11,117		9,056
6.000% due 05/25/2036	3,755		3,347
6.000% due 03/25/2037	3,905		3,177
6.000% due 04/25/2037	1,920		1,626
6.000% due 05/25/2037	20,155		16,726
6.000% due 07/25/2037	3,751		2,834
6.000% due 10/25/2037	985		903
6.250% due 09/25/2036	2,000		1,842
6.250% due 10/25/2036	1,046		1,052
6.500% due 10/25/2037	23,379		20,256

Credit Suisse First Boston Mortgage Securities Corp.
0.900% due 11/25/2031	419		359
0.950% due 11/25/2035	4,709		3,675
1.400% due 03/25/2034	798		684
2.495% due 07/25/2033	182		176
2.586% due 04/25/2034	108		106
2.675% due 08/25/2033	1,562		1,584
2.836% due 09/25/2034	1,117		1,076
2.894% due 11/25/2034	269		265
3.546% due 03/25/2034	294		275
5.250% due 12/25/2020	95		96
5.250% due 08/25/2035	812		808
5.500% due 10/25/2035	1,075		869
5.603% due 07/15/2035	500		519
5.750% due 04/22/2033	495		507
6.000% due 11/25/2035	522		342
6.500% due 01/25/2036	1,142		699

Credit Suisse Mortgage Capital Certificates
0.325% due 02/15/2022	7,630		7,330
0.425% due 10/15/2021	5,957		5,744
0.625% due 10/15/2021	6,000		5,867
0.655% due 10/15/2021	8,500		8,291
0.725% due 10/15/2021	135		128
3.689% due 12/27/2035	2,391		2,269

See Accompanying Notes	Annual Report	March 31, 2011	227

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.000% due 04/25/2037		$10,004	$	9,322
5.171% due 08/27/2037		106		106
5.223% due 04/26/2037		2,031		2,037
5.467% due 09/15/2039		1,900		2,011
5.467% due 09/18/2039		5,650		5,835
5.500% due 03/25/2037		2,780		2,577
5.509% due 04/15/2047		3,000		3,119
5.695% due 09/15/2040		3,000		3,118
5.799% due 05/26/2037		243		250
6.000% due 02/25/2037		1,778		1,607
6.000% due 06/25/2037		12,862		11,073
6.250% due 08/25/2036		6,810		6,182
6.500% due 07/26/2036		904		536

Credit-Based Asset Servicing & Securitization LLC
5.650% due 10/25/2036		215		217

CW Capital Cobalt Ltd.
5.174% due 08/15/2048		5,850		5,959

DBUBS Mortgage Trust
1.402% due 11/10/2046 (b)		118,597		7,814

DECO Series
0.935% due 01/27/2020	GBP	9,331		13,978
1.301% due 01/27/2018	EUR	6,413		8,583

Deutsche ALT-A Securities, Inc.
0.400% due 02/25/2047		$1,284		702
0.870% due 10/25/2035		16		15
2.941% due 10/25/2035		2,023		1,711
5.000% due 10/25/2018		489		498

Deutsche Mortgage Securities, Inc.
5.217% due 06/26/2035		2,844		2,786

Developers Diversified Realty Corp.
5.730% due 10/14/2022		1,800		1,926

Downey Savings & Loan Association Mortgage Loan Trust
0.434% due 04/19/2048		610		249
0.584% due 09/19/2045		2,427		1,560
0.654% due 11/19/2044		350		134
2.477% due 07/19/2044		936		756
2.586% due 07/19/2044		68		57

E-MAC NL BV
1.205% due 07/25/2036	EUR	1,533		2,001

European Loan Conduit
1.243% due 05/15/2019		9,165		11,930

Eurosail PLC
0.966% due 12/15/2044	GBP	2,484		3,531
0.967% due 03/13/2045		4,115		5,646
1.295% due 03/13/2045	EUR	2,941		3,975
1.335% due 03/13/2045		3,100		3,782

Extended Stay America Trust
1.166% due 01/05/2016 (b)		$164,500		3,321
2.950% due 11/05/2027		17,884		17,588
3.128% due 01/05/2013 (b)		32,290		1,664

Fastnet Securities PLC
1.025% due 08/10/2043	EUR	31,486		33,151

First Horizon Alternative Mortgage Securities
0.620% due 02/25/2037		$834		515
2.325% due 08/25/2034		1,379		1,227
2.371% due 02/25/2035		5,115		4,465
2.375% due 08/25/2035		5,470		4,307
5.250% due 02/25/2021		3,871		3,654
6.000% due 07/25/2036		193		154
6.000% due 08/25/2036		9,683		7,167

First Horizon Asset Securities, Inc.
2.720% due 02/25/2034		298		306
2.800% due 06/25/2034		368		378
2.856% due 05/25/2034		244		233
2.869% due 06/25/2035		5,429		4,671
2.876% due 10/25/2034		1,330		1,307
3.373% due 05/25/2036		5,083		4,259
5.369% due 02/25/2035		3,047		3,000

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.388% due 01/25/2037		$3,438	$	2,786
5.500% due 04/25/2022		838		792
5.557% due 10/25/2035		214		187
5.750% due 10/25/2021		1,009		1,012
5.750% due 05/25/2037		1,200		1,049
6.250% due 11/25/2037		861		787

First Republic Mortgage Loan Trust
0.605% due 11/15/2031		48		44
0.655% due 11/15/2032		150		142
0.755% due 11/15/2030		737		733

FREMF Mortgage Trust
0.100% due 05/25/2020 (b)		427,482		2,532

GMAC Commercial Mortgage Securities, Inc.
5.362% due 04/10/2040		6,853		6,870
5.713% due 10/15/2038		476		492

GMAC Mortgage Corp. Loan Trust
0.750% due 05/25/2018		978		973
3.116% due 03/18/2035		157		145
3.238% due 05/25/2035		547		455
4.988% due 05/25/2035		3,341		3,137
5.164% due 11/19/2035		1,311		1,193
5.258% due 03/18/2035		113		103
5.337% due 11/19/2035		5,632		5,399

Granite Master Issuer PLC
0.987% due 12/20/2054	EUR	9,410		12,632
0.997% due 12/20/2054		1,046		1,404
1.067% due 12/20/2054		5,099		6,835
1.087% due 12/20/2054		3,555		4,768

Granite Mortgages PLC
1.310% due 06/20/2044		1,695		2,292
1.490% due 03/20/2044		246		333

Great Hall Mortgages PLC
1.300% due 03/18/2039		1,123		1,376
1.320% due 06/18/2038		831		1,011

Greenpoint Mortgage Funding Trust
0.430% due 01/25/2037		$2,297		1,439
0.490% due 08/25/2045		895		582
0.509% due 10/25/2045		1,527		1,012

Greenpoint Mortgage Pass-Through Certificates
2.940% due 10/25/2033		167		143

GS Mortgage Securities Corp.
1.000% due 03/12/2044		11,400		11,485
3.914% due 02/10/2021		41,149		3,241
7.500% due 10/25/2036		619		587

GS Mortgage Securities Corp. II
0.224% due 12/10/2043 (b)		35,931		507
0.698% due 12/10/2043 (b)		156,110		4,982
1.582% due 08/10/2043 (b)		168,172		15,948
2.146% due 03/06/2020		1,700		1,700
2.370% due 02/10/2021		15,002		748
4.592% due 08/10/2043		14,200		14,280
5.329% due 03/06/2020		2,000		2,001
5.560% due 11/10/2039		10,000		10,754

GSAA Trust
6.000% due 04/01/2034		128		129

GSR Mortgage Loan Trust
2.230% due 04/25/2032		46		42
2.745% due 04/25/2035		407		371
2.772% due 09/25/2035		129		119
2.795% due 05/25/2035		4,001		3,049
2.796% due 09/25/2035		341		284
2.836% due 05/25/2035		1,592		1,339
2.873% due 08/25/2034		224		193
2.881% due 07/25/2035		3,700		2,886
2.907% due 09/25/2035		1,700		1,527
2.917% due 08/25/2034		4,026		4,027
3.081% due 09/25/2034		145		138
3.212% due 11/25/2035		253		189
5.115% due 04/25/2035		3,071		2,862
5.181% due 11/25/2035		280		270

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.221% due 04/25/2035		$1,328	$	1,289
5.250% due 07/25/2035		1,334		1,328
5.333% due 10/25/2035		5,048		4,810
5.500% due 03/25/2036		4,691		4,267
5.500% due 01/25/2037		16,800		14,552
5.750% due 02/25/2036		3,814		3,487
5.750% due 02/25/2037		540		515
5.758% due 03/25/2037		9,384		8,328
6.000% due 06/25/2036		7,500		6,387
6.000% due 09/25/2036		6,919		6,065
6.500% due 10/25/2036		4,006		4,008

Harborview Mortgage Loan Trust
0.404% due 01/25/2047		2,166		1,377
0.424% due 12/19/2036		471		314
0.434% due 11/19/2036		490		335
0.444% due 01/19/2038		4,434		2,933
0.464% due 11/19/2036		20,646		13,768
0.474% due 07/19/2047		1,812		1,267
0.494% due 01/19/2036		203		122
0.503% due 01/19/2036		225		145
0.534% due 02/19/2036		4,420		2,804
0.564% due 11/19/2035		1,083		756
0.564% due 08/19/2045		1,738		1,214
0.634% due 01/19/2035		904		508
0.654% due 11/19/2034		658		451
1.162% due 12/19/2036		1,658		933
2.085% due 11/19/2034		1,278		1,026
2.725% due 08/19/2034		322		296
2.884% due 07/19/2035		549		476
2.936% due 07/19/2035		5,848		4,766
2.937% due 12/19/2035		287		225
3.001% due 01/19/2035		1,676		1,378
3.010% due 12/19/2035		102		82
5.434% due 06/19/2036		982		601
5.750% due 08/19/2036		3,720		2,610

HSBC Asset Loan Obligation
6.105% due 01/25/2037		2,446		1,888

Indymac INDA Mortgage Loan Trust
2.621% due 01/25/2036		992		828
5.590% due 07/25/2037		5,010		4,117
5.640% due 08/25/2036		530		514
5.689% due 09/25/2037		21,763		15,647

Indymac Index Mortgage Loan Trust
0.440% due 09/25/2046		2,246		1,339
0.460% due 05/25/2046		2,498		1,593
0.480% due 04/25/2035		3,020		1,776
0.490% due 06/25/2037		408		257
0.530% due 03/25/2035		4,770		3,498
0.570% due 07/25/2045		720		496
1.050% due 08/25/2034		238		167
2.536% due 04/25/2035		116		96
2.591% due 08/25/2035		1,127		946
2.647% due 03/25/2035		164		148
2.651% due 06/25/2035		322		247
2.687% due 11/25/2035 (a)		10,497		6,384
2.715% due 03/25/2035		5,587		5,193
2.818% due 01/25/2035		2,920		2,238
2.846% due 09/25/2036		976		613
2.876% due 03/25/2035		120		112
3.039% due 10/25/2034		231		209
4.808% due 06/25/2037 (a)		1,265		719
5.018% due 09/25/2035		95		86
5.210% due 11/25/2035		4,545		3,555
5.258% due 05/25/2036		8,241		6,942
5.284% due 06/25/2036		561		503
5.438% due 12/25/2035		94		72
5.506% due 10/25/2034		1,191		1,152

Intesa Sec SRL
1.368% due 08/28/2023	EUR	716		1,012

JLOC Ltd.
0.449% due 02/16/2016	JPY	4,978		55

JPMorgan Alternative Loan Trust
0.748% due 06/27/2037		$16,314		13,905

228	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.442% due 05/25/2036		$1,115	$	765
5.550% due 10/25/2036		154		147

JPMorgan Chase Commercial Mortgage Securities Corp.
1.205% due 02/15/2019		394		372
1.655% due 02/15/2019		524		482
1.971% due 11/15/2043 (b)		109,234		11,912
2.175% due 06/15/2043 (b)		19,779		1,703
2.749% due 11/15/2043		4,589		4,504
3.616% due 11/15/2043		15,000		14,396
3.853% due 06/15/2043		12,047		12,326
4.070% due 11/15/2043		10,000		9,620
4.388% due 02/15/2046		15,000		15,055
5.298% due 05/15/2047		2,664		2,710
5.664% due 03/18/2051		2,000		2,011
5.794% due 02/12/2051		8,599		9,263

JPMorgan Mortgage Trust
2.151% due 10/25/2033		426		426
2.807% due 04/25/2035		3,545		3,129
2.863% due 02/25/2036		480		384
2.893% due 07/25/2035		195		172
2.922% due 07/25/2035		1,972		1,776
2.967% due 07/25/2035		987		790
2.980% due 07/25/2035		1,862		1,798
3.067% due 11/25/2035		2,763		2,633
3.081% due 07/25/2035		624		590
3.081% due 08/25/2035		10,190		8,719
3.211% due 10/25/2035		1,112		980
4.298% due 04/25/2035		229		231
4.479% due 02/25/2035		1,623		1,654
4.707% due 02/25/2034		80		81
5.000% due 03/25/2022		825		799
5.000% due 07/25/2036		4,429		4,293
5.037% due 06/25/2036		3,100		2,769
5.042% due 06/25/2035		1,400		1,254
5.201% due 06/25/2037		1,554		1,232
5.279% due 07/25/2035		2,545		2,238
5.280% due 01/25/2037		1,668		1,229
5.346% due 10/25/2035		2,922		2,891
5.500% due 01/25/2021		388		378
5.500% due 03/25/2022		330		324
5.500% due 01/25/2036		5,025		4,528
5.544% due 10/25/2035		41		36
5.613% due 04/25/2037		2,000		1,601
5.653% due 04/25/2037		1,601		1,509
5.676% due 10/25/2036		19		17
5.699% due 04/25/2036		3,400		2,832
5.710% due 05/25/2036		5,645		4,780
5.750% due 01/25/2036		15,052		13,228
5.750% due 03/25/2037		2,347		2,030
5.838% due 06/25/2036		104		100
5.874% due 06/25/2037		6,702		5,803
5.903% due 04/25/2037		22,250		20,029
6.000% due 07/25/2036		15,727		13,928
6.000% due 08/25/2037		522		475
6.020% due 10/25/2036		873		741
6.500% due 09/25/2035		1,488		1,522
7.000% due 08/25/2037		3,266		2,690

Kensington Mortgage Securities PLC
1.345% due 06/14/2040	EUR	4,975		6,064

LB-UBS Commercial Mortgage Trust
0.558% due 02/15/2040 (b)		$54,094		1,205
5.347% due 11/15/2038		500		529
5.430% due 02/15/2040		500		527
5.661% due 03/15/2039		2,785		3,002
6.092% due 04/15/2041		8,315		9,162

Lehman Mortgage Trust
6.449% due 04/25/2036		4,647		4,646

Lehman XS Trust
0.350% due 05/25/2046		769		421

Luminent Mortgage Trust
0.450% due 02/25/2046		330		208

Mansard Mortgages PLC
1.456% due 12/15/2049	GBP	27,913		40,500

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
0.490% due 05/25/2037	$720	$	386
2.250% due 01/25/2034	203		195
2.413% due 05/25/2034	681		641
2.448% due 09/25/2033	1,548		1,396
2.536% due 12/25/2033	108		90
2.537% due 07/25/2035	2,409		1,963
2.761% due 10/25/2032	931		933
2.766% due 07/25/2035	2,552		2,109
2.820% due 04/21/2034	359		352
2.841% due 12/21/2034	875		480
2.899% due 11/21/2034	2,366		2,185
2.965% due 01/25/2036	363		314
3.155% due 10/25/2034	1,284		1,018
4.667% due 10/25/2032	700		568
4.972% due 02/25/2036	288		272

MASTR Alternative Loans Trust
7.000% due 06/25/2034	81		80

MASTR Asset Securitization Trust
5.250% due 11/25/2035	981		966
5.500% due 07/25/2033	129		133
5.500% due 06/26/2034	791		750
6.000% due 10/25/2022	551		543
6.000% due 06/25/2036	1,500		1,369

MASTR Reperforming Loan Trust
0.600% due 05/25/2035	1,136		935
6.000% due 08/25/2034	1,098		1,073

MASTR Seasoned Securities Trust
2.909% due 10/25/2032	519		501
4.217% due 10/25/2032	975		882
6.500% due 08/25/2032	406		423

Mellon Residential Funding Corp.
0.695% due 12/15/2030	34		33
0.955% due 11/15/2031	1,544		1,483
0.995% due 09/15/2030	1,246		1,081

Merrill Lynch Alternative Note Asset
0.550% due 03/25/2037	552		260
5.036% due 06/25/2037 (a)	428		247

Merrill Lynch Countrywide Commercial Mortgage Trust
5.965% due 08/12/2049	8,000		8,591

Merrill Lynch Floating Trust
0.797% due 07/09/2021	27,096		25,402

Merrill Lynch Mortgage Investors, Inc.
2.305% due 02/25/2033	112		108
2.586% due 02/25/2034	459		460
2.636% due 02/25/2035	9,739		8,971
2.753% due 06/25/2035	4,700		3,780
2.854% due 03/25/2036	2,635		1,721
2.858% due 12/25/2035	263		224
2.945% due 05/25/2034	481		478
3.157% due 09/25/2033	40		39
5.250% due 08/25/2036	193		197

Merrill Lynch Mortgage Trust
0.340% due 08/12/2039 (b)	17,503		347

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037	976		719

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035	892		793
0.590% due 04/25/2028	94		91
0.715% due 03/25/2030	1,515		1,421
0.757% due 01/25/2030	282		269
0.810% due 11/25/2029	310		288
0.910% due 06/25/2028	52		51
1.140% due 10/25/2028	483		472
1.250% due 10/25/2035	21		19
2.083% due 01/25/2029	425		412
2.098% due 01/25/2029	4,842		4,156
2.142% due 04/25/2029	1,431		1,385
2.208% due 04/25/2035	259		247

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.211% due 08/25/2029		$1,583	$	1,549
2.276% due 12/25/2034		3,573		3,250
3.202% due 05/25/2029		339		346
5.841% due 06/25/2037		792		740

Morgan Stanley Capital I
0.472% due 05/24/2043		1,095		1,073
3.884% due 09/15/2047		22,178		22,548
5.328% due 11/12/2041		580		616
5.332% due 12/15/2043		19,700		20,784
5.364% due 03/15/2044		11,925		12,476
5.569% due 12/15/2044		10,050		10,541
5.809% due 12/12/2049		1,300		1,405

Morgan Stanley Mortgage Loan Trust
2.315% due 07/25/2034		842		757
2.619% due 07/25/2035		780		597
2.659% due 10/25/2034		353		331
2.766% due 08/25/2034		229		206
2.872% due 07/25/2034		876		797
3.632% due 06/25/2036		1,633		1,592
5.401% due 09/25/2035		330		260
5.465% due 12/25/2035		5,387		4,683
5.595% due 07/25/2035		104		96
6.000% due 08/25/2037		2,000		1,765

Morgan Stanley Re-REMIC Trust
5.808% due 08/12/2045		6,000		6,482
5.808% due 08/15/2045		6,100		6,590

Mortgages PLC
1.007% due 10/31/2038	GBP	2,575		3,610

Nemus Funding PLC
1.033% due 02/15/2020		7,993		10,963

Newgate Funding PLC
0.952% due 12/01/2050		3,500		4,539
1.406% due 12/15/2050		212		331
1.806% due 12/15/2050		27,600		35,600
2.056% due 12/15/2050		7,800		8,047
2.423% due 12/15/2050	EUR	5,200		4,735
2.673% due 12/15/2050		8,700		6,846

Nomura Asset Acceptance Corp.
3.480% due 02/25/2036		$2,414		1,398
5.387% due 02/25/2036		7,145		5,122
5.500% due 05/25/2033		50		52
6.000% due 05/25/2033		17		17
6.500% due 03/25/2034		251		255
6.500% due 02/25/2035		486		500
7.000% due 04/25/2033		11		11

OBP Depositor LLC Trust
4.646% due 07/15/2045		8,000		8,129

Opera Finance PLC
1.188% due 01/15/2015	EUR	9,000		10,486
1.323% due 02/15/2012		3,928		5,205

Paragon Mortgages PLC
1.513% due 05/15/2034		397		487

Prime Mortgage Trust
0.650% due 02/25/2019		$18		18
7.000% due 07/25/2034		1,511		1,460

Provident Funding Mortgage Loan Trust
2.665% due 04/25/2034		301		297
2.754% due 08/25/2033		33		32

RBSCF Trust
5.223% due 08/16/2048		2,008		1,970
5.336% due 05/16/2047		3,276		3,363
6.013% due 12/16/2049		9,500		10,472
6.068% due 09/17/2039		3,000		3,291

RBSSP Resecuritization Trust
0.550% due 03/26/2035		2,521		2,177
4.868% due 12/26/2036		11,654		11,759
5.976% due 10/26/2036		7,159		7,100

See Accompanying Notes	Annual Report	March 31, 2011	229

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Real Estate Capital PLC
0.968% due 07/15/2016	GBP	6,871	$10,095
1.026% due 10/20/2014		7,050	10,897

Residential Accredit Loans, Inc.
0.430% due 11/25/2036		3,736	2,174
0.430% due 06/25/2046		1,403	571
0.500% due 02/25/2036 (a)		1,368	666
0.530% due 12/25/2045		1,385	815
0.550% due 08/25/2035		2,722	1,689
0.610% due 01/25/2037		1,289	719
0.650% due 03/25/2033		342	313
0.650% due 10/25/2045		745	452
1.312% due 01/25/2046		1,401	866
5.000% due 09/25/2019		445	460
5.500% due 08/25/2034		87	90
5.500% due 08/25/2035		669	654
5.750% due 12/25/2021		1,172	1,080
6.000% due 10/25/2034		1,891	1,923
6.000% due 08/25/2035		2,219	1,873
6.000% due 12/25/2035		113	83

Residential Asset Mortgage Products, Inc.
5.971% due 01/25/2017		88	91
7.000% due 11/25/2031		483	498
7.500% due 12/25/2031		165	167
7.500% due 05/25/2032		208	207
7.500% due 07/25/2032		1,461	1,484

Residential Asset Securitization Trust
0.750% due 03/25/2035		733	599
4.459% due 12/25/2034		1,388	1,344
4.750% due 02/25/2019		245	256
6.000% due 03/25/2037 (a)		1,628	1,174

Residential Funding Mortgage Securities I
3.240% due 09/25/2035		2,910	2,307
5.250% due 01/25/2036		1,412	1,403
5.768% due 07/27/2037 (a)		922	697
6.073% due 09/25/2036		42	34
6.500% due 03/25/2032		196	204

RMAC Securities PLC
0.460% due 06/12/2044		6,050	4,908
0.957% due 06/12/2044	GBP	20,873	28,201
0.977% due 06/12/2044		3,100	4,126

Sequoia Mortgage Trust
0.554% due 12/20/2034		$7	6
0.604% due 07/20/2033		292	282
0.604% due 09/20/2034		1,260	1,184
0.634% due 10/20/2027		31	29
0.634% due 04/20/2033		447	431
0.654% due 10/20/2027		288	279
0.782% due 11/20/2034		580	544
0.894% due 01/20/2034		1,400	1,260
0.914% due 06/20/2033		2,001	1,843
1.154% due 12/20/2032		168	158
2.463% due 01/20/2047		683	555
2.811% due 04/20/2035		655	629
5.188% due 02/20/2047		1,022	880

Structured Adjustable Rate Mortgage Loan Trust
0.480% due 05/25/2035		40	37
2.519% due 03/25/2034		386	395
2.574% due 06/25/2034		380	360
2.585% due 02/25/2034		2,337	2,272
2.588% due 05/25/2034		1,350	1,283
2.630% due 08/25/2034		76	67
2.646% due 10/25/2034		446	406
2.651% due 08/25/2035		3,882	3,141
2.675% due 05/25/2035		83	62
2.708% due 11/25/2034		960	757
5.157% due 05/25/2036		900	704
5.250% due 10/25/2035		275	260
5.400% due 11/25/2035		2,475	1,903
5.455% due 01/25/2037		2,215	1,723
5.745% due 11/25/2035		2,581	2,091
5.790% due 01/25/2036		14,132	10,916

Structured Asset Mortgage Investments, Inc.
0.430% due 09/25/2047		737	462

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.440% due 07/25/2046		$328	$204
0.460% due 08/25/2036		4,508	2,872
0.460% due 05/25/2046		670	382
0.480% due 07/25/2046		111	31
0.503% due 07/19/2035		256	202
0.594% due 05/19/2035		4,246	3,751
2.505% due 02/19/2035		18	16
4.440% due 05/25/2045		302	172

Structured Asset Securities Corp.
0.550% due 10/25/2027		833	757
0.600% due 04/25/2035		957	795
0.750% due 05/25/2033		2,079	2,031
2.491% due 06/25/2033		1,778	1,717
2.529% due 07/25/2033		1,729	1,639
2.530% due 01/25/2034		651	596
2.543% due 09/25/2033		1,570	1,466
2.573% due 12/25/2033		469	417
2.603% due 11/25/2033		1,344	1,287
2.616% due 11/25/2033		443	429
2.768% due 10/25/2035		90	74
2.873% due 09/25/2032		66	59

Suntrust Adjustable Rate Mortgage Loan Trust
5.837% due 10/25/2037		6,169	5,399

Superannuation Members Home Loan Programme
6.220% due 11/07/2040	AUD	1,308	1,356

Thornburg Mortgage Securities Trust
0.370% due 07/25/2036		$1,694	1,684
0.380% due 06/25/2037		1,156	1,143
0.400% due 06/25/2037		787	768
0.470% due 06/25/2047		3,381	3,223
0.790% due 03/25/2044		236	189
0.990% due 09/25/2044		1,714	1,658
2.293% due 12/25/2044		161	144
3.164% due 10/25/2043		1,125	1,064
6.154% due 09/25/2037		8,005	7,933
6.171% due 09/25/2037		23,348	23,513

TIAA Retail Commercial Trust
5.770% due 06/19/2033		9,488	9,865

UBS Commercial Mortgage Trust
0.830% due 07/15/2024		2,000	1,714
1.155% due 07/15/2024		5,773	5,574

Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028		819	830

Vornado DP LLC
4.004% due 09/13/2028		6,900	6,633

Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020		28,595	26,494
0.374% due 09/15/2021		7,000	6,654
5.483% due 04/15/2047		7,069	7,327
5.509% due 04/15/2047		725	750

Wachovia Mortgage Loan Trust LLC
3.073% due 10/20/2035		700	567
4.979% due 05/20/2036		1,442	1,331
5.124% due 10/20/2035		1,279	1,207
5.308% due 10/20/2035		1,663	1,587
6.116% due 03/20/2037		540	413

WaMu Mortgage Pass-Through Certificates
0.480% due 04/25/2045		3,727	3,242
0.509% due 11/25/2045		981	833
0.540% due 10/25/2045		17,240	14,974
0.540% due 12/25/2045		6,677	5,224
0.560% due 01/25/2045		2,844	2,413
0.570% due 07/25/2045		7,867	6,593
0.590% due 01/25/2045		570	472
0.650% due 10/25/2044		161	130
0.670% due 07/25/2044		1,135	914
0.690% due 11/25/2034		167	110
1.012% due 02/25/2047		662	427
1.030% due 10/25/2045		6,113	5,547
1.052% due 01/25/2047		899	545
1.062% due 06/25/2047		4,726	3,206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.072% due 04/25/2047	$193	$145
1.132% due 12/25/2046	134	89
1.312% due 02/25/2046	1,835	1,459
1.382% due 01/25/2046	1,825	1,492
1.512% due 11/25/2042	604	537
2.116% due 12/19/2039	354	331
2.255% due 03/25/2033	2,075	2,003
2.575% due 03/25/2035	5,386	4,947
2.581% due 02/25/2033	1,970	1,779
2.582% due 01/25/2036	1,360	1,296
2.669% due 12/25/2035	4,505	4,329
2.700% due 06/25/2033	602	601
2.715% due 10/25/2034	1,203	1,132
2.725% due 10/25/2035	9,765	8,081
2.734% due 07/25/2042	6,990	6,266
2.769% due 09/25/2035	1,192	989
2.782% due 08/25/2035	2,160	1,840
2.984% due 05/25/2046	2,004	1,450
2.984% due 07/25/2046	1,064	820
3.648% due 02/25/2037	1,482	1,191
4.056% due 03/25/2037	9,424	8,142
4.868% due 12/25/2036	25,412	20,012
5.313% due 01/25/2036	2,683	2,356
5.350% due 06/25/2037	2,892	2,097
5.379% due 01/25/2037	1,951	1,498
5.424% due 11/25/2036	6,112	4,738
5.504% due 08/25/2035	633	571
5.562% due 01/25/2036	2,443	2,264
5.602% due 11/25/2036	4,430	3,304
5.686% due 04/25/2037	814	224
5.691% due 10/25/2036	2,133	1,821
5.695% due 02/25/2037	343	264
5.846% due 09/25/2036	30	24

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.509% due 12/25/2035	1,074	645
5.500% due 06/25/2035	9,599	8,717
5.750% due 11/25/2035	3,200	2,556
5.750% due 01/25/2036	12,507	10,315

Washington Mutual MSC Mortgage Pass-Through Certificates
5.000% due 03/25/2018	15	16
6.500% due 05/25/2032	37	37
7.500% due 04/25/2033	107	111

Wells Fargo Commercial Mortgage Trust
0.580% due 11/15/2043 (b)	27,178	1,028
1.474% due 11/15/2043 (b)	107,472	9,930

Wells Fargo Mortgage-Backed Securities Trust
0.550% due 04/25/2037	2,897	2,506
2.739% due 02/25/2035	367	332
2.742% due 12/25/2034	973	933
2.745% due 01/25/2035	10,920	9,498
2.756% due 11/25/2034	1,237	1,228
2.756% due 04/25/2035	3,398	3,102
2.759% due 10/25/2035	981	918
2.772% due 03/25/2036	8,193	7,101
2.790% due 07/25/2035	1,705	1,663
2.825% due 03/25/2036	3,393	3,030
2.830% due 06/25/2035	1,696	1,697
2.854% due 04/25/2036	904	865
2.861% due 10/25/2034	54	55
2.861% due 06/25/2035	1,083	1,043
2.865% due 10/25/2035	365	366
2.867% due 09/25/2034	415	416
2.867% due 12/25/2034	327	321
2.872% due 09/25/2034	349	340
2.877% due 05/25/2035	1,248	1,157
2.878% due 03/25/2035	838	821
2.883% due 09/25/2034	1,146	1,177
2.886% due 07/25/2034	372	366
2.905% due 05/25/2035	335	335
2.907% due 04/25/2036	8,676	8,008
2.910% due 09/25/2034	513	521
2.910% due 10/25/2034	321	324

230	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.936% due 06/25/2035		$329	$	330
4.514% due 06/25/2034		1,491		1,472
4.753% due 07/25/2034		1,600		1,620
4.851% due 10/25/2036		810		676
4.910% due 01/25/2035		266		269
5.000% due 01/25/2020		347		358
5.143% due 07/25/2036		14,022		11,657
5.217% due 08/25/2036		2,669		2,355
5.261% due 05/25/2035		2,236		2,202
5.261% due 06/26/2035		1,588		1,592
5.438% due 11/25/2036		31,210		26,572
5.500% due 12/25/2033		25		25
5.500% due 04/25/2036		836		795
5.500% due 09/25/2037		1,500		1,424
5.629% due 04/25/2036		9,257		8,822
5.713% due 10/25/2036		22,700		19,324
5.795% due 09/25/2036		9,935		8,313
6.000% due 06/25/2036		2,355		2,064
6.000% due 08/25/2036		5,929		5,695
6.000% due 11/25/2036		2,237		2,108
6.000% due 06/25/2037		12,500		11,939
6.000% due 07/25/2037		3,247		2,966
6.000% due 08/25/2037		4,048		3,879
6.000% due 10/25/2037		2,224		2,168
6.121% due 11/25/2037		27,401		21,846
18.701% due 03/25/2036		771		914

Windermere CMBS PLC
1.023% due 04/24/2017	GBP	13,514		19,325
1.259% due 08/22/2016	EUR	1,553		2,058

Total Mortgage-Backed Securities (Cost $2,763,415)				2,862,740

ASSET-BACKED SECURITIES 14.0%

Accredited Mortgage Loan Trust
0.850% due 04/25/2034		$1,197		860

ACE Securities Corp.
0.310% due 10/25/2036		261		87
0.340% due 07/25/2036		2,137		670
0.650% due 02/25/2034		655		552
0.954% due 06/25/2035		5,264		4,939
1.150% due 09/25/2033		423		359

Advanta Business Card Master Trust
0.503% due 06/20/2014		1,671		1,363
0.503% due 12/22/2014		835		681

Aegis Asset Backed Securities Trust
0.550% due 06/25/2034		62		56

AFC Home Equity Loan Trust
0.850% due 09/27/2027		431		272

Alzette European CLO S.A.
0.630% due 12/15/2020		1,808		1,743

Ameriquest Mortgage Securities, Inc.
0.600% due 11/25/2033		408		319
3.774% due 11/25/2032 (a)		150		12
5.098% due 11/25/2035		482		484
5.140% due 10/25/2033		550		551
5.311% due 11/25/2035		1,000		1,036
5.874% due 02/25/2033 (a)		80		6

AMMC CDO
0.553% due 12/19/2019		6,762		6,320

Amortizing Residential Collateral Trust
0.830% due 07/25/2032		185		171

Aquilae CLO PLC
1.469% due 01/17/2023	EUR	6,152		7,889

Argent Securities, Inc.
0.340% due 07/25/2036		$305		124
1.300% due 12/25/2033		1,036		852

Armstrong Loan Funding Ltd.
1.304% due 08/01/2016		1,370		1,337

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Asset-Backed Funding Certificates
0.600% due 06/25/2034		$201	$	164

Asset-Backed Securities Corp. Home Equity
0.390% due 07/25/2036		1,000		699
1.905% due 03/15/2032		833		670

Bayview Financial Acquisition Trust
0.833% due 08/28/2044		1,236		1,203
0.878% due 05/28/2044		560		532
5.660% due 12/28/2036		2,104		2,113

Bear Stearns Asset-Backed Securities Trust
0.310% due 01/25/2037		1,381		1,298
0.320% due 12/25/2036		453		423
0.380% due 10/25/2036		617		591
0.650% due 10/27/2032		32		30
0.650% due 12/25/2042		1,593		1,466
0.650% due 09/25/2046		2,564		1,582
0.740% due 06/25/2036		400		241
0.750% due 09/25/2034		454		361
0.850% due 10/25/2033		584		547
0.910% due 10/25/2032		66		59
1.224% due 02/25/2034		1,101		930
1.250% due 10/25/2037		144		96
2.124% due 08/25/2034		1,800		1,385
5.250% due 10/25/2033		1,314		1,314
5.500% due 06/25/2034		1,381		1,375
5.500% due 08/25/2036		2,578		1,773

Bear Stearns Second Lien Trust
0.470% due 12/25/2036		463		416

Blackrock Senior Income Series Corp.
0.543% due 04/20/2019		5,480		4,999

BNC Mortgage Loan Trust
0.350% due 03/25/2037		1,300		924
0.500% due 11/25/2037		1,575		1,544

Bombardier Capital Mortgage Securitization Corp.
6.530% due 10/15/2028		4,296		4,180

Carrington Mortgage Loan Trust
0.500% due 10/25/2036		13,800		5,487
0.570% due 10/25/2035		54		51

Cars Alliance Funding PLC
1.118% due 10/08/2023	EUR	29,003		40,831

CDC Mortgage Capital Trust
1.164% due 11/25/2034		$311		249

Centex Home Equity
0.870% due 09/25/2034		1,800		1,448
5.210% due 11/25/2028		911		913

Chase Funding Mortgage Loan Asset-Backed Certificates
0.750% due 05/25/2032		29		28
0.850% due 07/25/2033		25		23

Citibank Omni Master Trust
2.355% due 05/16/2016		350		355
3.005% due 08/15/2018		35,600		37,734
4.900% due 11/15/2018		33,000		35,287

Citigroup Mortgage Loan Trust, Inc.
0.290% due 12/25/2036		225		216
0.310% due 05/25/2037		70		67
0.360% due 08/25/2036		46		43
0.430% due 03/25/2037		950		599
4.964% due 08/25/2035		1,551		1,480
5.249% due 08/25/2035		916		807

Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		18,594		19,534
7.960% due 02/01/2032		1,242		1,100
8.310% due 05/01/2032		8,948		6,922
8.850% due 12/01/2030		2,372		1,820

Conseco Financial Corp.
6.440% due 12/01/2030		12,496		12,652
6.660% due 06/01/2030		332		350

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.870% due 01/15/2029	$641	$	683
7.410% due 05/01/2031	1,426		1,347

Countrywide Alternative Loan Trust
5.467% due 09/15/2039	16,230		15,724

Countrywide Asset-Backed Certificates
0.300% due 06/25/2047	929		920
0.350% due 09/25/2047	496		487
0.370% due 06/25/2047	500		421
0.430% due 09/25/2036	972		826
0.440% due 06/25/2036	609		527
0.440% due 07/25/2036	1,008		949
0.500% due 04/25/2036	556		499
0.590% due 12/25/2036	1,421		643
0.640% due 11/25/2034	1,746		1,629
0.950% due 11/25/2034	1,440		1,074
4.693% due 10/25/2035	4,348		3,961
5.050% due 02/25/2036	920		788
5.075% due 02/25/2036	1,341		768
5.348% due 07/25/2036	3,176		2,661
5.884% due 01/25/2037	1,303		1,196

Credit-Based Asset Servicing & Securitization LLC
0.310% due 04/25/2037	169		123
0.370% due 07/25/2037	579		521
5.746% due 12/25/2037	1,358		1,348

Crest Dartmouth Street
0.858% due 06/28/2018	4,467		4,332

Crest Ltd.
0.754% due 07/28/2017	1,379		1,369
0.890% due 05/28/2018	5,240		4,899

Denver Arena Trust
6.940% due 11/15/2019	1,002		1,029

EMC Mortgage Loan Trust
0.800% due 11/25/2041	268		236

Equity One ABS, Inc.
5.495% due 12/25/2033	1,240		1,226

Finance America Mortgage Loan Trust
1.300% due 09/25/2033	572		476

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036	37		37
0.440% due 01/25/2036	481		441
0.440% due 03/25/2036	696		581
0.509% due 11/25/2036	670		591
0.530% due 10/25/2035	3,668		3,584

First NLC Trust
0.320% due 08/25/2037	967		638

Franklin CLO Ltd.
6.562% due 05/09/2012	507		498

Galaxy CLO Ltd.
0.583% due 04/17/2017	1,972		1,899

Gia Investment Grade CDO Ltd.
1.232% due 04/01/2013	3,500		3,217

Green Tree
8.970% due 04/25/2038	5,000		5,543

Greenpoint Manufactured Housing
8.300% due 10/15/2026	1,500		1,582

Greenpoint Mortgage Funding Trust
0.650% due 09/25/2034	2,040		1,808

GSAA Trust
0.320% due 03/25/2036	63		35
0.490% due 12/25/2036	1,129		632
0.520% due 06/25/2035	959		772
0.620% due 06/25/2035	1,250		842

GSAMP Trust
0.320% due 12/25/2036	692		505
0.380% due 01/25/2037	190		172
0.400% due 08/25/2036	200		109

See Accompanying Notes	Annual Report	March 31, 2011	231

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.490% due 12/25/2035		$13,045	$	10,617
0.850% due 10/25/2034		2,154		1,969

Harvest CLO S.A.
2.003% due 03/29/2017	EUR	6,917		9,038

Hillmark Funding
0.562% due 05/21/2021		$25,000		23,258

Home Equity Asset Trust
0.360% due 07/25/2037		1,446		1,411
0.950% due 12/25/2033		97		88
1.010% due 11/25/2032		128		100
1.150% due 11/25/2034		1,500		1,208
1.450% due 06/25/2032		7,683		6,612

HSBC Home Equity Loan Trust
0.544% due 01/20/2034		2,342		2,150

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036		72		57
0.300% due 12/25/2036		294		291
0.310% due 05/25/2037		125		122

IMC Home Equity Loan Trust
7.520% due 08/20/2028		154		155

Irwin Home Equity Corp.
0.790% due 07/25/2032		6		4

Italfinance Securitisation Vehicle SRL
1.115% due 01/14/2026	EUR	18,093		24,205

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036		$78		76
0.310% due 03/25/2047		2,405		2,032
0.350% due 03/25/2047		651		506

Leasimpresa Finance SRL
1.302% due 12/22/2025	EUR	7,402		10,189

Lehman XS Trust
0.350% due 01/25/2037 (a)		$738		685
0.400% due 04/25/2037		787		550
0.440% due 11/25/2046		685		427
0.520% due 12/25/2035		272		194
0.550% due 11/25/2035		4,078		3,147
5.110% due 07/25/2035		2,400		1,864

Locat Securitisation Vehicle SRL
1.355% due 12/12/2024	EUR	1,215		1,695

Long Beach Mortgage Loan Trust
0.580% due 01/25/2046		$233		135

MASTR Asset-Backed Securities Trust
0.380% due 10/25/2036		1,343		1,299
0.490% due 06/25/2035		118		117
0.620% due 06/25/2035		1,000		912

MBNA Credit Card Master Note Trust
1.240% due 10/17/2013	EUR	6,000		8,495

Merrill Lynch First Franklin Mortgage Loan Trust
0.490% due 05/25/2037		$2,455		1,232

Merrill Lynch Mortgage Investors, Inc.
0.400% due 11/25/2037		13,100		4,641
0.700% due 02/25/2047		28,735		14,846

Mesa Trust Asset-Backed Certificates
3.474% due 11/25/2031		1,500		745

Mid-State Trust
3.500% due 12/15/2045		3,948		3,812
4.864% due 07/15/2038		1,247		1,236

Morgan Stanley ABS Capital I
0.380% due 01/25/2037		480		191
0.430% due 01/25/2036		685		630
0.480% due 02/25/2037		1,200		471
0.780% due 09/25/2034		323		273
0.990% due 01/25/2034		78		71
1.270% due 10/25/2033		658		548
1.330% due 03/25/2033		138		125

Morgan Stanley Home Equity Loan Trust
0.350% due 04/25/2037		301		276

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.570% due 09/25/2035	$609	$	556
0.580% due 12/25/2035	390		303

Morgan Stanley IXIS Real Estate Capital Trust
0.360% due 11/25/2036	1,894		762

Morgan Stanley Mortgage Loan Trust
5.622% due 01/25/2047	1,647		1,425
5.750% due 04/25/2037	1,414		1,051
6.000% due 07/25/2047	1,227		1,013

Nationstar Home Equity Loan Trust
0.380% due 06/25/2037	815		659
0.420% due 09/25/2036	200		174

Nationstar Home Mortgage LLC
0.890% due 06/25/2034	1,001		706

Navigare Funding CLO Ltd.
0.572% due 05/20/2019	10,000		9,272

Navigator CDO Ltd.
5.601% due 11/15/2015	2,800		2,883

New Century Home Equity Loan Trust
0.430% due 05/25/2036	1,665		1,183
0.620% due 08/25/2034	181		145

Oakwood Mortgage Investors, Inc.
6.340% due 04/15/2029	1,511		1,506
8.150% due 09/15/2029	7,545		6,175

Option One Mortgage Loan Trust
0.390% due 02/25/2037	2,300		1,064

Pacifica CDO Ltd.
0.663% due 02/15/2017	8,705		8,453

Park Place Securities, Inc.
0.700% due 09/25/2035	150		114
0.770% due 01/25/2036	5,000		4,736
0.930% due 12/25/2034	5,262		5,025

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019	10,000		9,985

Popular ABS Mortgage Pass-Through Trust
0.530% due 07/25/2035	1,565		1,241
5.680% due 01/25/2036	261		237

Primus CLO Ltd.
0.536% due 07/15/2021	10,039		9,027

Quest Trust
2.500% due 05/25/2033	1,353		1,308

Renaissance Home Equity Loan Trust
0.750% due 12/25/2033	200		173

Residential Asset Mortgage Products, Inc.
0.440% due 09/25/2045	996		833
0.600% due 02/25/2046	1,198		788
0.600% due 11/25/2046	1,459		962
0.630% due 10/25/2046	5,882		3,851
1.450% due 09/25/2047	3,602		2,866
4.790% due 06/25/2033	189		193
4.828% due 12/25/2033	795		779
5.340% due 08/25/2033	1,069		1,068
5.800% due 10/25/2033	275		189

Residential Asset Securities Corp.
1.074% due 02/25/2034	6,559		5,169
6.084% due 06/25/2032	371		324
6.349% due 03/25/2032	325		303

Residential Funding Mortgage Securities II, Inc.
0.380% due 05/25/2036	2,797		2,099

Salomon Brothers Mortgage Securities VII, Inc.
0.804% due 10/25/2028	105		102

Saxon Asset Securities Trust
0.750% due 03/25/2032	1,030		872

Securitized Asset-Backed Receivables LLC Trust
0.310% due 12/25/2036	472		171
0.580% due 10/25/2035	167		148

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

SLM Student Loan Trust
1.433% due 12/15/2023	EUR	14,043	$	19,126
1.443% due 09/15/2021		3,150		4,340
2.175% due 08/15/2016		$4,601		4,602
2.905% due 12/16/2019		4,900		5,021
6.255% due 07/15/2042		20,843		20,144

Soundview Home Equity Loan Trust
0.380% due 07/25/2037		160		115
0.430% due 05/25/2036		769		661
1.050% due 10/25/2037		49		49

Specialty Underwriting & Residential Finance
0.500% due 09/25/2036		287		280

Stony Hill CDO III Ltd.
0.755% due 10/15/2013		2,479		2,406

Structured Asset Investment Loan Trust
0.950% due 04/25/2033		952		826

Structured Asset Securities Corp.
0.400% due 05/25/2037		2,392		2,264
0.540% due 01/25/2033		256		236
1.600% due 04/25/2033		1,049		961
1.750% due 04/25/2035		1,544		1,192
3.450% due 02/25/2032		1,361		1,298
4.910% due 06/25/2033		249		233

TIAA Real Estate CDO Ltd.
0.762% due 05/22/2017		1,810		1,653

Truman Capital Mortgage Loan Trust
0.590% due 01/25/2034		2		2

Vanderbilt Mortgage Finance
6.750% due 03/07/2029		380		383

Veer Loan Opportunities Fund Ltd.
1.703% due 07/19/2017		1,041		1,026

Venture CDO Ltd.
0.533% due 01/20/2022		10,000		9,244

Vista Leveraged Income Fund
0.603% due 01/26/2012		8,276		7,769

WaMu Asset-Backed Certificates
0.360% due 04/25/2037		1,010		754

Washington Mutual Asset-Backed Certificates
0.310% due 10/25/2036		640		445
0.430% due 10/25/2036		23,000		8,332

Total Asset-Backed Securities (Cost $615,909)				629,702

SOVEREIGN ISSUES 0.5%

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	5,000		6,799

Export-Import Bank of Korea
4.000% due 01/29/2021		$3,000		2,743

Korea Housing Finance Corp.
4.125% due 12/15/2015		11,500		11,753

Total Sovereign Issues (Cost $20,891)				21,295

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.1%

Bank of America Corp.
7.250% due 12/31/2049		3,000		3,033

Wells Fargo & Co.
7.500% due 12/31/2049		1,200		1,242

				4,275

232	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	SHARES		MARKET VALUE (000S)
UTILITIES 0.1%

PPL Corp.
9.500% due 07/01/2013	68,700	$	3,658

Total Convertible Preferred Securities (Cost $7,374)			7,933

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Ally Financial, Inc.
8.500% due 07/01/2013	40,000		995

GMAC Capital Trust I
8.125% due 07/01/2013	30,000		767

SLM Corp.
4.158% due 07/01/2013	51,000		1,095

Total Preferred Securities (Cost $2,329)			2,857

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS 0.3%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	$8,000	$	8,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $8,184. Repurchase proceeds are $8,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	6,457		6,457
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $6,595. Repurchase proceeds are $6,457.)

			14,457

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY BILLS 0.5%
0.156% due 06/09/2011 - 09/15/2011 (e)(h)	$21,606	$	21,596

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (g) 0.0%
	16,799		168

Total Short-Term Instruments (Cost $36,218)			36,221

Total Investments 143.8% (Cost $6,278,544)		$	6,449,019

Other Assets and Liabilities (Net) (43.8%)			(1,963,750)

Net Assets 100.0%		$	4,485,269

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-Issued security.
(d)	Payment in-kind bond security.
(e)	Coupon represents a weighted average yield.
(f)	Principal amount of security is adjusted for inflation.
(g)	Affiliated to the Fund.
(h)	Securities with an aggregate market value of $21,547 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(i)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $792,200 at a weighted average interest rate of 0.307%. On March 31, 2011, securities valued at $1,819,028 were pledged as collateral for reverse repurchase agreements.
(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
American International Group, Inc.	BOA	(5.000%	)	03/20/2018	2.039%	$	1,500	$(263)	$(147)	$(116)
FBG Finance Ltd.	BCLY	(1.600%	)	06/20/2015	0.683%		2,000	(76)	0	(76)

								$(339)	$(147)	$(192)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Biomet, Inc.	JPM	2.500%	03/20/2012	1.993%	$	1,000	$6	$13	$(7)
California State General Obligation Bonds, Series 2003	GSC	2.500%	09/20/2011	0.703%		5,000	49	0	49
Charter Communications, Inc.	CITI	2.500%	09/20/2011	1.302%		1,000	7	(4)	11
Ford Motor Co.	UBS	2.390%	03/20/2012	0.696%		1,000	9	0	9
General Electric Capital Corp.	DUB	4.820%	12/20/2013	0.742%		2,000	223	0	223
HCA, Inc.	JPM	2.500%	09/20/2011	1.436%		1,000	6	11	(5)
Illinois State General Obligation Bonds, Series 2006	GSC	2.650%	09/20/2011	1.285%		10,000	73	0	73
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	10,000	18	0	18
Intelsat Ltd.	JPM	2.500%	09/20/2011	0.716%	$	1,000	9	3	6
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%		3,100	6	(32)	38
Japan Government International Bond	CITI	1.000%	03/20/2016	0.965%		700	1	(5)	6
Japan Government International Bond	CITI	1.000%	06/20/2016	0.999%		2,600	1	(1)	2
Japan Government International Bond	GSC	1.000%	03/20/2016	0.965%		18,700	36	(194)	230
Japan Government International Bond	HSBC	1.000%	06/20/2016	0.999%		6,700	2	(3)	5
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		6,300	13	(76)	89
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%		7,500	15	(87)	102
Japan Government International Bond	RBS	1.000%	03/20/2016	0.965%		5,200	10	(61)	71
MetLife, Inc.	BOA	1.000%	09/20/2015	1.370%		17,900	(275)	(1,188)	913
MetLife, Inc.	DUB	1.000%	03/20/2018	1.686%		10,000	(414)	(568)	154
New Jersey State General Obligation Bonds, Series 2001	GSC	1.950%	09/20/2011	0.552%		2,500	18	0	18
New York State General Obligation Bonds, Series 2005	GSC	2.000%	09/20/2011	0.201%		2,500	23	0	23
New York State General Obligation Bonds, Series 2005	GSC	2.100%	09/20/2011	0.201%		2,500	24	0	24

See Accompanying Notes	Annual Report	March 31, 2011	233

Schedule of Investments PIMCO Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Oshkosh Corp.	UBS	1.900%	03/20/2012	0.598%	$	1,000	$13	$0	$13
Petrobras International Finance Co.	HSBC	1.000%	09/20/2015	1.285%		800	(9)	(25)	16
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.285%		1,000	(11)	(28)	17
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	0.776%		800	3	(5)	8
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%		2,000	6	(11)	17
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.285%		400	(5)	(13)	8
Republic of Italy Government Bond	DUB	1.000%	06/20/2011	0.343%		10,000	18	(112)	130
SLM Corp.	CITI	5.000%	12/20/2013	1.513%		800	75	69	6
SLM Corp.	MLP	5.000%	12/20/2013	1.513%		1,100	103	(135)	238
TRW Automotive Holdings Corp.	UBS	1.100%	06/20/2012	0.496%		1,500	12	0	12

							$65	$(2,452)	$2,517

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AA.06-2 Index	JPM	0.170%	05/25/2046	$	1,678	$(1,372)	$(705)	$(667)
ABX.HE.AA.07-1 Index	CSFB	0.150%	08/25/2037		7,260	(6,779)	(5,772)	(1,008)
ABX.HE.AA.07-1 Index	JPM	0.150%	08/25/2037		1,980	(1,849)	(1,208)	(641)
ABX.HE.AA.07-2 Index	JPM	1.920%	01/25/2038		1,833	(1,703)	(1,136)	(567)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		10,000	1,316	1,410	(94)
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		25,000	867	(250)	1,117
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		56,000	1,942	(455)	2,398
CDX.HY-15 5-Year Index	RBS	5.000%	12/20/2015		25,000	867	(203)	1,070

						$(6,711)	$(8,319)	$1,608

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	110	$96,300	$713
Sales	0	5,800	31
Closing Buys	(110)	(73,000)	(597)
Expirations	0	0	0
Exercised	0	(29,100)	(147)

Balance at 03/31/2011	0	$0	$0

(l)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (6)
Ginnie Mae	4.000%	05/01/2041	$47,000	$47,139	$(46,765)
U.S. Treasury Bonds	2.625%	11/15/2020	33,000	30,905	(31,116)
U.S. Treasury Notes	2.125%	02/29/2016	36,000	35,868	(35,903)

				$113,912	$(113,784)

(6)	Market value includes $428 of interest payable on short sales.

234	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(m)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,389	04/2011	DUB	$0	$(74)	$(74)
Buy	EUR	1,569	04/2011	BNP	0	(2)	(2)
Sell		1,827	04/2011	BNP	0	(49)	(49)
Sell		21,315	04/2011	BOA	0	(788)	(788)
Buy		24,967	04/2011	CITI	468	0	468
Sell		64,617	04/2011	CITI	0	(3,152)	(3,152)
Sell		28	04/2011	CSFB	0	0	0
Sell		3,969	04/2011	DUB	3	(94)	(91)
Sell		1,104	04/2011	JPM	0	(33)	(33)
Sell		114,536	04/2011	MSC	0	(8,259)	(8,259)
Sell		83,002	04/2011	RBC	4	(4,251)	(4,247)
Buy		1,545	04/2011	RBS	82	0	82
Sell		37,401	04/2011	RBS	0	(1,453)	(1,453)
Buy		27,243	04/2011	UBS	196	(15)	181
Sell		49,394	04/2011	UBS	0	(1,098)	(1,098)
Sell	GBP	2,681	04/2011	DUB	0	(4)	(4)
Buy		77	06/2011	BOA	0	0	0
Sell		45,111	06/2011	BOA	122	0	122
Sell		67,329	06/2011	CITI	77	0	77
Buy		608	06/2011	CSFB	2	0	2
Sell		67,329	06/2011	CSFB	111	0	111
Sell	JPY	319,901	04/2011	DUB	203	0	203
Sell		9,855,995	04/2011	RBC	3,269	0	3,269

					$4,537	$(19,272)	$(14,735)

(n)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$189,141	$0	$189,141
Corporate Bonds & Notes
Banking & Finance	0	916,495	1,393	917,888
Industrials	0	362,556	25,954	388,510
Utilities	0	70,664	1,255	71,919
Convertible Bonds & Notes
Banking & Finance	0	27,801	0	27,801
Industrials	0	6,791	0	6,791
Municipal Bonds & Notes
California	0	29,912	0	29,912
New Jersey	0	5,920	0	5,920
New York	0	7,652	0	7,652
Ohio	0	1,300	0	1,300
Tennessee	0	2,132	0	2,132
U.S. Government Agencies	0	1,217,378	0	1,217,378
U.S. Treasury Obligations	0	21,927	0	21,927
Mortgage-Backed Securities	128	2,773,728	88,884	2,862,740
Asset-Backed Securities	0	507,878	121,824	629,702
Sovereign Issues	0	21,295	0	21,295
Convertible Preferred Securities
Banking & Finance	4,275	0	0	4,275
Utilities	3,658	0	0	3,658

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Preferred Securities
Banking & Finance	$2,090	$767	$0	$2,857
Short-Term Instruments
Repurchase Agreements	0	14,457	0	14,457
U.S. Treasury Bills	0	21,595	0	21,595
PIMCO Short-Term Floating NAV Portfolio	169	0	0	169
	$10,320	$6,199,389	$239,310	$6,449,019

Short Sales, at value	$0	$(113,784)	$0	$(113,784)

Financial Derivative Instruments(7) - Assets
Credit Contracts	0	7,114	0	7,114
Foreign Exchange Contracts	0	4,537	0	4,537
	$0	$11,651	$0	$11,651

Financial Derivative Instruments(7) - Liabilities
Credit Contracts	0	(3,181)	0	(3,181)
Foreign Exchange Contracts	0	(19,272)	0	(19,272)
	$0	$(22,453)	$0	$(22,453)

Totals	$10,320	$6,074,803	$239,310	$6,324,433

See Accompanying Notes	Annual Report	March 31, 2011	235

Schedule of Investments PIMCO Income Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,829	$1,516	$(2,010)	$9	$68	$(19)	$0	$0	$1,393	$(20)
Industrials	0	14,150	(153)	(18)	(3)	320	11,658	0	25,954	320
Utilities	0	0	0	0	0	0	1,255	0	1,255	0
Mortgage-Backed Securities	4,921	86,741	(1,230)	5	76	1,319	0	(2,948)	88,884	945
Asset-Backed Securities	11,967	118,644	(9,940)	723	143	287	0	0	121,824	296

	$18,717	$221,051	$(13,333)	$719	$284	$1,907	$12,913	$(2,948)	$239,310	$1,541

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$4,537	$0	$4,537
Unrealized appreciation on swap agreements	0	7,114	0	0	0	7,114

	$0	$7,114	$0	$4,537	$0	$11,651

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$19,272	$0	$19,272
Unrealized depreciation on swap agreements	0	3,181	0	0	0	3,181

	$0	$3,181	$0	$19,272	$0	$22,453

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$7,334	$(245)	$0	$12,720	$19,809
Net realized (loss) on foreign currency transactions	0	0	0	(16,469)	0	(16,469)

	$0	$7,334	$(245)	$(16,469)	$12,720	$3,340

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$6,909	$0	$0	$(493)	$6,416
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(14,732)	0	(14,732)

	$0	$6,909	$0	$(14,732)	$(493)	$(8,316)

(1)	See note 5 in the Notes to Financial Statements for additional information.

236	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(p)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$(75)	$560	$485
BNP	(51)	0	(51)
BOA	(1,199)	973	(226)
CITI	(2,523)	2,300	(223)
CSFB	(6,666)	6,944	278
DUB	(124)	301	177
GSC	223	430	653
HSBC	(7)	0	(7)
JPM	(4,067)	4,149	82
MLP	103	(60)	43
MSC	(6,298)	3,211	(3,087)
RBC	(978)	520	(458)
RBS	(494)	0	(494)
UBS	433	(620)	(187)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	237

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.5%

American General Finance Corp.
7.250% due 04/21/2015	$2,500	$2,507

Biomet, Inc.
3.246% due 03/25/2015	135	135
3.250% due 03/25/2015	782	781
3.308% due 03/25/2015	2,358	2,357

Cablevision
2.059% due 03/30/2013	1,000	999

Charter Communications, Inc.
2.250% due 03/06/2014	1,167	1,172

CIT Group, Inc.
6.250% due 08/11/2015	3,564	3,618

CityCenter Holdings
7.500% due 06/30/2012	2,000	2,026

ClubCorp Club Operations, Inc.
6.000% due 11/30/2016	7,980	8,055

CommScope, Inc.
5.000% due 01/14/2018	5,000	5,041

Community Health Systems, Inc.
2.500% due 07/25/2014	1,427	1,413
2.512% due 07/25/2014	5	5
2.549% due 07/25/2014	489	484
2.560% due 07/25/2014	8,703	8,620
3.810% due 01/25/2017	1,251	1,250

CSC Holdings LLC
2.059% due 03/29/2016	7,444	7,454

Dollar General Corp.
3.012% due 07/06/2014	1,000	1,001
3.750% due 07/06/2014	4,000	4,003

Ford Motor Co.
3.010% due 12/15/2013	7,800	7,806

Fresenius Medical Care Capital Trust
1.682% due 03/31/2013	11,958	11,935
3.500% due 09/10/2014	3,318	3,327

Georgia-Pacific Corp.
2.310% due 12/21/2012	3,500	3,503
3.557% due 12/23/2014	774	777
3.560% due 12/23/2014	1,210	1,215

HCA, Inc.
1.557% due 11/17/2012	7,000	6,965
2.557% due 11/14/2013	7,000	6,978
3.557% due 03/17/2017	5,000	4,996

HD Supply, Inc.
3.060% due 08/30/2012	1,979	1,969

Intelsat Ltd.
5.250% due 04/02/2018	3,000	3,024

Motor City Marketing, Inc.
7.000% due 03/01/2017	4,000	4,057

NRG Energy, Inc.
2.053% due 02/01/2013	11,405	11,357
3.553% due 08/31/2015	10,880	10,943
4.000% due 02/01/2013	341	340

Rock Tenn Co.
3.500% due 01/24/2017	1,000	1,007

United Airlines, Inc.
3.000% due 02/01/2012	3,000	2,937

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011	4,200	4,167

VML US Finance, LLC
6.036% due 05/25/2012	1,098	1,100
6.500% due 05/25/2013	1,901	1,904

Warner Chilcott, Inc.
4.000% due 03/17/2018	2,000	2,012

Total Bank Loan Obligations (Cost $142,516)		143,240

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 82.1%

BANKING & FINANCE 42.5%

Alleghany Corp.
5.625% due 09/15/2020		$1,000	$1,014

Ally Financial, Inc.
3.512% due 02/11/2014		1,735	1,741
6.000% due 04/01/2011		1,000	1,000
6.000% due 12/15/2011		900	922
6.625% due 05/15/2012		100	103
6.875% due 09/15/2011		200	204
7.500% due 09/15/2020		8,100	8,677
8.300% due 02/12/2015		750	824

AMB Property LP
4.000% due 01/15/2018		2,000	1,935
6.625% due 12/01/2019		3,000	3,314

American Express Co.
6.150% due 08/28/2017		300	336
6.800% due 09/01/2066		2,465	2,533
7.250% due 05/20/2014		2,700	3,071
8.125% due 05/20/2019		20,000	24,961

American International Group, Inc.
0.298% due 04/03/2012	JPY	170,000	2,019
4.000% due 09/20/2011	EUR	2,000	2,850
4.375% due 04/26/2016		2,000	2,747
4.875% due 03/15/2067		1,700	2,018
4.900% due 06/02/2014	CAD	2,000	2,088
4.950% due 03/20/2012		$5,250	5,411
5.050% due 10/01/2015		700	724
5.450% due 05/18/2017		2,000	2,055
5.750% due 03/15/2067	GBP	600	833
5.850% due 01/16/2018		$22,920	23,920
6.250% due 05/01/2036		200	199
6.400% due 12/15/2020		1,000	1,068
8.000% due 05/22/2068	EUR	2,000	2,849
8.175% due 05/15/2068		$1,000	1,084
8.250% due 08/15/2018		29,500	34,568
8.625% due 05/22/2068	GBP	1,000	1,680

ANZ National International Ltd.
3.125% due 08/10/2015		$1,100	1,091
6.200% due 07/19/2013		1,700	1,854

Banco do Brasil S.A.
1.800% due 02/14/2014		25,000	24,986
4.500% due 01/20/2016	EUR	4,550	6,393
6.000% due 01/22/2020		$1,500	1,582

Banco Santander Brasil S.A.
2.409% due 03/18/2014		26,750	26,845
4.250% due 01/14/2016		2,500	2,506
4.500% due 04/06/2015		4,000	4,084

Banco Santander Chile
1.553% due 04/20/2012		1,200	1,200
1.903% due 01/19/2016		5,000	4,986
3.750% due 09/22/2015		13,000	12,973

Banco Votorantim Ltd.
3.308% due 03/28/2014		7,000	6,991

Banco Votorantim S.A.
5.250% due 02/11/2016		9,300	9,602

Bank of America Corp.
4.750% due 08/01/2015		200	209
5.250% due 11/09/2016	GBP	2,000	3,176
5.650% due 05/01/2018		$32,150	33,591
5.750% due 08/15/2016		500	528
5.750% due 12/01/2017		26,800	28,234
6.000% due 09/01/2017		11,450	12,273
7.375% due 05/15/2014		9,600	10,840

Bank of America N.A.
0.610% due 06/15/2017		5,170	4,749

Bank of Scotland PLC
5.500% due 06/15/2012		2,000	2,121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banque PSA Finance
2.204% due 04/04/2014 (b)		$9,200	$9,181

Barclays Bank PLC
5.125% due 01/08/2020		1,500	1,526
5.200% due 07/10/2014		10,800	11,671
5.926% due 09/29/2049		5,000	4,700
6.369% due 06/29/2049	GBP	300	433
6.750% due 05/22/2019		$11,000	12,427
7.375% due 06/29/2049		5,000	5,025
10.179% due 06/12/2021		11,890	15,161
14.000% due 11/29/2049	GBP	7,250	15,236

BBVA Bancomer S.A.
4.500% due 03/10/2016		$10,050	10,109
6.500% due 03/10/2021		1,100	1,091
7.250% due 04/22/2020		15,500	15,671

Bear Stearns Cos. LLC
0.702% due 11/21/2016		8,900	8,781
5.700% due 11/15/2014		100	110
7.250% due 02/01/2018		29,750	34,656

BNP Paribas
0.509% due 12/09/2016		4,000	3,941
1.203% due 01/10/2014		13,325	13,416
5.000% due 01/15/2021		2,500	2,524
7.195% due 06/29/2049		2,725	2,643
7.781% due 06/29/2049	EUR	1,000	1,524

Boston Properties LP
5.875% due 10/15/2019		$650	706
6.250% due 01/15/2013		681	735

BPCE S.A.
2.060% due 02/07/2014		11,700	11,797
4.625% due 07/29/2049	EUR	1,100	1,364
5.250% due 07/29/2049		5,000	6,484
9.000% due 03/29/2049		200	294

Caelus Re Ltd.
6.560% due 06/07/2011		$500	500

Capital One Capital V
10.250% due 08/15/2039		4,000	4,365

Capital One Capital VI
8.875% due 05/15/2040		25,625	27,195

CIT Group, Inc.
7.000% due 05/01/2013		12,011	12,267
7.000% due 05/01/2014		3,165	3,232
7.000% due 05/01/2015		19,565	19,785
7.000% due 05/01/2016		3,441	3,454
7.000% due 05/01/2017		4,818	4,836

Citigroup Capital XXI
8.300% due 12/21/2077		21,500	22,468

Citigroup, Inc.
0.434% due 03/07/2014		3,000	2,936
1.284% due 02/09/2016	EUR	1,000	1,327
1.357% due 06/28/2013		1,800	2,502
4.587% due 12/15/2015		$1,000	1,033
4.750% due 05/19/2015		11,700	12,257
5.000% due 09/15/2014		9,700	10,127
5.500% due 04/11/2013		24,100	25,785
5.500% due 10/15/2014		8,500	9,166
5.625% due 08/27/2012		400	420
5.850% due 07/02/2013		4,800	5,174
6.000% due 08/15/2017		22,960	24,945
6.010% due 01/15/2015		750	819
6.125% due 11/21/2017		31,725	34,567
6.125% due 05/15/2018		9,044	9,862
6.375% due 08/12/2014		27,350	30,229
6.500% due 08/19/2013		10,800	11,807
8.500% due 05/22/2019		21,150	26,104

Commonwealth Bank of Australia
1.039% due 03/17/2014		7,000	6,996
5.000% due 03/19/2020		300	308

238	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	20,300	$29,152
11.000% due 06/29/2049		$9,555	12,482
11.000% due 12/29/2049		2,000	2,609

Countrywide Capital III
8.050% due 06/15/2027		12,000	12,450

Countrywide Financial Corp.
6.250% due 05/15/2016		70	75

Credit Agricole S.A.
1.753% due 01/21/2014		10,000	10,159
5.136% due 12/29/2049	GBP	1,000	1,396
7.589% due 01/29/2049		500	774
8.125% due 10/29/2049		400	654

Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/31/2049		$9,500	9,403

Digital Realty Trust LP
4.500% due 07/15/2015		2,900	2,977

DP World Sukuk Ltd.
6.250% due 07/02/2017		2,500	2,494

FIA Card Services N.A.
7.125% due 11/15/2012		45	48

First Union Capital I
7.935% due 01/15/2027		6,000	6,143

First Union Institutional Capital II
7.850% due 01/01/2027		3,910	4,018

Ford Motor Credit Co. LLC
6.625% due 08/15/2017		2,000	2,135
7.000% due 04/15/2015		17,000	18,392
7.500% due 08/01/2012		800	853
7.800% due 06/01/2012		5,850	6,204
12.000% due 05/15/2015		500	629

General Electric Capital Corp.
0.493% due 10/06/2015		1,300	1,263
5.500% due 09/15/2067	EUR	10,000	13,074
6.500% due 09/15/2067	GBP	500	778

Genworth Financial, Inc.
7.625% due 09/24/2021		$4,000	4,014

Goldman Sachs Group, Inc.
0.759% due 03/22/2016		28,769	27,771
1.383% due 02/04/2013	EUR	1,700	2,387
1.393% due 11/15/2014		2,500	3,432
1.407% due 01/30/2017		4,600	6,082
1.524% due 02/02/2015		6,700	9,209
5.125% due 01/15/2015		$1,300	1,389
5.375% due 03/15/2020		18,600	18,892
5.950% due 01/18/2018		17,000	18,252
6.000% due 06/15/2020		30,000	31,725
6.150% due 04/01/2018		17,575	19,049
6.250% due 09/01/2017		5,700	6,241
7.500% due 02/15/2019		4,900	5,693

Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		9,000	9,051
6.375% due 04/15/2021		3,000	2,996

HBOS Capital Funding LP
6.071% due 06/29/2049		9,555	8,826
6.461% due 11/29/2049	GBP	1,500	2,081

HBOS PLC
6.750% due 05/21/2018		$27,612	27,038

HCP, Inc.
5.375% due 02/01/2021		5,000	5,051

Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		6,000	6,156

Hospitality Properties Trust
5.625% due 03/15/2017		800	830
6.300% due 06/15/2016		1,515	1,656
6.700% due 01/15/2018		3,000	3,220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 02/15/2013		$4,100	$4,363
7.875% due 08/15/2014		2,000	2,234

HSBC Bank PLC
4.125% due 08/12/2020		5,100	4,882
4.750% due 01/19/2021		11,000	10,952
5.000% due 03/20/2023	GBP	2,000	3,089

HSBC Bank USA N.A.
4.875% due 08/24/2020		$8,600	8,422
7.000% due 01/15/2039		12,275	13,806

HSBC Capital Funding LP
4.610% due 12/29/2049		11,430	11,094

HSBC Finance Corp.
0.553% due 01/15/2014		3,000	2,958
0.573% due 04/24/2012		800	799
0.660% due 09/14/2012		1,800	1,792
6.676% due 01/15/2021		10,000	10,384

HSBC Holdings PLC
6.500% due 05/02/2036		700	719
6.500% due 09/15/2037		7,400	7,570
6.800% due 06/01/2038		3,800	3,992

Hyundai Capital Services, Inc.
4.375% due 07/27/2016		5,100	5,126

ICICI Bank Ltd.
5.500% due 03/25/2015		7,500	7,826

ING Bank NV
1.107% due 03/30/2012		1,800	1,806

ING Groep NV
5.140% due 03/29/2049	GBP	1,600	2,175

International Lease Finance Corp.
5.750% due 06/15/2011		$2,000	2,018
6.500% due 09/01/2014		12,500	13,406
6.750% due 09/01/2016		15,700	16,878
7.125% due 09/01/2018		7,300	7,880

Intesa Sanpaolo SpA
2.712% due 02/24/2014		23,900	24,227
3.625% due 08/12/2015		13,000	12,562
6.500% due 02/24/2021		21,100	22,157
8.375% due 10/29/2049	EUR	100	143

JPMorgan Chase & Co.
1.447% due 09/26/2013		500	702
4.250% due 10/15/2020		$15,000	14,341
4.750% due 03/01/2015		300	320
4.950% due 03/25/2020		30,000	30,511
6.000% due 01/15/2018		18,300	20,062
7.900% due 04/29/2049		26,273	28,845

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		2,500	2,335

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		8,000	8,164

Kilroy Realty LP
5.000% due 11/03/2015		5,000	4,987

Lazard Group LLC
6.850% due 06/15/2017		2,000	2,145

LBG Capital No.1 PLC
6.439% due 05/23/2020	EUR	12,000	15,051
7.867% due 12/17/2019	GBP	3,100	4,749
7.869% due 08/25/2020		6,766	10,420
7.875% due 11/01/2020		$14,090	13,815
8.000% due 12/29/2049		5,000	4,825

LBG Capital No.2 PLC
9.125% due 07/15/2020	GBP	1,300	2,106

Lehman Brothers Holdings, Inc.
4.800% due 03/13/2014 (a)		$300	78
6.625% due 01/18/2012 (a)		15,030	3,927
6.875% due 05/02/2018 (a)		3,403	910

Lloyds TSB Bank PLC
4.750% due 07/15/2011		9,000	9,104
5.800% due 01/13/2020		2,575	2,579

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 01/21/2021		$4,700	$4,901
7.625% due 04/22/2025	GBP	1,000	1,581
12.000% due 12/29/2049		$5,100	5,978

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		5,000	5,428
9.250% due 04/15/2019		2,000	2,549

Merrill Lynch & Co., Inc.
1.388% due 05/30/2014	EUR	1,800	2,470
1.466% due 07/22/2014		1,000	1,378
1.725% due 09/14/2018		5,068	6,097
4.875% due 05/30/2014		500	728
5.700% due 05/02/2017		$400	415
6.150% due 04/25/2013		2,200	2,370
6.400% due 08/28/2017		15,350	16,733
6.500% due 07/15/2018		22,671	24,485
6.875% due 04/25/2018		69,300	76,952
6.875% due 11/15/2018		2,850	3,188
7.750% due 04/30/2018	GBP	18,000	32,351

MetLife Institutional Funding II
1.203% due 04/04/2014 (b)		$4,400	4,422

Morgan Stanley
0.753% due 10/18/2016		13,300	12,455
1.388% due 11/29/2013	EUR	1,000	1,378
1.395% due 04/13/2016		27,600	36,483
1.422% due 03/01/2013		11,400	15,951
1.474% due 05/02/2014		21,100	29,105
1.521% due 02/23/2012	CAD	7,400	7,543
5.375% due 10/15/2015		$250	265
5.375% due 08/10/2020	EUR	4,150	5,746
5.500% due 01/26/2020		$10,000	10,047
5.500% due 07/24/2020		7,445	7,442
5.625% due 09/23/2019		2,400	2,452
5.750% due 10/18/2016		1,400	1,499
5.950% due 12/28/2017		6,600	7,088
6.000% due 04/28/2015		2,500	2,721
6.625% due 04/01/2018		18,700	20,548
7.300% due 05/13/2019		20,050	22,558

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	710	1,096

Mutual of Omaha Insurance Co.
6.950% due 10/15/2040		$24,600	25,467

National City Bank
0.680% due 06/07/2017		2,600	2,455
6.200% due 12/15/2011		2,000	2,076

Nile Finance Ltd.
5.250% due 08/05/2015		300	290

OMX Timber Finance Investments I LLC
5.420% due 01/29/2020		1,000	1,047

Pacific Life Global Funding
5.150% due 04/15/2013		500	530

Pacific Life Insurance Co.
9.250% due 06/15/2039		19,800	26,339

PNC Preferred Funding Trust III
8.700% due 03/29/2049		8,600	9,225

Preferred Term Securities XIII Ltd.
0.859% due 03/24/2034		89	61

Principal Life Income Funding Trusts
5.300% due 04/24/2013		500	538

Qatari Diar Finance QSC
3.500% due 07/21/2015		900	905

RBS Capital Trust A
6.467% due 12/29/2049 (a)	EUR	325	369

Regions Bank
7.500% due 05/15/2018		$6,500	6,874

Regions Financial Corp.
0.478% due 06/26/2012		3,500	3,380
7.750% due 11/10/2014		11,200	12,106

See Accompanying Notes	Annual Report	March 31, 2011	239

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
3.950% due 09/21/2015		$10,000	$10,006
4.875% due 08/25/2014		10,000	10,381
4.875% due 03/16/2015		7,900	8,210
4.875% due 01/20/2017	EUR	700	969
5.375% due 09/30/2019		1,000	1,372
5.500% due 03/23/2020		1,700	2,344
6.990% due 10/29/2049 (a)		$21,000	18,874
7.648% due 08/29/2049		600	564

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		7,945	8,342

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012		14,000	13,874

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		17,600	18,018
5.499% due 07/07/2015		11,150	11,749

Scotland International Finance No. 2 BV
4.250% due 05/23/2013		4,000	3,942

Shinhan Bank
4.125% due 10/04/2016 (b)		3,000	3,010

SLM Corp.
0.603% due 01/27/2014		4,325	4,105
1.379% due 04/26/2011	EUR	1,279	1,836
5.000% due 10/01/2013		$1,500	1,552
5.375% due 01/15/2013		3,000	3,120
5.375% due 05/15/2014		1,600	1,659
5.625% due 08/01/2033		5,500	4,713
6.250% due 01/25/2016		8,800	9,184
8.000% due 03/25/2020		15,900	17,359
8.450% due 06/15/2018		7,000	7,851

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049		1,500	1,770

Springleaf Finance Corp.
0.560% due 12/15/2011		10,000	9,658
5.200% due 12/15/2011		2,600	2,606
5.900% due 09/15/2012		1,700	1,692

State Street Capital Trust III
5.300% due 01/29/2049		5,700	5,711

Stone Street Trust
5.902% due 12/15/2015		3,100	3,233

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		11,300	11,068

UBS AG
5.750% due 04/25/2018		12,500	13,463
5.875% due 12/20/2017		15,200	16,596

Ventas Realty LP
3.125% due 11/30/2015		7,400	7,178

VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		5,300	5,783

Wachovia Bank N.A.
0.640% due 03/15/2016		13,500	12,925
5.000% due 08/15/2015		300	320

Wachovia Corp.
0.580% due 06/15/2017		15,100	14,506
0.644% due 10/28/2015		10,400	9,828
0.673% due 10/15/2016		1,400	1,299
5.750% due 06/15/2017		100	111

WEA Finance LLC
5.750% due 09/02/2015		5,300	5,814
7.500% due 06/02/2014		5,600	6,409

Wells Fargo & Co.
0.504% due 10/28/2015		8,000	7,828
1.163% due 08/01/2011	EUR	2,400	3,387
3.676% due 06/15/2016		$13,500	13,573
4.600% due 04/01/2021		26,000	25,722
7.980% due 03/29/2049		2,000	2,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Bank N.A.
0.524% due 05/16/2016	$3,800	$3,629
4.750% due 02/09/2015	5,590	5,946
5.950% due 08/26/2036	400	413

Wells Fargo Capital XIII
7.700% due 12/29/2049	10,940	11,323

Wells Fargo Capital XV
9.750% due 09/29/2049	5,000	5,512

Wells Operating Partnership II LP
5.875% due 04/01/2018 (b)	6,700	6,653

Weyerhaeuser Co.
6.750% due 03/15/2012	19,141	20,126
7.375% due 10/01/2019	12,500	14,127
7.375% due 03/15/2032	8,000	8,459

		2,475,640

INDUSTRIALS 33.1%

Alcoa, Inc.
5.950% due 02/01/2037	5,000	4,732

Aleris International, Inc.
7.625% due 02/15/2018	750	756

ALROSA Finance S.A.
7.750% due 11/03/2020	7,600	8,174
8.875% due 11/17/2014	3,000	3,428

Altria Group, Inc.
9.250% due 08/06/2019	33,844	44,182
9.700% due 11/10/2018	17,100	22,490
9.950% due 11/10/2038	10,000	13,989

American Airlines Pass-Through Trust
5.250% due 07/31/2022	1,050	1,018
6.978% due 10/01/2012	7	7
7.000% due 01/31/2018	5,500	5,335
7.858% due 04/01/2013	8,700	8,993
10.375% due 01/02/2021	27,652	32,491

American Airlines, Inc.
7.500% due 03/15/2016	10,700	10,633

American Renal Holdings Co., Inc.
8.375% due 05/15/2018	600	636

American Tower Corp.
4.500% due 01/15/2018	6,000	5,892
7.000% due 10/15/2017	10,000	11,279

Anadarko Petroleum Corp.
6.200% due 03/15/2040	20,000	19,385
6.375% due 09/15/2017	3,300	3,632
6.450% due 09/15/2036	3,740	3,747
6.950% due 06/15/2019	8,755	9,831
7.950% due 06/15/2039	4,600	5,353
8.700% due 03/15/2019	19,150	23,463

Anglo American Capital PLC
9.375% due 04/08/2014	7,385	8,831

ArcelorMittal
5.500% due 03/01/2021	2,500	2,465
7.000% due 10/15/2039	4,220	4,241

Asciano Finance Ltd.
6.000% due 04/07/2023 (b)	17,000	16,912

Aviation Capital Group
7.125% due 10/15/2020	15,600	16,301

AWAS Aviation Capital Ltd.
7.000% due 10/15/2016	22,550	22,663

Beckman Coulter, Inc.
6.875% due 11/15/2011	30	31

BioMed Realty LP
6.125% due 04/15/2020	5,500	5,815

Black & Decker Corp.
8.950% due 04/15/2014	4,000	4,729

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boston Scientific Corp.
4.500% due 01/15/2015	$10,100	$10,413
6.400% due 06/15/2016	5,000	5,449
7.375% due 01/15/2040	5,000	5,583

Brambles USA, Inc.
5.350% due 04/01/2020	3,000	3,012

Braskem Finance Ltd.
7.000% due 05/07/2020	3,000	3,270
7.375% due 10/29/2049	1,000	1,009

Buckeye Partners LP
4.875% due 02/01/2021	12,100	12,024

Canadian National Railway Co.
4.400% due 03/15/2013	80	85

Canadian Natural Resources Ltd.
5.450% due 10/01/2012	100	106

Canadian Oil Sands Ltd.
7.750% due 05/15/2019	26,225	30,726

Cemex S.A.B. de C.V.
5.301% due 09/30/2015 (b)	18,300	18,245

CenterPoint Energy Resources Corp.
4.500% due 01/15/2021	129	127

Coffeyville Resources LLC
9.000% due 04/01/2015	450	492

Colorado Interstate Gas Co.
6.800% due 11/15/2015	491	566

Comcast Cable Communications LLC
8.875% due 05/01/2017	35	44

Concho Resources, Inc.
8.625% due 10/01/2017	9,000	9,990

Continental Airlines Pass-Through Trust
4.750% due 01/12/2021	3,000	2,940
6.503% due 12/15/2012	100	101
7.250% due 05/10/2021	23,191	25,046
9.000% due 07/08/2016	7,341	8,332

Continental Airlines, Inc.
6.750% due 09/15/2015	10,450	10,594

Continental Resources, Inc.
7.125% due 04/01/2021	700	747
7.375% due 10/01/2020	11,425	12,339

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014	11,600	12,905

CSC Holdings LLC
8.625% due 02/15/2019	7,500	8,625

CSN Islands XI Corp.
6.875% due 09/21/2019	5,000	5,575

CSN Resources S.A.
6.500% due 07/21/2020	500	535

CVS Pass-Through Trust
6.943% due 01/10/2030	6,524	7,109
7.507% due 01/10/2032	19,684	22,640

DCP Midstream LLC
5.375% due 10/15/2015	100	107

DCP Midstream Operating LP
3.250% due 10/01/2015	5,000	4,897

Delta Air Lines Pass-Through Trust
4.950% due 05/23/2019	2,500	2,500
6.417% due 01/02/2014	20,350	20,910
7.111% due 03/18/2013	9,410	9,692
7.750% due 06/17/2021	5,174	5,665

Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019	4,500	5,062

DISH DBS Corp.
7.000% due 10/01/2013	2,080	2,257
7.125% due 02/01/2016	3,000	3,218
7.875% due 09/01/2019	7,400	8,048

240	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DP World Ltd.
6.850% due 07/02/2037		$5,000	$4,627

El Paso Natural Gas Co.
5.950% due 04/15/2017		5,445	6,011
8.375% due 06/15/2032		2,070	2,544

Energy Transfer Equity LP
7.500% due 10/15/2020		6,500	7,101

Energy Transfer Partners LP
6.125% due 02/15/2017		6,000	6,699
8.500% due 04/15/2014		10,180	11,894
9.700% due 03/15/2019		16,000	20,889

Ensco PLC
3.250% due 03/15/2016		8,000	7,969

Enterprise Products Operating LLC
5.000% due 03/01/2015		200	214

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		10,900	11,309
7.500% due 05/04/2020		11,214	12,223

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		5,000	5,243
7.000% due 07/17/2012		2,800	2,967
7.900% due 05/15/2019		30,100	36,317

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		10,886	12,016

Freeport-McMoRan Corp.
8.750% due 06/01/2011		200	202
9.500% due 06/01/2031		200	265

GATX Corp.
4.750% due 05/15/2015		7,500	7,825

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		14,000	14,682
7.288% due 08/16/2037		2,000	2,170
8.125% due 07/31/2014		14,200	16,294
8.146% due 04/11/2018		1,400	1,650
8.625% due 04/28/2034		3,200	3,963
9.250% due 04/23/2019		44,050	55,005

General Electric Co.
5.250% due 12/06/2017		8,700	9,473

Georgia-Pacific LLC
5.400% due 11/01/2020		37,900	37,439
7.250% due 06/01/2028		820	861
7.375% due 12/01/2025		2,500	2,650
7.750% due 11/15/2029		12,915	14,255
8.000% due 01/15/2024		1,500	1,721
8.875% due 05/15/2031		19,000	23,038

Gerdau Holdings, Inc.
7.000% due 01/20/2020		10,650	11,848

Gerdau Trade, Inc.
5.750% due 01/30/2021		3,200	3,256
GTL Trade Finance, Inc.
7.250% due 10/20/2017		21,370	24,148

Harvest Operations Corp.
6.875% due 10/01/2017		4,900	5,108

HCA, Inc.
7.250% due 09/15/2020		6,075	6,531
7.875% due 02/15/2020		4,000	4,370
8.500% due 04/15/2019		9,600	10,704
9.875% due 02/15/2017		2,500	2,812

HeidelbergCement Finance BV
8.000% due 01/31/2017	EUR	4,000	6,307

Incitec Pivot Ltd.
4.000% due 12/07/2015		$9,500	9,506

Kabel BW Erste Beteiligungs GmbH
7.500% due 03/15/2019		1,000	1,030

Kern River Funding Corp.
4.893% due 04/30/2018		47	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kerr-McGee Corp.
7.875% due 09/15/2031	$3,500	$4,003

Kinder Morgan Energy Partners LP
5.800% due 03/01/2021	16,400	17,620
6.500% due 09/01/2039	5,500	5,655
9.000% due 02/01/2019	23,380	29,679

Limited Brands, Inc.
5.250% due 11/01/2014	899	939
6.625% due 04/01/2021	3,000	3,082

Magellan Midstream Partners LP
6.400% due 07/15/2018	3,900	4,397
6.550% due 07/15/2019	9,500	10,836

Masco Corp.
5.875% due 07/15/2012	5,000	5,235

MGM Resorts International
10.375% due 05/15/2014	700	805

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	19,900	21,581
6.700% due 09/15/2019	33,362	36,926

Motorola Solutions, Inc.
5.375% due 11/15/2012	5,000	5,261

Nakilat, Inc.
6.067% due 12/31/2033	5,000	5,012

Newfield Exploration Co.
6.875% due 02/01/2020	14,570	15,444

Noble Group Ltd.
4.875% due 08/05/2015	2,900	3,007
6.750% due 01/29/2020	5,600	6,011

Noble Holding International Ltd.
4.625% due 03/01/2021	7,900	7,801

Northwest Airlines Pass-Through Trust
1.062% due 11/20/2015	859	811

Northwest Pipeline GP
5.950% due 04/15/2017	200	225
6.050% due 06/15/2018	30	34

Novatek Finance Ltd.
5.326% due 02/03/2016	20,700	21,365
6.604% due 02/03/2021	18,000	18,968

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021	40,300	42,668

Petrobras International Finance Co.
6.875% due 01/20/2040	5,600	5,890

Petrohawk Energy Corp.
7.250% due 08/15/2018	13,300	13,766

PHH Corp.
9.250% due 03/01/2016	200	218

Pioneer Natural Resources Co.
6.875% due 05/01/2018	14,600	15,906
7.200% due 01/15/2028	445	466

Plains All American Pipeline LP
6.125% due 01/15/2017	1,400	1,551

Plains Exploration & Production Co.
8.625% due 10/15/2019	800	894

Polymer Group, Inc.
7.750% due 02/01/2019	1,650	1,710

Pride International, Inc.
6.875% due 08/15/2020	14,200	16,170
8.500% due 06/15/2019	48,800	60,512

Principal Financial Group, Inc.
8.875% due 05/15/2019	10,000	12,714

Quebecor Media, Inc.
7.750% due 03/15/2016	1,500	1,564

Reynolds American, Inc.
7.250% due 06/01/2013	2,050	2,293
7.750% due 06/01/2018	300	351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		$24,950	$25,698
8.250% due 02/15/2021		21,400	21,293

Rockies Express Pipeline LLC
5.625% due 04/15/2020		8,350	8,303
6.250% due 07/15/2013		38,745	41,379
6.850% due 07/15/2018		24,250	26,422

Roofing Supply Group LLC
8.625% due 12/01/2017		2,000	2,115

RR Donnelley & Sons Co.
6.125% due 01/15/2017		7,000	7,277

Ryder System, Inc.
6.000% due 03/01/2013		3,000	3,231

RZD Capital Ltd.
5.739% due 04/03/2017		38,900	40,687

SandRidge Energy, Inc.
8.750% due 01/15/2020		8,025	8,787

Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		4,000	4,090
9.750% due 07/29/2013		1,100	1,244

Sino-Forest Corp.
6.250% due 10/21/2017		9,000	8,798

Southeast Supply Header LLC
4.850% due 08/15/2014		16,400	17,134

Southwest Airlines Co.
10.500% due 12/15/2011		8,000	8,470

Steel Dynamics, Inc.
6.750% due 04/01/2015		920	946

Symantec Corp.
4.200% due 09/15/2020		4,000	3,766

Systems Asset Trust LLC
6.664% due 09/15/2013		36	38

Teck Resources Ltd.
4.500% due 01/15/2021		2,000	1,996
9.750% due 05/15/2014		500	607
10.250% due 05/15/2016		7,050	8,486
10.750% due 05/15/2019		4,050	5,179

Telefonica Emisiones SAU
4.949% due 01/15/2015		1,800	1,899
6.221% due 07/03/2017		12,600	13,743
6.421% due 06/20/2016		10,775	11,971

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028		400	446
7.500% due 04/01/2017		800	954
8.375% due 06/15/2032		1,400	1,739

Time Warner Cable, Inc.
8.250% due 04/01/2019		6,000	7,313
8.750% due 02/14/2019		2,750	3,430

Toll Brothers Finance Corp.
6.750% due 11/01/2019		2,500	2,583
8.910% due 10/15/2017		2,000	2,320

Transcontinental Gas Pipe Line Co. LLC
8.875% due 07/15/2012		30	33

Transocean, Inc.
6.000% due 03/15/2018		29,696	32,079
6.500% due 11/15/2020		21,600	23,830
6.800% due 03/15/2038		9,000	9,484
7.375% due 04/15/2018		6,600	7,542

UAL Pass-Through Trust
9.750% due 01/15/2017		12,920	14,729
10.125% due 03/22/2015 (a)		63	27
10.400% due 05/01/2018		33,849	38,757

UPCB Finance II Ltd.
6.375% due 07/01/2020	EUR	2,300	3,112

See Accompanying Notes	Annual Report	March 31, 2011	241

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Urbi Desarrollos Urbanos, S.A.B. de C.V.
9.500% due 01/21/2020		$11,600	$13,050

Vale Overseas Ltd.
6.875% due 11/21/2036		5,000	5,333
6.875% due 11/10/2039		18,700	20,075
8.250% due 01/17/2034		2,070	2,530

Vivendi S.A.
5.750% due 04/04/2013		500	537

WEA Finance LLC
7.125% due 04/15/2018		14,400	16,708

Wesfarmers Ltd.
6.998% due 04/10/2013		8,000	8,816

Williams Cos., Inc.
7.875% due 09/01/2021		5,258	6,548

Wyndham Worldwide Corp.
5.625% due 03/01/2021		1,000	991

Wynn Las Vegas LLC
7.750% due 08/15/2020		2,600	2,769
7.875% due 11/01/2017		700	755

Xstrata Finance Canada Ltd.
5.800% due 11/15/2016		300	333

Yum! Brands, Inc.
8.875% due 04/15/2011		140	141

			1,929,499

UTILITIES 6.5%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		9,900	10,596
7.700% due 08/07/2013		420	470
8.700% due 08/07/2018		42,450	52,691

Ameren Illinois Co.
9.750% due 11/15/2018		488	630

Appalachian Power Co.
5.650% due 08/15/2012		300	316

AT&T Corp.
8.000% due 11/15/2031		116	146

AT&T, Inc.
5.350% due 09/01/2040		3,894	3,497

BP Capital Markets PLC
4.742% due 03/11/2021		15,000	15,034

Bruce Mansfield Unit
6.850% due 06/01/2034		98	103

Calpine Corp.
7.500% due 02/15/2021		7,000	7,280

Cia Energetica de Sao Paulo
9.750% due 01/15/2015	BRL	250	210

CMS Energy Corp.
1.253% due 01/15/2013		$2,000	1,985

Consumers Energy Co.
5.000% due 02/15/2012		100	104
6.875% due 03/01/2018		3,534	3,907

Crown Castle Towers LLC
4.174% due 08/15/2037		5,500	5,465
5.495% due 01/15/2037		17,700	18,734
6.113% due 01/15/2040		13,620	14,771

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		1,250	1,273

Embarq Corp.
6.738% due 06/01/2013		2,500	2,712
7.082% due 06/01/2016		2,600	2,956

Entergy Corp.
5.125% due 09/15/2020		10,000	9,766

Entergy New Orleans, Inc.
5.100% due 12/01/2020		10,000	9,562

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expro Finance Luxembourg SCA
8.500% due 12/15/2016	$894	$890

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	2,500	3,014

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	100	104

Kentucky Power Co.
6.000% due 09/15/2017	200	217

Metropolitan Edison Co.
7.700% due 01/15/2019	4,500	5,324

Midwest Generation LLC
8.560% due 01/02/2016	883	901

NGPL PipeCo LLC
6.514% due 12/15/2012	29,742	31,855
7.119% due 12/15/2017	47,690	53,274
7.768% due 12/15/2037	2,000	2,154

NRG Energy, Inc.
8.250% due 09/01/2020	6,000	6,270

Pennsylvania Electric Co.
5.200% due 04/01/2020	20,000	20,439

Progress Energy, Inc.
6.850% due 04/15/2012	200	212

Public Service Co. of Oklahoma
6.150% due 08/01/2016	150	167

Puget Energy, Inc.
6.500% due 12/15/2020	9,500	9,543

Qtel International Finance Ltd.
4.750% due 02/16/2021	4,000	3,744
6.500% due 06/10/2014	500	548

Qwest Corp.
3.560% due 06/15/2013	100	104

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	481	501

Sprint Capital Corp.
8.375% due 03/15/2012	1,500	1,590

Telecom Italia Capital S.A.
4.950% due 09/30/2014	2,900	3,020
5.250% due 11/15/2013	4,300	4,539
6.175% due 06/18/2014	14,600	15,672

TELUS Corp.
8.000% due 06/01/2011	12	12

TNK-BP Finance S.A.
6.625% due 03/20/2017	200	214
7.250% due 02/02/2020	7,500	8,288
7.500% due 07/18/2016	15,600	17,550
7.875% due 03/13/2018	25,000	28,750

		381,104

Total Corporate Bonds & Notes (Cost $4,472,118)		4,786,243

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

Transocean, Inc.
1.500% due 12/15/2037	15,000	14,798

Total Convertible Bonds & Notes (Cost $13,724)		14,798

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.9%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	7,200	7,755
7.550% due 04/01/2039	1,300	1,414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Notes, Series 2009
5.250% due 04/01/2014	$3,000	$3,143
5.450% due 04/01/2015	14,000	14,794
5.950% due 04/01/2016	5,000	5,367

Riverside, California Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	2,000	2,053

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	1,500	1,386

Stockton, California Public Financing Authority Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	12,500	12,725

West Contra Costa, California Unified School District General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	5,000	5,343

		53,980

COLORADO 0.1%

Colorado State Metro Wastewater Reclamation District Revenue Bonds, (BABs), Series 2009
5.775% due 04/01/2029	7,500	7,678

FLORIDA 0.0%

Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	2,100	1,890

LOUISIANA 0.1%

Louisiana State Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	3,000	3,038

NEW YORK 0.2%

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	10,000	10,350

OHIO 0.0%

Hamilton County, Ohio Revenue Bonds, (BABs), Series 2009
6.500% due 12/01/2034	2,500	2,583

TEXAS 0.7%

Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	10,000	10,342

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	18,000	17,890

Texas State General Obligation Bonds, (BABs), Series 2009
6.072% due 10/01/2029	10,000	10,529

		38,761

WASHINGTON 0.0%

Spokane County, Washington Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	2,000	2,054

Total Municipal Bonds & Notes (Cost $116,284)		120,334

242	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 3.2%

U.S. Treasury Bonds
4.750% due 02/15/2041 (e)(g)		$181,450	$188,509

Total U.S. Treasury Obligations (Cost $190,481)			188,509

MORTGAGE-BACKED SECURITIES 0.8%

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051		110	116
5.742% due 02/10/2051		1,000	1,081

Bear Stearns Alt-A Trust
5.134% due 11/25/2034		250	227

Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049		1,300	1,388
5.698% due 12/10/2049		91	98

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		200	215
5.886% due 11/15/2044		100	108

Countrywide Alternative Loan Trust
6.000% due 01/25/2037		129	99

Credit Suisse Mortgage Capital Certificates
0.325% due 02/15/2022		3,066	2,945
5.467% due 09/15/2039		100	106

GS Mortgage Securities Corp. II
5.560% due 11/10/2039		2,500	2,688

Holmes Master Issuer PLC
2.339% due 10/15/2054	EUR	18,100	25,649

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047		$2,500	2,636

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		200	212

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		2,000	2,099
5.700% due 09/12/2049		100	105

Merrill Lynch Mortgage Investors, Inc.
2.937% due 05/25/2033		45	46

Morgan Stanley Capital I
5.569% due 12/15/2044		1,000	1,049

OBP Depositor LLC Trust
4.646% due 07/15/2045		3,000	3,048

Structured Adjustable Rate Mortgage Loan Trust
2.622% due 03/25/2034		79	79

Thornburg Mortgage Securities Trust
6.171% due 09/25/2037		332	335

Wells Fargo Mortgage-Backed Securities Trust
4.564% due 12/25/2033		291	299

Total Mortgage-Backed Securities (Cost $40,945)			44,628

ASSET-BACKED SECURITIES 0.7%

Aircraft Certificate Owner Trust
6.455% due 09/20/2022		528	522
7.001% due 09/20/2022		22,300	20,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bumper S.A.
2.670% due 06/20/2022	EUR	2,215	$3,147

Ford Credit Auto Owner Trust
1.675% due 06/15/2012		$143	143
1.875% due 05/15/2012		289	290

Galaxy CLO Ltd.
0.583% due 04/17/2017		986	949

SLM Student Loan Trust
1.803% due 04/25/2023		17,038	17,608

Total Asset-Backed Securities (Cost $42,938)			43,278

SOVEREIGN ISSUES 0.5%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	858

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		874	527
10.000% due 01/01/2017		8,600	4,672

Export-Import Bank of Korea
5.875% due 01/14/2015		$22,200	24,328

Korea Development Bank
8.000% due 01/23/2014		500	571

Total Sovereign Issues (Cost $28,503)			30,956

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Health Care REIT, Inc.
6.500% due 12/31/2049		84,000	4,376

Wells Fargo & Co.
7.500% due 12/31/2049		15,500	16,046

Total Convertible Preferred Securities (Cost $14,521)			20,422

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Citigroup Capital XIII
7.875% due 12/31/2049		48,000	1,315

Farm Credit Bank
10.000% due 12/31/2049		13,000	14,601

SLM Corp.
3.496% due 12/31/2049		21,400	456

Total Preferred Securities (Cost $14,799)			16,372

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.2%

CERTIFICATES OF DEPOSIT 0.8%

Banco Bradesco S.A.
1.955% due 01/24/2013		$8,700	8,760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Itau Unibanco S.A.
1.302% due 09/06/2011	$7,000	$7,000
1.670% due 02/06/2012	25,000	24,635
1.700% due 09/12/2011	8,500	8,435

		48,830

REPURCHASE AGREEMENTS 1.0%

Barclays Capital, Inc.
0.130% due 04/01/2011	9,500	9,500
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $9,704. Repurchase proceeds are $9,500.)

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	42,000	42,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $42,961. Repurchase proceeds are $42,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	6,321	6,321
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $6,450. Repurchase proceeds are $6,321.)

		57,821

SHORT-TERM NOTES 0.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011	3,000	2,940
2.596% due 12/29/2011	5,000	4,900

		7,840

U.S. TREASURY BILLS 0.6%
0.143% due 07/07/2011 - 09/15/2011 (c)(e)(g)	31,961	31,944

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 5.7%
	32,920,063	329,793

Total Short-Term Instruments (Cost $476,139)		476,228

Total Investments 101.0% (Cost $5,552,968)		$5,885,008

Written Options (i) (0.1%) (Premiums $6,586)		(7,064)

Other Assets and Liabilities (Net) (0.9%)		(50,600)

Net Assets 100.0%		$5,827,343

See Accompanying Notes	Annual Report	March 31, 2011	243

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average yield.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $18,033 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $35,121 at a weighted average interest rate of 0.084%. On March 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $16,824 and cash of $9 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2011	3,219	$(2,649)
90-Day Euribor June Futures	Long	06/2011	1,671	(186)
90-Day Eurodollar December Futures	Long	12/2011	8,237	3,360
90-Day Eurodollar March Futures	Long	03/2012	7,054	(305)

				$220

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	BNP	(1.300%	)	12/20/2018	1.369%	$	3,000	$13	$0	$13
American Electric Power Co., Inc.	BCLY	(0.793%	)	06/20/2019	0.819%		36,000	59	0	59
American International Group, Inc.	GSC	(5.000%	)	09/20/2018	2.062%		10,000	(1,833)	(927)	(906)
Black & Decker Corp.	BCLY	(2.250%	)	06/20/2014	0.241%		4,000	(259)	0	(259)
Cardinal Health, Inc.	BOA	(0.580%	)	06/20/2013	0.317%		5,000	(30)	0	(30)
Centex Corp.	BOA	(1.000%	)	06/20/2015	1.818%		4,000	127	132	(5)
Centex Corp.	DUB	(1.000%	)	03/20/2013	1.161%		13,000	37	(22)	59
CSX Corp.	BCLY	(1.440%	)	03/20/2018	0.630%		5,370	(279)	0	(279)
CSX Corp.	BNP	(1.000%	)	03/20/2014	0.317%		250	(5)	3	(8)
Embarq Corp.	DUB	(1.000%	)	06/20/2013	0.262%		2,500	(42)	(6)	(36)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.833%		2,000	(17)	(32)	15
Freeport-McMoRan Corp.	GSC	(0.520%	)	09/20/2011	0.066%		200	0	0	0
International Lease Finance Corp.	CITI	(5.000%	)	06/20/2016	3.419%		12,500	(885)	(1,156)	271
International Lease Finance Corp.	GSC	(5.000%	)	06/20/2016	3.419%		15,000	(1,062)	(1,239)	177
Intesa Sanpaolo SpA	BCLY	(1.000%	)	09/20/2015	1.485%		13,000	261	259	2
Limited Brands, Inc.	BNP	(1.000%	)	12/20/2014	1.329%		1,250	14	96	(82)
Marsh & McLennan Cos., Inc.	BOA	(0.900%	)	06/20/2019	1.201%		2,000	42	0	42
Marsh & McLennan Cos., Inc.	CITI	(1.000%	)	09/20/2015	0.916%		5,000	(19)	(141)	122
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.064%		5,000	3	113	(110)
Motorola Solutions, Inc.	JPM	(1.000%	)	12/20/2012	0.388%		5,000	(54)	253	(307)
Newell Rubbermaid, Inc.	BOA	(0.660%	)	06/20/2013	0.578%		10,000	(21)	0	(21)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.824%		2,000	6	0	6
RR Donnelley & Sons Co.	BOA	(1.850%	)	03/20/2017	2.724%		7,000	313	0	313
Ryder System, Inc.	CITI	(3.060%	)	03/20/2013	0.492%		3,000	(155)	0	(155)
Toll Brothers Finance Corp.	GSC	(1.000%	)	12/20/2017	2.157%		2,100	140	55	85

								$(3,646)	$(2,612)	$(1,034)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BCLY	1.000%	03/20/2016	1.516%	$	900	$(21)	$(40)	$19
Alcoa, Inc.	BNP	1.000%	12/20/2015	1.429%		8,850	(166)	(427)	261
Alcoa, Inc.	BNP	1.000%	03/20/2021	2.178%		2,400	(217)	(209)	(8)
Alcoa, Inc.	CITI	5.000%	09/20/2015	1.332%		10,000	1,575	848	727
Alcoa, Inc.	CITI	1.000%	03/20/2016	1.516%		5,000	(118)	(181)	63
Alcoa, Inc.	CITI	1.000%	03/20/2021	2.178%		2,900	(263)	(304)	41
Alcoa, Inc.	CSFB	1.000%	12/20/2015	1.429%		2,600	(49)	(131)	82
Alcoa, Inc.	DUB	1.000%	06/20/2015	1.222%		4,200	(36)	(179)	143
Alcoa, Inc.	DUB	1.000%	03/20/2016	1.516%		3,200	(76)	(112)	36
Alcoa, Inc.	GSC	1.000%	03/20/2016	1.516%		1,700	(40)	(73)	33
Alcoa, Inc.	GSC	1.000%	03/20/2021	2.178%		4,300	(389)	(450)	61
Alcoa, Inc.	HSBC	1.000%	03/20/2016	1.516%		3,100	(74)	(159)	85
Alcoa, Inc.	MSC	1.000%	06/20/2015	1.222%		600	(6)	(67)	61

244	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	MSC	1.000%	03/20/2016	1.516%	$	3,100	$(73)	$(163)	$90
Ally Financial, Inc.	JPM	1.840%	06/20/2012	1.254%		500	4	0	4
America Movil S.A.B. de C.V.	CITI	1.000%	12/20/2012	0.601%		8,600	62	37	25
America Movil S.A.B. de C.V.	DUB	1.000%	12/20/2012	0.601%		13,100	95	54	41
America Movil S.A.B. de C.V.	UBS	1.000%	09/20/2012	0.562%		63,500	432	241	191
American Express Co.	JPM	2.750%	03/20/2014	0.376%		3,000	212	0	212
American International Group, Inc.	BOA	5.000%	09/20/2011	0.402%		4,000	94	(200)	294
American International Group, Inc.	DUB	0.890%	12/20/2012	0.703%		100	0	0	0
American International Group, Inc.	DUB	0.900%	12/20/2012	0.703%		300	1	0	1
Anheuser-Busch InBev Worldwide, Inc.	BCLY	1.000%	12/20/2015	0.750%	EUR	20,600	332	(220)	552
Anheuser-Busch InBev Worldwide, Inc.	BCLY	1.000%	12/20/2015	0.755%	$	25,000	284	(150)	434
Anheuser-Busch InBev Worldwide, Inc.	DUB	1.000%	12/20/2015	0.750%	EUR	3,700	59	(37)	96
Anheuser-Busch InBev Worldwide, Inc.	GSC	1.000%	12/20/2015	0.750%		3,300	54	(41)	95
ArcelorMittal	BCLY	1.000%	12/20/2015	2.022%	$	7,000	(309)	(539)	230
ArcelorMittal	BCLY	1.000%	03/20/2016	2.082%		4,200	(205)	(189)	(16)
ArcelorMittal	BNP	1.000%	03/20/2016	2.082%		1,200	(58)	(52)	(6)
ArcelorMittal	BOA	1.000%	12/20/2015	2.022%		1,700	(75)	(114)	39
ArcelorMittal	CITI	1.000%	03/20/2016	2.082%		1,400	(68)	(57)	(11)
ArcelorMittal	CSFB	1.000%	12/20/2015	2.022%		14,500	(639)	(1,090)	451
ArcelorMittal	CSFB	1.000%	03/20/2016	2.082%		7,500	(365)	(395)	30
ArcelorMittal	GSC	1.000%	03/20/2016	2.082%		2,300	(112)	(105)	(7)
ArcelorMittal	HSBC	1.000%	03/20/2016	2.082%		800	(39)	(35)	(4)
ArcelorMittal	JPM	1.000%	12/20/2015	2.022%		5,000	(221)	(334)	113
ArcelorMittal	JPM	1.000%	03/20/2016	2.082%		4,900	(239)	(192)	(47)
ArcelorMittal	MSC	1.000%	12/20/2015	2.022%		8,300	(366)	(631)	265
ArcelorMittal	MSC	1.000%	03/20/2016	2.082%		2,300	(112)	(141)	29
Australia Government Bond	UBS	1.000%	09/20/2015	0.456%		6,100	146	155	(9)
Australia Government Bond	UBS	1.000%	12/20/2015	0.482%		1,000	24	28	(4)
Banco Santander International	BOA	1.000%	12/20/2011	0.829%		5,000	8	(3)	11
Banco Santander International	DUB	1.000%	12/20/2011	0.828%	EUR	5,000	11	(15)	26
Banco Santander International	GSC	1.000%	12/20/2011	0.829%	$	10,000	16	3	13
Banco Santander International	JPM	1.000%	12/20/2011	0.829%		15,000	24	6	18
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.824%		25,000	176	(502)	678
Berkshire Hathaway Finance Corp.	DUB	1.230%	12/20/2013	0.611%		5,000	85	0	85
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.824%		10,000	71	(83)	154
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2012	0.436%		6,600	67	33	34
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2015	0.824%		15,000	106	(187)	293
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	0.824%		25,000	176	(468)	644
BHP Billiton Finance USA Ltd.	CSFB	1.000%	09/20/2015	0.630%		8,500	138	(49)	187
BHP Billiton Finance USA Ltd.	CSFB	1.000%	12/20/2015	0.657%		1,200	19	8	11
BHP Billiton Finance USA Ltd.	DUB	1.000%	09/20/2015	0.630%		16,200	263	(71)	334
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	0.630%		800	13	(4)	17
BHP Billiton Finance USA Ltd.	MSC	1.000%	09/20/2015	0.630%		1,900	31	(11)	42
BHP Billiton Finance USA Ltd.	RBS	1.000%	09/20/2015	0.630%		3,500	57	(8)	65
BMW Finance NV	BCLY	1.000%	03/20/2016	0.703%	EUR	10,000	200	108	92
BMW Finance NV	JPM	1.000%	03/20/2016	0.703%		6,100	122	73	49
BMW Finance NV	JPM	1.000%	03/20/2016	0.710%	$	1,000	14	7	7
BMW U.S. Capital LLC	GSC	1.000%	09/20/2015	0.647%		3,500	54	8	46
BNP Paribas	BCLY	3.000%	03/20/2016	1.718%	EUR	19,800	1,663	729	934
BNP Paribas	MSC	1.000%	03/20/2016	1.718%		9,000	(412)	(829)	417
BP Capital Markets America, Inc.	CSFB	1.000%	06/20/2015	0.655%	$	25,000	359	119	240
BP Capital Markets America, Inc.	DUB	1.000%	06/20/2015	0.655%		10,000	144	57	87
BP Capital Markets America, Inc.	GSC	1.000%	03/20/2016	0.766%		5,000	57	22	35
BP Capital Markets America, Inc.	MSC	1.000%	06/20/2015	0.655%		5,000	72	31	41
Brazil Government International Bond	BCLY	1.000%	09/20/2011	0.346%		3,000	10	9	1
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%		7,300	0	(62)	62
Brazil Government International Bond	BOA	1.000%	12/20/2015	1.047%		15,800	(29)	(133)	104
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%		19,800	(69)	(140)	71
Brazil Government International Bond	CSFB	1.000%	06/20/2015	0.966%		1,150	2	(10)	12
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.047%		11,600	(21)	(73)	52
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%		2,500	0	(25)	25
Brazil Government International Bond	HSBC	1.000%	03/20/2016	1.081%		7,700	(27)	(47)	20
Brazil Government International Bond	JPM	1.000%	12/20/2014	0.908%		400	1	(4)	5
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%		10,000	17	(129)	146
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.047%		7,300	(13)	(54)	41
Brazil Government International Bond	MSC	1.000%	12/20/2011	0.346%		8,000	41	40	1
Brazil Government International Bond	MSC	1.000%	03/20/2016	1.081%		5,600	(19)	(38)	19
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	2.079%		1,100	45	0	45
Canadian Natural Resources Ltd.	BCLY	1.000%	09/20/2015	0.736%		1,500	18	(7)	25
Canadian Natural Resources Ltd.	DUB	5.000%	06/20/2014	0.558%		7,000	996	370	626
Canadian Natural Resources Ltd.	GSC	1.000%	12/20/2015	0.771%		6,000	64	18	46
Canadian Natural Resources Ltd.	HSBC	1.000%	09/20/2015	0.736%		2,000	23	(7)	30
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	0.736%		4,100	47	(14)	61
Canadian Natural Resources Ltd.	MSC	1.000%	12/20/2015	0.771%		3,600	38	12	26

See Accompanying Notes	Annual Report	March 31, 2011	245

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Canadian Natural Resources Ltd.	RBS	1.000%	09/20/2015	0.736%	$	36,800	$428	$(162)	$590
Caterpillar, Inc.	BOA	1.000%	03/20/2016	0.660%		14,300	235	198	37
Caterpillar, Inc.	JPM	1.000%	03/20/2016	0.660%		5,200	85	71	14
Charter Communications, Inc.	CITI	2.500%	09/20/2011	1.302%		4,500	29	(20)	49
Chesapeake Energy Corp.	CSFB	5.000%	03/20/2016	2.148%		4,000	527	209	318
Chesapeake Energy Corp.	MSC	5.000%	03/20/2016	2.148%		3,000	395	157	238
China Government International Bond	BCLY	0.770%	12/20/2014	0.522%		5,350	50	0	50
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%		11,800	185	152	33
China Government International Bond	BOA	0.820%	12/20/2014	0.522%		1,300	14	0	14
China Government International Bond	DUB	1.000%	09/20/2015	0.615%		13,000	221	117	104
China Government International Bond	DUB	1.000%	12/20/2015	0.647%		8,100	132	142	(10)
China Government International Bond	HSBC	1.000%	06/20/2015	0.578%		10,000	176	194	(18)
China Government International Bond	JPM	1.000%	06/20/2015	0.578%		3,500	61	71	(10)
China Government International Bond	JPM	1.000%	09/20/2015	0.615%		19,500	330	194	136
China Government International Bond	MSC	1.000%	12/20/2015	0.647%		3,000	48	41	7
China Government International Bond	RBS	1.000%	06/20/2015	0.578%		10,000	176	194	(18)
Citigroup, Inc.	MSC	0.280%	09/20/2012	0.353%		700	(1)	0	(1)
Comcast Corp.	BCLY	1.610%	12/20/2013	0.483%		7,000	217	0	217
Comcast Corp.	DUB	1.000%	12/20/2015	0.863%		8,500	56	(8)	64
Credit Agricole S.A.	BCLY	1.000%	03/20/2016	1.271%	EUR	13,600	(232)	(692)	460
Daimler Finance North America LLC	BCLY	1.000%	03/20/2016	0.896%	$	6,500	34	29	5
Daimler Finance North America LLC	BOA	1.000%	03/20/2016	0.893%	EUR	10,000	74	57	17
Daimler Finance North America LLC	CSFB	1.000%	03/20/2016	0.896%	$	1,700	9	10	(1)
Daimler Finance North America LLC	GSC	1.000%	12/20/2013	0.605%		2,800	30	27	3
Daimler Finance North America LLC	JPM	1.000%	03/20/2016	0.893%	EUR	2,300	17	13	4
Deutsche Telekom International Finance B.V.	GSC	1.000%	06/20/2016	0.738%	$	23,900	316	197	119
Dominion Resources, Inc.	CITI	0.670%	06/20/2015	0.450%		100	1	0	1
E.ON International Finance BV	HSBC	1.000%	03/20/2016	0.755%		3,000	36	32	4
Egypt Government International Bond	BCLY	1.000%	03/20/2016	3.390%		5,500	(572)	(679)	107
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%		1,500	(156)	(183)	27
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%		500	(52)	(60)	8
Egypt Government International Bond	JPM	1.000%	03/20/2016	3.390%		5,650	(588)	(708)	120
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%		2,900	(302)	(369)	67
Emirate of Abu Dhabi	BCLY	1.000%	09/20/2015	1.000%		5,000	1	(25)	26
Emirate of Abu Dhabi	CITI	1.000%	09/20/2015	1.000%		4,100	2	(25)	27
Emirate of Abu Dhabi	CITI	1.000%	12/20/2015	1.036%		4,000	(5)	(26)	21
Emirate of Abu Dhabi	CITI	1.000%	03/20/2016	1.067%		2,000	(5)	(13)	8
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2015	1.036%		10,000	(13)	(59)	46
Emirate of Abu Dhabi	DUB	1.000%	06/20/2015	0.961%		10,000	19	(53)	72
Emirate of Abu Dhabi	GSC	1.000%	09/20/2015	1.000%		1,200	0	(5)	5
Emirate of Abu Dhabi	HSBC	1.000%	09/20/2015	1.000%		2,000	0	(8)	8
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%		1,000	(3)	(8)	5
Emirate of Abu Dhabi	MSC	1.000%	09/20/2015	1.000%		4,600	2	(22)	24
Emirate of Abu Dhabi	MSC	1.000%	03/20/2016	1.067%		1,000	(3)	(8)	5
Emirate of Abu Dhabi	MSC	1.000%	06/20/2016	1.096%		1,000	(5)	(8)	3
Forest Oil Corp.	BOA	5.000%	06/20/2015	2.518%		5,000	492	104	388
Forest Oil Corp.	CITI	5.000%	06/20/2015	2.518%		2,500	247	63	184
Forest Oil Corp.	CSFB	5.000%	06/20/2015	2.518%		1,500	148	(6)	154
Forest Oil Corp.	GSC	5.000%	06/20/2015	2.518%		6,500	640	126	514
France Government Bond	BCLY	0.250%	03/20/2016	0.724%		1,800	(40)	(71)	31
France Government Bond	CITI	0.250%	03/20/2016	0.724%		4,100	(92)	(165)	73
France Government Bond	GSC	0.250%	03/20/2016	0.724%		34,100	(763)	(1,354)	591
France Government Bond	JPM	0.250%	03/20/2016	0.724%		1,000	(23)	(26)	3
Freeport-McMoRan Copper & Gold, Inc.	CITI	1.000%	06/20/2012	0.249%		300	3	0	3
Freeport-McMoRan Copper & Gold, Inc.	JPM	1.000%	03/20/2016	1.159%		5,000	(36)	(12)	(24)
General Electric Capital Corp.	BCLY	0.630%	12/20/2012	0.551%		600	1	0	1
General Electric Capital Corp.	BCLY	4.450%	12/20/2013	0.742%		4,000	405	0	405
General Electric Capital Corp.	BNP	4.750%	12/20/2013	0.742%		1,500	164	0	164
General Electric Capital Corp.	BNP	3.900%	03/20/2014	0.775%		10,000	925	0	925
General Electric Capital Corp.	BOA	5.000%	06/20/2012	0.366%		3,700	217	70	147
General Electric Capital Corp.	BOA	7.000%	06/20/2013	0.650%		4,800	685	0	685
General Electric Capital Corp.	BOA	5.000%	09/20/2014	0.845%		8,000	1,137	922	215
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.128%		500	(3)	(6)	3
General Electric Capital Corp.	CITI	1.310%	03/20/2013	0.606%		1,000	14	0	14
General Electric Capital Corp.	CITI	6.950%	03/20/2013	0.606%		2,425	308	0	308
General Electric Capital Corp.	CITI	4.200%	03/20/2014	0.775%		10,000	1,014	0	1,014
General Electric Capital Corp.	CITI	5.000%	09/20/2014	0.845%		5,000	711	178	533
General Electric Capital Corp.	DUB	1.070%	12/20/2012	0.551%		4,000	37	0	37
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.742%		2,000	219	0	219
General Electric Capital Corp.	GSC	1.000%	12/20/2011	0.322%		11,500	61	3	58
General Electric Capital Corp.	GSC	5.700%	12/20/2013	0.742%		5,000	676	0	676
General Electric Capital Corp.	GSC	5.000%	09/20/2014	0.845%		4,000	569	160	409
General Electric Capital Corp.	JPM	5.000%	09/20/2014	0.845%		4,300	611	275	336
General Electric Capital Corp.	MSC	1.000%	12/20/2011	0.322%		10,000	53	23	30

246	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	RBS	1.000%	03/20/2015	0.929%	$	1,300	$4	$(37)	$41
GenOn Energy, Inc.	MSC	5.000%	12/20/2014	5.500%		10,000	(147)	(1,000)	853
Goldman Sachs Group, Inc.	BNP	1.000%	09/20/2011	0.286%		11,700	43	(126)	169
Groupe Danone	CSFB	1.000%	12/20/2015	0.678%	EUR	400	8	8	0
Groupe Danone	DUB	1.000%	03/20/2016	0.714%	$	2,000	27	32	(5)
Groupe Danone	JPM	1.000%	12/20/2015	0.678%	EUR	14,200	293	269	24
Illinois State General Obligation Bonds, Series 2006	DUB	2.770%	03/20/2021	2.391%	$	3,100	82	0	82
Illinois State General Obligation Bonds, Series 2006	DUB	2.820%	03/20/2021	2.391%		1,200	36	0	36
Illinois State General Obligation Bonds, Series 2006	MSC	2.780%	03/20/2021	2.391%		1,200	33	0	33
Indonesia Government International Bond	MSC	1.000%	09/20/2015	1.216%		5,000	(45)	(120)	75
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	10,000	18	0	18
Intelsat Ltd.	JPM	2.500%	09/20/2011	0.716%	$	9,000	84	30	54
Japan Government International Bond	GSC	1.000%	03/20/2015	0.809%		21,900	168	467	(299)
Japan Government International Bond	GSC	1.000%	09/20/2015	0.887%		2,400	12	35	(23)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.928%		700	3	16	(13)
Japan Government International Bond	GSC	1.000%	03/20/2016	0.965%		18,700	36	48	(12)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.928%		300	1	7	(6)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		5,600	11	(6)	17
Japan Government International Bond	MSC	1.000%	12/20/2015	0.928%		3,700	13	82	(69)
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%		800	2	(10)	12
Japan Government International Bond	RBS	1.000%	12/20/2015	0.928%		2,000	7	45	(38)
Japan Government International Bond	RBS	1.000%	03/20/2016	0.965%		900	2	(10)	12
Lincoln National Corp.	BOA	1.000%	03/20/2016	1.460%		3,200	(68)	(106)	38
Lincoln National Corp.	DUB	1.000%	03/20/2016	1.460%		5,000	(105)	(169)	64
MetLife, Inc.	BNP	1.000%	06/20/2015	1.300%		1,600	(19)	(167)	148
MetLife, Inc.	DUB	2.073%	03/20/2013	0.634%		1,000	29	0	29
MetLife, Inc.	DUB	5.000%	06/20/2014	0.983%		9,000	1,152	(90)	1,242
MetLife, Inc.	DUB	5.000%	09/20/2014	1.081%		5,000	670	463	207
MetLife, Inc.	DUB	1.000%	03/20/2015	1.236%		10,000	(86)	(490)	404
MetLife, Inc.	DUB	5.000%	09/20/2019	1.752%		9,200	2,107	1,118	989
MetLife, Inc.	GSC	1.000%	12/20/2014	1.164%		10,000	(56)	(560)	504
MetLife, Inc.	GSC	1.000%	09/20/2015	1.370%		10,000	(153)	(549)	396
MetLife, Inc.	JPM	5.000%	06/20/2014	0.983%		6,000	768	(36)	804
MetLife, Inc.	JPM	5.000%	09/20/2014	1.081%		15,000	2,007	1,353	654
MetLife, Inc.	MSC	1.000%	06/20/2016	1.538%		3,000	(77)	(94)	17
MetLife, Inc.	UBS	1.000%	03/20/2015	1.236%		850	(7)	(24)	17
Mexico Government International Bond	BCLY	1.000%	09/20/2011	0.347%		20,500	71	29	42
Mexico Government International Bond	BCLY	1.000%	09/20/2015	0.956%		9,800	21	(71)	92
Mexico Government International Bond	BCLY	1.000%	12/20/2015	0.991%		8,850	6	(59)	65
Mexico Government International Bond	HSBC	1.690%	09/20/2014	0.825%		15,800	471	0	471
Mexico Government International Bond	HSBC	1.000%	03/20/2016	1.021%		14,900	(10)	(49)	39
Mexico Government International Bond	MSC	1.000%	09/20/2015	0.956%		3,600	8	(28)	36
Mexico Government International Bond	MSC	1.000%	03/20/2016	1.021%		13,200	(9)	(62)	53
Mexico Government International Bond	UBS	1.000%	09/20/2015	0.956%		9,800	21	(85)	106
Morgan Stanley	CITI	1.000%	06/20/2011	0.290%		16,500	32	10	22
National Bank of Abu Dhabi PJSC	BCLY	1.000%	03/20/2012	0.795%		3,100	7	9	(2)
National Bank of Abu Dhabi PJSC	GSC	1.000%	03/20/2012	0.795%		4,400	10	5	5
New Jersey State General Obligation Bonds, Series 2001	DUB	2.000%	03/20/2021	1.562%		5,100	167	0	167
New Jersey State General Obligation Bonds, Series 2001	GSC	1.970%	03/20/2021	1.562%		5,000	153	0	153
New Jersey State General Obligation Bonds, Series 2001	MSC	2.000%	03/20/2021	1.562%		1,400	46	0	46
New York State General Obligation Bonds, Series 2005	BOA	1.850%	03/20/2021	1.343%		1,100	38	0	38
Pacific Gas & Electric Co.	BCLY	3.650%	03/20/2014	0.817%		8,000	670	0	670
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.425%		17,100	77	94	(17)
Petrobras International Finance Co.	DUB	1.000%	03/20/2012	0.620%		3,800	15	7	8
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		25,000	90	(292)	382
Petrobras International Finance Co.	HSBC	1.000%	12/20/2012	0.833%		11,000	35	0	35
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.285%		5,000	(59)	(143)	84
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	0.776%		3,600	13	(23)	36
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.285%		5,700	(68)	(182)	114
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.542%		2,600	54	(12)	66
Potash Corp. of Saskatchewan, Inc.	CSFB	1.000%	12/20/2015	0.542%		1,500	32	(11)	43
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.542%		13,500	284	(17)	301
Prudential Financial, Inc.	DUB	1.000%	03/20/2016	1.341%		1,000	(15)	(19)	4
Prudential Financial, Inc.	GSC	1.000%	03/20/2016	1.341%		25,000	(388)	(633)	245
Prudential Financial, Inc.	JPM	1.000%	12/20/2012	0.567%		13,000	101	65	36
Prudential Financial, Inc.	UBS	1.000%	12/20/2011	0.371%		3,900	19	9	10
Qatar Government International Bond	CSFB	1.000%	03/20/2016	1.085%		400	(1)	0	(1)
Qatar Government International Bond	DUB	1.000%	03/20/2016	1.085%		1,000	(4)	(8)	4
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		3,500	(13)	(26)	13
Qatar Government International Bond	HSBC	1.000%	06/20/2016	1.106%		1,000	(5)	(7)	2
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		4,000	(14)	(8)	(6)
Qatar Government International Bond	RBS	1.000%	03/20/2016	1.085%		500	(1)	0	(1)
Republic of Italy Government Bond	BNP	1.000%	12/20/2015	1.425%		2,900	(54)	(103)	49
Republic of Italy Government Bond	RBS	1.000%	12/20/2015	1.425%		4,700	(87)	(164)	77

See Accompanying Notes	Annual Report	March 31, 2011	247

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Rio Tinto Finance USA Ltd.	JPM	1.000%	09/20/2015	0.782%	$	3,800	$36	$(15)	$51
Rogers Communications, Inc.	JPM	1.000%	12/20/2015	0.798%		22,900	215	82	133
Russia Government International Bond	BCLY	1.000%	12/20/2011	0.294%		19,900	109	88	21
Russia Government International Bond	CITI	1.000%	03/20/2016	1.246%		12,700	(143)	(137)	(6)
Russia Government International Bond	HSBC	1.000%	09/20/2011	0.294%		12,900	48	24	24
Russia Government International Bond	HSBC	1.000%	03/20/2016	1.246%		3,400	(38)	(46)	8
Russia Government International Bond	JPM	1.000%	09/20/2011	0.294%		8,600	32	18	14
Russia Government International Bond	RBS	1.000%	03/20/2016	1.246%		10,000	(112)	(103)	(9)
Russia Government International Bond	UBS	1.000%	06/20/2015	1.112%		5,000	(21)	(76)	55
RZD Capital Ltd.	MSC	1.000%	03/20/2016	1.953%		600	(26)	(31)	5
RZD Capital Ltd.	RBS	1.000%	03/20/2016	1.953%		900	(39)	(47)	8
Shell International Finance BV	BOA	1.000%	03/20/2016	0.575%	EUR	3,800	108	103	5
Shell International Finance BV	GSC	1.000%	03/20/2016	0.585%	$	3,200	64	66	(2)
Shell International Finance BV	JPM	1.000%	03/20/2016	0.585%		16,300	327	313	14
Shell International Finance BV	SOG	1.000%	03/20/2016	0.575%	EUR	1,600	46	44	2
Shell International Finance BV	UBS	1.000%	03/20/2016	0.575%		3,500	100	96	4
SLM Corp.	BOA	5.000%	06/20/2011	0.427%	$	4,000	47	(190)	237
SLM Corp.	BOA	5.000%	09/20/2011	0.427%		21,700	509	(1,487)	1,996
SLM Corp.	CITI	5.000%	09/20/2011	0.427%		8,000	188	(360)	548
SLM Corp.	JPM	5.000%	09/20/2011	0.427%		8,000	188	(960)	1,148
SLM Corp.	MSC	5.000%	09/20/2011	0.427%		3,000	70	(180)	250
South Korea Government Bond	BCLY	1.000%	09/20/2011	0.361%		13,400	46	48	(2)
South Korea Government Bond	BCLY	0.960%	12/20/2014	0.773%		400	3	0	3
South Korea Government Bond	BCLY	1.000%	09/20/2015	0.879%		3,600	20	(22)	42
South Korea Government Bond	BCLY	1.000%	12/20/2015	0.920%		8,600	34	97	(63)
South Korea Government Bond	BOA	1.000%	12/20/2015	0.920%		1,400	5	3	2
South Korea Government Bond	CSFB	1.000%	03/20/2016	0.956%		5,000	12	(2)	14
South Korea Government Bond	JPM	1.000%	09/20/2015	0.879%		2,400	13	(10)	23
South Korea Government Bond	JPM	1.000%	12/20/2015	0.920%		12,800	50	(9)	59
South Korea Government Bond	RBS	1.000%	06/20/2015	0.834%		10,000	70	101	(31)
South Korea Government Bond	UBS	1.000%	09/20/2011	0.361%		5,800	20	21	(1)
South Korea Government Bond	UBS	1.000%	09/20/2015	0.879%		10,500	58	(35)	93
South Korea Government Bond	UBS	1.000%	12/20/2015	0.920%		9,000	35	78	(43)
Spain Government International Bond	BNP	1.000%	03/20/2016	2.308%		3,400	(197)	(210)	13
Spain Government International Bond	DUB	1.000%	03/20/2016	2.308%		4,100	(238)	(251)	13
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		12,500	(724)	(769)	45
Spain Government International Bond	HSBC	1.000%	03/20/2016	2.308%		6,000	(348)	(365)	17
Spain Government International Bond	JPM	1.000%	03/20/2016	2.308%		1,000	(58)	(62)	4
Teck Resources Ltd.	BCLY	1.000%	03/20/2016	1.112%		1,000	(5)	(2)	(3)
Teck Resources Ltd.	CITI	1.000%	12/20/2015	1.063%		2,200	(6)	(31)	25
Teck Resources Ltd.	MSC	1.000%	03/20/2021	1.572%		10,000	(454)	(521)	67
Teck Resources Ltd.	UBS	1.000%	03/20/2016	1.112%		3,000	(15)	(10)	(5)
Telefonica Emisiones S.A.U.	CITI	1.000%	09/20/2011	0.299%		12,000	44	(38)	82
Telefonica Emisiones S.A.U.	DUB	1.000%	12/20/2015	1.281%		3,000	(36)	(69)	33
Tesco PLC	HSBC	1.000%	03/20/2016	0.809%		3,900	37	50	(13)
Time Warner Cable, Inc.	BCLY	1.000%	12/20/2015	1.096%		4,000	(16)	(39)	23
Time Warner Cable, Inc.	UBS	1.000%	12/20/2015	1.096%		15,000	(60)	(88)	28
TNK-BP Finance S.A.	HSBC	1.000%	03/20/2012	0.750%		7,900	(9)	(14)	5
Toyota Motor Corp.	BCLY	1.000%	03/20/2015	0.670%		4,500	58	21	37
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.670%		18,000	235	24	211
Toyota Motor Credit Corp.	HSBC	1.000%	06/20/2016	1.150%		5,000	(36)	(36)	0
Transocean, Inc.	CSFB	5.000%	03/20/2012	0.308%		1,600	76	5	71
Transocean, Inc.	DUB	5.000%	03/20/2012	0.308%		2,800	133	11	122
United Kingdom Gilt	CSFB	1.000%	03/20/2016	0.538%		8,200	183	158	25
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%		10,000	223	128	95
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		4,500	100	104	(4)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		16,800	379	248	131
United Kingdom Gilt	UBS	1.000%	12/20/2015	0.512%		5,000	113	94	19
Vale Overseas Ltd.	MSC	0.700%	12/20/2011	0.425%		500	2	0	2
Volkswagen International Finance NV	BCLY	1.000%	03/20/2016	0.800%	EUR	10,000	135	63	72
Volkswagen International Finance NV	CITI	1.000%	09/20/2015	0.743%	$	9,400	106	(27)	133
Volkswagen International Finance NV	DUB	1.000%	09/20/2015	0.743%		4,480	50	(60)	110
Xstrata Finance Canada Ltd.	BCLY	1.000%	03/20/2016	1.296%	EUR	5,000	(94)	(130)	36
Xstrata Finance Canada Ltd.	BCLY	1.000%	03/20/2016	1.290%	$	5,000	(66)	(49)	(17)
Xstrata Finance Canada Ltd.	BOA	1.000%	03/20/2016	1.296%	EUR	10,000	(189)	(212)	23
Xstrata Finance Canada Ltd.	CSFB	1.000%	03/20/2016	1.290%	$	24,500	(324)	(233)	(91)
Xstrata Finance Canada Ltd.	GSC	1.000%	03/20/2016	1.296%	EUR	6,700	(126)	(133)	7

							$23,558	$(14,092)	$37,650

248	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
MCDX-15 5-Year Index	CITI	1.000%	12/20/2015	$	2,000	$(40)	$(78)	$38

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	310,000	$954	$1,492	$(538)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		900	6	1	5
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		93,000	609	112	497
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		200,000	1,261	300	961
Pay	1-Year BRL-CDI	11.140%	01/02/2012	BCLY		157,000	1,664	837	827
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC		250,000	2,649	499	2,150
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		84,000	777	353	424
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		64,000	593	260	333
Pay	1-Year BRL-CDI	11.360%	01/02/2012	JPM		73,900	648	273	375
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		87,400	1,498	(33)	1,531
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		200,000	3,554	0	3,554
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BCLY	$	2,700	41	106	(65)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	GSC		1,800	28	62	(34)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		145,500	2,213	4,943	(2,730)
Receive	6-Month EUR-EURIBOR	3.000%	09/21/2016	BCLY	EUR	134,000	2,746	2,225	521
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	CSFB	JPY	1,020,000	529	341	188
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC	MXN	5,800	21	9	12

							$19,791	$11,780	$8,011

(i)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	397	$173	$(218)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	397	185	(93)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	858	679	(649)

				$1,037	$(960)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	19,800	$139	$(17)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	45,000	$138	$(78)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		65,000	213	(66)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		25,000	78	(44)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		25,000	79	(25)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	06/15/2011		75,000	240	(53)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		20,000	56	(35)
Put - OTC iTraxx Europe 14 5-Year Index	BNP	Sell	1.500%	09/21/2011	EUR	200,500	1,180	(838)

							$1,984	$(1,139)

See Accompanying Notes	Annual Report	March 31, 2011	249

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$40,300	$ 213	$(338)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	29,000	147	(243)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	147,200	1,642	(2,602)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	83,900	911	(1,480)

					$ 2,913	$(4,663)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$27,900	$240	$(155)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	21,200	273	(130)

						$513	$(285)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	47	$1,451,900	EUR	927,200	$13,773
Sales	8,912	3,429,400		692,600	27,176
Closing Buys	(7,180)	(3,288,700)		(1,399,500)	(30,708)
Expirations	0	(119,000)		0	(554)
Exercised	(127)	(869,100)		0	(3,101)

Balance at 03/31/2011	1,652	$604,500	EUR	220,300	$6,586

(j)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	56,983	04/2011	RBS	$3,045	$0	$3,045
Buy	BRL	2,488	04/2011	BCLY	57	0	57
Sell		2,488	04/2011	CITI	0	(35)	(35)
Buy		18,547	06/2011	BCLY	222	0	222
Buy		2,488	06/2011	CITI	37	0	37
Buy		42,230	06/2011	HSBC	552	0	552
Buy		4,053	06/2011	UBS	52	0	52
Buy	CAD	106,432	06/2011	BNP	688	0	688
Buy	CLP	27,495	06/2011	DUB	1	0	1
Sell		27,495	06/2011	DUB	0	0	0
Buy	CNY	78,906	06/2011	BCLY	332	0	332
Buy		140,150	06/2011	DUB	218	0	218
Buy		156,609	06/2011	JPM	613	0	613
Buy		44,214	09/2011	JPM	19	0	19
Buy		8,413	11/2011	BCLY	0	(8)	(8)
Buy		192,647	11/2011	BOA	804	0	804
Buy		50,604	11/2011	CITI	15	0	15
Buy		81,534	11/2011	DUB	344	0	344
Buy		139,482	11/2011	GSC	579	0	579
Buy		3,370	11/2011	HSBC	0	(4)	(4)
Buy		23,979	11/2011	JPM	0	(23)	(23)
Sell		92,356	11/2011	UBS	0	(8)	(8)
Buy		4,013	02/2012	BCLY	0	(4)	(4)
Sell		87,311	02/2012	DUB	0	(119)	(119)
Sell	EUR	6,174	04/2011	BCLY	0	(324)	(324)
Sell		2,944	04/2011	BNP	0	(182)	(182)
Sell		27,355	04/2011	BOA	0	(1,196)	(1,196)
Buy		2,056	04/2011	CITI	96	0	96
Sell		31,223	04/2011	CITI	0	(2,096)	(2,096)
Buy		6,921	04/2011	CSFB	0	(16)	(16)
Buy		7,836	04/2011	DUB	128	0	128
Sell		24,969	04/2011	JPM	0	(1,551)	(1,551)
Sell		117,954	04/2011	MSC	0	(8,505)	(8,505)
Sell		58,977	04/2011	RBC	0	(4,378)	(4,378)
Buy		1,232	04/2011	RBS	62	0	62
Sell		29,646	04/2011	RBS	0	(1,149)	(1,149)

250	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	3,720	04/2011	UBS	$9	$0	$9
Sell	GBP	29,276	06/2011	CITI	33	0	33
Sell		29,276	06/2011	CSFB	48	0	48
Sell		2,182	06/2011	JPM	3	0	3
Sell	IDR	37,313,050	07/2011	BCLY	0	(243)	(243)
Buy		54,420,650	07/2011	CITI	364	0	364
Sell		135,782,700	07/2011	CITI	0	(273)	(273)
Buy		113,167,100	07/2011	HSBC	834	0	834
Buy		5,508,000	07/2011	JPM	28	0	28
Buy	INR	18,296	05/2011	BCLY	9	0	9
Buy		232,000	08/2011	DUB	137	0	137
Sell		1,965,256	08/2011	DUB	0	(663)	(663)
Buy		598,700	08/2011	HSBC	314	0	314
Buy		199,114	08/2011	JPM	103	0	103
Buy		914,308	08/2011	RBS	419	0	419
Buy		1,351,695	08/2011	UBS	613	0	613
Sell	JPY	2,456,523	04/2011	BCLY	549	0	549
Sell		27,615	04/2011	BNP	9	0	9
Buy		100,330	04/2011	BOA	0	(20)	(20)
Sell		1,607,775	04/2011	RBS	0	(23)	(23)
Buy	KRW	1,937,600	05/2011	BCLY	38	0	38
Buy		18,891,900	05/2011	CITI	391	0	391
Buy		1,561,408	05/2011	GSC	45	0	45
Buy		3,656,000	05/2011	HSBC	70	0	70
Buy		54,933,824	05/2011	JPM	2,430	0	2,430
Buy		7,330,000	05/2011	RBS	192	0	192
Buy	MXN	1,691	07/2011	CITI	3	0	3
Buy		1,054,902	07/2011	HSBC	1,628	0	1,628
Buy	NOK	247,343	05/2011	BCLY	1,715	0	1,715
Buy	PHP	50,000	06/2011	BOA	0	(7)	(7)
Buy		801,640	06/2011	CITI	145	(38)	107
Buy		182,972	06/2011	DUB	47	0	47
Buy		137,462	06/2011	HSBC	30	0	30
Buy		187,966	06/2011	JPM	48	0	48
Buy		563,456	06/2011	MSC	193	0	193
Buy		120,517	06/2011	RBS	0	(25)	(25)
Buy	RUB	571,400	07/2011	CITI	0	(39)	(39)
Buy		268,305	07/2011	HSBC	73	0	73
Buy	SGD	9,057	06/2011	BOA	106	0	106
Buy		12,693	06/2011	DUB	316	0	316
Buy		7,200	09/2011	BCLY	83	0	83
Buy		16,600	09/2011	CITI	194	0	194
Buy		8,000	09/2011	DUB	77	0	77
Buy		20,555	09/2011	JPM	212	0	212
Buy		16,900	09/2011	RBS	200	0	200
Buy	TWD	570	04/2011	BCLY	0	0	0
Sell		570	04/2011	BCLY	0	0	0
Buy		570	04/2011	DUB	0	0	0
Sell		569	04/2011	DUB	0	0	0
Buy		569	01/2012	BCLY	0	0	0
Sell	ZAR	152	07/2011	BCLY	0	(1)	(1)
Buy		152	07/2011	JPM	0	0	0

					$19,572	$(20,930)	$(1,358)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$3,004	$136,069	$4,167	$143,240
Corporate Bonds & Notes
Banking & Finance	0	2,467,541	8,099	2,475,640
Industrials	16,912	1,735,220	177,367	1,929,499
Utilities	0	379,993	1,111	381,104
Convertible Bonds & Notes
Industrials	0	14,798	0	14,798
Municipal Bonds & Notes
California	0	53,980	0	53,980
Colorado	0	7,678	0	7,678

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Florida	$0	$1,890	$0	$1,890
Louisiana	0	3,038	0	3,038
New York	0	10,350	0	10,350
Ohio	0	2,583	0	2,583
Texas	0	38,761	0	38,761
Washington	0	2,054	0	2,054
U.S. Treasury Obligations	0	188,509	0	188,509
Mortgage-Backed Securities	0	44,628	0	44,628
Asset-Backed Securities	0	21,187	22,091	43,278
Sovereign Issues	0	30,956	0	30,956

See Accompanying Notes	Annual Report	March 31, 2011	251

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Convertible Preferred Securities
Banking & Finance	$20,422	$0	$0	$20,422
Preferred Securities
Banking & Finance	1,771	14,601	0	16,372
Short-Term Instruments
Certificates of Deposit	0	48,830	0	48,830
Repurchase Agreements	0	57,821	0	57,821
Short-Term Notes	0	7,840	0	7,840
U.S. Treasury Bills	0	31,944	0	31,944
PIMCO Short-Term Floating NAV Portfolio	329,793	0	0	329,793
	$371,902	$5,300,271	$212,835	$5,885,008

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	39,810	18	39,828
Foreign Exchange Contracts	0	19,572	0	19,572
Interest Rate Contracts	3,360	11,378	0	14,738
	$3,360	$70,760	$18	$74,138

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(4,313)	0	(4,313)
Foreign Exchange Contracts	0	(20,930)	0	(20,930)
Interest Rate Contracts	(3,140)	(4,344)	(4,948)	(12,432)
	$(3,140)	$(29,587)	$(4,948)	$(37,675)

Totals	$372,122	$5,341,444	$207,905	$5,921,471

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Bank Loan Obligations	$0	$4,200	$0	$0	$0	$(33)	$0	$0	$4,167	$(33)
Corporate Bonds & Notes
Banking & Finance	0	8,040	0	0	0	(2)	61	0	8,099	(2)
Industrials	0	12,093	0	(1)	0	(299)	165,574	0	177,367	(299)
Utilities	0	1,093	0	(4)	0	22	0	0	1,111	22
Asset-Backed Securities	0	22,619	(152)	(25)	1	(351)	0	0	22,092	(351)

	$0	$48,045	$(152)	$(30)	$1	$(663)	$165,635	$0	$212,836	$(663)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0	$0	$18	$0	$0	$18	$18

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(912)	0	0	0	2,014	(1,102)	0	0	0	0
Interest Rate Contracts	(253)	0	(3,187)	0	60	(1,569)	0	0	(4,949)	(1,532)

	$(1,165)	$0	$(3,187)	$0	$2,074	$(2,671)	$0	$0	$(4,949)	$(1,532)

Totals	$(1,165)	$48,045	$(3,339)	$(30)	$2,075	$(3,316)	$165,635	$0	$207,905	$(2,177)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may Include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivables (2)	$0	$0	$0	$0	$1,808	$1,808
Unrealized appreciation on foreign currency contracts	0	0	0	19,572	0	19,572
Unrealized appreciation on swap agreements	0	39,828	0	0	11,378	51,206

	$0	$39,828	$0	$19,572	$13,186	$72,586

252	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Liabilities:
Written options outstanding	$0	$1,139	$0	$0	$5,925	$7,064
Variation margin payable (2)	0	0	0	0	112	112
Unrealized depreciation on foreign currency contracts	0	0	0	20,930	0	20,930
Unrealized depreciation on swap agreements	0	3,174	0	0	3,367	6,541

	$0	$4,313	$0	$20,930	$9,404	$34,647

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(29)	$(29)
Net realized gain on futures contracts, written options and swaps	0	48,433	0	494	30,930	79,857
Net realized gain on foreign currency transactions	0	0	0	7,619	0	7,619

	$0	$48,433	$0	$8,113	$30,901	$87,447

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$15	$15
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	3,145	0	(51)	(22,985)	(19,891)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,677)	0	(9,677)

	$0	$3,145	$0	$(9,728)	$(22,970)	$(29,553)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $220 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$10,486	$(9,730)	$756
BNP	(2)	390	388
BOA	3,882	(4,100)	(218)
CITI	824	(920)	(96)
CSFB	683	(560)	123
DUB	7,332	(7,430)	(98)
GSC	6,762	(6,691)	71
HSBC	5,812	(5,280)	532
JPM	9,508	(9,020)	488
MSC	(13,476)	12,097	(1,379)
RBC	(4,378)	3,769	(609)
RBS	3,226	(2,920)	306
SOG	46	0	46
UBS	1,496	(1,300)	196

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	253

Schedule of Investments PIMCO Long-Term U.S. Government Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 6.0%

BANKING & FINANCE 4.9%

Bank of America Corp.
0.563% due 10/14/2016	$5,000	$4,675
0.810% due 09/11/2012	13,305	13,286

Goldman Sachs Group, Inc.
0.490% due 02/06/2012	5,100	5,099

HSBC Finance Corp.
0.553% due 01/15/2014	5,000	4,930
0.740% due 06/01/2016	3,000	2,881

International Lease Finance Corp.
5.250% due 01/10/2013	2,900	2,951

Morgan Stanley
0.783% due 10/15/2015	3,000	2,883

U.S. Trade Funding Corp.
4.260% due 11/15/2014	3,155	3,300

		40,005

INDUSTRIALS 1.1%

Cal Dive I- Title XI, Inc.
4.930% due 02/01/2027	3,253	3,349

Gannett Co., Inc.
5.750% due 06/01/2011	2,200	2,206

Loews Corp.
5.250% due 03/15/2016	3,000	3,246

		8,801

Total Corporate Bonds & Notes (Cost $48,194)		48,806

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 1.1%

Anaheim, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 02/01/2039	5,345	4,744

Los Angeles, California Community College District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 08/01/2027	2,300	2,313

Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	2,000	1,860

		8,917

CONNECTICUT 0.1%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	600	617

NEW YORK 0.6%

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	4,200	4,037

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	692

		4,729

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,350	168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	$100	$103

Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	355	366

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	100	95

		564

Total Municipal Bonds & Notes (Cost $15,622)		14,995

U.S. GOVERNMENT AGENCIES 28.7%

Fannie Mae
0.000% due 06/01/2017	3,000	2,447
0.310% due 07/25/2037	978	962
0.454% due 03/18/2031	515	513
0.700% due 10/25/2030	10	10
0.850% due 10/25/2017	134	134
1.150% due 04/25/2032	116	118
1.331% due 03/25/2022	95	96
1.518% due 06/01/2043 - 03/01/2044	1,251	1,261
2.250% due 10/01/2024	61	62
2.470% due 08/01/2026	15	16
2.490% due 11/01/2023	152	161
2.597% due 02/01/2028	14	15
2.628% due 05/01/2025	15	15
2.782% due 12/01/2027	59	63
2.810% due 11/01/2034	295	310
2.825% due 07/01/2035	295	310
3.000% due 10/01/2024	1	1
3.717% due 04/01/2028	66	69
4.250% due 04/25/2037	380	357
4.500% due 10/25/2023 - 06/25/2025	5,987	6,145
5.000% due 08/25/2033 - 08/25/2036	10,706	11,203
5.375% due 04/11/2022	11,900	12,408
5.380% due 07/01/2033	2,280	2,396
5.500% due 11/25/2033 - 08/25/2035	9,482	10,468
5.625% due 04/17/2028	200	225
6.000% due 05/17/2027	715	784
6.250% due 12/25/2013	2	2
6.500% due 02/01/2022 - 08/01/2037	5,725	6,367
6.750% due 06/25/2032	6,957	7,430
6.900% due 05/25/2023	129	143
6.950% due 07/25/2020	35	39
7.000% due 12/25/2022 - 03/01/2038	4,394	4,961
7.800% due 10/25/2022	23	27
9.000% due 08/01/2021 - 11/01/2030	66	77

Farmer Mac
7.440% due 07/25/2011	940	933

Federal Farm Credit Bank
5.050% due 03/28/2019	1,000	1,120
5.125% due 07/09/2029	675	695
5.150% due 03/25/2020	1,000	1,108
5.750% due 12/07/2028	500	564

Federal Housing Administration
6.896% due 07/01/2020	958	943
7.000% due 11/25/2019	124	122
7.430% due 11/01/2019 - 06/01/2024	428	423

Financing Corp.
0.000% due 09/26/2019	2,500	1,839

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.655% due 01/15/2033	$268	$268
0.755% due 04/15/2029 - 12/15/2032	318	319
0.805% due 06/15/2031	125	125
1.312% due 09/15/2021	43	43
1.513% due 10/25/2044	6,143	6,061
1.718% due 07/25/2044	1,649	1,637
2.230% due 10/25/2023	70	70
2.375% due 05/01/2022	5	5
2.387% due 01/01/2028	106	111
2.396% due 01/01/2028	21	22
2.494% due 02/01/2028	58	59
2.506% due 10/01/2026	23	23
2.575% due 09/01/2027	34	35
2.581% due 06/01/2022	4	4
2.604% due 12/01/2024	47	49
4.000% due 09/15/2030	31	32
4.500% due 02/15/2035 - 07/15/2035	13,528	13,433
5.000% due 07/15/2014 - 07/15/2033	7,111	7,656
5.500% due 12/15/2021 - 06/15/2035	5,189	5,537
5.625% due 11/23/2035	19,400	20,016
6.000% due 05/15/2028 - 05/15/2036	12,231	13,268
6.250% due 09/15/2023	2,004	2,032
6.500% due 08/01/2022 - 10/25/2043	1,705	1,882
7.000% due 07/15/2012 - 01/15/2024	476	521

Ginnie Mae
1.204% due 03/20/2031	736	740
2.125% due 11/20/2021 - 11/20/2027	213	220
2.500% due 12/20/2020	6	7
2.625% due 09/20/2017 - 09/20/2026	300	309
3.000% due 12/20/2017 - 08/20/2018	52	54
3.375% due 02/20/2017 - 05/20/2030	971	1,011
3.500% due 03/20/2021 - 05/20/2032	261	271
6.000% due 08/20/2033	3,169	3,460
6.500% due 08/20/2034 - 09/20/2034	50	56
7.000% due 03/16/2029	578	644

Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	19,158	11,827
5.500% due 12/04/2023 - 09/18/2033	3,300	3,650

NCUA Guaranteed Notes
0.629% due 11/06/2017	2,795	2,796

Overseas Private Investment Corp.
4.736% due 03/15/2022	3,574	3,649

Private Export Funding Corp.
5.000% due 12/15/2016	7,200	8,039

Residual Funding Corp. Principal Strip
0.000% due 10/15/2019 - 07/15/2020	1,000	725

Resolution Funding Corp. Interest Strip
0.000% due 10/15/2028 - 04/15/2029	12,439	5,306

Small Business Administration
5.240% due 08/01/2023	3,651	3,849

Tennessee Valley Authority
4.625% due 09/15/2060	5,000	4,652
4.875% due 01/15/2048	11,700	11,519
5.250% due 09/15/2039	6,100	6,419

254	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.375% due 04/01/2056	$12,800	$	13,639
5.880% due 04/01/2036	2,100		2,413

Total U.S. Government Agencies (Cost $222,974)			235,805

U.S. TREASURY OBLIGATIONS 70.1%

Treasury Inflation Protected Securities (a)
2.375% due 01/15/2025	526		591
2.375% due 01/15/2027	1,474		1,642
2.500% due 01/15/2029	3,360		3,810
3.375% due 04/15/2032	6,078		7,835
3.625% due 04/15/2028	2,042		2,636
3.875% due 04/15/2029	1,072		1,435

U.S. Treasury Bonds
4.375% due 11/15/2039	37,700		36,858
5.250% due 11/15/2028	2		2
5.375% due 02/15/2031	71,500		81,700
5.500% due 08/15/2028 (e)	215,600		249,490
6.125% due 11/15/2027	11,800		14,566
6.250% due 08/15/2023	14,000		17,369
8.000% due 11/15/2021	20,600		28,737

U.S. Treasury Strips
0.000% due 11/15/2024	2,100		1,167
0.000% due 08/15/2027	54,400		26,240
0.000% due 11/15/2027 (c)(f)	23,600		11,217
0.000% due 05/15/2028	43,300		19,670
0.000% due 05/15/2032	23,800		8,766
0.000% due 08/15/2032	22,500		8,173
0.000% due 11/15/2032	21,400		7,685
0.000% due 02/15/2033	20,400		7,216
0.000% due 05/15/2033	41,600		14,564
0.000% due 05/15/2034	800		266
0.000% due 11/15/2034	2,300		745
0.000% due 05/15/2037	2,400		683
0.000% due 02/15/2038	7,400		2,080
0.000% due 05/15/2038	35,400		9,815
0.000% due 08/15/2039	28,200		7,313
0.000% due 11/15/2039	18,499		4,731

Total U.S. Treasury Obligations (Cost $590,749)			577,002

MORTGAGE-BACKED SECURITIES 8.4%

American Home Mortgage Investment Trust
2.090% due 09/25/2035	975		963

Banc of America Commercial Mortgage, Inc.
4.589% due 07/10/2043	334		345
5.451% due 01/15/2049	372		391
5.706% due 02/10/2051	551		588

Banc of America Funding Corp.
2.796% due 02/20/2036	2,713		2,606

Bear Stearns Adjustable Rate Mortgage Trust
2.770% due 02/25/2033	33		30
2.859% due 01/25/2034	217		219
2.860% due 10/25/2035	2,200		2,073
2.864% due 02/25/2034	627		565
5.434% due 04/25/2033	147		147

Bear Stearns Alt-A Trust
2.987% due 09/25/2035	1,171		916

Bear Stearns Commercial Mortgage Securities
5.694% due 06/11/2050	1,120		1,198
5.718% due 06/11/2040	963		1,020
5.746% due 09/11/2042	771		829

Bear Stearns Mortgage Securities, Inc.
3.576% due 06/25/2030	7		7

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	241		246
5.886% due 11/15/2044	406		439

Commercial Mortgage Pass-Through Certificates
5.815% due 12/10/2049	513		557

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.430% due 05/25/2047	$1,309	$770
0.460% due 05/25/2035	1,111	748
5.500% due 10/25/2033	7,546	7,607

Countrywide Home Loan Mortgage Pass-Through Trust
0.540% due 04/25/2035	371	251
0.570% due 03/25/2035	1,934	1,214
0.590% due 06/25/2035	1,320	1,124
6.000% due 10/25/2034	6,129	6,214

Credit Suisse First Boston Mortgage Securities Corp.
2.495% due 07/25/2033	688	666
6.500% due 04/25/2033	7	7

First Horizon Asset Securities, Inc.
2.708% due 12/25/2033	559	555

First Republic Mortgage Loan Trust
0.730% due 06/25/2030	124	122

GMAC Mortgage Corp. Loan Trust
3.025% due 06/25/2034	723	641

Greenwich Capital Commercial Funding Corp.
4.619% due 08/10/2042	320	330
5.381% due 03/10/2039	598	611

GS Mortgage Securities Corp. II
1.142% due 03/06/2020	891	892

GSR Mortgage Loan Trust
6.000% due 03/25/2032	1	1

Harborview Mortgage Loan Trust
0.474% due 05/19/2035	897	617
0.494% due 03/19/2036	1,032	653
2.884% due 07/19/2035	1,226	1,065

Impac CMB Trust
0.500% due 10/25/2035	4,943	3,228
5.410% due 09/25/2034	2,076	2,082

JPMorgan Chase Commercial Mortgage Securities Corp.
5.721% due 02/12/2049	804	855
5.738% due 02/12/2049	2,708	2,900
5.794% due 02/12/2051	574	618
5.882% due 02/15/2051	206	221

JPMorgan Mortgage Trust
2.967% due 07/25/2035	880	891

MASTR Asset Securitization Trust
5.500% due 09/25/2033	312	329

Merrill Lynch Floating Trust
0.797% due 07/09/2021	1,500	1,427

Morgan Stanley Capital I
0.315% due 10/15/2020	592	569

Nomura Asset Acceptance Corp.
2.605% due 10/25/2035	4,576	3,329

Residential Accredit Loans, Inc.
0.550% due 08/25/2035	853	529
0.650% due 01/25/2033	86	83
0.650% due 03/25/2033	287	263
6.000% due 06/25/2036	2,940	2,021

Sequoia Mortgage Trust
0.604% due 10/19/2026	59	52
0.604% due 07/20/2033	947	914
0.634% due 10/20/2027	31	29

Structured Adjustable Rate Mortgage Loan Trust
0.470% due 05/25/2037	2,845	1,857

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047	9	9
0.460% due 04/25/2036	2,573	1,708
0.470% due 05/25/2036	308	184
0.914% due 09/19/2032	37	33
1.094% due 10/19/2033	241	218

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Structured Asset Securities Corp.
2.364% due 01/25/2032	$3	$	2

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	663		657
5.090% due 07/15/2042	197		207

WaMu Mortgage Pass-Through Certificates
0.480% due 04/25/2045	697		606
0.509% due 11/25/2045	68		57
0.560% due 01/25/2045	1,283		1,089
1.122% due 12/25/2046	1,189		874
1.312% due 02/25/2046	1,907		1,516
1.514% due 05/25/2041	95		91
1.712% due 06/25/2042	62		53
1.712% due 08/25/2042	41		38
2.984% due 08/25/2046	742		564

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036	2,218		1,976

Total Mortgage-Backed Securities (Cost $77,776)			69,306

ASSET-BACKED SECURITIES 0.9%

Amortizing Residential Collateral Trust
0.520% due 06/25/2032	15		13
0.830% due 07/25/2032	23		21

Bear Stearns Asset-Backed Securities Trust
0.910% due 10/25/2032	155		140
1.250% due 11/25/2042	981		875

Carrington Mortgage Loan Trust
0.570% due 10/25/2035	358		338

CIT Group Home Equity Loan Trust
0.520% due 06/25/2033	30		26

Conseco Financial Corp.
7.200% due 04/15/2026	3		3

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036	49		42

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036	63		62

Ford Credit Auto Owner Trust
1.675% due 06/15/2012	1,248		1,251

GSRPM Mortgage Loan Trust
0.370% due 03/25/2035	44		43

Home Equity Mortgage Trust
0.430% due 05/25/2036	2,429		2,296

HSI Asset Securitization Corp. Trust
0.300% due 12/25/2036	24		24

L.A. Arena Funding LLC
7.656% due 12/15/2026	69		72

Massachusetts Educational Financing Authority
1.253% due 04/25/2038	1,038		1,034

SACO I, Inc.
1.010% due 11/25/2035	807		645

Soundview Home Equity Loan Trust
0.310% due 11/25/2036	233		83

Structured Asset Securities Corp.
0.300% due 10/25/2036	44		44

Washington Mutual Asset-Backed Certificates
0.310% due 10/25/2036	388		270

Total Asset-Backed Securities (Cost $7,974)			7,282

See Accompanying Notes	Annual Report	March 31, 2011	255

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.1%

REPURCHASE AGREEMENTS 0.6%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	$1,000	$	1,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $1,024. Repurchase proceeds are $1,000.)
0.140% due 04/01/2011	1,000		1,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $1,021. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	2,830		2,830
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $2,890. Repurchase proceeds are $2,830.)

			4,830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.170% due 09/15/2011 (d)	$280	$	280

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 1.5%
	1,233,656		12,359

Total Short-Term Instruments (Cost $17,469)			17,469

	MARKET VALUE (000S)
PURCHASED OPTIONS (h) 0.0%
(Cost $29)	$	87

Total Investments 118.1% (Cost $980,787)	$	970,752

Written Options (i) (0.1%) (Premiums $569)		(492)

Other Assets and Liabilities (Net) (18.0%)		(147,682)

Net Assets 100.0%	$	822,578

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Fund.
(c)	Securities with an aggregate market value of $281 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	Securities with an aggregate market value of $280 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $96,580 at a weighted average interest rate of 0.220%. On March 31, 2011, securities valued at $12,961 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $2,253 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2012	451	$(112)
90-Day Eurodollar March Futures	Long	03/2012	1,985	173
90-Day Eurodollar September Futures	Long	09/2011	49	3

				$64

(g)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Bank of America Corp.	MLP	(0.170%	)	12/20/2016	1.454%	$	5,000	$336	$0	$336
Gannett Co., Inc.	JPM	(0.330%	)	06/20/2011	0.448%		2,200	0	0	0
HSBC Finance Corp.	BNP	(0.165%	)	12/20/2013	0.318%		5,000	21	0	21
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	0.789%		3,000	84	0	84
International Lease Finance Corp.	GSC	(0.200%	)	03/20/2013	2.251%		2,900	114	0	114
Loews Corp.	JPM	(0.280%	)	03/20/2016	1.031%		3,000	105	0	105
Wells Fargo Bank N.A.	GSC	(0.140%	)	03/20/2015	0.720%		5,000	112	0	112

								$772	$0	$772

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

256	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(h)	Purchased options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	12,000	$29	$87

(i)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	256	$120	$(138)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	256	164	(50)

				$284	$(188)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	12,000	$68	$(163)

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$8,000	$66	$(45)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	16,800	151	(96)

						$217	$(141)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	360	$349,600	$2,514
Sales	592	104,400	763
Closing Buys	(400)	(321,000)	(2,292)
Expirations	0	0	0
Exercised	(40)	(96,200)	(416)

Balance at 03/31/2011	512	$36,800	$569

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$40,005	$0	$40,005
Industrials	0	8,801	0	8,801
Municipal Bonds & Notes
California	0	8,917	0	8,917
Connecticut	0	617	0	617
New York	0	4,729	0	4,729
Puerto Rico	0	168	0	168
Texas	0	564	0	564
U.S. Government Agencies	0	230,588	5,217	235,805
U.S. Treasury Obligations	0	577,002	0	577,002
Mortgage-Backed Securities	0	69,306	0	69,306
Asset-Backed Securities	0	7,282	0	7,282
Short-Term Instruments
Repurchase Agreements	0	4,830	0	4,830
U.S. Treasury Bills	0	280	0	280
PIMCO Short-Term Floating NAV Portfolio	12,359	0	0	12,359

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Purchased Options
Interest Rate Contracts	$0	$87	$0	$87
	$12,359	$953,176	$5,217	$970,752

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	772	0	772
Interest Rate Contracts	176	0	0	176
	$176	$772	$0	$948

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(112)	$(351)	$(141)	$(604)

Totals	$12,423	$953,597	$5,076	$971,096

See Accompanying Notes	Annual Report	March 31, 2011	257

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$4,425	$0	$(1,059)	$0	$0	$(65)	$0	$(3,301)	$0	$0
U.S. Government Agencies	3,501	3,103	(1,374)	126	(71)	(68)	0	0	5,217	(143)

	$7,926	$3,103	$(2,433)	$126	$(71)	$(133)	$0	$(3,301)	$5,217	$(143)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(66)	$0	$(151)	$0	$0	$76	$0	$0	$(141)	$76

Totals	$7,860	$3,103	$(2,584)	$126	$(71)	$(57)	$0	$(3,301)	$5,076	$(67)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$87	$87
Variation margin receivable (2)	0	0	0	0	298	298
Unrealized appreciation on swap agreements	0	772	0	0	0	772

	$0	$772	$0	$0	$385	$1,157

Liabilities:
Written options outstanding	$0	$0	$0	$0	$492	$492

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$687	$0	$0	$18,123	$18,810

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$58	$58
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	(1,073)	0	0	(11,011)	(12,084)

	$0	$(1,073)	$0	$0	$(10,953)	$(12,026)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $64 as reported in the Notes to Schedule of Investments.

258	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(l)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BNP	$21	$(270)	$(249)
CITI	(141)	281	140
GSC	150	(380)	(230)
JPM	189	(270)	(81)
MLP	336	(450)	(114)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	259

Schedule of Investments PIMCO Low Duration Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.4%

American General Finance Corp.
7.250% due 04/21/2015	$18,500	$18,552

CIT Group, Inc.
6.250% due 08/11/2015	71,766	72,849

Fidelity National Information Services, Inc.
5.250% due 07/18/2016	19,900	20,043

Ford Motor Co.
3.010% due 12/15/2013	28,354	28,373

Georgia-Pacific Corp.
2.307% due 12/20/2012	297	298
2.310% due 12/21/2012	32,743	32,769

Graham Packaging Co. LP
6.000% due 09/23/2016	16,915	17,074

HCA, Inc.
1.557% due 11/17/2012	25,750	25,623
2.557% due 11/14/2013	52,900	52,731

Novelis, Inc.
4.000% due 12/17/2016	22,543	22,635

SunGard Data Systems, Inc.
2.003% due 02/28/2014	9	8
2.009% due 02/28/2014	55	55

United Airlines, Inc.
3.000% due 02/01/2012	7,000	6,851

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011	4,000	3,968

West Corp.
2.678% due 10/24/2013	5	4
2.684% due 10/24/2013	3	3
2.832% due 10/24/2013	5	5

Total Bank Loan Obligations (Cost $299,115)		301,841

CORPORATE BONDS & NOTES 32.9%

BANKING & FINANCE 22.1%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	17,900	19,310

Ally Financial, Inc.
1.782% due 05/15/2011	1,465	1,467
1.832% due 05/15/2011	969	970
1.857% due 04/15/2011	2,217	2,220
1.882% due 05/16/2011	179	179
2.510% due 12/01/2014	6,161	6,004
3.512% due 02/11/2014	47,339	47,493
5.375% due 06/06/2011	3,753	3,786
5.900% due 10/15/2019	18	16
6.000% due 02/15/2019	591	527
6.000% due 03/15/2019	2,865	2,523
6.050% due 08/15/2019	21	18
6.050% due 10/15/2019	951	839
6.100% due 09/15/2019	490	434
6.150% due 03/15/2016	531	497
6.250% due 12/15/2018	933	838
6.300% due 03/15/2016	185	174
6.400% due 12/15/2018	208	190
6.500% due 09/15/2016	210	197
6.500% due 10/15/2016	40	38
6.500% due 06/15/2018	1,215	1,124
6.500% due 11/15/2018	1,010	923
6.500% due 12/15/2018	843	770
6.600% due 05/15/2018	821	767
6.600% due 06/15/2019	38	35
6.625% due 05/15/2012	14,318	14,879
6.650% due 04/15/2016	195	186
6.650% due 06/15/2018	97	90
6.650% due 10/15/2018	809	750
6.700% due 08/15/2016	100	95
6.700% due 06/15/2018	1,592	1,491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.700% due 11/15/2018		$562	$521
6.750% due 12/01/2014		4,178	4,397
6.750% due 08/15/2016		2,172	2,066
6.750% due 09/15/2016		10	9
6.750% due 11/15/2016		25	24
6.750% due 03/15/2018		100	94
6.750% due 07/15/2018		500	468
6.750% due 09/15/2018		147	137
6.750% due 10/15/2018		50	46
6.750% due 11/15/2018		175	162
6.750% due 06/15/2019		75	69
6.800% due 09/15/2016		71	68
6.800% due 09/15/2018		824	768
6.800% due 10/15/2018		321	300
6.850% due 04/15/2016		389	376
6.875% due 09/15/2011		16,564	16,916
6.875% due 08/28/2012		76,564	80,670
6.875% due 08/15/2016		35	33
6.875% due 07/15/2018		835	787
6.900% due 07/15/2018		256	242
6.900% due 08/15/2018		156	147
7.000% due 02/01/2012		6,635	6,857
7.000% due 07/15/2016		10	10
7.000% due 02/15/2018		506	484
7.000% due 03/15/2018		288	275
7.000% due 05/15/2018		1,141	1,090
7.000% due 08/15/2018		160	151
7.000% due 09/15/2018		956	901
7.050% due 03/15/2018		345	331
7.050% due 04/15/2018		374	358
7.150% due 09/15/2018		319	304
7.250% due 06/15/2016		178	173
7.250% due 01/15/2018		608	589
7.250% due 04/15/2018		100	97
7.250% due 08/15/2018		1,856	1,781
7.250% due 01/15/2025		3,495	3,336
7.300% due 01/15/2018		6,579	6,388
7.500% due 12/31/2013		20,430	22,192
7.500% due 06/15/2016		117	115
7.500% due 12/15/2017		590	579
8.300% due 02/12/2015		4,400	4,834

American Express Bank FSB
0.378% due 05/29/2012		75	75
0.406% due 06/12/2012		617	615
5.500% due 04/16/2013		31,600	33,889
5.550% due 10/17/2012		8,500	9,006

American Express Co.
6.150% due 08/28/2017		1,800	2,014
7.000% due 03/19/2018		500	584

American Express Credit Corp.
5.875% due 05/02/2013		7,100	7,665
7.300% due 08/20/2013		13,000	14,534

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		28,353	28,311

American International Group, Inc.
0.298% due 04/03/2012	JPY	1,050,000	12,471
0.409% due 03/20/2012		$5,000	4,959
0.413% due 10/18/2011		7,400	7,368
1.179% due 04/26/2011	EUR	8,100	11,488
4.250% due 05/15/2013		$40,870	42,278
4.950% due 03/20/2012		38,800	39,989
5.050% due 10/01/2015		25,400	26,264
5.375% due 10/18/2011		35,000	35,569
5.450% due 05/18/2017		32,100	32,988
5.600% due 10/18/2016		900	937
5.850% due 01/16/2018		38,700	40,388
8.000% due 05/22/2068	EUR	6,600	9,400
8.625% due 05/22/2068	GBP	4,200	7,058

ANZ National International Ltd.
3.125% due 08/10/2015		$16,900	16,757
6.200% due 07/19/2013		59,500	64,898

AvalonBay Communities, Inc.
6.125% due 11/01/2012		37	40

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BA Covered Bond Issuer
5.500% due 06/14/2012		$25,000	$26,108

Banco do Brasil S.A.
4.500% due 01/22/2015		7,300	7,639

Banco Santander Chile
2.875% due 11/13/2012		65,700	65,538
3.750% due 09/22/2015		45,200	45,107

Bank of America Corp.
0.563% due 10/14/2016		37,400	34,970
0.908% due 06/11/2012	GBP	5,000	7,950
5.375% due 08/15/2011		$50	51
6.500% due 08/01/2016		5,000	5,531
7.375% due 05/15/2014		8,400	9,485

Bank of Nova Scotia
1.450% due 07/26/2013		44,000	44,092

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015		31,800	32,953

Barclays Bank PLC
0.484% due 03/23/2017		16,500	16,057
1.804% due 01/28/2015		13,000	13,000
5.450% due 09/12/2012		1,300	1,379

BBVA Bancomer S.A.
7.250% due 04/22/2020		3,300	3,336

Bear Stearns Cos. LLC
2.625% due 12/07/2011	CHF	35,000	38,527
6.400% due 10/02/2017		$4,000	4,493
6.950% due 08/10/2012		86,390	93,003
7.250% due 02/01/2018		500	582

BNP Paribas
0.479% due 04/27/2017		63,300	62,112
5.186% due 06/29/2049		6,900	6,676

BPCE S.A.
2.375% due 10/04/2013		10,500	10,500

CIT Group, Inc.
7.000% due 05/01/2013		1,318	1,346
7.000% due 05/01/2014		13,416	13,702
7.000% due 05/01/2015		1,516	1,534
7.000% due 05/01/2016		2,880	2,890
7.000% due 05/01/2017		3,538	3,552

Citigroup Funding, Inc.
5.700% due 06/30/2011		750	759

Citigroup, Inc.
0.580% due 06/09/2016		3,100	2,922
1.164% due 02/15/2013		13,500	13,547
1.753% due 01/13/2014		34,800	35,378
2.125% due 04/30/2012		160	163
4.750% due 02/10/2019	EUR	100	136
5.100% due 09/29/2011		$1,500	1,531
5.300% due 10/17/2012		18,800	19,834
5.500% due 04/11/2013		52,320	55,978
5.625% due 08/27/2012		14,600	15,346
5.850% due 07/02/2013		4,100	4,419
6.000% due 02/21/2012		12,004	12,543
6.000% due 12/13/2013		580	631
6.010% due 01/15/2015		4,900	5,354
6.125% due 11/21/2017		300	327
6.375% due 08/12/2014		190	210
6.500% due 08/19/2013		200	219

Columbus International, Inc.
11.500% due 11/20/2014		5,000	5,788

Countrywide Financial Corp.
5.800% due 06/07/2012		2,540	2,672

Credit Agricole S.A.
7.589% due 01/29/2049	GBP	800	1,238

Credit Suisse
5.000% due 05/15/2013		$9,745	10,403

260	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG
1.003% due 05/29/2049		$270	$216

DanFin Funding Ltd.
1.003% due 07/16/2013		145,300	145,244

Danske Bank A/S
2.500% due 05/10/2012		3,000	3,054

Dexia Credit Local
0.710% due 03/05/2013		160,700	159,705
2.000% due 03/05/2013		26,050	25,861

Dexia Credit Local S.A.
0.784% due 04/29/2014		62,500	62,199
0.959% due 09/23/2011		28,000	28,051

DnB NOR Bank ASA
0.540% due 09/01/2016		16,300	16,214

FCE Bank PLC
7.125% due 01/16/2012	EUR	48,700	71,433
7.125% due 01/15/2013		19,300	28,788

First Horizon National Corp.
5.375% due 12/15/2015		$19,700	20,569

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		39,205	39,597
5.560% due 06/15/2011		2,000	2,018
5.625% due 09/15/2015		32,000	33,490
7.000% due 10/01/2013		9,900	10,686
7.000% due 04/15/2015		11,900	12,874
7.250% due 10/25/2011		900	926
7.500% due 08/01/2012		61,700	65,787
7.800% due 06/01/2012		4,026	4,269
8.000% due 12/15/2016		600	681
8.700% due 10/01/2014		7,000	7,945
9.875% due 08/10/2011		11,500	11,828
12.000% due 05/15/2015		6,040	7,598

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	19,000	27,273

GATX Financial Corp.
5.800% due 03/01/2016		$1,200	1,289

General Electric Capital Corp.
0.439% due 06/20/2014		10,000	9,742
0.512% due 05/11/2016		300	288
1.119% due 12/20/2017		7,900	7,532

Goldman Sachs Group, Inc.
0.759% due 03/22/2016		18,000	17,376
5.300% due 02/14/2012		3,000	3,118
5.450% due 11/01/2012		600	638
5.950% due 01/18/2018		500	537
6.150% due 04/01/2018		45	49

HCP, Inc.
5.650% due 12/15/2013		725	785
5.950% due 09/15/2011		1,900	1,942

Hospitality Properties Trust
6.300% due 06/15/2016		7,500	8,199
6.850% due 07/15/2012		3,332	3,500

HSBC Capital Funding LP
4.610% due 12/29/2049		3,900	3,785

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		1,100	1,064

HSBC Finance Corp.
7.000% due 05/15/2012		850	904

Industrial Bank of Korea
3.750% due 09/29/2016		20,200	19,998

ING Bank NV
1.107% due 03/30/2012		5,000	5,016
3.900% due 03/19/2014		22,400	23,744

International Lease Finance Corp.
0.633% due 07/01/2011		1,000	999
0.653% due 07/13/2012		1,225	1,200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.468% due 08/15/2011	EUR	9,900	$13,907
5.000% due 09/15/2012		$7,535	7,689
5.300% due 05/01/2012		215	220
5.400% due 02/15/2012		8,125	8,298
5.625% due 09/20/2013		5,330	5,443
5.750% due 06/15/2011		2,600	2,623
5.875% due 05/01/2013		2,000	2,060
6.500% due 09/01/2014		163,200	175,032
6.625% due 11/15/2013		5,950	6,188

Intesa Sanpaolo SpA
2.712% due 02/24/2014		30,100	30,511

JPMorgan Chase & Co.
1.447% due 09/26/2013	EUR	2,600	3,649
6.000% due 01/15/2018		$800	877

JPMorgan Chase Capital XXI
1.254% due 01/15/2087		10,000	8,410

KeyBank N.A.
1.203% due 11/21/2011	EUR	1,600	2,245

Kreditanstalt fuer Wiederaufbau
1.875% due 01/14/2013		$460	468

LBG Capital No.1 PLC
8.000% due 12/29/2049		1,400	1,351
8.500% due 12/29/2049		700	656

LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	2,900	4,159

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$5,300	1,404

Lloyds TSB Bank PLC
2.300% due 04/01/2011		19,100	19,100
2.800% due 04/02/2012		122,000	124,667

Macquarie Bank Ltd.
1.448% due 12/06/2016	EUR	8,200	11,124
2.600% due 01/20/2012		$21,200	21,562

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		12,000	13,028

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		20,000	19,921
0.983% due 02/21/2012	GBP	12,000	19,121
1.070% due 09/15/2026		$47,300	37,401
5.450% due 02/05/2013		27,000	28,618
5.450% due 07/15/2014		29,500	31,560
6.050% due 08/15/2012		13,930	14,803
6.400% due 08/28/2017		5,000	5,451
8.950% due 05/18/2017		180	195

Metropolitan Life Global Funding I
2.875% due 09/17/2012		200	204
5.125% due 04/10/2013		21,000	22,408

Morgan Stanley
0.603% due 01/09/2014		150	148
0.783% due 10/15/2015		8,000	7,689
1.312% due 07/20/2012	EUR	10,000	14,036
1.422% due 03/01/2013		32,400	45,335
2.812% due 05/14/2013		$19,700	20,407
4.750% due 04/01/2014		50	52
6.000% due 05/13/2014		100	109

MUFG Capital Finance Ltd.
6.346% due 07/29/2049		15,400	15,440

Mystic Re Ltd.
10.310% due 06/07/2011		6,400	6,454

National Australia Bank Ltd.
0.538% due 06/29/2016		1,200	1,197
5.350% due 06/12/2013		17,200	18,496

National City Bank
0.680% due 06/07/2017		250	236

National City Preferred Capital Trust I
12.000% due 12/29/2049		21,100	23,989

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
2.500% due 08/17/2012		$15,700	$16,060
4.650% due 02/25/2015		2,600	2,634

Pacific Life Global Funding
2.750% due 05/15/2012	CHF	9,000	10,323
5.150% due 04/15/2013		$98,678	104,638

PNC Preferred Funding Trust I
6.517% due 03/29/2049		16,200	13,583

PNC Preferred Funding Trust III
8.700% due 03/29/2049		8,000	8,582

Preferred Term Securities XIII Ltd.
0.859% due 03/24/2034		1,780	1,228

Pricoa Global Funding I
0.404% due 01/30/2012		18,300	18,224
0.508% due 09/27/2013		14,770	14,576

Principal Life Income Funding Trusts
5.300% due 04/24/2013		3,200	3,443

Qatari Diar Finance QSC
3.500% due 07/21/2015		64,900	65,273

Regions Financial Corp.
0.478% due 06/26/2012		14,600	14,100
7.750% due 11/10/2014		10,100	10,917

Royal Bank of Scotland Group PLC
0.503% due 04/11/2016		7,150	6,232
0.707% due 04/08/2011		92,300	92,304
1.048% due 09/29/2015		35,000	30,092
1.901% due 01/28/2016	EUR	2,000	2,418
2.625% due 05/11/2012		$100,175	102,376
3.000% due 12/09/2011		22,400	22,805
7.640% due 03/29/2049 (a)		66,675	53,340

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012		78,100	77,396

SLM Corp.
0.533% due 10/25/2011		5,000	4,947
0.603% due 01/27/2014		200	190
1.379% due 04/26/2011	EUR	5,000	7,178
1.503% due 06/17/2013		5,400	7,086
3.295% due 06/15/2015		$208	194
3.796% due 11/01/2013		1,151	1,142
5.000% due 04/15/2015		15,735	15,840
5.050% due 11/14/2014		12,200	12,312
5.125% due 08/27/2012		27,045	27,907
5.375% due 01/15/2013		15,425	16,041
5.375% due 05/15/2014		100	104
5.450% due 04/25/2011		9,500	9,520
8.450% due 06/15/2018		6,800	7,626

Societe Generale
5.922% due 04/29/2049		2,800	2,646

Springleaf Finance Corp.
0.560% due 12/15/2011		3,900	3,767
3.250% due 01/16/2013	EUR	6,000	7,972
4.125% due 11/29/2013		12,500	16,237
4.875% due 07/15/2012		$200	198
5.375% due 10/01/2012		80	79
5.625% due 08/17/2011		36,804	37,034
5.900% due 09/15/2012		335	333
6.900% due 12/15/2017		1,125	1,034

Sumitomo Mitsui Banking Corp.
0.906% due 12/29/2049	JPY	1,300,000	15,686

SunTrust Bank
1.280% due 12/20/2011	EUR	19,500	27,445
6.375% due 04/01/2011		$40,400	40,400

Svenska Handelsbanken AB
1.310% due 09/14/2012		34,000	34,307
4.875% due 06/10/2014		175	188

Swedbank AB
3.625% due 12/02/2011	EUR	400	573

See Accompanying Notes	Annual Report	March 31, 2011	261

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teco Finance, Inc.
6.750% due 05/01/2015		$6,000	$6,762

UBS AG
0.453% due 04/18/2016		5,000	4,999
1.304% due 01/28/2014		6,200	6,262
1.412% due 02/23/2012		28,400	28,634
5.875% due 12/20/2017		3,400	3,712

Wachovia Bank N.A.
0.640% due 03/15/2016		1,750	1,676

Wachovia Corp.
0.580% due 06/15/2017		1,100	1,057
0.673% due 10/15/2016		4,800	4,658
5.500% due 05/01/2013		33,425	36,018

Waha Aerospace BV
3.925% due 07/28/2020		76,475	76,666

WCI Finance LLC
5.400% due 10/01/2012		3,500	3,703

WEA Finance LLC
7.500% due 06/02/2014		40	46

Wells Fargo & Co.
7.980% due 03/29/2049		263,800	290,180

Wells Fargo Capital XV
9.750% due 09/29/2049		2,900	3,197

Westpac Banking Corp.
0.783% due 07/16/2014		3,000	3,016
2.250% due 11/19/2012		107,300	109,127

Weyerhaeuser Co.
6.750% due 03/15/2012		12,410	13,048

			4,716,274

INDUSTRIALS 7.2%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011		163,818	164,762

Altria Group, Inc.
8.500% due 11/10/2013		22,055	25,718

American Airlines, Inc.
10.500% due 10/15/2012		2,700	2,950

Arch Western Finance LLC
6.750% due 07/01/2013		10,000	10,150

AstraZeneca PLC
5.400% due 09/15/2012		25	27

AutoZone, Inc.
5.750% due 01/15/2015		12,900	14,224

Barry Callebaut Services NV
6.000% due 07/13/2017	EUR	1,250	1,807

Black & Decker Corp.
8.950% due 04/15/2014		$3,600	4,256

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		3,693	3,994

Canadian Natural Resources Ltd.
5.450% due 10/01/2012		2,000	2,118

Cardinal Health, Inc.
6.000% due 06/15/2017		24,400	27,116

CC Holdings GS V LLC
7.750% due 05/01/2017		650	712

Charter Communications Operating LLC
8.000% due 04/30/2012		8,300	8,756

Chesapeake Energy Corp.
7.625% due 07/15/2013		7,550	8,494
9.500% due 02/15/2015		18,000	22,410

Colorado Interstate Gas Co.
5.950% due 03/15/2015		4,260	4,710

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		$7,752	$8,735

Comcast Corp.
5.850% due 11/15/2015		2,100	2,338

Comcast Holdings Corp.
10.625% due 07/15/2012		2,420	2,700

Computer Sciences Corp.
5.500% due 03/15/2013		3,000	3,191

Continental Airlines, Inc.
6.750% due 09/15/2015		3,250	3,295

Cox Communications, Inc.
4.625% due 06/01/2013		5,000	5,307
5.450% due 12/15/2014		2,600	2,869
7.125% due 10/01/2012		19,537	21,204

CSX Corp.
7.900% due 05/01/2017		17,000	20,664

CVS Caremark Corp.
5.750% due 08/15/2011		4,071	4,147

Daimler Finance North America LLC
5.750% due 09/08/2011		43,000	43,940
6.500% due 11/15/2013		23,900	26,688
7.300% due 01/15/2012		29,653	31,153

Delta Air Lines Pass-Through Trust
7.111% due 03/18/2013		370	381

Delta Air Lines, Inc.
9.500% due 09/15/2014		2,300	2,455

Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019		1,000	1,125

Deutsche Telekom International Finance BV
5.250% due 07/22/2013		4,000	4,322

Devon Financing Corp. ULC
6.875% due 09/30/2011		14,125	14,558

DISH DBS Corp.
6.375% due 10/01/2011		500	511
6.625% due 10/01/2014		1,600	1,698
7.000% due 10/01/2013		3,000	3,255
7.125% due 02/01/2016		6,775	7,266
7.750% due 05/31/2015		1,600	1,760

Dow Chemical Co.
4.850% due 08/15/2012		49,030	51,359
6.000% due 10/01/2012		12,855	13,751

Energy Transfer Partners LP
6.000% due 07/01/2013		1,090	1,184

Enterprise Products Operating LLC
4.600% due 08/01/2012		12,600	13,112
5.650% due 04/01/2013		1,000	1,078

EOG Resources, Inc.
1.060% due 02/03/2014		93,900	94,790

Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		25,100	25,639

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015		7,600	7,930
8.375% due 04/01/2017		3,340	3,687

Fresenius Finance BV
5.500% due 01/31/2016	EUR	2,300	3,390

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011		$10,787	10,922

Fresenius Medical Care Capital Trust V
7.375% due 06/15/2011	EUR	4,570	6,541

Fresenius U.S. Finance II, Inc.
8.750% due 07/15/2015		500	818

Gazprom Via Gaz Capital S.A.
7.510% due 07/31/2013		44,200	49,228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
6.000% due 02/15/2012		$800	$837

Gerdau Holdings, Inc.
7.000% due 01/20/2020		2,000	2,225

GTL Trade Finance, Inc.
7.250% due 10/20/2017		2,000	2,260

HCA, Inc.
7.250% due 09/15/2020		5,000	5,375
9.250% due 11/15/2016		200	216
9.625% due 11/15/2016 (c)		37,830	40,856
9.875% due 02/15/2017		12,875	14,484

HJ Heinz Co.
15.590% due 12/01/2020		700	780

HJ Heinz Finance Co.
6.625% due 07/15/2011		4,000	4,068

Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		29,500	32,079

Intuit, Inc.
5.750% due 03/15/2017		17,000	18,617

JC Penney Corp., Inc.
7.950% due 04/01/2017		1,075	1,207

Kinder Morgan Energy Partners LP
7.125% due 03/15/2012		5,522	5,835

Kraft Foods, Inc.
2.625% due 05/08/2013		17,300	17,704
5.250% due 10/01/2013		3,575	3,880
5.625% due 11/01/2011		4,875	5,010
6.000% due 02/11/2013		18,492	20,005
6.250% due 06/01/2012		11,925	12,651

Lennar Corp.
5.500% due 09/01/2014		8,800	8,844

Loews Corp.
5.250% due 03/15/2016		7,000	7,573

MGM Resorts International
10.375% due 05/15/2014		6,200	7,130

Motorola Solutions, Inc.
8.000% due 11/01/2011		50	52

Noble Group Ltd.
6.750% due 01/29/2020		10,000	10,736

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		3,893	3,912

Olin Corp.
6.750% due 06/15/2016		15,000	15,825

PACCAR, Inc.
6.375% due 02/15/2012		42,800	44,794
6.875% due 02/15/2014		19,900	22,678

Peabody Energy Corp.
6.500% due 09/15/2020		16,300	17,563

Pearson Dollar Finance PLC
5.500% due 05/06/2013		2,500	2,677

Pearson PLC
7.000% due 06/15/2011		10,000	10,120

Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	500	882

Petroleos Mexicanos
5.500% due 01/09/2017	EUR	500	740

Reed Elsevier Capital, Inc.
6.750% due 08/01/2011		$9,268	9,455

Reynolds American, Inc.
7.250% due 06/01/2012		5,500	5,869

Rockies Express Pipeline LLC
6.250% due 07/15/2013		3,500	3,738

Ryder System, Inc.
5.950% due 05/02/2011		10,380	10,413

262	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shell International Finance BV
3.100% due 06/28/2015	$80,800	$82,782

Sonat, Inc.
7.625% due 07/15/2011	10,900	11,117

Southwest Airlines Co.
6.500% due 03/01/2012	1,400	1,465

Steel Dynamics, Inc.
7.375% due 11/01/2012	3,700	3,959

Telefonica Emisiones SAU
0.640% due 02/04/2013	2,095	2,076

Teva Pharmaceutical Finance III LLC
1.500% due 06/15/2012	100,000	100,679

Time Warner Cable, Inc.
5.400% due 07/02/2012	3,513	3,693
6.200% due 07/01/2013	13,550	14,894

Time Warner, Inc.
3.150% due 07/15/2015	32,400	32,808
6.875% due 05/01/2012	4,000	4,246

Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011	5,000	5,117
8.875% due 07/15/2012	2,855	3,122

Tyco Electronics Group S.A.
6.000% due 10/01/2012	10,972	11,693

UAL Pass-Through Trust
10.400% due 05/01/2018	1,605	1,838

Union Pacific Corp.
5.450% due 01/31/2013	2,000	2,150

UnitedHealth Group, Inc.
4.875% due 03/15/2015	120	130

Urbi Desarrollos Urbanos, S.A.B. de C.V.
9.500% due 01/21/2020	1,000	1,125

UST LLC
6.625% due 07/15/2012	2,000	2,121

Veolia Environnement S.A.
5.250% due 06/03/2013	32,931	35,287

Vivendi S.A.
5.750% due 04/04/2013	4,700	5,046

Volkswagen International Finance NV
0.917% due 04/01/2014	17,800	17,821

Wal-Mart Stores, Inc.
4.250% due 04/15/2013	25,100	26,695

WM Wrigley Jr. Co.
2.450% due 06/28/2012	5,005	5,022

Wynn Las Vegas LLC
7.875% due 11/01/2017	1,400	1,508

Yum! Brands, Inc.
8.875% due 04/15/2011	3,240	3,247

		1,549,926

UTILITIES 3.6%

AES Andres Dominicana
9.500% due 11/12/2020	2,100	2,247

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	1,700	1,820
7.700% due 08/07/2013	88,500	99,067

Appalachian Power Co.
5.650% due 08/15/2012	1,400	1,476

AT&T Corp.
7.300% due 11/15/2011	47,000	48,954

AT&T, Inc.
4.850% due 02/15/2014	11,534	12,471
5.875% due 02/01/2012	10,000	10,427

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BellSouth Corp.
6.000% due 10/15/2011		$45	$46

BP Capital Markets PLC
0.450% due 04/11/2011		2,200	2,200
1.550% due 08/11/2011		12,400	12,445
2.375% due 12/14/2011		1,200	1,213
2.750% due 02/27/2012		10,907	11,086

Carolina Power & Light Co.
6.500% due 07/15/2012		3,060	3,266

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		2,700	3,038

CenturyLink, Inc.
6.000% due 04/01/2017		10,200	10,893

CMS Energy Corp.
1.253% due 01/15/2013		3,100	3,077

Dominion Resources, Inc.
5.000% due 03/15/2013		12,610	13,486
6.250% due 06/30/2012		5,450	5,782

Duke Energy Carolinas LLC
6.250% due 01/15/2012		1,000	1,045

Duke Energy Corp.
3.950% due 09/15/2014		2,100	2,202

El Paso Performance-Linked Trust
7.750% due 07/15/2011		23,915	24,376

Embarq Corp.
7.082% due 06/01/2016		8,300	9,437

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		10,600	12,778

Ipalco Enterprises, Inc.
8.625% due 11/14/2011		5,750	5,966

Kinder Morgan, Inc.
5.150% due 03/01/2015		775	816
6.500% due 09/01/2012		9,750	10,384

Majapahit Holding BV
8.000% due 08/07/2019		5,000	5,700

Nevada Power Co.
8.250% due 06/01/2011		4,140	4,189

NGPL PipeCo LLC
6.514% due 12/15/2012		36,000	38,557

NRG Energy, Inc.
7.375% due 02/01/2016		141,738	147,053
8.250% due 09/01/2020		6,700	7,002

Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013		2,000	2,181

PSEG Power LLC
5.000% due 04/01/2014		2,000	2,130
5.320% due 09/15/2016		989	1,065
7.750% due 04/15/2011		6,376	6,387

Public Service Electric & Gas Co.
5.375% due 09/01/2013		5,000	5,473

Qtel International Finance Ltd.
3.375% due 10/14/2016		31,400	30,376

Qwest Corp.
3.560% due 06/15/2013		34,200	35,824
7.875% due 09/01/2011		1,575	1,622
8.875% due 03/15/2012		26,065	27,955

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.832% due 09/30/2016		10,632	11,424

Southern Power Co.
6.250% due 07/15/2012		1,201	1,274

TDC A/S
6.500% due 04/19/2012	EUR	1,500	2,238

Telecom Italia Capital S.A.
0.913% due 07/18/2011		$24,000	24,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telesat LLC
12.500% due 11/01/2017	$4,200	$5,029

Verizon Wireless Capital LLC
2.914% due 05/20/2011	1,000	1,003
3.750% due 05/20/2011	7,277	7,308
5.250% due 02/01/2012	88,480	91,730

		769,523

Total Corporate Bonds & Notes (Cost $6,750,447)		7,035,723

CONVERTIBLE BONDS & NOTES 0.5%

BANKING & FINANCE 0.1%

Boston Properties LP
2.875% due 02/15/2037	23,500	23,911

INDUSTRIALS 0.4%

Bristol-Myers Squibb Co.
0.000% due 09/15/2023	18,950	17,813

Goodrich Petroleum Corp.
3.250% due 12/01/2026	650	660

Medtronic, Inc.
1.500% due 04/15/2011	55,500	55,639

Transocean, Inc.
1.500% due 12/15/2037	6,600	6,493

		80,605

Total Convertible Bonds & Notes (Cost $102,435)		104,516

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.2%

Irvine, California Ranch Water District Joint Powers Agency Revenue Bonds, Series 1998
7.705% due 03/15/2014	41,150	42,739

ILLINOIS 0.3%

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	67,100	67,513

LOUISIANA 0.2%

Louisiana State Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	35,300	35,747

NEW JERSEY 0.0%

New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.310% due 06/15/2013	12,600	12,590

Total Municipal Bonds & Notes (Cost $157,858)		158,589

U.S. GOVERNMENT AGENCIES 13.4%

Fannie Mae
0.310% due 12/25/2036	4,444	4,373
0.370% due 06/25/2034	726	705
0.450% due 10/27/2037	107,300	106,609
0.500% due 10/30/2012 (i)	33,200	33,053
0.600% due 07/25/2037 - 03/25/2044	74,967	74,938
0.610% due 03/25/2037	1,654	1,652
0.630% due 07/25/2037	28,829	28,843
0.650% due 05/25/2031 - 09/25/2035	2,797	2,797
0.720% due 07/25/2037	194	190
0.850% due 05/25/2030	321	322
0.881% due 04/25/2022	9	9
0.900% due 05/25/2030	509	509
0.950% due 10/25/2037	29,546	29,751
0.990% due 03/25/2040	127,166	128,166

See Accompanying Notes	Annual Report	March 31, 2011	263

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.518% due 07/01/2042 - 07/01/2044	$7,575	$7,571
1.568% due 09/01/2041	15,627	15,752
1.625% due 01/01/2021	25	25
1.718% due 10/01/2030 - 11/01/2039	1,387	1,415
1.752% due 03/01/2035	1,008	1,021
1.795% due 11/01/2018	3	3
1.822% due 11/01/2017	25	26
2.030% due 07/01/2017	30	30
2.149% due 01/01/2035	6,443	6,674
2.185% due 11/01/2034	1,320	1,372
2.334% due 05/01/2035	1,734	1,795
2.397% due 12/01/2033	321	337
2.425% due 04/01/2034	978	1,026
2.439% due 11/01/2027	32	34
2.464% due 10/01/2034	2,882	3,010
2.467% due 03/01/2035	1,706	1,776
2.526% due 08/01/2029	584	607
2.537% due 06/01/2022	5	5
2.546% due 04/01/2024	122	128
2.597% due 02/01/2028	192	203
2.599% due 01/01/2024	82	85
2.623% due 07/01/2035	5,172	5,442
2.632% due 10/01/2024	159	160
2.736% due 08/01/2035	8,049	8,476
2.757% due 09/01/2032	1,175	1,231
2.790% due 05/01/2035	3,892	4,066
2.793% due 09/01/2035	243	256
2.797% due 09/01/2035	5,727	6,025
2.800% due 06/01/2017 - 08/01/2035	2,001	2,100
2.814% due 07/01/2035	4,426	4,655
2.820% due 08/01/2017	4	4
2.821% due 07/01/2018	6	6
2.874% due 10/01/2035	3,854	4,062
2.875% due 07/01/2017	21	21
2.945% due 06/01/2035	1,139	1,202
2.998% due 11/01/2017	23	23
3.187% due 12/01/2017	17	17
3.663% due 07/25/2017	291	288
4.000% due 05/01/2011 - 07/01/2025	166,014	173,607
4.250% due 05/25/2033	4,790	5,044
4.438% due 02/01/2028	7	8
4.500% due 06/01/2011 - 05/01/2026	11,325	11,856
4.538% due 01/01/2028	48	50
4.762% due 03/01/2035	10,113	10,468
4.979% due 06/01/2035	2,099	2,228
4.986% due 04/01/2018	465	493
5.000% due 12/25/2016 - 03/01/2035	40,248	42,337
5.226% due 11/01/2035	155	165
5.500% due 07/01/2014 - 05/01/2041	262,433	280,479
6.000% due 05/15/2011 - 05/01/2041	294,848	321,604
6.399% due 12/25/2042	3,028	3,533
6.500% due 07/25/2023 - 05/01/2041	460,547	516,758
7.000% due 05/01/2012 - 04/01/2034	199	223
7.500% due 02/01/2013	1	1
8.000% due 11/25/2023 - 11/01/2031	1,971	2,306
8.500% due 04/01/2025	106	124
8.800% due 01/25/2019	65	78
9.000% due 03/25/2021 - 04/25/2021	182	207
9.250% due 10/25/2018	3	3
9.500% due 03/25/2020 - 11/01/2025	511	595
10.000% due 08/01/2015 - 05/01/2022	4	4
10.500% due 07/01/2014 - 07/01/2021	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.000% due 11/01/2020	$2	$2
11.250% due 10/01/2015	3	3
11.500% due 11/01/2019 - 02/01/2020	1	1
11.750% due 02/01/2016	5	5

Federal Housing Administration
7.430% due 11/01/2019 - 07/01/2024	2,459	2,434

Freddie Mac
0.405% due 07/15/2019 - 08/15/2019	35,174	35,050
0.509% due 08/25/2031	2,813	2,738
0.530% due 09/25/2031	5,004	4,747
0.555% due 05/15/2036	11,864	11,852
0.585% due 02/15/2037	1,024	1,023
0.605% due 12/15/2030	3,061	3,062
0.655% due 06/15/2018	2,146	2,150
0.705% due 11/15/2030	23	23
0.955% due 08/15/2037	1,797	1,809
0.975% due 09/15/2037	958	965
1.262% due 10/15/2020	33	33
1.312% due 03/15/2021	19	19
1.718% due 07/25/2044	891	884
1.750% due 01/01/2017	2	2
1.875% due 03/01/2017	17	17
2.375% due 11/01/2022	230	240
2.385% due 10/01/2027	24	24
2.490% due 11/01/2023	9	10
2.500% due 02/01/2023	1	1
2.520% due 06/01/2024	41	43
2.521% due 10/01/2023	84	85
2.582% due 12/01/2022	33	35
2.622% due 06/01/2035	39,651	41,356
2.631% due 08/01/2035	35,420	37,109
2.658% due 09/01/2023	8	8
2.668% due 08/01/2035	10,741	11,203
2.751% due 01/01/2024	63	63
2.779% due 07/01/2035	9,898	10,386
3.277% due 02/01/2020	173	174
3.503% due 08/15/2032	486	486
4.000% due 01/15/2024 (b)	1,890	210
4.478% due 03/01/2035	2,464	2,603
4.500% due 02/15/2017 - 04/01/2041	613,962	622,865
4.529% due 04/01/2035	6,798	7,106
4.628% due 04/01/2035	3,843	4,012
4.706% due 03/01/2035	5,030	5,231
4.983% due 03/01/2035	815	857
5.000% due 04/01/2013 - 05/15/2033	2,237	2,351
5.020% due 04/01/2035	1,166	1,240
5.063% due 04/01/2035	1,974	2,080
5.500% due 11/01/2013 - 02/01/2040	40,943	43,851
5.777% due 02/01/2037	132	140
5.912% due 05/01/2037	305	327
6.000% due 02/01/2016 - 10/01/2035	5,491	5,961
6.500% due 02/15/2014 - 07/25/2043	38,762	44,329
6.895% due 08/15/2036 (b)	42,222	6,855
7.000% due 01/01/2030 - 04/01/2032	45	52
7.500% due 07/15/2030	354	407
8.000% due 01/01/2012 - 12/01/2024	185	215
8.500% due 06/01/2022 - 11/01/2025	534	640
9.000% due 12/15/2020 - 08/01/2022	188	217
9.500% due 08/01/2016 - 09/01/2021	59	67
10.000% due 11/01/2016 - 05/15/2020	24	28

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.804% due 12/16/2025	$90	$90
2.125% due 10/20/2023 - 12/20/2027	2,296	2,369
2.500% due 11/20/2026	6	6
2.625% due 08/20/2022 - 07/20/2034	3,002	3,100
3.000% due 01/20/2032 - 02/20/2032	2,905	3,011
3.375% due 04/20/2016 - 05/20/2030	4,536	4,724
3.500% due 01/20/2031 - 03/20/2031	127	132
4.000% due 03/20/2019	17	18
5.000% due 06/20/2032	29	30
5.500% due 10/17/2022	50	55
5.500% due 06/20/2031 (b)	14	0
6.000% due 11/15/2038	40	44
7.000% due 09/15/2011 - 10/15/2011	1	1
7.500% due 03/15/2022 - 09/15/2031	102	118
8.000% due 05/15/2016 - 06/20/2031	1,227	1,386
8.500% due 12/15/2021 - 05/15/2030	5	6
9.000% due 03/15/2017 - 11/15/2030	220	265
9.500% due 10/15/2016 - 06/15/2025	18	21
9.750% due 08/15/2017	15	17
10.000% due 10/15/2013 - 11/15/2020	3	3
10.500% due 11/15/2019 - 02/15/2021	1	1
11.500% due 08/15/2018	1	1
13.000% due 10/15/2013	2	2
13.500% due 11/15/2012	2	2

Small Business Administration
4.310% due 04/01/2029	27,630	28,581

Vendee Mortgage Trust
6.500% due 05/15/2029	30,110	31,003

Total U.S. Government Agencies (Cost $2,816,658)		2,859,690

MORTGAGE-BACKED SECURITIES 9.3%

Adjustable Rate Mortgage Trust
2.832% due 03/25/2035	10,582	9,979

American Home Mortgage Assets
0.460% due 10/25/2046	25,501	14,529

American Home Mortgage Investment Trust
1.960% due 09/25/2045	339	298
2.250% due 02/25/2045	32,785	30,336
2.281% due 10/25/2034	26,527	24,084

Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	51	51

Banc of America Funding Corp.
2.796% due 02/20/2036	5,377	5,164
2.828% due 05/25/2035	151,644	148,860

Banc of America Large Loan, Inc.
0.465% due 03/15/2022	5,267	5,181
2.005% due 11/15/2015	9,744	9,221

Banc of America Mortgage Securities, Inc.
2.885% due 02/25/2035	969	889
2.959% due 05/25/2033	204	204
3.184% due 09/25/2035	15,604	12,510
6.500% due 10/25/2031	2,384	2,428

BCRR Trust
4.230% due 08/22/2033	3,750	3,779
4.230% due 05/22/2034	23,968	24,669

264	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.230% due 06/22/2035	$12,553	$12,765
4.230% due 12/22/2035	6,529	6,657
4.230% due 11/22/2036	20,063	20,353
4.230% due 06/22/2038	10,801	10,932

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035	684	661
2.560% due 10/25/2035	36,065	33,029
2.710% due 03/25/2035	8,042	7,746
2.726% due 04/25/2033	3,628	3,597
2.770% due 02/25/2033	598	553
2.804% due 08/25/2033	4,586	4,619
2.854% due 10/25/2036	3,750	2,617
2.859% due 01/25/2034	6,371	6,435
2.860% due 10/25/2035	91,627	86,356
2.934% due 08/25/2035	9,053	7,062
2.980% due 08/25/2033	867	782
3.392% due 11/25/2030	57	57
4.827% due 01/25/2035	3,392	3,156
5.023% due 01/25/2035	20	18
5.219% due 08/25/2035	63,583	55,343
5.526% due 04/25/2033	9,297	9,106
5.670% due 02/25/2033	601	604

Bear Stearns Alt-A Trust
2.568% due 03/25/2035	20,850	15,758
2.579% due 09/25/2034	1,371	1,120
2.643% due 05/25/2035	22,379	18,896
2.987% due 09/25/2035	6,126	4,796

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,500	1,571
5.471% due 01/12/2045	4,200	4,508
7.000% due 05/20/2030	1,056	1,097

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036	12,209	8,170

Citicorp Mortgage Securities, Inc.
5.375% due 12/25/2019	7	7

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	200	216
6.034% due 12/10/2049	3,694	3,692

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	23,130	22,008
2.670% due 12/25/2035	8,666	8,443
2.737% due 03/25/2034	3,028	3,088
2.882% due 03/25/2036	22,320	17,443

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	28,065	28,691

Commercial Mortgage Pass-Through Certificates
0.345% due 06/15/2022	8,644	8,406
5.306% due 12/10/2046	13,100	13,810
5.769% due 06/10/2046	57,000	62,219

Community Program Loan Trust
4.500% due 10/01/2018	1,293	1,305

Countrywide Alternative Loan Trust
0.430% due 05/25/2047	10,473	6,161
0.530% due 02/25/2037	12,016	7,379
0.650% due 06/25/2036 (a)	1,780	1,112

Countrywide Home Loan Mortgage Pass-Through Trust
0.540% due 04/25/2035	3,540	2,255
2.812% due 02/20/2035	18,643	16,092
3.118% due 11/25/2034	10,750	9,394
5.250% due 02/20/2036	21,747	15,447
5.500% due 04/25/2035	15,335	15,385

Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032	1,394	1,206
2.728% due 10/25/2033	285	257
4.183% due 11/15/2037	183	183
4.832% due 06/25/2032	61	54

Credit Suisse Mortgage Capital Certificates
5.660% due 03/15/2039	1,400	1,505

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CW Capital Cobalt Ltd.
5.334% due 04/15/2047		$34,225	$34,895

DLJ Acceptance Trust
11.000% due 08/01/2019		41	47

Drexel Burnham Lambert CMO Trust
1.011% due 05/01/2016		1	1

EMF-NL
1.756% due 04/17/2041	EUR	3,661	5,059
1.856% due 04/17/2041		3,000	2,627
2.006% due 07/17/2041		7,300	7,566

FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020		$73,604	73,415

First Horizon Alternative Mortgage Securities
2.326% due 09/25/2034		803	760
2.365% due 06/25/2034		13,668	12,719
2.368% due 09/25/2035		1,605	1,228

First Horizon Asset Securities, Inc.
5.500% due 12/25/2035		1,669	1,662

GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		35	34

Granite Master Issuer PLC
0.294% due 12/20/2054		32,432	30,713
0.304% due 12/20/2054		5,542	5,248
0.344% due 12/17/2054		6,065	5,743
0.354% due 12/20/2054		39,210	37,132
0.394% due 12/20/2054		77,088	73,002
0.454% due 12/20/2054		22,435	21,246
0.514% due 12/20/2054		12,654	11,983
0.723% due 12/17/2054	GBP	4,444	6,749
0.724% due 12/20/2054		7,842	11,967
0.987% due 12/20/2054	EUR	34,897	46,842

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		$3,791	3,466
0.330% due 01/25/2047		3,641	3,359

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	527
5.444% due 03/10/2039		6,800	7,197
5.890% due 07/10/2038		300	328

GS Mortgage Securities Corp. II
1.142% due 03/06/2020		9,627	9,629
1.317% due 03/06/2020		14,900	14,906

GSR Mortgage Loan Trust
2.774% due 11/25/2035		16,823	15,211
2.796% due 09/25/2035		67,620	66,278
2.815% due 09/25/2035		6,556	6,511
2.904% due 07/25/2035		2,930	2,270
6.000% due 03/25/2032		195	203

Harborview Mortgage Loan Trust
0.564% due 11/19/2035		7,006	4,889
2.936% due 07/19/2035		9,432	7,686

Holmes Master Issuer PLC
2.339% due 10/15/2054	EUR	16,200	22,957

Imperial Savings Association
6.576% due 02/25/2018		$24	24

Indymac Index Mortgage Loan Trust
0.460% due 05/25/2046		4,676	2,983

JPMorgan Chase Commercial Mortgage Securities Corp.
0.630% due 07/15/2019		5,479	5,169
5.420% due 01/15/2049		2,285	2,410
5.818% due 06/15/2049		27,445	29,393
5.882% due 02/15/2051		4,400	4,711

JPMorgan Mortgage Trust
2.824% due 04/25/2037		1,975	1,409
2.980% due 07/25/2035		1,725	1,710
3.081% due 08/25/2035		18,392	15,738
5.041% due 02/25/2035		9,540	9,727

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.376% due 02/25/2036		$20,345	$18,578
5.404% due 11/25/2035		6,423	6,095

JPMorgan Re-REMIC
6.008% due 05/27/2036		12,093	12,356

LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		6,455	6,925

MASTR Adjustable Rate Mortgages Trust
2.899% due 11/21/2034		11,819	11,584

MASTR Asset Securitization Trust
5.500% due 09/25/2033		10,888	11,453

Mellon Residential Funding Corp.
0.735% due 06/15/2030		11,535	11,409

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		9,400	9,845

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036		11,761	9,050
2.333% due 05/25/2033		7,255	7,365
2.636% due 02/25/2035		18,268	17,348

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035		1,705	1,475
4.250% due 10/25/2035		9,256	7,909

Morgan Stanley Capital I
0.315% due 10/15/2020		3,644	3,505
5.809% due 12/12/2049		18,825	20,343

Morgan Stanley Mortgage Loan Trust
5.457% due 01/25/2035		5,796	5,345

Morgan Stanley Re-REMIC Trust
5.808% due 08/12/2045		6,200	6,698

Newgate Funding PLC
1.773% due 12/15/2050	EUR	2,500	3,033

Prime Mortgage Trust
0.650% due 02/25/2019		$386	378
0.650% due 02/25/2034		3,109	2,862

Prudential-Bache CMO Trust
8.400% due 03/20/2021		2	2

Resecuritization Mortgage Trust
0.498% due 04/26/2021		25	26

Residential Accredit Loans, Inc.
3.066% due 04/25/2035		13,372	12,149

Residential Funding Mortgage Securities I
5.250% due 01/25/2036		988	982

Sears Mortgage Securities
12.000% due 02/25/2014		3	3

Sequoia Mortgage Trust
0.960% due 05/20/2034		5,698	5,207

Sovereign Commercial Mortgage Securities Trust
5.825% due 07/22/2030		724	745

Structured Asset Mortgage Investments, Inc.
0.503% due 07/19/2035		5,694	4,195
0.530% due 02/25/2036		5,597	3,402
0.914% due 09/19/2032		4,769	4,323
9.182% due 06/25/2029		408	416

Structured Asset Securities Corp.
2.264% due 07/25/2032		86	75
2.364% due 01/25/2032		123	108

Suntrust Adjustable Rate Mortgage Loan Trust
2.974% due 01/25/2037		7,291	5,757

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046		32,782	32,376
0.370% due 07/25/2036		22,798	22,656
0.370% due 10/25/2046		26,929	26,688
0.380% due 06/25/2037		2,623	2,562

Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020		26,594	24,640
0.345% due 09/15/2021		20,505	20,328

See Accompanying Notes	Annual Report	March 31, 2011	265

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.509% due 04/15/2047	$6,200	$6,414
5.572% due 10/15/2048	16,500	17,451

WaMu Mortgage Pass-Through Certificates
0.540% due 10/25/2045	4,773	4,145
0.560% due 01/25/2045	289	245
1.042% due 01/25/2047	7,904	5,261
1.122% due 12/25/2046	37,438	27,535
1.312% due 08/25/2046	200	132
1.512% due 11/25/2042	1,373	1,222
1.712% due 06/25/2042	2,326	1,950
1.712% due 08/25/2042	2,045	1,861
2.573% due 03/25/2034	3,178	3,188
2.582% due 01/25/2036	2,144	2,043
2.669% due 12/25/2035	629	605
2.734% due 02/27/2034	7,984	8,207
2.734% due 01/25/2047	5,618	4,178
3.071% due 09/25/2046	12,964	10,629

Washington Mutual MSC Mortgage Pass-Through Certificates
2.350% due 02/25/2033	127	122
2.359% due 02/25/2033	43	40

Wells Fargo Mortgage-Backed Securities Trust
2.745% due 01/25/2035	4,400	3,827
2.772% due 03/25/2036	23,816	21,261
2.775% due 04/25/2036	644	558
2.878% due 03/25/2035	14,841	14,536
2.907% due 04/25/2036	3,764	3,485
4.694% due 12/25/2033	2,634	2,742
4.870% due 03/25/2035	1,229	1,182
5.143% due 07/25/2036	18,691	15,539
5.371% due 08/25/2035	875	877
5.500% due 12/25/2035	1,473	1,493

Total Mortgage-Backed Securities (Cost $2,015,227)		1,996,557

ASSET-BACKED SECURITIES 5.1%

ABFS Mortgage Loan Trust
4.928% due 12/15/2033	34	34

Access Group, Inc.
1.603% due 10/27/2025	55,620	56,220

Accredited Mortgage Loan Trust
0.490% due 09/25/2035	884	815

ACE Securities Corp.
0.300% due 12/25/2036	975	950

Ally Auto Receivables Trust
1.320% due 03/15/2012	325	326

Ameriquest Mortgage Securities, Inc.
0.720% due 01/25/2035	1,334	1,282

AMMC CDO
0.536% due 05/03/2018	19,000	17,807
0.544% due 08/08/2017	52,490	49,278

Amortizing Residential Collateral Trust
0.830% due 07/25/2032	744	687

Asset-Backed Funding Certificates
0.310% due 01/25/2037	404	403

Asset-Backed Securities Corp. Home Equity
0.775% due 06/15/2031	6	5

Babson CLO Ltd.
0.633% due 11/15/2016	40,323	39,118

Bayview Financial Acquisition Trust
6.129% due 05/28/2037	1,299	1,310

Bear Stearns Asset-Backed Securities Trust
0.310% due 01/25/2037	1,535	1,442
0.330% due 10/25/2036	1,426	1,371
0.930% due 09/25/2035	2,712	2,545
1.250% due 10/25/2037	24,325	16,265
1.250% due 11/25/2042	1,294	1,155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNC Mortgage Loan Trust
0.370% due 11/25/2036		$4,309	$4,044

Callidus Debt Partners Fund Ltd.
0.563% due 04/17/2020		24,890	23,375

Capital Auto Receivables Asset Trust
1.705% due 10/15/2012		416	417

Carrington Mortgage Loan Trust
0.300% due 01/25/2037		4,022	3,959
0.350% due 06/25/2037		937	853
0.570% due 10/25/2035		7,047	6,652

Centurion CDO VII Ltd.
0.674% due 01/30/2016		483	462

Citibank Credit Card Issuance Trust
1.177% due 05/24/2013	EUR	2,300	3,257

Citigroup Mortgage Loan Trust, Inc.
0.350% due 10/25/2036		$171	170

Credit Suisse First Boston Mortgage Securities Corp.
0.950% due 07/25/2032		12	9

Dryden Leveraged Loan CDO
0.562% due 05/22/2017		37,659	36,213

EFS Volunteer LLC
1.160% due 10/26/2026		45,490	45,363

Equifirst Mortgage Loan Trust
0.490% due 01/25/2034		892	834

Equity One ABS, Inc.
0.810% due 11/25/2032		8,384	7,432

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036		3,163	3,139
0.360% due 09/25/2036		2,018	1,935
0.530% due 10/25/2035		2,454	2,398

Ford Auto Securitization Trust
4.817% due 10/15/2012	CAD	4,512	4,749

Ford Credit Auto Owner Trust
1.675% due 06/15/2012		$10,576	10,594
1.875% due 05/15/2012		1,954	1,957

Fremont Home Loan Trust
0.310% due 01/25/2037		1,348	1,253

Gallatin Funding Ltd.
0.563% due 08/15/2017		14,000	13,468

Global Senior Loan Index Fund
1.809% due 12/11/2023	EUR	7,900	10,336

GSAMP Trust
0.320% due 12/25/2036		$4,048	2,956
0.800% due 03/25/2034		6,315	6,195

Gulf Stream - Sextant CLO Ltd.
0.542% due 08/21/2020		10,000	9,491

Harbourmaster CLO Ltd.
1.433% due 06/15/2020	EUR	11,266	15,135

HSBC Home Equity Loan Trust
0.404% due 03/20/2036		$1,481	1,396
0.524% due 01/20/2035		2,401	2,222
0.544% due 01/20/2034		15,945	14,639

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036		177	138
0.300% due 12/25/2036		367	364

Landmark CDO Ltd.
0.610% due 06/01/2017		10,548	10,116
0.773% due 01/15/2016		30,132	28,541

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		589	493

MBNA Credit Card Master Note Trust
0.997% due 02/20/2014	EUR	2,881	4,070

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mid-State Trust
4.864% due 07/15/2038		$414	$410

Morgan Stanley ABS Capital I
0.290% due 01/25/2037		2,061	2,004

Morgan Stanley IXIS Real Estate Capital Trust
0.300% due 11/25/2036		26	25

Mountain Capital CLO Ltd.
0.728% due 02/15/2016		20,445	19,283

Nautique Funding Ltd.
0.553% due 04/15/2020		14,434	13,348

Navigare Funding CLO Ltd.
0.572% due 05/20/2019		10,000	9,272

Nelnet Student Loan Trust
1.003% due 07/25/2018		37,476	37,646

NYLIM Flatiron CLO Ltd.
0.633% due 10/20/2016		3,329	3,169

Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		43,070	43,444

Premium Loan Trust Ltd.
0.683% due 10/25/2014		6,005	5,807

Primus CLO Ltd.
0.536% due 07/15/2021		163,499	147,012

Race Point CLO
0.863% due 05/15/2015		7,388	6,966

Renaissance Home Equity Loan Trust
0.870% due 03/25/2034		3,964	3,680
0.950% due 08/25/2032		40	33

Residential Asset Mortgage Products, Inc.
0.520% due 09/25/2035		1,072	1,066
0.600% due 03/25/2034		1,395	1,185

Residential Asset Securities Corp.
0.710% due 06/25/2031		3	2

Saxon Asset Securities Trust
0.570% due 09/25/2047		7,400	4,656

Securitized Asset-Backed Receivables LLC Trust
0.310% due 12/25/2036		4,538	1,641
0.380% due 05/25/2037		1,528	1,219

SLM Student Loan Trust
0.343% due 10/25/2016		398	397
0.343% due 01/25/2019		2,174	2,173
0.553% due 07/25/2013		1,278	1,278
0.603% due 01/25/2015		2,022	2,024
0.803% due 10/25/2017		48,900	48,798
0.983% due 07/25/2013		7,869	7,877
1.105% due 10/25/2023	EUR	63,205	83,062
1.443% due 09/15/2021		5,776	7,960
1.803% due 04/25/2023		$5,239	5,415
1.905% due 12/15/2017		49,957	50,347
6.255% due 07/15/2042		29,776	28,776

Soundview Home Equity Loan Trust
0.310% due 11/25/2036		1,964	702

Specialty Underwriting & Residential Finance
0.310% due 01/25/2038		2,555	2,284

Structured Asset Securities Corp.
0.300% due 10/25/2036		667	665
0.540% due 01/25/2033		561	516
0.600% due 08/25/2035		716	697
4.930% due 01/25/2035		719	674

Summit Lake CLO Ltd.
0.542% due 02/24/2018		22,000	20,586

Vanderbilt Mortgage Finance
7.600% due 06/07/2025		1,248	1,294

Venture CDO Ltd.
0.533% due 01/20/2022		30,500	28,193
0.823% due 11/26/2014		23,881	23,456

266	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Trust
0.340% due 04/25/2037		$2,009	$1,959

WMC Mortgage Loan Pass-Through Certificates
0.935% due 05/15/2030		150	142

Total Asset-Backed Securities (Cost $1,086,406)			1,090,781

SOVEREIGN ISSUES 6.4%

Canada Government International Bond
1.500% due 12/01/2012	CAD	354,000	363,876
1.750% due 03/01/2013		20,100	20,707

Canada Housing Trust No. 1
2.450% due 12/15/2015		306,700	310,128
3.950% due 12/15/2011		7,300	7,670
4.000% due 06/15/2012		9,000	9,552
4.550% due 12/15/2012		33,100	35,702
4.800% due 06/15/2012		12,400	13,281

Export-Import Bank of Korea
0.523% due 10/04/2011		$1,000	1,001
4.125% due 09/09/2015		2,000	2,054
5.875% due 01/14/2015		3,100	3,397
8.125% due 01/21/2014		105,700	121,206

Korea Development Bank
0.592% due 11/22/2012		2,200	2,158
3.250% due 03/09/2016		73,600	72,249
4.000% due 09/09/2016		10,000	10,117
4.375% due 08/10/2015		2,000	2,076
5.300% due 01/17/2013		3,000	3,167
8.000% due 01/23/2014		16,900	19,285

Korea Finance Corp.
3.250% due 09/20/2016		8,000	7,762

Korea Government Bond
4.875% due 09/22/2014		2,400	2,564
5.125% due 12/07/2016		3,900	4,180
5.750% due 04/16/2014		4,000	4,360

Korea Housing Finance Corp.
4.125% due 12/15/2015		2,500	2,555

Province of Ontario Canada
1.375% due 01/27/2014		250,000	249,292

Russia Government International Bond
7.500% due 03/31/2030		42,645	49,814

Societe Financement de l'Economie Francaise
0.503% due 07/16/2012		6,000	6,023
2.125% due 05/20/2012	EUR	12,500	17,821
2.375% due 03/26/2012		$13,100	13,236

Swedish Housing Finance Corp.
3.125% due 03/23/2012		9,000	9,254

Total Sovereign Issues (Cost $1,317,428)			1,364,487

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

CIT Group, Inc. (d)		122	5

Total Common Stocks (Cost $5)			5

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Wells Fargo & Co.
7.500% due 12/31/2049	33,630	$34,814

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032	428,000	2,964

Total Convertible Preferred Securities (Cost $23,418)		37,778

PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%

Citigroup, Inc.
6.150% due 03/06/2032	2,564,997	29,526

DG Funding Trust
0.685% due 03/06/2032	10,254	77,881

Farm Credit Bank
10.000% due 03/06/2032	38,600	43,352

Total Preferred Securities (Cost $180,829)		150,759

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 34.0%

CERTIFICATES OF DEPOSIT 2.2%

Banco Do Brasil S.A.
0.000% due 06/27/2011	$39,300	39,271
0.000% due 02/15/2012	102,900	103,674

Bank of Nova Scotia
0.603% due 10/18/2012	65,500	65,600

Intesa Sanpaolo SpA
2.375% due 12/21/2012	104,900	105,625

Itau Unibanco S.A.
1.450% due 06/13/2011	50,000	49,881
1.670% due 02/06/2012	50,500	49,762
1.700% due 09/12/2011	48,500	48,200

		462,013

COMMERCIAL PAPER 0.1%

Kells Funding LLC
0.230% due 04/15/2011	2,100	2,100
0.250% due 05/17/2011	11,600	11,597
0.280% due 06/10/2011	5,600	5,597
0.280% due 07/08/2011	4,900	4,896

Straight-A Funding LLC
0.230% due 05/09/2011	300	300
0.240% due 06/02/2011	1,700	1,699
0.254% due 05/17/2011	500	500

		26,689

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.4%

Banc of America Securities LLC
0.140% due 04/01/2011		$35,000	$35,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $35,707. Repurchase proceeds are $35,000.)

Barclays Capital, Inc.
0.140% due 04/15/2011		32,800	32,800
(Dated 03/10/2011. Collateralized by Fannie Mae 0.290% due 11/23/2012 valued at $27,383 and Freddie Mac 0.191% due 05/05/2011 valued at $6,122. Repurchase proceeds are $32,800.)

State Street Bank and Trust Co.
0.010% due 04/01/2011		5,420	5,420
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $5,530. Repurchase proceeds are $5,420.)

			73,220

SHORT-TERM NOTES 0.1%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		20,100	19,698

JAPAN TREASURY BILLS 5.0%
0.108% due 04/25/2011	JPY	88,590,000	1,064,964

U.S. TREASURY BILLS 0.4%
0.163% due 06/23/2011 - 09/15/2011 (e)(g)(i)		$92,704	92,668

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 25.8%
		551,328,916	5,523,213

Total Short-Term Instruments (Cost $7,273,656)			7,262,465

Total Investments 104.6% (Cost $22,023,482)			$22,363,191

Written Options (k) (0.3%) (Premiums $59,266)			(73,398)

Other Assets and Liabilities (Net) (4.3%)			(915,765)

Net Assets 100.0%			$21,374,028

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average yield.
(f)	Affiliated to the Fund.

See Accompanying Notes	Annual Report	March 31, 2011	267

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(g)	Securities with an aggregate market value of $41,286 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $21,215 at a weighted average interest rate of -0.564%. On March 31, 2011, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $47,323 and cash of $9 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
30-Day Federal Funds April Futures	Long	04/2011	2,244	$327
30-Day Federal Funds May Futures	Long	05/2011	1,102	138
90-Day Eurodollar December Futures	Long	12/2011	10,726	1,248
90-Day Eurodollar December Futures	Long	12/2012	1,022	(2,082)
90-Day Eurodollar June Futures	Long	06/2012	9,325	(3,263)
90-Day Eurodollar March Futures	Long	03/2012	14,155	2,982
90-Day Eurodollar September Futures	Long	09/2011	5,307	1,295
90-Day Eurodollar September Futures	Long	09/2012	3,621	(6,100)

				$(5,455)

(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Hospitality Properties Trust	BOA	(5.000%	)	06/20/2016	1.528%	$	7,500	$(1,270)	$(902)	$(368)
Lennar Corp.	BNP	(5.000%	)	09/20/2014	2.815%		5,000	(362)	(166)	(196)
Lennar Corp.	DUB	(5.000%	)	09/20/2014	2.815%		3,800	(275)	(126)	(149)

								$(1,907)	$(1,194)	$(713)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)		Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	1.050%	$	15,600	$(32)	$(204)	$172
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2013	0.559%		20,000	223	0	223
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%		19,800	(2)	(158)	156
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.009%		1,800	0	(16)	16
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.009%		2,600	0	(41)	41
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%		5,000	(18)	(22)	4
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.009%		25,000	(1)	(205)	204
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%		41,600	(4)	(340)	336
Brazil Government International Bond	HSBC	1.000%	03/20/2016	1.081%		21,300	(75)	(101)	26
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%		6,000	(1)	(57)	56
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.009%		1,900	0	(18)	18
Citigroup, Inc.	BCLY	1.000%	09/20/2011	0.218%		9,000	37	(64)	101
Citigroup, Inc.	GSC	1.000%	09/20/2011	0.218%		7,000	28	(30)	58
Citigroup, Inc.	JPM	1.000%	09/20/2011	0.218%		2,800	12	(15)	27
Citigroup, Inc.	UBS	1.000%	09/20/2011	0.218%		8,400	34	(50)	84
Emirate of Abu Dhabi	MSC	1.000%	12/20/2015	1.036%		36,300	(47)	18	(65)
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	1.956%		600	64	(13)	77
France Government Bond	CITI	0.250%	12/20/2015	0.693%		36,300	(725)	(946)	221
France Government Bond	GSC	0.250%	12/20/2015	0.693%		72,800	(1,455)	(1,950)	495
Gazprom OAO Via Morgan Stanley Bank AG	MSC	0.860%	11/20/2011	0.549%		38,400	197	0	197
General Electric Capital Corp.	BNP	1.250%	03/20/2013	0.606%		2,000	26	0	26
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.322%		6,200	149	328	(179)
General Electric Capital Corp.	CITI	4.000%	12/20/2013	0.742%		16,600	1,476	0	1,476
General Electric Capital Corp.	CITI	4.325%	12/20/2013	0.742%		10,200	997	0	997
General Electric Capital Corp.	DUB	0.800%	06/20/2011	0.325%		32,700	43	0	43
General Electric Capital Corp.	DUB	1.000%	09/20/2011	0.322%		11,300	40	(322)	362
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.322%		10,000	120	(500)	620
General Electric Capital Corp.	JPM	5.000%	09/20/2011	0.322%		4,800	115	240	(125)
Indonesia Government International Bond	CITI	1.000%	06/20/2011	0.270%		24,720	48	12	36
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.216%		3,200	(28)	(75)	47
Indonesia Government International Bond	HSBC	1.000%	06/20/2011	0.270%		8,240	16	5	11
Indonesia Government International Bond	MSC	1.000%	06/20/2011	0.270%		24,720	49	62	(13)
Indonesia Government International Bond	RBS	1.000%	06/20/2011	0.270%		24,720	48	46	2
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.270%		4,900	39	0	39
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.809%		63,800	489	508	(19)
Japan Government International Bond	BCLY	1.000%	06/20/2015	0.841%		16,600	113	258	(145)
Japan Government International Bond	BCLY	1.000%	12/20/2015	0.928%		20,400	72	358	(286)
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.965%		19,600	38	240	(202)
Japan Government International Bond	BNP	1.000%	09/20/2015	0.887%		25,000	128	413	(285)
Japan Government International Bond	BOA	1.000%	09/20/2015	0.887%		100,000	514	1,653	(1,139)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.928%		19,400	69	331	(262)

268	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)		Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%	$	34,400	$66	$476	$(410)
Japan Government International Bond	GSC	1.000%	03/20/2015	0.809%		53,600	411	516	(105)
Japan Government International Bond	GSC	1.000%	06/20/2015	0.841%		10,000	67	150	(83)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		15,600	30	129	(99)
Japan Government International Bond	MSC	1.000%	12/20/2015	0.928%		19,100	68	326	(258)
Japan Government International Bond	MSC	1.000%	06/20/2016	1.000%		10,000	(3)	0	(3)
Japan Government International Bond	RBS	1.000%	03/20/2016	0.965%		27,000	52	264	(212)
Japan Government International Bond	UBS	1.000%	12/20/2015	0.928%		19,400	68	311	(243)
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2011	0.289%		6,800	25	(8)	33
MetLife, Inc.	BCLY	1.000%	09/20/2013	0.774%		10,000	58	(417)	475
MetLife, Inc.	CITI	1.000%	03/20/2016	1.487%		12,700	(283)	(260)	(23)
MetLife, Inc.	GSC	1.000%	09/20/2015	1.370%		10,000	(154)	(507)	353
Mexico Government International Bond	BCLY	1.000%	09/20/2015	0.956%		14,900	33	(115)	148
Mexico Government International Bond	CSFB	1.000%	09/20/2015	0.956%		25,000	55	(205)	260
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.021%		44,400	(30)	(252)	222
Mexico Government International Bond	HSBC	1.000%	09/20/2015	0.956%		33,600	73	(260)	333
Morgan Stanley	JPM	1.000%	06/20/2011	0.290%		300	0	1	(1)
Morgan Stanley	UBS	1.000%	09/20/2011	0.290%		100	1	0	1
New Jersey State General Obligation Bonds, Series 2001	GSC	1.220%	09/20/2011	0.552%		25,000	89	0	89
Panama Government International Bond	MSC	0.750%	01/20/2012	0.269%		500	3	0	3
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		26,900	98	(234)	332
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.285%		6,000	(71)	(171)	100
Russia Government International Bond	CITI	1.000%	03/20/2016	1.246%		31,400	(353)	(778)	425
SLM Corp.	GSC	5.000%	09/20/2011	0.427%		30,000	703	(225)	928
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		3,000	(174)	(197)	23
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		2,900	(168)	(193)	25
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.425%		22,300	504	136	368
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.425%		16,700	378	111	267
United Kingdom Gilt	CSFB	1.000%	03/20/2016	0.538%		14,000	312	270	42
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.397%		200	4	1	3
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.425%		28,200	638	166	472
United Kingdom Gilt	GSC	1.000%	03/20/2016	0.538%		16,700	372	332	40
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		53,900	1,218	283	935
Vodafone Group PLC	GSC	1.000%	09/20/2015	0.658%		10,000	151	83	68

							$7,037	$(922)	$7,959

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date		Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BCLY	5.000%	12/20/2014	$	27,600	$3,052	$2,760	$292
CDX.EM-12 5-Year Index	UBS	5.000%	12/20/2014		15,300	1,692	1,522	170
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		141,800	17,134	16,949	185
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015		400	49	46	3
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		39,300	4,749	4,664	85
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		5,500	665	687	(22)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		56,300	6,804	6,358	446
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		6,100	737	689	48
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		18,200	2,199	2,168	31
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		10,400	1,368	1,334	34
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		23,800	3,132	3,106	26
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		6,300	829	808	21
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		7,100	935	927	8
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		12,600	1,658	1,613	45
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		3,500	491	471	20
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		1,600	225	217	8
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012		37,362	150	0	150
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		8,666	35	0	35
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		10,015	46	0	46
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		62,100	2,153	310	1,843
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		70,825	2,456	(250)	2,706
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012		21,412	244	0	244
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012		38,869	449	0	449
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		4,437	48	0	48
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		9,549	106	0	106
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		10,899	112	0	112
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013		13,696	120	0	120
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		81,900	615	(402)	1,017
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		19,100	143	(78)	221

						$52,396	$43,899	$8,497

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

See Accompanying Notes	Annual Report	March 31, 2011	269

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value		Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC	BRL	36,800	$	232	$65	$167
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		75,700		477	124	353
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		128,400		1,360	76	1,284
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		145,800		1,545	72	1,473
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		57,700		535	246	289
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		242,400		2,245	490	1,755
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		56,300		222	0	222
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		34,500		148	0	148
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		95,100		415	(38)	453
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		5,300		52	26	26
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		15,700		116	29	87
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		58,100		1,808	(31)	1,839
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		540,800		27,385	(391)	27,776
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		23,600		66	0	66
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		36,500		62	(26)	88
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		118,400		389	30	359
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		58,500		192	15	177
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		122,200		317	223	94
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		163,400		425	173	252
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		17,100		(19)	19	(38)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		19,000		(18)	19	(37)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		31,700		134	49	85
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		115,100		141	0	141
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		15,800		91	39	52
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		127,200		917	515	402
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		239,400		2,183	567	1,616
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		128,300		853	413	440
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		266,400		2,124	10	2,114
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BNP		127,700		1,355	0	1,355
Pay	1-Year BRL-CDI	12.830%	01/02/2013	HSBC		138,200		1,514	0	1,514
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		17,000		(83)	(3)	(80)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		18,200		(10)	81	(91)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		17,200		32	0	32
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		33,000		117	(7)	124
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		17,100		78	47	31
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		2,600		23	12	11
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		8,600		80	56	24
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BNP		171,100		928	0	928
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		2,600		29	17	12

							$	48,460	$2,917	$45,543

(k)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	2,892	$2,303	$(2,187)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	9,931	5,564	(1,947)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	9,931	4,608	(5,367)

				$12,475	$(9,501)

270	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	277,700	$569	$(1,147)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		214,100	1,801	(3,126)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		25,700	175	(375)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		864,200	7,483	(12,616)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		43,000	385	(550)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		420,300	3,856	(5,380)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		173,600	1,929	(2,222)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		468,900	4,867	(7,309)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		71,900	782	(920)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		74,800	710	(957)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		326,400	3,199	(5,088)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		342,600	2,562	(4,385)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		172,100	4,255	(5,209)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		57,300	1,439	(1,734)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		57,100	794	(376)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		28,500	389	(188)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		28,600	393	(189)

								$35,588	$(51,771)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	43,500	$137	$(76)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		43,500	135	(44)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		34,100	73	(79)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		34,100	140	(99)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		157,500	614	(364)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		157,500	725	(457)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	06/15/2011		79,700	247	(139)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		79,700	239	(81)
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011		138,700	749	(403)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.300%	09/21/2011		18,200	83	(72)
Put - OTC iTraxx Europe 14 5-Year Index	BNP	Sell	1.500%	09/21/2011	EUR	374,700	2,570	(1,565)

							$5,712	$(3,379)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	JPY	79.000	04/21/2011	$	15,400	$63	$(8)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	141,200	$745	$(1,184)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		128,900	655	(1,081)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		240,900	2,664	(4,259)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		125,600	1,364	(2,215)

						$5,428	$(8,739)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	48	$6,512,200	EUR	0	$45,420
Sales	23,210	9,187,500		1,936,000	82,136
Closing Buys	(504)	(7,697,600)		(1,561,300)	(54,504)
Expirations	0	(659,900)		0	(3,711)
Exercised	0	(2,256,900)		0	(10,075)

Balance at 03/31/2011	22,754	$5,085,300	EUR	374,700	$59,266

See Accompanying Notes	Annual Report	March 31, 2011	271

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(l)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2041	$1,400	$1,466	$(1,463)
Fannie Mae	5.500%	03/01/2041	1,000	1,066	(1,069)
Ginnie Mae	6.000%	11/15/2038	37	41	(41)

				$2,573	$(2,573)

(m)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	63,000	04/2011	RBS	$3,367	$0	$3,367
Buy	BRL	559,477	05/2011	HSBC	11,690	0	11,690
Buy		4,839	09/2011	BOA	266	0	266
Buy		4,835	09/2011	MSC	264	0	264
Sell	CAD	71,461	06/2011	BNP	0	(462)	(462)
Buy		13,585	06/2011	DUB	251	0	251
Sell	CHF	44,094	05/2011	BNP	0	(1,084)	(1,084)
Buy		4,298	05/2011	MSC	79	0	79
Buy	CNY	147,904	04/2011	BCLY	253	0	253
Sell		360,243	04/2011	CITI	0	(95)	(95)
Buy		65,940	04/2011	CSFB	109	0	109
Buy		349,700	04/2011	DUB	1,327	0	1,327
Buy		57,423	04/2011	HSBC	93	0	93
Buy		32,949	04/2011	JPM	52	0	52
Sell		100,000	04/2011	JPM	0	(34)	(34)
Buy		6,327	04/2011	MSC	11	0	11
Sell		200,000	04/2011	SOG	0	(55)	(55)
Buy		15,085	11/2011	BCLY	3	(11)	(8)
Buy		63,611	11/2011	CITI	16	0	16
Buy		4,671	11/2011	HSBC	0	(5)	(5)
Buy		33,220	11/2011	JPM	0	(31)	(31)
Buy		3,061	11/2011	RBS	1	0	1
Buy		5,561	02/2012	BCLY	0	(6)	(6)
Buy		248,917	02/2012	CITI	75	0	75
Buy		100,000	02/2012	JPM	66	0	66
Buy		200,000	02/2012	SOG	119	0	119
Buy		111,326	02/2013	CITI	20	0	20
Buy	EUR	9,156	04/2011	BNP	0	(9)	(9)
Buy		3,315	04/2011	CITI	62	0	62
Sell		73,096	04/2011	CITI	0	(4,908)	(4,908)
Sell		77,073	04/2011	DUB	0	(2,945)	(2,945)
Sell		16,067	04/2011	JPM	0	(998)	(998)
Sell		201,138	04/2011	MSC	0	(14,503)	(14,503)
Buy		5,437	04/2011	RBC	152	0	152
Sell		138,070	04/2011	RBC	0	(10,248)	(10,248)
Buy		11,302	04/2011	UBS	106	0	106
Sell	GBP	44,555	06/2011	BOA	121	0	121
Buy	IDR	47,662,200	04/2011	BCLY	73	0	73
Sell		100,000,000	04/2011	BOA	0	(22)	(22)
Buy		155,136,829	04/2011	CITI	691	0	691
Sell		101,000,000	04/2011	CITI	0	(11)	(11)
Buy		132,715,900	04/2011	JPM	340	0	340
Buy		55,653,000	04/2011	MSC	291	0	291
Buy		109,096,000	07/2011	CITI	487	0	487
Buy		18,775,500	07/2011	HSBC	119	0	119
Buy		56,925,000	07/2011	JPM	287	0	287
Buy		36,030,000	10/2011	CITI	162	0	162
Buy		110,389,000	10/2011	DUB	517	0	517
Buy		197,012,000	10/2011	RBS	842	0	842
Buy		100,000,000	01/2012	BOA	67	0	67
Buy		101,000,000	01/2012	CITI	30	0	30
Buy	INR	781,095	05/2011	BCLY	461	0	461
Buy		222,960	05/2011	BOA	183	0	183
Buy		452,000	05/2011	CITI	275	0	275
Buy		502,000	05/2011	GSC	282	0	282
Buy		1,210,280	05/2011	JPM	855	0	855
Buy		313,591	05/2011	MSC	209	0	209
Buy		250,000	08/2011	DUB	115	0	115
Buy		369,146	08/2011	HSBC	153	0	153
Sell	JPY	58,050,000	04/2011	BOA	8,243	0	8,243
Buy		23,831	04/2011	CITI	0	(1)	(1)
Sell		36,308,170	04/2011	CITI	7,249	0	7,249

272	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	2,288,257	04/2011	RBS	$0	$(33)	$(33)
Buy	KRW	3,773,200	05/2011	BCLY	66	0	66
Buy		3,414,900	05/2011	BOA	108	0	108
Buy		25,834,940	05/2011	CITI	538	0	538
Buy		4,077,991	05/2011	GSC	80	0	80
Buy		5,573,250	05/2011	HSBC	167	0	167
Buy		112,557,522	05/2011	JPM	4,440	0	4,440
Buy		70,547,978	05/2011	MSC	1,403	0	1,403
Buy		4,962,000	05/2011	RBS	130	0	130
Buy		3,600,650	05/2011	UBS	177	0	177
Buy		3,110,520	08/2011	CITI	55	0	55
Buy		2,784,431	08/2011	GSC	50	0	50
Buy		1,450,460	08/2011	MSC	23	0	23
Buy		1,819,000	08/2011	RBS	17	0	17
Buy	MXN	32,769	07/2011	CITI	32	0	32
Buy		30,921	07/2011	DUB	78	0	78
Buy		3,335,093	07/2011	HSBC	5,620	0	5,620
Buy		74,672	07/2011	MSC	125	0	125
Buy		41,615	07/2011	UBS	69	0	69
Buy	MYR	28,100	08/2011	BCLY	163	0	163
Buy		54,220	08/2011	CITI	288	0	288
Buy		15,730	08/2011	HSBC	71	0	71
Buy		9,200	08/2011	JPM	45	0	45
Buy	NOK	30,205	05/2011	BCLY	72	0	72
Buy		3,356	05/2011	RBS	14	0	14
Buy	PHP	89,208	04/2011	BCLY	0	(44)	(44)
Buy		110,000	04/2011	BOA	35	0	35
Buy		191,452	04/2011	CITI	17	(15)	2
Sell		170,000	04/2011	HSBC	0	(1)	(1)
Buy		186,628	04/2011	JPM	27	(16)	11
Sell		221,700	04/2011	JPM	0	(21)	(21)
Sell		185,587	04/2011	MSC	0	(3)	(3)
Buy		1,166,864	06/2011	BCLY	706	0	706
Buy		32,000	06/2011	BOA	0	(4)	(4)
Buy		593,510	06/2011	CITI	92	(55)	37
Buy		202,395	06/2011	DUB	30	(7)	23
Buy		87,129	06/2011	HSBC	18	0	18
Buy		849,125	06/2011	JPM	274	(11)	263
Buy		76,098	06/2011	RBS	0	(16)	(16)
Buy		284,122	11/2011	BCLY	140	0	140
Buy		857,908	11/2011	CITI	231	(19)	212
Buy		118,935	11/2011	DUB	39	0	39
Buy		118,584	11/2011	GSC	31	0	31
Buy		351,372	11/2011	JPM	110	(18)	92
Buy		170,000	03/2012	HSBC	2	0	2
Buy		221,700	03/2012	JPM	24	0	24
Buy		185,587	03/2012	MSC	5	0	5
Buy	RUB	182,511	04/2011	BCLY	89	0	89
Sell		182,511	04/2011	BCLY	17	0	17
Buy		46,352	04/2011	JPM	30	0	30
Sell		46,352	04/2011	JPM	0	0	0
Buy		182,511	07/2011	BCLY	0	(13)	(13)
Buy	SEK	8,262	05/2011	MSC	13	0	13
Buy	SGD	14,578	05/2011	CITI	66	0	66
Buy		43,079	06/2011	BOA	499	0	499
Buy		2,701	06/2011	CITI	43	0	43
Buy		15,612	06/2011	DUB	409	0	409
Buy		19,054	06/2011	GSC	419	0	419
Buy		14,402	06/2011	JPM	328	0	328
Buy		12,878	06/2011	RBS	434	0	434
Buy		5,800	09/2011	BCLY	67	0	67
Buy		11,200	09/2011	CITI	132	0	132
Buy		9,700	09/2011	DUB	93	0	93
Buy		18,417	09/2011	JPM	179	0	179
Buy		12,700	09/2011	RBS	136	0	136
Buy	TRY	90,243	07/2011	JPM	539	0	539
Buy	TWD	102,955	04/2011	BCLY	9	0	9
Sell		102,955	04/2011	BCLY	0	(3)	(3)
Buy		61,626	04/2011	BOA	71	0	71
Sell		61,626	04/2011	BOA	0	(5)	(5)
Buy		178,092	04/2011	DUB	109	0	109
Sell		178,092	04/2011	DUB	0	(15)	(15)
Buy		60,000	04/2011	GSC	5	0	5
Sell		60,000	04/2011	GSC	0	(5)	(5)
Buy		70,000	04/2011	HSBC	6	0	6

See Accompanying Notes	Annual Report	March 31, 2011	273

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	TWD	70,000	04/2011	HSBC	$0	$(6)	$(6)
Buy		70,000	04/2011	JPM	62	0	62
Sell		70,000	04/2011	JPM	0	(7)	(7)
Buy		102,955	01/2012	BCLY	6	0	6
Buy		60,000	01/2012	GSC	7	0	7
Buy		70,000	01/2012	HSBC	8	0	8
Buy		70,000	01/2012	JPM	10	0	10
Buy	ZAR	25,787	04/2011	JPM	99	0	99
Buy		25,813	04/2011	MSC	103	0	103
Buy		448,825	07/2011	CITI	1,247	0	1,247
Buy		14,631	07/2011	HSBC	27	0	27
Buy		22,805	09/2011	BCLY	292	0	292
Buy		11,399	09/2011	MSC	146	0	146
Buy		10,640	09/2011	UBS	136	0	136

					$61,882	$(35,745)	$26,137

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$297,873	$3,968	$301,841
Corporate Bonds & Notes
Banking & Finance	0	4,692,250	24,024	4,716,274
Industrials	0	1,547,707	2,219	1,549,926
Utilities	0	769,523	0	769,523
Convertible Bonds & Notes
Banking & Finance	0	23,911	0	23,911
Industrials	0	80,605	0	80,605
Municipal Bonds & Notes
California	0	42,739	0	42,739
Illinois	0	67,513	0	67,513
Louisiana	0	35,747	0	35,747
New Jersey	0	12,590	0	12,590
U.S. Government Agencies	0	2,857,256	2,434	2,859,690
Mortgage-Backed Securities	0	1,996,523	34	1,996,557
Asset-Backed Securities	0	575,484	515,297	1,090,781
Sovereign Issues	0	1,364,487	0	1,364,487
Common Stocks
Financials	5	0	0	5
Convertible Preferred Securities
Banking & Finance	34,814	0	0	34,814
Industrials	0	2,964	0	2,964
Preferred Securities
Banking & Finance	0	72,878	77,881	150,759
Short-Term Instruments
Certificates of Deposit	0	462,013	0	462,013

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Commercial Paper	$0	$26,689	$0	$26,689
Repurchase Agreements	0	73,220	0	73,220
Short-Term Notes	0	19,698	0	19,698
Japan Treasury Bills	0	1,064,964	0	1,064,964
U.S. Treasury Bills	0	92,668	0	92,668
PIMCO Short-Term Floating NAV Portfolio	5,523,213	0	0	5,523,213
	$5,558,032	$16,179,302	$625,857	$22,363,191

Short Sales, at value	$0	$(2,573)	$0	$(2,573)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	20,635	0	20,635
Foreign Exchange Contracts	0	61,882	0	61,882
Interest Rate Contracts	5,990	45,789	0	51,779
	$5,990	$128,306	$0	$134,296

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(8,271)	0	(8,271)
Foreign Exchange Contracts	0	(35,753)	0	(35,753)
Interest Rate Contracts	(11,445)	(61,518)	(8,739)	(81,702)
	$(11,445)	$(105,542)	$(8,739)	$(125,726)

Totals	$5,552,577	$16,199,493	$617,118	$22,369,188

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Bank Loan Obligations	$0	$4,000	$0	$0	$0	$(32)	$0	$0	$3,968	$(32)
Corporate Bonds & Notes
Banking & Finance	27,874	0	0	(30)	0	2,193	8,338	(14,351)	24,024	1,916
Industrials	0	0	0	0	0	0	2,219	0	2,219	0
U.S. Government Agencies	3,162	0	(706)	(1)	(6)	(15)	0	0	2,434	(22)
Mortgage-Backed Securities	9,681	0	(10)	79	0	476	0	(10,192)	34	0
Asset-Backed Securities	326,877	241,566	(63,302)	4,584	2,877	2,695	0	0	515,297	1,458
Preferred Securities
Banking & Finance	131,009	1,842	(16,644)	0	0	(8,800)	0	(29,526)	77,881	(5,690)

	$498,603	$247,408	$(80,662)	$4,632	$2,871	$(3,483)	$10,557	$(54,069)	$625,857	$(2,370)

274	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$(139)	$0	$0	$0	$191	$(52)	$0	$0	$0	$0
Interest Rate Contracts	(115)	0	(5,428)	0	510	(3,706)	0	0	(8,739)	(3,311)

	$(254)	$0	$(5,428)	$0	$701	$(3,758)	$0	$0	$(8,739)	$(3,311)

Totals	$498,349	$247,408	$(86,090)	$4,632	$3,572	$(7,241)	$10,557	$(54,069)	$617,118	$(5,681)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$4,428	$4,428
Unrealized appreciation on foreign currency contracts	0	0	0	61,882	0	61,882
Unrealized appreciation on swap agreements	0	20,635	0	0	45,789	66,424

	$0	$20,635	$0	$61,882	$50,217	$132,734

Liabilities:
Written options outstanding	$0	$3,379	$0	$8	$70,011	$73,398
Unrealized depreciation on foreign currency contracts	0	0	0	35,745	0	35,745
Unrealized depreciation on swap agreements	0	4,892	0	0	246	5,138

	$0	$8,271	$0	$35,753	$70,257	$114,281

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$73,541	$0	$3,202	$70,330	$147,073
Net realized (loss) on foreign currency transactions	0	0	0	(86,585)	0	(86,585)

	$0	$73,541	$0	$(83,383)	$70,330	$60,488

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$4,487	$0	$(143)	$(77,634)	$(73,290)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	17,742	0	17,742

	$0	$4,487	$0	$17,599	$(77,634)	$(55,548)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(5,455) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2011	275

Schedule of Investments PIMCO Low Duration Fund (Cont.)

March 31, 2011

(p)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$52,353	$(51,790)	$563
BNP	(399)	590	191
BOA	5,830	(5,650)	180
CITI	3,312	(3,530)	(218)
CSFB	608	(280)	328
DUB	(1,733)	720	(1,013)
GSC	634	(170)	464
HSBC	31,637	(28,960)	2,677
JPM	7,939	(6,710)	1,229
MLP	4,584	(4,480)	104
MSC	(11,791)	11,251	(540)
RBC	(10,114)	8,846	(1,268)
RBS	(18,703)	17,758	(945)
SOG	64	0	64
UBS	4,005	(3,870)	135

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

276	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Money Market Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 100.0%

CERTIFICATES OF DEPOSIT 2.0%

BNP Paribas
0.260% due 04/01/2011	$1,500	$1,500

Standard Chartered Bank
0.240% due 04/11/2011	5,000	5,000

Toronto-Dominion Bank
0.225% due 04/15/2011	5,700	5,700

		12,200

FINANCIAL COMPANY COMMERCIAL PAPER 6.7%

BNP Paribas
0.250% due 04/07/2011	2,900	2,900

BPCE S.A.
0.350% due 04/13/2011	7,000	6,999

Citigroup Funding, Inc.
0.240% due 04/27/2011	700	700
0.270% due 05/03/2011	5,500	5,499

Nordea North America
0.200% due 04/15/2011	6,700	6,699

Rabobank USA Financial Co.
0.330% due 04/04/2011	12,000	12,000

Societe Generale
0.280% due 05/02/2011	6,500	6,498

		41,295

GOVERNMENT AGENCY DEBT 21.2%

American Express Bank FSB
3.150% due 12/09/2011 (a)	14,484	14,764

Citigroup, Inc.
2.875% due 12/09/2011 (a)	13,627	13,866

Federal Home Loan Bank
0.155% due 07/25/2011	27,000	26,994
0.184% due 10/27/2011	10,000	9,998

General Electric Capital Corp.
3.000% due 12/09/2011 (a)	9,417	9,589

HSBC USA, Inc.
3.125% due 12/16/2011 (a)	5,000	5,097

JPMorgan Chase & Co.
3.125% due 12/01/2011 (a)	2,500	2,546

Morgan Stanley
3.250% due 12/01/2011 (a)	6,000	6,116

Regions Bank
3.250% due 12/09/2011 (a)	25,093	25,598

Straight-A Funding LLC
0.250% due 04/04/2011	6,000	6,000

SunTrust Bank
3.000% due 11/16/2011 (a)	9,000	9,147

		129,715

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GOVERNMENT AGENCY REPURCHASE AGREEMENTS 12.5%

Citigroup Global Markets, Inc.
0.150% due 04/01/2011	$6,600	$6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,733. Repurchase proceeds are $6,600.)

Goldman Sachs & Co.
0.160% due 04/01/2011	20,000	20,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $20,594. Repurchase proceeds are $20,000.)

RBS Securities, Inc.
0.160% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 02/13/2017 valued at $51,050. Repurchase proceeds are $50,000.)

		76,600

OTHER COMMERCIAL PAPER 0.3%

BP Capital Markets PLC
0.870% due 11/07/2011	2,000	1,990

OTHER NOTES 3.3%

AT&T Corp.
7.300% due 11/15/2011	1,061	1,105

Bear Stearns Cos. LLC
0.501% due 11/28/2011	1,300	1,300

Goldman Sachs Group, Inc.
0.491% due 02/06/2012	580	579

HSBC Finance Corp.
6.375% due 10/15/2011	3,000	3,093

Metropolitan Life Global Funding I
0.703% due 07/13/2011	1,500	1,500
5.125% due 11/09/2011	2,328	2,393

Svenska Handelsbanken AB
0.453% due 07/01/2011	10,000	10,000

		19,970

TREASURY REPURCHASE AGREEMENTS 54.0%

Banc of America Securities LLC
0.140% due 04/01/2011	22,400	22,400
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $22,913. Repurchase proceeds are $22,400.)

Barclays Capital, Inc.
0.130% due 04/01/2011	27,300	27,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $27,887. Repurchase proceeds are $27,300.)

BNP Paribas Securities Corp.
0.120% due 04/01/2011	20,000	20,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $20,461. Repurchase proceeds are $20,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	$600	$600
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $614. Repurchase proceeds are $600.)
0.140% due 04/01/2011	24,200	24,200
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes1.375% - 2.625% due 05/15/2013 - 04/30/2016 valued at $24,706. Repurchase proceeds are $24,200)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	92,800	92,800
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 03/31/2013 valued at $94,631. Repurchase proceeds are $92,800.)

J.P. Morgan Securities, Inc.
0.140% due 04/01/2011	20,000	20,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.875% due 03/31/2018 valued at $20,416. Repurchase proceeds are $20,000.)

Morgan Stanley & Co., Inc.
0.140% due 04/01/2011	56,000	56,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.000% - 1.250% due 09/30/2011 - 09/30/2015 valued at $57,179. Repurchase proceeds $56,000

RBS Securities, Inc.
0.150% due 04/01/2011	42,800	42,800
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 05/15/2013 valued at $43,646. Repurchase proceeds are $42,800.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	308	308
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $315. Repurchase proceeds are $308.)

TD Securities (USA) LLC
0.140% due 04/01/2011	25,000	25,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $25,402. Repurchase proceeds are $25,000.)

		331,408

Total Short-Term Instruments (Cost $613,178)		613,178

Total Investments 100.0% (Cost $613,178)		$613,178

Other Assets and Liabilities (Net) 0.0%		12

Net Assets 100.0%		$613,190

Notes to Schedule of Investments (amounts in thousands):

(a)	FDIC guaranteed through Treasury Liquidity Guarantee Program.
(b)	Fair Value Measurements (1)

See Accompanying Notes	Annual Report	March 31, 2011	277

Schedule of Investments PIMCO Money Market Fund (Cont.)

March 31, 2011

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Short-Term Instruments
Certificates of Deposit	$0	$12,200	$0	$12,200
Financial Company Commercial Paper	0	41,295	0	41,295
Government Agency Debt	0	129,715	0	129,715
Government Agency Repurchase Agreements	0	76,600	0	76,600

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Other Commercial Paper	$0	$1,990	$0	$1,990
Other Notes	0	19,970	0	19,970
Treasury Repurchase Agreements	0	331,408	0	331,408
	$0	$613,178	$0	$613,178

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

278	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 113.7%

Fannie Mae
0.000% due 07/25/2022 (c)	$30	$26
0.310% due 12/25/2036	5,330	5,245
0.370% due 03/25/2034	985	973
0.400% due 08/25/2034 - 10/25/2035	11,873	11,630
0.490% due 06/25/2033	121	115
0.509% due 06/25/2032	330	333
0.550% due 03/25/2018	553	555
0.590% due 11/25/2032	230	221
0.600% due 11/25/2032	26	26
0.654% due 04/18/2028	5	5
0.700% due 05/25/2023	742	744
0.750% due 03/25/2017 - 07/25/2034	1,990	1,994
0.760% due 10/25/2031	155	156
0.931% due 02/25/2024	519	524
1.000% due 02/17/2026	8,000	7,996
1.250% due 04/25/2032	499	509
1.281% due 04/25/2023	2	2
1.356% due 05/01/2033	440	448
1.518% due 08/01/2042 - 10/01/2044	3,574	3,587
1.824% due 08/01/2027	739	763
1.875% due 03/01/2032	86	89
2.028% due 01/01/2035	516	540
2.039% due 01/01/2035	166	173
2.040% due 02/01/2035	92	96
2.044% due 01/01/2035	110	114
2.053% due 01/01/2035	166	173
2.056% due 05/01/2035	601	625
2.057% due 05/01/2035	97	101
2.059% due 03/01/2035	18	18
2.111% due 03/01/2035	96	99
2.114% due 02/01/2035	224	232
2.137% due 12/01/2034	15	15
2.144% due 01/01/2035	97	101
2.145% due 12/01/2034	152	157
2.199% due 12/01/2034	739	766
2.238% due 04/01/2035	711	737
2.272% due 03/01/2035	49	51
2.297% due 11/01/2034	49	51
2.320% due 11/01/2035	216	221
2.342% due 02/01/2035	63	66
2.375% due 03/01/2027	91	95
2.378% due 02/01/2035	132	138
2.385% due 10/01/2028 - 02/01/2035	159	166
2.400% due 12/01/2035	858	899
2.490% due 10/01/2035	42	44
2.491% due 04/01/2033	239	251
2.544% due 05/01/2035	306	321
2.558% due 05/25/2035	409	421
2.574% due 07/01/2035	108	113
2.585% due 02/01/2035	118	123
2.604% due 07/01/2035	233	245
2.623% due 09/01/2034	724	751
2.639% due 08/01/2036	1,445	1,524
2.643% due 10/01/2035	144	151
2.650% due 06/01/2030	17	17
2.838% due 07/01/2035	146	154
2.880% due 10/01/2032	270	273
2.884% due 09/01/2035	667	701
3.500% due 09/01/2025 - 12/01/2040	13,966	13,633
3.569% due 02/01/2036	345	347
4.000% due 06/01/2013 - 05/01/2041	61,242	60,659
4.289% due 05/01/2023	13	14
4.500% due 08/01/2020 - 04/01/2041	65,672	67,262
5.000% due 08/01/2013 - 05/01/2041	46,865	49,442
5.075% due 11/01/2018	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.324% due 11/01/2035	$405	$432
5.340% due 11/01/2035	468	500
5.500% due 08/01/2024 - 05/01/2041	26,601	28,531
5.990% due 08/01/2017	1,100	1,185
6.000% due 07/01/2017 - 04/01/2041	34,191	37,406
6.500% due 06/01/2021 - 03/01/2041	23,694	26,794
7.000% due 09/25/2023	2	2
7.500% due 09/01/2034	3	3
7.750% due 08/25/2022	31	35
8.200% due 04/25/2025	6	6

Federal Housing Administration
7.430% due 06/01/2019	226	223

Freddie Mac
0.220% due 05/04/2011	68	68
0.405% due 08/15/2019	1,340	1,334
0.555% due 04/15/2017	36	36
0.655% due 06/15/2032 - 12/15/2032	499	500
0.705% due 12/15/2031	277	278
0.755% due 09/15/2030	28	28
1.212% due 02/15/2021	468	468
1.513% due 10/25/2044	2,234	2,204
1.518% due 02/25/2045	553	539
2.379% due 02/01/2035	24	26
2.477% due 01/01/2035	119	125
2.489% due 01/01/2034	46	48
2.500% due 02/01/2035	24	25
2.505% due 11/01/2031	66	70
2.607% due 01/01/2035	2,179	2,292
2.611% due 02/01/2028	160	162
2.620% due 04/01/2035	215	223
2.622% due 04/01/2035	171	177
2.625% due 07/01/2030	9	9
2.654% due 10/01/2036	862	907
2.661% due 02/01/2035	68	72
2.664% due 03/01/2035	43	45
2.677% due 05/01/2032	35	36
2.753% due 03/01/2034	1,000	1,054
2.772% due 06/01/2035	83	88
2.821% due 02/01/2018	38	40
2.833% due 09/01/2035	551	579
3.002% due 09/01/2035	2,530	2,659
3.500% due 12/15/2022	1	1
3.523% due 08/01/2036	98	103
4.000% due 07/01/2039 - 04/01/2041	18,632	18,275
4.500% due 03/15/2021 - 04/01/2041	36,001	36,524
4.565% due 11/01/2028	4	4
4.644% due 03/01/2035	235	245
4.760% due 08/01/2025	5	5
5.000% due 09/01/2033 - 04/01/2041	20,960	21,868
5.159% due 05/01/2035	331	353
5.500% due 12/01/2017 - 05/01/2040	33,745	36,084
6.000% due 01/01/2038 - 04/01/2041	17,272	18,784
6.500% due 12/15/2023 - 05/15/2028	1,014	1,123
8.000% due 06/15/2026	16	18

Ginnie Mae
0.454% due 02/16/2032 - 07/16/2032	282	281
0.503% due 08/16/2032	1,172	1,169
0.804% due 04/16/2032	248	249
2.500% due 12/20/2021	7	8
2.625% due 07/20/2022 - 08/20/2026	35	36
3.375% due 02/20/2017 - 03/20/2027	22	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 02/20/2018 - 05/01/2041	$15,407	$14,667
4.000% due 03/20/2016 - 05/01/2041	9,046	9,003
4.500% due 08/20/2033 - 05/01/2041	42,207	43,490
5.000% due 05/01/2041	9,000	9,508
5.500% due 02/15/2038 - 05/01/2041	13,712	14,821
6.000% due 02/15/2032 - 05/01/2041	12,404	13,639
6.500% due 07/15/2024 - 05/01/2041	3,034	3,439
7.500% due 08/15/2027	3	3

Total U.S. Government Agencies (Cost $584,525)		590,954

MORTGAGE-BACKED SECURITIES 14.6%

American Home Mortgage Assets
0.540% due 08/25/2037	2,000	333

American Home Mortgage Investment Trust
0.490% due 05/25/2047	342	41

Banc of America Funding Corp.
0.544% due 05/20/2035	177	110
5.864% due 01/20/2047	1,360	968

Banktrust Mortgage Trust
5.700% due 12/01/2023	32	30

Bear Stearns Alt-A Trust
0.470% due 12/25/2046 (a)	103	2
4.198% due 08/25/2036 (a)	5,863	1,900
5.233% due 11/25/2036	2,319	1,540

CBA Commercial Small Balance Commercial Mortgage
0.530% due 12/25/2036	629	530

CC Mortgage Funding Corp.
0.380% due 05/25/2048	1,812	833
0.530% due 01/25/2035	105	83

Citigroup Mortgage Loan Trust, Inc.
1.050% due 08/25/2035	1,179	932

Commercial Mortgage Pass-Through Certificates
0.480% due 02/05/2019	2,000	1,985

Countrywide Alternative Loan Trust
0.454% due 07/20/2046	264	119
0.460% due 05/25/2035	1,014	682
0.480% due 08/25/2046	237	43
0.500% due 09/25/2046	450	93
0.500% due 10/25/2046	256	98
0.509% due 07/25/2046	450	88
0.520% due 05/25/2036	245	52
0.534% due 09/20/2046	448	74
0.590% due 10/25/2046	450	43
0.600% due 06/25/2037	390	68
0.620% due 11/25/2035	87	19
0.670% due 12/25/2035	139	54

Countrywide Home Loan Mortgage Pass-Through Trust
0.540% due 02/25/2035	30	20
0.540% due 04/25/2035	631	426
0.550% due 04/25/2046	280	58
0.570% due 03/25/2035	476	321
0.590% due 03/25/2036	155	48
0.600% due 02/25/2036	158	43
0.710% due 09/25/2034	555	170
3.291% due 04/25/2035	1,223	805
4.980% due 02/25/2047	3,485	2,371
5.103% due 03/25/2037	3,433	2,042

Greenpoint Mortgage Funding Trust
0.450% due 10/25/2046	432	108
0.450% due 12/25/2046	450	88
0.480% due 06/25/2045	494	324

See Accompanying Notes	Annual Report	March 31, 2011	279

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.520% due 04/25/2036	$242	$46
0.570% due 09/25/2046 (a)	442	20
0.590% due 10/25/2046	439	68

GSR Mortgage Loan Trust
0.509% due 08/25/2046	319	80

Harborview Mortgage Loan Trust
0.503% due 09/19/2046	210	44

Homebanc Mortgage Trust
0.430% due 12/25/2036	444	343

Indymac Index Mortgage Loan Trust
0.450% due 11/25/2046	429	135
0.500% due 02/25/2037	450	129

JPMorgan Alternative Loan Trust
0.748% due 06/27/2037	5,156	4,394

JPMorgan Chase Commercial Mortgage Securities Corp.
0.630% due 07/15/2019	10,175	9,600
2.175% due 06/15/2043 (b)	22,054	1,899
4.388% due 02/15/2046	2,000	2,007

MASTR Adjustable Rate Mortgages Trust
0.550% due 05/25/2047	450	158
0.590% due 05/25/2047	450	67

MASTR Alternative Loans Trust
0.650% due 03/25/2036	1,632	519

Mellon Residential Funding Corp.
0.955% due 11/15/2031	365	351

Morgan Stanley Dean Witter Capital I
5.500% due 04/25/2017	8	8

Mortgage Equity Conversion Asset Trust
0.750% due 10/25/2041	2,096	1,990
0.760% due 01/25/2042	2,545	2,443
0.770% due 02/25/2042	401	380
0.770% due 05/25/2042	11,797	11,202

Opteum Mortgage Acceptance Corp.
0.509% due 07/25/2035	454	432

Prime Mortgage Trust
5.000% due 02/25/2019	136	140

RBSSP Resecuritization Trust
0.763% due 11/21/2035	7,329	6,983

Residential Accredit Loans, Inc.
0.450% due 12/25/2046	450	120
0.480% due 05/25/2037	337	86
0.520% due 05/25/2046 (a)	448	105
3.348% due 08/25/2035 (a)	270	157

Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031	366	394

RiverView HECM Trust
0.310% due 07/25/2047	447	424

Sequoia Mortgage Trust
0.604% due 10/19/2026	253	223
0.634% due 10/20/2027	63	58

Structured Adjustable Rate Mortgage Loan Trust
2.888% due 09/25/2035	4,055	3,180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments, Inc.
0.550% due 08/25/2036	$450	$118
0.914% due 09/19/2032	110	100

Structured Asset Securities Corp.
0.750% due 12/25/2033	1,030	997

Thornburg Mortgage Securities Trust
0.370% due 07/25/2036	1,113	1,106
6.154% due 09/25/2037	373	370

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	1,529	1,516

WaMu Mortgage Pass-Through Certificates
0.470% due 07/25/2046	201	31
0.750% due 07/25/2044	391	243
0.950% due 12/25/2045	379	71
1.312% due 02/25/2046	1,040	828
2.255% due 03/25/2033	997	963
2.984% due 10/25/2046	5,065	3,792

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.500% due 07/25/2046	106	21
1.082% due 04/25/2047	326	93

Total Mortgage-Backed Securities (Cost $82,697)		75,978

ASSET-BACKED SECURITIES 4.8%

Amortizing Residential Collateral Trust
0.830% due 07/25/2032	25	23
0.950% due 10/25/2031	17	15

Amresco Residential Securities Mortgage Loan Trust
0.744% due 06/25/2028	298	232
0.804% due 06/25/2027	200	188
0.804% due 09/25/2027	517	429
0.880% due 09/25/2028	699	590

Argent Securities, Inc.
1.100% due 11/25/2034	1,693	1,143

Capital Auto Receivables Asset Trust
1.705% due 10/15/2012	347	348

Centex Home Equity
0.550% due 01/25/2032	28	24

Chase Issuance Trust
4.260% due 05/15/2013	8,500	8,540

CIT Group Home Equity Loan Trust
0.520% due 06/25/2033	90	78

Conseco Finance
1.755% due 05/15/2032	781	586

Countrywide Asset-Backed Certificates
0.590% due 06/25/2033	563	511

EMC Mortgage Loan Trust
1.000% due 08/25/2040	191	140

GSAA Trust
0.550% due 03/25/2037	591	343
0.550% due 05/25/2047	1,896	1,287

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
0.850% due 11/25/2032	$3	$2

Lehman XS Trust
0.480% due 06/25/2046 (a)	132	13
0.570% due 11/25/2046	450	101

Morgan Stanley Mortgage Loan Trust
0.480% due 02/25/2037	162	76
0.610% due 04/25/2037	1,324	651

Quest Trust
1.150% due 06/25/2034	105	105

Renaissance Home Equity Loan Trust
1.010% due 12/25/2032	54	41

Residential Asset Mortgage Products, Inc.
0.650% due 06/25/2047	700	339

Salomon Brothers Mortgage Securities VII, Inc.
1.224% due 10/25/2028	497	463

SLM Student Loan Trust
1.803% due 04/25/2023	7,787	8,048

Specialty Underwriting & Residential Finance
0.930% due 01/25/2034	35	29

Structured Asset Securities Corp.
0.540% due 01/25/2033	32	30

United National Home Loan Owner Trust
7.410% due 03/25/2025	254	243

Total Asset-Backed Securities (Cost $24,644)		24,618

SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 04/01/2011	1,124	1,124

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $1,150. Repurchase proceeds are $1,124.)

U.S. TREASURY BILLS 1.3%
0.155% due 08/11/2011 (f)	6,975	6,972

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 3.8%
	1,949,272	19,528

Total Short-Term Instruments (Cost $27,623)		27,624

Total Investments 138.4% (Cost $719,489)		$719,174

Other Assets and Liabilities (Net) (38.4%)		(199,493)

Net Assets 100.0%		$519,681

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $9,603 at a weighted average interest rate of 0.206%. On March 31, 2011, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $6,972 have been pledged as collateral for futures contracts on March 31, 2011. On March 31, 2011, there were no open futures contracts.

280	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(g)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)		Upfront Premiums Paid/(Received)	Unrealized Appreciation
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	$	500	$	97	$0	$97

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.A.06-1 Index	JPM	(0.540%	)	07/25/2045	$	3,666	$2,703	$476	$2,227
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051		9,000	420	968	(548)
CMBX.NA.AAA.4 Index	MSC	(0.350%	)	02/17/2051		3,000	140	191	(51)

							$ 3,263	$1,635	$1,628

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Receive	Interest and paydown on FFCA Secured Lending Corp. 8.180% due 09/18/2027	8.180%	09/18/2027	MSC	$	3,000	$1,928	$900	$1,028

(h)	Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	905	$167,800	$1,671
Sales	30	21,800	142
Closing Buys	(935)	(178,700)	(1,760)
Expirations	0	0	0
Exercised	0	(10,900)	(53)

Balance at 03/31/2011	0	$0	$0

(i)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.500%	04/01/2026	$2,000	$2,091	$(2,095)
Fannie Mae	4.500%	05/01/2041	6,000	6,072	(6,077)
Fannie Mae	6.000%	05/01/2026	3,000	3,266	(3,263)
Fannie Mae	6.000%	04/01/2041	7,000	7,609	(7,608)
Fannie Mae	6.000%	05/01/2041	4,000	4,343	(4,338)
Fannie Mae	6.500%	03/01/2041	2,000	2,217	(2,240)
Fannie Mae	6.500%	04/01/2041	10,600	11,796	(11,882)
Ginnie Mae	3.500%	04/01/2041	13,500	12,912	(12,833)

				$50,306	$(50,336)

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
U.S. Government Agencies	$0	$590,731	$223	$590,954
Mortgage-Backed Securities	0	59,509	16,469	75,978
Asset-Backed Securities	0	24,618	0	24,618

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Repurchase Agreements	$0	$1,124	$0	$1,124
U.S. Treasury Bills	0	6,972	0	6,972

See Accompanying Notes	Annual Report	March 31, 2011	281

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
PIMCO Short-Term Floating NAV Portfolio	$19,528	$0	$0	$19,528
	$19,528	$682,954	$16,692	$719,174

Short Sales, at value	$0	$(50,336)	$0	$(50,336)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,324	0	2,324

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Interest Rate Contracts	$0	$0	$1,028	$1,028
	$0	$2,324	$1,028	$3,352

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(599)	$0	$(599)

Totals	$19,528	$634,343	$17,720	$671,591

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
U.S. Government Agencies	$192	$94	$(60)	$0	$0	$(3)	$0	$0	$223	$(2)
Mortgage-Backed Securities	17,273	447	(836)	36	59	20	0	(530)	16,469	(76)

	$17,465	$541	$(896)	$36	$59	$17	$0	$(530)	$16,692	$(78)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$1,040	$0	$0	$0	$0	$(12)	$0	$0	$1,028	$(12)

Totals	$18,505	$541	$(896)	$36	$59	$5	$0	$(530)	$17,720	$(90)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$2,324	$0	$0	$1,028	$3,352

Liabilities:
Unrealized depreciation on swap agreements	$0	$599	$0	$0	$0	$599

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$(228)	$0	$0	$1,118	$890

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(1,550)	$0	$0	$(1,227)	$(2,777)

(1)	See note 5 in the Notes to Financial Statements for additional information.

282	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(l)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
GSC	$517	$(680)	$(163)
JPM	2,703	(2,690)	13
MSC	2,068	(2,460)	(392)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	283

Schedule of Investments PIMCO Real Income™ 2019 Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 90.1%

Treasury Inflation Protected Securities (b)
0.500% due 04/15/2015	$325	$338
0.625% due 04/15/2013	247	258
1.250% due 04/15/2014	125	133
1.250% due 07/15/2020	454	469
1.375% due 07/15/2018	643	685
1.375% due 01/15/2020	319	334
1.625% due 01/15/2015	552	599
1.625% due 01/15/2018	568	614
1.875% due 07/15/2013	1,523	1,647
1.875% due 07/15/2015	1,042	1,146
1.875% due 07/15/2019	1,062	1,165
2.000% due 04/15/2012	130	136
2.000% due 01/15/2014	518	565
2.000% due 07/15/2014	1,104	1,212
2.000% due 01/15/2016	571	631
2.125% due 01/15/2019	499	556
2.375% due 04/15/2011	133	134
2.375% due 01/15/2017	622	702
2.375% due 01/15/2025	140	157
2.500% due 07/15/2016	1,123	1,275
2.625% due 07/15/2017	669	769
3.000% due 07/15/2012	1,200	1,286
3.375% due 01/15/2012	571	598
3.625% due 04/15/2028	21	26

Total U.S. Treasury Obligations (Cost $14,991)		15,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.0%

REPURCHASE AGREEMENTS 0.7%

State Street Bank and Trust Co.
0.010% due 04/01/2011	$119	$119

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $125. Repurchase proceeds are $119.)

U.S. TREASURY BILLS 9.3%
0.162% due 07/14/2011 - 09/22/2011 (a)	1,600	1,599

Total Short-Term Instruments (Cost $1,718)		1,718

Total Investments 100.1% (Cost $16,709)		$17,153

Other Assets and Liabilities (Net) (0.1%)		(12)

Net Assets 100.0%		$17,141

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield.
(b)	Principal amount of security is adjusted for inflation.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
U.S. Treasury Obligations	$0	$15,435	$0	$15,435
Short-Term Instruments
Repurchase Agreements	0	119	0	119
U.S. Treasury Bills	0	1,599	0	1,599
	$0	$17,153	$0	$17,153

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

284	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Real Income™ 2029 Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 91.8%

Treasury Inflation Protected Securities (b)
1.125% due 01/15/2021	$101	$102
1.250% due 04/15/2014	52	56
1.250% due 07/15/2020	212	219
1.375% due 07/15/2018	179	190
1.375% due 01/15/2020	255	267
1.625% due 01/15/2015	231	250
1.625% due 01/15/2018	105	114
1.750% due 01/15/2028	257	263
1.875% due 07/15/2013	252	272
1.875% due 07/15/2015	124	137
1.875% due 07/15/2019	247	271
2.000% due 01/15/2014	125	136
2.000% due 07/15/2014	164	179
2.000% due 01/15/2016	150	165
2.000% due 01/15/2026	369	395
2.125% due 01/15/2019	242	270
2.375% due 01/15/2017	109	123
2.375% due 01/15/2025	444	499
2.375% due 01/15/2027	397	443
2.500% due 07/15/2016	207	235
2.500% due 01/15/2029	369	419
2.625% due 07/15/2017	244	281
3.000% due 07/15/2012	86	92
3.625% due 04/15/2028	402	518
3.875% due 04/15/2029	288	386

Total U.S. Treasury Obligations (Cost $6,069)		6,282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.3%

U.S. TREASURY BILLS 7.3%
0.162% due 07/07/2011 - 08/18/2011 (a)	$500	$500

Total Short-Term Instruments (Cost $500)		500

Total Investments 99.1% (Cost $6,569)		$6,782

Other Assets and Liabilities (Net) 0.9%		60

Net Assets 100.0%		$6,842

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield.
(b)	Principal amount of security is adjusted for inflation.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
U.S. Treasury Obligations	$0	$6,282	$0	$6,282
Short-Term Instruments
U.S. Treasury Bills	0	500	0	500
	$0	$6,782	$0	$6,782

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	Annual Report	March 31, 2011	285

Schedule of Investments PIMCO Short-Term Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.8%

American General Finance Corp.
7.250% due 04/21/2015		$2,000	$2,006

CIT Group, Inc.
6.250% due 08/11/2015		5,000	5,075

CSC Holdings LLC
2.059% due 03/29/2016		2,417	2,425

Ford Motor Co.
3.010% due 12/15/2013		9,278	9,285

Fresenius Medical Care Capital Trust
1.682% due 03/31/2013		6,000	5,989

Georgia-Pacific Corp.
2.310% due 12/21/2012		3,000	3,002

HCA, Inc.
1.557% due 11/16/2012		1,000	996
1.557% due 11/17/2012		17,000	16,916
2.557% due 11/14/2013		13,686	13,642
3.557% due 03/17/2017		1,645	1,643

International Lease Finance Corp.
6.750% due 03/17/2015		700	705

NRG Energy, Inc.
2.053% due 02/01/2013		16,605	16,535

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		11,500	11,409

US Airways Group, Inc.
2.752% due 03/23/2014		1,972	1,804

Total Bank Loan Obligations (Cost $91,440)			91,432

CORPORATE BONDS & NOTES 60.6%

BANKING & FINANCE 39.5%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		450	485

Ally Financial, Inc.
0.309% due 12/19/2012		39,100	39,159
3.512% due 02/11/2014		15,600	15,651
5.375% due 06/06/2011		7,985	8,055
6.000% due 12/15/2011		11,878	12,175
6.875% due 09/15/2011		17,300	17,660

American Express Bank FSB
0.556% due 06/12/2017		1,325	1,264
5.500% due 04/16/2013		3,850	4,129
5.550% due 10/17/2012		4,900	5,192

American Express Centurion Bank
5.550% due 10/17/2012		800	848

American Express Co.
5.250% due 09/12/2011		1,870	1,907
7.250% due 05/20/2014		29,300	33,322

American Express Credit Corp.
0.368% due 02/24/2012		4,335	4,329
1.954% due 06/19/2013		9,000	9,208
5.125% due 08/25/2014		5,000	5,393
5.875% due 05/02/2013		8,600	9,285

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		31,150	31,104
5.250% due 11/21/2011		1,750	1,799

American Honda Finance Corp.
0.680% due 11/07/2012		28,900	28,845

American International Group, Inc.
0.409% due 03/20/2012		6,300	6,249
0.413% due 10/18/2011		6,000	5,974
3.650% due 01/15/2014		7,000	7,123
3.750% due 11/30/2013		9,700	9,894
4.900% due 06/02/2014	CAD	5,000	5,220
4.950% due 03/20/2012		$5,700	5,875

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ANZ National International Ltd.
6.200% due 07/19/2013		$15,650	$17,070

Australia & New Zealand Banking Group Ltd.
0.589% due 06/18/2012		6,000	6,009

Banco Bilbao Vizcaya Argentaria Puerto Rico
0.312% due 05/25/2012		19,700	19,702

Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		700	687

Banco Santander Chile
1.553% due 04/20/2012		41,920	41,921

Bank of America Corp.
0.810% due 09/11/2012		13,000	12,981
1.237% due 02/05/2014	EUR	10,000	13,801
1.447% due 06/28/2011		5,000	7,084

Bank of Nova Scotia
1.450% due 07/26/2013		$66,350	66,489
2.250% due 01/22/2013		1,600	1,633

Bank of Scotland PLC
5.000% due 11/21/2011		5,150	5,268
5.250% due 09/19/2011		4,936	5,015

Bank of Tokyo-Mitsubishi UFJ Ltd.
2.600% due 01/22/2013		7,500	7,623

Banque PSA Finance
2.204% due 04/04/2014 (c)		45,450	45,358

Barclays Bank PLC
1.043% due 01/13/2012		7,000	7,033
1.110% due 03/05/2012		6,300	6,331
1.343% due 01/13/2014		40,000	40,481
2.500% due 01/23/2013		2,395	2,437
5.200% due 07/10/2014		25,300	27,340
5.450% due 09/12/2012		5,550	5,886

BB&T Corp.
3.850% due 07/27/2012		4,840	5,011

BBVA U.S. Senior SAU
0.492% due 05/24/2011		10,000	9,999

Bear Stearns Cos. LLC
6.950% due 08/10/2012		2,000	2,153

BNP Paribas
1.203% due 01/10/2014		27,900	28,090

Boston Properties LP
6.250% due 01/15/2013		933	1,007

BPCE S.A.
2.375% due 10/04/2013		26,290	26,289

BRFkredit A/S
0.553% due 04/15/2013		8,800	8,803

Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		34,500	35,101
2.600% due 07/02/2015		20,000	20,108

Cie de Financement Foncier
1.053% due 07/23/2012		41,700	41,666
1.625% due 07/23/2012		61,600	61,724
2.125% due 04/22/2013		45,400	45,771

CIT Group, Inc.
5.250% due 04/01/2014		5,000	5,031

Citigroup Funding, Inc.
0.373% due 07/20/2011		1,000	998
0.409% due 09/20/2014		5,700	5,211
0.634% due 04/30/2012		22,800	22,908

Citigroup, Inc.
1.357% due 06/28/2013	EUR	1,300	1,807
1.753% due 01/13/2014		$34,183	34,751
2.312% due 08/13/2013		87,150	89,773
5.300% due 10/17/2012		3,250	3,429
5.500% due 08/27/2012		20,000	21,070
5.500% due 04/11/2013		6,700	7,168
6.000% due 12/13/2013		46,400	50,446

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.400% due 03/27/2013	EUR	1,000	$1,494
6.500% due 08/19/2013		$14,100	15,415

Commonwealth Bank of Australia
0.374% due 08/27/2014		35,600	35,621
0.690% due 12/10/2012		1,600	1,608
0.723% due 07/12/2013		2,900	2,907
0.859% due 03/19/2013		14,400	14,435
2.500% due 12/10/2012		1,899	1,948

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375% due 02/19/2013		3,000	3,114

Countrywide Financial Corp.
0.750% due 05/07/2012		12,000	11,965
5.800% due 06/07/2012		3,330	3,503

Credit Agricole S.A.
0.654% due 02/02/2012		15,355	15,317
1.753% due 01/21/2014		16,400	16,661

Credit Suisse
1.263% due 01/14/2014		74,750	75,734
5.000% due 05/15/2013		1,700	1,815

Credit Suisse USA, Inc.
6.125% due 11/15/2011		300	310

Daimler International Finance BV
1.254% due 01/27/2012		2,000	2,002

DanFin Funding Ltd.
1.003% due 07/16/2013		29,200	29,189

Danske Bank A/S
0.662% due 05/24/2012		45,400	45,344
2.500% due 05/10/2012		2,245	2,285

Dexia Credit Local
0.710% due 03/05/2013		26,600	26,435

Dexia Credit Local S.A.
0.553% due 01/12/2012		37,900	37,728
0.784% due 04/29/2014		14,800	14,729
0.959% due 09/23/2011		59,150	59,258
1.875% due 09/30/2011		50,000	50,108
2.375% due 09/23/2011		20,000	20,145

DnB NOR Boligkreditt
2.100% due 10/14/2016		31,000	29,997

Eksportfinans ASA
2.000% due 09/15/2015		5,360	5,242

EnCana Holdings Finance Corp.
5.800% due 05/01/2014		7,215	7,999

FIH Erhvervsbank A/S
0.680% due 06/13/2013		18,900	18,896
1.750% due 12/06/2012		2,000	2,025

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		3,900	3,939
5.560% due 06/15/2011		28,597	28,849
7.000% due 10/01/2013		5,000	5,397
7.250% due 10/25/2011		28,000	28,818
7.800% due 06/01/2012		1,680	1,782
9.875% due 08/10/2011		10,000	10,286

General Electric Capital Corp.
0.309% due 12/21/2012		80,600	80,790
0.400% due 05/29/2012		11,000	10,949
0.429% due 06/20/2013		2,250	2,226
0.430% due 06/12/2012		3,200	3,188
0.449% due 06/20/2014		22,600	22,221
0.873% due 01/07/2013		900	904
1.139% due 12/20/2013		4,500	4,528
1.153% due 01/07/2014		63,000	63,566
5.250% due 10/19/2012		200	212

Golden West Financial Corp.
4.750% due 10/01/2012		2,800	2,941

Goldman Sachs Group, Inc.
0.703% due 07/22/2015		5,300	5,154
0.759% due 03/22/2016		20,000	19,306

286	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.908% due 09/29/2014		$18,550	$18,445
1.306% due 10/04/2012	EUR	5,000	7,055
1.310% due 02/07/2014		$16,355	16,488
1.383% due 02/04/2013	EUR	17,500	24,574

HSBC Bank PLC
0.703% due 01/18/2013		$1,500	1,502
0.760% due 08/03/2012		23,100	23,149
0.962% due 08/12/2013		6,200	6,212
1.103% due 01/17/2014		27,485	27,515
1.625% due 08/12/2013		5,000	4,995

HSBC Bank USA N.A.
4.625% due 04/01/2014		1,700	1,807

HSBC Capital Funding LP
4.610% due 12/29/2049		150	146

HSBC Finance Corp.
0.553% due 01/15/2014		101,864	100,436
0.653% due 07/19/2012		54,576	54,430
0.660% due 09/14/2012		52,370	52,133
0.740% due 06/01/2016		691	663

ICICI Bank Ltd.
2.062% due 02/24/2014		18,200	18,096
5.500% due 03/25/2015		2,200	2,296

ING Bank NV
0.933% due 01/13/2012		1,100	1,103
1.623% due 10/18/2013		43,600	43,817

International Lease Finance Corp.
0.623% due 07/15/2011		5,000	4,994
0.633% due 07/01/2011		4,700	4,695
1.468% due 08/15/2011	EUR	1,650	2,318
4.750% due 01/13/2012		$4,900	4,974
5.300% due 05/01/2012		2,200	2,250
5.750% due 06/15/2011		12,216	12,323
6.375% due 03/25/2013		1,100	1,144
6.625% due 11/15/2013		500	520

Intesa Sanpaolo SpA
2.712% due 02/24/2014		11,100	11,252
3.625% due 08/12/2015		5,300	5,121

JPMorgan Chase & Co.
0.558% due 12/26/2012		41,300	41,547
1.447% due 09/26/2013	EUR	1,500	2,105

Kreditanstalt fuer Wiederaufbau
4.750% due 05/15/2012		$900	941

LeasePlan Corp. NV
3.000% due 05/07/2012		4,000	4,098

Lloyds TSB Bank PLC
1.123% due 04/01/2011		65,000	65,000
2.300% due 04/01/2011		12,400	12,400
2.653% due 01/24/2014		76,275	78,254
12.000% due 12/29/2049		2,500	2,930

Macquarie Bank Ltd.
0.603% due 07/16/2012		1,500	1,503
2.600% due 01/20/2012		22,550	22,935
3.300% due 07/17/2014		1,200	1,251

MassMutual Global Funding II
0.368% due 04/21/2011		2,820	2,820
3.625% due 07/16/2012		3,300	3,399

MBNA America European Structured Offerings No. 7
5.450% due 09/16/2013	EUR	3,110	4,413

Merrill Lynch & Co., Inc.
1.317% due 01/31/2014		12,700	17,512
1.388% due 05/30/2014		7,700	10,572
1.510% due 06/29/2012		3,000	4,168
5.000% due 02/03/2014		$4,500	4,790
5.450% due 02/05/2013		52,709	55,867
6.150% due 04/25/2013		8,329	8,971

MetLife Institutional Funding II
0.703% due 07/12/2012		22,630	22,682

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MetLife of Connecticut Institutional Funding Ltd.
0.790% due 06/15/2011		$7,500	$7,498

MetLife, Inc.
1.560% due 08/06/2013		3,500	3,540

Metropolitan Life Global Funding I
2.875% due 09/17/2012		7,910	8,065
5.125% due 04/10/2013		5,740	6,125

Monumental Global Funding III
0.473% due 01/25/2013		21,175	20,922
0.503% due 01/15/2014		11,200	10,801

Monumental Global Funding Ltd.
0.690% due 06/15/2011		100	100

Morgan Stanley
0.603% due 01/09/2014		16,200	15,956
0.783% due 10/15/2015		28,000	26,911
1.312% due 07/20/2012	EUR	5,000	7,018
1.422% due 03/01/2013		17,500	24,487
1.903% due 01/24/2014		$123,135	125,678
5.360% due 08/08/2012	AUD	15,900	16,241
6.000% due 05/13/2014		$585	636

Mystic Re Ltd.
10.310% due 06/07/2011		1,400	1,412

National Australia Bank Ltd.
5.350% due 06/12/2013		1,000	1,075

National Bank of Canada
1.650% due 01/30/2014		50,050	50,107

National City Bank
0.680% due 06/07/2017		1,800	1,700
6.200% due 12/15/2011		5,700	5,916

National Rural Utilities Cooperative Finance Corp.
1.125% due 11/01/2013		250	248

Nationwide Building Society
0.494% due 05/17/2012		36,600	36,569

New York Life Global Funding
1.290% due 12/20/2013	EUR	22,800	31,596
4.650% due 05/09/2013		$800	852

NIBC Bank NV
0.690% due 12/02/2014		1,700	1,701
2.800% due 12/02/2014		63,700	65,802

Nomura Europe Finance NV
0.453% due 07/05/2011		3,900	3,887
1.200% due 10/25/2011	EUR	2,000	2,814

Nordea Bank AB
1.203% due 01/14/2014		$36,700	37,082
1.750% due 10/04/2013		15,300	15,201

Nordea Eiendomskreditt A/S
0.714% due 04/07/2014 (c)		72,800	72,800

Nykredit Realkredit A/S
4.000% due 01/01/2012	DKK	663,000	128,018

PNC Funding Corp.
0.444% due 01/31/2012		$935	936

Pricoa Global Funding I
0.404% due 01/30/2012		31,020	30,891
0.438% due 06/26/2012		39,400	39,163
0.508% due 09/27/2013		600	592
4.625% due 06/25/2012		4,200	4,361
5.400% due 10/18/2012		1,005	1,066
5.450% due 06/11/2014		1,100	1,193

Principal Life Income Funding Trusts
5.150% due 06/17/2011		9,500	9,593

Prudential Financial, Inc.
3.625% due 09/17/2012		1,900	1,956
5.800% due 06/15/2012		3,750	3,941

Realkredit Danmark A/S
2.000% due 01/01/2012	DKK	314,500	59,921

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regions Financial Corp.
0.478% due 06/26/2012		$2,500	$2,414

Residential Reinsurance Ltd.
7.060% due 06/06/2011		2,000	2,003

Royal Bank of Scotland Group PLC
0.454% due 10/28/2011		12,600	12,605
0.941% due 12/02/2011		50,800	50,982
1.203% due 04/23/2012		44,000	44,370
2.625% due 05/11/2012		2,600	2,657
2.732% due 08/23/2013		66,000	67,838
4.875% due 08/25/2014		9,900	10,277
6.990% due 10/29/2049 (a)		300	270

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		900	982

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012		17,300	17,144

SLM Corp.
0.533% due 10/25/2011		8,400	8,311
1.343% due 11/15/2011	EUR	1,000	1,391

Societe Generale
2.200% due 09/14/2013		$4,355	4,350

Societe Generale SCF
1.089% due 06/19/2013		12,000	12,018

Sparebanken 1 Boligkreditt
1.250% due 10/25/2014		49,600	49,083

Springleaf Finance Corp.
0.560% due 12/15/2011		3,300	3,187
5.375% due 10/01/2012		3,300	3,263
5.900% due 09/15/2012 (h)		3,400	3,383

Stadshypotek AB
0.857% due 09/30/2013		59,200	59,169
1.450% due 09/30/2013		28,100	28,027

State Bank of India
4.500% due 10/23/2014		2,500	2,577
4.500% due 07/27/2015		800	816

State Street Bank and Trust Co.
0.509% due 12/08/2015		5,700	5,535

State Street Capital Trust III
5.300% due 01/29/2049		14,000	14,027

Suffield Clo Ltd.
1.660% due 09/26/2014		620	614

Sumitomo Mitsui Banking Corp.
1.950% due 01/14/2014		5,800	5,743

Sun Life Financial Global Funding LP
0.553% due 10/06/2013		15,500	15,375

Suncorp Group Ltd.
1.803% due 07/16/2012		43,560	44,386

SunTrust Bank
6.375% due 04/01/2011		3,350	3,350

Svenska Handelsbanken AB
1.310% due 09/14/2012		12,500	12,613

Swedbank AB
0.753% due 01/14/2013		49,700	49,680
2.800% due 02/10/2012		15,400	15,686

Swedbank Hypotek AB
0.758% due 03/28/2014		95,600	95,692

TIAA Global Markets, Inc.
4.950% due 07/15/2013		2,200	2,361

U.S. Central Federal Credit Union
1.900% due 10/19/2012		40,698	41,461

UBS AG
2.250% due 08/12/2013		9,350	9,439
2.250% due 01/28/2014		7,450	7,463

See Accompanying Notes	Annual Report	March 31, 2011	287

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Preferred Funding Trust V
6.243% due 05/29/2049		$4,700	$4,688

UFJ Finance Aruba AEC
6.750% due 07/15/2013		50	55

Wachovia Bank N.A.
0.690% due 11/03/2014 (h)		26,050	25,423

Wachovia Corp.
0.494% due 08/01/2013		6,200	6,167
0.580% due 06/15/2017		300	288
2.074% due 05/01/2013		500	515

WCI Finance LLC
5.400% due 10/01/2012		1,718	1,817

Wells Fargo & Co.
0.504% due 10/28/2015		1,850	1,810
0.863% due 01/25/2012	GBP	19,000	30,403
5.250% due 10/23/2012		$1,700	1,802

Wells Fargo Bank N.A.
0.524% due 05/16/2016		3,000	2,865

Western Corporate Federal Credit Union
1.750% due 11/02/2012		17,170	17,445

Westpac Banking Corp.
1.037% due 03/31/2014		15,000	15,023
2.900% due 09/10/2014		2,000	2,067

Weyerhaeuser Co.
6.750% due 03/15/2012		33,606	35,334

			4,550,119

INDUSTRIALS 14.6%

Altria Group, Inc.
8.500% due 11/10/2013		7,565	8,821

American Airlines Pass-Through Trust
7.858% due 04/01/2013		41,444	42,841

American Airlines, Inc.
10.500% due 10/15/2012		15,000	16,388

Anglo American Capital PLC
2.150% due 09/27/2013		9,465	9,534
9.375% due 04/08/2014		19,271	23,045

Anheuser-Busch Cos., Inc.
6.000% due 04/15/2011		4,400	4,406

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		80,125	80,817
1.038% due 03/26/2013		7,540	7,608
2.500% due 03/26/2013		815	831
3.000% due 10/15/2012		15,010	15,437

ArcelorMittal USA, Inc.
6.500% due 04/15/2014		9,387	10,341

Archer-Daniels-Midland Co.
0.472% due 08/13/2012		4,060	4,067

Barrick Gold Financeco LLC
6.125% due 09/15/2013		6,350	7,041

BHP Billiton Finance USA Ltd.
5.125% due 03/29/2012		300	314
5.500% due 04/01/2014		100	111

BMW U.S. Capital LLC
1.133% due 07/25/2011		500	500

Broadcom Corp.
1.500% due 11/01/2013		13,450	13,329

Canadian Natural Resources Ltd.
5.450% due 10/01/2012		1,500	1,589
6.700% due 07/15/2011		3,010	3,062

Canadian Oil Sands Ltd.
5.800% due 08/15/2013		175	187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
8.000% due 04/30/2012	$2,500	$2,638

Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013	7,300	7,196

Codelco, Inc.
5.500% due 10/15/2013	3,650	3,942

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	6,989	7,875

Comcast Corp.
5.300% due 01/15/2014	4,000	4,354

Continental Airlines Pass-Through Trust
0.763% due 02/15/2013	1,823	1,778

Cox Communications, Inc.
4.625% due 06/01/2013	12,660	13,437
7.125% due 10/01/2012	18,213	19,767

CSC Holdings LLC
6.750% due 04/15/2012	2,350	2,444
7.625% due 04/01/2011	20,305	20,305

CSN Islands VIII Corp.
9.750% due 12/16/2013	11,500	13,501

CVS Caremark Corp.
5.750% due 08/15/2011	4,731	4,820

Daimler Finance North America LLC
0.918% due 03/28/2014	92,310	92,420

DCP Midstream LLC
9.700% due 12/01/2013	9,730	11,459

Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014	12,613	12,960
7.111% due 03/18/2013	15,795	16,269

Deutsche Telekom International Finance BV
5.250% due 07/22/2013	5,500	5,942
5.875% due 08/20/2013	2,000	2,194

Devon Financing Corp. ULC
6.875% due 09/30/2011	53,933	55,588

DISH DBS Corp.
6.375% due 10/01/2011	20,864	21,333

Dow Chemical Co.
2.562% due 08/08/2011	32,350	32,596
4.850% due 08/15/2012	7,762	8,131
6.000% due 10/01/2012	15,046	16,095
7.600% due 05/15/2014	6,924	8,000

El Paso Corp.
7.000% due 05/15/2011	4,850	4,901
7.875% due 06/15/2012	250	267

Eli Lilly & Co.
4.200% due 03/06/2014	1,900	2,036

Energy Transfer Partners LP
5.650% due 08/01/2012	1,600	1,681

Enterprise Products Operating LLC
4.600% due 08/01/2012	7,100	7,388
5.600% due 10/15/2014	1,650	1,822
6.375% due 02/01/2013	1,085	1,173
7.625% due 02/15/2012	275	291
9.750% due 01/31/2014	2,470	2,959

Erac USA Finance LLC
2.250% due 01/10/2014	300	299
5.800% due 10/15/2012	800	850

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	7,000	7,304

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	16,025	16,225

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013	22,520	25,639

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
6.000% due 02/15/2012	$1,663	$1,741

Georgia-Pacific LLC
7.125% due 01/15/2017	41,475	44,223
8.125% due 05/15/2011	44,275	44,773
8.250% due 05/01/2016	9,200	10,419
9.500% due 12/01/2011	11,995	12,670

Hewlett-Packard Co.
1.250% due 09/13/2013	8,000	7,976

HJ Heinz Finance Co.
6.625% due 07/15/2011	3,140	3,193

Hutchison Whampoa International Ltd.
6.250% due 01/24/2014	10,000	11,082
6.500% due 02/13/2013	20,000	21,749

Johnson Controls, Inc.
0.720% due 02/04/2014	90,360	90,614

Kellogg Co.
4.250% due 03/06/2013	14,015	14,777

Kerr-McGee Corp.
6.875% due 09/15/2011	2,750	2,820

Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	1,500	1,595
7.125% due 03/15/2012	5,205	5,500

Kraft Foods, Inc.
2.625% due 05/08/2013	3,000	3,070
5.250% due 10/01/2013	4,700	5,102
5.625% due 11/01/2011	1,990	2,045
6.000% due 02/11/2013	4,470	4,836
6.250% due 06/01/2012	804	853
6.750% due 02/19/2014	9,200	10,378

Newfield Exploration Co.
6.625% due 09/01/2014	1,500	1,541

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	3,100	3,166

PACCAR, Inc.
1.484% due 09/14/2012	12,300	12,509

Pearson PLC
7.000% due 06/15/2011	12,500	12,650

Pemex Project Funding Master Trust
0.910% due 12/03/2012	5,100	5,118

Petrobras International Finance Co.
3.875% due 01/27/2016	34,200	34,556

Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	700	763
7.750% due 05/31/2011	7,850	7,938

Republic Services, Inc.
6.750% due 08/15/2011	2,900	2,953

Reynolds American, Inc.
1.010% due 06/15/2011	23,750	23,769
7.250% due 06/01/2012	2,525	2,694

Rio Tinto Alcan, Inc.
4.875% due 09/15/2012	2,450	2,578

Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014	3,346	4,025

Rogers Communications, Inc.
5.500% due 03/15/2014	1,245	1,366

Sanofi-Aventis S.A.
0.507% due 03/28/2013	33,950	33,957

Shell International Finance BV
0.659% due 06/22/2012	51,050	51,268
4.000% due 03/21/2014	5,000	5,343

Sonat, Inc.
7.625% due 07/15/2011	2,882	2,939

288	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co.
0.703% due 10/21/2011	$160	$160
5.300% due 01/15/2012	1,200	1,243

Southwest Airlines Co.
10.500% due 12/15/2011	25,700	27,209

Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	23,600	25,104

Steel Dynamics, Inc.
7.375% due 11/01/2012	69,785	74,670

Teck Resources Ltd.
7.000% due 09/15/2012	1,500	1,602
9.750% due 05/15/2014	2,383	2,895

Telefonica Emisiones SAU
0.640% due 02/04/2013	42,095	41,720
2.582% due 04/26/2013	6,100	6,157

Teva Pharmaceutical Finance III BV
0.809% due 03/21/2014	17,100	17,175

Teva Pharmaceutical Finance III LLC
0.709% due 12/19/2011	32,150	32,245

Time Warner Cable, Inc.
5.400% due 07/02/2012	4,600	4,836

Time Warner, Inc.
6.875% due 05/01/2012	7,459	7,917

Total Capital Canada Ltd.
0.684% due 01/17/2014	33,400	33,529

Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011	5,043	5,161
8.875% due 07/15/2012	2,000	2,187

Transocean, Inc.
6.625% due 04/15/2011	3,360	3,364

Turner Broadcasting System, Inc.
8.375% due 07/01/2013	4,270	4,866

Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,960	7,418

Vale Canada Ltd.
7.750% due 05/15/2012	800	857

Vivendi S.A.
5.750% due 04/04/2013	14,085	15,124

Volkswagen International Finance NV
0.917% due 04/01/2014	74,500	74,589
1.625% due 08/12/2013	19,800	19,872

Waste Management, Inc.
6.375% due 11/15/2012	8,000	8,670

WM Wrigley Jr. Co.
2.450% due 06/28/2012	240	241

WMC Finance USA Ltd.
5.125% due 05/15/2013	450	486

Xerox Corp.
6.875% due 08/15/2011	37,870	38,674

XTO Energy, Inc.
7.500% due 04/15/2012	2,156	2,307

		1,676,975

UTILITIES 6.5%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	5,000	5,352
6.103% due 06/27/2012	11,400	11,995
7.700% due 08/07/2013	19,200	21,492

Appalachian Power Co.
5.550% due 04/01/2011	1,965	1,965

Arizona Public Service Co.
6.375% due 10/15/2011	175	180

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T Corp.
7.300% due 11/15/2011		$2,155	$2,245

BellSouth Corp.
4.295% due 04/26/2021		3,300	3,307

BP Capital Markets PLC
0.910% due 03/11/2014		103,038	103,577
2.750% due 06/14/2011	CHF	100	109
2.750% due 02/27/2012		$10,300	10,469
3.750% due 06/17/2013		5,200	5,406

CenterPoint Energy Houston Electric LLC
5.750% due 01/15/2014		1,395	1,529

CMS Energy Corp.
1.253% due 01/15/2013		9,000	8,932

Columbus Southern Power Co.
0.709% due 03/16/2012		10,850	10,880

Dayton Power & Light Co.
5.125% due 10/01/2013		730	795

Duke Energy Ohio, Inc.
5.700% due 09/15/2012		5,582	5,939

El Paso Performance-Linked Trust
7.750% due 07/15/2011		30,395	30,981

Entergy Corp.
3.625% due 09/15/2015		8,400	8,312

FirstEnergy Corp.
6.450% due 11/15/2011		3,857	3,972

France Telecom S.A.
4.375% due 07/08/2014		9,485	10,186

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		7,000	8,437

Georgia Power Co.
0.630% due 03/15/2013		7,000	7,014

Ipalco Enterprises, Inc.
8.625% due 11/14/2011		13,291	13,789

Kinder Morgan, Inc.
6.500% due 09/01/2012		1,000	1,065

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,000	975
6.250% due 06/17/2014		1,000	1,095

Majapahit Holding BV
7.250% due 10/17/2011		6,198	6,399

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012		3,150	3,390

NextEra Energy Capital Holdings, Inc.
1.189% due 06/17/2011		260	260
2.550% due 11/15/2013		505	514
5.625% due 09/01/2011		10,207	10,413

NGPL PipeCo LLC
6.514% due 12/15/2012		61,845	66,238

Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013		1,246	1,359

Progress Energy, Inc.
6.850% due 04/15/2012		500	529

PSEG Power LLC
2.500% due 04/15/2013		1,000	1,015
6.950% due 06/01/2012		496	529
7.750% due 04/15/2011		500	501

Qatar Petroleum
5.579% due 05/30/2011		1,817	1,827

Qwest Corp.
3.560% due 06/15/2013		19,335	20,253
7.875% due 09/01/2011		19,153	19,728
8.875% due 03/15/2012		20,440	21,922

Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012		5,700	5,920

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Capital Corp.
8.375% due 03/15/2012	$42,945	$45,522

Telecom Italia Capital S.A.
0.913% due 07/18/2011	69,939	69,953
5.250% due 11/15/2013	2,000	2,111
6.175% due 06/18/2014	10,750	11,540
6.200% due 07/18/2011	23,483	23,839

TNK-BP Finance S.A.
6.250% due 02/02/2015	3,700	3,992

Verizon Communications, Inc.
0.918% due 03/28/2014	37,900	38,135

Verizon Global Funding Corp.
6.875% due 06/15/2012	600	641
7.375% due 09/01/2012	1,080	1,175

Verizon Wireless Capital LLC
5.550% due 02/01/2014	45,379	49,819
7.375% due 11/15/2013	24,116	27,518

Virginia Electric and Power Co.
5.100% due 11/30/2012	4,486	4,770

Vodafone Group PLC
0.590% due 02/27/2012	19,130	19,158
0.650% due 06/15/2011	5,301	5,305
5.000% due 12/16/2013	2,000	2,170
5.350% due 02/27/2012	4,975	5,186

		751,629

Total Corporate Bonds & Notes (Cost $6,892,307)		6,978,723

CONVERTIBLE BONDS & NOTES 1.0%

BANKING & FINANCE 0.2%

Boston Properties LP
2.875% due 02/15/2037	11,000	11,192

First Industrial LP
4.625% due 09/15/2011	2,000	2,050

U.S. Bancorp
0.000% due 09/20/2036	12,001	11,851

		25,093

INDUSTRIALS 0.8%

Medtronic, Inc.
1.500% due 04/15/2011	42,400	42,506

Transocean, Inc.
1.500% due 12/15/2037	45,200	44,340

		86,846

Total Convertible Bonds & Notes (Cost $111,463)		111,939

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.2%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	10,100	10,619

University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	6,200	6,252

		16,871

ILLINOIS 0.0%

Illinois State General Obligation Notes, Series 2010
5.000% due 01/01/2012	1,500	1,534

See Accompanying Notes	Annual Report	March 31, 2011	289

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%

New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.310% due 06/15/2013	$12,500	$12,490

NEW YORK 0.1%

New York City, New York General Obligation Notes, Series 2011
1.520% due 08/01/2013 (c)	12,000	12,014

Total Municipal Bonds & Notes (Cost $42,399)		42,909

U.S. GOVERNMENT AGENCIES 28.2%

Fannie Mae
0.272% due 08/23/2012	148,464	148,601
0.272% due 11/23/2012 (h)	162,400	162,544
0.284% due 09/17/2012 (i)	446,992	447,460
0.284% due 10/18/2012	222,300	222,535
0.310% due 12/25/2036 - 07/25/2037	2,423	2,384
0.370% due 03/25/2034	105	103
0.380% due 03/25/2036	324	301
0.400% due 08/25/2034	613	586
0.450% due 10/27/2037	1,000	994
0.500% due 06/25/2037	3,225	3,224
0.530% due 12/25/2036	10,495	10,493
0.550% due 12/25/2028 - 03/25/2036	4,765	4,759
0.570% due 06/25/2036	523	523
0.590% due 11/25/2036	486	486
0.600% due 04/25/2036 - 03/25/2044	2,825	2,792
0.620% due 03/25/2036	427	428
0.650% due 02/25/2018 - 09/25/2032	210	211
0.654% due 03/17/2032 - 05/18/2032	1,986	1,991
0.680% due 07/25/2036	390	391
0.700% due 10/25/2030 - 09/25/2037	483	485
0.731% due 09/17/2027	8	8
0.781% due 02/25/2022 - 07/18/2027	29	29
0.850% due 10/25/2017	204	205
0.881% due 08/25/2022	11	11
0.931% due 12/25/2022	13	13
0.960% due 01/01/2021	9,374	9,342
0.981% due 09/25/2022	6	6
1.000% due 02/17/2026	26,000	25,989
1.100% due 07/25/2038	188	190
1.131% due 02/25/2023	4	4
1.150% due 04/25/2032 - 11/25/2049	240	243
1.250% due 11/25/2049	227	231
1.431% due 09/25/2023	94	96
1.470% due 10/25/2038	404	413
1.518% due 06/01/2043 - 10/01/2044	8,421	8,483
2.023% due 05/01/2035	76	77
2.243% due 12/01/2035	55	57
2.313% due 09/01/2035	61	64
2.340% due 06/01/2033	14	14
2.375% due 07/20/2015	13,000	12,973
2.410% due 11/01/2035	369	384
2.425% due 01/01/2036	226	237
2.463% due 11/01/2027	9	9
2.465% due 02/01/2033	27	28
2.470% due 08/01/2026	15	16
2.478% due 09/01/2034	107	113
2.485% due 04/01/2029	5	5
2.508% due 04/01/2033	20	20
2.527% due 07/01/2031	7	7
2.539% due 07/01/2034	21	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.543% due 09/01/2034	$132	$139
2.563% due 01/01/2032	462	484
2.567% due 08/01/2024	3	3
2.569% due 06/01/2034 - 02/01/2035	32	33
2.571% due 08/01/2029	1,361	1,437
2.575% due 11/01/2026	1	1
2.583% due 12/01/2040	258	272
2.590% due 11/01/2024	10	10
2.623% due 09/01/2034	1,063	1,103
2.625% due 10/01/2023	32	33
2.629% due 02/01/2034	137	143
2.636% due 05/01/2034	73	76
2.655% due 08/01/2027	0	1
2.685% due 06/01/2035	75	79
2.750% due 02/01/2018	17	18
2.758% due 05/01/2021 - 04/01/2029	175	177
2.884% due 09/01/2035	279	293
2.916% due 09/01/2034	88	92
2.935% due 08/01/2034	21	22
2.945% due 06/01/2035	610	644
3.000% due 07/28/2014 (h)	24,500	24,682
3.305% due 06/25/2019	1,015	1,037
3.375% due 10/14/2016 (h)	17,060	17,078
3.464% due 07/01/2029	148	155
3.500% due 03/08/2016 (h)	44,500	44,973
3.507% due 05/01/2036	8,875	9,003
3.800% due 03/01/2016	15,400	15,600
4.000% due 07/01/2019 - 02/01/2041	171,591	169,046
4.049% due 05/01/2036	162	168
4.050% due 11/01/2025	16	16
4.200% due 07/01/2035	1,202	1,215
4.370% due 07/01/2028	23	23
4.672% due 06/01/2017	1,608	1,657
4.782% due 05/01/2035	403	424
4.874% due 01/01/2014	832	886
4.899% due 07/01/2018	1,596	1,645
5.000% due 01/25/2017	19	19
5.003% due 05/01/2035	307	327
5.068% due 07/01/2035	171	182
5.158% due 10/01/2035	278	296
5.167% due 08/01/2035	243	258
5.208% due 08/01/2035	256	273
5.216% due 09/01/2035 - 12/01/2035	514	548
5.250% due 08/01/2012	5,700	6,029
5.281% due 10/01/2035	342	364
5.310% due 08/25/2033	297	312
5.318% due 10/01/2035	378	404
5.324% due 11/01/2035	365	390
5.340% due 11/01/2035	421	450
5.360% due 01/01/2036	284	303
5.367% due 01/01/2036	398	425
5.513% due 03/01/2036	296	317
5.529% due 01/01/2036	250	266
5.573% due 03/01/2036	202	217
5.631% due 12/01/2036	57	61
5.842% due 12/01/2036	67	71
5.861% due 06/01/2036	80	87
5.950% due 02/25/2044	419	422
6.500% due 10/25/2042	779	906
7.000% due 03/01/2013	13	14
8.556% due 06/25/2032	310	323
10.000% due 01/01/2020 - 04/01/2020	17	18
44.184% due 04/25/2021	4	5

FDIC Structured Sale Guaranteed Notes
0.761% due 11/29/2037	4,051	4,051

Federal Farm Credit Bank
0.200% due 08/28/2012	30,940	30,945
0.230% due 11/04/2011 - 11/23/2011	76,250	76,233
0.280% due 09/07/2012	18,700	18,717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.284% due 07/22/2013	$37,800	$37,829
0.320% due 09/23/2011	48,500	48,516
0.438% due 08/27/2012	85,000	85,279
3.125% due 04/29/2014	15,000	15,729

Federal Home Loan Bank
0.273% due 10/13/2011	3,400	3,401

Federal Housing Administration
6.896% due 07/01/2020	239	236
7.350% due 04/01/2019	132	131
7.430% due 07/01/2021 - 09/01/2022	125	124
7.435% due 02/01/2019	147	145

Freddie Mac
0.120% due 11/09/2011	137,710	137,659
0.194% due 02/04/2013 (c)	136,250	136,335
0.201% due 11/02/2012 (h)	200,000	199,925
0.214% due 03/21/2013 (h)	667,000	666,759
0.290% due 12/25/2036	13,648	13,568
0.485% due 02/15/2019	36,649	36,604
0.605% due 12/15/2030 - 09/15/2033	165	165
0.655% due 07/15/2023 - 06/15/2031	41,884	41,905
0.705% due 12/15/2031	8	8
0.712% due 01/15/2022	1	1
0.755% due 02/15/2041	53,727	53,935
0.805% due 06/15/2031	46	46
0.955% due 03/15/2032	15	15
0.962% due 03/15/2020	3	3
1.062% due 03/15/2023	13	13
1.255% due 10/15/2049	251	255
1.513% due 10/25/2044	7,111	7,016
1.518% due 02/25/2045	2,589	2,524
1.718% due 07/25/2044	10,853	10,772
1.875% due 08/01/2017	50	51
2.384% due 02/01/2023	3	3
2.511% due 05/01/2034	74	77
2.533% due 04/01/2025	17	18
2.546% due 07/01/2033	135	142
2.757% due 05/25/2020	1,680	1,651
2.910% due 08/01/2035	365	383
2.919% due 08/01/2034	142	149
3.127% due 10/01/2033	48	50
4.250% due 12/12/2018	9,750	9,953
4.500% due 02/15/2020 - 07/15/2023	460	474
5.000% due 01/15/2018 - 08/15/2035	2,501	2,543
5.014% due 08/01/2035	183	194
5.319% due 12/01/2035	243	260
5.389% due 11/01/2035	203	217
5.500% due 08/15/2030	14	15
6.500% due 07/25/2043	435	505
6.750% due 08/15/2023	267	267

Ginnie Mae
0.654% due 02/16/2032 - 03/16/2032	452	452
0.754% due 02/16/2030	148	149
0.854% due 02/16/2030	98	98
0.904% due 02/16/2030	174	174
1.204% due 03/20/2031	634	637
1.254% due 08/16/2039	265	268
2.000% due 10/20/2031	174	179
2.125% due 12/20/2021 - 12/20/2033	712	735
2.500% due 10/20/2017	12	12
2.625% due 07/20/2022 - 08/20/2031	1,922	1,985
3.000% due 02/20/2032 -
03/20/2032	479	497
3.250% due 03/20/2029 - 03/20/2030	708	737
3.375% due 05/20/2021 - 05/20/2032	2,940	3,060

290	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 02/20/2019		$15	$16
7.500% due 02/20/2030		104	110

NCUA Guaranteed Notes
0.608% due 12/07/2020		12,540	12,553
0.629% due 11/06/2017		132,362	132,403
0.709% due 10/07/2020		15,730	15,749
0.819% due 12/08/2020		41,245	41,452
1.600% due 10/29/2020		12,146	11,841

Small Business Administration
1.250% due 12/25/2017		39	39
4.340% due 03/01/2024		294	306
4.524% due 02/10/2013		31	33
5.370% due 04/01/2028		379	405
5.490% due 03/01/2028		218	233

Total U.S. Government Agencies (Cost $3,246,146)			3,246,454

MORTGAGE-BACKED SECURITIES 4.8%

American Home Mortgage Assets
0.440% due 05/25/2046		3,432	2,085
0.440% due 09/25/2046		1,389	788
0.460% due 10/25/2046		5,744	3,272
1.232% due 11/25/2046		2,939	1,413

American Home Mortgage Investment Trust
1.960% due 09/25/2045		1,044	918
2.090% due 09/25/2035		394	389
2.250% due 02/25/2045		179	166
2.281% due 10/25/2034		1,600	1,453

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	18,832	26,676
2.491% due 05/16/2047		15,000	21,298

Banc of America Commercial Mortgage, Inc.
0.428% due 06/10/2049		$2,340	2,248
5.658% due 06/10/2049		2,340	2,431

Banc of America Funding Corp.
2.796% due 02/20/2036		5,229	5,022
5.864% due 01/20/2047		371	264

Banc of America Large Loan, Inc.
0.765% due 08/15/2029		1,945	1,868

Banc of America Mortgage Securities, Inc.
2.881% due 02/25/2036		346	281
3.525% due 07/20/2032		163	159
6.500% due 09/25/2033		444	464

BCRR Trust
4.230% due 12/22/2028		413	414
4.230% due 03/22/2031		1,817	1,851
4.230% due 12/22/2032		931	930
4.230% due 05/22/2033		447	447
4.230% due 08/22/2033		6,033	6,057
4.230% due 11/22/2033		6,356	6,424
4.230% due 03/22/2034		512	520
4.230% due 04/22/2034		1,311	1,339
4.230% due 05/22/2034		4,790	4,904
4.230% due 04/22/2035		483	485
4.230% due 05/22/2035		1,467	1,477
4.230% due 06/22/2035		1,046	1,064
4.230% due 09/22/2035		141	141
4.230% due 12/22/2035		13,685	13,951
4.230% due 04/22/2036		1,433	1,432
4.230% due 11/22/2036		1,673	1,697
4.230% due 06/22/2038		904	914
4.230% due 02/22/2041		1,113	1,146

Bear Stearns Adjustable Rate Mortgage Trust
2.290% due 08/25/2035		89	86
2.710% due 03/25/2035		5,180	4,989
2.859% due 01/25/2034		172	174
2.860% due 10/25/2035		500	471
2.906% due 11/25/2034		1,764	1,681
2.934% due 03/25/2035		414	400
3.075% due 01/25/2034		473	464

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.127% due 11/25/2034		$15,015	$12,886
3.392% due 11/25/2030		142	143
4.827% due 01/25/2035		277	258
5.297% due 05/25/2047		3,542	2,745

Bear Stearns Alt-A Trust
0.410% due 02/25/2034		1,641	1,348
2.643% due 05/25/2035		484	440
2.663% due 01/25/2036		3,820	2,226
2.987% due 09/25/2035		6,204	4,857
5.089% due 11/25/2036		4,782	3,035

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036		13,507	9,039
5.222% due 12/26/2046		6,840	4,883

CC Mortgage Funding Corp.
0.380% due 05/25/2048		3,524	1,620
0.500% due 08/25/2035		587	423

Chase Mortgage Finance Corp.
3.743% due 03/25/2037		1,214	1,003

Citigroup Mortgage Loan Trust, Inc.
0.320% due 01/25/2037		696	383
2.210% due 08/25/2035		187	180
2.650% due 10/25/2035		517	447
2.737% due 03/25/2034		247	252
2.820% due 12/25/2035		1,269	1,178
2.909% due 08/25/2035		3,641	3,521
5.492% due 07/25/2046		1,012	742
5.770% due 09/25/2037		6,680	4,764

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		3,600	3,680

Commercial Mortgage Pass-Through Certificates
0.345% due 06/15/2022		1,356	1,318
0.355% due 12/15/2020		286	280
4.630% due 05/10/2043		1,645	1,663

Countrywide Alternative Loan Trust
0.404% due 05/20/2046		53	51
0.410% due 02/25/2047		343	224
0.430% due 05/25/2047		5,956	3,504
0.434% due 02/20/2047		7,633	4,282
0.440% due 09/25/2046		2,821	1,586
0.448% due 12/20/2046		5,389	3,108
0.460% due 07/25/2046		591	398
0.464% due 07/20/2046		3,864	1,744
0.584% due 11/20/2035		1,644	1,032
1.312% due 12/25/2035		1,652	1,046
1.312% due 02/25/2036		698	470
5.500% due 08/25/2035		862	858
5.663% due 02/25/2037		3,083	2,333
6.000% due 04/25/2037		432	290
6.250% due 12/25/2033		1,937	2,001

Countrywide Home Loan Mortgage Pass-Through Trust
0.480% due 05/25/2035		523	357
0.540% due 04/25/2035		99	67
0.570% due 03/25/2035		778	488
0.590% due 06/25/2035		8,743	7,446
2.250% due 07/19/2031		5	5
3.241% due 11/19/2033		255	203
5.783% due 09/25/2047		649	471
6.500% due 01/25/2034		22	22

Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		104	90
1.962% due 05/25/2032		2	2
4.625% due 10/25/2034		514	517

Credit Suisse Mortgage Capital Certificates
0.325% due 02/15/2022		1,657	1,592
0.485% due 10/15/2021		3,976	3,892
5.525% due 06/15/2039		5,953	6,112

European Loan Conduit
1.243% due 05/15/2019	EUR	7,763	10,106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Extended Stay America Trust
3.128% due 01/05/2013 (b)		$65,574	$3,379

First Horizon Alternative Mortgage Securities
5.500% due 03/25/2035		271	269

First Horizon Asset Securities, Inc.
2.921% due 08/25/2035		1,433	1,156

First Republic Mortgage Loan Trust
0.555% due 08/15/2032		6,274	5,973
0.605% due 11/15/2031		524	485
0.730% due 06/25/2030		358	352

First Union National Bank Commercial Mortgage
6.223% due 12/12/2033		1,683	1,709

First Union-Lehman Brothers-Bank of America
6.730% due 11/18/2035		1,329	1,327

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037		33	33

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		1,542	1,410
0.470% due 06/25/2045		538	362
0.480% due 06/25/2045		257	169
0.520% due 11/25/2045		603	398

Greenwich Capital Acceptance, Inc.
3.330% due 06/25/2024		7	7

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		2,900	3,069
5.597% due 12/10/2049		2,000	2,090

GS Mortgage Securities Corp. II
1.142% due 03/06/2020		5,794	5,795

GSR Mortgage Loan Trust
2.784% due 01/25/2036		1,409	1,192
2.796% due 09/25/2035		7,793	7,638
2.838% due 04/25/2036		639	542
6.000% due 03/25/2032		1	1

GSRPM Mortgage Loan Trust
0.650% due 11/25/2031		393	383

Harborview Mortgage Loan Trust
0.384% due 04/19/2038		1,807	1,167
0.434% due 07/19/2046		3,233	1,998
0.444% due 07/21/2036		533	352
0.454% due 09/19/2046		791	518
0.474% due 05/19/2035		2,398	1,649
0.494% due 03/19/2036		6,398	4,050
0.624% due 02/19/2034		426	389
5.505% due 08/19/2036		512	415

Holmes Master Issuer PLC
0.383% due 07/15/2021		625	623
0.383% due 07/15/2021		35,000	34,902
0.860% due 07/15/2021	GBP	2,600	4,156
0.870% due 07/15/2040		9,000	14,432
1.096% due 07/15/2021	EUR	2,400	3,391
1.106% due 07/15/2040		13,611	19,279

Impac CMB Trust
1.150% due 10/25/2033		$64	57

Indymac ARM Trust
1.811% due 01/25/2032		2	2
1.959% due 01/25/2032		5	4

Indymac IMSC Mortgage Loan Trust
0.430% due 07/25/2047		1,318	784

Indymac Index Mortgage Loan Trust
0.440% due 09/25/2046		2,229	1,329
0.450% due 06/25/2047		1,180	639
0.460% due 05/25/2046		382	244
0.490% due 07/25/2035		349	229
2.677% due 12/25/2034		74	56

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.375% due 09/15/2021		1,560	1,525

See Accompanying Notes	Annual Report	March 31, 2011	291

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.555% due 06/15/2022	$1,482	$1,437

Luminent Mortgage Trust
0.420% due 12/25/2036	1,691	1,061
0.430% due 12/25/2036	735	468
0.450% due 10/25/2046	584	404

Mach One Trust Commercial Mortgage-Backed
5.220% due 05/28/2040	835	846

MASTR Adjustable Rate Mortgages Trust
0.460% due 04/25/2046	1,064	602

MASTR Alternative Loans Trust
5.000% due 04/25/2019	436	444

MASTR Asset Securitization Trust
5.500% due 09/25/2033	690	726

MASTR Seasoned Securities Trust
6.211% due 09/25/2017	195	205

Mellon Residential Funding Corp.
0.695% due 12/15/2030	3,149	3,014
0.955% due 11/15/2031	1,297	1,246
2.610% due 10/20/2029	2,293	2,117

Merrill Lynch Floating Trust
0.325% due 06/15/2022	1,276	1,250
0.797% due 07/09/2021	4,099	3,900

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	9,691	7,457
1.961% due 12/25/2032	21	21

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037	1,292	952

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035	4,360	3,851
1.250% due 10/25/2035	65	57
1.707% due 10/25/2035	4,380	4,026

Morgan Stanley Capital I
0.315% due 10/15/2020	3,826	3,680
0.472% due 05/24/2043	1,095	1,073
5.450% due 10/28/2033	1,003	1,024
5.610% due 04/15/2049	5,024	5,085

Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	1,700	1,767

Morgan Stanley Mortgage Loan Trust
0.470% due 02/25/2047	970	181
3.632% due 06/25/2036	338	329

Residential Accredit Loans, Inc.
0.430% due 06/25/2046	1,964	799
0.460% due 04/25/2046	333	141
0.500% due 08/25/2037	908	614
0.550% due 08/25/2035	1,673	1,038
1.672% due 09/25/2045	1,060	680

Residential Asset Securitization Trust
5.750% due 02/25/2036 (a)	310	236

Residential Funding Mortgage Securities I
5.250% due 03/25/2034	917	923
6.500% due 03/25/2032	69	72

Sequoia Mortgage Trust
0.604% due 07/20/2033	3,318	3,201
0.634% due 10/20/2027	1,630	1,516
2.463% due 01/20/2047	566	460
2.811% due 04/20/2035	851	818

Structured Adjustable Rate Mortgage Loan Trust
1.712% due 01/25/2035	108	63
2.585% due 02/25/2034	206	199
2.651% due 08/25/2035	1,322	1,069

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047	33	33
0.380% due 03/25/2037	1,520	942
0.440% due 07/25/2046	3,941	2,457
0.470% due 05/25/2036	10,091	6,020
0.470% due 05/25/2046	1,365	673

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.480% due 05/25/2045	$830	$568
0.503% due 07/19/2035	9,525	9,016
0.530% due 02/25/2036	53	32
0.604% due 03/19/2034	784	712
0.834% due 07/19/2034	50	46
0.914% due 09/19/2032	73	67

Structured Asset Securities Corp.
0.300% due 05/25/2036	55	54
2.264% due 07/25/2032	140	122
2.364% due 01/25/2032	13	11
2.679% due 02/25/2032	210	205
2.768% due 10/25/2035	606	498

Thornburg Mortgage Securities Trust
0.350% due 03/25/2037	561	551
0.360% due 11/25/2046	4,202	4,150
0.380% due 06/25/2037	136	133

UBS Commercial Mortgage Trust
1.155% due 07/15/2024	1,139	1,100

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	14,377	14,253
5.275% due 11/15/2048	1,500	1,528
5.735% due 06/15/2049	5,079	5,280

WaMu Mortgage Pass-Through Certificates
0.509% due 11/25/2045	220	187
0.520% due 12/25/2045	406	345
0.540% due 10/25/2045	885	768
0.560% due 01/25/2045	337	286
1.012% due 02/25/2047	4,126	2,664
1.012% due 03/25/2047	3,478	2,325
1.042% due 01/25/2047	790	526
1.052% due 01/25/2047	1,693	1,025
1.072% due 04/25/2047	2,466	1,855
1.122% due 12/25/2046	3,150	2,316
1.132% due 12/25/2046	1,599	1,060
1.312% due 02/25/2046	3,917	3,115
1.312% due 08/25/2046	22,957	15,087
1.512% due 11/25/2042	612	545
1.712% due 06/25/2042	841	705
1.712% due 08/25/2042	951	866
1.812% due 11/25/2046	321	234
2.255% due 03/25/2033	146	141
2.712% due 09/25/2033	5,225	5,204
2.734% due 02/27/2034	161	165
2.734% due 01/25/2047	459	341
2.780% due 09/25/2033	1,848	1,878
2.984% due 07/25/2046	458	352
2.984% due 08/25/2046	11,201	8,497
2.984% due 12/25/2046	1,802	1,361
3.071% due 09/25/2046	803	659
3.648% due 02/25/2037	4,162	3,343
4.868% due 12/25/2036	2,405	1,894
5.119% due 01/25/2037	1,075	844
5.270% due 04/25/2037	734	535
5.398% due 12/25/2036	675	535
5.444% due 02/25/2037	2,005	1,440
5.548% due 05/25/2037	1,747	1,430
5.695% due 02/25/2037	2,265	1,740
5.846% due 09/25/2036	1,169	934

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.282% due 05/25/2046	814	482

Washington Mutual MSC Mortgage Pass-Through Certificates
2.359% due 02/25/2033	92	86

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036	394	354
2.867% due 12/25/2034	4,077	4,002
2.883% due 09/25/2034	611	628
5.143% due 07/25/2036	1,526	1,268

Total Mortgage-Backed Securities (Cost $592,881)		551,718

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 6.1%

Aames Mortgage Investment Trust
0.400% due 08/25/2035	$8	$8

ACE Securities Corp.
0.300% due 12/25/2036	207	201
0.310% due 10/25/2036	26	9
0.340% due 06/25/2037	242	238

Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,794	1,776

Ally Auto Receivables Trust
0.336% due 11/15/2011	4,432	4,434
0.750% due 04/15/2012	1,330	1,331

American Express Credit Account Master Trust
1.605% due 12/15/2014	3,200	3,243

AmeriCredit Automobile Receivables Trust
4.260% due 08/06/2012	2	2

AMMC CDO
0.536% due 05/03/2018	5,200	4,874

Amortizing Residential Collateral Trust
0.830% due 07/25/2032	63	58
0.950% due 10/25/2031	391	351
0.950% due 08/25/2032	432	356

Amresco Residential Securities Mortgage Loan Trust
1.190% due 06/25/2029	99	85

Arkansas Student Loan Authority
1.212% due 11/25/2043	8,389	8,340

Armstrong Loan Funding Ltd.
1.304% due 08/01/2016	2,348	2,292

Asset-Backed Funding Certificates
0.310% due 01/25/2037	360	358
0.600% due 06/25/2034	1,013	829

Asset-Backed Securities Corp. Home Equity
0.330% due 05/25/2037	383	322
0.524% due 09/25/2034	446	407

Aurum CLO Ltd.
1.003% due 04/15/2014	2,500	2,456

Babson CLO Ltd.
0.633% due 11/15/2016	9,509	9,224

Bank One Issuance Trust
0.375% due 05/15/2014	10,234	10,234

Bear Stearns Asset-Backed Securities Trust
0.300% due 11/25/2036	164	157
0.320% due 12/25/2036	394	368
0.330% due 10/25/2036	98	94
0.580% due 01/25/2036	10	10
0.650% due 10/27/2032	112	102
0.910% due 10/25/2032	766	688
1.250% due 10/25/2037	3,639	2,433
1.250% due 11/25/2042	71	63

BMW Vehicle Lease Trust
0.298% due 10/17/2011	3,607	3,608

Capital Auto Receivables Asset Trust
0.655% due 02/18/2014	895	896
1.705% due 10/15/2012	1,179	1,182

Carrington Mortgage Loan Trust
0.300% due 01/25/2037	3,411	3,358
0.350% due 06/25/2037	383	349
0.570% due 10/25/2035	733	692

Chase Funding Mortgage Loan Asset-Backed Certificates
0.890% due 08/25/2032	43	38

Chase Issuance Trust
1.805% due 04/15/2014	23,800	24,150
2.400% due 06/17/2013	58,000	58,231
4.260% due 05/15/2013	26,600	26,715

292	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group Home Equity Loan Trust
0.520% due 06/25/2033		$36	$31

Citibank Credit Card Issuance Trust
5.375% due 04/10/2013	EUR	3,200	4,538

Citibank Omni Master Trust
2.355% due 05/16/2016		$65,670	66,681
3.005% due 08/15/2018		14,300	15,157

Citigroup Mortgage Loan Trust, Inc.
0.290% due 12/25/2036		370	355
0.310% due 07/25/2045		1,162	963
0.360% due 08/25/2036		348	322

Contimortgage Home Equity Trust
0.935% due 03/15/2027		2	1

Countrywide Asset-Backed Certificates
0.300% due 07/25/2037		806	785
0.300% due 05/25/2047		40	40
0.300% due 06/25/2047		234	231
0.320% due 06/25/2047		138	137
0.330% due 06/25/2037		154	153
0.330% due 10/25/2047		291	287
0.350% due 08/25/2037		11,400	9,786
0.350% due 09/25/2037		362	355
0.350% due 09/25/2047		550	541
0.430% due 09/25/2036		1,413	1,201
0.440% due 06/25/2036		920	796
0.730% due 12/25/2031		53	30
0.990% due 05/25/2032		239	220
1.110% due 05/25/2033		26	22

Countrywide Home Equity Loan Trust
0.395% due 01/15/2037		78	60

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032		3	3

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036		171	148
0.370% due 07/25/2037		983	884

Delta Funding Home Equity Loan Trust
1.075% due 09/15/2029		34	28

Diamond Lake CLO Ltd.
5.509% due 12/01/2012		1,838	1,901

EMC Mortgage Loan Trust
0.620% due 05/25/2040		114	93

Equity One ABS, Inc.
0.550% due 04/25/2034		611	476
0.810% due 11/25/2032		746	661

First Franklin Mortgage Loan Asset-Backed Certificates
0.620% due 12/25/2034		10	10

First NLC Trust
0.320% due 08/25/2037		855	564

Ford Auto Securitization Trust
1.793% due 09/15/2013	CAD	30,836	31,643
1.926% due 06/15/2013		23,177	23,947

Ford Credit Auto Lease Trust
1.040% due 03/15/2013		$728	729

Ford Credit Auto Owner Trust
1.675% due 06/15/2012		8,819	8,834
2.755% due 05/15/2013		69,890	70,534

Foxe Basin CLO Ltd.
1.210% due 12/15/2015		969	964

Greenpoint Home Equity Loan Trust
0.615% due 01/15/2030		343	202

GSAMP Trust
0.320% due 10/25/2036		11	10
0.320% due 12/25/2036		768	561

GSRPM Mortgage Loan Trust
0.950% due 01/25/2032		136	126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
0.310% due 05/25/2037		$301	$294
1.170% due 02/25/2033		1	1

HSBC Asset Loan Obligation
0.310% due 12/25/2036		493	481

HSBC Home Equity Loan Trust
0.544% due 01/20/2034		1,435	1,318
1.054% due 11/20/2036		74	74

HSI Asset Securitization Corp. Trust
0.310% due 05/25/2037		322	315

Hyundai Capital Auto Funding Ltd.
1.254% due 09/20/2016		3,500	3,476

Illinois Student Assistance Commission
0.783% due 04/25/2017		10,320	10,325

Indymac Residential Asset-Backed Trust
0.380% due 04/25/2047		106	104

Irwin Home Equity Corp.
0.790% due 07/25/2032		208	128

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036		504	491
0.310% due 03/25/2047		372	315
0.330% due 03/25/2037		369	347

Lehman ABS Mortgage Loan Trust
0.340% due 06/25/2037		643	270

Lehman XS Trust
0.400% due 04/25/2037		2,886	2,018

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		359	300
0.950% due 03/25/2032		65	56

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	12,022	17,089

Massachusetts Educational Financing Authority
1.253% due 04/25/2038		$4,895	4,872

MASTR Asset-Backed Securities Trust
0.300% due 11/25/2036		102	46
0.300% due 01/25/2037		493	167
0.330% due 05/25/2037		300	287

Merrill Lynch First Franklin Mortgage Loan Trust
0.310% due 07/25/2037		443	441

Merrill Lynch Mortgage Investors, Inc.
0.320% due 07/25/2037		36	35
0.330% due 09/25/2037		7	2
0.370% due 02/25/2037		653	387

Morgan Stanley ABS Capital I
0.290% due 01/25/2037		361	351
0.310% due 05/25/2037		686	588
0.350% due 09/25/2036		84	75
1.050% due 07/25/2037		1,126	1,030

Morgan Stanley Home Equity Loan Trust
0.300% due 12/25/2036		182	178

Morgan Stanley IXIS Real Estate Capital Trust
0.300% due 11/25/2036		14	14

Nautique Funding Ltd.
0.553% due 04/15/2020		1,925	1,780

Nelnet Education Loan Funding, Inc.
0.452% due 08/26/2019		3,750	3,717

Nelnet Student Loan Trust
1.003% due 07/25/2018		4,661	4,682

New Century Home Equity Loan Trust
0.430% due 05/25/2036		951	676
0.509% due 06/25/2035		82	79

Nissan Auto Receivables Owner Trust
0.356% due 10/17/2011		9,185	9,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
0.310% due 07/25/2037	$420	$404
0.790% due 06/25/2032	35	29
0.790% due 08/25/2032	207	161

Park Place Securities, Inc.
0.509% due 09/25/2035	617	561

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019	11,600	11,582

Popular ABS Mortgage Pass-Through Trust
0.340% due 06/25/2047	1,118	1,014

Renaissance Home Equity Loan Trust
0.610% due 11/25/2034	329	278
0.690% due 08/25/2033	1,181	1,105
0.750% due 12/25/2033	586	505

Residential Asset Mortgage Products, Inc.
0.810% due 06/25/2032	7	6

Residential Asset Securities Corp.
0.320% due 02/25/2037	100	98
0.360% due 04/25/2037	248	244
0.750% due 07/25/2032 (a)	115	64

SACO I, Inc.
0.310% due 05/25/2036	191	172

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037	211	202
0.380% due 05/25/2037	1,528	1,219

SLM Student Loan Trust
0.303% due 10/25/2016	172	172
0.303% due 07/25/2017	1,883	1,870
0.343% due 04/25/2017	2	2
0.373% due 04/27/2020	18,900	18,758
0.433% due 04/25/2017	5,723	5,720
0.453% due 01/25/2017	1	1
1.803% due 04/25/2023	42,242	43,656
4.500% due 11/16/2043	30,891	30,028
6.255% due 07/15/2042	84,961	82,109

Soundview Home Equity Loan Trust
1.050% due 10/25/2037	49	49

South Carolina Student Loan Corp.
0.753% due 01/25/2021	8,078	8,104

Specialty Underwriting & Residential Finance
0.310% due 01/25/2038	450	403
0.930% due 01/25/2034	90	75

Structured Asset Investment Loan Trust
0.300% due 07/25/2036	22	22

Structured Asset Securities Corp.
0.300% due 10/25/2036	489	487
0.330% due 01/25/2037	208	204
0.350% due 01/25/2037	534	400
0.540% due 01/25/2033	1,328	1,222
1.750% due 04/25/2035	2,648	2,043

Truman Capital Mortgage Loan Trust
0.590% due 01/25/2034	5	5

Volkswagen Auto Lease Trust
0.299% due 11/21/2011	1,832	1,832

WaMu Asset-Backed Certificates
0.300% due 01/25/2037	220	211

Washington Mutual Asset-Backed Certificates
0.310% due 10/25/2036	233	162

Total Asset-Backed Securities (Cost $704,037)		700,748

SOVEREIGN ISSUES 1.0%

Emirate of Abu Dhabi
5.500% due 04/08/2014 (h)	6,600	7,221

Export Development Canada
2.375% due 03/19/2012	3,000	3,057

See Accompanying Notes	Annual Report	March 31, 2011	293

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Export-Import Bank of Korea
1.360% due 03/13/2012	$59,300	$59,287

Kommunalbanken A/S
3.375% due 11/15/2011	33,300	33,913

Korea Development Bank
4.375% due 08/10/2015	1,000	1,038

Korea Government Bond
4.250% due 06/01/2013	350	366

Province of Ontario Canada
0.762% due 05/22/2012	2,400	2,412
1.375% due 01/27/2014	300	299
2.625% due 01/20/2012	1,000	1,017

Qatar Government International Bond
5.150% due 04/09/2014	5,900	6,350

Societe Financement de l'Economie Francaise
2.250% due 06/11/2012	1,600	1,630

Total Sovereign Issues (Cost $116,199)		116,590

	SHARES
PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%

DG Funding Trust
0.685% due 06/11/2012	328	2,491

RGA Capital Trust I
2.375% due 06/11/2012	2,066,750	73,200

Total Preferred Securities (Cost $76,735)		75,691

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.5%

CERTIFICATES OF DEPOSIT 3.7%

Banco Bradesco S.A.
1.955% due 01/24/2013	$48,000	48,331

Banco Do Brasil S.A.
0.000% due 02/15/2012	37,000	37,278

Bank of Nova Scotia
0.603% due 10/18/2012	7,000	7,011

Barclays Bank PLC
0.964% due 03/01/2012	22,800	22,796

Credit Agricole Corporate and Investment Bank
0.853% due 04/13/2012	4,380	4,379

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local
0.559% due 03/22/2012	$105,700	$105,563

Industrial & Commercial Bank of China Ltd.
0.550% due 05/16/2011	18,600	18,600
0.550% due 05/18/2011	15,600	15,600

Intesa Sanpaolo SpA
0.803% due 01/19/2012	54,576	54,369
2.375% due 12/21/2012	16,500	16,614

Itau Unibanco S.A.
1.700% due 09/12/2011	72,950	72,498

Royal Bank of Scotland Group PLC
1.678% due 10/15/2012	2,000	2,000

Svenska Handelsbanken AB
0.753% due 01/18/2013	5,200	5,198

UBS AG
0.992% due 11/02/2012	21,500	21,493

		431,730

COMMERCIAL PAPER 1.4%

BPCE S.A.
0.648% due 10/20/2011	250	249

British Telecom PLC
0.550% due 04/05/2011	13,600	13,599

Computer Sciences Co.
0.300% due 04/01/2011	26,975	26,975

Nissan Motor Acceptance Corp.
0.600% due 06/22/2011	30,800	30,772

Transocean Ltd.
0.850% due 04/06/2011	2,650	2,650

Vodafone Group PLC
0.848% due 01/19/2012	400	398
0.880% due 01/19/2012	85,000	84,533

		159,176

REPURCHASE AGREEMENTS 1.0%

Goldman Sachs & Co.
0.440% due 06/02/2011	115,525	115,525

(Dated 03/02/2011. Collateralized by FMS Wertmanagement 2.000% due 11/15/2012 valued at $88,924. Repurchase proceeds are $115,526.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.1%

Holmes Master Issuer PLC
0.405% due 10/15/2011		$30,000	$29,997

Maine State General Obligation Notes, Series 2010
2.000% due 06/15/2011		1,900	1,906

Swedbank Hypotek AB
0.629% due 06/22/2011		52,500	52,499

WM Wrigley Jr. Co.
1.684% due 06/28/2011		42,450	42,475

			126,877

JAPAN TREASURY BILLS 3.4%
0.109% due 04/25/2011	JPY	32,440,000	389,970

U.S. TREASURY BILLS 0.2%
0.150% due 07/07/2011 - 09/15/2011 (d)(f)(g)		$22,859	22,845

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 6.7%
		77,134,718	772,736

Total Short-Term Instruments (Cost $2,024,090)			2,018,859

Total Investments 121.1% (Cost $13,897,697)			$13,935,063

Written Options (k) (0.0%) (Premiums $192)			(182)

Other Assets and Liabilities (Net) (21.1%)			(2,427,531)

Net Assets 100.0%			$11,507,350

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-Issued security.
(d)	Coupon represents a weighted average yield.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $21,075 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $520 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $49,711 at a weighted average interest rate of 0.018%. On March 31, 2011, securities valued at $940,625 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $382 have been pledged as collateral for the following open futures contracts on March 31, 2011:

294	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Ford Motor Credit Co. LLC	DUB	(5.000%	)	06/20/2011	0.763%	$	6,600	$(72)	$(181)	$109

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BNP	1.000%	03/20/2013	0.483%	$	10,000	$105	$67	$38
Alcoa, Inc.	CITI	1.000%	03/20/2013	0.483%		23,000	242	150	92
Alcoa, Inc.	DUB	1.000%	03/20/2013	0.483%		5,000	53	33	20
Alcoa, Inc.	RBS	1.000%	03/20/2013	0.483%		9,600	101	73	28
Altria Group, Inc.	CITI	1.000%	12/20/2013	0.572%		1,000	11	12	(1)
Anheuser-Busch InBev Worldwide, Inc.	JPM	1.000%	12/20/2012	0.334%		13,100	155	28	127
ArcelorMittal	BCLY	1.000%	03/20/2013	1.070%		24,700	(26)	(185)	159
BHP Billiton Finance USA Ltd.	CITI	1.000%	12/20/2011	0.235%		25,000	147	126	21
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2011	0.235%		9,800	58	58	0
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2013	0.459%		10,000	149	123	26
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2011	0.235%		2,800	17	15	2
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2013	0.459%		10,000	150	72	78
BP Capital Markets America, Inc.	CITI	5.000%	06/20/2015	0.655%		600	107	11	96
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.655%		2,100	375	(48)	423
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.696%		1,100	205	18	187
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.655%		3,000	537	21	516
Brazil Government International Bond	RBS	1.000%	12/20/2011	0.346%		14,700	75	64	11
Emirate of Abu Dhabi	BCLY	1.000%	03/20/2014	0.782%		25,000	167	155	12
Emirate of Abu Dhabi	CSFB	1.000%	03/20/2014	0.782%		10,500	70	53	17
Emirate of Abu Dhabi	DUB	1.000%	03/20/2014	0.782%		10,500	71	41	30
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2014	0.782%		11,100	75	83	(8)
Emirate of Abu Dhabi	RBS	1.000%	03/20/2014	0.782%		25,000	168	75	93
Enbridge Energy Partners LP	MLP	0.280%	06/20/2012	0.132%		3,800	7	0	7
Energy Transfer Partners LP	BOA	0.330%	06/20/2012	0.281%		3,800	3	0	3
Ensco PLC	CSFB	1.000%	03/20/2014	0.623%		44,500	505	(331)	836
Freeport-McMoRan Copper & Gold, Inc.	BNP	1.000%	03/20/2013	0.450%		19,200	215	258	(43)
General Electric Capital Corp.	DUB	5.000%	09/20/2014	0.845%		2,600	370	101	269
General Electric Capital Corp.	MSC	1.000%	06/20/2013	0.642%		132,000	1,086	1,030	56
Kinder Morgan Energy Partners LP	MLP	0.290%	06/20/2012	0.376%		3,800	(4)	0	(4)
MetLife, Inc.	CITI	1.000%	06/20/2011	0.280%		3,840	7	(53)	60
MetLife, Inc.	DUB	5.000%	06/20/2012	0.378%		6,800	398	253	145
MetLife, Inc.	JPM	1.000%	12/20/2011	0.280%		4,500	25	0	25
Morgan Stanley	BOA	0.870%	09/20/2012	0.434%		2,800	19	0	19
Morgan Stanley	JPM	0.800%	09/20/2012	0.434%		10,000	57	0	57
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.425%		30,700	138	169	(31)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		3,400	12	(30)	42
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%		3,000	10	(16)	26
Plains All American Pipeline LP	BOA	0.320%	06/20/2012	0.212%		3,800	5	0	5
Prudential Financial, Inc.	BOA	1.000%	12/20/2012	0.567%		13,700	107	(14)	121
Prudential Financial, Inc.	UBS	1.000%	12/20/2011	0.371%		4,400	22	(1)	23
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	0.343%		36,950	66	36	30
Teck Resources Ltd.	CITI	1.000%	03/20/2013	0.481%		19,600	207	257	(50)
Teck Resources Ltd.	MSC	1.000%	03/20/2013	0.481%		30,000	317	393	(76)
Valero Energy Corp.	BOA	0.320%	06/20/2012	0.169%		3,800	7	0	7
Volkswagen International Finance NV	BCLY	1.000%	03/20/2012	0.269%		10,600	79	89	(10)
Volkswagen International Finance NV	BOA	1.000%	03/20/2012	0.269%		18,100	135	149	(14)
Wells Fargo & Co.	DUB	1.000%	09/20/2013	0.330%		1,000	17	(25)	42

							$6,822	$3,310	$3,512

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	March 31, 2011	295

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Cross-Currency Swaps
Receive	Pay	Maturity Date (5)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month EUR-LIBOR less 0.231% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	12/20/2013	JPM	$ 29,219	EUR	22,002	$(1,969)	$(139)	$(1,830)
Floating rate equal to 3-Month EUR-LIBOR less 0.261% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/04/2013	JPM	16,550		12,500	(1,177)	737	(1,914)
Floating rate equal to 3-Month EUR-LIBOR less 0.280% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/04/2013	JPM	6,314		4,800	(491)	242	(733)
Floating rate equal to 3-Month GBP-LIBOR less 0.110% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	08/10/2011	GSC	40,695	GBP	25,000	578	3	575

							$(3,059)	$843	$(3,902)

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC	BRL	128,300	$1,188	$(11)	$1,199
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		22,000	204	(4)	208

							$1,392	$(15)	$1,407

(k)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	240	$192	$(182)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	9,725	$770,100	$9,627
Sales	9,992	4,870,000	31,162
Closing Buys	(17,805)	(4,679,400)	(37,250)
Expirations	0	0	0
Exercised	(1,672)	(960,700)	(3,347)

Balance at 03/31/2011	240	$0	$192

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	919	04/2011	BOA	$0	$(35)	$(35)
Buy		57,750	04/2011	DUB	3,199	0	3,199
Sell		10,774	08/2012	CITI	0	(493)	(493)
Sell	BRL	2,134	04/2011	BCLY	0	(49)	(49)
Buy		2,134	04/2011	CITI	30	0	30
Sell		2,134	06/2011	CITI	0	(32)	(32)
Sell	CAD	63,114	06/2011	BNP	0	(408)	(408)
Buy	CLP	331,549	06/2011	DUB	16	0	16
Sell		331,549	06/2011	HSBC	4	0	4
Buy	CNY	538,037	04/2011	BCLY	926	0	926
Buy		11,734	04/2011	CITI	40	0	40
Sell		104,400	04/2011	CITI	0	(28)	(28)
Buy		51,635	04/2011	CSFB	87	0	87
Sell		67,909	04/2011	DUB	0	(55)	(55)
Buy		107,238	04/2011	HSBC	179	0	179
Sell		500,638	04/2011	HSBC	0	(265)	(265)
Buy		132,300	04/2011	JPM	207	0	207
Sell		80,000	04/2011	JPM	0	(24)	(24)
Buy		6,327	04/2011	RBS	19	0	19
Sell		94,324	04/2011	RBS	0	(30)	(30)

296	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	336,882	09/2011	BCLY	$1,054	$0	$1,054
Buy		22,366	11/2011	BCLY	14	(5)	9
Buy		15,254	11/2011	JPM	0	(14)	(14)
Buy		15,181	11/2011	RBS	3	0	3
Buy		4,694	02/2012	BCLY	0	(5)	(5)
Buy		104,400	02/2012	CITI	31	0	31
Buy		17,397	02/2012	DUB	24	0	24
Buy		67,909	02/2013	DUB	0	(20)	(20)
Buy		80,000	02/2013	JPM	7	0	7
Buy		94,324	02/2013	RBS	24	0	24
Buy	DKK	3,943	05/2011	BNP	20	0	20
Sell		419,065	01/2012	CITI	0	(5,664)	(5,664)
Sell		199,747	01/2012	HSBC	0	(2,790)	(2,790)
Sell		297,920	01/2012	JPM	0	(4,283)	(4,283)
Sell		71,365	01/2012	MSC	0	(923)	(923)
Sell		7,543	01/2012	RBS	0	(87)	(87)
Buy	EUR	940	05/2011	BOA	95	0	95
Sell		940	05/2011	RBS	0	(144)	(144)
Buy		4,990	06/2011	BOA	502	0	502
Sell		4,990	06/2011	CITI	0	(93)	(93)
Sell		4,845	07/2012	BCLY	0	(173)	(173)
Buy		1,494	07/2012	BNP	81	0	81
Sell		9,407	07/2012	BNP	7	0	7
Buy		105	07/2012	BOA	9	0	9
Sell		29,337	07/2012	BOA	0	(2,629)	(2,629)
Sell		4,773	07/2012	DUB	0	(170)	(170)
Sell		85,668	07/2012	RBS	0	(7,488)	(7,488)
Sell	GBP	25,015	04/2011	BNP	0	(161)	(161)
Buy		24,091	06/2011	BOA	0	(65)	(65)
Buy		25,015	08/2011	BNP	154	0	154
Sell		29,749	08/2011	CITI	0	(1,593)	(1,593)
Buy		22,014	01/2012	BCLY	0	(430)	(430)
Buy		29,749	01/2012	CITI	1,556	0	1,556
Sell		75,303	01/2012	CITI	0	(2,807)	(2,807)
Buy	INR	2,791,656	05/2011	HSBC	1,496	0	1,496
Sell	JPY	25,620,000	04/2011	BOA	3,638	0	3,638
Sell		7,492,509	04/2011	CITI	2,182	(11)	2,171
Sell		4,616,886	04/2011	DUB	2,932	0	2,932
Buy		749,292	04/2011	RBS	11	0	11
Buy	MXN	310,400	07/2011	BCLY	78	0	78
Buy		302,919	07/2011	CITI	348	0	348
Buy		223,693	07/2011	HSBC	49	0	49

					$19,022	$(30,974)	$(11,952)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$80,023	$11,409	$91,432
Corporate Bonds & Notes
Banking & Finance	0	4,454,196	95,923	4,550,119
Industrials	0	1,604,905	72,070	1,676,975
Utilities	0	751,629	0	751,629
Convertible Bonds & Notes
Banking & Finance	0	25,093	0	25,093
Industrials	0	86,846	0	86,846
Municipal Bonds & Notes
California	0	16,871	0	16,871
Illinois	0	1,534	0	1,534
New Jersey	0	12,490	0	12,490
New York	0	12,014	0	12,014
U.S. Government Agencies	0	3,039,610	206,844	3,246,454

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Mortgage-Backed Securities	$0	$550,645	$1,073	$551,718
Asset-Backed Securities	0	660,423	40,325	700,748
Sovereign Issues	0	116,590	0	116,590
Preferred Securities
Banking & Finance	0	0	75,691	75,691
Short-Term Instruments
Certificates of Deposit	0	431,730	0	431,730
Commercial Paper	0	159,176	0	159,176
Repurchase Agreements	0	115,525	0	115,525
Short-Term Notes	0	126,877	0	126,877
Japan Treasury Bills	0	389,970	0	389,970
U.S. Treasury Bills	0	22,845	0	22,845
PIMCO Short-Term Floating NAV Portfolio	772,736	0	0	772,736
	$772,736	$12,658,992	$503,335	$13,935,063

See Accompanying Notes	Annual Report	March 31, 2011	297

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$3,858	$0	$3,858
Foreign Exchange Contracts	0	19,597	0	19,597
Interest Rate Contracts	0	1,407	0	1,407
	$0	$24,862	$0	$24,862

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(237)	$0	$(237)
Foreign Exchange Contracts	0	(35,451)	0	(35,451)
Interest Rate Contracts	0	(182)	0	(182)
	$0	$(35,870)	$0	$(35,870)

Totals	$772,736	$12,647,984	$503,335	$13,924,055

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
Bank Loan Obligations	$0	$11,500	$0	$0	$0	$(91)	$0	$0	$11,409	$(91)
Corporate Bonds & Notes
Banking & Finance	995	92,793	(1,180)	0	1	(101)	3,415	0	95,923	(105)
Industrials	0	72,813	0	(362)	0	(381)	0	0	72,070	(381)
U.S. Government Agencies	729	219,950	(14,111)	0	0	276	0	0	206,844	275
Mortgage-Backed Securities	0	1,213	(140)	0	3	(3)	0	0	1,073	(3)
Asset-Backed Securities	26,245	45,600	(13,868)	29	(17)	755	0	(18,419)	40,325	(32)
Preferred Securities
Banking & Finance	2,673	73,246	0	0	0	(228)	0	0	75,691	(228)
Short-Term Instruments
Short-Term Notes	34,794	0	(35,000)	0	0	206	0	0	0	0

Totals	$65,436	$517,115	$(64,299)	$(333)	$(13)	$433	$3,415	$(18,419)	$503,335	$(565)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$19,022	$0	$19,022
Unrealized appreciation on swap agreements	0	3,857	0	576	1,407	5,840

	$0	$3,857	$0	$19,598	$1,407	$24,862

Liabilities:
Written options outstanding	$0	$0	$0	$0	$182	$182
Unrealized depreciation on foreign currency contracts	0	0	0	30,974	0	30,974
Unrealized depreciation on swap agreements	0	237	0	4,477	0	4,714

	$0	$237	$0	$35,451	$182	$35,870

298	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$5,455	$0	$661	$757	$6,873
Net realized (loss) on foreign currency transactions	0	0	0	(39,423)	0	(39,423)

	$0	$5,455	$0	$(38,762)	$757	$(32,550)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$2,419	$0	$(7,664)	$(5,159)	$(10,404)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(13,982)	0	(13,982)

	$0	$2,419	$0	$(21,646)	$(5,159)	$(24,386)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$1,630	$(1,200)	$430
BNP	13	(550)	(537)
BOA	1,791	(1,000)	791
CITI	(5,747)	5,661	(86)
CSFB	662	(639)	23
DUB	6,982	(6,640)	342
GSC	2,346	(2,660)	(314)
HSBC	(1,252)	1,569	317
JPM	(6,832)	6,357	(475)
MLP	207	33	240
MSC	657	(820)	(163)
RBS	(7,348)	6,665	(683)
UBS	22	0	22

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	299

Schedule of Investments PIMCO Tax Managed Real Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 91.9%

ARIZONA 1.5%

Arizona State Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2016	$300	$324

Mesa, Arizona Revenue Bonds, (NPFGC/FGIC Insured), Series 2002
5.250% due 07/01/2017	250	285

		609

CALIFORNIA 14.2%

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2022	250	261

California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	1,450	1,621

California State Northern Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	250	264

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.170% due 11/01/2026	100	100

Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	300	319

Irvine, California Ranch Water District Revenue Bonds, Series 1993
0.130% due 04/01/2033	200	200

Los Angeles, California Department of Airports Revenue Bonds, Series 2008
5.000% due 05/15/2019	500	534

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.170% due 07/01/2034	200	200

Orange County, California Public Financing Authority Revenue Bonds, (NPFGC insured), Series 2005
5.000% due 07/01/2016	20	23

San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.500% due 05/01/2021	55	60

Santa Clara, California Revenue Bonds, Series 2008
0.240% due 07/01/2034	200	200

Southern California State Public Power Authority Revenue Notes, Series 2011
4.000% due 07/01/2015	1,000	1,079
5.000% due 07/01/2019	500	552

University of California Regents Medical Center Revenue Bonds, Series 2007
0.210% due 05/15/2032	195	195

		5,608

COLORADO 1.3%

Colorado State Board of Governors Revenue Notes, Series 2010
4.000% due 03/01/2017	300	323

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.210% due 12/01/2029	195	195

		518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 1.8%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2005
0.150% due 07/01/2035	$200	$200

University of Connecticut Revenue Notes, Series 2010
5.000% due 11/15/2016	430	493

		693

FLORIDA 1.2%

Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	150	166

Miami-Dade County, Florida Revenue Bonds, Series 2010
5.375% due 10/01/2035	250	237

Tallahassee, Florida Revenue Notes, Series 2010
3.000% due 10/01/2016	85	86

		489

GEORGIA 1.7%

Atlanta, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2019	500	533

Georgia State Municipal Electric Authority Revenue Notes, Series 2010
4.000% due 01/01/2018	150	157

		690

ILLINOIS 5.0%

Chicago, Illinois Board of Education General Obligation Notes, Series 2010
5.000% due 12/01/2016	1,000	1,056

Chicago, Illinois Revenue Bonds, Series 2002
0.230% due 01/01/2034	100	100

Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	309

Illinois State General Obligation Bonds, (NATL-RE Insured), Series 2002
5.250% due 08/01/2012	500	521

		1,986

INDIANA 3.6%

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2009
5.000% due 02/01/2020	300	327

Indiana State Purdue University Certificates of Participation Bonds, Series 2006
5.250% due 07/01/2017	500	565

Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	500	528

		1,420

IOWA 0.7%

University of Iowa Facilities Corp. Revenue Notes, Series 2009
5.000% due 06/01/2017	240	264

LOUISIANA 0.7%

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	250	260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 3.6%

Massachusetts State General Obligation Bonds, (SGI Insured), Series 2003
3.923% due 12/01/2014	$400	$399

Massachusetts State General Obligation Notes, (SGI Insured), Series 2003
3.300% due 12/01/2012	200	200

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.150% due 11/01/2049	200	200

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.230% due 12/01/2037	200	200

Massachusetts State Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
2.204% due 01/01/2018	500	443

		1,442

MISSISSIPPI 1.7%

De Soto County, Mississippi General Obligation Notes, Series 2009
5.000% due 11/01/2019	200	226

Mississippi State Development Bank Special Obligation Revenue Notes, Series 2010
5.000% due 08/01/2016	400	443

		669

MISSOURI 1.0%

Missouri State Highway & Transportation Commission Revenue Notes, Series 2007
5.000% due 05/01/2017	350	404

NEBRASKA 1.5%

Nebraska State Educational Finance Authority Revenue Notes, Series 2005
0.270% due 12/15/2012	605	605

NEVADA 0.7%

Clark County, Nevada Revenue Notes, Series 2010
4.000% due 07/01/2014	250	263

NEW HAMPSHIRE 0.5%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.230% due 06/01/2031	200	200

NEW JERSEY 3.0%

New Brunswick, New Jersey Rutgers-State University Revenue Notes, Series 2010
4.000% due 05/01/2019	250	258

New Jersey State Building Authority Revenue Notes, Series 2007
5.000% due 06/15/2016	450	483

New Jersey State Higher Education Assistance Authority Revenue Notes, Series 2010
5.000% due 12/01/2014	300	324

New Jersey State Preservation Trust Revenue Bonds, (AGM Insured), Series 2005
5.800% due 11/01/2016	100	116

		1,181

NEW MEXICO 1.5%

New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	576

300	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 18.4%

Long Island, New York Power Authority Revenue Bonds, Series 1998
0.180% due 05/01/2033	$200	$200

Long Island, New York Power Authority Revenue Notes, Series 2010
4.000% due 05/01/2014	205	219

Monroe County, New York Industrial Development Corp. Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	375	412

New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2020	700	762

New York City, New York General Obligation Notes, Series 2010
5.000% due 08/01/2014	500	556
5.000% due 08/01/2016	300	338

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
2.422% due 03/01/2020	1,100	870
2.998% due 03/01/2027	450	314

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2011
5.000% due 06/15/2020	500	564

New York City, New York Transitional Finance Authority Revenue Notes, Series 2009
5.000% due 01/15/2018	300	334

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	300	315

New York State Urban Development Corp. Revenue Bonds, (AMBAC Insured), Series 2004
5.500% due 03/15/2017	500	584

New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 12/15/2016	200	231

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 01/01/2019	1,000	1,101
5.000% due 03/15/2019	250	282

Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.210% due 07/01/2037	195	195

		7,277

NORTH CAROLINA 2.8%

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2008
5.000% due 01/01/2015	275	301

North Carolina State Medical Care Commission Revenue Notes, Series 2010
5.000% due 06/01/2018	250	270
5.000% due 07/01/2018	500	531

		1,102

OHIO 6.9%

Cincinnati, Ohio School District General Obligation Notes, Series 2010
5.000% due 06/01/2016	500	563

Greene County, Ohio General Obligation Notes, Series 2010
5.000% due 12/01/2018	125	140

Ohio State Miami University Revenue Notes, Series 2010
5.000% due 09/01/2016	400	444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State University Revenue Notes, (AGM Insured), Series 2010
5.000% due 01/01/2019	$1,000	$1,093

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.220% due 12/01/2033	200	200

Ohio State Water Development Authority Revenue Notes, Series 2010
5.000% due 12/01/2016	250	288

		2,728

OREGON 0.7%

Portland, Oregon Revenue Notes, Series 2010
5.000% due 03/01/2019	250	286

PENNSYLVANIA 3.2%

Pennsylvania State Financing Authority Revenue Notes, (AGM Insured), Series 2010
5.000% due 06/01/2020	500	551

Philadelphia, Pennsylvania Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	400	447

Philadelphia, Pennsylvania Revenue Notes, Series 2010
4.000% due 06/15/2013	250	264

		1,262

SOUTH CAROLINA 1.7%

Lexington County, South Carolina School District No. 1 General Obligation Bonds, Series 2001
5.125% due 03/01/2020	200	221

Woodruff-Roebuck, South Carolina Water District Revenue Notes, (AGM Insured), Series 2010
3.000% due 06/01/2016	425	440

		661

TEXAS 7.2%

Austin, Texas Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 11/15/2015	500	577

Austin, Texas Water & Wastewater Utilities Revenue Notes, Series 2009
5.000% due 11/15/2013	200	220

Fort Bend, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2016	500	575

Grand Prairie, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2000
0.000% due 02/15/2014	200	192

Tarrant County, Texas Health Facilities Development Corp. Revenue Notes, Series 2010
3.000% due 12/01/2012	250	257

Texas A&M University Revenue Notes, Series 2010
5.000% due 05/15/2016	250	286

Texas State Lower Colorado River Authority Revenue Notes, Series 2010
5.000% due 05/15/2015	300	335

University of North Texas Revenue Notes, Series 2009
5.000% due 04/15/2015	200	224

University of Texas Revenue Notes, Series 2010
5.000% due 08/15/2018	150	174

		2,840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.3%

Midvale, Utah Revenue Notes, (AGM Insured), Series 2010
4.000% due 10/01/2013	$115	$123

VIRGINIA 1.2%

Spotsylvania County, Virginia Revenue Notes, Series 2010
4.000% due 06/01/2015	260	282

Virginia State Resources Authority Revenue Notes, Series 2009
5.000% due 10/01/2018	150	173

		455

WASHINGTON 2.1%

Mountlake Terrace, Washington Revenue Notes, Series 2010
4.000% due 12/01/2016	230	250

Snohomish County, Washington School District No. 15 Edmonds General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
5.000% due 12/01/2018	300	332

Washington State General Obligation Notes, Series 2008
5.000% due 01/01/2017	200	228

		810

WISCONSIN 2.2%

Manitowoc, Wisconsin Revenue Notes, (AGC Insured), Series 2009
3.000% due 10/01/2011	250	253

Milwaukee, Wisconsin General Obligation Notes, Series 2010
5.000% due 02/01/2018	250	287

Wisconsin State Clean Water Revenue Notes, Series 2008
5.000% due 06/01/2016	150	171

Wisconsin State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.000% due 05/01/2015	150	169

		880

Total Municipal Bonds & Notes (Cost $36,516)		36,301

SHORT-TERM INSTRUMENTS 7.5%

REPURCHASE AGREEMENTS 7.5%

State Street Bank and Trust Co.
0.010% due 04/01/2011	2,957	2,957

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $3,020. Repurchase proceeds are $2,957.)

Total Short-Term Instruments (Cost $2,957)		2,957

Total Investments 99.4% (Cost $39,473)		$39,258

Other Assets and Liabilities (Net) 0.6%		229

Net Assets 100.0%		$39,487

See Accompanying Notes	Annual Report	March 31, 2011	301

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Swap agreements outstanding on March 31, 2011:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Receive	3-Month USD-CPURNSA Index	0.890%	11/01/2011	BCLY	$	135	$3	$1	$2
Receive	3-Month USD-CPURNSA Index	0.890%	11/01/2011	MSC		812	15	1	14
Receive	3-Month USD-CPURNSA Index	1.268%	11/01/2011	BCLY		1,586	23	(4)	27
Receive	3-Month USD-CPURNSA Index	1.268%	11/01/2011	MSC		1,250	19	(2)	21
Receive	3-Month USD-CPURNSA Index	1.566%	11/01/2012	BCLY		1,721	36	2	34
Receive	3-Month USD-CPURNSA Index	1.566%	11/01/2012	MSC		2,061	43	(6)	49
Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013	BCLY		1,721	31	(6)	37
Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013	MSC		2,061	39	(5)	44
Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014	BCLY		1,721	22	(6)	28
Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014	MSC		2,061	27	(5)	32
Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015	BCLY		1,721	13	(6)	19
Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015	MSC		2,061	15	(6)	21
Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016	BCLY		1,721	7	(6)	13
Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016	MSC		2,062	9	(6)	15
Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017	BCLY		1,721	5	(6)	11
Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017	MSC		2,062	7	(5)	12
Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018	BCLY		1,721	5	(34)	39
Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018	MSC		2,062	6	(5)	11
Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019	BCLY		1,721	7	(111)	118
Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019	MSC		2,062	7	(71)	78
Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020	BCLY		2,971	61	(3)	64
Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020	MSC		812	17	(5)	22

							$417	$(294)	$711

(b)	Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	0	$0	$0
Sales	2	1,600	13
Closing Buys	(2)	(1,600)	(13)
Expirations	0	0	0
Exercised	0	0	0

Balance at 03/31/2011	0	$0	$0

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Municipal Bonds & Notes
Arizona	$0	$609	$0	$609
California	0	5,608	0	5,608
Colorado	0	518	0	518
Connecticut	0	693	0	693
Florida	0	489	0	489
Georgia	0	690	0	690
Illinois	0	1,986	0	1,986
Indiana	0	1,420	0	1,420
Iowa	0	264	0	264
Louisiana	0	260	0	260
Massachusetts	0	1,442	0	1,442
Mississippi	0	669	0	669
Missouri	0	404	0	404
Nebraska	0	605	0	605
Nevada	0	263	0	263
New Hampshire	0	200	0	200
New Jersey	0	1,181	0	1,181
New Mexico	0	576	0	576
New York	0	7,277	0	7,277

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
North Carolina	$0	$1,102	$0	$1,102
Ohio	0	2,728	0	2,728
Oregon	0	286	0	286
Pennsylvania	0	1,262	0	1,262
South Carolina	0	661	0	661
Texas	0	2,840	0	2,840
Utah	0	123	0	123
Virginia	0	455	0	455
Washington	0	810	0	810
Wisconsin	0	880	0	880
Short-Term Instruments
Repurchase Agreements	0	2,957	0	2,957
	$0	$39,258	$0	$39,258

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$0	$711	$0	$711

Totals	$0	$39,969	$0	$39,969

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.

302	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(d)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$0	$0	$0	$711	$711

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$0	$0	$(22)	$(22)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$0	$0	$784	$784

(1)	See note 5 in the Notes to Financial Statements for additional information.

(e)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$213	$0	$213
MSC	204	0	204

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	303

Schedule of Investments PIMCO Unconstrained Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.4%

American General Finance Corp.
7.250% due 04/21/2015		$32,400	$32,491

CIT Group, Inc.
6.250% due 08/11/2015		1,907	1,935

Del Monte Corp.
4.500% due 02/15/2018		19,500	19,538

First Data Corp.
3.002% due 09/24/2014		22,010	21,117

Ford Motor Co.
3.010% due 12/15/2013		31,399	31,421

Georgia-Pacific Corp.
2.310% due 12/21/2012		2,000	2,002

Goodman Global, Inc.
5.750% due 10/28/2016		4,975	5,012

Graham Packaging Co. LP
6.000% due 09/23/2016		1,990	2,009

HCA, Inc.
2.557% due 11/14/2013		11,948	11,910

Intelsat Ltd.
5.250% due 04/02/2018		46,000	46,363

International Lease Finance Corp.
7.000% due 03/17/2016		14,700	14,815

NRG Energy, Inc.
2.053% due 02/01/2013		2,800	2,788

US Airways Group, Inc.
2.752% due 03/23/2014		4,931	4,510

VML US Finance, LLC
6.036% due 05/25/2012		2,380	2,383
6.500% due 05/25/2013		6,984	6,993

Vodafone Group PLC
6.875% due 08/11/2015		16,564	16,730

Warner Chilcott, Inc.
4.000% due 03/17/2018		6,000	6,035

Total Bank Loan Obligations (Cost $225,068)			228,052

CORPORATE BONDS & NOTES 31.7%

BANKING & FINANCE 22.3%

Ally Financial, Inc.
5.375% due 06/06/2011		9,400	9,482
6.000% due 12/15/2011		10,200	10,455
6.625% due 05/15/2012		500	515
6.875% due 09/15/2011		26,200	26,757
8.000% due 03/15/2020		1,200	1,310

American Express Bank FSB
5.500% due 04/16/2013		11,000	11,797
6.000% due 09/13/2017		1,600	1,773

American Express Centurion Bank
6.000% due 09/13/2017		200	223

American Express Co.
6.150% due 08/28/2017		100	112
7.000% due 03/19/2018		13,400	15,657
7.250% due 05/20/2014		1,000	1,137

American Express Credit Corp.
5.875% due 05/02/2013		200	216

American International Group, Inc.
4.000% due 09/20/2011	EUR	4,700	6,697
4.250% due 05/15/2013		$4,500	4,655
4.950% due 03/20/2012		500	515
5.375% due 10/18/2011		15,675	15,930
5.450% due 05/18/2017		19,500	20,039
5.600% due 10/18/2016		1,500	1,561
5.750% due 03/15/2067	GBP	300	416
5.850% due 01/16/2018		$400	417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 05/01/2036		$6,100	$6,068
8.000% due 05/22/2068	EUR	900	1,282
8.250% due 08/15/2018		$10,980	12,866
8.625% due 05/22/2068	GBP	200	336

BAC Capital Trust VII
5.250% due 08/10/2035		3,000	3,730

Banco do Brasil S.A.
1.800% due 02/14/2014		$75,950	75,909

Banco Santander Brasil S.A.
2.409% due 03/18/2014		46,600	46,766

Banco Santander Chile
1.903% due 01/19/2016		26,300	26,228
2.875% due 11/13/2012		43,900	43,792

Bank of America Corp.
0.563% due 10/14/2016		1,700	1,590
1.723% due 01/30/2014		47,600	48,418
4.500% due 04/01/2015		5,000	5,189
5.375% due 09/11/2012		7,000	7,370
5.650% due 05/01/2018		42,500	44,405
5.750% due 12/01/2017		2,450	2,581
5.875% due 01/05/2021		30,500	31,859
6.000% due 09/01/2017		285	305
7.375% due 05/15/2014		19,100	21,567
7.625% due 06/01/2019		11,200	12,976

Bank of America N.A.
6.000% due 06/15/2016		200	211

Bank of Nova Scotia
2.900% due 03/29/2016		54,000	53,714

Banque PSA Finance
2.204% due 04/04/2014 (d)		65,600	65,467

Barclays Bank PLC
1.343% due 01/13/2014		95,400	96,548
2.375% due 01/13/2014		76,300	76,722
5.125% due 01/08/2020		5,000	5,088
5.450% due 09/12/2012		800	848
5.926% due 09/29/2049		5,000	4,700
6.050% due 12/04/2017		36,362	37,881
6.750% due 05/22/2019		600	678
7.434% due 09/29/2049		1,200	1,206
7.700% due 04/29/2049		1,919	2,001
10.179% due 06/12/2021		17,380	22,161
14.000% due 11/29/2049	GBP	1,130	2,375

Barnett Capital III
0.929% due 02/01/2027		$900	696

Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,200	28,309
7.250% due 02/01/2018		52,900	61,624

BNP Paribas
5.186% due 06/29/2049		4,200	4,064
7.195% due 06/29/2049		1,000	970

BPCE S.A.
2.375% due 10/04/2013		2,500	2,500
6.117% due 10/29/2049	EUR	100	126

Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		$76,900	78,239

Cantor Fitzgerald LP
7.875% due 10/15/2019		10,900	11,329

Capital One Capital VI
8.875% due 05/15/2040		9,700	10,294

Capital One Financial Corp.
6.750% due 09/15/2017		200	230

CIT Group, Inc.
7.000% due 05/01/2013		12,846	13,120
7.000% due 05/01/2014		18,612	19,008
7.000% due 05/01/2015		3,213	3,249
7.000% due 05/01/2016		12,855	12,903
7.000% due 05/01/2017		26,352	26,450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiFinancial, Inc.
6.625% due 06/01/2015		$100	$108

Citigroup, Inc.
0.858% due 01/16/2012	GBP	1,300	2,064
1.357% due 06/28/2013	EUR	100	139
2.312% due 08/13/2013		$16,300	16,791
5.300% due 10/17/2012		500	528
5.500% due 04/11/2013		300	321
6.000% due 08/15/2017		7,000	7,605
6.125% due 11/21/2017		8,790	9,577
6.125% due 05/15/2018		5,900	6,434
8.500% due 05/22/2019		1,920	2,370

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.500% due 01/11/2021		221,300	222,918
11.000% due 06/29/2049		300	392

Countrywide Financial Corp.
5.800% due 06/07/2012		23,700	24,932

Credit Suisse
6.000% due 02/15/2018		100	106

Credit Suisse AG
5.400% due 01/14/2020		8,000	8,083

Dexia Credit Local S.A.
1.336% due 02/19/2013	EUR	4,000	5,625

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		$3,000	3,030
5.625% due 09/15/2015		600	628
6.625% due 08/15/2017		62,400	66,601
7.000% due 10/01/2013		5,825	6,287
7.000% due 04/15/2015		858	928
7.250% due 10/25/2011		8,800	9,057
7.500% due 08/01/2012		11,440	12,198
7.800% due 06/01/2012		50,734	53,801
8.700% due 10/01/2014		4,215	4,784
9.875% due 08/10/2011		20,100	20,674

Fortis Bank Nederland NV
1.509% due 06/10/2011	EUR	3,700	5,242

General Electric Capital Corp.
1.153% due 01/07/2014		$142,800	144,082
6.375% due 11/15/2067		300	309

Goldman Sachs Group, Inc.
1.383% due 02/04/2013	EUR	100	140
1.393% due 11/15/2014		100	137
4.750% due 01/28/2014		30	44
5.375% due 02/15/2013		19,900	29,236
5.375% due 03/15/2020		$33,200	33,721
5.750% due 10/01/2016		200	217
5.950% due 01/18/2018		500	537
6.150% due 04/01/2018		5,100	5,528
6.250% due 09/01/2017		1,000	1,095
7.500% due 02/15/2019		20,500	23,818

HSBC Bank PLC
3.875% due 11/09/2011	EUR	3,800	5,456

HSBC Bank USA N.A.
4.875% due 08/24/2020		$2,000	1,959

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		500	484

HSBC Finance Corp.
0.553% due 01/15/2014		1,800	1,775
0.740% due 06/01/2016		4,100	3,937
6.676% due 01/15/2021		55,200	57,317

HSBC Holdings PLC
5.100% due 04/05/2021 (d)		79,900	80,341
6.500% due 05/02/2036		2,300	2,362

HSBC USA Capital Trust I
7.808% due 12/15/2026		1,000	1,029

International Lease Finance Corp.
0.633% due 07/01/2011		600	599
5.000% due 09/15/2012		3,300	3,368

304	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.300% due 05/01/2012		$3,800	$3,886
5.400% due 02/15/2012		300	306
5.750% due 06/15/2011		3,550	3,581
5.875% due 05/01/2013		2,329	2,399
6.500% due 09/01/2014		78,200	83,870
6.625% due 11/15/2013		4,700	4,888
6.750% due 09/01/2016		70,400	75,680

Intesa Sanpaolo SpA
6.500% due 02/24/2021		95,600	100,391

JPMorgan Chase & Co.
3.450% due 03/01/2016		116,600	116,106
4.250% due 10/15/2020		9,200	8,796

JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	2,200	3,032

JPMorgan Chase Capital XX
6.550% due 09/15/2066		$3,600	3,668

JPMorgan Chase Capital XXII
6.450% due 01/15/2087		1,206	1,217

KeyCorp
6.500% due 05/14/2013		1,000	1,090

LBG Capital No.1 PLC
7.867% due 12/17/2019	GBP	850	1,302
7.875% due 11/01/2020		$560	549
8.500% due 12/29/2049		3,600	3,372

LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	8,750	11,036
9.334% due 02/07/2020	GBP	2,200	3,635
15.000% due 12/21/2019	EUR	1,100	2,155

Lloyds TSB Bank PLC
1.322% due 06/09/2011		3,500	4,960
2.653% due 01/24/2014		$11,100	11,388
4.375% due 01/12/2015		1,100	1,120
4.385% due 05/29/2049 (a)	EUR	600	608
6.375% due 01/21/2021		$61,300	63,922
6.500% due 03/24/2020	EUR	10,000	13,515
12.000% due 12/29/2049		$57,000	66,810

Macquarie Bank Ltd.
4.100% due 12/17/2013		11,800	12,584

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		2,000	2,171

Merrill Lynch & Co., Inc.
1.387% due 08/25/2014	EUR	1,300	1,779
1.388% due 05/30/2014		300	412
1.947% due 09/27/2012		4,200	5,815
5.000% due 02/03/2014		$5,000	5,322
5.000% due 01/15/2015		13,886	14,685
5.450% due 02/05/2013		6,750	7,154
5.450% due 07/15/2014		4,500	4,814
6.050% due 08/15/2012		7,100	7,545
6.150% due 04/25/2013		4,427	4,768
6.400% due 08/28/2017		6,950	7,576
6.875% due 04/25/2018		41,700	46,305

MetLife Institutional Funding II
1.203% due 04/04/2014 (d)		64,000	64,318

Morgan Stanley
5.300% due 03/01/2013		100	106
5.330% due 03/01/2013	AUD	3,900	3,950
5.500% due 01/26/2020		$9,000	9,042
5.500% due 07/24/2020		1,300	1,300
5.550% due 04/27/2017		200	210
5.750% due 10/18/2016		500	535
5.750% due 01/25/2021		95,400	96,323
5.950% due 12/28/2017		500	537
6.000% due 04/28/2015		5,900	6,422
6.600% due 04/01/2012		1,000	1,058
6.625% due 04/01/2018		1,900	2,088
7.300% due 05/13/2019		9,500	10,689

MUFG Capital Finance 2 Ltd.
4.850% due 07/29/2049	EUR	1,093	1,402

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MUFG Capital Finance 4 Ltd.
5.271% due 01/29/2049	EUR	1,211	$1,579

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	254	392

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$100	102

Nile Finance Ltd.
5.250% due 08/05/2015		1,700	1,640

Qatari Diar Finance QSC
5.000% due 07/21/2020		52,500	52,100

Rabobank Capital Funding Trust II
5.260% due 12/31/2049		300	302

Rabobank Capital Funding Trust III
5.254% due 12/29/2049		3,200	3,236

RBS Capital Trust A
6.467% due 12/29/2049 (a)	EUR	1,150	1,305

RBS Capital Trust III
5.512% due 09/29/2049 (a)		$2,000	1,545

Resona Bank Ltd.
5.850% due 09/29/2049		600	593

Royal Bank of Scotland Group PLC
1.901% due 01/28/2016	EUR	3,800	4,595
4.375% due 03/16/2016		$86,600	87,134
4.625% due 09/22/2021	EUR	1,600	1,954
4.875% due 03/16/2015		$18,400	19,122
5.500% due 03/23/2020	EUR	350	483
5.625% due 08/24/2020		$45,400	45,331
6.400% due 10/21/2019		52,650	54,235
6.666% due 04/29/2049 (a)	CAD	5,200	4,408
6.990% due 10/29/2049 (a)		$20,945	18,824
7.387% due 12/29/2049	GBP	939	938
7.640% due 03/29/2049 (a)		$8,600	6,880
7.648% due 08/29/2049		2,125	1,998

Royal Bank Of Scotland NV
1.010% due 03/09/2015		4,500	3,954

Sberbank Via SB Capital S.A.
5.499% due 07/07/2015		1,000	1,054

SLM Corp.
0.533% due 10/25/2011		600	594
0.603% due 01/27/2014		21,200	20,121
1.379% due 04/26/2011	EUR	900	1,292
3.125% due 09/17/2012		2,300	3,170
6.250% due 01/25/2016		$17,900	18,680
8.450% due 06/15/2018		8,430	9,455

Societe Generale
4.196% due 01/29/2049	EUR	100	127
5.922% due 04/29/2049		$200	189

Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	4,300	5,586
5.625% due 08/17/2011		$1,800	1,811
5.750% due 09/15/2016		4,300	3,892
6.900% due 12/15/2017		300	276

Stone Street Trust
5.902% due 12/15/2015		29,800	31,081

UBS AG
4.280% due 04/29/2049	EUR	3,100	4,008
4.875% due 08/04/2020		$71,200	71,816
5.750% due 04/25/2018		13,600	14,647
5.875% due 12/20/2017		2,100	2,292

UBS Preferred Funding Trust V
6.243% due 05/29/2049		5,500	5,486

Wachovia Bank N.A.
0.640% due 03/15/2016		8,100	7,755

Waha Aerospace BV
3.925% due 07/28/2020		48,545	48,666

Wells Fargo Bank N.A.
0.524% due 05/16/2016		500	477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 02/09/2015		$1,000	$1,063

Weyerhaeuser Co.
6.750% due 03/15/2012		1,080	1,135
7.375% due 10/01/2019		25,136	28,407
7.375% due 03/15/2032		1,200	1,268

Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/29/2049	EUR	1,200	1,782

			3,565,298

INDUSTRIALS 7.8%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011		$3,500	3,520

Altria Group, Inc.
4.125% due 09/11/2015		600	623
9.700% due 11/10/2018		9,100	11,968

America Movil S.A.B. de C.V.
6.125% due 03/30/2040		31,000	32,552

American Airlines Pass-Through Trust
10.375% due 01/02/2021		2,939	3,453

American Airlines, Inc.
10.500% due 10/15/2012		17,810	19,457

AmeriGas Partners LP
7.125% due 05/20/2016		700	730

Anadarko Petroleum Corp.
6.450% due 09/15/2036		16,000	16,029

Avnet, Inc.
6.625% due 09/15/2016		1,600	1,751

Black & Decker Corp.
8.950% due 04/15/2014		4,600	5,438

Boston Scientific Corp.
6.000% due 01/15/2020		5,000	5,241

Burlington Northern Santa Fe LLC
8.125% due 04/15/2020		1,000	1,250

CBS Corp.
8.875% due 05/15/2019		5,000	6,280

Centex Corp.
5.700% due 05/15/2014		1,000	1,045
6.500% due 05/01/2016		4,500	4,702

Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,125

Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		482	504

Continental Airlines, Inc.
6.750% due 09/15/2015		5,200	5,272

Con-way, Inc.
7.250% due 01/15/2018		2,500	2,713

CSC Holdings LLC
7.625% due 04/01/2011		4,055	4,055

CVS Caremark Corp.
6.302% due 06/01/2062		1,500	1,474

CVS Pass-Through Trust
7.507% due 01/10/2032		42,601	48,997

Daimler Finance North America LLC
0.918% due 03/28/2014		134,700	134,860
5.750% due 09/08/2011		36,441	37,238
6.500% due 11/15/2013		5,000	5,583
7.300% due 01/15/2012		4,150	4,360
8.500% due 01/18/2031		2,000	2,696

Delta Air Lines Pass-Through Trust
4.950% due 05/23/2019		5,500	5,500
7.111% due 03/18/2013		11,600	11,948

Deluxe Corp.
5.125% due 10/01/2014		6,900	6,952

See Accompanying Notes	Annual Report	March 31, 2011	305

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dow Chemical Co.
4.850% due 08/15/2012		$900	$943
9.400% due 05/15/2039		2,000	2,979

DR Horton, Inc.
5.625% due 01/15/2016		2,500	2,544
6.500% due 04/15/2016		4,330	4,546
6.875% due 05/01/2013		9,900	10,642

El Paso Corp.
7.000% due 05/15/2011		250	253
7.800% due 08/01/2031		100	111

Gazprom International S.A.
7.201% due 02/01/2020		1,035	1,131

Gazprom Via Gaz Capital S.A.
6.212% due 11/22/2016		8,510	9,297
6.510% due 03/07/2022		28,850	30,797
7.343% due 04/11/2013		500	552
8.146% due 04/11/2018		12,000	14,173
9.250% due 04/23/2019		10,000	12,487

General Electric Co.
5.250% due 12/06/2017		5,000	5,444

Georgia-Pacific LLC
8.125% due 05/15/2011		15,063	15,232

Glacier Credit Card Trust
5.027% due 02/20/2013	CAD	2,200	2,379

Harvest Operations Corp.
6.875% due 10/01/2017		$6,750	7,037

HCA, Inc.
5.750% due 03/15/2014		5,000	5,119
7.875% due 02/15/2020		17,600	19,228
9.125% due 11/15/2014		1,900	2,002
9.250% due 11/15/2016		8,764	9,476
9.625% due 11/15/2016 (e)		15,600	16,848

Intelsat Jackson Holdings S.A.
8.500% due 11/01/2019		15,000	16,200
9.500% due 06/15/2016		13,000	13,780

International Business Machines Corp.
0.884% due 07/28/2011		100	100

JC Penney Corp., Inc.
9.000% due 08/01/2012		10,538	11,539

KB Home
5.875% due 01/15/2015		1,200	1,191
6.250% due 06/15/2015		10,000	9,950
7.250% due 06/15/2018		1,300	1,280

Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		25,000	25,949

Kraft Foods, Inc.
5.625% due 11/01/2011		13	13

Macy's Retail Holdings, Inc.
5.875% due 01/15/2013		8,800	9,405

Masco Corp.
4.800% due 06/15/2015		3,000	2,979
5.850% due 03/15/2017		2,500	2,452
6.125% due 10/03/2016		5,000	5,127

McKesson Corp.
7.500% due 02/15/2019		5,000	6,049

MGM Resorts International
9.000% due 03/15/2020		14,600	16,078
11.125% due 11/15/2017		5,000	5,750
13.000% due 11/15/2013		5,000	6,031

Nabors Industries, Inc.
6.150% due 02/15/2018		2,500	2,737

New York Times Co.
5.000% due 03/15/2015		2,000	2,005

Noble Group Ltd.
6.625% due 08/05/2020		500	516
6.750% due 01/29/2020		500	536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Office Depot, Inc.
6.250% due 08/15/2013	$8,557	$8,856

Ohio National Financial Services, Inc.
6.375% due 04/30/2020	5,000	5,274

Pactiv Corp.
8.125% due 06/15/2017	5,000	5,156

Pearson Dollar Finance PLC
6.250% due 05/06/2018	6,000	6,729

Pemex Project Funding Master Trust
5.750% due 03/01/2018	9,700	10,302

Petrobras International Finance Co.
7.875% due 03/15/2019	10,600	12,486

Petroleos Mexicanos
5.500% due 01/21/2021	50,100	51,102

Pulte Group, Inc.
5.200% due 02/15/2015	4,715	4,703

Reynolds American, Inc.
1.010% due 06/15/2011	400	400
6.750% due 06/15/2017	2,500	2,859

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019	13,000	13,390
7.750% due 10/15/2016	4,500	4,781

Rohm and Haas Co.
6.000% due 09/15/2017	700	773

RPM International, Inc.
6.500% due 02/15/2018	4,000	4,259

RR Donnelley & Sons Co.
6.125% due 01/15/2017	5,000	5,198

Ryland Group, Inc.
5.375% due 01/15/2015	4,800	4,872

RZD Capital Ltd.
5.739% due 04/03/2017	24,000	25,103

Staples, Inc.
9.750% due 01/15/2014	6,000	7,202

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	2,000	2,148
7.875% due 05/01/2012	2,100	2,234

Steel Dynamics, Inc.
7.375% due 11/01/2012	11,295	12,086

Talisman Energy, Inc.
7.750% due 06/01/2019	4,000	4,884

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	1,400	1,537

Tennessee Gas Pipeline Co.
8.000% due 02/01/2016	2,500	3,025

Time Warner Cable, Inc.
5.000% due 02/01/2020	10,000	10,117

Toll Brothers Finance Corp.
8.910% due 10/15/2017	1,700	1,972

Transocean, Inc.
6.500% due 11/15/2020	51,300	56,597

UAL Pass-Through Trust
10.400% due 05/01/2018	19,453	22,273

United Airlines, Inc.
1.000% due 05/07/2024 (a)(r)	300	70

Urbi Desarrollos Urbanos, S.A.B. de C.V.
9.500% due 01/21/2020	500	562

Volkswagen International Finance NV
0.757% due 10/01/2012	200	200
0.917% due 04/01/2014	70,000	70,084
1.875% due 04/01/2014	89,900	89,219

Volvo Treasury AB
5.950% due 04/01/2015	25,000	27,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VW Credit, Inc.
5.125% due 05/19/2011	EUR	5,000	$7,116

Whirlpool Corp.
8.600% due 05/01/2014		$5,000	5,801

WM Wrigley Jr. Co.
2.450% due 06/28/2012		18,000	18,063

Wynn Las Vegas LLC
7.750% due 08/15/2020		28,050	29,874
7.875% due 11/01/2017		5,500	5,927

			1,244,919

UTILITIES 1.6%

AT&T Corp.
7.300% due 11/15/2011		24	25

BP Capital Markets PLC
0.450% due 04/11/2011		20,700	20,701
2.375% due 12/14/2011		3,580	3,619
2.750% due 06/14/2011	CHF	4,100	4,484
2.750% due 02/27/2012		$3,890	3,954
3.125% due 03/10/2012		4,850	4,958
3.125% due 10/01/2015		19,800	19,898
3.625% due 05/08/2014		4,900	5,088
3.750% due 06/17/2013		1,060	1,102
4.500% due 10/01/2020		36,000	35,739
4.750% due 03/10/2019		3,480	3,622

British Telecommunications PLC
5.950% due 01/15/2018		800	883

Cleveland Electric Illuminating Co.
5.650% due 12/15/2013		17,195	18,613

Dominion Resources, Inc.
4.450% due 03/15/2021		40,000	39,698
7.500% due 06/30/2066		5,000	5,237

Duke Energy Corp.
3.950% due 09/15/2014		300	315

El Paso Performance-Linked Trust
7.750% due 07/15/2011		2,000	2,039

Embarq Corp.
6.738% due 06/01/2013		600	651
7.082% due 06/01/2016		10,300	11,711

Enel Finance International NV
3.875% due 10/07/2014		8,800	9,094

Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020		5,000	4,717

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		4,000	4,822

Korea Electric Power Corp.
3.000% due 10/05/2015		1,000	977

Midwest Generation LLC
8.560% due 01/02/2016		2,416	2,465

Qwest Corp.
7.625% due 06/15/2015		7,200	8,316
7.875% due 09/01/2011		1,925	1,982
8.875% due 03/15/2012		100	107

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014		4,200	4,511

Sprint Capital Corp.
8.375% due 03/15/2012		22,925	24,300

TNK-BP Finance S.A.
6.250% due 02/02/2015		4,500	4,855
6.625% due 03/20/2017		6,200	6,649
7.875% due 03/13/2018		2,300	2,645

			257,777

Total Corporate Bonds & Notes (Cost $4,880,924)			5,067,994

306	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

ProLogis
2.250% due 04/01/2037	$2,000	$	2,005

INDUSTRIALS 0.1%

Amgen, Inc.
0.000% due 03/01/2032	6,900		5,408

Transocean, Inc.
1.500% due 12/15/2037	5,500		5,438

			10,846

Total Convertible Bonds & Notes (Cost $12,376)			12,851

MUNICIPAL BONDS & NOTES 5.1%

ARIZONA 0.0%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	3,000		3,030

CALIFORNIA 2.8%

Alameda County, California Oakland Unified School District General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	13,100		14,242

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	900		799

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	10,000		10,552
7.500% due 04/01/2034	3,900		4,201
7.550% due 04/01/2039	15,400		16,755

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	74,500		81,538
7.950% due 03/01/2036	57,105		61,079

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	1,800		1,676

California State General Obligation Bonds, Series 2008
5.000% due 04/01/2018	2,500		2,755
5.000% due 04/01/2038	400		357

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	33,200		35,799

California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	25,800		25,853
6.200% due 03/01/2019	30,000		31,803

California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	3,000		2,991

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	5,000		5,014

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	3,500		2,340
5.750% due 06/01/2047	525		351

Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	19,000		19,450

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	5,000		5,022

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	$12,000	$	12,637

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	25,000		23,214
6.166% due 07/01/2040	13,500		12,810

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	14,000		13,157

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	3,300		2,890

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	5,500		5,400

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	9,000		8,433
5.813% due 06/01/2040	6,000		5,576

Riverside, California Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	2,100		2,155

San Diego County, California Water Authority Certificates of Participation Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2028	2,200		2,201

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	100		92

San Francisco, California City & County Public Utilities Commission Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700		695

Santa Clara County, California Financing Authority Revenue Bonds, Series 2008
5.250% due 05/15/2036	10,000		9,479

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	5,085		4,739

Southern California State Metropolitan Water District Revenue Bonds, (NPFGC/FGIC Insured), Series 2003
5.000% due 10/01/2036	85		83

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	785		793
6.583% due 05/15/2049	10,300		10,159

University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	7,000		6,338

			443,428

COLORADO 0.1%

Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	200		185

Denver, Colorado City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	19,300		18,640

Douglas & Elbert Counties, Colorado School District No. Re-1 General Obligation Bonds, Series 2009
5.250% due 12/15/2021	1,605		1,882

			20,707

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.0%

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	$160	$155

FLORIDA 0.1%

Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	300	270

Orlando, Florida Utilities Commission Revenue Bonds, Series 2010
5.250% due 10/01/2022	3,240	3,729

Seminole County, Florida Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	7,000	7,061

		11,060

GEORGIA 0.1%

Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	15,000	14,117

ILLINOIS 0.3%

Chicago, Illinois Board of Education General Obligation Bonds, Series 2008
5.250% due 12/01/2026	1,400	1,362

Chicago, Illinois General Obligation Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2032	500	444

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	21,600	21,208

Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
4.750% due 12/01/2028	10,000	10,025

Illinois State Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
2.595% due 01/01/2019	350	331

Illinois State General Obligation Bonds, Series 2004
5.000% due 03/01/2034	900	785

Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	9,600	9,577

Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 12/15/2028	300	303

Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2020	2,000	2,102

		46,137

INDIANA 0.1%

Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	6,300	6,476

Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	3,000	3,171

		9,647

IOWA 0.0%

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2001
5.300% due 06/01/2025	375	382

See Accompanying Notes	Annual Report	March 31, 2011	307

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.0%

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	$290	$265

MASSACHUSETTS 0.0%

Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
1.285% due 07/01/2020	450	413

Massachusetts State Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
9.240% due 08/01/2032	125	126

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,000	7,005

		7,544

MICHIGAN 0.0%

Detroit, Michigan General Obligation Bonds, (AMBAC Insured), Series 2005
5.150% due 04/01/2025	430	285

MINNESOTA 0.1%

Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	8,800	8,819

NEVADA 0.1%

Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2027	6,995	7,091
5.000% due 06/01/2038	1,500	1,409

		8,500

NEW YORK 0.7%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	730	509

New York City, New York General Obligation Bonds, (BABs), Series 2010
5.237% due 12/01/2021	4,355	4,553
5.487% due 12/01/2022	8,370	8,917
5.687% due 12/01/2023	6,470	7,009
5.887% due 12/01/2024	3,845	4,240
6.246% due 06/01/2035	7,300	7,302

New York City, New York General Obligation Notes, (BABs), Series 2010
3.947% due 10/01/2019	9,350	9,098
4.047% due 10/01/2020	8,300	7,944
4.787% due 12/01/2018	4,525	4,703
4.937% due 12/01/2019	3,075	3,208
5.037% due 12/01/2020	3,075	3,176

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2019 (d)	23,505	26,138

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
4.725% due 11/01/2023	5,310	5,312
4.905% due 11/01/2024	300	302
5.075% due 11/01/2025	1,500	1,516
5.808% due 08/01/2030	5,000	4,902

New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	2,995	2,372
5.750% due 06/01/2043	6,100	4,521

New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	2,000	1,950

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.812% due 06/15/2031	$100	$105

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	8,000	8,288

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	400	421

New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.500% due 06/01/2014	130	131

		116,617

NORTH CAROLINA 0.0%

North Carolina State Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	3,300	3,147

OHIO 0.2%

Cincinnati, Ohio City School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
5.250% due 12/01/2018	3,680	4,186

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
5.939% due 02/15/2047	8,000	6,931
6.449% due 02/15/2044	4,400	4,089

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	500	570

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	200	145
5.875% due 06/01/2047	24,325	16,190
6.500% due 06/01/2047	9,295	6,803

Ohio State Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	100	102

		39,016

PENNSYLVANIA 0.0%

Pennsylvania State Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.401% due 06/15/2022	3,500	3,526
5.501% due 06/15/2023	3,500	3,534

Pennsylvania State Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	300	301

		7,361

PUERTO RICO 0.0%

Puerto Rico Children's Trust Fund Revenue Bonds, Series 2002
5.500% due 05/15/2039	1,700	1,355

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	200	10

		1,365

TEXAS 0.3%

Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Bonds, (NPFGC/FGIC Insured), Series 2000
6.125% due 11/01/2035	1,080	1,080

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Forth Worth, Texas Revenue Notes, Series 2010
4.250% due 02/15/2020	$4,550	$4,931

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	4,500	4,398

Texas A&M University Revenue Bonds, Series 2009
5.000% due 05/15/2020	2,865	3,248

Texas State General Obligation Bonds, (BABs), Series 2010
4.273% due 04/01/2026	11,500	10,603

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	11,300	10,687

Texas State General Obligation Notes, (BABs), Series 2010
3.203% due 04/01/2019	9,500	9,106

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.338% due 02/15/2031	100	109

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.800% due 02/01/2027	100	110
9.899% due 10/01/2031	170	190

Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	1,200	1,181

		45,643

UTAH 0.1%

Riverton, Utah Revenue Bonds, Series 2009
5.000% due 08/15/2041	9,250	8,519

VIRGINIA 0.0%

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (h)	1,000	565

WASHINGTON 0.1%

Seattle, Washington General Obligation Bonds, Series 2007
5.000% due 10/01/2019	1,000	1,119

Tacoma, Washington Revenue Bonds, (BABs), Series 2010
5.966% due 01/01/2035	11,000	10,953

		12,072

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	5,800	4,053

Total Municipal Bonds & Notes (Cost $811,505)		812,434

U.S. GOVERNMENT AGENCIES 52.3%

Fannie Mae
0.000% due 03/25/2019 (c)	1	1
0.310% due 12/25/2036 - 07/25/2037	671	660
0.350% due 01/25/2021	63	63
0.370% due 03/25/2034	253	250
0.380% due 03/25/2036	171	158
0.400% due 08/25/2034	91	87
0.450% due 10/27/2037	400	397
0.550% due 12/25/2028	18	18
0.600% due 09/25/2042	111	111
0.704% due 10/18/2030	9	9

308	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 03/25/2017	$39	$39
0.900% due 05/25/2030	509	509
1.000% due 02/17/2026	29,600	29,587
1.150% due 04/25/2032	7	7
1.518% due 08/01/2042 - 09/01/2044	612	622
1.625% due 11/25/2023	114	114
2.142% due 12/01/2034	136	141
2.145% due 12/01/2034	260	269
2.318% due 03/01/2036	514	538
2.375% due 02/01/2036	140	147
2.425% due 01/01/2036	339	355
2.475% due 09/01/2039	35	36
2.487% due 12/01/2035	16	17
2.526% due 08/01/2029	26	27
2.539% due 09/01/2031	26	28
2.565% due 05/01/2035	498	523
2.650% due 06/01/2030	1	1
2.686% due 11/01/2034	1,120	1,180
2.770% due 09/01/2035	1,571	1,654
3.000% due 01/01/2026 - 04/01/2026	33,975	33,080
3.022% due 06/01/2035	322	338
3.500% due 08/01/2025 - 05/01/2041	2,111,127	2,016,701
3.507% due 05/01/2036	58	59
4.000% due 03/01/2013 - 05/01/2041	4,277,086	4,293,162
4.375% due 08/01/2028	13	13
4.470% due 03/01/2027	3	3
4.500% due 01/01/2014 - 04/01/2041	59,481	61,147
4.578% due 12/01/2036	107	112
4.810% due 09/01/2034	67	70
5.000% due 12/01/2012 - 05/01/2041	378,553	399,572
5.335% due 05/01/2036	379	396
5.500% due 06/01/2023 - 07/01/2040	77,942	83,455
5.610% due 01/25/2032	170	185
5.750% due 02/25/2033	289	272
6.000% due 04/25/2043 - 07/25/2044	336	371
6.473% due 10/25/2031	121	123
6.500% due 06/17/2038	100	105
6.589% due 10/25/2031	567	637
7.500% due 12/25/2019 - 09/25/2022	653	731
8.500% due 10/25/2019	15	17
9.000% due 12/25/2019	57	64

Farmer Mac
7.863% due 04/25/2011	356	356

Federal Farm Credit Bank
3.125% due 04/29/2014	15,900	16,673

Federal Housing Administration
7.430% due 07/01/2018 - 07/01/2024	181	179

Freddie Mac
0.455% due 10/15/2020	38	38
0.605% due 12/15/2029	184	184
0.755% due 01/15/2032	32	32
1.262% due 10/15/2020	4	4
1.513% due 10/25/2044	652	643
1.718% due 07/25/2044	3,794	3,765
2.473% due 12/01/2032	15	16
2.520% due 09/01/2035	26	27
2.554% due 03/01/2036	363	381
2.910% due 08/01/2035	64	68
3.002% due 09/01/2035	18	18
3.513% due 05/01/2025	7	7
4.000% due 05/01/2026 - 03/01/2041	114,513	112,828
4.500% due 10/15/2019 - 04/01/2041	276,001	280,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/15/2018 - 04/01/2030	$37,876	$39,961
5.500% due 03/01/2023 - 05/01/2039	602,244	643,449
6.500% due 10/25/2043	168	189
6.555% due 09/25/2029	419	465
7.000% due 06/15/2013	49	52
7.002% due 11/25/2030	160	166
7.500% due 08/15/2030	54	61
8.056% due 12/25/2030	184	199

Ginnie Mae
0.554% due 05/20/2037	5,228	5,201
0.754% due 04/16/2032	26	26
0.804% due 12/16/2025	112	112
2.125% due 12/20/2021 - 10/20/2029	110	114
2.625% due 09/20/2023 - 07/20/2030	126	130
3.375% due 06/20/2021 - 04/20/2030	383	399
3.500% due 11/20/2017 - 05/15/2039	6,807	6,484
4.000% due 12/20/2017 - 05/01/2041	154,006	153,237
4.500% due 08/15/2033	30	31
5.000% due 04/01/2041	83,000	87,980
5.500% due 10/15/2034 - 06/20/2035	1,237	1,293
6.000% due 06/20/2038 - 04/01/2041	6,304	6,915
6.500% due 04/01/2041	6,400	7,219
7.500% due 08/20/2029	132	149
8.000% due 03/20/2030	35	41
8.500% due 04/20/2030 - 03/20/2031	4	5

Overseas Private Investment Corp.
0.000% due 09/20/2013 - 12/14/2014	18,300	20,194
5.310% due 05/02/2016	11,030	11,712

Residual Funding Corp. Principal Strip
0.000% due 10/15/2019	12,600	9,367

Small Business Administration
4.760% due 09/01/2025	275	290
4.875% due 09/10/2013	129	136
5.600% due 09/01/2028	706	758
6.220% due 12/01/2028	823	900
7.190% due 12/01/2019	270	299
7.200% due 10/01/2019	1,003	1,105

Tennessee Valley Authority
0.000% due 04/15/2042 (h)	2,000	2,078
5.250% due 09/15/2039	5,000	5,261

Total U.S. Government Agencies (Cost $8,340,361)		8,349,418

U.S. TREASURY OBLIGATIONS 5.2%

Treasury Inflation Protected Securities (i)
1.250% due 07/15/2020 (k)(n)	322,684	333,171

U.S. Treasury Bonds
3.625% due 02/15/2021	1,600	1,621
4.375% due 02/15/2038	3,100	3,047
4.375% due 11/15/2039 (n)	516	504
6.250% due 08/15/2023	15,000	18,609
7.125% due 02/15/2023	5,500	7,286
7.250% due 08/15/2022	66,050	88,115
7.500% due 11/15/2024	6,800	9,376
7.625% due 11/15/2022	33,000	45,267
7.875% due 02/15/2021	51,600	71,006
8.000% due 11/15/2021	80,372	112,119
8.125% due 05/15/2021	33,000	46,190
8.125% due 08/15/2021	35,400	49,687

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
2.375% due 08/31/2014 (k)	$300	$309
2.625% due 08/15/2020	18,800	17,615
2.750% due 03/31/2018	8,700	8,677
3.625% due 08/15/2019	64	66
3.625% due 02/15/2020	15,900	16,311

Total U.S. Treasury Obligations (Cost $827,671)		828,976

MORTGAGE-BACKED SECURITIES 4.6%

Adjustable Rate Mortgage Trust
2.783% due 05/25/2035	85	86
2.969% due 09/25/2035	40	31

American General Mortgage Loan Trust
5.150% due 03/25/2058	7,717	7,986

American Home Mortgage Assets
0.440% due 05/25/2046	1,238	752
0.460% due 10/25/2046	225	128

American Home Mortgage Investment Trust
1.960% due 09/25/2045	1,446	1,272
2.250% due 02/25/2045	2,743	2,524

Banc of America Alternative Loan Trust
5.750% due 04/25/2033	962	1,010
6.000% due 01/25/2036	2,521	1,942

Banc of America Funding Corp.
2.828% due 05/25/2035	81	79
5.500% due 09/25/2034	5,436	5,232
5.806% due 03/25/2037	73	71
5.864% due 01/20/2047	989	704
6.000% due 03/25/2037	7,000	4,940
6.078% due 10/20/2046	7,585	6,858

Banc of America Mortgage Securities, Inc.
2.876% due 01/25/2035	918	796
2.956% due 05/25/2034	1,500	1,381
6.500% due 09/25/2033	207	216

BCRR Trust
5.808% due 08/17/2045	6,890	7,363

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035	468	452
2.496% due 04/25/2034	398	379
2.710% due 03/25/2035	2,235	2,153
2.754% due 08/25/2033	1,239	1,239
2.839% due 05/25/2034	144	138
2.864% due 02/25/2034	12	11
2.875% due 10/25/2033	69	71
2.934% due 03/25/2035	1,772	1,711
2.934% due 08/25/2035	4,138	3,228
3.607% due 11/25/2034	23	23
4.137% due 05/25/2034	43	43
5.297% due 05/25/2047	1,293	1,002
5.376% due 02/25/2036	3,084	2,795

Bear Stearns Alt-A Trust
0.410% due 02/25/2034	80	66
0.410% due 08/25/2036	5,713	3,223
0.450% due 02/25/2034	320	155
0.930% due 09/25/2034	415	350
2.643% due 05/25/2035	2,612	2,341
2.663% due 01/25/2036	4,356	2,538
2.928% due 11/25/2035 (a)	426	261
2.929% due 08/25/2036 (a)	41	22
2.987% due 09/25/2035	3,434	2,688
5.089% due 11/25/2036	4,270	2,710
5.195% due 11/25/2036	6,996	4,381
5.233% due 11/25/2036	1,971	1,309

Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019	328	324

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036	505	338
5.222% due 12/26/2046	2,482	1,772

See Accompanying Notes	Annual Report	March 31, 2011	309

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Corp.
2.905% due 02/25/2037	$900	$831
2.928% due 02/25/2037	1,199	1,199
2.957% due 02/25/2037	159	160
3.064% due 07/25/2037	345	341
3.743% due 03/25/2037	317	262

Chaseflex Trust
0.710% due 07/25/2037	1,055	665
6.000% due 02/25/2037	2,000	1,545
6.350% due 08/25/2037	6,000	4,430

Citicorp Mortgage Securities, Inc.
5.500% due 04/25/2037	1,520	1,370

Citigroup Commercial Mortgage Trust
0.325% due 04/15/2022	5,562	5,411
4.639% due 05/15/2043	1,529	1,536

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	611	582
2.560% due 08/25/2035	376	336
2.799% due 02/25/2034	617	609
2.909% due 08/25/2035	1,387	1,114
5.139% due 11/25/2036	2,403	1,537
5.500% due 09/25/2035	1,007	995
5.770% due 09/25/2037	1,931	1,377

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	400	419

Countrywide Alternative Loan Trust
0.404% due 05/20/2046	20	19
0.410% due 02/25/2047	629	410
0.420% due 01/25/2037	832	496
0.430% due 05/25/2047	10,146	5,968
0.434% due 02/20/2047	870	488
0.440% due 11/25/2046	473	293
0.448% due 12/20/2046	12,322	7,106
0.450% due 06/25/2037	67	42
0.464% due 03/20/2046	5,095	2,982
0.464% due 07/20/2046	1,336	603
0.530% due 12/25/2035	618	439
0.530% due 02/25/2037	736	452
0.600% due 05/25/2037	170	100
0.700% due 09/25/2035	11,964	8,911
0.750% due 12/25/2035	12,963	8,154
0.750% due 05/25/2037	4,127	2,465
1.150% due 12/25/2036	17,514	9,777
1.312% due 12/25/2035	2,275	1,441
1.312% due 02/25/2036	35	23
3.604% due 06/25/2037	8,337	6,081
5.250% due 10/25/2033	4,500	4,546
5.250% due 06/25/2035	91	81
5.500% due 11/25/2035	4,985	3,613
5.500% due 01/25/2036	1,800	1,351
5.500% due 03/25/2036	189	138
5.663% due 02/25/2037	379	287
5.750% due 07/25/2035	5,300	4,362
6.000% due 04/25/2036	2,495	1,831
6.000% due 05/25/2036	2,299	1,444
6.000% due 05/25/2037	2,649	1,804
6.000% due 08/25/2037	4,340	3,263
6.250% due 11/25/2036	2,215	1,785
6.500% due 06/25/2036	322	198

Countrywide Home Loan Mortgage Pass-Through Trust
0.570% due 03/25/2035	10,622	6,650
0.580% due 02/25/2035	202	156
0.590% due 06/25/2035	1,551	1,321
0.630% due 09/25/2034	19	12
0.650% due 11/25/2034	158	143
2.865% due 06/20/2035	73	54
2.898% due 09/25/2034	93	56
2.969% due 08/25/2034	1,588	1,358
2.984% due 08/25/2034	42	32
3.017% due 02/20/2036	47	40
3.118% due 11/25/2034	148	130
4.980% due 02/25/2047	603	410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 11/25/2035		$1,281	$1,297
5.103% due 03/25/2037		594	354
5.250% due 02/20/2036		1,894	1,345
5.416% due 09/20/2036		1,223	753
5.500% due 11/25/2035		883	835
5.750% due 07/25/2037		43,059	38,151
6.000% due 02/25/2036		2,903	2,398
6.000% due 05/25/2036		12,947	10,537

Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		8	7
2.495% due 07/25/2033		12	12
2.520% due 06/25/2033		72	70
2.675% due 08/25/2033		158	160
6.000% due 01/25/2036		5,131	3,144
6.500% due 04/25/2033		2	2
6.530% due 06/15/2034		45	45

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		4,455	4,735
5.467% due 09/18/2039		2,500	2,582
6.250% due 08/25/2036		3,500	3,177

Downey Savings & Loan Association Mortgage Loan Trust
0.514% due 08/19/2045		64	45
2.477% due 07/19/2044		1,035	836

EF Hutton Trust II
9.950% due 10/20/2018		37	37

EMF-NL
1.806% due 04/17/2041	EUR	7,700	8,785
2.006% due 07/17/2041		1,200	1,244
2.256% due 10/17/2041		600	618

Eurosail PLC
1.756% due 10/17/2040		5,603	7,354

First Horizon Alternative Mortgage Securities
2.326% due 09/25/2034		$216	214
2.368% due 09/25/2035		1,778	1,361

First Horizon Asset Securities, Inc.
2.708% due 12/25/2033		71	71
2.921% due 08/25/2035		239	193

First Republic Mortgage Loan Trust
0.605% due 11/15/2031		32	29

GE Capital Commercial Mortgage Corp.
3.884% due 12/10/2049		493	493

German Residential Asset Note Distributor PLC
1.252% due 07/20/2016	EUR	23,812	31,890

GMAC Commercial Mortgage Securities, Inc.
0.927% due 04/15/2034 (b)		$15,424	8
4.576% due 05/10/2040		442	459

Greenpoint Mortgage Funding Trust
0.330% due 01/25/2047		157	145
0.520% due 11/25/2045		33	22

Greenpoint Mortgage Pass-Through Certificates
2.940% due 10/25/2033		167	143

GS Mortgage Securities Corp. II
4.295% due 01/10/2040		4,642	4,748
5.374% due 05/17/2045		4,600	4,881

GSR Mortgage Loan Trust
1.990% due 03/25/2033		66	67
2.796% due 09/25/2035		2,342	2,296
2.815% due 09/25/2035		876	870
5.000% due 05/25/2037		3,276	3,251
5.750% due 03/25/2036		2,596	2,521
5.750% due 01/25/2037		3,500	3,236
6.000% due 02/25/2036		8,482	8,023
6.000% due 03/25/2037		6,369	5,983
6.000% due 05/25/2037		3,812	3,772
6.500% due 09/25/2036		1,663	1,482

Harborview Mortgage Loan Trust
0.434% due 11/19/2036		435	297
0.434% due 07/19/2046		430	266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.434% due 11/19/2046	$151	$90
0.444% due 01/19/2038	6,651	4,399
0.474% due 05/19/2035	1,063	731
0.494% due 06/19/2035	199	136
0.494% due 03/19/2036	6,037	3,822
0.524% due 03/19/2035	5,949	4,263
0.534% due 02/19/2036	2,792	1,771
2.884% due 07/19/2035	1,162	1,009
3.025% due 05/19/2033	143	145

Impac CMB Trust
0.910% due 03/25/2035	630	494

Impac Secured Assets CMN Owner Trust
0.600% due 05/25/2036	873	772

Indymac ARM Trust
1.959% due 01/25/2032	6	5

Indymac IMSC Mortgage Loan Trust
5.398% due 06/25/2037 (a)	2,166	1,163

Indymac INDA Mortgage Loan Trust
2.621% due 01/25/2036	5,011	4,184
4.834% due 12/25/2036	139	98

Indymac Index Mortgage Loan Trust
0.440% due 09/25/2046	74	44
0.450% due 11/25/2046	954	299
2.553% due 01/25/2036	1,233	780
2.677% due 12/25/2034	49	37

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	192	180

JPMorgan Mortgage Trust
2.162% due 11/25/2033	60	61
2.863% due 02/25/2036	62	56
2.871% due 05/25/2034	393	382
2.922% due 07/25/2035	197	196
2.967% due 07/25/2035	172	174
5.041% due 02/25/2035	643	656
5.404% due 11/25/2035	2,785	2,643
5.662% due 04/25/2036	3,170	3,147
5.750% due 01/25/2036	6,337	5,960
6.000% due 08/25/2037	16,140	14,231
6.250% due 07/25/2036	5,400	4,860
6.500% due 08/25/2036	8,580	7,529

LB-UBS Commercial Mortgage Trust
5.642% due 12/15/2025	14	14

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.375% due 09/15/2021	2,983	2,918
0.555% due 06/15/2022	7,485	7,257

Luminent Mortgage Trust
0.420% due 12/25/2036	426	267

MASTR Adjustable Rate Mortgages Trust
0.550% due 05/25/2047	900	316
2.413% due 05/25/2034	668	629
2.699% due 05/25/2034	181	149

MASTR Alternative Loans Trust
0.650% due 11/25/2033	248	245

MASTR Asset Securitization Trust
5.500% due 11/25/2017	33	34
5.500% due 09/25/2033	359	378

MASTR Seasoned Securities Trust
4.217% due 10/25/2032	71	65

Mellon Residential Funding Corp.
0.695% due 12/15/2030	227	217
0.955% due 11/15/2031	128	123

Merrill Lynch Floating Trust
0.797% due 07/09/2021	4,799	4,566

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	2,653	2,041
0.500% due 08/25/2036	50	41
2.305% due 02/25/2033	64	61

310	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035		$688	$623
1.245% due 11/25/2029 (b)		10,817	370
1.707% due 10/25/2035		491	451

Morgan Stanley Capital I
5.447% due 02/12/2044		50	52

Morgan Stanley Mortgage Loan Trust
2.619% due 07/25/2035		858	657
2.661% due 07/25/2035		463	348
2.952% due 08/25/2034		127	106
3.632% due 06/25/2036		183	178
6.000% due 10/25/2037 (a)		8,266	6,324

Morgan Stanley Re-REMIC Trust
5.808% due 08/12/2045		900	972

Newgate Funding PLC
1.773% due 12/15/2050	EUR	19,000	23,049

Nomura Asset Acceptance Corp.
2.605% due 10/25/2035		$2,038	1,483

Opteum Mortgage Acceptance Corp.
5.675% due 12/25/2035		8,599	8,590

Prime Mortgage Trust
0.650% due 02/25/2019		5	4
0.650% due 02/25/2034		18	16
5.500% due 06/25/2036		1,612	1,388

RBSCF Trust
5.900% due 02/16/2051		2,500	2,738
6.013% due 12/16/2049		8,000	8,818

Residential Accredit Loans, Inc.
0.430% due 06/25/2046		1,403	571
0.500% due 02/25/2036 (a)		790	385
0.550% due 08/25/2035		197	122
0.650% due 03/25/2033		246	225
0.650% due 10/25/2045		689	418
3.060% due 03/25/2035		2,251	1,681
3.117% due 02/25/2035		3,344	2,573
3.866% due 01/25/2036 (a)		490	279

Residential Asset Securitization Trust
0.650% due 05/25/2033		166	160
0.650% due 01/25/2046 (a)		4,516	2,092
0.950% due 10/25/2035		13,547	9,788
5.500% due 07/25/2035		185	148
5.500% due 09/25/2035		593	512
5.500% due 12/25/2035		995	863
5.750% due 02/25/2036		2,905	2,215
5.750% due 02/25/2036 (a)		155	118
6.000% due 07/25/2037		3,329	2,552
6.250% due 07/25/2036 (a)		11,291	7,022

Residential Funding Mortgage Securities I
3.249% due 09/25/2035		54	38
3.314% due 02/25/2036		1,848	1,441
3.497% due 09/25/2036		144	89
5.500% due 11/25/2035		10,673	9,341
6.000% due 10/25/2036		3,300	2,773
6.500% due 03/25/2032		47	49

Salomon Brothers Mortgage Securities VII, Inc.
0.750% due 05/25/2032		248	204

Structured Adjustable Rate Mortgage Loan Trust
1.712% due 01/25/2035		54	32
2.585% due 02/25/2034		88	86
2.651% due 01/25/2035		405	293
2.651% due 08/25/2035		83	67
2.652% due 04/25/2034		179	164
5.205% due 09/25/2034		251	238
5.639% due 04/25/2036		2,761	2,165

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047		1	1
0.440% due 07/25/2046		244	152
0.460% due 04/25/2036		772	512
0.460% due 08/25/2036		920	586
0.470% due 05/25/2036		2,338	1,395

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.503% due 07/19/2035	$277	$258
0.530% due 02/25/2036	266	162
0.550% due 08/25/2036	1,000	262
0.604% due 03/19/2034	15	14
0.834% due 07/19/2034	46	43

Structured Asset Securities Corp.
0.300% due 05/25/2036	3	3
2.364% due 01/25/2032	259	227
2.491% due 06/25/2033	88	85
2.679% due 02/25/2032	11	11
2.768% due 10/25/2035	650	535
4.320% due 12/25/2034	459	460
4.740% due 12/25/2034	1,180	1,203

Thornburg Mortgage Securities Trust
0.350% due 03/25/2037	1,021	1,002
0.360% due 11/25/2046	1,006	993
0.370% due 10/25/2046	1,485	1,472
0.380% due 06/25/2037	45	44

TIAA Seasoned Commercial Mortgage Trust
5.983% due 08/15/2039	1,800	1,914

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	153	152
4.782% due 03/15/2042	228	228
5.275% due 11/15/2048	2,000	2,038
5.308% due 11/15/2048	900	964
5.572% due 10/15/2048	1,700	1,798

Wachovia Mortgage Loan Trust LLC
5.881% due 03/20/2037	2,165	1,918

WaMu Mortgage Pass-Through Certificates
0.509% due 11/25/2045	101	86
0.520% due 12/25/2045	1,143	970
0.560% due 01/25/2045	144	122
0.570% due 07/25/2045	35	29
0.570% due 08/25/2045	833	717
1.012% due 02/25/2047	243	157
1.042% due 01/25/2047	122	81
1.062% due 06/25/2047	674	174
1.072% due 04/25/2047	160	120
1.122% due 12/25/2046	773	568
1.132% due 12/25/2046	6,513	4,317
1.192% due 10/25/2046	63,105	42,646
1.292% due 06/25/2046	1,086	825
1.312% due 02/25/2046	104	83
1.512% due 11/25/2042	45	40
1.712% due 08/25/2042	3	3
1.812% due 11/25/2046	1,221	890
2.255% due 03/25/2033	240	231
2.568% due 03/25/2037	1,918	1,543
2.582% due 01/25/2036	3,560	2,955
2.696% due 06/25/2033	503	482
2.715% due 10/25/2034	1,083	1,019
2.734% due 02/27/2034	434	446
2.780% due 09/25/2033	92	94
2.984% due 08/25/2046	2,172	1,647
2.984% due 10/25/2046	530	397
3.071% due 09/25/2046	574	471
3.648% due 02/25/2037	916	736
4.868% due 12/25/2036	388	306
5.424% due 11/25/2036	4,728	3,718
5.444% due 02/25/2037	1,103	792
5.531% due 06/25/2037	6,905	5,594
5.593% due 07/25/2037	1,490	1,077
5.691% due 10/25/2036	162	138
5.695% due 02/25/2037	362	278
5.976% due 10/25/2036	43	41

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.950% due 01/25/2036	14,461	10,242
1.252% due 07/25/2046	196	89
5.750% due 01/25/2036	12,420	10,244

Washington Mutual MSC Mortgage Pass-Through Certificates
2.359% due 02/25/2033	35	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
2.742% due 12/25/2034		$942	$903
2.742% due 03/25/2035		1,157	1,046
2.772% due 03/25/2036		5,413	4,718
2.819% due 06/25/2035		1,044	1,019
2.878% due 03/25/2035		6,472	6,339
2.883% due 09/25/2034		4,301	3,004
2.905% due 05/25/2035		45	45
2.907% due 04/25/2036		4,108	3,731
2.936% due 06/25/2035		915	920
4.629% due 09/25/2033		3,296	3,372
4.694% due 12/25/2033		21	22
4.910% due 01/25/2035		592	597
5.143% due 07/25/2036		9,411	7,786
5.293% due 05/25/2036		1,636	1,343
6.000% due 03/25/2037		10,348	9,757
6.000% due 04/25/2037		7,600	7,229
6.000% due 07/25/2037		4,000	3,718

Windermere CMBS PLC
1.259% due 08/22/2016	EUR	7,521	9,966

Total Mortgage-Backed Securities (Cost $653,998)			727,229

ASSET-BACKED SECURITIES 1.7%

Access Group, Inc.
1.603% due 10/27/2025		$6,535	6,605

Aircraft Certificate Owner Trust
6.455% due 09/20/2022		1,442	1,428
7.001% due 09/20/2022		9,100	8,414

Ally Auto Receivables Trust
1.320% due 03/15/2012		488	489

Ameriquest Mortgage Securities, Inc.
5.311% due 11/25/2035		1,189	1,230

Amortizing Residential Collateral Trust
0.830% due 07/25/2032		6	6
0.950% due 10/25/2031		905	813

Argent Securities, Inc.
0.450% due 10/25/2035		60	55

Asset-Backed Funding Certificates
0.600% due 06/25/2034		1,287	1,053
1.386% due 12/25/2032		1,541	1,416

Bayview Financial Acquisition Trust
5.638% due 11/28/2036		810	738

Bear Stearns Asset-Backed Securities Trust
0.300% due 11/25/2036		16	15
0.320% due 12/25/2036		39	37
0.580% due 01/25/2036		19	19
1.250% due 10/25/2037		1,257	840
1.250% due 11/25/2042		22	19
5.500% due 08/25/2036		2,859	1,967

Bear Stearns Second Lien Trust
0.470% due 12/25/2036		1,697	1,525

Carrington Mortgage Loan Trust
0.300% due 12/25/2036		27	26
0.300% due 01/25/2037		135	133

Citigroup Mortgage Loan Trust, Inc.
0.310% due 05/25/2037		70	67
0.310% due 07/25/2045		116	96
0.350% due 10/25/2036		8	8
0.410% due 12/25/2036		4,675	1,902

Countrywide Asset-Backed Certificates
0.300% due 06/25/2047		125	124
0.330% due 06/25/2037		2	2
0.350% due 09/25/2037		108	107
0.590% due 12/25/2036		784	355
0.730% due 12/25/2031		2	1
0.850% due 04/25/2035		135	135
5.683% due 10/25/2046		6,067	5,963
5.689% due 10/25/2046		4,670	3,186

See Accompanying Notes	Annual Report	March 31, 2011	311

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032	$9	$8

Credit-Based Asset Servicing & Securitization LLC
5.293% due 01/25/2037	1,990	908
5.419% due 03/25/2037	1,900	924
5.844% due 04/25/2037	133	134
6.280% due 05/25/2035	2,177	2,045

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030	402	392
7.790% due 05/25/2030	1,302	1,359

Denver Arena Trust
6.940% due 11/15/2019	84	86

First NLC Trust
0.320% due 08/25/2037	37	25

GSAA Trust
4.999% due 09/25/2035	2,021	1,928

Home Equity Mortgage Trust
5.367% due 07/25/2036	415	132

HSBC Home Equity Loan Trust
0.544% due 01/20/2034	5,276	4,844
0.564% due 01/20/2035	48	44
5.690% due 07/20/2036	730	748

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036	24	19
0.310% due 05/25/2037	52	51

IXIS Real Estate Capital Trust
0.480% due 01/25/2037	6,986	2,864

JPMorgan Mortgage Acquisition Corp.
0.310% due 03/25/2047	86	73
0.330% due 08/25/2036	4	1
0.390% due 10/25/2036	12,500	6,838
5.830% due 07/25/2036	8,552	5,579

Lehman XS Trust
0.400% due 04/25/2037	175	122

Long Beach Mortgage Loan Trust
0.410% due 09/25/2036	3,651	1,368
0.530% due 10/25/2034	588	492
0.550% due 02/25/2036	2,890	1,004
0.590% due 01/25/2046	5,000	2,211

MASTR Asset-Backed Securities Trust
0.300% due 11/25/2036	116	53

Merit Securities Corp.
6.690% due 07/28/2033	2,017	2,172

Merrill Lynch First Franklin Mortgage Loan Trust
0.500% due 04/25/2037	12,500	6,067

Merrill Lynch Mortgage Investors, Inc.
0.320% due 07/25/2037	67	66
5.450% due 02/25/2037 (a)	1,983	602

Morgan Stanley ABS Capital I
0.490% due 06/25/2036	2,000	823
1.300% due 09/25/2033	3,044	2,413

Nationstar Home Mortgage LLC
3.750% due 07/25/2034 (a)	66	20

Option One Mortgage Loan Trust
0.380% due 07/25/2037	1,900	949
5.599% due 01/25/2037	9,000	7,781

Ownit Mortgage Loan Asset-Backed Certificates
5.290% due 12/25/2036	1,511	981

Pacifica CDO Ltd.
0.663% due 02/15/2017	16,249	15,779

Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035	12,500	12,608

Park Place Securities, Inc.
0.509% due 09/25/2035	46	42

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		$77,400	$77,281

Popular ABS Mortgage Pass-Through Trust
4.620% due 04/25/2035		17	17

Renaissance Home Equity Loan Trust
0.750% due 12/25/2033		46	40
7.357% due 09/25/2037		3,962	2,747
7.750% due 09/25/2037		4,000	2,487

Residential Asset Mortgage Products, Inc.
0.520% due 09/25/2035		935	929
0.810% due 06/25/2032		8	7
1.450% due 09/25/2047		559	445

Residential Asset Securities Corp.
5.010% due 04/25/2033		4,101	3,922
6.228% due 04/25/2032		1,065	1,091
7.279% due 04/25/2032		637	654

Restructured Asset Securities
4.000% due 12/15/2030		1,698	1,680
SLC Student Loan Trust
4.750% due 06/15/2033		4,298	4,327

SLM Student Loan Trust
0.303% due 10/25/2016		147	147
1.433% due 12/15/2023	EUR	13,284	18,092
1.443% due 09/15/2021		7,795	10,741
1.603% due 01/25/2018		$3,525	3,626
1.803% due 04/25/2023		2,947	3,046

Soundview Home Equity Loan Trust
0.310% due 11/25/2036		175	62
0.530% due 10/25/2036		13,000	6,439

Specialty Underwriting & Residential Finance
0.400% due 09/25/2037		6,700	2,482

Structured Asset Investment Loan Trust
0.300% due 07/25/2036		1	1

Structured Asset Securities Corp.
0.300% due 10/25/2036		11	11
0.490% due 08/25/2035		18	18
0.540% due 01/25/2033		10	9
4.440% due 02/25/2035		189	189

Terwin Mortgage Trust
0.720% due 12/25/2034		167	154
4.429% due 09/25/2036		497	493
4.650% due 07/25/2036		194	195
4.849% due 08/25/2036		558	552

WaMu Asset-Backed Certificates
0.400% due 01/25/2037		10,200	4,372

Wells Fargo Home Equity Trust
0.480% due 10/25/2035		31	31

Total Asset-Backed Securities (Cost $256,161)			269,616

SOVEREIGN ISSUES 7.5%

Australia Government Bond
4.750% due 06/15/2016	AUD	213,500	215,941
6.000% due 02/15/2017		90,200	96,553

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	14,760	8,901
10.000% due 01/01/2017		96,190	52,256

Canada Government International Bond
1.000% due 09/01/2011	CAD	273,500	282,033
1.500% due 03/01/2012		138,000	142,532
1.500% due 12/01/2012		323,400	332,422
1.750% due 03/01/2013		12,600	12,980

Export-Import Bank of Korea
4.000% due 01/29/2021		$22,500	20,573

Province of Quebec Canada
5.000% due 12/01/2041	CAD	5,000	5,505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
5.250% due 01/20/2020	$25,900	$27,014

State of North Rhine-Westphalia
1.625% due 09/17/2014	500	492

Total Sovereign Issues (Cost $1,119,859)		1,197,202

	SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc. (f)	2,568	90

CIT Group, Inc. (f)	58,149	2,474

Total Common Stocks (Cost $738)		2,564

CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.0%

American International Group, Inc.
8.500% due 08/01/2011	61,792	278

UTILITIES 0.2%

PPL Corp.
9.500% due 07/01/2013	488,400	26,002

Total Convertible Preferred Securities (Cost $25,264)		26,280

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Citigroup, Inc.
6.150% due 07/01/2013	465,000	5,353

Total Preferred Securities (Cost $5,725)		5,353

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.5%

CERTIFICATES OF DEPOSIT 0.5%

Itau Unibanco S.A.
1.670% due 02/06/2012	$75,950	74,841

COMMERCIAL PAPER 0.1%

Virginia Electric and Power Co.
0.360% due 04/05/2011	15,000	15,000

REPURCHASE AGREEMENTS 0.7%

Banc of America Securities LLC
0.140% due 04/01/2011	95,000	95,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $96,917. Repurchase proceeds are $95,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	10,865	10,865
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $11,085. Repurchase proceeds are $10,865.)

		105,865

SHORT-TERM NOTES 0.1%

Pacific Gas & Electric Co.
0.883% due 10/11/2011	22,000	21,998

312	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 1.2%
0.108% due 04/25/2011	JPY	16,560,000	$199,072

U.S. TREASURY BILLS 0.4%
0.147% due 06/09/2011 - 09/15/2011 (g)(k)(l)		$59,971	59,935

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (j) 9.5%
		152,149,945	1,524,238

Total Short-Term Instruments (Cost $2,003,570)			2,000,949

MARKET VALUE (000S)
PURCHASED OPTIONS (p) 0.7%
(Cost $107,562)	115,241

Total Investments 123.0% (Cost $19,270,782)	$19,644,159

Written Options (q) (0.3%) (Premiums $49,827)	(52,996)

Other Assets and Liabilities (Net) (22.7%)	(3,618,847)

Net Assets 100.0%	$15,972,316

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	When-Issued security.
(e)	Payment in-kind bond security.
(f)	Non-income producing security.
(g)	Coupon represents a weighted average yield.
(h)	Security becomes interest bearing at a future date.
(i)	Principal amount of security is adjusted for inflation.
(j)	Affiliated to the Fund.
(k)	Securities with an aggregate market value of $49,444 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(l)	Securities with an aggregate market value of $21,646 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(m)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $19,502 at a weighted average interest rate of -0.240%. On March 31, 2011, there were no open reverse repurchase agreements.
(n)	Securities with an aggregate market value of $77,314 and cash of $15 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2011	1,461	$(399)
90-Day Euribor June Futures	Long	06/2011	21,432	(6,186)
90-Day Euribor September Futures	Long	09/2011	956	(1,362)
90-Day Eurodollar December Futures	Long	12/2011	25,156	5,165
90-Day Eurodollar June Futures	Long	06/2011	4,298	860
90-Day Eurodollar March Futures	Long	03/2012	5,861	528
Euro-Bobl June Futures	Short	06/2011	2,966	3,182
Euro-Bund 10-Year Bond June Futures	Short	06/2011	163	131
Japan Government 10-Year Bond June Futures	Short	06/2011	56	(511)
U.S. Treasury 5-Year Note June Futures	Short	06/2011	21,485	(694)
U.S. Treasury 30-Year Bond June Futures	Short	06/2011	7,021	(4,385)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2011	1,952	271

				$(3,400)

(o)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	RBS	(1.950%	)	04/15/2020	$	3,000	$592	$915	$(323)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Axle & Manufacturing, Inc.	DUB	(5.000%	)	03/20/2016	5.115%	$	17,600	$59	$(402)	$461
Austria Government Bond	BNP	(1.000%	)	03/20/2015	0.460%		35,900	(763)	(293)	(470)

See Accompanying Notes	Annual Report	March 31, 2011	313

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	1.548%	$	1,600	$43	$29	$14
Black & Decker Corp.	BOA	(2.250%	)	06/20/2014	0.241%		4,600	(298)	0	(298)
BNP Paribas	JPM	(0.660%	)	03/20/2014	0.606%		10,000	(18)	0	(18)
British Telecommunications PLC	MSC	(1.360%	)	03/20/2018	1.114%		800	(13)	0	(13)
Capital One Financial Corp.	DUB	(1.000%	)	09/20/2017	1.067%		100	1	2	(1)
Carnival Corp.	BOA	(1.000%	)	03/20/2016	1.043%		18,600	31	(18)	49
CBS Corp.	BCLY	(1.000%	)	06/20/2019	1.438%		5,000	152	456	(304)
Centex Corp.	BNP	(1.000%	)	06/20/2016	2.124%		4,800	253	48	205
Centex Corp.	GSC	(1.000%	)	06/20/2014	1.509%		1,000	16	14	2
CIGNA Corp.	JPM	(1.000%	)	06/20/2019	0.969%		6,500	(16)	296	(312)
Con-way, Inc.	JPM	(3.750%	)	03/20/2018	2.595%		2,500	(172)	0	(172)
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2021	0.609%		17,700	(593)	(569)	(24)
Credit Agricole S.A.	BOA	(1.000%	)	03/20/2021	1.488%	EUR	7,500	376	446	(70)
Credit Agricole S.A.	CSFB	(1.000%	)	03/20/2021	1.488%		9,400	505	510	(5)
Credit Agricole S.A.	HSBC	(1.000%	)	03/20/2021	1.488%		9,400	506	471	35
Credit Agricole S.A.	RBS	(1.000%	)	03/20/2021	1.488%		9,400	505	549	(44)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	2.297%	$	6,900	311	639	(328)
Devon Energy Corp.	BCLY	(1.050%	)	03/20/2014	0.287%		20,000	(457)	0	(457)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2013	1.217%		10,900	48	155	(107)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	2.108%		2,500	125	162	(37)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.175%		4,330	239	248	(9)
Embarq Corp.	BCLY	(1.000%	)	06/20/2013	0.262%		500	(8)	(9)	1
Embarq Corp.	DUB	(1.000%	)	06/20/2013	0.262%		200	(4)	(4)	0
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.833%		10,700	(91)	(187)	96
FedEx Corp.	BOA	(1.000%	)	03/20/2021	1.353%		17,900	509	375	134
HCA, Inc.	JPM	(5.000%	)	03/20/2014	2.303%		5,000	(392)	(224)	(168)
Home Depot, Inc.	BOA	(1.000%	)	03/20/2021	0.939%		17,900	(96)	(44)	(52)
Ingersoll-Rand Co.	BCLY	(0.400%	)	09/20/2013	0.180%		1,200	(7)	0	(7)
JC Penney Corp., Inc.	BOA	(1.000%	)	09/20/2012	0.736%		7,700	(33)	(25)	(8)
JC Penney Corp., Inc.	GSC	(1.000%	)	09/20/2012	0.736%		4,400	(18)	19	(37)
Jones Group, Inc.	BCLY	(5.000%	)	06/20/2014	1.692%		15,000	(1,559)	(153)	(1,406)
KB Home	BNP	(1.000%	)	03/20/2015	3.616%		1,200	112	50	62
KB Home	BNP	(5.000%	)	06/20/2015	3.721%		9,400	(466)	(523)	57
KB Home	BOA	(1.000%	)	06/20/2018	4.629%		1,300	255	63	192
Lloyds Banking Group PLC	MSC	(3.000%	)	06/20/2020	3.525%	EUR	10,000	496	(190)	686
Macy's Retail Holdings, Inc.	DUB	(1.000%	)	03/20/2013	0.555%	$	9,200	(84)	62	(146)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2016	0.888%		17,900	(101)	(119)	18
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.916%		2,000	(7)	(46)	39
Masco Corp.	GSC	(1.000%	)	03/20/2017	2.615%		2,500	208	224	(16)
Masco Corp.	JPM	(1.000%	)	06/20/2015	2.081%		3,000	126	139	(13)
Masco Corp.	UBS	(4.650%	)	12/20/2016	2.669%		5,000	(503)	0	(503)
McKesson Corp.	BOA	(0.640%	)	03/20/2019	0.772%		5,000	46	0	46
Merrill Lynch & Co., Inc.	MSC	(1.000%	)	06/20/2021	1.586%		20,000	939	874	65
Nabors Industries, Inc.	CITI	(1.000%	)	03/20/2018	1.146%		2,500	22	22	0
New York Times Co.	BCLY	(1.000%	)	03/20/2015	1.739%		2,000	55	115	(60)
Office Depot, Inc.	BOA	(5.000%	)	09/20/2013	2.532%		6,500	(393)	(117)	(276)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	2.532%		2,000	(121)	(47)	(74)
Pactiv Corp.	MSC	(5.000%	)	06/20/2017	3.612%		5,000	(367)	(328)	(39)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.824%		6,000	20	0	20
ProLogis	CITI	(1.000%	)	06/20/2012	0.339%		2,000	(16)	43	(59)
Pulte Group, Inc.	BNP	(1.000%	)	03/20/2015	2.735%		4,800	302	314	(12)
Rohm and Haas Co.	BOA	(1.000%	)	09/20/2017	0.544%		1,000	(28)	(11)	(17)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	3.173%		4,500	24	(10)	34
Royal Caribbean Cruises Ltd.	DUB	(1.000%	)	03/20/2016	3.160%		18,300	1,744	1,531	213
RPM International, Inc.	GSC	(1.000%	)	03/20/2018	1.727%		4,000	176	59	117
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.724%		5,000	(141)	0	(141)
Ryder System, Inc.	BOA	(1.000%	)	03/20/2016	1.214%		17,700	171	198	(27)
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	2.114%		4,800	197	216	(19)
Sara Lee Corp.	BNP	(0.640%	)	09/20/2013	0.631%		1,200	(1)	0	(1)
Sempra Energy	BCLY	(1.100%	)	03/20/2014	0.486%		16,100	(296)	0	(296)
Southwest Airlines Co.	BOA	(1.000%	)	03/20/2016	1.270%		17,700	218	231	(13)
Staples, Inc.	BOA	(3.750%	)	03/20/2014	0.534%		6,000	(574)	0	(574)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	06/20/2012	0.397%		2,100	(123)	(64)	(59)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	03/20/2013	0.585%		2,000	(177)	(97)	(80)
Starwood Hotels & Resorts Worldwide, Inc.	GSC	(1.000%	)	03/20/2016	1.259%		10,900	128	71	57
Talisman Energy, Inc.	BOA	(1.000%	)	06/20/2019	0.908%		4,000	(28)	48	(76)
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	0.960%		1,400	(14)	0	(14)
Toll Brothers Finance Corp.	BNP	(1.000%	)	12/20/2017	2.157%		2,000	133	109	24
Transocean, Inc.	BCLY	(1.000%	)	06/20/2011	0.229%		6,400	(12)	43	(55)
Transocean, Inc.	DUB	(5.000%	)	03/20/2012	0.308%		12,800	(609)	(53)	(556)
Transocean, Inc.	GSC	(1.000%	)	03/20/2012	0.308%		5,000	(35)	129	(164)
Turkey Government International Bond	CITI	(1.000%	)	03/20/2021	1.901%		29,300	2,090	2,138	(48)
Turkey Government International Bond	CITI	(1.000%	)	06/20/2021	1.910%		18,700	1,372	1,407	(35)
Turkey Government International Bond	CSFB	(1.000%	)	06/20/2021	1.910%		17,800	1,306	1,352	(46)

314	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Parcel Service of America, Inc.	JPM	(1.000%	)	03/20/2021	0.629%	$	9,800	$(313)	$(324)	$11
Wal-Mart Stores, Inc.	BOA	(1.000%	)	03/20/2021	0.704%		17,700	(448)	(523)	75
Whirlpool Corp.	CITI	(1.000%	)	06/20/2014	0.902%		5,000	(16)	355	(371)
Wyeth	BCLY	(0.390%	)	09/20/2013	0.060%		1,000	(8)	0	(8)

								$4,400	$9,832	$(5,432)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)			Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	12/20/2020	3.062%	$		34,600	$4,567	$1,502	$3,065
Bank of America Corp.	BNP	1.000%	06/20/2021	1.610%			10,000	(487)	(430)	(57)
Bank of America Corp.	UBS	1.000%	06/20/2021	1.610%			10,000	(487)	(452)	(35)
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2012	0.197%		EUR	2,900	41	(319)	360
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2015	0.647%			4,300	88	(647)	735
BP Capital Markets America, Inc.	CITI	5.000%	06/20/2015	0.655%	$		900	160	16	144
BP Capital Markets America, Inc.	CSFB	5.000%	06/20/2015	0.655%			9,700	1,734	149	1,585
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%			26,400	652	(298)	950
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.655%			10,100	1,805	50	1,755
BP Capital Markets America, Inc.	JPM	5.000%	09/20/2011	0.173%			900	23	(23)	46
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.655%			4,800	858	71	787
Egypt Government International Bond	BCLY	1.000%	06/20/2015	3.296%			18,700	(1,631)	(1,371)	(260)
Egypt Government International Bond	CITI	1.000%	06/20/2015	3.296%			17,000	(1,483)	(1,208)	(275)
Egypt Government International Bond	DUB	1.000%	06/20/2015	3.296%			8,800	(767)	(642)	(125)
Emirate of Abu Dhabi	MSC	1.000%	03/20/2016	1.067%			2,000	(6)	(6)	0
Emirate of Abu Dhabi	MSC	1.000%	06/20/2016	1.096%			2,000	(9)	(15)	6
Ensco PLC	CSFB	1.000%	03/20/2014	0.623%			29,300	333	(218)	551
France Government Bond	BOA	0.250%	03/20/2016	0.724%			73,000	(1,633)	(2,459)	826
France Government Bond	DUB	0.250%	12/20/2015	0.693%			37,000	(739)	(802)	63
France Government Bond	GSC	0.250%	12/20/2015	0.693%			36,800	(735)	(798)	63
France Government Bond	JPM	0.250%	03/20/2016	0.724%			97,200	(2,175)	(3,486)	1,311
France Government Bond	MSC	0.250%	03/20/2016	0.724%			78,400	(1,754)	(2,694)	940
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.128%			400	(2)	(30)	28
Goldman Sachs Group, Inc.	BCLY	1.000%	06/20/2011	0.286%			44,400	85	(127)	212
International Lease Finance Corp.	CITI	5.000%	06/20/2015	3.075%			7,100	521	0	521
Merrill Lynch & Co., Inc.	JPM	1.000%	06/20/2011	0.289%			17,000	32	(49)	81
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%			2,000	(7)	(1)	(6)
Qatar Government International Bond	HSBC	1.000%	06/20/2016	1.106%			1,000	(5)	(7)	2
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%			1,500	(6)	(6)	0
Qatar Government International Bond	MSC	1.000%	06/20/2016	1.106%			1,000	(6)	(8)	2

								$(1,033)	$(14,308)	$13,275

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$	86,856	$(5,724)	$5,429	$(11,153)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014		94,000	(6,195)	3,496	(9,691)
CDX.HY-13 5-Year Index	CITI	(5.000%	)	12/20/2014		118,800	(7,158)	297	(7,455)
CDX.HY-14 5-Year Index	CITI	(5.000%	)	06/20/2015		182,100	(8,802)	1,356	(10,158)
CDX.HY-15 5-Year Index	BCLY	(5.000%	)	12/20/2015		154,800	(5,370)	(5,039)	(331)
CDX.HY-15 5-Year Index	BNP	(5.000%	)	12/20/2015		166,800	(5,785)	(5,532)	(253)
CDX.HY-15 5-Year Index	BOA	(5.000%	)	12/20/2015		72,900	(2,529)	(2,825)	296
CDX.HY-15 5-Year Index	CITI	(5.000%	)	12/20/2015		6,300	(218)	(220)	2
CDX.HY-15 5-Year Index	DUB	(5.000%	)	12/20/2015		93,400	(3,240)	(1,810)	(1,430)
CDX.HY-15 5-Year Index	JPM	(5.000%	)	12/20/2015		35,000	(1,214)	(1,225)	11
CDX.HY-15 5-Year Index	MSC	(5.000%	)	12/20/2015		94,400	(3,274)	(2,950)	(324)
CDX.HY-16 5-Year Index	BCLY	(5.000%	)	06/20/2016		190,400	(4,204)	(3,927)	(277)
CDX.HY-16 5-Year Index	BNP	(5.000%	)	06/20/2016		150,200	(3,316)	(3,199)	(117)
CDX.HY-16 5-Year Index	BOA	(5.000%	)	06/20/2016		50,000	(1,104)	(1,031)	(73)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014		71,821	(1,006)	1,233	(2,239)
CDX.IG-13 5-Year Index	BOA	(1.000%	)	12/20/2014		300,000	(3,919)	(1,889)	(2,030)
CDX.IG-13 5-Year Index	MSC	(1.000%	)	12/20/2014		184,000	(2,404)	(1,458)	(946)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015		132,200	(1,458)	1,349	(2,807)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015		62,900	(693)	657	(1,350)
CDX.IG-15 5-Year Index	MSC	(1.000%	)	12/20/2015		225,600	(1,693)	(1,571)	(122)
CDX.IG-15 5-Year Index	UBS	(1.000%	)	12/20/2015		334,500	(2,511)	(2,501)	(10)
CMBX.NA.AAA.3 Index	GSC	(0.080%	)	12/13/2049		76,900	3,636	10,862	(7,226)
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051		126,200	5,881	19,145	(13,264)
iTraxx Europe 12 Index	GSC	(1.000%	)	12/20/2014	EUR	25,600	(289)	(447)	158

							$(62,589)	$8,200	$(70,789)

See Accompanying Notes	Annual Report	March 31, 2011	315

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE.PENAAA.06-2 Index	CSFB	0.110%	05/25/2046	$	438	$(89)	$(166)	$77
CDX.IG-7 10-Year Index	GSC	0.650%	12/20/2016		578	(17)	(46)	29

						$(106)	$(212)	$106

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Floating rate equal to 3-Month EUR-LIBOR less 0.240% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	12/10/2012	DUB	$	26,750	EUR	19,700	$(1,189)	$32	$(1,221)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	265,600	$(577)	$(809)	$232
Pay	1-Year BRL-CDI	11.940%	01/02/2012	JPM		178,800	153	0	153
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		1,070,000	1,822	2,079	(257)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		264,000	866	983	(117)
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		62,500	162	261	(99)
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		22,500	59	110	(51)
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		189,500	663	(514)	1,177
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		80,100	(77)	84	(161)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		731,500	3,109	3,573	(464)
Pay	1-Year BRL-CDI	12.075%	01/02/2013	MLP		313,700	(922)	(398)	(524)
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		117,900	850	88	762
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		127,500	1,122	14	1,108
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		214,000	1,423	(39)	1,462
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UBS		828,300	(264)	(227)	(37)
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		157,100	1,252	222	1,030
Pay	1-Year BRL-CDI	12.610%	01/02/2013	RBS		89,700	807	0	807
Pay	1-Year BRL-CDI	11.860%	01/02/2014	MLP		7,500	(47)	(3)	(44)
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		129,300	(649)	0	(649)
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GSC		290,800	(276)	(354)	78
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		59,700	116	126	(10)
Pay	1-Year BRL-CDI	12.310%	01/02/2014	MLP		214,800	167	1,193	(1,026)
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		22,400	247	128	119
Receive	3-Month USD-LIBOR	1.600%	11/02/2015	CITI	$	304,700	7,634	(792)	8,426
Receive	3-Month USD-LIBOR	1.600%	11/02/2015	RBS		618,000	15,483	(1,285)	16,768
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	CITI		81,000	463	470	(7)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	JPM		172,000	982	961	21
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	BOA		585,300	7,092	6,263	829
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	DUB		293,200	17,283	(1,862)	19,145
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	HSBC		467,500	27,558	(89)	27,647
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	JPM		333,400	19,653	(233)	19,886
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA		300,000	4,564	10,029	(5,465)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		300,000	4,564	10,080	(5,516)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		450,000	6,846	15,232	(8,386)
Receive	3-Month USD-LIBOR	3.500%	12/15/2030	RBS		246,300	20,543	302	20,241

316	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	GSC	$	124,700	$4,715	$1,135	$3,580
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	BCLY	AUD	66,900	(1,252)	(333)	(919)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	DUB		39,200	(734)	(174)	(560)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	BOA	EUR	70,400	1,676	(40)	1,716
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	GSC		154,200	3,671	(127)	3,798
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	MSC		80,000	1,905	(57)	1,962
Receive	6-Month EUR-EURIBOR	3.143%	12/20/2040	BOA		37,900	417	0	417
Receive	6-Month EUR-EURIBOR	3.250%	12/20/2040	GSC		212,800	1,126	(44)	1,170
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	3,462,600	(199)	(61)	(138)

							$153,996	$45,892	$108,104

(p)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note May Futures	$122.500	04/22/2011	2,300	$22	$18
Call - CBOT U.S. Treasury 5-Year Note May Futures	123.000	04/22/2011	1,700	16	13

				$38	$31

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	191,300	$464	$1,391
Put -OTC 30-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	7.000%	12/13/2013		719,000	11,504	12,572
Put -OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.650%	12/13/2013		463,600	52,434	50,816
Put -OTC 30-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	3.800%	12/18/2013	EUR	191,700	23,821	29,869
Put -OTC 30-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.800%	12/18/2013		113,200	12,418	17,638

								$100,641	$112,286

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-15 5-Year Index	MSC	Buy	101.000%	06/15/2011	$	214,600	$4,993	$2,529
Put - OTC iTraxx Europe 14 5-Year Index	MSC	Buy	1.300%	06/15/2011	EUR	196,200	1,890	395

							$6,883	$2,924

(q)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	1,801	$783	$(973)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	1,801	1,054	(353)

				$1,837	$(1,326)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	191,300	$1,091	$(2,590)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,800	45	(99)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		19,500	133	(284)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	7.590%	12/13/2013		6,032,400	11,504	(16,318)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		367,200	2,179	(5,361)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		28,500	183	(416)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		499,200	3,895	(7,287)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		60,300	540	(772)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		108,800	1,058	(1,393)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		149,700	1,704	(1,916)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		106,800	1,109	(1,665)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		21,700	207	(278)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		106,700	1,014	(1,366)

See Accompanying Notes	Annual Report	March 31, 2011	317

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	$	91,800	$900	$(1,431)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		109,400	659	(12)
Call - OTC 10-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013	EUR	219,300	4,508	(2,525)
Call - OTC 10-Year Interest Rate Swap	JPM	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		56,500	978	(650)
Call - OTC 10-Year Interest Rate Swap	MSC	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		90,300	1,576	(1,040)
Call - OTC 10-Year Interest Rate Swap	RBS	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		143,800	2,744	(1,655)

								$36,027	$(47,058)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.HY-15 5-Year Index	MSC	Sell	95.000%	06/15/2011	$	429,200	$5,014	$(1,134)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	06/15/2011		155,100	499	(110)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		151,700	448	(154)
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		56,900	188	(99)
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		56,900	248	(58)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	05/18/2011		81,600	196	(96)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	05/18/2011		81,600	440	(6)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		45,500	228	(47)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.000%	06/15/2011		740,000	2,812	(2,812)
Put - OTC iTraxx Europe 14 5-Year Index	MSC	Sell	1.800%	06/15/2011	EUR	392,400	1,890	(96)

							$11,963	$(4,612)

Transactions	in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premium
Balance at 03/31/2010	13,378	$	1,424,600	EUR	221,300	$18,802
Sales	23,012		15,132,400		1,908,700	140,457
Closing Buys	(25,178)		(5,089,800)		(1,227,700)	(101,255)
Expirations	0		(148,800)		0	(1,172)
Exercised	(7,610)		(1,619,800)		0	(7,005)

Balance at 03/31/2011	3,602	$	9,698,600	EUR	902,300	$49,827

(r)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
United Airlines, Inc.	1.000%	05/07/2024	12/02/2009	$40	$70	0.00%

(s)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	3.500%	04/01/2026	$111,000	$111,885	$(111,173)
Fannie Mae	4.000%	04/01/2041	1,405,000	1,387,630	(1,379,754)
Fannie Mae	4.500%	04/01/2041	212,000	215,279	(215,445)
Fannie Mae	5.000%	04/01/2041	1,064,900	1,105,962	(1,112,820)
Fannie Mae	5.000%	05/01/2041	1,661,150	1,732,703	(1,730,452)
Fannie Mae	5.500%	04/01/2026	11,000	11,835	(11,899)
Fannie Mae	5.500%	04/01/2041	123,000	130,792	(131,456)
Fannie Mae	5.500%	05/01/2041	1,024,000	1,091,085	(1,091,200)
Fannie Mae	6.000%	04/01/2041	312,300	337,990	(339,431)
Fannie Mae	6.500%	04/01/2041	2,900	3,233	(3,251)
Freddie Mac	5.000%	04/01/2041	127,500	132,362	(132,939)
Freddie Mac	5.500%	04/01/2041	687,000	728,136	(732,299)
Ginnie Mae	4.000%	05/01/2041	170,000	170,468	(169,150)
Ginnie Mae	5.000%	04/01/2041	83,000	87,557	(87,980)
Ginnie Mae	5.000%	05/01/2041	83,000	87,808	(87,682)
Ginnie Mae	5.500%	05/01/2041	3,000	3,237	(3,240)
Ginnie Mae	6.000%	04/01/2041	5,800	6,369	(6,371)
Ginnie Mae	6.000%	05/01/2041	9,200	10,086	(10,091)
Ginnie Mae	6.500%	04/01/2041	7,000	7,873	(7,896)
Ginnie Mae	6.500%	05/01/2041	7,000	7,867	(7,881)
U.S. Treasury Bonds	2.625%	11/15/2020	157,300	148,114	(147,564)

318	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
U.S. Treasury Bonds	3.500%	02/15/2039	$160,410	$134,565	$(135,213)
U.S. Treasury Bonds	3.625%	02/15/2021	35,300	36,055	(35,758)
U.S. Treasury Bonds	4.500%	08/15/2039	55,856	56,230	(56,145)
U.S. Treasury Notes	2.125%	12/31/2015	10,000	10,103	(10,044)
U.S. Treasury Notes	2.500%	06/30/2017	26,900	26,547	(26,776)
U.S. Treasury Notes	2.750%	02/15/2019	29,035	28,261	(28,458)
U.S. Treasury Notes	3.000%	08/31/2016	86,200	89,935	(89,005)

				$7,899,967	$(7,901,373)

(7)	Market value includes $2,739 of interest payable on short sales.

(t)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	448	04/2011	BNP	$12	$0	$12
Sell		311,993	04/2011	DUB	0	(16,707)	(16,707)
Sell	BRL	70,272	04/2011	BCLY	0	(1,622)	(1,622)
Buy		69,602	04/2011	CITI	978	0	978
Buy		670	04/2011	HSBC	15	0	15
Sell		69,602	06/2011	CITI	0	(1,027)	(1,027)
Sell		15,692	06/2011	HSBC	0	(275)	(275)
Sell		32,091	06/2011	RBS	0	(563)	(563)
Sell	CAD	32,778	06/2011	BNP	0	(212)	(212)
Sell		186,047	06/2011	CITI	0	(2,536)	(2,536)
Buy		31,760	06/2011	RBC	484	0	484
Sell	CHF	4,029	05/2011	BNP	0	(99)	(99)
Buy	CNY	178,082	04/2011	CITI	311	0	311
Sell		199,200	04/2011	CITI	0	(53)	(53)
Buy		119,690	04/2011	HSBC	201	0	201
Sell		332,993	04/2011	HSBC	0	(99)	(99)
Buy		716,375	04/2011	JPM	2,486	0	2,486
Sell		93,296	04/2011	JPM	0	(454)	(454)
Buy		42,291	06/2011	HSBC	127	0	127
Buy		290,288	06/2011	JPM	987	0	987
Buy		147,433	09/2011	BOA	550	0	550
Buy		181,777	09/2011	CITI	657	0	657
Buy		115,163	09/2011	RBS	390	0	390
Buy		266,970	09/2011	UBS	905	0	905
Buy		586,170	11/2011	BCLY	685	0	685
Buy		393,002	11/2011	DUB	1,453	0	1,453
Buy		521,180	11/2011	JPM	631	0	631
Buy		260,500	11/2011	RBS	302	0	302
Buy		149,417	02/2012	BCLY	17	(5)	12
Buy		104,632	02/2012	BOA	27	0	27
Buy		426,285	02/2012	CITI	80	(17)	63
Buy		106,414	02/2012	DUB	21	0	21
Buy		332,993	02/2012	HSBC	174	0	174
Buy		118,413	02/2012	JPM	11	(7)	4
Buy		40,379	02/2012	UBS	4	0	4
Sell	EUR	2,402	04/2011	BNP	2	0	2
Sell		19,304	04/2011	BOA	0	(1,139)	(1,139)
Sell		103,886	04/2011	CITI	0	(6,353)	(6,353)
Buy		49	04/2011	CSFB	0	0	0
Buy		16,189	04/2011	DUB	670	0	670
Sell		75,301	04/2011	DUB	0	(3,011)	(3,011)
Buy		677	04/2011	JPM	42	0	42
Sell		221,178	04/2011	MSC	0	(15,948)	(15,948)
Buy		3,265	04/2011	RBC	0	0	0
Sell		148,089	04/2011	RBC	0	(10,992)	(10,992)
Sell		31,435	04/2011	UBS	0	(295)	(295)
Sell	GBP	49,547	06/2011	CITI	56	0	56
Sell		49,546	06/2011	CSFB	82	0	82
Buy	HKD	111,765	04/2011	GSC	0	(16)	(16)
Buy		451,684	04/2011	HSBC	0	(55)	(55)
Buy	INR	2,135,403	05/2011	BCLY	1,637	0	1,637
Buy		2,864,000	05/2011	JPM	2,527	0	2,527
Buy		3,219,793	08/2011	CITI	2,035	0	2,035
Buy	JPY	22,709	04/2011	BOA	0	(5)	(5)
Sell		16,560,000	04/2011	BOA	2,352	0	2,352
Sell		62,814	04/2011	CITI	22	0	22
Sell		11,384,084	04/2011	DUB	7,230	0	7,230
Sell		9,762,013	04/2011	RBS	0	(140)	(140)

See Accompanying Notes	Annual Report	March 31, 2011	319

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	14,631,575	05/2011	BCLY	$310	$0	$310
Buy		121,092,800	05/2011	CITI	2,497	0	2,497
Buy		1,281,885	05/2011	DUB	45	0	45
Buy		10,731,791	05/2011	GSC	310	0	310
Buy		22,880,000	05/2011	HSBC	441	0	441
Buy		140,748,354	05/2011	JPM	5,688	0	5,688
Buy		13,201,210	05/2011	MSC	397	0	397
Buy		45,879,000	05/2011	RBS	1,200	0	1,200
Sell	MXN	3,647	07/2011	HSBC	0	(11)	(11)
Buy		1,477,786	02/2012	HSBC	2,075	0	2,075
Buy		1,343,965	02/2012	MSC	2,020	0	2,020
Buy	MYR	97,200	08/2011	BCLY	563	0	563
Buy		188,000	08/2011	CITI	997	0	997
Buy		54,298	08/2011	HSBC	244	0	244
Buy		31,900	08/2011	JPM	157	0	157
Buy	NOK	1,130,388	05/2011	BCLY	5,429	0	5,429
Buy		70,893	05/2011	BNP	463	0	463
Buy		57,343	05/2011	RBS	242	0	242
Sell	SGD	284	05/2011	JPM	0	(2)	(2)
Buy		81,563	06/2011	BOA	948	0	948
Buy		152,955	06/2011	DUB	4,006	0	4,006
Buy	TWD	451,181	04/2011	BCLY	38	0	38
Sell		451,181	04/2011	BCLY	0	(15)	(15)
Buy		192,783	04/2011	BOA	221	0	221
Sell		192,783	04/2011	BOA	0	(16)	(16)
Buy		2,000,000	04/2011	CITI	167	0	167
Sell		2,000,000	04/2011	CITI	0	(194)	(194)
Buy		951,305	04/2011	DUB	482	0	482
Sell		951,305	04/2011	DUB	0	(79)	(79)
Buy		1,115,988	04/2011	GSC	0	(880)	(880)
Sell		1,115,988	04/2011	GSC	0	(94)	(94)
Buy		550,000	04/2011	HSBC	46	0	46
Sell		550,000	04/2011	HSBC	0	(47)	(47)
Buy		1,921,105	04/2011	JPM	192	(965)	(773)
Sell		1,921,105	04/2011	JPM	0	(162)	(162)
Buy		600,000	04/2011	RBS	50	0	50
Sell		600,000	04/2011	RBS	0	(38)	(38)
Buy		451,181	01/2012	BCLY	25	0	25
Buy		2,000,000	01/2012	CITI	228	0	228
Buy		430,000	01/2012	GSC	49	0	49
Buy		550,000	01/2012	HSBC	66	0	66
Buy		150,000	01/2012	JPM	22	0	22
Buy		600,000	01/2012	RBS	61	0	61

					$57,842	$(64,133)	$(6,291)

(u)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$6,508	$221,544	$0	$228,052
Corporate Bonds & Notes
Banking & Finance	0	3,560,144	5,154	3,565,298
Industrials	0	1,201,171	43,748	1,244,919
Utilities	0	255,312	2,465	257,777
Convertible Bonds & Notes
Banking & Finance	0	2,005	0	2,005
Industrials	0	10,846	0	10,846
Municipal Bonds & Notes
Arizona	0	3,030	0	3,030
California	0	443,428	0	443,428
Colorado	0	20,707	0	20,707
District of Columbia	0	155	0	155
Florida	0	11,060	0	11,060
Georgia	0	14,117	0	14,117
Illinois	0	46,137	0	46,137
Indiana	0	9,647	0	9,647
Iowa	0	382	0	382
Louisiana	0	265	0	265
Massachusetts	0	7,544	0	7,544

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Michigan	$0	$285	$0	$285
Minnesota	0	8,819	0	8,819
Nevada	0	8,500	0	8,500
New York	0	116,617	0	116,617
North Carolina	0	3,147	0	3,147
Ohio	0	39,016	0	39,016
Pennsylvania	0	7,361	0	7,361
Puerto Rico	0	1,365	0	1,365
Texas	0	45,643	0	45,643
Utah	0	8,519	0	8,519
Virginia	0	565	0	565
Washington	0	12,072	0	12,072
West Virginia	0	4,053	0	4,053
U.S. Government Agencies	0	8,328,484	20,934	8,349,418
U.S. Treasury Obligations	0	828,976	0	828,976
Mortgage-Backed Securities	0	727,229	0	727,229
Asset-Backed Securities	0	166,714	102,902	269,616
Sovereign Issues	0	1,197,202	0	1,197,202
Common Stocks
Financials	2,564	0	0	2,564

320	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Convertible Preferred Securities
Banking & Finance	$278	$0	$0	$278
Utilities	26,002	0	0	26,002
Preferred Securities
Banking & Finance	0	5,353	0	5,353
Short-Term Instruments
Certificates of Deposit	0	74,841	0	74,841
Commercial Paper	0	15,000	0	15,000
Repurchase Agreements	0	105,865	0	105,865
Short-Term Notes	0	21,998	0	21,998
Japan Treasury Bills	0	199,072	0	199,072
U.S. Treasury Bills	0	59,935	0	59,935
PIMCO Short-Term Floating NAV Portfolio	1,524,238	0	0	1,524,238
Purchased Options
Credit Contracts	0	2,924	0	2,924
Interest Rate Contracts	0	112,317	0	112,317
	$1,559,590	$17,909,366	$175,203	$19,644,159

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011

Short Sales, at value	$0	$(7,901,373)	$0	$(7,901,373)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	17,319	0	17,319
Foreign Exchange Contracts	0	57,842	0	57,842
Interest Rate Contracts	10,137	132,534	0	142,671
	$10,137	$207,695	$0	$217,832

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(2,812)	(82,283)	0	(85,095)
Foreign Exchange Contracts	0	(65,354)	0	(65,354)
Interest Rate Contracts	(13,536)	(72,814)	0	(86,350)
	$(16,348)	$(220,451)	$0	$(236,799)

Totals	$1,553,379	$9,995,237	$175,203	$11,723,819

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,807	$0	$(22)	$0	$(3)	$3,372	$0	$5,154	$(3)
Industrials	70	17,980	0	(25)	0	(3)	25,726	0	43,748	(3)
Utilities	0	0	0	0	0	0	2,465	0	2,465	0
U.S. Government Agencies	11,200	19,675	(7)	916	0	657	0	(11,507)	20,934	621
Mortgage-Backed Securities	26,627	41	(2,282)	182	(9)	1,437	0	(25,996)	0	0
Asset-Backed Securities	0	103,677	(415)	4	2	(366)	0	0	102,902	(366)

	$37,897	$143,180	$(2,704)	$1,055	$(7)	$1,722	$31,563	$(37,503)	$175,203	$249

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$(480)	$0	$0	$0	$1,020	$(540)	$0	$0	$0	$0

Totals	$37,417	$143,180	$(2,704)	$1,055	$1,013	$1,182	$31,563	$(37,503)	$175,203	$249

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(v)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$2,924	$0	$0	$112,317	$115,241
Variation margin receivable (2)	0	0	0	0	5,854	5,854
Unrealized appreciation on foreign currency contracts	0	0	0	57,842	0	57,842
Unrealized appreciation on swap agreements	0	17,319	0	0	132,534	149,853

	$0	$20,243	$0	$57,842	$250,705	$328,790

See Accompanying Notes	Annual Report	March 31, 2011	321

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

March 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Written options outstanding	$0	$4,612	$0	$0	$48,384	$52,996
Unrealized depreciation on foreign currency contracts	0	0	0	64,133	0	64,133
Unrealized depreciation on swap agreements	0	80,482	0	1,221	24,430	106,133

	$0	$85,094	$0	$65,354	$72,814	$223,262

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(1,553)	$(1,553)
Net realized gain (loss) on futures contracts, written options and swaps	0	(19,644)	0	1,223	(5,432)	(23,853)
Net realized (loss) on foreign currency transactions	0	0	0	(70,285)	0	(70,285)

	$0	$(19,644)	$0	$(69,062)	$(6,985)	$(95,691)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$(3,959)	$0	$0	$11,638	$7,679
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(37,999)	0	(1,501)	66,397	26,897
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(14,167)	0	(14,167)

	$0	$(41,958)	$0	$(15,668)	$78,035	$20,409

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(3,400) as reported in the Notes to Schedule of Investments.

(w)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BCLY	$22,963	$(22,810)	$153
BNP	(9,789)	7,146	(2,643)
BOA	(5,124)	1,763	(3,361)
CITI	(13,529)	14,808	1,279
CSFB	5,294	(4,990)	304
DUB	6,598	(10,330)	(3,732)
GSC	28,824	(28,580)	244
HSBC	33,109	(30,270)	2,839
JPM	78,167	(76,740)	1,427
MLP	(640)	0	(640)
MSC	(9,325)	8,736	(589)
RBC	(10,585)	9,844	(741)
RBS	28,484	(27,040)	1,444
SOG	24	0	24
UBS	(3,151)	3,098	(53)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

322	PIMCO Funds	Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.9%

American General Finance Corp.
7.250% due 04/21/2015		$1,000	$1,003

Del Monte Corp.
4.500% due 02/15/2018		500	501

Ford Motor Co.
3.010% due 12/15/2013		3,644	3,646

Intelsat Ltd.
5.250% due 04/02/2018		1,000	1,008

Novelis, Inc.
4.000% due 12/17/2016		2,800	2,811

Total Bank Loan Obligations (Cost $8,925)			8,969

CORPORATE BONDS & NOTES 12.3%

BANKING & FINANCE 8.3%

American International Group, Inc.
8.250% due 08/15/2018		300	352

Banco do Brasil S.A.
1.800% due 02/14/2014		1,300	1,299

Banco Santander Chile
2.875% due 11/13/2012		900	898

Bank of America Corp.
1.723% due 01/30/2014		800	814

BNP Paribas
5.186% due 06/29/2049		100	97

Capital One Capital VI
8.875% due 05/15/2040		200	212

CIT Group, Inc.
7.000% due 05/01/2013		24	25
7.000% due 05/01/2014		69	70
7.000% due 05/01/2015		69	70
7.000% due 05/01/2016		215	216
7.000% due 05/01/2017		361	362

Citigroup, Inc.
6.000% due 08/15/2017		200	217
6.125% due 11/21/2017		200	218

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.500% due 01/11/2021		1,300	1,310

Countrywide Financial Corp.
5.800% due 06/07/2012		300	315

Credit Suisse
3.500% due 03/23/2015		300	306

Ford Motor Credit Co. LLC
9.875% due 08/10/2011		200	206

International Lease Finance Corp.
6.500% due 09/01/2014		1,600	1,716
6.750% due 09/01/2016		1,400	1,505

JPMorgan Chase & Co.
3.450% due 03/01/2016		2,100	2,091
3.700% due 01/20/2015		800	823

Lloyds TSB Bank PLC
1.322% due 06/09/2011	EUR	100	142
12.000% due 12/29/2049		$1,100	1,289

Merrill Lynch & Co., Inc.
5.000% due 01/15/2015		100	106
5.450% due 07/15/2014		500	535
6.150% due 04/25/2013		800	862
6.400% due 08/28/2017		100	109
6.750% due 05/21/2013	EUR	100	151
6.875% due 04/25/2018		$200	222

Morgan Stanley
5.950% due 12/28/2017		600	644

Royal Bank of Scotland Group PLC
4.375% due 03/16/2016		4,000	4,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 09/22/2021	EUR	900	$1,099
5.625% due 08/24/2020		$200	200
6.666% due 04/29/2049 (a)	CAD	100	85
6.990% due 10/29/2049 (a)		$2,050	1,842
7.640% due 03/29/2049 (a)		100	80

SLM Corp.
5.375% due 05/15/2014		50	52
6.250% due 01/25/2016		300	313

Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	100	130
5.750% due 09/15/2016		$100	89

Stone Street Trust
5.902% due 12/15/2015		500	521

Weyerhaeuser Co.
7.375% due 10/01/2019		200	226

			25,844

INDUSTRIALS 3.4%

America Movil S.A.B. de C.V.
6.125% due 03/30/2040		800	840

Blue Merger Sub, Inc.
7.625% due 02/15/2019		1,000	1,019

CVS Pass-Through Trust
7.507% due 01/10/2032		881	1,014

Daimler Finance North America LLC
0.918% due 03/28/2014		2,600	2,603

DISH DBS Corp.
6.625% due 10/01/2014		1,000	1,061

Gazprom Via Gaz Capital S.A.
6.510% due 03/07/2022		100	107
8.146% due 04/11/2018		200	236
9.250% due 04/23/2019		200	250

Harvest Operations Corp.
6.875% due 10/01/2017		100	104

HCA, Inc.
9.625% due 11/15/2016 (c)		300	324

Petrobras International Finance Co.
7.875% due 03/15/2019		100	118

Petroleos Mexicanos
5.500% due 01/21/2021		900	918

RZD Capital Ltd.
5.739% due 04/03/2017		500	523

Transocean, Inc.
6.500% due 11/15/2020		900	993

UAL Pass-Through Trust
10.400% due 05/01/2018		283	324

			10,434

UTILITIES 0.6%

BP Capital Markets PLC
0.450% due 04/11/2011		400	400
2.750% due 02/27/2012		100	102
3.125% due 10/01/2015		300	301
3.625% due 05/08/2014		480	498
4.500% due 10/01/2020		600	596

			1,897

Total Corporate Bonds & Notes (Cost $36,103)			38,175

MUNICIPAL BONDS & NOTES 67.5%

ARIZONA 0.8%

Arizona State Health Facilities Authority Revenue Bonds, Series 2009
0.230% due 07/01/2035		2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mesa, Arizona General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.000% due 07/01/2018	$500	$551

		2,551

CALIFORNIA 14.5%

California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2014	3,450	3,822
5.000% due 05/01/2020	3,000	3,350

California State Educational Facilities Authority Revenue Bonds, Series 2000
0.190% due 12/01/2030	1,000	1,000

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.230% due 10/01/2036	740	740
0.240% due 10/01/2026	180	180

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	400	422
7.550% due 04/01/2039	100	109

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	1,000	1,069

California State General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 07/01/2015	4,400	4,799

California State General Obligation Bonds, Series 2004
0.250% due 05/01/2034	1,000	1,000

California State General Obligation Bonds, Series 2008
5.000% due 04/01/2018	2,500	2,755

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	600	647

California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	125	138

California State General Obligation Notes, Series 2009
5.500% due 04/01/2018	500	566

California State Hartnell Community College District General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (f)	1,000	469

California State Health Facilities Financing Authority Revenue Bonds, Series 2002
0.160% due 09/01/2025	500	500

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
0.240% due 09/01/2031	1,000	1,000

California State Municipal Finance Authority Revenue Bonds, Series 2010
0.240% due 01/01/2040	1,000	1,000

California State Northern Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	1,500	1,584

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.170% due 11/01/2026	1,700	1,700

Escondido, California Union High School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2025	3,000	1,246

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
7.875% due 06/01/2042	250	287

See Accompanying Notes	Annual Report	March 31, 2011	323

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	$500	$334

Irvine, California Ranch Water District Revenue Bonds, Series 1993
0.130% due 04/01/2033	1,400	1,400

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2008
0.260% due 07/01/2031	1,990	1,990

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.170% due 07/01/2034	2,000	2,000
0.200% due 07/01/2035	1,100	1,100

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
5.250% due 07/01/2024	500	535

Los Angeles, California Unified School District General Obligation Bonds, Series 2009
5.000% due 07/01/2019	125	136

Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	1,800	1,825

Riverside County, California Transportation Commission Revenue Bonds, Series 2009
0.250% due 06/01/2029	975	975

San Francisco, California City & County Public Utilities Commission Revenue Bonds, Series 2009
5.000% due 11/01/2021	1,000	1,084

Santa Clara, California Revenue Bonds, Series 2008
0.240% due 07/01/2034	2,000	2,000

Santa Clara, California Unified School District General Obligation Bonds, Series 2009
5.000% due 07/01/2022	450	484

Southern California State Public Power Authority Revenue Bonds, Series 2008
0.200% due 07/01/2020	660	660

Tustin, California Special Assessment Bonds, Series 1996
0.230% due 09/02/2013	382	382

University of California Regents Medical Center Revenue Bonds, Series 2007
0.210% due 05/15/2032	1,730	1,730

		45,018

COLORADO 2.4%

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.210% due 12/01/2029	1,980	1,980

Denver, Colorado City & County Revenue Bonds, (AGC Insured), Series 2009
0.310% due 11/15/2025	2,000	2,000

Denver, Colorado City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	700	676

Douglas & Elbert Counties, Colorado School District No. Re-1 General Obligation Bonds, Series 2009
5.250% due 12/15/2021	1,500	1,759

Mesa County, Colorado Valley School District No. 51 General Obligation Notes, (NPFGC Insured), Series 2004
5.000% due 12/01/2013	1,000	1,100

		7,515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.6%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2005
0.150% due 07/01/2035	$1,810	$1,810

DISTRICT OF COLUMBIA 0.4%

District of Columbia Revenue Bonds, Series 2007
0.220% due 04/01/2041	100	100

District of Columbia Revenue Bonds, Series 2008
0.250% due 10/01/2038	1,000	1,000

		1,100

FLORIDA 2.3%

Florida State Board of Education General Obligation Notes, Series 2010
5.000% due 06/01/2019	1,000	1,128
5.000% due 06/01/2020	1,000	1,128

Florida State JEA Water & Sewer System Revenue Bonds, Series 2004
0.240% due 10/01/2034	2,238	2,238

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.220% due 10/01/2035	500	500

Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	400	443

Orange County, Florida School Board Certificates of Participation Bonds, Series 2008
0.220% due 08/01/2022	500	500

Orlando, Florida Utilities Commission Revenue Notes, Series 2010
5.000% due 10/01/2013	1,000	1,092

		7,029

GEORGIA 0.8%

Fulton County, Georgia Development Authority Revenue Notes, Series 2009
5.000% due 06/01/2014	500	542

Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	2,000	1,883

		2,425

HAWAII 0.3%

Hawaii State General Obligation Notes, Series 2009
5.000% due 06/01/2014	250	280
5.000% due 06/01/2017	500	573

		853

ILLINOIS 2.8%

Chicago, Illinois Board of Education General Obligation Bonds, Series 2008
5.250% due 12/01/2026	100	97

Chicago, Illinois General Obligation Bonds, Series 2002
0.240% due 01/01/2037	200	200

Chicago, Illinois Revenue Bonds, Series 2002
0.230% due 01/01/2034	400	400

Chicago, Illinois Wastewater Revenue Bonds, Series 2008
0.220% due 01/01/2039	1,000	1,000

Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	3,000	2,686

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	$1,250	$1,287

Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
5.000% due 12/01/2019	100	111

Illinois State General Obligation Notes, Series 2007
5.000% due 01/01/2014	250	263

Illinois State Regional Transportation Authority Revenue Bonds, (AGM Insured), Series 2004
5.750% due 06/01/2034	500	493

Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	1,000	1,061

McHenry & Lake Counties, Illinois Community High School District No. 156 General Obligation Notes, (AGM Insured), Series 2005
5.000% due 02/01/2014	1,000	1,074

		8,672

INDIANA 2.1%

Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	200	205

Indianapolis, Indiana Local Public Improvement Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	534

Indianapolis, Indiana Local Public Improvement Revenue Notes, Series 2009
5.000% due 02/01/2015	500	554

Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	5,000	5,285

		6,578

IOWA 0.6%

Iowa State Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 08/15/2020	1,500	1,742

KANSAS 0.1%

Kansas State Department of Transportation Revenue Bonds, Series 2004
5.000% due 09/01/2022	350	388

MARYLAND 0.3%

University of Maryland Revenue Notes, Series 2006
5.000% due 10/01/2015	825	943

MASSACHUSETTS 2.9%

Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2006
5.250% due 07/01/2020	1,150	1,326

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008
0.240% due 09/01/2037	285	285

Massachusetts State Educational Financing Authority Revenue Notes, Series 2010
5.500% due 01/01/2017	2,000	2,160

Massachusetts State General Obligation Bonds, (NPFGC/IBC Insured), Series 2002
5.500% due 08/01/2019	150	176

Massachusetts State General Obligation Bonds, Series 2001
5.500% due 11/01/2014	1,000	1,146

324	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts State General Obligation Notes, Series 2010
5.000% due 06/01/2017	$1,000	$1,147

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1995
0.150% due 02/15/2026	1,070	1,070

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.150% due 11/01/2049	1,400	1,400

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.230% due 12/01/2037	400	400

		9,110

MINNESOTA 1.0%

Rochester, Minnesota Revenue Bonds, Series 2008
0.220% due 11/15/2038	2,000	2,000
5.000% due 11/15/2038	1,200	1,203

		3,203

MISSISSIPPI 0.3%

Mississippi State University Educational Building Corp. Revenue Notes, (NPFGC/FGIC Insured), Series 2004
5.000% due 08/01/2013	1,000	1,069

MISSOURI 2.1%

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.250% due 09/01/2030	200	200

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.190% due 02/15/2033	2,200	2,200
0.210% due 10/01/2016	1,200	1,200

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.190% due 02/15/2034	190	190

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2010
0.270% due 06/01/2045	2,650	2,650

		6,440

NEBRASKA 0.6%

Nebraska State Educational Finance Authority Revenue Bonds, Series 2008
0.220% due 07/01/2035	700	700

Nebraska State Educational Finance Authority Revenue Notes, Series 2005
0.270% due 12/15/2012	1,080	1,080

		1,780

NEVADA 0.7%

Nevada State General Obligation Notes, Series 2005
5.000% due 02/01/2015	2,000	2,205

NEW HAMPSHIRE 1.4%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.220% due 07/01/2033	1,090	1,090

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.230% due 06/01/2031	1,500	1,500
0.240% due 06/01/2041	1,700	1,700

		4,290

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 1.2%

Hamilton, New Jersey General Obligation Notes, (NPFGC/FGIC Insured), Series 2005
4.000% due 08/01/2013	$1,000	$1,066

New Jersey State Economic Development Authority Revenue Notes, Series 2010
5.000% due 12/15/2016	2,500	2,696

		3,762

NEW YORK 9.7%

Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	500	478

Long Island, New York Power Authority Revenue Bonds, Series 1998
0.180% due 05/01/2033	500	500

New York City, New York General Obligation Bonds, Series 1993
0.180% due 08/01/2016	2,700	2,700
0.180% due 08/01/2021	600	600

New York City, New York General Obligation Notes, Series 2003
5.250% due 08/01/2013	1,900	2,085

New York City, New York General Obligation Notes, Series 2005
5.000% due 08/01/2015	1,000	1,122

New York City, New York General Obligation Notes, Series 2009
5.000% due 08/01/2013	1,000	1,092

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2019 (b)	5,000	5,560

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.250% due 06/15/2040	500	504

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.375% due 06/15/2043	3,000	3,039

New York City, New York Transitional Finance Authority Revenue Bonds, (AGM Insured), Series 2003
5.250% due 02/01/2014	125	135

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
0.230% due 11/01/2022	1,100	1,100

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2007
5.000% due 11/01/2021	500	539

New York State Dormitory Authority Revenue Bonds, Series 1993
5.500% due 05/15/2013	1,000	1,057

New York State Dormitory Authority Revenue Bonds, Series 2000
0.240% due 07/01/2029	190	190

New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	500	488

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2014	1,735	1,904

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	100	108

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2021	2,700	2,940

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	$1,500	$1,628

New York State Urban Development Corp. Revenue Bonds, Series 2008
5.500% due 01/01/2019	1,000	1,127

New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 01/01/2014	895	975

		29,871

NORTH CAROLINA 1.1%

Charlotte, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 06/01/2014	300	330

North Carolina State Infrastructure Finance Corp. Certificates of Participation Bonds, (AGM Insured), Series 2006
5.000% due 02/01/2021	500	535

North Carolina State Medical Care Commission Revenue Bonds, Series 1985
0.220% due 06/01/2015	1,965	1,965

North Carolina State Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	700	667

		3,497

OHIO 5.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	500	333
6.500% due 06/01/2047	5,100	3,733

Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	100	108

Ohio State Miami University Revenue Notes, Series 2010
5.000% due 09/01/2015	3,425	3,790
5.000% due 09/01/2016	2,715	3,011

Ohio State Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 12/15/2015	2,295	2,579

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.220% due 12/01/2033	2,000	2,000

		15,554

OKLAHOMA 0.5%

Oklahoma State Municipal Power Authority Revenue Bonds, (AGM Insured), Series 2010
5.000% due 01/01/2021	1,525	1,665

OREGON 0.2%

Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 06/15/2018	500	579

PENNSYLVANIA 2.7%

Pennsylvania State General Obligation Bonds, Series 2004
5.000% due 09/01/2018	2,500	2,716

Pennsylvania State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	575

See Accompanying Notes	Annual Report	March 31, 2011	325

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania State Higher Education Facilities Authority Revenue Notes, Series 2009
5.000% due 09/01/2017	$625	$718

Pennsylvania State Intergovernmental Cooperative Authority Special Tax Notes, Series 2009
5.000% due 06/15/2014	250	277

Pennsylvania State Turnpike Commission Revenue Bonds, Series 2010
0.260% due 12/01/2035	1,935	1,935

Philadelphia, Pennsylvania Revenue Bonds, Series 2009
0.230% due 08/01/2031	2,000	2,000

		8,221

TENNESSEE 0.2%

Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	500	489

TEXAS 4.5%

Collin County, Texas General Obligation Bonds, Series 2004
5.000% due 02/15/2015	500	547

Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 03/01/2018	150	162

Forth Worth, Texas Revenue Notes, Series 2010
4.250% due 02/15/2020	1,000	1,084

Houston, Texas Utility System Revenue Bonds, (AGC Insured), Series 2009
5.250% due 11/15/2033	250	254

Laredo, Texas Independent School District Revenue Bonds, (PSF-GTD Insured), Series 2005
5.000% due 08/01/2022	1,800	1,926

San Antonio, Texas Revenue Notes, Series 2009
5.000% due 02/01/2019	500	572

Texas A&M University Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,134

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	800	756
5.000% due 04/01/2019	1,000	1,133

Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2023	125	137

Texas State General Obligation Notes, Series 2010
5.000% due 10/01/2017	1,500	1,734

Texas State Lone Star College System General Obligation Notes, Series 2010
5.000% due 08/15/2018	1,500	1,735

Texas State Lower Colorado River Authority Revenue Bonds, Series 2009
5.000% due 05/15/2023	500	524

Texas State Water Development Board Revenue Bonds, Series 2007
0.210% due 07/15/2019	2,060	2,060

Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	100	114

		13,872

UTAH 0.2%

Riverton, Utah Revenue Bonds, Series 2009
5.000% due 08/15/2041	750	691

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.4%

Henrico County, Virginia Economic Development Authority Revenue Notes, Series 2009
5.000% due 10/01/2017	$410	$469

Virginia State College Building Authority Revenue Bonds, Series 2006
0.220% due 02/01/2026	100	100

Virginia State Small Business Financing Authority Revenue Bonds, Series 2008
0.220% due 07/01/2042	600	600

		1,169

WASHINGTON 4.5%

Clark County, Washington Public Utility District No. 1 Revenue Notes, Series 2010
5.000% due 01/01/2016	1,500	1,646

King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036	250	251
5.250% due 01/01/2039	500	504

King County, Washington School District No. 411 General Obligation Bonds, (AGM Insured), Series 2001
5.625% due 12/01/2014	1,000	1,138

Seattle, Washington Revenue Notes, Series 2010
5.000% due 02/01/2016	2,500	2,832
5.000% due 02/01/2019	2,500	2,829

Washington State Energy Northwest Revenue Notes, Series 2008
5.000% due 07/01/2017	1,295	1,481

Washington State Energy Northwest Revenue Notes, Series 2010
5.000% due 07/01/2017	1,000	1,144

Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,129

Washington State General Obligation Notes, Series 2009
5.000% due 01/01/2013	250	268

Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	500	555

		13,777

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	195	136

WISCONSIN 0.3%

Wisconsin State General Obligation Bonds, Series 2008
5.000% due 05/01/2019	125	140

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	900	838

		978

Total Municipal Bonds & Notes (Cost $209,430)		208,982

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
0.370% due 03/25/2034	87	86
1.150% due 04/25/2032	109	110
3.500% due 12/01/2025	983	986

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2024 - 04/01/2026		$4,660	$4,881

Total U.S. Government Agencies (Cost $6,055)			6,063

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Bonds
2.625% due 11/15/2020 (h)		650	606
6.125% due 11/15/2027 (h)		16	20
7.875% due 02/15/2021		25	34
8.125% due 05/15/2021 (h)		92	129

U.S. Treasury Notes
2.125% due 12/31/2015 (h)		600	599
3.250% due 12/31/2016		24	25

Total U.S. Treasury Obligations (Cost $1,441)			1,413

MORTGAGE-BACKED SECURITIES 1.3%

Adjustable Rate Mortgage Trust
2.783% due 05/25/2035		105	106

Banc of America Funding Corp.
2.973% due 06/20/2032		106	101
5.864% due 01/20/2047		124	88

Countrywide Home Loan Mortgage Pass-Through Trust
2.984% due 08/25/2034		78	58

Credit Suisse First Boston Mortgage Securities Corp.
2.495% due 07/25/2033		79	76

EMF-NL
1.806% due 04/17/2041	EUR	100	114

Eurosail PLC
1.756% due 10/17/2040		130	171

GSR Mortgage Loan Trust
2.554% due 06/25/2034		$133	122
5.750% due 01/25/2037		100	92

MASTR Adjustable Rate Mortgages Trust
2.413% due 05/25/2034		267	252

Mellon Residential Funding Corp.
0.685% due 08/15/2032		1,049	1,011
0.735% due 06/15/2030		235	232

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036		135	104

MLCC Mortgage Investors, Inc.
1.250% due 10/25/2035		64	57

Provident Funding Mortgage Loan Trust
2.754% due 08/25/2033		244	235

Prudential Commercial Mortgage Trust
3.669% due 02/11/2036		360	361

Residential Asset Securitization Trust
6.000% due 07/25/2037		476	365

Structured Asset Mortgage Investments, Inc.
0.503% due 07/19/2035		118	87

WaMu Mortgage Pass-Through Certificates
1.712% due 08/25/2042		77	71

Wells Fargo Mortgage-Backed Securities Trust
4.910% due 01/25/2035		474	478

Total Mortgage-Backed Securities (Cost $3,823)			4,181

ASSET-BACKED SECURITIES 1.4%

Bayview Financial Acquisition Trust
5.402% due 12/28/2035		60	60

Credit-Based Asset Servicing & Securitization LLC
5.303% due 12/25/2035		915	896

326	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IXIS Real Estate Capital Trust
0.480% due 01/25/2037		$200	$82

JPMorgan Mortgage Acquisition Corp.
0.340% due 10/25/2036		86	84
0.390% due 10/25/2036		1,000	547

Option One Mortgage Loan Trust
5.611% due 01/25/2037		1,490	798

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		1,400	1,398

Residential Asset Securities Corp.
6.228% due 04/25/2032		30	31

WaMu Asset-Backed Certificates
0.400% due 01/25/2037		1,000	429

Total Asset-Backed Securities (Cost $3,834)			4,325

SOVEREIGN ISSUES 4.5%

Australia Government Bond
4.750% due 06/15/2016	AUD	4,100	4,147
6.000% due 02/15/2017		1,300	1,392

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	256	154
10.000% due 01/01/2017		1,700	924

Canada Government International Bond
1.750% due 03/01/2013	CAD	6,500	6,696

Qatar Government International Bond
5.250% due 01/20/2020		$500	522

Total Sovereign Issues (Cost $13,143)			13,835

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc. (d)	513	$18

Total Common Stocks (Cost $21)		18

CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

American International Group, Inc.
8.500% due 08/01/2011	12,358	55

Total Convertible Preferred Securities (Cost $84)		55

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.0%

CERTIFICATES OF DEPOSIT 0.4%

Itau Unibanco S.A.
1.670% due 02/06/2012	$1,300	1,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 10.3%

State Street Bank and Trust Co.
0.010% due 04/01/2011	$31,801	$31,801

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $32,439. Repurchase proceeds are $31,801.)

U.S. TREASURY BILLS 0.3%
0.170% due 07/14/2011 - 09/15/2011 (e)(g)(h)	1,096	1,096

Total Short-Term Instruments (Cost $34,178)		34,178

PURCHASED OPTIONS (j) 0.7%
(Cost $1,890)		2,018

Total Investments 104.1% (Cost $318,927)		$322,212

Written Options (k) (0.3%) (Premiums $909)		(1,027)

Other Assets and Liabilities (Net) (3.8%)		(11,810)

Net Assets 100.0%		$309,375

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average yield.
(f)	Security becomes interest bearing at a future date.
(g)	Securities with an aggregate market value of $861 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	Securities with an aggregate market value of $1,381 and cash of $593 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2011	309	$(82)
90-Day Euribor September Futures	Long	09/2011	36	(47)
90-Day Eurodollar December Futures	Long	12/2011	268	69
90-Day Eurodollar June Futures	Long	06/2011	78	16
90-Day Eurodollar March Futures	Long	03/2012	51	11
Euro-Bobl June Futures	Short	06/2011	94	102
Japan Government 10-Year Bond June Futures	Short	06/2011	1	(9)
U.S. Treasury 5-Year Note June Futures	Short	06/2011	311	(17)
U.S. Treasury 10-Year Note June Futures	Short	06/2011	77	(19)
U.S. Treasury 30-Year Bond June Futures	Short	06/2011	369	(339)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2011	35	5

				$(310)

See Accompanying Notes	Annual Report	March 31, 2011	327

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Axle & Manufacturing, Inc.	DUB	(5.000%	)	03/20/2016	5.115%	$	300	$1	$(7)	$8
Austria Government Bond	BNP	(1.000%	)	03/20/2015	0.460%		800	(16)	(6)	(10)
Carnival Corp.	BOA	(1.000%	)	03/20/2016	1.043%		300	1	0	1
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2021	0.609%		300	(10)	(10)	0
Credit Agricole S.A.	BOA	(1.000%	)	03/20/2021	1.488%	EUR	200	11	12	(1)
Credit Agricole S.A.	CSFB	(1.000%	)	03/20/2021	1.488%		200	11	11	0
Credit Agricole S.A.	HSBC	(1.000%	)	03/20/2021	1.488%		200	11	10	1
Credit Agricole S.A.	RBS	(1.000%	)	03/20/2021	1.488%		200	11	12	(1)
FedEx Corp.	BOA	(1.000%	)	03/20/2021	1.353%	$	300	8	6	2
Home Depot, Inc.	BOA	(1.000%	)	03/20/2021	0.939%		300	(2)	(1)	(1)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2016	0.888%		300	(2)	(2)	0
Royal Caribbean Cruises Ltd.	DUB	(1.000%	)	03/20/2016	3.160%		300	29	25	4
Ryder System, Inc.	BOA	(1.000%	)	03/20/2016	1.214%		300	2	3	(1)
Sempra Energy	BCLY	(1.100%	)	03/20/2014	0.486%		100	(2)	0	(2)
Southwest Airlines Co.	BOA	(1.000%	)	03/20/2016	1.270%		300	4	4	0
Starwood Hotels & Resorts Worldwide, Inc.	GSC	(1.000%	)	03/20/2016	1.259%		200	2	1	1
Turkey Government International Bond	CITI	(1.000%	)	03/20/2021	1.901%		500	36	37	(1)
United Parcel Service of America, Inc.	JPM	(1.000%	)	03/20/2021	0.629%		100	(3)	(3)	0
Wal-Mart Stores, Inc.	BOA	(1.000%	)	03/20/2021	0.704%		300	(8)	(9)	1

								$84	$83	$1

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	12/20/2020	3.062%	$	600	$79	$26	$53
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		600	15	(5)	20
BP Capital Markets America, Inc.	DUB	5.000%	06/20/2015	0.655%		200	36	7	29
BP Capital Markets America, Inc.	GSC	5.000%	06/20/2015	0.655%		100	18	(4)	22
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.655%		300	53	3	50
Egypt Government International Bond	BCLY	1.000%	06/20/2015	3.296%		200	(17)	(14)	(3)
Egypt Government International Bond	CITI	1.000%	06/20/2015	3.296%		200	(17)	(14)	(3)
Egypt Government International Bond	DUB	1.000%	06/20/2015	3.296%		200	(18)	(15)	(3)
Ensco PLC	CSFB	1.000%	03/20/2014	0.623%		500	5	(4)	9
France Government Bond	BOA	0.250%	03/20/2016	0.724%		1,300	(29)	(44)	15
France Government Bond	DUB	0.250%	12/20/2015	0.693%		700	(14)	(15)	1
France Government Bond	GSC	0.250%	12/20/2015	0.693%		700	(14)	(15)	1
France Government Bond	JPM	0.250%	03/20/2016	0.724%		1,400	(31)	(50)	19
France Government Bond	MSC	0.250%	03/20/2016	0.724%		1,400	(31)	(48)	17

							$35	$(192)	$227

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-14 5-Year Index	CITI	(5.000%	)	06/20/2015	$	1,300	$(63)	$(4)	$(59)
CDX.HY-15 5-Year Index	BCLY	(5.000%	)	12/20/2015		3,300	(114)	(103)	(11)
CDX.HY-15 5-Year Index	BNP	(5.000%	)	12/20/2015		4,500	(157)	(146)	(11)
CDX.HY-15 5-Year Index	BOA	(5.000%	)	12/20/2015		1,300	(45)	(50)	5
CDX.HY-15 5-Year Index	DUB	(5.000%	)	12/20/2015		6,300	(218)	(122)	(96)
CDX.HY-15 5-Year Index	MSC	(5.000%	)	12/20/2015		3,300	(114)	(103)	(11)
CDX.HY-16 5-Year Index	BCLY	(5.000%	)	06/20/2016		5,900	(131)	(122)	(9)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014		99	(1)	2	(3)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015		2,700	(29)	28	(57)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015		18,200	(201)	190	(391)
CDX.IG-15 5-Year Index	MSC	(1.000%	)	12/20/2015		4,400	(33)	(31)	(2)
CDX.IG-15 5-Year Index	UBS	(1.000%	)	12/20/2015		2,100	(16)	(15)	(1)
CMBX.NA.AAA.3 Index	GSC	(0.080%	)	12/13/2049		1,700	80	240	(160)
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051		2,700	125	409	(284)
iTraxx Europe 12 Index	GSC	(1.000%	)	12/20/2014	EUR	600	(6)	(10)	4

							$(923)	$163	$(1,086)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

328	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.245%	01/02/2012	RBS	BRL	4,600	$(10)	$(14)	$4
Pay	1-Year BRL-CDI	11.940%	01/02/2012	JPM		1,900	2	0	2
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		24,000	41	47	(6)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		400	2	3	(1)
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		2,800	9	(8)	17
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		1,300	(2)	1	(3)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		31,100	132	143	(11)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		300	2	0	2
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		4,800	32	(1)	33
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UBS		11,300	(4)	(3)	(1)
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		3,200	26	5	21
Pay	1-Year BRL-CDI	12.610%	01/02/2013	RBS		2,300	21	0	21
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		6,800	(34)	0	(34)
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GSC		5,100	(5)	(4)	(1)
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		2,400	4	5	(1)
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		5,800	64	33	31
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	BOA	$	11,000	133	118	15
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	CITI		1,100	65	(1)	66
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	HSBC		7,700	454	(1)	455
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		600	(13)	(25)	12
Receive	3-Month USD-LIBOR	3.500%	12/15/2030	RBS		4,200	350	5	345
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	MSC		8,500	279	176	103
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	GSC		5,400	204	49	155
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	RBS		1,100	42	13	29
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	BCLY	AUD	1,100	(20)	(5)	(15)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	DUB		700	(13)	(3)	(10)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	BOA	EUR	800	19	0	19
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	GSC		1,700	40	(2)	42
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	MSC		800	19	(1)	20
Receive	6-Month EUR-EURIBOR	3.143%	12/20/2040	BOA		22,600	249	0	249
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	63,600	(3)	(1)	(2)

							$2,085	$529	$1,556

(j)	Purchased options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	3,900	$10	$29
Put - OTC 30-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	7.000%	12/13/2013		13,000	208	227
Put - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.650%	12/13/2013		8,200	929	899
Put - OTC 30-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	3.800%	12/18/2013	EUR	3,300	410	514
Put - OTC 30-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.800%	12/18/2013		1,900	208	296

								$1,765	$1,965

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-15 5-Year Index	MSC	Buy	101.000%	06/15/2011	$	3,900	$91	$46
Put - OTC iTraxx Europe 14 5-Year Index	MSC	Buy	1.300%	06/15/2011	EUR	3,600	34	7

							$125	$53

See Accompanying Notes	Annual Report	March 31, 2011	329

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

(k)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	29	$12	$(16)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	29	17	(6)

				$29	$(22)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	3,900	$22	$(53)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	(5)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	(4)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	7.590%	12/13/2013		109,100	208	(295)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,600	39	(96)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		8,900	69	(130)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,200	11	(15)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,100	20	(27)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,200	26	(28)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,000	21	(31)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,500	24	(32)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		1,800	18	(28)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		2,100	13	0
Call - OTC 10-Year Interest Rate Swap	GSC	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013	EUR	4,200	86	(48)
Call - OTC 10-Year Interest Rate Swap	JPM	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		1,100	19	(13)
Call - OTC 10-Year Interest Rate Swap	MSC	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		1,600	28	(19)
Call - OTC 10-Year Interest Rate Swap	RBS	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		2,700	51	(31)

								$659	$(855)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.HY-15 5-Year Index	MSC	Sell	95.000%	06/15/2011	$	7,800	$91	$(20)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.300%	06/15/2011		2,800	9	(2)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		2,700	8	(3)
Put - OTC iTraxx Europe 14 5-Year Index	MSC	Sell	1.800%	06/15/2011	EUR	7,200	35	(2)

							$143	$(27)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	14,700	$78	$(123)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	0	$6,300	EUR	5,100	$34
Sales	115	189,100		47,000	2,132
Closing Buys	(57)	(23,400)		(35,300)	(1,248)
Expirations	0	(1,000)		0	(9)
Exercised	0	0		0	0

Balance at 03/31/2011	58	$171,000	EUR	16,800	$909

(l)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	4.000%	04/01/2041	$1,000	$980	$(982)
U.S. Treasury Notes	3.250%	05/31/2016	400	418	(423)

				$1,398	$(1,405)

(7)	Market value includes $5 of interest payable on short sales.

330	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(m)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	5,561	04/2011	DUB	$0	$(298)	$(298)
Sell	BRL	1,243	04/2011	BCLY	0	(29)	(29)
Buy		1,243	04/2011	CITI	18	0	18
Sell		1,243	06/2011	CITI	0	(18)	(18)
Sell		715	06/2011	RBS	0	(13)	(13)
Sell		323	06/2011	UBS	0	(6)	(6)
Buy	CAD	2,636	06/2011	BNP	17	0	17
Buy		350	06/2011	RBC	5	0	5
Buy	CNY	4,974	04/2011	CITI	9	0	9
Sell		7,006	04/2011	DUB	0	(5)	(5)
Buy		5,627	04/2011	HSBC	10	0	10
Buy		12,510	04/2011	JPM	23	0	23
Sell		5,158	04/2011	JPM	0	(25)	(25)
Buy		4,434	06/2011	JPM	15	0	15
Buy		1,790	09/2011	RBS	6	0	6
Buy		1,954	11/2011	DUB	0	(4)	(4)
Buy		3,100	02/2012	BCLY	0	0	0
Buy		2,161	02/2012	BOA	1	0	1
Buy		4,529	02/2012	CITI	1	0	1
Buy		7,924	02/2012	DUB	1	(1)	0
Buy		2,480	02/2012	JPM	0	0	0
Buy		12,893	02/2012	RBS	0	(12)	(12)
Buy		892	02/2012	UBS	0	0	0
Buy		7,006	02/2013	DUB	0	(1)	(1)
Sell	EUR	4,467	04/2011	CITI	0	(287)	(287)
Sell		3,951	04/2011	UBS	0	(272)	(272)
Sell	GBP	1,854	06/2011	BOA	5	0	5
Buy	HKD	2,043	04/2011	GSC	0	0	0
Buy		8,276	04/2011	HSBC	0	(1)	(1)
Buy	INR	73,000	05/2011	JPM	64	0	64
Buy		44,047	08/2011	BCLY	30	0	30
Sell	JPY	219,934	04/2011	DUB	140	0	140
Sell		239,258	04/2011	RBS	0	(3)	(3)
Buy	KRW	224,100	05/2011	BCLY	5	0	5
Buy		2,187,600	05/2011	CITI	45	0	45
Buy		180,573	05/2011	GSC	5	0	5
Buy		423,000	05/2011	HSBC	8	0	8
Buy		2,436,167	05/2011	JPM	96	0	96
Buy		113,637	05/2011	MSC	3	0	3
Buy		848,000	05/2011	RBS	22	0	22
Buy	MXN	112	07/2011	HSBC	0	0	0
Buy		27,228	02/2012	HSBC	38	0	38
Buy		23,827	02/2012	MSC	36	0	36
Buy	MYR	1,700	08/2011	BCLY	10	0	10
Buy		3,340	08/2011	CITI	18	0	18
Buy		943	08/2011	HSBC	4	0	4
Buy		600	08/2011	JPM	3	0	3
Buy	NOK	21,014	05/2011	BCLY	102	0	102
Buy		1,063	05/2011	RBS	4	0	4
Buy	SGD	4,019	06/2011	BOA	49	0	49
Buy	TWD	75,976	04/2011	BCLY	6	0	6
Sell		75,976	04/2011	BCLY	0	(4)	(4)
Buy		4,433	04/2011	BOA	5	0	5
Sell		4,433	04/2011	BOA	0	0	0
Buy		18,549	04/2011	DUB	10	0	10
Sell		18,549	04/2011	DUB	0	(2)	(2)
Buy		21,145	04/2011	GSC	0	(17)	(17)
Sell		21,145	04/2011	GSC	0	(2)	(2)
Buy		31,849	04/2011	JPM	4	(15)	(11)
Sell		31,849	04/2011	JPM	0	(3)	(3)
Buy		75,976	01/2012	BCLY	6	0	6

					$824	$(1,018)	$(194)

See Accompanying Notes	Annual Report	March 31, 2011	331

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$8,969	$0	$8,969
Corporate Bonds & Notes
Banking & Finance	0	25,844	0	25,844
Industrials	0	10,110	324	10,434
Utilities	0	1,897	0	1,897
Municipal Bonds & Notes
Arizona	0	2,551	0	2,551
California	0	45,018	0	45,018
Colorado	0	7,515	0	7,515
Connecticut	0	1,810	0	1,810
District of Columbia	0	1,100	0	1,100
Florida	0	7,029	0	7,029
Georgia	0	2,425	0	2,425
Hawaii	0	853	0	853
Illinois	0	8,672	0	8,672
Indiana	0	6,578	0	6,578
Iowa	0	1,742	0	1,742
Kansas	0	388	0	388
Maryland	0	943	0	943
Massachusetts	0	9,110	0	9,110
Minnesota	0	3,203	0	3,203
Mississippi	0	1,069	0	1,069
Missouri	0	6,440	0	6,440
Nebraska	0	1,780	0	1,780
Nevada	0	2,205	0	2,205
New Hampshire	0	4,290	0	4,290
New Jersey	0	3,762	0	3,762
New York	0	29,871	0	29,871
North Carolina	0	3,497	0	3,497
Ohio	0	15,554	0	15,554
Oklahoma	0	1,665	0	1,665
Oregon	0	579	0	579
Pennsylvania	0	8,221	0	8,221
Tennessee	0	489	0	489
Texas	0	13,872	0	13,872
Utah	0	691	0	691
Virginia	0	1,169	0	1,169
Washington	0	13,777	0	13,777

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
West Virginia	$0	$136	$0	$136
Wisconsin	0	978	0	978
U.S. Government Agencies	0	6,063	0	6,063
U.S. Treasury Obligations	0	1,413	0	1,413
Mortgage-Backed Securities	0	4,181	0	4,181
Asset-Backed Securities	0	2,927	1,398	4,325
Sovereign Issues	0	13,835	0	13,835
Common Stocks
Financials	18	0	0	18
Convertible Preferred Securities
Banking & Finance	55	0	0	55
Short-Term Instruments
Certificates of Deposit	0	1,281	0	1,281
Repurchase Agreements	0	31,801	0	31,801
U.S. Treasury Bills	0	1,096	0	1,096
Purchased Options
Credit Contracts	0	53	0	53
Interest Rate Contracts	0	1,965	0	1,965
	$73	$320,417	$1,722	$322,212

Short Sales, at value	$0	$(1,405)	$0	$(1,405)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	263	0	263
Foreign Exchange Contracts	0	824	0	824
Interest Rate Contracts	203	1,641	0	1,844
	$203	$2,728	$0	$2,931

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,148)	0	(1,148)
Foreign Exchange Contracts	0	(1,018)	0	(1,018)
Interest Rate Contracts	(513)	(962)	(123)	(1,598)
	$(513)	$(3,128)	$(123)	$(3,764)

Totals	$(237)	$318,612	$1,599	$319,974

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes Industrials	$0	$0	$0	$0	$0	$0	$324	$0	$324	$0
Mortgage-Backed Securities	104	0	0	1	0	9	0	(114)	0	0
Asset-Backed Securities	0	1,400	0	0	0	(2)	0	0	1,398	(2)

	$104	$1,400	$0	$1	$0	$7	$324	$(114)	$1,722	$(2)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(9)	0	0	0	21	(12)	0	0	0	0
Interest Rate Contracts	0	0	(77)	0	0	(46)	0	0	(123)	(46)

	$(9)	$0	$(77)	$0	$21	$(58)	$0	$0	$(123)	$(46)

Totals	$95	$1,400	$(77)	$1	$21	$(51)	$324	$(114)	$1,599	$(48)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

332	PIMCO Funds	Bond Funds	See Accompanying Notes

March 31, 2011

(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$53	$0	$0	$1,965	$2,018
Variation margin receivable (2)	0	0	0	0	85	85
Unrealized appreciation on foreign currency contracts	0	0	0	824	0	824
Unrealized appreciation on swap agreements	0	263	0	0	1,641	1,904

	$0	$316	$0	$824	$3,691	$4,831

Liabilities:
Written options outstanding	$0	$27	$0	$0	$1,000	$1,027
Unrealized depreciation on foreign currency contracts	0	0	0	1,018	0	1,018
Unrealized depreciation on swap agreements	0	1,121	0	0	85	1,206

	$0	$1,148	$0	$1,018	$1,085	$3,251

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(20)	$0	$0	$0	$(20)
Net realized gain on futures contracts, written options and swaps	0	164	0	9	399	572
Net realized (loss) on foreign currency transactions	0	0	0	(285)	0	(285)

	$0	$144	$0	$(276)	$399	$267

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$(72)	$0	$0	$200	$128
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(813)	0	0	883	70
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(205)	0	(205)

	$0	$(885)	$0	$(205)	$1,083	$(7)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(310) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2011	333

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

March 31, 2011

(p)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$343	$(260)	$83
BNP	(158)	0	(158)
BOA	327	(350)	(23)
CITI	(293)	290	(3)
CSFB	48	0	48
DUB	(295)	281	(14)
GSC	508	(520)	(12)
HSBC	537	(570)	(33)
JPM	1,037	(1,100)	(63)
MSC	125	0	125
RBC	3	0	3
RBS	216	0	216
UBS	(298)	290	(8)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

334	PIMCO Funds	Bond Funds	See Accompanying Notes

Notes to Financial Statements

March 31, 2011

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Class A, B, C and R shares (the “Retail Classes”) of 25 funds (the “Funds”) offered by the Trust. Certain detailed financial information for the Institutional, M, P, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  For all Funds except the PIMCO Government Money Market Fund, the Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. The NAV of the PIMCO Government Money Market Fund is valued at 5:30 p.m., Eastern time, on each day that the NYSE and Federal Reserve Bank of New York are open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

The PIMCO Real IncomeTM 2019 Fund and PIMCO Real IncomeTM 2029 Funds’ distribution strategy is designed to provide a monthly distribution adjusted for inflation until each Fund’s final maturity date. Each Fund’s monthly distribution will primarily consist of its net investment income and will likely include principal from the inflation-indexed bonds that have recently matured or proceeds from the sale of securities. A portion of a monthly distribution will likely consist of a return of capital to shareholders. This means that over the life of the Fund you will likely receive a portion of your investment back as part of each monthly distribution. This also means that, the closer a new or subsequent investment is to the maturity date of the Fund, the greater the monthly distribution rate will be for that investment. This is because you will receive a greater portion of that investment back in a monthly distribution due to the shorter time horizon.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not

Annual Report	March 31, 2011	335

Notes to Financial Statements (Cont.)

necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the

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purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

(f) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are

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required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2011 are disclosed in the Notes to the Schedules of Investments.

(h) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(i) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(j) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

(k) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and

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subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into asset, credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of reference assets, so that a Fund can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap package involves transactions in which a Fund acquires a bond position and then enters into an interest rate swap with the bank that sold a Fund the bond. This transforms the fixed coupon of the bond into a LIBOR based floating coupon.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to

Annual Report	March 31, 2011	339

Notes to Financial Statements (Cont.)

the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

340	PIMCO Funds	Bond Funds

March 31, 2011

United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable

ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee				Supervisory and Administrative Fee
Fund Name	All Classes		A, B, C and R Classes		Institutional Class	Class M	Class P	Administrative Class	Class D (1)
PIMCO Developing Local Markets Fund	0.45%		0.55%		0.40%	N/A	0.50%	0.40%	0.80%
PIMCO Diversified Income Fund	0.45%		0.45%		0.30%	N/A	0.40%	0.30%	0.70%
PIMCO Emerging Local Bond Fund	0.45%		0.65%		0.45%	N/A	0.55%	0.45%	0.90%
PIMCO Emerging Markets Bond Fund	0.45%		0.55%		0.38%	N/A	0.48%	0.38%	0.80%
PIMCO Floating Income Fund	0.30%		0.40%		0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Foreign Bond Fund (Unhedged)	0.25%		0.45%	(4)	0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%		0.45%	(4)	0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Global Advantage Strategy Bond Fund	0.40%		0.45%		0.30%	N/A	0.40%	N/A	0.70%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%		0.45%	(4)	0.30%	N/A	0.40%	0.30%	N/A
PIMCO GNMA Fund	0.25%		0.40%		0.25%	N/A	0.35%	N/A	0.65%
PIMCO Government Money Market Fund	0.12%		0.21%		N/A	0.06%	0.16%	N/A	N/A
PIMCO High Yield Fund	0.25%		0.40%		0.30%	N/A	0.40%	0.30%	0.65%
PIMCO High Yield Spectrum Fund	0.30%	(3)	0.40%		0.30%	N/A	0.40%	N/A	0.65%
PIMCO Income Fund	0.25%	(2)	0.40%	(5)	0.20%	N/A	0.30%	0.20%	0.50%
PIMCO Investment Grade Corporate Bond Fund	0.25%		0.40%		0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Long-Term U.S. Government Fund	0.225%		0.40%	(5)	0.25%	N/A	0.35%	0.25%	N/A
PIMCO Low Duration Fund	0.25%		0.35%	(6)	0.21%	N/A	0.31%	0.21%	0.50%
PIMCO Money Market Fund	0.12%		0.35%		0.20%	N/A	N/A	0.20%	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%		0.40%		0.25%	N/A	0.35%	0.25%	0.65%
PIMCO Real IncomeTM 2019 Fund	0.19%		0.35%		0.20%	N/A	0.30%	N/A	0.60%
PIMCO Real IncomeTM 2029 Fund	0.19%		0.35%		0.20%	N/A	0.30%	N/A	0.60%
PIMCO Short-Term Fund	0.25%		0.30%	(7)	0.20%	N/A	0.30%	0.20%	0.50%	(8)

Annual Report	March 31, 2011	341

Notes to Financial Statements (Cont.)

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes	A, B, C and R Classes	Institutional Class	Class M	Class P	Administrative Class	Class D (1)
PIMCO Tax Managed Real Return Fund	0.25%	0.35%	0.20%	N/A	0.30%	N/A	0.60%
PIMCO Unconstrained Bond Fund	0.60%	0.45%	0.30%	N/A	0.40%	N/A	0.70%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%	0.45%	0.30%	N/A	0.40%	N/A	0.70%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	PIMCO has contractually agreed (through July 31, 2011) to waive 0.05% of the Investment Advisory Fee to 0.20%.
(3)	PIMCO has contractually agreed (through September 30, 2012) to waive 0.05% of the Investment Advisory Fee to 0.25%.
(4)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.40% per annum.
(5)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.
(6)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.30% per annum.
(7)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.20% per annum.
(8)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.45% per annum.

(c) Distribution and Servicing Fees  Effective February 14, 2011, PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributors was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributors or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributors distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%
All other Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%
PIMCO Floating Income, PIMCO Low Duration and PIMCO Short-Term Funds	0.30%	0.25%
PIMCO Real IncomeTM 2019 Fund, PIMCO Real IncomeTM 2029 Fund and PIMCO Tax Managed Real Return Funds	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
PIMCO Government Money Market Fund	—	0.25%
All Other Funds	0.25%	0.25%

The Distributors also receive the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2011, the Distributors received $27,197,430 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Government Money Market, PIMCO High Yield Spectrum, PIMCO Real IncomeTM 2019, PIMCO Real IncomeTM 2029, PIMCO Tax Managed Real Return and PIMCO Unconstrained Tax Managed Bond Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Class A	Class C	Class R	Inst’l Class	Class M	Class P	Admin Class	Class D
PIMCO Government Money Market Fund	0.44%	0.44%	—	—	0.19%	0.28%	—	—
PIMCO High Yield Spectrum Fund	0.90%	1.65%	—	0.55%	—	0.65%	—	0.90%
PIMCO Real IncomeTM 2019 Fund	0.79%	1.29%	—	0.39%	—	0.49%	—	0.79%
PIMCO Real IncomeTM 2029 Fund	0.79%	1.29%	—	0.39%	—	0.49%	—	0.79%
PIMCO Tax Managed Real Return Fund	0.85%	1.35%	—	0.45%	—	0.55%	—	0.85%
PIMCO Unconstrained Tax Managed Bond Fund	1.10%	1.85%	—	0.70%	—	—	—	1.10%

342	PIMCO Funds	Bond Funds

March 31, 2011

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2011, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Government Money Market Fund	$57
PIMCO High Yield Spectrum Fund	37
PIMCO Real IncomeTM 2019 Fund	43
PIMCO Real IncomeTM 2029 Fund	41
PIMCO Tax Managed Real Return Fund	41
PIMCO Unconstrained Tax Managed Bond Fund	29

To maintain certain net yields for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Short-Term Funds, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with such Funds (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of a Fund; (ii) second, to the extent necessary, a Fund’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, a Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from a Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield. As of March 31, 2011, the recoverable amount to PIMCO for the PIMCO Government Money Market and PIMCO Money Market Funds was $26,500 and $1,619,873, respectively.

Effective January 1, 2011, each unaffiliated Trustee will receive an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

Prior to January 1, 2011, each unaffiliated Trustee received an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Short-Term Floating NAV Portfolio does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Developing Local Markets Fund	$605,910	$62,148
PIMCO Diversified Income Fund	218,150	244,404
PIMCO Emerging Local Bond Fund	296,364	119,660
PIMCO Emerging Markets Bond Fund	215,390	209,276
PIMCO Floating Income Fund	683,404	51,151
PIMCO Foreign Bond Fund (Unhedged)	75,999	8,249
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	82,633	29,292
PIMCO Global Advantage Strategy Bond Fund	6,164	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	8,571	2,754
PIMCO Government Money Market Fund	902	0
PIMCO High Yield Fund	372,165	259,860
PIMCO High Yield Spectrum Fund	89,561	0
PIMCO Income Fund	589,348	12,094
PIMCO Investment Grade Corporate Bond Fund	168,385	1,142,972
PIMCO Long-Term U.S. Government Fund	0	19,551
PIMCO Low Duration Fund	1,783,445	416,617
PIMCO Mortgage-Backed Securities Fund	447	0
PIMCO Short-Term Fund	926,193	1,318,996
PIMCO Tax Managed Real Return Fund	4,132	1,570
PIMCO Unconstrained Bond Fund	396,361	79,379
PIMCO Unconstrained Tax Managed Bond Fund	10,741	0

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended March 31, 2011 (amounts in thousands):

Fund Name	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
PIMCO Developing Local Markets Fund	$656,773	$3,218,961	$(2,897,300)	$505	$122	$979,061	$2,461
PIMCO Diversified Income Fund	47,302	1,237,543	(1,179,100)	99	1	105,845	243
PIMCO Emerging Local Bond Fund	133,891	3,025,617	(2,976,900)	252	11	182,871	1,917
PIMCO Emerging Markets Bond Fund	185,490	1,542,761	(1,610,000)	94	(1)	118,344	261
PIMCO Floating Income Fund	34,143	1,441,963	(1,237,700)	90	25	238,521	463
PIMCO Foreign Bond Fund (Unhedged)	5,075	2,170,713	(2,144,000)	8	0	31,796	313

Annual Report	March 31, 2011	343

Notes to Financial Statements (Cont.)

Fund Name	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	27,878	2,801,055	(2,792,700)	55	1	36,289	455
PIMCO Global Advantage Strategy Bond Fund	260,101	1,424,091	(1,427,800)	128	9	256,529	791
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	130	228,029	(225,300)	7	0	2,866	29
PIMCO GNMA Fund	60,117	2,183,290	(2,073,640)	139	(1)	169,905	790
PIMCO High Yield Fund	448,982	3,095,931	(2,961,600)	328	56	583,697	1,631
PIMCO High Yield Spectrum Fund	0	392,157	(336,000)	10	0	56,167	57
PIMCO Income Fund	10,035	1,829,416	(1,839,300)	18	(1)	168	116
PIMCO Investment Grade Corporate Bond Fund	224,584	3,508,406	(3,403,300)	64	39	329,793	406
PIMCO Long-Term U.S. Government Fund	175	999,377	(987,200)	7	0	12,359	77
PIMCO Low Duration Fund	5,178,970	11,939,772	(11,597,000)	943	528	5,523,213	14,572
PIMCO Mortgage-Backed Securities Fund	5,208	632,455	(618,200)	65	0	19,528	255
PIMCO Short-Term Fund	1,508,533	10,331,556	(11,067,800)	414	33	772,736	2,956
PIMCO Unconstrained Bond Fund	921,201	13,130,251	(12,527,500)	105	181	1,524,238	3,951
PIMCO Unconstrained Tax Managed Bond Fund	100	0	(100)	0	0	0	0

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Developing Local Markets Fund	$196,721	$250,702	$2,130,797	$1,044,957
PIMCO Diversified Income Fund	1,367,717	1,366,144	3,035,485	1,740,824
PIMCO Emerging Local Bond Fund	6,030	11,441	4,222,051	1,163,658
PIMCO Emerging Markets Bond Fund	2,205,675	2,222,590	1,816,562	969,917
PIMCO Floating Income Fund	242,903	226,572	2,596,147	447,586
PIMCO Foreign Bond Fund (Unhedged)	1,175,909	1,104,202	10,246,703	9,873,532
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	645,936	626,718	7,139,193	6,814,613
PIMCO Global Advantage Strategy Bond Fund	1,863,065	1,803,511	3,263,147	2,355,967
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	255,839	250,228	281,455	345,468
PIMCO GNMA Fund	50,146,361	50,256,881	101,337	153,388
PIMCO High Yield Fund	118,548	119,118	6,643,426	3,320,217
PIMCO High Yield Spectrum Fund	558	0	463,502	24,271
PIMCO Income Fund	6,791,653	5,788,756	5,265,674	332,316
PIMCO Investment Grade Corporate Bond Fund	15,627,884	15,821,781	3,791,093	4,247,451
PIMCO Long-Term U.S. Government Fund	4,403,516	5,094,562	67,482	163,350
PIMCO Low Duration Fund	83,336,018	82,626,274	7,971,579	4,392,242
PIMCO Mortgage-Backed Securities Fund	8,351,613	8,518,001	20,020	35,229
PIMCO Real IncomeTM 2019 Fund	29,966	21,504	0	0
PIMCO Real IncomeTM 2029 Fund	16,592	14,629	0	0
PIMCO Short-Term Fund	14,914,654	15,033,511	9,979,330	6,337,868
PIMCO Tax Managed Real Return Fund	77,006	77,164	32,561	8,881
PIMCO Unconstrained Bond Fund	160,725,842	154,061,114	12,669,417	7,439,486
PIMCO Unconstrained Tax Managed Bond Fund	843,867	834,562	186,447	39,976

344	PIMCO Funds	Bond Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2011	345

Notes to Financial Statements (Cont.)

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Developing Local Markets Fund				PIMCO Diversified Income Fund				PIMCO Emerging Local Bond Fund
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	10,504	$109,389	15,046	$146,296	13,473	$153,555	6,967	$71,417	44,361	$473,178	14,499	$143,304
Class B	0	0	0	0	315	3,586	377	3,738	0	0	0	0
Class C	1,362	14,261	2,869	28,195	5,634	64,308	3,358	34,187	9,980	107,156	2,715	26,882
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	280,156	2,884,899	185,526	1,830,670	166,426	1,895,688	85,223	856,719	492,671	5,192,980	233,749	2,310,933
Issued as reinvestment of distributions
Class A	274	2,845	286	2,773	579	6,588	387	3,950	2,036	21,619	283	2,789
Class B	0	0	0	0	51	583	84	848	0	0	0	0
Class C	47	488	76	730	330	3,753	274	2,783	350	3,718	49	477
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	5,368	55,871	3,696	35,711	13,883	157,822	12,762	129,593	29,461	312,383	8,834	84,676
Cost of shares redeemed
Class A	(11,284)	(116,428)	(12,549)	(118,670)	(7,552)	(85,694)	(3,946)	(39,284)	(14,065)	(148,802)	(2,094)	(20,624)
Class B	0	0	0	0	(1,334)	(15,093)	(891)	(9,129)	0	0	0	0
Class C	(2,989)	(30,850)	(3,169)	(30,212)	(2,668)	(30,388)	(2,024)	(20,283)	(1,548)	(16,383)	(451)	(4,373)
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(135,282)	(1,393,096)	(158,734)	(1,464,022)	(72,676)	(823,694)	(80,823)	(827,300)	(207,480)	(2,206,896)	(170,111)	(1,527,726
Net increase (decrease) resulting from Fund share transactions	148,156	$1,527,379	33,047	$431,471	116,461	$1,331,014	21,748	$207,239	355,766	$3,738,953	87,473	$1,016,338

	PIMCO Global Advantage Strategy Bond Fund				PIMCO Global Bond Fund (U.S. Dollar-Hedged)				PIMCO GNMA Fund
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	3,937	$44,591	7,784	$85,965	2,792	$27,664	1,852	$17,568	27,410	$325,588	30,254	$348,801
Class B	0	0	0	0	19	189	44	416	76	895	668	7,682
Class C	790	8,925	1,777	19,720	621	6,171	524	4,948	8,412	100,094	13,941	161,175
Class R	239	2,693	39	429	0	0	0	0	0	0	0	0
Other Classes	111,834	1,271,834	151,532	1,679,014	6,984	69,109	7,535	71,465	41,610	492,006	47,510	549,065
Issued as reinvestment of distributions
Class A	469	5,193	114	1,272	124	1,222	99	934	2,795	32,138	1,520	17,563
Class B	0	0	0	0	6	61	20	188	91	1,042	119	1,380
Class C	96	1,066	24	274	52	505	73	684	1,219	13,973	690	7,966
Class R	12	128	0	1	0	0	0	0	0	0	0	0
Other Classes	12,925	143,300	2,192	24,569	744	7,320	845	7,949	3,794	43,720	3,134	36,202
Cost of shares redeemed
Class A	(3,662)	(40,821)	(1,113)	(12,337)	(2,190)	(21,619)	(813)	(7,552)	(27,840)	(326,628)	(22,908)	(264,009)
Class B	0	0	0	0	(257)	(2,561)	(193)	(1,829)	(1,724)	(20,364)	(1,233)	(14,296)
Class C	(710)	(7,986)	(89)	(991)	(553)	(5,468)	(386)	(3,581)	(11,102)	(129,075)	(6,198)	(71,689)
Class R	(37)	(419)	(2)	(22)	0	0	0	0	0	0	0	0
Other Classes	(41,222)	(462,560)	(3,900)	(43,224)	(13,271)	(130,361)	(3,980)	(36,789)	(45,128)	(528,151)	(43,838)	(506,794)
Net increase (decrease) resulting from Fund share transactions	84,671	$965,944	158,358	$1,754,670	(4,929)	$(47,768)	5,620	$54,401	(387)	$5,238	23,659	$273,046

346	PIMCO Funds	Bond Funds

March 31, 2011

PIMCO Emerging Markets Bond Fund				PIMCO Floating Income Fund				PIMCO Foreign Bond Fund (Unhedged)				PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

26,893	$298,684	18,041	$181,120	21,676	$195,889	8,925	$76,289	17,229	$184,549	18,368	$180,566	17,470	$185,089	9,262	$92,869
179	1,984	581	5,763	0	0	0	0	0	0	0	0	40	433	70	705
7,419	82,573	5,399	54,285	11,888	107,837	4,223	35,910	2,622	28,152	3,748	37,455	1,360	14,435	1,479	14,915
0	0	0	0	0	0	0	0	0	0	0	0	787	8,350	746	7,490
182,132	2,023,694	107,170	1,062,548	271,528	2,437,540	19,720	169,882	152,775	1,651,505	143,098	1,396,935	139,526	1,473,957	88,634	883,136

1,568	17,325	1,159	11,576	491	4,418	353	2,974	1,503	15,874	568	5,496	1,063	11,128	1,232	12,311
90	996	165	1,633	0	0	0	0	0	0	0	0	16	163	59	595
425	4,684	361	3,603	234	2,111	183	1,538	292	3,082	120	1,150	138	1,447	223	2,229
0	0	0	0	0	0	0	0	0	0	0	0	50	527	55	545
8,503	93,931	8,971	88,798	5,877	53,056	3,311	27,160	12,821	135,474	5,429	52,113	8,830	92,567	12,485	124,492

(17,580)	(194,511)	(11,689)	(114,905)	(9,201)	(82,670)	(4,130)	(34,481)	(13,170)	(139,325)	(11,090)	(106,333)	(10,398)	(110,181)	(10,198)	(98,885)
(1,902)	(20,899)	(1,325)	(13,410)	0	0	0	0	0	0	0	0	(614)	(6,502)	(567)	(5,656)
(4,109)	(45,250)	(1,911)	(19,137)	(2,854)	(25,638)	(1,846)	(15,571)	(2,957)	(30,929)	(2,286)	(22,122)	(1,792)	(18,902)	(1,187)	(11,753)
0	0	0	0	0	0	0	0	0	0	0	0	(373)	(3,956)	(625)	(6,070)
(144,446)	(1,602,573)	(125,457)	(1,226,911)	(39,399)	(354,702)	(68,002)	(561,729)	(109,167)	(1,145,869)	(151,847)	(1,409,638)	(98,596)	(1,043,323)	(145,870)	(1,413,470)
59,172	$660,638	1,465	$34,963	260,240	$2,337,841	(37,263)	$(298,028)	61,948	$702,513	6,108	$135,622	57,507	$605,232	(44,202)	$(396,547)

PIMCO Government Money Market Fund				PIMCO High Yield Fund				PIMCO High Yield Spectrum Fund		PIMCO Income Fund
Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Period from 09/15/2010 to 03/31/2011		Year Ended 03/31/2011		Year Ended 03/31/2010
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,627	$5,627	1,085	$1,085	68,179	$628,192	56,457	$465,641	202	$2,116	35,090	$389,272	2,785	$27,324
0	0	0	0	600	5,563	1,890	14,794	0	0	0	0	0	0
2,528	2,528	611	611	21,073	194,448	16,048	131,262	265	2,702	14,270	157,988	3,084	30,216
0	0	0	0	2,971	27,444	1,966	16,242	0	0	67	753	4	39
655,091	655,091	138,563	138,564	690,937	6,373,340	396,811	3,234,425	46,823	486,939	340,845	3,744,267	9,098	89,155

0	0	0	0	6,393	58,895	6,194	51,445	1	13	685	7,615	84	814
0	0	0	0	462	4,238	877	7,241	0	0	0	0	0	0
0	0	0	0	2,346	21,612	2,555	21,198	5	51	285	3,175	40	394
0	0	0	0	286	2,640	222	1,855	0	0	1	14	0	2
50	50	82	82	52,158	481,394	51,311	422,510	659	6,894	13,622	151,410	2,615	25,203

(3,259)	(3,259)	(885)	(885)	(53,937)	(496,211)	(43,289)	(354,892)	(116)	(1,223)	(7,961)	(88,447)	(936)	(8,928)
0	0	0	0	(9,331)	(85,555)	(7,802)	(65,466)	0	0	0	0	0	0
(1,426)	(1,427)	(269)	(269)	(15,794)	(145,344)	(11,641)	(97,320)	(10)	(107)	(1,869)	(20,620)	(373)	(3,582)
0	0	0	0	(1,415)	(13,094)	(1,006)	(8,426)	0	0	(8)	(92)	0	(2)
(98,105)	(98,105)	(83,749)	(83,749)	(379,433)	(3,487,685)	(518,500)	(4,128,427)	(1,415)	(14,704)	(49,089)	(545,115)	(1,831)	(17,297)
560,506	$560,505	55,438	$55,439	385,495	$3,569,877	(47,907)	$(287,918)	46,414	$482,681	345,938	$3,800,220	14,570	$143,338

Annual Report	March 31, 2011	347

Notes to Financial Statements (Cont.)

	PIMCO Investment Grade Corporate Bond Fund				PIMCO Long-Term U.S. Government Fund				PIMCO Low Duration Fund
	Year Ended 03/ 31/ 2011		Year Ended 03/ 31/ 2010		Year Ended 03/ 31/ 2011		Year Ended 03/ 31/ 2010		Year Ended 03/ 31/ 2011		Year Ended 03/ 31/ 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	42,469	$475,858	50,248	$533,726	12,828	$146,828	8,982	$100,682	206,880	$2,172,427	242,713	$2,471,413
Class B	0	0	0	0	64	736	113	1,269	494	5,164	457	4,648
Class C	20,147	226,909	22,280	237,788	2,044	23,816	1,257	14,106	39,957	419,270	50,877	518,348
Class R	0	0	0	0	0	0	0	0	8,456	88,609	4,356	44,525
Other Classes	198,135	2,219,010	347,596	3,630,981	54,851	614,109	96,202	1,083,977	1,064,635	11,169,988	980,309	9,967,527
Issued as reinvestment of distributions
Class A	8,100	86,317	3,103	33,969	2,077	22,309	1,292	14,375	10,190	106,265	4,580	46,306
Class B	0	0	0	0	79	843	109	1,220	104	1,081	152	1,520
Class C	3,898	41,407	1,327	14,560	296	3,171	197	2,191	2,154	22,445	756	7,644
Class R	0	0	0	0	0	0	0	0	247	2,574	69	690
Other Classes	55,315	591,108	40,263	439,539	7,355	79,508	9,122	101,512	55,713	581,362	28,737	290,465
Cost of shares redeemed
Class A	(37,282)	(410,069)	(36,770)	(392,408)	(12,705)	(142,090)	(11,319)	(124,909)	(181,959)	(1,908,422)	(128,435)	(1,293,147)
Class B	0	0	0	0	(967)	(10,947)	(993)	(11,116)	(5,374)	(56,500)	(4,168)	(42,143)
Class C	(13,891)	(152,360)	(4,870)	(53,419)	(1,897)	(21,039)	(2,135)	(23,894)	(25,089)	(262,977)	(10,594)	(107,139)
Class R	0	0	0	0	0	0	0	0	(3,244)	(34,057)	(3,011)	(30,759)
Other Classes	(276,253)	(3,070,792)	(267,320)	(2,924,832)	(125,445)	(1,414,799)	(45,680)	(511,997)	(925,047)	(9,696,970)	(442,726)	(4,494,062)
Net increase (decrease) resulting from Fund share transactions	638	$7,388	155,857	$1,519,904	(61,420)	$(697,555)	57,147	$647,416	248,117	$2,610,259	724,072	$7,385,836

	PIMCO Money Market Fund				PIMCO Mortgage-Backed Securities Fund				PIMCO Real Income™ 2019 Fund
	Year Ended 03/ 31/ 2011		Year Ended 03/ 31/ 2010		Year Ended 03/ 31/ 2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Period from 10/30/2009 to 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	281,325	$281,325	180,581	$180,581	3,333	$36,469	12,350	$130,026	523	$4,931	190	$1,884
Class B	7,670	7,670	7,553	7,553	17	182	166	1,747	0	0	0	0
Class C	156,458	156,458	49,256	49,256	501	5,473	3,175	33,484	249	2,382	118	1,150
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	1,221,425	1,221,425	234,861	234,861	16,975	185,289	30,575	320,968	591	5,592	363	3,624
Issued as reinvestment of distributions
Class A	101	101	118	118	577	6,194	609	6,434	31	295	3	30
Class B	10	10	37	37	22	237	58	609	0	0	0	0
Class C	44	44	71	71	140	1,498	229	2,413	5	46	0	2
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	203	203	245	246	2,402	25,823	4,873	51,407	49	476	14	135
Cost of shares redeemed
Class A	(247,276)	(247,276)	(221,964)	(221,964)	(6,425)	(69,693)	(9,841)	(104,285)	(74)	(692)	0	0
Class B	(28,856)	(28,856)	(47,000)	(47,000)	(597)	(6,526)	(387)	(4,114)	0	0	0	0
Class C	(124,142)	(124,142)	(112,690)	(112,690)	(2,365)	(25,678)	(2,310)	(24,667)	(72)	(670)	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(1,112,527)	(1,112,527)	(285,655)	(285,655)	(26,293)	(286,055)	(74,268)	(786,554)	(138)	(1,301)	(3)	(34)
Net increase (decrease) resulting from Fund share transactions	154,435	$154,435	(194,587)	$(194,586)	(11,713)	$(126,787)	(34,771)	$(372,532)	1,164	$11,059	685	$6,791

348	PIMCO Funds	Bond Funds

March 31, 2011

	PIMCO Real Income™ 2029 Fund				PIMCO Short-Term Fund				PIMCO Tax Managed Real Return Fund
	Year Ended 03/ 31/ 2011		Period from 10/30/2009 to 03/31/2010		Year Ended 03/ 31/ 2011		Year Ended 03/ 31/ 2010		Year Ended 03/ 31/ 2011		Period from 10/30/2009 to 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	68	$695	17	$170	89,956	$889,303	190,556	$1,858,159	244	$2,513	34	$345
Class B	0	0	0	0	118	1,160	400	3,865	0	0	0	0
Class C	52	522	4	41	11,403	112,688	22,677	220,939	51	528	26	268
Class R	0	0	0	0	604	5,976	754	7,396	0	0	0	0
Other Classes	295	2,965	396	3,955	941,533	9,309,520	998,981	9,752,651	3,471	35,694	1,302	13,291
Issued as reinvestment of distributions
Class A	1	12	0	2	1,495	14,764	1,317	12,873	2	18	0	0
Class B	0	0	0	0	1	13	6	60	0	0	0	0
Class C	0	3	0	0	194	1,919	194	1,887	1	6	0	0
Class R	0	0	0	0	6	54	4	35	0	0	0	0
Other Classes	27	271	8	77	13,402	132,416	11,648	113,580	55	574	5	47
Cost of shares redeemed
Class A	(21)	(214)	0	0	(115,885)	(1,145,951)	(74,443)	(728,015)	(43)	(440)	(1)	(10)
Class B	0	0	0	0	(350)	(3,464)	(792)	(7,723)	0	0	0	0
Class C	(48)	(488)	0	0	(13,562)	(134,125)	(5,956)	(58,177)	(19)	(193)	(1)	(7)
Class R	0	0	0	0	(433)	(4,277)	(254)	(2,490)	0	0	0	0
Other Classes	(121)	(1,210)	(4)	(30)	(892,717)	(8,827,242)	(474,747)	(4,645,942)	(1,252)	(12,876)	(72)	(741)
Net increase resulting from Fund share transactions	253	$2,556	421	$4,215	35,765	$352,754	670,345	$6,529,098	2,510	$25,824	1,293	$13,193

	PIMCO Unconstrained Bond Fund				PIMCO Unconstrained Tax Managed Bond Fund
	Year Ended 03/ 31/ 2011		Year Ended 03/ 31/ 2010		Year Ended 03/ 31/ 2011		Year Ended 03/ 31/ 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	201,599	$2,248,902	101,765	$1,104,897	7,165	$75,001	2,761	$28,511
Class B	0	0	0	0	0	0	0	0
Class C	83,661	933,215	41,717	454,074	2,011	21,013	934	9,657
Class R	3,976	44,223	563	6,070	0	0	0	0
Other Classes	1,031,497	11,512,512	309,662	3,354,339	18,802	196,519	10,384	107,059
Issued as reinvestment of distributions
Class A	3,321	37,075	2,328	25,224	35	363	16	166
Class B	0	0	0	0	0	0	0	0
Class C	745	8,306	668	7,234	3	30	3	28
Class R	18	196	8	90	0	0	0	0
Other Classes	17,266	192,798	9,276	100,503	137	1,426	90	931
Cost of shares redeemed
Class A	(70,874)	(790,858)	(18,939)	(204,881)	(1,775)	(18,543)	(275)	(2,843)
Class B	0	0	0	0	0	0	0	0
Class C	(15,863)	(176,937)	(2,390)	(25,985)	(386)	(4,027)	(13)	(128)
Class R	(1,057)	(11,840)	(1,098)	(11,920)	0	0	0	0
Other Classes	(320,413)	(3,571,831)	(42,272)	(458,349)	(9,699)	(101,402)	(1,443)	(14,851)
Net increase resulting from Fund share transactions	933,876	$10,425,761	401,288	$4,351,296	16,293	$170,380	12,457	$128,530

Annual Report	March 31, 2011	349

Notes to Financial Statements (Cont.)

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax position for all open tax years, and concluded that the adoptions had no effect on the Funds’ financial position or results of operations. As of March 31, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
Developing Local Markets Fund	$0	$37,851	$0	$81,268	$(36,710)	$(618,186)	$0
Diversified Income Fund	0	14,354	9,374	186,608	(40,688)	0	0
Emerging Local Bond Fund	0	106,394	0	372,010	(232,645)	(40,365)	(10,487)
Emerging Markets Bond Fund	0	12,202	0	227,171	(23,846)	(67,550)	0
Floating Income Fund	0	15,773	0	52,507	(20,999)	(341,345)	(4,124)
Foreign Bond Fund (Unhedged)	0	18,248	0	28,345	(56,485)	(49,035)	(46,882)
Foreign Bond Fund (U.S. Dollar-Hedged)	0	0	0	95,803	(87,804)	0	(82,120)
Global Advantage Strategy Bond Fund	0	10,141	0	50,292	(39,231)	0	(673)
Global Bond Fund (U.S. Dollar-Hedged)	0	41	0	4,575	(3,599)	0	(6,685)
GNMA Fund	0	4,093	0	8,191	(319)	0	(936)
Government Money Market Fund	0	10	0	0	(9)	0	0
High Yield Fund	0	37,008	0	871,666	(121,068)	(586,040)	(1,225)
High Yield Spectrum Fund	0	911	0	9,385	(3,346)	0	0
Income Fund	0	43,592	2,899	174,132	(38,379)	0	0
Investment Grade Corporate Bond Fund	0	0	52,040	374,490	(33,804)	0	0
Long-Term U.S. Government Fund	0	700	0	(36,287)	(376)	0	(22,236)
Low Duration Fund	0	101,509	230	395,121	(81,259)	0	(139,172)
Money Market Fund	0	5	0	0	(2)	0	0
Mortgage-Backed Securities Fund	0	1,724	0	2,256	(148)	0	(3,193)
Real Income 2019 Fund	0	0	0	441	(48)	0	0
Real Income 2029 Fund	0	0	0	212	(3)	0	0
Short-Term Fund	0	23,274	21,621	26,266	(15,939)	0	0
Tax Managed Real Return Fund	0	2	0	495	(1)	0	(27)
Unconstrained Bond Fund	0	56,215	0	449,780	(114,672)	(72,370)	(71,953)
Unconstrained Tax Managed Bond Fund	579	214	0	4,388	(961)	(977)	(572)

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through March 31, 2011 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

350	PIMCO Funds	Bond Funds

March 31, 2011

As of March 31, 2011, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (5)
	2012	2013	2014	2015	2016	2017	2018	2019
Developing Local Markets Fund	$0	$0	$0	$0	$0	$249,576	$368,610	$0
Emerging Local Bond Fund	0	0	0	0	0	20,468	19,897	0
Emerging Markets Bond Fund	0	0	0	0	0	0	67,550	0
Floating Income Fund	0	0	0	0	0	299,522	41,823	0
Foreign Bond Fund (Unhedged)	0	0	0	0	0	0	49,035	0
High Yield Fund	0	0	0	0	0	125,258	460,782	0
Unconstrained Bond Fund	0	0	0	0	0	0	0	72,370
Unconstrained Tax Managed Bond Fund	0	0	0	0	0	0	0	977

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
Developing Local Markets Fund	$4,411,575	$64,944	$(17,697)	$47,247
Diversified Income Fund	4,059,377	213,351	(41,343)	172,008
Emerging Local Bond Fund	6,488,802	361,292	(25,499)	335,793
Emerging Markets Bond Fund	3,397,439	221,382	(13,110)	208,272
Floating Income Fund	2,975,409	71,521	(30,362)	41,159
Foreign Bond Fund (Unhedged)	3,056,739	91,778	(74,646)	17,132
Foreign Bond Fund (U.S. Dollar-Hedged)	2,962,035	138,486	(46,227)	92,259
Global Advantage Strategy Bond Fund	2,744,228	66,497	(18,811)	47,686
Global Bond Fund (U.S. Dollar-Hedged)	184,549	8,651	(4,007)	4,644
GNMA Fund	2,266,318	16,394	(9,832)	6,562
Government Money Market Fund	671,861	0	0	0
High Yield Fund	11,601,559	964,000	(154,208)	809,972
High Yield Spectrum Fund	495,544	10,238	(1,041)	9,197
Income Fund	6,278,990	219,002	(48,973)	170,029
Investment Grade Corporate Bond Fund	5,555,177	354,446	(24,615)	329,831
Long-Term U.S. Government Fund	1,006,953	21,103	(57,304)	(36,201)
Low Duration Fund	22,027,187	509,554	(173,550)	336,004
Money Market Fund	613,178	0	0	0
Mortgage-Backed Securities Fund	719,576	12,096	(12,498)	(402)
Real Income 2019 Fund	16,711	458	(16)	442
Real Income 2029 Fund	6,571	215	(4)	211
Short-Term Fund	13,897,966	116,106	(79,009)	37,097
Tax Managed Real Return Fund	39,473	240	(455)	(215)
Unconstrained Bond Fund	19,275,357	426,749	(57,947)	368,802
Unconstrained Tax Managed Bond Fund	318,927	4,921	(1,636)	3,285

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, interest only basis adjustments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

Annual Report	March 31, 2011	351

Notes to Financial Statements (Cont.)

March 31, 2011

For the fiscal years ended March 31, 2011 and March 31, 2010, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2011				March 31, 2010
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
Developing Local Markets Fund	$0	$66,229	$0	$0	$0	$28,049	$0	$16,913
Diversified Income Fund	0	188,510	424	0	0	150,466	0	1,883
Emerging Local Bond Fund	0	398,177	0	0	0	97,450	0	0
Emerging Markets Bond Fund	0	163,319	0	0	0	28,442	0	122,276
Floating Income Fund	0	63,303	0	0	0	35,637	0	0
Foreign Bond Fund (Unhedged)	0	185,795	0	0	0	69,122	0	0
Foreign Bond Fund (U.S. Dollar-Hedged)	0	114,909	20,155	0	0	165,125	15,501	0
Global Advantage Strategy Bond Fund	0	148,019	5,008	0	0	26,649	109	0
Global Bond Fund (U.S. Dollar-Hedged)	0	7,912	3,336	0	0	12,297	0	0
GNMA Fund	0	100,284	6,999	0	0	74,824	240	0
Government Money Market Fund	0	60	0	0	0	112	0	0
High Yield Fund	0	722,266	0	0	0	641,044	0	0
High Yield Spectrum Fund	0	7,044	0	0	N/A	N/A	N/A	N/A
Income Fund	0	171,983	4,001	0	0	28,774	0	0
Investment Grade Corporate Bond Fund	0	590,767	281,536	0	0	518,252	38,420	0
Long-Term U.S. Government Fund	0	105,898	13,447	0	0	103,831	23,829	0
Low Duration Fund	0	762,446	64,500	0	0	393,270	1,624	0
Money Market Fund	0	399	0	0	0	471	0	4
Mortgage-Backed Securities Fund	0	39,375	0	0	0	66,923	2,437	0
Real Income 2019 Fund	0	272	29	966	0	50	0	136
Real Income 2029 Fund	0	187	36	101	0	45	0	36
Short-Term Fund	0	137,307	27,071	0	0	114,959	24,902	0
Tax Managed Real Return Fund	463	147	5	0	49	1	0	0
Unconstrained Bond Fund	0	268,701	4,005	0	0	146,728	6,024	0
Unconstrained Tax Managed Bond Fund	1,126	1,589	0	0	484	781	1	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14.  SUBSEQUENT EVENTS

Effective May 1, 2011, the Supervisory and Administrative Fee was reduced on certain Funds. Please reference the Supervisory and Administrative Fee table in Note 8(b) for additional information.

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

352	PIMCO Funds	Bond Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Class A, Class B, Class C and Class R Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Class A, Class B, Class C and Class R shares present fairly, in all material respects, the financial position of PIMCO Developing Local Markets Fund, PIMCO Diversified Income Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Floating Income Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage Strategy Bond Fund, PIMCO Global Bond Fund (U.S. Dollar-Hedged), PIMCO GNMA Fund, PIMCO Government Money Market Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Investment Grade Corporate Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Low Duration Fund, PIMCO Money Market Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Real Income™ 2019 Fund, PIMCO Real Income™ 2029 Fund, PIMCO Short-Term Fund, PIMCO Tax Managed Real Return Fund, PIMCO Unconstrained Bond Fund and PIMCO Unconstrained Tax Managed Bond Fund (twenty-five series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2011, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, the cash flows for PIMCO Income Fund for the year then ended and the financial highlights of the Funds for the Class A, Class B, Class C and Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 20, 2011

Annual Report	March 31, 2011	353

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BNP	BNP Paribas Bank	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CITI	Citigroup, Inc.	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MSC	Morgan Stanley	WAC	Wachovia Bank N.A.
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
COP	Colombian Peso	KRW	South Korean Won	THB	Thai Baht
CZK	Czech Koruna	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EGP	Egyptian Pound	NOK	Norwegian Krone	USD	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	UYU	Uruguayan Peso
GBP	British Pound	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
ICE	IntercontinentalExchange®

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CVICSTR3	Dow Jones-UBS Customized Post Roll Index	EAFE	Europe, Australasia, and Far East Stock Index
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	ENHGD84T	Dow Jones-AIG E84 Total Return
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	eRAFI	enhanced Research Affiliates Fundamental Index
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	eRAFI EM	eRAFI Emerging Markets Index
BXCS1469	Commodity Strategy 1469 Copper 3 Month Deferred Total Return	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	LPP2TR	Pure Beta Plus II Total Return Index Value
CDX.HY	Credit Derivatives Index - High Yield	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CMBX	Commercial Mortgage-Backed Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CPI	Consumer Price Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FHLMC	Federal Home Loan Mortgage Corp.	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	FNMA	Federal National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	GNMA	Government National Mortgage Association	Radian	Radian Guaranty, Inc.
CR	Custodial Receipts	GTD	Guaranteed	VA	Department of Veterans Affairs
FDIC	Federal Deposit Insurance Corp.	IBC	Insured Bond Certificate
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	NCUA	National Credit Union Administration
AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
ALT	Alternate Loan Trust	KLIBOR	Kuala Lumpur Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	WIBOR	Warsaw Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	M-S-R	Mechanical Systems Review	WTI	West Texas Intermediate

354	PIMCO Funds	Bond Funds

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2011) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2011 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Developing Local Markets Fund	0.00%	0.00%	$7,945	$0
Diversified Income Fund	0.00%	0.00%	82,617	0
Emerging Local Bond Fund	0.00%	0.00%	6,079	0
Emerging Markets Bond Fund	0.00%	0.00%	17,715	0
Floating Income Fund	0.00%	0.00%	32,820	0
Foreign Bond Fund (Unhedged)	0.03%	0.03%	18,765	0
Foreign Bond Fund (U.S. Dollar-Hedged)	0.04%	0.04%	26,274	6,554
Global Advantage Strategy Bond Fund	0.00%	0.00%	17,601	30,563
Global Bond Fund (U.S. Dollar-Hedged)	0.12%	0.12%	2,192	1,231
GNMA Fund	0.00%	0.00%	26,375	66,964
Government Money Market Fund	0.00%	0.00%	60	0
High Yield Fund	0.87%	0.87%	527,317	0
Income Fund	0.29%	0.29%	116,750	20,403
Investment Grade Corporate Bond Fund	0.18%	0.18%	215,710	294,574
Long-Term U.S. Government Fund	0.00%	0.00%	36,034	64,675
Low Duration Fund	0.84%	0.84%	310,172	309,553
Money Market Fund	0.00%	0.00%	400	0
Mortgage-Backed Securities Fund	0.00%	0.00%	17,105	14,096
Real Income 2019 Fund	0.00%	0.00%	155	0
Real Income 2029 Fund	0.00%	0.00%	124	0
Short-Term Fund	0.35%	0.35%	70,120	21,301
Tax Managed Real Return Fund	0.00%	0.00%	0	139
Unconstrained Bond Fund	0.94%	0.94%	223,906	9,619
Unconstrained Tax Managed Bond Fund	2.45%	2.45%	1,003	155
High Yield Spectrum Fund	0.14%	0.14%	4,494	129

Exempt Interest Dividends.  For the benefit of shareholders of the Tax Managed Real Return Fund and the Unconstrained Tax Managed Bond Fund, this is to inform you that for the fiscal year ended March 31, 2011, 98.55% and 45.76%, respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt-interest dividends. For the fiscal year ended March 31, 2010, 98.04% and 47.46%, respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2012, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2011.

Annual Report	March 31, 2011	355

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	145	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

356	PIMCO Funds	Bond Funds

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Annual Report	March 31, 2011	357

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

358	PIMCO Funds	Bond Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3006AR_033111

Your Global Investment Authority

Annual Report

March 31, 2011

PIMCO Real Return Fund

Share Classes

■	A
■	B
■	C
■	R

Chairman’s Letter

Dear Shareholder:

Over the past twelve months we witnessed a number of extraordinary events that have had significant repercussions for the financial markets and the world’s general well-being. Particularly, the ongoing social unrest throughout the Middle East/North Africa and the after effects of the devastating earthquake and tsunami in Japan continue to weigh on markets globally. Rising commodities prices, namely food and oil, along with unsettled markets in general, also present investors with heightened allocation challenges.

In addition, outside of the reporting period on April 18, 2011, Standard & Poor’s (an independent credit rating agency) reaffirmed its AAA-credit rating of the U.S., but placed a “negative outlook” on U.S. sovereign debt due to concerns over the growing deficit and increasing government indebtedness. This serves as an important warning that the U.S. government must work towards a credible medium-term fiscal package – as well as long-term debt reduction efforts. It also is a reminder that the sovereign credit quality of a growing number of developed economies continues to deteriorate, which could have a significant impact on the global economy and financial markets.

PIMCO is keenly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant is crucial to successful investing while searching for attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

Yields across the U.S. Treasury yield curve declined as capital moved back into U.S. Treasuries towards the latter part of the reporting period due to global concerns over the turmoil in the Middle East/North Africa and the lingering effects on global financial markets from the earthquake and tsunami in Japan. Investors focused more intently on the growing U.S. deficit and deteriorating U.S. government balance sheet. The Federal Reserve maintained its stance on low short-term interest rates as well as its commitment to previously announced Quantitative Easing II polices despite signs of improved economic activity. The benchmark ten-year U.S. Treasury note yielded 3.47% at the end of the reporting period, or 0.36% lower than on March 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.12% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 7.91% during the reporting period, as represented by the Barclays Capital U.S. TIPS Index. TIPS produced strong returns as real yields rallied due to slowing real growth, a broad market flight-to-quality and expectations of higher upcoming inflation. In addition, inflation accruals were modestly positive amid rising commodities prices. TIPS outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher.

■

Agency mortgage-backed securities (“MBS”) performed better than comparable U.S. Treasury securities, and were supported by higher mortgage rates and benign prepayment reports. Non-Agency MBS also performed well as new supply continued to remain exceptionally low, and as demand from the U.S. government’s Public-Private Investment Program and other investors seeking higher yield caused prices to increase. In the asset-backed securities (“ABS”) market, the U.S. government’s Term Asset-Backed Securities Loan Facility (“TALF”) appeared a success in restarting the consumer

2	PIMCO Funds	PIMCO Real Return Fund

ABS market, providing more attractive funding costs and helping induce investor demand for high-quality consumer ABS.

■

Corporate bonds, particularly high-yield bonds, were among the best performing fixed income asset classes during the reporting period. Lending standards and liquidity conditions continued to improve, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Continued improvement in U.S. and global growth prospects helped many of the largest corporations strengthen their balance sheets. Investors favored the corporate bond sector over U.S. Treasury securities due to improving corporate fundamentals and heightened investor concerns over a deteriorating U.S. government balance sheet.

■

The municipal bond market in general was affected by a number of issues during the reporting period, namely negative headlines relating to the potential for greater default risk and significant new issue supply during the fourth quarter due to the winding down of the Build American Bond Program at the end of 2010. The Barclays Capital Municipal Bond Index returned 1.63% for the reporting period as compared to a return of 4.53% for the Barclays Capital U.S. Treasury Index.

■

Increased global concerns related to sovereign credit worthiness of countries in the European periphery, the unrest in the Middle East/North Africa, and the Japanese earthquake created volatility in global markets, which affected emerging markets (“EM”) spreads and yields. Nonetheless, given the stronger growth outlook for EM economies and continued interest from investors in EM strategies, EM U.S. dollar and local currency denominated debt posted strong positive returns for the reporting period.

■

Despite a volatile period global equities generally posted positive returns for the reporting period as investors looked for returns from higher risk asset classes. U.S. equities, as measured by the S&P 500 Index, returned 15.65% and international equities, as represented by the MSCI World Index, returned 13.45% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments or our investment manager’s website at www.pimco.com.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds May 18, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	3

Important Information About the PIMCO Real Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of those risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations; these risks may be enhanced in emerging markets. High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The inception date on the Fund’s performance page is the inception date of the Class A, Class B and Class C shares. Class R shares were first offered in 12/02. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a Contingent Deferred Sales Charge (“CDSC”), which declines from 5% in the first year to 0% after the sixth year. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The Cumulative Returns chart assumes the initial investment of $10,000 was made at the end of the month that the Class A, Class B, and Class C of the fund commenced operations. The chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the period shown in the most recent Cumulative Returns chart. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund. The Fund measures its performance against the Barclays Capital U.S. TIPS Index. The index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities (“TIPS”) rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in the index. The Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

4	PIMCO Funds	PIMCO Real Return Fund

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 426-0107, on the PIMCO Investments LLC website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (800) 426-0107 and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2010 to March 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2011	5

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2011

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Class A	7.99%	6.44%	6.76%	7.02%
PIMCO Real Return Fund Class A (adjusted)	3.94%	5.79%	6.43%	6.79%
PIMCO Real Return Fund Class B	7.19%	5.65%	6.20%	6.63%
PIMCO Real Return Fund Class B (adjusted)	2.19%	5.32%	6.20%	6.63%
PIMCO Real Return Fund Class C	7.46%	5.91%	6.23%	6.49%
PIMCO Real Return Fund Class C (adjusted)	6.46%	5.91%	6.23%	6.49%
PIMCO Real Return Fund Class R	7.72%	6.17%	6.49%	6.74%
Barclays Capital U.S. TIPS Index	7.91%	6.25%	6.74%	6.63%	*
Lipper Treasury Inflation-Protected Securities Funds Average	7.21%	5.16%	6.15%	6.27%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5% CDSC on Class B shares and 1% CDSC on Class C shares. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.93% for Class A shares, 1.68% for Class B shares, 1.43% for Class C shares, and 1.18% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,006.75	$1,002.99	$1,004.25	$1,005.50	$1,020.39	$1,016.65	$1,017.90	$1,019.15
Expenses Paid During Period†	$4.55	$8.29	$7.05	$5.80	$4.58	$8.35	$7.09	$5.84

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.91% for Class A, 1.66% for Class B, 1.41% for Class C, and 1.16% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class B, Class C, and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.30, $8.04, $6.80 and $5.55 for Class A, Class B, Class C and Class R shares, respectively, based on upon the Fund’s actual performance, and $4.33, $8.10, $6.84 and $5.59 for Class A, Class B, Class C and Class R shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

6	PIMCO Funds	PIMCO Real Return Fund

Class A - PRTNX	Class B - PRRBX
Class C - PRTCX	Class R - PRRRX

Allocation Breakdown‡

U.S. Treasury Obligations	74.8%
Corporate Bonds & Notes	11.8%
Mortgage-Backed Securities	3.5%
Sovereign Issues	3.5%
Short-Term Instruments	2.1%
Other	4.3%

‡	% of Total Investments as of 03/31/11

Portfolio Insights

»

The PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An emphasis on nominal duration (or sensitivity to changes in market interest rates) relative to U.S. Treasury Inflation-Protected Securities (“TIPS”) duration detracted from returns as breakeven inflation levels widened.

»	Exposure to Australian real duration contributed to performance as the ten-year Australian real yield declined.

»	A front-end focus on the U.S. Treasury yield curve benefited performance as short-term interest rates decreased.

»	Exposure to a basket of currencies, including select emerging markets currencies and the Australian dollar, added to returns as these currencies appreciated versus the U.S. dollar.

»	Exposure to corporate securities benefited performance as corporate spreads over U.S. Treasuries decreased.

Annual Report	March 31, 2011	7

Benchmark Descriptions

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment—grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Treasury Index	The Barclays Capital U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

8	PIMCO Funds	PIMCO Real Return Fund

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2011	9

Financial Highlights PIMCO Real Return Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class A
03/31/2011	$10.87	$0.23	$0.63	$0.86	$(0.24)	$0.00	$0.00
03/31/2010	10.00	0.37	0.91	1.28	(0.41)	0.00	0.00
03/31/2009	11.45	0.23	(0.99)	(0.76)	(0.30)	(0.39)	0.00
03/31/2008	10.89	0.58	0.90	1.48	(0.55)	(0.37)	0.00
03/31/2007	10.82	0.34	0.15	0.49	(0.33)	(0.08)	(0.01)
Class B
03/31/2011	10.87	0.15	0.63	0.78	(0.16)	0.00	0.00
03/31/2010	10.00	0.31	0.90	1.21	(0.34)	0.00	0.00
03/31/2009	11.45	0.19	(1.03)	(0.84)	(0.22)	(0.39)	0.00
03/31/2008	10.89	0.51	0.88	1.39	(0.46)	(0.37)	0.00
03/31/2007	10.82	0.27	0.14	0.41	(0.25)	(0.08)	(0.01)
Class C
03/31/2011	10.87	0.18	0.63	0.81	(0.19)	0.00	0.00
03/31/2010	10.00	0.30	0.93	1.23	(0.36)	0.00	0.00
03/31/2009	11.45	0.19	(1.00)	(0.81)	(0.25)	(0.39)	0.00
03/31/2008	10.89	0.53	0.89	1.42	(0.49)	(0.37)	0.00
03/31/2007	10.82	0.30	0.13	0.43	(0.27)	(0.08)	(0.01)
Class R
03/31/2011	10.87	0.20	0.64	0.84	(0.22)	0.00	0.00
03/31/2010	10.00	0.33	0.93	1.26	(0.39)	0.00	0.00
03/31/2009	11.45	0.17	(0.96)	(0.79)	(0.27)	(0.39)	0.00
03/31/2008	10.89	0.53	0.92	1.45	(0.52)	(0.37)	0.00
03/31/2007	10.82	0.30	0.16	0.46	(0.30)	(0.08)	(0.01)

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

10	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.24)	$11.49	7.99%	$4,264,937	0.91%	0.90%	2.06%	174	%*
(0.41)	10.87	13.00	3,868,404	0.93	0.90	3.45	408
(0.69)	10.00	(6.33)	3,115,455	1.15	0.90	2.24	915
(0.92)	11.45	14.33	3,112,012	0.90	0.90	5.29	806
(0.42)	10.89	4.53	2,880,617	0.90	0.90	3.16	480

(0.16)	11.49	7.19	135,904	1.66	1.65	1.29	174	*
(0.34)	10.87	12.16	316,880	1.68	1.65	2.89	408
(0.61)	10.00	(7.03)	379,558	1.87	1.65	1.82	915
(0.83)	11.45	13.49	633,778	1.65	1.65	4.62	806
(0.34)	10.89	3.76	737,160	1.65	1.65	2.52	480

(0.19)	11.49	7.46	2,625,825	1.41	1.40	1.55	174	*
(0.36)	10.87	12.44	2,387,310	1.43	1.40	2.84	408
(0.64)	10.00	(6.80)	1,543,052	1.64	1.40	1.81	915
(0.86)	11.45	13.77	1,580,743	1.40	1.40	4.80	806
(0.36)	10.89	4.02	1,493,749	1.40	1.40	2.81	480

(0.22)	11.49	7.72	327,677	1.16	1.15	1.80	174	*
(0.39)	10.87	12.72	255,267	1.18	1.15	3.09	408
(0.66)	10.00	(6.56)	154,856	1.44	1.15	1.69	915
(0.89)	11.45	14.05	94,611	1.15	1.15	4.81	806
(0.39)	10.89	4.27	59,303	1.15	1.15	2.76	480

Annual Report	March 31, 2011	11

Statement of Assets and Liabilities PIMCO Real Return Fund

March 31, 2011

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$21,710,495
Investments in Affiliates, at value	5,180
Repurchase agreements, at value	35,552
Foreign currency, at value	2,512
Receivable for investments sold	9,116
Receivable for Fund shares sold	56,181
Interest and dividends receivable	129,996
Variation margin receivable	1,486
Swap premiums paid	47,205
Unrealized appreciation on foreign currency contracts	33,407
Unrealized appreciation on swap agreements	31,009
Other assets	4
22,062,143
Liabilities:
Payable for reverse repurchase agreements	$380,298
Payable for investments purchased	535,658
Payable for investments purchased on a delayed-delivery basis	1,786,132
Deposits from counterparty	55,832
Payable for Fund shares redeemed	53,313
Dividends payable	11,902
Overdraft due to custodian	214
Written options outstanding	55,117
Accrued related party fees	12,301
Swap premiums received	12,855
Unrealized depreciation on foreign currency contracts	31,977
Unrealized depreciation on swap agreements	18,765
Other liabilities	4,527
2,958,891
Net Assets	$19,103,252
Net Assets Consist of:
Paid in capital	$18,735,998
(Overdistributed) net investment income	(29,129)
Accumulated undistributed net realized (loss)	(186,404)
Net unrealized appreciation	582,787
$19,103,252
Net Assets:
Class A	$4,264,937
Class B	135,904
Class C	2,625,825
Class R	327,677
Other Classes	11,748,909
Shares Issued and Outstanding:
Class A	371,204
Class B	11,829
Class C	228,542
Class R	28,520
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$11.49
Class B	11.49
Class C	11.49
Class R	11.49
Cost of Investments	$21,121,618
Cost of Investments in Affiliates	$5,180
Cost of Repurchase Agreements	$35,552
Cost of Foreign Currency Held	$2,480
Premiums Received on Written Options	$41,084

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

12	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2011
(Amounts in thousands)
Investment Income:
Interest	$547,901
Dividends	1,730
Dividends from Affiliate investments	388
Miscellaneous income	30
Total Income	550,049

Expenses:
Investment advisory fees	46,323
Supervisory and administrative fees	59,266
Distribution fees - Class B	1,688
Distribution fees - Class C	12,908
Distribution fees - Class R	757
Servicing fees - Class A	10,323
Servicing fees - Class B	563
Servicing fees - Class C	6,454
Servicing fees - Class R	757
Distribution and/or servicing fees - Other Classes	2,955
Trustees’ fees	75
Interest expense	1,523
Miscellaneous expense	124
Total Expenses	143,716

Net Investment Income	406,333

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	834,473
Net realized gain on Affiliate investments	159
Net realized gain on futures contracts, written options and swaps	21,549
Net realized gain on foreign currency transactions	11,002
Net change in unrealized appreciation on investments	206,223
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(43,397)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(23,996)
Net Gain	1,006,013

Net Increase in Net Assets Resulting from Operations	$1,412,346

Annual Report	March 31, 2011	13

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$406,333	$529,242
Net realized gain	867,024	794,080
Net realized gain on Affiliate investments	159	88
Net change in unrealized appreciation	138,830	467,962
Net change in unrealized (depreciation) on Affiliate investments	0	(20)
Net increase resulting from operations	1,412,346	1,791,352

Distributions to Shareholders:
From net investment income
Class A	(88,632)	(134,442)
Class B	(3,012)	(11,339)
Class C	(42,400)	(68,674)
Class R	(5,730)	(7,239)
Other Classes	(283,248)	(398,797)

Total Distributions	(423,022)	(620,491)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	316,516	4,587,540

Total Increase in Net Assets	1,305,840	5,758,401

Net Assets:
Beginning of year	17,797,412	12,039,011
End of year*	$19,103,252	$17,797,412

*Including (overdistributed) net investment income of:	$(29,129)	$(29,839)

**	See note 11 in the Notes to Financial Statements.

14	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

Ally Financial, Inc.
10.000% due 06/06/2011		$1,000	$985

American General Finance Corp.
7.250% due 04/21/2015		2,500	2,507

Charter Communications, Inc.
2.250% due 03/06/2014		438	439
3.560% due 09/06/2016		995	999

CIT Group, Inc.
6.250% due 08/11/2015		3,000	3,045

CommScope, Inc.
5.000% due 01/14/2018		1,000	1,008

Community Health Systems, Inc.
2.560% due 07/25/2014		3,329	3,300

Ford Motor Co.
3.010% due 12/15/2013		6,176	6,181

Fresenius Medical Care Capital Trust
1.682% due 03/31/2013		1,500	1,497

Georgia-Pacific Corp.
2.310% due 12/21/2012		2,500	2,502

HCA, Inc.
1.557% due 11/17/2012		6,000	5,970
2.557% due 11/14/2013		5,000	4,984

Intelsat Ltd.
5.250% due 04/02/2018		3,800	3,830

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	5,700	8,132

NRG Energy, Inc.
2.053% due 02/01/2013		$7,504	7,472

Seaworld Parks and Entertainment, Inc.
4.000% due 08/16/2017		2,800	2,821

The Weather Channel, Inc.
4.250% due 02/11/2017		997	1,006

UCI International, Inc.
5.500% due 07/26/2017		500	504

United Airlines, Inc.
3.000% due 02/01/2012		2,000	1,958

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		5,000	4,960

US Airways Group, Inc.
2.752% due 03/23/2014		986	902

Vodafone Group PLC
6.875% due 08/11/2015		10,353	10,457

Total Bank Loan Obligations (Cost $74,486)			75,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 13.5%

BANKING & FINANCE 10.3%

ABN AMRO Bank NV
2.071% due 01/30/2014		$59,800	$59,882

Ally Financial, Inc.
0.000% due 12/01/2012		10,000	9,401
2.510% due 12/01/2014		1,000	971
3.512% due 02/11/2014		38,100	38,224
4.500% due 02/11/2014		6,100	6,115
5.375% due 06/06/2011		24,058	24,268
5.375% due 06/06/2011	EUR	2,000	2,885
6.000% due 04/01/2011		$2,300	2,300
6.000% due 12/15/2011		6,600	6,765
6.750% due 12/01/2014		1,000	1,050
6.875% due 09/15/2011		31,558	32,229
6.875% due 08/28/2012		700	735
7.000% due 02/01/2012		13,200	13,645
7.500% due 12/31/2013		4,000	4,345
7.500% due 09/15/2020		19,700	21,104
8.300% due 02/12/2015		2,300	2,527
American Express Bank FSB
0.378% due 05/29/2012		1,150	1,147
American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011		500	514
American International Group, Inc.
0.298% due 04/03/2012	JPY	830,000	9,858
0.413% due 10/18/2011		$7,100	7,070
1.179% due 04/26/2011	EUR	1,600	2,269
4.950% due 03/20/2012		$400	412
5.375% due 10/18/2011		400	406
5.450% due 05/18/2017		600	617
5.600% due 10/18/2016		1,500	1,561
5.850% due 01/16/2018		7,400	7,723
6.400% due 12/15/2020		10,500	11,214
8.175% due 05/15/2068		26,700	28,936
8.250% due 08/15/2018		26,300	30,818
8.625% due 05/22/2068	GBP	5,600	9,410
ANZ National International Ltd.
0.754% due 08/19/2014		$35,000	35,261
6.200% due 07/19/2013		28,200	30,758
Australia & New Zealand Banking Group Ltd.
0.589% due 06/18/2012		23,500	23,536
Banco do Brasil S.A.
4.500% due 01/22/2015		16,150	16,901
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		100	101
Banco Santander Brasil S.A.
2.409% due 03/18/2014		55,000	55,196
4.250% due 01/14/2016		20,000	20,050
4.500% due 04/06/2015		1,000	1,021
Bank of America Corp.
0.810% due 09/11/2012		400	399
0.908% due 06/11/2012	GBP	4,800	7,633

See Accompanying Notes	Annual Report	March 31, 2011	15

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.723% due 01/30/2014		$32,000	$32,550
5.375% due 06/15/2014		1,000	1,070
7.375% due 05/15/2014		6,300	7,114
Barclays Bank PLC
6.050% due 12/04/2017		19,600	20,419
6.369% due 06/29/2049	GBP	800	1,155
7.434% due 09/29/2049		$8,700	8,743
10.179% due 06/12/2021		7,120	9,079
14.000% due 11/29/2049	GBP	8,800	18,493
BBVA Bancomer S.A.
6.500% due 03/10/2021		$8,400	8,333
Boston Properties LP
4.125% due 05/15/2021		1,600	1,522
BPCE S.A.
2.375% due 10/04/2013		10,000	10,000
4.625% due 07/29/2049	EUR	700	868
5.250% due 07/29/2049		700	908
9.000% due 03/29/2049		1,400	2,054
Caelus Re Ltd.
6.560% due 06/07/2011		$3,900	3,897
CIT Group, Inc.
5.250% due 04/01/2014		15,500	15,595
Citigroup Capital XXI
8.300% due 12/21/2077		6,200	6,479
Citigroup, Inc.
1.095% due 01/12/2012	EUR	2,600	3,669
2.312% due 08/13/2013		$3,728	3,840
5.500% due 04/11/2013		23,400	25,036
6.000% due 02/21/2012		10,000	10,449
6.500% due 08/19/2013		10,000	10,932
7.375% due 06/16/2014	EUR	900	1,401
Commonwealth Bank of Australia
0.589% due 09/17/2014		$66,900	67,014
0.690% due 12/10/2012		4,000	4,021
0.808% due 06/25/2014		62,000	62,532
Countrywide Financial Corp.
0.750% due 05/07/2012		2,650	2,642
5.800% due 06/07/2012		54,100	56,912
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	1,700	2,374
8.125% due 10/29/2049		400	654
Danske Bank A/S
5.914% due 12/29/2049		$7,000	6,825
FCE Bank PLC
7.125% due 01/16/2012	EUR	11,850	17,382
7.125% due 01/15/2013		500	746
Ford Motor Credit Co. LLC
3.053% due 01/13/2012		$11,800	11,918
5.560% due 06/15/2011		2,000	2,018
6.625% due 08/15/2017		15,500	16,543
7.000% due 10/01/2013		5,000	5,397
7.000% due 04/15/2015		800	865

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 10/25/2011		$10,300	$10,601
7.500% due 08/01/2012		59,800	63,761
7.800% due 06/01/2012		25,890	27,455
8.000% due 12/15/2016		2,750	3,122
9.875% due 08/10/2011		15,600	16,045
Goldman Sachs Group, Inc.
0.759% due 03/22/2016		1,000	965
1.429% due 05/23/2016	EUR	2,000	2,678
5.375% due 02/15/2013		5,000	7,346
HBOS PLC
6.750% due 05/21/2018		$34,800	34,076
HCP, Inc.
6.300% due 09/15/2016		2,000	2,203
6.700% due 01/30/2018		5,000	5,541
HSBC Finance Corp.
0.660% due 09/14/2012		1,339	1,333
4.660% due 09/15/2013		1,477	1,512
6.676% due 01/15/2021		4,500	4,673
ICICI Bank Ltd.
5.500% due 03/25/2015		1,000	1,044
5.750% due 11/16/2020		500	498
ING Bank NV
0.933% due 01/13/2012		13,600	13,638
1.360% due 03/15/2013		57,700	57,856
1.623% due 10/18/2013		26,700	26,833
International Lease Finance Corp.
4.750% due 01/13/2012		1,200	1,218
5.300% due 05/01/2012		2,800	2,863
5.625% due 09/20/2013		1,800	1,838
5.750% due 06/15/2011		2,600	2,623
5.875% due 05/01/2013		1,900	1,957
6.375% due 03/25/2013		2,000	2,080
6.500% due 09/01/2014		10,200	10,939
6.625% due 11/15/2013		10,500	10,920
6.750% due 09/01/2016		11,600	12,470
7.125% due 09/01/2018		21,100	22,777
Intesa Sanpaolo SpA
2.712% due 02/24/2014		22,100	22,402
3.625% due 08/12/2015		5,000	4,831
IPIC GMTN Ltd.
5.000% due 11/15/2020		1,000	975
JPMorgan Chase & Co., Inc. CPI Linked Bond
4.411% due 02/15/2012		9,000	9,207
LeasePlan Corp. NV
3.000% due 05/07/2012		17,440	17,869
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)		3,900	1,033
6.875% due 05/02/2018 (a)		32,405	8,668
7.000% due 09/27/2027 (a)		4,500	1,176
7.500% due 05/11/2038 (a)		5,000	4
Lloyds TSB Bank PLC
12.000% due 12/29/2049		22,500	26,372

16	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch & Co., Inc.
0.983% due 02/21/2012	GBP	3,000	$4,780
1.317% due 01/31/2014	EUR	2,000	2,758
1.388% due 05/30/2014		4,700	6,449
1.510% due 06/29/2012		3,600	5,001
1.947% due 09/27/2012		4,900	6,784
5.450% due 02/05/2013		$4,000	4,240
5.450% due 07/15/2014		8,200	8,773
Morgan Stanley
0.603% due 01/09/2014		1,300	1,280
0.783% due 10/15/2015		1,500	1,442
1.312% due 07/20/2012	EUR	1,200	1,684
1.388% due 11/29/2013		7,900	10,888
1.395% due 04/13/2016		12,800	16,920
1.422% due 03/01/2013		6,830	9,557
1.903% due 01/24/2014		$29,100	29,701
2.812% due 05/14/2013		63,600	65,882
4.500% due 05/16/2018		688	688
Pacific Life Global Funding
5.150% due 04/15/2013		11,100	11,770
Prudential Financial, Inc.
3.450% due 06/10/2013		32,500	33,219
Qatari Diar Finance QSC
5.000% due 07/21/2020		500	496
Royal Bank of Scotland Group PLC
2.732% due 08/23/2013		22,200	22,818
3.000% due 12/09/2011		18,400	18,733
4.875% due 03/16/2015		300	312
Royal Bank Of Scotland NV
1.010% due 03/09/2015		1,000	879
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014		600	692
Sberbank Via SB Capital S.A.
5.499% due 07/07/2015		1,000	1,054
SLM Corp.
0.533% due 10/25/2011		8,400	8,311
2.244% due 11/01/2016		2,975	2,535
3.116% due 04/01/2014		160	157
3.346% due 03/15/2015		60	58
3.496% due 03/01/2014		145	141
3.546% due 02/01/2014		1,134	1,110
3.616% due 01/31/2014		1,837	1,802
3.646% due 02/01/2014		40	40
3.796% due 11/01/2013		1,344	1,333
5.000% due 10/01/2013		13,425	13,892
5.375% due 05/15/2014		900	933
5.450% due 04/25/2011		2,500	2,505
8.450% due 06/15/2018		4,000	4,486
Springleaf Finance Corp.
0.560% due 12/15/2011		700	676
3.250% due 01/16/2013	EUR	15,300	20,328
4.875% due 07/15/2012		$3,200	3,160
5.900% due 09/15/2012		300	298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Svenska Handelsbanken AB
1.310% due 09/14/2012		$25,000	$25,226
U.S. Bank N.A.
4.375% due 02/28/2017	EUR	3,700	5,228
UBS AG
1.412% due 02/23/2012		$130,100	131,174
Ventas Realty LP
3.125% due 11/30/2015		1,000	970
Vita Capital III Ltd.
1.423% due 01/01/2012		7,900	7,815
Wachovia Bank N.A.
0.690% due 11/03/2014		1,200	1,153
Wachovia Corp.
1.244% due 02/13/2014	EUR	600	832
Wells Fargo & Co.
1.379% due 03/23/2016		2,000	2,701
7.980% due 03/29/2049		$6,300	6,930
Wells Fargo Capital X
5.950% due 12/01/2086		15,000	14,833
Westpac Banking Corp.
0.590% due 09/10/2014		10,400	10,421

			1,969,956

INDUSTRIALS 2.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		500	516
Anglo American Capital PLC
9.375% due 04/08/2014		1,945	2,326
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		4,400	4,466
AutoZone, Inc.
6.500% due 01/15/2014		5,000	5,599
Celulosa Arauco y Constitucion S.A.
5.625% due 04/20/2015		500	535
Cemex S.A.B. de C.V.
5.301% due 09/30/2015 (b)		10,800	10,768
Charter Communications Operating LLC
8.000% due 04/30/2012		3,990	4,209
Con-way, Inc.
7.250% due 01/15/2018		10,000	10,852
CSC Holdings LLC
7.625% due 04/01/2011		5,530	5,530
8.500% due 06/15/2015		1,000	1,098
CSN Resources S.A.
6.500% due 07/21/2020		4,000	4,280
CVS Pass-Through Trust
7.507% due 01/10/2032		5,876	6,758
DCP Midstream Operating LP
3.250% due 10/01/2015		500	490

See Accompanying Notes	Annual Report	March 31, 2011	17

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Air Lines Pass-Through Trust
7.111% due 03/18/2013		$7,000	$7,210
DISH DBS Corp.
6.375% due 10/01/2011		18,600	19,018
7.000% due 10/01/2013		3,800	4,123
Dow Chemical Co.
2.562% due 08/08/2011		30,900	31,135
DR Horton, Inc.
5.625% due 09/15/2014		2,700	2,835
Ecopetrol S.A.
7.625% due 07/23/2019		1,000	1,158
Gazprom Via Gaz Capital S.A.
6.510% due 03/07/2022		2,500	2,669
7.288% due 08/16/2037		3,000	3,251
7.343% due 04/11/2013		5,800	6,409
8.146% due 04/11/2018		7,900	9,351
Georgia-Pacific LLC
7.125% due 01/15/2017		15,000	15,994
Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,600	1,780
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,400	1,424
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		500	480
Grohe Holding GmbH
3.873% due 01/15/2014	EUR	1,000	1,419
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,500	1,695
HCA, Inc.
7.250% due 09/15/2020		16,425	17,657
9.125% due 11/15/2014		5,000	5,269
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		400	424
7.625% due 04/09/2019		2,500	2,998
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		600	621
JC Penney Corp., Inc.
9.000% due 08/01/2012		1,000	1,095
Jones Group, Inc.
5.125% due 11/15/2014		10,000	10,112
Lennar Corp.
5.500% due 09/01/2014		1,500	1,508
Limited Brands, Inc.
6.900% due 07/15/2017		3,200	3,448
Macy's Retail Holdings, Inc.
5.350% due 03/15/2012		3,000	3,105
5.875% due 01/15/2013		2,000	2,138
7.450% due 07/15/2017		3,000	3,405
8.375% due 07/15/2015		13,000	15,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Masco Corp.
5.850% due 03/15/2017		$8,000	$7,846
5.875% due 07/15/2012		3,000	3,141
New York Times Co.
5.000% due 03/15/2015		8,500	8,519
Noble Group Ltd.
4.875% due 08/05/2015		12,000	12,444
6.750% due 01/29/2020		7,300	7,826
NXP BV
3.053% due 10/15/2013		1,500	1,492
3.748% due 10/15/2013	EUR	1,000	1,414
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$2,200	2,329
Office Depot, Inc.
6.250% due 08/15/2013		10,000	10,350
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		3,000	3,165
Pearson Dollar Finance PLC
5.500% due 05/06/2013		3,000	3,212
6.250% due 05/06/2018		19,200	21,534
Petrobras International Finance Co.
3.875% due 01/27/2016		10,300	10,407
5.875% due 03/01/2018		1,500	1,595
6.875% due 01/20/2040		2,000	2,104
7.875% due 03/15/2019		2,000	2,356
Petroleos de Venezuela S.A.
5.000% due 10/28/2015		10,200	6,834
Petroleos Mexicanos
4.875% due 03/15/2015		600	642
5.500% due 01/21/2021		29,600	30,192
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,335
Rexam PLC
6.750% due 06/01/2013		13,600	14,752
Reynolds American, Inc.
1.010% due 06/15/2011		1,500	1,501
7.250% due 06/01/2012		15,000	16,006
Rohm and Haas Co.
5.600% due 03/15/2013		7,000	7,522
RPM International, Inc.
6.500% due 02/15/2018		8,550	9,103
RR Donnelley & Sons Co.
4.950% due 04/01/2014		10,000	10,369
11.250% due 02/01/2019		5,500	6,922
RZD Capital Ltd.
5.739% due 04/03/2017		3,400	3,556
Seagate Technology HDD Holdings
6.375% due 10/01/2011		7,500	7,687
Sealed Air Corp.
5.625% due 07/15/2013		10,000	10,481

18	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013		$3,000	$3,221
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		3,500	3,843
Trane U.S., Inc.
5.500% due 04/01/2015		6,000	6,454
Transocean, Inc.
4.950% due 11/15/2015		29,400	31,065
Vale Overseas Ltd.
8.250% due 01/17/2034		4,000	4,887

			513,441

UTILITIES 0.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		9,700	10,858
8.700% due 08/07/2018		22,200	27,556
BP Capital Markets PLC
0.450% due 04/11/2011		2,900	2,900
1.550% due 08/11/2011		1,500	1,505
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,400	1,575
CenturyLink, Inc.
6.000% due 04/01/2017		10,803	11,537
El Paso Performance-Linked Trust
7.750% due 07/15/2011		1,200	1,223
France Telecom S.A.
3.000% due 07/25/2018 (e)	EUR	812	1,251
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$600	723
10.500% due 03/25/2014		1,000	1,206
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		2,500	2,634
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		400	438
NRG Energy, Inc.
8.250% due 09/01/2020		10,100	10,555
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,000	936
5.000% due 10/19/2025		1,000	887
Qwest Corp.
8.875% due 03/15/2012		300	322
Ras Laffan Liquefied Natural Gas Co. Ltd.
8.294% due 03/15/2014		360	391
TNK-BP Finance S.A.
6.250% due 02/02/2015		1,100	1,187
6.625% due 03/20/2017		1,000	1,072
7.250% due 02/02/2020		4,000	4,420
7.875% due 03/13/2018		1,500	1,725

			84,901

Total Corporate Bonds & Notes (Cost $2,486,796)			2,568,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
Boston Properties LP
2.875% due 02/15/2037	$9,200	$9,361
ProLogis
2.250% due 04/01/2037	2,500	2,506

		11,867

INDUSTRIALS 0.0%
Host Hotels & Resorts LP
2.625% due 04/15/2027	4,000	4,025
Medtronic, Inc.
1.500% due 04/15/2011	5,400	5,414

		9,439

Total Convertible Bonds & Notes (Cost $20,895)		21,306

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.2%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	4,100	2,741
5.125% due 06/01/2047	700	421
5.750% due 06/01/2047	6,400	4,280
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	6,700	6,508
Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	6,500	6,832
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	6,500	6,555
5.946% due 05/15/2045	4,600	4,165
6.296% due 05/15/2050	4,350	4,045

		35,547

DISTRICT OF COLUMBIA 0.0%
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.250% due 05/15/2024	6,315	6,329

ILLINOIS 0.0%
Will County, Illinois Crete-Monee Community Unit School District No. 201-U General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 11/01/2022	9,990	5,172

See Accompanying Notes	Annual Report	March 31, 2011	19

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.1%
Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	$13,000	$13,814

NEW YORK 0.1%
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	12,000	12,012

OHIO 0.1%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	200	138
5.875% due 06/01/2047	10,200	6,789
6.000% due 06/01/2042	8,900	6,123

		13,050

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	31,600	1,584

RHODE ISLAND 0.0%
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	1,615	1,639
6.125% due 06/01/2032	740	708

		2,347

TEXAS 0.0%
Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,388

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	12,495	8,730

Total Municipal Bonds & Notes (Cost $112,251)		100,973

U.S. GOVERNMENT AGENCIES 0.5%
Fannie Mae
0.310% due 07/25/2037	2,597	2,555
0.380% due 03/25/2036	1,151	1,068
0.390% due 04/25/2035	71	70
0.600% due 07/25/2021 - 05/25/2042	595	595

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.690% due 05/25/2036	$326	$326
0.694% due 02/25/2037	8,848	8,855
0.930% due 02/25/2041	32,859	33,045
1.518% due 06/01/2043 - 10/01/2044	2,947	2,918
1.550% due 04/01/2032	105	108
1.868% due 04/01/2027	117	121
2.151% due 04/01/2033	672	701
2.558% due 05/25/2035	82	84
2.715% due 11/01/2033	42	44
2.790% due 05/01/2035	539	564
2.818% due 02/01/2034	49	51
2.892% due 10/01/2033	11	11
3.103% due 04/01/2035	430	449
3.400% due 02/01/2032	7	7
4.578% due 12/01/2036	283	296
4.787% due 09/01/2034	247	258
5.097% due 09/01/2034	114	120
5.452% due 05/01/2036	171	180
5.950% due 02/25/2044	17	17
6.000% due 03/09/2020	2,800	2,866
6.500% due 06/25/2028	86	95
Federal Housing Administration
7.430% due 12/01/2020	58	57
Freddie Mac
0.290% due 12/25/2036	1,833	1,822
0.509% due 08/25/2031	467	454
0.525% due 01/15/2037	152	151
0.530% due 09/25/2031	1,183	1,123
0.605% due 12/15/2030	1,372	1,373
1.513% due 10/25/2044	5,640	5,565
1.518% due 02/25/2045	2,066	2,014
1.718% due 07/25/2044	445	442
2.469% due 01/01/2034	501	526
2.748% due 06/01/2033	481	503
3.100% due 01/01/2034	767	804
4.500% due 07/15/2020	2,000	2,125
5.250% due 08/15/2011	224	224
6.278% due 09/01/2036	306	320
6.500% due 01/25/2028	43	48
6.606% due 10/01/2036	349	367
6.623% due 07/01/2036	323	338
7.000% due 10/15/2030	149	165
Ginnie Mae
0.654% due 06/16/2031 - 03/16/2032	100	100
1.750% due 12/20/2035	1,381	1,419
2.625% due 07/20/2035	58	60
NCUA Guaranteed Notes
0.709% due 10/07/2020	16,288	16,309
2.650% due 10/29/2020	5,241	5,155
Small Business Administration
5.902% due 02/10/2018	4,374	4,858

Total U.S. Government Agencies (Cost $100,682)		101,726

20	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 85.2%
Treasury Inflation Protected Securities (e)
0.500% due 04/15/2015	$2,032	$2,110
0.625% due 04/15/2013	161,574	169,160
1.125% due 01/15/2021	23,956	24,303
1.250% due 04/15/2014	191,751	204,964
1.250% due 07/15/2020 (j)	406,603	419,818
1.375% due 07/15/2018	45,625	48,576
1.375% due 01/15/2020	318,936	334,434
1.750% due 01/15/2028	37,543	38,300
1.875% due 07/15/2013 (g)(j)	1,167,592	1,263,097
1.875% due 07/15/2015	693,887	763,439
1.875% due 07/15/2019	334,410	366,833
2.000% due 04/15/2012	347,775	363,751
2.000% due 01/15/2014 (g)(j)	1,242,098	1,353,693
2.000% due 07/15/2014	612,521	672,289
2.000% due 01/15/2016 (g)	740,185	817,442
2.000% due 01/15/2026	643,025	686,881
2.125% due 01/15/2019	238,309	265,882
2.125% due 02/15/2040	4,482	4,752
2.375% due 04/15/2011	120,896	121,321
2.375% due 01/15/2017	156,498	176,440
2.375% due 01/15/2025 (j)	1,190,979	1,338,363
2.375% due 01/15/2027	344,936	384,199
2.500% due 07/15/2016 (i)(j)	920,686	1,045,338
2.500% due 01/15/2029	256,905	291,326
2.625% due 07/15/2017 (j)	862,468	990,491
3.000% due 07/15/2012	618,212	662,501
3.375% due 01/15/2012	385,093	403,715
3.375% due 04/15/2032 (j)	78,797	101,561
3.625% due 04/15/2028 (i)	1,155,627	1,491,933
3.875% due 04/15/2029	1,095,502	1,467,374

Total U.S. Treasury Obligations (Cost $15,834,300)		16,274,286

MORTGAGE-BACKED SECURITIES 4.0%
American Home Mortgage Assets
0.440% due 05/25/2046	1,179	716
0.440% due 09/25/2046	967	548
0.460% due 10/25/2046	17,257	9,832
Arkle Master Issuer PLC
1.464% due 05/17/2060	55,100	55,035

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	8,813	$12,484
Banc of America Commercial Mortgage, Inc.
0.428% due 06/10/2049		3,647	3,504
5.492% due 02/10/2051		530	557
5.634% due 04/10/2049		4,245	4,310
5.658% due 06/10/2049		10,000	10,562
5.741% due 05/10/2045		12,525	13,601
5.742% due 02/10/2051		10,000	10,808
Banc of America Funding Corp.
2.796% due 02/20/2036		26,437	25,391
5.753% due 10/25/2036		798	558
5.837% due 01/25/2037		628	421
5.864% due 01/20/2047		1,051	748
5.888% due 04/25/2037		472	398
Banc of America Large Loan, Inc.
0.765% due 08/15/2029		872	837
5.640% due 02/17/2051		6,800	7,231
Banc of America Mortgage Securities, Inc.
2.947% due 07/25/2035		3,398	2,992
BCAP LLC Trust
0.420% due 01/25/2037		4,815	3,002
Bear Stearns Adjustable Rate Mortgage Trust
2.290% due 08/25/2035		4,896	4,729
2.400% due 08/25/2035		7,427	7,172
2.710% due 03/25/2035		16,253	15,654
2.859% due 01/25/2034		860	868
2.860% due 10/25/2035		3,000	2,578
2.864% due 02/25/2034		249	224
2.934% due 03/25/2035		4,850	4,682
3.075% due 01/25/2034		2,051	2,009
3.121% due 01/25/2035		4,419	4,096
3.392% due 11/25/2030		283	286
5.297% due 05/25/2047		4,641	3,596
5.675% due 02/25/2036		918	676
Bear Stearns Alt-A Trust
2.643% due 05/25/2035		161	147
2.929% due 08/25/2036 (a)		858	465
2.987% due 09/25/2035		234	183
4.198% due 08/25/2036 (a)		838	272
5.089% due 11/25/2036		2,562	1,626
Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019		5,393	5,313
Chase Mortgage Finance Corp.
2.905% due 02/25/2037		436	402
2.957% due 02/25/2037		349	355
Chaseflex Trust
0.750% due 06/25/2035		838	727
Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049		3,299	3,569
Citigroup Mortgage Loan Trust, Inc.
2.210% due 08/25/2035		1,725	1,666
2.510% due 08/25/2035		6,037	5,744

See Accompanying Notes	Annual Report	March 31, 2011	21

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.560% due 08/25/2035	$5,814	$5,182
2.650% due 10/25/2035	2,275	1,965
2.737% due 03/25/2034	606	618
2.820% due 12/25/2035	1,523	1,413
5.349% due 08/25/2035	3,670	3,638
5.492% due 07/25/2046	4,188	3,072
5.770% due 09/25/2037	1,417	1,010
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	2,300	2,351
5.886% due 11/15/2044	6,400	6,924
Citimortgage Alternative Loan Trust
5.500% due 07/25/2036	5,833	5,432
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046	14,791	14,745
Countrywide Alternative Loan Trust
0.420% due 01/25/2037	1,387	827
0.434% due 02/20/2047	201	113
0.448% due 12/20/2046	12,266	7,074
0.464% due 07/20/2046	15,980	7,212
0.574% due 11/20/2035	1,753	1,081
0.950% due 10/25/2035	670	557
1.312% due 12/25/2035	3,666	2,322
5.663% due 02/25/2037	12,154	9,196
6.000% due 01/25/2037	7,198	5,524
6.000% due 02/25/2037	232	168
Countrywide Home Loan Mortgage Pass-Through Trust
0.540% due 04/25/2035	989	630
0.590% due 06/25/2035	7,456	6,351
2.778% due 01/20/2035	485	412
3.051% due 04/20/2035	595	573
4.980% due 02/25/2047	1,005	684
5.103% due 03/25/2037	990	589
5.139% due 01/20/2035	536	522
5.147% due 04/25/2035	3,265	2,950
5.323% due 02/20/2036	549	424
5.393% due 04/20/2036	936	737
5.500% due 11/25/2035	1,413	1,337
5.500% due 04/25/2038	2,883	2,778
Credit Suisse First Boston Mortgage Securities Corp.
2.498% due 04/25/2034	498	501
Credit Suisse Mortgage Capital Certificates
0.325% due 02/15/2022	1,657	1,592
5.467% due 09/15/2039	400	423
5.579% due 04/25/2037	738	520
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	435	277
Deutsche ALT-A Securities, Inc.
5.239% due 10/25/2035	677	528
Deutsche Mortgage Securities, Inc.
5.217% due 06/26/2035	4,000	3,885

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EMF-NL
1.756% due 04/17/2041	EUR	924	$1,277
1.806% due 04/17/2041		7,500	8,556
1.856% due 04/17/2041		1,000	876
European Loan Conduit
1.243% due 05/15/2019		3,946	5,137
Extended Stay America Trust
2.950% due 11/05/2027		$12,916	12,702
First Horizon Alternative Mortgage Securities
6.250% due 08/25/2037		753	499
First Horizon Asset Securities, Inc.
2.921% due 08/25/2035		438	353
First Republic Mortgage Loan Trust
0.555% due 08/15/2032		108	103
First Union-Lehman Brothers-Bank of America
6.730% due 11/18/2035		1,863	1,862
Fosse Master Issuer PLC
2.406% due 10/18/2054	EUR	500	710
GE Capital Commercial Mortgage Corp.
4.706% due 05/10/2043		$464	464
4.970% due 08/11/2036		1,355	1,384
GMAC Commercial Mortgage Securities, Inc.
5.238% due 11/10/2045		600	636
Gracechurch Mortgage Financing PLC
0.392% due 11/20/2056		1,921	1,899
0.412% due 11/20/2056		3,900	3,834
Granite Master Issuer PLC
0.294% due 12/20/2054		14,186	13,434
0.344% due 12/20/2054		2,875	2,723
Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		970	887
0.330% due 01/25/2047		141	130
0.520% due 11/25/2045		17	11
Greenwich Capital Commercial Funding Corp.
0.400% due 11/05/2021		1,218	1,195
5.444% due 03/10/2039		1,200	1,270
GSR Mortgage Loan Trust
2.796% due 09/25/2035		21,546	21,119
5.181% due 11/25/2035		487	470
5.314% due 11/25/2035		4,743	4,128
Harborview Mortgage Loan Trust
0.444% due 07/21/2036		2,205	1,455
0.494% due 03/19/2036		2,116	1,339
0.503% due 01/19/2036		4,135	2,673
0.594% due 06/20/2035		729	615
2.692% due 04/19/2034		539	533
Homebanc Mortgage Trust
5.753% due 04/25/2037		1,600	961
Impac CMB Trust
1.150% due 10/25/2033		1,217	1,082

22	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indymac INDA Mortgage Loan Trust
5.640% due 08/25/2036	$1,500	$1,116
Indymac INDB Mortgage Loan Trust
0.550% due 11/25/2035	499	251
Indymac Index Mortgage Loan Trust
0.450% due 06/25/2047	4,882	2,645
0.550% due 06/25/2037 (a)	853	346
2.677% due 12/25/2034	321	244
5.000% due 08/25/2035	1,196	868
5.018% due 09/25/2035	652	178
5.080% due 01/25/2036	617	497
5.148% due 10/25/2035	544	437
5.284% due 06/25/2036	1,035	879
JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	13,300	13,924
5.738% due 02/12/2049	11,100	11,887
5.794% due 02/12/2051	1,210	1,303
JPMorgan Mortgage Trust
2.922% due 07/25/2035	781	722
3.006% due 07/25/2035	453	447
4.780% due 12/25/2034	115	115
4.881% due 04/25/2035	356	340
5.301% due 10/25/2035	428	370
5.356% due 08/25/2035	1,400	1,329
5.387% due 07/25/2035	5,616	5,635
5.404% due 11/25/2035	1,710	1,623
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	7,069	7,544
5.424% due 02/15/2040	5,610	5,957
5.866% due 09/15/2045	14,500	15,522
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.555% due 06/15/2022	1,112	1,078
Luminent Mortgage Trust
0.430% due 12/25/2036	3,041	1,937
Mach One Trust Commercial Mortgage-Backed
5.220% due 05/28/2040	835	846
MASTR Adjustable Rate Mortgages Trust
0.460% due 04/25/2046	4,403	2,493
2.563% due 12/25/2033	880	836
2.839% due 12/25/2033	251	233
MASTR Alternative Loans Trust
0.650% due 03/25/2036	1,548	492
Mellon Residential Funding Corp.
0.685% due 08/15/2032	539	520
0.695% due 12/15/2030	748	716
0.735% due 06/15/2030	378	374
0.955% due 11/15/2031	566	544
2.610% due 10/20/2029	183	169

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	3,337	3,497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Floating Trust
0.325% due 06/15/2022	$1,148	$1,125

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	623	479
2.586% due 02/25/2034	212	209
5.311% due 09/25/2035	933	855
5.429% due 12/25/2035	871	779

Merrill Lynch Mortgage Trust
5.669% due 05/12/2039	15,125	16,415

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035	2,624	2,368
0.715% due 03/25/2030	173	162
0.810% due 11/25/2029	119	110
1.250% due 10/25/2035	365	322
1.707% due 10/25/2035	5,361	4,928
2.238% due 12/25/2034	2,249	2,190
4.250% due 10/25/2035	1,690	1,445

Morgan Stanley Capital I
5.877% due 06/11/2049	2,960	3,153

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	575	367

Morgan Stanley Re-REMIC Trust
5.808% due 08/15/2045	5,000	5,401

New York Mortgage Trust, Inc.
3.401% due 05/25/2036	1,000	830

Nomura Asset Acceptance Corp.
5.367% due 02/25/2036 (a)	495	309
5.820% due 03/25/2047	1,075	910
6.138% due 03/25/2047	996	847

OBP Depositor LLC Trust
4.646% due 07/15/2045	14,500	14,733

Permanent Master Issuer PLC
0.413% due 07/15/2033	2,300	2,260

Provident Funding Mortgage Loan Trust
2.665% due 04/25/2034	108	107
2.754% due 08/25/2033	155	150

RBSCF Trust
5.305% due 01/16/2049	7,200	7,324

RBSSP Resecuritization Trust
2.703% due 07/26/2045	19,128	18,838

Residential Accredit Loans, Inc.
0.430% due 06/25/2046	19,083	7,761
0.530% due 12/25/2045	3,055	1,797
1.672% due 09/25/2045	318	204
5.681% due 09/25/2035	911	691

Residential Asset Securitization Trust
0.650% due 01/25/2046 (a)	169	78
0.700% due 12/25/2036 (a)	2,433	1,052
5.000% due 08/25/2019	799	799

See Accompanying Notes	Annual Report	March 31, 2011	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/25/2033	$1,238	$1,259
6.250% due 10/25/2036 (a)	2,989	2,104

Salomon Brothers Mortgage Securities VII, Inc.
6.500% due 09/25/2033	2,306	2,402

Sequoia Mortgage Trust
0.604% due 10/19/2026	177	156
0.634% due 10/20/2027	307	286
0.654% due 10/20/2027	401	388
1.154% due 12/20/2032	426	399

Structured Adjustable Rate Mortgage Loan Trust
1.712% due 01/25/2035	14	8
2.651% due 08/25/2035	372	301
5.097% due 09/25/2036	1,500	889
5.157% due 05/25/2036	1,500	1,173
5.269% due 11/25/2035	622	418
6.000% due 10/25/2037 (a)	811	397
Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047	29	29
0.370% due 08/25/2036	11,361	7,448
0.380% due 03/25/2037	405	251
0.440% due 07/25/2046	10,980	6,846
0.460% due 04/25/2036	2,205	1,464
0.460% due 05/25/2046	8,283	4,720
0.503% due 07/19/2035	1,171	984
0.560% due 12/25/2035	708	446
0.584% due 10/19/2034	13	12
0.604% due 03/19/2034	776	706
0.914% due 09/19/2032	748	678
TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	1,262	334
Thornburg Mortgage Securities Trust
0.350% due 03/25/2037	510	501
0.360% due 11/25/2046	251	248
0.370% due 10/25/2046	38	38
6.171% due 09/25/2037	11,151	11,230
Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020	10,740	9,951
0.345% due 09/15/2021	2,039	2,022
5.418% due 01/15/2045	1,230	1,321
WaMu Mortgage Pass-Through Certificates
0.509% due 11/25/2045	8,289	7,037
0.540% due 07/25/2045	77	64
0.540% due 10/25/2045	1,528	1,327
0.570% due 08/25/2045	8,471	7,290
0.590% due 01/25/2045	3,256	2,699
0.650% due 10/25/2044	1,075	873
1.012% due 03/25/2047	14,388	9,616
1.082% due 05/25/2047	1,769	1,247
1.132% due 12/25/2046	6,617	4,386
1.312% due 02/25/2046	1,179	937
1.512% due 11/25/2042	3	3
1.712% due 06/25/2042	369	310
2.255% due 03/25/2033	115	111
2.573% due 03/25/2034	381	382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.575% due 03/25/2035	$472	$452
2.589% due 12/25/2035	694	660
2.696% due 06/25/2033	217	208
2.734% due 02/27/2034	2,143	2,203
2.769% due 09/25/2035	1,681	1,496
2.782% due 08/25/2035	997	987
2.984% due 07/25/2046	53	41
4.056% due 03/25/2037	13,482	11,648
5.119% due 01/25/2037	4,448	3,492
5.270% due 04/25/2037	3,038	2,215
5.398% due 12/25/2036	2,793	2,212
5.444% due 02/25/2037	8,297	5,958
5.548% due 05/25/2037	7,226	5,916
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.282% due 05/25/2046	3,369	1,996
Wells Fargo Mortgage-Backed Securities Trust
2.747% due 01/25/2035	1,439	1,314
2.854% due 04/25/2036	1,969	1,862
2.878% due 03/25/2035	1,584	1,552
5.060% due 03/25/2036	1,253	1,215
6.000% due 07/25/2036	2,000	1,927
6.000% due 08/25/2036	4,500	4,494

Total Mortgage-Backed Securities (Cost $740,362)		765,479

ASSET-BACKED SECURITIES 3.1%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,055	1,045
Ally Auto Receivables Trust
1.320% due 03/15/2012	104	104
AMMC CDO
0.536% due 05/03/2018	2,600	2,437
0.544% due 08/08/2017	15,737	14,774
ARES CLO Funds
0.537% due 03/12/2018	20,776	19,472
Armstrong Loan Funding Ltd.
0.854% due 08/01/2016	6,575	6,509
Asset-Backed Funding Certificates
0.600% due 06/25/2034	1,944	1,591
BA Credit Card Trust
0.275% due 03/15/2014	1,575	1,573
Babson CLO Ltd.
0.562% due 11/10/2019	9,188	8,536
Ballyrock CDO Ltd.
1.262% due 11/20/2015	800	761
Bear Stearns Asset-Backed Securities Trust
0.360% due 11/25/2036	1,076	735
0.580% due 01/25/2036	74	74
1.250% due 10/25/2037	1,584	1,059
1.500% due 08/25/2037	3,074	1,858

24	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
0.300% due 01/25/2037		$351	$345
0.570% due 10/25/2035		161	152
Chase Issuance Trust
1.810% due 09/15/2015		14,000	14,444
Citibank Omni Master Trust
2.355% due 05/16/2016		34,400	34,929
3.005% due 08/15/2018		3,400	3,604
Clearwater Funding CBO
0.857% due 07/15/2013		428	407
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		875	936
Countrywide Asset-Backed Certificates
0.300% due 06/25/2047		85	85
0.500% due 04/25/2036		3,225	2,894
Denver Arena Trust
6.940% due 11/15/2019		417	429
Dryden Leveraged Loan CDO
0.562% due 05/22/2017		4,942	4,752
1.719% due 08/08/2022	EUR	8,500	11,101
Duane Street CLO
0.562% due 11/08/2017		$10,674	10,206
Endurance CLO I Ltd.
0.763% due 02/15/2014		772	750
Equity One ABS, Inc.
0.550% due 04/25/2034		158	123
First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036		79	79
Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	11,397	11,776
Ford Credit Auto Owner Trust
1.675% due 06/15/2012		$25,449	25,494
Globaldrive BV
2.487% due 04/20/2018	EUR	261	374
3.000% due 07/20/2015		14,342	20,379
4.000% due 10/20/2016		45	65
Harvest CLO S.A.
2.003% due 03/29/2017		3,034	3,964
HSI Asset Securitization Corp. Trust
0.300% due 12/25/2036		$114	109
Hyundai Capital Auto Funding Ltd.
1.254% due 09/20/2016		4,000	3,973
Indymac Residential Asset-Backed Trust
0.380% due 04/25/2047		423	417
JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036		287	279
0.330% due 03/25/2037		554	520
Lightpoint CLO Ltd.
1.313% due 02/15/2014		3,700	3,634

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.710% due 04/25/2035		$385	$377
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	9,206	13,085
MBNA Credit Card Master Note Trust
0.505% due 12/16/2013		$2,000	2,001
Merrill Lynch Mortgage Investors, Inc.
0.330% due 09/25/2037		165	47
0.370% due 02/25/2037		270	160
Morgan Stanley ABS Capital I
1.050% due 07/25/2037		828	758
Morgan Stanley Home Equity Loan Trust
0.720% due 12/25/2034		1,400	1,306
Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037		663	493
6.000% due 07/25/2047		426	324
Navigare Funding CLO Ltd.
0.572% due 05/20/2019		6,500	6,027
NYLIM Flatiron CLO Ltd.
0.633% due 10/20/2016		1,110	1,056
Pacifica CDO Ltd.
0.663% due 02/15/2017		3,869	3,757
Park Place Securities, Inc.
0.562% due 10/25/2034		34	34
0.900% due 10/25/2034		1,900	1,488
0.950% due 12/25/2034		610	590
Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		31,000	30,952
Popular ABS Mortgage Pass-Through Trust
0.340% due 06/25/2047		32	29
Renaissance Home Equity Loan Trust
0.750% due 12/25/2033		1,194	1,030
Residential Asset Securities Corp.
0.320% due 02/25/2037		100	98
SACO I, Inc.
0.310% due 05/25/2036		677	610
SC Germany Auto
1.947% due 08/12/2019	EUR	393	561
SLM Student Loan Trust
0.383% due 04/26/2021		$397	396
0.433% due 04/25/2017		1,012	1,011
1.803% due 04/25/2023		266,467	275,385
1.905% due 12/15/2017		7,905	7,966
4.500% due 11/16/2043		10,841	10,538
Soundview Home Equity Loan Trust
0.390% due 12/25/2036		2,000	1,714
Specialty Underwriting & Residential Finance
0.310% due 01/25/2038		193	173
Stanfield Carrera CLO Ltd.
0.790% due 03/15/2015		1,557	1,533

See Accompanying Notes	Annual Report	March 31, 2011	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.300% due 10/25/2036		$24	$24
0.540% due 01/25/2033		10	9
1.750% due 04/25/2035		567	438
WaMu Asset-Backed Certificates
0.300% due 01/25/2037		141	135
Whitney CLO Ltd.
0.600% due 03/01/2017		2,844	2,740
Wind River CLO Ltd.
0.639% due 12/19/2016		7,581	7,373
Wood Street CLO BV
1.763% due 03/29/2021	EUR	6,502	8,501

Total Asset-Backed Securities (Cost $587,777)			599,467

SOVEREIGN ISSUES 4.0%
Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	16,100	16,445
3.000% due 09/20/2025		81,800	91,998
4.000% due 08/20/2015		52,500	92,246
4.000% due 08/20/2020		52,700	89,427
Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,750	1,684
Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2014		38,873	47,551
6.000% due 05/15/2017		3,839	4,729
Export-Import Bank of Korea
0.523% due 10/04/2011		$17,150	17,160
4.000% due 01/29/2021		2,700	2,469
4.125% due 09/09/2015		3,100	3,184
5.125% due 06/29/2020		3,300	3,337
8.125% due 01/21/2014		500	573
Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	122,600	173,309
4.500% due 03/07/2013	GBP	4,643	7,486
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (e)	EUR	56,213	81,254
2.100% due 09/15/2021		15,265	20,649
Korea Development Bank
4.375% due 08/10/2015		$600	623
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	64,800	70,476
Qatar Government International Bond
5.250% due 01/20/2020		$20,000	20,860
6.400% due 01/20/2040		11,100	11,738

Total Sovereign Issues (Cost $703,900)			757,198

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc. (c)	8,443	$297

Total Common Stocks (Cost $351)		297

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
American International Group, Inc.
8.500% due 08/01/2011	203,176	912
Wells Fargo & Co.
7.500% due 12/31/2049	8,900	9,213

Total Convertible Preferred Securities (Cost $20,638)		10,125

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 12/31/2049	5,000	4,653
Citigroup Capital XIII
7.875% due 12/31/2049	80,000	2,192
GMAC Capital Trust I
8.125% due 12/31/2049	500,000	12,776

Total Preferred Securities (Cost $19,203)		19,621

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.4%

CERTIFICATES OF DEPOSIT 0.6%
Banco Do Brasil S.A.
0.000% due 11/15/2011	$13,250	13,311
Itau Unibanco S.A.
0.000% due 08/11/2011	50,000	49,759
1.450% due 06/13/2011	800	798
1.700% due 09/12/2011	15,600	15,504
1.720% due 03/02/2012	18,400	18,107
Royal Bank of Scotland Group PLC
1.678% due 10/15/2012	11,700	11,697

		109,176

26	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.2%
Deutsche Bank Securities, Inc.
0.100% due 04/01/2011		$30,000	$30,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.750% due 02/15/2041 valued at $30,647. Repurchase proceeds are $30,000.)
State Street Bank and Trust Co.
0.010% due 04/01/2011		5,552	5,552
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $5,665. Repurchase proceeds are $5,552.)

			35,552

SHORT-TERM NOTES 0.1%
Banco Santander Brasil S.A.
2.596% due 12/28/2011		6,100	5,978
WM Wrigley Jr. Co.
1.684% due 06/28/2011		17,400	17,410

			23,388

JAPAN TREASURY BILLS 1.4%
0.108% due 05/09/2011	JPY	21,860,000	262,774

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.155% due 06/16/2011 - 09/15/2011 (d)(g)(h)	$18,866	$18,855

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 0.0%
	517,061	5,180

Total Short-Term Instruments (Cost $460,020)		454,925

PURCHASED OPTIONS (l) 0.0%
(Cost $689)		2,067

Total Investments 113.9% (Cost $21,162,350)		$21,751,227

Written Options (m) (0.3%) (Premiums $41,084)		(55,117)

Other Assets and Liabilities (Net) (13.6%)		(2,592,858)

Net Assets 100.0%		$19,103,252

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average yield.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $45,741 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	Securities with an aggregate market value of $8,184 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(i)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $599,368 at a weighted average interest rate of 0.272%. On March 31, 2011, securities valued at $378,493 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Annual Report	March 31, 2011	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

(j)	Securities with an aggregate market value of $14,058 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	2,048	$(253)
90-Day Eurodollar June Futures	Long	06/2012	1,131	(622)
90-Day Eurodollar March Futures	Long	03/2012	6,898	(1,090)
90-Day Eurodollar September Futures	Long	09/2011	3,204	650

				$(1,315)

(k)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	0.521%	$	5,000	$(82)	$0	$(82)
CenturyLink, Inc.	BCLY	(1.850%	)	06/20/2017	1.529%		10,803	(201)	0	(201)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.595%		10,000	439	0	439
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	0.524%		1,000	(20)	0	(20)
DISH DBS Corp.	DUB	(1.000%	)	12/20/2013	1.745%		3,800	74	207	(133)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	0.524%		1,000	(21)	0	(21)
DR Horton, Inc.	DUB	(1.000%	)	09/20/2014	1.624%		2,700	55	149	(94)
HCP, Inc.	JPM	(2.830%	)	09/20/2016	0.990%		2,000	(190)	0	(190)
HCP, Inc.	MSC	(2.260%	)	03/20/2018	1.098%		5,000	(366)	0	(366)
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	0.481%		4,000	(27)	85	(112)
International Lease Finance Corp.	BNP	(1.600%	)	12/20/2013	2.623%		2,500	65	0	65
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	2.489%		400	(24)	(13)	(11)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	2.623%		4,100	106	0	106
International Lease Finance Corp.	JPM	(1.530%	)	12/20/2013	2.623%		3,900	108	0	108
Intesa Sanpaolo SpA	CITI	(1.000%	)	09/20/2015	1.485%		5,000	100	157	(57)
JC Penney Corp., Inc.	BCLY	(1.000%	)	09/20/2012	0.736%		1,200	(5)	4	(9)
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	1.977%		10,000	341	320	21
Kinder Morgan Kansas, Inc.	DUB	(1.000%	)	03/20/2016	1.493%		2,500	56	76	(20)
Lennar Corp.	BNP	(5.000%	)	09/20/2014	2.815%		1,500	(109)	(50)	(59)
Limited Brands, Inc.	BCLY	(4.910%	)	09/20/2017	2.181%		1,200	(187)	0	(187)
Limited Brands, Inc.	MSC	(3.113%	)	09/20/2017	2.181%		2,000	(107)	0	(107)
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	0.569%		2,000	(75)	0	(75)
Macy’s Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	1.293%		3,000	(727)	0	(727)
Macy’s Retail Holdings, Inc.	DUB	(2.100%	)	09/20/2017	1.722%		1,000	(22)	0	(22)
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	1.722%		2,000	(46)	0	(46)
Macy’s Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	0.342%		3,000	(51)	0	(51)
Macy’s Retail Holdings, Inc.	MSC	(2.470%	)	09/20/2015	1.279%		10,000	(513)	0	(513)
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.064%		3,000	2	68	(66)
Masco Corp.	CITI	(1.920%	)	03/20/2017	2.709%		8,000	321	0	321
New York Times Co.	BCLY	(1.000%	)	03/20/2015	1.739%		1,000	28	58	(30)
New York Times Co.	DUB	(5.000%	)	03/20/2015	1.739%		7,500	(934)	(735)	(199)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	2.532%		10,000	(605)	96	(701)
Pearson Dollar Finance PLC	CITI	(0.570%	)	06/20/2013	0.295%		1,500	(9)	0	(9)
Pearson Dollar Finance PLC	CITI	(0.690%	)	06/20/2018	0.824%		3,500	30	0	30
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.824%		11,000	72	0	72
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.295%		1,500	(21)	0	(21)
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.824%		3,500	(50)	0	(50)
ProLogis	CITI	(1.000%	)	06/20/2012	0.339%		2,500	(21)	53	(74)

28	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.567%	$	10,600	$(212)	$0	$(212)
Rexam PLC	CITI	(1.450%	)	06/20/2013	0.567%		3,000	(60)	0	(60)
Reynolds American, Inc.	BCLY	(1.100%	)	06/20/2012	0.421%		12,500	(109)	0	(109)
Rohm and Haas Co.	DUB	(0.470%	)	03/20/2013	0.160%		7,000	(44)	0	(44)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	3.173%		1,000	5	(2)	7
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.780%		8,550	387	0	387
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	3.024%		1,500	(46)	(74)	28
RR Donnelley & Sons Co.	DUB	(1.000%	)	03/20/2019	2.919%		4,000	486	340	146
RR Donnelley & Sons Co.	MSC	(1.000%	)	06/20/2014	1.611%		10,000	187	669	(482)
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.672%		10,000	(93)	0	(93)
Springleaf Finance Corp.	GSC	(5.000%	)	03/20/2013	4.425%	EUR	13,500	(228)	1,454	(1,682)
Springleaf Finance Corp.	RBS	(1.820%	)	12/20/2017	5.679%	$	5,000	833	0	833
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(2.370%	)	03/20/2013	0.592%		3,000	(107)	0	(107)
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	0.960%		3,500	(34)	0	(34)
Trane U.S., Inc.	BOA	(0.660%	)	06/20/2015	0.366%		6,000	(73)	0	(73)

								$(1,724)	$2,862	$(4,586)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.173%	$	200	$1	$(14)	$15
BP Capital Markets America, Inc.	CITI	5.000%	06/20/2015	0.655%		250	45	5	40
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		2,200	54	(57)	111
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.696%		400	75	7	68
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.173%		300	1	(22)	23
BP Capital Markets America, Inc.	JPM	5.000%	09/20/2011	0.173%		200	5	(5)	10
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%		19,600	33	(219)	252
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.474%		21,000	(763)	(626)	(137)
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%		28,200	47	(302)	349
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%		7,800	13	(89)	102
Brazil Government International Bond	RBS	1.000%	06/20/2015	0.966%		21,800	36	(310)	346
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%		2,000	(208)	(244)	36
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%		1,300	(135)	(157)	22
Egypt Government International Bond	HSBC	1.000%	03/20/2016	3.390%		1,000	(104)	(122)	18
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%		5,400	(561)	(669)	108

See Accompanying Notes	Annual Report	March 31, 2011	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Emirate of Abu Dhabi	CITI	1.000%	03/20/2016	1.067%	$	3,500	$(10)	$(3)	$(7)
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%		2,100	(5)	(16)	11
Emirate of Abu Dhabi	MSC	1.000%	03/20/2016	1.067%		2,500	(7)	(12)	5
France Government Bond	BCLY	0.250%	12/20/2015	0.693%		2,400	(48)	(48)	0
France Government Bond	BOA	0.250%	12/20/2015	0.693%		27,700	(554)	(630)	76
France Government Bond	CITI	0.250%	06/20/2015	0.620%		27,200	(410)	(614)	204
France Government Bond	CITI	0.250%	12/20/2015	0.693%		20,000	(400)	(550)	150
France Government Bond	DUB	0.250%	06/20/2015	0.620%		21,600	(326)	(708)	382
France Government Bond	JPM	0.250%	06/20/2015	0.620%		17,700	(267)	(625)	358
France Government Bond	JPM	0.250%	12/20/2015	0.693%		38,600	(771)	(776)	5
France Government Bond	RBS	0.250%	12/20/2015	0.693%		10,400	(208)	(202)	(6)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.928%		9,500	33	200	(167)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.928%		3,200	11	66	(55)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.928%		41,000	145	877	(732)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.928%		51,000	179	1,128	(949)
JPMorgan Chase & Co.	HSBC	1.000%	09/20/2011	0.116%		2,700	13	12	1
JPMorgan Chase & Co.	UBS	1.000%	09/20/2011	0.116%		2,300	11	10	1
MetLife, Inc.	BOA	1.000%	09/20/2013	0.774%		1,900	12	(92)	104
MetLife, Inc.	SOG	1.000%	09/20/2013	0.774%		12,900	76	(603)	679
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		10,500	38	(112)	150
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	0.776%		1,000	4	(6)	10
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%		1,000	4	(5)	9
Qatar Government International Bond	CITI	1.000%	03/20/2016	1.085%		1,500	(6)	(10)	4
Qatar Government International Bond	DUB	1.000%	03/20/2016	1.085%		1,500	(6)	(13)	7
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		5,000	(18)	(34)	16
Qatar Government International Bond	HSBC	1.000%	06/20/2016	1.106%		1,000	(5)	(7)	2
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		2,000	(8)	(5)	(3)
Qatar Government International Bond	RBS	1.000%	03/20/2016	1.085%		1,000	(4)	(1)	(3)
Republic of Italy Government Bond	BNP	1.000%	03/20/2014	1.133%		4,000	(13)	(54)	41
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	0.343%		200	0	(3)	3
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	0.343%		2,900	5	(36)	41
Spain Government International Bond	BNP	1.000%	03/20/2016	2.308%		25,300	(1,466)	(1,548)	82
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		5,000	(290)	(285)	(5)
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		1,200	(69)	(68)	(1)
Spain Government International Bond	MSC	1.000%	03/20/2016	2.308%		1,800	(104)	(102)	(2)
United Kingdom Gilt	BNP	1.000%	12/20/2015	0.512%		14,800	333	347	(14)
United Kingdom Gilt	BNP	1.000%	06/20/2016	0.562%		7,500	166	170	(4)

30	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	CSFB	1.000%	06/20/2015	0.450%	$	19,000	$435	$221	$214
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.512%		6,000	135	141	(6)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		20,500	469	144	325
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.512%		16,900	380	392	(12)
United Kingdom Gilt	GSC	1.000%	06/20/2015	0.450%		5,600	128	62	66
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.450%		12,300	281	129	152
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.450%		23,000	526	222	304

							$(3,072)	$(5,871)	$2,799

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	23,200	$3,053	$3,144	$(91)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		77,800	10,237	10,658	(421)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		34,300	4,514	5,007	(493)
CDX.EM-14 5-Year Index	RBS	5.000%	12/20/2015		15,700	2,066	2,159	(93)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		24,500	3,224	3,462	(238)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		9,900	1,389	1,336	53
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		12,000	416	277	139
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015		7,700	267	188	79
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		15,100	113	11	102
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015		12,900	97	93	4
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		1,100	2	2	0
CDX.IG-16 5-Year Index	GSC	1.000%	06/20/2016		354,200	803	710	93

						$26,181	$27,047	$(866)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2011	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM	EUR	29,100	$1,115	$0	$1,115
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		21,700	944	0	944
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		65,300	1,757	0	1,757
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	47,600	(1,048)	(347)	(701)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		190,500	(1,879)	(38)	(1,841)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM		48,700	319	99	220
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		10,100	64	21	43
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		30,400	323	117	206
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		75,000	(161)	(2)	(159)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		75,400	(134)	(68)	(66)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		99,900	925	295	630
Pay	1-Year BRL-CDI	11.600%	01/02/2012	MSC		147,700	2,481	1,187	1,294
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		191,300	835	(116)	951
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		29,700	527	264	263
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		231,000	7,185	(792)	7,977
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		4,500	282	30	252
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		55,200	3,461	237	3,224
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		74,500	209	(350)	559
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		309,900	1,017	186	831
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		104,100	342	145	197
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		90,300	384	0	384
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		90,900	522	(232)	754
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		141,000	1,241	573	668
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY	$	700	10	4	6
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		149,000	2,117	5,990	(3,873)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		35,600	506	1,324	(818)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		35,600	506	1,225	(719)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		95,600	1,358	559	799

							$25,208	$10,311	$14,897

(l)	Purchased options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	284,300	$689	$2,067

(m)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	435	$189	$(239)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	3,884	1,961	(912)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	841	394	(455)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	841	538	(165)

				$3,082	$(1,771)

32	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	284,300	$1,622	$(3,850)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,000	103	(219)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		51,700	352	(755)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		34,600	221	(505)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,324,900	10,664	(19,342)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		17,100	150	(219)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		287,300	2,979	(3,677)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		216,000	2,401	(2,765)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		127,000	1,408	(1,625)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		87,500	796	(1,120)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		241,900	2,680	(3,096)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		56,800	386	(6)
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		7,700	53	(1)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		20,400	135	(2)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		5,400	37	(1)

								$23,987	$(37,183)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	55,400	$170	$(96)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		72,100	235	(73)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011		12,500	62	(36)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		6,300	19	(11)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		21,400	86	(22)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		36,300	78	(84)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		36,300	149	(105)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		31,300	103	(55)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		31,300	97	(32)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	06/15/2011		13,200	40	(23)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	06/15/2011		13,200	49	(14)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		15,200	59	(35)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		15,200	70	(44)
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		20,600	68	(36)
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		20,600	90	(21)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	06/15/2011		24,100	75	(42)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		41,600	160	(42)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		16,700	47	(29)

See Accompanying Notes	Annual Report	March 31, 2011	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

Credit Default Swaptions on Credit Indices (Cont.)
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011	$	11,000	$59	$(32)
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011		32,200	145	(128)

							$1,861	$(960)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	117,900	$623	$(988)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		136,300	693	(1,143)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		267,200	2,968	(4,724)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		305,700	3,324	(5,391)

						$7,608	$(12,246)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	172,600	$1,458	$(961)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		264,700	2,362	(1,515)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		34,000	439	(208)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		38,300	287	(273)

							$4,546	$(2,957)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	5,736	$5,614,000	EUR	0	$48,269
Sales	37,912	10,699,700		319,200	76,895
Closing Buys	(35,544)	(9,084,700)		(319,200)	(70,254)
Expirations	0	(523,700)		0	(3,520)
Exercised	(2,103)	(2,064,500)		0	(10,306)

Balance at 03/31/2011	6,001	$4,640,800	EUR	0	$41,084

34	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

(n)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	8,503	04/2011	BOA	$0	$(230)	$(230)
Buy		1,972	04/2011	DUB	109	0	109
Sell		46,101	04/2011	DUB	0	(2,469)	(2,469)
Buy		705	04/2011	RBS	32	0	32
Buy	BRL	76,883	04/2011	BCLY	1,775	0	1,775
Sell		76,883	04/2011	HSBC	0	(1,081)	(1,081)
Buy		76,883	06/2011	HSBC	1,113	0	1,113
Buy	CAD	164,770	06/2011	BNP	1,065	0	1,065
Buy	CNY	16,306	11/2011	BCLY	3	(12)	(9)
Buy		68,760	11/2011	CITI	17	0	17
Buy		5,048	11/2011	HSBC	0	(5)	(5)
Buy		35,905	11/2011	JPM	0	(34)	(34)
Buy		3,308	11/2011	RBS	1	0	1
Buy		6,009	02/2012	BCLY	0	(6)	(6)
Buy		171,443	02/2012	DUB	196	0	196
Buy		334,608	02/2012	JPM	621	0	621
Sell	EUR	14,048	04/2011	BCLY	0	(260)	(260)
Sell		6,034	04/2011	BNP	0	(161)	(161)
Sell		2,115	04/2011	BOA	0	(78)	(78)
Sell		76,972	04/2011	CITI	0	(4,340)	(4,340)
Sell		43,343	04/2011	DUB	0	(2,305)	(2,305)
Sell		294,563	04/2011	MSC	0	(12,819)	(12,819)
Sell		94,663	04/2011	RBC	0	(6,828)	(6,828)
Sell		31,647	04/2011	RBS	0	(1,245)	(1,245)
Sell		160	04/2011	UBS	0	0	0
Sell	GBP	4,671	06/2011	BNP	34	0	34
Sell		28,501	06/2011	BOA	77	0	77
Buy	IDR	117,572,400	04/2011	BCLY	301	0	301
Sell		50,000,000	04/2011	BOA	0	(11)	(11)
Sell		23,000,000	04/2011	CITI	0	(2)	(2)
Buy		317,854,400	10/2011	CITI	1,409	0	1,409
Buy		145,040,000	10/2011	GSC	637	0	637
Buy		50,000,000	01/2012	BOA	34	0	34
Buy		23,000,000	01/2012	CITI	7	0	7
Buy	INR	1,010,300	08/2011	DUB	598	0	598
Buy		2,606,000	08/2011	HSBC	1,365	0	1,365
Buy		868,464	08/2011	JPM	450	0	450
Buy		3,982,172	08/2011	RBS	1,827	0	1,827
Sell	JPY	4,869,982	04/2011	DUB	3,093	0	3,093
Sell		1,094,917	04/2011	RBS	0	(16)	(16)
Sell		21,860,000	05/2011	DUB	5,448	0	5,448
Buy	KRW	48,529,100	05/2011	BCLY	1,041	0	1,041
Buy		75,613,778	05/2011	CITI	1,838	0	1,838
Buy		24,089,740	05/2011	DUB	583	0	583
Buy		2,726,554	05/2011	GSC	79	0	79
Buy		6,385,000	05/2011	HSBC	123	0	123
Buy		93,687,087	05/2011	JPM	4,137	0	4,137
Buy		12,803,000	05/2011	RBS	335	0	335
Buy		2,617,860	05/2011	UBS	82	0	82
Buy	MXN	645,514	07/2011	HSBC	435	0	435
Buy		121	07/2011	MSC	0	0	0
Buy	MYR	31,032	05/2011	CITI	176	0	176
Buy		82,572	08/2011	BCLY	495	0	495
Buy		82,270	08/2011	CITI	437	0	437
Buy		23,847	08/2011	HSBC	107	0	107
Buy		14,000	08/2011	JPM	69	0	69

See Accompanying Notes	Annual Report	March 31, 2011	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	NZD	4,871	04/2011	UBS	$45	$0	$45
Buy	PHP	55,000	06/2011	BOA	0	(7)	(7)
Buy		2,202,096	06/2011	CITI	543	(41)	502
Buy		319,210	06/2011	DUB	102	0	102
Buy		150,861	06/2011	HSBC	32	0	32
Buy		206,289	06/2011	JPM	52	0	52
Buy		132,665	06/2011	RBS	0	(27)	(27)
Buy		1,930,815	11/2011	BCLY	954	0	954
Buy		616,600	11/2011	CITI	291	0	291
Buy	SGD	65,517	06/2011	BOA	762	0	762
Buy		4,500	09/2011	BCLY	52	0	52
Buy		10,400	09/2011	CITI	121	0	121
Buy		5,000	09/2011	DUB	48	0	48
Buy		12,820	09/2011	JPM	132	0	132
Buy		10,500	09/2011	RBS	124	0	124

					$33,407	$(31,977)	$1,430

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$70,499	$4,960	$75,459
Corporate Bonds & Notes
Banking & Finance	0	1,962,141	7,815	1,969,956
Industrials	0	506,231	7,210	513,441
Utilities	0	84,901	0	84,901
Convertible Bonds & Notes
Banking & Finance	0	11,867	0	11,867
Industrials	0	9,439	0	9,439
Municipal Bonds & Notes
California	0	35,547	0	35,547
District of Columbia	0	6,329	0	6,329
Illinois	0	5,172	0	5,172
Nevada	0	13,814	0	13,814
New York	0	12,012	0	12,012
Ohio	0	13,050	0	13,050
Puerto Rico	0	1,584	0	1,584
Rhode Island	0	2,347	0	2,347
Texas	0	2,388	0	2,388
West Virginia	0	8,730	0	8,730
U.S. Government Agencies	0	85,360	16,366	101,726
U.S. Treasury Obligations	0	16,274,286	0	16,274,286
Mortgage-Backed Securities	0	765,479	0	765,479
Asset-Backed Securities	0	460,270	139,197	599,467
Sovereign Issues	0	583,889	173,309	757,198
Common Stocks
Financials	297	0	0	297
Convertible Preferred Securities
Banking & Finance	10,125	0	0	10,125

36	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Preferred Securities
Banking & Finance	$2,192	$17,429	$0	$19,621
Short-Term Instruments
Certificates of Deposit	0	109,176	0	109,176
Repurchase Agreements	0	35,552	0	35,552
Short-Term Notes	0	23,388	0	23,388
Japan Treasury Bills	0	262,774	0	262,774
U.S. Treasury Bills	0	18,855	0	18,855
PIMCO Short-Term Floating NAV Portfolio	5,180	0	0	5,180
Purchased Options
Interest Rate Contracts	0	2,067	0	2,067
	$17,794	$21,384,576	$348,857	$21,751,227

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	7,935	0	7,935
Foreign Exchange Contracts	0	33,407	0	33,407
Interest Rate Contracts	650	23,074	0	23,724
	$650	$64,416	$0	$65,066

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(11,549)	0	(11,549)
Foreign Exchange Contracts	0	(31,977)	0	(31,977)
Interest Rate Contracts	(1,965)	(47,130)	(15,203)	(64,298)
	$(1,965)	$(90,656)	$(15,203)	$(107,824)
Totals	$16,479	$21,358,336	$333,654	$21,708,469

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Bank Loan Obligations	$0	$5,000	$0	$0	$0	$(40)	$0	$0	$4,960	$(40)
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	7,815	0	7,815	0
Industrials	0	7,223	0	(15)	0	2	0	0	7,210	2
U.S. Government Agencies	62	17,500	(1,216)	0	0	20	0	0	16,366	20
Mortgage-Backed Securities	8,689	0	0	71	0	672	0	(9,432)	0	0
Asset-Backed Securities	51,362	110,024	(10,709)	261	33	1,311	0	(13,085)	139,197	883
Sovereign Issues	0	173,656	0	0	0	(347)	0	0	173,309	(347)

	$60,113	$313,403	$(11,925)	$317	$33	$1,618	$7,815	$(22,517)	$348,857	$518

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,815)	$0	$(10,408)	$0	$552	$(3,532)	$0	$0	$(15,203)	$(3,108)

Totals	$58,298	$313,403	$(22,333)	$317	$585	$(1,914)	$7,815	$(22,517)	$333,654	$(2,590)

See Accompanying Notes	Annual Report	March 31, 2011	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$2,067	$2,067
Variation margin receivable (2)	0	0	0	0	1,486	1,486
Unrealized appreciation on foreign currency contracts	0	0	0	33,407	0	33,407
Unrealized appreciation on swap agreements	0	7,935	0	0	23,074	31,009

	$0	$7,935	$0	$33,407	$26,627	$67,969

Liabilities:
Written options outstanding	$0	$960	$0	$0	$54,157	$55,117
Unrealized depreciation on foreign currency contracts	0	0	0	31,977	0	31,977
Unrealized depreciation on swap agreements	0	10,588	0	0	8,177	18,765

	$0	$11,548	$0	$31,977	$62,334	$105,859

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$(6,898)	$0	$2,968	$25,479	$21,549
Net realized gain on foreign currency transactions	0	0	0	19,540	0	19,540

	$0	$(6,898)	$0	$22,508	$25,479	$41,089

38	PIMCO Funds	PIMCO Real Return Fund	See Accompanying Notes

March 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$1,377	$1,377
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	16,804	0	(1,100)	(59,101)	(43,397)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(26,738)	0	(26,738)

	$0	$16,804	$0	$(27,838)	$(57,724)	$(68,758)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(1,315) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$9,176	$(8,660)	$516
BNP	1,659	(1,460)	199
BOA	(1,699)	1,323	(376)
CITI	3,979	(3,910)	69
CSFB	453	(420)	33
DUB	7,301	(7,050)	251
GSC	892	(780)	112
HSBC	5,248	(4,520)	728
JPM	3,679	(3,200)	479
MLP	10,646	(10,590)	56
MSC	(22,598)	17,097	(5,501)
RBC	(6,828)	6,196	(632)
RBS	(18,685)	14,885	(3,800)
SOG	536	(750)	(214)
UBS	2,985	(2,710)	275

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	39

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Class A, B, C and R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Certain detailed financial information for the Institutional, P, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

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(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be

Annual Report	March 31, 2011	41

Notes to Financial Statements (Cont.)

affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Annual Report	March 31, 2011	43

Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

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(c) Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate

Annual Report	March 31, 2011	45

Notes to Financial Statements (Cont.)

securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as

46	PIMCO Funds	PIMCO Real Return Fund

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a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

(i) When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of financial derivative activity for the Fund.

Annual Report	March 31, 2011	47

Notes to Financial Statements (Cont.)

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the

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underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for

Annual Report	March 31, 2011	49

Notes to Financial Statements (Cont.)

the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

50	PIMCO Funds	PIMCO Real Return Fund

March 31, 2011

The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2011 for which the Fund is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or

Annual Report	March 31, 2011	51

Notes to Financial Statements (Cont.)

inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing

52	PIMCO Funds	PIMCO Real Return Fund

March 31, 2011

extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial

Annual Report	March 31, 2011	53

Notes to Financial Statements (Cont.)

statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
A, B, C and R Classes	Institutional Class	Class P	Administrative Class	Class D (1)
0.40% (2)	0.20%	0.30%	0.20%	0.60%
(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b 1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.

54	PIMCO Funds	PIMCO Real Return Fund

March 31, 2011

(c) Distribution and Servicing Fees Effective February 14, 2011, PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributors was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributors or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributors distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.50%	0.25%
Class R	0.25%	0.25%

The Distributors also receive the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2011, the Distributors received $27,197,430 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Annual Report	March 31, 2011	55

Notes to Financial Statements (Cont.)

Effective January 1, 2011, each unaffiliated Trustee will receive an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

Prior to January 1, 2011, each unaffiliated Trustee received an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Short-Term Floating NAV Portfolio does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2011, the Fund below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$269,980	$28,596

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended March 31, 2011 (amounts in thousands):

Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation	Market Value 03/31/2011	Dividend Income
$101,333	$4,859,588	$(4,955,900)	$159	$0	$5,180	$388

56	PIMCO Funds	PIMCO Real Return Fund

March 31, 2011

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$34,170,898	$34,186,256	$3,661,162	$2,611,882

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	S hares	Amount

Receipts for shares sold
Class A	140,211	$1,589,987	173,271	$1,835,891
Class B	358	4,049	2,169	22,639
Class C	59,388	673,333	93,798	996,955
Class R	15,145	171,467	13,318	142,286
Other Classes	444,879	5,035,002	535,498	5,652,857

Issued as reinvestment of distributions
Class A	6,544	74,306	10,347	110,475
Class B	215	2,428	811	8,640
Class C	2,442	27,703	4,200	44,867
Class R	472	5,360	638	6,812
Other Classes	21,478	243,928	32,945	351,938

Annual Report	March 31, 2011	57

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount

Cost of shares redeemed
Class A	(131,279)	$(1,487,933)	(139,497)	$(1,461,077)
Class B	(17,884)	(202,831)	(11,804)	(125,334)
Class C	(52,819)	(599,188)	(32,798)	(348,639)
Class R	(10,571)	(119,886)	(5,971)	(63,401)
Other Classes	(452,511)	(5,101,209)	(244,448)	(2,587,369)
Net increase resulting from Fund share transactions	26,068	$316,516	432,477	$4,587,540

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax position for all open tax years, and concluded that the adoptions had no effect on the Fund’s financial position or results of operations. As of March 31, 2011, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$27,901	$91,680	$331,030	$(83,357)	$0	$0
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

58	PIMCO Funds	PIMCO Real Return Fund

March 31, 2011

As of March 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$21,424,367	$446,532	$(119,672)	$326,860
(3)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2011 and March 31, 2010, respectively, the Fund made the following tax basis distributions (amounts in thousands):

March 31, 2011			March 31, 2010
Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
$423,022	$0	$0	$620,491	$0	$0
(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

Effective May 1, 2011, the Supervisory and Administrative Fee was reduced on the Fund. Please reference the Supervisory and Administrative Fee table in Note 7(b) for additional information.

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Fund’s financial statements.

Annual Report	March 31, 2011	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Class A, Class B, Class C and Class R Shareholders of PIMCO Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class A, Class B, Class C and Class R shares present fairly, in all material respects, the financial position of PIMCO Real Return Fund (one series of PIMCO Funds, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Fund for the Class A, Class B, Class C and Class R shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 20, 2011

60	PIMCO Funds	PIMCO Real Return Fund

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	JPM	JPMorgan Chase & Co.
BNP	BNP Paribas Bank	MLP	Merrill Lynch & Co., Inc.
BOA	Bank of America	MSC	Morgan Stanley
CITI	Citigroup, Inc.	RBC	Royal Bank of Canada
CSFB	Credit Suisse First Boston	RBS	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SOG	Societe Generale
GSC	Goldman Sachs & Co.	UBS	UBS Warburg LLC
HSBC	HSBC Bank USA

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNY	Chinese Renminbi	MYR	Malaysian Ringgit
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	PHP	Philippine Peso
IDR	Indonesian Rupiah	SGD	Singapore Dollar
INR	Indian Rupee	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange

Index Abbreviations:
CDX.EM	Credit Derivatives Index-Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index-High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.IG	Credit Derivatives Index-Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

Annual Report	March 31, 2011	61

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2011) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Fund’s fiscal 2011 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Real Return Fund	0.41%	0.41%	$347,093	$0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2012, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2011.

62	PIMCO Funds	PIMCO Real Return Fund

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc.
Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	145	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.
Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

Annual Report	March 31, 2011	63

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.
Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.
J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.
Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

64	PIMCO Funds	PIMCO Real Return Fund

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	March 31, 2011	65

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3002AR_033111

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to reflect a change in the principal underwriter of the series of the Registrant. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2011	$3,725,169
March 31, 2010	$3,301,073

(b) Fiscal Year Ended	Audit-Related Fees (1)
March 31, 2011	$10,750
March 31, 2010	$10,750

(c) Fiscal Year Ended	Tax Fees (2)
March 31, 2011	$—
March 31, 2010	$—

(d) Fiscal Year Ended	All Other Fees (3)
March 31, 2011	$—
March 31, 2010	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2011	March 31, 2010
PIMCO Funds	$10,750	$10,750
Pacific Investment Management Company LLC (“PIMCO”)	$2,517,149	$1,745,946
Allianz Global Investors Fund Management LLC	$829,650	$686,930
Allianz Global Investors of America L.P.	$2,776,625	$1,927,354

Totals	$6,134,174	$4,370,980

h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

William J. Popejoy;

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

PIMCO Total Return Fund

March 31, 2011

Complete Schedule of Investments

Schedule of Investments  PIMCO Total Return Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%

American General Finance Corp.
7.250% due 04/21/2015		$355,250	$356,249

Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		10,000	9,992

CIT Group, Inc.
6.250% due 08/11/2015		194,580	197,515

CommScope, Inc.
5.000% due 01/14/2018		11,000	11,089

Ford Motor Co.
3.010% due 12/15/2013		272,231	272,421

Fresenius Medical Care Capital Trust
1.682% due 03/31/2013		2	2

Georgia-Pacific Corp.
2.310% due 12/21/2012		7,500	7,506

HCA, Inc.
1.557% due 11/17/2012		100,900	100,401
2.557% due 11/14/2013		62,000	61,801

Intelsat Ltd.
5.250% due 04/02/2018		25,000	25,197

International Lease Finance Corp.
6.750% due 03/17/2015		40,000	40,293
7.000% due 03/17/2016		41,146	41,469

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	11,000	15,693

Nalco Co.
4.500% due 10/05/2017		$5,000	5,051

Reynolds Group Holdings
4.250% due 02/09/2018		1,500	1,509

Rovi Corp.
4.000% due 02/07/2018		6,000	6,049

Sensata Technologies BV
2.033% due 04/27/2013		13	13
2.054% due 04/27/2013		4,798	4,766

SunGard Data Systems, Inc.
3.743% due 02/28/2014		3,500	3,481

Syniverse Holdings, Inc.
5.250% due 12/31/2017		6,982	7,046

Texas Competitive Electric Holdings Co. LLC
3.746% due 10/10/2014		445	375
3.759% due 10/10/2014		28,236	23,823
3.803% due 10/10/2014		2,630	2,220

Transdigm Group, Inc.
4.000% due 02/14/2017		11,970	12,077

TXU Technology
3.746% due 10/10/2014		702	592

UCI International, Inc.
5.500% due 07/26/2017		4,988	5,023

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		45,000	44,644

US Airways Group, Inc.
2.752% due 03/23/2014		26,600	24,332

Vodafone Group PLC
6.875% due 08/11/2015		143,911	145,350

Yell Group
3.996% due 07/31/2014		26,534	11,100

Total Bank Loan Obligations (Cost $1,442,611)			1,437,079

CORPORATE BONDS & NOTES 32.3%

BANKING & FINANCE 25.2%

21st Century Insurance Group
5.900% due 12/15/2013		160	171

Abbey National Capital Trust I
8.963% due 12/29/2049		10,000	10,976

Abbey National Sterling Capital PLC
11.500% due 01/04/2017	GBP	200	393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ABN AMRO North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049		$15,000	$14,475

Ace INA Holdings, Inc.
5.700% due 02/15/2017		50	55
5.875% due 06/15/2014		3,400	3,774

Aflac, Inc.
6.900% due 12/17/2039		31,000	32,626

AIG Life Holdings U.S., Inc.
6.625% due 02/15/2029		56,950	57,591
7.500% due 07/15/2025		15,080	16,249

AIG SunAmerica Global Financing X
6.900% due 03/15/2032		19,896	21,833

Allstate Corp.
5.000% due 08/15/2014		70	76
6.125% due 12/15/2032		150	156
6.125% due 05/15/2067		5,200	5,278
6.500% due 05/15/2067		8,000	8,170

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		167,200	180,369

Ally Credit Canada Ltd.
6.000% due 05/23/2012	EUR	27,165	39,403

Ally Financial, Inc.
0.000% due 12/01/2012		$13,000	12,221
2.510% due 12/01/2014		10,300	10,005
3.512% due 02/11/2014		386,906	388,162
4.500% due 02/11/2014		7,000	7,018
5.250% due 01/15/2014		61	59
5.375% due 06/06/2011		145,488	146,761
5.375% due 06/06/2011	EUR	59,035	85,170
5.700% due 10/15/2013		$15	15
5.700% due 12/15/2013		312	304
5.850% due 05/15/2013		60	59
5.850% due 06/15/2013		80	78
5.900% due 12/15/2013		194	190
5.900% due 01/15/2019		491	434
5.900% due 02/15/2019		474	421
5.900% due 10/15/2019		86	75
6.000% due 04/01/2011		29,420	29,449
6.000% due 12/15/2011		132,732	136,054
6.000% due 05/23/2012		23,418	24,179
6.000% due 11/15/2013		239	235
6.000% due 12/15/2013		111	108
6.000% due 02/15/2019		5,288	4,722
6.000% due 03/15/2019		15,116	13,429
6.000% due 04/15/2019		3,454	3,068
6.000% due 09/15/2019		569	500
6.050% due 08/15/2019		1,404	1,240
6.050% due 10/15/2019		1,662	1,467
6.100% due 11/15/2013		124	122
6.100% due 09/15/2019		722	640
6.125% due 10/15/2019		306	272
6.150% due 09/15/2013		50	49
6.150% due 11/15/2013		25	25
6.150% due 12/15/2013		35	35
6.150% due 08/15/2019		2,022	1,796
6.150% due 09/15/2019		785	697
6.150% due 10/15/2019		1,736	1,543
6.200% due 11/15/2013		154	152
6.200% due 04/15/2019		2,980	2,684
6.250% due 07/15/2013		230	228
6.250% due 10/15/2013		111	110
6.250% due 11/15/2013		170	168
6.250% due 02/15/2016		280	264
6.250% due 12/01/2017		7,100	7,242
6.250% due 12/15/2018		320	287
6.250% due 01/15/2019		409	368

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.250% due 04/15/2019	$2,697	$	2,434
6.250% due 05/15/2019	1,161		1,048
6.250% due 07/15/2019	1,686		1,511
6.300% due 03/15/2013	20		20
6.300% due 10/15/2013	160		159
6.300% due 11/15/2013	135		134
6.300% due 03/15/2016	1,195		1,126
6.300% due 08/15/2019	512		459
6.350% due 02/15/2016	75		72
6.350% due 04/15/2016	234		219
6.350% due 10/15/2016	60		56
6.350% due 04/15/2019	1,184		1,077
6.350% due 07/15/2019	1,520		1,371
6.375% due 01/15/2014	120		119
6.400% due 03/15/2013	50		50
6.400% due 03/15/2016	50		47
6.400% due 12/15/2018	96		88
6.400% due 11/15/2019	2,403		2,174
6.500% due 02/15/2013	105		104
6.500% due 03/15/2013	117		116
6.500% due 04/15/2013	190		189
6.500% due 05/15/2013	228		226
6.500% due 06/15/2013	20		20
6.500% due 08/15/2013	50		50
6.500% due 11/15/2013	388		386
6.500% due 02/15/2016	15		14
6.500% due 03/15/2016	167		159
6.500% due 09/15/2016	436		410
6.500% due 10/15/2016	751		706
6.500% due 06/15/2018	2,860		2,645
6.500% due 12/15/2018	802		735
6.500% due 05/15/2019	1,377		1,265
6.500% due 01/15/2020	42		38
6.550% due 10/15/2016	450		424
6.550% due 12/15/2019	105		96
6.600% due 08/15/2016	5,162		4,874
6.600% due 05/15/2018	100		93
6.600% due 06/15/2019	346		317
6.625% due 05/15/2012	137,800		142,859
6.650% due 02/15/2013	46		46
6.650% due 04/15/2016	109		104
6.650% due 06/15/2018	67		63
6.650% due 10/15/2018	517		479
6.700% due 05/15/2014	55		55
6.700% due 06/15/2014	263		261
6.700% due 08/15/2016	125		119
6.700% due 06/15/2018	2,828		2,648
6.700% due 11/15/2018	154		143
6.700% due 06/15/2019	582		537
6.700% due 12/15/2019	60		55
6.750% due 09/15/2012	1,490		1,475
6.750% due 10/15/2012	1,102		1,093
6.750% due 04/15/2013	73		73
6.750% due 06/15/2014	95		95
6.750% due 12/01/2014	111,734		117,454
6.750% due 07/15/2016	226		218
6.750% due 08/15/2016	1,683		1,600
6.750% due 09/15/2016	534		508
6.750% due 11/15/2016	105		100
6.750% due 03/15/2018	363		342
6.750% due 07/15/2018	421		394
6.750% due 09/15/2018	223		207
6.750% due 10/15/2018	256		239
6.750% due 11/15/2018	488		453
6.750% due 05/15/2019	2,291		2,118
6.750% due 06/15/2019	682		631
6.800% due 04/15/2013	20		20

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.800% due 09/15/2016	$10	$10
6.800% due 09/15/2018	172	160
6.800% due 10/15/2018	445	416
6.850% due 04/15/2016	200	193
6.850% due 05/15/2016	60	57
6.850% due 07/15/2016	50	48
6.850% due 05/15/2018	201	190
6.875% due 09/15/2011	337,962	345,144
6.875% due 08/28/2012	333,875	351,687
6.875% due 10/15/2012	987	981
6.875% due 08/15/2016	1,712	1,637
6.875% due 07/15/2018	40	38
6.900% due 06/15/2017	540	516
6.900% due 07/15/2018	870	822
6.900% due 08/15/2018	278	262
6.950% due 06/15/2017	100	96
7.000% due 02/01/2012	67,317	69,589
7.000% due 02/01/2012 (l)	98,805	101,949
7.000% due 10/15/2012	892	888
7.000% due 12/15/2012	856	849
7.000% due 01/15/2013	947	947
7.000% due 08/15/2013	97	97
7.000% due 05/15/2016	269	259
7.000% due 08/15/2016	64	62
7.000% due 11/15/2016	377	363
7.000% due 12/15/2016	215	207
7.000% due 02/15/2017	75	72
7.000% due 06/15/2017	721	692
7.000% due 07/15/2017	764	733
7.000% due 02/15/2018	1,781	1,702
7.000% due 03/15/2018	384	367
7.000% due 05/15/2018	316	302
7.000% due 08/15/2018	95	90
7.000% due 09/15/2018	130	123
7.000% due 02/15/2021	191	181
7.000% due 09/15/2021	376	355
7.000% due 11/15/2024	11,557	10,827
7.050% due 03/15/2018	1,225	1,173
7.050% due 04/15/2018	533	510
7.100% due 09/15/2012	1,800	1,802
7.100% due 01/15/2013	255	255
7.125% due 08/15/2012	9,553	9,526
7.125% due 12/15/2012	304	302
7.125% due 10/15/2017	713	688
7.150% due 11/15/2012	264	263
7.150% due 06/15/2016	297	288
7.150% due 09/15/2018	353	336
7.150% due 03/15/2025	90	84
7.200% due 10/15/2017	685	664
7.250% due 08/15/2012	5,893	5,884
7.250% due 06/15/2016	375	365
7.250% due 09/15/2017	10,086	9,807
7.250% due 01/15/2018	912	884
7.250% due 04/15/2018	2,723	2,632
7.250% due 08/15/2018	5,418	5,200
7.250% due 09/15/2018	261	250
7.250% due 01/15/2025	2,346	2,239
7.250% due 02/15/2025	297	283
7.250% due 03/15/2025	210	196
7.300% due 12/15/2017	102	99
7.300% due 01/15/2018	2,600	2,525
7.350% due 04/15/2018	2,093	2,034
7.375% due 11/15/2016	5,047	4,938
7.375% due 04/15/2018	328	319
7.400% due 12/15/2017	2,217	2,164
7.500% due 10/15/2012	145	146
7.500% due 12/31/2013	116,315	126,347

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 05/15/2016		$555	$545
7.500% due 11/15/2016		8,510	8,378
7.500% due 08/15/2017		752	740
7.500% due 11/15/2017		997	980
7.500% due 12/15/2017		2,450	2,403
7.500% due 09/15/2020		253,800	271,883
7.500% due 03/15/2025		50	48
7.625% due 11/15/2012		151	151
7.750% due 10/15/2012		123	123
7.750% due 10/15/2017		133	132
8.000% due 10/15/2017		117	117
8.000% due 11/15/2017		144	144
8.000% due 03/15/2020		20,000	21,825
8.000% due 11/01/2031		71,670	79,792
8.125% due 11/15/2017		196	197
8.250% due 03/15/2017		40	40
8.300% due 02/12/2015		191,945	210,900
9.000% due 07/15/2015		276	277
9.000% due 07/15/2020		154	155

American Express Bank FSB
0.378% due 05/29/2012		17,325	17,287
0.406% due 06/12/2012		34,783	34,693
0.556% due 06/12/2017		10,000	9,539
5.500% due 04/16/2013		270,840	290,458
6.000% due 09/13/2017		330,700	366,434

American Express Centurion Bank
0.406% due 06/12/2012		1,300	1,297
5.550% due 10/17/2012		12,800	13,562
6.000% due 09/13/2017		309,600	344,908

American Express Co.
5.250% due 09/12/2011		1,100	1,122
5.500% due 09/12/2016		335	365
6.150% due 08/28/2017		55,475	62,082
6.800% due 09/01/2066		7,489	7,695
7.000% due 03/19/2018		346,814	405,223
7.250% due 05/20/2014		12,500	14,216
8.125% due 05/20/2019		500	624
8.150% due 03/19/2038		90	121

American Express Credit Corp.
0.368% due 02/24/2012		3,000	2,996
0.414% due 06/16/2011		41,317	41,327
5.125% due 08/25/2014		62,900	67,839
5.375% due 10/01/2014	GBP	250	420
5.875% due 05/02/2013		$162,610	175,553
6.625% due 09/24/2012	GBP	100	169
7.300% due 08/20/2013		$115	129

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		51,700	51,624
5.250% due 11/21/2011		44,909	46,170

American General Capital II
8.500% due 07/01/2030		81,500	89,650

American General Institutional Capital A
7.570% due 12/01/2045		20,000	20,550

American Honda Finance Corp.
1.059% due 06/20/2011		25,000	25,034

American International Group, Inc.
0.000% due 10/15/2037		200,000	28,123
0.000% due 01/18/2047		135,329	12,623
0.409% due 03/20/2012		107,300	106,424
0.413% due 10/18/2011		98,950	98,527
0.439% due 10/22/2012	JPY	5,000,000	58,474
1.179% due 04/26/2011	EUR	20,750	29,431
1.184% due 07/19/2013		16,600	22,189
1.400% due 04/03/2012	JPY	5,600,000	66,792
1.490% due 12/21/2011		11,900,000	142,148
2.500% due 03/23/2012	SEK	54,000	8,437
2.750% due 12/21/2016	CHF	13,820	13,948

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.875% due 06/20/2011	CHF	20,000	$	21,992
2.875% due 04/16/2015		56,335		58,727
3.375% due 06/29/2017		23,320		23,718
3.750% due 11/30/2013		$139,700		142,489
4.000% due 09/20/2011	EUR	92,200		131,369
4.250% due 05/15/2013		$191,851		198,460
4.375% due 04/26/2016	EUR	14,650		20,119
4.500% due 12/20/2017 (p)	HKD	500,000		62,032
4.875% due 03/15/2067	EUR	85,800		101,836
4.900% due 06/02/2014	CAD	71,086		74,213
4.950% due 03/20/2012		$178,430		183,897
5.000% due 06/26/2017	EUR	23,250		32,143
5.000% due 04/26/2023	GBP	26,500		36,795
5.050% due 10/01/2015		$148,011		153,048
5.375% due 10/18/2011		136,830		139,053
5.450% due 05/18/2017		270,310		277,785
5.600% due 10/18/2016		123,771		128,837
5.750% due 03/15/2067	GBP	50,000		69,382
5.850% due 01/16/2018		$321,717		335,748
6.250% due 05/01/2036		236,615		235,355
6.250% due 03/15/2087		136,921		125,967
6.400% due 12/15/2020		51,600		55,108
7.980% due 06/15/2017	MXN	177,485		12,940
8.000% due 05/22/2068	EUR	117,250		166,997
8.175% due 05/15/2068		$915,616		992,299
8.250% due 08/15/2018		752,405		881,661
8.625% due 05/22/2068	GBP	238,650		401,027

Amsouth Bank
5.200% due 04/01/2015		$5,000		4,954

Anadarko Finance Co.
7.500% due 05/01/2031		400		443

ANZ National International Ltd.
6.200% due 07/19/2013		231,250		252,229

ASB Finance Ltd.
1.144% due 02/13/2012	EUR	700		991

Asian Development Bank
4.500% due 09/04/2012		$160		169

ASIF Global Financing XIX
4.900% due 01/17/2013		10,493		11,018

ASIF II
5.125% due 01/28/2013	GBP	11,482		18,860

ASIF III Jersey Ltd.
4.750% due 09/11/2013	EUR	17,479		25,407

Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		$114,700		114,720
4.750% due 12/07/2018	GBP	300		489

AXA S.A.
6.463% due 12/29/2049		$800		706

BAC Capital Trust VI
5.625% due 03/08/2035		7,200		6,301

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	72,050		89,580

BAC Capital Trust XI
6.625% due 05/23/2036		$90		89

BAC Capital Trust XIV
5.630% due 09/29/2049		345		268

BAC Capital Trust XV
1.110% due 06/01/2056		10		7

Banco del Estado de Chile
4.125% due 10/07/2020		38,000		35,591

Banco do Brasil S.A.
4.500% due 01/22/2015		32,500		34,011
4.500% due 01/20/2016	EUR	50,000		70,257
6.000% due 01/22/2020		$11,500		12,132

Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		5,000		4,910

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$24,500	$24,836

Banco Santander Brasil S.A.
2.409% due 03/18/2014		486,400	488,135
4.250% due 01/14/2016		244,300	244,911
4.500% due 04/06/2015		40,400	41,253

Banco Santander Chile
1.903% due 01/19/2016		169,700	169,234

Bank of America Corp.
0.563% due 10/14/2016		45,000	42,076
0.643% due 08/15/2016		82,800	77,079
0.810% due 09/11/2012		2,300	2,297
1.237% due 02/05/2014	EUR	21,550	29,741
1.325% due 09/12/2013		5,000	6,955
1.723% due 01/30/2014		$5,000	5,086
3.125% due 06/15/2012		220	227
4.000% due 03/28/2018	EUR	9,700	13,043
4.750% due 08/15/2013		$500	526
4.750% due 05/23/2017	EUR	11,000	14,876
4.750% due 05/06/2019		9,182	12,452
4.875% due 09/15/2012		$10,250	10,736
4.875% due 01/15/2013		5,310	5,582
5.125% due 11/15/2014		125	133
5.200% due 03/15/2018		100	97
5.250% due 12/01/2015		275	288
5.250% due 11/09/2016	GBP	100	159
5.302% due 02/14/2017	AUD	11,000	10,139
5.375% due 08/15/2011		$2,000	2,034
5.375% due 09/11/2012		250	263
5.500% due 12/04/2019	GBP	500	801
5.625% due 10/14/2016		$185	197
5.625% due 07/01/2020		300	308
5.650% due 05/01/2018		77,390	80,859
5.750% due 12/01/2017		87,940	92,646
6.000% due 09/01/2017		234,105	250,924
6.125% due 09/15/2021	GBP	200	331
6.250% due 04/15/2012		$125	132
6.500% due 08/01/2016		27,155	30,039
7.000% due 06/15/2016	EUR	8,250	12,844
7.250% due 10/15/2025		$200	210
7.375% due 05/15/2014		137,775	155,571
7.625% due 06/01/2019		17,490	20,263
7.800% due 09/15/2016		2,000	2,263

Bank of America Institutional Capital A
8.070% due 12/31/2026		4,400	4,532

Bank of America N.A.
0.590% due 06/15/2016		120,960	112,820
5.300% due 03/15/2017		500	513
6.000% due 10/15/2036		70,100	68,357
6.100% due 06/15/2017		5,850	6,222

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,700	126,013

Bank of Montreal
2.850% due 06/09/2015		134,500	135,634

Bank of New York Mellon Corp.
4.500% due 04/01/2013		500	533
6.375% due 04/01/2012		200	211

Bank of Nova Scotia
1.450% due 07/26/2013		3,000	3,006
1.650% due 10/29/2015		163,300	156,625
2.250% due 01/22/2013		48,000	48,999

Bank of Scotland PLC
5.250% due 02/21/2017		100	103
5.500% due 06/15/2012		12,000	12,729
5.625% due 05/23/2013	EUR	3,900	5,715
7.281% due 05/29/2049	GBP	50	69
7.286% due 05/29/2049		50	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank One Capital III
8.750% due 09/01/2030		$325	$401

Bank One Corp.
4.900% due 04/30/2015		20,000	21,103
5.900% due 11/15/2011		12,500	12,903
7.750% due 07/15/2025		200	233

BankAmerica Capital II
8.000% due 12/15/2026		10	10

Barclays Bank PLC
0.484% due 03/23/2017		1,900	1,849
2.375% due 01/13/2014		43,400	43,640
2.500% due 01/23/2013		65,000	66,128
5.000% due 09/22/2016		900	954
5.200% due 07/10/2014		4,400	4,755
5.250% due 05/27/2014	EUR	50	74
5.450% due 09/12/2012		$135,450	143,650
5.750% due 08/17/2021	GBP	750	1,219
6.000% due 01/23/2018	EUR	900	1,289
6.050% due 12/04/2017		$271,836	283,191
6.369% due 06/29/2049	GBP	3,500	5,053
6.750% due 05/22/2019		$700	791
6.860% due 09/29/2049		6,410	6,057
7.434% due 09/29/2049		90,125	90,576
8.550% due 09/29/2049		1,300	1,302
10.179% due 06/12/2021		489,977	624,775
14.000% due 11/29/2049	GBP	337,508	709,273

Barnett Capital III
0.929% due 02/01/2027		$2,000	1,546

BB&T Corp.
4.750% due 10/01/2012		145	152
6.500% due 08/01/2011		500	510

BBVA Bancomer S.A.
4.500% due 03/10/2016		96,500	97,064
6.500% due 03/10/2021		191,600	190,071

Bear Stearns Cos. LLC
0.612% due 02/23/2012		1,000	997
0.702% due 11/21/2016		13,706	13,522
1.331% due 07/27/2012	EUR	24,000	33,973
1.540% due 11/30/2011	JPY	2,000,000	24,196
5.300% due 10/30/2015		$21,200	22,834
5.350% due 02/01/2012		905	941
5.500% due 08/15/2011		10,325	10,517
5.550% due 01/22/2017		1,355	1,439
6.400% due 10/02/2017		237,429	266,722
6.950% due 08/10/2012		565,980	609,304
7.250% due 02/01/2018		222,065	258,687

BellSouth Capital Funding Corp.
7.875% due 02/15/2030		20	24

BFC Finance Corp.
7.375% due 12/01/2017		825	943

BM&FBovespa S.A.
5.500% due 07/16/2020		16,500	16,942

BNP Paribas
0.509% due 12/09/2016		10,000	9,853
3.600% due 02/23/2016		100,000	100,103
5.000% due 01/15/2021		187,800	189,628
5.186% due 06/29/2049		3,950	3,822
5.954% due 07/29/2049	GBP	450	677
7.195% due 06/29/2049		$25,500	24,735

BNY Mellon N.A.
4.750% due 12/15/2014		50	54

BNZ International Funding Ltd.
2.625% due 06/05/2012		10,000	10,238

Boeing Capital Corp.
5.800% due 01/15/2013		80	87

BPCE S.A.
2.060% due 02/07/2014		58,400	58,884

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 10/04/2013		$59,900	$59,898
6.117% due 10/29/2049	EUR	300	379

C5 Capital SPV Ltd.
6.196% due 12/31/2049		15,000	11,345

C10 Capital SPV Ltd.
6.722% due 12/31/2049		$29,500	23,084

Caelus Re Ltd.
6.560% due 06/07/2011		25,000	24,984

Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		89,000	90,550

Capital One Bank USA N.A.
6.500% due 06/13/2013		55	60
8.800% due 07/15/2019		115,000	144,641

Capital One Capital V
10.250% due 08/15/2039		10,225	11,158

Capital One Capital VI
8.875% due 05/15/2040		42,550	45,156

Capital One Financial Corp.
5.700% due 09/15/2011		7,000	7,156
6.150% due 09/01/2016		8,462	9,264
6.250% due 11/15/2013		193	212
6.750% due 09/15/2017		260,575	299,726
7.375% due 05/23/2014		13,012	14,933

Caterpillar Financial Services Corp.
4.850% due 12/07/2012		300	320
5.450% due 04/15/2018		25	28
6.160% due 06/29/2012	AUD	39,500	40,863

CBA Capital Trust II
6.024% due 03/29/2049		7,465	7,333

Chambers Descendants Trust
12.000% due 08/15/2018 (p)		103,584	102,904

Charter One Bank N.A.
6.375% due 05/15/2012		6,350	6,588

Chubb Corp.
6.375% due 03/29/2067		6,000	6,345
6.500% due 05/15/2038		10,000	11,254

CIT Group, Inc.
5.250% due 04/01/2014		62,300	62,682
7.000% due 05/01/2013		41,643	42,528
7.000% due 05/01/2014		67,811	69,252
7.000% due 05/01/2015		37,111	37,528
7.000% due 05/01/2016		31,518	31,636
7.000% due 05/01/2017		44,618	44,786

Citicorp
7.250% due 10/15/2011		12,413	12,814

CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	10,755

Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	900	1,256

Citigroup Capital XXI
8.300% due 12/21/2077		$483,837	505,610

Citigroup Funding, Inc.
1.875% due 10/22/2012		24,200	24,653
1.875% due 11/15/2012		30,000	30,563

Citigroup Global Markets Holdings, Inc.
1.294% due 05/13/2035	EUR	20,000	14,980

Citigroup, Inc.
0.404% due 05/18/2011		$25,000	25,001
0.434% due 03/16/2012		85,174	84,963
0.434% due 03/07/2014		21,000	20,554
0.580% due 06/09/2016		144,000	135,710
0.590% due 11/05/2014		1,265	1,234
0.905% due 08/10/2011	GBP	17,261	27,583
1.095% due 01/12/2012	EUR	40,000	56,448
1.164% due 02/15/2013		$200,300	201,003
1.238% due 03/05/2014	EUR	20,000	27,471
1.357% due 06/28/2013		10,600	14,731

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

`		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.753% due 01/13/2014		$404,000	$410,714
2.013% due 05/15/2018		1,750	1,754
2.312% due 08/13/2013		206,180	212,385
3.625% due 11/30/2017	EUR	1,650	2,204
4.250% due 02/25/2030		60,000	70,220
4.587% due 12/15/2015		$82,000	84,739
4.750% due 05/19/2015		360	377
4.750% due 05/31/2017	EUR	11,500	15,646
4.750% due 02/10/2019		25,975	35,219
4.875% due 05/07/2015		$46,805	48,244
5.000% due 09/15/2014		77,515	80,929
5.000% due 08/02/2019	EUR	100	139
5.125% due 05/05/2014		$70	75
5.125% due 12/12/2018	GBP	450	683
5.300% due 10/17/2012		$269,311	284,125
5.500% due 08/27/2012		181,717	191,440
5.500% due 04/11/2013		742,570	794,486
5.500% due 10/15/2014		81	87
5.500% due 02/15/2017		5,625	5,844
5.625% due 08/27/2012		20,917	21,986
5.850% due 07/02/2013		75,279	81,138
5.850% due 12/11/2034		3,600	3,541
5.875% due 07/01/2024	GBP	10,150	14,968
5.875% due 02/22/2033		$75	71
5.875% due 05/29/2037		2,240	2,193
6.000% due 02/21/2012		3,500	3,657
6.000% due 12/13/2013		9,508	10,337
6.000% due 08/15/2017		92,742	100,762
6.010% due 01/15/2015		35,718	39,028
6.125% due 11/21/2017		175,640	191,372
6.125% due 05/15/2018		160,870	175,425
6.375% due 08/12/2014		16,784	18,551
6.393% due 03/06/2023	EUR	70,100	96,946
6.400% due 03/27/2013		8,000	11,955
6.500% due 08/19/2013		$229,279	250,656
6.875% due 03/05/2038		15	17
7.375% due 06/16/2014	EUR	18,400	28,640
8.125% due 07/15/2039		$220,049	276,708
8.500% due 05/22/2019		91,646	113,114

CNA Financial Corp.
5.850% due 12/15/2014		38,500	41,496
6.500% due 08/15/2016		6,250	6,819

Comerica Bank
0.422% due 05/24/2011		10,500	10,500

Commonwealth Bank of Australia
2.400% due 01/12/2012		700	710

Compass Bank
6.400% due 10/01/2017		25,000	26,300

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
2.650% due 08/17/2012		300	307
4.750% due 01/15/2020		2,200	2,272
11.000% due 06/29/2049		294,861	385,196

Corp. Andina de Fomento
5.750% due 01/12/2017		165	177
6.875% due 03/15/2012		55	58
8.125% due 06/04/2019		1,740	2,095

Countrywide Financial Corp.
0.750% due 05/07/2012		39,000	38,886
5.800% due 06/07/2012		356,108	374,618
6.250% due 05/15/2016		25,255	26,947

Credit Agricole S.A.
0.654% due 02/02/2012		2,900	2,893
5.136% due 12/29/2049	GBP	9,950	13,895
6.637% due 05/29/2049		$38,647	34,879
7.589% due 01/29/2049	GBP	150	232

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse
2.200% due 01/14/2014		$140,400	$140,917
4.375% due 08/05/2020		13,000	12,703
5.000% due 05/15/2013		231,700	247,337
5.300% due 08/13/2019		8,100	8,517
6.000% due 02/15/2018		615	653

Credit Suisse USA, Inc.
0.514% due 08/16/2011		11,595	11,604
5.125% due 08/15/2015		55	60
5.375% due 03/02/2016		250	273
5.500% due 08/16/2011		400	407
5.500% due 08/15/2013		275	298
5.850% due 08/16/2016		1,490	1,669
6.125% due 11/15/2011		9,300	9,616
6.500% due 01/15/2012		115	120
7.125% due 07/15/2032		40	47

Danske Bank A/S
2.500% due 05/10/2012		100	102
5.684% due 12/29/2049	GBP	17,100	24,826

DBS Bank Ltd.
0.534% due 05/16/2017		$22,000	21,735
5.000% due 11/15/2019		8,000	8,461

Deutsche Bank AG
1.872% due 09/22/2015	EUR	11,700	15,938
4.875% due 05/20/2013		$275,385	292,766
6.000% due 09/01/2017		365,050	404,720

Dexia Credit Local
2.000% due 03/05/2013		21,700	21,543

Dexia Credit Local S.A.
0.784% due 04/29/2014		732,000	728,471
2.750% due 01/10/2014		123,770	123,460
2.750% due 04/29/2014		128,800	128,070

DnB NOR Bank ASA
0.540% due 09/01/2016		1,900	1,890
6.012% due 03/29/2049	GBP	100	159
7.250% due 06/23/2020		50	90

East Lane Re Ltd.
6.304% due 05/07/2012		$45,000	45,108

European Bank for Reconstruction & Development
6.000% due 02/14/2012	RUB	7,000	252

European Investment Bank
1.250% due 09/20/2012	JPY	44,700	544
4.000% due 10/15/2037	EUR	300	405
4.625% due 05/15/2014		$77	84
5.125% due 09/13/2016		39	44

FCE Bank PLC
7.125% due 01/16/2012	EUR	254,850	373,814
7.125% due 01/15/2013		260,000	387,817

FIA Card Services N.A.
6.625% due 06/15/2012		$10,000	10,512
7.125% due 11/15/2012		12,835	13,825

Fifth Third Bancorp
0.729% due 12/20/2016		29,030	26,738
6.250% due 05/01/2013		100,180	108,656

First Union Capital I
7.935% due 01/15/2027		4,405	4,510

Fleet Capital Trust V
1.309% due 12/18/2028		800	619

FleetBoston Financial Corp.
6.700% due 07/15/2028		1,200	1,233

FNBC Pass-Through Trust
8.080% due 01/05/2018		185	206

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		150,400	151,906
5.560% due 06/15/2011		171,985	173,504
6.625% due 08/15/2017		50,000	53,366
7.000% due 10/01/2013		45,234	48,823

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/15/2015		$18,500	$20,014
7.250% due 10/25/2011		38,100	39,213
7.500% due 08/01/2012		314,776	335,626
7.800% due 06/01/2012		103,326	109,572
8.000% due 06/01/2014		86,245	95,906
8.000% due 12/15/2016		175,319	199,012
8.125% due 01/15/2020		22,400	25,666
8.700% due 10/01/2014		86,900	98,630
9.875% due 08/10/2011		108,200	111,290
12.000% due 05/15/2015		58,225	73,248

Fortis Bank Nederland NV
1.509% due 06/10/2011	EUR	500	708
3.000% due 04/17/2012		100	144

Fortis Bank S.A.
4.625% due 10/29/2049		300	383

GATX Financial Corp.
5.500% due 02/15/2012		$7,080	7,284
6.273% due 06/15/2011		10,355	10,462

GE Capital European Funding
1.315% due 05/17/2021	EUR	5,000	6,289

GE Capital UK Funding
0.956% due 03/20/2017	GBP	79,650	118,546
5.875% due 11/04/2020		200	340
6.000% due 04/11/2013		84	143
8.000% due 01/14/2039		300	634

General Electric Capital Corp.
0.439% due 03/20/2014		$200	197
0.439% due 06/20/2014		38,000	37,021
0.449% due 12/20/2013		5,000	4,915
0.459% due 12/28/2018		27,400	24,644
0.460% due 09/15/2014		1,100	1,083
0.462% due 05/08/2013		400	397
0.479% due 03/20/2017		7,000	6,381
0.493% due 10/06/2015		13,500	13,118
0.503% due 01/08/2016 (l)		45,900	44,199
0.512% due 05/11/2016		4,900	4,696
0.570% due 09/15/2014		14	14
0.690% due 05/05/2026		29,950	25,991
1.212% due 05/22/2013		3,305	3,336
2.100% due 01/07/2014		10,000	10,014
2.125% due 12/21/2012		9,900	10,132
2.625% due 12/28/2012		12,900	13,312
2.800% due 01/08/2013		50,000	51,152
4.625% due 09/15/2066	EUR	10,200	12,845
4.800% due 05/01/2013		$21,070	22,385
4.875% due 03/04/2015		350	377
5.250% due 10/19/2012		20,460	21,693
5.375% due 12/18/2040	GBP	200	304
5.400% due 02/15/2017		$6,400	6,939
5.500% due 12/18/2018		90	90
5.500% due 09/15/2066	GBP	150	224
5.500% due 09/15/2067	EUR	171,850	224,671
5.625% due 09/15/2017		$565	613
5.625% due 05/01/2018		2,292	2,477
5.750% due 04/11/2025		100	99
5.875% due 01/14/2038		548,787	543,613
6.000% due 06/15/2012		300	318
6.250% due 07/15/2027		90	89
6.375% due 11/15/2067		269,000	277,406
6.500% due 09/15/2067	GBP	4,500	7,002
6.750% due 03/15/2032		$405	446
6.875% due 01/10/2039		248,176	277,871
8.125% due 05/15/2012		250	266

General Electric Capital Services, Inc.
7.500% due 08/21/2035		76,700	90,063

Genworth Financial Assurance Holdings, Inc.
1.600% due 06/20/2011	JPY	260,000	3,108

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Genworth Financial, Inc.
6.500% due 06/15/2034		$160	$	142
6.515% due 05/22/2018		15,000		14,837
7.700% due 06/15/2020		15,000		15,376

Genworth Global Funding Trusts
0.453% due 05/15/2012		12,000		11,965
0.493% due 04/15/2014		500		464

Genworth Life Institutional Funding Trust
5.875% due 05/03/2013		21,000		22,216

Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700		20,203

GMAC International Finance BV
7.500% due 04/21/2015	EUR	79,120		118,716

Golden West Financial Corp.
4.750% due 10/01/2012		$100		105

Goldman Sachs Capital I
6.345% due 02/15/2034		750		723

Goldman Sachs Capital II
5.793% due 06/01/2043		25,200		21,861

Goldman Sachs Group, Inc.
0.703% due 07/22/2015		21,726		21,126
0.759% due 03/22/2016		37,825		36,513
0.803% due 01/12/2015		20,980		20,768
0.908% due 09/29/2014		77,500		77,061
1.306% due 10/04/2012	EUR	3,500		4,938
1.310% due 02/07/2014		$89,255		89,979
1.383% due 02/04/2013	EUR	12,100		16,991
1.393% due 11/15/2014		200		275
1.407% due 01/30/2017		38,200		50,510
1.429% due 05/23/2016		124,700		166,980
1.439% due 05/18/2015		19,740		26,331
1.594% due 08/12/2015 (p)		50,000		66,542
3.625% due 08/01/2012		$1,320		1,361
4.750% due 07/15/2013		500		530
4.750% due 01/28/2014	EUR	1,800		2,617
5.000% due 10/01/2014		$14,215		15,149
5.125% due 04/24/2013	EUR	500		736
5.125% due 01/15/2015		$112		120
5.250% due 04/01/2013		19,392		20,683
5.350% due 01/15/2016		17,755		18,938
5.375% due 02/15/2013	EUR	29,845		43,846
5.450% due 11/01/2012		$446		474
5.500% due 11/15/2014		148		161
5.625% due 01/15/2017		250		263
5.700% due 09/01/2012		2,395		2,538
5.750% due 10/01/2016		1,430		1,553
5.950% due 01/18/2018		314,565		337,724
5.950% due 01/15/2027		2,690		2,709
6.000% due 05/01/2014		18,140		19,917
6.150% due 04/01/2018		357,080		387,028
6.250% due 09/01/2017		422,100		462,187
6.375% due 05/02/2018	EUR	13,400		20,455
6.450% due 05/01/2036		$155		152
6.600% due 01/15/2012		170		178
6.750% due 10/01/2037		320,024		323,782
7.500% due 02/15/2019		57,193		66,450

Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		1,000		1,102

Hartford Life Global Funding Trusts
0.490% due 06/16/2014		400		390

HBOS Capital Funding LP
6.071% due 06/29/2049		10,000		9,238

HBOS PLC
0.507% due 09/30/2016		3,000		2,614
0.509% due 09/06/2017		2,971		2,601
1.370% due 03/21/2017	EUR	700		875
1.392% due 09/01/2016		1,231		1,542

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.878% due 03/29/2016	EUR	14,953	$18,448
6.750% due 05/21/2018		$265,638	260,115

HCP, Inc.
2.700% due 02/01/2014		14,000	14,040
5.625% due 02/28/2013		3,225	3,436
5.650% due 12/15/2013		2,530	2,740
5.950% due 09/15/2011		10,550	10,784
6.000% due 01/30/2017		1,700	1,836
6.300% due 09/15/2016		13,000	14,320
6.700% due 01/30/2018		27,900	30,916

Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,451

HSBC Bank PLC
2.000% due 01/19/2014		148,800	148,300

HSBC Bank USA N.A.
4.625% due 04/01/2014		75	80
5.875% due 11/01/2034		3,000	2,945
6.000% due 08/09/2017		14,400	15,771

HSBC Capital Funding LP
4.610% due 12/29/2049		400	388
10.176% due 12/29/2049		66,160	89,316

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		7,900	7,643

HSBC Finance Corp.
0.553% due 01/15/2014		5,000	4,930
0.740% due 06/01/2016		28,100	26,982
3.330% due 04/10/2011		194	194
3.750% due 01/10/2014		264	266
3.830% due 11/10/2013		229	233
3.880% due 10/10/2013		100	102
4.010% due 11/10/2013		550	563
4.660% due 09/15/2013		1,115	1,142
5.000% due 06/30/2015		80	86
5.500% due 01/19/2016		500	549
6.375% due 11/27/2012		2,500	2,690
6.750% due 05/15/2011		80	81
7.000% due 05/15/2012		315	335

HSBC Holdings PLC
0.503% due 10/06/2016		10,000	9,916
6.375% due 10/18/2022	GBP	400	681
6.500% due 05/20/2024		350	616
6.500% due 05/02/2036		$194,600	199,812
6.500% due 09/15/2037		111,000	113,552

HSBC USA, Inc.
0.750% due 12/31/2049		5,000	5,002

ILFC E-Capital Trust I
5.970% due 12/21/2065		32,706	27,382

ILFC E-Capital Trust II
6.250% due 12/21/2065		36,420	30,775

ING Bank NV
0.933% due 01/13/2012		58,000	58,160
1.107% due 03/30/2012		2,700	2,709
1.360% due 03/15/2013		250,000	250,674
2.000% due 10/18/2013		91,600	90,554
2.500% due 01/14/2016		92,700	88,910
2.625% due 02/09/2012		17,200	17,493
2.650% due 01/14/2013		43,260	43,358
3.900% due 03/19/2014		2,600	2,756
6.875% due 05/29/2023	GBP	250	415

International Bank for Reconstruction & Development
5.000% due 04/01/2016		$69	77

International Lease Finance Corp.
0.623% due 07/15/2011		39,270	39,223
0.633% due 07/01/2011		79,345	79,261
0.653% due 07/13/2012		13,230	12,962
1.468% due 08/15/2011	EUR	54,150	76,066
4.750% due 01/13/2012		$53,206	54,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/15/2012		$41,720	$42,575
5.250% due 01/10/2013		15,000	15,262
5.300% due 05/01/2012		156,075	159,587
5.350% due 03/01/2012		148,454	151,609
5.400% due 02/15/2012		151,311	154,526
5.550% due 09/05/2012		19,615	20,105
5.625% due 09/20/2013		49,508	50,560
5.750% due 06/15/2011		160,896	162,304
5.875% due 05/01/2013		52,475	54,049
6.375% due 03/25/2013		67,920	70,637
6.625% due 11/15/2013		64,926	67,523
6.750% due 09/01/2016		157,760	169,592
7.125% due 09/01/2018		17,358	18,738

Intesa Sanpaolo SpA
2.712% due 02/24/2014		345,200	349,919
5.500% due 12/19/2016	GBP	80	128
6.500% due 02/24/2021		$40,000	42,004
8.047% due 06/29/2049	EUR	19,700	27,430

IPIC GMTN Ltd.
3.125% due 11/15/2015		$27,000	26,381
5.000% due 11/15/2020		47,500	46,249

iStar Financial, Inc.
5.150% due 03/01/2012		10,000	10,025
5.950% due 10/15/2013		10,000	9,575

Jackson National Life Funding LLC
0.586% due 08/06/2011		31,600	31,522

John Deere Capital Corp.
4.950% due 12/17/2012		85	91
5.100% due 01/15/2013		75	80
5.650% due 07/25/2011		9,000	9,150
7.000% due 03/15/2012		175	186

JPMorgan Chase & Co.
0.454% due 11/01/2012		3,500	3,493
0.960% due 02/26/2013		9,000	9,065
1.057% due 09/30/2013		10,600	10,652
1.103% due 01/24/2014		200,000	201,272
1.395% due 10/12/2015	EUR	14,000	18,647
1.447% due 09/26/2013		36,675	51,469
2.600% due 01/15/2016		$300	289
3.125% due 12/01/2011		165	168
3.700% due 01/20/2015		3,800	3,908
4.250% due 10/15/2020		18,000	17,209
4.500% due 01/15/2012		4,000	4,123
4.750% due 05/01/2013		753	800
4.750% due 03/01/2015		300	320
4.875% due 03/15/2014		645	686
5.250% due 05/01/2015		700	749
5.375% due 10/01/2012		20,995	22,292
5.600% due 06/01/2011		132	133
5.750% due 01/02/2013		40,135	42,900
6.000% due 01/15/2018		166,650	182,699
6.125% due 06/27/2017		35	38
6.300% due 04/23/2019		85,600	94,780
6.400% due 05/15/2038		260	288
6.625% due 03/15/2012		1,300	1,372

JPMorgan Chase & Co., Inc. CPI Linked Bond
4.411% due 02/15/2012		600	614

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		73,765	71,707
5.375% due 09/28/2016	GBP	4,100	6,816
5.875% due 06/13/2016		$20	22
6.000% due 10/01/2017		315,700	345,302

JPMorgan Chase Capital XIII
1.257% due 09/30/2034		25	21

JPMorgan Chase Capital XV
5.875% due 03/15/2035		105	104

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		$23,500	$23,981

JPMorgan Chase Capital XX
6.550% due 09/15/2066		48,900	49,819

JPMorgan Chase Capital XXI
1.254% due 01/15/2087		25,400	21,360

JPMorgan Chase Capital XXIII
1.313% due 05/15/2077		4,278	3,571

JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		50,000	51,641

KeyBank N.A.
1.203% due 11/21/2011	EUR	59,800	83,894
7.413% due 10/15/2027		$91,450	103,553

KeyCorp
6.500% due 05/14/2013		100,000	108,983

Kimco Realty Corp.
5.700% due 05/01/2017		2,000	2,172

Korea Exchange Bank
4.875% due 01/14/2016		6,300	6,588

Kreditanstalt fuer Wiederaufbau
1.250% due 06/15/2012		640,080	644,740
4.000% due 01/27/2020		138,940	143,576
4.125% due 10/15/2014		245	266
4.875% due 06/17/2019		23,600	26,089

Landwirtschaftliche Rentenbank
1.875% due 09/24/2012		125	127
4.875% due 11/16/2015		175	194

LBG Capital No.1 PLC
7.375% due 03/12/2020	EUR	495	652
7.588% due 05/12/2020	GBP	22,300	33,985
7.625% due 10/14/2020	EUR	5,005	6,667
7.867% due 12/17/2019	GBP	18,500	28,342
7.869% due 08/25/2020		45,400	69,920
7.875% due 11/01/2020		$63,887	62,641
8.000% due 12/29/2049		63,970	61,731
8.500% due 12/29/2049		54,900	51,424
11.040% due 03/19/2020	GBP	18,553	32,590

LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	7,000	8,829
7.625% due 12/09/2019	GBP	7,000	10,443
8.875% due 02/07/2020	EUR	5,000	7,299
9.125% due 07/15/2020	GBP	3,233	5,238
9.334% due 02/07/2020		33,334	55,079
15.000% due 12/21/2019	EUR	4,800	9,405
15.000% due 12/21/2019	GBP	9,100	19,854

LeasePlan Corp. NV
3.000% due 05/07/2012		$205,000	210,044
3.250% due 05/22/2014	EUR	1,200	1,730

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)	JPY	900,000	1,948
4.850% due 09/03/2013 (a)(p)	CAD	15,770	3,213
5.163% due 10/25/2011 (a)	EUR	500	172
5.316% due 04/05/2011 (a)		615	211
5.625% due 01/24/2013 (a)		$152,570	40,431
5.750% due 01/03/2017 (a)		200	0
6.000% due 01/25/2013 (a)	GBP	10,650	4,399
6.200% due 09/26/2014 (a)		$49,670	13,163
6.375% due 05/10/2011 (a)	EUR	1,000	351
6.625% due 01/18/2012 (a)		$350	91
6.750% due 12/28/2017 (a)		20,000	16
6.875% due 05/02/2018 (a)		122,732	32,831
7.000% due 04/16/2019 (a)		90	22
7.500% due 05/11/2038 (a)		85,000	68
7.875% due 05/08/2018 (a)	GBP	8,650	3,643

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		$10,200	10,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds TSB Bank PLC
1.322% due 06/09/2011	EUR	1,300	$1,842
1.625% due 10/14/2011		$175,000	175,741
2.653% due 01/24/2014		47,300	48,527
4.375% due 01/12/2015		2,500	2,546
4.875% due 01/21/2016		183,400	189,076
5.800% due 01/13/2020		51,600	51,683
6.375% due 04/15/2014	GBP	300	512
6.750% due 10/24/2018		200	343
7.500% due 04/15/2024		300	518
12.000% due 12/29/2049		$1,195,450	1,401,183

Macquarie Bank Ltd.
2.600% due 01/20/2012		188,270	191,481
3.300% due 07/17/2014		177,300	184,827

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		21,000	22,711
5.750% due 09/15/2015		83,000	90,107
9.250% due 04/15/2019		16,500	21,033

Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		155	213

MBNA Capital B
1.104% due 02/01/2027		10,900	8,426

MBNA Corp.
6.125% due 03/01/2013		20,100	21,501

Mellon Funding Corp.
5.000% due 12/01/2014		100	109

Mercantile Bankshares Corp.
4.625% due 04/15/2013		3,390	3,583

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		128,460	127,956
0.763% due 01/15/2015		30,900	29,924
1.070% due 09/15/2026		4,400	3,479
1.317% due 01/31/2014	EUR	40,100	55,293
1.388% due 05/30/2014		64,400	88,359
1.466% due 07/22/2014		15,000	20,665
1.725% due 09/14/2018		4,000	4,812
4.625% due 09/14/2018		5,000	6,577
4.875% due 05/30/2014		4,400	6,402
5.000% due 01/15/2015		$3,045	3,220
5.450% due 02/05/2013		14,429	15,293
5.450% due 07/15/2014		90	96
6.000% due 02/11/2013	EUR	5,000	7,398
6.050% due 08/15/2012		$650,762	691,529
6.150% due 04/25/2013		90,125	97,075
6.220% due 09/15/2026		115	115
6.400% due 08/28/2017		256,870	280,021
6.500% due 07/15/2018		16,250	17,550
6.750% due 05/21/2013	EUR	5,000	7,547
6.750% due 06/01/2028		$115	123
6.875% due 04/25/2018		799,645	887,943
6.875% due 11/15/2018		26,631	29,786
7.750% due 04/30/2018	GBP	3,850	6,919
7.750% due 05/14/2038		$425	489

MetLife Capital Trust IV
7.875% due 12/15/2067		10,400	11,232

MetLife Capital Trust X
9.250% due 04/08/2068		1,700	2,061

MetLife, Inc.
5.375% due 12/15/2012		255	272
6.125% due 12/01/2011		250	259
6.400% due 12/15/2066		70,810	68,551

Metropolitan Life Global Funding I
0.560% due 03/15/2012		400	400
2.000% due 09/14/2011	CHF	20,000	21,892
5.125% due 11/09/2011		$4,325	4,441
5.125% due 04/10/2013		42,200	45,030
5.250% due 01/09/2014	GBP	150	254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monumental Global Funding Ltd.
0.690% due 06/15/2011		$60,000	$59,758
5.500% due 04/22/2013		52,400	55,553

Morgan Stanley
0.510% due 04/19/2012		50,500	50,529
0.603% due 01/09/2014		57,875	57,003
0.753% due 10/18/2016		102,400	95,897
0.783% due 10/15/2015		43,220	41,539
1.312% due 07/20/2012	EUR	10,400	14,597
1.388% due 11/29/2013		6,600	9,096
1.395% due 04/13/2016		31,869	42,127
1.422% due 03/01/2013		118,000	165,110
1.426% due 01/16/2017		18,600	24,408
1.474% due 05/02/2014		10,000	13,794
1.903% due 01/24/2014		$347,200	354,371
2.000% due 11/17/2011	CHF	20,000	21,844
2.812% due 05/14/2013		$266,050	275,596
3.450% due 11/02/2015		67,600	66,408
3.496% due 03/01/2016		340	343
3.500% due 05/01/2014		457	472
3.650% due 07/01/2014		280	288
3.996% due 08/29/2018		458	452
4.000% due 06/27/2018		700	668
4.100% due 01/26/2015		173,000	177,551
4.200% due 11/20/2014		5	5
4.750% due 04/01/2014		115	120
5.125% due 11/30/2015	GBP	50	83
5.300% due 03/01/2013		$7,439	7,906
5.330% due 03/01/2013	AUD	1,200	1,215
5.375% due 10/15/2015		$4,500	4,778
5.550% due 04/27/2017		4,095	4,308
5.625% due 01/09/2012		1,604	1,666
5.750% due 10/18/2016		17,600	18,840
5.950% due 12/28/2017		120,700	129,631
6.000% due 05/13/2014		20,295	22,075
6.000% due 04/28/2015		101,880	110,898
6.250% due 08/28/2017		33,700	36,630
6.250% due 08/09/2026		225	235
6.500% due 04/15/2011	EUR	400	567
6.600% due 04/01/2012		$2,615	2,766
6.625% due 04/01/2018		34,900	38,348
7.300% due 05/13/2019		37,675	42,388
7.500% due 04/11/2011	GBP	250	401

Mystic Re Ltd.
10.310% due 06/07/2011		$12,200	12,302

National Australia Bank Ltd.
0.499% due 06/19/2017		75,200	73,739
0.538% due 06/29/2016		10,000	9,978
5.125% due 12/09/2021	GBP	100	160
5.350% due 06/12/2013		$186,330	200,371
6.750% due 06/26/2023	EUR	150	229

National Capital Trust II
5.486% due 12/29/2049		$27	27

National City Bank
0.660% due 12/15/2016		8,090	7,640
0.680% due 06/07/2017		10,000	9,443
4.625% due 05/01/2013		8,400	8,860
6.200% due 12/15/2011		30,600	31,759

National Rural Utilities Cooperative Finance Corp.
7.250% due 03/01/2012		280	297
10.375% due 11/01/2018		252	344

Nationwide Building Society
3.750% due 01/20/2015	EUR	350	485
4.650% due 02/25/2015		$88,000	89,136
5.625% due 09/09/2019	GBP	200	323

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$13,000	13,195

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Life Global Funding I
5.450% due 10/02/2012		$6,900	$7,256

New England Mutual Life Insurance Co.
7.875% due 02/15/2024		5,500	6,531

New York Life Global Funding
4.650% due 05/09/2013		14,600	15,546

New York Life Insurance Co.
6.750% due 11/15/2039		50,000	57,546

NIBC Bank NV
2.800% due 12/02/2014		22,670	23,418
3.625% due 12/19/2011	EUR	100	144

NiSource Finance Corp.
5.210% due 11/28/2012		$15,000	14,942

Nomura Europe Finance NV
1.200% due 10/25/2011	EUR	10,600	14,915

Nordea Bank AB
2.125% due 01/14/2014		$69,800	69,625

Nordea Bank Finland PLC
6.250% due 07/29/2049	GBP	150	243

Norinchukin Finance Ltd.
5.625% due 09/28/2016		25,000	40,380

Northern Rock Asset Management PLC
5.625% due 06/22/2017		$12,500	12,942

NSG Holdings LLC
7.750% due 12/15/2025		800	788

OMX Timber Finance Investments I LLC
5.420% due 01/29/2020		80,400	84,168

ORIX Corp.
5.480% due 11/22/2011		26,000	26,654

PACCAR Financial Corp.
1.053% due 04/01/2011		10,000	10,000

Pacific Life Funding LLC
1.517% due 02/05/2021	EUR	4,500	5,499

Pacific Life Global Funding
0.539% due 06/22/2011		$17,406	17,388
2.750% due 05/15/2012	CHF	27,790	31,875
5.150% due 04/15/2013		$11,700	12,407

Pacific Life Insurance Co.
9.250% due 06/15/2039		165,585	220,268

Pacific LifeCorp
6.000% due 02/10/2020		76,900	81,915

Petroleum Export Ltd.
5.265% due 06/15/2011		2,901	2,898

PMI Group, Inc.
6.000% due 09/15/2016		9,500	7,403

PNC Bank N.A.
6.000% due 12/07/2017		500	553

PNC Funding Corp.
0.444% due 01/31/2012		9,000	9,005

PNC Preferred Funding Trust III
8.700% due 03/29/2049		5,600	6,007

Pooled Funding Trust I
2.740% due 02/15/2012		3,100	3,160

Pricoa Global Funding I
0.404% due 01/30/2012		3,100	3,087
0.508% due 09/27/2013		2,000	1,974
5.300% due 09/27/2013		21,000	22,750

Principal Financial Global Funding LLC
2.375% due 02/28/2012	CHF	20,745	22,815
2.375% due 01/24/2013		5,000	5,477

Principal Life Global Funding I
6.250% due 02/15/2012		$500	524

Principal Life Income Funding Trusts
5.100% due 04/15/2014		100	107
5.300% due 04/24/2013		148,900	160,195
5.550% due 04/27/2015		237,300	258,055

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Progressive Corp.
6.700% due 06/15/2067		$19,800	$	20,916

Prudential Financial, Inc.
3.450% due 06/10/2013		20,000		20,443
6.000% due 12/01/2017		500		550
6.100% due 06/15/2017		307		338
6.625% due 12/01/2037		8,200		8,940

Prudential Holdings LLC
1.184% due 12/18/2017		5,980		5,556
8.695% due 12/18/2023		4,205		5,158

Prudential Insurance Co. of America
8.100% due 07/15/2015		2,245		2,562

Qatari Diar Finance QSC
3.500% due 07/21/2015		1,000		1,006
5.000% due 07/21/2020		21,300		21,116

RBS Capital Trust I
4.709% due 12/29/2049 (a)		1,690		1,314

Regions Bank
7.500% due 05/15/2018		141,786		149,950

Regions Financial Corp.
0.478% due 06/26/2012		20,870		20,155
6.375% due 05/15/2012		125		129
7.750% due 11/10/2014		60,470		65,359

Residential Reinsurance Ltd.
7.060% due 06/06/2011		16,000		16,027

Resona Bank Ltd.
5.850% due 09/29/2049		39,050		38,607

Resona Preferred Global Securities Cayman Ltd.
7.191% due 12/29/2049		2,025		2,018

Royal Bank of Canada
5.650% due 07/20/2011		375		381

Royal Bank of Scotland Group PLC
0.503% due 04/11/2016		36,326		31,664
0.570% due 03/30/2012		380,000		380,672
0.583% due 10/14/2016		21,500		18,749
1.048% due 09/29/2015		64,900		55,799
1.203% due 04/23/2012		51,100		51,530
1.450% due 10/20/2011		1,007,600		1,013,927
1.500% due 03/30/2012		94,280		95,163
2.016% due 03/30/2015	CAD	25,000		21,785
2.625% due 05/11/2012		$51,065		52,187
3.000% due 12/09/2011		373,700		380,456
3.950% due 09/21/2015		180,200		180,307
4.875% due 08/25/2014		32,400		33,634
4.875% due 03/16/2015		104,943		109,059
4.875% due 01/20/2017	EUR	276		382
5.000% due 11/12/2013		$30,024		30,727
5.000% due 10/01/2014		9,346		9,370
5.000% due 05/17/2015		29,867		30,227
5.625% due 08/24/2020		45,000		44,932
5.825% due 10/27/2014	AUD	5,000		4,650
6.000% due 05/17/2017	GBP	6,744		11,078
6.125% due 01/11/2021		$15,000		15,431
6.200% due 03/29/2049	GBP	15,000		18,649
6.375% due 04/29/2014		100		170
6.625% due 09/17/2018		26,150		44,320
6.666% due 04/29/2049 (a)	CAD	800		678
6.934% due 04/09/2018	EUR	15,000		20,884
7.500% due 04/29/2024	GBP	150		259
7.640% due 03/29/2049 (a)		$1,000		800
7.648% due 08/29/2049		50,190		47,179

Royal Bank Of Scotland NV
1.010% due 03/09/2015		35,000		30,757

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$29,300	$30,811
7.125% due 01/14/2014		10,700	11,676
7.175% due 05/16/2013		1,300	1,417
7.750% due 05/29/2018		5,000	5,606
9.000% due 06/11/2014		4,000	4,600

Santander Issuances S.A. Unipersonal
5.375% due 05/19/2016	GBP	100	160
5.805% due 06/20/2016		$280	275
5.911% due 06/20/2016		7,900	7,915
6.532% due 10/24/2017	GBP	100	156
7.300% due 07/27/2019		3,250	5,352

Santander UK PLC
1.388% due 08/28/2017 (p)	EUR	67,000	87,166

Scotland International Finance No. 2 BV
4.250% due 05/23/2013		$9,382	9,245

Shinhan Bank
4.125% due 10/04/2016 (d)		55,000	55,188

Simon Property Group LP
5.100% due 06/15/2015		200	218
5.250% due 12/01/2016		6,700	7,284
5.600% due 09/01/2011		5,000	5,052
5.750% due 12/01/2015		1,200	1,334
5.875% due 03/01/2017		8,000	8,877

SLM Corp.
0.533% due 10/25/2011		207,100	204,895
0.603% due 01/27/2014		101,618	96,444
1.343% due 11/15/2011	EUR	17,800	24,765
1.379% due 04/26/2011		26,714	38,352
1.503% due 06/17/2013		12,500	16,403
2.210% due 10/25/2011	SEK	24,500	3,754
2.976% due 03/15/2012		$2,000	1,983
3.125% due 09/17/2012	EUR	19,113	26,345
3.616% due 01/31/2014		$13,400	13,144
3.646% due 01/01/2014		7,701	7,619
3.796% due 11/01/2013		16,300	16,167
4.000% due 07/25/2014		5,000	4,844
4.250% due 08/11/2014		3,343	3,378
4.800% due 02/13/2014 (p)	HKD	74,000	9,293
4.875% due 12/17/2012	GBP	23,200	36,626
5.000% due 10/01/2013		$93,335	96,583
5.000% due 04/15/2015		54,558	54,923
5.000% due 06/15/2018		10,000	9,402
5.050% due 11/14/2014		22,800	23,010
5.125% due 08/27/2012		39,010	40,253
5.140% due 06/15/2016		100,000	95,418
5.375% due 01/15/2013		54,770	56,958
5.375% due 05/15/2014		29,867	30,961
5.400% due 10/25/2011		29,270	29,862
5.450% due 04/25/2011		51,000	51,106
5.625% due 08/01/2033		15,000	12,853
6.000% due 05/10/2012	AUD	10,000	10,068
6.200% due 06/15/2024		$10	9
6.250% due 01/25/2016		55,500	57,919
7.150% due 12/15/2020		120	116
8.000% due 03/25/2020		33,150	36,192
8.450% due 06/15/2018		129,050	144,734

SLM Corp. CPI Linked Bond
3.621% due 11/21/2013		3,670	3,660

Societe Generale
0.514% due 08/16/2016		80,000	78,306
5.750% due 03/29/2049	GBP	150	237
5.922% due 04/29/2049		$1,800	1,701
7.756% due 05/29/2049	EUR	2,700	3,884
8.875% due 06/29/2049	GBP	200	331

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Source One Mortgage Corp.
9.000% due 06/01/2012		$9,200	$9,842

Sovereign Bank
8.750% due 05/30/2018		10,000	11,388

Springleaf Finance Corp.
0.560% due 12/15/2011		121,395	117,242
0.594% due 08/17/2011		145,142	142,395
3.250% due 01/16/2013	EUR	6,000	7,972
4.125% due 11/29/2013		29,950	38,905
4.625% due 06/22/2011		84,229	119,071
4.875% due 07/15/2012		$82,805	81,770
5.200% due 12/15/2011		12,000	12,030
5.375% due 10/01/2012		80,213	79,311
5.400% due 12/01/2015		40,159	36,846
5.500% due 12/15/2012		1,000	966
5.625% due 08/17/2011 (l)		99,715	100,338
5.850% due 06/01/2013		19,117	18,782
5.900% due 09/15/2012		68,230	67,889
6.900% due 12/15/2017		176,100	161,792

State Bank of India
4.500% due 07/27/2015		194,900	198,830

State Street Capital Trust IV
1.310% due 06/01/2077		69,700	57,890

Stone Street Trust
5.902% due 12/15/2015		5,000	5,215

Suffield Clo Ltd.
1.660% due 09/26/2014		1,549	1,534

Sumitomo Mitsui Banking Corp.
1.000% due 06/02/2049	JPY	1,000,000	12,066
1.950% due 01/14/2014		$50,300	49,805

Sun Life Financial Global Funding LP
0.472% due 07/06/2011		47,700	47,704

SunTrust Bank
0.424% due 05/21/2012		9,050	9,034
0.934% due 06/22/2012	GBP	5,000	7,851
1.280% due 12/20/2011	EUR	68,200	95,986
6.375% due 04/01/2011		$200	200

SunTrust Banks, Inc.
5.250% due 11/05/2012		1,045	1,100

Svensk Exportkredit AB
4.875% due 09/29/2011		125	128
5.125% due 03/01/2017		75	83

Svenska Handelsbanken AB
1.310% due 09/14/2012		51,000	51,460
2.875% due 09/14/2012		170	174

Swedbank AB
2.800% due 02/10/2012		1,500	1,528
2.900% due 01/14/2013		5,000	5,133
3.125% due 03/04/2013	EUR	350	497

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		$34,600	33,890

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		90,000	101,817

Temasek Financial Ltd.
4.300% due 10/25/2019		156,300	158,872

Temasek Financial I Ltd.
5.375% due 11/23/2039		35,000	36,417

Toll Road Investors Partnership II LP
0.000% due 02/15/2045		873	129

Travelers Cos., Inc.
6.250% due 06/15/2037		125	135

Travelers Property Casualty Corp.
5.000% due 03/15/2013		70	75
6.375% due 03/15/2033		33	36

U.S. Bancorp
4.200% due 05/15/2014		500	532

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Bank N.A.
4.375% due 02/28/2017	EUR	10,950	$15,471
6.375% due 08/01/2011		$3,000	3,058

UBS AG
1.304% due 01/28/2014		55,100	55,650
1.412% due 02/23/2012		255,600	257,710
2.250% due 08/12/2013		12,200	12,317
4.280% due 04/29/2049	EUR	200	259
4.875% due 08/04/2020		$1,300	1,311
5.250% due 06/21/2021	GBP	200	323
5.750% due 04/25/2018		$178,975	192,761
5.875% due 12/20/2017		188,225	205,508
6.375% due 07/20/2016	GBP	150	264
7.750% due 09/01/2026		$5,000	5,620

UBS Preferred Funding Trust II
7.247% due 06/29/2049		4,000	4,026

UBS Preferred Funding Trust V
6.243% due 05/29/2049		25,675	25,611

UFJ Finance Aruba AEC
6.750% due 07/15/2013		3,700	4,074

USB Capital IX
6.189% due 10/29/2049		30,800	26,103

USB Realty Corp.
6.091% due 12/29/2049		40,200	33,969

Ventas Realty LP
6.500% due 06/01/2016		1,100	1,138
6.750% due 04/01/2017		190	202

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		81,000	82,620
6.800% due 11/22/2025		1,300	1,320
6.902% due 07/09/2020		51,400	55,445

VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		15,800	17,240
8.250% due 06/30/2011	EUR	1,130	1,625

Wachovia Bank N.A.
0.640% due 03/15/2016		$26,700	25,564
0.690% due 11/03/2014		87,300	85,197
5.000% due 09/28/2011		16,700	17,084
5.313% due 05/25/2017	AUD	1,100	1,043
5.600% due 03/15/2016		$19,800	21,473
6.600% due 01/15/2038		10,127	11,414

Wachovia Capital Trust II
0.803% due 01/15/2027		25	19

Wachovia Capital Trust III
5.570% due 03/29/2049		162,615	149,809

Wachovia Capital Trust V
7.965% due 06/01/2027		15,361	15,790

Wachovia Corp.
0.433% due 10/15/2011		75,925	75,999
0.460% due 03/01/2012		23,975	24,010
0.494% due 08/01/2013		14,050	13,976
0.580% due 06/15/2017		1,875	1,801
0.644% due 10/28/2015		5,500	5,358
0.673% due 10/15/2016		68,570	66,543
1.244% due 02/13/2014	EUR	61,500	85,332
2.074% due 05/01/2013		$25,315	26,073
4.875% due 02/15/2014		21,280	22,655
5.143% due 05/25/2012	AUD	63,500	65,013
5.250% due 08/01/2014		$2,900	3,101
5.300% due 10/15/2011		49,495	50,743
5.500% due 05/01/2013		166,304	179,204
5.500% due 08/01/2035		85	82
5.625% due 10/15/2016		80,500	86,976
5.700% due 08/01/2013		19,650	21,356
5.750% due 06/15/2017		22,525	24,958
5.750% due 02/01/2018		414,380	456,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Waha Aerospace BV
3.925% due 07/28/2020		$4,750	$4,762

WCI Finance LLC
5.700% due 10/01/2016		2,500	2,725

WEA Finance LLC
6.750% due 09/02/2019		5	6

Wells Fargo & Co.
0.504% due 10/28/2015		200	196
1.163% due 08/01/2011	EUR	22,800	32,178
1.379% due 03/23/2016		3,600	4,861
3.750% due 10/01/2014		$205	215
4.375% due 01/31/2013		26,740	28,161
4.875% due 11/29/2035	GBP	300	403
5.000% due 11/15/2014		$100	107
5.110% due 05/15/2013	AUD	20,000	20,269
5.125% due 09/01/2012		$300	316
5.250% due 10/23/2012		16,650	17,646
5.300% due 08/26/2011		500	510
5.625% due 12/11/2017		4,640	5,067

Wells Fargo Bank N.A.
0.524% due 05/16/2016		1,500	1,433
1.245% due 09/19/2011	EUR	2,700	3,823
4.750% due 02/09/2015		$13,600	14,466
6.000% due 05/23/2013	EUR	11,500	17,380

Wells Fargo Capital X
5.950% due 12/01/2086		$23,800	23,536

Wells Fargo Capital XIII
7.700% due 12/29/2049		285,004	294,979

Western Corporate Federal Credit Union
1.750% due 11/02/2012		12,803	13,008

Westpac Banking Corp.
3.000% due 08/04/2015		70	70
3.585% due 08/14/2014		15,600	16,364
5.000% due 10/21/2019	GBP	250	402

Weyerhaeuser Co.
6.750% due 03/15/2012		$24,500	25,760
7.375% due 10/01/2019		38,500	43,511
7.375% due 03/15/2032		44,414	46,961
8.500% due 01/15/2025		5,245	6,063

WR Berkley Corp.
5.375% due 09/15/2020		12,000	12,070

XL Capital Finance Europe PLC
6.500% due 01/15/2012		10,000	10,414

XL Group PLC
5.250% due 09/15/2014		1,600	1,685

ZFS Finance USA Trust IV
5.875% due 05/09/2062		146	146

			59,488,886

INDUSTRIALS 5.3%

Abbott Laboratories
5.875% due 05/15/2016		140	160

AES El Salvador Trust
6.750% due 02/01/2016		105	104

Aetna, Inc.
6.000% due 06/15/2016		15,000	16,885
6.500% due 09/15/2018		12,000	13,807

Agilent Technologies, Inc.
6.500% due 11/01/2017		710	792

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011		60,066	60,487

Alcoa, Inc.
5.550% due 02/01/2017		2,300	2,432
5.720% due 02/23/2019		4,127	4,293
6.000% due 07/15/2013		25,085	27,371
6.150% due 08/15/2020		55	58
6.750% due 07/15/2018		12,600	13,949

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allied Waste North America, Inc.
6.875% due 06/01/2017		$1,125	$1,228

ALROSA Finance S.A.
8.875% due 11/17/2014		1,500	1,714

Altria Group, Inc.
8.500% due 11/10/2013		2,750	3,207
9.250% due 08/06/2019		90,525	118,178
9.700% due 11/10/2018		98,978	130,176
9.950% due 11/10/2038		5,185	7,253
10.200% due 02/06/2039		28,000	39,842

America Movil S.A.B. de C.V.
3.750% due 06/28/2017	EUR	2,100	2,938
5.000% due 03/30/2020		$133,600	138,264
5.625% due 11/15/2017		25	28
6.125% due 03/30/2040		114,400	120,126

America West Airlines Pass-Through Trust
6.870% due 07/02/2018		1,207	1,201

American Airlines Pass-Through Trust
6.978% due 10/01/2012		1,421	1,423
10.375% due 01/02/2021		13,346	15,682

American Airlines, Inc.
10.500% due 10/15/2012		19,300	21,085

Amgen, Inc.
5.700% due 02/01/2019		28,026	31,332
5.850% due 06/01/2017		15,000	17,073
6.150% due 06/01/2018		4,500	5,165
6.375% due 06/01/2037		417	464
6.400% due 02/01/2039		25,015	27,836
6.900% due 06/01/2038		7,686	9,102

Anadarko Petroleum Corp.
6.125% due 03/15/2012 (l)		1,800	1,876
6.375% due 09/15/2017		80	88
6.450% due 09/15/2036		135	135
6.950% due 06/15/2019		55	62

Anheuser-Busch Cos., Inc.
5.500% due 01/15/2018		9,100	9,986
7.500% due 03/15/2012		500	531

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		61,000	61,527
5.375% due 11/15/2014		370	408
5.375% due 01/15/2020		195	209
6.875% due 11/15/2019		325	384

Apache Corp.
6.000% due 09/15/2013		30	33
7.950% due 04/15/2026		150	195

ArcelorMittal
7.000% due 10/15/2039		145	146

Arch Western Finance LLC
6.750% due 07/01/2013		15,922	16,161

Arrow Electronics, Inc.
6.000% due 04/01/2020		15,000	15,880

AstraZeneca PLC
5.400% due 09/15/2012		25	27
5.900% due 09/15/2017		69,200	78,985

Atlantic Richfield Co.
8.375% due 02/21/2012		7,700	8,125
8.500% due 04/01/2012		250	266
8.620% due 03/12/2012		11,000	11,654

AutoZone, Inc.
5.500% due 11/15/2015		10,050	10,826
5.750% due 01/15/2015		700	772
5.875% due 10/15/2012		4,800	5,122
6.500% due 01/15/2014		40,000	44,789
6.950% due 06/15/2016		1,000	1,143
7.125% due 08/01/2018		30,000	34,843

Avnet, Inc.
6.625% due 09/15/2016		1,700	1,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avon Products, Inc.
6.500% due 03/01/2019	$28,300	$32,429

Axiata SPV1 Labuan Ltd.
5.375% due 04/28/2020	1,700	1,740

Baker Hughes, Inc.
6.500% due 11/15/2013	40	45
6.875% due 01/15/2029	100	117

Ball Corp.
5.750% due 05/15/2021	50	49

Barrick Australian Finance Pty. Ltd.
5.950% due 10/15/2039	255	264

Baxter International, Inc.
5.375% due 06/01/2018	10,000	11,096

Berry Petroleum Co.
10.250% due 06/01/2014	350	408

Berry Plastics Corp.
5.053% due 02/15/2015	1,100	1,096

BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	220	236
5.125% due 03/29/2012	10,000	10,454
5.250% due 12/15/2015	82	91

Biomet, Inc.
10.000% due 10/15/2017	925	1,019
10.375% due 10/15/2017 (e)	4,500	4,967

Black & Decker Corp.
5.750% due 11/15/2016	25,000	27,538
8.950% due 04/15/2014	41,900	49,533

BMW U.S. Capital LLC
1.003% due 10/14/2011	8,300	8,314

Board of Trustees of The Leland Stanford Junior University
4.750% due 05/01/2019	200	216

Boeing Co.
3.500% due 02/15/2015	115	121
8.750% due 08/15/2021	50	67

Boston Scientific Corp.
5.125% due 01/12/2017	21,805	22,304
5.450% due 06/15/2014	2,000	2,134
6.000% due 01/15/2020	500	524
6.400% due 06/15/2016	2,000	2,180

Bottling Group LLC
6.950% due 03/15/2014	70	81

Brunswick Corp.
11.750% due 08/15/2013	18,000	21,510

Burlington Northern Santa Fe LLC
3.600% due 09/01/2020	18,000	17,080
7.290% due 06/01/2036	55	65

Campbell Soup Co.
4.500% due 02/15/2019	1,200	1,256

Canadian National Railway Co.
6.250% due 08/01/2034	100	113

Canadian Natural Resources Ltd.
4.900% due 12/01/2014	90	98
5.700% due 05/15/2017	590	660
6.250% due 03/15/2038	20,000	21,594
6.500% due 02/15/2037	25,000	27,799
6.700% due 07/15/2011	12,860	13,083

Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	25,558
6.000% due 06/15/2017	10,600	11,780

Caterpillar, Inc.
5.700% due 08/15/2016	100	114

CBS Corp.
5.625% due 08/15/2012	15,000	15,826

CC Holdings GS V LLC
7.750% due 05/01/2017	1,500	1,643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	$200	$231

Cemex Finance LLC
9.500% due 12/14/2016	102,000	110,415

Cemex S.A.B. de C.V.
9.000% due 01/11/2018	25,000	26,344

Cenovus Energy, Inc.
4.500% due 09/15/2014	2,300	2,469

Centex Corp.
5.250% due 06/15/2015	4,500	4,590
5.700% due 05/15/2014	1,500	1,568
6.500% due 05/01/2016	19,120	19,981

Chart Industries, Inc.
9.125% due 10/15/2015	800	840

Chesapeake Energy Corp.
6.500% due 08/15/2017	50	54
6.625% due 08/15/2020	48,700	52,109
7.250% due 12/15/2018	3,000	3,368
7.625% due 07/15/2013	8,446	9,502
9.500% due 02/15/2015	3,685	4,588

Cie Generale de Geophysique-Veritas
7.750% due 05/15/2017	2,000	2,113
9.500% due 05/15/2016	15	17

Cisco Systems, Inc.
5.500% due 02/22/2016	100	112

CITIC Resources Finance 2007 Ltd.
6.750% due 05/15/2014	17,900	18,795

CityCenter Holdings LLC
7.625% due 01/15/2016	19,900	20,646

CoBank ACB
7.875% due 04/16/2018	4,900	5,531

Codelco, Inc.
6.150% due 10/24/2036	23,200	25,616
7.500% due 01/15/2019	3,400	4,118

Colgate-Palmolive Co.
5.980% due 04/25/2012	150	158

Colorado Interstate Gas Co.
6.850% due 06/15/2037	250	271

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	5,697	6,419

Comcast Cable Communications LLC
7.125% due 06/15/2013	400	445

Comcast Corp.
4.950% due 06/15/2016	230	246
5.150% due 03/01/2020	75	78
5.300% due 01/15/2014	150	163
5.650% due 06/15/2035	435	410
5.700% due 05/15/2018	335	365
5.700% due 07/01/2019	15	16
5.850% due 11/15/2015	825	919
5.900% due 03/15/2016	7,725	8,591
6.300% due 11/15/2017	390	440
6.450% due 03/15/2037	22,000	22,592
6.500% due 01/15/2015	250	283
6.500% due 01/15/2017	383	436
6.550% due 07/01/2039	120	125
7.050% due 03/15/2033	725	812

Commercial Metals Co.
6.500% due 07/15/2017	2,400	2,460

Community Health Systems, Inc.
8.875% due 07/15/2015	2,500	2,644

Computer Sciences Corp.
5.000% due 02/15/2013	5,000	5,263
5.500% due 03/15/2013	2,000	2,127
6.500% due 03/15/2018	31,745	34,485

ConAgra Foods, Inc.
6.750% due 09/15/2011	214	220

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ConocoPhillips
5.900% due 10/15/2032	$300	$322

Continental Airlines Pass-Through Trust
6.503% due 12/15/2012	9,220	9,312
6.820% due 11/01/2019	4,904	5,198
7.707% due 10/02/2022	2,482	2,687
9.000% due 07/08/2016	12,916	14,660

Continental Airlines, Inc.
6.750% due 09/15/2015	2,500	2,534
6.920% due 04/02/2013 (p)	3,870	3,833

Con-way, Inc.
7.250% due 01/15/2018	19,400	21,053

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014	2,000	2,225
9.250% due 06/30/2020	11,000	12,293

Costco Wholesale Corp.
5.500% due 03/15/2017	100	114

Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	7,920

Cox Communications, Inc.
4.625% due 06/01/2013	6,000	6,368
5.450% due 12/15/2014	340	375
5.875% due 12/01/2016	350	387
6.450% due 12/01/2036	5,000	5,169
7.125% due 10/01/2012	35	38
8.375% due 03/01/2039	105	134
9.375% due 01/15/2019	175	227

CRH America, Inc.
8.125% due 07/15/2018	10,000	11,768

CSC Holdings LLC
6.750% due 04/15/2012	5,000	5,200
7.625% due 04/01/2011	1,000	1,000
7.875% due 02/15/2018	125	139
8.500% due 04/15/2014	500	563
8.500% due 06/15/2015	750	823

CSN Islands XI Corp.
6.875% due 09/21/2019	25,600	28,544

CSN Resources S.A.
6.500% due 07/21/2020	27,000	28,890

CSX Corp.
5.600% due 05/01/2017	21,200	23,395
6.250% due 03/15/2018	5,852	6,673

CVS Pass-Through Trust
6.036% due 12/10/2028	27	28
6.943% due 01/10/2030	18,639	20,313
7.507% due 01/10/2032	104,538	120,235

Cytec Industries, Inc.
4.600% due 07/01/2013	2,000	2,110
6.000% due 10/01/2015	5,300	5,799
8.950% due 07/01/2017	7,000	8,549

Daimler Finance North America LLC
5.750% due 09/08/2011	98,720	100,879
6.500% due 11/15/2013	37,700	42,097
7.300% due 01/15/2012	32,620	34,270

Darden Restaurants, Inc.
6.200% due 10/15/2017	14,000	15,476

Delhaize America LLC
9.000% due 04/15/2031	80	102

Dell, Inc.
4.700% due 04/15/2013	116,200	123,738
5.650% due 04/15/2018	77,370	85,139
6.500% due 04/15/2038	95,000	102,720

Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018	21,742	22,558
7.111% due 03/18/2013	10,000	10,300
7.750% due 06/17/2021	4,895	5,360

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deluxe Corp.
5.125% due 10/01/2014		$6,200	$6,247

Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		5,537	5,731

Deutsche Telekom International Finance BV
5.750% due 03/23/2016		385	431
6.500% due 04/08/2022	GBP	15,400	27,256
6.750% due 08/20/2018		$32,190	38,008
8.750% due 06/15/2030		2,870	3,770

Devon Energy Corp.
5.625% due 01/15/2014		250	276
6.300% due 01/15/2019		655	768

Devon Financing Corp. ULC
6.875% due 09/30/2011		8,675	8,941
7.875% due 09/30/2031		2,000	2,575

Diageo Capital PLC
5.500% due 09/30/2016		50	56

DirecTV Holdings LLC
4.600% due 02/15/2021		70	68

Discovery Communications LLC
5.050% due 06/01/2020		45	47

DISH DBS Corp.
6.375% due 10/01/2011		17,250	17,638
6.625% due 10/01/2014		12,000	12,735
7.000% due 10/01/2013		2,450	2,658
7.125% due 02/01/2016		26,550	28,475
7.750% due 05/31/2015		16,250	17,875

Dolphin Energy Ltd.
5.888% due 06/15/2019		1,107	1,184

Domtar Corp.
9.500% due 08/01/2016		30,670	36,421

Dow Chemical Co.
2.562% due 08/08/2011		900	907
4.850% due 08/15/2012		61,000	63,897
5.700% due 05/15/2018		500	539
5.900% due 02/15/2015		2,100	2,327
6.000% due 10/01/2012		3,440	3,680
6.850% due 08/15/2013		500	551
7.375% due 11/01/2029		45	54
7.600% due 05/15/2014		1,250	1,444
8.550% due 05/15/2019		50,790	64,220
9.400% due 05/15/2039		600	894

DR Horton, Inc.
5.250% due 02/15/2015		10,000	10,200
5.625% due 09/15/2014		3,000	3,150
5.625% due 01/15/2016		13,700	13,940
6.125% due 01/15/2014		5,000	5,325
6.500% due 04/15/2016		51,500	54,075

Duke University
5.150% due 04/01/2019		5,300	5,833

E.I. Du Pont De Nemours & Co.
4.750% due 11/15/2012		175	185
5.000% due 01/15/2013		100	107
5.250% due 12/15/2016		10,000	11,143

Eastman Kodak Co.
7.250% due 11/15/2013		80	80

Eaton Vance Corp.
6.500% due 10/02/2017		21,100	23,899

Ecopetrol S.A.
7.625% due 07/23/2019		79,515	92,039

El Paso Corp.
7.000% due 05/15/2011		10,850	10,965
7.000% due 06/15/2017		1,950	2,190
7.875% due 06/15/2012		14,100	15,040
9.625% due 05/15/2012		13,050	14,083

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

El Paso Natural Gas Co.
5.950% due 04/15/2017	$3,295	$3,638
8.375% due 06/15/2032	13,895	17,077

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	50	55

Emerson Electric Co.
4.500% due 05/01/2013	95	101

Enbridge Energy Partners LP
5.875% due 12/15/2016	50	55

Enbridge, Inc.
4.900% due 03/01/2015	50	54

EnCana Corp.
6.300% due 11/01/2011	10,420	10,756
6.500% due 05/15/2019	95	111
6.500% due 08/15/2034	100	107
6.625% due 08/15/2037	275	298

Energy Transfer Partners LP
5.650% due 08/01/2012	6,145	6,458
6.000% due 07/01/2013	1,435	1,559
6.125% due 02/15/2017	60	67
6.700% due 07/01/2018	1,000	1,133
7.500% due 07/01/2038	5,000	5,801
9.000% due 04/15/2019	40	51

Enterprise Products Operating LLC
4.600% due 08/01/2012	6,000	6,244
5.600% due 10/15/2014	85	94
6.500% due 01/31/2019	25,000	28,420
8.375% due 08/01/2066	2,000	2,162

Erac USA Finance LLC
5.800% due 10/15/2012	10,000	10,626
6.375% due 10/15/2017	1,900	2,130

Expedia, Inc.
8.500% due 07/01/2016	16,500	18,026

FBG Finance Ltd.
5.125% due 06/15/2015	1,000	1,061

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021	31,000	32,162
7.500% due 05/04/2020	21,106	23,006

First Data Corp.
8.250% due 01/15/2021	2,023	2,028
9.875% due 09/24/2015	453	467
12.625% due 01/15/2021	2,023	2,205

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019	500	603

FMC Corp.
5.200% due 12/15/2019	15,000	15,545

Fortune Brands, Inc.
5.375% due 01/15/2016	33,600	35,657
8.625% due 11/15/2021	10,500	12,125

Foster’s Finance Corp.
4.875% due 10/01/2014	6,300	6,667

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	7,345	8,107

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	6,392	6,472

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	1,600	1,842

Gannett Co., Inc.
5.750% due 06/01/2011	6,200	6,216

GATX Corp.
4.750% due 10/01/2012	25,000	26,128

Gazprom International S.A.
7.201% due 02/01/2020	2,588	2,827

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	26,031	28,358

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013	59,710	67,980

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund  (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		$59,400	$	62,293
5.875% due 06/01/2015	EUR	20,000		30,434
6.212% due 11/22/2016		$41,800		45,855
6.510% due 03/07/2022		8,300		8,860
6.605% due 02/13/2018	EUR	500		767
7.288% due 08/16/2037		$48,160		52,247
7.343% due 04/11/2013		52,900		58,454
7.510% due 07/31/2013		35,000		38,981
8.146% due 04/11/2018		197,250		233,440
8.625% due 04/28/2034		192,520		238,436
9.250% due 04/23/2019		25,600		31,967

Genentech, Inc.
4.750% due 07/15/2015		100		109

General Electric Co.
5.250% due 12/06/2017		31,848		34,679

General Mills, Inc.
5.250% due 08/15/2013		15,000		16,298
6.000% due 02/15/2012		7,013		7,340

Georgia-Pacific LLC
7.125% due 01/15/2017		18,800		20,046
7.700% due 06/15/2015		1,150		1,308
7.750% due 11/15/2029		700		773
8.000% due 01/15/2024		500		574
8.125% due 05/15/2011		12,500		12,641
8.250% due 05/01/2016		5,000		5,662
9.500% due 12/01/2011		1,855		1,959

Gerdau Holdings, Inc.
7.000% due 01/20/2020		123,600		137,505

Gerdau Trade, Inc.
5.750% due 01/30/2021		75,200		76,516

GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014		100		108
4.850% due 05/15/2013		28,530		30,697
5.650% due 05/15/2018		100,045		112,411

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	5,600		7,946

Hanson Australia Funding Ltd.
5.250% due 03/15/2013		$15,000		15,675

Hanson Ltd.
6.125% due 08/15/2016		73,000		76,285

Hasbro, Inc.
6.300% due 09/15/2017		8,995		9,906

HCA, Inc.
6.250% due 02/15/2013		8,100		8,444
6.750% due 07/15/2013		9,000		9,506
7.250% due 09/15/2020		7,000		7,525
7.500% due 12/15/2023		3,000		2,850
8.360% due 04/15/2024		2,900		2,914
8.500% due 04/15/2019		8,100		9,032
9.125% due 11/15/2014		59,180		62,361
9.250% due 11/15/2016		46,354		50,120
9.625% due 11/15/2016 (e)		10,000		10,800
9.875% due 02/15/2017		5,225		5,878

Health Management Associates, Inc.
6.125% due 04/15/2016		16,000		16,600

Hewlett-Packard Co.
2.250% due 05/27/2011		1,600		1,605
2.950% due 08/15/2012		35		36
6.500% due 07/01/2012		175		187

Hidden Ridge Facility Trustee
5.750% due 01/01/2021		8,826		9,194

Historic TW, Inc.
9.125% due 01/15/2013		12,125		13,656

HJ Heinz Co.
5.350% due 07/15/2013		27,500		29,867

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HJ Heinz Finance Co.
6.000% due 03/15/2012	$27,000	$28,350

Home Depot, Inc.
5.400% due 03/01/2016	3,000	3,315

Honeywell International, Inc.
5.300% due 03/01/2018	20	22
6.125% due 11/01/2011	575	595

Husky Energy, Inc.
6.250% due 06/15/2012	1,000	1,060

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	6,000	6,469
6.500% due 02/13/2013	8,000	8,694
7.625% due 04/09/2019	10,000	11,993

Hyundai Capital America
3.750% due 04/06/2016	20,000	19,700

Hyundai Motor Manufacturing Czech SRO
4.500% due 04/15/2015	6,000	6,154

Indian Oil Corp. Ltd.
4.750% due 01/22/2015	5,000	5,178

Indosat Palapa Co. BV
7.375% due 07/29/2020	15,000	16,557

Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	445	472

Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015	60	62

Intergen NV
9.000% due 06/30/2017	1,062	1,150

International Business Machines Corp.
5.700% due 09/14/2017	27,958	31,645
7.625% due 10/15/2018	170	213

International Paper Co.
5.300% due 04/01/2015	200	215

JC Penney Corp., Inc.
9.000% due 08/01/2012	4,900	5,366

Johnson & Johnson
6.950% due 09/01/2029	100	125

Jones Group, Inc.
5.125% due 11/15/2014	44,170	44,667

KazMunayGas National Co.
7.000% due 05/05/2020	50,000	54,125

KB Home
5.750% due 02/01/2014	10,000	10,150
5.875% due 01/15/2015	29,140	28,921
6.250% due 06/15/2015	17,355	17,268

Kellogg Co.
5.125% due 12/03/2012	300	320

Kerr-McGee Corp.
6.875% due 09/15/2011	10,000	10,253
6.950% due 07/01/2024	3,825	4,233

KeySpan Corp.
4.650% due 04/01/2013	6,900	7,252

Kimberly-Clark Corp.
5.000% due 08/15/2013	20	22

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	210	227
5.950% due 02/15/2018	29,370	32,333
6.500% due 09/01/2039	10,145	10,431
6.950% due 01/15/2038	28,465	30,782
7.125% due 03/15/2012	165	174
7.400% due 03/15/2031	220	247

Kohl’s Corp.
6.250% due 12/15/2017	40,500	46,396

Kraft Foods, Inc.
5.250% due 10/01/2013	150	163
5.625% due 11/01/2011	6,262	6,436
6.125% due 02/01/2018	154,460	172,631
6.125% due 08/23/2018	15,000	16,774

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/11/2017		$510	$582
6.875% due 02/01/2038		57,500	63,955

Kroger Co.
3.900% due 10/01/2015		250	259
5.000% due 04/15/2013		500	534

L-3 Communications Corp.
5.200% due 10/15/2019		8,200	8,558

Lender Processing Services, Inc.
8.125% due 07/01/2016		500	523

Lennar Corp.
5.500% due 09/01/2014		29,500	29,648
5.600% due 05/31/2015		44,986	44,536
5.950% due 10/17/2011		18,000	18,360
5.950% due 03/01/2013		15,800	16,432
6.500% due 04/15/2016		4,000	4,020

Lexmark International, Inc.
5.900% due 06/01/2013		21,470	22,892
6.650% due 06/01/2018		9,600	10,384

Lighthouse International Co. S.A.
8.000% due 04/30/2014	EUR	600	270

Limited Brands, Inc.
5.250% due 11/01/2014		$4,496	4,698
6.125% due 12/01/2012		12,040	12,762
6.900% due 07/15/2017		102,465	110,406
8.500% due 06/15/2019		17,000	19,592

Lockheed Martin Corp.
7.650% due 05/01/2016		4,600	5,576

Loews Corp.
5.250% due 03/15/2016		37,500	40,570

Lowe’s Cos., Inc.
5.000% due 10/15/2015		140	155
5.500% due 10/15/2035		50	50

Lukoil International Finance BV
6.125% due 11/09/2020		600	615

Lyondell Chemical Co.
8.000% due 11/01/2017		37,625	41,576

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012		79,830	82,624
5.875% due 01/15/2013		21,364	22,833
5.900% due 12/01/2016		15,000	16,200
8.000% due 07/15/2012		12,125	13,034
8.375% due 07/15/2015		51,610	60,255

Manpower, Inc.
4.750% due 06/14/2013	EUR	45,500	66,199

Marathon Oil Corp.
6.000% due 10/01/2017		$40,500	45,577

Marks & Spencer PLC
6.250% due 12/01/2017		2,200	2,333

Marriott International, Inc.
4.625% due 06/15/2012		15,000	15,591
6.375% due 06/15/2017		14,400	16,149

Masco Corp.
4.800% due 06/15/2015		9,000	8,938
5.850% due 03/15/2017		12,020	11,788
5.875% due 07/15/2012		59,000	61,768
6.125% due 10/03/2016		15,200	15,587
7.125% due 08/15/2013		10,000	10,729

Mattel, Inc.
6.125% due 06/15/2011		10,000	10,092

Maytag Corp.
5.000% due 05/15/2015		10,000	10,240

McDonald’s Corp.
5.000% due 02/01/2019		200	218
5.300% due 03/15/2017		125	139

McKesson Corp.
5.700% due 03/01/2017		11,600	12,849
7.500% due 02/15/2019		8,000	9,678

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MDC Holdings, Inc.
5.375% due 12/15/2014		$12,000	$12,635
7.000% due 12/01/2012		10,000	10,704

MeadWestvaco Corp.
7.375% due 09/01/2019		20,000	21,534

Meccanica Holdings USA
6.250% due 01/15/2040		10,600	9,805

MGM Resorts International
9.000% due 03/15/2020		6,000	6,608
10.375% due 05/15/2014		5,650	6,498

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014		4,100	4,446
6.700% due 09/15/2019		55	61

Motorola Solutions, Inc.
5.375% due 11/15/2012		9,100	9,574
6.000% due 11/15/2017		400	438
8.000% due 11/01/2011		9,175	9,531

Motors Liquidation Co.
8.375% due 07/05/2033 (a)	EUR	20,000	8,007

Nabors Industries, Inc.
6.150% due 02/15/2018		$49,800	54,512

Nakilat, Inc.
6.067% due 12/31/2033		3,700	3,709

New York Times Co.
5.000% due 03/15/2015		26,930	26,991

Newell Rubbermaid, Inc.
6.250% due 04/15/2018		19,000	20,963

Newfield Exploration Co.
6.625% due 04/15/2016		600	623

Newmont Mining Corp.
6.250% due 10/01/2039		5,000	5,319

News America, Inc.
5.300% due 12/15/2014		500	552
6.650% due 11/15/2037		60	63
6.900% due 03/01/2019		70	82
8.450% due 08/01/2034		20	24

Noble Group Ltd.
4.875% due 08/05/2015		49,000	50,814
6.750% due 01/29/2020		96,100	103,115
8.500% due 05/30/2013		9,000	10,102

Nokia OYJ
5.375% due 05/15/2019		115	117
6.625% due 05/15/2039		115	117

Nordstrom, Inc.
6.250% due 01/15/2018		42,825	49,002
6.750% due 06/01/2014		2,400	2,742

Norfolk Southern Corp.
5.750% due 04/01/2018		800	897

Northwest Airlines Pass-Through Trust
1.062% due 11/20/2015		2,147	2,028
7.041% due 10/01/2023		11,042	11,483
7.150% due 04/01/2021		1,584	1,592

Northwest Pipeline GP
7.000% due 06/15/2016		113	133

Novartis Capital Corp.
4.125% due 02/10/2014		2,969	3,174
4.400% due 04/24/2020		45,000	46,580

Novartis Securities Investment Ltd.
5.125% due 02/10/2019		71	77

Novatek Finance Ltd.
5.326% due 02/03/2016		76,000	78,441

Nucor Corp.
5.850% due 06/01/2018		13,000	14,818
6.400% due 12/01/2037		600	687

NXP BV
3.748% due 10/15/2013	EUR	9,500	13,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$75,900	$80,359

Office Depot, Inc.
6.250% due 08/15/2013		73,035	75,591

ONEOK Partners LP
6.150% due 10/01/2016		10,000	11,278
6.850% due 10/15/2037		31,800	34,919

OPTI Canada, Inc.
8.250% due 12/15/2014		700	377

Oracle Corp.
4.950% due 04/15/2013		15,030	16,190
5.750% due 04/15/2018		19,335	21,645

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016		825	909

Packaging Corp. of America
5.750% due 08/01/2013		10,000	10,714

Pactiv Corp.
8.125% due 06/15/2017		9,800	10,106

Pearson Dollar Finance PLC
5.500% due 05/06/2013		27,800	29,768
5.700% due 06/01/2014		5,000	5,464
6.250% due 05/06/2018		28,000	31,403

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	10,600	14,539
5.750% due 03/01/2018		$16,900	17,948
6.250% due 08/05/2013	EUR	1,200	1,830
6.375% due 08/05/2016		1,300	2,006
7.500% due 12/18/2013	GBP	2,260	3,988

PepsiCo, Inc.
7.000% due 03/01/2029		$100	124
7.900% due 11/01/2018		150	190

Petrobras International Finance Co.
3.875% due 01/27/2016		190,000	191,979
5.750% due 01/20/2020		132,400	137,100
6.750% due 01/27/2041		50,000	51,720
6.875% due 01/20/2040		50,000	52,590
7.875% due 03/15/2019		68,930	81,196
8.375% due 12/10/2018		5,025	6,077

Petroleos Mexicanos
4.875% due 03/15/2015		700	749
5.500% due 01/09/2017	EUR	3,200	4,737
5.500% due 01/21/2021		$21,200	21,624
8.000% due 05/03/2019		22,800	27,497

Petronas Capital Ltd.
7.875% due 05/22/2022		160	204

Pfizer, Inc.
4.450% due 03/15/2012		250	259
4.650% due 03/01/2018		150	158

Pharmacia Corp.
6.750% due 12/15/2027		5,000	5,854

PHH Corp.
9.250% due 03/01/2016		2,500	2,731

Philip Morris International, Inc.
4.875% due 05/16/2013		62,800	67,335
5.650% due 05/16/2018		26,700	29,716

Pioneer Natural Resources Co.
5.875% due 07/15/2016		27,835	29,405

Pitney Bowes, Inc.
4.750% due 01/15/2016		15,000	15,567

Plains All American Pipeline LP
5.625% due 12/15/2013		10,000	10,899
6.125% due 01/15/2017		25	28

Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014		500	545

PPG Industries, Inc.
6.650% due 03/15/2018		23,500	27,348

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Praxair, Inc.
6.375% due 04/01/2012	$200	$211

President and Fellows of Harvard College
6.000% due 01/15/2019	34,800	40,076

Pride International, Inc.
6.875% due 08/15/2020	18,500	21,067
7.875% due 08/15/2040	6,100	7,358

Princeton University
4.950% due 03/01/2019	6,800	7,385

Pulte Group, Inc.
5.250% due 01/15/2014	35,000	35,700
6.250% due 02/15/2013	10,000	10,450
7.625% due 10/15/2017	2,500	2,600

Quest Diagnostics, Inc.
5.450% due 11/01/2015	1,900	2,073

Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	5,000	5,183

Reliance Holdings USA, Inc.
4.500% due 10/19/2020	1,000	942

Rexam PLC
6.750% due 06/01/2013	16,500	17,898

Reynolds American, Inc.
1.010% due 06/15/2011	71,700	71,757
6.750% due 06/15/2017	11,200	12,810
7.250% due 06/01/2012	46,540	49,660
7.250% due 06/01/2013	94,600	105,806
7.250% due 06/15/2037	1,100	1,168
7.625% due 06/01/2016	12,850	15,264
7.750% due 06/01/2018	8,100	9,477

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019	12,000	12,360

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	7,836	8,474

Rio Tinto Finance USA Ltd.
6.500% due 07/15/2018	150	173
7.125% due 07/15/2028	60	73
8.950% due 05/01/2014	65	78
9.000% due 05/01/2019	110	145

Roche Holdings, Inc.
6.000% due 03/01/2019	99,778	113,126
7.000% due 03/01/2039	143,373	175,164

Rockies Express Pipeline LLC
6.875% due 04/15/2040	8,257	8,134

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	800	823

Rogers Communications, Inc.
6.375% due 03/01/2014	310	348
6.800% due 08/15/2018	100	117
7.500% due 03/15/2015	75	89

Rohm and Haas Co.
6.000% due 09/15/2017	140,190	154,775
7.850% due 07/15/2029	4,700	5,601

RPM International, Inc.
6.500% due 02/15/2018	26,800	28,534

RR Donnelley & Sons Co.
4.950% due 04/01/2014	800	829
5.625% due 01/15/2012	40,078	40,850
6.125% due 01/15/2017	14,200	14,761
8.600% due 08/15/2016	25,000	28,560
11.250% due 02/01/2019	25,600	32,218

Ryder System, Inc.
6.000% due 03/01/2013	18,690	20,131

Ryland Group, Inc.
5.375% due 01/15/2015	9,000	9,135
6.625% due 05/01/2020	10,000	9,800
8.400% due 05/15/2017	28,000	31,220

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

RZD Capital Ltd.
5.739% due 04/03/2017	$19,810	$	20,720

SABMiller PLC
5.500% due 08/15/2013	38,300		41,620
6.500% due 07/01/2016	1,900		2,172

SandRidge Energy, Inc.
8.625% due 04/01/2015 (e)	13,025		13,587

Sanmina-SCI Corp.
8.125% due 03/01/2016	300		312

SBA Tower Trust
5.101% due 04/15/2017	2,200		2,255

SCA Finans AB
4.500% due 07/15/2015	5,250		5,434

Seagate Technology HDD Holdings
6.375% due 10/01/2011	39,045		40,021

Sealed Air Corp.
5.625% due 07/15/2013	9,250		9,694

Shell International Finance BV
4.300% due 09/22/2019	500		515

Sheraton Holding Corp.
7.375% due 11/15/2015	5,000		5,625

Siemens Financieringsmaatschappij NV
5.500% due 02/16/2012	1,200		1,247
5.750% due 10/17/2016	21,100		23,769
6.125% due 08/17/2026	10,800		12,185

Snap-On, Inc.
6.125% due 09/01/2021	67,000		73,025

Sonat, Inc.
7.625% due 07/15/2011	25,510		26,018

Southern Natural Gas Co.
5.900% due 04/01/2017	5,000		5,580
8.000% due 03/01/2032	500		612

Southwest Airlines Co.
5.125% due 03/01/2017	4,500		4,669

Southwestern Energy Co.
7.500% due 02/01/2018	500		569

Spectra Energy Capital LLC
5.500% due 03/01/2014	23,850		25,897
6.200% due 04/15/2018	8,400		9,344

Staples, Inc.
9.750% due 01/15/2014	18,000		21,607

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	35,271		37,872
7.875% due 05/01/2012	35,500		37,763
7.875% due 10/15/2014	43,700		50,168

STATS ChipPAC Ltd.
7.500% due 08/12/2015	10,000		10,950

Steel Dynamics, Inc.
7.375% due 11/01/2012	800		856

Suncor Energy, Inc.
6.100% due 06/01/2018	3,900		4,406
6.850% due 06/01/2039	1,600		1,810

SunGard Data Systems, Inc.
10.250% due 08/15/2015	9,000		9,472

SUPERVALU, Inc.
8.000% due 05/01/2016 (l)	1,950		1,960

Systems Asset Trust LLC
7.156% due 12/15/2011	3,231		3,308

Target Corp.
5.125% due 01/15/2013	2,000		2,141
5.375% due 05/01/2017	40		45
5.875% due 03/01/2012	245		257
6.000% due 01/15/2018	200		229
7.000% due 01/15/2038	127,500		151,038

Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000		12,494

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

TCI Communications, Inc.
8.750% due 08/01/2015	$5	$	6

Teck Resources Ltd.
9.750% due 05/15/2014	5,571		6,767

Telefonica Emisiones SAU
5.855% due 02/04/2013	114		122
5.877% due 07/15/2019	20		21
6.221% due 07/03/2017	200		218
6.421% due 06/20/2016	196		218
7.045% due 06/20/2036	75		82

Temple-Inland, Inc.
6.625% due 01/15/2016	5,000		5,436
6.875% due 01/15/2018	15,430		16,703
7.875% due 05/01/2012	5,500		5,868

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	10,275		11,462

Tesco PLC
5.500% due 11/15/2017	500		554

Time Warner Cable, Inc.
5.400% due 07/02/2012	9,469		9,955
5.850% due 05/01/2017	60		66
6.200% due 07/01/2013	4,858		5,340
6.550% due 05/01/2037	215		219
6.750% due 07/01/2018	155		176
8.250% due 02/14/2014	80		93
8.250% due 04/01/2019	675		823
8.750% due 02/14/2019	175		218

Time Warner, Inc.
5.875% due 11/15/2016	2,035		2,270
6.100% due 07/15/2040	1,800		1,766
6.500% due 11/15/2036	20,000		20,609
6.875% due 05/01/2012	390		414
7.625% due 04/15/2031	970		1,121
7.700% due 05/01/2032	115		134

Toll Brothers Finance Corp.
5.150% due 05/15/2015	10,000		10,202
5.950% due 09/15/2013 (l)	10,000		10,391
6.750% due 11/01/2019	10,000		10,331
8.910% due 10/15/2017	77,650		90,077

Total Capital S.A.
4.450% due 06/24/2020	72,100		73,656

TransCanada Pipelines Ltd.
6.500% due 08/15/2018	400		466
7.125% due 01/15/2019	35,124		42,513
7.250% due 08/15/2038	110		132
7.625% due 01/15/2039	39,682		49,297

Transocean, Inc.
4.950% due 11/15/2015	224,000		236,686
6.000% due 03/15/2018	3,000		3,241
6.625% due 04/15/2011	5,330		5,337

Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,700		7,141
6.550% due 10/01/2017	9,800		11,213

Tyson Foods, Inc.
6.850% due 04/01/2016	18,908		21,224
10.500% due 03/01/2014	43,500		52,418

UAL Equipment Trust AB
10.850% due 02/19/2015 (a)	1,993		1,011

UAL Pass-Through Trust
8.030% due 01/01/2013 (a)	1,873		1,902
9.200% due 03/29/2049 (a)	1,706		938
10.020% due 03/22/2014 (a)	6,535		2,826
10.125% due 03/22/2015 (a)	8,989		3,753
10.400% due 05/01/2018	51,606		59,089

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Union Pacific Corp.
5.450% due 01/31/2013	$13,475	$	14,485
5.700% due 08/15/2018	8,500		9,516
6.125% due 02/15/2020	40,000		45,927

Union Pacific Railroad Co. Pass-Through Trust
4.698% due 01/02/2024	127		131

United Technologies Corp.
5.375% due 12/15/2017	20		22
6.100% due 05/15/2012	150		159

UnitedHealth Group, Inc.
4.875% due 02/15/2013	44,500		47,251
4.875% due 04/01/2013	175		186
6.000% due 02/15/2018	60,600		67,387
6.875% due 02/15/2038	7,500		8,440

Universal Corp.
5.000% due 09/01/2011	10,000		10,115
6.250% due 12/01/2014	33,000		35,548

Universal Health Services, Inc.
7.125% due 06/30/2016	17,575		19,100

Urbi Desarrollos Urbanos, S.A.B de C.V.
8.500% due 04/19/2016	1,500		1,556
9.500% due 01/21/2020	8,900		10,012

UST LLC
5.750% due 03/01/2018	52,665		55,921

Vale Overseas Ltd.
4.625% due 09/15/2020	23,750		23,256
6.250% due 01/23/2017	39,835		44,378
6.875% due 11/21/2036	39,878		42,533
6.875% due 11/10/2039	81,800		87,811
8.250% due 01/17/2034	2,565		3,134

Valero Energy Corp.
6.625% due 06/15/2037	25		25
9.375% due 03/15/2019	15,000		19,180

Viacom, Inc.
6.875% due 04/30/2036	145		159

Videotron Ltee
6.875% due 01/15/2014	500		509
9.125% due 04/15/2018	1,850		2,086

Vivendi S.A.
5.750% due 04/04/2013	145,000		155,691
6.625% due 04/04/2018	181,500		203,335

Walgreen Co.
5.250% due 01/15/2019	20		22

Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300		3,510
4.550% due 05/01/2013	100		107
5.375% due 04/05/2017	2,716		3,049
5.800% due 02/15/2018	48,900		55,676

Walt Disney Co.
6.000% due 07/17/2017	70		80
6.375% due 03/01/2012	40		42

Waste Management, Inc.
5.000% due 03/15/2014	7,650		8,252
6.100% due 03/15/2018	1,800		2,007
7.125% due 12/15/2017	1,800		2,089
7.375% due 03/11/2019	12,000		14,452

WellPoint Health Networks, Inc.
6.375% due 01/15/2012	10,360		10,827

Wesfarmers Ltd.
6.998% due 04/10/2013	48,200		53,116

Westvaco Corp.
7.950% due 02/15/2031	22,000		23,075

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whirlpool Corp.
5.500% due 03/01/2013	$10,300	$10,946
6.125% due 06/15/2011	12,000	12,124
6.500% due 06/15/2016	5,000	5,494
7.750% due 07/15/2016	11,000	12,868
8.000% due 05/01/2012	600	639

Williams Cos., Inc.
7.875% due 09/01/2021	140	174

Windstream Corp.
8.125% due 08/01/2013	5,000	5,512
8.625% due 08/01/2016	3,300	3,514

WM Wrigley Jr. Co.
2.450% due 06/28/2012	5,000	5,017
3.050% due 06/28/2013	6,250	6,351

WMG Acquisition Corp.
9.500% due 06/15/2016	1,020	1,084

WPP Finance UK
5.875% due 06/15/2014	2,400	2,638

Wyeth
5.500% due 03/15/2013	10,000	10,837
5.500% due 02/01/2014	225	248
5.500% due 02/15/2016	850	951
7.250% due 03/01/2023	250	311

Wynn Las Vegas LLC
7.750% due 08/15/2020	4,000	4,260

Xerox Corp.
5.500% due 05/15/2012	250	261
6.750% due 02/01/2017	250	287
6.875% due 08/15/2011	100	102

Xstrata Canada Corp.
6.000% due 10/15/2015	110	121

Xstrata Finance Canada Ltd.
5.500% due 11/16/2011	11,250	11,575
5.800% due 11/15/2016	1,265	1,401

Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	2,244

		12,475,413

UTILITIES 1.8%

AES Corp.
7.750% due 03/01/2014	2,515	2,729
8.000% due 10/15/2017	4,500	4,860
9.750% due 04/15/2016	825	951

AES Red Oak LLC
8.540% due 11/30/2019	6,987	7,127

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	22,200	23,761
6.103% due 06/27/2012	28,025	29,493
7.700% due 08/07/2013	31,300	35,055
8.700% due 08/07/2018	91,600	113,698

Alabama Power Co.
5.500% due 10/15/2017	250	279

Alltel Corp.
7.000% due 07/01/2012	10,759	11,521

Ameren Energy Generating Co.
7.950% due 06/01/2032	2,000	1,950

Appalachian Power Co.
4.950% due 02/01/2015	25	27
5.650% due 08/15/2012	2,840	2,993

AT&T Corp.
7.300% due 11/15/2011	2,715	2,828
8.000% due 11/15/2031	350	439

AT&T Mobility LLC
6.500% due 12/15/2011	330	344

AT&T, Inc.
4.850% due 02/15/2014	5,000	5,406
4.950% due 01/15/2013	176,990	188,474

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.100% due 09/15/2014		$1,510	$1,651
5.350% due 09/01/2040		739	664
5.500% due 02/01/2018		195,000	212,971
5.625% due 06/15/2016		25	28
5.800% due 02/15/2019		335	372
6.300% due 01/15/2038		123,240	124,519
6.400% due 05/15/2038		180	184
6.450% due 06/15/2034		100	103
6.500% due 09/01/2037		309,500	321,507
6.550% due 02/15/2039		50	52
6.700% due 11/15/2013		100	113

Baltimore Gas & Electric Co.
6.125% due 07/01/2013		30	33

BellSouth Corp.
4.295% due 04/26/2021		25,800	25,858
5.200% due 09/15/2014		27,800	30,389
6.550% due 06/15/2034		20,000	20,982

BP Capital Markets PLC
1.550% due 08/11/2011		50,000	50,183
2.375% due 12/14/2011		2,730	2,759
2.750% due 06/14/2011	CHF	10,800	11,812
3.125% due 03/10/2012		$20,400	20,853
3.625% due 05/08/2014		80	83
5.250% due 11/07/2013		820	887

British Telecommunications PLC
5.150% due 01/15/2013		450	479

Calpine Construction Finance Co. LP
8.000% due 06/01/2016		18,000	19,710

Carolina Power & Light Co.
6.500% due 07/15/2012		275	294

CenterPoint Energy, Inc.
5.950% due 02/01/2017		7,800	8,487

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		35,700	40,162
7.750% due 11/30/2015		1,300	1,518

CenturyLink, Inc.
6.000% due 04/01/2017		12,800	13,670
6.150% due 09/15/2019		4,000	4,202
7.600% due 09/15/2039		8,900	9,556

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		9,000	9,569

CMS Energy Corp.
8.500% due 04/15/2011		75	75

Consolidated Edison Co. of New York, Inc.
5.375% due 12/15/2015		100	111
5.850% due 04/01/2018		105,540	119,436
6.750% due 04/01/2038		35,000	41,398
7.125% due 12/01/2018		335	405

Consolidated Natural Gas Co.
6.250% due 11/01/2011		15,880	16,380

Constellation Energy Group, Inc.
4.550% due 06/15/2015		3,000	3,118

Dominion Resources, Inc.
5.000% due 03/15/2013		250	267
5.200% due 01/15/2016		15,300	16,550
5.250% due 08/01/2033		70	76
5.700% due 09/17/2012		100	106
6.400% due 06/15/2018		22,010	25,142
7.000% due 06/15/2038		25	29
8.875% due 01/15/2019		105	134

Duke Energy Carolinas LLC
5.100% due 04/15/2018		14,050	15,353
5.300% due 02/15/2040		10	10
5.625% due 11/30/2012		5,100	5,462
5.750% due 11/15/2013		290	323

Duke Energy Corp.
6.300% due 02/01/2014		267	298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Ohio, Inc.
5.700% due 09/15/2012	$135	$144

E.ON International Finance BV
6.650% due 04/30/2038	1,100	1,269

EDF S.A.
4.600% due 01/27/2020	95,900	97,810
5.500% due 01/26/2014	168,600	184,690
5.600% due 01/27/2040	70,000	70,004
6.500% due 01/26/2019	170,190	195,214
6.950% due 01/26/2039	164,850	192,148

El Paso Performance-Linked Trust
7.750% due 07/15/2011	107,185	109,250

Embarq Corp.
6.738% due 06/01/2013	300	325
7.082% due 06/01/2016	96,169	109,343
7.995% due 06/01/2036	300	339

Enel Finance International NV
5.125% due 10/07/2019	235	237
5.700% due 01/15/2013	300	318
6.250% due 09/15/2017	2,400	2,628
6.800% due 09/15/2037	1,700	1,711

FirstEnergy Corp.
6.450% due 11/15/2011	607	625
7.375% due 11/15/2031	95	103

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	115	114

Florida Power & Light Co.
5.850% due 02/01/2033	2,000	2,115

Florida Power Corp.
5.100% due 12/01/2015	500	552
5.650% due 06/15/2018	70	78

France Telecom S.A.
2.125% due 09/16/2015	10,000	9,787
4.375% due 07/08/2014	26,300	28,245
8.500% due 03/01/2031	490	661

Frontier Communications Corp.
6.250% due 01/15/2013	10,000	10,600
8.250% due 05/01/2014	1,000	1,115

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	87,500	105,459
10.500% due 03/25/2014	100,200	120,791

GTE Corp.
6.940% due 04/15/2028	50	56

Gulf Power Co.
5.300% due 12/01/2016	40	44

Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019	150	146

Indiana Michigan Power Co.
5.650% due 12/01/2015	425	463

Integrys Energy Group, Inc.
6.110% due 12/01/2066	375	367

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	200	208

Jersey Central Power & Light Co.
7.350% due 02/01/2019	52	62

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	15,300	16,122

Kinder Morgan, Inc.
5.150% due 03/01/2015	1,900	2,000
6.500% due 09/01/2012	4,250	4,526

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	2,500	2,438
6.250% due 06/17/2014	5,700	6,238

KT Corp.
4.875% due 07/15/2015	100	104

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Majapahit Holding BV
7.250% due 10/17/2011	$15,000	$15,488
7.250% due 06/28/2017	900	989
7.750% due 01/20/2020	10,400	11,752
8.000% due 08/07/2019	3,600	4,104

MidAmerican Energy Co.
4.650% due 10/01/2014	100	108

MidAmerican Energy Holdings Co.
5.750% due 04/01/2018	65	72
6.125% due 04/01/2036	44,390	47,200

Midwest Generation LLC
8.560% due 01/02/2016	1,199	1,223

Monongahela Power Co.
7.950% due 12/15/2013	13,000	14,792

National Grid PLC
6.300% due 08/01/2016	4,500	5,110

Nevada Power Co.
6.750% due 07/01/2037	500	571
7.125% due 03/15/2019	165	194

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	10,505	11,305

NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013	1,965	2,105
7.875% due 12/15/2015	8,000	9,489

NGPL PipeCo LLC
6.514% due 12/15/2012	201,330	215,631
7.119% due 12/15/2017	58,640	65,506
7.768% due 12/15/2037	5,250	5,654

Northwestern Bell Telephone
7.750% due 05/01/2030	19,625	20,018

NRG Energy, Inc.
7.375% due 02/01/2016	7,400	7,678
7.375% due 01/15/2017	11,700	12,226
8.250% due 09/01/2020	17,000	17,765
8.500% due 06/15/2019	20	21

NV Energy, Inc.
6.750% due 08/15/2017	10	10

Ohio Edison Co.
5.450% due 05/01/2015	350	377

Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	109	124

Pacific Gas & Electric Co.
5.625% due 11/30/2017	500	555
5.800% due 03/01/2037	525	532
8.250% due 10/15/2018	470	601

PacifiCorp
5.500% due 01/15/2019	75	83

Peco Energy Co.
5.950% due 10/01/2036	50	53

Penn Virginia Corp.
10.375% due 06/15/2016	400	454

Petronas Global Sukuk Ltd.
4.250% due 08/12/2014	205	216

PPL Capital Funding, Inc.
6.700% due 03/30/2067	2,008	1,983

PPL Energy Supply LLC
5.700% due 10/15/2035	5,000	5,363
6.300% due 07/15/2013	10,000	10,902
6.400% due 11/01/2011	11,000	11,359

Progress Energy, Inc.
7.050% due 03/15/2019	17,550	20,710
7.750% due 03/01/2031	520	646

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PSEG Power LLC
5.000% due 04/01/2014	$10,425	$11,103
5.320% due 09/15/2016	2,305	2,483
5.500% due 12/01/2015	8,000	8,705
6.950% due 06/01/2012	172	183
7.750% due 04/15/2011	2,979	2,984

Public Service Electric & Gas Co.
5.700% due 12/01/2036	50	51

Puget Sound Energy, Inc.
5.757% due 10/01/2039	50	51

Qtel International Finance Ltd.
3.375% due 10/14/2016	11,100	10,738
4.750% due 02/16/2021	46,100	43,154
5.000% due 10/19/2025	29,600	26,252

Qwest Corp.
3.560% due 06/15/2013	50,820	53,234
6.500% due 06/01/2017	300	333
7.500% due 10/01/2014	1,700	1,951
7.625% due 06/15/2015	2,450	2,830
7.875% due 09/01/2011	7,135	7,349
8.375% due 05/01/2016	10,250	12,249
8.875% due 03/15/2012	52,375	56,172

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	64,333	67,067

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	2,500	2,687
5.832% due 09/30/2016	11,515	12,373
5.838% due 09/30/2027	45,300	45,550
6.332% due 09/30/2027	7,000	7,258
6.750% due 09/30/2019	11,400	12,851

Sempra Energy
9.800% due 02/15/2019	15,000	19,925

Southern California Edison Co.
5.500% due 08/15/2018	25	28
5.750% due 03/15/2014	500	555

Southern California Gas Co.
5.750% due 11/15/2035	75	80

Sprint Capital Corp.
8.375% due 03/15/2012	19,250	20,405

Sprint Nextel Corp.
6.000% due 12/01/2016	4,750	4,792

Telecom Italia Capital S.A.
0.913% due 07/18/2011	4,825	4,826
5.250% due 11/15/2013	119	126
5.250% due 10/01/2015	35	36
6.000% due 09/30/2034	122	111
6.999% due 06/04/2018	15,030	16,352

TELUS Corp.
8.000% due 06/01/2011	4,853	4,911

Tenaska Alabama Partners LP
7.000% due 06/30/2021	78	83

TNK-BP Finance S.A.
6.125% due 03/20/2012	39,300	41,147
6.625% due 03/20/2017	17,000	18,258
7.250% due 02/02/2020	4,100	4,530
7.500% due 03/13/2013	73,100	80,266
7.500% due 07/18/2016	26,800	30,150
7.875% due 03/13/2018	11,600	13,340

Verizon Communications, Inc.
5.250% due 04/15/2013	18,310	19,727
5.500% due 04/01/2017	1,735	1,913
5.550% due 02/15/2016	1,900	2,110
5.850% due 09/15/2035	615	613
6.100% due 04/15/2018	65,115	73,017
6.900% due 04/15/2038	14,955	16,638
8.750% due 11/01/2018	1,264	1,618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Global Funding Corp.
6.875% due 06/15/2012	$150	$160
7.375% due 09/01/2012	445	484
7.750% due 12/01/2030	9,570	11,551

Verizon New England, Inc.
6.500% due 09/15/2011	300	308

Verizon New Jersey, Inc.
5.875% due 01/17/2012	865	899

Verizon New York, Inc.
7.375% due 04/01/2032	200	225

Verizon Virginia, Inc.
4.625% due 03/15/2013	500	527

Verizon Wireless Capital LLC
2.914% due 05/20/2011	64,400	64,613
3.750% due 05/20/2011	6,400	6,427
5.250% due 02/01/2012	33,400	34,627
5.550% due 02/01/2014	1,262	1,385
8.500% due 11/15/2018	340	437

Virgin Media Finance PLC
9.500% due 08/15/2016	1,525	1,742

Virginia Electric and Power Co.
5.400% due 04/30/2018	7,230	7,943

Vodafone Group PLC
0.590% due 02/27/2012	40,000	40,059
0.650% due 06/15/2011	75	75
5.450% due 06/10/2019	425	465
5.625% due 02/27/2017	353	390
5.750% due 03/15/2016	545	608
6.150% due 02/27/2037	105	112

Wisconsin Energy Corp.
6.250% due 05/15/2067	15,000	15,075

		4,362,953

Total Corporate Bonds & Notes (Cost $70,859,904)		76,327,252

CONVERTIBLE BONDS & NOTES 0.1%
BANKING & FINANCE 0.0%

Affiliated Managers Group, Inc.
3.950% due 08/15/2038	4,000	4,715

ProLogis
2.250% due 04/01/2037	10,500	10,526

U.S. Bancorp
0.000% due 09/20/2036	85	84

		15,325

INDUSTRIALS 0.1%

Chesapeake Energy Corp.
2.250% due 12/15/2038	61,015	56,363

Host Hotels & Resorts LP
2.625% due 04/15/2027	44,500	44,778

LifePoint Hospitals, Inc.
3.500% due 05/15/2014	1,000	1,070

Medtronic, Inc.
1.500% due 04/15/2011	20,400	20,451

Transocean, Inc.
1.500% due 12/15/2037	128,200	126,626

		249,288

Total Convertible Bonds & Notes (Cost $243,869)		264,613

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS & NOTES 3.6%
ALABAMA 0.0%

Huntsville-Redstone Village, Alabama Special Care Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 01/01/2043	$1,600	$1,157

ARIZONA 0.0%

Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	6,500	4,569

Arizona State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
14.077% due 01/01/2032	4,815	5,005
19.276% due 01/01/2031	3,700	4,469

Arizona State Salt River Project Agricultural Improvement & Power District Revenue Bonds, Series 2005
8.580% due 01/01/2032	500	487

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.000% due 06/01/2037	1,260	924
5.500% due 07/01/2037	5,000	3,925

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	10,000	10,099

		29,478

ARKANSAS 0.0%

Arkansas State Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2046	7,000	905

CALIFORNIA 1.3%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	68,600	68,731

Alameda County, California Oakland Unified School District General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	5,000	5,436

Alameda County, California Unified School District General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2024	3,500	1,536
0.000% due 08/01/2025	3,000	1,216

Alameda, California Corridor Transportation Authority Revenue Bonds, (AMBAC Insured), Series 2004
0.000% due 10/01/2016	9,610	7,051

Alameda, California Corridor Transportation Authority Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	110

Bell, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.480% due 08/01/2019	525	327

Burbank, California Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040	25,000	24,547

California State ABC Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2000
0.000% due 08/01/2023	2,000	952

California State Bay Area Governments Association Revenue Bonds, (AGM Insured), Series 1994
6.000% due 12/15/2014	5	5

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	$100,235	$100,840

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	84,500	84,807
6.918% due 04/01/2040	30,585	31,312
7.043% due 04/01/2050	120,000	122,582

California State Calleguas-Las Virgenes Public Financing Authority Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	6,551

California State Ceres Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,300	722
0.000% due 08/01/2028	2,825	814
0.000% due 08/01/2029	2,940	774

California State Chino Valley Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
0.000% due 08/01/2023	300	142

California State East Side Union High School District General Obligation Bonds, (SGI Insured), Series 2005
0.000% due 08/01/2021	1,985	1,047
0.000% due 08/01/2022	1,490	731

California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2034	5,930	1,063

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	80,200	86,387
7.550% due 04/01/2039	104,037	113,191

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	195,965	214,478
7.625% due 03/01/2040	100	110
7.700% due 11/01/2030	9,500	9,850
7.950% due 03/01/2036	11,500	12,300

California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20
5.300% due 09/01/2011	5	5

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	372

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	74,850	78,696

California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	50	53
5.950% due 04/01/2016	3,200	3,435

California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	68,100	67,885

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2014	85	92
4.000% due 10/01/2017	100	106

California State Las Virgenes Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2026	6,140	2,316

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)

California State Lee Lake Water District Community Facilities District No. 2 Special Tax Bonds, Series 2002
6.125% due 09/01/2032	$825	$759

California State Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	449

California State Northern Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	71,000	72,039

California State Palomar Community College District General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	42,000	42,833

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.625% due 03/01/2016	110	110

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	63,220	63,396

California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	12,510
7.021% due 08/01/2040	22,900	22,509

California State Southern Mono Health Care District General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026	1,800	622

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	3,000	2,774
6.000% due 06/01/2035	10,000	7,991
6.125% due 06/01/2038	2,000	1,570
6.125% due 06/01/2043	2,000	1,498

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2033	10,540	1,049
5.450% due 06/01/2028	15,000	12,182

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,500	15,669

California State William S. Hart Joint School Financing Authority Revenue Bonds, Series 2004
5.625% due 09/01/2034	1,500	1,321

California Statewide Communities Development Authority Revenue Bonds, Series 2000
6.750% due 10/01/2030	3,000	2,842

California Statewide Communities Development Authority Revenue Bonds, Series 2003
7.250% due 10/01/2033	2,500	2,294

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.125% due 07/15/2031	2,500	2,005
5.250% due 07/01/2042	1,250	896
5.500% due 11/01/2038	2,750	2,209

California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	16,000	17,087

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	15,790

Chula Vista, California Community Facilities District Special Tax Bonds, Series 2005
5.250% due 09/01/2030	1,935	1,539

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clovis, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	$2,000	$969
0.000% due 08/01/2025	3,535	1,465
0.000% due 08/01/2027	2,500	878

Compton, California Community Redevelopment Agency Tax Allocation Bonds, Series 2010
7.740% due 08/01/2024	1,305	1,280

Contra Costa, California Community College District General Obligation Bonds, (BABs), Series 2010
6.504% due 08/01/2034	35,000	35,212

Covina-Valley, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 06/01/2025	3,130	1,201

Dixon, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 1998
4.850% due 09/02/2012	70	71

Empire Union, California School District Special Tax Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2030	1,560	371
0.000% due 10/01/2032	1,265	261

Escondido, California Union School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	1,000	364

Eureka, California Union School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	2,440	802

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1999
0.000% due 01/15/2033	5,000	728
0.000% due 01/15/2034	5,000	662

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	16,944
5.000% due 06/01/2038	45,000	36,961

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (g)	7,000	3,953
5.000% due 06/01/2033	25,700	17,184
5.125% due 06/01/2047	37,000	22,231
5.750% due 06/01/2047	67,100	44,868

Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	4,900	5,016

Jurupa, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 05/01/2027	1,900	621

Kings Canyon, California Joint Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,450	832

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	55,700	53,762

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	37,000	38,491
7.618% due 08/01/2040	57,500	57,748

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	32,375	33,630
6.750% due 08/01/2049	120,755	127,168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles, California Community College District General Obligation Bonds, Series 2010
6.680% due 08/01/2036	$12,625	$12,293

Los Angeles, California Department of Airports Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,675	26,356

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	58,000	56,339

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	39,690	37,662
6.603% due 07/01/2050	73,300	76,785

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,000	47,506

Los Angeles, California Department of Water & Power Revenue Notes, (AGM Insured), Series 2005
17.958% due 07/01/2013	12,500	10,265

Los Angeles, California Harbor Department Revenue Bonds, Series 1988
7.600% due 10/01/2018	10	12

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	71,985	67,652
5.755% due 07/01/2029	2,500	2,389

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	69,300	72,653

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	69,400	68,140

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	35,600	33,359
5.813% due 06/01/2040	25,000	23,232

Manhattan Beach, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2001
0.000% due 09/01/2025	1,000	419

Manteca, California Unified School District Special Tax Bonds, (NPFGC Insured), Series 2001
0.000% due 09/01/2025	2,365	845

Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60

Montclair, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2001
5.300% due 10/01/2030	5,820	4,716

Montebello, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2024	1,485	624

Montebello, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,500	624
0.000% due 08/01/2025	2,830	1,082
0.000% due 08/01/2027	2,775	898

Moreno Valley, California Unified School District Community Facilities District Special Tax Bonds, Series 2005
5.200% due 09/01/2036	4,585	3,671

Newark, California Unified School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	3,245	1,227

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	$9,100	$9,228

Northern California State Tobacco Securitization Authority Revenue Bonds, Series 2005
5.400% due 06/01/2027	10,000	8,900

Novato, California General Obligation Bonds, (NPFGC Insured), Series 1993
5.000% due 08/01/2011	100	100

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	29,530	27,238

Palmdale, California Community Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2030	1,230	366
0.000% due 12/01/2031	1,230	356
0.000% due 12/01/2032	1,225	332

Paramount, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 09/01/2023	1,750	811

Placer County, California Union High School District General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2033	10,150	2,102

Riverside, California Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	20,000	20,523
7.200% due 08/01/2039	35,000	35,847

Rocklin, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,610	1,249
0.000% due 08/01/2024	5,000	2,217
0.000% due 08/01/2025	4,000	1,626
0.000% due 08/01/2026	4,000	1,499
0.000% due 08/01/2027	4,500	1,559

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	10,000	9,794

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 1993
5.125% due 12/01/2013	50	50

Sacramento, California Financing Authority Revenue Bonds, Series 1999
6.250% due 09/01/2023	4,600	4,293

Salinas, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 10/01/2023	885	413

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	35,000	34,150

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	49,643

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,000	6,612
7.750% due 09/01/2040	5,000	4,642

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	51,880	39,469

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Public Utilities Commission Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	$10,000	$9,790

San Francisco, California City & County Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	9,180	8,357
5.600% due 10/01/2030	9,520	8,649
5.820% due 10/01/2040	19,315	17,323

San Juan, California Unified School District General Obligation Bonds, (AGM Insured), Series 1999
0.000% due 08/01/2023	1,770	843

San Juan, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2025	10,895	4,335
0.000% due 08/01/2026	12,215	4,472

San Mateo, California Union High School District General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	15,823

Sanger, California Unified School District Certificates of Participation Bonds, Series 2010
5.250% due 07/01/2027	7,345	5,992

Santa Ana, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,515	883
0.000% due 08/01/2028	3,520	1,047
0.000% due 08/01/2030	2,500	625
0.000% due 08/01/2031	3,780	865
0.000% due 08/01/2032	3,770	789

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	1,966

Santa Monica, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2026	2,000	770
0.000% due 08/01/2027	3,550	1,265

Shasta, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,000	434

Signal Hill, California Redevelopment Agency Tax Allocation Bonds, (NPFGC/FGIC Insured), Series 2006
5.581% due 10/01/2016	145	146

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	12,200	11,370

Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	9,439
6.538% due 07/01/2039	40,000	40,574

Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	40,000	42,044

Southern California State Public Power Authority Revenue Bonds, (NPFGC Insured), Series 1998
5.250% due 07/01/2011	65	65

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	36,040	23,580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stanislaus County, California Modesto Elementary School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	$2,615	$1,282
0.000% due 08/01/2024	2,705	1,231
0.000% due 05/01/2027	2,000	733

Stanislaus County, California Modesto High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,150	766

Tahoe, California Joint Powers Parking Financing Authority Revenue Bonds, Series 2002
7.000% due 12/01/2027	2,590	2,174

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	17,993
6.583% due 05/15/2049	2,000	1,973

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	37,000	36,570
6.548% due 05/15/2048	55,600	54,650

University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	30,300	30,557
5.946% due 05/15/2045	36,000	32,596
6.296% due 05/15/2050	34,000	31,618

Victor, California Elementary School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,125	505
0.000% due 08/01/2026	2,410	933

Vista, California Unified School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	1,000	392

West Contra Costa, California Unified School District General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	20,115	21,496

Yorba Linda, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 1993
5.250% due 09/01/2013	35	34

Yuba City, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2025	2,110	826

		3,117,811

COLORADO 0.0%

Aurora, Colorado Single Tree Metropolitan District General Obligation Bonds, Series 2006
5.500% due 11/15/2031	1,000	752

Colorado State E-470 Public Highway Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2035	20,000	2,768
0.000% due 09/01/2037	15,000	1,730

Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	794

Colorado State Metro Wastewater Reclamation District Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,145

		11,189

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.0%

Naugatuck, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	$165	$156

DISTRICT OF COLUMBIA 0.1%

District of Columbia Metropolitan Airports Authority Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	160,000	156,539

FLORIDA 0.0%

Austin Trust Various States General Obligation Bonds, Series 2008
8.720% due 06/01/2032	14,375	14,262

Broward County, Florida Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	15,000	15,135
6.206% due 10/01/2030	15,000	14,843

Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	3,250	2,484

Florida State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
19.754% due 12/01/2026	2,755	4,315

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.625% due 07/01/2027	4,720	3,935

Seminole County, Florida Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	34,600	34,900

		89,874

GEORGIA 0.1%

Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	115,634	108,828

ILLINOIS 0.5%

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2031	4,500	1,077

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2028	26,000	8,040

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	9,685
7.517% due 01/01/2040	49,400	50,824

Chicago, Illinois General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 01/01/2037	32,670	5,212
0.000% due 01/01/2038	29,145	4,318
0.000% due 01/01/2039	32,670	4,495

Chicago, Illinois General Obligation Notes, (AGM Insured), Series 2006
7.438% due 01/01/2014	12,465	9,797

Chicago, Illinois Metropolitan Water Reclamation District General Obligation Bonds, (BABs), Series 2009
5.720% due 12/01/2038	15,000	14,821

Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,599	1,483
6.750% due 12/01/2032	3,454	3,071

Chicago, Illinois Tax Allocation Notes, Series 2004
6.570% due 02/15/2013	1,350	1,341

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$61,200	$56,890

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	57,820	61,902
6.899% due 12/01/2040	399,640	392,387

Chicago, Illinois Water Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	20,000	20,340

Chicago, Illinois Water Revenue Bonds, Series 2010
6.642% due 11/01/2029	8,085	8,026

Hillside, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	4,170	3,826
7.000% due 01/01/2028	2,740	2,316

Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	1,050	889

Illinois State Finance Authority Revenue Bonds, Series 2007
5.500% due 05/15/2037	1,500	1,132
5.750% due 05/15/2031	2,000	1,719

Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 (a)	1,000	450

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	52,500	50,275
6.725% due 04/01/2035	71,900	69,043

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	13,815	11,216

Illinois State General Obligation Notes, (BABs), Series 2010
4.790% due 04/01/2016	16,800	16,653
5.090% due 04/01/2017	25,300	24,954
5.297% due 04/01/2018	27,000	26,410
5.547% due 04/01/2019	9,900	9,692

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	400	402
3.321% due 01/01/2013	6,200	6,208
4.071% due 01/01/2014	113,300	113,443
4.421% due 01/01/2015	103,300	103,051

Illinois State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
19.335% due 06/01/2026	2,315	3,139

Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2030	60,000	17,186
0.000% due 12/15/2032	55,000	13,417
0.000% due 12/15/2033	50,000	11,206
0.000% due 06/15/2038	2,460	389

Illinois State Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	35,457

Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	18,418
6.184% due 01/01/2034	10,800	10,388

Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
6.625% due 06/01/2037	600	520

		1,205,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.0%

Evansville, Indiana Redevelopment Authority Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	$7,630	$7,702

Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	38,000	38,382

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	3,000	2,272
5.750% due 09/01/2042	2,000	1,496

		49,852

IOWA 0.0%

Iowa State Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045	2,900	1,678

Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	22,500	23,633

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	16,100	12,746
6.500% due 06/01/2023	46,270	41,931

		79,988

KANSAS 0.0%

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	500	346

LOUISIANA 0.1%

East Baton Rouge, Louisiana Sewerage Commission Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000	79,277

Louisiana State Revenue Bonds, (BABs), Series 2009
2.761% due 05/01/2043	2,500	2,532

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305	17,662

		99,471

MASSACHUSETTS 0.0%

Massachusetts State School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000	35,289

Massachusetts State Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
9.240% due 08/01/2032	250	252

Southbridge, Massachusetts Associates LLC Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	30,100	33,968

		69,509

MICHIGAN 0.0%

East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	755	533

Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (p)	108	92

Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2022	775	613
5.000% due 09/01/2036	1,500	973

Michigan State Star International Academy Certificates of Participation Bonds, Series 2007
6.125% due 03/01/2037	1,420	1,187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	$320	$228

Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	50,000	48,936

		52,562

MINNESOTA 0.0%

North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	1,070	945

Rochester, Minnesota Revenue Bonds, Series 2007
5.300% due 04/01/2037	100	71

		1,016

MISSISSIPPI 0.0%

Mississippi State Development Bank Special Obligation Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	10,000	10,483

MISSOURI 0.0%

Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2037	3,350	1,240

Missouri State University Place Transportation Development District Special Assessment Bonds, Series 2006
5.000% due 03/01/2032	500	346

		1,586

NEBRASKA 0.0%

Nebraska State Public Power Generation Agency Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	45,400	44,970

NEVADA 0.2%

Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	140,800	139,522

Clark County, Nevada Water Reclamation District General Obligation Bonds, Series 2009
5.250% due 07/01/2038	18,285	18,231

Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	90,000	95,638
7.100% due 06/01/2039	33,000	33,587
7.263% due 06/01/2034	47,500	48,260

Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	15,085	14,068
5.700% due 03/01/2040	10,885	10,073

		359,379

NEW JERSEY 0.2%

Essex County, New Jersey Improvement Authority Revenue Bonds, (AMBAC Insured), Series 2006
5.250% due 10/01/2020	505	492

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	2,210	2,152

New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.310% due 06/15/2013	124,600	124,503

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2003
5.500% due 07/01/2033	2,000	1,554

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	$14,600	$10,300
5.000% due 06/01/2041	32,755	19,797

New Jersey State Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,000	25,442

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	655	726

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	134,900	145,205

		330,171

NEW YORK 0.5%

Albany, New York Industrial Development Agency Revenue Bonds, Series 1999
5.300% due 04/01/2029	3,265	2,475

Austin Trust Various States Revenue Bonds, Series 2007
9.239% due 06/15/2038	69,000	65,585

Austin Trust Various States Revenue Bonds, Series 2008
12.665% due 11/01/2027	5,000	5,241
13.424% due 11/01/2027	5,000	5,609

East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	1,400	1,123

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	1,300	1,165

New York City, New York General Obligation Bonds, (BABs), Series 2009
5.985% due 12/01/2036	7,310	7,340
6.435% due 12/01/2035	4,900	4,963

New York City, New York General Obligation Bonds, (BABs), Series 2010
5.968% due 03/01/2036	45,000	45,095

New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	214

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	114,280	108,461
5.790% due 06/15/2041	57,000	53,161
5.882% due 06/15/2044	32,800	32,664
6.124% due 06/15/2042	75,000	72,505
6.282% due 06/15/2042	32,800	32,627
6.491% due 06/15/2042	18,000	18,110

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	70,000	68,183
5.572% due 11/01/2038	60,000	58,201
5.808% due 08/01/2030	20,000	19,607
5.932% due 11/01/2036	22,800	23,483

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.267% due 05/01/2027	25,000	25,398

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2011
5.000% due 02/01/2035	50,000	49,108

New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	8,000	6,337

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

New York State Counties Tobacco Trust IV Revenue Bonds, Series 2005
6.000% due 06/01/2027	$15,265	$	13,076

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	25,000		23,741

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,000		47,480

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 10/01/2041	25,000		25,294

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
10.138% due 09/15/2029	13,810		15,835

New York State JPMorgan Chase Putters/Drivers Trust Revenue Notes, Series 2008
9.318% due 07/15/2012	6,820		7,728

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,020		1,157

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000		40,035
6.089% due 11/15/2040	40,000		38,832
6.548% due 11/15/2031	27,525		27,872
6.648% due 11/15/2039	80,000		81,042
7.134% due 11/15/2030	3,700		3,833

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405		415

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	79,900		76,543

New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	23,000		17,129

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,000		54,056

Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,225		916

			1,181,639

NORTH CAROLINA 0.0%

Austin Trust Various States Certificates of Participation Bonds, (AGM Insured), Series 2008
13.404% due 05/01/2026	4,880		5,434

North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000		710

North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500		1,258

North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,200		37,519

			44,921

NORTH DAKOTA 0.0%

Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	5,400		4,851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.3%

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	$2,980	$2,879

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
5.939% due 02/15/2047	50,000	43,319
6.449% due 02/15/2044	86,000	79,920

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	200,960	229,076

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	7,583
5.875% due 06/01/2030	13,800	9,992
5.875% due 06/01/2047	386,400	257,169
6.500% due 06/01/2047	16,900	12,370

Ohio State Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	215	219

Ohio State University Revenue Bonds, (BABs), Series 2010
4.910% due 06/01/2040	65	60

Princeton, Ohio City School District General Obligations Bonds, (BABs), Series 2010
6.390% due 12/01/2047	20,000	18,794

University of Toledo, Ohio Revenue Bonds, (BABs), Series 2009
7.100% due 06/01/2026	5,000	5,248

		666,629

OREGON 0.0%

Oregon State Department of Administrative Services Certificate of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	16,025	16,246
6.180% due 05/01/2035	18,170	18,282

		34,528

PENNSYLVANIA 0.1%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.000% due 11/15/2028	1,000	702
5.375% due 11/15/2040	50,800	34,700

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	434

Pennsylvania State Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	32,000	30,645

Pennsylvania State Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	1,100	1,101

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 09/01/2041	7,100	7,122

Pennsylvania State Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	900	886

Philadelphia, Pennsylvania School District General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	6,869
6.765% due 06/01/2040	25,000	24,196

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	350	277

		106,932

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	$51,800	$	4,347
0.000% due 08/01/2054	77,000		3,859

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2007
0.000% due 08/01/2056	21,600		939

			9,145

RHODE ISLAND 0.0%

Rhode Island State Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165		155

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000		6,692

			6,847

SOUTH CAROLINA 0.0%

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
6.000% due 11/15/2037	750		367

SOUTH DAKOTA 0.0%

Minnehaha County, South Dakota Revenue Bonds, Series 2007
5.375% due 12/01/2027	1,705		1,396

TENNESSEE 0.0%

Blount County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2007
5.125% due 04/01/2023	1,325		1,081

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 (a)	625		47

			1,128

TEXAS 0.2%

Austin Trust Various States Revenue Bonds, Series 2008
8.723% due 08/15/2030	6,595		6,727

Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000		30,049

Cypress-Fairbanks, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2006
8.804% due 02/15/2014	6,500		6,728

Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	500		505

Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140		144

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	150,000		149,083

North Texas State Higher Education Authority
1.466% due 04/01/2040	14,500		14,445

North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	75		75

North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2010
8.910% due 02/01/2030	50,500		52,008

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	$10,500	$	10,496

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	700		693

Texas State General Obligation Bonds, (BABs), Series 2009
5.517% due 04/01/2039	19,625		19,835

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
15.922% due 02/15/2032	4,690		5,603
18.723% due 02/15/2028	5,565		7,291

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Notes, (PSF/GTD Insured), Series 2008
13.490% due 02/15/2012	3,985		4,180

Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	81,550		80,227

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2019	10,000		6,190
0.000% due 08/15/2025	19,990		7,673

Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	5,000		4,957

Willacy County, Texas Local Government Corp. Revenue Bonds, Series 2007
6.875% due 09/01/2028	6,340		5,387

			412,296

UTAH 0.0%

Spanish Fork, Utah Revenue Bonds, Series 2006
5.700% due 11/15/2036	750		581

Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,320		1,019

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	250		197

Utah State Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	480		501

Utah State Transit Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.000% due 06/15/2029	10,000		3,473

			5,771

VIRGINIA 0.0%

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (g)	11,000		6,217

WASHINGTON 0.0%

Spokane County, Washington Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	8,000		8,215

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	10,200		6,293

Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	1,500		1,302

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Washington State Port of Seattle Revenue Bonds, Series 2009
7.000% due 05/01/2036	$11,820	$	12,323

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150		7,018

			35,151

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	160,905		112,426

WISCONSIN 0.0%

Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,250		976

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 05/01/2032	2,250		1,781

			2,757

Total Municipal Bonds & Notes (Cost $8,530,642)			8,453,779

U.S. GOVERNMENT AGENCIES 27.1%

Bolivia Government AID Bond
0.375% due 02/01/2019	3,764		3,639

Fannie Mae
0.000% due 04/25/2018 - 08/25/2023 (c)	26		24
0.000% due 10/09/2019	13,300		9,041
0.310% due 07/25/2037	776		763
0.370% due 03/25/2034	218		215
0.380% due 03/25/2036	7,607		7,055
0.400% due 08/25/2034	196		187
0.450% due 05/25/2035 - 10/27/2037	101,167		100,516
0.490% due 06/25/2032	37		37
0.500% due 03/25/2035	45		45
0.550% due 12/25/2028 - 02/25/2032	63		63
0.560% due 04/25/2037	173,463		173,031
0.570% due 06/25/2037	40		40
0.600% due 07/25/2021 - 03/25/2044	19,146		19,093
0.650% due 06/25/2029 - 11/25/2036	15,424		15,431
0.654% due 04/18/2028	122		122
0.660% due 09/25/2035	39,678		39,660
0.694% due 02/25/2037	50,045		50,081
0.700% due 10/25/2030 - 09/25/2037	13,791		13,807
0.704% due 10/18/2030	823		825
0.731% due 08/25/2021 - 03/25/2022	24		24
0.750% due 03/25/2017 - 04/25/2038	136,036		136,561
0.804% due 12/18/2031	319		322
0.830% due 08/25/2037	26,205		26,326
0.850% due 05/25/2030	335		335
0.880% due 05/25/2040	3,768		3,786
0.881% due 11/25/2013 - 08/25/2022	58		59
0.900% due 05/25/2030	335		335
0.931% due 10/25/2023 - 03/25/2024	2,095		2,113
0.950% due 06/25/2040	93,931		94,585

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.980% due 06/25/2040	$30,909	$31,126
1.000% due 09/25/2023 - 06/25/2040	65,680	66,169
1.070% due 12/25/2039	5,314	5,366
1.081% due 01/25/2022	29	30
1.111% due 01/25/2022	76	77
1.131% due 12/25/2021	34	34
1.150% due 04/25/2032	44	44
1.181% due 04/25/2021	2	2
1.281% due 04/25/2023	228	231
1.381% due 04/01/2027	34	35
1.518% due 07/01/2042 - 10/01/2044	43,766	43,494
1.519% due 12/01/2044	4,747	4,749
1.568% due 09/01/2041	47	47
1.625% due 01/01/2021	15	15
1.718% due 10/01/2030 - 10/01/2040	3,134	3,185
1.730% due 06/01/2035	1,571	1,611
1.868% due 04/01/2027	39	40
1.910% due 06/01/2030	42	43
1.918% due 09/01/2035	131	135
1.920% due 11/01/2023	29	29
1.958% due 09/01/2022	99	101
2.000% due 02/01/2020 - 02/01/2022	119	120
2.022% due 02/01/2034	58	60
2.025% due 05/01/2023	131	132
2.028% due 01/01/2020	413	419
2.065% due 12/01/2020	386	396
2.067% due 02/01/2035	3,881	4,034
2.100% due 03/01/2019 - 01/01/2035	9,360	9,697
2.111% due 12/01/2034	196	203
2.113% due 10/01/2034	1,825	1,901
2.117% due 02/01/2035	514	532
2.122% due 03/01/2034 - 01/01/2035	19,408	20,154
2.142% due 12/01/2034	221	229
2.145% due 12/01/2034	87	90
2.149% due 01/01/2035	198	205
2.174% due 01/01/2035	9,285	9,619
2.185% due 08/01/2025	807	843
2.213% due 11/01/2034	1,869	1,945
2.281% due 06/01/2021	345	358
2.295% due 11/01/2035	3,917	4,016
2.296% due 06/01/2023	82	84
2.315% due 12/01/2023	172	179
2.322% due 12/01/2034	1,323	1,388
2.334% due 05/01/2035	234	243
2.335% due 02/01/2035	3,104	3,246
2.339% due 10/01/2024	22	23
2.346% due 10/01/2034	1,817	1,900
2.348% due 12/01/2033	380	399
2.355% due 09/01/2023 - 05/01/2024	140	145
2.365% due 03/01/2035 - 11/01/2035	17,320	18,124
2.375% due 12/01/2025 - 02/01/2035	3,234	3,387
2.383% due 04/01/2033	73	76
2.388% due 05/01/2034	483	502
2.398% due 03/01/2025	600	627
2.409% due 12/01/2034	96	101
2.410% due 02/01/2035 - 11/01/2035	3,696	3,868
2.422% due 11/01/2025	125	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.424% due 07/01/2024 - 11/01/2025	$383	$391
2.425% due 01/01/2036	790	829
2.426% due 06/01/2015	101	102
2.436% due 11/01/2035	3,244	3,408
2.439% due 11/01/2034	2,515	2,617
2.440% due 11/01/2023	133	139
2.450% due 12/01/2023 - 01/01/2024	111	115
2.456% due 04/01/2027	3	3
2.464% due 10/01/2034	354	370
2.466% due 03/01/2033	174	182
2.467% due 03/01/2035	59	61
2.468% due 10/01/2024 - 08/01/2027	1,255	1,321
2.470% due 11/01/2034 - 06/01/2035	1,942	2,031
2.474% due 01/01/2026	131	138
2.475% due 05/01/2022	9	9
2.479% due 05/01/2025 - 08/01/2032	195	203
2.487% due 12/01/2035	16	17
2.489% due 12/01/2022	23	24
2.504% due 11/01/2025 - 11/01/2032	522	551
2.509% due 02/01/2027 - 01/01/2036	786	828
2.513% due 09/01/2033	146	154
2.515% due 09/01/2029	4	4
2.518% due 06/01/2025	65	69
2.531% due 07/01/2033	15	16
2.533% due 12/01/2034	38	40
2.537% due 05/01/2033	223	233
2.543% due 08/01/2026	99	104
2.546% due 11/01/2025 - 08/01/2033	49	51
2.550% due 02/01/2035	67	70
2.555% due 05/01/2024	72	73
2.558% due 05/25/2035	21,990	22,623
2.560% due 12/01/2025 - 02/01/2036	555	585
2.562% due 07/01/2035	139	147
2.563% due 04/01/2024	225	227
2.565% due 05/01/2035	22,444	23,544
2.569% due 06/01/2034	23	25
2.575% due 06/01/2024	25	26
2.578% due 04/01/2027	45	48
2.579% due 09/01/2024	124	130
2.585% due 03/01/2026	49	52
2.595% due 07/01/2026 - 09/01/2035	1,893	1,995
2.597% due 02/01/2028	43	45
2.604% due 06/01/2025	318	336
2.608% due 05/01/2030	12	13
2.619% due 05/01/2026	41	43
2.623% due 09/01/2034	1,109	1,152
2.625% due 08/01/2023 - 02/01/2024	103	106
2.641% due 06/01/2035	6,606	6,923
2.648% due 03/01/2034	6,383	6,686
2.650% due 06/01/2030 - 09/01/2035	7,549	7,836
2.655% due 12/01/2023	52	55
2.664% due 06/01/2035	11,320	11,882
2.669% due 10/01/2023	19	20
2.672% due 05/01/2035	3,717	3,859
2.673% due 11/01/2035	11,678	12,299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.686% due 11/01/2034	$3,651	$3,848
2.690% due 11/01/2025	65	65
2.694% due 06/01/2035	144	152
2.696% due 03/01/2036	353	371
2.700% due 10/01/2027	95	100
2.710% due 11/01/2023	14	15
2.713% due 04/01/2034	270	282
2.720% due 07/01/2026 - 07/01/2035	2,718	2,863
2.726% due 10/01/2034	3,584	3,769
2.731% due 09/01/2034	15,326	16,118
2.736% due 08/01/2035	1,219	1,283
2.740% due 11/01/2035	745	785
2.750% due 11/01/2026	34	36
2.758% due 10/01/2020 - 12/01/2030	28	29
2.759% due 09/01/2017	435	441
2.762% due 05/01/2035	13,184	13,746
2.769% due 07/01/2034	3,723	3,912
2.782% due 12/01/2027	254	268
2.783% due 10/01/2026	10	10
2.800% due 08/01/2031 - 08/01/2035	898	942
2.801% due 07/01/2017	594	602
2.803% due 08/01/2035	6,653	6,998
2.810% due 11/01/2034	1,662	1,750
2.820% due 06/01/2033	99	104
2.839% due 09/01/2035	6,031	6,354
2.850% due 12/01/2026	12	12
2.853% due 08/01/2035	294	307
2.867% due 12/01/2024	12	12
2.884% due 09/01/2035	1,534	1,612
2.886% due 09/01/2024	87	88
2.904% due 03/01/2033	120	121
2.915% due 11/01/2031	175	176
2.916% due 07/01/2035	2,492	2,622
2.936% due 08/01/2035	46	49
2.945% due 06/01/2035	976	1,030
2.948% due 05/01/2014	39	40
2.965% due 08/01/2035	2,933	3,084
2.972% due 04/01/2026 - 08/01/2027	45	46
2.980% due 09/01/2035	207	217
3.000% due 10/01/2024 - 11/01/2027	48	51
3.018% due 07/01/2035	1,610	1,685
3.028% due 02/01/2033	1	2
3.029% due 07/01/2035	1,813	1,897
3.097% due 05/01/2030	12	12
3.134% due 08/01/2027	795	838
3.200% due 10/01/2020	26	26
3.209% due 11/01/2024	1,385	1,415
3.220% due 07/01/2019	9	9
3.375% due 01/01/2018	65	67
3.411% due 07/01/2019	67	68
3.426% due 12/01/2018	10	10
3.500% due 08/01/2031 - 05/01/2041	1,828,082	1,717,843
3.550% due 02/01/2028	442	455
3.553% due 09/01/2019	511	525
3.616% due 10/01/2019	124	130
3.625% due 08/01/2024	87	90
3.685% due 09/01/2014	11	11
3.713% due 11/01/2019	99	100
3.720% due 07/01/2021	22	23
3.750% due 01/01/2020	8	8
3.820% due 06/01/2023	18	18

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.930% due 06/01/2022	$29	$29
4.000% due 03/01/2013 - 04/01/2041	434,397	450,529
4.084% due 03/01/2023	220	221
4.200% due 05/01/2021	5	5
4.225% due 07/01/2024	112	118
4.239% due 08/01/2027	78	82
4.289% due 05/01/2023	227	233
4.299% due 12/01/2017	567	595
4.316% due 04/01/2034	14	14
4.321% due 02/01/2021	44	44
4.334% due 10/01/2027	154	161
4.375% due 04/01/2017 - 03/01/2023	101	105
4.380% due 09/01/2028	216	223
4.438% due 02/01/2028	27	28
4.500% due 12/01/2012 - 04/01/2041	21,134,287	21,520,686
4.538% due 09/01/2021	7	7
4.549% due 04/01/2038	26	28
4.565% due 09/01/2021	10	11
4.578% due 12/01/2036	773	808
4.680% due 12/01/2012	347	361
4.733% due 04/01/2018	133	140
4.750% due 03/01/2035	209	212
4.762% due 03/01/2035	81	84
4.768% due 11/01/2012	47	48
4.787% due 09/01/2034	868	907
4.813% due 08/01/2022	779	782
4.825% due 02/01/2020	34	34
4.856% due 02/01/2013	316	331
4.868% due 04/01/2035	2,778	2,937
4.870% due 05/01/2013	123	129
4.871% due 04/01/2013	45	48
4.959% due 02/01/2013	384	400
4.990% due 03/01/2024	22	22
5.000% due 01/25/2017 - 05/01/2041	10,525,779	10,978,407
5.019% due 06/01/2035	1,893	2,012
5.025% due 11/01/2022	16	16
5.068% due 07/01/2035	1,258	1,338
5.089% due 10/01/2035	1,707	1,814
5.104% due 09/01/2035	2,815	2,993
5.105% due 09/01/2035	2,332	2,478
5.132% due 11/01/2035	1,876	1,995
5.148% due 11/01/2035	2,481	2,642
5.149% due 06/01/2029	57	59
5.157% due 02/01/2016	190	207
5.158% due 10/01/2035	1,782	1,893
5.167% due 07/01/2035 - 08/01/2035	4,046	4,305
5.182% due 10/01/2035	3,156	3,359
5.186% due 08/01/2035	2,059	2,191
5.208% due 08/01/2035	1,789	1,903
5.216% due 09/01/2035 - 12/01/2035	3,769	4,015
5.221% due 09/01/2035	35	37
5.234% due 07/01/2035	1,437	1,530
5.269% due 11/01/2035	10	11
5.281% due 10/01/2035	2,470	2,631
5.285% due 09/01/2035	2,389	2,543
5.290% due 11/25/2033	1,018	1,098
5.298% due 02/01/2021	55	55
5.310% due 08/25/2033	3,269	3,430
5.318% due 10/01/2035	2,731	2,916
5.324% due 11/01/2035	2,659	2,840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.335% due 01/01/2036 - 05/01/2036	$1,285	$1,343
5.340% due 11/01/2035	3,069	3,277
5.360% due 01/01/2036	2,035	2,171
5.370% due 08/25/2043	2,083	2,247
5.410% due 09/01/2012	268	277
5.438% due 01/01/2037	244	258
5.445% due 12/01/2017	4	4
5.465% due 01/01/2037	274	289
5.500% due 02/01/2012 - 05/01/2041	9,898,255	10,603,026
5.513% due 03/01/2036	1,736	1,857
5.529% due 01/01/2036	1,354	1,440
5.556% due 03/01/2023	497	531
5.573% due 03/01/2036	1,014	1,090
5.579% due 02/01/2036	3,168	3,394
5.610% due 12/01/2035	1,319	1,415
5.648% due 02/01/2036	284	305
5.650% due 03/01/2036	2,014	2,161
5.660% due 09/01/2036	4	5
5.721% due 03/01/2036	2,522	2,711
5.733% due 11/01/2011	61	62
5.750% due 12/20/2027 - 08/25/2034	1,848	1,981
5.757% due 04/01/2036	7	8
5.771% due 09/01/2037	19	20
5.780% due 09/01/2012	460	478
5.790% due 10/01/2017	384	408
5.842% due 12/01/2036	125	132
5.850% due 06/25/2037 (b)	6,104	725
5.861% due 07/01/2032 - 06/01/2036	496	533
5.864% due 05/01/2037	41	44
5.899% due 10/01/2011	616	616
5.914% due 02/01/2012	659	672
5.950% due 02/25/2044	453	456
5.957% due 09/01/2037	135	144
6.000% due 07/01/2011 - 10/25/2044	5,711,598	6,230,008
6.000% due 05/25/2037 - 06/25/2037 (b)	9,456	886
6.004% due 09/01/2036	26	28
6.045% due 05/01/2011	354	354
6.129% due 02/01/2012	448	459
6.160% due 08/01/2017	151	161
6.200% due 05/01/2011 - 01/01/2012	349	353
6.250% due 02/25/2029	1,248	1,327
6.280% due 06/15/2027	166,000	172,177
6.290% due 02/25/2029	500	564
6.300% due 07/25/2036 (b)	4,772	626
6.300% due 10/17/2038	4,112	4,429
6.350% due 06/25/2037 (b)	5,046	571
6.390% due 05/25/2036	138	138
6.399% due 12/25/2042	21,802	25,431
6.400% due 07/25/2037 (b)	7,304	917
6.500% due 07/01/2011 - 02/25/2047	153,605	172,325
6.750% due 10/25/2023	210	235
6.795% due 11/01/2021	38	38
6.900% due 05/25/2023	31	35
7.000% due 12/01/2011 - 01/25/2048	17,306	19,378
7.005% due 08/25/2037	443	507
7.145% due 03/25/2039	36	38
7.250% due 01/01/2023	678	751
7.250% due 09/25/2038 (b)	3,228	362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.360% due 04/01/2011	$255	$255
7.375% due 05/25/2022	703	795
7.500% due 07/01/2011 - 07/25/2041	4,957	5,493
7.750% due 01/25/2022	1,052	1,169
7.780% due 01/01/2018	1,943	2,127
7.800% due 10/25/2022 - 06/25/2026	185	212
8.000% due 06/01/2012 - 12/01/2033	13,714	16,052
8.000% due 08/18/2027 (b)	7	2
8.060% due 04/01/2030	1,633	1,880
8.080% due 04/01/2030	899	1,002
8.200% due 04/25/2025	3	3
8.490% due 06/01/2025	804	916
8.500% due 06/01/2012 - 07/01/2037	3,156	3,678
8.500% due 01/01/2018 (b)	4	1
8.750% due 01/25/2021	144	162
9.000% due 04/01/2017 - 11/01/2025	974	1,125
9.000% due 06/25/2022 (b)	30	6
9.154% due 09/25/2028	257	258
9.250% due 04/25/2018	14	16
9.300% due 05/25/2018 - 08/25/2019	45	53
9.500% due 01/01/2018 - 03/01/2026	530	616
10.000% due 11/01/2013 - 05/01/2022	92	99
10.500% due 11/01/2013 - 04/01/2022	9	10
11.000% due 11/01/2013 - 11/01/2020	78	88
11.478% due 09/25/2033	120	121
11.500% due 08/20/2016 - 11/01/2019	2	3
13.250% due 09/01/2011	1	1
14.750% due 08/01/2012	3	3
15.000% due 10/15/2012	6	7
15.501% due 06/25/2036	343	355
15.750% due 12/01/2011 - 08/01/2012	1	1
16.000% due 09/01/2012 - 12/01/2012	3	3
903.212% due 08/25/2021 (b)	0	4
1000.000% due 04/25/2022	0	8

Farmer Mac
6.771% due 01/25/2013	573	572
7.497% due 01/25/2012	725	719
7.779% due 07/25/2011 - 07/25/2012	758	756
7.790% due 01/25/2012	196	194
8.043% due 01/25/2012	132	131

Federal Housing Administration
0.000% due 12/01/2018	1,983	1,983
6.780% due 07/25/2040	7,052	6,896
6.880% due 02/01/2041	10,752	10,514
6.896% due 07/01/2020	6,919	6,815
6.960% due 05/01/2016	141	138
6.997% due 09/01/2019	17	17
7.110% due 05/01/2019	1,518	1,495
7.315% due 08/01/2019	2,995	2,945
7.350% due 04/01/2019	44	44
7.375% due 02/01/2018	120	119
7.380% due 04/01/2041	2,339	2,292
7.400% due 01/25/2020	879	867

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
7.430% due 10/01/2018 - 06/01/2024	$6,621	$6,554
7.430% due 12/01/2018 (a)	331	329
7.450% due 05/01/2021	2,009	1,989
7.460% due 01/01/2023	45	44
7.465% due 11/01/2019	1,584	1,568
7.500% due 03/01/2032	2,989	2,974
7.580% due 12/01/2040	7,004	6,968
7.780% due 11/01/2040	7,007	6,922

Freddie Mac
0.000% due 10/15/2033 (c)	1,166	883
0.290% due 12/25/2036	10,637	10,575
0.405% due 07/15/2019	14,333	14,284
0.495% due 05/15/2036	51	51
0.505% due 07/15/2034	777	774
0.509% due 08/25/2031	333	324
0.605% due 12/15/2029 - 06/15/2031	1,782	1,782
0.655% due 06/15/2018 - 03/15/2035	29,227	29,206
0.705% due 06/15/2023 - 12/15/2031	64	64
0.755% due 06/15/2030 - 12/15/2032	328	329
0.835% due 07/15/2037	7,323	7,357
0.955% due 08/15/2037	6,395	6,438
0.965% due 10/15/2037	1,576	1,587
0.975% due 05/15/2037 - 09/15/2037	7,054	7,103
1.250% due 05/25/2043	10,202	10,077
1.312% due 02/15/2021	13	13
1.513% due 10/25/2044	13,682	13,499
1.518% due 02/25/2045	33,227	32,396
1.718% due 07/25/2044	5,812	5,769
1.875% due 04/01/2017	3	3
2.000% due 12/01/2016 - 06/01/2017	86	87
2.020% due 10/25/2023	697	697
2.147% due 06/01/2022	9	9
2.163% due 03/01/2035	1,844	1,914
2.181% due 05/01/2023	125	130
2.230% due 10/25/2023	139	140
2.250% due 02/01/2018	79	82
2.347% due 07/01/2023	139	141
2.358% due 09/01/2023	140	147
2.365% due 12/01/2022	12	13
2.375% due 01/01/2019 - 04/01/2023	11	12
2.390% due 11/01/2026	307	321
2.394% due 06/01/2033	293	302
2.421% due 11/01/2023	155	162
2.436% due 04/01/2025	71	71
2.446% due 05/01/2035	20,724	21,773
2.471% due 03/01/2024	201	211
2.472% due 07/01/2032	2	2
2.474% due 06/01/2021	310	327
2.476% due 09/01/2028	2	2
2.485% due 04/01/2024	513	540
2.486% due 02/01/2023	70	73
2.489% due 01/01/2034	4,489	4,712
2.490% due 10/01/2023 - 11/01/2023	140	147
2.495% due 11/01/2035	18,526	19,452
2.501% due 04/01/2029	115	121
2.518% due 07/01/2020	112	113
2.519% due 04/01/2025	2	2

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
2.520% due 07/01/2023 - 09/01/2035	$469	$491
2.521% due 10/01/2023	129	131
2.530% due 07/01/2025	428	450
2.533% due 04/01/2025	11	11
2.534% due 10/01/2023	242	255
2.539% due 10/01/2026	243	257
2.540% due 11/01/2028	431	455
2.563% due 08/01/2023	858	905
2.569% due 08/01/2023	84	88
2.574% due 06/01/2022	345	347
2.575% due 02/01/2025	15	16
2.578% due 05/01/2023	52	52
2.581% due 06/01/2022	81	82
2.592% due 10/01/2024	109	115
2.595% due 07/01/2024	53	55
2.606% due 10/01/2023	48	49
2.610% due 07/01/2022	89	94
2.611% due 09/01/2023	450	474
2.615% due 06/01/2020 - 09/01/2023	130	131
2.620% due 02/01/2036	598	624
2.622% due 06/01/2035	2,914	3,039
2.625% due 12/01/2023	108	113
2.631% due 05/01/2023	53	54
2.654% due 10/01/2024	19	20
2.655% due 08/01/2023	377	396
2.666% due 01/01/2028	30	32
2.668% due 08/01/2035	201	209
2.676% due 04/01/2036	1,011	1,065
2.678% due 02/01/2026	366	386
2.687% due 09/01/2035	50	52
2.700% due 06/01/2024	225	238
2.706% due 08/01/2035	623	657
2.717% due 03/01/2035	22	23
2.725% due 10/01/2023	94	99
2.740% due 08/01/2023	62	65
2.741% due 01/01/2022	69	69
2.744% due 09/01/2023	320	337
2.745% due 10/01/2035	15,678	16,505
2.751% due 01/01/2024	31	32
2.752% due 10/01/2035	13,706	14,431
2.779% due 07/01/2035	27	29
2.781% due 07/01/2027	17	18
2.793% due 07/01/2033	24	25
2.795% due 06/01/2030	357	377
2.807% due 07/01/2030	699	734
2.810% due 08/01/2023	1	1
2.881% due 11/01/2035	14,469	15,271
2.885% due 10/01/2035	33,748	35,430
2.893% due 09/01/2035	7,502	7,881
2.910% due 08/01/2035	43	45
2.922% due 10/01/2035	15,025	15,852
2.937% due 07/01/2035	8,206	8,648
2.940% due 08/01/2023	39	41
2.946% due 07/01/2032	78	82
2.979% due 07/01/2019	174	183
3.002% due 09/01/2035	53	55
3.047% due 11/01/2034	95	100
3.145% due 12/01/2026	523	527
3.265% due 05/01/2020	37	37
3.500% due 09/01/2018 - 04/01/2041	1,855,623	1,740,103
3.503% due 08/15/2032	5,484	5,483
3.512% due 05/01/2021	991	1,002
3.530% due 02/01/2019	26	26
3.640% due 12/01/2018	207	209

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
3.664% due 03/01/2022	$869	$908
3.750% due 11/15/2017	403	412
3.833% due 09/01/2023	25	25
3.875% due 09/01/2018	46	48
3.887% due 01/01/2021	34	34
3.939% due 10/01/2022	41	43
3.989% due 05/01/2022	21	21
4.000% due 04/01/2011 - 05/01/2041	2,597,289	2,546,917
4.242% due 01/01/2035	342	361
4.308% due 10/01/2020	6	7
4.480% due 02/01/2021	5	6
4.500% due 03/15/2016 - 04/01/2041	2,389,873	2,424,806
4.530% due 01/01/2019	45	46
4.592% due 07/01/2019	4	4
4.644% due 03/01/2035	490	511
4.659% due 03/01/2021	427	431
4.740% due 04/01/2029	25	26
4.818% due 10/01/2035	2,308	2,428
4.841% due 05/01/2020	13	13
4.934% due 10/01/2020	193	195
4.984% due 04/01/2036	7	7
4.988% due 05/01/2018	165	167
5.000% due 10/01/2016 - 04/01/2038	124,507	132,320
5.075% due 01/01/2019	1	1
5.105% due 05/01/2018	44	47
5.113% due 01/01/2036	9	10
5.130% due 10/01/2035	2,555	2,717
5.151% due 05/01/2018	148	149
5.194% due 09/01/2037	34	36
5.228% due 05/01/2037	232	248
5.319% due 12/01/2035	1,658	1,770
5.341% due 12/01/2037	183	195
5.389% due 11/01/2035	1,564	1,673
5.446% due 06/01/2037	33	35
5.471% due 02/01/2038	73	78
5.500% due 09/01/2012 - 07/01/2047	1,038,031	1,109,540
5.530% due 01/01/2037	310	328
5.547% due 07/01/2036	17	18
5.699% due 03/01/2036	1,344	1,445
5.708% due 02/01/2037	34	36
5.713% due 05/01/2036	737	768
5.759% due 02/01/2037	28	30
5.868% due 04/01/2036	1,806	1,945
5.872% due 05/01/2037	78	83
5.950% due 06/15/2028	48,862	49,284
5.995% due 02/15/2038 (b)	5,106	558
6.000% due 07/01/2011 - 04/01/2041	1,231,095	1,339,970
6.250% due 12/15/2028	813	887
6.395% due 11/15/2036 (b)	50,862	8,258
6.500% due 05/01/2011 - 10/25/2043	225,577	246,342
6.950% due 07/15/2021 - 08/15/2021	80	88
7.000% due 09/01/2011 - 10/25/2043	29,611	33,548
7.000% due 09/15/2023 (b)	16	3
7.400% due 02/01/2021	591	584
7.500% due 05/01/2011 - 11/01/2037	11,815	12,832
7.645% due 05/01/2025	6,987	7,852
7.800% due 09/15/2020	7	8

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
8.000% due 01/01/2012 - 06/01/2030	$2,643	$3,017
8.250% due 06/15/2022	161	182
8.500% due 07/01/2014 - 06/01/2030	1,433	1,530
8.608% due 10/15/2033	1,498	1,456
8.618% due 10/15/2033	2,307	2,237
8.684% due 11/15/2033	2,270	2,241
8.750% due 12/15/2020	70	87
8.900% due 11/15/2020	546	617
9.000% due 08/01/2016 - 07/01/2030	418	465
9.000% due 05/01/2022 (b)	3	1
9.250% due 07/01/2017	2	2
9.500% due 09/01/2016 - 12/01/2022	455	521
10.000% due 06/01/2017 - 03/01/2021	26	29
10.500% due 10/01/2017 - 01/01/2021	8	9
11.000% due 09/01/2015 - 05/01/2020	4	4
13.250% due 10/01/2013	29	30
14.000% due 04/01/2016	1	1
884.500% due 01/15/2021 (b)	0	2
1007.500% due 02/15/2022 (b)	0	3

Ginnie Mae
0.554% due 05/20/2037	81,861	81,438
0.654% due 06/16/2031 - 03/16/2032	422	423
0.704% due 11/16/2029 - 10/16/2030	418	419
0.754% due 02/16/2030 - 04/16/2032	2,538	2,544
0.804% due 12/16/2025	71	72
0.854% due 02/16/2030	1,710	1,717
0.904% due 02/16/2030	722	725
1.204% due 03/20/2031	120	120
1.240% due 02/20/2060	49,174	48,790
2.000% due 11/20/2032	280	288
2.125% due 11/20/2021 - 10/20/2033	21,036	21,710
2.500% due 10/20/2025	49	50
2.625% due 07/20/2017 - 09/20/2033	26,734	27,612
2.750% due 02/20/2032	871	902
3.000% due 12/20/2018 - 08/20/2020	254	263
3.130% due 04/16/2016	245	246
3.250% due 01/20/2028 - 03/20/2030	5,475	5,699
3.375% due 02/20/2017 - 05/20/2032	43,637	45,429
3.500% due 12/20/2017 - 02/20/2034	281	293
3.875% due 01/20/2025	13	14
4.000% due 12/20/2015 - 08/20/2018	62	65
4.500% due 11/16/2028 - 12/20/2028	3,969	4,236
4.750% due 07/20/2035	1,931	1,964
5.000% due 02/20/2031 - 07/20/2034	826	863
5.196% due 10/16/2037	1,500	1,603
5.244% due 04/16/2038	1,560	1,687
5.500% due 05/15/2021 - 03/16/2034	493	517

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
6.000% due 03/15/2013 - 04/01/2041	$68,927	$75,895
6.250% due 03/16/2029	449	487
6.346% due 08/16/2033 (b)	2,740	475
6.500% due 04/15/2026 - 07/15/2040	38,994	42,854
6.750% due 06/20/2028 - 10/16/2040	27,519	29,967
7.000% due 06/15/2011 - 10/15/2034	4,948	5,517
7.500% due 09/15/2011 - 02/15/2035	6,468	7,204
7.700% due 03/15/2041	6,394	6,446
7.750% due 08/20/2025 - 12/15/2040	1,537	1,641
8.000% due 10/15/2011 - 10/20/2031	964	1,118
8.250% due 04/15/2020	53	61
8.300% due 06/15/2019	14	16
8.500% due 07/15/2016 - 04/15/2031	791	938
9.000% due 04/20/2016 - 01/15/2031	719	840
9.250% due 12/20/2016	1	1
9.500% due 05/15/2016 - 07/15/2025	249	284
10.000% due 02/15/2013 - 02/15/2025	261	294
10.250% due 02/20/2019	8	9
10.500% due 12/15/2015 - 09/15/2021	85	92
11.000% due 06/15/2013 - 09/15/2017	4	4
11.500% due 04/15/2013 - 10/15/2015	3	3
12.000% due 11/15/2012 - 05/15/2016	31	33
13.000% due 12/15/2012	1	1
13.500% due 09/15/2014	3	4
15.000% due 02/15/2012 - 09/15/2012	7	7

Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	138	138
1.000% due 03/25/2025 - 07/25/2025	115	116
1.100% due 01/25/2019 - 11/25/2024	147	147
3.870% due 01/01/2014	466	478
4.120% due 03/10/2014	655	681
4.330% due 07/01/2014	69	72
4.340% due 03/01/2024	167	174
4.350% due 07/01/2023	542	565
4.430% due 05/01/2029	5,266	5,486
4.504% due 02/10/2014	25	26
4.524% due 02/10/2013	2,366	2,465
4.625% due 02/01/2025	1,100	1,156
4.684% due 09/10/2014	16,078	16,831
4.750% due 07/01/2025	760	804
4.754% due 08/10/2014	1,257	1,326
4.770% due 04/01/2024	828	874
4.840% due 02/01/2023 - 05/01/2025	17,301	18,299
4.870% due 12/01/2024	1,553	1,668
4.890% due 12/01/2023	978	1,044
4.930% due 01/01/2024	1,976	2,093
4.950% due 03/01/2025	1,614	1,711

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
4.980% due 11/01/2023	$7,439	$7,829
5.090% due 10/01/2025	664	708
5.110% due 05/01/2017 - 08/01/2025	1,701	1,805
5.120% due 11/01/2017	159	170
5.130% due 09/01/2023	4,314	4,589
5.136% due 08/10/2013	288	304
5.160% due 02/01/2028	2,826	2,981
5.170% due 01/01/2028	2,001	2,140
5.190% due 01/01/2017 - 07/01/2024	361	384
5.200% due 11/01/2015	246	260
5.230% due 11/01/2016	288	305
5.240% due 08/01/2023	479	505
5.290% due 12/01/2027	65,266	69,777
5.310% due 05/01/2027	344	368
5.320% due 04/01/2027	420	450
5.340% due 11/01/2021	4,722	5,034
5.370% due 09/01/2016	228	242
5.490% due 05/01/2028	23,721	25,420
5.600% due 09/01/2028	6,833	7,325
5.680% due 06/01/2028	22,146	23,921
5.725% due 09/10/2018	33,388	36,018
5.780% due 08/01/2027	67	71
5.820% due 07/01/2027	2,805	3,099
5.870% due 07/01/2028	698	757
5.902% due 02/10/2018	5,593	6,211
6.020% due 08/01/2028	751	830
6.030% due 02/10/2012	1,937	2,006
6.070% due 07/01/2026	1,065	1,149
6.340% due 03/01/2021	6,594	7,150
6.344% due 08/01/2011	59	60
6.440% due 02/01/2021	1,296	1,407
6.700% due 12/01/2016	1,787	1,932
6.900% due 12/01/2020	2,161	2,363
6.950% due 11/01/2016	435	464
7.060% due 11/01/2019	930	1,024
7.150% due 03/01/2017	657	719
7.190% due 12/01/2019	330	364
7.200% due 10/01/2019	461	508
7.220% due 11/01/2020	542	598
7.500% due 04/01/2017	435	474
7.630% due 06/01/2020	2,955	3,272
7.700% due 07/01/2016	179	196

Vendee Mortgage Trust
0.429% due 06/15/2023 (b)	16,568	208
6.500% due 09/15/2024	11,980	12,579
6.814% due 01/15/2030	1,713	1,995

Total U.S. Government Agencies (Cost $63,333,401)		63,966,860

U.S. TREASURY OBLIGATIONS 2.8%

Treasury Inflation Protected Securities (h)
1.750% due 01/15/2028	819,601	836,121
2.000% due 01/15/2026	757,769	809,451
2.375% due 01/15/2025	470,640	528,881
2.375% due 01/15/2027	661,885	737,227
2.500% due 01/15/2029 (k)(m)	2,228,256	2,526,806
3.625% due 04/15/2028	293,922	379,458
3.875% due 04/15/2029	609,030	815,767

U.S. Treasury Bonds
2.625% due 11/15/2020	1,800	1,677

Total U.S. Treasury Obligations (Cost $6,708,222)		6,635,388

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL	MARKET
		AMOUNT	VALUE
		(000S)	(000S)
MORTGAGE-BACKED SECURITIES 6.2%

Adjustable Rate Mortgage Trust
2.861% due 11/25/2035		$13,085	$10,215
4.854% due 07/25/2035		6,773	6,248
4.915% due 08/25/2035		5,395	4,959
5.274% due 11/25/2035		1,361	1,120
5.286% due 01/25/2036		4,123	3,621

American Home Mortgage Assets
0.440% due 05/25/2046		42,030	25,538
0.440% due 09/25/2046		17,698	10,036
0.460% due 10/25/2046		26,126	14,885
1.012% due 02/25/2047		18,634	9,386
1.232% due 11/25/2046		90,454	43,499

American Home Mortgage Investment Trust
1.960% due 09/25/2045		11,869	10,438
2.090% due 09/25/2035		600	591
2.250% due 02/25/2045		58,367	53,720
2.281% due 10/25/2034		6,025	5,470

Arkle Master Issuer PLC
1.464% due 05/17/2060		801,200	800,250

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	118,375	167,680
2.491% due 05/16/2047		349,850	496,737

Banc of America Commercial Mortgage, Inc.
3.878% due 09/11/2036		$886	891
4.342% due 03/11/2041		152	152
4.772% due 07/11/2043		3,559	3,565
4.811% due 12/10/2042		10	10
4.933% due 07/10/2045		250	264
5.115% due 10/10/2045		200	215
5.381% due 01/15/2049		512	520
5.414% due 09/10/2047		15,000	15,921
5.450% due 06/10/2039		460	495
5.451% due 01/15/2049		1,410	1,484
5.492% due 02/10/2051		25,000	26,252
5.611% due 05/10/2045		14	14
5.634% due 04/10/2049		8,898	9,032
5.658% due 06/10/2049		14,050	14,839
5.689% due 04/10/2049		5,349	5,677
5.741% due 05/10/2045		29,000	31,490
5.742% due 02/10/2051		3,680	3,977
6.202% due 02/10/2051		24,070	26,601
9.073% due 10/11/2037		92	108

Banc of America Funding Corp.
0.544% due 05/20/2035		2,128	1,317
2.796% due 02/20/2036		2,318	2,227
2.828% due 05/25/2035		100,516	98,671
2.830% due 03/20/2035		3,153	3,117
3.071% due 11/20/2034		2,149	1,831
4.963% due 09/20/2034		2,579	2,625
5.312% due 11/20/2035		5,055	3,749
5.500% due 09/25/2034		36,784	36,114
5.500% due 09/25/2035		7,398	7,388
5.515% due 05/20/2036		12,326	9,919
5.611% due 05/20/2036		21,754	20,600
5.641% due 03/20/2036		2,989	2,625
5.670% due 04/20/2036		15,875	13,544
5.671% due 03/20/2036		849	697
5.753% due 10/25/2036		2,119	1,482
5.837% due 01/25/2037		1,704	1,143
5.864% due 01/20/2047		371	264
5.888% due 04/25/2037		5,287	4,459
5.937% due 10/20/2046		7,673	5,291
6.000% due 09/25/2036		18,597	16,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Large Loan, Inc.
0.765% due 08/15/2029	$4,493	$4,300
2.005% due 11/15/2015	186,224	176,222
5.620% due 06/24/2050	35,400	37,722
5.640% due 02/17/2051	90,358	96,090
5.895% due 02/15/2051	40,000	43,808

Banc of America Mortgage Securities, Inc.
0.950% due 11/25/2035	4,987	4,708
2.768% due 07/25/2034	371	342
2.849% due 03/25/2035	22,863	19,450
2.866% due 06/25/2035	6,000	4,840
2.876% due 01/25/2035	4,552	3,948
2.881% due 02/25/2036	4,234	3,448
2.885% due 02/25/2035	5,810	5,295
2.926% due 07/25/2033	252	249
2.926% due 05/25/2035	26,510	22,220
2.947% due 07/25/2035	4,587	4,040
2.956% due 05/25/2034	377	377
2.959% due 05/25/2033	2,893	2,893
3.002% due 12/25/2033	3,503	3,520
3.067% due 08/25/2035	18,475	14,862
3.109% due 09/25/2033	2,545	2,474
3.123% due 11/25/2035	2,675	2,193
3.525% due 07/20/2032	1,025	1,000
5.161% due 02/25/2035	6,347	5,820
5.176% due 11/25/2034	3,967	3,695
5.236% due 07/25/2035	3,754	3,410
5.311% due 04/25/2035	4,717	4,246
5.323% due 07/25/2035	4,641	4,288
5.500% due 11/25/2033	4	4
6.000% due 07/25/2046	5,000	4,455
6.500% due 10/25/2031	122	124
6.500% due 09/25/2033	6,794	7,096

Bayview Commercial Asset Trust
0.680% due 08/25/2034	907	807

BCAP LLC Trust
0.420% due 01/25/2037	87,504	54,553
5.500% due 11/25/2034	27,778	26,819

BCRR Trust
4.230% due 12/22/2028	1,195	1,198
4.230% due 03/22/2031	4,464	4,550
4.230% due 12/22/2032	2,488	2,486
4.230% due 05/22/2033	1,172	1,171
4.230% due 08/22/2033	16,100	16,163
4.230% due 11/22/2033	16,893	17,073
4.230% due 03/22/2034	1,354	1,376
4.230% due 04/22/2034	3,585	3,658
4.230% due 05/22/2034	12,778	13,082
4.230% due 04/22/2035	1,304	1,309
4.230% due 05/22/2035	3,936	3,962
4.230% due 06/22/2035	2,800	2,847
4.230% due 09/22/2035	381	381
4.230% due 12/22/2035	12,343	12,530
4.230% due 04/22/2036	3,847	3,844
4.230% due 11/22/2036	4,474	4,539
4.230% due 06/22/2038	2,409	2,438
4.230% due 02/22/2041	2,951	3,038
5.858% due 07/17/2040	10,000	10,735

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035	1,080	1,043
2.496% due 04/25/2034	8,483	8,083
2.520% due 02/25/2036	16,571	15,438
2.560% due 10/25/2035	10,352	9,480
2.649% due 05/25/2033	1,858	1,878
2.651% due 04/25/2033	2,112	2,114
2.685% due 08/25/2033	64	64
2.710% due 03/25/2035	10,949	10,546

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
2.711% due 05/25/2034	$35	$35
2.725% due 04/25/2034	65	61
2.726% due 04/25/2033	244	242
2.750% due 01/25/2034	67	55
2.754% due 08/25/2033	315	315
2.770% due 02/25/2033	141	130
2.783% due 03/25/2035	7,968	6,561
2.839% due 05/25/2034	86	83
2.859% due 01/25/2034	9	9
2.860% due 10/25/2035	202,633	187,248
2.864% due 02/25/2034	3,314	2,986
2.875% due 10/25/2033	52	53
2.906% due 11/25/2034	212	202
2.934% due 03/25/2035	1,159	1,119
2.934% due 08/25/2035	10,053	7,842
2.954% due 07/25/2034	678	544
3.057% due 11/25/2034	7,135	6,082
3.075% due 01/25/2034	3,399	3,330
3.101% due 09/25/2034	2,149	1,841
3.121% due 01/25/2035	416	385
3.339% due 12/25/2035	7,355	7,083
3.392% due 11/25/2030	4,228	4,276
3.607% due 11/25/2034	5,326	5,364
4.137% due 05/25/2034	22	22
4.827% due 01/25/2035	76	71
5.023% due 01/25/2035	2,274	2,113
5.025% due 03/25/2035	11,317	9,982
5.136% due 08/25/2035	91,600	92,008
5.219% due 08/25/2035	30,057	26,162
5.297% due 05/25/2047	43,362	33,603
5.376% due 02/25/2036	5,293	4,797
5.434% due 04/25/2033	5,229	5,223
5.526% due 04/25/2033	509	498
5.670% due 02/25/2033	4,225	4,242
5.675% due 02/25/2036	6,178	4,554

Bear Stearns Alt-A Trust
0.410% due 02/25/2034	5,765	4,733
0.450% due 02/25/2034	80	39
0.470% due 04/25/2035	3,239	2,570
0.470% due 12/25/2046 (a)	47	1
0.490% due 02/25/2036	4,463	2,917
2.568% due 03/25/2035	28	21
2.612% due 12/25/2033	2,866	2,777
2.643% due 05/25/2035	130,891	110,557
2.663% due 01/25/2036	26,436	15,405
2.693% due 10/25/2033	96	82
2.802% due 02/25/2036 (a)	2,578	1,316
2.868% due 03/25/2036	3,061	1,755
2.922% due 01/25/2035	5,896	4,789
2.955% due 02/25/2034	6,573	6,208
2.987% due 09/25/2035	65,222	51,061
3.033% due 09/25/2034	298	239
3.552% due 02/25/2034	62	58
4.198% due 08/25/2036 (a)	8,491	2,752
5.089% due 11/25/2036	455	289
5.195% due 11/25/2036	104	65
5.233% due 11/25/2036	812	539
5.999% due 08/25/2036	163	112

Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019	460	453
3.970% due 11/11/2035	44	44
4.871% due 09/11/2042	100	106
4.980% due 02/11/2041	310	323
5.116% due 02/11/2041	900	960
5.127% due 10/12/2042	6,798	6,824
5.201% due 12/11/2038	2,250	2,372
5.205% due 02/11/2044	6,381	6,488

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.330% due 01/12/2045	$500	$512
5.331% due 02/11/2044	51,225	53,658
5.455% due 03/11/2039	13,950	15,157
5.468% due 06/11/2041	100	107
5.471% due 01/12/2045	30,150	32,359
5.610% due 11/15/2033	1,379	1,387
5.694% due 06/11/2050	48,340	51,692
5.698% due 09/11/2038	518	552
5.700% due 06/13/2050	57,455	61,247
5.703% due 06/11/2050	1,300	1,366
5.718% due 06/11/2040	65,984	71,140
5.723% due 09/11/2038	300	329
6.480% due 02/15/2035	48	48
7.000% due 05/20/2030	19,623	20,850

Bear Stearns Mortgage Securities, Inc.
3.576% due 06/25/2030	53	53

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036	6,438	4,308
5.222% due 12/26/2046	5,614	4,008

Bella Vista Mortgage Trust
0.503% due 05/20/2045	62	38

CC Mortgage Funding Corp.
0.430% due 05/25/2036	3,737	2,523

Chase Mortgage Finance Corp.
2.903% due 02/25/2037	2,225	2,082
2.905% due 02/25/2037	1,525	1,408
2.948% due 12/25/2035	20,938	17,559
3.743% due 03/25/2037	21,503	17,770
4.921% due 02/25/2037	17,124	16,315
5.292% due 12/25/2035	10,954	10,033
5.916% due 03/25/2037	843	817
5.981% due 09/25/2036	275	213
6.000% due 11/25/2036	1,410	1,253
6.000% due 02/25/2037	3,000	2,451
6.000% due 03/25/2037	20,000	16,941

Chaseflex Trust
0.750% due 06/25/2035	6,517	5,650
5.500% due 06/25/2035	34	34
6.000% due 02/25/2037	4,500	3,477

Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	4,845	4,968
5.250% due 12/25/2033	181	181
5.500% due 12/25/2022	2,056	2,018
5.500% due 02/25/2026	1,281	1,244
5.500% due 04/25/2037	5,121	4,615
5.750% due 09/25/2037	8,748	8,094
6.000% due 06/25/2036	8,900	8,432

Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	374
5.622% due 12/10/2049	123	123
5.698% due 12/10/2049	11,118	12,005
5.733% due 03/15/2049	425	463
5.822% due 12/10/2049	39,502	43,344
5.860% due 07/17/2040	7,592	7,567

Citigroup Mortgage Loan Trust, Inc.
0.320% due 01/25/2037	1,290	710
1.050% due 08/25/2035	4,716	3,728
2.210% due 08/25/2035	10,258	9,904
2.510% due 08/25/2035	2,216	2,109
2.560% due 08/25/2035	77,930	69,459
2.650% due 10/25/2035	47,322	40,879
2.670% due 12/25/2035	53,634	52,256
2.799% due 02/25/2034	6,450	6,362
2.815% due 12/25/2035	4,272	2,830
2.820% due 12/25/2035	145	135
2.909% due 08/25/2035	75,491	72,918
2.983% due 09/25/2034	1,626	1,583

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.151% due 09/25/2035	$121,664	$110,843
5.492% due 07/25/2046	12,401	9,096
5.770% due 09/25/2037	82,347	58,729

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	17,400	17,788
5.222% due 07/15/2044	500	537
5.322% due 12/11/2049	94,870	99,708
5.346% due 01/15/2046	300	322
5.617% due 10/15/2048	3,515	3,778
5.886% due 11/15/2044	4,205	4,549

Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	2,991	2,277

Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	332	372

Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	15	16

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	170	178

Commercial Mortgage Loan Trust
6.013% due 12/10/2049	58,150	62,688

Commercial Mortgage Pass-Through Certificates
0.480% due 02/05/2019	5,725	5,681
0.754% due 07/16/2034	4,808	4,801
5.116% due 06/10/2044	250	267
5.306% due 12/10/2046	137,853	145,327
5.543% due 12/11/2049	7,500	7,979
5.769% due 06/10/2046	390	426
5.815% due 12/10/2049	5,550	6,022

Community Program Loan Trust
4.500% due 10/01/2018	2,310	2,333
4.500% due 04/01/2029	26,000	24,715

Countrywide Alternative Loan Trust
0.404% due 05/20/2046	624	595
0.420% due 01/25/2037	3,792	2,260
0.420% due 05/25/2047	7,072	4,777
0.430% due 05/25/2047	6,742	3,966
0.434% due 02/20/2047	1,540	864
0.440% due 09/25/2046	38,562	21,683
0.448% due 12/20/2046	109,343	63,061
0.450% due 05/25/2036	3,092	1,914
0.450% due 06/25/2037	20	12
0.460% due 05/25/2035	342	230
0.460% due 07/25/2046	7,336	4,941
0.464% due 05/20/2046	1,914	1,080
0.464% due 07/20/2046	47,313	21,353
0.500% due 09/25/2046	1,000	207
0.500% due 10/25/2046	512	196
0.509% due 07/25/2046	800	157
0.520% due 05/25/2036	545	116
0.530% due 02/25/2037	5,358	3,291
0.580% due 09/25/2035	3,157	1,908
0.600% due 09/25/2035	3,120	2,004
0.600% due 05/25/2037	424	251
0.700% due 08/25/2033	58	55
0.800% due 10/25/2036	10,890	6,360
0.950% due 10/25/2035	6,028	5,016
1.312% due 12/25/2035	791	501
1.312% due 02/25/2036	1,234	831
1.350% due 02/25/2036	14,400	9,336
1.412% due 08/25/2035	531	298
1.812% due 11/25/2035	2,737	1,696
2.352% due 11/25/2035	35	22
5.000% due 08/25/2019	683	684
5.000% due 01/25/2035	56	55
5.221% due 10/25/2035	3,803	3,222
5.250% due 10/25/2033	18,459	18,648
5.250% due 06/25/2035	2,126	1,900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/25/2035	$17,000	$14,548
5.663% due 02/25/2037	37,767	28,575
5.701% due 11/25/2035	3,255	2,135
5.750% due 03/25/2037	3,000	2,226
5.801% due 08/25/2036	1,778	1,790
6.000% due 10/25/2032	1,190	1,232
6.000% due 10/25/2033	1,101	1,142
6.000% due 12/25/2033	23	23
6.000% due 02/25/2034	27	27
6.000% due 04/25/2036	3,573	2,623
6.000% due 01/25/2037	15,682	12,034
6.000% due 02/25/2037	1,856	1,342
6.250% due 12/25/2033	416	430
6.250% due 11/25/2036	2,121	1,715
6.250% due 08/25/2037	7,626	5,069
6.500% due 05/25/2036	8,860	5,309

Countrywide Home Loan Mortgage Pass-Through Trust
0.480% due 05/25/2035	17,624	12,044
0.540% due 04/25/2035	22,001	14,042
0.570% due 03/25/2035	595	390
0.580% due 02/25/2035	2,443	1,808
0.590% due 02/25/2035	503	385
0.590% due 06/25/2035	7,060	6,013
0.590% due 03/25/2036	790	247
0.600% due 02/25/2036	456	125
0.630% due 09/25/2034	38	23
0.650% due 08/25/2018	1,649	1,605
2.250% due 07/19/2031	26	25
2.638% due 06/20/2034	1,613	1,354
2.812% due 02/20/2035	5,209	4,496
2.820% due 10/19/2032	65	46
2.984% due 08/25/2034	431	343
2.991% due 11/20/2034	10,003	8,590
3.017% due 02/20/2036	38,561	32,297
3.051% due 04/20/2035	19	18
3.118% due 11/25/2034	3,365	2,940
3.881% due 07/25/2034	4,438	4,246
4.195% due 11/19/2033	1,230	1,225
4.980% due 02/25/2047	2,747	1,869
5.000% due 11/25/2035	3,522	3,568
5.077% due 10/20/2035	3,232	2,344
5.103% due 03/25/2037	2,707	1,610
5.139% due 01/20/2035	4,932	4,805
5.147% due 04/25/2035	17,855	16,132
5.250% due 04/25/2035	18,323	18,332
5.250% due 02/20/2036	49	34
5.323% due 02/20/2036	824	636
5.393% due 04/20/2036	7,491	5,896
5.500% due 12/25/2034	25,454	26,575
5.500% due 05/25/2035	119,582	119,327
5.500% due 09/25/2035	19,940	18,962
5.500% due 10/25/2035	22,104	20,934
5.500% due 11/25/2035	21,758	16,045
5.500% due 04/25/2038	15,412	14,851
5.538% due 05/20/2036	4,870	3,476
5.750% due 02/25/2037	9,071	8,279
5.783% due 09/25/2047	7,955	5,774
6.000% due 10/25/2034	70	70
6.000% due 08/25/2037	31,804	32,383
6.000% due 09/25/2037	1,663	1,583
6.250% due 09/25/2036	18,000	16,578
6.500% due 01/25/2034	773	785
6.500% due 11/25/2034	1,247	1,260
7.500% due 06/25/2035	397	398

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		$701	$607
1.962% due 05/25/2032		66	68
2.495% due 07/25/2033		36	35
2.498% due 04/25/2034		28,418	28,580
2.665% due 06/25/2032		55	48
2.675% due 08/25/2033		179	182
2.745% due 05/25/2032		155	155
2.836% due 09/25/2034		4,117	3,966
4.106% due 12/15/2035		4,878	4,937
4.512% due 07/15/2037		157	158
4.832% due 06/25/2032		23	21
5.100% due 08/15/2038		200	214
5.104% due 08/15/2038		250	266
5.435% due 09/15/2034		4,564	4,592
5.500% due 09/25/2035		15,406	14,426
5.500% due 10/25/2035		5,029	4,834
6.000% due 11/25/2035		70	53
6.500% due 04/25/2033		1,500	1,577
7.500% due 12/25/2032		4	4

Credit Suisse Mortgage Capital Certificates
0.485% due 10/15/2021		9,939	9,730
5.383% due 02/15/2040		4,200	4,338
5.467% due 09/15/2039		43,630	46,185
5.467% due 09/16/2039		47,400	50,893
5.467% due 09/18/2039		26,000	26,851
5.509% due 04/15/2047		40,150	41,747
5.525% due 06/15/2039		12,463	12,751
5.579% due 04/25/2037		1,937	1,364
5.658% due 06/10/2049		34,815	36,974
5.660% due 03/15/2039		14,987	16,112
5.695% due 09/15/2040		47,601	49,651
5.863% due 02/25/2037		5,017	3,288
5.949% due 12/18/2049		126,047	136,854

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		3,570	2,268
5.720% due 09/25/2036		3,585	2,570
6.172% due 06/25/2036		4,605	3,166

CW Capital Cobalt Ltd.
5.484% due 04/15/2047		4,100	4,229

DECO Series
0.975% due 10/27/2014	GBP	13,500	21,087
1.301% due 01/27/2018	EUR	36,279	48,558

Deutsche ALT-A Securities, Inc.
0.350% due 10/25/2036		$12	5
0.400% due 02/25/2047		15,662	8,566
5.066% due 10/25/2035		7,370	6,611
5.239% due 10/25/2035		11,383	8,890
5.500% due 12/25/2035		4,065	2,787
5.869% due 10/25/2036		3,391	2,152
5.886% due 10/25/2036		3,391	2,155
6.005% due 10/25/2036 (a)		2,669	1,579
6.300% due 07/25/2036		3,823	2,477

Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047		14,942	14,924
5.217% due 06/26/2035		27,000	26,222

DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021 (p)		186	156

Downey Savings & Loan Association Mortgage Loan Trust
0.434% due 04/19/2048		4,871	1,986
2.477% due 07/19/2044		76	61

Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		12	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMF-NL
1.806% due 04/17/2041	EUR	10,200	$11,637
2.006% due 10/17/2041		35,000	42,906

European Loan Conduit
1.243% due 05/15/2019		49,840	64,877

Eurosail PLC
1.756% due 10/17/2040		5,472	7,183

First Horizon Alternative Mortgage Securities
0.750% due 06/25/2035		$14,753	12,609
2.325% due 08/25/2034		2,035	1,811
2.368% due 09/25/2035		9,802	7,500
2.374% due 04/25/2035		5,222	4,516
2.375% due 08/25/2035		6,272	4,938
5.500% due 05/25/2035		10,067	8,953
5.500% due 06/25/2035		12,335	11,440
6.250% due 08/25/2037		2,098	1,390

First Horizon Asset Securities, Inc.
2.708% due 12/25/2033		24	24
2.720% due 02/25/2034		99	102
2.754% due 04/25/2035		10,026	9,369
2.771% due 05/25/2035		1,726	1,570
2.869% due 06/25/2035		7,631	6,566
2.880% due 10/25/2035		8,228	7,258
2.921% due 08/25/2035		6,289	5,076
5.250% due 05/25/2021		2,023	2,062
5.250% due 03/25/2035		10,475	10,220
5.254% due 06/25/2035		1,807	1,680
5.290% due 10/25/2035		4,341	3,990
5.296% due 06/25/2035		6,555	6,059
5.388% due 01/25/2037		200	162
5.419% due 09/25/2035		17,305	16,140
5.500% due 01/25/2035		1,600	1,630
5.533% due 11/25/2035		10,702	9,551
5.573% due 11/25/2034		10,314	10,243
6.240% due 10/25/2036		4,821	4,119

First Nationwide Trust
6.750% due 08/21/2031		569	590

First Republic Mortgage Loan Trust
0.555% due 08/15/2032		498	474
0.605% due 11/15/2031		429	397
0.655% due 11/15/2032		75	71
0.730% due 06/25/2030		1,401	1,377
0.755% due 11/15/2030		63	63

First Union National Bank Commercial Mortgage
6.141% due 02/12/2034		162	166

Fund America Investors Corp. II
2.393% due 06/25/2023		145	145

GE Capital Commercial Mortgage Corp.
0.465% due 06/10/2048 (b)		2,661	14
4.229% due 12/10/2037		2,219	2,227

GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		3,325	3,546
5.713% due 10/15/2038		571	591

GMAC Mortgage Corp. Loan Trust
0.700% due 12/25/2033		89	88
3.025% due 06/25/2034		4,588	4,068
3.446% due 06/25/2034		69	65
4.988% due 05/25/2035		9,193	8,630

GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		202	200
8.950% due 08/20/2017		54	60

Government Lease Trust
4.000% due 05/18/2011		44,915	45,014
6.480% due 05/18/2011		172	173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gracechurch Mortgage Financing PLC
0.392% due 11/20/2056		$118,839	$117,476
0.412% due 11/20/2056		11,900	11,699
1.178% due 11/20/2056	EUR	85,193	119,383

Granite Master Issuer PLC
0.344% due 12/17/2054		$7,006	6,634
0.354% due 12/20/2054		61,482	58,223
0.724% due 12/20/2054	GBP	2,614	3,989
0.734% due 12/20/2054		13,488	20,467
0.804% due 12/20/2054		3,973	6,058
0.987% due 12/17/2054	EUR	2,614	3,507
0.997% due 12/20/2054		19,579	26,289
1.067% due 12/20/2054		8,604	11,534

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		$1,170	1,070
0.330% due 01/25/2047		534	492
0.450% due 10/25/2046		959	240
0.450% due 12/25/2046		898	175
0.470% due 06/25/2045		1,392	937
0.520% due 04/25/2036		645	123
0.520% due 11/25/2045		720	475
0.590% due 10/25/2046		877	137

Greenwich Capital Commercial Funding Corp.
0.400% due 11/05/2021		10,460	10,260
4.799% due 08/10/2042		2,700	2,848
5.224% due 04/10/2037		27,908	29,711
5.381% due 03/10/2039		592	605
5.444% due 03/10/2039		94,056	99,547
5.597% due 12/10/2049		4,000	4,179
5.890% due 07/10/2038		289	291

GS Mortgage Securities Corp.
2.716% due 02/10/2021		30,000	30,114

GS Mortgage Securities Corp. II
1.142% due 03/06/2020		4,923	4,924
1.535% due 03/06/2020		27,390	27,406
4.761% due 07/10/2039		225	235
5.479% due 11/10/2039		134	135
5.506% due 04/10/2038		77	78
5.560% due 11/10/2039		35,665	38,354
5.808% due 08/10/2045		5,000	5,309
6.044% due 08/15/2018		1,837	1,857

GSMPS Mortgage Loan Trust
7.500% due 06/25/2043		5,474	5,619

GSR Mortgage Loan Trust
0.600% due 01/25/2034		215	210
1.990% due 03/25/2033		66	67
2.554% due 06/25/2034		50	46
2.745% due 04/25/2035		11,458	10,440
2.774% due 11/25/2035		8,282	7,489
2.784% due 01/25/2036		460	389
2.796% due 09/25/2035		71,857	70,430
2.815% due 09/25/2035		41,189	40,908
2.836% due 05/25/2035		41,068	34,533
2.838% due 04/25/2036		170	145
2.881% due 07/25/2035		9,800	7,645
2.907% due 09/25/2035		12,900	11,585
2.995% due 12/25/2034		6,447	5,581
3.044% due 01/25/2035		6,891	6,511
5.115% due 04/25/2035		9,478	8,834
5.181% due 11/25/2035		128,352	124,026
5.269% due 11/25/2035		9,095	7,675
5.352% due 05/25/2035		11,224	10,642
5.500% due 03/25/2035		150	150
5.750% due 02/25/2036		3,981	3,744
5.750% due 02/25/2037		17,577	16,690
6.000% due 03/25/2032		31	32
6.000% due 11/25/2035		22,486	21,913

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.000% due 01/25/2037		$37,712	$	36,074
6.000% due 03/25/2037		30,466		28,616
6.000% due 05/25/2037		21,263		21,040
6.500% due 09/25/2036		10,832		9,650

Harborview Mortgage Loan Trust
0.384% due 04/19/2038		26,884		17,374
0.404% due 01/25/2047		6,467		4,111
0.434% due 07/19/2046		46,275		28,600
0.444% due 07/21/2036		6,528		4,309
0.444% due 01/19/2038		11,144		7,371
0.454% due 09/19/2046		9,687		6,344
0.474% due 05/19/2035		2,565		1,764
0.494% due 03/19/2036		17,807		11,272
0.534% due 02/19/2036		15,328		9,724
0.564% due 11/19/2035		7,444		5,195
0.594% due 06/20/2035		7,787		6,561
0.604% due 01/19/2035		3,445		2,217
0.624% due 02/19/2034		9		8
1.250% due 11/25/2047		4,183		3,115
2.470% due 06/19/2034		8,460		7,642
2.884% due 07/19/2035		194		168
2.936% due 07/19/2035		1,094		892
3.025% due 05/19/2033		124		125
5.505% due 08/19/2036		6,271		5,076

Holmes Master Issuer PLC
2.339% due 10/15/2054	EUR	185,400		262,730

Homebanc Mortgage Trust
0.430% due 12/25/2036		$3,274		2,532
5.753% due 04/25/2037		4,100		2,462
5.797% due 04/25/2037		8,302		7,203

Impac CMB Trust
1.010% due 10/25/2033		60		54
1.250% due 07/25/2033		1,491		1,361
5.410% due 09/25/2034		535		536

Impac Secured Assets CMN Owner Trust
0.340% due 11/25/2036		2,620		2,475

Indymac ARM Trust
1.811% due 01/25/2032		158		135
1.959% due 01/25/2032		580		493
2.447% due 08/25/2031		464		452

Indymac IMSC Mortgage Loan Trust
0.430% due 07/25/2047		16,878		10,036

Indymac INDA Mortgage Loan Trust
2.621% due 01/25/2036		24,847		20,744
5.640% due 08/25/2036		4,100		3,051

Indymac INDB Mortgage Loan Trust
0.550% due 11/25/2035		1,287		648

Indymac Index Mortgage Loan Trust
0.440% due 09/25/2046		28,265		16,854
0.450% due 11/25/2046		1,049		329
0.450% due 06/25/2047		14,454		7,832
0.490% due 04/25/2035		2,489		1,700
0.490% due 07/25/2035		4,730		3,101
0.550% due 06/25/2037 (a)		2,332		945
1.030% due 05/25/2034		23		16
2.553% due 01/25/2036		11,812		7,472
2.677% due 12/25/2034		2,690		2,043
2.818% due 01/25/2035		272		208
4.809% due 04/25/2037		16,659		8,858
5.000% due 08/25/2035		3,204		2,321
5.018% due 09/25/2035		6,318		3,574
5.080% due 01/25/2036		1,645		1,325
5.148% due 10/25/2035		1,523		1,224
5.186% due 06/25/2035		2,723		2,127
5.284% due 06/25/2036		2,729		2,318
5.397% due 04/25/2037		37,548		22,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jamaica Housing Development
3.104% due 10/01/2018	$5,162	$5,043

JPMorgan Alternative Loan Trust
0.420% due 08/25/2036	30,000	23,300
5.550% due 10/25/2036	583	560

JPMorgan Chase Commercial Mortgage Securities Corp.
0.024% due 01/12/2043 (b)	10,098	4
0.630% due 07/15/2019	15,653	14,769
4.372% due 10/12/2037	327	330
4.393% due 07/12/2037	20	21
4.824% due 09/12/2037	16,300	16,429
4.918% due 10/15/2042	200	212
4.936% due 08/15/2042	200	213
5.038% due 03/15/2046	485	516
5.050% due 12/12/2034	10,000	10,427
5.247% due 01/12/2043	478	478
5.298% due 05/15/2047	8,200	8,341
5.336% due 05/15/2047	235,858	246,915
5.379% due 04/15/2043	33	33
5.399% due 05/15/2045	2,235	2,396
5.420% due 01/15/2049	69,184	72,960
5.429% due 12/12/2043	500	535
5.440% due 06/12/2047	59,860	63,116
5.721% due 02/12/2049	4,250	4,518
5.738% due 02/12/2049	79,566	85,207
5.794% due 02/12/2051	15,695	16,906
5.857% due 10/12/2035	1,658	1,671
5.863% due 04/15/2045	43,365	47,642
5.882% due 02/15/2051	33,040	35,374

JPMorgan Mortgage Trust
2.162% due 11/25/2033	60	61
2.863% due 02/25/2036	55,301	44,265
2.909% due 02/25/2036	3,136	3,008
2.922% due 07/25/2035	30,318	30,139
2.967% due 07/25/2035	3,091	2,966
3.006% due 07/25/2035	13,252	13,062
3.081% due 08/25/2035	9,513	8,140
3.142% due 08/25/2035	5,737	5,016
3.211% due 10/25/2035	45,063	40,701
4.707% due 02/25/2034	2,556	2,602
4.784% due 07/25/2035	7,510	7,118
4.881% due 04/25/2035	1,215	1,162
5.000% due 08/25/2020	26,801	26,717
5.041% due 02/25/2035	5,694	5,806
5.101% due 10/25/2035	26,445	24,613
5.169% due 06/25/2035	31,894	31,238
5.279% due 07/25/2035	10,004	9,331
5.301% due 10/25/2035	2,056	1,775
5.356% due 08/25/2035	12,068	11,459
5.387% due 07/25/2035	3,357	3,368
5.404% due 11/25/2035	8,053	7,641
5.437% due 09/25/2035	2,613	2,435
5.500% due 07/25/2036	7,148	6,841
5.515% due 07/27/2037	33,552	28,798
5.653% due 04/25/2037	53	50
5.662% due 04/25/2036	26,566	25,858
5.676% due 10/25/2036	13,249	10,900
5.699% due 04/25/2036	12,600	10,584
5.710% due 05/25/2036	13,127	11,143
5.750% due 01/25/2036	14,499	13,637
5.945% due 10/25/2036	79,112	67,207
6.500% due 07/25/2036	12,887	12,537

LB Commercial Conduit Mortgage Trust
5.928% due 07/15/2044	23,694	25,359

LB Mortgage Trust
8.456% due 01/20/2017	7,862	7,906

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

LB-UBS Commercial Mortgage Trust
4.553% due 07/15/2030	$27	$	27
4.563% due 09/15/2026	4,640		4,730
4.568% due 01/15/2031	390		409
4.739% due 07/15/2030	200		212
4.742% due 02/15/2030	45		47
5.084% due 02/15/2031	255		255
5.124% due 11/15/2032	405		431
5.303% due 02/15/2040	476		486
5.372% due 09/15/2039	20,900		22,304
5.424% due 02/15/2040	75,816		80,508
5.430% due 02/15/2040	88,983		93,758
5.532% due 03/15/2032	183		183
5.661% due 03/15/2039	16,790		18,101
5.866% due 09/15/2045	47,205		50,531
5.876% due 06/15/2038	2,516		2,766
6.133% due 12/15/2030	1,150		1,168
6.365% due 12/15/2028	413		414

Lehman Mortgage Trust
0.570% due 08/25/2036	28,801		25,562
6.449% due 04/25/2036	4,312		4,312

Luminent Mortgage Trust
0.420% due 12/25/2036	21,915		13,744
0.430% due 12/25/2036	9,237		5,884
0.450% due 10/25/2046	7,872		5,440

MASTR Adjustable Rate Mortgages Trust
0.460% due 04/25/2046	13,038		7,382
0.490% due 05/25/2037	2,674		1,435
0.550% due 05/25/2047	1,000		351
2.537% due 07/25/2035	5,020		4,090
2.699% due 05/25/2034	392		321
2.761% due 10/25/2032	2,072		2,077
2.839% due 12/25/2033	626		582
2.899% due 11/21/2034	16,700		16,369

MASTR Alternative Loans Trust
0.650% due 11/25/2033	401		397
0.650% due 03/25/2036	11,498		3,654

MASTR Asset Securitization Trust
5.500% due 09/25/2033	2,203		2,317
5.750% due 05/25/2036	24,375		22,483

MASTR Seasoned Securities Trust
6.211% due 09/25/2017	9,843		10,326
6.500% due 08/25/2032	20,303		21,147

Mellon Residential Funding Corp.
0.695% due 12/15/2030	2,631		2,519
0.735% due 06/15/2030	3,682		3,641
0.955% due 11/15/2031	12,852		12,348
0.995% due 09/15/2030	3,219		2,794
1.135% due 11/15/2031	202		146
2.610% due 10/20/2029	7,489		6,914

Merrill Lynch Alternative Note Asset
0.550% due 03/25/2037	4,812		2,268
5.036% due 06/25/2037 (a)	3,705		2,139

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	10,430		10,944
5.378% due 08/12/2048	25,620		26,545
5.414% due 07/12/2046	300		318
5.485% due 03/12/2051	33,790		35,389
5.700% due 09/12/2049	95,407		99,972
5.745% due 06/12/2050	29,150		30,462
5.965% due 08/12/2049	58,832		63,177

Merrill Lynch Floating Trust
0.325% due 06/15/2022	574		563
0.797% due 07/09/2021	43,691		41,569

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	1,015		781
0.500% due 08/25/2036	1,502		1,229

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund  (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.961% due 12/25/2032		$1,199	$1,213
2.305% due 02/25/2033		64	61
2.333% due 05/25/2033		1,286	1,306
2.586% due 02/25/2034		30	30
2.636% due 02/25/2035		6,777	6,436
2.669% due 12/25/2035		4,186	3,443
2.753% due 06/25/2035		34,113	31,111
2.787% due 08/25/2034		3,553	3,497
2.937% due 05/25/2033		18	18
5.311% due 09/25/2035		41,777	38,288
5.429% due 12/25/2035		17,134	15,325
6.412% due 12/15/2030		2,805	3,043
6.720% due 11/15/2026		14	15

Merrill Lynch Mortgage Trust
5.724% due 06/12/2050		6,056	6,213
5.828% due 06/12/2050		13,851	14,465

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037		16,079	11,840

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035		2,297	1,989
0.580% due 11/25/2029		806	736
0.820% due 11/25/2029		1,144	1,063
0.910% due 06/25/2028		3,181	3,103
1.250% due 10/25/2035		1,999	1,760
1.707% due 10/25/2035		93,064	85,550
1.970% due 01/25/2029		1,071	1,070
2.009% due 02/25/2036		12,153	10,323
2.208% due 04/25/2035		1,089	1,042
2.473% due 05/25/2036		6,690	5,976
4.250% due 10/25/2035		3,771	3,222
5.841% due 06/25/2037		4,749	4,442

Morgan Stanley Capital I
0.315% due 10/15/2020		35,349	33,995
0.472% due 05/24/2043		5,909	5,790
4.700% due 07/15/2056		100	105
5.168% due 01/14/2042		200	214
5.283% due 11/12/2041		96	97
5.332% due 12/15/2043		41,870	44,174
5.364% due 03/15/2044		2,500	2,616
5.402% due 03/12/2044		700	754
5.447% due 02/12/2044		530	556
5.514% due 11/12/2049		500	538
5.569% due 12/15/2044		26,700	28,005
5.610% due 04/15/2049		25,678	25,988
5.646% due 06/11/2042		300	329
5.692% due 04/15/2049		58,600	61,742
5.809% due 12/12/2049		107,810	116,505
5.852% due 12/12/2049		385	400
5.877% due 06/11/2049		35,809	38,149

Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036		26,500	27,544
5.500% due 04/25/2017		14	14

Morgan Stanley Mortgage Loan Trust
0.560% due 01/25/2035		26	22
3.632% due 06/25/2036		5,234	5,061
5.177% due 07/25/2035		5,555	5,094
5.701% due 02/25/2047		3,932	2,509
5.738% due 06/25/2036		29,822	18,302

Morgan Stanley Re-REMIC Trust
5.808% due 08/12/2045		138,837	149,985
5.808% due 08/15/2045		81,900	88,476

New York Mortgage Trust, Inc.
3.401% due 05/25/2036		37,756	31,340

Newgate Funding PLC
1.406% due 12/15/2050	GBP	62,246	97,345
1.773% due 12/15/2050	EUR	107,200	130,047

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Nomura Asset Acceptance Corp.
2.605% due 10/25/2035		$269	$	196
5.367% due 02/25/2036 (a)		1,299		812
5.820% due 03/25/2047		2,955		2,503
6.138% due 03/25/2047		2,715		2,309
7.000% due 02/19/2030		2,104		2,116

OBP Depositor LLC Trust
4.646% due 07/15/2045		62,000		62,997

Ocwen Residential MBS Corp.
7.000% due 10/25/2040		154		17

Opera Finance PLC
1.188% due 01/15/2015	EUR	14,050		16,369

Opteum Mortgage Acceptance Corp.
0.509% due 07/25/2035		$1,658		1,576

Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		23		26

Paine Webber CMO Trust
8.625% due 09/01/2018		2		2
1359.500% due 08/01/2019 (b)		0		1

Permanent Master Issuer PLC
0.383% due 10/15/2033		6,500		6,447
0.413% due 07/15/2033		10,000		9,825
0.870% due 10/15/2033	GBP	18,000		28,358

Prime Mortgage Trust
0.650% due 02/25/2019		$924		905
0.650% due 02/25/2034		7,527		6,931
5.000% due 02/25/2019		36		37

Provident Funding Mortgage Loan Trust
2.669% due 04/25/2034		8,874		8,872
2.742% due 10/25/2035		6,705		6,508

Prudential Securities Secured Financing Corp.
7.094% due 06/16/2031		41		41

Prudential-Bache CMO Trust
8.400% due 03/20/2021		5		5

RBSCF Trust
5.223% due 08/16/2048		48,438		50,442
5.305% due 01/16/2049		15,013		15,272
5.331% due 02/16/2044		21,173		22,199
5.336% due 05/16/2047		29,124		31,082
5.420% due 01/16/2049		28,804		30,678
5.467% due 09/16/2039		1,900		2,029
5.692% due 04/16/2049		26,300		28,413
5.695% due 09/16/2040		7,500		8,101
5.900% due 02/16/2051		42,211		45,790
6.013% due 12/16/2049		37,000		40,785
6.068% due 09/17/2039		2,600		2,852

Regal Trust IV
3.008% due 09/29/2031		778		744

Resecuritization Mortgage Trust
0.498% due 04/26/2021		1		1

Residential Accredit Loans, Inc.
0.430% due 06/25/2046		133,833		54,431
0.500% due 08/25/2037		11,124		7,522
0.550% due 08/25/2035		1,148		712
0.554% due 09/25/2046		467		66
0.580% due 03/25/2037		2,966		1,078
0.650% due 01/25/2033		58		56
0.900% due 07/25/2033		223		201
3.348% due 08/25/2035 (a)		1,923		1,115
5.681% due 09/25/2035		2,412		1,829
5.714% due 02/25/2036 (a)		2,457		1,334
6.000% due 06/25/2036		166		114

Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031		548		592

Residential Asset Securitization Trust
0.650% due 01/25/2046 (a)		27,997		12,971
0.700% due 12/25/2036 (a)		946		409

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.750% due 03/25/2035		$21,266	$	17,360
5.000% due 08/25/2019		7,794		7,798
5.500% due 07/25/2035		1,083		867
5.750% due 02/25/2036 (a)		2,014		1,531
6.250% due 10/25/2036 (a)		1,270		894

Residential Funding Mortgage Securities I
0.650% due 07/25/2018		247		234
3.249% due 09/25/2035		271		190
5.250% due 03/25/2034		86		87
5.273% due 06/25/2035		5,822		5,327
5.500% due 12/25/2034		1,600		1,507
6.000% due 06/25/2036		5,930		5,382
6.500% due 03/25/2032		449		468

Saecure BV
1.237% due 05/25/2036	EUR	418		590

Salomon Brothers Mortgage Securities VII, Inc.
0.750% due 05/25/2032		$134		110
2.827% due 12/25/2030		114		119
4.000% due 12/25/2018		175		180
4.865% due 03/18/2036		80		83
5.045% due 03/18/2036		40		40

Santa Barbara Savings & Loan Association
9.500% due 11/20/2018		145		165

Sears Mortgage Securities
12.000% due 02/25/2014		28		31

Securitized Asset Sales, Inc.
2.736% due 11/26/2023		110		108

Sequoia Mortgage Trust
0.454% due 07/20/2036		8,381		6,983
0.604% due 10/19/2026		470		415
0.604% due 07/20/2033		642		620
0.634% due 10/20/2027		407		379
0.914% due 06/20/2033		52		48
2.463% due 01/20/2047		6,934		5,636
2.811% due 04/20/2035		30,063		28,890
5.486% due 09/20/2046		15,675		13,533
5.615% due 01/20/2047		9,743		8,606

Sovereign Commercial Mortgage Securities Trust
5.825% due 07/22/2030		1,086		1,117

Structured Adjustable Rate Mortgage Loan Trust
0.470% due 05/25/2037		346		226
0.490% due 06/25/2035		1,008		860
1.712% due 01/25/2035		487		285
2.519% due 03/25/2034		2,570		2,630
2.564% due 06/25/2035		5,043		4,085
2.585% due 02/25/2034		3,865		3,744
2.588% due 05/25/2034		415		394
2.603% due 07/25/2034		987		919
2.604% due 01/25/2036		6,282		5,251
2.611% due 01/25/2035		491		415
2.630% due 08/25/2034		2,416		2,180
2.651% due 08/25/2035		124		100
2.652% due 04/25/2034		7,561		6,923
5.097% due 09/25/2036		4,100		2,429
5.157% due 05/25/2036		4,100		3,206
5.190% due 12/25/2034		270		259
5.205% due 09/25/2034		1,506		1,428
5.269% due 11/25/2035		1,696		1,140
5.412% due 07/25/2035		1,971		1,757
5.786% due 03/25/2036		2,523		1,926
5.950% due 02/25/2036		2,853		2,236
6.000% due 10/25/2037 (a)		2,085		1,020

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047		50		50
0.370% due 08/25/2036		21,280		13,951
0.380% due 03/25/2037		4,981		3,086
0.420% due 03/25/2037		1,236		303

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund  (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.440% due 06/25/2036	$1,632	$1,105
0.440% due 07/25/2046	48,753	30,395
0.460% due 04/25/2036	1,801	1,195
0.460% due 08/25/2036	4,508	2,872
0.460% due 05/25/2046	206	118
0.470% due 05/25/2036	62	37
0.470% due 05/25/2046	16,670	8,221
0.470% due 09/25/2047	300	130
0.480% due 05/25/2045	1,333	912
0.503% due 07/19/2035	3,020	2,734
0.509% due 05/25/2046	541	150
0.550% due 08/25/2036	1,100	288
0.560% due 12/25/2035	7,961	5,018
0.584% due 10/19/2034	1,052	977
0.604% due 03/19/2034	15	14
0.834% due 07/19/2034	36	34
0.914% due 09/19/2032	9,338	8,465
1.094% due 10/19/2033	1,088	981
4.430% due 05/25/2022	1,065	1,083
4.696% due 05/02/2030	1	1

Structured Asset Securities Corp.
0.300% due 05/25/2036	119	117
1.997% due 05/25/2032	334	287
2.264% due 07/25/2032	767	669
2.364% due 01/25/2032	1,828	1,596
2.530% due 01/25/2034	8,120	7,429
2.586% due 06/25/2033	7,383	7,265
2.679% due 02/25/2032	1,635	1,596
2.768% due 10/25/2035	904	743
5.250% due 12/25/2034	2,097	2,091
5.398% due 03/25/2033	5,074	5,042
5.750% due 02/25/2035	35,517	36,284
8.212% due 04/15/2027	50	50

Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024	35	35

TBW Mortgage-Backed Pass-Through Certificates
5.630% due 01/25/2037	1,543	889
5.970% due 09/25/2036	5,726	1,514
6.014% due 07/25/2037	3,006	1,733
6.500% due 07/25/2036	11,457	4,533

Thornburg Mortgage Securities Trust
0.350% due 03/25/2037	3,100	3,008
0.360% due 11/25/2046	1,473	1,454
0.370% due 10/25/2046	17,186	17,033
0.380% due 06/25/2037	2,360	2,334
0.950% due 12/25/2033	3,911	3,666
3.164% due 10/25/2043	1,252	1,183
5.652% due 09/25/2047	192,904	163,606

UBS Commercial Mortgage Trust
1.155% due 07/15/2024	113,962	110,036

Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	3,276	3,319

Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020	12,161	11,268
0.345% due 09/15/2021	17,028	16,881
0.428% due 06/15/2049	184,300	146,201
5.090% due 07/15/2042	82	85
5.118% due 07/15/2042	100	107
5.215% due 01/15/2041	450	481
5.308% due 11/15/2048	41,805	44,780
5.342% due 12/15/2043	194,250	201,149
5.416% due 01/15/2045	16,615	17,522
5.509% due 04/15/2047	58,608	60,633
5.678% due 05/15/2046	16,665	17,675
5.704% due 05/15/2043	50	51
5.739% due 05/15/2043	655	714
5.740% due 06/15/2049	365	386

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Mortgage Loan Trust LLC
5.119% due 08/20/2035	$21,836	$19,732
5.308% due 10/20/2035	3,754	3,581
5.881% due 03/20/2037	11,326	10,035

WaMu Mortgage Pass-Through Certificates
0.470% due 07/25/2046	448	70
0.480% due 04/25/2045	2,596	2,258
0.509% due 11/25/2045	5,549	4,711
0.520% due 12/25/2045	1,016	862
0.530% due 11/25/2045	4,060	3,269
0.540% due 10/25/2045	35,646	30,961
0.560% due 01/25/2045	2,619	2,221
0.570% due 01/25/2045	1,713	1,452
0.620% due 11/25/2034	2,635	2,010
0.660% due 11/25/2045	800	492
0.660% due 12/25/2045	758	437
0.700% due 11/25/2034	1,280	909
1.012% due 02/25/2047	52,174	33,690
1.012% due 03/25/2047	45,013	30,084
1.052% due 01/25/2047	21,862	13,245
1.072% due 04/25/2047	31,046	23,353
1.082% due 05/25/2047	30,838	21,744
1.122% due 12/25/2046	1,367	1,005
1.122% due 07/25/2047	1,169	750
1.132% due 12/25/2046	20,787	13,778
1.292% due 06/25/2046	38,307	29,110
1.312% due 02/25/2046	1,789	1,422
1.312% due 08/25/2046	401	264
1.512% due 11/25/2042	836	744
1.514% due 05/25/2041	36	34
1.712% due 06/25/2042	1,804	1,513
1.712% due 08/25/2042	177	161
1.812% due 11/25/2046	4,446	3,241
2.255% due 03/25/2033	52	50
2.568% due 03/25/2037	29,846	24,007
2.573% due 03/25/2034	2,284	2,291
2.589% due 12/25/2035	39,585	31,814
2.607% due 01/25/2033	450	438
2.669% due 12/25/2035	25,000	20,308
2.674% due 04/25/2035	14,786	13,030
2.695% due 05/25/2035	78,209	65,377
2.696% due 06/25/2033	9,496	9,116
2.725% due 10/25/2035	4,604	3,939
2.734% due 02/27/2034	2,063	2,120
2.759% due 08/25/2034	1,269	1,254
2.769% due 09/25/2035	37,876	31,639
2.780% due 09/25/2033	407	413
2.782% due 08/25/2035	13,366	12,286
2.984% due 05/25/2046	2,662	1,926
2.984% due 07/25/2046	2,341	1,803
2.984% due 08/25/2046	1,372	1,040
2.984% due 10/25/2046	29,218	21,868
2.984% due 12/25/2046	17,210	12,994
3.071% due 09/25/2046	1,894	1,553
3.648% due 02/25/2037	50,979	40,956
4.056% due 03/25/2037	101,624	87,803
4.868% due 12/25/2036	29,427	23,175
5.119% due 01/25/2037	13,169	10,339
5.254% due 12/25/2035	8,514	7,937
5.270% due 04/25/2037	8,994	6,559
5.398% due 12/25/2036	8,270	6,551
5.444% due 02/25/2037	24,895	17,875
5.504% due 08/25/2035	11,716	10,573
5.548% due 05/25/2037	21,682	17,752
5.695% due 02/25/2037	32,692	25,112
5.738% due 03/25/2037	50,834	46,882
5.739% due 08/25/2036	24,491	20,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.805% due 08/25/2036	$29,624	$24,726
5.846% due 09/25/2036	13,906	11,069
6.000% due 07/25/2034	1,198	1,279

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.082% due 04/25/2047	940	266
1.282% due 05/25/2046	9,976	5,910
6.268% due 07/25/2036	2,190	1,302

Washington Mutual MSC Mortgage Pass-Through Certificates
2.140% due 02/25/2031	3	3
2.359% due 02/25/2033	45	42
2.388% due 05/25/2033	231	218
2.586% due 06/25/2033	8,607	8,604
2.627% due 01/25/2035	893	868
6.500% due 06/25/2032	8	8

Wells Fargo Mortgage-Backed Securities Trust
0.750% due 07/25/2037	6,277	5,231
2.740% due 03/25/2036	5,740	4,451
2.742% due 12/25/2034	31,385	30,092
2.742% due 03/25/2035	6,918	6,252
2.747% due 01/25/2035	11,549	10,547
2.759% due 10/25/2035	5,700	5,333
2.762% due 11/25/2034	2,575	2,557
2.772% due 03/25/2036	191,460	171,222
2.775% due 04/25/2036	29,119	23,285
2.788% due 10/25/2035	2,238	2,080
2.790% due 07/25/2035	98,810	91,978
2.825% due 03/25/2036	9,299	8,303
2.833% due 05/25/2035	3,915	3,746
2.854% due 04/25/2036	103	99
2.865% due 10/25/2035	658	659
2.867% due 09/25/2034	735	739
2.867% due 12/25/2034	3,214	3,155
2.877% due 05/25/2035	6,966	6,458
2.883% due 09/25/2034	19,101	19,611
2.885% due 10/25/2035	26,989	25,152
2.888% due 10/25/2035	35,373	31,381
2.936% due 06/25/2035	4,107	4,127
4.500% due 11/25/2018	40	40
4.564% due 12/25/2033	7,768	7,892
4.609% due 01/25/2034	2,841	2,876
4.629% due 09/25/2033	883	903
4.694% due 12/25/2033	780	809
4.705% due 07/25/2034	118	123
4.910% due 01/25/2035	1,045	1,054
5.000% due 06/25/2033	2,249	2,187
5.000% due 03/25/2036	5,669	5,447
5.060% due 03/25/2036	58,744	57,000
5.206% due 10/25/2035	10,713	10,695
5.261% due 05/25/2035	18,248	17,972
5.413% due 03/25/2036	530	498
5.500% due 01/25/2036	12,486	12,288
5.629% due 04/25/2036	39,861	37,374
5.750% due 03/25/2036	15,780	15,593
5.750% due 02/25/2037	1,500	1,435
5.750% due 04/25/2037	12,497	11,438
5.795% due 09/25/2036	11,437	9,569
6.000% due 08/25/2036	11,123	11,109
6.000% due 03/25/2037	12,811	12,080
6.000% due 04/25/2037	4,500	4,260
6.000% due 07/25/2037	25,576	23,011
6.000% due 08/25/2037	33,870	32,245

Total Mortgage-Backed Securities (Cost $13,919,959)		14,488,091

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.5%

Access Group, Inc.
1.603% due 10/27/2025		$8,766	$8,861

Accredited Mortgage Loan Trust
4.980% due 10/25/2033		3,837	2,932

ACE Securities Corp.
0.300% due 12/25/2036		47	46
0.310% due 10/25/2036		28	9

AFC Home Equity Loan Trust
0.960% due 12/22/2027		7	5

Alzette European CLO S.A.
0.630% due 12/15/2020		9,404	9,064

Ameriquest Mortgage Securities, Inc.
0.450% due 05/25/2035		5,047	4,955
0.480% due 11/25/2035		275	255
1.110% due 10/25/2033		17	17
5.311% due 11/25/2035		5,094	5,277

AMMC CDO
0.536% due 05/03/2018		19,000	17,807

Amortizing Residential Collateral Trust
0.520% due 06/25/2032		304	263
0.830% due 07/25/2032		97	89
0.950% due 10/25/2031		139	125

Anthracite CDO I Ltd.
1.252% due 12/24/2037		5,000	4,646

Aquilae CLO PLC
1.469% due 01/17/2023	EUR	29,057	37,259

Argent Securities, Inc.
0.450% due 10/25/2035		$2,443	2,225

Armstrong Loan Funding Ltd.
0.854% due 08/01/2016		26,348	26,082
1.304% due 08/01/2016		11,153	10,885

Asset-Backed Funding Certificates
0.310% due 01/25/2037		21	21
0.560% due 01/25/2035		1,516	1,388
0.600% due 06/25/2034		2,756	2,256
0.680% due 12/25/2030		2,306	2,175

Asset-Backed Securities Corp. Home Equity
0.330% due 05/25/2037		3,268	2,748
0.524% due 09/25/2034		597	545
0.740% due 07/25/2035		3,750	3,676

BA Credit Card Trust
0.285% due 11/15/2013		19,860	19,856
0.955% due 12/15/2014		150	151

Bank One Issuance Trust
0.505% due 05/16/2016		500	500

Bear Stearns Asset-Backed Securities Trust
0.290% due 02/25/2037		1,418	1,391
0.300% due 11/25/2036		460	442
0.310% due 01/25/2037		548	515
0.320% due 12/25/2036		3,937	3,677
0.330% due 10/25/2036		61	59
0.340% due 06/25/2047		22	21
0.360% due 11/25/2036		1,121	766
0.400% due 01/25/2037		12,004	10,484
0.440% due 01/25/2047		219	208
0.650% due 10/27/2032		1,318	1,203
0.770% due 07/25/2035		3,284	3,144
0.890% due 12/25/2034		8	6
0.910% due 10/25/2032		4,243	3,813
1.250% due 10/25/2037		595	398
1.250% due 11/25/2042		543	485
3.159% due 06/25/2043		1,725	1,688
3.168% due 10/25/2036		328	240
3.419% due 07/25/2036		338	244

BNC Mortgage Loan Trust
0.350% due 05/25/2037		912	811

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Callidus Debt Partners Fund Ltd.
0.563% due 04/17/2020	$29,868	$28,050

Capital Auto Receivables Asset Trust
1.705% due 10/15/2012	14,627	14,673

Carrington Mortgage Loan Trust
0.300% due 01/25/2037	371	365
0.350% due 06/25/2037	2,385	2,171
0.370% due 02/25/2037	150	142
0.570% due 10/25/2035	1,324	1,249

Chase Funding Mortgage Loan Asset-Backed Certificates
0.890% due 08/25/2032	989	873
0.990% due 10/25/2032	391	339
4.499% due 11/25/2034	27	27

Chase Issuance Trust
1.810% due 09/15/2015	1,200	1,238
5.120% due 10/15/2014	100	106

Citibank Credit Card Issuance Trust
4.850% due 04/22/2015	125	134

Citibank Omni Master Trust
2.355% due 05/16/2016	127,595	129,558
3.005% due 08/15/2018	30,000	31,798
4.900% due 11/15/2018	125,000	133,664

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019	17,950	20,577

Citigroup Mortgage Loan Trust, Inc.
0.290% due 12/25/2036	32	31
0.310% due 05/25/2037	5,746	5,468
0.310% due 07/25/2045	6,853	5,682
0.320% due 05/25/2037	13,445	11,974
0.350% due 10/25/2036	102	102
5.764% due 01/25/2037	2,366	1,283

Clearwater Funding CBO
0.857% due 07/15/2013	9,418	8,963

Conseco Finance
0.705% due 05/15/2032	145	141

Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	198	208
6.681% due 12/01/2033	598	639
6.990% due 07/01/2031	781	802

Conseco Financial Corp.
6.240% due 12/01/2028	99	102
6.870% due 04/01/2030	639	671
7.140% due 01/15/2029	54	57

Countrywide Asset-Backed Certificates
0.300% due 07/25/2037	825	804
0.300% due 08/25/2037	12,160	11,823
0.300% due 05/25/2047	16	16
0.300% due 06/25/2047	673	666
0.320% due 06/25/2047	57	56
0.330% due 06/25/2037	383	381
0.330% due 10/25/2047	393	387
0.340% due 06/25/2037	334	326
0.430% due 09/25/2036	5,861	4,980
0.450% due 08/25/2034	1,581	1,469
0.590% due 12/25/2036	98	44
0.730% due 12/25/2031	217	121
0.990% due 05/25/2032	22	20
4.693% due 10/25/2035	18,303	16,674

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032	872	717
0.950% due 07/25/2032	54	43
0.990% due 08/25/2032	2,042	1,543
1.050% due 05/25/2043	2,000	1,727

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036		$407	$353
0.320% due 01/25/2037		44	16
0.370% due 07/25/2037		1,008	907
1.350% due 04/25/2032		402	344
4.831% due 08/25/2035		107	106
6.280% due 05/25/2035		1,842	1,730

Daimler Chrysler Auto Trust
1.740% due 09/10/2012		1,413	1,415

Delta Funding Home Equity Loan Trust
1.075% due 09/15/2029		210	174

Denver Arena Trust
6.940% due 11/15/2019		2,822	2,899

Discover Card Master Trust I
0.630% due 10/16/2013		400	400

Educational Services of America, Inc.
1.153% due 07/25/2023		67,648	67,698

EMC Mortgage Loan Trust
0.620% due 05/25/2040		76	62

Endurance CLO I Ltd.
0.763% due 02/15/2014		2,701	2,624

Equity One ABS, Inc.
0.810% due 11/25/2032		126	112

Fifth Third Auto Trust
4.810% due 01/15/2013		82	83

First Alliance Mortgage Loan Trust
1.014% due 03/20/2031		467	397

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036		648	643
0.310% due 10/25/2036		332	322
0.320% due 12/25/2036		747	735
0.340% due 07/25/2036		1,775	1,756
0.530% due 10/25/2035		7,491	7,320
0.620% due 12/25/2034		73	73

First NLC Trust
0.320% due 08/25/2037		2,008	1,325

FMAC Loan Receivables Trust
6.500% due 09/15/2020 (a)		12	8
7.900% due 04/15/2019		5	5

Ford Credit Auto Owner Trust
1.675% due 06/15/2012		12	13
3.960% due 04/15/2012		147	148
4.950% due 03/15/2013		25	26

Foxe Basin CLO Ltd.
1.210% due 12/15/2015		3,150	3,133

Fremont Home Loan Trust
0.310% due 01/25/2037		183	170
0.360% due 02/25/2036		89	88
0.580% due 01/25/2036		14,055	9,245

GE-WMC Mortgage Securities LLC
0.290% due 08/25/2036		14	5

Globaldrive BV
3.000% due 07/20/2015	EUR	13,907	19,762
4.000% due 10/20/2016		496	710

Greenpoint Manufactured Housing
7.270% due 06/15/2029		$547	471
8.300% due 10/15/2026		500	527

Grosvenor Place CLO BV
1.721% due 03/28/2023	EUR	127,000	166,018

GSAA Trust
0.550% due 03/25/2037		$5,238	3,041
0.550% due 05/25/2047		1,000	679

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
0.320% due 10/25/2036		$33	$32
0.320% due 12/25/2036		544	397
0.340% due 11/25/2035		676	109
0.590% due 01/25/2035		684	652
1.100% due 02/25/2047		103,318	80,685

GSPA Monetization Trust
6.422% due 10/09/2029		14,762	14,090

GSRPM Mortgage Loan Trust
0.950% due 01/25/2032		718	666

Gulf Stream—Sextant CLO Ltd.
0.542% due 08/21/2020		10,000	9,491

Harbourmaster CLO Ltd.
1.433% due 06/15/2020	EUR	17,332	23,285

Harley-Davidson Motorcycle Trust
5.120% due 08/15/2013		$21	21

Home Equity Asset Trust
0.310% due 05/25/2037		5,275	5,149
0.850% due 11/25/2032		154	118

HSBC Asset Loan Obligation
0.310% due 12/25/2036		545	532

HSBC Home Equity Loan Trust
0.404% due 03/20/2036		7,139	6,729
0.524% due 01/20/2035		2,233	2,067
0.544% due 01/20/2034		30,531	28,031

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036		827	648
0.300% due 12/25/2036		2,934	2,896
0.310% due 05/25/2037		42	41

Illinois Student Assistance Commission
0.783% due 04/25/2017		2,210	2,212

IMC Home Equity Loan Trust
5.800% due 07/25/2026		63	59
7.310% due 11/20/2028		27	27
7.500% due 04/25/2026		4	4
7.520% due 08/20/2028		23	24

IXIS Real Estate Capital Trust
0.590% due 02/25/2036		621	556

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036		1,269	1,236
0.310% due 03/25/2047		2,835	2,395
0.330% due 08/25/2036		497	158
0.330% due 03/25/2037		55	52
0.340% due 10/25/2036		118	115
0.440% due 05/25/2035		650	597

L.A. Arena Funding LLC
7.656% due 12/15/2026		211	221

LCM LP
0.539% due 03/21/2019		17,300	16,420

Lehman ABS Mortgage Loan Trust
0.340% due 06/25/2037		6,877	2,888

Lightpoint CLO Ltd.
1.313% due 02/15/2014		12,300	12,079

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		5,146	4,306

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	135,311	192,324

Massachusetts Educational Financing Authority
1.253% due 04/25/2038		$3,412	3,396

MASTR Asset-Backed Securities Trust
0.300% due 01/25/2037		164	56
0.330% due 05/25/2037		453	433
0.550% due 05/25/2037		34,748	31,329

MASTR Specialized Loan Trust
0.650% due 07/25/2034		948	895

Merrill Lynch First Franklin Mortgage Loan Trust
0.310% due 07/25/2037		880	876

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.320% due 07/25/2037		$1,137	$1,125
0.370% due 02/25/2037		2,298	1,361

Mesa Trust Asset-Backed Certificates
1.050% due 12/25/2031		1,555	1,138

Mid-State Trust
6.005% due 08/15/2037		12	12
6.340% due 10/15/2036		18,744	17,837
7.340% due 07/01/2035		1,038	1,086
7.791% due 03/15/2038		3,630	3,503
8.330% due 04/01/2030		11,635	12,025

Morgan Stanley ABS Capital I
0.300% due 07/25/2036		399	139
0.310% due 05/25/2037		6,945	5,950
0.350% due 11/25/2036		4,909	3,682
1.050% due 07/25/2037		12,755	11,666
1.250% due 03/25/2033		2,384	2,158

Morgan Stanley Home Equity Loan Trust
0.300% due 12/25/2036		2,661	2,597

Morgan Stanley IXIS Real Estate Capital Trust
0.300% due 11/25/2036		6	5
0.360% due 11/25/2036		199	80

Morgan Stanley Mortgage Loan Trust
0.320% due 01/25/2047		22	20
0.480% due 02/25/2037		1,379	648
0.610% due 04/25/2037		6,073	2,988
5.726% due 10/25/2036		2,557	1,522
5.750% due 11/25/2036		2,825	1,512
5.750% due 04/25/2037		1,724	1,281
6.000% due 07/25/2047		1,893	1,439

Mountain Capital CLO Ltd.
0.728% due 02/15/2016		45,715	43,116

MPC Natural Gas Funding Trust
6.200% due 03/15/2013		1,077	1,061

Nationstar Home Equity Loan Trust
0.370% due 04/25/2037		384	375

Navigator CDO Ltd.
1.163% due 11/15/2015		3,759	3,610

Nelnet Student Loan Trust
1.003% due 07/25/2018		9,322	9,365
1.233% due 10/25/2019		5,000	5,096

New Century Home Equity Loan Trust
0.509% due 06/25/2035		810	782
0.520% due 09/25/2035		11,663	11,219

Nissan Auto Receivables Owner Trust
4.280% due 06/16/2014		32	32

Novastar Home Equity Loan
0.960% due 12/25/2033		1,612	1,481

NYLIM Flatiron CLO Ltd.
0.532% due 08/08/2020		10,750	10,008

Olympic CLO Ltd.
0.743% due 05/15/2016		622	609

Option One Mortgage Loan Trust
0.310% due 07/25/2037		42	40
0.340% due 04/25/2037		753	741

Pacifica CDO Ltd.
0.663% due 02/15/2017		91,692	89,040

Park Place Securities, Inc.
0.509% due 09/25/2035		247	224
0.562% due 10/25/2034		147	146
0.900% due 10/25/2034		10,700	8,378

Penta CLO S.A.
1.478% due 06/04/2024	EUR	58,970	75,448

Popular ABS Mortgage Pass-Through Trust
0.340% due 01/25/2037		$332	331
0.340% due 06/25/2047		15,586	14,135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Primus CLO Ltd.
0.536% due 07/15/2021		$478	$430

Renaissance Home Equity Loan Trust
0.610% due 11/25/2034		395	333
0.750% due 12/25/2033		355	306
0.950% due 08/25/2032		104	87
5.565% due 02/25/2036		15	14

Residential Asset Mortgage Products, Inc.
0.650% due 06/25/2047		1,700	823
5.072% due 04/25/2034		3,932	3,808

Residential Asset Securities Corp.
0.320% due 02/25/2037		5	5
0.360% due 04/25/2037		41	41
0.750% due 07/25/2032 (a)		6	3

Residential Mortgage Loan Trust
1.812% due 09/25/2029		12	11

RMF Euro CDO S.A.
1.734% due 09/11/2022	EUR	17,403	22,752

SACO I, Inc.
0.310% due 05/25/2036		$2,300	2,072
0.460% due 03/25/2036		172	62
0.750% due 12/25/2035		167	58

Salomon Brothers Mortgage Securities VII, Inc.
0.810% due 09/25/2028		1,161	1,032

Saxon Asset Securities Trust
0.770% due 08/25/2032		89	88

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037		50	48
0.310% due 12/25/2036		365	132
0.380% due 05/25/2037		1,750	1,396

Security National Mortgage Loan Trust
0.540% due 10/25/2036		1,639	1,638
5.910% due 04/25/2037		696	693

SLC Student Loan Trust
1.210% due 06/15/2021		4,300	4,326

SLM Student Loan Trust
0.303% due 07/25/2017		9,128	9,063
0.393% due 10/25/2022		2,700	2,678
0.413% due 04/25/2017		586	585
0.453% due 01/25/2017		3	3
0.633% due 01/25/2022		12,000	11,599
0.703% due 10/27/2014		154	154
0.803% due 10/27/2014		13	13
0.803% due 10/25/2017		32,500	32,472
0.853% due 10/25/2017		150	150
0.953% due 04/25/2019		700	703
1.053% due 01/25/2019		40,000	40,492
1.203% due 07/25/2023		700	706
1.403% due 10/25/2016		1,746	1,767
1.403% due 07/25/2023		5,000	5,073
1.510% due 12/15/2033		30,800	31,339
1.603% due 01/25/2018		1,490	1,533
1.803% due 04/25/2023		1,084,108	1,120,389
2.003% due 07/25/2023		2,100	2,200
2.175% due 08/15/2016		32,154	32,162
2.905% due 12/16/2019		42,483	43,533
3.500% due 08/17/2043		9,440	9,403
4.500% due 11/16/2043		13,239	12,869
6.255% due 07/15/2042		156,126	150,884

Soundview Home Equity Loan Trust
0.310% due 11/25/2036		1,488	532
0.330% due 06/25/2037		1,016	889
0.550% due 11/25/2035		14	13

South Carolina Student Loan Corp.
0.860% due 03/01/2018		2,545	2,505
1.060% due 03/02/2020		700	696
1.310% due 09/03/2024		600	595

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance
0.310% due 01/25/2038		$1,373	$1,227
0.350% due 11/25/2037		2,491	1,828
0.930% due 01/25/2034		23	19

Stony Hill CDO III Ltd.
0.755% due 10/15/2013		4,282	4,155

Structured Asset Investment Loan Trust
0.300% due 07/25/2036		31	31
0.950% due 04/25/2033		2,194	1,904

Structured Asset Securities Corp.
0.300% due 09/25/2036		2	2
0.300% due 10/25/2036		34	34
0.330% due 01/25/2037		4,422	4,345
0.350% due 01/25/2037		127	95
0.400% due 05/25/2037		1,528	1,446
0.460% due 09/25/2035		1,840	1,798
0.540% due 01/25/2033		5,031	4,631
0.550% due 06/25/2035		5,414	3,796
0.650% due 05/25/2034		19	17
1.750% due 04/25/2035		22,028	16,994
4.910% due 06/25/2033		76	71

Symphony CLO Ltd.
0.553% due 05/15/2019		82,500	75,829

Truman Capital Mortgage Loan Trust
0.590% due 01/25/2034		16	16

WaMu Asset-Backed Certificates
0.300% due 01/25/2037		2,143	2,051

Wells Fargo Home Equity Trust
0.500% due 12/25/2035		4,852	4,818

Whitney CLO Ltd.
0.600% due 03/01/2017		4,739	4,566

WMC Mortgage Loan Pass-Through Certificates
0.935% due 05/15/2030		1,920	1,806

Wood Street CLO BV
1.763% due 03/29/2021	EUR	48,703	63,676

Total Asset-Backed Securities (Cost $3,431,314)			3,479,761

SOVEREIGN ISSUES 7.0%

1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015		$34,300	35,801

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	46,200	62,823
5.500% due 07/12/2020		$3,200	3,272

Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		4,220	4,431

Brazil Government International Bond
5.625% due 01/07/2041		14,000	13,825
7.125% due 01/20/2037		120	142

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	6,865,784	4,139,875
10.000% due 01/01/2013		190,000	111,586
10.000% due 01/01/2014		134,000	76,679
10.000% due 01/01/2017		2,055,854	1,116,856

Canada Government International Bond
1.500% due 12/01/2012	CAD	150,000	154,185
1.750% due 03/01/2013		845,054	870,571
2.000% due 12/01/2014		1,419,700	1,443,353
2.000% due 06/01/2016		166,000	165,004
2.500% due 09/01/2013		567,300	592,040
2.500% due 06/01/2015		183,100	188,543
3.000% due 12/01/2015		142,300	148,899
3.750% due 09/01/2011		1,250	1,303
4.500% due 06/01/2015		212,600	236,256

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Canada Housing Trust No. 1
2.750% due 12/15/2015	CAD	290,200	$	297,366
3.350% due 12/15/2020		126,100		126,358
3.750% due 03/15/2020		35,000		36,479
3.950% due 12/15/2011		60,000		63,044
4.000% due 06/15/2012		375,000		397,996
4.550% due 12/15/2012		428,600		462,290
4.800% due 06/15/2012		448,500		480,370

Chile Government International Bond
5.500% due 01/15/2013		$50		54

China Development Bank Corp.
5.000% due 10/15/2015		24,200		26,171

China Government International Bond
4.750% due 10/29/2013		50		54

Colombia Government International Bond
7.375% due 01/27/2017		2,000		2,370
8.125% due 05/21/2024		10		13
8.250% due 12/22/2014		10,010		11,962

Export-Import Bank of China
4.875% due 07/21/2015		28,300		30,469

Export-Import Bank of Korea
0.523% due 10/04/2011		88,600		88,651
4.000% due 01/29/2021		86,100		78,727
4.125% due 09/09/2015		19,200		19,720
5.125% due 06/29/2020		110,100		111,343
5.875% due 01/14/2015		27,060		29,654
8.125% due 01/21/2014		32,000		36,694

Hydro Quebec
1.085% due 09/29/2049		5,600		4,351
8.400% due 01/15/2022		150		203

Indonesia Government International Bond
6.750% due 03/10/2014		5,000		5,525
7.250% due 04/20/2015		37		43
7.500% due 01/15/2016		9,080		10,531

Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	388,900		549,754

International Bank for Reconstruction and Development
7.625% due 01/19/2023		$10		13

Israel Government International Bond
5.500% due 11/09/2016		57		63

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021	EUR	50,884		68,831

Korea Development Bank
0.592% due 11/22/2012		$9,900		9,713
4.000% due 09/09/2016		20,000		20,233
4.375% due 08/10/2015		5,000		5,190
5.750% due 09/10/2013		200		216
8.000% due 01/23/2014		41,900		47,813

Korea Expressway Corp.
5.125% due 05/20/2015		100		105

Korea Finance Corp.
3.250% due 09/20/2016		21,600		20,957

Korea Government Bond
4.875% due 09/22/2014		103		110
5.750% due 04/16/2014		10,000		10,899

Korea Housing Finance Corp.
4.125% due 12/15/2015		5,300		5,395
4.125% due 12/15/2015 (l)		88,200		90,142

Malaysia Government International Bond
7.500% due 07/15/2011		100		102

Mexico Government International Bond
4.250% due 07/14/2017	EUR	48,600		69,014
5.875% due 02/17/2014		$2,775		3,068
5.950% due 03/19/2019		90,526		101,344
6.000% due 06/18/2015	MXN	2,213,000		181,117
6.050% due 01/11/2040		$145,400		150,489

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.750% due 09/27/2034		$317	$	359
7.500% due 04/08/2033		5,650		6,947
8.500% due 06/23/2011	MXN	5,855,000		497,070
9.500% due 12/18/2014		363,600		33,525

New Zealand Government Bond
6.000% due 11/15/2011	NZD	820		639

Panama Government International Bond
6.700% due 01/26/2036		$18,062		20,365
7.250% due 03/15/2015		34,700		40,512
9.375% due 04/01/2029		15,000		21,225

Poland Government International Bond
5.000% due 10/19/2015		100		106
6.250% due 07/03/2012		47		50
6.375% due 07/15/2019		36		40

Province of British Columbia Canada
3.700% due 12/18/2020	CAD	10,000		10,074

Province of Ontario Canada
1.875% due 11/19/2012		$110		112
1.875% due 09/15/2015		72,800		71,358
3.150% due 09/08/2015	CAD	87,000		90,466
4.000% due 10/07/2019		$255		259
4.200% due 03/08/2018	CAD	35,400		37,874
4.200% due 06/02/2020		223,800		234,272
4.300% due 03/08/2017		152,800		165,594
4.400% due 06/02/2019		118,175		126,580
4.600% due 06/02/2039		122,060		127,105
4.650% due 06/02/2041		32,000		33,669
4.700% due 06/02/2037		48,400		51,013
5.450% due 04/27/2016		$800		904
5.500% due 06/02/2018	CAD	71,000		81,626
5.600% due 06/02/2035		25,000		29,714
5.850% due 03/08/2033		165,000		200,894
6.200% due 06/02/2031		5,000		6,296
6.500% due 03/08/2029		26,200		33,715
7.600% due 06/02/2027		20,000		28,185

Province of Quebec Canada
4.500% due 12/01/2016		20,700		22,670
4.500% due 12/01/2019		64,700		69,414
4.500% due 12/01/2020		779,800		829,358
4.600% due 05/26/2015		$300		329
4.625% due 05/14/2018		1,000		1,075
7.500% due 09/15/2029		210		282

Qatar Government International Bond
4.000% due 01/20/2015		85,000		88,188
5.150% due 04/09/2014		9,100		9,782
5.250% due 01/20/2020		85,000		88,655
6.400% due 01/20/2040		110,000		116,325

Russia Government International Bond
3.625% due 04/29/2015		36,700		37,296
7.500% due 03/31/2030		95,922		112,049

Societe Financement de l’Economie Francaise
0.503% due 07/16/2012		1,000		1,004
2.125% due 05/20/2012	EUR	100		143

South Africa Government International Bond
5.875% due 05/30/2022		$100		108
6.500% due 06/02/2014		27,000		30,308
6.875% due 05/27/2019		5,000		5,831

Turkey Government International Bond
7.000% due 09/26/2016		50,000		56,875

Total Sovereign Issues (Cost $15,467,225)				16,440,690

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032		$8,212,560	$56,872
6.250% due 07/15/2033		475,440	3,292

Total Convertible Preferred Securities (Cost $27,150)			60,164

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Citigroup Capital XIII
7.875% due 07/15/2033		980,000	26,852

Citigroup, Inc.
6.150% due 07/15/2033		1,974,000	22,723

SLM Corp.
3.496% due 07/15/2033		4,700	100

Total Preferred Securities (Cost $51,157)			49,675

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 32.8%

CERTIFICATES OF DEPOSIT 0.6%

Banco Bradesco S.A.
1.955% due 01/24/2013		$175,300	176,510

Banco Do Brasil S.A.
0.000% due 06/27/2011		439,000	438,678

Bank of Nova Scotia
0.562% due 08/09/2012		47,700	47,700

Barclays Bank PLC
1.409% due 12/16/2011		163,000	163,013

BNP Paribas
0.660% due 03/02/2012		100,000	100,119

Itau Unibanco S.A.
0.000% due 06/27/2011	EUR	50,000	70,673
1.320% due 06/27/2011		50,000	49,859
1.350% due 07/19/2011		100,000	99,616
1.450% due 12/05/2011		207,700	205,511

			1,351,679

COMMERCIAL PAPER 4.0%

BMW U.S. Capital LLC
0.470% due 04/26/2011		$27,000	26,991
0.480% due 04/26/2011		200,000	199,933

Comcast Corp.
0.480% due 04/25/2011		164,900	164,847

DaimlerFinance North America LLC
0.440% due 05/17/2011		39,300	39,278

Dominion Resources, Inc.
0.360% due 04/04/2011		80,000	79,998

Kells Funding LLC
0.230% due 04/15/2011		76,200	76,193
0.230% due 04/18/2011		400,000	399,957
0.238% due 05/02/2011		23,500	23,495
0.248% due 05/03/2011		9,673	9,671
0.248% due 05/06/2011		6,100	6,099
0.248% due 05/09/2011		3,600	3,599
0.248% due 05/11/2011		9,700	9,697
0.248% due 05/12/2011		9,800	9,797
0.250% due 05/17/2011		2,700	2,699
0.268% due 06/10/2011		13,815	13,808
0.270% due 04/04/2011		69,600	69,598
0.270% due 06/28/2011		250,000	249,828
0.270% due 06/29/2011		200,000	199,860
0.270% due 06/30/2011		50,000	49,964
0.278% due 06/10/2011		2,900	2,899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.280% due 06/10/2011	$131,200	$131,132
0.280% due 06/29/2011	60,000	59,958
0.280% due 07/08/2011	127,000	126,898
0.280% due 07/13/2011	4,000	3,997
0.280% due 07/18/2011	12,500	12,488
0.280% due 07/19/2011	75,000	74,930
0.284% due 07/18/2011	108,000	107,900
0.290% due 04/21/2011	336,800	336,746
0.290% due 04/27/2011	80,000	79,983
0.290% due 06/09/2011	120,000	119,939
0.290% due 07/06/2011	200,000	199,844
0.290% due 07/07/2011	200,000	199,842
0.290% due 07/08/2011	125,000	124,900
0.290% due 07/19/2011	75,000	74,930
0.300% due 04/27/2011	167,000	166,964
0.300% due 07/07/2011	66,300	66,247
0.300% due 07/19/2011	106,800	106,700
0.304% due 04/15/2011	146,000	145,983
0.308% due 05/03/2011	119,510	119,477
0.308% due 05/05/2011	157,600	157,554
0.308% due 05/06/2011	169,900	169,849
0.310% due 05/12/2011	150,400	150,347
0.310% due 08/03/2011	150,000	149,831
0.320% due 04/18/2011	8,000	7,999
0.320% due 05/26/2011	100,000	99,951
0.320% due 08/01/2011	17,200	17,181
0.320% due 08/02/2011	16,600	16,581
0.330% due 05/03/2011	148,490	148,446
0.330% due 05/04/2011	300,000	299,909
0.330% due 05/05/2011	144,100	144,055
0.330% due 05/06/2011	8,000	7,997
0.330% due 05/09/2011	44,400	44,385
0.330% due 05/11/2011	196,500	196,428
0.330% due 08/16/2011	57,200	57,126
0.340% due 05/06/2011	16,800	16,794
0.350% due 05/02/2011	100,000	99,970
0.350% due 05/24/2011	250,000	249,871
0.355% due 05/10/2011	200,000	199,924
0.355% due 06/06/2011	275,000	274,868
0.360% due 05/20/2011	100,000	99,951
0.360% due 09/07/2011	208,400	208,067
0.366% due 09/07/2011	50,000	49,920
0.376% due 05/19/2011	500,000	499,753

Nissan Motor Acceptance Corp.
0.600% due 06/22/2011	150,000	149,867

Straight-A Funding LLC
0.170% due 04/04/2011	40,000	39,999
0.178% due 04/11/2011	6,100	6,100
0.178% due 04/13/2011	3,300	3,300
0.190% due 04/12/2011	10,000	9,999
0.208% due 05/05/2011	2,500	2,500
0.208% due 05/09/2011	9,300	9,298
0.208% due 05/11/2011	1,700	1,700
0.230% due 05/09/2011	12,100	12,097
0.238% due 06/02/2011	300	300
0.240% due 04/13/2011	100,000	99,992
0.240% due 05/04/2011	97,800	97,778
0.240% due 06/01/2011	25,017	25,006
0.240% due 06/02/2011	34,400	34,384
0.240% due 06/06/2011	26,000	25,987
0.240% due 06/09/2011	124,500	124,433
0.245% due 04/18/2011	40,000	39,995
0.250% due 05/02/2011	139,046	139,016
0.250% due 05/03/2011	293,320	293,255
0.250% due 05/04/2011	89,201	89,181
0.250% due 05/05/2011	23,000	22,995
0.250% due 05/09/2011	78,300	78,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 05/11/2011	$105,406	$105,377
0.250% due 05/16/2011	11,000	10,997
0.250% due 05/18/2011	96,432	96,401
0.250% due 06/01/2011	31,300	31,286
0.250% due 06/03/2011	49,300	49,277
0.250% due 06/06/2011	131,300	131,234
0.250% due 06/07/2011	6,219	6,216
0.254% due 05/02/2011	122,000	121,974
0.254% due 05/17/2011	32,294	32,284

United Healthcare Co.
0.340% due 04/01/2011	50,000	50,000

Virginia Electric and Power Co.
0.360% due 04/05/2011	65,000	64,997

Vodafone Group PLC
0.830% due 01/13/2012	42,300	42,074

Weatherford International Oil Field Services Ltd.
0.850% due 04/28/2011	40,000	39,974

		9,351,378

REPURCHASE AGREEMENTS 9.1%

Banc of America Securities LLC
0.100% due 04/01/2011	100,000	100,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.750% due 02/15/2019 valued at $102,277. Repurchase proceeds are $100,000.)
0.140% due 04/01/2011	483,150	483,150
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 3.500% due 02/15/2039 valued at $360,067. Repurchase proceeds are $483,152.)
0.140% due 04/01/2011	1,535,400	1,535,400
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.625%- 2.875% due 01/31/2013 – 03/31/2018 valued at $1,196,447. Repurchase proceeds are $1,535,406.)

Barclays Capital, Inc.
0.020% due 04/01/2011	1,000,000	1,000,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,023,722. Repurchase proceeds are $1,000,001.)
0.020% due 04/01/2011	450,000	450,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $458,028. Repurchase proceeds are $450,000.)
0.100% due 04/04/2011	250,000	250,000

(Dated 03/28/2011. Collateralized by Fannie Mae 4.500%-5.500% due 06/01/2039 – 09/01/2039 valued at $187,058 and Ginnie Mae 4.000%- 5.500% due 06/20/2038 – 10/15/2040 valued at $71,210. Repurchase proceeds are $250,001.)

0.130% due 04/01/2011	233,700	233,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $11,645 and U.S. Treasury Notes 0.375% due 09/30/2012 valued at $226,922. Repurchase proceeds are $233,701.)

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.130% due 04/06/2011	$750,000	$750,000

(Dated 03/22/2011. Collateralized by Fannie Mae 4.000%-4.500% due 01/01/2025-03/01/2041 valued at $247,970 and Ginnie Mae 4.500%- 5.500% due 09/15/2039-03/20/2041 valued at $524,536. Repurchase proceeds are $750,003.)

0.130% due 04/15/2011	320,000	320,000

(Dated 03/15/2011. Collateralized by Fannie Mae 2.750%-6.000% due 05/15/2011-03/13/2014 valued at $105,730; Federal Home Loan Bank 0.370%-4.600% due 12/29/2011- 06/01/2022 valued at $168,492; and Freddie Mac 0.090% due 01/25/2012 valued at $52,244. Repurchase proceeds are $320,001.)

0.140% due 04/15/2011	150,000	150,000
(Dated 03/16/2011. Collateralized by Fannie Mae 5.000% due 09/01/2040 valued at $68,802 and Ginnie Mae 4.500% due 02/15/2039 valued at $84,888. Repurchase proceeds are $150,001.)
0.140% due 04/15/2011	500,000	500,000

(Dated 03/17/2011. Collateralized by Fannie Mae 4.000% due 01/01/2026 valued at $61,889; Freddie Mac 5.000%-6.000% due 04/01/2036- 01/01/2041 valued at $93,559; and Ginnie Mae 4.500%-5.000% due 06/20/2040-09/20/2040 valued at $357,366. Repurchase proceeds are $500,002.)

0.140% due 04/20/2011	1,000,000	1,000,000

(Dated 03/21/2011. Collateralized by Fannie Mae 3.650% due 12/08/2020 valued at $242,294; Federal Home Loan Bank 0.240% due 10/12/2012 valued at $153,221; and Freddie Mac 0.090%-6.000% due 01/25/2012- 04/16/2037 valued at $623,411. Repurchase proceeds are $1,000,004.)

0.150% due 04/04/2011	100	100
(Dated 04/01/2011. Collateralized by Fannie Mae 4.000% due 04/01/2041 valued at $103. Repurchase proceeds are $100.)
0.150% due 04/13/2011	750,000	750,000

(Dated 03/10/2011. Collateralized by Fannie Mae 4.000%-5.000% due 02/01/2026-01/01/2041 valued at $462,697 and Ginnie Mae 5.000%- 5.500% due 09/15/2039-07/15/2040 valued at $309,514. Repurchase proceeds are $750,003.)

0.150% due 04/15/2011	300,000	300,000
(Dated 03/15/2011. Collateralized by Fannie Mae 4.000%-5.000% due 02/01/2026-03/01/2041 valued at $208,955 and Ginnie Mae 4.500% due 07/15/2040 valued at $99,046. Repurchase proceeds are $300,001.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.150% due 04/20/2011	$1,000,000	$1,000,000

(Dated 03/21/2011. Collateralized by Fannie Mae 3.500%-5.500% due 07/01/2024-01/01/2041 valued at $439,857; Freddie Mac 4.000%- 6.000% due 05/01/2024-01/01/2041 valued at $246,411; and Ginnie Mae 4.500%-5.500% due 02/15/2039- 03/20/2041 valued at $342,065. Repurchase proceeds are $1,000,004.)

0.150% due 04/21/2011	250,000	250,000
(Dated 03/22/2011. Collateralized by Fannie Mae 4.000%-5.000% due 09/01/2025-11/01/2040 valued at $225,145 and Ginnie Mae 4.500% due 08/20/2040 valued at $31,900. Repurchase proceeds are $250,001.)
0.170% due 04/11/2011	400,000	400,000

(Dated 03/21/2011. Collateralized by Fannie Mae 4.000%-5.500% due 04/01/2025-01/01/2040 valued at $221,515; Freddie Mac 3.500%- 5.000% due 01/01/2025-01/01/2039 valued at $117,230; and Ginnie Mae 4.500%-5.000% due 06/20/2040- 01/20/2041 valued at $73,127. Repurchase proceeds are $400,002.)

BNP Paribas Securities Corp.
0.120% due 04/01/2011	754,100	754,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 1.750%-3.875% due 01/15/2025-02/15/2041 valued at $774,022. Repurchase proceeds are $754,103.)
0.130% due 04/01/2011	632,700	632,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.125%-3.875% due 04/15/2029-02/15/2040 valued at $645,620. Repurchase proceeds are $632,702.)
0.140% due 04/04/2011	11,700	11,700
(Dated 04/01/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.125%-3.875% due 04/15/2029-02/15/2040 valued at $12,034. Repurchase proceeds are $11,700.)
0.140% due 04/15/2011	250,000	250,000
(Dated 03/16/2011. Collateralized by Fannie Mae 4.500% due 02/01/2040 valued at $201,551 and Freddie Mac 4.500% due 12/01/2040 valued at $54,258. Repurchase proceeds are $250,001.)

Citigroup Global Markets, Inc.
0.120% due 04/07/2011	250,000	250,000
(Dated 03/24/2011. Collateralized by Freddie Mac 3.350% due 11/17/2020 valued at $254,130. Repurchase proceeds are $250,001.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.130% due 04/01/2011	$55,700	$55,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.625% due 07/31/2012 valued at $56,816. Repurchase proceeds are $55,700.)
0.140% due 04/01/2011	49,600	49,600
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $50,652. Repurchase proceeds are $49,600.)
0.150% due 04/01/2011	11,600	11,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $11,836. Repurchase proceeds are $11,600.)

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	117,850	117,850
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875%-3.625% due 04/30/2011- 08/15/2019 valued $120,319. Repurchase proceeds are $117,850.)
0.110% due 04/07/2011	500,000	500,000
(Dated 03/24/2011. Collateralized by U.S. Treasury Notes 3.125%-3.750% due 08/31/2013-11/15/2018 valued at $508,540. Repurchase proceeds are $500,002.)
0.120% due 04/05/2011	500,000	500,000
(Dated 03/22/2011. Collateralized by U.S. Treasury Notes 2.750%-4.500% due 11/30/2011-02/15/2019 valued at $508,705. Repurchase proceeds are $500,002.)
0.120% due 04/15/2011	500,000	500,000
(Dated 03/16/2011. Collateralized by U.S. Treasury Notes 3.750% due 11/15/2018 valued at $503,931. Repurchase proceeds are $500,002.)
0.130% due 04/01/2011	274,800	274,800
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $280,458. Repurchase proceeds are $274,801.)
0.130% due 04/11/2011	1,000,000	1,000,000
(Dated 03/15/2011. Collateralized by U.S. Treasury Notes 3.875% due 02/15/2013 valued at $1,017,975. Repurchase proceeds are $1,000,004.)
0.140% due 04/01/2011	715,400	715,400
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375%-2.625% due 04/30/2016-05/15/2013 valued at $730,474.Repurchase proceeds are $715,403.)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	181,100	181,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 03/31/2013 valued at $184,672. Repurchase proceeds are $181,101.)

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

J.P. Morgan Securities, Inc.
0.130% due 04/01/2011	$500,000	$500,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 6.250% due 05/15/2030 valued at $385,377. Repurchase proceeds are $500,002.)
0.130% due 04/01/2011	18,700	18,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $19,053. Repurchase proceeds are $18,700.)
0.130% due 04/05/2011	500,000	500,000
(Dated 03/22/2011. Collateralized by Fannie Mae 6.625% due 11/15/2030 valued at $10,271 and Freddie Mac 1.200% due 09/03/2013 valued at $500,252. Repurchase proceeds are $500,002.)
0.140% due 04/01/2011	513,700	513,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 5.000% due 05/15/2037 valued at $458,373 and U.S. Treasury Notes 2.875% due 03/31/2018 valued at $67,672. Repurchase proceeds are $513,702.)
0.140% due 04/04/2011	531,400	531,400
(Dated 04/01/2011. Collateralized by U.S. Treasury Bonds 8.000% due 11/15/2021 valued at $245,484 and U.S. Treasury Notes 3.625% due 02/15/2020 valued at $297,684. Repurchase proceeds are $531,402.)
0.150% due 04/01/2011	68,700	68,700
(Dated 03/31/2011. Collateralized by Fannie Mae 2.000% due 01/09/2012 valued at $67,818 and Freddie Mac 1.625% due 04/26/2011 valued at $2,655. Repurchase proceeds are $68,700.)
0.150% due 04/04/2011	106,700	106,700
(Dated 04/01/2011. Collateralized by Fannie Mae 2.000% due 01/09/2012 valued at $108,856. Repurchase proceeds are $106,700.)

Morgan Stanley & Co., Inc.
0.120% due 04/04/2011	250,000	250,000
(Dated 03/21/2011. Collateralized by U.S. Treasury Notes 1.250% due 09/30/2015 valued at $251,168. Repurchase proceeds are $250,001.)
0.130% due 04/01/2011	250,000	250,000
(Dated 03/25/2011. Collateralized by Fannie Mae 5.000% - 5.500% due 06/01/2036 - 07/01/2040 valued at $260,188. Repurchase proceeds are $250,001.)
0.130% due 04/01/2011	41,900	41,900
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.750% due 07/31/2015 valued at $42,825. Repurchase proceeds are $41,900.)
0.130% due 04/05/2011	500,000	500,000
(Dated 03/15/2011. Collateralized by U.S. Treasury Notes 0.500% - 3.500% due 11/15/2013 - 05/15/2020 valued at $504,300. Repurchase proceeds are $500,002.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.140% due 04/01/2011	$227,100	$227,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% - 1.250% due 05/31/2012 - 09/30/2015 valued at $231,872. Repurchase proceeds are $227,101.)
0.140% due 04/04/2011	2,100	2,100
(Dated 04/01/2011. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $2,142. Repurchase proceeds are $2,100.)
0.140% due 04/11/2011	1,000,000	1,000,000

(Dated 03/21/2011. Collateralized by Fannie Mae 3.500% - 6.000% due 02/01/2038 - 10/01/2040 valued at $605,818 and Freddie Mac 4.000% due 12/01/2040 valued at $427,922. Repurchase proceeds are $1,000,004.)

0.150% due 04/01/2011	25,000	25,000
(Dated 03/31/2011. Collateralized by Federal Home Loan Bank 0.625% due 12/03/2012 valued at $25,656. Repurchase proceeds are $25,000.)
0.150% due 04/01/2011	14,300	14,300
(Dated 03/31/2011. Collateralized by Fannie Mae 0.375% due 12/28/2012 valued at $10,583. Repurchase proceeds are $14,300.)
0.150% due 04/04/2011	1,000,000	1,000,000

(Dated 03/01/2011. Collateralized by U.S. Treasury Bonds 4.375% due 02/15/2038 valued at $47,246 and U.S. Treasury Notes 1.250% - 3.750% due 03/15/2012 - 11/15/2018 valued at $972,318. Repurchase proceeds are $1,000,004.)

RBS Securities, Inc.
0.100% due 04/01/2011	126,300	126,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.500% due 12/31/2013 valued at $128,862. Repurchase proceeds are $126,300.)
0.140% due 04/04/2011	85,500	85,500
(Dated 04/01/2011. Collateralized by U.S. Treasury Notes 1.125% due 01/15/2012 valued at $87,288. Repurchase proceeds are $85,500.)
0.150% due 04/01/2011	14,200	14,200
(Dated 03/31/2011. Collateralized by Freddie Mac 3.750% due 06/28/2013 valued at $14,497. Repurchase proceeds are $14,200.)
0.150% due 04/01/2011	57,200	57,200
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 02/29/2012 valued at $58,358. Repurchase proceeds are $57,200.)
0.160% due 04/01/2011	40,000	40,000
(Dated 03/31/2011. Collateralized by Fannie Mae 3.200% due 09/10/2020 valued at $40,269. Repurchase proceeds are $40,000.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2011		$6,741	$6,741
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $6,880. Repurchase proceeds are $6,741.)

TD Securities (USA) LLC
0.140% due 04/01/2011		73,300	73,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.375% - 5.000% due 05/15/2037 - 11/15/2039 valued at $74,482. Repurchase proceeds are $73,300.)

UBS Securities LLC
0.140% due 04/01/2011		250,000	250,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $255,179. Repurchase proceeds are $250,001.)

			21,479,741

SHORT-TERM NOTES 0.0%

Banco Santander Brasil S.A.
2.596% due 12/29/2011		112,000	109,760

WM Wrigley Jr. Co.
1.684% due 06/28/2011		18,250	18,261

			128,021

JAPAN TREASURY BILLS 1.1%
0.108% due 05/09/2011 - 06/20/2011 (f)	JPY	226,710,000	2,725,148

U.S. TREASURY BILLS 3.0%
0.164% due 04/21/2011 - 09/08/2011 (f)(j)(k)(m)		$7,000,330	6,997,305

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (i) 15.0%
		3,530,951,798	35,373,075

Total Short-Term Instruments (Cost $77,430,529)			77,406,347

Total Investments 114.0% (Cost $261,445,983)			$269,009,699

Written Options (o) (0.5%) (Premiums $886,675)			(1,145,549)

Other Assets and Liabilities (Net) (13.5%)			(31,957,152)

Net Assets 100.0%			$235,906,998

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	When-Issued security.
(e)	Payment in-kind bond security.
(f)	Coupon represents a weighted average yield.
(g)	Security becomes interest bearing at a future date.
(h)	Principal amount of security is adjusted for inflation.
(i)	Affiliated to the Fund.
(j)	Securities with an aggregate market value of $570,259 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(k)	Securities with an aggregate market value of $94,168 and cash of $5,500 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(l)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $411,117 at a weighted average interest rate of -0.105%. On March 31, 2011, securities valued at $34,040 were pledged as collateral for reverse repurchase agreements.
(m)	Securities with an aggregate market value of $871,690 and cash of $8 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	276,981	$80,853
90-Day Eurodollar December Futures	Long	12/2012	21,489	(47,691)
90-Day Eurodollar June Futures	Long	06/2012	243,034	(71,709)
90-Day Eurodollar March Futures	Long	03/2012	336,790	26,459
90-Day Eurodollar September Futures	Long	09/2011	176,784	51,413
90-Day Eurodollar September Futures	Long	09/2012	79,210	(134,083)
Japan Government 10-Year Bond June Futures	Short	06/2011	200	(282)
U.S. Treasury 2-Year Note June Futures	Long	06/2011	43,739	4,154
U.S. Treasury 10-Year Note June Futures	Short	06/2011	47,707	(19,626)

				$(110,512)

(n)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection(1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2011(3)	Notional Amount(4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avnet, Inc.	DUB	(1.000%)	09/20/2016	1.548%	$	1,700	$46	$31	$15
Brunswick Corp.	BOA	(4.100%)	09/20/2013	1.226%		18,000	(1,284)	0	(1,284)
Centex Corp.	BCLY	(1.000%)	06/20/2016	2.124%		4,000	211	37	174
Centex Corp.	BNP	(1.000%)	06/20/2016	2.124%		12,500	659	120	539
Centex Corp.	BOA	(1.000%)	06/20/2015	1.818%		4,500	144	148	(4)
Centex Corp.	DUB	(1.000%)	12/20/2017	2.339%		2,500	191	(9)	200
Centex Corp.	GSC	(1.000%)	06/20/2014	1.509%		1,500	23	20	3
Centex Corp.	GSC	(1.000%)	06/20/2016	2.124%		3,120	164	0	164
CNA Financial Corp.	BCLY	(1.390%)	12/20/2014	1.234%		10,000	(60)	1,209	(1,269)
CNA Financial Corp.	BOA	(0.690%)	12/20/2014	1.234%		10,300	199	0	199
CNA Financial Corp.	BOA	(4.170%)	12/20/2014	1.234%		8,000	(852)	0	(852)
CNA Financial Corp.	BOA	(3.360%)	09/20/2016	1.558%		6,250	(570)	0	(570)
CNA Financial Corp.	CITI	(0.470%)	12/20/2014	1.234%		10,200	278	0	278
Con-way, Inc.	BOA	(1.834%)	03/20/2018	2.595%		19,000	835	1,663	(828)
CRH America, Inc.	CITI	(2.590%)	09/20/2018	2.869%		10,000	160	0	160
Cytec Industries, Inc.	CITI	(1.000%)	09/20/2017	1.697%		4,700	187	431	(244)
Cytec Industries, Inc.	DUB	(1.000%)	09/20/2017	1.697%		2,300	92	198	(106)
Cytec Industries, Inc.	JPM	(1.000%)	09/20/2013	0.712%		2,000	(15)	46	(61)
Deluxe Corp.	DUB	(1.000%)	12/20/2014	2.297%		6,200	279	574	(295)
Domtar Corp.	SOG	(5.000%)	09/20/2016	2.009%		31,500	(4,712)	(3,957)	(755)
DR Horton, Inc.	BCLY	(1.000%)	06/20/2016	2.175%		26,000	1,432	1,623	(191)
DR Horton, Inc.	BNP	(1.000%)	03/20/2016	2.108%		10,000	499	783	(284)
DR Horton, Inc.	BNP	(1.000%)	06/20/2016	2.175%		21,500	1,184	1,597	(413)
DR Horton, Inc.	DUB	(1.000%)	03/20/2016	2.108%		3,700	185	374	(189)
DR Horton, Inc.	DUB	(1.000%)	06/20/2016	2.175%		4,500	248	472	(224)
DR Horton, Inc.	GSC	(1.000%)	03/20/2014	1.462%		5,000	65	335	(270)
DR Horton, Inc.	GSC	(1.000%)	09/20/2014	1.624%		3,000	62	163	(101)
DR Horton, Inc.	JPM	(1.000%)	03/20/2015	1.790%		10,000	293	538	(245)
ERAC USA Finance LLC	JPM	(2.700%)	12/20/2012	0.474%		10,000	(393)	789	(1,182)
Expedia, Inc.	RBS	(4.250%)	09/20/2016	1.662%		16,500	(2,166)	0	(2,166)
FBG Finance Ltd.	BCLY	(2.140%)	12/20/2014	0.637%		6,000	(331)	0	(331)
Fortune Brands, Inc.	DUB	(1.000%)	03/20/2020	1.417%		12,000	372	416	(44)
Frontier Communications Corp.	BCLY	(5.000%)	03/20/2013	1.400%		10,000	(719)	(602)	(117)
Hanson Ltd.	BCLY	(1.000%)	09/20/2016	1.446%		20,000	445	3,056	(2,611)
Hanson Ltd.	BNP	(1.000%)	03/20/2013	0.605%		15,000	(122)	68	(190)
Hanson Ltd.	BNP	(1.000%)	09/20/2016	1.411%		33,000	676	1,130	(454)
Hanson Ltd.	BNP	(1.000%)	09/20/2016	1.446%		20,000	445	553	(108)
HCP, Inc.	CSFB	(0.530%)	09/20/2011	0.133%		7,350	(15)	0	(15)
HCP, Inc.	JPM	(0.610%)	09/20/2011	0.133%		3,200	(8)	0	(8)

HCP, Inc.	MLP	(0.650%)	09/20/2016	0.990%		13,500	233	0	233
Health Care REIT, Inc.	BCLY	(3.310%)	06/20/2015	0.889%		5,000	(497)	0	(497)
Health Management Associates, Inc.	BCLY	(1.000%)	06/20/2016	2.316%		8,000	496	656	(160)
Health Management Associates, Inc.	BCLY	(5.000%)	06/20/2016	2.316%		7,000	(900)	(801)	(99)
Host Hotels & Resorts LP	DUB	(1.000%)	06/20/2012	0.481%		44,500	(298)	945	(1,243)
iStar Financial, Inc.	BCLY	(0.400%)	03/20/2012	3.687%		10,000	309	0	309
iStar Financial, Inc.	MSC	(0.600%)	12/20/2013	5.707%		10,000	1,187	0	1,187
Jones Group, Inc.	DUB	(1.000%)	12/20/2014	1.977%		44,710	1,525	1,423	102
KB Home	BCLY	(5.000%)	03/20/2015	3.616%		21,600	(1,102)	(1,583)	481
KB Home	BCLY	(5.000%)	06/20/2015	3.721%		12,300	(610)	(936)	326
KB Home	BNP	(1.000%)	06/20/2015	3.721%		5,000	510	465	45
KB Home	DUB	(1.000%)	03/20/2014	3.039%		3,000	171	249	(78)
KB Home	DUB	(1.000%)	03/20/2015	3.616%		5,000	466	491	(25)
KB Home	DUB	(5.000%)	03/20/2015	3.616%		2,500	(128)	(194)	66
KB Home	GSC	(1.000%)	03/20/2014	3.039%		7,000	398	329	69
KeySpan Corp.	JPM	(0.450%)	06/20/2013	0.212%		6,900	(38)	65	(103)
Lennar Corp.	BCLY	(5.000%)	06/20/2015	3.121%		11,000	(805)	(888)	83
Lennar Corp.	BNP	(5.000%)	03/20/2013	1.842%		9,000	(565)	(571)	6
Lennar Corp.	BNP	(5.000%)	09/20/2014	2.815%		22,000	(1,593)	(1,448)	(145)
Lennar Corp.	BNP	(1.000%)	06/20/2015	3.121%		20,000	1,613	2,099	(486)
Lennar Corp.	DUB	(0.785%)	12/20/2011	1.026%		9,000	14	0	14
Lennar Corp.	DUB	(1.000%)	03/20/2013	1.842%		6,800	109	262	(153)
Lennar Corp.	DUB	(1.000%)	06/20/2015	3.121%		3,500	283	367	(84)
Lennar Corp.	DUB	(5.000%)	06/20/2015	3.121%		5,000	(366)	(440)	74
Lennar Corp.	GSC	(1.000%)	12/20/2011	1.026%		9,000	(2)	224	(226)
Lennar Corp.	GSC	(1.000%)	09/20/2014	2.815%		4,500	263	483	(220)
Lennar Corp.	GSC	(5.000%)	06/20/2015	3.121%		4,000	(293)	(235)	(58)
Lennar Corp.	GSC	(1.000%)	06/20/2016	3.589%		4,000	464	478	(14)
Lexmark International, Inc.	BOA	(1.400%)	06/20/2018	2.068%		9,600	389	0	389
Lexmark International, Inc.	CITI	(3.320%)	06/20/2013	0.936%		5,590	(299)	0	(299)
Lexmark International, Inc.	JPM	(1.190%)	06/20/2013	0.936%		15,880	(95)	0	(95)
Liberty Mutual Group, Inc.	BOA	(1.390%)	03/20/2014	1.796%		7,600	85	836	(751)
Limited Brands, Inc.	BNP	(1.000%)	12/20/2014	1.329%		1,250	14	96	(82)
Limited Brands, Inc.	BNP	(1.000%)	09/20/2017	2.110%		22,000	1,376	1,835	(459)
Limited Brands, Inc.	BOA	(1.000%)	12/20/2014	1.329%		5,000	58	216	(158)
Limited Brands, Inc.	BOA	(1.000%)	09/20/2017	2.110%		10,000	625	907	(282)
Limited Brands, Inc.	BOA	(1.000%)	06/20/2019	2.325%		20,400	1,804	1,603	201
Limited Brands, Inc.	DUB	(1.000%)	09/20/2017	2.110%		7,600	476	798	(322)
Limited Brands, Inc.	DUB	(4.800%)	09/20/2017	2.181%		43,000	(6,423)	0	(6,423)
Limited Brands, Inc.	JPM	(2.850%)	09/20/2017	2.181%		2,700	(104)	150	(254)
Limited Brands, Inc.	RBS	(4.500%)	09/20/2017	2.181%		18,700	(2,475)	0	(2,475)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%)	09/20/2015	1.279%		6,810	(1,605)	0	(1,605)
Macy’s Retail Holdings, Inc.	BNP	(1.000%)	03/20/2012	0.339%		14,500	(98)	229	(327)
Macy’s Retail Holdings, Inc.	BNP	(1.000%)	09/20/2012	0.444%		13,000	(111)	68	(179)
Macy’s Retail Holdings, Inc.	BOA	(6.870%)	03/20/2012	0.342%		7,000	(463)	0	(463)
Manpower, Inc.	GSC	(2.500%)	06/20/2013	0.759%	EUR	45,500	(2,499)	(2,684)	185
Marks & Spencer PLC	RBS	(0.950%)	12/20/2017	1.848%	$	2,200	115	400	(285)
Marriott International, Inc.	CITI	(0.260%)	06/20/2012	0.233%		15,000	(6)	0	(6)
Marsh & McLennan Cos., Inc.	DUB	(1.000%)	06/20/2019	1.173%		15,300	182	0	182
Masco Corp.	BNP	(1.000%)	09/20/2012	1.064%		18,100	12	196	(184)
Masco Corp.	CITI	(4.240%)	03/20/2017	2.709%		9,020	(725)	0	(725)
Masco Corp.	DUB	(1.000%)	09/20/2012	1.064%		15,000	9	360	(351)
Masco Corp.	DUB	(1.000%)	06/20/2015	2.081%		4,000	168	269	(101)
Masco Corp.	DUB	(1.000%)	12/20/2016	2.576%		1,000	79	110	(31)
Masco Corp.	GSC	(1.000%)	09/20/2012	1.064%		5,200	4	54	(50)
Masco Corp.	GSC	(1.000%)	03/20/2017	2.615%		3,000	250	269	(19)
Masco Corp.	JPM	(1.000%)	09/20/2012	1.064%		5,400	3	80	(77)
Masco Corp.	JPM	(1.000%)	06/20/2015	2.081%		5,000	211	232	(21)
Masco Corp.	MSC	(0.580%)	09/20/2012	1.088%		5,000	37	0	37
Masco Corp.	MSC	(1.000%)	09/20/2012	1.064%		12,000	8	327	(319)
Masco Corp.	MSC	(0.680%)	09/20/2013	1.434%		10,000	181	0	181
Masco Corp.	UBS	(4.650%)	12/20/2016	2.669%		10,000	(1,006)	0	(1,006)
Maytag Corp.	JPM	(0.460%)	06/20/2015	1.134%		10,000	271	0	271
MDC Holdings, Inc.	BNP	(1.250%)	12/20/2014	1.579%		9,000	102	0	102
MDC Holdings, Inc.	BOA	(1.000%)	12/20/2014	1.535%		3,000	56	0	56
MDC Holdings, Inc.	MLP	(1.350%)	12/20/2012	0.986%		10,500	(70)	0	(70)
New York Times Co.	BNP	(1.000%)	03/20/2015	1.739%		11,300	312	684	(372)
New York Times Co.	DUB	(5.000%)	03/20/2015	1.739%		10,630	(1,324)	(952)	(372)
New York Times Co.	GSC	(1.000%)	03/20/2015	1.739%		5,000	137	235	(98)
Office Depot, Inc.	BOA	(5.000%)	09/20/2013	2.532%		10,000	(605)	(180)	(425)
Office Depot, Inc.	DUB	(5.000%)	09/20/2013	2.532%		37,000	(2,238)	524	(2,762)
Office Depot, Inc.	GSC	(5.000%)	09/20/2013	2.532%		10,000	(605)	64	(669)
Office Depot, Inc.	SOG	(5.000%)	09/20/2013	2.532%		16,000	(968)	(849)	(119)
Packaging Corp. of America	CSFB	(0.940%)	09/20/2013	0.712%		10,000	(59)	0	(59)
Pactiv Corp.	MSC	(5.000%)	06/20/2017	3.612%		9,800	(720)	(677)	(43)
Pearson Dollar Finance PLC	BCLY	(0.610%)	06/20/2013	0.295%		25,000	(180)	0	(180)
Pearson Dollar Finance PLC	BCLY	(0.730%)	06/20/2018	0.824%		7,000	41	0	41
Pearson Dollar Finance PLC	BCLY	(0.770%)	06/20/2018	0.824%		10,000	33	0	33
Pearson Dollar Finance PLC	DUB	(0.720%)	06/20/2018	0.824%		11,000	72	0	72
Pearson Dollar Finance PLC	JPM	(0.830%)	06/20/2014	0.426%		5,000	(66)	5	(71)
Pioneer Natural Resources Co.	MSC	(1.000%)	09/20/2016	1.537%		20,835	556	1,533	(977)
PMI Group, Inc.	JPM	(0.460%)	09/20/2016	8.968%		9,500	2,994	0	2,994
ProLogis	CITI	(1.000%)	06/20/2012	0.339%		10,500	(89)	223	(312)
Pulte Group, Inc.	BNP	(1.000%)	03/20/2013	1.811%		10,250	158	180	(22)
Pulte Group, Inc.	BNP	(1.000%)	03/20/2014	2.337%		35,000	1,317	1,578	(261)
Pulte Group, Inc.	DUB	(1.000%)	09/20/2011	0.924%		15,400	(10)	57	(67)
Reed Elsevier Capital, Inc.	MLP	(0.290%)	06/20/2012	0.153%		5,000	(9)	0	(9)
Rexam PLC	BCLY	(1.450%)	06/20/2013	0.567%		12,500	(250)	981	(1,231)
Rexam PLC	RBS	(1.450%)	06/20/2013	0.567%		4,000	(80)	273	(353)
Rohm and Haas Co.	BNP	(1.000%)	09/20/2017	0.544%		30,000	(832)	(437)	(395)
Rohm and Haas Co.	BNP	(1.600%)	09/20/2017	0.545%		4,665	(298)	0	(298)
Rohm and Haas Co.	BOA	(0.700%)	09/20/2017	0.545%		13,425	(128)	0	(128)

Rohm and Haas Co.	BOA	(1.000%)	09/20/2017	0.544%	1,500	(41)	(16)	(25)
Rohm and Haas Co.	CITI	(0.540%)	09/20/2017	0.545%	7,000	1	0	1
RPM International, Inc.	BCLY	(1.460%)	03/20/2018	1.780%	2,800	53	0	53
RPM International, Inc.	BOA	(1.030%)	03/20/2018	1.780%	9,000	407	399	8
RPM International, Inc.	GSC	(1.000%)	03/20/2018	1.727%	15,000	658	219	439
RR Donnelley & Sons Co.	BOA	(5.000%)	09/20/2016	2.519%	17,300	(2,119)	(1,598)	(521)
RR Donnelley & Sons Co.	BOA	(3.500%)	03/20/2019	3.024%	25,000	(778)	0	(778)
RR Donnelley & Sons Co.	DUB	(1.000%)	03/20/2012	0.403%	42,000	(259)	(84)	(175)
RR Donnelley & Sons Co.	DUB	(1.000%)	06/20/2014	1.611%	800	15	34	(19)
RR Donnelley & Sons Co.	DUB	(1.000%)	03/20/2017	2.629%	900	76	84	(8)
RR Donnelley & Sons Co.	DUB	(3.250%)	03/20/2017	2.724%	10,000	(283)	0	(283)
RR Donnelley & Sons Co.	GSC	(1.000%)	09/20/2016	2.519%	7,700	568	962	(394)
Ryland Group, Inc.	BCLY	(1.000%)	06/20/2017	2.567%	2,200	183	159	24
Ryland Group, Inc.	BNP	(1.000%)	06/20/2017	2.567%	28,500	2,363	1,700	663
Ryland Group, Inc.	BNP	(5.000%)	06/20/2020	2.739%	9,000	(1,424)	(1,621)	197
Ryland Group, Inc.	DUB	(1.000%)	03/20/2015	2.114%	9,000	368	668	(300)
Ryland Group, Inc.	RBS	(1.000%)	06/20/2017	2.567%	900	74	67	7
Seagate Technology HDD Holdings	DUB	(5.000%)	12/20/2011	0.297%	7,700	(277)	(423)	146
Seagate Technology HDD Holdings	GSC	(1.000%)	12/20/2011	0.297%	20,800	(114)	198	(312)
Seagate Technology HDD Holdings	JPM	(2.250%)	12/20/2011	0.297%	11,100	(166)	735	(901)
Sealed Air Corp.	BOA	(1.060%)	09/20/2013	0.672%	9,250	(91)	517	(608)
Tate & Lyle International Finance PLC	BCLY	(1.250%)	12/20/2014	0.705%	12,000	(242)	0	(242)
Temple-Inland, Inc.	BCLY	(1.000%)	06/20/2012	0.396%	6,000	(46)	61	(107)
Temple-Inland, Inc.	BNP	(6.670%)	03/20/2018	2.244%	7,430	(1,980)	0	(1,980)
Temple-Inland, Inc.	BOA	(1.000%)	03/20/2018	2.170%	4,000	279	209	70
Temple-Inland, Inc.	DUB	(1.000%)	03/20/2018	2.170%	4,000	279	156	123
Toll Brothers Finance Corp.	BCLY	(1.000%)	12/20/2017	2.157%	36,000	2,398	1,746	652
Toll Brothers Finance Corp.	BCLY	(5.000%)	12/20/2017	2.157%	32,500	(5,390)	(6,822)	1,432
Toll Brothers Finance Corp.	BNP	(1.000%)	06/20/2015	1.642%	10,000	252	262	(10)
Toll Brothers Finance Corp.	BNP	(1.000%)	12/20/2017	2.157%	15,000	998	814	184
Toll Brothers Finance Corp.	BOA	(1.000%)	12/20/2019	2.319%	7,000	638	251	387
Toll Brothers Finance Corp.	DUB	(1.000%)	12/20/2019	2.319%	3,000	273	262	11
Toll Brothers Finance Corp.	GSC	(1.000%)	12/20/2017	2.157%	2,700	180	71	109
Toll Brothers Finance Corp.	MSC	(1.390%)	09/20/2013	1.167%	9,800	(57)	0	(57)
Tyson Foods, Inc.	BNP	(1.000%)	03/20/2014	0.878%	4,000	(15)	136	(151)
Tyson Foods, Inc.	GSC	(1.000%)	03/20/2014	0.878%	31,000	(120)	1,474	(1,594)
Tyson Foods, Inc.	JPM	(1.000%)	03/20/2014	0.878%	12,000	(46)	795	(841)
Tyson Foods, Inc.	RBS	(3.250%)	06/20/2016	1.573%	19,000	(1,560)	0	(1,560)
Universal Corp.	DUB	(1.000%)	12/20/2014	2.123%	33,000	1,285	580	705
Universal Health Services, Inc.	BOA	(0.787%)	06/20/2016	1.871%	2,575	133	129	4
Universal Health Services, Inc.	BOA	(1.250%)	06/20/2016	1.871%	8,000	235	303	(68)
Universal Health Services, Inc.	BOA	(1.610%)	06/20/2016	1.871%	7,000	84	50	34
UST LLC	BCLY	(0.700%)	03/20/2018	0.361%	24,000	(529)	0	(529)
UST LLC	CITI	(1.000%)	03/20/2018	0.366%	2,500	(102)	(133)	31
UST LLC	DUB	(1.000%)	03/20/2018	0.366%	1,500	(62)	(74)	12
VTB Bank OJSC Via VTB Capital S.A.	BCLY	(2.150%)	05/20/2013	1.562%	15,000	(303)	6,476	(6,779)
Wesfarmers Ltd.	BCLY	(2.235%)	06/20/2013	0.369%	25,000	(1,053)	373	(1,426)
Wesfarmers Ltd.	GSC	(2.510%)	06/20/2013	0.369%	23,200	(1,122)	0	(1,122)
Whirlpool Corp.	DUB	(1.000%)	12/20/2012	0.555%	600	(5)	(2)	(3)

						$(19,718)	$31,956	$(51,674)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection(2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011(3)	Notional Amount(4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	CITI	1.000%	03/20/2021	2.178%	$	2,000	$(181)	$(173)	$(8)
Alcoa, Inc.	GSC	1.000%	03/20/2018	1.903%		12,200	(664)	(721)	57
Alcoa, Inc.	JPM	1.000%	03/20/2018	1.903%		7,900	(430)	(445)	15
Ally Financial, Inc.	GSC	5.000%	03/20/2020	3.033%		30,000	3,846	1,141	2,705
American International Group, Inc.	BOA	5.000%	12/20/2011	0.402%		31,000	1,088	(930)	2,018
American International Group, Inc.	DUB	5.000%	12/20/2011	0.402%		10,500	368	(315)	683
American International Group, Inc.	GSC	5.000%	09/20/2011	0.402%		17,400	410	(4,002)	4,412
American International Group, Inc.	UBS	5.000%	12/20/2011	0.402%		10,000	351	(700)	1,051
Australia Government Bond	DUB	1.000%	03/20/2015	0.408%		71,200	1,656	1,367	289
Australia Government Bond	DUB	1.000%	03/20/2016	0.505%		78,800	1,883	1,773	110
Australia Government Bond	JPM	1.000%	06/20/2016	0.525%		25,000	598	570	28
Australia Government Bond	RBS	1.000%	06/20/2015	0.427%		25,000	595	678	(83)
Australia Government Bond	UBS	1.000%	03/20/2015	0.408%		50,000	1,163	693	470
Australia Government Bond	UBS	1.000%	06/20/2015	0.427%		50,000	1,190	1,331	(141)
Bank of America Corp.	BCLY	1.000%	12/20/2011	0.187%		9,100	57	(21)	78
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	0.559%		20,000	229	0	229
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2015	0.824%		65,000	458	(1,169)	1,627
Berkshire Hathaway Finance Corp.	BNP	1.000%	03/20/2015	0.824%		25,000	176	(468)	644
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.824%		162,200	1,142	(2,827)	3,969
Berkshire Hathaway Finance Corp.	BOA	1.000%	12/20/2015	0.994%		20,000	12	(298)	310
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2015	0.824%		25,000	177	(434)	611
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2016	1.050%		22,400	(45)	(253)	208
Berkshire Hathaway Finance Corp.	CITI	1.000%	06/20/2020	1.350%		4,400	(116)	(184)	68
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	0.785%		25,000	202	(495)	697
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.824%		65,000	458	(932)	1,390
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	0.824%		111,400	784	(1,718)	2,502
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2015	0.860%		30,000	179	(962)	1,141
Berkshire Hathaway Finance Corp.	GSC	1.000%	12/20/2015	0.994%		60,000	36	(1,275)	1,311
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2021	1.378%		25,000	(754)	(863)	109
Berkshire Hathaway Finance Corp.	JPM	1.000%	06/20/2015	0.860%		20,000	120	(816)	936
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	0.994%		15,000	9	(463)	472
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.378%		5,900	(178)	(237)	59
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	0.824%		77,000	542	(1,445)	1,987
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	0.824%		3,300	23	(60)	83
BP Capital Markets America, Inc.	BCLY	1.000%	09/20/2011	0.173%		6,700	29	(486)	515
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.173%		5,700	25	(403)	428
BP Capital Markets America, Inc.	BOA	5.000%	09/20/2011	0.173%		25,000	617	(506)	1,123

BP Capital Markets America, Inc.	CSFB	5.000%	09/20/2011	0.173%	25,000	617	(324)	941
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%	99,500	2,455	(1,480)	3,935
BP Capital Markets America, Inc.	GSC	1.000%	09/20/2011	0.173%	13,100	56	(677)	733
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.173%	15,800	67	(1,162)	1,229
BP Capital Markets America, Inc.	JPM	5.000%	09/20/2011	0.173%	5,900	145	(154)	299
BP Capital Markets America, Inc.	MSC	5.000%	09/20/2011	0.173%	25,000	617	(411)	1,028
Brazil Government International Bond	BCLY	0.980%	01/20/2012	0.372%	15,000	103	0	103
Brazil Government International Bond	BCLY	1.620%	03/20/2013	0.640%	20,900	414	0	414
Brazil Government International Bond	BCLY	1.000%	03/20/2015	0.938%	75,000	201	(1,413)	1,614
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%	127,100	214	(1,967)	2,181
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%	240,700	(18)	(2,853)	2,835
Brazil Government International Bond	BCLY	1.000%	12/20/2015	1.047%	105,000	(189)	(514)	325
Brazil Government International Bond	BCLY	1.000%	03/20/2016	1.081%	64,790	(228)	(514)	286
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.009%	34,600	(3)	(407)	404
Brazil Government International Bond	BOA	1.000%	03/20/2021	1.511%	7,800	(323)	(355)	32
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.009%	21,000	(2)	(330)	328
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%	119,600	(420)	(943)	523
Brazil Government International Bond	CITI	1.000%	03/20/2021	1.511%	10,100	(418)	(448)	30
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.009%	70,000	(6)	(777)	771
Brazil Government International Bond	CSFB	2.090%	05/20/2016	1.106%	10,000	550	0	550
Brazil Government International Bond	CSFB	1.000%	06/20/2020	1.474%	25,000	(908)	(789)	(119)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.372%	7,500	52	0	52
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.966%	61,800	105	(873)	978
Brazil Government International Bond	DUB	1.000%	09/20/2015	1.009%	110,000	(9)	(1,220)	1,211
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.047%	75,000	(135)	(494)	359
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.474%	50,000	(1,816)	(1,656)	(160)
Brazil Government International Bond	GSC	1.000%	03/20/2015	0.938%	100,000	267	(1,931)	2,198
Brazil Government International Bond	GSC	1.000%	06/20/2015	0.966%	30,800	52	(414)	466
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%	247,900	418	(3,142)	3,560
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%	130,500	(10)	(1,332)	1,322
Brazil Government International Bond	HSBC	1.000%	12/20/2015	1.047%	100,000	(181)	(756)	575
Brazil Government International Bond	HSBC	1.000%	03/20/2016	1.081%	66,000	(231)	(523)	292
Brazil Government International Bond	HSBC	1.000%	06/20/2020	1.474%	110,000	(3,995)	(3,489)	(506)
Brazil Government International Bond	JPM	1.000%	03/20/2015	0.938%	25,000	67	(506)	573
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%	40,000	68	(420)	488
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%	107,000	(8)	(1,219)	1,211
Brazil Government International Bond	JPM	1.000%	06/20/2020	1.474%	25,000	(908)	(789)	(119)
Brazil Government International Bond	MLP	1.710%	05/20/2013	0.664%	15,000	427	0	427
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.096%	300	15	0	15
Brazil Government International Bond	MSC	1.140%	11/20/2011	0.346%	50,000	463	0	463
Brazil Government International Bond	MSC	1.660%	03/20/2013	0.640%	47,000	968	0	968
Brazil Government International Bond	MSC	1.770%	09/20/2014	0.874%	15,000	463	0	463
Brazil Government International Bond	MSC	1.000%	06/20/2015	0.966%	31,500	53	(305)	358
Brazil Government International Bond	MSC	1.000%	09/20/2015	1.009%	25,000	(2)	(157)	155
Brazil Government International Bond	MSC	1.000%	12/20/2015	1.047%	100,000	(181)	(806)	625
Brazil Government International Bond	MSC	1.000%	03/20/2016	1.081%	75,000	(264)	(608)	344
Brazil Government International Bond	MSC	1.520%	01/20/2017	1.198%	6,000	121	0	121
Brazil Government International Bond	RBS	1.000%	03/20/2015	0.938%	50,000	133	(989)	1,122
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.009%	27,600	(2)	(261)	259
Brazil Government International Bond	UBS	1.000%	03/20/2016	1.081%	50,000	(176)	(481)	305
California State General Obligation Bonds, Series 2003	BOA	2.530%	03/20/2021	2.079%	25,000	819	0	819
California State General Obligation Bonds, Series 2003	CITI	2.100%	03/20/2021	2.079%	20,000	49	0	49
California State General Obligation Bonds, Series 2003	GSC	1.580%	09/20/2011	0.703%	30,000	140	0	140
California State General Obligation Bonds, Series 2003	GSC	2.150%	09/20/2011	0.703%	13,330	101	0	101
California State General Obligation Bonds, Series 2003	GSC	2.250%	09/20/2011	0.703%	13,330	108	0	108
California State General Obligation Bonds, Series 2003	GSC	2.400%	09/20/2011	0.703%	13,330	118	0	118
California State General Obligation Bonds, Series 2003	MSC	2.650%	12/20/2020	2.121%	25,000	800	0	800
California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	2.063%	25,000	(2,060)	0	(2,060)
Canada Government Bond	GSC	1.000%	03/20/2015	0.339%	10,000	260	243	17
Chesapeake Energy Corp.	JPM	5.000%	03/20/2021	2.865%	5,900	934	760	174
China Development Bank Corp.	BCLY	1.000%	06/20/2016	1.056%	20,000	(49)	(97)	48
China Development Bank Corp.	JPM	1.000%	06/20/2016	1.056%	15,000	(37)	(131)	94
China Development Bank Corp.	MSC	1.000%	06/20/2016	1.056%	50,000	(121)	(326)	205
China Government International Bond	BCLY	1.000%	03/20/2015	0.551%	50,000	883	520	363
China Government International Bond	BCLY	1.000%	06/20/2015	0.578%	50,000	880	817	63
China Government International Bond	BCLY	1.000%	12/20/2015	0.647%	75,000	1,221	1,074	147
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%	73,600	1,150	898	252
China Government International Bond	BCLY	1.000%	06/20/2016	1.056%	10,000	(24)	(34)	10
China Government International Bond	BNP	1.000%	06/20/2015	0.578%	25,000	440	384	56
China Government International Bond	BNP	1.000%	09/20/2015	0.615%	15,000	254	94	160
China Government International Bond	BNP	1.000%	03/20/2016	0.677%	42,000	656	509	147
China Government International Bond	BOA	0.780%	12/20/2014	0.522%	50,000	482	0	482
China Government International Bond	BOA	1.000%	06/20/2015	0.578%	126,600	2,227	1,811	416
China Government International Bond	BOA	1.000%	09/20/2015	0.615%	50,000	847	402	445
China Government International Bond	BOA	1.000%	12/20/2015	0.647%	25,000	407	362	45
China Government International Bond	BOA	1.000%	03/20/2016	0.677%	50,000	781	606	175
China Government International Bond	CITI	1.000%	06/20/2015	0.578%	24,900	438	388	50
China Government International Bond	CSFB	1.000%	03/20/2015	0.551%	85,000	1,501	410	1,091
China Government International Bond	CSFB	1.000%	06/20/2015	0.578%	25,000	440	136	304
China Government International Bond	DUB	1.000%	03/20/2015	0.551%	30,000	530	312	218
China Government International Bond	DUB	1.000%	12/20/2015	0.647%	25,000	407	349	58
China Government International Bond	DUB	1.000%	03/20/2016	0.677%	30,000	469	364	105
China Government International Bond	DUB	1.000%	06/20/2016	1.056%	10,000	(24)	(48)	24
China Government International Bond	GSC	1.000%	09/20/2015	0.615%	25,000	423	182	241
China Government International Bond	JPM	1.000%	03/20/2015	0.551%	35,000	618	157	461
China Government International Bond	JPM	1.000%	06/20/2015	0.578%	60,000	1,056	494	562
China Government International Bond	JPM	1.000%	09/20/2015	0.615%	10,000	169	62	107
China Government International Bond	JPM	1.000%	12/20/2015	0.647%	25,000	407	349	58
China Government International Bond	JPM	1.000%	03/20/2016	0.677%	50,000	781	594	187
China Government International Bond	JPM	1.000%	06/20/2016	1.056%	10,000	(24)	(34)	10
China Government International Bond	MSC	1.000%	03/20/2015	0.551%	100,000	1,767	463	1,304
China Government International Bond	MSC	1.000%	12/20/2015	0.647%	50,000	814	712	102

China Government International Bond	MSC	1.000%	06/20/2016	1.056%	20,000	(49)	(39)	(10)
China Government International Bond	RBS	1.000%	03/20/2015	0.551%	20,000	353	198	155
China Government International Bond	RBS	1.000%	06/20/2015	0.578%	104,600	1,840	1,382	458
China Government International Bond	RBS	1.000%	12/20/2015	0.647%	25,000	407	362	45
China Government International Bond	UBS	1.000%	03/20/2015	0.551%	25,000	442	119	323
China Government International Bond	UBS	1.000%	06/20/2015	0.578%	25,000	440	396	44
China Government International Bond	UBS	1.000%	09/20/2015	0.615%	25,000	423	219	204
Citigroup, Inc.	BCLY	1.000%	09/20/2011	0.218%	9,100	37	(65)	102
Citigroup, Inc.	BOA	1.000%	09/20/2011	0.218%	10,000	40	(68)	108
Citigroup, Inc.	GSC	1.000%	09/20/2011	0.218%	16,300	66	(69)	135
Citigroup, Inc.	JPM	1.000%	09/20/2011	0.218%	5,700	23	(31)	54
Citigroup, Inc.	MSC	1.000%	06/20/2011	0.218%	70,200	145	(159)	304
Citigroup, Inc.	UBS	1.000%	09/20/2011	0.218%	21,100	86	(124)	210
Dell, Inc.	BCLY	1.000%	09/20/2013	0.434%	14,100	201	74	127
Dell, Inc.	CITI	1.000%	09/20/2013	0.434%	19,400	277	111	166
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%	28,000	(2,913)	(3,261)	348
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%	5,000	(520)	(686)	166
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%	70,000	(7,281)	(8,209)	928
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	0.898%	6,000	24	(154)	178
Emirate of Abu Dhabi	CITI	1.000%	03/20/2016	1.067%	9,500	(27)	(29)	2
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	0.898%	6,000	24	(154)	178
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	0.898%	5,000	20	(185)	205
Emirate of Abu Dhabi	DUB	1.000%	03/20/2016	1.067%	5,500	(16)	(42)	26
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	0.898%	16,000	64	(453)	517
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%	2,000	(6)	(17)	11
Emirate of Abu Dhabi	JPM	1.000%	12/20/2014	0.898%	5,000	20	(185)	205
Emirate of Abu Dhabi	JPM	1.000%	12/20/2015	1.036%	25,000	(32)	(161)	129
Emirate of Abu Dhabi	JPM	1.000%	03/20/2016	1.067%	5,000	(14)	(2)	(12)
Emirate of Abu Dhabi	MSC	1.000%	12/20/2015	1.036%	25,000	(32)	(161)	129
Emirate of Abu Dhabi	RBS	1.000%	03/20/2016	1.067%	5,000	(14)	(7)	(7)
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	0.898%	17,000	68	(460)	528
Emirate of Abu Dhabi	UBS	1.000%	03/20/2016	1.067%	5,000	(14)	(5)	(9)
Export-Import Bank of China	BNP	1.000%	06/20/2016	1.056%	15,000	(36)	(141)	105
Export-Import Bank of China	CITI	1.000%	06/20/2016	1.056%	10,000	(25)	(97)	72
Export-Import Bank of China	CSFB	1.000%	06/20/2016	1.056%	5,000	(13)	(44)	31
Export-Import Bank of China	GSC	1.000%	06/20/2016	1.056%	40,000	(97)	(416)	319
Export-Import Bank of China	HSBC	1.000%	06/20/2016	1.056%	10,000	(24)	(53)	29
Export-Import Bank of China	JPM	1.000%	06/20/2016	1.056%	15,000	(37)	(160)	123
Export-Import Bank of China	MSC	1.000%	06/20/2016	1.056%	20,000	(48)	(193)	145
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	0.918%	10,000	(257)	0	(257)
Ford Motor Co.	BOA	5.000%	12/20/2015	2.940%	5,000	449	330	119
France Government Bond	BCLY	0.250%	03/20/2016	0.724%	224,000	(5,012)	(8,323)	3,311
France Government Bond	BOA	0.250%	12/20/2015	0.693%	75,000	(1,499)	(2,042)	543
France Government Bond	BOA	0.250%	03/20/2016	0.724%	116,200	(2,600)	(4,571)	1,971
France Government Bond	CITI	0.250%	06/20/2015	0.620%	200,000	(3,010)	(3,995)	985
France Government Bond	CITI	0.250%	12/20/2015	0.693%	50,000	(999)	(1,363)	364
France Government Bond	CITI	0.250%	03/20/2016	0.724%	40,000	(894)	(1,487)	593
France Government Bond	DUB	0.250%	06/20/2015	0.620%	50,000	(752)	(918)	166
France Government Bond	DUB	0.250%	12/20/2015	0.693%	150,000	(2,996)	(4,004)	1,008
France Government Bond	DUB	0.250%	03/20/2016	0.724%	96,200	(2,152)	(3,894)	1,742
France Government Bond	GSC	0.250%	06/20/2015	0.620%	50,000	(752)	(918)	166
France Government Bond	GSC	0.250%	12/20/2015	0.693%	182,200	(3,640)	(4,739)	1,099
France Government Bond	GSC	0.250%	03/20/2016	0.724%	100,000	(2,237)	(3,719)	1,482
France Government Bond	JPM	0.250%	12/20/2015	0.693%	50,000	(999)	(1,393)	394
France Government Bond	JPM	0.250%	03/20/2016	0.724%	50,000	(1,119)	(1,998)	879
France Government Bond	MSC	0.250%	03/20/2016	0.724%	18,100	(405)	(616)	211
France Government Bond	RBS	0.250%	12/20/2015	0.693%	83,300	(1,664)	(1,778)	114
France Government Bond	RBS	0.250%	03/20/2016	0.724%	18,900	(423)	(635)	212
France Government Bond	UBS	0.250%	09/20/2015	0.659%	54,000	(947)	(1,431)	484
France Government Bond	UBS	0.250%	12/20/2015	0.693%	35,300	(705)	(720)	15
France Government Bond	UBS	0.250%	03/20/2016	0.724%	202,300	(4,526)	(8,185)	3,659
France Telecom S.A.	BCLY	1.000%	06/20/2016	0.727%	25,000	345	358	(13)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	0.870%	11/20/2011	0.549%	50,000	261	0	261
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	0.366%	22,300	1,308	459	849
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.551%	33,800	59	0	59
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	0.606%	50,000	313	0	313
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	0.606%	25,000	492	0	492
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	0.650%	40,000	573	0	573
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	0.742%	25,000	2,257	0	2,257
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	0.742%	30,000	3,322	0	3,322
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	0.791%	20,000	2,687	560	2,127
General Electric Capital Corp.	BCLY	1.000%	12/20/2014	0.890%	50,000	213	(2,557)	2,770
General Electric Capital Corp.	BCLY	1.000%	12/20/2015	1.080%	35,000	(114)	(683)	569
General Electric Capital Corp.	BNP	0.800%	06/20/2011	0.325%	10,000	13	0	13
General Electric Capital Corp.	BNP	5.000%	09/20/2011	0.322%	14,400	345	674	(329)
General Electric Capital Corp.	BNP	1.000%	03/20/2012	0.350%	25,000	167	(498)	665
General Electric Capital Corp.	BNP	4.700%	12/20/2013	0.742%	7,300	788	0	788
General Electric Capital Corp.	BNP	1.000%	12/20/2014	0.890%	34,400	147	(1,730)	1,877
General Electric Capital Corp.	BNP	1.000%	12/20/2015	1.080%	50,000	(163)	(1,903)	1,740
General Electric Capital Corp.	BNP	1.000%	03/20/2016	1.128%	25,000	(142)	(359)	217
General Electric Capital Corp.	BOA	1.000%	06/20/2011	0.322%	60,400	110	(738)	848
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.322%	49,000	1,174	2,591	(1,417)
General Electric Capital Corp.	BOA	1.000%	03/20/2012	0.350%	100,000	669	(2,105)	2,774
General Electric Capital Corp.	BOA	5.000%	06/20/2012	0.366%	25,000	1,467	332	1,135
General Electric Capital Corp.	BOA	5.000%	06/20/2014	0.791%	120,500	16,188	4,012	12,176
General Electric Capital Corp.	BOA	1.000%	12/20/2014	0.890%	25,000	107	(1,123)	1,230
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.080%	76,000	(247)	(2,477)	2,230
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.128%	112,900	(642)	(1,444)	802
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.322%	7,000	84	(340)	424
General Electric Capital Corp.	CITI	4.000%	12/20/2013	0.742%	17,300	1,539	0	1,539
General Electric Capital Corp.	CITI	4.325%	12/20/2013	0.742%	57,300	5,603	0	5,603
General Electric Capital Corp.	CITI	4.800%	12/20/2013	0.742%	50,000	5,536	0	5,536

General Electric Capital Corp.	CITI	4.875%	12/20/2013	0.742%		46,900	5,289	0	5,289
General Electric Capital Corp.	CITI	3.800%	03/20/2014	0.775%		30,000	2,687	0	2,687
General Electric Capital Corp.	CITI	3.820%	03/20/2014	0.775%		50,000	4,508	0	4,508
General Electric Capital Corp.	CITI	3.850%	03/20/2014	0.775%		25,900	2,358	0	2,358
General Electric Capital Corp.	CITI	3.950%	03/20/2014	0.775%		15,000	1,410	0	1,410
General Electric Capital Corp.	CITI	4.000%	03/20/2014	0.775%		50,000	4,773	0	4,773
General Electric Capital Corp.	CITI	5.000%	09/20/2014	0.845%		50,000	7,110	1,187	5,923
General Electric Capital Corp.	CITI	1.000%	12/20/2014	0.890%		25,000	107	(1,123)	1,230
General Electric Capital Corp.	CITI	1.000%	09/20/2015	1.025%		25,000	(19)	(876)	857
General Electric Capital Corp.	CITI	1.000%	03/20/2016	1.128%		25,000	(142)	(190)	48
General Electric Capital Corp.	DUB	1.000%	09/20/2011	0.322%		10,000	35	(285)	320
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.325%		900	5	0	5
General Electric Capital Corp.	DUB	5.000%	06/20/2013	0.642%		55,000	5,393	1,269	4,124
General Electric Capital Corp.	DUB	5.000%	09/20/2013	0.691%		30,000	3,221	634	2,587
General Electric Capital Corp.	DUB	4.300%	12/20/2013	0.742%		24,700	2,399	0	2,399
General Electric Capital Corp.	DUB	4.800%	12/20/2013	0.742%		20,000	2,214	0	2,214
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.742%		34,100	3,868	0	3,868
General Electric Capital Corp.	DUB	4.000%	03/20/2014	0.775%		10,000	955	0	955
General Electric Capital Corp.	DUB	4.050%	03/20/2014	0.775%		25,000	2,424	0	2,424
General Electric Capital Corp.	DUB	5.000%	06/20/2014	0.791%		49,800	6,690	1,615	5,075
General Electric Capital Corp.	DUB	1.000%	09/20/2015	1.025%		110,000	(86)	(4,219)	4,133
General Electric Capital Corp.	DUB	1.000%	12/20/2015	1.080%		90,000	(293)	(3,099)	2,806
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.128%		37,100	(211)	(2,466)	2,255
General Electric Capital Corp.	GSC	0.960%	06/20/2011	0.325%		14,000	24	0	24
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.322%		16,400	198	245	(47)
General Electric Capital Corp.	GSC	1.000%	03/20/2012	0.350%		450,000	3,009	(9,525)	12,534
General Electric Capital Corp.	GSC	1.280%	06/20/2013	0.650%		10,000	143	0	143
General Electric Capital Corp.	JPM	5.000%	09/20/2011	0.322%		24,200	579	1,250	(671)
General Electric Capital Corp.	JPM	1.000%	06/20/2012	0.366%		11,800	95	(223)	318
General Electric Capital Corp.	JPM	1.000%	12/20/2014	0.890%		75,000	321	(3,867)	4,188
General Electric Capital Corp.	JPM	1.000%	09/20/2015	1.025%		15,000	(12)	(526)	514
General Electric Capital Corp.	JPM	1.000%	12/20/2015	1.080%		125,000	(407)	(3,121)	2,714
General Electric Capital Corp.	JPM	0.280%	03/20/2016	1.155%		10,000	(408)	0	(408)
General Electric Capital Corp.	MSC	1.000%	09/20/2011	0.322%		5,500	19	(85)	104
General Electric Capital Corp.	MSC	1.000%	12/20/2014	0.890%		50,000	213	(2,368)	2,581
General Electric Capital Corp.	MSC	1.000%	09/20/2015	1.025%		85,000	(66)	(3,104)	3,038
General Electric Capital Corp.	MSC	1.000%	12/20/2015	1.080%		10,000	(33)	(172)	139
General Electric Capital Corp.	UBS	1.000%	03/20/2012	0.350%		100,000	668	(2,045)	2,713
General Electric Capital Corp.	UBS	1.000%	12/20/2014	0.890%		65,000	278	(3,362)	3,640
Goldman Sachs Group, Inc.	BOA	1.000%	03/20/2012	0.299%		10,000	71	63	8
Goldman Sachs Group, Inc.	JPM	1.000%	06/20/2011	0.286%		50,000	95	(802)	897
Goldman Sachs Group, Inc.	JPM	1.000%	03/20/2013	0.474%		50,000	534	323	211
Goldman Sachs Group, Inc.	MSC	1.000%	03/20/2012	0.299%		25,000	180	168	12
HCA, Inc.	JPM	1.000%	06/20/2011	1.427%		25,000	(17)	(213)	196
Illinois State General Obligation Bonds, Series 2006	CITI	2.420%	03/20/2021	2.391%		7,500	33	0	33
Indonesia Government International Bond	BCLY	1.000%	09/20/2015	1.216%		45,000	(400)	(1,437)	1,037
Indonesia Government International Bond	BCLY	1.000%	12/20/2015	1.285%		60,000	(745)	(891)	146
Indonesia Government International Bond	BCLY	1.000%	03/20/2016	1.347%		10,000	(158)	(149)	(9)
Indonesia Government International Bond	BNP	1.000%	09/20/2015	1.216%		35,000	(311)	(951)	640
Indonesia Government International Bond	BNP	1.000%	03/20/2016	1.347%		10,000	(158)	(149)	(9)
Indonesia Government International Bond	BOA	1.000%	09/20/2015	1.216%		15,000	(134)	(435)	301
Indonesia Government International Bond	BOA	1.000%	12/20/2015	1.285%		50,000	(622)	(660)	38
Indonesia Government International Bond	CITI	1.000%	09/20/2015	1.216%		12,100	(108)	(274)	166
Indonesia Government International Bond	CITI	1.000%	12/20/2015	1.285%		15,000	(187)	(218)	31
Indonesia Government International Bond	CSFB	1.000%	09/20/2015	1.216%		10,000	(89)	(218)	129
Indonesia Government International Bond	CSFB	1.000%	12/20/2015	1.285%		20,000	(248)	(318)	70
Indonesia Government International Bond	CSFB	1.000%	03/20/2016	1.347%		21,900	(348)	(496)	148
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.216%		25,000	(222)	(619)	397
Indonesia Government International Bond	DUB	1.000%	12/20/2015	1.285%		15,000	(186)	(211)	25
Indonesia Government International Bond	GSC	1.000%	09/20/2015	1.216%		10,000	(89)	(333)	244
Indonesia Government International Bond	HSBC	1.000%	09/20/2015	1.216%		25,000	(223)	(792)	569
Indonesia Government International Bond	HSBC	1.000%	03/20/2016	1.347%		25,000	(397)	(566)	169
Indonesia Government International Bond	JPM	1.000%	09/20/2015	1.216%		35,000	(312)	(814)	502
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.285%		8,700	(108)	(138)	30
Indonesia Government International Bond	JPM	1.000%	03/20/2016	1.347%		10,000	(159)	(178)	19
Indonesia Government International Bond	MSC	1.000%	09/20/2015	1.216%		25,000	(223)	(623)	400
Indonesia Government International Bond	MSC	1.000%	12/20/2015	1.285%		30,000	(373)	(449)	76
Indonesia Government International Bond	MSC	1.000%	03/20/2016	1.347%		20,000	(318)	(342)	24
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.270%		44,300	354	0	354
Indonesia Government International Bond	RBS	1.330%	12/20/2011	0.270%		50,000	408	0	408
Indonesia Government International Bond	RBS	1.085%	03/20/2012	0.333%		24,270	187	0	187
Indonesia Government International Bond	RBS	1.000%	09/20/2015	1.216%		65,000	(579)	(1,465)	886
Indonesia Government International Bond	RBS	1.000%	03/20/2016	1.347%		46,900	(745)	(1,041)	296
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	204,500	361	0	361
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.809%	$	59,000	452	558	(106)
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.965%		16,000	31	196	(165)
Japan Government International Bond	BNP	1.000%	03/20/2016	0.965%		9,900	19	72	(53)
Japan Government International Bond	BOA	1.000%	03/20/2015	0.809%		69,600	533	507	26
Japan Government International Bond	BOA	1.000%	06/20/2015	0.841%		100,000	678	944	(266)
Japan Government International Bond	BOA	1.000%	09/20/2015	0.887%		125,000	642	2,043	(1,401)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.928%		56,000	197	969	(772)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%		62,100	120	892	(772)
Japan Government International Bond	DUB	1.000%	03/20/2015	0.809%		2,300	18	18	0
Japan Government International Bond	DUB	1.000%	06/20/2015	0.841%		20,000	136	177	(41)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.928%		41,700	146	786	(640)
Japan Government International Bond	GSC	1.000%	03/20/2015	0.809%		180,500	1,383	1,549	(166)
Japan Government International Bond	GSC	1.000%	06/20/2015	0.841%		44,900	305	53	252
Japan Government International Bond	GSC	1.000%	09/20/2015	0.887%		50,000	257	806	(549)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.928%		101,200	357	1,876	(1,519)
Japan Government International Bond	GSC	1.000%	03/20/2016	0.965%		50,000	97	391	(294)
Japan Government International Bond	JPM	1.000%	09/20/2015	0.887%		75,000	385	1,220	(835)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		53,800	105	446	(341)

Japan Government International Bond	MSC	1.000%	06/20/2015	0.841%	25,000	169	82	87
Japan Government International Bond	MSC	1.000%	12/20/2015	0.928%	25,000	88	452	(364)
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%	25,000	49	178	(129)
Japan Government International Bond	RBS	1.000%	06/20/2015	0.841%	30,100	204	246	(42)
Japan Government International Bond	MSC	1.000%	06/20/2016	0.840%	90,000	(25)	0	(25)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.928%	50,000	176	930	(754)
Japan Government International Bond	RBS	1.000%	03/20/2016	0.965%	35,000	67	342	(275)
Japan Government International Bond	UBS	1.000%	06/20/2015	0.841%	35,000	237	463	(226)
JPMorgan Chase & Co.	BNP	1.000%	09/20/2011	0.116%	15,000	69	65	4
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	0.199%	10,000	148	0	148
JPMorgan Chase & Co.	BOA	1.000%	09/20/2011	0.116%	7,000	31	37	(6)
JPMorgan Chase & Co.	GSC	1.000%	09/20/2011	0.116%	25,000	113	92	21
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	0.199%	9,000	120	0	120
Kazakhstan Government International Bond	CITI	1.000%	03/20/2016	1.367%	15,000	(253)	(433)	180
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	1.367%	14,300	(242)	(433)	191
Kazakhstan Government International Bond	HSBC	1.000%	09/20/2015	1.297%	25,000	(308)	(951)	643
Kazakhstan Government International Bond	HSBC	1.000%	03/20/2016	1.367%	14,300	(241)	(419)	178
Kazakhstan Government International Bond	MSC	1.000%	09/20/2015	1.297%	25,000	(308)	(985)	677
Kazakhstan Government International Bond	MSC	1.000%	03/20/2016	1.367%	10,000	(168)	(279)	111
Kazakhstan Government International Bond	UBS	1.000%	09/20/2015	1.297%	25,000	(308)	(985)	677
Lincoln National Corp.	CITI	1.000%	03/20/2016	1.460%	12,700	(267)	(417)	150
MBIA, Inc.	CITI	5.000%	09/20/2011	9.796%	50,000	(1,034)	(1,938)	904
MBIA, Inc.	GSC	5.000%	06/20/2011	9.795%	40,000	(363)	(1,450)	1,087
MBIA, Inc.	GSC	5.000%	09/20/2011	9.796%	50,000	(1,034)	(1,688)	654
Merrill Lynch & Co., Inc.	BCLY	1.000%	12/20/2011	0.289%	9,500	52	(19)	71
Merrill Lynch & Co., Inc.	BNP	1.000%	09/20/2011	0.289%	600	3	(1)	4
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2011	0.289%	3,000	11	(5)	16
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	1.307%	40,700	(570)	(866)	296
Merrill Lynch & Co., Inc.	JPM	1.000%	06/20/2011	0.289%	35,000	67	(293)	360
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2011	0.289%	11,600	43	(14)	57
Merrill Lynch & Co., Inc.	JPM	1.000%	12/20/2011	0.289%	12,500	69	(37)	106
Merrill Lynch & Co., Inc.	MSC	1.000%	09/20/2011	0.289%	50,000	185	(162)	347
Merrill Lynch & Co., Inc.	UBS	1.000%	09/20/2011	0.289%	81,200	301	(196)	497
MetLife, Inc.	BOA	1.000%	09/20/2013	0.774%	26,500	155	(1,434)	1,589
MetLife, Inc.	BOA	1.000%	09/20/2015	1.370%	25,000	(384)	(1,584)	1,200
MetLife, Inc.	BOA	1.000%	03/20/2016	1.487%	46,200	(1,029)	(707)	(322)
MetLife, Inc.	BOA	1.000%	09/20/2020	1.782%	10,000	(588)	(1,146)	558
MetLife, Inc.	CSFB	1.000%	09/20/2013	0.774%	20,000	117	(919)	1,036
MetLife, Inc.	DUB	5.000%	06/20/2012	0.378%	120,000	7,025	4,471	2,554
MetLife, Inc.	DUB	1.000%	03/20/2016	1.487%	17,000	(379)	(404)	25
MetLife, Inc.	GSC	1.000%	03/20/2015	1.236%	25,000	(217)	(1,561)	1,344
MetLife, Inc.	GSC	1.000%	12/20/2015	1.432%	27,000	(509)	(1,638)	1,129
MetLife, Inc.	GSC	1.000%	03/20/2016	1.487%	25,000	(556)	(622)	66
MetLife, Inc.	JPM	1.000%	09/20/2015	1.370%	25,000	(384)	(1,694)	1,310
MetLife, Inc.	JPM	1.000%	12/20/2015	1.432%	23,000	(433)	(1,415)	982
MetLife, Inc.	JPM	1.000%	03/20/2016	1.487%	15,000	(334)	(463)	129
MetLife, Inc.	SOG	1.000%	09/20/2013	0.774%	21,400	125	(1,004)	1,129
MetLife, Inc.	UBS	1.000%	09/20/2013	0.774%	10,000	58	(490)	548
Mexico Government International Bond	BCLY	1.000%	03/20/2015	0.890%	42,400	192	(916)	1,108
Mexico Government International Bond	BCLY	1.000%	09/20/2015	0.956%	61,000	133	(635)	768
Mexico Government International Bond	BCLY	1.000%	12/20/2015	0.991%	50,000	36	(124)	160
Mexico Government International Bond	BCLY	1.000%	03/20/2016	1.021%	50,000	(35)	(414)	379
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.956%	19,800	43	(280)	323
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.400%	11,000	(358)	(476)	118
Mexico Government International Bond	CITI	1.000%	09/20/2015	0.956%	91,800	200	(808)	1,008
Mexico Government International Bond	CITI	1.000%	03/20/2016	1.021%	226,000	(156)	(1,953)	1,797
Mexico Government International Bond	CITI	1.000%	03/20/2021	1.400%	22,700	(738)	(964)	226
Mexico Government International Bond	CSFB	1.000%	09/20/2015	0.956%	25,000	55	(217)	272
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.956%	9,400	21	(118)	139
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.991%	50,000	36	(456)	492
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.021%	150,000	(103)	(1,182)	1,079
Mexico Government International Bond	DUB	1.000%	03/20/2021	1.400%	50,000	(1,626)	(1,774)	148
Mexico Government International Bond	HSBC	1.000%	03/20/2015	0.890%	22,300	102	(471)	573
Mexico Government International Bond	HSBC	1.000%	12/20/2015	0.991%	50,000	36	(480)	516
Mexico Government International Bond	HSBC	1.000%	03/20/2016	1.021%	10,000	(7)	(44)	37
Mexico Government International Bond	HSBC	1.000%	03/20/2021	1.400%	25,000	(812)	(1,148)	336
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.024%	6,950	(32)	0	(32)
Mexico Government International Bond	MSC	1.000%	12/20/2015	0.991%	25,000	19	(356)	375
Mexico Government International Bond	RBS	1.000%	03/20/2015	0.890%	25,000	113	(529)	642
Mexico Government International Bond	UBS	1.000%	09/20/2015	0.956%	19,100	42	(270)	312
Morgan Stanley	BCLY	1.000%	03/20/2016	1.349%	15,000	(239)	(323)	84
Morgan Stanley	BNP	1.000%	03/20/2012	0.319%	18,000	125	84	41
Morgan Stanley	BOA	1.000%	06/20/2011	0.290%	17,200	32	62	(30)
Morgan Stanley	CITI	1.000%	09/20/2011	0.290%	10,000	37	(107)	144
Morgan Stanley	DUB	1.000%	03/20/2016	1.349%	35,000	(557)	(753)	196
Morgan Stanley	JPM	1.000%	06/20/2011	0.290%	78,900	150	(259)	409
Morgan Stanley	SOG	1.000%	09/20/2011	0.290%	6,000	22	(60)	82
Morgan Stanley	UBS	1.000%	09/20/2011	0.290%	13,600	51	(58)	109
New Jersey State General Obligation Bonds, Series 2001	GSC	1.950%	09/20/2011	0.552%	12,500	91	0	91
New Jersey State General Obligation Bonds, Series 2001	GSC	2.100%	09/20/2011	0.552%	12,500	100	0	100
New York State General Obligation Bonds, Series 2005	GSC	2.000%	09/20/2011	0.201%	12,500	116	0	116
New York State General Obligation Bonds, Series 2005	GSC	2.100%	09/20/2011	0.201%	12,500	122	0	122
Panama Government International Bond	DUB	1.170%	04/20/2017	0.985%	14,000	219	0	219
Panama Government International Bond	HSBC	0.760%	01/20/2012	0.269%	4,600	25	0	25
Panama Government International Bond	JPM	0.730%	01/20/2012	0.269%	12,600	66	0	66
Panama Government International Bond	MSC	0.750%	01/20/2012	0.269%	44,400	240	0	240
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%	23,000	73	(127)	200
Philippines Government International Bond	BOA	1.000%	12/20/2015	1.193%	4,100	(34)	(83)	49
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	0.985%	10,000	1,372	(179)	1,551
Prudential Financial, Inc.	BOA	1.000%	03/20/2016	1.341%	25,000	(388)	(284)	(104)
Prudential Financial, Inc.	BOA	1.000%	03/20/2018	1.516%	15,000	(469)	(424)	(45)
Prudential Financial, Inc.	CITI	5.000%	09/20/2014	0.985%	5,000	685	(90)	775

Prudential Financial, Inc.	GSC	2.250%	03/20/2013	0.620%		10,000	328	0	328
Prudential Financial, Inc.	GSC	1.000%	03/20/2016	1.341%		20,000	(311)	(382)	71
Prudential Financial, Inc.	GSC	1.000%	12/20/2017	1.502%		10,000	(295)	(950)	655
Prudential Financial, Inc.	GSC	1.000%	03/20/2018	1.516%		15,000	(469)	(482)	13
Qatar Government International Bond	CITI	1.000%	03/20/2016	1.085%		3,000	(11)	(20)	9
Qatar Government International Bond	CSFB	1.000%	03/20/2016	1.085%		11,000	(40)	(5)	(35)
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		6,000	(22)	(34)	12
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		12,000	(44)	(21)	(23)
Qatar Government International Bond	RBS	1.000%	03/20/2016	1.085%		6,000	(22)	(6)	(16)
Republic of Germany	BCLY	0.250%	06/20/2015	0.345%		25,000	(96)	(279)	183
Republic of Germany	BOA	0.250%	06/20/2015	0.345%		50,000	(192)	(534)	342
Republic of Germany	CITI	0.250%	06/20/2015	0.345%		125,000	(478)	(1,488)	1,010
Republic of Germany	GSC	0.250%	03/20/2016	0.429%		84,800	(720)	(1,287)	567
Republic of Italy Government Bond	BCLY	1.000%	03/20/2016	1.456%		89,600	(1,856)	(3,487)	1,631
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	0.343%		40,300	72	(403)	475
Republic of Italy Government Bond	BOA	1.000%	03/20/2016	1.456%		238,000	(4,930)	(8,919)	3,989
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	0.343%		59,700	106	(628)	734
Republic of Italy Government Bond	CITI	1.000%	03/20/2016	1.456%		100,000	(2,071)	(4,052)	1,981
Republic of Italy Government Bond	GSC	1.000%	06/20/2015	1.351%		17,000	(234)	(247)	13
Republic of Italy Government Bond	GSC	1.000%	12/20/2015	1.425%		50,000	(922)	(1,682)	760
Republic of Italy Government Bond	GSC	1.000%	03/20/2016	1.456%		172,100	(3,565)	(6,204)	2,639
Republic of Italy Government Bond	GSC	1.000%	06/20/2016	1.510%		68,900	(1,643)	(1,664)	21
Republic of Italy Government Bond	HSBC	1.000%	06/20/2015	1.351%		25,000	(343)	(444)	101
Republic of Italy Government Bond	JPM	1.000%	03/20/2016	1.456%		88,000	(1,823)	(3,047)	1,224
Republic of Italy Government Bond	MSC	1.000%	06/20/2015	1.351%		18,000	(247)	(253)	6
Republic of Italy Government Bond	MSC	1.000%	03/20/2016	1.456%		44,000	(911)	(1,519)	608
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	1.351%		10,000	(138)	(178)	40
Republic of Italy Government Bond	RBS	1.000%	03/20/2016	1.456%		37,000	(767)	(1,262)	495
Republic of Italy Government Bond	SOG	1.000%	06/20/2015	1.351%		25,000	(343)	(467)	124
Republic of Italy Government Bond	SOG	1.000%	03/20/2016	1.456%		50,000	(1,036)	(1,846)	810
Republic of Italy Government Bond	UBS	1.000%	12/20/2015	1.425%		50,000	(922)	(1,676)	754
Russia Government International Bond	GSC	1.000%	03/20/2016	1.246%		25,000	(280)	(619)	339
Russia Government International Bond	RBS	1.000%	03/20/2016	1.246%		25,000	(280)	(619)	339
SLM Corp.	BCLY	5.000%	09/20/2011	0.427%		2,800	66	(196)	262
SLM Corp.	BOA	5.000%	09/20/2011	0.427%		10,500	247	(1,312)	1,559
SLM Corp.	BOA	5.000%	12/20/2011	0.427%		44,200	1,543	(3,536)	5,079
SLM Corp.	CITI	5.000%	06/20/2011	0.427%		50,000	590	(1,374)	1,964
SLM Corp.	CITI	5.000%	09/20/2011	0.427%		20,000	469	0	469
SLM Corp.	DUB	1.000%	06/20/2011	0.427%		30,000	47	73	(26)
SLM Corp.	DUB	5.000%	09/20/2011	0.427%		20,000	469	(50)	519
SLM Corp.	GSC	5.000%	09/20/2011	0.427%		5,000	117	0	117
SLM Corp.	JPM	5.000%	09/20/2011	0.427%		33,400	783	(250)	1,033
SLM Corp.	MSC	5.000%	12/20/2011	0.427%		15,000	524	(1,275)	1,799
SLM Corp.	UBS	5.000%	12/20/2011	0.427%		40,000	1,397	(2,200)	3,597
South Africa Government International Bond	BCLY	1.000%	12/20/2015	1.119%		25,000	(126)	(184)	58
South Africa Government International Bond	DUB	1.000%	12/20/2015	1.119%		25,000	(126)	(184)	58
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		32,500	(1,883)	(2,133)	250
Spain Government International Bond	CITI	1.000%	03/20/2016	2.308%		50,000	(2,896)	(3,405)	509
Spain Government International Bond	DUB	1.000%	03/20/2016	2.308%		27,900	(1,616)	(1,719)	103
Spain Government International Bond	DUB	1.000%	06/20/2016	2.370%		80,000	(4,984)	(5,008)	24
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		116,800	(6,766)	(7,705)	939
Spain Government International Bond	UBS	1.000%	03/20/2016	2.308%		16,000	(927)	(986)	59
Sprint Nextel Corp.	UBS	1.000%	06/20/2019	3.783%		3,000	(515)	(508)	(7)
Swedbank AB	BNP	5.000%	09/20/2014	1.068%	EUR	25,000	4,687	4,065	622
Sweden Government Bond	JPM	1.000%	03/20/2015	0.196%	$	30,000	949	801	148
Turkey Government International Bond	DUB	1.000%	12/20/2015	1.506%		33,000	(731)	(602)	(129)
U.S. Treasury Notes	BCLY	0.250%	03/20/2015	0.311%	EUR	104,000	(331)	(1,467)	1,136
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.311%		45,000	(144)	(219)	75
U.S. Treasury Notes	CSFB	0.250%	03/20/2016	0.389%		173,500	(1,581)	(2,143)	562
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.311%		125,000	(397)	(2,163)	1,766
U.S. Treasury Notes	DUB	0.250%	06/20/2015	0.328%		50,000	(219)	(526)	307
U.S. Treasury Notes	DUB	0.250%	09/20/2015	0.351%		50,000	(299)	(689)	390
U.S. Treasury Notes	HSBC	0.250%	03/20/2016	0.389%		100,000	(911)	(1,239)	328
U.S. Treasury Notes	RBS	0.250%	03/20/2016	0.389%		62,000	(565)	(752)	187
U.S. Treasury Notes	SOG	0.250%	06/20/2015	0.328%		25,000	(109)	(221)	112
U.S. Treasury Notes	SOG	0.250%	09/20/2015	0.351%		50,000	(299)	(689)	390
U.S. Treasury Notes	UBS	0.250%	03/20/2016	0.389%		35,500	(323)	(408)	85
UBS AG	BNP	0.760%	03/20/2013	0.435%	$	30	0	0	0
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.397%		8,800	197	66	131
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.425%		100,000	2,260	569	1,691
United Kingdom Gilt	BNP	1.000%	06/20/2016	0.562%		50,000	1,104	1,134	(30)
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.450%		25,000	572	179	393
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.425%		100,000	2,260	424	1,836
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.450%		200,000	4,575	1,549	3,026
United Kingdom Gilt	CSFB	1.000%	06/20/2015	0.450%		50,000	1,144	538	606
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.512%		50,000	1,125	1,164	(39)
United Kingdom Gilt	CSFB	1.000%	03/20/2016	0.538%		20,500	457	396	61
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.425%		67,500	1,526	214	1,312
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		175,000	4,003	1,560	2,443
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%		67,500	1,504	908	596
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.425%		345,000	7,798	1,186	6,612
United Kingdom Gilt	GSC	1.000%	06/20/2015	0.450%		25,000	572	173	399
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		55,000	1,237	1,069	168
United Kingdom Gilt	GSC	1.000%	03/20/2016	0.538%		205,000	4,570	4,079	491
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.397%		8,900	198	66	132
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		79,500	1,797	645	1,152
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.450%		75,000	1,715	526	1,189
United Kingdom Gilt	JPM	1.000%	12/20/2015	0.512%		47,000	1,057	1,090	(33)
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%		14,600	326	109	217
United Kingdom Gilt	MSC	0.250%	03/20/2015	0.425%		30,000	(202)	(339)	137
United Kingdom Gilt	MSC	1.000%	03/20/2015	0.425%		200,000	4,521	1,758	2,763
United Kingdom Gilt	MSC	1.000%	06/20/2015	0.450%		50,000	1,144	333	811

United Kingdom Gilt	SOG	1.000%	12/20/2014	0.397%	28,900	645	202	443
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%	275,000	6,215	1,117	5,098
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.450%	50,000	1,144	527	617
United Kingdom Gilt	UBS	1.000%	06/20/2015	0.450%	100,000	2,287	1,202	1,085
United Kingdom Gilt	UBS	1.000%	12/20/2015	0.512%	37,300	839	859	(20)
UnitedHealth Group, Inc.	BOA	1.000%	03/20/2018	1.051%	50,000	(145)	(379)	234
Verizon Communications, Inc.	BCLY	1.000%	06/20/2013	0.313%	14,205	222	105	117
Verizon Communications, Inc.	CITI	1.000%	06/20/2013	0.313%	10,900	170	97	73
Verizon Communications, Inc.	JPM	1.000%	06/20/2013	0.313%	15,000	234	75	159
Vodafone Group PLC	DUB	1.000%	09/20/2015	0.658%	15,000	225	131	94
Vodafone Group PLC	GSC	1.000%	09/20/2015	0.658%	40,000	602	257	345
Wells Fargo & Co.	BCLY	2.500%	12/20/2013	0.352%	5,000	295	0	295
Wells Fargo & Co.	BNP	1.000%	03/20/2012	0.176%	10,000	82	77	5
Wells Fargo & Co.	BOA	1.000%	06/20/2011	0.146%	33,500	74	222	(148)
Wells Fargo & Co.	DUB	1.240%	03/20/2013	0.277%	4,500	87	0	87
Wells Fargo & Co.	DUB	2.500%	12/20/2013	0.352%	5,000	295	0	295
Wells Fargo & Co.	JPM	1.000%	09/20/2011	0.146%	12,400	55	74	(19)
Wells Fargo & Co.	SOG	1.000%	09/20/2011	0.146%	18,000	79	85	(6)

						$116,082	$(247,046)	$363,128

Credit Default Swaps on Credit Indices - Sell Protection(2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount(4)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BCLY	5.000%	12/20/2014	$75,200	$8,316	$8,835	$(519)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	124,900	13,812	14,192	(380)
CDX.EM-12 5-Year Index	GSC	5.000%	12/20/2014	24,300	2,688	2,892	(204)
CDX.EM-12 5-Year Index	HSBC	5.000%	12/20/2014	25,000	2,765	2,900	(135)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	25,000	2,765	2,838	(73)
CDX.EM-12 5-Year Index	MSC	5.000%	12/20/2014	25,000	2,764	2,962	(198)
CDX.EM-12 5-Year Index	UBS	5.000%	12/20/2014	50,000	5,529	4,975	554
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	711,200	85,940	88,665	(2,725)
CDX.EM-13 5-Year Index	CITI	5.000%	06/20/2015	20,000	2,417	2,290	127
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015	32,400	3,915	4,200	(285)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	526,500	63,621	66,005	(2,384)
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015	50,700	6,126	6,337	(211)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	977,700	118,143	122,641	(4,498)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	68,100	8,229	7,866	363
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015	153,200	18,513	16,939	1,574
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	405,100	53,303	51,271	2,032
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015	185,600	24,421	24,908	(487)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	122,800	16,158	15,193	965
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	394,800	51,948	50,837	1,111
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	170,800	22,474	22,253	221
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015	61,400	8,079	8,330	(251)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	156,600	20,605	20,076	529
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015	201,900	26,566	27,885	(1,319)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016	158,700	22,267	21,348	919
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016	101,400	14,228	13,740	488
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	100,146	409	0	409
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	126,049	580	0	580
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	96,294	460	0	460
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015	1,024,600	35,538	(11,531)	47,069
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015	452,350	15,689	(388)	16,077
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	801	0	801
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	581	0	581
CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	30,000	396	0	396
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012	33,800	511	0	511
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	102,700	1,596	0	1,596
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	211,322	1,772	0	1,772
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	96,450	1,090	0	1,090
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,246	915	0	915
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,838	113	0	113
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	13,889	160	0	160
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,585	319	0	319
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	163,965	2,069	0	2,069
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	241,125	3,085	0	3,085
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	14,082	159	0	159
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	21,894	251	0	251
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012	385,800	4,468	0	4,468
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	183,255	2,316	0	2,316
CDX.IG-9 10-Year Index 30-100%	GSC	0.507%	12/20/2017	241,125	2,020	0	2,020
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	62,017	672	0	672
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	144,675	1,234	0	1,234
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	130,979	1,458	0	1,458
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	132,136	1,355	0	1,355
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	163,579	1,428	0	1,428
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013	241,125	2,098	0	2,098
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	1,130,150	8,483	1,084	7,399
MCDX-14 5-Year Index	GSC	1.000%	06/20/2015	100,000	(1,498)	(4,866)	3,368
MCDX-15 5-Year Index	CITI	1.000%	12/20/2015	28,100	(559)	(1,092)	533
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	25,000	(497)	(980)	483
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015	25,000	(498)	(972)	474
MCDX-15 5-Year Index	MSC	1.000%	12/20/2015	21,900	(436)	(866)	430
MCDX-15 10-Year Index	CITI	1.000%	12/20/2020	25,000	(1,244)	(1,425)	181
MCDX-15 10-Year Index	GSC	1.000%	12/20/2020	25,000	(1,243)	(1,424)	181

					$691,643	$587,918	$103,725

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date(6)	Counterparty		Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value		Upfront Premiums Paid/(Received)		Unrealized Appreciation
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	BCLY	AUD	250,000	USD	249,375	$	11,139	$	(787)	$	11,926
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	CSFB		50,000		49,875		2,227		(158)		2,385

								$	13,366	$	(945)	$	14,311

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	159,000	$(1,568)	$(2,885)	$1,317
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	191	0	191
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	147	0	147
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		459,700	1,480	(539)	2,019
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		454,000	2,972	712	2,260
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		540,400	3,538	518	3,020
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		845,100	5,325	1,069	4,256
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		1,114,300	7,021	1,522	5,499
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		412,200	4,368	1,939	2,429
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		268,000	2,840	1,299	1,541
Pay	1-Year BRL-CDI	11.290%	01/02/2012	GSC		570,000	4,524	0	4,524
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,132,000	10,486	3,965	6,521
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		411,000	3,807	1,032	2,775
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		535,900	2,111	0	2,111
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		444,000	1,899	(30)	1,929
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		127,400	605	0	605
Pay	1-Year BRL-CDI	11.570%	01/02/2012	JPM		450,000	4,255	1,229	3,026
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		1,094,300	4,777	(572)	5,349
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	4,232	120	4,112
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		61,900	605	300	305
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		175,100	1,292	327	965
Pay	1-Year BRL-CDI	12.140%	01/02/2012	RBC		300,000	2,030	0	2,030
Pay	1-Year BRL-CDI	12.480%	01/02/2012	MSC		282,500	2,853	823	2,030
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	520	55	465
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	2,979	175	2,804
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		491,200	1,378	37	1,341
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		265,200	452	(193)	645
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		896,000	2,942	267	2,675
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		450,900	1,480	810	670
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		3,305,900	8,572	3,310	5,262
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		453,900	1,181	954	227
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		548,000	1,917	(788)	2,705
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		404,300	(462)	189	(651)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		650,700	(624)	363	(987)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		43,600	185	68	117
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		345,100	421	625	(204)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		403,000	2,319	356	1,963
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		709,400	5,116	1,426	3,690
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		836,000	6,135	658	5,477
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		877,000	7,718	897	6,821
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		1,632,400	14,888	4,177	10,711
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		3,044,800	20,244	7,519	12,725
Pay	1-Year BRL-CDI	12.550%	01/02/2013	RBS		264,500	2,194	1,335	859
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		536,400	4,276	1,825	2,451
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		277,800	(1,355)	(31)	(1,324)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		444,900	(245)	1,894	(2,139)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		227,500	421	0	421
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700	917	(61)	978
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		442,800	2,031	424	1,607
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		583,600	5,174	2,018	3,156
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		973,700	9,073	2,096	6,977
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,514,500	16,706	5,080	11,626
Pay	3-Month AUD Bank Bill	4.250%	06/15/2011	RBC	AUD	350,900	(632)	(51)	(581)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB		267,000	(306)	451	(757)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		255,900	(294)	766	(1,060)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA		$1,673,600	25,464	51,455	(25,991)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		556,700	8,470	17,311	(8,841)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		306,500	4,663	138	4,525
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		913,600	13,900	33,423	(19,523)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY		158,900	2,257	3,575	(1,318)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP		73,400	1,043	3,230	(2,187)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		1,973,100	28,034	23,013	5,021
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		958,400	13,618	25,448	(11,830)

Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		391,800	5,567	14,819	(9,252)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		550,000	7,815	15,078	(7,263)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		1,192,600	16,945	25,736	(8,791)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		832,300	11,826	16,689	(4,863)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		414,700	5,892	12,084	(6,192)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		2,223,400	31,591	19,368	12,223
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		1,978,200	28,107	45,857	(17,750)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		963,400	13,689	23,950	(10,261)
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	813,600	(3,414)	5,211	(8,625)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	CSFB	EUR	778,600	(5,222)	(1,872)	(3,350)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	MSC		300,000	(2,012)	(1,754)	(258)
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	BCLY	JPY	23,300,000	12,097	7,405	4,692
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	BOA		5,000,000	2,596	76	2,520
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	CSFB		15,000,000	7,787	(646)	8,433
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	RBS		17,000,000	8,826	3,589	5,237
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	UBS		18,000,000	9,344	6,010	3,334
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	886,100	(51)	(35)	(16)
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY		300,000	1,094	0	1,094
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	1,604	28	1,576
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		1,565,679	2,425	756	1,669

							$439,066	$397,422	$41,644

(o)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	5,574	$2,753	$(3,063)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	12,549	5,800	(2,948)
Put - CBOT U.S. Treasury 10-Year Note May Futures	118.500	04/21/2011	665	258	(426)
Call - CBOT U.S. Treasury 10-Year Note May Futures	123.000	04/21/2011	665	300	(16)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	33,197	26,449	(25,105)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	48,143	29,941	(9,436)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	48,143	20,661	(26,018)

				$86,162	$(67,012)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	3,251,600	$6,666	$(13,436)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		3,745,900	21,371	(50,734)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		4,179,200	15,776	(35,995)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,727,900	22,858	(39,823)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		270,100	1,840	(3,943)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,454,400	14,563	(35,831)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,211,300	7,488	(17,683)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		11,224,600	88,302	(163,862)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,414,800	12,651	(18,108)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,564,800	36,619	(45,626)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,883,600	31,346	(36,907)
Put - OTC 3-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		41,200	261	(527)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		1,572,700	16,326	(24,514)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,986,800	21,576	(25,429)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,774,400	38,574	(48,309)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,034,000	19,933	(31,704)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,683,300	48,236	(72,741)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,915,300	47,353	(57,973)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		668,500	16,786	(20,235)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		355,500	4,995	(2,343)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		360,000	2,448	(39)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	13,437	(10,997)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		710,300	9,873	(4,682)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		750,000	4,662	(81)
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		182,000	1,256	(20)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		187,400	2,558	(1,235)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		340,000	2,261	(37)
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		222,600	579	(78)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		222,600	1,182	(1,384)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		354,900	4,880	(2,339)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,995,300	12,243	(216)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	11,650	(8,797)
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		124,900	493	(43)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		124,900	500	(777)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		689,900	9,751	(4,547)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		719,000	4,889	(78)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		2,000,000	23,400	(17,595)
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	619	(68)

								$580,201	$(798,736)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$200,000	$602	$(348)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011	200,000	659	(203)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011	79,000	395	(229)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011	100,000	310	(174)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011	100,000	315	(102)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011	280,000	602	(647)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011	280,000	1,148	(813)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011	173,600	573	(302)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011	173,600	538	(177)

Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.300%	09/21/2011	159,200	724	(633)

						$ 5,866	$(3,628)

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	79.000	04/21/2011	$170,500	$699	$ (93)
Put - OTC USD versus JPY		79.000	04/21/2011	250,000	1,325	(137)

					$2,024	$ (230)

Straddle Options
Description	Counterparty	Exercise Level(7)	Expiration Date	Notional Amount	Premium(7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$1,634,000	$8,628	$ (13,697)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	1,518,000	7,712	(12,725)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	7,499,700	83,843	(132,597)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	4,079,100	44,366	(71,941)

					$144,549	$ (230,960)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,757,700	$14,866	$(9,784)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	4,179,400	37,277	(23,918)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	483,000	6,231	(2,959)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	631,100	4,733	(4,503)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] -Inflation Adjustment) or 0	10/13/2020	486,300	4,766	(3,819)
						$ 67,873	$(44,983)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	116,134	$105,180,800	EUR	512,000	$899,148
Sales	313,524	141,823,170		952,800	1,146,567
Closing Buys	(280,722)	(115,864,770)		(1,383,800)	(963,819)
Expirations	0	(6,375,400)		0	(47,889)
Exercised	0	(34,135,900)		0	(147,332)

Balance at 03/31/2011	148,936	$90,627,900	EUR	81,000	$886,675

(p)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$56,519	$62,032	0.03%
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010 - 11/29/2010	102,791	102,904	0.04%
Continental Airlines, Inc.	6.920%	04/02/2013	10/21/2010	3,876	3,833	0.00%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	187	156	0.00%
Goldman Sachs Group, Inc.	1.594%	08/12/2015	12/01/2009	69,647	66,542	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	3,213	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	81	92	0.00%
Santander UK PLC	1.388%	08/28/2017	03/31/2011	87,166	87,166	0.04%
SLM Corp.	4.800%	02/13/2014	03/12/2010	9,032	9,293	0.00%

				$330,446	$335,231	0.14%

(q)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value(8)
Fannie Mae	3.500%	12/01/2040	$8,894	$8,411	$(8,421)
Fannie Mae	3.500%	04/01/2041	1,788,500	1,675,203	(1,680,632)
Fannie Mae	4.000%	12/01/2040	959	946	(948)
Fannie Mae	5.500%	03/01/2041	2,000	2,135	(2,138)
Fannie Mae	5.500%	04/01/2041	497,000	530,617	(531,169)
Freddie Mac	3.500%	04/01/2041	1,856,000	1,735,667	(1,740,289)
Freddie Mac	4.000%	04/01/2041	1,595,500	1,569,010	(1,563,839)
Ginnie Mae	6.000%	05/01/2041	7,000	7,673	(7,678)
U.S. Treasury Bonds	2.625%	11/15/2020	899,400	842,895	(847,356)
U.S. Treasury Bonds	3.625%	02/15/2021	1,321,900	1,348,007	(1,348,640)

				$7,720,564	$(7,731,110)

(8)	Market value includes $18,766 of interest payable on short sales.

(r)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	254,653	04/2011	BCLY	$0	$(11,078)	$(11,078)
Buy		610	04/2011	BNP	9	0	9
Sell		3,313	04/2011	BOA	0	(117)	(117)
Sell		23,032	04/2011	CITI	0	(639)	(639)
Sell		50,000	04/2011	JPM	0	(2,190)	(2,190)
Buy		659,335	04/2011	RBS	35,233	0	35,233
Sell		55,965	04/2011	RBS	0	(1,353)	(1,353)
Sell	BRL	502,031	04/2011	BCLY	0	(11,590)	(11,590)
Buy		83,060	04/2011	CITI	1,168	0	1,168

Buy		273,013	04/2011	HSBC	3,838	0	3,838
Buy		145,958	04/2011	RBS	2,130	0	2,130
Sell		1,110,148	05/2011	HSBC	0	(23,221)	(23,221)
Sell		83,060	06/2011	CITI	0	(1,226)	(1,226)
Buy		5,811	06/2011	HSBC	4	0	4
Sell		273,013	06/2011	HSBC	0	(3,954)	(3,954)
Sell		145,958	07/2011	RBS	0	(2,160)	(2,160)
Buy		69,788	09/2011	BOA	3,839	0	3,839
Buy		61,457	09/2011	MSC	3,354	0	3,354
Sell	CAD	123,137	06/2011	BNP	0	(796)	(796)
Sell		47,132	06/2011	CITI	0	(821)	(821)
Buy		125	06/2011	CSFB	1	0	1
Buy		51,017	06/2011	DUB	942	0	942
Sell	CHF	19,272	05/2011	BNP	0	(358)	(358)
Sell		192,398	05/2011	CITI	0	(948)	(948)
Buy		44,801	05/2011	MSC	824	0	824
Sell		8,062	05/2011	RBS	0	(440)	(440)
Sell	CNY	529,641	04/2011	CITI	0	(142)	(142)
Buy		248,138	04/2011	HSBC	399	0	399
Sell		132,177	04/2011	HSBC	0	(39)	(39)
Buy		744,094	04/2011	JPM	1,150	0	1,150
Sell		130,414	04/2011	JPM	0	(43)	(43)
Sell		200,000	04/2011	SOG	0	(55)	(55)
Buy		1,065,464	06/2011	BCLY	4,486	0	4,486
Buy		649,092	06/2011	DUB	0	(1,304)	(1,304)
Buy		2,120,262	06/2011	JPM	8,281	0	8,281
Buy		114,614	11/2011	BCLY	35	(67)	(32)
Buy		1,126,040	11/2011	CITI	299	0	299
Buy		85,350	11/2011	HSBC	0	(89)	(89)
Buy		679,898	11/2011	JPM	403	(412)	(9)
Buy		48,570	11/2011	RBS	8	0	8
Buy		55,863	02/2012	BCLY	0	(57)	(57)
Buy		359,078	02/2012	CITI	107	0	107
Buy		132,177	02/2012	HSBC	69	0	69
Buy		124,961	02/2012	JPM	82	0	82
Buy		200,000	02/2012	SOG	119	0	119
Buy		170,562	02/2013	CITI	36	0	36
Buy	EUR	6,521	04/2011	BCLY	121	0	121
Sell		18,785	04/2011	BCLY	0	(985)	(985)
Buy		68,192	04/2011	BNP	0	(69)	(69)
Sell		32,223	04/2011	BNP	0	(1,998)	(1,998)
Buy		10,094	04/2011	BOA	596	0	596
Sell		49,718	04/2011	BOA	0	(2,071)	(2,071)
Buy		1,413	04/2011	CITI	77	0	77
Sell		1,076,747	04/2011	CITI	0	(70,868)	(70,868)
Sell		1,594,559	04/2011	DUB	0	(65,119)	(65,119)
Buy		10,547	04/2011	HSBC	0	(27)	(27)
Buy		18,300	04/2011	JPM	555	0	555
Sell		165,836	04/2011	JPM	0	(10,302)	(10,302)
Sell		1,810,952	04/2011	MSC	0	(103,659)	(103,659)
Buy		120,772	04/2011	RBC	3,218	(1)	3,217
Sell		1,463,590	04/2011	RBC	0	(108,456)	(108,456)
Buy		14,824	04/2011	RBS	789	0	789
Sell		50,369	04/2011	RBS	0	(2,399)	(2,399)
Sell	GBP	827	05/2011	BCLY	18	0	18
Sell		1,397	06/2011	BNP	27	0	27
Sell		99,911	06/2011	BOA	271	0	271
Sell		457,949	06/2011	CITI	927	0	927
Sell		500,233	06/2011	CSFB	824	0	824
Buy		941	06/2011	DUB	0	(8)	(8)
Sell		10,045	06/2011	DUB	90	0	90
Sell		33,000	06/2011	HSBC	0	(136)	(136)
Sell		317,163	06/2011	RBC	3,291	0	3,291
Buy	HKD	11,673	04/2011	CITI	1	0	1
Sell		451,200	04/2011	HSBC	55	0	55
Buy	IDR	819,250,800	04/2011	BCLY	1,476	0	1,476
Sell		614,675,426	04/2011	BOA	0	(134)	(134)
Buy		376,085,630	04/2011	CITI	2,276	0	2,276
Sell		570,606,523	04/2011	CITI	0	(80)	(80)
Buy		840,884,700	04/2011	JPM	1,960	0	1,960
Buy		433,923,000	04/2011	MSC	2,328	0	2,328
Buy		1,036,243,252	07/2011	BCLY	6,339	0	6,339
Buy		169,060,500	07/2011	BNP	1,381	0	1,381
Buy		1,615,276,709	07/2011	CITI	10,208	0	10,208
Buy		2,012,323,850	07/2011	HSBC	14,399	0	14,399
Buy		176,444,260	07/2011	JPM	890	0	890
Buy		153,846,000	07/2011	RBS	1,257	0	1,257
Buy		328,464,700	10/2011	CITI	1,481	0	1,481
Buy		1,004,684,000	10/2011	DUB	4,705	0	4,705
Buy		1,796,589,481	10/2011	RBS	7,434	0	7,434
Buy		614,675,426	01/2012	BOA	414	0	414
Buy		570,606,523	01/2012	CITI	345	0	345
Buy	INR	6,866,444	05/2011	BCLY	3,586	0	3,586
Buy		1,305,245	05/2011	BOA	1,073	0	1,073
Buy		6,833,661	05/2011	CITI	4,163	0	4,163
Buy		8,062,000	05/2011	GSC	4,530	0	4,530
Buy		9,014,603	05/2011	JPM	6,155	0	6,155
Buy		3,839,183	05/2011	MSC	2,509	0	2,509
Buy		4,030,000	08/2011	DUB	1,858	0	1,858
Buy		5,927,424	08/2011	HSBC	2,456	0	2,456
Buy	JPY	1,429,214	04/2011	BOA	0	(289)	(289)
Buy		1,000,000	04/2011	CITI	0	(61)	(61)

Sell		63,156,496	04/2011	CITI	28,243	0	28,243
Sell		911,000	04/2011	CSFB	297	0	297
Sell		1,000,000	04/2011	DUB	73	0	73
Buy		132,659	04/2011	HSBC	0	(27)	(27)
Sell		28,279,820	04/2011	RBS	467	(392)	75
Buy		181,201	04/2011	UBS	0	(7)	(7)
Sell		233,132	04/2011	UBS	62	0	62
Sell		170,000,000	05/2011	DUB	42,364	0	42,364
Sell		35,710,000	06/2011	CITI	2,355	0	2,355
Sell		21,000,000	06/2011	RBS	425	0	425
Buy	KRW	48,797,800	05/2011	BCLY	854	0	854
Buy		40,295,820	05/2011	BOA	1,272	0	1,272
Buy		292,197,599	05/2011	CITI	6,157	0	6,157
Buy		45,551,571	05/2011	GSC	904	0	904
Buy		66,384,785	05/2011	HSBC	1,998	0	1,998
Buy		1,326,991,236	05/2011	JPM	52,187	0	52,187
Buy		729,054,853	05/2011	MSC	13,487	0	13,487
Buy		59,188,567	05/2011	RBS	1,549	0	1,549
Buy		33,335,050	05/2011	UBS	1,637	0	1,637
Buy		38,701,180	08/2011	CITI	686	0	686
Buy		11,881,742	08/2011	GSC	214	0	214
Buy		15,805,240	08/2011	MSC	246	0	246
Buy		20,948,000	08/2011	RBS	197	0	197
Buy	MXN	192,837	07/2011	BCLY	290	0	290
Buy		3,615,059	07/2011	CITI	5,878	0	5,878
Buy		2,201,331	07/2011	DUB	4,373	0	4,373
Buy		17,235,014	07/2011	HSBC	27,593	0	27,593
Buy		3,088,500	07/2011	JPM	7,483	0	7,483
Buy		3,058,547	07/2011	MSC	5,003	0	5,003
Buy		578,498	07/2011	RBS	859	0	859
Buy		384,139	07/2011	UBS	625	0	625
Buy	MYR	400,283	08/2011	BCLY	2,319	0	2,319
Buy		774,695	08/2011	CITI	4,115	0	4,115
Buy		78,806	08/2011	HSBC	354	0	354
Buy		132,400	08/2011	JPM	651	0	651
Buy		148,443	08/2011	MSC	630	0	630
Buy	NOK	333,378	05/2011	BCLY	797	0	797
Buy		36,714	05/2011	RBS	155	0	155
Buy	NZD	9,179	04/2011	BCLY	21	0	21
Buy	PHP	1,091,736	04/2011	BCLY	0	(539)	(539)
Buy		1,773,200	04/2011	BOA	566	0	566
Buy		1,837,646	04/2011	CITI	167	(136)	31
Sell		2,543,669	04/2011	HSBC	0	(12)	(12)
Buy		1,945,777	04/2011	JPM	284	(171)	113
Sell		2,710,944	04/2011	JPM	0	(257)	(257)
Sell		1,393,746	04/2011	MSC	0	(22)	(22)
Buy		13,658,385	06/2011	BCLY	8,241	0	8,241
Buy		461,000	06/2011	BOA	0	(61)	(61)
Buy		7,523,021	06/2011	CITI	1,191	(501)	690
Buy		1,729,228	06/2011	DUB	190	(84)	106
Buy		641,283	06/2011	HSBC	136	0	136
Buy		9,405,218	06/2011	JPM	3,154	(135)	3,019
Buy		1,031,374	06/2011	RBS	0	(212)	(212)
Buy		3,379,647	11/2011	BCLY	1,671	0	1,671
Buy		8,994,336	11/2011	CITI	2,336	(231)	2,105
Buy		1,356,740	11/2011	DUB	446	0	446
Buy		1,313,208	11/2011	GSC	344	0	344
Buy		4,031,282	11/2011	JPM	1,233	(191)	1,042
Buy		2,543,669	03/2012	HSBC	29	0	29
Buy		2,710,944	03/2012	JPM	291	0	291
Buy		1,393,747	03/2012	MSC	40	0	40
Buy	RUB	1,523,822	04/2011	BCLY	995	0	995
Sell		1,523,822	04/2011	BCLY	3	0	3
Buy		1,984,445	04/2011	CITI	0	(4)	(4)
Sell		1,984,445	04/2011	CITI	0	(362)	(362)
Buy		460,623	04/2011	JPM	301	0	301
Sell		460,623	04/2011	JPM	1	0	1
Buy		1,984,445	07/2011	CITI	417	0	417
Buy	SEK	85,060	05/2011	MSC	138	0	138
Buy	SGD	103,190	05/2011	CITI	468	0	468
Buy		191,163	06/2011	BOA	2,251	0	2,251
Buy		38,849	06/2011	CITI	625	0	625
Buy		179,289	06/2011	DUB	4,703	0	4,703
Buy		497,586	06/2011	GSC	8,516	0	8,516
Buy		144,511	06/2011	JPM	3,160	0	3,160
Buy		162,429	06/2011	RBS	5,476	0	5,476
Buy		66,300	09/2011	BCLY	763	0	763
Buy		130,600	09/2011	CITI	1,542	0	1,542
Buy		104,310	09/2011	DUB	995	0	995
Buy		677	09/2011	HSBC	3	0	3
Buy		216,385	09/2011	JPM	2,106	0	2,106
Buy		146,400	09/2011	RBS	1,581	0	1,581
Buy	TRY	668,105	07/2011	HSBC	6,800	0	6,800
Buy		370,639	07/2011	JPM	3,342	0	3,342
Buy	TWD	889,949	04/2011	BCLY	74	0	74
Sell		889,949	04/2011	BCLY	0	(40)	(40)
Buy		998,017	04/2011	BOA	1,143	0	1,143
Sell		998,017	04/2011	BOA	0	(83)	(83)
Buy		2,000,000	04/2011	CITI	167	0	167
Sell		2,000,000	04/2011	CITI	0	(195)	(195)
Buy		2,516,599	04/2011	DUB	1,636	0	1,636
Sell		2,516,599	04/2011	DUB	0	(210)	(210)

Buy		440,000	04/2011	GSC	37	0	37
Sell		440,000	04/2011	GSC	0	(38)	(38)
Buy		430,000	04/2011	HSBC	36	0	36
Sell		430,000	04/2011	HSBC	0	(37)	(37)
Buy		966,900	04/2011	JPM	939	0	939
Sell		966,900	04/2011	JPM	0	(82)	(82)
Buy		600,000	04/2011	RBS	50	0	50
Sell		600,000	04/2011	RBS	0	(38)	(38)
Buy		889,949	01/2012	BCLY	62	0	62
Buy		2,000,000	01/2012	CITI	229	0	229
Buy		440,000	01/2012	GSC	50	0	50
Buy		430,000	01/2012	HSBC	52	0	52
Buy		121,567	01/2012	JPM	18	0	18
Buy		600,000	01/2012	RBS	61	0	61
Buy	ZAR	90	04/2011	HSBC	1	0	1
Buy		186,086	04/2011	JPM	713	0	713
Buy		197,435	04/2011	MSC	785	0	785
Buy		979,113	07/2011	CITI	2,895	0	2,895
Buy		3,269,374	07/2011	DUB	11,775	0	11,775
Buy		172,787	07/2011	HSBC	317	0	317
Buy		385,950	07/2011	JPM	728	(135)	593
Buy		668,579	07/2011	UBS	2,132	0	2,132
Buy		235,647	09/2011	BCLY	3,018	0	3,018
Buy		112,465	09/2011	MSC	1,436	0	1,436
Buy		133,000	09/2011	UBS	1,700	0	1,700

					$472,278	$(433,963)	$38,315

(s)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities(2):

Category and Subcategory(3)	Level 1(4)	Level 2(5)	Level 3(6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$1,392,435	$44,644	$1,437,079
Corporate Bonds & Notes
Banking & Finance	0	59,146,345	342,541	59,488,886
Industrials	0	12,293,003	182,410	12,475,413
Utilities	0	4,361,730	1,223	4,362,953
Convertible Bonds & Notes
Banking & Finance	0	15,325	0	15,325
Industrials	0	249,288	0	249,288
Municipal Bonds & Notes
Alabama	0	1,157	0	1,157
Arizona	0	29,478	0	29,478
Arkansas	0	905	0	905
California	0	3,117,811	0	3,117,811
Colorado	0	11,189	0	11,189
Connecticut	0	156	0	156
District of Columbia	0	156,539	0	156,539
Florida	0	89,874	0	89,874
Georgia	0	108,828	0	108,828
Illinois	0	1,205,508	0	1,205,508
Indiana	0	49,852	0	49,852
Iowa	0	79,988	0	79,988
Kansas	0	346	0	346
Louisiana	0	99,471	0	99,471
Massachusetts	0	69,509	0	69,509
Michigan	0	52,562	0	52,562
Minnesota	0	1,016	0	1,016
Mississippi	0	10,483	0	10,483
Missouri	0	1,586	0	1,586
Nebraska	0	44,970	0	44,970
Nevada	0	359,379	0	359,379
New Jersey	0	330,171	0	330,171
New York	0	1,181,639	0	1,181,639
North Carolina	0	44,921	0	44,921
North Dakota	0	4,851	0	4,851
Ohio	0	666,629	0	666,629
Oregon	0	34,528	0	34,528
Pennsylvania	0	106,932	0	106,932
Puerto Rico	0	9,145	0	9,145
Rhode Island	0	6,847	0	6,847
South Carolina	0	367	0	367
South Dakota	0	1,396	0	1,396
Tennessee	0	1,128	0	1,128
Texas	0	412,296	0	412,296
Utah	0	5,771	0	5,771
Virginia	0	6,217	0	6,217
Washington	0	35,151	0	35,151
West Virginia	0	112,426	0	112,426
Wisconsin	0	2,757	0	2,757
U.S. Government Agencies	0	63,828,707	138,153	63,966,860
U.S. Treasury Obligations	0	6,635,388	0	6,635,388
Mortgage-Backed Securities	0	14,418,087	70,004	14,488,091
Asset-Backed Securities	0	2,741,603	738,158	3,479,761
Sovereign Issues	0	15,890,936	549,754	16,440,690
Convertible Preferred Securities Industrials	0	60,164	0	60,164
Preferred Securities Banking & Finance	26,952	22,723	0	49,675
Short-Term Instruments
Certificates of Deposit	0	1,351,679	0	1,351,679

Commercial Paper	0	9,351,378	0	9,351,378
Repurchase Agreements	0	21,479,741	0	21,479,741
Short-Term Notes	0	128,021	0	128,021
Japan Treasury Bills	0	2,725,148	0	2,725,148
U.S. Treasury Bills	0	6,997,305	0	6,997,305
PIMCO Short-Term Floating NAV Portfolio	35,373,075	0	0	35,373,075

	$35,400,027	$231,542,785	$2,066,887	$269,009,699
Short Sales, at value	$0	$(7,731,110)	$0	$(7,731,110)
Financial Derivative Instruments(7) - Assets
Credit Contracts	46	512,439	0	512,485
Foreign Exchange Contracts	0	486,752	0	486,752
Interest Rate Contracts	162,879	195,658	0	358,537

	$162,925	$1,194,849	$0	$1,357,774
Financial Derivative Instruments(7) - Liabilities
Credit Contracts	0	(100,933)	0	(100,933)
Foreign Exchange Contracts	0	(434,357)	0	(434,357)
Interest Rate Contracts	(273,391)	(1,019,762)	(275,943)	(1,569,096)

	$(273,391)	$(1,555,052)	$(275,943)	$(2,104,386)

Totals	$35,289,561	$223,451,472	$1,790,944	$260,531,977

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory(3)	Beginning Balance at 03/31/2010	Net Purchases(8)	Net Sales(8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011(9)
Investments, at value
Bank Loan Obligations	$0	$45,000	$0	$0	$0	$(356)	$0	$0	$44,644	$(356)
Corporate Bonds & Notes
Banking & Finance	153,595	106,006	(450)	2,347	3	13,709	125,805	(58,474)	342,541	5,283
Industrials	769	60,832	(2,114)	(135)	95	1,114	121,849	0	182,410	1,101
Utilities	0	0	0	0	0	0	1,223	0	1,223	0
U.S. Government Agencies	157,025	(2,118)	(31,411)	(667)	(152)	52	15,424	0	138,153	(413)
Mortgage-Backed Securities	357,017	55,178	(142,481)	280	43	24,180	0	(224,213)	70,004	2,591
Asset-Backed Securities	507,848	531,835	(158,525)	2,431	1,681	34,420	0	(181,532)	738,158	25,971
Sovereign Issues	0	550,853	0	1	0	(1,100)	0	0	549,754	(1,100)
Short-Term Instruments
Commercial Paper	19,484	0	(19,600)	0	0	116	0	0	0	0

	$1,195,738	$1,347,586	$(354,581)	$4,257	$1,670	$72,135	$264,301	$(464,219)	$2,066,887	$33,077
Financial Derivative Instruments(7) - Liabilities
Credit Contracts	(5,886)	2,530	0	0	5,062	(1,706)	0	0	0	0
Interest Rate Contracts	(18,866)	0	(192,822)	0	0	(64,255)	0	0	(275,943)	(64,255)

	$(24,752)	$2,530	$(192,822)	$0	$5,062	$(65,961)	$0	$0	$(275,943)	$(64,255)

Totals	$1,170,986	$1,350,116	$(547,403)	$4,257	$6,732	$6,174	$264,301	$(464,219)	$1,790,944	$(31,178)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(t)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Assets:
Variation margin receivable(2)	$0	$0	$0	$0	$120,339	$120,339
Unrealized appreciation on foreign currency contracts	0	0	0	472,278	0	472,278
Unrealized appreciation on swap agreements	0	512,484	0	14,475	195,658	722,617

	$0	$512,484	$0	$486,753	$315,997	$1,315,234

Liabilities:
Written options outstanding	$0	$3,628	$0	$230	$1,141,691	$1,145,549
Unrealized depreciation on foreign currency contracts	0	0	0	433,963	0	433,963
Unrealized depreciation on swap agreements	0	97,305	0	164	154,014	251,483

	$0	$100,933	$0	$434,357	$1,295,705	$1,830,995

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$645,220	$0	$47,888	$4,298,734	$4,991,842
Net realized (loss) on foreign currency transactions	0	0	0	(678,688)	0	(678,688)

	$0	$645,220	$0	$(630,800)	$4,298,734	$4,313,154

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$212,712	$0	$5,200	$(1,709,858)	$(1,491,946)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(69,937)	0	(69,937)

	$0	$212,712	$0	$(64,737)	$(1,709,858)	$(1,561,883)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(110,512) as reported in the Notes to Schedule of Investments.

(u)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures(1)
BCLY	$193,848	$(190,710)	$3,138
BNP	17,616	(17,160)	456
BOA	15,438	(39,040)	(23,602)
CITI	(24,437)	12,560	(11,877)
CSFB	38,421	(37,220)	1,201
DUB	145,490	(159,630)	(14,140)
GSC	(41,281)	34,259	(7,022)
HSBC	221,888	(214,360)	7,528
JPM	90,480	(87,470)	3,010
MLP	27,913	(26,390)	1,523
MSC	(190,153)	165,073	(25,080)
RBC	(95,038)	86,066	(8,972)
RBS	(263,394)	246,982	(16,412)
SOG	827	(750)	77
UBS	62,829	(64,340)	(1,511)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of PIMCO Total Return Fund (the “Fund”) as of March 31, 2011, and for the year then ended and have issued our unqualified report thereon dated May 20, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s schedule of investments in securities (the “Schedule”) as of March 31, 2011 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit. In our opinion, the Schedule referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 20, 2011

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 8, 2011

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: June 8, 2011